As filed with the Securities and Exchange Commission on June 27, 2007

Securities Act File No. 2-95973
Investment Company Act File No. 811-4236

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 89	[X]

and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 90 (Check appropriate box or boxes)	[X]

JPMORGAN TRUST II
(Exact Name of Registrant Specified in Charter)

245 Park Avenue
New York, New York, 10167
(Address of Principal Executive Offices)
Registrant’s Telephone Number, Including Area Code: (800) 480-4111

Stephen M. Benham, Esq.
J.P. Morgan Investment Management Inc.
245 Park Avenue
New York, NY 10167
(Name and Address of Agent for Service)

With copies to: Jessica K. Ditullio J.P. Morgan Investment Management Inc. 1111 Polaris Parkway Columbus, Ohio 43271	With copies to: Alan G. Priest, Esq. Ropes & Gray LLP One Metro Center 700 12th Street, N.W., Suite 900 Washington, D.C. 20005-3948

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b)	[X]	on July 1, 2007, pursuant to paragraph (b).
[ ]	60 days after filing pursuant to paragraph (a)(1)	[ ]	on (date) pursuant to paragraph (a)(1).
[ ]	75 days after filing pursuant to paragraph (a)(2)	[ ]	on (date) pursuant to paragraph (a)(2).

If appropriate, check the following box:

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

JPMORGAN INCOME FUNDS

JPMorgan Core Plus Bond Fund
(All Share Classes)
(a series of JPMorgan Trust II)

Supplement dated July 1, 2007
to the Prospectus dated July 1, 2007

The Board of Trustees of JPMorgan Trust II (the “Trust”) has approved changes to the strategies of the JPMorgan Core Plus Bond Fund (the “Fund”). On or around September 15, 2007 (the “Effective Date”), these changes will become effective and new prospectuses dated on the Effective Date (the “New Prospectuses”) will replace the existing prospectuses for the Fund (the “Existing Prospectuses”). Please note that the New Prospectuses reflecting the changes for the Fund are not yet effective and that the information in this supplement is not complete and may be changed at any time prior to the Effective Date. The following is a brief summary of some of the changes. Investors should refer to the New Prospectuses, once available, for a more complete discussion of the Fund’s strategies and risks after the Effective Date.

Changes to investment strategies. On the Effective Date, the following changes will become effective with respect to the Fund:

•	The Fund may invest up to 35% of its total assets in below investment grade securities (also known as junk bonds or high yield securities) or, if unrated, determined by the Fund’s adviser to be of comparable quality. Such securities may include so called “distressed debt” (e.g., securities of issuers experiencing financial or operating difficulties or operating in troubled industries that present attractive risk-reward characteristics.) Currently, the Fund may invest only up to 30% of its total assets in such securities.

•	The restrictions that the Fund may invest no more than 20% of its total assets in securities rated below the fifth rating category will be eliminated.

•	The Fund may invest up to 35% of its assets in foreign securities, including securities denominated in foreign currencies and emerging market debt securities (some of which may be high yield securities subject to the limitations rated above). Currently, the Fund may only invest up to 25% of its net assets in debt securities issued or guaranteed by foreign governments or their agencies and instrumentalities and debt securities issued by foreign corporations and supranational banks and foreign securities denominated in foreign currencies must be rated in the four highest investment grades or, if unrated, determined by the Adviser to be of comparable quality.

•	The Fund may invest in common stock and other equity securities in addition to preferred stock and convertible securities.

•	In connection with its investments in non-dollar denominated investments, the Fund may use forward foreign currency exchange contracts and other derivatives to increase income and gain to the Fund in addition to hedging non-dollar denominated investments.

•	The Fund will be permitted to invest in relative value strategies such as credit-oriented trades and other combinations of derivatives and/or securities and derivatives.

In addition, the Fund as part of this revised investment strategy may increase investments in certain securities and instruments that are permissible investments for the Fund but to date have not been regularly utilized including preferred stock, distressed debt, loan participations and assignments (including unfunded commitments), credit default swaps, mortgage dollar rolls, interest rate swaps, and futures.

Changes to the fund’s main risks. The changes in investment strategies may also result in increased or additional risks. On the Effective Date, the Fund will be permitted to invest a greater amount of its assets in high yield securities and foreign and emerging market securities. High yield securities may include foreign securities and emerging market debt securities. High yield securities are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. Investments in foreign securities involve risks in addition to those of U.S. investments including political and economic risks, currency exchange rate fluctuation and exchange control regulations, higher transactions costs, delayed

SUP-CPB-707

settlement and less stringent investor protection and disclosure standards of some foreign markets. These risks are magnified in countries that are emerging markets.

The Fund’s increased use of derivatives in connection with its relative value and investment strategies may also increase the risks to the Fund. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investments. The Fund’s use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

The Fund’s investments in common stock and other equity securities will be subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions.

Investors should refer to the Fund’s New Prospectuses for a more complete discussion of the main risks associated with the Fund’s investments strategies after the Effective Date.

Changes in investment process. On the Effective Date, the Fund’s investment process will provide as follows:

JPMorgan Investment Advisors Inc. (JPMIA) allocates the Fund’s assets among a range of sectors based on strategic positioning and other tactical considerations. The Fund’s allocations will be reviewed and rebalanced periodically, if appropriate. Individual portfolio managers will be responsible for day-to-day investment management decisions on the assets that are allocated to their respective sleeves; provided, however, excluding distressed debt, the remaining credit of the portfolio will be managed across the ratings continuum, not in separate investment grade and high yield sleeves. JPMIA will look for market sectors and individual securities that it believes will perform well over time. JPMIA selects individual securities after performing a risk/rewards analysis that includes an evaluation of interest rate risk, credit risk, currency risk, and the complex legal and technical structure of the transactions. With respect to the high yield portion of the Fund, JPMIA focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors.

Management of the fund. After the Effective Date, the portfolio management team will continue to be led by Gary J. Madich, Managing Director and CFA charterholder, who will be responsible for the overall allocation of the Fund. In addition to Mr. Madich, the four members of the portfolio management team with the most significant responsibility for day-to-day management of the Fund will be James A. Sexton, Managing Director, who also will assist in the overall allocation strategy, Mark M. Jackson, Vice President and CFA charterholder, Frederick A. Sabetta, Vice President, CPA, and CFA charterholder, and Richard Figuly, Vice President. The team will also include additional portfolio managers who will make day to day decisions concerning all alternative strategies such as emerging markets debt. Biographies for Mr. Madich, Mr. Sexton, Mr. Jackson, Mr. Sabetta, and Mr. Figuly are included in the July 1, 2007 Prospectuses.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

PROSPECTUS JULY 1, 2007

JPMorgan

Income

Funds

Class A, Class B & Class C Shares

JPMorgan Ultra Short Duration Bond Fund
JPMorgan Treasury & Agency Fund
JPMorgan Short Duration Bond Fund
JPMorgan Short Term Bond Fund (Class A)
JPMorgan Short Term Bond Fund II (Class A)
JPMorgan Intermediate Bond Fund
JPMorgan Core Bond Fund
JPMorgan Core Plus Bond Fund
JPMorgan Bond Fund
JPMorgan Strategic Income Fund
JPMorgan Mortgage-Backed Securities Fund (Class A)
JPMorgan Government Bond Fund
JPMorgan Real Return Fund (Class A & C)
JPMorgan High Yield Bond Fund
JPMorgan Emerging Markets Debt Fund (Class A & C)

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Ultra Short Duration Bond Fund	1
JPMorgan Treasury & Agency Fund	8
JPMorgan Short Duration Bond Fund	14
JPMorgan Short Term Bond Fund	21
JPMorgan Short Term Bond Fund II	2 7
JPMorgan Intermediate Bond Fund	3 3
JPMorgan Core Bond Fund	4 0
JPMorgan Core Plus Bond Fund	4 7
JPMorgan Bond Fund	5 4
JPMorgan Strategic Income Fund	6 1
JPMorgan Mortgage-Backed Securities Fund	69
JPMorgan Government Bond Fund	7 5
JPMorgan Real Return Fund	8 2
JPMorgan High Yield Bond Fund	89
JPMorgan Emerging Markets Debt Fund	9 6
The Funds’ Management and Administration	10 3
How to Do Business with the Funds	1 08
Purchasing Fund Shares	1 08
Sales Charges	11 3
Rule 12b-1 Fees	1 19
Networking and Sub-Transfer Agency Fees	1 19
Exchanging Fund Shares	1 19
Redeeming Fund Shares	12 0
Shareholder Information	12 4
Distributions and Taxes	12 4
Shareholder Statements and Reports	12 5
Availability of Proxy Voting Record	12 5
Portfolio Holdings Disclosure	12 5
Investment Practice s	1 2 6
Risk and Reward Elements for the Funds	13 5
JPMIM—Related Performance of Separately Managed Accounts	14 1
Financial Highlights	14 2
Legal Proceedings and Additional Fee and Expense Information	15 6
How To Reach Us	Inside back cover

JPMorgan Ultra Short Duration Bond Fund

What is the goal of the Fund?

The Fund seeks a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade securities.

What are the Fund’s m ain i nvestment s trateg ies?

The Fund mainly invests in all types of investment grade debt securities or unrated debt securities which JPMorgan Investment Advisors Inc. (JPMIA or the adviser) determines to be of comparable quality, including mortgage-backed securities, asset-backed securities, adjustable rate mortgages, other structured investments, including collateralized mortgage obligations, and money market instruments. Under normal circumstances, the Fund will invest at least 80% of its assets in bonds. For purposes of this policy, assets mean net assets plus the amount of borrowings for investment purposes.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

The Fund will maintain a maximum interest rate sensitivity approximately equal to that of a two-year U.S. Treasury security, although the Fund’s actual interest rate sensitivity is expected to be approximately equal to that of a one-year U.S. Treasury security.

The Fund invests in fixed and floating rate debt securities representing an interest in or secured by residential mortgage loans. These securities often are issued or guaranteed by the U.S. government, its agencies or instrumentalities such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac). However, the Fund also may purchase mortgage-backed securities and asset-backed securities that are issued by non-governmental entities. Such securities may or may not have private insurer guarantees of timely payments.

The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments , for risk management and/or to increase income or gain to the Fund .

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. JPMIA looks for individual securities that it believes will perform well over time. JPMIA selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

JULY 1, 2007   1

JPMorgan Ultra Short Duration Bond Fund (continued)

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities are considered to have speculative characteristics , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae, or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

2   JPMORGAN INCOME FUNDS

Temporary Defensive Positions and Redemption Risks.   To respond to unusual circumstances and for cash management purposes, the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meetings its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 126–140.

JULY 1, 2007   3

JPMorgan Ultra Short Duration Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Short 9–12 Month U.S. Treasury Index, a broad-based securities market index, and the Lipper Ultra Short Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load. There is no contingent deferred sales load assessed on Class C Shares of the Fund.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2000	2.13%	Worst Quarter	2nd quarter, 2004	–0.15%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 1.37%.

4   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 2006*

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A
Return Before Taxes	2.24	2.55	4.16
Return After Taxes on Distributions	0.63	1.38	2.43
Return After Taxes on Distributions and Sale of Fund Shares	1.43	1.48	2.47

CLASS B
Return Before Taxes	1.06	2.51	4.09 [3]

CLASS C
Return Before Taxes	4.08	2.48	3.70

LEHMAN BROTHERS SHORT 9–12 MONTH U.S. TREASURY INDEX1ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.39	2.44	4.19

LIPPER ULTRA SHORT FUNDS INDEX2ˆ
(Reflects No Deduction for Taxes)	4.62	2.58	4.10

After-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Class C Shares prior to its inception on 11/1/01 is based on the performance of Select Class Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

1	The Lehman Brothers Short 9–12 Month U.S. Treasury Index is an unmanaged index, which includes aged U.S. Treasury notes and bonds with a remaining maturity from nine up to, but not including, twelve months. It excludes zero-coupon strips. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

2	The performance of the Lipper Ultra Short Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

3	Class B Shares automatically convert to Class A Shares after six years. Therefore, the performance in the “Past 10 Years” column represents a combination of Class A and Class B operating expenses.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2007   5

JPMorgan Ultra Short Duration Bond Fund (continued)

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A		Class B	Class C
Maximum Sales Charge (Load) When You Buy Shares, Shown as % of the Offering Price*	2.25		NONE	NONE

Maximum Deferred Sales Charge (Load) Shown as % of Lower of Original Purchase Price or Redemption Proceeds	NONE	**	3.00	NONE

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class A, Class B and Class C assets)

	Class A	Class B	Class C
Management Fees	0. 25	0. 25	0. 25
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.16	0.16	0.16
Acquired Fund Fees and Expenses[2]	0.02	0.02	0.02

Total Annual Operating Expenses [3,4]	0.93	1.43	1.43
Fee Waivers and Expense Reimbursements [4]	(0.21)	(0.21)	(0.21)

Net Expenses [4]	0.72	1.22	1.22

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/28/07. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.70%, 1.20%, and 1.20%, respectively, of the average daily net assets through 6/30/08. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.91%, 1.41% and 1.41% for Class A Shares, Class B Shares and Class C Shares, respectively.

6   JPMORGAN INCOME FUNDS

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	297	494	708	1,323
CLASS B SHARES** ($)	424	632	762	1,434	***
CLASS C SHARES** ($)	124	432	762	1,695

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	297	494	708	1,323
CLASS B SHARES ($)	124	432	762	1,434	***
CLASS C SHARES ($)	124	432	762	1,695

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for six years.

JULY 1, 2007   7

JPMorgan Treasury & Agency Fund

What is the goal of the Fund?

The Fund seeks a high level of current income by investing in U.S. Treasury and other U.S. agency obligations with a primary, but not exclusive, focus on issues that produce income exempt from state income taxes.

What are the Fund’s m ain i nvestment s trateg ies?

The Fund invests in U.S. Treasury and other U.S. agency obligations including U.S. Treasury bills, notes, agency debentures, repurchase agreements and other obligations issued or guaranteed by U.S. government agencies and instrumentalities.

Under normal circumstances, the Fund will invest at least 80% of its assets in Treasury and Agency Obligations. For purposes of this policy, assets mean net assets plus the amount of borrowings for investment purposes. A Treasury and Agency Obligation includes U.S. Treasury bills, notes and other obligations issued or guaranteed by U.S. government agencies and instrumentalities, including Separately Traded Registered Interest and Principal Securities known as STRIPS and Coupons Under Book Entry Safekeeping known as CUBES.

The Fund’s investments in U.S. Treasury and U.S. agency obligations include fixed income securities and mortgage-backed related securities.

The Fund also invests in other government-only investment companies, including JPMorgan money market funds. The Fund also may invest in government mortgage-backed securities and government adjustable rate mortgage loans known as ARMs, as well as engage in securities lending.

Normally the Fund’s average weighted maturity will range between two and five years. See page 126 for a discussion of average weighted maturity.

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. JPMIA looks for individual securities that it believes will perform well over time. The Fund spreads its holdings across various security types and concentrates on issues with short or intermediate remaining maturities. JPMIA selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments

8   JPMORGAN INCOME FUNDS

generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.
Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

Temporary Defensive Positions and Redemption Risk s .
To respond to unusual circumstances and for cash management purposes , the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 126–140.

JULY 1, 2007   9

JPMorgan Treasury & Agency Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers 1–5 Year Treasury Index, a broad-based securities market index, and the Lipper Short U.S. Government Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2002	4.69%	Worst Quarter	2nd quarter, 2004	–1.61%

*	The Fund commenced operations on 1/20/97 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The performance data for the Fund includes the performance of the common trust fund for periods prior to the Fund’s commencement of operations as adjusted to reflect the expenses associated with each class of the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 1.27%.

10   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 2006*

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A
Return Before Taxes	1.22	2.92	4.66
Return After Taxes on Distributions	(0.42)	1.39	2.71
Return After Taxes on Distributions and Sale of Fund Shares	0.77	1.62	2.79

CLASS B
Return Before Taxes	0.19	2.90	4.57 [3]

LEHMAN BROTHERS 1–5 YEAR TREASURY INDEX1ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	3.75	3.20	4.98

LIPPER SHORT U.S. GOVERNMENT FUNDS INDEX2ˆ
(Reflects No Deduction for Taxes)	4.03	2.67	4.35

After-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The Fund commenced operations on 1/20/97 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The performance data for the Fund includes the performance of the common trust fund for periods prior to the Fund’s commencement of operations as adjusted to reflect the expenses associated with each class of the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

1	The Lehman Brothers 1–5 Year Treasury Index is an unmanaged index comprised of U.S. Treasury issued securities with maturities of one to five years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

2	The performance of the Lipper Short U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

3	Class B Shares automatically convert to Class A Shares after six years. Therefore, the performance in the “Past 10 Years” column represents a combination of Class A and Class B operating expenses.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2007   11

JPMorgan Treasury & Agency Fund (continued)

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A		Class B	Class C1
Maximum Sales Charge (Load) When You Buy Shares, Shown as % of the Offering Price*	2.25		NONE	NONE

Maximum Deferred Sales Charge (Load) Shown as % of Lower of Original Purchase Price or Redemption Proceeds	NONE	**	3.00	1.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

1	As of the date of this prospectus, Class C Shares have not commenced operations and are not open for investment.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class A, Class B and Class C assets)

	Class A	Class B	Class C [3]
Management Fees	0.30	0.30	0.30
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.23	0.23	0.23

Total Annual Operating Expenses	1.03	1.53	1.53
Fee Waivers and Expense Reimbursements[2]	(0.33)	(0.33)	(0.33)
Net Expenses[2]	0.70	1.20	1.20

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year. Class C expenses are based on estimated expenses.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/ or reimburse expenses to the extent that total annual operating expenses of the Class A, Class B and Class C Shares (excluding A cquired F und F ees and E xpenses , dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan ) exceed 0.70%, 1.20% and 1.20% , respectively, of their average daily net assets through 6/30/08. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

3	As of the date of this Prospectus, Class C Shares have not commenced operations and are not open for investment.

12   JPMORGAN INCOME FUNDS

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	295	513	749	1,427
CLASS B SHARES** ($)	422	651	803	1,537	***
CLASS C SHARES** ($)	222	451	803	1,795

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	295	513	749	1,427
CLASS B SHARES ($)	122	451	803	1,537	***
CLASS C SHARES ($)	122	451	803	1,795

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for six years.

JULY 1, 2007   13

JPMorgan Short Duration Bond Fund

What is the goal of the Fund?

The Fund seeks current income consistent with preservation of capital through investment in high- and medium-grade fixed income securities.

What are the Fund’s m ain i nvestment s trateg ies?

The Fund mainly invests in investment grade debt securities or unrated debt securities which the adviser, JPMIA, determines to be of comparable quality, with short to intermediate remaining maturities. These include U.S. government obligations, such as Ginnie Mae, Fannie Mae or Freddie Mac securities and mortgage-backed securities, asset-backed securities, corporate debt obligations, and other structured investments including collateralized mortgage obligations.

Under normal circumstances, the Fund invests at least 80% of its assets in bonds. For purposes of this policy, assets mean net assets plus the amount of borrowings for investment purposes.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

Up to 20% of the Fund’s assets may be invested in preferred stock.

The Fund also may purchase taxable or tax-exempt municipal securities. The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category. The Fund’s effective average weighted maturity ordinarily will be three years or less taking into account expected amortization and prepayment of principal on certain investments. See page 126 for a discussion of average weighted maturity.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments , for risk management and/or to increase income or gain to the Fund.

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. JPMIA looks for market sectors and individual securities that it believes will perform well over time. JPMIA selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

14   JPMORGAN INCOME FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities are considered to have speculative characteristics , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Temporary Defensive Positions and Redemption Risk s .
To respond to unusual circumstances and for cash management purposes , the Fund may invest up to 100% of its assets in cash and cash equivalents. These

JULY 1, 2007   15

JPMorgan Short Duration Bond Fund (continued)

investments may prevent the Fund from meeting its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 126–140.

16   JPMORGAN INCOME FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers 1–3 Year Government/Credit Bond Index, a broad-based securities market index, and the Lipper Short U.S. Government Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load. There is no contingent deferred sales load assessed on Class C Shares of the Fund.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	3rd quarter, 2001	3.18%	Worst Quarter	2nd quarter, 2004	–0.96%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 1.31%.

JULY 1, 2007   17

JPMorgan Short Duration Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 2006*

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A
Return Before Taxes	1.73	2.45	4.25
Return After Taxes on Distributions	0.45	1.25	2.52
Return After Taxes on Distributions and Sale of Fund Shares	1.11	1.38	2.55

CLASS B
Return Before Taxes	0.51	2.38	4.20	[3]

CLASS C
Return Before Taxes	3.51	2.39	3.83

LEHMAN BROTHERS 1–3 YEAR GOVERNMENT/ CREDIT BOND INDEX1ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.25	3.27	4.97

LIPPER SHORT U.S. GOVERNMENT FUNDS INDEX2ˆ
(Reflects No Deduction for Taxes)	4.03	2.67	4.35

After-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Class C Shares prior to its inception on 11/1/01 is based on the performance of Select Class Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

1	The Lehman Brothers 1–3 Year Government/Credit Bond Index is an unmanaged index of investment grade government and corporate bonds with maturities of one to three years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

2	The performance of the Lipper Short U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

3	Class B Shares automatically convert to Class A Shares after six years. Therefore, the performance in the “Past 10 Years” column represents a combination of Class A and Class B operating expenses.

ˆ	Investors cannot invest directly in an index.

18   JPMORGAN INCOME FUNDS

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A		Class B	Class C
Maximum Sales Charge (Load) When You Buy Shares, Shown as % of the Offering Price*	2.25		NONE	NONE

Maximum Deferred Sales Charge (Load) Shown as % of Lower of Original Purchase Price or Redemption Proceeds	NONE	**	3 .00	NONE

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class A, Class B and Class C assets)

	Class A	Class B	Class C
Management Fees	0. 25	0. 25	0. 25
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.16	0.16	0.16

Total Annual Operating Expenses	0.91	1.41	1.41
Fee Waivers and Expense Reimbursements[2]	(0.11)	(0.11)	(0.11)
Net Expenses[2]	0.80	1.30	1.30

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/ or reimburse expenses to the extent that total annual operating expenses of the Class A, Class B and Class C Shares (excluding A cquired F und F ees and E xpenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan ) exceed 0.80%, 1.30% and 1.30% , respectively, of their average daily net assets through 6/30/08. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

JULY 1, 2007   19

JPMorgan Short Duration Bond Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	305	498	707	1,310
CLASS B SHARES** ($)	432	635	761	1,420	***
CLASS C SHARES** ($)	132	435	761	1,681

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	305	498	707	1,310
CLASS B SHARES ($)	132	435	761	1,420	***
CLASS C SHARES ($)	132	435	761	1,681

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for six years.

20   JPMORGAN INCOME FUNDS

JPMorgan Short Term Bond Fund

What is the goal of the Fund?

The Fund seeks to provide high total return, consistent with low volatility of principal.

What are the Fund’s m ain i nvestment s trateg ies?

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. “Assets” means net assets, plus the amount of borrowings for investment purposes. These investments can include asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds, private placements and money market instruments that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund’s duration will range between zero and three years, similar to that of the Merrill Lynch 1–3 Year Treasury Index. The dollar weighted average maturity of the Fund’s portfolio will not exceed three years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments , for risk management and/or to increase income or gain to the Fund.

Up to 25% of the Fund’s total assets may be invested in foreign debt securities, including debt securities denominated in foreign currencies. The Fund typically hedges 70% of its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

At least 90% of Assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody’s Investors Service, Inc. (Moody’s), Standard & Poor’s Corporation (S&P), Fitch Ratings (Fitch) or the equivalent by another national rating organization, including at least 75% “A” or better. Up to 10% of Assets may be invested in securities rated below investment grade (junk bonds). It may also invest in unrated securities deemed by J.P. Morgan Investment Management Inc. (JPMIM or the adviser), to be of comparable quality.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into “dollar-rolls,” in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund may engage in short sales.

The Fund’s Board of Trustees may change any of these investment policies (including the Fund’s investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured, or guaranteed by, the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

JULY 1, 2007   21

JPMorgan Short Term Bond Fund (continued)

Investment Process

JPMIM selects investments for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles and spreads the Fund’s holdings across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. In addition to high yield securities, the Fund may invest in securities in the lowest investment grade category. Such securities also are considered to have speculative characteristics, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

Foreign Securities Risk.  Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency exchange rate fluctuations and exchange control regulations, higher transactions costs, delayed settlement and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.

Emerging Markets Risk. The risks associated with foreign securities are magnified in countries that are “emerging markets.” These countries may have relatively unstable governments and less established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments.

Currency Risk.  Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government.

22   JPMORGAN INCOME FUNDS

Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Short Selling Risk.  The Fund may enter into short sales of certain securities and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. In addition, the Fund may enter into short sales of instruments such as mortgage TBAs which do not involve borrowing a security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

High Yield Securities Risk.   The Fund may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have it s own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

High Portfolio Turnover.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains.

Temporary Defensive Positions Risk. To respond to unusual circumstances and for cash management p urposes , the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective.

Redemption Risk. The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other countries.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 126–140.

JULY 1, 2007   23

JPMorgan Short Term Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Merrill Lynch 1–3 Year Treasury Index, a broad-based securities market index and the Lipper Short Investment Grade Bond Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3r d quarter, 200 1	3. 13%	Worst Quarter	2nd quarter, 2004	–1.14%

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period before Class A Shares were launched on 9/10/01 is based on the performance of a former feeder (that was merged out of existence and whose investment program was identical) . During this period, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than the above referenced feeder.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 1.31%.

24   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 2006*

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A
Return Before Taxes	2.34	2.25	4.09
Return After Taxes on Distributions	0.64	1.04	2.30
Return After Taxes on Distributions and Sale of Fund Shares	1.50	1.21	2.39

MERRILL LYNCH 1–3 YEAR TREASURY INDEX1ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	3.96	2.82	4.69

LIPPER SHORT INVESTMENT GRADE BOND FUNDS INDEX2ˆ
(Reflects No Deduction for Taxes)	4.39	2.94	4.47

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period before Class A Shares were launched on 9/10/01 is based on the performance of a former feeder (that was merged out of existence and whose investment program was identical to and whose expenses were most similar to those of the Class A Shares). During this period, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than the above referenced feeder.

1	The Merrill Lynch 1–3 Year Treasury Index is a subset of the Merrill Lynch Treasury Master Index. The maturity range on these securities is from one to three years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

2	The performance of the Lipper Short Investment Grade Bond Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

Investor Expenses for Class A Shares

The expenses of Class A Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A
Maximum Sales Charge (Load) When You Buy Shares, Shown as % of the Offering Price*	2.25

Maximum Deferred Sales Charge (Load) Shown as % of Lower of Original Purchase Price or Redemption Proceeds	NONE	**

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

JULY 1, 2007   25

JPMorgan Short Term Bond Fund (continued)

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class A assets)

Class A
Management Fees	0.25
Distribution (Rule 12b-1) Fees	0.25
Shareholder Service Fees	0.25
Other Expenses[1]	0.14
Acquired Fund Fees and Expenses[2]	0.01

Total Annual Operating Expenses [3,4]	0.90
Fee Waivers and Expense Reimbursements [4]	(0.14)
Net Expenses [4]	0.76

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/28/07. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.75% of the average daily net assets of the Class A Shares through 6/30/08. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.89% for Class A Shares.

Example

The example below is intended to help you compare the cost of investing in the Class A Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Class A Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
301	492	699	1,295

*	Assumes sales charge is deducted when shares are purchased.

26   JPMORGAN INCOME FUNDS

JPMorgan Short Term Bond Fund II

What is the goal of the Fund?

The Fund seeks a high level of income, consistent with preservation of capital.

What are t he Fund’s m ain i nvestment s trateg ies?

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. “Assets” means net assets, plus the amount of borrowings for investment purposes. These investments can include asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds, private placements and money market instruments, that JPMIM believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund’s duration will range between one and three years. The dollar weighted average maturity of the Fund’s portfolio will not exceed three years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

Substantially all of the Fund’s investments will be rated investment grade, by Moody’s, S&P, Fitch or the equivalent by another national rating organization, or unrated but deemed by the adviser, JPMIM, to be of comparable quality.

The Fund may make substantial investments in foreign debt securities, including securities of issuers in emerging markets, as long as they meet the Fund’s credit quality standards.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into “dollar-rolls,” in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (but not the Fund’s investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured, or guaranteed by, the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIM selects investments for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles and spreads the Fund’s holdings across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

JULY 1, 2007   27

JPMorgan Short Term Bond Fund II (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. Although substantially all of the Fund’s investments will be rated investment grade, the Fund may invest in securities that are in the lowest investment grade category and may, from time to time, hold non-investment grade securities, also known as high yield securities or junk bonds. Such securities are considered to have speculative characteristics, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

Foreign Securities Risk.  Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency exchange rate fluctuations and exchange control regulations, higher transactions costs, delayed settlement and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.

Emerging Markets Risk.  The risks associated with foreign securities are magnified in countries that are “emerging markets.” These countries may have relatively unstable governments and less established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for

28   JPMORGAN INCOME FUNDS

securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have it s own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

High Portfolio Turnover.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains.

Temporary Defensive Positions Risk. To respond to unusual circumstances and for cash management purposes , the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective.

Redemption Risk. The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other countries.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 126–140.

JULY 1, 2007   29

JPMorgan Short Term Bond Fund II (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Lehman Brothers 1–3 Year U.S. Government Bond Index, a broad-based securities market index and the Lipper Short Investment Grade Bond Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	3rd quarter, 2001	3.02%	Worst Quarter	2nd quarter, 2004	–1.26%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 1.35%.

30   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 2006

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A
Return Before Taxes	1.74	2.06	3. 79
Return After Taxes on Distributions	0.04	0.93	2.16
Return After Taxes on Distributions and Sale of Fund Shares	1.11	1.10	2.23

LEHMAN BROTHERS 1–3 YEAR U.S. GOVERNMENT BOND INDEX1ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.12	2.97	4.79

LIPPER SHORT INVESTMENT GRADE BOND FUNDS INDEX2ˆ
(Reflects No Deduction for Taxes)	4.39	2.94	4.47

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Lehman Brothers 1–3 Year U.S. Government Bond Index is an unmanaged index composed of all bonds covered by the Government Bond Index with maturities of one to three years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

2	The performance of the Lipper Short Investment Grade Bond Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

Investor Expenses for Class A Shares

The expenses of Class A Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A
Maximum Sales Charge (Load) When You Buy Shares, Shown as % of the Offering Price*	2.25

Maximum Deferred Sales Charge (Load) Shown as % of Lower of Original Purchase Price or Redemption Proceeds	NONE	**

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

JULY 1, 2007   31

JPMorgan Short Term Bond Fund II (continued)

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class A assets)

Class A
Management Fees	0.25
Distribution (Rule 12b-1) Fees	0.25
Shareholder Service Fees	0.25
Other Expenses[1]	0.23
Acquired Fund Fees and Expenses[2]	0.01
Total Annual Operating Expenses [3,4]	0.99
Fee Waivers and Expense Reimbursements [4]	(0.23)
Net Expenses [4]	0.76

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/28/07. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.75% of the average daily net assets of the Class A Shares through 6/30/08. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.98% for Class A Shares.

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the Fund’s actual returns of Class A Shares and your actual costs may be higher or lower.

YOUR COST* ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
301	511	738	1,390

*	Assumes sales charge is deducted when shares are purchased.

32   JPMORGAN INCOME FUNDS

JPMorgan Intermediate Bond Fund

What is the goal of the Fund?

The Fund seeks current income consistent with the preservation of capital by investing in high- and medium-grade fixed income securities with intermediate maturities.

What are t he Fund’s m ain i nvestment s trateg ies?

The Fund mainly invests in investment grade debt securities of all types or unrated debt securities which the adviser, JPMIA, determines to be of comparable quality, including bonds, notes and U.S. government obligations with intermediate maturities. These include mortgage-backed , asset-backed securities , and collateralized mortgage obligations .

As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds and at least 50% of total assets will consist of obligations issued by the U.S. government or its agencies and instrumentalities, some of which may be subject to repurchase agreements. For purposes of this policy, the Fund’s net assets include borrowing by the Fund for investment purposes. U.S. government obligations include U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

Up to 20% of the Fund’s assets may be invested in preferred stock.

The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category. The Fund’s average weighted maturity will ordinarily range between three and ten years, taking into account expected prepayment of principal on certain investments. The Fund may shorten that average weighted maturity to as little as one year for temporary defensive purposes. See page 126 for a discussion of average weighted maturity.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments , for risk management and/or to increase income or gain to the Fund.

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities by analyzing both individual securities and different market sectors. JPMIA looks for market sectors and individual securities that it believes will perform well over time. JPMIA selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

JULY 1, 2007   33

JPMorgan Intermediate Bond Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities are considered to have speculative characteristics , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Temporary Defensive Positions and Redemption Risk s .
To respond to unusual circumstances and for cash management purposes , the Fund may invest up to 100% of its assets in cash and cash equivalents. These

34   JPMORGAN INCOME FUNDS

investments may prevent the Fund from meeting its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 126–140 .

JULY 1, 2007   35

JPMorgan Intermediate Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Intermediate Government/Credit Bond Index, a broad-based securities market index, and the Lipper Short-Intermediate U.S. Government Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end load and the performance for the Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2001	4.51%	Worst Quarter	2nd quarter, 2004	–2.03%

*	The Fund consolidated with the Pegasus Intermediate Bond Fund on 3/22/99. For financial reporting purposes, the Pegasus Intermediate Bond Fund was considered the accounting survivor. Therefore, all performance information for the Fund for periods prior to 3/22/99 reflects the performance of the Pegasus Intermediate Bond Fund and its predecessor.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 1.73%.

36   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS(%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 2006*

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A
Return Before Taxes	(0.03)	3.52	5.12
Return After Taxes on Distributions	(1.63)	1.73	3.01
Return After Taxes on Distributions and Sale of Fund Shares	(0.04)	1.94	3.06

CLASS B
Return Before Taxes	(1.69)	3.32	4.97	[3]

CLASS C
Return Before Taxes	2.29	3. 67	4.85

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/ CREDIT BOND INDEX1ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.08	4.53	5.80

LIPPER SHORT-INTERMEDIATE U.S. GOVERNMENT FUNDS INDEX2ˆ
(Reflects No Deduction for Taxes)	3.97	3.46	4.82

After-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The Fund consolidated with the Pegasus Intermediate Bond Fund on 3/22/99. The performance information for periods prior to 3/22/99 reflects the performance of the predecessor to the Pegasus Intermediate Bond Fund, and the Pegasus Intermediate Bond Fund. Historical performance shown for Class C Shares prior to its inception is based on the performance of Select Class Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between the classes.

1	The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index comprised of U.S. government agency and Treasury securities and investment grade corporate bonds. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

2	The performance of the Lipper Short-Intermediate U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

3	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “Past 10 Years” column represents a combination of Class A and Class B operating expenses.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2007   37

JPMorgan Intermediate Bond Fund (continued)

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A		Class B	Class C
Maximum Sales Charge (Load) When You Buy Shares, Shown as % of the Offering Price*	3.75		NONE	NONE

Maximum Deferred Sales Charge (Load) Shown as % of Lower of Original Purchase Price or Redemption Proceeds	NONE	**	5.00	1.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class A, Class B and Class C assets)

	Class A	Class B	Class C
Management Fees	0.30	0.30	0.30
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.16	0.16	0.16
Acquired Fund Fees and Expenses[2]	0.01	0.01	0.01
Total Annual Operating Expenses [3,4]	0.97	1.47	1.47
Fee Waivers and Expense Reimbursements [4]	(0.13)	NONE	NONE
Net Expenses [4]	0.84	1.47	1.47

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/28/07. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.83%, 1.48%, and 1.48%, respectively, of the average daily net assets through 6/30/08. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.96%, 1.46% and 1.46% for Class A Shares, Class B Shares and Class C Shares, respectively.

38   JPMORGAN INCOME FUNDS

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	458	660	879	1,509
CLASS B SHARES** ($)	650	765	1,003	1,622	***
CLASS C SHARES** ($)	250	465	803	1,75 7

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	458	660	879	1,509
CLASS B SHARES ($)	150	465	803	1,622	***
CLASS C SHARES ($)	150	465	803	1,757

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JULY 1, 2007   39

JPMorgan Core Bond Fund

What is the goal of the Fund?

The Fund seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

What are t he Fund’s m ain i nvestment s trateg ies?

The Fund invests mainly in investment grade bonds and debt securities or unrated bonds and debt securities which the adviser, JPMIA, determines to be of comparable quality, as well as preferred stock and loan participations. Such securities include U.S. government securities such as U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities.

As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. Generally, such bonds will have intermediate to long maturities.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category. The Fund’s average weighted maturity will ordinarily range between four and 12 years, although the Fund may shorten its average weighted maturity if deemed appropriate for temporary defensive purposes. See page 126 for a discussion of average weighted maturity.

The Fund also may purchase taxable or tax-exempt municipal securities.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments , for risk management and/or to increase income or gain to the Fund.

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA analyzes four major factors in managing and constructing the Fund: duration, market sectors, maturity concentrations and individual securities. JPMIA looks for market sectors and individual securities that it believes will perform well over time. JPMIA is value oriented and selects individual securities after performing a risk/reward analyst that includes an evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

40   JPMORGAN INCOME FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities are considered to have speculative characteristics , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Temporary Defensive Positions and Redemption Risk s .
To respond to unusual circumstances and for cash management purposes , the Fund may invest up to 100% of its assets in cash and cash equivalents. These

JULY 1, 2007   41

JPMorgan Core Bond Fund (continued)

investments may prevent the Fund from meeting its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 126–140 .

42   JPMORGAN INCOME FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Aggregate Bond Index, a broad-based securities market index, and the Lipper Intermediate U.S. Government Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2001	5.05%	Worst Quarter	2nd quarter, 2004	–2.38%

*	The Fund consolidated with the Pegasus Bond Fund on 3/22/99. The performance information for periods prior to 3/22/99 reflects the performance of the predecessor to the Pegasus Bond Fund and the Pegasus Bond Fund.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 1.68%.

JULY 1, 2007   43

JPMorgan Core Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 2006*

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A
Return Before Taxes	0.08	3.92	5.61
Return After Taxes on Distributions	(1.43)	2.11	3.42
Return After Taxes on Distributions and Sale of Fund Shares	0.02	2.26	3.44

CLASS B
Return Before Taxes	(1.72)	3.70	5.45	[3]

CLASS C
Return Before Taxes	2.27	4.04	5.35

LEHMAN BROTHERS AGGREGATE BOND INDEX1ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.33	5.06	6.24

LIPPER INTERMEDIATE U.S. GOVERNMENT FUNDS INDEX2ˆ
(Reflects No Deduction for Taxes)	3.71	4.08	5.39

After-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The Fund consolidated with the Pegasus Bond Fund on 3/22/99. The performance information for periods prior to 3/22/99 reflects the performance of the predecessor to the Pegasus Bond Fund, and the Pegasus Bond Fund. Historical performance shown for Class C Shares prior to its inception is based on the performance of Select Class Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between the classes.

1	The Lehman Brothers Aggregate Bond Index is an unmanaged index and represents a mix of maturities. It is a replica (or model) of the U.S. government bond, mortgage-backed securities and corporate bond markets. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

2	The performance of the Lipper Intermediate U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

3	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “Past 10 Years” column represents a combination of Class A and Class B operating expenses.

ˆ	Investors cannot invest directly in an index.

44   JPMORGAN INCOME FUNDS

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A		Class B	Class C
Maximum Sales Charge (Load) When You Buy Shares, Shown as % of the Offering Price*	3.75		NONE	NONE

Maximum Deferred Sales Charge (Load) Shown as % of Lower of Original Purchase Price or Redemption Proceeds	NONE	**	5.00	1.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class A, Class B and Class C assets)

	Class A	Class B	Class C
Management Fees	0.30	0.30	0.30
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.14	0.14	0.14
Acquired Fund Fees and Expenses[2]	0.01	0.01	0.01

Total Annual Operating Expenses [3,4]	0.95	1.45	1.45
Fee Waivers and Expense Reimbursements [4]	(0.19)	NONE	NONE

Net Expenses [4]	0.76	1.45	1.45

1	“Other Expenses” have been calculated based on the actual amount incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/28/07. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.75%, 1.46%, and 1.46%, respectively, of the average daily net assets through 6/30/08. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.94%, 1.44% and 1.44% for Class A Shares, Class B Shares and Class C Shares, respectively.

JULY 1, 2007   45

JPMorgan Core Bond Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	450	648	863	1,481
CLASS B SHARES** ($)	648	759	992	1,600	***
CLASS C SHARES** ($)	248	459	792	1,735

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	450	648	863	1,481
CLASS B SHARES ($)	148	459	792	1,600	***
CLASS C SHARES ($)	148	459	792	1,735

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

46   JPMORGAN INCOME FUNDS

JPMorgan Core Plus Bond Fund

What is the goal of the Fund?

The Fund seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.

What are t he Fund’s m ain i nvestment s trateg ies?

The Fund mainly invests in investment grade debt securities or unrated debt securities that are determined to be of comparable quality by the adviser, JPMIA. In addition, the Fund also may invest in bonds, convertible securities, preferred stock, loan participations and other debt securities rated below investment grade (i.e., high yield or junk bonds).

As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations. A “junk bond” is a debt security that is rated below investment grade. Junk bonds also include unrated securities that JPMIA believes to be of comparable quality of debt securities that are rated below investment grade. Junk bonds are also called “high yield bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB or lower by S&P and Ba or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk.

The Fund invests at least 70% of its total assets in all types of debt securities rated as investment grade at the time of investment or, if unrated, determined to be of comparable quality by JPMIA. Such securities include government securities such as U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities.

Up to 30% of the Fund’s total assets may be invested in bonds, convertible securities, preferred stock, loan participations and other debt securities rated below investment grade or, if unrated, determined by JPMIA to be of comparable quality.

The Fund will not invest more than 20% of its total assets in securities rated below the fifth rating category.

Up to 25% of the Fund’s net assets may be invested in debt securities issued or guaranteed by foreign governments or their agencies and instrumentalities and debt securities issued by foreign corporations and supranational banks. The Fund generally hedges its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts. In addition to hedging non-dollar investments, the Fund may also use such derivatives as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The Fund also may purchase taxable or tax-exempt municipal securities. The Fund’s average weighted maturity will ordinarily range between five and 20 years, although the Fund may shorten its weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes. The Fund invests in securities with long to short maturities. See page 126 for a discussion of average weighted maturity.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments , for risk management and/or to increase income or gain to the Fund.

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

JULY 1, 2007   47

JPMorgan Core Plus Bond Fund (continued)

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. JPMIA looks for market sectors and individual securities that it believes will perform well over time. JPMIA selects individual securities after performing a risk/rewards analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transactions. With respect to the high yield portion of the Fund, JPMIA focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. In addition to high yield securities, the Fund invests in securities that are rated in the lowest investment grade category. Such securities also are considered to have speculative characteristics , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Foreign Securities Risk.  Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transactions costs, delayed settlement and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When

48   JPMORGAN INCOME FUNDS

mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

High Yield Securities Risk.  One of the Fund’s main investment strategies is to invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended as a long-term investment program for investors who are able and willing to assume a high degree of risk.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Temporary Defensive Positions Risk. To respond to unusual circumstances and for cash management purposes , the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective.

Redemption Risk. The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other countries.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 126–140.

JULY 1, 2007   49

JPMorgan Core Plus Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Aggregate Bond Index, a broad-based securities market index, and the Lipper Intermediate Investment Grade Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2002	3.79%	Worst Quarter	2nd quarter, 2004	–2.24%

*	The Fund consolidated with the Pegasus Multi-Sector Bond Fund on 3/22/99. For financial reporting purposes, the Pegasus Multi-Sector Bond Fund was considered the accounting survivor. Therefore, all performance information for the Fund for periods prior to 3/22/99 reflects the performance of the Pegasus Multi-Sector Bond Fund and its predecessors.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 1.68%.

50   JPMORGAN INCOME FUNDS

Average Annual Total Returns (%) (With Maximum Sales Charges)

Shows performance over time, for periods ended December 31, 2006*

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A
Return Before Taxes	0.13	4.03	5.15
Return After Taxes on Distributions	(1.50)	2.22	2.98
Return After Taxes on Distributions and Sale of Fund Shares	0.06	2.36	3.05

CLASS B
Return Before Taxes	(1.58)	3.86	4.98	[3]

CLASS C
Return Before Taxes	2.42	4.21	4.87

LEHMAN BROTHERS AGGREGATE BOND INDEX1ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.33	5.06	6.24

LIPPER INTERMEDIATE INVESTMENT GRADE INDEX2ˆ
(Reflects No Deduction for Taxes)	4.48	4.93	5. 87

After-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The Fund consolidated with the Pegasus Multi-Sector Bond Fund on 3/22/99. For financial reporting purposes, the Pegasus Multi-Sector Bond Fund was considered the accounting survivor. Therefore, all performance information for the Fund for periods prior to 3/22/99 reflects the performance of the Pegasus Multi-Sector Bond Fund and its predecessors. Historical performance shown for Class C Shares prior to its inception on 5/30 /00 is based on the performance of Select Class Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between the classes.

1	The Lehman Brothers Aggregate Bond Index is an unmanaged index and represents a mix of maturities. It is a replica (or model) of the U.S. government bond, mortgage-backed securities and corporate bond markets. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

2	The performance of the Lipper Intermediate Investment Grade Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

3	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “Past 10 Years” column represents a combination of Class A and Class B operating expenses.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2007   51

JPMorgan Core Plus Bond Fund (continued)

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A		Class B	Class C
Maximum Sales Charge (Load) When You Buy Shares, Shown as % of the Offering Price*	3.75		NONE	NONE

Maximum Deferred Sales Charge (Load) Shown as % of Lower of Original Purchase Price or Redemption Proceeds	NONE	**	5.00	1.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class A, Class B and Class C assets)

	Class A	Class B	Class C
Management Fees	0.30	0.30	0.30
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.16	0.16	0.16
Acquired Fund Fees and Expenses[2]	0.01	0.01	0.01

Total Annual Operating Expenses [3,4]	0.97	1.47	1.47
Fee Waivers and Expense Reimbursements [4]	(0.04)	NONE	NONE

Net Expenses [4]	0.93	1.47	1.47

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/28/07. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.92%, 1.5 7%, and 1.57%, respectively, of the average daily net assets through 6/30/08. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.96%, 1.46% and 1.46% for Class A Shares, Class B Shares and Class C Shares, respectively.

52   JPMORGAN INCOME FUNDS

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	466	669	887	1,517
CLASS B SHARES** ($)	650	765	1,003	1,622	***
CLASS C SHARES** ($)	250	465	803	1,757

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	466	669	887	1,517
CLASS B SHARES** ($)	150	465	803	1,622	***
CLASS C SHARES** ($)	150	465	803	1,757

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JULY 1, 2007   53

JPMorgan Bond Fund

What is the goal of the Fund?

The Fund seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

What are t he Fund’s m ain i nvestment s trateg ies?

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments, including but not limited to, asset-backed and mortgage-backed securities, U.S. government and agency securities, corporate bonds and private placements that it believes have the potential to provide a high total return over time. “Assets” means net assets, plus the amount of borrowings for investment purposes. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund’s duration within one year of that of the Lehman Brothers Aggregate Bond Index.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments , for risk management and/or to increase income or gain to the Fund.

Up to 25% of the Fund’s total assets may be invested in foreign securities, including debt securities denominated in foreign currencies. The Fund typically will hedge 70% of its non-dollar investments back to the U.S. dollar, through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

At least 75% of Assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody’s, S&P, Fitch or the equivalent by another national rating organization, including at least 65% of Assets rated A or better. Up to 25% of Assets may be invested in securities rated below investment grade (junk bonds). It may also invest in securities that are unrated but are deemed by the adviser, JPMIM, to be of comparable quality.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into “dollar-rolls,” in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund may engage in short sales.

The Fund’s Board of Trustees may change any of these investment policies (including the Fund’s investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIM selects investments for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles and spreads the Fund’s holdings

54   JPMORGAN INCOME FUNDS

across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

Foreign Securities Risk.  Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transactions costs, delayed settlement and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.

Emerging Markets Risk.  The risks associated with foreign securities are magnified in countries that are “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments.

Currency Risk.  Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

High Yield Securities Risk.  One of the Fund’s main investment strategies is to invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended as a long-term investment program for investors who are able and willing to assume a high degree of risk.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae,

JULY 1, 2007   55

JPMorgan Bond Fund (continued)

Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Short Selling Risk.  The Fund may enter into short sales of certain securities and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. In addition, the Fund may enter into short sales of instruments such as mortgage TBAs which do not involve borrowing a security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have it s own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

High Portfolio Turnover.  The Fund may engage in active and frequent trading leading to increase portfolio turnover, higher transaction costs, and the possibility of increased capital gains.

Temporary Defensive Positions Risk.  To respond to unusual circumstances and for cash management purposes , the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective.

Redemption Risk.  The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other countries.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 126–140.

56   JPMORGAN INCOME FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Brothers Aggregate Bond Index, a broad-based securities market index and the Lipper Intermediate Investment Grade Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 2000	4.42%	Worst Quarter	2nd quarter, 2004	–2.79%

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period before Class A Shares were launched on 9/10/01 is based on the performance of a former feeder (that was merged out of existence and whose investment program was identical) . During these periods, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than the above referenced feeder.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 1.66%.

JULY 1, 2007   57

JPMorgan Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 2006*

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A
Return Before Taxes	0.42	4.21	5.42
Return After Taxes on Distributions	(1.18)	2.23	3.13
Return After Taxes on Distributions and Sale of Fund Shares	0.25	2.47	3.24

CLASS B
Return Before Taxes	(1.15)	3.78	5.35	[3]

CLASS C
Return Before Taxes	2.78	4.21	5.39

LEHMAN BROTHERS AGGREGATE BOND INDEX1ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.33	5.06	6.24

LIPPER INTERMEDIATE INVESTMENT GRADE INDEX2ˆ
(Reflects No Deduction for Taxes)	4.48	4.93	5.87

After-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period before Class A and Class B Shares were launched on 9/10/01 is based on the performance of a former feeder (that was merged out of existence and whose investment program was identical). Class C Shares were launched on 3/31/03. The performance for the period before Class C Shares were launched is based on Class B Shares of the Fund. During these periods, the actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than the above referenced feeder.

1	The Lehman Brothers Aggregate Bond Index is an unmanaged index and represents a mix of maturities. It is a replica (or model) of the U.S. government bond, mortgage-backed securities and corporate bond markets. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

2	The performance of the Lipper Intermediate Investment Grade Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

3	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “Past 10 Years” column represents a combination of Class A and Class B operating expenses.

ˆ	Investors cannot invest directly in an index.

58   JPMORGAN INCOME FUNDS

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A		Class B	Class C
Maximum Sales Charge (Load) When You Buy Shares, Shown as % of the Offering Price*	3.75		NONE	NONE

Maximum Deferred Sales Charge (Load) Shown as % of Lower of Original Purchase Price or Redemption Proceeds	NONE	**	5.00	1.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class A, Class B and Class C assets)

	Class A	Class B	Class C
Management Fees	0.30	0.30	0.30
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.15	0.15	0.15
Acquired Fund Fees and Expenses[2]	0.01	0.01	0.01

Total Annual Operating Expenses [3,4]	0.96	1.46	1.46
Fee Waivers and Expense Reimbursements [4]	(0.20)	NONE	NONE

Net Expenses [4]	0.76	1.46	1.46

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/28/07. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.75%, 1.50%, and 1.50%, respectively, of the average daily net assets through 6/30/08. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.95%, 1.45% and 1.45% for Class A Shares, Class B Shares and Class C Shares, respectively.

JULY 1, 2007   59

JPMorgan Bond Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	450	650	867	1,491
CLASS B SHARES** ($)	649	762	997	1,611	***
CLASS C SHARES** ($)	249	462	797	1,746

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	450	650	867	1,491
CLASS B SHARES ($)	149	462	797	1,611	***
CLASS C SHARES ($)	149	462	797	1,746

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

60   JPMORGAN INCOME FUNDS

JPMorgan Strategic Income Fund

What is the goal of the Fund?

The Fund seeks to provide high total return primarily from a portfolio of fixed income investments of foreign and domestic issuers and counterparties.

What are t he Fund’s m ain i nvestment s trateg ies?

The Fund mainly invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions and supranational organizations that the Fund believes have the potential to provide a high total return over time. The Fund may also invest in convertible securities, preferred securities, and equity securities that the adviser, JPMIM, believes will produce income or generate return.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

Under normal conditions, at least 25% of the Fund’s total assets must be invested in securities that, at the time of purchase, are rated investment grade or better by Moody’s, S&P, Fitch or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality; provided, however, the Fund may invest in securities that are rated below investment grade or the unrated equivalent if such investments are deemed advantageous by the adviser given current market conditions.

The balance of the Fund’s assets are not required to meet any minimum quality rating and may be invested without limit in securities that are rated below investment grade (or the unrated equivalent). Securities rated below investment grade are sometimes called junk bonds.

The adviser uses the following six strategies/sectors allocations in managing the Fund.

•	Rates/duration management — includes traditional fixed income securities as well as derivatives to actively manage duration, yields and the effect changes in interest rates may have.

•	Corporate credit securities — includes the full spectrum of investment and non-investment grade securities. Ordinarily, the Fund will invest no more than 75% of its total assets in corporate credit securities.

•	Relative value strategies — includes fixed income relative value strategies such as credit-oriented trades, mortgage dollar rolls, derivatives, long/short strategies, and other combinations of fixed income securities and derivatives.

•	Foreign securities and emerging market debt securities — includes the full range of securities of issuers from developed and emerging markets. Ordinarily, the Fund will invest no more than 50% of its total assets in foreign securities and emerging market debt securities.

•	Non-traditional income — includes convertible securities, preferred securities, and equity stocks that the adviser believes will produce income or generate return. Ordinarily, the Fund will invest no more than 35% of its total assets in such securities.

•	Cash/Short Duration — includes cash, money market instruments, and other short-term securities of high quality.

The adviser uses both security selection and derivatives to adjust allocations to each of the above strategies/sectors. For each strategy/sector, dedicated teams handle securities selection.

The Fund’s investments will not necessarily be allocated among all six strategies/sectors at any given time. Rather, the Fund uses a flexible asset allocation approach that permits the adviser to invest in a single strategy/sector or only a few strategies/sectors, consistent with the limitations identified above.

The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may also use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into “dollar-rolls,” in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may engage in short sales.

JULY 1, 2007   61

JPMorgan Strategic Income Fund (continued)

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (including the Fund’s investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIM allocates the Fund’s assets among six investment strategies using a value-oriented and opportunistic approach that considers the expected risk/return balance of each of the strategies. The lead portfolio managers will establish and monitor the strategy allocation for the Fund and make day-to-day decisions concerning strategies used by the Fund. Teams of portfolio managers and research analysts handle individual securities selection within each strategy. Taking a long-term approach, such teams look for individual investments that they believe will perform well over market cycles. Individual securities are selected after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. In addition to high yield securities, the Fund may invest in securities in the lowest investment grade category. Such securities also are considered to have speculative characteristics, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

High Yield Securities Risk.  One of the Fund’s main investment strategies is to invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These

62   JPMORGAN INCOME FUNDS

securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended as a long-term investment program for investors who are able and willing to assume a high degree of risk.

Foreign Securities Risk.  Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency exchange rate fluctuations and exchange control regulations, higher transactions costs, delayed settlement and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.

Emerging Markets Risk.  The risks associated with foreign securities are magnified in countries that are “emerging markets.” These countries may have relatively unstable governments and less established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments.

Currency Risk.  Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such st r ategies may reduce the Fund’s returns.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Convertible Securities Risk.  The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little

JULY 1, 2007   63

JPMorgan Strategic Income Fund (continued)

or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

CMO, IO and PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Short Selling Risk.  The Fund may enter into short sales of certain securities and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. In addition, the Fund may enter into short sales of instruments such as mortgage TBAs which do not involve borrowing a security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

High Portfolio Turnover.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains.

Temporary Defensive Positions Risk.  To respond to unusual circumstances and for cash management purposes , the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective.

Redemption Risk.  The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other countries.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 126–140.

64   JPMORGAN INCOME FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past nine calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Lehman Brothers Aggregate Bond Index, a broad-based securities market index and the Lipper Multi-Sector Income Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Effective June 16, 2006, the Fund’s investment objective and strategies changed. The Fund’s past performance would have been different if the Fund was managed using the current objective and strategies.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 200 6	3. 90%	Worst Quarter	3rd quarter, 2001	–2.01%

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period before Class A Shares were launched on 9/10/01 is based on the performance of the retail feeder of the Global Strategic Income Portfolio that was merged out of existence (whose investment program was identical) from 1/1/98 to 9/10/01. During this period, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than the above referenced feeder.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 1.53%.

JULY 1, 2007   65

JPMorgan Strategic Income Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 2006*

	Past 1 Year	Past 5 Years	Life of FUND[1]
CLASS A
Return Before Taxes	1.52	5.09	4.92
Return After Taxes on Distributions	(0.47)	3.16	2.51
Return After Taxes on Distributions and Sale of Fund Shares	0.94	3.18	2.67

CLASS B
Return Before Taxes[2]	(0.08)	5.37	5.23

CLASS C
Return Before Taxes[2]	3.93	5.70	5.23

LEHMAN BROTHERS AGGREGATE BOND INDEX3ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.33	5.06	6.46

LIPPER MULTI-SECTOR INCOME FUNDS INDEX4ˆ
(Reflects No Deduction for Taxes)	7.91	8.28	5.63

The after-tax returns are shown only for the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for those classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period before Class A Shares were launched on 9/10/01 is based on the performance of the retail feeder of the Global Strategic Income Portfolio that was merged out of existence (whose investment program was identical) from 3/17/97 to 9/10/01. During this period, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than the above referenced feeder. The Fund commenced operations on 3/17/97. Performance for the benchmarks is from 3/31/97.

1	The Fund commenced operations on 3/1 7 /97. Performance for the benchmarks is from 3/31/97 .

2	The performance for the period before Class B and Class C Shares were launched on 2/1 9 /05 is based on the performance of Class A Shares of the Fund. The actual returns of Class B and Class C Shares would have been lower than shown because Class B and Class C Shares have higher expenses than Class A Shares. Class B Shares were previously offered for sale until September 12, 2003, when they were merged with Class A Shares of the Fund. The actual returns for Class B Shares during such period are not shown.

3	The Lehman Brothers Aggregate Bond Index is an unmanaged index and represents a mix of maturities. It is a replica (or model) of the U.S. government bond, mortgage-backed securities and corporate bond markets. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

4	The performance of the Lipper Multi-Sector Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

66   JPMORGAN INCOME FUNDS

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A		Class B	Class C
Maximum Sales Charge (Load) When You Buy Shares, Shown as % of the Offering Price*	3.75		NONE	NONE

Maximum Deferred Sales Charge (Load) Shown as % of Lower of Original Purchase Price or Redemption Proceeds	NONE	**	5.00	1.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Class A, Class B and Class C assets)

	Class A	Class B	Class C
Management Fees	0.45	0.45	0.45
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	2.79	2.78	2.77
Acquired Fund Fees and Expenses[2]	0.01	0.01	0.01

Total Annual Operating Expenses [3,4]	3.75	4.24	4.23
Fee Waivers and Expense Reimbursements [4]	(2.59)	(2.58)	(2.57)

Net Expenses [4]	1.16	1.66	1.66

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/28/07. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.15%, 1.65%, and 1.65%, respectively, of the average daily net assets through 6/30/08. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 3.74%, 4.23%, and 4.22 % for Class A Shares, Class B Shares and Class C Shares, respectively.

JULY 1, 2007   67

JPMorgan Strategic Income Fund (continued)

Example

The example below is intended to help you compare the cost of investing in the Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	489	1,248	2,026	4,058
CLASS B SHARES** ($)	669	1,352	2,148	4,146	***
CLASS C SHARES** ($)	269	1,050	1,944	4,242

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	489	1,248	2,026	4,058
CLASS B SHARES ($)	169	1,052	1,948	4,146	***
CLASS C SHARES ($)	169	1,050	1,944	4,242

*	Assumes sales charge is deducted when shares are purchased.

**Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

68   JPMORGAN INCOME FUNDS

JPMorgan Mortgage-Backed Securities Fund

What is the goal of the Fund?

The Fund seeks to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

What are t he Fund’s m ain i nvestment s trateg ies?

The Fund invests mainly in investment grade bonds and debt securities or unrated bonds and debt securities which JPMIA determines to be of comparable quality. These include mortgage-backed securities issued by U.S. government agencies or instrumentalities such as Ginnie Mae, Fannie Mae and Freddie Mac or non-governmental securities, commercial mortgage securities , collateralized mortgage obligations and other securities representing an interest in or secured by mortgages.

Under normal circumstances, the Fund invests at least 80% of its assets in mortgage-backed securities. For purposes of this policy, assets mean net assets plus the amount of borrowings for investment purposes. As a matter of fundamental policy, at least 65% of the Fund’s total assets will consist of bonds.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

The Fund also may invest in other types of non-mortgage related debt securities, including U.S. government securities, asset-backed securities, taxable or tax exempt municipal securities and corporate debt securities.

The Fund may invest in debt securities that are rated in the lowest investment grade category. The Fund’s average weighted maturity will normally range between two and ten years although the Fund may shorten its weighted average if deemed appropriate for temporary defensive purposes. See page 126 for a discussion on average weighted maturity.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments , for risk management and/or to increase income or gain to the Fund.

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA analyzes four major factors in managing and constructing the Fund: duration, market sectors, maturity concentrations and individual securities. The adviser looks for market sectors and individual securities that it believes will perform well over time. The adviser is value oriented and selects individual securities after performing a risk/reward analyst that includes an evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

JULY 1, 2007   69

JPMorgan Mortgage-Backed Securities Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities are considered to have speculative characteristics , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Temporary Defensive Positions and Redemption Risk s .
To respond to unusual circumstances and for cash management purposes , the Fund may invest up to 100% of its assets in cash and cash equivalents. These

70   JPMORGAN INCOME FUNDS

investments may prevent the Fund from meeting its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 126–140.

JULY 1, 2007   71

JPMorgan Mortgage-Backed Securities Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Mortgage-Backed Securities Index, a broad-based securities market index, and the Lipper U.S. Mortgage Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 2000	4.68%	Worst Quarter	2nd quarter, 2004	–1.24%

*	The Fund commenced operations on 8/18/00 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The performance data for the Fund includes the performance of the common trust fund for the periods prior to the commencement of operations of the Fund as adjusted to reflect the contractual expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 1.61%.

72   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 2006*

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A
Return Before Taxes	0.41	3.98	5.98
Return After Taxes on Distributions	(1.12)	2.15	4.69
Return After Taxes on Distributions and Sale of Fund Shares	0.24	2.30	4.41

LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX1ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	5.23	4.85	6.17

LIPPER U.S. MORTGAGE FUNDS INDEX2ˆ
(Reflects No Deduction for Taxes)	5.44	4.08	5.43

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The Fund commenced operations on 8/18/00 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The performance data for the Fund includes the performance of the common trust fund for the periods prior to the commencement of operations of the Fund as adjusted to reflect the contractual expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

1	The Lehman Brothers Mortgage-Backed Securities Index includes 15- and 30-year fixed-rate securities backed by mortgage pools of Ginnie Mae, Freddie Mac and Fannie Mae. This index is formed by grouping the universe of over 600,000 individual fixed rate Mortgage-Backed Security pools into approximately 3,500 generic aggregates. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

2	The performance of the Lipper U.S. Mortgage Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

Investor Expenses for Class A Shares

The expenses of Class A Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A
Maximum Sales Charge (Load) When You Buy Shares, Shown as % of the Offering Price*	3.75

Maximum Deferred Sales Charge (Load) Shown as % of Lower of Original Purchase Price or Redemption Proceeds	NONE	**

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

JULY 1, 2007   73

JPMorgan Mortgage-Backed Securities Fund (continued)

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class A assets)

C lass A
Management Fees	0.3 5
Distribution (Rule 12b-1) Fees	0.25
Shareholder Service Fees	0.25
Other Expenses[1]	0.13
Acquired Fund Fees and Expenses[2]	0.02

Total Annual Operating Expenses [3,4]	1.00
Fee Waivers and Expense Reimbursements [4]	(0.33)

Net Expenses [4]	0.67

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/28/07. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.65% of the average daily net assets of the Class A Shares through 6/30/08. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.98% for Class A Shares.

Example

The example below is intended to help you compare the cost of investing in Class A Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
441	650	876	1,525

*	Assumes sales charge is deducted when shares are purchased.

74   JPMORGAN INCOME FUNDS

JPMorgan Government Bond Fund

What is the goal of the Fund?

The Fund seeks a high level of current income with liquidity and safety of principal.

What are t he Fund’s m ain i nvestment s trateg ies?

The Fund generally limits its investments to securities issued by the U.S. government and its agencies and instrumentalities and related to securities issued by the U.S. government and its agencies and instrumentalities.

The Fund mainly invests in government bonds as defined below with intermediate to long remaining maturities. These include mortgage-backed securities including those issued by Ginnie Mae, Fannie Mae or Freddie Mac.

A “government bond” is a debt instrument with a maturity of 90 days or more at the time of its issuance and with principal and interest guaranteed by the U.S. government and its agencies and instrumentalities, as well as stripped government securities and mortgage-related and mortgage-backed securities and collateralized mortgage obligations .

Under normal circumstances, the Fund will invest at least 80% of its assets in bonds issued by the U.S. government and its agencies and instrumentalities. For purposes of this policy, assets mean net assets plus the amount of borrowings for investment purposes. Ordinarily, such bonds will have principal and interest guaranteed by the U.S. government or its agencies and instrumentalities, be subject to repurchase agreements, or represent an interest in or be secured by mortgages that are issued or guaranteed by certain U.S. government agencies or instrumentalities.

The Fund’s average weighted maturity will ordinarily range between three and 15 years, taking into account expected prepayment of principal on certain investments. However, the Fund’s average weighted remaining maturity may be outside this range if warranted by market conditions. See page 126 for a discussion on average weighted maturity.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments , for risk management and/or to increase income or gain to the Fund.

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types within the government market sector (e.g., U.S. government agency securities and agency mortgage-backed securities). JPMIA selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

JULY 1, 2007   75

JPMorgan Government Bond Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Temporary Defensive Positions and Redemption Risk s .
To respond to unusual circumstances and for cash management purposes , the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

76   JPMORGAN INCOME FUNDS

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 126–140.

JULY 1, 2007   77

JPMorgan Government Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Government Bond Index, a broad-based securities market index, and the Lipper General U.S. Government Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end load and the performance for Class B and Class C Shares reflects the deduction of applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	3r d quarter, 2002	5.35%	Worst Quarter	2nd quarter, 2004	–2.64%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 1.55%.

78   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 2006*

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A
Return Before Taxes	(0.75)	3.98	5.34
Return After Taxes on Distributions	(2.29)	2.27	3.28
Return After Taxes on Distributions and Sale of Fund Shares	(0.51)	2.38	3.28

CLASS B
Return Before Taxes	(2.58)	3.71	5.19	[3]

CLASS C
Return Before Taxes	1.44	4.07	5.01

LEHMAN BROTHERS GOVERNMENT BOND INDEX1ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	3.48	4.64	6.01

LIPPER GENERAL U.S. GOVERNMENT FUNDS INDEX2ˆ
(Reflects No Deduction for Taxes)	3.39	4.15	5.29

After-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Class C Shares prior to its inception on 3/22/99 is based on the performance of Select Class Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

1	The Lehman Brothers Government Bond Index is an unmanaged index and is comprised of the Treasury and Agency Bond indices, the 1–3 Year Government Index and the 20+ Year Treasury Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

2	The performance of the Lipper General U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

3	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “Past 10 Years” column represents a combination of Class A and Class B operating expenses.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2007   79

JPMorgan Government Bond Fund (continued)

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A		Class B	Class C
Maximum Sales Charge (Load) When You Buy Shares, Shown as % of the Offering Price*	3.75		NONE	NONE

Maximum Deferred Sales Charge (Load) Shown as % of Lower of Original Purchase Price or Redemption Proceeds	NONE	**	5.00	1.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class A, Class B and Class C assets)

	Class A	Class B	Class C
Management Fees	0.30	0.30	0.30
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.18	0.18	0.18
Acquired Fund Fees and Expenses[2]	0.01	0.01	0.01

Total Annual Operating Expenses [3,4]	0.99	1.49	1.49
Fee Waivers and Expense Reimbursements [4]	(0.23)	NONE	NONE

Net Expenses [4]	0.76	1.49	1.49

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/28/07. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A, Class B and Class C Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.75%, 1.48% and 1.48%, respectively, of the average daily net assets through 6/30/08. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.98%, 1.48% and 1.48% for Class A Shares, Class B Shares and Class C Shares, respectively.

80   JPMORGAN INCOME FUNDS

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	450	656	880	1,522
CLASS B SHARES** ($)	652	771	1,013	1,644	***
CLASS C SHARES** ($)	252	471	813	1,779

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	450	656	880	1,522
CLASS B SHARES ($)	152	471	813	1,644	***
CLASS C SHARES ($)	152	471	813	1,779

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JULY 1, 2007   81

JPMorgan Real Return Fund

What is the goal of the Fund?

The Fund seeks to maximize inflation protected return.

What are t he Fund’s m ain i nvestment s trateg ies?

The Fund invests primarily in a portfolio of inflation-linked securities and inflation and non-inflation linked swaps, options, futures contracts, and other derivatives. “Real Return” means total return less the estimated cost of inflation. Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (TIPS). The Fund also invests in inflation-linked debt securities issued by other entities such as corporations, foreign governments and other foreign issuers.

Unlike conventional bonds, the principal or interest of inflation-linked securities is adjusted periodically to a specified rate of inflation. For example, the principal amount of TIPS is adjusted periodically for inflation using the Consumer Price Index for all Urban Consumers (CPI-U). Inflation-linked securities of foreign issuers are generally indexed to the inflation rates in their respective economies.

The portfolio will utilize conventional fixed income strategies including duration management; credit, sector, and yield curve management; and relative value trading. Further, the portfolio will actively manage the inflation protection components using a variety of strategies and tools. These will be primarily (but not limited to) U.S. and foreign government inflation-linked securities and inflation-based derivatives.

As part of its main investment strategy, the Fund may invest a significant portion of its assets in derivatives. Derivatives are investments that have a value based on another investment, exchange rate or index. The Fund may also use futures contracts, options, and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to provide inflation-protection, maintain interest rate, sector and yield curve exposure, hedge various investments and for risk management purposes and to increase income and gain to the Fund .

There is no restriction on the maturity of the Fund’s portfolio or on any individual securities in the portfolio. The adviser will manage the Fund’s duration according to changes in the market.

The Fund will invest primarily in securities that, at the time of purchase, are rated as investment grade by Moody’s, S&P, Fitch or the equivalent by another national rating organization. Up to 10% of the Fund’s total assets may be invested in securities rated below investment grade (junk bonds). The Fund may also invest in unrated securities deemed by the adviser, JPMIM, to be of comparable quality.

Up to 30% of the Fund’s total assets may be invested in foreign securities, including debt securities denominated in foreign currencies of developed countries and emerging markets. The Fund typically hedges 70% of its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The Fund also may invest in non-inflation linked government bonds, global government securities, mortgage-backed securities, asset-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, corporate bonds, dollar denominated foreign securities, non-dollar denominated securities, commodity related instruments and real estate securities, that the adviser believes will maximize total return, with respect to both income and capital gains.

The Fund may engage in short sales.

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (including the Fund’s investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

82   JPMORGAN INCOME FUNDS

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIM selects investments for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles and spreads the Fund’s holdings across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Inflation-Linked Security Risk.  Inflation-linked debt securities are subject to the effect of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Interest Rate Risk.  In addition to inflation-linked debt securities, the Fund also invests in other debt securities that increase in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

Foreign Securities Risk.  Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency exchange rate fluctuations and exchange control regulations, higher transactions costs, delayed settlement and

JULY 1, 2007   83

JPMorgan Real Return Fund (continued)

less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.

Emerging Markets Risk. The risks associated with foreign securities are magnified in countries that are “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments.

Currency Risk.  Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

High Yield Securities Risk.  The Fund may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended as a long-term investment program for investors who are able and willing to assume a high degree of risk.

Swap Agreement Risk.  In addition to the risks associated with derivatives in general, the Fund will also be subject to risks related to swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. The Fund will segregate or earmark liquid assets at its custodian bank in an amount sufficient to cover its obligations under swap agreements.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. In addition to high yield securities, the Fund may invest in securities in the lowest investment grade category. Such securities also are considered to have speculative characteristics, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Short Selling Risk.  The Fund may enter into short sales of certain securities and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. In addition, the Fund may enter into short sales of instruments such as mortgage TBAs which do not involve borrowing a security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or

84   JPMORGAN INCOME FUNDS

earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

High Portfolio Turnover.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains.

Temporary Defensive Positions Risk.  To respond to unusual circumstances and for cash management purposes , the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective.

Redemption Risk.  The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other countries.

Non-Diversified Fund Risk.  Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as strategies, please see pages 126–140.

JULY 1, 2007   85

JPMorgan Real Return Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows the performance of the Fund’s Class A Shares over the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the fund. It compares that performance to the Lehman Brothers U.S. TIPS Index, a broad-based securities market index , and the Lipper Treasury Inflation-Protected Securities Funds Index, an index based on the total return of certain mutual funds within the Fund’s designated category as determined by Lipper .

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end load and the performance for Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	3rd quarter, 2006	2.79%	Worst Quarter	1st quarter, 2006	– 2.07%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 2.46%.

86   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 2006

	Past 1 Year	Life of Fund[1]
CLASS A
Return Before Taxes	(4.17)	(4.04)
Return After Taxes on Distributions	(5.23)	(5.39)
Return After Taxes on Distributions and Sale of Fund Shares	(2.71)	(4.20)

CLASS C
Return Before Taxes	(1.88)	(1.67)

LEHMAN BROTHERS U.S. TIPS INDEX2ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	0.41	8.10

LIPPER TREASURY INFLATION-PROTECTED SECURITIES FUNDS INDEX3ˆ
(Reflects No Deduction for Taxes)	(0.09)	(0.28)

After-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Fund commenced operations on 9/1/05. Performance for the benchmark is from 8 / 31 / 05 .

2	The Lehman Brothers U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity, and, as a portion of the index, total a minimum amount outstanding of $100 million U.S. dollars. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

3	The performance of the Lipper Treasury Inflation-Protected Securities Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

Investor Expenses for Class A and Class C Shares

The expenses of Class A and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A		Class C
Maximum Sales Charge (Load) When You Buy Shares, Shown as % of the Offering Price*	3.75		NONE

Maximum Deferred Sales Charge (Load) Shown as % of Lower of Original Purchase Price or Redemption Proceeds	NONE	**	1.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

JULY 1, 2007   87

JPMorgan Real Return Fund (continued)

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class A and Class C assets)

	Class A	Class C
Management Fees	0.35	0.35
Distribution (Rule 12b-1) Fees	0.25	0.75
Shareholder Service Fees	0.25	0.25
Other Expenses[1]	0.49	0.50
Acquired Fund Fees and Expenses[2]	0.01	0.01

Total Annual Operating Expenses [3,4]	1.35	1.86
Fee Waivers and Expense Reimbursements [4]	(0.44)	(0.45)

Net Expenses [4]	0.91	1.41

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/28/07. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A and Class C Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.90% and 1.40%, respectively, of the average daily net assets through 6/30/08. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 1.34% and 1.85% for Class A Shares and Class C Shares, respectively.

Example

The example below is intended to help you compare the cost of investing in Class A and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	464	745	1,046	1,901
CLASS C SHARES** ($)	244	541	964	2,143

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	464	745	1,046	1,901
CLASS C SHARES ($)	144	541	964	2,143

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

88   JPMORGAN INCOME FUNDS

JPMorgan High Yield Bond Fund

What is the goal of the Fund?

The Fund seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.

What are t he Fund’s m ain i nvestment s trateg ies?

The Fund invests in all types of high yield, high risk debt securities. The Fund also may invest in convertible securities, preferred stock, common stock and loan participations and assignments.

As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. Under normal circumstances, the Fund invests at least 80% of its assets in bonds, loan participations, preferred stock and other debt securities, which are rated below investment grade or unrated.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

Up to 20% of the Fund’s assets may be invested in other securities, including investment grade debt securities. The Fund’s average weighted maturity ordinarily will range between three and ten years, although the Fund may shorten its weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes. See page 126 for a discussion of average weighted maturity.

The Fund may invest up to 100% of the Fund’s total assets in below investment grade or unrated securities. Such securities are also known as junk bonds. Junk bonds also include unrated securities that JPMIA believes to be of comparable quality of debt securities that are rated below investment grade. Junk bonds are also called “high yield bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB or lower by S&P and Ba or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments , for risk management and/or to increase income or gain to the Fund.

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors. For each issuer, JPMIA performs an in-depth analysis of the issuer including business prospects, management, capital requirements,

JULY 1, 2007   89

JPMorgan High Yield Bond Fund (continued)

capital structure, enterprise value, and security structure and covenants. In addition, JPMIA monitors investments on an ongoing basis by staying abreast of positive and negative credit developments, expediting the review of the Fund’s investments that are considered to be the most risky.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

High Yield Securities Risk.  The Fund’s main investment strategy is to invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended as a long-term investment program for investors who are able and willing to assume a high degree of risk.

Smaller Companies Risk.  As part of its high yield strategy, the Fund invests in debt securities of smaller, newer companies. These investments may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in the value of their debt securities. This may cause unexpected decreases in the value of your investment in the Fund.

Sensitivity to Interest Rates and Economic Changes.
The income and market value of the Fund’s securities may fluctuate more than higher-rated securities. Although non-investment grade debt securities tend to be less sensitive to interest rate changes than investment grade debt securities, non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund’s investments and the Fund’s net asset value may be volatile.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and long maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. In addition to high yield securities, the Fund may invest in securities that are rated in the lowest investment grade category. Such securities also are considered to have speculative characteristics, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could

90   JPMORGAN INCOME FUNDS

result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

Temporary Defensive Positions and Redemption Risk s . To respond to unusual circumstances and for cash management purposes , the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 126–140.

JULY 1, 2007   91

JPMorgan High Yield Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and life of fund. It compares that performance to the Lehman Brothers High Yield Index, 2% Issuer Constrained Index, a broad-based securities market index, and the Lipper High Current Yield Bond Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	2nd quarter, 2003	9.52%	Worst Quarter	3rd quarter, 2001	–4.30%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 2.84%.

92   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 2006*

	Past 1 Year	Past 5 Years	Life of Fund[1]
CLASS A
Return Before Taxes	8.32	8.92	6.06
Return After Taxes on Distributions	5.45	5.90	2.80
Return After Taxes on Distributions and Sale of Fund Shares	5.33	5.78	3.06

CLASS B
Return Before Taxes	6.83	8.75	5.89	[4]

CLASS C
Return Before Taxes	10.81	9.03	5.89

LEHMAN BROTHERS HIGH YIELD INDEX, 2% ISSUER CONSTRAINED INDEX2ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	10.76	10.20	6.43

LIPPER HIGH CURRENT YIELD BOND FUNDS INDEX3ˆ
(Reflects No Deduction for Taxes)	10.18	9.08	4.62

After-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Class C Shares prior to its inception on 3/22/99 is based on the performance of Class B Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between the classes.

1	The Fund commenced operations on 11/13/98. Performance of the benchmarks is from 11/30/98 .

2	The Lehman Brothers High Yield Index, 2% Issuer Constrained Index is an unmanaged index comprised of fixed rate, non-investment grade debt securities that are dollar denominated and non-convertible. The Index limits the maximum exposure to any one issuer to 2%. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

3	The performance of the Lipper High Current Yield Bond Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

4	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “Life of Fund” column represents a combination of Class A and Class B operating expenses.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2007   93

JPMorgan High Yield Bond Fund (continued)

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A		Class B	Class C
Maximum Sales Charge (Load) When You Buy Shares, Shown as % of the Offering Price*	3.75		NONE	NONE

Maximum Deferred Sales Charge (Load) Shown as % of Lower of Original Purchase Price or Redemption Proceeds	NONE	**	5.00	1.00

Redemption Fee on shares held less than 6 0 days as a % of Amount Redeemed/Exchanged	2.00		2.00	2.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Class A, Class B and Class C assets)

	Class A	Class B	Class C
Management Fees	0. 65	0. 65	0. 65
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.16	0.16	0.16

Total Annual Operating Expenses	1.31	1.81	1.81
Fee Waivers and Expense Reimbursements[2]	(0.16)	(0.01)	(0.01)

Net Expenses[2]	1.15	1.80	1.80

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/ or reimburse expenses to the extent that total annual operating expenses of the Class A, Class B and Class C Shares (excluding A cquired F und F ees and E xpenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses, and expenses related to the Board of Trustees’ deferred compensation plan ) exceed 1.15%, 1.80% and 1.80% , respectively, of their average daily net assets through 6/30/08. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

94   JPMORGAN INCOME FUNDS

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	488	759	1,052	1,881
CLASS B SHARES** ($)	683	868	1,179	1,995	***
CLASS C SHARES** ($)	283	568	979	2,126

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	488	759	1,052	1,881
CLASS B SHARES ($)	183	568	979	1,995	***
CLASS C SHARES ($)	183	568	979	2,126

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JULY 1, 2007   95

JPMorgan Emerging Markets Debt Fund

What is the goal of the Fund?

The Fund’s goal is to provide high total return from a portfolio of fixed income securities of emerging markets issuers.

What are t he Fund’s m ain i nvestment s trateg ies?

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in emerging market debt investments. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund invests primarily in debt securities that it believes have the potential to provide a high total return from countries whose economies or bond markets are less developed. This designation currently includes most countries in the world except Australia, Canada, Hong Kong, Japan, New Zealand, the U.S., the United Kingdom and most western European countries. Issuers of portfolio securities may include foreign governments, corporations, and financial institutions. These securities may be of any maturity and quality, but under normal market conditions the Fund’s duration will generally be similar to that of the Emerging Markets Bond Index Global. The Fund does not have any minimum quality rating and may invest without limit in securities that are rated below investment grade (commonly known as junk bonds) or the unrated equivalent.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments , for risk management and/or to increase income or gain to the Fund.

The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund may engage in short sales.

The Fund’s Board of Trustees may change any of these investment policies (including the Fund’s investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment goal.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIM selects investments for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles and spreads the Fund’s holdings across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if

96   JPMORGAN INCOME FUNDS

the adviser’s expectations regarding particular securities or markets are not met.

Foreign Securities Risk.  Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency exchange rate fluctuations and exchange control regulations, higher transactions costs, delayed settlement and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.

Emerging Markets Risk.  The risks associated with foreign securities are magnified in countries that are “emerging markets.” These countries may have relatively unstable governments and less established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments.

Sovereign Debt Securities Risk.  The Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Currency Risk.  Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. In addition to high yield securities, the Fund may invest in securities in the lowest investment grade category. Such securities also are considered to have speculative characteristics, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

High Yield Securities Risk.   Th e Fund m ay inves t without limit in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and

JULY 1, 2007   97

JPMorgan Emerging Markets Debt Fund (continued)

economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended as a long-term investment program for investors who are able and willing to assume a high degree of risk.

Short Selling Risk.  The Fund may enter into short sales of certain securities and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. In addition, the Fund may enter into short sales of instruments such as mortgage TBAs which do not involve borrowing a security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

High Portfolio Turnover.  The Fund may engage in active and frequent trading leading to increase portfolio turnover, higher transaction costs, and the possibility of increased capital gains.

Temporary Defensive Positions Risk.  To respond to unusual circumstances and for cash management purposes , the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective.

Redemption Risk.  The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other countries.

Non-Diversified Fund Risk.  Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 126–140.

98   JPMORGAN INCOME FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for each of the last nine calendar years. This provides some indication of the risks of investing in the Fund. The table shows average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the JPMorgan Emerging Markets Bond Index Global, a broad-based securities market index and the Lipper Emerging Markets Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

P ast performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 2002	14.22%	Worst Quarter	3rd quarter, 1998	–21.73%

*	The Class A Shares were launched on June 30, 2006, and therefore, the performance shown is that of the Select Class Shares of the Fund and has not been adjusted to reflect the difference in fees and other expenses between the classes. The returns for Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares. Select Class Shares of the Fund are not offered in this prospectus. Prior to 9/10/01, the Fund had only one class of shares, and operated in a master-feeder structure. As of 9/10/01, that share class was renamed “Select Class.”

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 3.03%.

JULY 1, 2007   99

JPMorgan Emerging Markets Debt Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 2006*

	Past 1 Year	Past 5 Years	Life of Fund[1]
CLASS A
Return Before Taxes	7.97	15.37	11.00
Return After Taxes on Distributions	6.14	11.26	6.62
Return After Taxes on Distributions and Sale of Fund Shares	5.14	11.12	6.74

CLASS C
Return Before Taxes	11.09	16.24	11.43

JPMORGAN EMERGING MARKETS BOND INDEX GLOBAL2ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	9.86	14.08	10.58

LIPPER EMERGING MARKETS DEBT FUNDS INDEX3ˆ
(Reflects No Deduction for Taxes)	12.33	16.18	10.79

After-tax returns are shown for only Select Class Shares, and not the classes offered in this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The Class A and Class C Shares were launched on June 30, 2006 . T he performance shown prior to 6/30/06 is that of the Select Class Shares of the Fund and has not been adjusted to reflect the difference in fees and sales charges expenses between the classes. Select Class Shares are not offered in this prospectus. The returns for Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares. Prior to 9/10/01, the Fund had only one class of shares, and operated in a master-feeder structure. As of 9/10/01, that share class was renamed “Select Class.”

1	The Fund commenced operations on 4/17/97. Performance for the benchmarks is from 4/30/97.

2	The JPMorgan Emerging Markets Bond Index Global is a broad-based, unmanaged index which tracks total return for external currency-denominated debt (Brady bonds, loans, Eurobonds and U.S. dollar-denominated local market instruments) in emerging markets. The index is a administered by JPMorgan Securities, Inc., an affiliate of the Adviser. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

3	The performance of the Lipper Emerging Markets Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

100   JPMORGAN INCOME FUNDS

Estimated Investor Expenses for Class A and Class C Shares

The estimated expenses of the Class A and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A		Class C
Maximum Sales Charge (Load) When You Buy Shares Shown as % of the Offering Price*	3.75		NONE

Maximum Deferred Sales Charge (Load) Shown as % of Lower of Original Purchase Price or redemption Proceeds	NONE	**	1.00

Redemption Fee on shares held less than 6o days as a % of Amount Redeemed/Exchanged	2.00		2.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Fund.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

ESTIMATED ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class A and Class C assets)

	Class A	Class C
Management Fees	0.70	0.70
Distribution (Rule 12b-1) Fees	0.25	0.75
Shareholder Service Fees	0.25	0.25
Other Expense[1]	0.39	0.39
Acquired Fund Fees and Expenses[2]	0.01	0.01

Total Annual Operating Expenses [3,4]	1.60	2.10
Fee Waivers and Expense Reimbursements [4]	(0.09)	(0.09)

Net Expenses [4]	1.51	2.01

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/28/07. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A and Class C Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.50% and 2.00%, respectively, of the average daily net assets through 6/30/08. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 1.59% and 2.09% for Class A Shares and Class C Shares, respectively.

JULY 1, 2007   101

JPMorgan Emerging Markets Debt Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Class A and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	523	853	1,205	2,197
CLASS C SHARES** ($)	304	649	1,121	2,424

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	523	853	1,205	2,197
CLASS C SHARES ($)	204	649	1,121	2,424

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

102   JPMORGAN INCOME FUNDS

The Funds’ Management and Administration

The following Funds are series of JPMorgan Trust I (JPMT I), a Delaware statutory trust:

Short Term Bond Fund
Bond Fund
Strategic Income Fund
Real Return Fund
Emerging Markets Debt Fund

The following Funds are series of JPMorgan Trust II (JPMT II), a Delaware statutory trust:

Ultra Short Duration Bond Fund
Treasury & Agency Fund
Short Duration Bond Fund
Intermediate Bond Fund
Core Bond Fund
Core Plus Bond Fund
Mortgage-Backed Securities Fund
Government Bond Fund
High Yield Bond Fund

Short Term Bond Fund II is a series of J.P. Morgan Mutual Fund Group (JPMMFG), a Massachusetts business trust.

The trustees of each trust are responsible for overseeing all business activities.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Investment Advisors Inc. (JPMIA) each acts as investment adviser to one or more of the Funds and each makes day-to-day investment decisions for the Funds which it advises. JPMIM is the investment adviser to the JPMT I and JPMMFG Funds and JPMIA (formerly known as Banc One Investment Advisors Corporation) is the investment adviser to the JPMT II Funds.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167. JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMIA is located at 1111 Polaris Parkway, Columbus, OH 43240.

During the most recent fiscal year ended February 28, 2007, JPMIM or JPMIA was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

Ultra Short Duration Bond Fund	0. 15%
Treasury & Agency Fund	0. 29
Short Duration Bond Fund	0. 20
Short Term Bond Fund	0. 22
Short Term Bond Fund II	0.0 9
Intermediate Bond Fund	0. 30
Core Bond Fund	0. 30
Core Plus Bond Fund	0. 30
Bond Fund	0. 27
Strategic Income Fund	0.00
Mortgage-Backed Securities Fund	0. 20
Government Bond Fund	0. 30
Real Return Fund	0.0 8
High Yield Bond Fund	0. 65
Emerging Markets Debt Fund	0. 64

A discussion of the basis the Board of Trustees of the trusts used in reapproving the investment advisory agreement for the Funds is available in the annual (for the JPMT I and JPMMFG Funds) or semi-annual (for the JPMT II Funds) report dated August 31, 2006.

The Portfolio Managers

The lead portfolio managers who are primarily responsible for the day-to-day management of the Funds are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Funds. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Funds within the parameters established by the portfolio managers.

JULY 1, 2007   103

The Funds’ Management and Administration (continued)

Ultra Short Duration Bond Fund and Government Bond Fund

Michael Sais, Managing Director and CFA charterholder, is the lead portfolio manager responsible for the day-to-day management of the Ultra Short Duration Bond Fund and the Government Bond Fund. Mr. Sais is a member of the Taxable Bond Team and has been part of the team responsible for the management of these Funds since 1995 and 1996, respectively. Mr. Sais joined JPMIA in 1994 as a senior fixed income research analys t . Gregg F. Hrivnak and Richard D. Figuly, Vice President, also participate in the management of the Ultra Short Duration Bond Fund. Information on Mr. Hrivnak is described under Short Duration Bond Fund. Mr. Hrivnak and Mr. Figuly began participating in the management of the Ultra Short Duration Bond Fund in June 2005. An employee of JPMIA since 1994, Mr. Figuly is a member of the Columbus Taxable Bond Team responsible for trading fixed income securities with an emphasis on asset-backed securities. Mr. Scott E. Grimshaw began participating in the management of the Government Bond Fund in June 2005. Information on Mr. Grimshaw is described under Treasury & Agency Fund.

Short Duration Bond Fund

Gregg F. Hrivnak, Vice President and CFA charterholder, has been the lead portfolio manager responsible for the day-to-day management of the Short Duration Bond Fund since May 2006. An employee of JPMIA since 1989, Mr. Hrivnak has been part of the portfolio management team for this Fund since June 2005. He is a portfolio manager and trader on the Columbus Taxable Bond Team. Richard D. Figuly has participated in the management of this Fund since May 2006. Information on Mr. Figuly is described under Ultra Short Duration Bond Fund and Government Bond Fund.

Intermediate Bond Fund, Core Bond Fund and Mortgage-Backed Securities Fund

Douglas Swanson, Managing Director, is the lead portfolio manager responsible for the day-to-day management of the Intermediate Bond Fund, the Core Bond Fund and the Mortgage-Backed Securities Fund. An employee of JPMIA and/or predecessor firms since 1983, Mr. Swanson has led the team responsible for the management of the Intermediate Bond Fund and the Core Bond Fund since 1991 and the Mortgage-Backed Securities Fund, since its inception. Scott E. Grimshaw has also participated in the management of the Intermediate Bond Fund since June 2005. Information on Mr. Grimshaw is described under Treasury & Agency Fund. Christopher Nauseda, Vice President, began participating in the management of the Core Bond Fund in May 2006. An employee of JPMIA and/or predecessor firms since 1982, Mr. Nauseda also serves as the manager for numerous institutional accounts and assists with JPMorgan mutual funds. Mr. Michael Sais has participated in the management of the Mortgage-Backed Securities Fund since June 2005. Information on Mr. Sais is described under Ultra Short Duration Bond Fund and Government Bond Fund.

Core Plus Bond Fund

The portfolio management team for the Core Plus Bond Fund is comprised of Gary J. Madich, Managing Director and CFA charterholder, James A. Sexton, Managing Director, William J. Morgan, Managing Director, Mark M. Jackson, Vice President and CFA charterholder, Frederick A. Sabetta, Vice President, CPA and CFA charterholder and Richard Figuly. Mr. Madich has been the lead portfolio manager of the Fund since December 2006. Mr. Madich is the Chief Investment Officer for the Columbus Fixed Income Securities Group responsible for overseeing all fixed income investment management, including taxable and tax-free portfolio management, high net worth accounts, institutional accounts, mutual funds, and fixed income research and trading. An employee of JPMIA since 1995, he is a member of JPMorgan Asset Management’s Americas Executive Committee and serves as chairman of the Columbus Fixed Income Policy and Asset Allocation Committees. Mr. Sexton is a member of the Global Fixed Income Division. An employee of JPMIA and/or predecessor firms since 1980 and a member of the Fund portfolio management team since December 2006, Mr. Sexton is a member of the Fixed Income Management Committee, the Global Cash Investment Policy Committee, the Fixed Income Policy Committee, the Asset Allocation Committee, and works with the global director of fixed income on other governance, strategy and business management initiatives. Mr. Morgan is the high yield team leader and the portfolio manager for accounts in the high yield, aggressive income high yield, and insurance asset BB styles. Mr. Morgan has been part of the team responsible for management of the Fund since 1999. Mr. Morgan has been an employee of JPMIA and/or affiliated firms since 1998. Mr. Jackson is a Fixed Income Portfolio Manager for the Taxable Bond Team, responsible for managing taxable bond portfolios for institutional clients and the Fund. Mr. Jackson has been part of the team responsible for management of the Fund since 1996 and has been employed by JPMIA and/or predecessor firms since 1996. Mr. Sabetta has managed private placement investments since 1983. He is the portfolio manager for the BB/B high yield assets managed by one of the high yield teams. Mr. Sabetta has

104   JPMORGAN INCOME FUNDS

been part of the team responsible for management of the Fund since December 2006 and an employee JPMIA and/or affiliated firms since March 2003. Prior to joining the high yield team, Mr. Sabetta was director, portfolio manager and head of private placements for Deutsche Asset Management and Scudder Kemper Investments, Inc. from March 1997 to February 2003. Mr. Figuly became part of the team responsible for management of the Fund in May 2006. Information on Mr. Figuly is described under Ultra Short Duration Bond Fund and Government Bond Fund.

Treasury & Agency Fund

Mr. Scott E. Grimshaw, Vice President and CFA charterholder, is the portfolio manager of the Treasury & Agency Fund and part of the Taxable Bond Team. He is also responsible for the government sector and has been part of the team responsible for management of the Fund since 1996. Peter D. Simons, Vice President and CFA charterholder, has also participated in the management of the Fund since 2005. An employee of JPMIA since 2001, Mr. Simons is a fixed income portfolio manager for the Columbus Taxable Bond Team responsible for managing taxable bond portfolios for institutional clients.

High Yield Bond Fund

The portfolio management team for the High Yield Bond Fund is comprised of William J. Morgan, Managing Director and James P. Shanahan, Managing Director. Mr. Morgan and Mr. Shanahan have been part of the team responsible for management of the Fund since inception. An employee of JPMIA and/or affiliated firms since 1998, Mr. Shanahan is a high yield co-portfolio manager for general high yield mandates, responsible for distressed and special situation investments, and CBO portfolios. James E. Gibson has assisted in the management of the Fund since June 2007. Mr. Gibson is one of the principle high yield traders in the U.S. Fixed Income Group and has been an employee of JPMIA and/or affiliated firms since 1998. Information on Mr. Morgan is described under Core Plus Bond Fund.

Bond Fund

Timothy N. Neumann, Managing Director and CFA charterholder, and Ronald Arons, Vice President and CFA charterholder, have been the portfolio managers for the Bond Fund since 2000 and February 2005, respectively. An employee of JPMIM since 1997, Mr. Neumann is the head of the portfolio manager group and lead portfolio manager for core plus strategy, working with the macro team and sector teams to deliver account-specific portfolio strategy. An employee of JPMIM since 1994, Mr. Arons is the lead portfolio manager for Core Investment Grade strategies, responsible for formulating investment strategy and risk management for these portfolios.

Emerging Markets Debt Fund

Jeffery J. Grills, Managing Director and CFA charterholder, and Gunter J. Heiland, Managing Director, are the portfolio managers for the Emerging Markets Debt Fund. Mr. Grills and Mr. Heiland have been responsible for the management of the Fund since 2000. An employee of JPMIM since 1993, Mr. Grills has served as an analyst for the Quantitative Research Group of the Fixed Income Group focusing on portfolio construction and risk analysis. An employee of JPMIM since 1997, Mr. Heiland is also a senior trader.

Short Term Bond Fund and Short Term Bond Fund II

John T. Donohue, Managing Director, Jarred A. Sherman, Vice President and CFA charterholder, and David Martucci, Vice President, have been the portfolio managers for the Short Term Bond Fund since 1997, 2000, and 2000, respectively, and for the Short Term Bond Fund II since 1999, 2000 and 2000, respectively. An employee of JPMIM since 1997, Mr. Donohue is the global head of the Short Duration Investment Strategy Team. Mr. Sherman is a portfolio manager in the U.S. Short-Term Fixed Income Group and an employee of JPMIM since 1999. Mr. Martucci is a portfolio manager in the U.S. Short-Term Fixed Income Group and an employee of JPMIM since 2000.

Real Return Fund

The portfolio management team for the Real Return Fund is led by Seamus S. Brown, Vice President, Ronald Arons, and Christopher H. Clasen, Vice President and CFA charterholder. Mr. Brown, Mr. Arons and Mr. Clasen have been part of the portfolio management team since the Fund’s inception. Mr. Brown is a portfolio manager in the International Fixed Income Group which focuses on global fixed income strategies specializing in the inflation-linked sector and has been an employee of JPMIM since 1999. An employee of JPMIM since 2000, Mr. Clasen is chiefly responsible for relative value strategies in treasury, agencies, and interest rate swaps in the Liquidity team and is a member of the Duration Strategy Team. Information on Mr. Arons is described under Bond Fund.

JULY 1, 2007   105

The Funds’ Management and Administration (continued)

Strategic Income Fund

Michael J. Pecoraro, Managing Director, and Timothy N. Neumann have served as the senior portfolio managers of the Strategic Income Fund since June 2006. As senior portfolio managers, Mr. Pecoraro and Mr. Neumann are responsible for determining the sector and overall asset allocation strategy for the Fund and making the day-to-day decisions concerning strategies used by the Fund. An employee of JPMIM since 1992, Mr. Pecoraro is the Chief Investment Officer for the broad market strategies. Mr. Neumann has been part of the portfolio management team for the Fund since December 2004. Information on Mr. Neumann is described under Bond Fund.

Assets that have been allocated to a strategy or sector by Mr. Pecoraro and Mr. Neumann are managed by dedicated sector and research teams. The lead portfolio managers who are primarily responsible for the day-to-day management and securities selection for the various allocations for the Fund are as follows:

Robert L. Cook, Managing Director and CFA charterholder, and Thomas G. Hauser, Vice President and CFA charterholder, are the portfolio managers responsible for the corporate credit securities investment strategy and have been involved in the management of the Fund since June 2006. Mr. Cook is a leader of one of JPMIM’s fixed income high yield teams. Prior to joining JPMIM in 2004, he was responsible for managing high yield total return assets and was the director of credit research at 40/86 Advisors from 1994 until 2004. Mr. Hauser is responsible for co-managing high yield total return assets as well as overseeing high yield trading efforts. Prior to joining JPMIM in 2004, Mr. Hauser served as a vice president with 40/86 Advisors beginning in 2001.

Jeffery J. Grills and Gunter J. Heiland are the portfolio mangers responsible for the foreign securities and emerging market debt securities strategies for the Fund since 2000 and June 2006, respectively. Information about Mr. Grills and Mr. Heiland are described under the Emerging Markets Debt Fund.

John T. Donohue and Michael Pecoraro are the lead portfolio managers responsible for the rates/duration management and relative value strategies for the Fund since 2006. Information for Mr. Donohue is described under Short Term Bond Fund and Short Term Bond Fund II. Information on Mr. Pecoraro is set forth above.

The Funds’ Statement of Additional Information provides information about the other accounts managed by the lead portfolio managers, if any, the structure of their compensation and their ownership of Fund securities.

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

The Funds’ Shareholder Servicing Agent

The Trusts, on behalf of the Funds, have entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A, Class B and Class C Shares of each Fund. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM, JPMIA, and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIA, JPMIM, JPMDS, and from time to time, other affiliates of JPMorgan Chase, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase that have entered into an agreement with JPMDS. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including

106   JPMORGAN INCOME FUNDS

a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIA, JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

JULY 1, 2007   107

How to Do Business with the Funds

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•	Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Funds through JPMDS.

Who can buy shares?

Class A, Class B and Class C shares may be purchased by the general public.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The JPMorgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the JPMorgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures

108   JPMORGAN INCOME FUNDS

will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The JPMorgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchase, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Duration Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

What kind of shares can I buy?

This prospectus offers Class A, Class B and Class C Shares, all of which are available to the general public.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled “Sales Charges.”

Class A Shares

You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $100,000 or more and the amount of the reduction increases as your level of investment increases. Please see “Sales Charges.”

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no contingent deferred sales charge (CDSC) except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see “Sales Charges.”

Class A Shares have lower annual expenses than Class B or Class C Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

JULY 1, 2007   109

How to Do Business with the Funds (continued)

Class B Shares

You will not pay a sales charge at the time of purchase. However, the Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares of the Bond Fund, the Strategic Income Fund, the Intermediate Bond Fund, the Core Plus Bond Fund, the Government Bond Fund, the High Yield Bond Fund or the Core Bond Fund, and a commission of 2.75% to Financial Intermediaries, who sell Class B Shares of the Ultra Short Duration Bond Fund, the Short Duration Bond Fund and the Treasury & Agency Fund.

A CDSC will apply on shares of the Funds, other than the Ultra Short Duration Bond Fund, the Short Duration Bond Fund and the Treasury & Agency Fund, sold within six years, and on shares of the Ultra Short Duration Bond Fund, the Short Duration Bond Fund and the Treasury & Agency Fund sold within four years. CDSC periods are measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Class B Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.

Class B Shares of the Funds, except for Class B Shares of the Ultra Short Duration Bond Fund, the Short Duration Bond Fund and the Treasury & Agency Fund, automatically convert to Class A Shares after eight years. Class B Shares of the Ultra Short Duration Bond Fund, the Short Duration Bond Fund and the Treasury & Agency Fund automatically convert to Class A Shares after six years. Conversion periods are measured from the first day of the month in which the shares were purchased.

Class B Shares should not be used for investments of more than $99,999 individually or in the aggregate.

Individual purchases of $100,000 or more will be rejected. In addition, purchases will also be rejected if the Fund has determined that your purchase when aggregated with the value of Class B shares of all JPMorgan Funds held by you in individual accounts with the same tax or other identification number would total $100,000 or more.

The Funds may not be able to identify Class B Share purchases that exceed $100,000 if you hold your shares through one or more Financial Intermediaries or in accounts with different tax or other identification numbers. If you hold your shares through a Financial Intermediary, it is the responsibility of the Financial Intermediary to determine if an initial or additional purchase of Class B shares is suitable for you. It is your responsibility to inform your Financial Intermediary or the Fund of any and all accounts that should be linked together for purposes of determining whether the application of the Right of Accumulation or the use of a Letter of Intent would make Class A Shares a more suitable investment than Class B Shares. For a discussion of the types of accounts that qualify for the Right of Accumulation and the Letter of Intent, please read “Sales Charges — Reducing your Class A Sales Charges.”

Class C Shares

You will not pay a sales charge at the time of purchase.

Except with respect to the Ultra Short Duration Bond Fund and the Short Duration Bond Fund, a CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Like Class B Shares, Class C Shares have higher Rule 12b-1 fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher Rule 12b-1 fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of either Class A or Class B Shares.

There is no maximum investment amount for Class C Shares.

Which class of shares is best?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years (at least four years for the Ultra Short Duration Bond Fund, the Short Duration Bond Fund and the Treasury & Agency Fund) and you would prefer not to pay an upfront sales charge, you may consider buying Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the Rule 12b-1 fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

How much do shares cost?

Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.

110   JPMORGAN INCOME FUNDS

Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution expenses.

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds’ Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you and decide how much you want to invest.

Class A, Class B and Class C Shares for all Funds except the Mortgage-Backed Securities Fund and the Treasury & Agency Fund, and Class C Shares of the Ultra Short Duration Bond Fund and the Short Duration Bond Fund, are subject to a $1,000 minimum investment requirement per Fund. The minimum initial investment is $10,000 for the Mortgage-Backed Securities Fund and the Treasury & Agency Fund, and Class C Shares of the Ultra Short Duration Bond Fund and the Short Duration Bond Fund. You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund. A Financial Intermediary may impose different investment minimums. Subsequent investments must be at least $25 per Fund.

You should purchase no more than $99,999 of Class B Shares. The section of this prospectus entitled “What kind of shares can I buy?” provides information that can help you choose the appropriate share class.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

A lower minimum may be available under the Systematic Investment Plan. See “Purchasing Fund Shares — Can I automatically invest on a systematic basis?”

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either

JULY 1, 2007   111

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you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC and/or redemption fee. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	JPMorgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

112   JPMORGAN INCOME FUNDS

Can I automatically invest on a systematic basis?

Yes. You may purchase additional Class A, Class B and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. Except for the Mortgage-Backed Securities Fund and the Treasury & Agency Fund, and Class C Shares of the Ultra Short Duration Bond Fund and the Short Duration Bond Fund, you may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. For the Mortgage-Backed Securities Fund and the Treasury & Agency Fund, and Class C Shares of the Ultra Short Duration Bond Fund and the Short Duration Bond Fund, you may choose to make an initial investment of an amount less than the required minimum of $10,000 as long as your initial investment is at least $1,000 and you agree to make regular month investments of at least $1,000. To establish a Systematic Investment Plan:

•	Select the “Systematic Investment Plan” option on the Account Application.

•	Provide the necessary information about the bank account from which your investments will be made.

The Funds currently do not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Class B Purchases over $100,000.  You should not utilize a systematic investment plan for purchases over $100,000 of Class B Shares. We will not debit your bank account if the Fund has determined that your purchase of Class B shares when aggregated with the value of Class B shares of all JPMorgan Funds held by you in individual accounts with the same tax or other identification number would total $100,000 or more. To continue systematic investments in the Fund after you have invested $100,000 in Class B Shares, you will need to contact the Fund by calling 1-800-480-4111 or your Financial Intermediary to designate a different share class for systematic investments.

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources.

The following tables show the sales charge for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in “The Funds’ Management and Administration.”

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A, Class B and Class C Shares of the Funds, visit www.jpmorganfunds.com and ‘click’ on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the tables below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The tables below show the amount of sales charges you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as “breakpoints.”

If you buy Class A Shares of the JPMorgan Short Duration Bond Fund, the JPMorgan Ultra Short Duration Bond Fund, the JPMorgan Treasury & Agency Fund, the JPMorgan Short Term Bond Fund or the JPMorgan Short Term Bond Fund II, the following table shows the amount of sales charge you pay and the commissions paid to Financial Intermediaries.

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How to Do Business with the Funds (continued)

TOTAL SALES CHARGE FOR FUNDS

Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment[1]	Commission as a % of Offering Price
Less than $100,000	2.25	2.30	2.00
$100,000–$249,999	1.75	1.78	1.50
$250,000–$499,999	1.25	1.27	1.00
$500,000–$999,999	1.00	1.01	0.85
$1,000,000 or more*	NONE	NONE	**

1	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

*	There are no front-end sales charges for investments of $1 million or more in a Fund.

**	If you purchase $1 million or more of Class A Shares of the JPMorgan Short Duration Bond Fund, the JPMorgan Ultra Short Duration Bond Fund, the JPMorgan Treasury & Agency Fund, the JPMorgan Short Term Bond Fund or JPMorgan Short Term Bond Fund II and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 0.50% of the purchase price if you redeem any or all of the Class A Shares of either of those Funds during the first 12 months after purchase. The charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. Such charges apply to exchanges into money market funds. If you exchange your Class A Shares for Class A Shares of a non-money market fund, you will not be charged at the time of the exchange but (1) your new Class A Shares will be subject to the charges specified above applicable to any of those Funds from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over to your new shares. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more of Class A Shares. These commissions are paid at the rate of up to 0.75% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

If you buy Class A Shares of other than the JPMorgan Short Duration Bond Fund, the JPMorgan Ultra Short Duration Bond Fund, the JPMorgan Treasury & Agency Fund, the JPMorgan Short Term Bond Fund or the JPMorgan Short Term Bond Fund II, the following table shows the amount of sales charge you pay and the commissions paid to Financial Intermediaries:

TOTAL SALES CHARGE FOR FUNDS

Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment[1]	Commission as a % of Offering Price
Less than $100,000	3.75	3.90	3.25
$100,000–$249,999	3.25	3.36	2.75
$250,000–$499,999	2.25	2.30	2.00
$500,000–$999,999	1.75	1.78	1.50
$1,000,000 or more*	NONE	NONE	**

1	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

*	There are no front-end sales charges for investments of $1 million or more in a Fund.

**	If you purchased $1 million or more of Class A Shares of other than the JPMorgan Short Duration Bond Fund, the JPMorgan Ultra Short Duration Bond Fund, the JPMorgan Treasury & Agency Fund, the JPMorgan Short Term Bond Fund or the JPMorgan Short Term Bond Fund II prior to August 1, 2006 and were not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares of either of those Funds during the first 12 months after purchase or 0.50% if you redeem any or all of the Class A Shares of either of those Funds between 12 and 24 months after purchase. On or after August 1, 2006, if you purchase $1 million or more of Class A Shares of other than the JPMorgan Short Duration Bond Fund, the JPMorgan Ultra Short Duration Bond Fund, the JPMorgan Treasury & Agency Fund, the JPMorgan Short Term Bond Fund or the JPMorgan Short Term Bond Fund II and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 0.75% of the purchase price if you redeem any or all of the Class A Shares of either of those Funds during the first 12 months after purchase or 0.35% if you redeem any or all of the Class A Shares of either of those Funds between 12 and 24 months after purchase. The charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. Such charges apply to exchanges into money market funds. If you exchange your Class A Shares for Class A Shares of a non-money market fund, you will not be charged at the time of the exchange but (1) your new Class A Shares will be subject to the charges specified above applicable to any of those Funds from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over to your new shares. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more of Class A Shares. These commissions are paid at the rate of up to 0.75% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

114   JPMORGAN INCOME FUNDS

Reducing Your Class A Sales Charges

The Funds permit you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the JPMorgan Funds in which you invest (as described below) even if such JPMorgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. It is your responsibility when investing to inform your Financial Intermediary or the JPMorgan Funds that you would like to have one or more JPMorgan Funds linked together for purposes of reducing the initial sales charge.

Right of Accumulation:  You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C Share holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a JPMorgan Fund held in:

1.	Your account(s);

2.	Account(s) of your spouse or domestic partner;

3.	Account(s) of children under the age of 21 who share your residential address;

4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.	Solely controlled business accounts; and

6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

In order to obtain any breakpoint reduction in the initial sales charge, you must, before purchasing Class A Shares, inform your Financial Intermediary or the JPMorgan Funds if you have any of the above types of accounts that can be aggregated with your current investment in Class A Shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the JPMorgan Funds may verify (1) the number of shares of the JPMorgan Funds held in your account(s) with the JPMorgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

Letter of Intent:  You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds (other than a money market fund) over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the net amount invested.

Additional information regarding the reduction of Class A sales charges is available in the Funds’ Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

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Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.	Bought by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	JPMorgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

Effective January 13, 2006, officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Shares accounts subject to a $2,500 minimum investment requirement ($10,000 for the Mortgage-Backed Securities Fund and the Treasury & Agency Fund), provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Select Class Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Funds’ other share classes.

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•	Financial Intermediaries or financial institutions who have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a financial intermediary or financial institution with respect to sales of Fund shares).

•	Washington Management Corporation and its subsidiaries and affiliates.

5.	Bought by:

•	Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

•	Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.”

•	Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•	A Financial Intermediary, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

•	A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

•	Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6.	Bought with proceeds from the sale of Select Class Shares of a JPMorgan Fund or acquired in an exchange of Select Class Shares of a JPMorgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7.	Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8.	Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund (except Class A Shares of a money market fund), but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.	Bought when one Fund invests in another JPMorgan Fund.

10.	Bought in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem

116   JPMORGAN INCOME FUNDS

the Fund shares you received in connection with the plan of reorganization.

11.	Purchased during a JPMorgan Fund’s special offering.

12.	Bought by a “charitable organization” as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Class B Shares

Class B Shares are offered at NAV per share, without any upfront sales charge. However, if you redeem Class B Shares of the JPMorgan Intermediate Bond Fund, the JPMorgan Core Plus Bond Fund, the JPMorgan Government Bond Fund, the JPMorgan High Yield Bond Fund, the JPMorgan Core Bond Fund, the JPMorgan Bond Fund or the JPMorgan Strategic Income Fund within six years of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	5.00
1–2	4.00
2–3	3.00
3–4	3.00
4–5	2.00
5–6	1.00
More than 6	None

If you redeem Class B Shares of the JPMorgan Ultra Short Duration Bond Fund, the JPMorgan Short Duration Bond Fund or the JPMorgan Treasury & Agency Fund prior to the fourth anniversary of the purchase date measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	3.00
1–2	3.00
2–3	2.00
3–4	1.00
More than 4	None

The Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares of the JPMorgan Intermediate Bond Fund, the JPMorgan Core Plus Bond Fund, the JPMorgan Government Bond Fund, the JPMorgan High Yield Bond Fund, the JPMorgan Core Bond Fund, the JPMorgan Bond Fund or the JPMorgan Strategic Income Fund, and a commission of 2.75% to Financial Intermediaries who sell Class B Shares of the JPMorgan Ultra Short Duration Bond Fund, the JPMorgan Short Duration Bond Fund, and the JPMorgan Treasury & Agency Fund.

Conversion Feature

Your Class B Shares automatically convert to Class A Shares.

Class B Shares of the JPMorgan Intermediate Bond Fund, the JPMorgan Core Plus Bond Fund, the JPMorgan Government Bond Fund, the JPMorgan High Yield Bond Fund, the JPMorgan Core Bond Fund, the JPMorgan Bond Fund and the JPMorgan Strategic Income Fund automatically convert after eight years. Class B Shares of the JPMorgan Ultra Short Duration Bond Fund, the JPMorgan Short Duration Bond Fund, and the JPMorgan Treasury & Agency Fund automatically convert after six years.

Conversion periods are measured from the first day of the month in which the shares were purchased.

After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares.

You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion. Class A Shares of a Fund received as a result of the conversion will not be subject to a redemption fee even if they are redeemed within 60 days of conversion.

Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

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If you have exchanged Class B Shares of one JPMorgan Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

Class C Shares

Class C Shares are offered at NAV per share, without any upfront sales charge. However, except with respect to the JPMorgan Ultra Short Duration Bond Fund and the JPMorgan Short Duration Bond Fund, if you redeem Class C Shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	1.00
After first year	None

There is no CDSC assessed on Class C Shares of the JPMorgan Ultra Short Duration Bond Fund and the JPMorgan Short Duration Bond Fund.

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Funds other than the JPMorgan Ultra Short Duration Bond Fund and the JPMorgan Short Duration Bond Fund.

How the Class B and Class C CDSC is Calculated

The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class B Shares of the JPMT II Funds purchased prior to November 1, 2002, the CDSC is based on the current market value or the original cost of the shares, whichever is less. For Class B Shares of the JPMT II Funds purchased on or after November 1, 2002 and Class C Shares, the CDSC is based on the original cost of the shares. For Class B and Class C Shares of the JPMT I Funds purchased prior to February 19, 2005, the CDSC is based on the current market value or the original cost of the shares, whichever is less. You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information. For Class B and Class C Shares of the JPMT I Funds purchased on or after February 19, 2005, the CDSC is based on the original cost of the shares.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class B or Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class B and Class C CDSC

No sales charge is imposed on redemptions of Class B or Class C Shares of the Funds:

1.	If you withdraw no more than a specified percentage (as indicated in “Redeeming Fund Shares — Can I redeem on a systematic basis?”) of the current balance of a Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. You need to participate in a monthly or quarterly Systematic Withdrawal Plan to take advantage of this waiver. For information on the Systematic Withdrawal Plan, please see “Redeeming Fund Shares — Can I redeem on a systematic basis?”

2.	Made within one year of a shareholder’s death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.	If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4.	That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70-1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that

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portion of your minimum required distribution that qualifies for the waiver.

5.	That represent a distribution from a qualified retirement plan by reason of the participant’s retirement.

6.	That are involuntary and result from a failure to maintain the required minimum balance in an account.

7.	Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the plan of reorganization.

8.	Exchanged for Class B or Class C Shares of other JPMorgan Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read “Exchanging Fund Shares — Do I pay a sales charge on an exchange?”

9.	If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

Waiver Applicable Only to Class C Shares

No CDSC is imposed on Class C Share redemptions of the Funds if the shares were bought with proceeds from the sale of Class C Shares of a JPMorgan Fund. The purchase must be made within 90 days of the first sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class B or Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES

Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Funds. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates.

The Rule 12b-1 fees vary by share class as follows:

1.	Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of each Fund attributable to Class A Shares.

2.	Class B and Class C Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of each Fund attributable to such class. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM, JPMIA, or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Class A Shares of a Fund may be exchanged for Class A Shares of another JPMorgan Fund or for another class of the same Fund. Class A Shares of a Fund may be exchanged for Morgan Shares of a JPMorgan money market fund.

Class B Shares of a Fund may be exchanged for Class B Shares of another JPMorgan Fund.

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How to Do Business with the Funds (continued)

Class C Shares of the JPMorgan Short Duration Bond Fund, Short Term Municipal Bond Fund and Ultra Short Duration Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class C Shares of another JPMorgan Fund, including Class C Shares of any of the Short Term Bond Funds.

Class C Shares of any other JPMorgan Fund may be exchanged for Class C Shares of another JPMorgan Fund, other than for Class C Shares of the Short Term Bond Funds.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Do I pay a sales charge on an exchange?

Generally, you will not pay a sales charge on an exchange except as specified in “Sales Charges — Class A Shares” or below.

If you exchange Class B or Class C Shares of a Fund for Class B or Class C Shares, respectively, of another Fund, you will not pay a sales charge at the time of the exchange, however:

1.	Your new Class B or Class C Shares will be subject to the CDSC of the Fund from which you exchanged, except for Class C Shares of the Short Term Bond Funds. If you exchange Class C Shares of the Short Term Bond Funds, your new Class C Shares will be subject to the CDSC of the Fund into which you exchange.

2.	The current holding period for your exchanged Class B or Class C Shares, other than exchanged Class C Shares of the Short Term Bond Funds, is carried over to your new shares.

3.	If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

Do I pay a redemption fee on an exchange?

Because exchanges involve redemptions, you will pay a redemption fee on certain exchanges. See “Do I pay a redemption fee?” below.

Are exchanges taxable?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares

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purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cutoff time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If you own Class A, Class B or Class C Shares and a Fund or Financial Intermediary accepts your redemption request before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable CDSC and/or redemption fee.

Do I pay a redemption fee?

If you sell or exchange your shares of the JPMorgan Emerging Markets Debt Fund or the JPMorgan High Yield Bond Fund within 60 days of purchase or exchange into the Fund, you will pay a redemption fee of 2.00% of the value of the shares sold in addition to any applicable CDSC. The day after your purchase order is accepted (i.e., trade date plus 1) is considered the first day for purposes of calculating the 60-day holding period. Shares acquired in conjunction with a Fund merger, the transfer of substantially all of the assets of a common or collective fund, or the substitution of a Fund for an existing investment alternative by an employee benefit plan shall be deemed to be held for 60 days for purposes of calculating the 60-day holding period.

•	The redemption fee does not apply to:

1.	Shares acquired through reinvested distributions (dividends and capital gains),

2.	Shares purchased by mutual fund wrap fee programs,

3.	Shares redeemed in connection with death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) within one year of such death or disability,

4.	Shares redeemed as part of a termination of certain employer-sponsored retirement plans,

5.	Redemption of an employer-sponsored retirement plan’s entire share position with the Fund,

6.	Involuntary redemptions resulting from a failure to maintain the required minimum balance in an account or involuntary forfeiture of shares by a participant of an employee benefit plan,

7.	Shares redeemed by balance forward qualified retirement plans,

JULY 1, 2007   121

How to Do Business with the Funds (continued)

8.	Shares redeemed by a “fund of funds” such as the JPMorgan Investor Funds or JPMorgan SmartRetirement Funds provided the “fund of funds” is registered under the Investment Company Act of 1940,

9.	Shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program,

10.	Shares obtained through operation of the conversion feature applicable to Class B Shares,

11.	Shares redeemed by 529 Plans including shares redeemed as the result of a rebalancing or as a result of participant direction, and

12.	Shares redeemed as part of a bona fide asset allocation program.

Notwithstanding the foregoing, a redemption fee may be charged in the event that the Distributor determines that any redemptions potentially falling into one of the categories listed above are being used as a market timing strategy. The Statement of Additional Information contains additional details concerning redemption fees. Your Financial Intermediary may not recognize the same exceptions to the imposition of a redemption fee. Check with your Financial Intermediary for more details.

The redemption fee is paid to the JPMorgan Emerging Markets Debt Fund or the JPMorgan High Yield Bond Fund and is designed to offset the brokerage commissions, capital gains impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Fund does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.

The Fund often does not have direct access to shareholder information and is dependent upon Financial Intermediaries to apply redemption fees to Fund accounts held by such Financial Intermediaries on behalf of multiple investors. These accounts which may include omnibus accounts or retirement plan accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another. In these circumstances, the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund may request information concerning individual shareholders, the Fund generally must rely on the Financial Intermediary to identify shareholders who should be charged a redemption fee as well as to collect the redemption fee and remit it to the Fund. There is no assurance that such Financial Intermediaries will be effective or uniform in applying the redemption fee to underlying accounts or that such Financial Intermediaries will assess, collect or remit such redemption fee.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Can I redeem on a systematic basis?

1.	Yes

•	Select the “Systematic Withdrawal Plan” option on the Account Application.

•	Specify the amount you wish to receive and the frequency of the payments.

•	You may designate a person other than yourself as the payee.

•	There is no fee for this service.

2.	If you select this option, please keep in mind that:

•	It may not be in your best interest to buy additional Class A Shares while participating in a Systematic

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Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class B or Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

•	Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

•	Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

3.	The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in a Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Funds’ Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class B or Class C CDSC. Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

4.	If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

5.	You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC or a redemption fee.

2.	If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC or a redemption fee. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

JULY 1, 2007   123

Shareholder Information

DISTRIBUTIONS AND TAXES

The Funds can earn income and can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

Each Fund generally declares dividends on the last business day of each month and pays such dividends on the first business day of the following month. The Funds will distribute net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses), if any, at least annually. Each Fund may declare an additional dividend in a given year, depending on its tax situation. Each Fund will distribute substantially all of its net investment income and net capital gain.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of net investment income and any net short-term capital gains (see below) are generally taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a tax able year beginning before January 1, 2011 that are properly designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income . It is unlikely that dividends from the Funds will qualify to any significant extent for designation as qualified dividend income. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions that are properly designated as capital gain dividends, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gains. Capital gain dividends of a non-corporate U.S. shareholder recognized during a tax able year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. Distributions of net short-term capital gains in excess of net long-term capital losses, if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares of a Fund just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. In addition, distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid). Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

A Fund’s investments in certain debt obligations, mortgage-backed securities , asset-backed securities and derivative instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

A Fund’s investments in ETFs and other investment companies could affect the amount, timing, and character of distributions from the Fund, and, therefore, may increase the amount of taxes payable by shareholders.

Any increase in the principal amount of an inflation-linked debt security will be original issue discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increases thereto, until maturity.

A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

The dates on which dividends and capital gains will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received

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in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM or JPMIA. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the JPMorgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Each of the Funds will disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represents of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

JULY 1, 2007   125

Investment Practices

The table discusses the types of investments which can be held by the Funds. In each case, the related types of risk are also listed. In addition to the types of securities listed below, some of the Funds have average weighted maturity requirements. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in a Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. The terms “Intermediate” and “Short Term” in a Fund’s name refer to the average maturity the Fund maintains. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the Fund’s portfolio. Therefore, in the case of a Fund holding mortgage-backed securities, asset-backed securities and similar types of securities, the average weighted maturity of the Fund is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions.

FUND NAME	FUND CODE
JPMorgan Bond Fund	1
JPMorgan Core Bond Fund	2
JPMorgan Core Plus Bond Fund	3
JPMorgan Emerging Markets Debt Fund	4
JPMorgan Government Bond Fund	5
JPMorgan High Yield Bond Fund	6
JPMorgan Intermediate Bond Fund	7
JPMorgan Mortgage-Backed Securities Fund	8
JPMorgan Real Return Fund	9
JPMorgan Short Duration Bond Fund	10
JPMorgan Short Term Bond Fund	11
JPMorgan Short Term Bond Fund II	12
JPMorgan Strategic Income Fund	13
JPMorgan Treasury & Agency Fund	14
JPMorgan Ultra Short Duration Bond Fund	15

INSTRUMENT	FUND CODE	RISK TYPE
Adjustable Rate Mortgage Loans (ARMs): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.
	1–3, 5–15	Credit Interest Rate Market Political Prepayment
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.
	1–4, 6–13, 15	Credit Interest Rate Market Political Prepayment
Auction Rate Securities: Auction rate securities consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities.
	1, 9, 11–13, 15	Credit Interest Rate Market

126   JPMORGAN INCOME FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Bank Obligations: Bank obligations consist of bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.
	1–4, 6 –13, 15	Credit Currency Interest Rate Liquidity Market Political
Borrowings: A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. A Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.
	1–15	Credit Interest Rate Market
Brady Bonds: Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.
	1, 3, 4, 9, 11–13, 15	Credit Currency Foreign Investment Interest Rate Market Political
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. A Fund will sell only covered call and secured put options.
	1–13, 15	Credit Leverage Liquidity Management Market
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1–4, 6 –13, 15	Credit Currency Interest Rate Liquidity Market Political
Commodity-Linked Derivatives: Securities whose value derives from the price of a commodity, including commodity futures and commodity options .	9	Credit Interest Rate Liquidity Market
Common Stock: Shares of ownership of a company.	6, 13	Market
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	3, 6, 13	Credit Market
Convertible Securities: Bonds or preferred stock that can convert to common stock.	1 – 3, 6 –8, 9 , 11, 13, 15	Credit Currency Interest Rate Liquidity Market Political Valuation

JULY 1, 2007   127

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
Corporate Debt Securities: Corporate debt securities may include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.
	1–4, 6–13, 15	Credit Currency Interest Rate Liquidity Market Political Valuation
Credit Default Swaps: A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.
	1–4, 6 –13, 15	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Custodial Receipts: A Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.
	1– 3, 5–1 5	Credit Liquidity Market
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by the Fund.
	1–4, 6–12 , 15	Liquidity Management Market
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.
	1 –4, 6–13, 15	Foreign Investment
Exchange Traded Fund (ETFs): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Depository Receipts (SPDRs) and NASDAQ 100’s.
	1–4, 6–13, 15	Investment Company Market
Foreign Currency Transactions: Strategies used to hedge against interest rate and currency risks, for other risk management purposes or to increase income or gain to a Fund. These strategies may consist of use of any of the following: options on Fund positions or currencies, financial and currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (NDFs)), forward rate agreements and interest rate and currency swaps, caps and floors. Certain Funds may engage in such transactions in both U.S. and non-U.S. markets.
	1, 3, 4, 9, 11–13	Credit Foreign Investment Leverage Liquidity Management Market Prepayment
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts and American Depositary Securities.
	1–4, 6 –13, 15	Foreign Investment Liquidity Market Political Prepayment

128   JPMORGAN INCOME FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
High Yield/High Risk Securities/Junk Bonds: High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies.	1, 3, 4, 6, 9, 11–13	Credit Currency Interest Rate Liquidity Market Political Portfolio Quality Valuation
Inflation-Linked Debt Securities: Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.
	1 –15	Credit Currency Interest Rate
Interfund Lending: Interfund lending involves lending money and borrowing money for temporary purposes through a credit facility.	1–15	Credit Interest Rate Market
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.
	1– 13 , 15	Credit Leverage Market
Investment Company Securities: Shares of other investment companies, including money market funds for which the Adviser and/or its affiliates serve as investment adviser or administrator. The Adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.
	1–15	Investment Company Market
Loan Participations and Assignments: Participations in, or assignments of all or a portion of loans to corporations or to governments of less developed countries (LDCs).	1 – 4, 6 – 11, 13, 15	Credit Currency Extension Foreign Investment Interest Rate Liquidity Market Political Prepayment
Mortgages (Directly Held): Mortgages are debt instruments secured by real property.	1–11, 1 3– 15	Credit Environmental Extension Interest Rate Liquidity Market Natural Event Political Prepayment Valuation

JULY 1, 2007   129

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMB S) and other asset-backed structures.
	1–3, 5–15	Credit Currency Extension Interest Rate Leverage Market Political Prepayment Tax
Mortgage Dollar Rolls[1]: A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.
	1–3, 5 –15	Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include private activity bonds and industrial development bonds, as well as General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.
	1–3, 6 –13, 15	Credit Interest Rate Market Natural Event Political Prepayment Tax
New Financial Products: New options and futures contracts and other financial products continue to be developed and a Fund may invest in such options, contracts and products.	1– 1 3, 15	Credit Liquidity Management Market
Obligations of Supranational Agencies: Obligations of supranational agencies which are chartered to promote economic development and are supported by various governments and governmental agencies.	1–4, 6, 7, 9 – 15	Credit Foreign Investment

1	All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33-1/3% of the Fund’s total assets; provided, however, the Strategic Income Fund and the Short Term Bond Fund II will not borrow money in an amount which would cause, at the time of such borrowing, the aggregate amount of borrowing by such Fund to exceed 10% of the value of that Fund’s total assets.

130   JPMORGAN INCOME FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Options and Futures Transactions: A Fund may purchase and sell (a) exchange traded and over the counter put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities.
	1–13, 15	Credit Leverage Liquidity Management Market
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1– 3, 6 –11, 13	Market
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 193 3 Act, such as privately placed commercial paper and Rule 144A securities.
	1– 4 , 6–13, 15	Liquidity Market
Real Estate Investment Trusts (REITs): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	1–4, 6–13, 15	Credit Interest Rate Liquidity Management Market Political Prepayment Tax Valuation
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1– 15	Credit Liquidity Market
Reverse Repurchase Agreements[1]: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.
	1 – 15	Credit Leverage Market
Securities Issued in Connection with Reorganization and Corporate Restructuring: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.
	1 – 15	Market
Securities Lending: The lending of up to 33-1/3% of a Fund’s total assets. In return, a Fund will receive cash, other securities, and/or letters of credit as collateral.	1–15	Credit Leverage Market
Short Selling: In short selling transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.
	1, 4, 9, 11, 13	Credit Liquidity Market
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).	1 – 4 , 6–8 , 10–13, 15	Credit Liquidity Market

1	All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33-1/3% of the Fund’s total assets; provided, however, the Strategic Income Fund and the Short Term Bond Fund II will not borrow money in an amount which would cause, at the time of such borrowing, the aggregate amount of borrowing by such Fund to exceed 10% of the value of that Fund’s total assets.

JULY 1, 2007   131

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	1–4, 7, 9–13, 15	Foreign Investment
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include IOs and POs issued outside a REMIC or CMO structure.
	1–3, 5, 7–13, 15	Credit Market Political Prepayment
Structured Investments: A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.
	1– 15	Credit Foreign Investment Liquidity Management Market
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.
	1 –13, 15	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Synthetic Variable Rate Instruments: Synthetic variable rate instruments generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.
	3, 4, 9, 11 –13 , 15	Credit Liquidity Market
Temporary Defensive Positions: To respond to unusual circumstances a Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent a Fund from meeting its investment objective.
	1–15	Credit Interest Rate Liquidity Market
Treasury Receipts: A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (TRs), Treasury Investment Growth Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS).
	1– 15	Market
Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.
	1–4, 6–13, 15	Credit Currency Interest Rate Liquidity Market Political Valuation

132   JPMORGAN INCOME FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, including funding notes, subordinated benchmark notes, collateralized mortgage obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs).
	1– 15	Credit Gov’t Securities Interest Rate Market
U.S. Government Obligations: U.S. government obligations may include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (STRIPS) and Coupon Under Book Entry Safekeeping (CUBES).
	1– 15	Interest Rate Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to a Fund on demand or at the expiration of a specified term.
	1– 15	Credit Liquidity Market
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1–15	Credit Leverage Liquidity Market
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.
	1–15	Credit Currency Interest Rate Liquidity Market Political Valuation

Risk related to certain investments held by the Funds:

Credit risk The risk a financial obligation will to be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

Currency risk The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Foreign investment risk The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

Government securities risk The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Interest rate risk The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Investment company risk If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

Leverage risk The risk that gains or losses will be disproportionately higher than the amount invested.

Liquidity risk The risk the holder may not be able to sell the security at the time or price its desires.

Management risk The risk that a strategy used by a Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk governmental policies or other political actions will negatively impact the value of the investment.

JULY 1, 2007   133

Investment Practices (continued)

Portfolio quality risk The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rates and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.

Prepayment risk The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Tax risk The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

Valuation risk The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

134   JPMORGAN INCOME FUNDS

Risk and Reward Elements for the Funds

This table discusses the main elements that may make up a Fund’s overall risk and reward characteristics. It also outlines a Fund’s policies toward various investments, including those that are designed to help certain Funds manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions
•  A Fund’s share price, yield and total return will fluctuate in response to bond market movements
• The value of most bonds will fall when interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value typically falls
• Adverse market, economic, political or other conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder a Fund from achieving its investment objective
• Mortgage-backed and asset-backed securities (securities representing an interest in, or secured by, a pool of mortgages or other assets such as receivables) and direct mortgages could generate capital losses or periods of low yields if they are paid off substantially earlier or later than anticipated

•  Bonds have generally outperformed money market investments over the long term, with less risk than stocks
• Most bonds will rise in value when interest rates fall
• Mortgage-backed and asset-backed securities and direct mortgages can offer attractive returns

•  Under normal circumstances a Fund plans to remain fully invested in bonds and other fixed-income securities and may invest uninvested cash in affiliated money market funds
• Bond investments may include U.S. and foreign corporate and government bonds, mortgage-backed and asset-backed securities, convertible securities, participation interests and private placements
• A Fund seeks to limit risk and enhance total return or yields through careful management, sector allocation, individual securities selection and duration management
• During severe market downturns, a Fund has the option of investing up to 100% of assets in cash and cash equivalent
• The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities and mortgage prepayments

Credit quality
•  The default of an issuer would leave a Fund with unpaid interest or principal
• Junk bonds (those rated BB, Ba or lower) have a higher risk of default, tend to be less liquid and may be more difficult to value
• Investment-grade bonds have a lower risk of default • Junk bonds offer higher yields and higher potential gains
•  A Fund maintains its own policies for balancing credit quality against potential yields and gains in light of its investment goals
• The adviser develops its own ratings of unrated securities and makes a credit quality determination for unrated securities

JULY 1, 2007   135

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign investments
•  A Fund could lose money because of foreign government actions, political instability or lack of adequate and accurate information
• Currency exchange rate movements could reduce gains or create losses
• Currency and investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•  Foreign bonds, which represent a major portion of the world’s fixed income securities, offer attractive potential performance and opportunities for diversification
• Favorable exchange rate movements could generate gains or reduce losses
• Emerging markets can offer higher returns

•  Foreign bonds are a primary investment for Emerging Markets Debt Fund and Strategic Income Fund and may be a significant investment for Bond Fund, Core Plus Bond Fund, Short Term Bond Fund, Short Term Bond Fund II and Real Return Fund
• To the extent that a Fund invests in foreign bonds, it may manage the currency exposure of its foreign investments relative to its benchmark, and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time; these currency management techniques may not be available for certain emerging markets investments; the Core Plus Bond Fund, Bond Fund, Emerging Markets Debt Fund, Real Return Fund, Short Term Bond Fund and Strategic Income Fund may also use forward foreign currency contracts for risk management purposes and/or to increase income and gain by establishing or adjusting exposure to particular foreign securities, markets or currencies (see also “Derivatives”)

When-issued and delayed delivery securities
• When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• A Fund can take advantage of attractive transaction opportunities	• A Fund segregates or earmarks liquid assets to offset leverage risks

Management choices
• A Fund could underperform its benchmark due to its sector, securities or duration choices	• A Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on those areas where it believes its commitment to research can most enhance returns and manage risks in a consistent way

136   JPMORGAN INCOME FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*
•  Derivatives such as futures, options, swaps and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred
• A Fund may have difficulty exiting a derivatives position
• Derivatives used for risk management or to increase a Fund’s gain may not have the intended effects and may result in losses or missed opportunities
• The counterparty to a derivatives contract could default
• Certain types of derivatives involve costs to the Funds which can reduce returns
• Derivatives that involve leverage could magnify losses
• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit a Fund’s investment flexibility
• Derivatives used for non-hedging purposes could cause losses that exceed the original investment
• Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund’s assets and defer recognition of certain of a Fund’s losses

•  Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost
• A Fund could make money and protect against losses if management’s analysis proves correct
• Derivatives that involve leverage could generate substantial gains at low cost

•  A Fund uses derivatives, such as futures, options, swaps and forward foreign currency contracts for hedging and for risk management and/or to increase income or gains (i.e., to adjust duration or yield curve exposure or to establish or adjust exposure to particular securities, markets or currencies);[2] risk management may include management of a Fund’s exposure relative to its benchmark
• A Fund only establishes hedges that they expect will be highly correlated with underlying positions
• While a Fund may use derivatives that incidentally involve leverage, they do not use them for the specific purpose of leveraging their portfolios
• A Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Funds are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

2	The Short Term Bond Fund II does not use forward foreign currency contracts as an investment strategy to increase income or gain to the Fund.

JULY 1, 2007   137

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Securities lending
•  When a Fund lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults
• The collateral will be subject to the risks of the securities in which it is invested
• A Fund may enhance income through the investment of the collateral received from the borrower
•  The adviser maintains a list of approved borrowers
• A Fund receives collateral equal to at least 100% of the current value of securities loaned plus accrued interest
• The lending agents indemnify a Fund against borrower default
• The adviser’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses
• Upon recall, the borrower must return the securities loaned within the normal settlement period

Illiquid holdings
• A Fund could have difficulty valuing these holdings precisely • A Fund could be unable to sell these holdings at the time or price desired	• These holdings may offer more attractive yields or potential growth/appreciation than comparable widely traded securities
•  No Fund may invest more than 15% of net assets in illiquid holdings
• To maintain adequate liquidity to meet redemptions, each Fund may hold high quality short-term instruments (including repurchase agreements for all the Funds) and, for temporary or extraordinary purposes, may borrow from banks up to 33-1/3% of the value of its total assets or draw on a line of credit[1]

Short-term trading
•  Increased trading would raise a Fund’s transaction costs
• Increased short-term capital gains distributions would raise shareholders’ income tax liability; such an increase in transaction costs and/or tax liability, if not offset by gains from short-term trading, would reduce a Fund’s returns
	• A Fund could realize gains in a short period of time • A Fund could protect against losses if a security s overvalued and its value later falls	• A Fund may use short-term trading to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

1	The Strategic Income Fund and the Short Term Bond Fund II will not borrow money in an amount which would cause, at the time of such borrowings, the aggregate amount of borrowing by such Fund to exceed 10% of that Fund’s total assets.

138   JPMORGAN INCOME FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Short Selling
•  The Bond Fund, Emerging Markets Debt Fund, Real Return Fund, Short Term Bond Fund and Strategic Income Fund may engage in short selling
• Short sales may not have the intended effects and may result in losses
• A Fund may not be able to close out a short position at a particular time or at an acceptable price
• A Fund may not be able to borrow certain securities to sell short, resulting in missed opportunities
• Segregated or earmarked accounts with respect to short sales may limit a Fund’s investment flexibility
• Short sales involve leverage risk, credit exposure to the brokers that execute the short sale and retain the proceeds, have no cap on maximum losses and gains are limited to the price of the stock at the time of the short sale
• A Fund could make money and protect against losses if management’s analysis proves correct • Short selling may allow a Fund to generate positive returns in declining markets
•  A Fund segregates or earmarks liquid assets to cover short positions and offset a portion of the leverage risk
• A Fund makes short sales through brokers that the adviser has determined to be highly creditworthy

JULY 1, 2007   139

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

ETFs and other investment companies
•  If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company
• The price movement of an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss

•  Investments in other investment companies helps to manage smaller cash flows
• Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•  Generally, a Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)[1]
• Exemptive orders granted to various iShares funds (which are ETFs), other ETFs, and their investment advisers by the Securities and Exchange Commission (SEC) permit a Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs
• Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

1	Under the 1940 Act, a Fund may not own more than 3% of the outstanding voting stock of another investment company. Additionally, a Fund’s aggregate investments in other investment companies are restricted as follows: no more than 5% of a Fund’s total assets when a Fund invests in another investment company; and no more than 10% of its total assets when a Fund invests in two or more investment companies.

140   JPMORGAN INCOME FUNDS

JPMIM—Related Performance of
Separately Managed Accounts

In addition to acting as investment adviser to the Real Return Fund, JPMIM manages separate accounts using a real return strategy. The following table shows the historical performance of all accounts managed by JPMIM, which have substantially similar investment objectives, policies, strategies and risks as the Real Return Fund. The composite is provided to illustrate the past performance of JPMIM in managing substantially similar accounts. Please note that this composite does not represent the performance of the Real Return Fund. Although the accounts in the composite are managed in a substantially similar style to the Real Return Fund, their investment objectives, policies, strategies and risks are not identical. The accounts in the composite limit their investments to domestic inflation protected securities. Although the Real Return Fund primarily invests in domestic inflation protected securities, it may also invest up to thirty percent of the Fund’s total assets in foreign securities, and may also invest in derivatives and other investments in seeking to provide inflation protected return. You should not consider this performance data as an indication of future performance of the Real Return Fund or JPMIM. The accounts that are included in the composite are not subject to the same types of expenses to which the Real Return Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Real Return Fund by the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code of 1986, as amended. Consequently, the performance results for the composite could have been adversely affected if the accounts included in the composite had been regulated as investment companies under the federal securities laws.

The investment results of the composite presented below are unaudited. The investment results for the composite were not calculated pursuant to the methodology established by the Securities and Exchange Commission that is used to calculate performance results of the Real Return Fund. Rather, the performance results for the composite were calculated on a time weighted basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. The returns included in the composite reflect the deduction of the Fund’s current estimated total annual Fund operating expenses taking into account any fee waivers or expense reimbursements. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and cash equivalents are included in performance returns. Returns are calculated by geometrically linking the monthly and quarterly returns respectively. There is no use of leverage . Investors should also be aware that the use of a methodology different from what is used below to calculate performance could result in different performance data.

CALENDAR YEAR	US TIPS COMPOSITE[1]	LEHMAN BROTHERS US TIPS INDEX[2]
2003	7.33%	8.39%
2004	7.44%	8.45%
2005	1. 57%	2.85%
2006	(0.33)%	0.41%

ANNUALIZED PERIOD
1 Yr. Ended 2/28/07	2.00%	2.75%
3 Yr. Ended 2/28/07	2.54%	3.44%
Inception (through 2/28/07)	5.38%	6.34%

1	The information presented is for the JPMIM US TIPS Composite. The inception date of the composite is August 2002. The composite contains information from all of the separate accounts managed in a substantially similar manner as the Real Return Fund. The net performance represents total return, assuming reinvestment of all dividends and proceeds from capital transactions. The composite performance has been adjusted to reflect the estimated total annual fund operating expenses for Class A Shares taking into account any contractual fee waivers or expense reimbursements.

2	The Lehman Brothers US TIPS Index is an unmanaged index that measures the performance of fixed income securities with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index for All Urban Consumers. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees.

JULY 1, 2007   141

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for each share class for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the representative Fund’s annual report, which is available upon request.

Class A

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Bond Fund
September 1, 2006 through February 28, 2007 (d)	$9.29	$0.22		$0.12	$0.34	$(0.23)	$—	$(0.23)
Year Ended August 31, 2006	9.85	0.41		(0.28)	0.13	(0.42)	(0.27)	(0.69)
Year Ended August 31, 2005	10.05	0.36		0.13	0.49	(0.39)	(0.30)	(0.69)
Year Ended August 31, 2004	10.03	0.32		0.32	0.64	(0.32)	(0.30)	(0.62)
Year Ended August 31, 2003	10.07	0.40		0.04	0.44	(0.40)	(0.08)	(0.48)
November 1, 2001 to August 31, 2002 (e)	10.08	0.31		0.05	0.36	(0.31)	(0.06)	(0.37)
September 10, 2001 (f) through October 31, 2001	9.89	0.06	( h)	0.20	0.26	(0.07)	—	(0.07)

Core Bond Fund
Year Ended February 28, 2007	10.57	0.46	( h)	0.10	0.56	(0.46)	—	(0.46)
July 1, 2005 through February 28, 2006 ( g)	10.91	0.34		(0.35)	(0.01)	(0.33)	—	(0.33)
Year Ended June 30, 2005	10.77	0.51		0.15	0.66	(0.52)	—	(0.52)
Year Ended June 30, 2004	11.18	0.48		(0.39)	0.09	(0.50)	—	(0.50)
Year Ended June 30, 2003	10.82	0.62		0.35	0.97	(0.60)	(0.01)	(0.61)
Year Ended June 30, 2002	10.59	0.66		0.28	0.94	(0.68)	(0.03)	(0.71)

Core Plus Bond Fund
Year Ended February 28, 2007	7.73	0.35		0.06	0.41	(0.36)	—	(0.36)
July 1, 2005 through February 28, 2006 ( g)	7.95	0.24		(0.22)	0.02	(0.24)	—	(0.24)
Year Ended June 30, 2005	7.82	0.36		0.14	0.50	(0.37)	—	(0.37)
Year Ended June 30, 2004	8.10	0.36		(0.28)	0.08	(0.36)	—	(0.36)
Year Ended June 30, 2003	7.81	0.45		0.30	0.75	(0.46)	—	(0.46)
Year Ended June 30, 2002	7.75	0.46		0.05	0.51	(0.45)	—	(0.45)

Emerging Markets Debt Fund
September 1, 2006 through February 28, 2007 (d)	8.39	0.21		0.37	0.58	(0.21)	(0.03)	(0.24)
June 30, 2006 (f) through August 31, 2006	7.93	0.08		0.46	0.54	(0.08)	—	(0.08)

Government Bond Fund
Year Ended February 28, 2007	10.15	0.45		0.01	0.46	(0.46)	—	(0.46)
July 1, 2005 through February 28, 2006 ( g)	10.48	0.30		(0.33)	(0.03)	(0.30)	—	(0.30)
Year Ended June 30, 2005	10.16	0.46		0.33	0.79	(0.47)	—	(0.47)
Year Ended June 30, 2004	10.67	0.48		(0.52)	(0.04)	(0.47)	—	(0.47)
Year Ended June 30, 2003	10.26	0.52		0.42	0.94	(0.53)	—	(0.53)
Year Ended June 30, 2002	9.93	0.55		0.33	0.88	(0.55)	—	(0.55)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from August 31 to the last day in February.

(e)	The Fund changed its fiscal year end from October 31 to August 31.

(f)	Commencement of offering of class of shares.

(g)	The Fund changed its fiscal year end from June 30 to the last day of February.

(h)	Calculated based upon average shares outstanding.

(i)	Amount rounds to less than $0.01.

142   JPMORGAN INCOME FUNDS

		Ratios/Supplemental data
				Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$—	$9.40	3.72%	$20,271	0.75%	4.89%	0.95%	357%
—	9.29	1.42	13,632	0.75	4.55	0.97	711
—	9.85	5.06	5,963	0.75	3.63	1.31	559
—	10.05	6.61	3,004	0.75	3.19	1.88	571
—	10.03	4.32	2,000	0.75	3.86	1.59	679
—	10.07	3.72	1,000	0.75	3.59	5.64	572
—	10.08	2.63	70,000	0.75	3.93	10.75	423

—	10.67	5.42	560,556	0.75	4.36	0.94	8
—	10.57	(0.11)	394,309	0.75	4.54	0.97	13
—	10.91	6.23	373,401	0.82	4.52	1.09	16
—	10.77	0.84	349,290	0.85	4.34	1.16	20
—	11.18	9.20	429,859	0.85	5.57	1.17	23
—	10.82	9.09	262,489	0.85	6.09	1.18	32

—	7.78	5.49	45,383	0.91	4.64	0.96	26
—	7.73	0.31	50,622	0.90	4.65	0.94	15
—	7.95	6.47	56,320	0.90	4.54	1.09	20
—	7.82	0.98	58,697	0.88	4.50	1.15	24
—	8.10	9.80	75,575	0.89	5.63	1.17	16
—	7.81	6.76	57,173	0.89	5.86	1.16	23

—( i)	8.73	6.96	2,154	1.50	5.20	1.59	68
—( i)	8.39	6.82	41	1.50	6.17	1.71	270

—	10.15	4.65	157,598	0.75	4.51	0.98	24
—	10.15	(0.30)	146,294	0.75	4.37	0.97	6
—	10.48	7.89	140,496	0.79	4.43	1.02	10
—	10.16	(0.40)	86,614	0.87	4.38	1.04	16
—	10.67	9.29	152,028	0.87	4.92	1.03	19
—	10.26	9.01	74,166	0.87	5.37	1.03	24

JULY 1, 2007   143

Financial Highlights

Class A (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
High Yield Bond Fund
Year Ended February 28, 2007	$8.23	$0.61		$0.40	$1.01	$(0.62)	$(0.02)	$(0.64)
July 1, 2005 through February 28, 2006 (d)	8.29	0.42		(0.06)	0.36	(0.42)	—	(0.42)
Year Ended June 30, 2005	8.17	0.61		0.14	0.75	(0.61)	(0.02)	(0.63)
Year Ended June 30, 2004	7.92	0.61		0.23	0.84	(0.59)	—	(0.59)
Year Ended June 30, 2003	7.30	0.65		0.62	1.27	(0.65)	—	(0.65)
Year Ended June 30, 2002	8.19	0.70		(0.89)	(0.19)	(0.70)	—	(0.70)

Intermediate Bond Fund
Year Ended February 28, 2007	10.32	0.47	( g)	0.07	0.54	(0.47)	—	(0.47)
July 1, 2005 through February 28, 2006 (d)	10.65	0.29		(0.29)	—	(0.33)	—	(0.33)
Year Ended June 30, 2005	10.63	0.40		0.12	0.52	(0.50)	—	(0.50)
Year Ended June 30, 2004	11.01	0.47		(0.37)	0.10	(0.48)	—	(0.48)
Year Ended June 30, 2003	10.70	0.57		0.32	0.89	(0.58)	—	(0.58)
Year Ended June 30, 2002	10.50	0.62		0.21	0.83	(0.63)	—	(0.63)

Mortgage-Backed Securities Fund
Year Ended February 28, 2007	10.54	0.47		0.10	0.57	(0.46)	—	(0.46)
July 1, 2005 through February 28, 2006 (d)	10.83	0.33		(0.29)	0.04	(0.33)	—	(0.33)
Year Ended June 30, 2005	10.77	0.49		0.08	0.57	(0.51)	—	(0.51)
Year Ended June 30, 2004	10.89	0.42		(0.08)	0.34	(0.46)	—	(0.46)
Year Ended June 30, 2003	11.00	0.60		(0.04)	0.56	(0.66)	(0.01)	(0.67)
Year Ended June 30, 2002	10.47	0.61		0.55	1.16	(0.62)	(0.01)	(0.63)

Real Return Fund
September 1, 2006 through February 28, 2007 ( e)	9.51	0.04		0.03	0.07	(0.06)	—	(0.06)
Year ended August 31, 2006 ( f)	10.00	0.42		(0.46)	(0.04)	(0.45)	—	(0.45)

Short Duration Bond Fund
Year Ended February 28, 2007	10.43	0.39	( g)	0.10	0.49	(0.40)	—	(0.40)
July 1, 2005 through February 28, 2006 (d)	10.51	0.21		(0.08)	0.13	(0.21)	—	(0.21)
Year Ended June 30, 2005	10.62	0.28		(0.10)	0.18	(0.29)	—	(0.29)
Year Ended June 30, 2004	10.86	0.27		(0.23)	0.04	(0.28)	—	(0.28)
Year Ended June 30, 2003	10.72	0.35		0.18	0.53	(0.39)	—	(0.39)
Year Ended June 30, 2002	10.56	0.48		0.19	0.67	(0.51)	—	(0.51)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	The Fund changed its fiscal year end from August 31 to the last day of February.

(f)	Commencement of operations was September 1, 2005.

( g)	Calculated based upon average shares outstanding.

( h)	Amount rounds to less than $0.01.

144   JPMORGAN INCOME FUNDS

			Ratios/Supplemental data
					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$—	( h)	$8.60	12.82%	$83,790	1.12%	7.42%	1.31%	69%
—	( h)	8.23	4.39	62,622	1.11	7.51	1.30	47
—	( h)	8.29	9.47	68,636	1.12	7.22	1.33	68
—		8.17	10.96	75,885	1.12	7.37	1.33	58
—		7.92	18.64	82,386	1.14	8.86	1.35	52
—		7.30	(2.60)	32,756	1.15	8.91	1.37	34

—		10.39	5.42	124,797	0.83	4.56	0.96	5
—		10.32	0.02	146,206	0.83	4.77	0.98	5
—		10.65	4.99	173,146	0.83	4.48	1.10	10
—		10.63	0.91	238,399	0.83	4.27	1.17	17
—		11.01	8.52	334,574	0.83	5.24	1.17	24
—		10.70	8.08	233,915	0.83	5.88	1.17	33

—		10.65	5.60	14,063	0.65	4.46	0.98	18
—		10.54	0.35	13,826	0.65	4.68	0.97	16
—		10.83	5.40	15,077	0.65	4.50	0.92	25
—		10.77	3.07	7,681	0.65	4.23	0.82	12
—		10.89	5.17	13,783	0.65	3.84	0.89	35
—		11.00	11.44	1,344	0.65	4.67	0.90	36

—		9.52	0.78	630	0.90	0.85	1.34	154
—		9.51	(0.33)	584	0.90	3.96	1.45	223

—		10.52	4.75	94,199	0.80	3.69	0.91	44
—		10.43	1.22	93,187	0.80	2.97	0.91	22
—		10.51	1.72	97,744	0.80	2.64	1.10	27
—		10.62	0.39	109,252	0.80	2.51	1.16	54
—		10.86	5.01	128,309	0.80	3.26	1.16	27
—		10.72	6.41	49,282	0.80	4.57	1.16	50

JULY 1, 2007   145

Financial Highlights

Class A (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions
Short Term Bond Fund
September 1, 2006 through February 28, 2007 (d)	$9.50	$0.22		$0.03	$0.25	$(0.23)	$—	$—		$(0.23)
Year Ended August 31, 2006	9.64	0.42		(0.15)	0.27	(0.41)	—	—		(0.41)
Year Ended August 31, 2005	9.84	0.31		(0.19)	0.12	(0.32)	—	—		(0.32)
Year Ended August 31, 2004	9.85	0.20		(0.01)	0.19	(0.20)	—	—		(0.20)
Year Ended August 31, 2003	10.03	0.24		(0.03)	0.21	(0.25)	(0.14)	—		(0.39)
November 1, 2001 to August 31, 2002 (e)	10.01	0.27		0.05	0.32	(0.26)	(0.04)	—		(0.30)
September 10, 2001 (f) through October 31, 2001	9.87	0.05	(i)	0.15	0.20	(0.06)	—	—		(0.06)

Short Term Bond Fund II
September 1, 2006 through February 28, 2007 (d)	9.84	0.22	(i)	0.02	0.24	(0.24)	—	—		(0.24)
Year Ended August 31, 2006	10.02	0.45		(0.20)	0.25	(0.43)	—	—		(0.43)
Year Ended August 31, 2005	10.21	0.31		(0.20)	0.11	(0.30)	—	—		(0.30)
Year Ended August 31, 2004	10.23	0.21	(i)	(0.02)	0.19	(0.21)	—	—	(j)	(0.21)
Year Ended August 31, 2003	10.33	0.23	(i)	(0.04)	0.19	(0.24)	(0.05)	—	(j)	(0.29)
November 1, 2001 through August 31, 2002 (e)	10.38	0.25		0.06	0.31	(0.25)	(0.11)	—		(0.36)
Year Ended October 31, 2001	9.89	0.43	(i)	0.53	0.96	(0.47)	—	—		(0.47)

Strategic Income Fund ( g)
September 1, 2006 through February 28, 2007 (d)	9.11	0.22	(i)	0.15	0.37	(0.24)	—	—		(0.24)
Year Ended August 31, 2006	9.33	0.43	(i)	(0.14)	0.29	(0.51)	—	—		(0.51)
Year Ended August 31, 2005	9.08	0.30		0.33	0.63	(0.38)	—	—		(0.38)
Year Ended August 31, 2004	8.92	0.48	(i)	0.15	0.63	(0.47)	—	—		(0.47)
Year Ended August 31, 2003	8.64	0.40	(i)	0.31	0.71	(0.43)	—	—		(0.43)
November 1, 2001 to August 31, 2002 (e)	8.91	0.55		(0.33)	0.22	(0.47)	(0.02)	—		(0.49)
September 10, 2001 (f) through October 31, 2001	9.13	0.09	(i)	(0.22)	(0.13)	(0.09)	—	—		(0.09)

Treasury & Agency Fund
Year Ended February 28, 2007	9.75	0.46		(0.03)	0.43	(0.46)	—	—		(0.46)
July 1, 2005 through February 28, 2006 ( h)	10.00	0.32		(0.25)	0.07	(0.32)	—	—		(0.32)
Year Ended June 30, 2005	10.31	0.42		(0.20)	0.22	(0.42)	(0.11)	—		(0.53)
Year Ended June 30, 2004	10.76	0.35		(0.40)	(0.05)	(0.35)	(0.05)	—		(0.40)
Year Ended June 30, 2003	10.33	0.38		0.43	0.81	(0.38)	—	—		(0.38)
Year Ended June 30, 2002	10.04	0.44		0.29	0.73	(0.44)	—	—		(0.44)

Ultra Short Duration Bond Fund
Year Ended February 28, 2007	9.74	0.45		0.03	0.48	(0.45)	—	—		(0.45)
July 1, 2005 through February 28, 2006 ( h)	9.83	0.26		(0.08)	0.18	(0.27)	—	—		(0.27)
Year Ended June 30, 2005	9.89	0.27		(0.04)	0.23	(0.29)	—	—		(0.29)
Year Ended June 30, 2004	9.97	0.20		(0.05)	0.15	(0.23)	—	—		(0.23)
Year Ended June 30, 2003	9.95	0.24		0.04	0.28	(0.26)	—	—		(0.26)
Year Ended June 30, 2002	9.86	0.36		0.11	0.47	(0.38)	—	—		(0.38)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from August 31 to the last day in February.

(e)	The Fund changed its fiscal year end from October 31 to August 31.

(f)	Commencement of offering of class of shares.

(g)	Prior to June 16, 2006, the Fund was named Global Strategic Income Fund.

(h)	The Fund changed its fiscal year end from June 30 to the last day of February.

(i)	Calculated based on average shares outstanding.

(j)	Amount rounds to less than $0.01.

(k)	Includes interest expense of 0.01%.

(l)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

146   JPMORGAN INCOME FUNDS

				Ratios/Supplemental data
					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$—		$9.52	2.64%	$8,510	0.75%		4.77%	0.89%		143%
—		9.50	2.93	5,819	0.75		4.49	0.91		540
—		9.64	1.29	3,393	0.75		3.20	1.21		194
—		9.84	1.92	3,000	0.75		2.00	1.17		261
—		9.85	2.08	9,000	0.75		2.39	1.10		386
—		10.03	3.18	10,000	0.75		3.01	1.00		215
—		10.01	2.01	2,000	0.75		3.62	10.76		160

—		9.84	2.42	24,652	0.75		4.53	0.98		246
—		9.84	2.56	32,557	0.75		4.46	0.95		479
—		10.02	1.09	41,311	0.75		2.94	1.00		201
—		10.21	1.85	55,000	0.75		2.03	1.10		253
—		10.23	1.88	44,000	0.75		2.31	0.96		319
—		10.33	3.06	70,000	0.75		2.66	1.00		192
—		10.38	9.95	52,000	0.75		4.25	1.15		315

—		9.24	4.05	7,705	1.15		4.78	3.74		223
—	(j)	9.11	3.24	6,660	1.15		4.67	3.77		299
—		9.33	7.04	3,965	1.17		4.29	2.11		461
—		9.08	7.20	802	1.27	(k)	5.31	4.23		152
—		8.92	8.33	300	1.25		4.45	7.26		248
—		8.64	2.54	70	1.25		6.20	35.90	(l)	178
—		8.91	(2.30)	70	1.25		6.99	11.01		107

—		9.72	4.48	69,390	0.70		4.70	1.03		10
—		9.75	0.71	77,632	0.70		4.83	1.03		20
—		10.00	2.22	82,360	0.67		4.05	0.99		22
—		10.31	(0.52)	91,714	0.65		3.30	0.95		23
—		10.76	7.97	126,395	0.65		3.61	0.95		33
—		10.33	7.39	124,058	0.65		4.31	0.95		41

—		9.77	5.03	121,385	0.70		4.53	0.91		26
—		9.74	1.81	219,258	0.70		3.81	0.91		9
—		9.83	2.36	281,966	0.70		2.67	1.05		26
—		9.89	1.53	362,796	0.70		1.97	1.12		46
—		9.97	2.83	366,214	0.70		2.34	1.12		36
—		9.95	4.88	162,338	0.65		3.62	1.12		39

JULY 1, 2007   147

Financial Highlights

Class B

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions
Bond Fund
September 1, 2006 through February 28, 2007 (d)	$9.23	$0.19		$0.12	$0.31	$(0.20)	$—	$—		$(0.20)
Year Ended August 31, 2006	9.78	0.36		(0.28)	0.08	(0.36)	(0.27)	—		(0.63)
Year Ended August 31, 2005	9.97	0.29		0.12	0.41	(0.30)	(0.30)	—		(0.60)
Year Ended August 31, 2004	9.95	0.25		0.32	0.57	(0.25)	(0.30)	—	(i)	(0.55)
Year Ended August 31, 2003	10.05	0.33		(0.03)	0.30	(0.32)	(0.08)	—		(0.40)
November 1, 2001 to August 31, 2002 (e)	10.08	0.24		0.03	0.27	(0.24)	(0.06)	—		(0.30)
September 10, 2001 (f) to October 31, 2001	9.89	0.06	(h)	0.19	0.25	(0.06)	—	—		(0.06)

Core Bond Fund
Year Ended February 28, 2007	10.56	0.39	( h)	0.10	0.49	(0.39)	—	—		(0.39)
July 1, 2005 through February 28, 2006 ( g)	10.90	0.27		(0.33)	(0.06)	(0.28)	—	—		(0.28)
Year Ended June 30, 2005	10.76	0.42		0.17	0.59	(0.45)	—	—		(0.45)
Year Ended June 30, 2004	11.17	0.41		(0.39)	0.02	(0.43)	—	—		(0.43)
Year Ended June 30, 2003	10.81	0.54		0.36	0.90	(0.53)	(0.01)	—		(0.54)
Year Ended June 30, 2002	10.59	0.58		0.28	0.86	(0.61)	(0.03)	—		(0.64)

Core Plus Bond Fund
Year Ended February 28, 2007	7.77	0.32		0.05	0.37	(0.32)	—	—		(0.32)
July 1, 2005 through February 28, 2006 ( g)	7.98	0.22		(0.22)	—	(0.21)	—	—		(0.21)
Year Ended June 30, 2005	7.86	0.32		0.12	0.44	(0.32)	—	—		(0.32)
Year Ended June 30, 2004	8.14	0.31		(0.28)	0.03	(0.31)	—	—		(0.31)
Year Ended June 30, 2003	7.84	0.40		0.30	0.70	(0.40)	—	—		(0.40)
Year Ended June 30, 2002	7.78	0.41		0.05	0.46	(0.40)	—	—		(0.40)

Government Bond Fund
Year Ended February 28, 2007	10.14	0.38		0.01	0.39	(0.39)	—	—		(0.39)
July 1, 2005 through February 28, 2006 ( g)	10.47	0.25		(0.33)	(0.08)	(0.25)	—	—		(0.25)
Year Ended June 30, 2005	10.16	0.39		0.32	0.71	(0.40)	—	—		(0.40)
Year Ended June 30, 2004	10.66	0.40		(0.50)	(0.10)	(0.40)	—	—		(0.40)
Year Ended June 30, 2003	10.26	0.45		0.41	0.86	(0.46)	—	—		(0.46)
Year Ended June 30, 2002	9.93	0.47		0.34	0.81	(0.48)	—	—		(0.48)

High Yield Bond Fund
Year Ended February 28, 2007	8.23	0.57		0.40	0.97	(0.57)	(0.02)	—		(0.59)
July 1, 2005 through February 28, 2006 ( g)	8.29	0.38		(0.06)	0.32	(0.38)	—	—		(0.38)
Year Ended June 30, 2005	8.18	0.55		0.14	0.69	(0.56)	(0.02)	—		(0.58)
Year Ended June 30, 2004	7.93	0.55		0.24	0.79	(0.54)	—	—		(0.54)
Year Ended June 30, 2003	7.32	0.60		0.62	1.22	(0.61)	—	—		(0.61)
Year Ended June 30, 2002	8.21	0.65		(0.89)	(0.24)	(0.65)	—	—		(0.65)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from August 31 to the last day in February.

(e)	The Fund changed its fiscal year end from October 31 to August 31.

(f)	Commencement of offering of class of shares.

(g)	The Fund changed its fiscal year end from June 30 to the last day of February.

(h)	Calculated based upon average shares outstanding.

(i)	Amount rounds to less than $0.01.

148   JPMORGAN INCOME FUNDS

			Ratios/Supplemental data
					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$—		$9.34	3.42%	$3,564	1.40%	4.23%	1.45%	357%
—		9.23	0.90	2,814	1.40	3.99	1.47	711
—		9.78	4.23	2,283	1.44	2.93	1.90	559
—		9.97	5.89	1,972	1.50	2.48	2.36	571
—		9.95	2.94	2,000	1.50	3.19	2.14	679
—		10.05	2.83	1,000	1.50	2.80	6.02	572
—		10.08	2.53	64	1.48	4.07	11.25	423

—		10.66	4.75	74,963	1.40	3.72	1.44	8
—		10.56	(0.55)	85,667	1.40	3.89	1.47	13
—		10.90	5.57	94,897	1.47	3.87	1.68	16
—		10.76	0.28	98,064	1.50	3.69	1.81	20
—		11.17	8.53	134,915	1.50	4.92	1.82	23
—		10.81	8.34	76,031	1.50	5.41	1.83	32

—		7.82	4.91	5,464	1.45	4.09	1.46	26
—		7.77	0.05	6,950	1.44	4.10	1.44	15
—		7.98	5.74	9,424	1.51	3.92	1.70	20
—		7.86	0.32	11,745	1.53	3.85	1.80	24
—		8.14	9.19	15,226	1.54	4.99	1.82	16
—		7.84	6.06	13,203	1.54	5.21	1.81	23

—		10.14	3.93	52,182	1.46	3.82	1.48	24
—		10.14	(0.78)	78,500	1.45	3.67	1.47	6
—		10.47	7.07	95,143	1.47	3.76	1.62	10
—		10.16	(0.97)	101,634	1.52	3.74	1.69	16
—		10.66	8.64	155,876	1.52	4.30	1.68	19
—		10.26	8.24	84,354	1.52	4.71	1.68	24

—	(i)	8.61	12.19	35,667	1.77	6.78	1.81	69
—	(i)	8.23	3.92	35,105	1.76	6.86	1.80	47
—	(i)	8.29	8.71	39,697	1.77	6.58	1.93	68
—		8.18	10.23	39,488	1.76	6.71	1.98	58
—		7.93	17.90	32,796	1.79	8.20	2.00	52
—		7.32	(3.34)	11,572	1.80	8.32	2.02	34

JULY 1, 2007   149

Financial Highlights

Class B (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intermediate Bond Fund
Year Ended February 28, 2007	$10.18	$0.40	( h)	$0.07	$0.47	$(0.42)	$—	$(0.42)
July 1, 2005 through February 28, 2006 (d)	10.51	0.26		(0.30)	(0.04)	(0.29)	—	(0.29)
Year Ended June 30, 2005	10.49	0.38		0.08	0.46	(0.44)	—	(0.44)
Year Ended June 30, 2004	10.88	0.39		(0.37)	0.02	(0.41)	—	(0.41)
Year Ended June 30, 2003	10.59	0.49		0.32	0.81	(0.52)	—	(0.52)
Year Ended June 30, 2002	10.40	0.55		0.21	0.76	(0.57)	—	(0.57)

Short Duration Bond Fund
Year Ended February 28, 2007	10.50	0.33	( h)	0.11	0.44	(0.34)	—	(0.34)
July 1, 2005 through February 28, 2006 (d)	10.59	0.17		(0.09)	0.08	(0.17)	—	(0.17)
Year Ended June 30, 2005	10.69	0.23		(0.09)	0.14	(0.24)	—	(0.24)
Year Ended June 30, 2004	10.93	0.22		(0.23)	(0.01)	(0.23)	—	(0.23)
Year Ended June 30, 2003	10.80	0.30		0.17	0.47	(0.34)	—	(0.34)
Year Ended June 30, 2002	10.63	0.43		0.20	0.63	(0.46)	—	(0.46)

Strategic Income Fund ( e)
September 1, 2006 through February 28, 2007 ( f)	9.11	0.20	(h)	0.14	0.34	(0.21)	—	(0.21)
Year Ended August 31, 2006	9.32	0.39	(h)	(0.14)	0.25	(0.46)	—	(0.46)
February 18, 2005 ( g) to August 31, 2005	9.26	0.19		0.06	0.25	(0.19)	—	(0.19)

Treasury & Agency Fund
Year Ended February 28, 2007	9.74	0.43		(0.05)	0.38	(0.41)	—	(0.41)
July 1, 2005 through February 28, 2006 (d)	9.99	0.29		(0.25)	0.04	(0.29)	—	(0.29)
Year Ended June 30, 2005	10.30	0.38		(0.21)	0.17	(0.37)	(0.11)	(0.48)
Year Ended June 30, 2004	10.75	0.31		(0.41)	(0.10)	(0.30)	(0.05)	(0.35)
Year Ended June 30, 2003	10.32	0.33		0.43	0.76	(0.33)	—	(0.33)
Year Ended June 30, 2002	10.03	0.39		0.29	0.68	(0.39)	—	(0.39)

Ultra Short Duration Bond Fund
Year Ended February 28, 2007	9.67	0.38		0.05	0.43	(0.40)	—	(0.40)
July 1, 2005 through February 28, 2006 (d)	9.76	0.22		(0.08)	0.14	(0.23)	—	(0.23)
Year Ended June 30, 2005	9.82	0.21		(0.03)	0.18	(0.24)	—	(0.24)
Year Ended June 30, 2004	9.90	0.14		(0.04)	0.10	(0.18)	—	(0.18)
Year Ended June 30, 2003	9.89	0.19		0.03	0.22	(0.21)	—	(0.21)
Year Ended June 30, 2002	9.80	0.32		0.11	0.43	(0.34)	—	(0.34)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to the last day in February.

(e)	Prior to June 16, 2006, the Fund was named Global Strategic Income Fund.

(f)	The Fund changed its fiscal year end from August 31 to the last day in February.

(g)	Commencement of offering of class of shares.

(h)	Calculated based upon average shares outstanding.

(i)	Amount rounds to less than $0.01.

150   JPMORGAN INCOME FUNDS

			Ratios/Supplemental data
					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$—		$10.23	4.70%	$61,674	1.40%	4.00%	1.46%	5%
—		10.18	(0.35)	82,765	1.40	4.20	1.48	5
—		10.51	4.46	102,614	1.46	3.86	1.70	10
—		10.49	0.20	132,372	1.48	3.62	1.82	17
—		10.88	7.85	185,642	1.48	4.54	1.82	24
—		10.59	7.30	86,784	1.48	5.22	1.82	33

—		10.60	4.27	17,787	1.30	3.17	1.41	44
—		10.50	0.79	22,899	1.30	2.46	1.41	22
—		10.59	1.31	29,369	1.30	2.13	1.71	27
—		10.69	0.09	42,563	1.30	2.01	1.81	54
—		10.93	4.39	51,994	1.30	2.72	1.81	27
—		10.80	5.97	14,320	1.30	4.05	1.81	50

—		9.24	3.79	5,498	1.65	4.28	4.23	223
—	(i)	9.11	2.80	5,996	1.65	4.21	4.08	299
—		9.32	2.77	6,715	1.65	3.91	2.43	461

—		9.71	3.97	10,948	1.20	4.19	1.53	10
—		9.74	0.39	16,720	1.20	4.34	1.53	20
—		9.99	1.70	23,012	1.17	3.45	1.60	22
—		10.30	(1.02)	49,443	1.15	2.80	1.60	23
—		10.75	7.45	79,108	1.15	3.10	1.60	33
—		10.32	6.89	65,913	1.15	3.84	1.60	41

—		9.70	4.54	32,930	1.20	4.04	1.41	26
—		9.67	1.46	48,750	1.20	3.31	1.41	9
—		9.76	1.87	62,135	1.20	2.18	1.65	26
—		9.82	1.02	81,758	1.20	1.48	1.77	46
—		9.90	2.28	101,749	1.20	1.84	1.77	36
—		9.89	4.43	42,494	1.15	3.08	1.76	39

JULY 1, 2007   151

Financial Highlights

Class C

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Bond Fund
September 1, 2006 through February 28, 2007 (d)	$9.27	$0.19		$0.13	$0.32	$(0.20)	$—	$(0.20)	$—
Year Ended August 31, 2006	9.83	0.32		(0.25)	0.07	(0.36)	(0.27)	(0.63)	—
Year Ended August 31, 2005	10.03	0.28		0.12	0.40	(0.30)	(0.30)	(0.60)	—
Year Ended August 31, 2004	10.01	0.24		0.33	0.57	(0.25)	(0.30)	(0.55)	—
March 31, 2003 (e) through August 31, 2003	10.22	0.14		(0.21)	(0.07)	(0.14)	—	(0.14)	—

Core Bond Fund
Year Ended February 28, 2007	10.62	0.39	( g)	0.11	0.50	(0.39)	—	(0.39)	—
July 1, 2005 through February 28, 2006 ( f)	10.96	0.28		(0.34)	(0.06)	(0.28)	—	(0.28)	—
Year Ended June 30, 2005	10.82	0.42		0.17	0.59	(0.45)	—	(0.45)	—
Year Ended June 30, 2004	11.23	0.42		(0.40)	0.02	(0.43)	—	(0.43)	—
Year Ended June 30, 2003	10.87	0.54		0.36	0.90	(0.53)	(0.01)	(0.54)	—
Year Ended June 30, 2002	10.64	0.58		0.30	0.88	(0.62)	(0.03)	(0.65)	—

Core Plus Bond Fund
Year Ended February 28, 2007	7.77	0.32		0.05	0.37	(0.32)	—	(0.32)	—
July 1, 2005 through February 28, 2006 ( f)	7.98	0.21		(0.21)	—	(0.21)	—	(0.21)	—
Year Ended June 30, 2005	7.86	0.31		0.13	0.44	(0.32)	—	(0.32)	—
Year Ended June 30, 2004	8.14	0.31		(0.28)	0.03	(0.31)	—	(0.31)	—
Year Ended June 30, 2003	7.84	0.40		0.31	0.71	(0.41)	—	(0.41)	—
Year Ended June 30, 2002	7.78	0.40		0.07	0.47	(0.41)	—	(0.41)	—

Emerging Markets Debt Fund
September 1, 2006 through February 28, 2007 (d)	8.39	0.20		0.36	0.56	(0.19)	(0.03)	(0.22)	—	( h)
June 30, 2006 (e) through August 31, 2006	7.93	0.07		0.47	0.54	(0.08)	—	(0.08)	—	( h)

Government Bond Fund
Year Ended February 28, 2007	10.13	0.38		0.01	0.39	(0.39)	—	(0.39)	—
July 1, 2005 through February 28, 2006 ( f)	10.46	0.25		(0.33)	(0.08)	(0.25)	—	(0.25)	—
Year Ended June 30, 2005	10.15	0.40		0.31	0.71	(0.40)	—	(0.40)	—
Year Ended June 30, 2004	10.65	0.40		(0.50)	(0.10)	(0.40)	—	(0.40)	—
Year Ended June 30, 2003	10.25	0.45		0.41	0.86	(0.46)	—	(0.46)	—
Year Ended June 30, 2002	9.93	0.47		0.34	0.81	(0.49)	—	(0.49)	—

High Yield Bond Fund
Year Ended February 28, 2007	8.24	0.57		0.39	0.96	(0.57)	(0.02)	(0.59)	—	( h)
July 1, 2005 through February 28, 2006 ( f)	8.29	0.38		(0.05)	0.33	(0.38)	—	(0.38)	—	( h)
Year Ended June 30, 2005	8.19	0.55		0.13	0.68	(0.56)	(0.02)	(0.58)	—
Year Ended June 30, 2004	7.93	0.55		0.25	0.80	(0.54)	—	(0.54)	—
Year Ended June 30, 2003	7.32	0.60		0.62	1.22	(0.61)	—	(0.61)	—
Year Ended June 30, 2002	8.21	0.64		(0.88)	(0.24)	(0.65)	—	(0.65)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from August 31 to the last day in February.

(e)	Commencement of offering of class of shares.

(f)	The Fund changed its fiscal year end from June 30 to the last day of February.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

152   JPMORGAN INCOME FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 9.39	3.53%	$5,146	1.40%	4.26%	1.45%	357%
9.27	0.87	2,574	1.39	3.90	1.46	711
9.83	4.13	425	1.42	2.96	1.82	559
10.03	5.84	211	1.50	2.45	2.36	571
10.01	(0.69)	200	1.50	3.02	1.78	679

10.73	4.83	65,579	1.40	3.72	1.44	8
10.62	(0.55)	57,530	1.40	3.89	1.47	13
10.96	5.53	64,238	1.47	3.87	1.70	16
10.82	0.17	79,323	1.50	3.69	1.81	20
11.23	8.59	123,308	1.50	4.90	1.82	23
10.87	8.33	63,168	1.50	5.26	1.83	32

7.82	4.90	3,512	1.45	4.11	1.46	26
7.77	0.05	3,119	1.44	4.10	1.44	15
7.98	5.74	3,492	1.50	3.94	1.69	20
7.86	0.33	3,750	1.53	3.83	1.80	24
8.14	9.22	3,521	1.54	4.89	1.82	16
7.84	6.10	1,549	1.54	5.16	1.81	23

8.73	6.73	1,332	2.00	4.66	2.09	68
8.39	6.77	27	2.00	5.87	2.20	270

10.13	3.94	22,250	1.46	3.81	1.48	24
10.13	(0.77)	23,863	1.45	3.67	1.47	6
10.46	7.09	24,922	1.48	3.75	1.64	10
10.15	(0.96)	42,666	1.52	3.74	1.69	16
10.65	8.54	74,937	1.52	4.28	1.68	19
10.25	8.26	31,467	1.52	4.67	1.67	24

8.61	12.05	29,953	1.77	6.77	1.81	69
8.24	4.04	25,650	1.76	6.86	1.80	47
8.29	8.55	28,348	1.77	6.57	1.93	68
8.19	10.35	35,344	1.76	6.70	1.98	58
7.93	17.88	30,857	1.79	8.23	2.00	52
7.32	(3.33)	12,629	1.80	8.25	2.02	34

JULY 1, 2007   153

Financial Highlights

Class C (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Intermediate Bond Fund
Year Ended February 28, 2007	$10.18	$0.40	( i)	$0.08	$0.48	$(0.42)	$—
July 1, 2005 through February 28, 2006 (d)	10.51	0.26		(0.30)	(0.04)	(0.29)	—
Year Ended June 30, 2005	10.49	0.36		0.10	0.46	(0.44)	—
Year Ended June 30, 2004	10.88	0.39		(0.37)	0.02	(0.41)	—
Year Ended June 30, 2003	10.59	0.50		0.31	0.81	(0.52)	—
Year Ended June 30, 2002	10.40	0.55		0.21	0.76	(0.57)	—

Real Return Fund
September 1, 2006 through February 28, 2007 ( e)	9.50	0.02		0.02	0.04	(0.05)	—
Year ended August 31, 2006 (f)	10.00	0.41		(0.50)	(0.09)	(0.41)	—

Short Duration Bond Fund
Year Ended February 28, 2007	10.49	0.33	( i)	0.11	0.44	(0.34)	—
July 1, 2005 through February 28, 2006 (d)	10.58	0.16		(0.08)	0.08	(0.17)	—
Year Ended June 30, 2005	10.68	0.22		(0.08)	0.14	(0.24)	—
Year Ended June 30, 2004	10.92	0.22		(0.23)	(0.01)	(0.23)	—
Year Ended June 30, 2003	10.79	0.30		0.17	0.47	(0.34)	—
November 1, 2001 ( g) to June 30, 2002	10.89	0.27		(0.07)	0.20	(0.30)	—

Strategic Income Fund ( h)
September 1, 2006 through February 28, 2007 ( e)	9.12	0.20	(i)	0.13	0.33	(0.21)	—
Year Ended August 31, 2006	9.33	0.38	(i)	(0.13)	0.25	(0.46)	—	(j)
February 18, 2005 ( g) through August 31, 2005	9.26	0.19		0.07	0.26	(0.19)	—

Ultra Short Duration Bond Fund
Year Ended February 28, 2007	9.66	0.38		0.04	0.42	(0.40)	—
July 1, 2005 through February 28, 2006 (d)	9.75	0.22		(0.08)	0.14	(0.23)	—
Year Ended June 30, 2005	9.81	0.21		(0.03)	0.18	(0.24)	—
Year Ended June 30, 2004	9.89	0.14		(0.04)	0.10	(0.18)	—
Year Ended June 30, 2003	9.88	0.19		0.03	0.22	(0.21)	—
November 1, 2001 ( g) to June 30, 2002	9.88	0.18		0.02	0.20	(0.20)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	The Fund changed its fiscal year end from August 31 to the last day in February.

(f)	Commencement of operations was September 1, 2005.

(g)	Commencement of offering of class of shares.

(h)	Prior to June 16, 2006, the Fund was named Global Strategic Income Fund.

(i)	Calculated based on average shares outstanding.

(j)	Amount rounds to less than $0.01.

154   JPMORGAN INCOME FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.24	4.80%	$39,100	1.40%	4.00%	1.46%	5%
10.18	(0.35)	54,879	1.40	4.20	1.48	5
10.51	4.43	68,296	1.46	3.83	1.71	10
10.49	0.19	121,399	1.48	3.62	1.82	17
10.88	7.85	186,110	1.48	4.56	1.82	24
10.59	7.30	100,956	1.48	5.21	1.82	33

9.49	0.48	27	1.40	0.41	1. 85	154
9.50	(0.80)	24	1.40	4.58	1.95	223

10.59	4.26	20,777	1.30	3.15	1.41	44
10.49	0.79	38,266	1.30	2.46	1.41	22
10.58	1.30	56,296	1.30	2.12	1.71	27
10.68	(0.10)	98,576	1.30	2.01	1.81	54
10.92	4.43	156,942	1.30	2.71	1.81	27
10.79	5.77	32,680	1.30	3.92	1.82	50

9.24	3.67	3,096	1.65	4.28	4.22	223
9.12	2.82	3,285	1.65	4.20	4.16	299
9.33	2.88	2,631	1.65	3.91	2.42	461

9.68	4.45	242,277	1.20	4.04	1.41	26
9.66	1.46	338,830	1.20	3.31	1.41	9
9.75	1.88	438,955	1.20	2.17	1.66	26
9.81	1.03	604,084	1.20	1.48	1.77	46
9.89	2.39	741,134	1.20	1.82	1.77	36
9.88	1.89	253,974	1.15	2.75	1.78	39

JULY 1, 2007   155

Legal Proceedings and Additional Fee and Expense Information

LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION
AFFECTING THE JPMT II FUNDS

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

In addition, on August 30, 2005, the commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right to Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. In June 2007, the matter, which generally related to the same facts that were the subject of the SEC Order and NYAG settlement discussed above, was settled, and the West Virginia Order will be vacated.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

The following information is provided with respect to the Funds which are series of JPMorgan Trust II and which were former series of One Group Mutual Funds. The settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

156   JPMORGAN INCOME FUNDS

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIA that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIA and/or its affiliates, as applicable.

The table below shows the Reduced Rates for the Class A, Class B and Class C Shares of the Government Bond Fund .

REDUCED RATE FUND

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan Government Bond Fund	A	0.76%	0.99%
	B	1.49%	1.49%
	C	1.49%	1.49%

JULY 1, 2007   157

Legal Proceedings and Additional Fee and Expense Information (continued)

The table below shows the ratios for Class A, Class B and Class C Shares of the Funds offered in this prospectus subject to the Non-Reduced Rate.

NON-REDUCED RATE FUNDS

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan Ultra Short Duration Bond Fund	A	0.72%	0.93%
	B	1.22%	1.43%
	C	1.22%	1.43%

JPMorgan Treasury & Agency Fund	A	0.70%	1.03%
	B	1.20%	1.53%
	C	1.20%	1.53%

JPMorgan Short Duration Bond Fund	A	0.80%	0.91%
	B	1.30%	1.41%
	C	1.30%	1.41%

JPMorgan Intermediate Bond Fund	A	0.84%	0.97%
	B	1.47%	1.47%
	C	1.47%	1.47%

JPMorgan Core Bond Fund	A	0.76%	0.95%
	B	1.45%	1.45%
	C	1.45%	1.45%

JPMorgan Core Plus Bond Fund	A	0.93%	0.97%
	B	1.47%	1.47%
	C	1.47%	1.47%

JPMorgan Mortgage-Backed Securities Fund	A	0.67%	1.00%

JPMorgan High Yield Bond Fund	A	1.15%	1.31%
	B	1.80%	1.81%
	C	1.80%	1.81%

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On 7/1/07, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIA and/or its affiliates; and the Gross Expense Ratios thereafter.

“Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year. “Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.”

Your actual costs may be higher or lower than those shown.

158   JPMORGAN INCOME FUNDS

Reduced Rate Fund

JPMorgan Government Bond Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$450	1.06%	0.33%	0.33%	$152	5.00%	3.51%	3.51%
June 30, 2009	101	6.12	4.35	4.01	157	10.25	7.14	3.51
June 30, 2010	105	11.42	8.54	4.01	162	15.76	10.90	3.51
June 30, 2011	110	16.99	12.89	4.01	168	21.55	14.80	3.51
June 30, 2012	114	22.84	17.42	4.01	174	27.63	18.83	3.51
June 30, 2013	119	28.98	22.13	4.01	180	34.01	23.00	3.51
June 30, 2014	123	35.43	27.02	4.01	186	40.71	27.31	3.51
June 30, 2015	128	42.21	32.12	4.01	193	47.75	31.78	3.51
June 30, 2016	133	49.32	37.42	4.01	200	55.13	36.41	3.51
June 30, 2017	139	56.78	42.93	4.01	207	62.89	41.20	3.51

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers of Class C Shares for the first year (period ended June 30, 2008) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$252	4.00%	2.51%	2.51%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2008	$152	$652	5.00%	0.00%	3.51%	–1.49%	3.51%	–1.49%
June 30, 2009	157	557	10.25	6.25	7.14	3.14	3.51	–0.35
June 30, 2010	162	462	15.76	12.76	10.90	7.90	3.51	0.71
June 30, 2011	168	468	21.55	18.55	14.80	11.80	3.51	0.80
June 30, 2012	174	374	27.63	25.63	18.83	16.83	3.51	1.77
June 30, 2013	180	280	34.01	33.01	23.00	22.00	3.51	2.67
June 30, 2014	186	186	40.71	40.71	27.31	27.31	3.51	3.51
June 30, 2015	193	193	47.75	47.75	31.78	31.78	3.51	3.51
June 30, 2016	133	133	55.13	55.13	37.07	37.07	4.01	4.01
June 30, 2017	138	138	62.89	62.89	42.56	42.56	4.01	4.01

1	Class B Shares automatically convert to Class A Shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods

JULY 1, 2007   159

Legal Proceedings and Additional Fee and Expense Information (continued)

Non-Reduced Rate Funds

JPMorgan Ultra Short Duration Bond Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$297	2.64%	1.93%	1.93%	$124	5.00%	3.78%	3.78%
June 30, 2009	97	7.77	6.08	4.07	151	10.25	7.48	3.57
June 30, 2010	101	13.16	10.40	4.07	156	15.76	11.32	3.57
June 30, 2011	105	18.82	14.89	4.07	162	21.55	15.30	3.57
June 30, 2012	109	24.76	19.57	4.07	168	27.63	19.41	3.57
June 30, 2013	113	30.99	24.44	4.07	174	34.01	23.68	3.57
June 30, 2014	118	37.54	29.50	4.07	180	40.71	28.09	3.57
June 30, 2015	123	44.42	34.77	4.07	186	47.75	32.66	3.57
June 30, 2016	128	51.64	40.26	4.07	193	55.13	37.40	3.57
June 30, 2017	133	59.22	45.96	4.07	200	62.89	42.30	3.57

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers of Class C Shares for the first year (period ended June 30, 2008) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$124	5.00%	3.78%	3.78%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2008	$124	$424	5.00%	2.00%	3.78%	0.78%	3.78%	0.78%
June 30, 2009	151	451	10.25	7.25	7.48	4.48	3.57	0.68
June 30, 2010	156	356	15.76	13.76	11.32	9.32	3.57	1.71
June 30, 2011	162	262	21.55	20.55	15.30	14.30	3.57	2.67
June 30, 2012	168	168	27.63	27.63	19.41	19.41	3.57	3.57
June 30, 2013	174	174	34.01	34.01	23.68	23.68	3.57	3.57
June 30, 2014	117	117	40.71	40.71	28.71	28.71	4.07	4.07
June 30, 2015	122	122	47.75	47.75	33.95	33.95	4.07	4.07
June 30, 2016	127	127	55.13	55.13	39.40	39.40	4.07	4.07
June 30, 2017	132	132	62.89	62.89	45.07	45.07	4.07	4.07

1	Class B Shares automatically convert to Class A Shares after six years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

160   JPMORGAN INCOME FUNDS

JPMorgan Treasury & Agency Fund

	Class A				Class C [1]
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$295	2.64%	1.95%	1.95%	$122	5.00%	3.80%	3.80%
June 30, 2009	107	7.77	6.00	3.97	162	10.25	7.40	3.47
June 30, 2010	111	13.16	10.21	3.97	167	15.76	11.13	3.47
June 30, 2011	116	18.82	14.58	3.97	173	21.55	14.98	3.47
June 30, 2012	120	24.76	19.13	3.97	179	27.63	18.97	3.47
June 30, 2013	125	30.99	23.86	3.97	185	34.01	23.10	3.47
June 30, 2014	130	37.54	28.78	3.97	192	40.71	27.37	3.47
June 30, 2015	135	44.42	33.89	3.97	198	47.75	31.79	3.47
June 30, 2016	141	51.64	39.21	3.97	205	55.13	36.37	3.47
June 30, 2017	146	59.22	44.73	3.97	212	62.89	41.10	3.47

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers of Class C Shares for the first year (period ended June 30, 2008) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$222	4.00%	2.80%	2.80%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2008	$122	$422	5.00%	2.00%	3.80%	0.80%	3.80%	0.80%
June 30, 2009	162	462	10.25	7.25	7.40	4.40	3.47	0.58
June 30, 2010	167	367	15.76	13.76	11.13	9.13	3.47	1.61
June 30, 2011	173	273	21.55	20.55	14.98	13.98	3.47	2.57
June 30, 2012	179	179	27.63	27.63	18.97	18.97	3.47	3.47
June 30, 2013	185	185	34.01	34.01	23.10	23.10	3.47	3.47
June 30, 2014	129	129	40.71	40.71	27.99	27.99	3.97	3.97
June 30, 2015	134	134	47.75	47.75	33.07	33.07	3.97	3.97
June 30, 2016	140	140	55.13	55.13	38.35	38.35	3.97	3.97
June 30, 2017	145	145	62.89	62.89	43.85	43.85	3.97	3.97

1	Class B Shares automatically convert to Class A Shares after six years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

JULY 1, 2007   161

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Short Duration Bond Fund

	Class A				Class C [1]
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$305	2.64%	1.86%	1.86%	$132	5.00%	3.70%	3.70%
June 30, 2009	95	7.77	6.02	4.09	149	10.25	7.42	3.59
June 30, 2010	98	13.16	10.36	4.09	154	15.76	11.28	3.59
June 30, 2011	102	18.82	14.87	4.09	160	21.55	15.27	3.59
June 30, 2012	107	24.76	19.57	4.09	165	27.63	19.41	3.59
June 30, 2013	111	30.99	24.46	4.09	171	34.01	23.70	3.59
June 30, 2014	116	37.54	29.55	4.09	178	40.71	28.14	3.59
June 30, 2015	120	44.42	34.85	4.09	184	47.75	32.74	3.59
June 30, 2016	125	51.64	40.36	4.09	191	55.13	37.51	3.59
June 30, 2017	130	59.22	46.11	4.09	197	62.89	42.44	3.59

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers of Class C Shares for the first year (period ended June 30, 2008) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$132	5.00%	3.70%	3.70%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2008	$132	$432	5.00%	2.00%	3.70%	0.70%	3.70%	0.70%
June 30, 2009	149	449	10.25	7.25	7.42	4.42	3.59	0.70
June 30, 2010	154	354	15.76	13.76	11.28	9.28	3.59	1.73
June 30, 2011	160	260	21.55	20.55	15.27	14.27	3.59	2.69
June 30, 2012	165	165	27.63	27.63	19.41	19.41	3.59	3.59
June 30, 2013	171	171	34.01	34.01	23.70	23.70	3.59	3.59
June 30, 2014	115	115	40.71	40.71	28.76	28.76	4.09	4.09
June 30, 2015	120	120	47.75	47.75	34.03	34.03	4.09	4.09
June 30, 2016	124	124	55.13	55.13	39.51	39.51	4.09	4.09
June 30, 2017	130	130	62.89	62.89	45.21	45.21	4.09	4.09

1	Class B Shares automatically convert to Class A Shares after six years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

162   JPMORGAN INCOME FUNDS

JPMorgan Intermediate Bond Fund

	Class A				Class C [1]
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$458	1.06%	0.25%	0.25%	$150	5.00%	3.53%	3.53%
June 30, 2009	99	6.12	4.29	4.03	155	10.25	7.18	3.53
June 30, 2010	103	11.42	8.50	4.03	160	15.76	10.97	3.53
June 30, 2011	107	16.99	12.87	4.03	166	21.55	14.89	3.53
June 30, 2012	112	22.84	17.42	4.03	172	27.63	18.94	3.53
June 30, 2013	116	28.98	22.15	4.03	178	34.01	23.14	3.53
June 30, 2014	121	35.43	27.07	4.03	184	40.71	27.49	3.53
June 30, 2015	126	42.21	32.19	4.03	191	47.75	31.99	3.53
June 30, 2016	131	49.32	37.52	4.03	197	55.13	36.65	3.53
June 30, 2017	136	56.78	43.06	4.03	204	62.89	41.47	3.53

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers of Class C Shares for the first year (period ended June 30, 2008) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$250	4.00%	2.53%	2.53%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2008	$150	$ 650	5.00%	0.00%	3.53%	–1.47%	3.53%	–1.47%
June 30, 2009	155	555	10.25	6.25	7.18	3.18	3.53	–0.33
June 30, 2010	160	460	15.76	12.76	10.97	7.97	3.53	0.73
June 30, 2011	166	466	21.55	18.55	14.89	11.89	3.53	0.83
June 30, 2012	172	372	27.63	25.63	18.94	16.94	3.53	1.79
June 30, 2013	178	278	34.01	33.01	23.14	22.14	3.53	2.69
June 30, 2014	184	184	40.71	40.71	27.49	27.49	3.53	3.53
June 30, 2015	191	191	47.75	47.75	31.99	31.99	3.53	3.53
June 30, 2016	131	131	55.13	55.13	37.31	37.31	4.03	4.03
June 30, 2017	136	136	62.89	62.89	42.84	42.84	4.03	4.03

1	Class B Shares automatically convert to Class A Shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

JULY 1, 2007   163

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Core Bond Fund

	Class A				Class C [1]
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$450	1.06%	0.33%	0.33%	$148	5.00%	3.55%	3.55%
June 30, 2009	97	6.12	4.39	4.05	153	10.25	7.23	3.55
June 30, 2010	101	11.42	8.62	4.05	158	15.76	11.03	3.55
June 30, 2011	105	16.99	13.02	4.05	164	21.55	14.97	3.55
June 30, 2012	110	22.84	17.60	4.05	170	27.63	19.06	3.55
June 30, 2013	114	28.98	22.36	4.05	176	34.01	23.28	3.55
June 30, 2014	119	35.43	27.32	4.05	182	40.71	27.66	3.55
June 30, 2015	123	42.21	32.47	4.05	188	47.75	32.19	3.55
June 30, 2016	128	49.32	37.84	4.05	195	55.13	36.88	3.55
June 30, 2017	134	56.78	43.42	4.05	202	62.89	41.74	3.55

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers of Class C Shares for the first year (period ended June 30, 2008) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$248	4.00%	2.55%	2.55%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2008	$148	$648	5.00%	0.00%	3.55%	–1.45%	3.55%	–1.45%
June 30, 2009	153	553	10.25	6.25	7.23	3.23	3.55	–0.31
June 30, 2010	158	458	15.76	12.76	11.03	8.03	3.55	0.75
June 30, 2011	164	464	21.55	18.55	14.97	11.97	3.55	0.85
June 30, 2012	170	370	27.63	25.63	19.06	17.06	3.55	1.81
June 30, 2013	176	276	34.01	33.01	23.28	22.28	3.55	2.71
June 30, 2014	182	182	40.71	40.71	27.66	27.66	3.55	3.55
June 30, 2015	188	188	47.75	47.75	32.19	32.19	3.55	3.55
June 30, 2016	128	128	55.13	55.13	37.54	37.54	4.05	4.05
June 30, 2017	133	133	62.89	62.89	43.11	43.11	4.05	4.05

1	Class B Shares automatically convert to Class A Shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

164   JPMORGAN INCOME FUNDS

JPMorgan Core Plus Bond Fund

	Class A				Class C [1]
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$466	1.06%	0.17%	0.17%	$150	5.00%	3.53%	3.53%
June 30, 2009	99	6.12	4.20	4.03	155	10.25	7.18	3.53
June 30, 2010	103	11.42	8.40	4.03	160	15.76	10.97	3.53
June 30, 2011	107	16.99	12.77	4.03	166	21.55	14.89	3.53
June 30, 2012	112	22.84	17.32	4.03	172	27.63	18.94	3.53
June 30, 2013	116	28.98	22.04	4.03	178	34.01	23.14	3.53
June 30, 2014	121	35.43	26.96	4.03	184	40.71	27.49	3.53
June 30, 2015	126	42.21	32.08	4.03	191	47.75	31.99	3.53
June 30, 2016	131	49.32	37.40	4.03	197	55.13	36.65	3.53
June 30, 2017	136	56.78	42.94	4.03	204	62.89	41.47	3.53

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers of Class C Shares for the first year (period ended June 30, 2008) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$250	4.00%	2.53%	2.53%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2008	$150	$650	5.00%	0.00%	3.53%	–1.47%	3.53%	–1.47%
June 30, 2009	155	555	10.25	6.25	7.18	3.18	3.53	–0.33
June 30, 2010	160	460	15.76	12.76	10.97	7.97	3.53	0.73
June 30, 2011	166	466	21.55	18.55	14.89	11.89	3.53	0.83
June 30, 2012	172	372	27.63	25.63	18.94	16.94	3.53	1.79
June 30, 2013	178	278	34.01	33.01	23.14	22.14	3.53	2.69
June 30, 2014	184	184	40.71	40.71	27.49	27.49	3.53	3.53
June 30, 2015	191	191	47.75	47.75	31.99	31.99	3.53	3.53
June 30, 2016	131	131	55.13	55.13	37.31	37.31	4.03	4.03
June 30, 2017	136	136	62.89	62.89	42.84	42.84	4.03	4.03

1	Class B Shares automatically convert to Class A Shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

JULY 1, 2007   165

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Mortgage-Backed Securities Fund

	Class A
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$441	1.06%	0.42%	0.42%
June 30, 2009	102	6.12	4.43	4.00
June 30, 2010	107	11.42	8.61	4.00
June 30, 2011	111	16.99	12.96	4.00
June 30, 2012	115	22.84	17.47	4.00
June 30, 2013	120	28.98	22.17	4.00
June 30, 2014	125	35.43	27.06	4.00
June 30, 2015	130	42.21	32.14	4.00
June 30, 2016	135	49.32	37.43	4.00
June 30, 2017	140	56.78	42.93	4.00

JPMorgan High Yield Bond Fund

	Class A				Class C [1]
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$488	1.06%	–0.04%	–0.04%	$183	5.00%	3.20%	3.20%
June 30, 2009	133	6.12	3.64	3.69	190	10.25	6.49	3.19
June 30, 2010	138	11.42	7.47	3.69	196	15.76	9.89	3.19
June 30, 2011	143	16.99	11.43	3.69	202	21.55	13.39	3.19
June 30, 2012	149	22.84	15.55	3.69	209	27.63	17.01	3.19
June 30, 2013	154	28.98	19.81	3.69	215	34.01	20.74	3.19
June 30, 2014	160	35.43	24.23	3.69	222	40.71	24.60	3.19
June 30, 2015	166	42.21	28.81	3.69	229	47.75	28.57	3.19
June 30, 2016	172	49.32	33.57	3.69	236	55.13	32.67	3.19
June 30, 2017	178	56.78	38.50	3.69	244	62.89	36.90	3.19

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers of Class C Shares for the first year (period ended June 30, 2008) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$ 283	4.00%	2.20%	2.20%

166   JPMORGAN INCOME FUNDS

JPMorgan High Yield Bond Fund

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2008	$183	$683	5.00%	0.00%	3.20%	– 1.80%	3.20%	– 1.80%
June 30, 2009	190	590	10.25	6.25	6.49	2.49	3.19	– 0.69
June 30, 2010	196	496	15.76	12.76	9.89	6.89	3.19	0.37
June 30, 2011	202	502	21.55	18.55	13.39	10.39	3.19	0.46
June 30, 2012	209	409	27.63	25.63	17.01	15.01	3.19	1.43
June 30, 2013	215	315	34.01	33.01	20.74	19.74	3.19	2.34
June 30, 2014	222	222	40.71	40.71	24.60	24.60	3.19	3.19
June 30, 2015	229	229	47.75	47.75	28.57	28.57	3.19	3.19
June 30, 2016	172	172	55.13	55.13	33.32	33.32	3.69	3.69
June 30, 2017	178	178	62.89	62.89	38.23	38.23	3.69	3.69

1	Class B Shares automatically convert to Class A Shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

JULY 1, 2007   167

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HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

If you buy shares through a Financial Intermediary, please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102.
1-202-551-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for each of the Funds, except the Bond Fund, the Emerging Markets Debt Fund, the Real Return Fund, the Strategic Income Fund, the Short Term Bond Fund and the Short Term Bond Fund II, is 811-4236.

Investment Company Act File No. for the Bond Fund, the Emerging Markets Debt Fund, the Real Return Fund, the Strategic Income Fund, and the Short Term Bond Fund is 811-21295.

Investment Company Act File No. for the Short Term Bond Fund II is 811-5151.

© JPMorgan Chase & Co., 2007 All rights reserved. July 2007.	PR-INCABC-707

JPMORGAN INCOME FUNDS

JPMorgan Core Plus Bond Fund
(All Share Classes)
(a series of JPMorgan Trust II)

Supplement dated July 1, 2007
to the Prospectus dated July 1, 2007

The Board of Trustees of JPMorgan Trust II (the “Trust”) has approved changes to the strategies of the JPMorgan Core Plus Bond Fund (the “Fund”). On or around September 15, 2007 (the “Effective Date”), these changes will become effective and new prospectuses dated on the Effective Date (the “New Prospectuses”) will replace the existing prospectuses for the Fund (the “Existing Prospectuses”). Please note that the New Prospectuses reflecting the changes for the Fund are not yet effective and that the information in this supplement is not complete and may be changed at any time prior to the Effective Date. The following is a brief summary of some of the changes. Investors should refer to the New Prospectuses, once available, for a more complete discussion of the Fund’s strategies and risks after the Effective Date.

Changes to investment strategies. On the Effective Date, the following changes will become effective with respect to the Fund:

•	The Fund may invest up to 35% of its total assets in below investment grade securities (also known as junk bonds or high yield securities) or, if unrated, determined by the Fund’s adviser to be of comparable quality. Such securities may include so called “distressed debt” (e.g., securities of issuers experiencing financial or operating difficulties or operating in troubled industries that present attractive risk-reward characteristics.) Currently, the Fund may invest only up to 30% of its total assets in such securities.

•	The restrictions that the Fund may invest no more than 20% of its total assets in securities rated below the fifth rating category will be eliminated.

•	The Fund may invest up to 35% of its assets in foreign securities, including securities denominated in foreign currencies and emerging market debt securities (some of which may be high yield securities subject to the limitations rated above). Currently, the Fund may only invest up to 25% of its net assets in debt securities issued or guaranteed by foreign governments or their agencies and instrumentalities and debt securities issued by foreign corporations and supranational banks and foreign securities denominated in foreign currencies must be rated in the four highest investment grades or, if unrated, determined by the Adviser to be of comparable quality.

•	The Fund may invest in common stock and other equity securities in addition to preferred stock and convertible securities.

•	In connection with its investments in non-dollar denominated investments, the Fund may use forward foreign currency exchange contracts and other derivatives to increase income and gain to the Fund in addition to hedging non-dollar denominated investments.

•	The Fund will be permitted to invest in relative value strategies such as credit-oriented trades and other combinations of derivatives and/or securities and derivatives.

In addition, the Fund as part of this revised investment strategy may increase investments in certain securities and instruments that are permissible investments for the Fund but to date have not been regularly utilized including preferred stock, distressed debt, loan participations and assignments (including unfunded commitments), credit default swaps, mortgage dollar rolls, interest rate swaps, and futures.

Changes to the fund’s main risks. The changes in investment strategies may also result in increased or additional risks. On the Effective Date, the Fund will be permitted to invest a greater amount of its assets in high yield securities and foreign and emerging market securities. High yield securities may include foreign securities and emerging market debt securities. High yield securities are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. Investments in foreign securities involve risks in addition to those of U.S. investments including political and economic risks, currency exchange rate fluctuation and exchange control regulations, higher transactions costs, delayed

SUP-CPB-707

settlement and less stringent investor protection and disclosure standards of some foreign markets. These risks are magnified in countries that are emerging markets.

The Fund’s increased use of derivatives in connection with its relative value and investment strategies may also increase the risks to the Fund. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investments. The Fund’s use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

The Fund’s investments in common stock and other equity securities will be subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions.

Investors should refer to the Fund’s New Prospectuses for a more complete discussion of the main risks associated with the Fund’s investments strategies after the Effective Date.

Changes in investment process. On the Effective Date, the Fund’s investment process will provide as follows:

JPMorgan Investment Advisors Inc. (JPMIA) allocates the Fund’s assets among a range of sectors based on strategic positioning and other tactical considerations. The Fund’s allocations will be reviewed and rebalanced periodically, if appropriate. Individual portfolio managers will be responsible for day-to-day investment management decisions on the assets that are allocated to their respective sleeves; provided, however, excluding distressed debt, the remaining credit of the portfolio will be managed across the ratings continuum, not in separate investment grade and high yield sleeves. JPMIA will look for market sectors and individual securities that it believes will perform well over time. JPMIA selects individual securities after performing a risk/rewards analysis that includes an evaluation of interest rate risk, credit risk, currency risk, and the complex legal and technical structure of the transactions. With respect to the high yield portion of the Fund, JPMIA focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors.

Management of the fund. After the Effective Date, the portfolio management team will continue to be led by Gary J. Madich, Managing Director and CFA charterholder, who will be responsible for the overall allocation of the Fund. In addition to Mr. Madich, the four members of the portfolio management team with the most significant responsibility for day-to-day management of the Fund will be James A. Sexton, Managing Director, who also will assist in the overall allocation strategy, Mark M. Jackson, Vice President and CFA charterholder, Frederick A. Sabetta, Vice President, CPA, and CFA charterholder, and Richard Figuly, Vice President. The team will also include additional portfolio managers who will make day to day decisions concerning all alternative strategies such as emerging markets debt. Biographies for Mr. Madich, Mr. Sexton, Mr. Jackson, Mr. Sabetta, and Mr. Figuly are included in the July 1, 2007 Prospectuses.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

PROSPECTUS JULY 1, 2007

JPMorgan

Income

Funds

Select Class Shares

JPMorgan Ultra Short Duration Bond Fund
JPMorgan Treasury & Agency Fund
JPMorgan Short Duration Bond Fund
JPMorgan Short Term Bond Fund
JPMorgan Short Term Bond Fund II
JPMorgan Intermediate Bond Fund
JPMorgan Core Bond Fund
JPMorgan Core Plus Bond Fund
JPMorgan Bond Fund
JPMorgan Strategic Income Fund
JPMorgan Mortgage-Backed Securities Fund
JPMorgan Government Bond Fund
JPMorgan Real Return Fund
JPMorgan High Yield Bond Fund
JPMorgan Emerging Markets Debt Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Ultra Short Duration Bond Fund	1
JPMorgan Treasury & Agency Fund	7
JPMorgan Short Duration Bond Fund	12
JPMorgan Short Term Bond Fund	18
JPMorgan Short Term Bond Fund II	2 4
JPMorgan Intermediate Bond Fund	3 0
JPMorgan Core Bond Fund	3 6
JPMorgan Core Plus Bond Fund	4 2
JPMorgan Bond Fund	4 8
JPMorgan Strategic Income Fund	5 4
JPMorgan Mortgage-Backed Securities Fund	6 1
JPMorgan Government Bond Fund	6 7
JPMorgan Real Return Fund	7 2
JPMorgan High Yield Bond Fund	79
JPMorgan Emerging Markets Debt Fund	8 5
The Funds’ Management and Administration	9 1
How to Do Business with the Funds	9 6
Purchasing Fund Shares	9 6
Networking and Sub-Transfer Agency Fees	99
Exchanging Fund Shares	10 0
Redeeming Fund Shares	10 0
Shareholder Information	10 3
Distributions and Taxes	10 3
Shareholder Statements and Reports	10 4
Availability of Proxy Voting Record	10 4
Portfolio Holdings Disclosure	10 4
Investment Practices	10 5
Risk and Reward Elements for the Funds	11 3
JPMIM—Related Performance of Separately Managed Accounts	1 18
Financial Highlights	12 0
Legal Proceedings and Additional Fee and Expense Information	1 28
How to Reach Us	Inside back cover

JPMorgan Ultra Short Duration Bond Fund

What is the goal of the Fund?

The Fund seeks a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade securities.

What are t he Fund’s m ain i nvestment s trateg ies?

The Fund mainly invests in all types of investment grade debt securities or unrated debt securities which JPMorgan Investment Advisors Inc. (JPMIA or the adviser) determines to be of comparable quality, including mortgage-backed securities, asset-backed securities, adjustable rate mortgages, other structured investments, including collateralized mortgaged obligations, and money market instruments. Under normal circumstances, the Fund will invest at least 80% of its assets in bonds. For purposes of this policy, assets mean net assets plus the amount of borrowings for investment purposes.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

The Fund will maintain a maximum interest rate sensitivity approximately equal to that of a two-year U.S. Treasury security, although the Fund’s actual interest rate sensitivity is expected to be approximately equal to that of a one-year U.S. Treasury security.

The Fund invests in fixed and floating rate debt securities representing an interest in or secured by residential mortgage loans. These securities often are issued or guaranteed by the U.S. government, its agencies or instrumentalities such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corp oration (Freddie Mac). However, the Fund also may purchase mortgage-backed securities and asset-backed securities that are issued by non-governmental entities. Such securities may or may not have private insurer guarantees of timely payments.

The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments , for risk management and/or to increase income or gain to the Fund.

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

JULY 1, 2007   1

JPMorgan Ultra Short Duration Bond Fund (continued)

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. JPMIA looks for individual securities that it believes will perform well over time. JPMIA selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities are considered to have speculative characteristics , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae, or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

2   JPMORGAN INCOME FUNDS

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Temporary Defensive Positions and Redemption Risk s . To respond to unusual circumstances and for cash man agement purposes, the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meetings its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 105–117.

JULY 1, 2007   3

JPMorgan Ultra Short Duration Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Short 9–12 Month U.S. Treasury Index, a broad-based securities market index, and the Lipper Ultra Short Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2000	2.30%	Worst Quarter	2nd quarter, 2004	–0.18%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 1.43%.

4   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2006

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS
Return Before Taxes	4.80	3.28	4.64
Return After Taxes on Distributions	3.06	2.01	2.81
Return After Taxes on Distributions and Sale of Fund Shares	3.09	2.05	2.83

LEHMAN BROTHERS SHORT 9–12 MONTH U.S. TREASURY INDEX1ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.39	2.44	4.19

LIPPER ULTRA SHORT FUNDS INDEX2ˆ
(Reflects No Deduction for Taxes)	4.62	2.58	4.10

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Lehman Brothers Short 9–12 Month U.S. Treasury Index is an unmanaged index, which includes aged U.S. Treasury notes and bonds with a remaining maturity from nine up to, but not including, twelve months. It excludes zero-coupon strips. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses .

2	The performance of the Lipper Ultra Short Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2007   5

JPMorgan Ultra Short Duration Bond Fund (continued)

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fee and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.25
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.16
Acquired Fund Fees and Expenses[2]	0. 02
Total Annual Operating Expenses [3,4]	0.68
Fee Waivers and Expense Reimbursements [4]	(0.21)
Net Expenses [4]	0.47

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/28/07. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.45% of its average daily net assets through 6/30/08. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.66% of the average daily net assets for Select Class Shares.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
48	196	358	827

6   JPMORGAN INCOME FUNDS

JPMorgan Treasury & Agency Fund

What is the goal of the Fund?

The Fund seeks a high level of current income by investing in U.S. Treasury and other U.S. agency obligations with a primary, but not exclusive, focus on issues that produce income exempt from state income taxes.

What are t he Fund’s m ain i nvestment s trateg ies?

The Fund invests in U.S. Treasury and other U.S. agency obligations including U.S. Treasury bills, notes, agency debentures, repurchase agreements and other obligations issued or guaranteed by U.S. government agencies and instrumentalities.

Under normal circumstances, the Fund will invest at least 80% of its assets in Treasury and Agency Obligations. For purposes of this policy, assets mean net assets plus the amount of borrowings for investment purposes. A Treasury and Agency Obligation includes U.S. Treasury bills, notes and other obligations issued or guaranteed by U.S. government agencies and instrumentalities, including Separately Traded Registered Interest and Principal Securities known as STRIPS and Coupons Under Book Entry Safekeeping known as CUBES.

The Fund’s investments in U.S. Treasury and U.S. agency obligations include fixed income securities and mortgage-backed related securities.

The Fund also invests in other government-only investment companies, including JPMorgan money market funds. The Fund indirectly pays a portion of the expenses incurred by the underlying funds. The Fund also may invest in government mortgage-backed securities and government adjustable rate mortgage loans known as ARMs, as well as engage in securities lending.

Normally the Fund’s average weighted maturity will range between two and five years. See page 10 5 for a discussion of average weighted maturity.

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. JPMIA looks for individual securities that it believes will perform well over time. The Fund spreads its holdings across various security types and concentrates on issues with short or intermediate remaining maturities. JPMIA selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase

JULY 1, 2007   7

JPMorgan Treasury & Agency Fund (continued)

or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

Temporary Defensive Positions and Redemption Risk s . To respond to unusual circumstances and for cash management purposes , the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

R isk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 105–117.

8   JPMORGAN INCOME FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers 1–5 Year Treasury Index, a broad-based securities market index, and the Lipper Short U.S. Government Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2002	4.78%	Worst Quarter	2nd quarter, 2004	–1.46%

*	The Fund commenced operations on 1/20/97 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The performance data for the Fund includes the performance of the common trust fund for periods prior to the Fund’s commencement of operations as adjusted to reflect the expenses associated with each class of the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 1.25%.

JULY 1, 2007   9

JPMorgan Treasury & Agency Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2006*

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS
Return Before Taxes	3.96	3.68	5.11
Return After Taxes on Distributions	2.19	2.04	3.08
Return After Taxes on Distributions and Sale of Fund Shares	2.55	2.20	3.13

LEHMAN BROTHERS 1–5 YEAR TREASURY INDEX1ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	3.75	3.20	4.98

LIPPER SHORT U.S. GOVERNMENT FUNDS INDEX2ˆ
(Reflects No Deduction for Taxes)	4.03	2.67	4.35

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The Fund commenced operations on 1/20/97 subsequent to the transfer of assets from a common trust fund (inception 4/30/88) with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The performance data for the Fund includes the performance of the common trust fund for periods prior to the Fund’s commencement of operations as adjusted to reflect the expenses associated with each class of the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

1	The Lehman Brothers 1–5 Year Treasury Index is an unmanaged index comprised of U.S. Treasury issued securities with maturities of one to five years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses .

2	The performance of the Lipper Short U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

10   JPMORGAN INCOME FUNDS

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.30
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.23
Total Annual Operating Expenses	0.78
Fee Waivers and Expense Reimbursements[2]	(0.33)
Net Expenses[2]	0.45

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/ or reimburse expenses to the extent that total annual operating expenses of the Select Class Shares (excluding A cquired F und F ees and E xpenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan ) exceed 0.45% of i t s average daily net assets through 6/30/08. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
46	216	401	935

JULY 1, 2007   11

JPMorgan Short Duration Bond Fund

What is the goal of the Fund?

The Fund seeks current income consistent with preservation of capital through investment in high- and medium-grade fixed income securities.

What are t he Fund’s m ain i nvestment s trateg ies?

The Fund mainly invests in investment grade debt securities or unrated debt securities which the adviser, JPMIA, determines to be of comparable quality, with short to intermediate remaining maturities. These include U.S. government obligations, such as Ginnie Mae, Fannie Mae or Freddie Mac securities and mortgage-backed securities, asset-backed securities, corporate debt obligations, and other structured investments including collateralized mortgage obligations.

Under normal circumstances, the Fund invests at least 80% of its assets in bonds. For purposes of this policy, assets mean net assets plus the amount of borrowings for investment purposes.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

Up to 20% of the Fund’s assets may be invested in preferred stock.

The Fund also may purchase taxable or tax-exempt municipal securities. The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category. The Fund’s effective average weighted maturity ordinarily will be three years or less taking into account expected amortization and prepayment of principal on certain investments. See page 105 for a discussion of average weighted maturity.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments , for risk management and/or to increase income or gain to the Fund.

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. JPMIA looks for market sectors and individual securities that it believes will perform well over time. JPMIA selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

12   JPMORGAN INCOME FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities are considered to have speculative characteristics , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have it s own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

JULY 1, 2007   13

JPMorgan Short Duration Bond Fund (continued)

Temporary Defensive Positions and Redemption Risk s . To respond to unusual circumstances and for cash management purposes, the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meetings its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 105–117.

14   JPMORGAN INCOME FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers 1–3 Year Government/Credit Bond Index, a broad-based securities market index, and the Lipper Short U.S. Government Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	3rd quarter, 2001	3.24%	Worst Quarter	2nd quarter, 2004	–0.90%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 1.39%.

JULY 1, 2007   15

JPMorgan Short Duration Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2006

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS
Return Before Taxes	4.31	3.17	4.75
Return After Taxes on Distributions	2. 92	1.89	2.92
Return After Taxes on Distributions and Sale of Fund Shares	2.78	1.94	2.92

LEHMAN BROTHERS 1–3 YEAR GOVERNMENT/CREDIT BOND INDEX1ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.25	3.27	4.97

LIPPER SHORT U.S. GOVERNMENT FUNDS INDEX2ˆ
(Reflects No Deduction for Taxes)	4.03	2.67	4.35

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Lehman Brothers 1–3 Year Government/Credit Bond Index is an unmanaged index of investment grade government and corporate bonds with maturities of one to three years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses .

2	The performance of the Lipper Short U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

16   JPMORGAN INCOME FUNDS

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0. 25
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.16
Total Annual Operating Expenses	0.66
Fee Waivers and Expense Reimbursements[2]	(0.11)
Net Expenses[2]	0.55

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/ or reimburse expenses to the extent that total annual operating expenses of the Select Class Shares (excluding A cquired F und F ees and E xpenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan ) exceed 0.55% of i t s average daily net assets through 6/30/08. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
56	200	357	812

JULY 1, 2007   17

JPMorgan Short Term Bond Fund

What is the goal of the Fund?

The Fund seeks to provide high total return, consistent with low volatility of principal.

What are t he Fund’s m ain i nvestment s trateg ies?

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. “Assets” means net assets, plus the amount of borrowings for investment purposes. These investments can include asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds, private placements and money market instruments that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund’s duration will range between zero and three years, similar to that of the Merrill Lynch 1–3 Year Treasury Index. The dollar weighted average maturity of the Fund’s portfolio will not exceed three years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments , for risk management and/or to increase income or gain to the Fund.

Up to 25% of the Fund’s total assets may be invested in foreign debt securities, including debt securities denominated in foreign currencies. The Fund typically hedges 70% of its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

At least 90% of Assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody’s Investors Service, Inc. (Moody’s), Standard & Poor’s Corporation (S&P), Fitch Ratings (Fitch) or the equivalent by another national rating organization, including at least 75% “A” or better. Up to 10% of Assets may be invested in securities rated below investment grade (junk bonds). It may also invest in unrated securities deemed by J.P. Morgan Investment Management Inc. (JPMIM or the adviser) to be of comparable quality.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into “dollar-rolls,” in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund may engage in short sales.

The Fund’s Board of Trustees may change any of these investment policies (including the Fund’s investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured, or guaranteed by, the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

18   JPMORGAN INCOME FUNDS

Investment Process

JPMIM selects investments for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles and spreads the Fund’s holdings across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. In addition to high yield securities, the Fund may invest in securities in the lowest investment grade category. Such securities also are considered to have speculative characteristics, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

Foreign Securities Risk.  Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency exchange rate fluctuations and exchange control regulations, higher transactions costs, delayed settlement and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.

Emerging Markets Risk. The risks associated with foreign securities are magnified in countries that are “emerging markets.” These countries may have relatively unstable governments and less established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments.

Currency Risk.  Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government.

JULY 1, 2007   19

JPMorgan Short Term Bond Fund (continued)

Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Short Selling Risk.  The Fund may enter into short sales of certain securities and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. In addition, the Fund may enter into short sales of instruments such as mortgage TBAs which do not involve borrowing a security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

High Yield Securities Risk.   The Fund may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have it s own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

High Portfolio Turnover.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains.

Temporary Defensive Positions Risk. To respond to unusual circumstances and for cash management purposes , the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective.

Redemption Risk. The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other countries.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 105–117.

20   JPMORGAN INCOME FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Merrill Lynch 1–3 Year Treasury Index, a broad-based securities market index and the Lipper Short Investment Grade Bond Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 200 1	3. 35%	Worst Quarter	2nd quarter, 2004	–1.14%

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period before Select Class Shares were launched on 9/10/01 is based on the performance of a former feeder (that was merged out of existence and whose investment program was identical to and whose expenses were substantially similar to those of the Select Class Shares) .

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 1.46%.

JULY 1, 2007   21

JPMorgan Short Term Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2006*

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS
Return Before Taxes	4.89	2.89	4.43
Return After Taxes on Distributions	3.08	1.60	2.61
Return After Taxes on Distributions and Sale of Fund Shares	3.15	1.72	2.66

MERRILL LYNCH 1–3 YEAR TREASURY INDEX1ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	3.96	2.82	4.69

LIPPER SHORT INVESTMENT GRADE BOND FUNDS INDEX2ˆ
(Reflects No Deduction for Taxes)	4.39	2.94	4.47

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period before Select Class Shares were launched on 9/10/01 is based on the performance of a former feeder (that was merged out of existence and whose investment program was identical to and whose expenses were substantially similar to those of the Select Class Shares) .

1	The Merrill Lynch 1–3 Year Treasury Index is a subset of the Merrill Lynch Treasury Master Index. The maturity range on these securities is from one to three years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses .

2	The performance of the Lipper Short Investment Grade Bond Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

22   JPMORGAN INCOME FUNDS

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.25
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.14
Acquired Fund Fees and Expenses[2]	0.01
Total Annual Operating Expenses [3,4]	0.65
Fee Waivers and Expense Reimbursements [4]	(0.04)
Net Expenses [4]	0.61

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/28/07. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.60% of its average daily net assets through 6/30/08. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.64% of the average daily net assets for Select Class Shares.

Example

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
62	204	358	807

JULY 1, 2007   23

JPMorgan Short Term Bond Fund II

What is the goal of the Fund?

The Fund seeks a high level of income, consistent with preservation of capital.

What are t he Fund’s m ain i nvestment s trateg ies?

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments. “Assets” means net assets, plus the amount of borrowings for investment purposes. These investments can include asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds, private placements and money market instruments, that JPMIM believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund’s duration will range between one and three years. The dollar weighted average maturity of the Fund’s portfolio will not exceed three years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

Substantially all of the Fund’s investments will be rated investment grade, by Moody’s, S&P, Fitch or the equivalent by another national rating organization, or unrated but deemed by the adviser, JPMIM, to be of comparable quality.

The Fund may make substantial investments in foreign debt securities, including securities of issuers in emerging markets, as long as they meet the Fund’s credit quality standards.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into “dollar-rolls,” in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (but not the Fund’s investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured, or guaranteed by, the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIM selects investments for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles and spreads the Fund’s holdings across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

24   JPMORGAN INCOME FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. Although substantially all of the Fund’s investments will be rated investment grade, the Fund may invest in securities that are in the lowest investment grade category and may, from time to time, hold non-investment grade securities, also known as high yield securities or junk bonds. Such securities are considered to have speculative characteristics, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

Foreign Securities Risk.  Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency exchange rate fluctuations and exchange control regulations, higher transactions costs, delayed settlement and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.

Emerging Markets Risk.  The risks associated with foreign securities are magnified in countries that are “emerging markets.” These countries may have relatively unstable governments and less established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in

JULY 1, 2007   25

JPMorgan Short Term Bond Fund II (continued)

securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have it s own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

High Portfolio Turnover.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains.

Temporary Defensive Positions Risk.  To respond to unusual circumstances and for cash management purposes , the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective.

Redemption Risk.  The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other countries.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 105–117.

26   JPMORGAN INCOME FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Lehman Brothers 1–3 Year U.S. Government Bond Index, a broad-based securities market index and the Lipper Short Investment Grade Bond Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	3rd quarter, 2001	3.07%	Worst Quarter	2nd quarter, 2004	–1.20%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 1.41%.

JULY 1, 2007   27

JPMorgan Short Term Bond Fund II (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2006

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS
Return Before Taxes	4.36	2.78	4.33
Return After Taxes on Distributions	2.52	1.55	2.58
Return After Taxes on Distributions and Sale of Fund Shares	2.81	1.65	2.62

LEHMAN BROTHERS 1–3 YEAR U.S. GOVERNMENT BOND INDEX1ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.12	2.97	4.79

LIPPER SHORT INVESTMENT GRADE BOND FUNDS INDEX2ˆ
(Reflects No Deduction for Taxes)	4.39	2.94	4.47

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Lehman Brothers 1–3 Year U.S. Government Bond Index is an unmanaged index composed of all bonds covered by the Government Bond Index with maturities of one to three years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses .

2	The performance of the Lipper Short Investment Grade Bond Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

28   JPMORGAN INCOME FUNDS

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.25
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.22
Acquired Fund Fees and Expenses[2]	0.01
Total Annual Operating Expenses [3,4]	0.73
Fee Waivers and Expense Reimbursements [4]	(0.22)
Net Expenses [4]	0.51

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/28/07. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.50% of its average daily net assets through 6/30/08. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.72% of the average daily net assets for Select Class Shares.

Example

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the Fund’s actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST* ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
52	211	384	886

*	Assumes sales charge is deducted when shares are purchased.

JULY 1, 2007   29

JPMorgan Intermediate Bond Fund

What is the goal of the Fund?

The Fund seeks current income consistent with the preservation of capital by investing in high- and medium-grade fixed income securities with intermediate maturities.

What are t he Fund’s m ain i nvestment s trateg ies?

The Fund mainly invests in investment grade debt securities of all types or unrated debt securities which the adviser, JPMIA, determines to be of comparable quality, including bonds, notes and U.S. government obligations with intermediate maturities. These include mortgage-backed , asset-backed securities and collateralized mortgage obligations .

As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds and at least 50% of total assets will consist of obligations issued by the U.S. government or its agencies and instrumentalities, some of which may be subject to repurchase agreements. For purposes of this policy, the Fund’s net assets include borrowing by the Fund for investment purposes. U.S. government obligations include U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

Up to 20% of the Fund’s assets may be invested in preferred stock.

The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category. The Fund’s average weighted maturity will ordinarily range between three and ten years, taking into account expected prepayment of principal on certain investments. The Fund may shorten that average weighted maturity to as little as one year for temporary defensive purposes. See page 105 for a discussion of average weighted maturity.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments , for risk management and/or to increase income or gain to the Fund.

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities by analyzing both individual securities and different market sectors. JPMIA looks for market sectors and individual securities that it believes will perform well over time. JPMIA selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

30   JPMORGAN INCOME FUNDS

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities are considered to have speculative characteristics , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

JULY 1, 2007   31

JPMorgan Intermediate Bond Fund (continued)

Temporary Defensive Positions and Redemption Risk s . To respond to unusual circumstances and for cash management purposes , the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 105–117.

32   JPMORGAN INCOME FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Intermediate Government/Credit Bond Index, a broad-based securities market index, and the Lipper Short-Intermediate U.S. Government Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2001	4.58%	Worst Quarter	2nd quarter, 2004	–1. 8 8%

*	The Fund consolidated with the Pegasus Intermediate Bond Fund on 3/22/99. For financial reporting purposes, the Pegasus Intermediate Bond Fund was considered the accounting survivor. Therefore, all performance information for the Fund for periods prior to 3/22/99 reflects the performance of the Pegasus Intermediate Bond Fund and its predecessor.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 1.69%.

JULY 1, 2007   33

JPMorgan Intermediate Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2006*

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS
Return Before Taxes	4.18	4.57	5.80
Return After Taxes on Distributions	2.42	2.66	3.57
Return After Taxes on Distributions and Sale of Fund Shares	2.68	2.77	3.58

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX1ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.08	4.53	5.80

LIPPER SHORT-INTERMEDIATE U.S. GOVERNMENT FUNDS INDEX2ˆ
(Reflects No Deduction for Taxes)	3.97	3.46	4.82

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The Fund consolidated with the Pegasus Intermediate Bond Fund on 3/22/99. The performance information for periods prior to 3/22/99 reflects the performance of the predecessor to the Pegasus Intermediate Bond Fund, and the Pegasus Intermediate Bond Fund.

1	The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index comprised of U.S. government agency and Treasury securities and investment grade corporate bonds. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses .

2	The performance of the Lipper Short-Intermediate U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

34   JPMORGAN INCOME FUNDS

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.30
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.16
Acquired Fund Fees and Expenses[2]	0.01
Total Annual Operating Expenses [3,4]	0.72
Fee Waivers and Expense Reimbursements [4]	(0.13)
Net Expenses [4]	0.59

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/28/07. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.58% of its average daily net assets through 6/30/08. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.71% of the average daily net assets for Select Class Shares.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
60	217	388	882

JULY 1, 2007   35

JPMorgan Core Bond Fund

What is the goal of the Fund?

The Fund seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

What are t he Fund’s m ain i nvestment s trateg ies?

The Fund invests mainly in investment grade bonds and debt securities or unrated bonds and debt securities which the adviser, JPMIA, determines to be of comparable quality, as well as preferred stock and loan participations. Such securities include U.S. government securities such as U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities.

As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. Generally, such bonds will have intermediate to long maturities.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category. The Fund’s average weighted maturity will ordinarily range between four and 12 years, although the Fund may shorten its average weighted maturity if deemed appropriate for temporary defensive purposes. See page 105 for a discussion on average weighted maturity.

The Fund also may purchase taxable or tax-exempt municipal securities.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments , for risk management and/or to increase income or gain to the Fund.

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA analyzes four major factors in managing and constructing the Fund: duration, market sectors, maturity concentrations and individual securities. JPMIA looks for market sectors and individual securities that it believes will perform well over time. JPMIA is value oriented and selects individual securities after performing a risk/reward analyst that includes an evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

36   JPMORGAN INCOME FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities are considered to have speculative characteristics , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Temporary Defensive Positions and Redemption Risk s . To respond to unusual circumstances and for cash management purposes , the Fund may invest up to 100% of its assets in cash and cash equivalents. These

JULY 1, 2007   37

JPMorgan Core Bond Fund (continued)

investments may prevent the Fund from meeting its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 105–117.

38   JPMORGAN INCOME FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Aggregate Bond Index, a broad-based securities market index, and the Lipper Intermediate U.S. Government Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2001	5.13%	Worst Quarter	2nd quarter, 2004	–2.22%

*	The Fund consolidated with the Pegasus Bond Fund on 3/22/99. The performance information for periods prior to 3/22/99 reflects the performance of the predecessor to the Pegasus Bond Fund and the Pegasus Bond Fund.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 1.71%.

JULY 1, 2007   39

JPMorgan Core Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2006*

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS
Return Before Taxes	4.00	4. 94	6.26
Return After Taxes on Distributions	2.38	3.03	3.97
Return After Taxes on Distributions and Sale of Fund Shares	2.57	3.08	3.94

LEHMAN BROTHERS AGGREGATE BOND INDEX1ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.33	5.06	6.24

LIPPER INTERMEDIATE U.S. GOVERNMENT FUNDS INDEX2ˆ
(Reflects No Deduction for Taxes)	3.71	4.08	5.39

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The Fund consolidated with the Pegasus Bond Fund on 3/22/99. The performance information for periods prior to 3/22/99 reflects the performance of the predecessor to the Pegasus Bond Fund, and the Pegasus Bond Fund.

1	The Lehman Brothers Aggregate Bond Index is an unmanaged index and represents a mix of maturities. It is a replica (or model) of the U.S. government bond, mortgage-backed securities and corporate bond markets. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses .

2	The performance of the Lipper Intermediate U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

40   JPMORGAN INCOME FUNDS

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.30
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.14
Acquired Fund Fees and Expenses[2]	0.01
Total Annual Operating Expenses [3,4]	0.70
Fee Waivers and Expense Reimbursements [4]	(0.09)
Net Expenses [4]	0.61

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/28/07. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.60% of its average daily net assets through 6/30/08. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.69% of the average daily net assets for Select Class Shares.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
62	215	381	862

JULY 1, 2007   41

JPMorgan Core Plus Bond Fund

What is the goal of the Fund?

The Fund seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.

What are t he Fund’s m ain i nvestment s trateg ies?

The Fund mainly invests in investment grade debt securities or unrated debt securities that are determined to be of comparable quality by the adviser, JPMIA. In addition, the Fund also may invest in bonds, convertible securities, preferred stock, loan participations and other debt securities rated below investment grade (i.e., high yield or junk bonds).

As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations. A “junk bond” is a debt security that is rated below investment grade. Junk bonds also include unrated securities that JPMIA believes to be of comparable quality of debt securities that are rated below investment grade. Junk bonds are also called “high yield bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB or lower by S&P and Ba or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk.

The Fund invests at least 70% of its total assets in all types of debt securities rated as investment grade at the time of investment or, if unrated, determined to be of comparable quality by JPMIA. Such securities include government securities such as U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities.

Up to 30% of the Fund’s total assets may be invested in bonds, convertible securities, preferred stock, loan participations and other debt securities rated below investment grade or, if unrated, determined by JPMIA to be of comparable quality.

The Fund will not invest more than 20% of its total assets in securities rated below the fifth rating category.

Up to 25% of the Fund’s net assets may be invested in debt securities issued or guaranteed by foreign governments or their agencies and instrumentalities and debt securities issued by foreign corporations and supranational banks. The Fund generally hedges its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts. In addition to hedging non-dollar investments, the Fund may also use such derivatives as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The Fund also may purchase taxable or tax-exempt municipal securities. The Fund’s average weighted maturity will ordinarily range between five and 20 years, although the Fund may shorten its weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes. The Fund invests in securities with long to short maturities. See page 105 for a discussion of average weighted maturity.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments , for risk management and/or to increase income or gain to the Fund.

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

42   JPMORGAN INCOME FUNDS

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. JPMIA looks for market sectors and individual securities that it believes will perform well over time. JPMIA selects individual securities after performing a risk/rewards analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transactions. With respect to the high yield portion of the Fund, JPMIA focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. In addition to high yield securities, t he Fund invests in securities that are rated in the lowest investment grade category. Such securities also are considered to have speculative characteristics , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Foreign Securities Risk.  Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transactions costs, delayed settlement and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and

JULY 1, 2007   43

JPMorgan Core Plus Bond Fund (continued)

yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

High Yield Securities Risk.  One of the Fund’s main investment strategies is to invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended as a long-term investment program for investors who are able and willing to assume a high degree of risk.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Temporary Defensive Positions Risk.  To respond to unusual circumstances and for cash management purpose , the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective.

Redemption Risk.  The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other countries.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 105–117.

44   JPMORGAN INCOME FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Aggregate Bond Index, a broad-based securities market index, and the Lipper Intermediate Investment Grade Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2002	3.78%	Worst Quarter	2nd quarter, 2004	–2.06%

*	The Fund consolidated with the Pegasus Multi-Sector Bond Fund on 3/22/99. For financial reporting purposes, the Pegasus Multi-Sector Bond Fund was considered the accounting survivor. Therefore, all performance information for the Fund for periods prior to 3/22/99 reflects the performance of the Pegasus Multi-Sector Bond Fund and its predecessors.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 1.63%.

JULY 1, 2007   45

JPMorgan Core Plus Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2006*

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS
Return Before Taxes	4.37	5.11	5.83
Return After Taxes on Distributions	2.59	3.18	3.55
Return After Taxes on Distributions and Sale of Fund Shares	2.81	3.22	3.57

LEHMAN BROTHERS AGGREGATE BOND INDEX1ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.33	5.06	6.2 4

LIPPER INTERMEDIATE INVESTMENT GRADE INDEX2ˆ
(Reflects No Deduction for Taxes)	4.48	4.93	5. 87

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The Fund consolidated with the Pegasus Multi-Sector Bond Fund on 3/22/99. For financial reporting purposes, the Pegasus Multi-Sector Bond Fund was considered the accounting survivor. Therefore, all performance information for the Fund for periods prior to 3/22/99 reflects the performance of the Pegasus Multi-Sector Bond Fund and its predecessors.

1	The Lehman Brothers Aggregate Bond Index is an unmanaged index and represents a mix of maturities. It is a replica (or model) of the U.S. government bond, mortgage-backed securities and corporate bond markets. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses .

2	The performance of the Lipper Intermediate Investment Grade Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

46   JPMORGAN INCOME FUNDS

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.30
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.16
Acquired Fund Fees and Expenses[2]	0.01
Total Annual Operating Expenses [3,4]	0.72
Fee Waivers and Expense Reimbursements [4]	(0.0 4)
Net Expenses [4]	0.68

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/28/07. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.67% of its average daily net assets through 6/30/08. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.71% of the average daily net assets for Select Class Shares.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
6 9	226	397	891

JULY 1, 2007   47

JPMorgan Bond Fund

What is the goal of the Fund?

The Fund seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

What are t he Fund’s m ain i nvestment s trateg ies?

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments, including but not limited to, asset-backed and mortgage-backed securities, U.S. government and agency securities, corporate bonds and private placements that it believes have the potential to provide a high total return over time. “Assets” means net assets, plus the amount of borrowings for investment purposes. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund’s duration within one year of that of the Lehman Brothers Aggregate Bond Index.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments , for risk management and/or to increase income or gain to the Fund.

Up to 25% of the Fund’s total assets may be invested in foreign securities, including debt securities denominated in foreign currencies. The Fund typically will hedge 70% of its non-dollar investments back to the U.S. dollar, through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

At least 75% of Assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody’s, S&P, Fitch or the equivalent by another national rating organization, including at least 65% of Assets rated A or better. Up to 25% of Assets may be invested in securities rated below investment grade (junk bonds). It may also invest in securities that are unrated but are deemed by the adviser, JPMIM, to be of comparable quality.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into “dollar-rolls,” in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund may engage in short sales.

The Fund’s Board of Trustees may change any of these investment policies (including the Fund’s investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIM selects investments for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles and spreads the Fund’s holdings

48   JPMORGAN INCOME FUNDS

across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

Foreign Securities Risk.  Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transactions costs, delayed settlement and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.

Emerging Markets Risk.  The risks associated with foreign securities are magnified in countries that are “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments.

Currency Risk.  Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

High Yield Securities Risk.  One of the Fund’s main investment strategies is to invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended as a long-term investment program for investors who are able and willing to assume a high degree of risk.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued

JULY 1, 2007   49

JPMorgan Bond Fund (continued)

or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Short Selling Risk.  The Fund may enter into short sales of certain securities and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. In addition, the Fund may enter into short sales of instruments such as mortgage TBAs which do not involve borrowing a security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have it s own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

High Portfolio Turnover.  The Fund may engage in active and frequent trading leading to increase portfolio turnover, higher transaction costs, and the possibility of increased capital gains.

Temporary Defensive Positions Risk.  To respond to unusual circumstances and for cash management purposes , the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective.

Redemption Risk.  The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other countries.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 105–117.

50   JPMORGAN INCOME FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Brothers Aggregate Bond Index, a broad-based securities market index and the Lipper Intermediate Investment Grade Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 2000	4 . 4 2%	Worst Quarter	2nd quarter, 2004	–2. 80%

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period before Select Class Shares were launched on 9/10/01 is based on the performance of a former feeder (that was merged out of existence and whose investment program was identical to and whose expenses were substantially similar to those of the Select Class Shares) .

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 1.60% .

JULY 1, 2007   51

JPMorgan Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2006*

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS
Return Before Taxes	4.53	4.98	5.81
Return After Taxes on Distributions	2.81	2. 92	3.49
Return After Taxes on Distributions and Sale of Fund Shares	2.92	3.09	3.56

LEHMAN BROTHERS AGGREGATE BOND INDEX1ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.33	5.06	6.24

LIPPER INTERMEDIATE INVESTMENT GRADE INDEX2ˆ
(Reflects No Deduction for Taxes)	4.48	4.93	5.87

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period before Select Class Shares were launched on 9/10/01 is based on the performance of a former feeder (that was merged out of existence and whose investment program was identical to and whose expenses were substantially similar to those of the Select Class Shares) .

1	The Lehman Brothers Aggregate Bond Index is an unmanaged index and represents a mix of maturities. It is a replica (or model) of the U.S. government bond, mortgage-backed securities and corporate bond markets. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses .

2	The performance of the Lipper Intermediate Investment Grade Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

52   JPMORGAN INCOME FUNDS

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.30
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.15
Acquired Fund Fees and Expenses[2]	0.01
Total Annual Operating Expenses 3,4	0.71
Fee Waivers and Expense Reimbursements [4]	(0.01)
Net Expenses [4]	0.70

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/28/07. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.69% of its average daily net assets through 6/30/08. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.70% of the average daily net assets for Select Class Shares.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
72	226	394	882

JULY 1, 2007   53

JPMorgan Strategic Income Fund

What is the goal of the Fund?

The Fund seeks to provide high total return primarily from a portfolio of fixed income investments of foreign and domestic issuers and counterparties.

What are t he Fund’s m ain i nvestment s trateg ies?

The Fund mainly invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions and supranational organizations that the Fund believes have the potential to provide a high total return over time. The Fund may also invest in convertible securities, preferred securities, and equity securities that the adviser, JPMIM, believes will produce income or generate return.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and/or to increase income or gain to the Fund.

Under normal conditions, at least 25% of the Fund’s total assets must be invested in securities that, at the time of purchase, are rated investment grade or better by Moody’s, S&P, Fitch or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality; provided, however, the Fund may invest in securities that are rated below investment grade or the unrated equivalent if such investments are deemed advantageous by the adviser given current market conditions.

The balance of the Fund’s assets are not required to meet any minimum quality rating and may be invested without limit in securities that are rated below investment grade (or the unrated equivalent). Securities rated below investment grade are sometimes called junk bonds.

The adviser uses the following six strategies/sectors allocations in managing the Fund.

•	Rates/duration management — includes traditional fixed income securities as well as derivatives to actively manage duration, yields and the effect changes in interest rates may have.

•	Corporate credit securities — includes the full spectrum of investment and non-investment grade securities. Ordinarily, the Fund will invest no more than 75% of its total assets in corporate credit securities.

•	Relative value strategies — includes fixed income relative value strategies such as credit-oriented trades, mortgage dollar rolls, derivatives, long/short strategies, and other combinations of fixed income securities and derivatives.

•	Foreign securities and emerging market debt securities — includes the full range of securities of issuers from developed and emerging markets. Ordinarily, the Fund will invest no more than 50% of its total assets in foreign securities and emerging market debt securities.

•	Non-traditional income — includes convertible securities, preferred securities, and equity stocks that the adviser believes will produce income or generate return. Ordinarily, the Fund will invest no more than 35% of its total assets in such securities.

•	Cash/Short Duration — includes cash, money market instruments, and other short-term securities of high quality.

The adviser uses both security selection and derivatives to adjust allocations to each of the above strategies/sectors. For each strategy/sector, dedicated teams handle securities selection.

The Fund’s investments will not necessarily be allocated among all six strategies/sectors at any given time. Rather, the Fund uses a flexible asset allocation approach that permits the adviser to invest in a single strategy/sector or only a few strategies/sectors, consistent with the limitations identified above.

The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may also use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into “dollar-rolls,” in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may engage in short sales.

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in cash and

54   JPMORGAN INCOME FUNDS

cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (including the Fund’s investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIM allocates the Fund’s assets among six investment strategies using a value-oriented and opportunistic approach that considers the expected risk/return balance of each of the strategies. The lead portfolio managers will establish and monitor the strategy allocation for the Fund and make day-to-day decisions concerning strategies used by the Fund. Teams of portfolio managers and research analysts handle individual securities selection within each strategy. Taking a long-term approach, such teams look for individual investments that they believe will perform well over market cycles. Individual securities are selected after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. In addition to high yield securities, the Fund may invest in securities in the lowest investment grade category. Such securities also are considered to have speculative characteristics, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

High Yield Securities Risk.  One of the Fund’s main investment strategies is to invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties,

JULY 1, 2007   55

JPMorgan Strategic Income Fund (continued)

and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended as a long-term investment program for investors who are able and willing to assume a high degree of risk.

Foreign Securities Risk.  Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency exchange rate fluctuations and exchange control regulations, higher transactions costs, delayed settlement and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.

Emerging Markets Risk.  The risks associated with foreign securities are magnified in countries that are “emerging markets.” These countries may have relatively unstable governments and less established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments.

Currency Risk.  Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Convertible Securities Risk.  The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and

56   JPMORGAN INCOME FUNDS

are also subject to the risk of default described under “Credit Risk.”

CMO, IO and PO Risk.  Collateralized mortgage obligations (CMO) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Short Selling Risk.  The Fund may enter into short sales of certain securities and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. In addition, the Fund may enter into short sales of instruments such as mortgage TBAs which do not involve borrowing a security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

High Portfolio Turnover.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains.

Temporary Defensive Positions Risk.  To respond to unusual circumstances and for cash management purposes , the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective.

Redemption Risk.  The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other countries.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 105–117.

JULY 1, 2007   57

JPMorgan Strategic Income Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past nine calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Lehman Brothers Aggregate Bond Index, a broad-based securities market index and the Lipper Multi-Sector Income Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Effective June 16, 2006, the Fund’s investment objective and strategies changed. The Fund’s past performance would have been different if the Fund was managed using the current objective and strategies.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 200 6	3. 97%	Worst Quarter	3rd quarter, 2001	–1.72%

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period before Select Class Shares were launched on 9/10/01 is based on the performance of the retail feeder of the Global Strategic Income Portfolio that was merged out of existence (whose investment program was identical to and whose expenses were substantially similar to those of the Select Class Shares) .

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 1.71%.

58   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2006*

	Past 1 Year	Past 5 Years	Life of Fund[1]
SELECT CLASS
Return Before Taxes	5.72	5.97	5.49
Return After Taxes on Distributions	3.57	4.00	3.01
Return After Taxes on Distributions and Sale of Fund Shares	3.67	3.92	3.13

LEHMAN BROTHERS AGGREGATE BOND INDEX2ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.33	5.06	6.46

LIPPER MULTI-SECTOR INCOME FUNDS INDEX3ˆ
(Reflects No Deduction for Taxes)	7.91	8.28	5.63

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period before Class A Shares were launched on 9/10/01 is based on the performance of the retail feeder of the Global Strategic Income Portfolio that was merged out of existence (whose investment program was identical to and whose expenses were substantially similar to those of the Select Class Shares) .

1	The Fund commenced operations on 3/1 7 /97. Performance for the benchmark is from 3/31/97 .

2	The Lehman Brothers Aggregate Bond Index is an unmanaged index and represents a mix of maturities. It is a replica (or model) of the U.S. government bond, mortgage-backed securities and corporate bond markets. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses .

3	The performance of the Lipper Multi-Sector Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2007   59

JPMorgan Strategic Income Fund (continued)

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.45
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	2.76
Acquired Fund Fees and Expenses[2]	0.01
Total Annual Operating Expenses [3,4]	3.47
Fee Waivers and Expense Reimbursements [4]	(2. 56)
Net Expenses [4]	0.91

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/28/07. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.90% of its average daily net assets through 6/30/08. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 3.46% of the average daily net assets for Select Class Shares.

Example

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
93	826	1,582	3,576

60   JPMORGAN INCOME FUNDS

JPMorgan Mortgage-Backed Securities Fund

What is the goal of the Fund?

The Fund seeks to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

What are t he Fund’s m ain i nvestment s trateg ies?

The Fund invests mainly in investment grade bonds and debt securities or unrated bonds and debt securities which JPMIA determines to be of comparable quality. These include mortgage-backed securities issued by U.S. government agencies or instrumentalities such as Ginnie Mae, Fannie Mae and Freddie Mac or non-governmental securities, commercial mortgage securities , collateralized mortgage obligations and other securities representing an interest in or secured by mortgages .

Under normal circumstances, the Fund invests at least 80% of its assets in mortgage-backed securities. For purposes of this policy, assets mean net assets plus the amount of borrowings for investment purposes. As a matter of fundamental policy, at least 65% of the Fund’s total assets will consist of bonds.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

The Fund also may invest in other types of non-mortgage related debt securities, including U.S. government securities, asset-backed securities, taxable or tax exempt municipal securities and corporate debt securities.

The Fund may invest in debt securities that are rated in the lowest investment grade category. The Fund’s average weighted maturity will normally range between two and ten years although the Fund may shorten its weighted average if deemed appropriate for temporary defensive purposes. See page 105 for a discussion on average weighted maturity.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments , for risk management and/or to increase income or gain to the Fund.

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA analyzes four major factors in managing and constructing the Fund: duration, market sectors, maturity concentrations and individual securities. The adviser looks for market sectors and individual securities that it believes will perform well over time. The adviser is value oriented and selects individual securities after performing a risk/reward analyst that includes an evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

JULY 1, 2007   61

JPMorgan Mortgage-Backed Securities Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities are considered to have speculative characteristics , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Temporary Defensive Positions and Redemption Risk s . To respond to unusual circumstances and for cash management purposes , the Fund may invest up to 100% of its assets in cash and cash equivalents. These

62   JPMORGAN INCOME FUNDS

investments may prevent the Fund from meeting its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 105–117.

JULY 1, 2007   63

JPMorgan Mortgage-Backed Securities Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Mortgage-Backed Securities Index, a broad-based securities market index, and the Lipper U.S. Mortgage Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 2000	4.84%	Worst Quarter	2nd quarter, 2004	–1.28%

*	The Fund commenced operations on 8/18/00 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The performance data for the Fund includes the performance of the common trust fund for the periods prior to the commencement of operations of the Fund as adjusted to reflect the contractual expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 1.70%.

64   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2006*

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS
Return Before Taxes	4.50	4.99	6.66
Return After Taxes on Distributions	2.80	3.04	5.25
Return After Taxes on Distributions and Sale of Fund Shares	2.90	3.10	4.9 4

LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX1ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	5.23	4.85	6.17

LIPPER U.S. MORTGAGE FUNDS INDEX2ˆ
(Reflects No Deduction for Taxes)	5.44	4.08	5.43

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The Fund commenced operations on 8/18/00 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The performance data for the Fund includes the performance of the common trust fund for the periods prior to the commencement of operations of the Fund as adjusted to reflect the contractual expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

1	The Lehman Brothers Mortgage-Backed Securities Index includes 15- and 30-year fixed-rate securities backed by mortgage pools of the Ginnie Mae, Freddie Mac and Fannie Mae. This index is formed by grouping the universe of over 600,000 individual fixed rate Mortgage-Backed Security pools into approximately 3,500 generic aggregates. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses .

2	The performance of the Lipper U.S. Mortgage Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2007   65

JPMorgan Mortgage-Backed Securities Fund (continued)

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.3 5
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.13
Acquired Fund Fees and Expenses[2]	0.02
Total Annual Operating Expenses [3,4]	0.75
Fee Waivers and Expense Reimbursements [4]	(0.33)
Net Expenses [4]	0.42

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/28/07. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.40% of its average daily net assets through 6/30/08. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.73% of the average daily net assets for Select Class Shares.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
43	207	384	899

66   JPMORGAN INCOME FUNDS

JPMorgan Government Bond Fund

What is the goal of the Fund?

The Fund seeks a high level of current income with liquidity and safety of principal.

What are t he Fund’s m ain i nvestment s trate gies?

The Fund generally limits its investments to securities issued by the U.S. government and its agencies and instrumentalities and related to securities issued by the U.S. government and its agencies and instrumentalities.

The Fund mainly invests in government bonds as defined below with intermediate to long remaining maturities. These include mortgage-backed securities including those issued by Ginnie Mae, Fannie Mae or Freddie Mac.

A “government bond” is a debt instrument with a maturity of 90 days or more at the time of its issuance and with principal and interest guaranteed by the U.S. government and its agencies and instrumentalities, as well as stripped government securities and mortgage-related and mortgage-backed securities and collateralized mortgage obligations .

Under normal circumstances, the Fund will invest at least 80% of its assets in bonds issued by the U.S. government and its agencies and instrumentalities. For purposes of this policy, assets mean net assets plus the amount of borrowings for investment purposes. Ordinarily, such bonds will have principal and interest guaranteed by the U.S. government or its agencies and instrumentalities, be subject to repurchase agreements, or represent an interest in or be secured by mortgages that are issued or guaranteed by certain U.S. government agencies or instrumentalities.

The Fund’s average weighted maturity will ordinarily range between three and 15 years, taking into account expected prepayment of principal on certain investments. However, the Fund’s average weighted remaining maturity may be outside this range if warranted by market conditions. See page 105 for a discussion on average weighted maturity.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments , for risk management and/or to increase income or gain to the Fund.

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types within the government market sector (e.g., U.S. government agency securities and agency mortgage-backed securities). JPMIA selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are

JULY 1, 2007   67

JPMorgan Government Bond Fund (continued)

some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Temporary Defensive Positions and Redemption Risk s . To respond to unusual circumstances and for cash management purposes , the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 105–117.

68   JPMORGAN INCOME FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Government Bond Index, a broad-based securities market index, and the Lipper General U.S. Government Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	3rd quarter, 2002	5.52%	Worst Quarter	2nd quarter, 2004	–2.58%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 1.61%.

JULY 1, 2007   69

JPMorgan Government Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2006

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS
Return Before Taxes	3.36	5.02	5.99
Return After Taxes on Distributions	1.68	3.21	3.83
Return After Taxes on Distributions and Sale of Fund Shares	2.16	3.21	3.79

LEHMAN BROTHERS GOVERNMENT BOND INDEX1ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	3.48	4.64	6.01

LIPPER GENERAL U.S. GOVERNMENT FUNDS INDEX2ˆ
(Reflects No Deduction for Taxes)	3.39	4.15	5.29

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Lehman Brothers Government Bond Index is an unmanaged index and is comprised of the Treasury and Agency Bond indices, the 1–3 Year Government Index and the 20+ Year Treasury Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses .

2	The performance of the Lipper General U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

70   JPMORGAN INCOME FUNDS

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.30
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.18
Acquired Fund Fees and Expenses[2]	0.01
Total Annual Operating Expenses [3,4]	0. 74
Fee Waivers and Expense Reimbursements [4]	(0.18)
Net Expenses [4]	0.56

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/28/07. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.55% of its average daily net assets through 6/30/08. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.73% of the average daily net assets for Select Class Shares.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
57	218	394	902

JULY 1, 2007   71

JPMorgan Real Return Fund

What is the goal of the Fund?

The Fund seeks to maximize inflation protected return.

What are t he Fund’s m ain i nvestment s trateg ies?

The Fund invests primarily in a portfolio of inflation-linked securities and inflation and non-inflation linked swaps, options, futures contracts, and other derivatives. “Real Return” means total return less the estimated cost of inflation. Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (TIPS). The Fund also invests in inflation-linked debt securities issued by other entities such as corporations, foreign governments and other foreign issuers.

Unlike conventional bonds, the principal or interest of inflation-linked securities is adjusted periodically to a specified rate of inflation. For example, the principal amount of TIPS is adjusted periodically for inflation using the Consumer Price Index for all Urban Consumers (CPI-U). Inflation-linked securities of foreign issuers are generally indexed to the inflation rates in their respective economies.

The portfolio will utilize conventional fixed income strategies including duration management; credit, sector, and yield curve management; and relative value trading. Further, the portfolio will actively manage the inflation protection components using a variety of strategies and tools. These will be primarily (but not limited to) U.S. and foreign government inflation-linked securities and inflation-based derivatives.

As part of its main investment strategy, the Fund may invest a significant portion of its assets in derivatives. Derivatives are investments that have a value based on another investment, exchange rate or index. The Fund may also use futures contracts, options, and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to provide inflation-protection, maintain interest rate, sector and yield curve exposure, hedge various investments and for risk management purposes and to increase income and gain to the Fund .

There is no restriction on the maturity of the Fund’s portfolio or on any individual securities in the portfolio. The adviser will manage the Fund’s duration according to changes in the market.

The Fund will invest primarily in securities that, at the time of purchase, are rated as investment grade by Moody’s, S&P, Fitch or the equivalent by another national rating organization. Up to 10% of the Fund’s total assets may be invested in securities rated below investment grade (junk bonds). The Fund may also invest in unrated securities deemed by the adviser, JPMIM, to be of comparable quality.

Up to 30% of the Fund’s total assets may be invested in foreign securities, including debt securities denominated in foreign currencies of developed countries and emerging markets. The Fund typically hedges 70% of its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The Fund also may invest in non-inflation linked government bonds, global government securities, mortgage-backed securities, asset-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, corporate bonds, dollar denominated foreign securities, non-dollar denominated securities, commodity related instruments and real estate securities, that the adviser believes will maximize total return, with respect to both income and capital gains.

The Fund may engage in short sales.

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (including the Fund’s investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

72   JPMORGAN INCOME FUNDS

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIM selects investments for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles and spreads the Fund’s holdings across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Inflation-Linked Security Risk.  Inflation-linked debt securities are subject to the effect of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Interest Rate Risk.  In addition to inflation-linked debt securities, the Fund also invests in other debt securities that increase in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

Foreign Securities Risk.  Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency exchange rate fluctuations and exchange control regulations, higher transactions costs, delayed settlement and

JULY 1, 2007   73

JPMorgan Real Return Fund (continued)

less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.

Emerging Markets Risk.  The risks associated with foreign securities are magnified in countries that are “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments.

Currency Risk.  Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

High Yield Securities Risk.  The Fund may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended as a long-term investment program for investors who are able and willing to assume a high degree of risk.

Swap Agreement Risk.  In addition to the risks associated with derivatives in general, the Fund will also be subject to risks related to swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. The Fund will segregate or earmark liquid assets at its custodian bank in an amount sufficient to cover its obligations under swap agreements.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. In addition to high yield securities, the Fund may invest in securities in the lowest investment grade category. Such securities also are considered to have speculative characteristics, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Short Selling Risk.  The Fund may enter into short sales of certain securities and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. In addition, the Fund may enter into short sales of instruments such as mortgage TBAs which do not involve borrowing a security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or

74   JPMORGAN INCOME FUNDS

earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

High Portfolio Turnover.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains.

Temporary Defensive Positions Risk.  To respond to unusual circumstances and for cash management purposes , the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective.

Redemption Risk.  The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other countries.

Non-Diversified Fund Risk.  Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as strategies, please see pages 105–117.

JULY 1, 2007   75

JPMorgan Real Return Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows the performance of the Fund’s Select Class Shares over the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the fund. It compares that performance to the Lehman Brothers U.S. TIPS Index, a broad-based securities market index , and the Lipper Treasury Inflation-Protected Securities Funds Index, an index based on the total return of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	3rd quarter, 2006	2 . 93%	Worst Quarter	1st quarter, 2006	– 2 . 07%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 2.36%.

76   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2006*

	Past 1 Year	Life of Fund[1]
SELECT CLASS
Return Before Taxes	(0.06)	(0.88)
Return After Taxes on Distributions	(1.21)	(2.31)
Return After Taxes on Distributions and Sale of Fund Shares	(0.04)	(1.56)

LEHMAN BROTHERS U.S. TIPS INDEX2ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	0.41	8.10

LIPPER TREASURY INFLATION-PROTECTED SECURITIES FUNDS INDEX3ˆ
(Reflects No Deduction for Taxes)	(0.09)	(0.28)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Fund commenced operations on 9/1/05. Performance for the benchmark is from 8/31/05 .

2	The Lehman Brothers U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity, and, as a portion of the index, total a minimum amount outstanding of $100 million U.S. dollars. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses .

3	The performance of the Lipper Treasury Inflation-Protected Securities Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2007   77

JPMorgan Real Return Fund (continued)

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.35
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.49
Acquired Fund Fees and Expenses[2]	0.01
Total Annual Operating Expenses [3,4]	1.10
Fee Waivers and Expense Reimbursements [4]	(0.44)
Net Expenses [4]	0.66

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/28/07. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.6 5% of its average daily net assets through 6/30/08. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 1.09% of the average daily net assets for Select Class Shares.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
67	306	564	1,301

78   JPMORGAN INCOME FUNDS

JPMorgan High Yield Bond Fund

What is the goal of the Fund?

The Fund seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.

What are t he Fund’s m ain i nvestment s trateg ies?

The Fund invests in all types of high yield, high risk debt securities. The Fund also may invest in convertible securities, preferred stock, common stock and loan participations and assignments.

As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. Under normal circumstances, the Fund invests at least 80% of its assets in bonds, loan participations, preferred stock and other debt securities, which are rated below investment grade or unrated.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

Up to 20% of the Fund’s assets may be invested in other securities, including investment grade debt securities. The Fund’s average weighted maturity ordinarily will range between three and ten years, although the Fund may shorten its weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes. See page 105 for a discussion of average weighted maturity.

The Fund may invest up to 100% of the Fund’s total assets in below investment grade or unrated securities. Such securities are known as junk bonds. Junk bonds also include unrated securities that JPMIA believes to be of comparable quality of debt securities that are rated below investment grade. Junk bonds are also called “high yield bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB or lower by S&P and Ba or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments , for risk management and/or to increase income or gain to the Fund.

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors. For each issuer, JPMIA performs an in-depth analysis of the issuer including business prospects, management, capital requirements, capital structure, enterprise value, and security structure and covenants. In addition, JPMIA monitors investments

JULY 1, 2007   79

JPMorgan High Yield Bond Fund (continued)

on an ongoing basis by staying abreast of positive and negative credit developments, expediting the review of the Fund’s investments that are considered to be the most risky.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

High Yield Securities Risk.  The Fund’s main investment strategy is to invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended as a long-term investment program for investors who are able and willing to assume a high degree of risk.

Smaller Companies Risk.  As part of its high yield strategy, the Fund invests in debt securities of smaller, newer companies. These investments may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in the value of their debt securities. This may cause unexpected decreases in the value of your investment in the Fund.

Sensitivity to Interest Rates and Economic Changes. The income and market value of the Fund’s securities may fluctuate more than higher-rated securities. Although non-investment grade debt securities tend to be less sensitive to interest rate changes than investment grade debt securities, non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund’s investments and the Fund’s net asset value may be volatile.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and long maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. In addition to high yield securities, the Fund may invest in securities that are rated in the lowest investment grade category. Such securities also are considered to have speculative characteristics, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Derivatives Risk.   The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that

80   JPMORGAN INCOME FUNDS

changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

Temporary Defensive Positions and Redemption Risk s . To respond to unusual circumstances and for cash management purposes , the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 105–117.

JULY 1, 2007   81

JPMorgan High Yield Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and life of the Fund. It compares that performance to the Lehman Brothers High Yield Index, 2% Issuer Constrained Index, a broad-based securities market index, and the Lipper High Current Yield Bond Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	2nd quarter, 2003	9.59%	Worst Quarter	3rd quarter, 2001	–4.24%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 2.91%.

82   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2006

	Past 1 Year	Past 5 Years	Life of Fund[1]
SELECT CLASS
Return Before Taxes	12.80	10.04	6.84
Return After Taxes on Distributions	9.73	6.90	3.47
Return After Taxes on Distributions and Sale of Fund Shares	8.23	6.68	3.67

LEHMAN BROTHERS HIGH YIELD INDEX, 2% ISSUER CONSTRAINED INDEX2ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	10.76	10.20	6.43

LIPPER HIGH CURRENT YIELD BOND FUNDS INDEX3ˆ
(Reflects No Deduction for Taxes)	10.18	9.08	4.62

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Fund commenced operations on 11/13/98. Performance for the benchmark is from 11/30/98 .

2	The Lehman Brothers High Yield Index, 2% Issuer Constrained Index is an unmanaged index comprised of fixed rate, non-investment grade debt securities that are dollar denominated and non-convertible. The Index limits the maximum exposure to any one issuer to 2%. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses .

3	The performance of the Lipper High Current Yield Bond Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

Redemption Fee on shares held less than 60 days as a % of Amount Redeemed/Exchanged	2.00

JULY 1, 2007   83

JPMorgan High Yield Bond Fund (continued)

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0. 65
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.16
Total Annual Operating Expenses	1.06
Fee Waivers and Expense Reimbursements[2]	(0.16)
Net Expenses[2]	0.90

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/ or reimburse expenses to the extent that total annual operating expenses of the Select Class Shares (excluding A cquired F und F ee s and E xpenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses, and expenses related to the Board of Trustees’ deferred compensation plan ) exceed 0.90% of i t s average daily net assets through 6/30/08. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
92	321	569	1,280

84   JPMORGAN INCOME FUNDS

JPMorgan Emerging Markets Debt Fund

What is the goal of the Fund?

The Fund’s goal is to provide high total return from a portfolio of fixed income securities of emerging markets issuers.

What are t he Fund’s m ain i nvestment s trateg ies?

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in emerging market debt investments. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund invests primarily in debt securities that it believes have the potential to provide a high total return from countries whose economies or bond markets are less developed. This designation currently includes most countries in the world except Australia, Canada, Hong Kong, Japan, New Zealand, the U.S., the United Kingdom and most western European countries. Issuers of portfolio securities may include foreign governments, corporations, and financial institutions. These securities may be of any maturity and quality, but under normal market conditions the Fund’s duration will generally be similar to that of the Emerging Markets Bond Index Global. The Fund does not have any minimum quality rating and may invest without limit in securities that are rated below investment grade (commonly known as junk bonds) or the unrated equivalent.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments , for risk management and/or to increase income or gain to the Fund.

The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund may engage in short sales.

The Fund’s Board of Trustees may change any of these investment policies (including the Fund’s investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment goal.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIM selects investments for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles and spreads the Fund’s holdings across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if

JULY 1, 2007   85

JPMorgan Emerging Markets Debt Fund (continued)

the adviser’s expectations regarding particular securities or markets are not met.

Foreign Securities Risk.  Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency exchange rate fluctuations and exchange control regulations, higher transactions costs, delayed settlement and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.

Emerging Markets Risk.  The risks associated with foreign securities are magnified in countries that are “emerging markets.” These countries may have relatively unstable governments and less established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments.

Sovereign Debt Securities Risk.  The Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Currency Risk.  Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. In addition to high yield securities, the Fund may invest in securities in the lowest investment grade category. Such securities also are considered to have speculative characteristics, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

High Yield Securities Risk.   The Fund may invest without limit in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and

86   JPMORGAN INCOME FUNDS

economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended as a long-term investment program for investors who are able and willing to assume a high degree of risk.

Short Selling Risk.  The Fund may enter into short sales of certain securities and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. In addition, the Fund may enter into short sales of instruments such as mortgage TBAs which do not involve borrowing a security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

High Portfolio Turnover.  The Fund may engage in active and frequent trading leading to increase portfolio turnover, higher transaction costs, and the possibility of increased capital gains.

Temporary Defensive Positions Risk.  To respond to unusual circumstances and for cash management purposes , the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective.

Redemption Risk.  The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other countries.

Non-Diversified Fund Risk.  Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 105–117.

JULY 1, 2007   87

JPMorgan Emerging Markets Debt Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for each of the last nine calendar years. This provides some indication of the risks of investing in the Fund. The table shows average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the JPMorgan Emerging Markets Bond Index Global, a broad-based securities market index and the Lipper Emerging Markets Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 2002	14.22%	Worst Quarter	3rd quarter, 1998	–21.73%

*	Prior to 9/10/01, the Fund had only one class of shares, and operated in a master-feeder structure. As of 9/10/01, that share class was renamed “Select Class.”

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 3.03%.

88   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2006*,1

	Past 1 Year	Past 5 Years	Life of FUND
SELECT CLASS
Return Before Taxes	12. 42	16.31	11. 46
Return After Taxes on Distributions	10.48	12.16	7.06
Return After Taxes on Distributions and Sale of Fund Shares	8.03	11.94	7.14

JPMORGAN EMERGING MARKETS BOND INDEX GLOBAL2ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	9.86	14.08	10.58

LIPPER EMERGING MARKETS DEBT FUNDS INDEX3ˆ
(Reflects No Deduction for Taxes)	12.33	16.18	10.79

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Prior to 9/10/01, the Fund had only one class of shares, and operated in a master-feeder structure. As of 9/10/01, that share class was renamed “Select Class.”

1	The Fund commenced operations on 4/17/97. Performance for the benchmarks is from 4/30/97.

2	The JPMorgan Emerging Markets Bond Index Global is a broad-based, unmanaged index which tracks total return for external currency-denominated debt (Brady bonds, loans, Eurobonds and U.S. dollar-doniminated local market instruments) in emerging markets. The index is a administered by JPMorgan Securities, Inc., an affiliate of the Adviser. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses .

3	The performance of the Lipper Emerging Markets Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

Investor Expenses for Select Class Shares

The expenses of the Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

Redemption Fee on shares held less than 60 days as a % of Amount Redeemed/Exchanged	2.00

JULY 1, 2007   89

JPMorgan Emerging Markets Debt Fund (continued)

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.70
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expense[1]	0.40
Acquired Fund Fees and Expenses[2]	0.01
Total Annual Operating Expenses [3,4]	1.36
Fee Waivers and Expense Reimbursements [4]	(0.10)
Net Expenses [4]	1.26

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/28/07. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.25% of its average daily net assets through 6/30/08. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 1.35% of the average daily net assets for Select Class Shares.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
128	421	735	1,626

90   JPMORGAN INCOME FUNDS

The Funds’ Management and Administration

The following Funds are series of JPMorgan Trust I (JPMT I), a Delaware statutory trust:

•	Short Term Bond Fund

•	Bond Fund

•	Strategic Income Fund

•	Real Return Fund

•	Emerging Markets Debt Fund

The following Funds are series of JPMorgan Trust II (JPMT II), a Delaware statutory trust:

•	Ultra Short Duration Bond Fund

•	Treasury & Agency Fund

•	Short Duration Bond Fund

•	Intermediate Bond Fund

•	Core Bond Fund

•	Core Plus Bond Fund

•	Mortgage-Backed Securities Fund

•	Government Bond Fund

•	High Yield Bond Fund

The Short Term Bond Fund II is a series of J.P. Morgan Mutual Fund Group (JPMMFG), a Massachusetts business trust.

The trustees of each trust are responsible for overseeing all business activities.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Investment Advisors Inc. (JPMIA) each acts as investment adviser to one or more of the Funds and each makes day-to-day investment decisions for the Funds which it advises. JPMIM is the investment adviser to the JPMT I and JPMMFG Funds and JPMIA (formerly known as Banc One Investment Advisors Corporation) is the investment adviser to the JPMT II Funds.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167. JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMIA is located at 1111 Polaris Parkway, Columbus, OH 43240.

During the most recent fiscal year ended February 28, 2007, JPMIM or JPMIA was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

Ultra Short Duration Bond Fund	0. 15%
Treasury & Agency Fund	0. 29
Short Duration Bond Fund	0.20
Short Term Bond Fund	0. 22
Short Term Bond Fund II	0.0 9
Intermediate Bond Fund	0.30
Core Bond Fund	0.30
Core Plus Bond Fund	0.30
Bond Fund	0. 27
Strategic Income Fund	0.00
Mortgage-Backed Securities Fund	0. 20
Government Bond Fund	0. 30
Real Return Fund	0.0 8
High Yield Bond Fund	0. 65
Emerging Markets Debt Fund	0. 64

A discussion of the basis the Board of Trustees of the trusts used in reapproving the investment advisory agreement for the Funds is available in the annual (for the JPMT I and JPMM F G Funds) or semi-annual (for the JPMT II Funds) report dated August 31, 2006.

THE PORTFOLIO MANAGERS

The lead portfolio managers who are primarily responsible for the day-to-day management of the Funds are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Funds. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Funds within the parameters established by the portfolio managers.

JULY 1, 2007   91

The Funds’ Management and Administration (continued)

Ultra Short Duration Bond Fund and Government Bond Fund

Michael Sais, Managing Director and CFA charterholder, is the lead portfolio manager responsible for the day-to-day management of the Ultra Short Duration Bond Fund and the Government Bond Fund. Mr. Sais is a member of the Taxable Bond Team and has been part of the team responsible for the management of these Funds since 1995 and 1996, respectively. Mr. Sais joined JPMIA in 1994 as a senior fixed income research analys t . Gregg F. Hrivnak and Richard D. Figuly, Vice President, also participate in the management of the Ultra Short Duration Bond Fund. Information on Mr. Hrivnak is described under Short Duration Bond Fund. Mr. Hrivnak and Mr. Figuly began participating in the management of the Ultra Short Duration Bond Fund in June 2005. An employee of JPMIA since 1994, Mr. Figuly is a member of the Columbus Taxable Bond Team responsible for trading fixed income securities with an emphasis on asset-backed securities. Mr. Scott E. Grimshaw began participating in the management of Government Bond Fund in June 2005. Information on Mr. Grimshaw is described under Treasury & Agency Fund.

Short Duration Bond Fund

Gregg F. Hrivnak, Vice President and CFA charterholder, has been the lead portfolio manager responsible for the day-to-day management of the Short Duration Bond Fund since May 2006. An employee of JPMIA since 1989, Mr. Hrivnak has been part of the portfolio management team for this Fund since June 2005. He is a portfolio manager and trader on the Columbus Taxable Bond Team. Richard D. Figuly has participated in the management of this Fund since May 2006. Information on Mr. Figuly is described under Ultra Short Duration Bond Fund and Government Bond Fund.

Intermediate Bond Fund, Core Bond Fund and Mortgage-Backed Securities Fund

Douglas Swanson, Managing Director, is the lead portfolio manager responsible for the day-to-day management of the Intermediate Bond Fund, the Core Bond Fund and the Mortgage-Backed Securities Fund. An employee of JPMIA and/or predecessor firms since 1983, Mr. Swanson has led the team responsible for the management of the Intermediate Bond Fund and the Core Bond Fund since 1991 and the Mortgage-Backed Securities Fund since its inception. Scott E. Grimshaw has also participated in the management of the Intermediate Bond Fund since June 2005. Information on Mr. Grimshaw is described under the Treasury & Agency Fund. Christopher Nauseda, Vice President, began participating in the management of the Core Bond Fund in May 2006. An employee of JPMIA or predecessor firms since 1982, Mr. Nauseda also serves as the manager for numerous institutional accounts and assists with JPMorgan mutual funds. Mr. Michael Sais has participated in the management of the Mortgage-Backed Securities Fund since June 2005. Information on Mr. Sais is described under Ultra Short Duration Bond Fund and Government Bond Fund.

Core Plus Bond Fund

The portfolio management team for the Core Plus Bond Fund is comprised of Gary J. Madich, Managing Director and CFA charterholder, James A. Sexton, Managing Director, William J. Morgan, Managing Director, Mark M. Jackson, Vice President and CFA charterholder, Frederick A. Sabetta, Vice President, CPA and CFA charterholder and Richard Figuly. Mr. Madich has been the lead portfolio manager of the Fund since December 2006. Mr. Madich is the Chief Investment Officer for the Columbus Fixed Income Securities Group responsible for overseeing all fixed income investment management, including taxable and tax-free portfolio management, high net worth accounts, institutional accounts, mutual funds, and fixed income research and trading. An employee of JPMIA since 1995, he is a member of JPMorgan Asset Management’s Americas Executive Committee and serves as chairman of the Columbus Fixed Income Policy and Asset Allocation Committees. Mr. Sexton is a member of the Global Fixed Income Division. An employee of JPMIA and/or predecessor firms since 1980 and a member of the Fund portfolio management team since December 2006, Mr. Sexton is a member of the Fixed Income Management Committee, the Global Cash Investment Policy Committee, the Fixed Income Policy Committee, the Asset Allocation Committee, and works with the global director of fixed income on other governance, strategy and business management initiatives. Mr. Morgan is the high yield team leader and the portfolio manager for accounts in the high yield, aggressive income high yield, and insurance asset BB styles. Mr. Morgan has been part of the team responsible for management of the Fund since 1999. Mr. Morgan has been an employee of JPMIA and/or affiliated firms since 1998. Mr. Jackson is a Fixed Income Portfolio Manager for the Taxable Bond Team, responsible for managing taxable bond portfolios for institutional clients and the Fund. Mr. Jackson has been part of the team responsible for management of the Fund since 1996 and has been employed by JPMIA and/or predecessor firms since 1996. Mr. Sabetta has managed private placement investments since 1983. He is the portfolio manager for the BB/B high yield assets managed by one of the

92   JPMORGAN INCOME FUNDS

high yield teams. Mr. Sabetta has been part of the team responsible for management of the Fund since December 2006 and an employee JPMIA and/or affiliated firms since March 2003. Prior to joining the high yield team, Mr. Sabetta was director, portfolio manager and head of private placements for Deutsche Asset Management and Scudder Kemper Investments, Inc. from March 1997 to February 2003. Mr. Figuly became part of the team responsible for management of the Fund in May 2006. Information on Mr. Figuly is described under Ultra Short Duration Bond Fund and Government Bond Fund.

Treasury & Agency Fund

Mr. Scott E. Grimshaw, Vice President and CFA charterholder, is the portfolio manager of the Treasury & Agency Fund and part of the Taxable Bond Team. He is also responsible for the government sector and has been part of the team responsible for management of the Fund since 1996. Peter D. Simons, Vice President and CFA charterholder, has also participated in the management of the Fund since 2005. An employee of JPMIA since 2001, Mr. Simons is a fixed income portfolio manager for the Columbus Taxable Bond Team responsible for managing taxable bond portfolios for institutional clients.

High Yield Bond Fund

The portfolio management team for the High Yield Bond Fund is comprised of William J. Morgan, Managing Director, and James P. Shanahan, Managing Director . Mr. Morgan and Mr. Shanahan have been part of the team responsible for management of the Fund since inception. An employee of JPMIA and/or affiliated firms since 1998, Mr. Shanahan is a high yield co-portfolio manager for general high yield mandates, responsible for distressed and special situation investments, and CBO portfolios. James E. Gibson , Vice President, has assisted in the management of the Fund since June 2007. Mr. Gibson is the head high yield trader in the U.S. Fixed Income Group and has been a n employee of JPMIA and/or affiliated firms since 1998 . Information on Mr. Morgan is described under Core Plus Bond Fund.

Bond Fund

Timothy N. Neumann, Managing Director and CFA charterholder, and Ronald Arons, Vice President and CFA charterholder, have been the portfolio managers for the Bond Fund since 2000 and February 2005, respectively. An employee of JPMIM since 1997, Mr. Neumann is the head of the portfolio manager group and lead portfolio manager for core plus strategy, working with the macro team and sector teams to deliver account-specific portfolio strategy. An employee of JPMIM since 1994, Mr. Arons is the lead portfolio manager for Core Investment Grade strategies, responsible for formulating investment strategy and risk management for these portfolios.

Emerging Markets Debt Fund

Jeffery J. Grills, Managing Director and CFA charterholder, and Gunter J. Heiland, Managing Director, are the portfolio managers for the Emerging Markets Debt Fund. Mr. Grills and Mr. Heiland have been responsible for the management of the Fund since 2000. An employee of JPMIM since 1993, Mr. Grills has served as an analyst for the Quantitative Research Group of the Fixed Income Group focusing on portfolio construction and risk analysis. An employee of JPMIM since 1997, Mr. Heiland is also a senior trader.

Short Term Bond Fund and Short Term Bond Fund II

John T. Donohue, Managing Director, Jarred A. Sherman, Vice President and CFA charterholder, and David Martucci, Vice President, have been the portfolio managers for the Short Term Bond Fund since 1997, 2000, and 2000, respectively, and for the Short Term Bond Fund II since 1999, 2000 and 2000, respectively. An employee of JPMIM since 1997, Mr. Donohue is the global head of the Short Duration Investment Strategy Team. Mr. Sherman is a portfolio manager in the U.S. Short-Term Fixed Income Group and an employee of JPMIM since 1999. Mr. Martucci is a portfolio manager in the U.S. Short-Term Fixed Income Group and an employee of JPMIM since 2000.

Real Return Fund

The portfolio management team for the Real Return Fund is led by Seamus S. Brown, Vice President, Ronald Arons, and Christopher H. Clasen, Vice President and CFA charterholder. Mr. Brown, Mr. Arons and Mr. Clasen have been part of the portfolio management team since the Fund’s inception. Mr. Brown is a portfolio manager in the International Fixed Income Group which focuses on global fixed income strategies specializing in the inflation-linked sector and has been an employee of JPMIM since 1999. An employee of JPMIM since 2000, Mr. Clasen is chiefly responsible for relative value strategies in treasury, agencies, and interest rate swaps in the Liquidity team and is a member of the Duration Strategy Team. Information on Mr. Arons is described under Bond Fund.

Strategic Income Fund

Michael J. Pecoraro, Managing Director, and Timothy N. Neumann have served as the senior portfolio managers

JULY 1, 2007   93

The Funds’ Management and Administration (continued)

of the Strategic Income Fund since June 2006. As senior portfolio managers, Mr. Pecoraro and Mr. Neumann are responsible for determining the sector and overall asset allocation strategy for the Fund and making the day-to-day decisions concerning strategies used by the Fund. An employee of JPMIM since 1992, Mr. Pecoraro is the Chief Investment Officer for the broad market strategies. Mr. Neumann has been part of the portfolio management team for the Fund since December 2004. Information on Mr. Neumann is described under the Bond Fund.

Assets that have been allocated to a strategy or sector by Mr. Pecoraro and Mr. Neumann are managed by dedicated sector and research teams. The lead portfolio managers who are primarily responsible for the day-to-day management and securities selection for the various allocations for the Fund are as follows:

Robert L. Cook, Managing Director and CFA charterholder, and Thomas G. Hauser, Vice President and CFA charterholder, are the portfolio managers responsible for the corporate credit securities investment strategy and have been involved in the management of the Fund since June 2006. Mr. Cook is a leader of one of JPMIM’s fixed income high yield teams. Prior to joining JPMIM in 2004, he was responsible for managing high yield total return assets and was the director of credit research at 40/86 Advisors from 1994 until 2004. Mr. Hauser is responsible for co-managing high yield total return assets as well as overseeing high yield trading efforts. Prior to joining JPMIM in 2004, Mr. Hauser served as a vice president with 40/86 Advisors beginning in 2001.

Jeffery J. Grills and Gunter J. Heiland are the portfolio mangers responsible for the foreign securities and emerging market debt securities strategies for the Fund since 2000 and June 2006, respectively. Information about Mr. Grills and Mr. Heiland are described under the Emerging Markets Debt Fund.

John T. Donohue and Michael Pecoraro are the lead portfolio managers responsible for the rates/duration management and relative value strategies for the Fund since 2006. Information for Mr. Donohue is described under Short Term Bond Fund and Short Term Bond Fund II. Information on Mr. Pecoraro is set forth above.

The Funds’ Statement of Additional Information provides information about the other accounts managed by the lead portfolio managers, if any, the structure of their compensation and their ownership of Fund securities.

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

The Funds’ Shareholder Servicing Agent

The Trusts, on behalf of the Funds, have entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Select Class Shares of each Fund. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM, JPMIA, and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIA, JPMIM, JPMDS, and from time to time, other affiliates of JPMorgan Chase, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase that have entered into an agreement with JPMDS. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan

94   JPMORGAN INCOME FUNDS

Fund shareholders. JPMIA, JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

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PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•	Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Funds through JPMDS.

Who can buy shares?

Select Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Select Class Shares — See “How do I open an account?”

•	Select Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

•	Select Class Shares may also be purchased directly from the Funds by officers, directors or trustees, retirees and employees and their immediate families (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	JPMorgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

See “How do I open an account?”

•	For further information on investment minimums or eligibility, please call 1-800-480-4111.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received, together with a completed Account Application.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificates will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the

96   JPMORGAN INCOME FUNDS

Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The JPMorgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the JPMorgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The JPMorgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Duration Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

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How to Do Business with the Funds (continued)

The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds’ Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other JPMorgan Funds in order to meet the minimum. A Financial Intermediary may impose different investment minimums. There are no minimum levels for subsequent purchases.

Select Class shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum. Select Class accounts of former One Group Funds opened on or before February 18, 2005 will be subject to a $200,000 minimum.

Employees of JPMorgan Chase and its subsidiaries and affiliates may purchase additional Select Class Shares for Select Class Shares accounts opened on or before February 18, 2005. Officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds and JPMorgan Chase and its subsidiaries and affiliates may also open new Select Class Shares accounts subject to a $2,500 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Please call 1-800-480-4111 for more information. All other new accounts for officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds or JPMorgan Chase or its subsidiaries and affiliates will be opened as Class A Shares accounts, which have higher expenses than Select Class shares.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k) and 403(b)) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

If you are purchasing shares directly from the Funds, complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

98   JPMORGAN INCOME FUNDS

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed less any redemption fee.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	JPMorgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of,

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How to Do Business with the Funds (continued)

Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM, JPMIA, or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Select Class Shares of a Fund may be exchanged for Select Class Shares of another non-money market JPMorgan Fund or for another class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund receives the request by 4:00 p.m. ET. (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Do I pay a redemption fee on an exchange?

Because exchanges involve redemptions, you will pay a redemption fee on certain exchanges. See “Do I pay a redemption fee?” below.

Are exchanges taxable?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

100   JPMORGAN INCOME FUNDS

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.

Do I pay a redemption fee?

If you sell or exchange your shares of the JPMorgan Emerging Markets Debt Fund or the JPMorgan High Yield Bond Fund within 60 days of purchase or exchange into the Fund, you will pay a redemption fee of 2.00% of the value of the shares sold. The day after your purchase order is accepted (i.e., trade date plus 1) is considered the first day for purposes of calculating the 60-day holding period. Shares acquired in conjunction with a Fund merger, the transfer of substantially all of the assets of a common or collective fund, or the substitution of a Fund for an existing investment alternative by an employee benefit plan shall be deemed to be held for 60 days for purposes of calculating the 60-day holding period.

•	The redemption fee does not apply to:

1.	Shares acquired through reinvested distributions (dividends and capital gains),

2.	Shares purchased by mutual fund wrap fee programs,

3.	Shares redeemed in connection with death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) within one year of such death or disability,

4.	Shares redeemed as part of a termination of certain employer-sponsored retirement plans,

5.	Redemption of an employer-sponsored retirement plan’s entire share position with the Fund,

6.	Involuntary redemptions resulting from a failure to maintain the required minimum balance in an account or involuntary forfeiture of shares by a participant of an employee benefit plan,

7.	Shares redeemed by balance forward qualified retirement plans,

8.	Shares redeemed by a “fund of funds” such as the JPMorgan Investor Funds or JPMorgan SmartRetirement Funds provided the “fund of funds” is registered under the Investment Company Act of 1940,

9.	Shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program,

10.	Shares obtained through operation of the conversion feature applicable to Class B Shares,

11.	Shares redeemed by 529 Plans including shares redeemed as the result of rebalancing or as a result of participant direction, and

12.	Shares redeemed as part of a bona fide asset allocation program.

Notwithstanding the foregoing, a redemption fee may be charged in the event that the Distributor determines that any redemptions potentially falling into one of the categories listed above are being used as a market timing strategy. The Statement of Additional Information contains additional details concerning redemption fees. Your Financial Intermediary may not recognize the same exceptions to the imposition of a redemption fee. Check with your Financial Intermediary for more details.

The redemption fee is paid to the JPMorgan Emerging Markets Debt Fund or the JPMorgan High Yield Bond Fund and is designed to offset the brokerage commissions, capital gains impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Fund does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging

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How to Do Business with the Funds (continued)

redemption fees. Check with your Financial Intermediary for more details.

The Fund often does not have direct access to shareholder information and is dependent upon Financial Intermediaries to apply redemption fees to Fund accounts held by such Financial Intermediaries on behalf of multiple investors. These accounts which may include omnibus accounts or retirement plan accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another. In these circumstances, the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund may request information concerning individual shareholders, the Fund generally must rely on the Financial Intermediary to identify shareholders who should be charged a redemption fee as well as to collect the redemption fee and remit it to the Fund. There is no assurance that such Financial Intermediaries will be effective or uniform in applying the redemption fee to underlying accounts or that such Financial Intermediaries will assess, collect or remit such redemption fee.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach the JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account.

1.	To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a redemption fee.

2.	If your account falls below the minimum required balance and is closed as a result, you will not be charged a redemption fee. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

102   JPMORGAN INCOME FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

The Funds can earn income and can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

Each Fund generally declares dividends on the last business day of each month and pays such dividends on the first business day of the following month. The Funds will distribute net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses), if any, at least annually. Each Fund may declare an additional dividend in a given year, depending on its tax situation. Each Fund will distribute substantially all of its net investment income and net capital gain.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of net investment income and any net short-term capital gains (see below) are generally taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a tax able year beginning before January 1, 2011 that are properly designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income . It is unlikely that dividends from the Funds will qualify to any significant extent for designation as qualified dividend income. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions that are properly designated as capital gain dividends, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gains. Capital gain dividends of a non-corporate U.S. shareholder recognized during a tax year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. Distributions of net short-term capital gains in excess of net long-term capital losses, if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares of a Fund just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. In addition, distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid). Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

A Fund’s investments in certain debt obligations, mortgage-backed securities , asset-backed securities and derivative instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

A Fund’s investments in ETFs and other investment companies could affect the amount, timing, and character of distributions from the Fund, and, therefore, may increase the amount of taxes payable by shareholders.

Any increase in the principal amount of an inflation-linked debt security will be original issue discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increases thereto, until maturity.

A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

The dates on which dividends and capital gains will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

JULY 1, 2007   103

Shareholder Information (continued)

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM or JPMIA. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the JPMorgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Each of the Funds will disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represents of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

104   JPMORGAN INCOME FUNDS

Investment Practices

The table discusses the types of investments which can be held by the Funds. In each case, the related types of risk are also listed. In addition to the types of securities listed below, some of the Funds have average weighted maturity requirements. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in a Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. The terms “Intermediate” and “Short Term” in a Fund’s name refer to the average maturity the Fund maintains. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the Fund’s portfolio. Therefore, in the case of a Fund holding mortgage-backed securities, asset-backed securities and similar types of securities, the average weighted maturity of the Fund is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions.

FUND NAME	FUND CODE
JPMorgan Bond Fund	1
JPMorgan Core Bond Fund	2
JPMorgan Core Plus Bond Fund	3
JPMorgan Emerging Markets Debt Fund	4
JPMorgan Government Bond Fund	5
JPMorgan High Yield Bond Fund	6
JPMorgan Intermediate Bond Fund	7
JPMorgan Mortgage-Backed Securities Fund	8
JPMorgan Real Return Fund	9
JPMorgan Short Duration Bond Fund	10
JPMorgan Short Term Bond Fund	11
JPMorgan Short Term Bond Fund II	12
JPMorgan Strategic Income Fund	13
JPMorgan Treasury & Agency Fund	14
JPMorgan Ultra Short Duration Bond Fund	15

INSTRUMENT	FUND CODE	RISK TYPE
Adjustable Rate Mortgage Loans (ARMs): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.
	1–3, 5–15	Credit Interest Rate Market Political Prepayment
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.
	1–4, 6–13, 15	Credit Interest Rate Market Political Prepayment
Auction Rate Securities: Auction rate securities consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities.
	1, 9, 11–13, 15	Credit Interest Rate Market

JULY 1, 2007   105

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
Bank Obligations: Bank obligations consist of bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.
	1–4, 6 –13, 15	Credit Currency Interest Rate Liquidity Market Political
Borrowings: A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. A Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.
	1–15	Credit Interest Rate Market
Brady Bonds: Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.
	1, 3, 4, 9, 11–13, 15	Credit Currency Foreign Investment Interest Rate Market Political
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. A Fund will sell only covered call and secured put options.
	1 –13, 15	Credit Leverage Liquidity Management Market
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1–4, 6 –13, 15	Credit Currency Interest Rate Liquidity Market Political
Commodity-Linked Derivatives: Securities, whose value derives from the price of a commodity, including commodity futures and commodity options.	9	Credit Interest Rate Liquidity Market
Common Stock: Shares of ownership of a company.	6, 13	Market
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	3, 6, 13	Credit Market
Convertible Securities: Bonds or preferred stock that can convert to common stock.	1 – 3, 6 –8, 9 , 11, 13, 15	Credit Currency Interest Rate Liquidity Market Political Valuation

106   JPMORGAN INCOME FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Corporate Debt Securities: Corporate debt securities may include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.
	1–4, 6–13, 15	Credit Currency Interest Rate Liquidity Market Political Valuation
Credit Default Swaps: A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.
	1–4, 6 – 13, 15	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Custodial Receipts: A Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.
	1–3, 5–15	Credit Liquidity Market
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by the Fund.
	1–4, 6–12 , 15	Liquidity Management Market
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.
	1–4, 6 –13, 15	Foreign Investment
Exchange Traded Fund (ETFs): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Depository Receipts (“SPDRs”) and NASDAQ 100’s.
	1–4, 6–13, 15	Investment Company Market
Foreign Currency Transactions: Strategies used to hedge against interest rate and currency risks, for other risk management purposes or to increase income or gain to a Fund. These strategies may consist of use of any of the following: options on Fund positions or currencies, financial and currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (NDFs)), forward rate agreements and interest rate and currency swaps, caps and floors. Certain Funds may engage in such transactions in both U.S. and non-U.S. markets.
	1, 3, 4, 9, 11–13	Credit Foreign Investment Leverage Liquidity Management Market Prepayment
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts and American Depositary Securities.
	1–4, 6 –13, 15	Foreign Investment Liquidity Market Political Prepayment

JULY 1, 2007   107

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
High Yield/High Risk Securities/Junk Bonds: High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies.	1, 3, 4, 6, 9, 11–13	Credit Currency Interest Rate Liquidity Market Political Portfolio Quality Valuation
Inflation-Linked Debt Securities: Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.
	1– 15	Credit Currency Interest Rate
Interfund Lending: Interfund lending involves lending money and borrowing money for temporary purposes through a credit facility.	1–15	Credit Interest Rate Market
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.
	1– 13, 15	Credit Leverage Market
Investment Company Securities: Shares of other investment companies, including money market funds for which the Adviser and/or its affiliates serve as investment adviser or administrator. The Adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.
	1–15	Investment Company Market
Loan Participations and Assignments: Participations in, or assignments of all or a portion of loans to corporations or to governments of less developed countries (LDCs).	1–4, 6 –11 , 13, 15	Credit Currency Extension Foreign Investment Interest Rate Liquidity Market Political Prepayment
Mortgages (Directly Held): Mortgages are debt instruments secured by real property.	1–11, 13–15	Credit Environmental Extension Interest Rate Liquidity Market Natural Event Political Prepayment Valuation

108   JPMORGAN INCOME FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMB S) and other asset-backed structures .
	1–3, 5–15	Credit Currency Extension Interest Rate Leverage Market Political Prepayment Tax
Mortgage Dollar Rolls[1]: A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.
	1–3, 5 –15	Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include private activity bonds and industrial development bonds, as well as General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.
	1–3, 6 –13, 15	Credit Interest Rate Market Natural Event Political Prepayment Tax
New Financial Products: New options and futures contracts and other financial products continue to be developed and a Fund may invest in such options, contracts and products.	1– 13, 15	Credit Liquidity Management Market
Obligations of Supranational Agencies: Obligations of supranational agencies which are chartered to promote economic development and are supported by various governments and governmental agencies.	1–4, 6, 7, 9– 15	Credit Foreign Investment

1	All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33-1/3% of the Fund’s total assets; provided, however, the Strategic Income Fund and the Short Term Bond Fund II will not borrow money in an amount which would cause, at the time of such borrowing, the aggregate amount of borrowing by such Fund to exceed 10% of the value of that Fund’s total assets.

JULY 1, 2007   109

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
Options and Futures Transactions: A Fund may purchase and sell (a) exchange traded and over the counter put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities.
	1 –13, 15	Credit Leverage Liquidity Management Market
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1– 3, 6 –11, 13	Market
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 193 3 Act, such as privately placed commercial paper and Rule 144A securities.
	1–4, 6–13, 15	Liquidity Market
Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	1–4, 6–13, 15	Credit Interest Rate Liquidity Management Market Political Prepayment Tax Valuation
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1 – 15	Credit Liquidity Market
Reverse Repurchase Agreements[1]: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.
	1– 15	Credit Leverage Market
Securities Issued in Connection with Reorganization and Corporate Restructuring: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.
	1-15	Market
Securities Lending: The lending of up to 33-1/3% of a Fund’s total assets. In return, a Fund will receive cash, other securities, and/or letters of credit as collateral.	1–15	Credit Leverage Market
Short Selling: In short selling transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.
	1, 4 , 9 , 11, 13	Credit Liquidity Market
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).	1– 4, 6–8, 10–13, 15	Credit Liquidity Market
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	1–4, 7, 9–13, 15	Foreign Investment

1	All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33-1/3% of the Fund’s total assets; provided, however, the Strategic Income Fund and the Short Term Bond Fund II will not borrow money in an amount which would cause, at the time of such borrowing, the aggregate amount of borrowing by such Fund to exceed 10% of the value of that Fund’s total assets.

110   JPMORGAN INCOME FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include IOs and POs issued outside a REMIC or CMO structure.
	1–3, 5, 7–13, 15	Credit Market Political Prepayment
Structured Investments: A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.
	1–15	Credit Foreign Investment Liquidity Management Market
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.
	1 –13, 15	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Synthetic Variable Rate Instruments: Synthetic variable rate instruments generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.
	3, 4, 9, 11 –13 , 15	Credit Liquidity Market
Temporary Defensive Positions: To respond to unusual circumstances a Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent a Fund from meeting its investment objective.
	1–15	Credit Interest Rate Liquidity Market
Treasury Receipts: A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (TRs), Treasury Investment Growth Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS).
	1– 15	Market
Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.
	1–4, 6–13, 15	Credit Currency Interest Rate Liquidity Market Political Valuation
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, including funding notes, subordinated benchmark notes, collateralized mortgage obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs).
	1–15	Credit Gov’t Securities Interest Rate Market

JULY 1, 2007   111

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
U.S. Government Obligations: U.S. government obligations may include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (STRIPS) and Coupon Under Book Entry Safekeeping (CUBES).
	1–15	Interest Rate Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to a Fund on demand or at the expiration of a specified term.
	1– 15	Credit Liquidity Market
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1– 15	Credit Leverage Liquidity Market
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.
	1–15	Credit Currency Interest Rate Liquidity Market Political Valuation

Risk related to certain investments held by the Funds:

Credit risk The risk a financial obligation will to be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

Currency risk The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Foreign investment risk The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

Government securities risk The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Interest rate risk The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Investment company risk If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

Leverage risk The risk that gains or losses will be disproportionately higher than the amount invested.

Liquidity risk The risk the holder may not be able to sell the security at the time or price its desires.

Management risk The risk that a strategy used by a Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk governmental policies or other political actions will negatively impact the value of the investment.

Portfolio quality risk The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rates and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.

Prepayment risk The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Tax risk The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

Valuation risk The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

112   JPMORGAN INCOME FUNDS

Risk and Reward Elements for the Funds

This table discusses the main elements that may make up a Fund’s overall risk and reward characteristics. It also outlines a Fund’s policies toward various investments, including those that are designed to help certain Funds manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions
•  A Fund’s share price, yield and total return will fluctuate in response to bond market movements
• The value of most bonds will fall when interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value typically falls
• Adverse market, economic, political or other conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder a Fund from achieving its investment objective
• Mortgage-backed and asset-backed securities (securities representing an interest in, or secured by, a pool of mortgages or other assets such as receivables) and direct mortgages could generate capital losses or periods of low yields if they are paid off substantially earlier or later than anticipated

•  Bonds have generally outperformed money market investments over the long term, with less risk than stocks
• Most bonds will rise in value when interest rates fall
• Mortgage-backed and asset-backed securities and direct mortgages can offer attractive returns

•  Under normal circumstances a Fund plans to remain fully invested in bonds and other fixed-income securities and may invest uninvested cash in affiliated money market funds
• Bond investments may include U.S. and foreign corporate and government bonds, mortgage-backed and asset-backed securities, convertible securities, participation interests and private placements
• A Fund seeks to limit risk and enhance total return or yields through careful management, sector allocation, individual securities selection and duration management
• During severe market downturns, a Fund has the option of investing up to 100% of assets in cash and cash equivalents
• The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities and mortgage prepayments

Credit quality
•  The default of an issuer would leave a Fund with unpaid interest or principal
• Junk bonds (those rated BB, Ba or
lower) have a higher risk of default,
tend to be less liquid and may be more difficult to value
• Investment-grade bonds have a lower risk of default • Junk bonds offer higher yields and higher potential gains
•  A Fund maintains its own policies for balancing credit quality against potential yields and gains in light of its investment goals
• The adviser develops its own ratings of unrated securities and makes a credit quality determination for unrated securities

JULY 1, 2007   113

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign investments
•  A Fund could lose money because of foreign government actions, political instability or lack of adequate and accurate information
• Currency exchange rate movements
could reduce gains or create losses
• Currency and investment risks tend to
be higher in emerging markets; these markets also present higher liquidity and valuation risks

•  Foreign bonds, which represent a major portion of the world’s fixed income securities, offer attractive potential performance and opportunities for diversification
• Favorable exchange rate movements could generate gains or reduce losses
• Emerging markets can offer higher returns

•  Foreign bonds are a primary investment for Emerging Markets Debt Fund and Strategic Income Fund and may be a significant investment for Bond Fund, Core Plus Bond Fund, Short Term Bond Fund, Short Term Bond Fund II and Real Return Fund
• To the extent that a Fund invests in foreign bonds, it may manage the currency exposure of its foreign investments relative to its benchmark, and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time; these currency management techniques may not be available for certain emerging markets investments; the Core Plus Bond Fund, Bond Fund, Emerging Markets Debt Fund, Real Return Fund, Short-Term Bond Fund and Strategic Income Fund may also use forward foreign currency contracts for risk management purposes and/or to increase income and gain by establishing or adjusting exposure to particular foreign securities, markets or currencies (see also “Derivatives”)

When-issued and delayed delivery securities
• When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• A Fund can take advantage of attractive transaction opportunities	• A Fund segregates or earmarks liquid assets to offset leverage risks

Management choices
• A Fund could underperform its benchmark due to its sector, securities or duration choices	• A Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on those areas where it believes its commitment to research can most enhance returns and manage risks in a consistent way

114   JPMORGAN INCOME FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*
•  Derivatives such as futures, options, swaps and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred
• A Fund may have difficulty exiting a derivatives position
• Derivatives used for risk management or to increase a Fund’s gain may not have the intended effects and may result in losses or missed opportunities
• The counterparty to a derivatives contract could default
• Certain types of derivatives involve costs to the Funds which can reduce returns
• Derivatives that involve leverage could magnify losses
• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit a Fund’s investment flexibility
• Derivatives used for non-hedging purposes could cause losses that exceed the original investment
• Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund’s assets and defer recognition of certain of a Fund’s losses

•  Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost
• A Fund could make money and protect against losses if management’s analysis proves correct
• Derivatives that involve leverage could generate substantial gains at low cost

•  A Fund uses derivatives, such as futures, options, swaps and forward foreign currency contracts for hedging and for risk management and/or to increase income or gains (i.e., to adjust duration or yield curve exposure or to establish or adjust exposure to particular securities, markets or currencies)[2]; risk management may include management of a Fund’s exposure relative to its benchmark
• A Fund only establishes hedges that they expect will be highly correlated with underlying positions
• While a Fund may use derivatives that incidentally involve leverage, they do not use them for the specific purpose of leveraging their portfolios
• A Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Funds are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

2	The Short Term Bond Fund II does not use forward foreign currency contracts as an investment strategy to increase income or gain to the Fund.

JULY 1, 2007   115

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Securities lending
•  When a Fund lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults
• The collateral will be subject to the
risks of the securities in which it is invested
• A Fund may enhance income through the investment of the collateral received from the borrower
•  The adviser maintains a list of approved borrowers
• A Fund receives collateral equal to at least 100% of the current value of securities loaned plus accrued interest
• The lending agents indemnify a Fund against borrower default
• The adviser’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses
• Upon recall, the borrower must return the securities loaned within the normal settlement period

Illiquid holdings
• A Fund could have difficulty valuing these holdings precisely • A Fund could be unable to sell these holdings at the time or price desired	• These holdings may offer more attractive yields or potential growth/appreciation than comparable widely traded securities
•  No Fund may invest more than 15% of net assets in illiquid holdings
• To maintain adequate liquidity to meet redemptions, a Fund may hold high quality short-term instruments (including repurchase agreements for all the Funds) and, for temporary or extraordinary purposes, may borrow from banks up to 33-1/3% of the value of its total assets or draw on a line of credit[1]

Short-term trading
•  Increased trading would raise a Fund’s transaction costs
• Increased short-term capital gains distributions would raise shareholders’ income tax liability; such an increase in transaction costs and/or tax liability, if not offset by gains from short-term trading, would reduce a Fund’s returns
	• A Fund could realize gains in a short period of time • A Fund could protect against losses if a security is overvalued and its value later falls	• A Fund may use short-term trading to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

1	The Strategic Income Fund and the Short Term Bond Fund II will not borrow money in an amount which would cause, at the time of such borrowings, the aggregate amount of borrowing by such Fund to exceed 10% of that Fund’s total assets.

116   JPMORGAN INCOME FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Short Selling
•  The Bond Fund, Emerging Markets Debt Fund, Real Return Fund, Short Term Bond Fund and Strategic Income Fund may engage in short selling
• Short sales may not have the intended effects and may result in losses
• A Fund may not be able to close out a short position at a particular time or at an acceptable price
• A Fund may not be able to borrow
certain securities to sell short, resulting in missed opportunities
• Segregated or earmarked accounts with respect to short sales may limit a Fund’s investment flexibility
• Short sales involve leverage risk, credit exposure to the brokers that execute the short sale and retain the proceeds, have no cap on maximum losses and gains are limited to the price of the stock at the time of the short sale
• A Fund could make money and protect against losses if management’s analysis proves correct • Short selling may allow a Fund to generate positive returns in declining markets
•  A Fund segregates or earmarks liquid assets to cover short positions and offset a portion of the leverage risk
• A Fund makes short sales through brokers that the adviser has determined to be highly creditworthy

ETFs and other investment companies
•  If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company
• The price movement of an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss

•  Investments in other investment companies helps to manage smaller cash flows
• Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•  Generally, a Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)[1]
• Exemptive orders granted to various iShares funds (which are ETFs), other ETFs, and their investment advisers by the Securities and Exchange Commission (SEC) permit a Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs
• Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

1	Under the 1940 Act, a Fund may not own more than 3% of the outstanding voting stock of another investment company. Additionally, a Fund’s aggregate investments in other investment companies are restricted as follows: no more than 5% of a Fund’s total assets when a Fund invests in another investment company; and no more than 10% of its total assets when a Fund invests in two or more investment companies.

JULY 1, 2007   117

JPMIM—Related Performance of Separately Managed Accounts

In addition to acting as investment adviser to the Real Return Fund, JPMIM manages separate accounts using a real return strategy. The following table shows the historical performance of all accounts managed by JPMIM, which have substantially similar investment objectives, policies, strategies and risks as the Real Return Fund. The composite is provided to illustrate the past performance of JPMIM in managing substantially similar accounts. Please note that this composite does not represent the performance of the Real Return Fund. Although the accounts in the composite are managed in a substantially similar style to the Real Return Fund, their investment objectives, policies, strategies and risks are not identical. The accounts in the composite limit their investments to domestic inflation protected securities. Although the Real Return Fund primarily invests in domestic inflation protected securities, it may also invest up to thirty percent of the Fund’s total assets in foreign securities, and may also invest in derivatives and other investments in seeking to provide inflation protected return. You should not consider this performance data as an indication of future performance of the Real Return Fund or JPMIM. The accounts that are included in the composite are not subject to the same types of expenses to which the Real Return Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Real Return Fund by the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code of 1986, as amended. Consequently, the performance results for the composite could have been adversely affected if the accounts included in the composite had been regulated as investment companies under the federal securities laws.

The investment results of the composite presented below are unaudited. The investment results for the composite were not calculated pursuant to the methodology established by the Securities and Exchange Commission that is used to calculate performance results of the Real Return Fund. Rather, the performance results for the composite were calculated on a time weighted basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. The returns included in the composite reflect the deduction of the Fund’s current estimated total annual Fund operating expenses taking into account any fee waivers or expense reimbursements. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and cash equivalents are included in performance returns. Returns are calculated by geometrically linking the monthly and quarterly returns respectively. There is no use of leverage . Investors should also be aware that the use of a methodology different from what is used below to calculate performance could result in different performance data.

CALENDAR YEAR	US TIPS COMPOSITE[1]	LEHMAN BROTHERS US TIPS INDEX[2]
2003	7. 59%	8.39%
2004	7. 71%	8.45%
2005	1. 83%	2.85%
2006	(0.08)%	0.41%

ANNUALIZED PERIOD
1 Yr. Ended 2/28/07	2.25%	2.75%
3 Yr. Ended 2/28/07	2.80%	3.44%
Inception (through 2/28/07)	5.64%	6.34%

1	The information presented is for the JPMIM US TIPS Composite. The inception date of the composite is August 2002. The composite contains information from all of the separate accounts managed in a substantially similar manner as the Real Return Fund. The net performance represents total return, assuming reinvestment of all dividends and proceeds from capital transactions. The composite performance has been adjusted to reflect the estimated total annual fund operating expenses for Select Class Shares taking into account any contractual fee waivers or expense reimbursements.

2	The Lehman Brothers US TIPS Index is an unmanaged index that measures the performance of fixed income securities with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index for All Urban Consumers. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees.

118   JPMORGAN INCOME FUNDS

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JULY 1, 2007   119

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for each share class for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the representative Fund’s annual report, which is available upon request.

Select Class

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Bond Fund
September 1, 2006 through February 28, 2007 (d)	$9.20	$0.23		$0.12	$0.35	$(0.24)	$—	$(0.24)
Year Ended August 31, 2006	9.76	0.42		(0.28)	0.14	(0.43)	(0.27)	(0.70)
Year Ended August 31, 2005	9.97	0.36		0.13	0.49	(0.40)	(0.30)	(0.70)
Year Ended August 31, 2004	9.94	0.33		0.33	0.66	(0.33)	(0.30)	(0.63)
Year Ended August 31, 2003	10.04	0.40		(0.01)	0.39	(0.41)	(0.08)	(0.49)
November 1, 2001 through August 31, 2002 (e)	10.08	0.32		0.02	0.34	(0.32)	(0.06)	(0.38)
Year Ended October 31, 2001 (f)	9.43	0.52	( h)	0.70	1.22	(0.57)	—	(0.57)

Core Bond Fund
Year Ended February 28, 2007	10.56	0.47	( h)	0.11	0.58	(0.47)	—	(0.47)
July 1, 2005 through February 28, 2006 ( g)	10.90	0.33		(0.33)	—	(0.34)	—	(0.34)
Year Ended June 30, 2005	10.77	0.53		0.14	0.67	(0.54)	—	(0.54)
Year Ended June 30, 2004	11.18	0.50		(0.38)	0.12	(0.53)	—	(0.53)
Year Ended June 30, 2003	10.82	0.64		0.36	1.00	(0.63)	(0.01)	(0.64)
Year Ended June 30, 2002	10.59	0.69		0.28	0.97	(0.71)	(0.03)	(0.74)

Core Plus Bond Fund
Year Ended February 28, 2007	7.73	0.38		0.05	0.43	(0.38)	—	(0.38)
July 1, 2005 through February 28, 2006 ( g)	7.95	0.25		(0.22)	0.03	(0.25)	—	(0.25)
Year Ended June 30, 2005	7.82	0.38		0.13	0.51	(0.38)	—	(0.38)
Year Ended June 30, 2004	8.10	0.38		(0.28)	0.10	(0.38)	—	(0.38)
Year Ended June 30, 2003	7.81	0.48		0.29	0.77	(0.48)	—	(0.48)
Year Ended June 30, 2002	7.75	0.48		0.06	0.54	(0.48)	—	(0.48)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from August 31 to the last day in February.

(e)	The Fund changed its fiscal year end from October 31 to August 31.

(f)	Prior to the open of business on September 10, 2001, the class underwent a split of shares. The net asset value at the beginning of the period was restated to reflect the split.

(g)	The Fund changed its fiscal year end from June 30 to the last day of February.

(h)	Calculated based upon average shares outstanding.

(i)	Percentages prior to September 10, 2001 reflect the portfolio turnover of The U.S. Fixed Income Portfolio, in which the Fund invested all of its investable assets.

120   JPMORGAN INCOME FUNDS

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 9.31	3.81%	$1,459,959	0.65%	4.97%	0.70%	357%
9.20	1.55	1,310,157	0.65	4.69	0.71	711
9.76	5.12	202,659	0.66	3.72	0.74	559
9.97	6.88	188,775	0.66	3.33	0.78	571
9.94	3.82	308,000	0.66	3.97	0.76	679
10.04	3.57	312,000	0.66	3.95	0.74	572
10.08	13.32	315,000	0.69	5.77	0.70	423	( i)

10.67	5.69	2,128,674	0.60	4.52	0.69	8
10.56	(0.02)	2,742,810	0.60	4.69	0.72	13
10.90	6.36	2,754,702	0.60	4.72	0.79	16
10.77	1.13	4,902,736	0.60	4.60	0.81	20
11.18	9.51	4,365,709	0.60	5.80	0.82	23
10.82	9.39	2,874,707	0.60	6.35	0.83	32

7.78	5.74	875,275	0.66	4.89	0.71	26
7.73	0.46	1,216,897	0.65	4.90	0.69	15
7.95	6.73	1,252,911	0.65	4.79	0.77	20
7.82	1.22	1,306,778	0.63	4.73	0.80	24
8.10	10.10	1,276,529	0.64	5.91	0.82	16
7.81	7.08	1,312,171	0.64	6.09	0.81	23

JULY 1, 2007   121

Financial Highlights (continued)

Select Class (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Emerging Markets Debt Fund
September 1, 2006 through February 28, 2007 (d)	$8.39	$0.21		$0.39	$0.60	$(0.22)	$(0.03)	$(0.25)
Year Ended August 31, 2006	9.29	0.45		0.42	0.87	(0.46)	(1.35)	(1.81)
Year Ended August 31, 2005	9.58	0.61		1.08	1.69	(0.67)	(1.31)	(1.98)
Year Ended August 31, 2004	9.02	0.67		0.60	1.27	(0.71)	—	(0.71)
Year Ended August 31, 2003	7.53	0.68		1.53	2.21	(0.72)	—	(0.72)
August 1, 2002 through August 31, 2002 ( e)	7.05	0.05		0.49	0.54	(0.06)	—	(0.06)
Year Ended July 31, 2002	7.82	0.77		(0.77)	—	(0.77)	—	(0.77)

Government Bond Fund
Year Ended February 28, 2007	10.14	0.48		0.01	0.49	(0.48)	—	(0.48)
July 1, 2005 through February 28, 2006 ( f)	10.47	0.31		(0.33)	(0.02)	(0.31)	—	(0.31)
Year Ended June 30, 2005	10.15	0.49		0.32	0.81	(0.49)	—	(0.49)
Year Ended June 30, 2004	10.66	0.48		(0.50)	(0.02)	(0.49)	—	(0.49)
Year Ended June 30, 2003	10.25	0.56		0.40	0.96	(0.55)	—	(0.55)
Year Ended June 30, 2002	9.93	0.58		0.32	0.90	(0.58)	—	(0.58)

High Yield Bond Fund
Year Ended February 28, 2007	8.24	0.64		0.40	1.04	(0.64)	(0.02)	(0.66)
July 1, 2005 through February 28, 2006 ( f)	8.30	0.43		(0.06)	0.37	(0.43)	—	(0.43)
Year Ended June 30, 2005	8.18	0.63		0.14	0.77	(0.63)	(0.02)	(0.65)
Year Ended June 30, 2004	7.93	0.61		0.25	0.86	(0.61)	—	(0.61)
Year Ended June 30, 2003	7.31	0.67		0.62	1.29	(0.67)	—	(0.67)
Year Ended June 30, 2002	8.20	0.72		(0.89)	(0.17)	(0.72)	—	(0.72)

Intermediate Bond Fund
Year Ended February 28, 2007	10.31	0.49	( g)	0.08	0.57	(0.50)	—	(0.50)
July 1, 2005 through February 28, 2006 ( f)	10.65	0.35		(0.34)	0.01	(0.35)	—	(0.35)
Year Ended June 30, 2005	10.62	0.55		0.01	0.56	(0.53)	—	(0.53)
Year Ended June 30, 2004	11.01	0.49		(0.37)	0.12	(0.51)	—	(0.51)
Year Ended June 30, 2003	10.70	0.59		0.33	0.92	(0.61)	—	(0.61)
Year Ended June 30, 2002	10.50	0.65		0.21	0.86	(0.66)	—	(0.66)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from August 31 to the last day in February.

(e)	The Fund changed its fiscal year end from July 31 to August 31.

(f)	The Fund changed its fiscal year end from June 30 to the last day of February.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Voluntary contribution from Advisor. The total return without the voluntary contribution would have been 10.46%.

(j)	Includes interest expense of 0.01%.

(k)	Percentages prior to September 10, 2001 reflect the portfolio turnover of The Emerging Markets Debt Portfolio, in which the Fund invested all of its investable assets.

122   JPMORGAN INCOME FUNDS

						Ratios/Supplemental data
							Ratios to average net assets (a)
Contribution from affiliate	Redemption fees		Net asset value, end of period	Total return (b)(c)		Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$—	$—	( h)	$8.74	7.17%		$125,421	1.25%		4.98%	1.35%	68%
0.04( i)	—	( h)	8.39	10.99	( i)	117,423	1.26	( j)	5.77	1.42	270
—	—	( h)	9.29	19.87		34,448	1.25		6.56	1.72	337
—	—		9.58	14.56		36,145	1.26	( j)	7.01	1.65	166
—	—		9.02	30.49		60,000	1.25		8.11	1.52	157
—	—		7.53	7.69		41,000	1.25		9.86	1.30	12
—	—		7.05	(0.67)		35,000	1.25		9.59	1.54	110	( k)

—	—		10.15	4.99		891,369	0.50		4.74	0.73	24
—	—		10.14	(0.16)		805,018	0.54		4.58	0.72	6
—	—		10.47	8.15		824,646	0.56		4.67	0.71	10
—	—		10.15	(0.16)		758,403	0.62		4.65	0.69	16
—	—		10.66	9.58		727,267	0.62		5.25	0.68	19
—	—		10.25	9.22		785,343	0.62		5.63	0.68	24

—	—	( h)	8.62	13.18		1,038,528	0.87		7.67	1.06	69
—	—	( h)	8.24	4.53		960,421	0.86		7.77	1.05	47
—	—	( h)	8.30	9.74		988,281	0.87		7.47	1.01	68
—	—		8.18	11.22		1,043,708	0.86		7.59	0.98	58
—	—		7.93	18.90		715,924	0.89		9.23	1.00	52
—	—		7.31	(2.34)		468,111	0.90		9.21	1.02	34

—	—		10.38	5.68		730,909	0.58		4.82	0.71	5
—	—		10.31	0.11		914,815	0.58		5.02	0.73	5
—	—		10.65	5.37		941,813	0.58		4.70	0.79	10
—	—		10.62	1.11		1,525,275	0.58		4.51	0.82	17
—	—		11.01	8.79		1,362,926	0.58		5.51	0.82	24
—	—		10.70	8.37		1,183,685	0.58		6.13	0.82	33

JULY 1, 2007   123

Financial Highlights (continued)

Select Class (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Mortgage-Backed Securities Fund
Year Ended February 28, 2007	$10.38	$0.49		$0.10	$0.59	$(0.49)	$—	$(0.49)
July 1, 2005 through February 28, 2006 (d)	10.67	0.34		(0.29)	0.05	(0.34)	—	(0.34)
Year Ended June 30, 2005	10.61	0.42		0.17	0.59	(0.53)	—	(0.53)
Year Ended June 30, 2004	10.75	0.45		(0.10)	0.35	(0.49)	—	(0.49)
Year Ended June 30, 2003	10.89	0.62		(0.06)	0.56	(0.69)	(0.01)	(0.70)
Year Ended June 30, 2002	10.47	0.76		0.43	1.19	(0.76)	(0.01)	(0.77)

Real Return Fund
September 1, 2006 through February 28, 2007 ( e)	9.53	0.06		0.02	0.08	(0.07)	—	(0.07)
Year ended August 31, 2006 ( f)	10.00	0.48		(0.49)	(0.01)	(0.46)	—	(0.46)

Short Duration Bond Fund
Year Ended February 28, 2007	10.44	0.41	( i)	0.10	0.51	(0.42)	—	(0.42)
July 1, 2005 through February 28, 2006 (d)	10.52	0.23		(0.08)	0.15	(0.23)	—	(0.23)
Year Ended June 30, 2005	10.63	0.32		(0.12)	0.20	(0.31)	—	(0.31)
Year Ended June 30, 2004	10.87	0.30		(0.23)	0.07	(0.31)	—	(0.31)
Year Ended June 30, 2003	10.73	0.39		0.17	0.56	(0.42)	—	(0.42)
Year Ended June 30, 2002	10.57	0.51		0.18	0.69	(0.53)	—	(0.53)

Short Term Bond Fund
September 1, 2006 through February 28, 2007 ( e)	9.51	0.23		0.03	0.26	(0.24)	—	(0.24)
Year Ended August 31, 2006	9.64	0.44		(0.14)	0.30	(0.43)	—	(0.43)
Year Ended August 31, 2005	9.84	0.32		(0.17)	0.15	(0.35)	—	(0.35)
Year Ended August 31, 2004	9.86	0.22		(0.02)	0.20	(0.22)	—	(0.22)
Year Ended August 31, 2003	10.04	0.26		(0.03)	0.23	(0.27)	(0.14)	(0.41)
November 1, 2001 to August 31, 2002 ( g)	10.03	0.28		0.04	0.32	(0.27)	(0.04)	(0.31)
Year Ended October 31, 2001 ( h)	9.61	0.51	(i)	0.46	0.97	(0.55)	—	(0.55)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	The Fund changed its fiscal year end from August 31 to the last day in February.

(f)	Commencement of operations was September 1, 2005.

(g)	The Fund changed its fiscal year end from October 31 to August 31.

(h)	Prior to the open of business on September 10, 2001, the class underwent a split of shares. The net asset value at the beginning of the period was restated to reflect the split.

(i)	Calculated based upon average shares outstanding.

(j)	Percentages prior to September 10, 2001 reflect the portfolio turnover of The Short Term Bond Portfolio, in which the Fund invested all of its investable assets.

124   JPMORGAN INCOME FUNDS

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 10.48	5.83%	$111,656	0.40%	4.71%	0.73%	18%
10.38	0.54	103,491	0.40	4.92	0.72	16
10.67	5.70	123,104	0.40	4.54	0.55	25
10.61	3.30	1,530,225	0.40	4.12	0.54	35
10.75	5.30	1,137,661	0.40	5.56	0.55	36
10.89	11.71	613,936	0.40	7.28	0.57	30

9.54	0.83	61,757	0.65	1.18	1.09	154
9.53	0.01	58,882	0.65	5.20	1.21	223

10.53	4.99	277,452	0.55	3.89	0.66	44
10.44	1.39	497,708	0.55	3.21	0.66	22
10.52	1.94	559,775	0.55	2.85	0.79	27
10.63	0.67	1,045,405	0.55	2.75	0.81	54
10.87	5.28	923,772	0.55	3.60	0.81	27
10.73	6.67	810,740	0.55	4.87	0.81	50

9.53	2.72	1,190,100	0.55	4.96	0.64	143
9.51	3.22	640,217	0.55	4.73	0.65	540
9.64	1.52	159,035	0.56	3.48	0.68	194
9.84	1.99	94,681	0.58	2.22	0.73	261
9.86	2.28	122,000	0.56	2.59	0.71	386
10.04	3.21	122,000	0.57	3.22	0.72	215
10.03	10.39	67,000	0.60	5.22	0.82	160	( j)

JULY 1, 2007   125

Financial Highlights (continued)

Select Class (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions
Short Term Bond Fund II
September 1, 2006 through February 28, 2007 (d)	$9.86	$0.23	( i)	$0.02	$0.25	$(0.25)	$—	$—		$(0.25)
Year Ended August 31, 2006	10.03	0.47		(0.19)	0.28	(0.45)	—	—		(0.45)
Year Ended August 31, 2005	10.22	0.32		(0.18)	0.14	(0.33)	—	—		(0.33)
Year Ended August 31, 2004	10.25	0.23	( i)	(0.03)	0.20	(0.23)	—	—	( j)	(0.23)
Year Ended August 31, 2003	10.35	0.27	( i)	(0.05)	0.22	(0.27)	(0.05)	—	( j)	(0.32)
November 1, 2001 to August 31, 2002 (e)	10.40	0.26		0.07	0.33	(0.27)	(0.11)	—		(0.38)
Year Ended October 31, 2001	9.90	0.42	( i)	0.57	0.99	(0.49)	—	—		(0.49)

Strategic Income Fund (f)
September 1, 2006 through February 28, 2007 (d)	9.12	0.23	( i)	0.14	0.37	(0.25)	—	—		(0.25)
Year Ended August 31, 2006	9.33	0.45	( i)	(0.13)	0.32	(0.53)	—	—		(0.53)
Year Ended August 31, 2005	9.08	0.46		0.19	0.65	(0.40)	—	—		(0.40)
Year Ended August 31, 2004	8.92	0.49	( i)	0.16	0.65	(0.49)	—	—		(0.49)
Year Ended August 31, 2003	8.65	0.45	( i)	0.27	0.72	(0.45)	—	—		(0.45)
November 1, 2001 through August 31, 2002 (e)	8.95	0.45		(0.31)	0.14	(0.42)	—	(0.02)		(0.44)
Year Ended October 31, 2001 (g)	9.42	0.67	( i)	(0.38)	0.29	(0.76)	—	—		(0.76)

Treasury & Agency Fund
Year Ended February 28, 2007	9.74	0.48		(0.04)	0.44	(0.48)	—	—		(0.48)
July 1, 2005 through February 28, 2006 ( h)	9.99	0.33		(0.25)	0.08	(0.33)	—	—		(0.33)
Year Ended June 30, 2005	10.30	0.44		(0.19)	0.25	(0.45)	(0.11)	—		(0.56)
Year Ended June 30, 2004	10.75	0.37		(0.39)	(0.02)	(0.38)	(0.05)	—		(0.43)
Year Ended June 30, 2003	10.32	0.41		0.43	0.84	(0.41)	—	—		(0.41)
Year Ended June 30, 2002	10.03	0.47		0.29	0.76	(0.47)	—	—		(0.47)

Ultra Short Duration Bond Fund
Year Ended February 28, 2007	9.74	0.47		0.03	0.50	(0.47)	—	—		(0.47)
July 1, 2005 through February 28, 2006 ( h)	9.83	0.27		(0.08)	0.19	(0.28)	—	—		(0.28)
Year Ended June 30, 2005	9.88	0.29		(0.03)	0.26	(0.31)	—	—		(0.31)
Year Ended June 30, 2004	9.97	0.23		(0.06)	0.17	(0.26)	—	—		(0.26)
Year Ended June 30, 2003	9.95	0.27		0.04	0.31	(0.29)	—	—		(0.29)
Year Ended June 30, 2002	9.86	0.40		0.10	0.50	(0.41)	—	—		(0.41)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from August 31 to the last day in February.

(e)	The Fund changed its fiscal year end from October 31 to August 31.

(f)	Prior to June 16, 2006, the Fund was named Global Strategic Income Fund.

(g)	Prior to the open of business on September 10, 2001, the class underwent a split of shares. The net asset value at the beginning of the period was restated to reflect the split.

(h)	The Fund changed its fiscal year end from June 30 to the last day of February.

( i)	Calculated based upon average shares outstanding.

( j)	Amount rounds to less than $0.01.

( k)	Includes interest expense of 0.01%.

( l)	Percentages prior to September 10, 2001 reflect the portfolio turnover of The Global Strategic Income Portfolio, in which the Fund invested all of its investable assets.

126   JPMORGAN INCOME FUNDS

			Ratios/Supplemental data
				Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$—	$9.86	2.54%	$151,633	0.50%		4.75%	0.72%	246%
—	9.86	2.91	375,097	0.50		4.71	0.70	479
—	10.03	1.35	432,056	0.50		3.21	0.68	201
—	10.22	2.01	492,178	0.50		2.26	0.70	253
—	10.25	2.15	342,000	0.50		2.58	0.70	319
—	10.35	3.30	144,000	0.50		2.91	0.70	192
—	10.40	10.29	144,000	0.50		4.15	0.77	315

—	9.24	4.07	1,627	0.90		5.03	3.46	223
—( j)	9.12	3.58	1,796	0.90		4.94	3.32	299
—	9.33	7.30	1,892	0.95		4.30	1.86	461
—	9.08	7.48	2,364	1.01	( k)	5.44	1.95	152
—	8.92	8.48	3,000	1.00		5.10	1.48	248
—	8.65	1.61	5,000	1.00		6.08	1.48	178
—	8.95	5.46	5,000	1.00		7.32	2.63	107	( l)

—	9.70	4.65	67,699	0.45		4.95	0.78	10
—	9.74	0.87	48,965	0.45		5.07	0.79	20
—	9.99	2.48	45,461	0.42		4.30	0.67	22
—	10.30	(0.23)	49,053	0.40		3.55	0.60	23
—	10.75	8.28	51,797	0.40		3.86	0.60	33
—	10.32	7.69	54,819	0.40		4.59	0.60	41
—

—	9.77	5.29	565,561	0.45		4.79	0.66	26
—	9.74	1.96	668,770	0.45		4.07	0.66	9
—	9.83	2.71	764,427	0.45		2.91	0.74	26
—	9.88	1.69	1,144,000	0.45		2.22	0.77	46
—	9.97	3.12	1,127,169	0.45		2.61	0.77	36
—	9.95	5.15	581,377	0.40		3.94	0.77	39

JULY 1, 2007   127

Legal Proceedings and Additional Fee and Expense Information

LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE
INFORMATION AFFECTING THE JPMT II FUNDS

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the ‘SEC Order’) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

In addition, on August 30, 2005, the commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right to Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. In June 2007, the matter, which generally related to the same facts that were the subject of the SEC Order and NYAG settlement discussed above, was settled, and the West Virginia Order will be vacated.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

The following information is provided with respect to the Funds which are series of JPMorgan Trust II and which were former series of One Group Mutual Funds. The settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

128   JPMORGAN INCOME FUNDS

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIA that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIA and/or its affiliates, as applicable.

The table below shows the Reduced Rates for the Select Class Shares of the Government Bond Fund .

REDUCED RATE FUND

	Class	Net Expense Ratio %	Gross Expense Ratio %
JPMorgan Government Bond Fund	Select	0.56	0.74

The table below shows the ratios for Select Class Shares of the Funds offered in this prospectus subject to the Non-Reduced Rate.

NON-REDUCED RATE FUNDS

	Class	Net Expense Ratio %	Gross Expense Ratio %
JPMorgan Ultra Short Duration Bond Fund	Select	0.47	0.68
JPMorgan Treasury & Agency Fund	Select	0.45	0.78
JPMorgan Short Duration Bond Fund	Select	0.55	0.66
JPMorgan Intermediate Bond Fund	Select	0.59	0.72
JPMorgan Core Bond Fund	Select	0.61	0.70
JPMorgan Core Plus Bond Fund	Select	0.6 8	0.72
JPMorgan Mortgage-Backed Securities Fund	Select	0.42	0.75
JPMorgan High Yield Bond Fund	Select	0. 90	1.06

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On 7/1/07, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIA and/or its affiliates; and the Gross Expense Ratios thereafter.

JULY 1, 2007   129

Legal Proceedings and Additional Fee and Expense Information (continued)

“Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year. “Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.”

Your actual costs may be higher or lower than those shown.

Reduced Rate Fund

JPMorgan Government Bond Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$57	5.00%	4.44%	4.44%
June 30, 2009	79	10.25	8.89	4.26
June 30, 2010	82	15.76	13.53	4.26
June 30, 2011	86	21.55	18.36	4.26
June 30, 2012	89	27.63	23.41	4.26
June 30, 2013	93	34.01	28.66	4.26
June 30, 2014	97	40.71	34.14	4.26
June 30, 2015	101	47.75	39.86	4.26
June 30, 2016	106	55.13	45.82	4.26
June 30, 2017	110	62.89	52.03	4.26

Non-Reduced Rate Funds

JPMorgan Ultra Short Duration Bond Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$48	5.00%	4.53%	4.53%
June 30, 2009	73	10.25	9.05	4.32
June 30, 2010	76	15.76	13.76	4.32
June 30, 2011	79	21.55	18.67	4.32
June 30, 2012	82	27.63	23.80	4.32
June 30, 2013	86	34.01	29.15	4.32
June 30, 2014	90	40.71	34.72	4.32
June 30, 2015	94	47.75	40.54	4.32
June 30, 2016	98	55.13	46.62	4.32
June 30, 2017	102	62.89	52.95	4.32

130   JPMORGAN INCOME FUNDS

JPMorgan Treasury & Agency Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$46	5.00%	4.55%	4.55%
June 30, 2009	83	10.25	8.96	4.22
June 30, 2010	87	15.76	13.56	4.22
June 30, 2011	90	21.55	18.35	4.22
June 30, 2012	94	27.63	23.35	4.22
June 30, 2013	98	34.01	28.55	4.22
June 30, 2014	102	40.71	33.98	4.22
June 30, 2015	107	47.75	39.63	4.22
June 30, 2016	111	55.13	45.52	4.22
June 30, 2017	116	62.89	51.66	4.22

JPMorgan Short Duration Bond Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$56	5.00%	4.45%	4.45%
June 30, 2009	70	10.25	8.98	4.34
June 30, 2010	73	15.76	13.71	4.34
June 30, 2011	77	21.55	18.65	4.34
June 30, 2012	80	27.63	23.80	4.34
June 30, 2013	83	34.01	29.17	4.34
June 30, 2014	87	40.71	34.78	4.34
June 30, 2015	91	47.75	40.63	4.34
June 30, 2016	95	55.13	46.73	4.34
June 30, 2017	99	62.89	53.10	4.34

JPMorgan Intermediate Bond Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$60	5.00%	4.41%	4.41%
June 30, 2009	77	10.25	8.88	4.28
June 30, 2010	80	15.76	13.54	4.28
June 30, 2011	83	21.55	18.40	4.28
June 30, 2012	87	27.63	23.47	4.28
June 30, 2013	91	34.01	28.75	4.28
June 30, 2014	95	40.71	34.26	4.28
June 30, 2015	99	47.75	40.01	4.28
June 30, 2016	103	55.13	46.00	4.28
June 30, 2017	107	62.89	52.25	4.28

JULY 1, 2007   131

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Core Bond Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$62	5.00%	4.39%	4.39%
June 30, 2009	75	10.25	8.88	4.30
June 30, 2010	78	15.76	13.56	4.30
June 30, 2011	81	21.55	18.44	4.30
June 30, 2012	85	27.63	23.54	4.30
June 30, 2013	88	34.01	28.85	4.30
June 30, 2014	92	40.71	34.39	4.30
June 30, 2015	96	47.75	40.17	4.30
June 30, 2016	100	55.13	46.20	4.30
June 30, 2017	105	62.89	52.48	4.30

JPMorgan Core Plus Bond Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$69	5.00%	4.32%	4.32%
June 30, 2009	77	10.25	8.78	4.28
June 30, 2010	80	15.76	13.44	4.28
June 30, 2011	83	21.55	18.30	4.28
June 30, 2012	87	27.63	23.36	4.28
June 30, 2013	91	34.01	28.64	4.28
June 30, 2014	95	40.71	34.14	4.28
June 30, 2015	99	47.75	39.89	4.28
June 30, 2016	103	55.13	45.87	4.28
June 30, 2017	107	62.89	52.12	4.28

JPMorgan Mortgage-Backed Securities Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$43	5.00%	4.58%	4.58%
June 30, 2009	80	10.25	9.02	4.25
June 30, 2010	84	15.76	13.66	4.25
June 30, 2011	87	21.55	18.49	4.25
June 30, 2012	91	27.63	23.52	4.25
June 30, 2013	95	34.01	28.77	4.25
June 30, 2014	99	40.71	34.25	4.25
June 30, 2015	103	47.75	39.95	4.25
June 30, 2016	107	55.13	45.90	4.25
June 30, 2017	112	62.89	52.10	4.25

132   JPMORGAN INCOME FUNDS

JPMorgan High Yield Bond Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$92	5.00%	4.10%	4.10%
June 30, 2009	113	10.25	8.20	3.94
June 30, 2010	117	15.76	12.46	3.94
June 30, 2011	122	21.55	16.90	3.94
June 30, 2012	126	27.63	21.50	3.94
June 30, 2013	131	34.01	26.29	3.94
June 30, 2014	137	40.71	31.26	3.94
June 30, 2015	142	47.75	36.44	3.94
June 30, 2016	147	55.13	41.81	3.94
June 30, 2017	153	62.89	47.40	3.94

JULY 1, 2007   133

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HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

If you buy shares through a Financial Intermediary, please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102
1-202-551-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for each of the Funds, except the Bond Fund, the Emerging Markets Debt Fund, the Real Return Fund, the Strategic Income Fund, the Short Term Bond Fund and the Short Term Bond Fund II, is 811-4236.

Investment Company Act File No. for the Bond Fund, the Emerging Markets Debt Fund, the Real Return Fund, the Strategic Income Fund, and the Short Term Bond Fund is 811- 21295 .

Investment Company Act File No. for the Short Term Bond Fund II is 811-5151.

© JPMorgan Chase & Co., 2007 All rights reserved. July 2007.	PR-INCS-707

JPMORGAN INCOME FUNDS

JPMorgan Core Plus Bond Fund
(All Share Classes)
(a series of JPMorgan Trust II)

Supplement dated July 1, 2007
to the Prospectus dated July 1, 2007

The Board of Trustees of JPMorgan Trust II (the “Trust”) has approved changes to the strategies of the JPMorgan Core Plus Bond Fund (the “Fund”). On or around September 15, 2007 (the “Effective Date”), these changes will become effective and new prospectuses dated on the Effective Date (the “New Prospectuses”) will replace the existing prospectuses for the Fund (the “Existing Prospectuses”). Please note that the New Prospectuses reflecting the changes for the Fund are not yet effective and that the information in this supplement is not complete and may be changed at any time prior to the Effective Date. The following is a brief summary of some of the changes. Investors should refer to the New Prospectuses, once available, for a more complete discussion of the Fund’s strategies and risks after the Effective Date.

Changes to investment strategies. On the Effective Date, the following changes will become effective with respect to the Fund:

•	The Fund may invest up to 35% of its total assets in below investment grade securities (also known as junk bonds or high yield securities) or, if unrated, determined by the Fund’s adviser to be of comparable quality. Such securities may include so called “distressed debt” (e.g., securities of issuers experiencing financial or operating difficulties or operating in troubled industries that present attractive risk-reward characteristics.) Currently, the Fund may invest only up to 30% of its total assets in such securities.

•	The restrictions that the Fund may invest no more than 20% of its total assets in securities rated below the fifth rating category will be eliminated.

•	The Fund may invest up to 35% of its assets in foreign securities, including securities denominated in foreign currencies and emerging market debt securities (some of which may be high yield securities subject to the limitations rated above). Currently, the Fund may only invest up to 25% of its net assets in debt securities issued or guaranteed by foreign governments or their agencies and instrumentalities and debt securities issued by foreign corporations and supranational banks and foreign securities denominated in foreign currencies must be rated in the four highest investment grades or, if unrated, determined by the Adviser to be of comparable quality.

•	The Fund may invest in common stock and other equity securities in addition to preferred stock and convertible securities.

•	In connection with its investments in non-dollar denominated investments, the Fund may use forward foreign currency exchange contracts and other derivatives to increase income and gain to the Fund in addition to hedging non-dollar denominated investments.

•	The Fund will be permitted to invest in relative value strategies such as credit-oriented trades and other combinations of derivatives and/or securities and derivatives.

In addition, the Fund as part of this revised investment strategy may increase investments in certain securities and instruments that are permissible investments for the Fund but to date have not been regularly utilized including preferred stock, distressed debt, loan participations and assignments (including unfunded commitments), credit default swaps, mortgage dollar rolls, interest rate swaps, and futures.

Changes to the fund’s main risks. The changes in investment strategies may also result in increased or additional risks. On the Effective Date, the Fund will be permitted to invest a greater amount of its assets in high yield securities and foreign and emerging market securities. High yield securities may include foreign securities and emerging market debt securities. High yield securities are considered to be speculative and are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. Investments in foreign securities involve risks in addition to those of U.S. investments including political and economic risks, currency exchange rate fluctuation and exchange control regulations, higher transactions costs, delayed

SUP-CPB-707

settlement and less stringent investor protection and disclosure standards of some foreign markets. These risks are magnified in countries that are emerging markets.

The Fund’s increased use of derivatives in connection with its relative value and investment strategies may also increase the risks to the Fund. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investments. The Fund’s use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

The Fund’s investments in common stock and other equity securities will be subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions.

Investors should refer to the Fund’s New Prospectuses for a more complete discussion of the main risks associated with the Fund’s investments strategies after the Effective Date.

Changes in investment process. On the Effective Date, the Fund’s investment process will provide as follows:

JPMorgan Investment Advisors Inc. (JPMIA) allocates the Fund’s assets among a range of sectors based on strategic positioning and other tactical considerations. The Fund’s allocations will be reviewed and rebalanced periodically, if appropriate. Individual portfolio managers will be responsible for day-to-day investment management decisions on the assets that are allocated to their respective sleeves; provided, however, excluding distressed debt, the remaining credit of the portfolio will be managed across the ratings continuum, not in separate investment grade and high yield sleeves. JPMIA will look for market sectors and individual securities that it believes will perform well over time. JPMIA selects individual securities after performing a risk/rewards analysis that includes an evaluation of interest rate risk, credit risk, currency risk, and the complex legal and technical structure of the transactions. With respect to the high yield portion of the Fund, JPMIA focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors.

Management of the fund. After the Effective Date, the portfolio management team will continue to be led by Gary J. Madich, Managing Director and CFA charterholder, who will be responsible for the overall allocation of the Fund. In addition to Mr. Madich, the four members of the portfolio management team with the most significant responsibility for day-to-day management of the Fund will be James A. Sexton, Managing Director, who also will assist in the overall allocation strategy, Mark M. Jackson, Vice President and CFA charterholder, Frederick A. Sabetta, Vice President, CPA, and CFA charterholder, and Richard Figuly, Vice President. The team will also include additional portfolio managers who will make day to day decisions concerning all alternative strategies such as emerging markets debt. Biographies for Mr. Madich, Mr. Sexton, Mr. Jackson, Mr. Sabetta, and Mr. Figuly are included in the July 1, 2007 Prospectuses.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

PROSPECTUS JULY 1, 2007

JPMorgan

Income

Funds

Ultra Shares

JPMorgan Ultra Short Duration Bond Fund
JPMorgan Short Duration Bond Fund
JPMorgan Intermediate Bond Fund
JPMorgan Core Bond Fund
JPMorgan Core Plus Bond Fund
JPMorgan Bond Fund
JPMorgan Mortgage-Backed Securities Fund
JPMorgan Government Bond Fund
JPMorgan High Yield Bond Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Ultra Short Duration Bond Fund	1
JPMorgan Short Duration Bond Fund	7
JPMorgan Intermediate Bond Fund	13
JPMorgan Core Bond Fund	19
JPMorgan Core Plus Bond Fund	25
JPMorgan Bond Fund	31
JPMorgan Mortgage-Backed Securities Fund	3 7
JPMorgan Government Bond Fund	4 3
JPMorgan High Yield Bond Fund	4 8
The Funds’ Management and Administration	5 4
How to Do Business with the Funds	5 7
Purchasing Fund Shares	5 7
Networking and Sub-Transfer Agency Fees	60
Exchanging Fund Shares	6 1
Redeeming Fund Shares	6 1
Shareholder Information	6 4
Distributions and Taxes	6 4
Shareholder Statements and Reports	6 5
Availability of Proxy Voting Record	6 5
Portfolio Holdings Disclosure	6 5
Investment Practices	6 6
Risk and Reward Elements for the Funds	7 4
Financial Highlights	8 0
Legal Proceedings and Additional Fee and Expense Information	8 4
How to Reach Us	Inside back cover

JPMorgan Ultra Short Duration Bond Fund

What is the goal of the Fund?

The Fund seeks a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade securities.

What are t he Fund’s m ain i nvestment s trateg ies?

The Fund mainly invests in all types of investment grade debt securities or unrated debt securities which JPMorgan Investment Advisors Inc. (JPMIA or the adviser) determines to be of comparable quality, including mortgage-backed securities, asset-backed securities, adjustable rate mortgages, other structured investments including collateralized mortgage obligations, and money market instruments. Under normal circumstances, the Fund will invest at least 80% of its assets in bonds. For purposes of this policy, assets mean net assets plus the amount of borrowings for investment purposes.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

The Fund will maintain a maximum interest rate sensitivity approximately equal to that of a two-year U.S. Treasury security, although the Fund’s actual interest rate sensitivity is expected to be approximately equal to that of a one-year U.S. Treasury security.

The Fund invests in fixed and floating rate debt securities representing an interest in or secured by residential mortgage loans. These securities often are issued or guaranteed by the U.S. government, its agencies or instrumentalities such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac). However, the Fund also may purchase mortgage-backed securities and asset-backed securities that are issued by non-governmental entities. Such securities may or may not have private insurer guarantees of timely payments.

The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments , for risk management and/or to increase income or gain to the Fund.

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. JPMIA looks for individual securities that it believes will perform well over time. JPMIA selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

JULY 1, 2007   1

JPMorgan Ultra Short Duration Bond Fund (continued)

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities are considered to have speculative characteristics , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae, or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

2   JPMORGAN INCOME FUNDS

Temporary Defensive Positions and Redemption Risk s . To respond to unusual circumstances and for cash management purposes, the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meetings its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions .

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 66–78.

JULY 1, 2007   3

JPMorgan Ultra Short Duration Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Ultra Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Short 9–12 Month U.S. Treasury Index, a broad-based securities market index, and the Lipper Ultra Short Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 2000	2.30%	Worst Quarter	2nd quarter, 2004	–0.18%

*	Ultra Shares were launched on 2/22/05. The performance in the bar chart prior to 1/1/06 is based on the performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 1.48%.

4   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2006*

	Past 1 Year	Past 5 Years	Past 10 Years
ULTRA
Return Before Taxes	5.09	3.37	4.69
Return After Taxes on Distributions	3.28	2.08	2.85
Return After Taxes on Distributions and Sale of Fund Shares	3.28	2.11	2.86

LEHMAN BROTHERS SHORT 9–12 MONTH U.S. TREASURY INDEX1ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.39	2.44	4.19

LIPPER ULTRA SHORT FUNDS INDEX2ˆ
(Reflects No Deduction for Taxes)	4.62	2.58	4.10

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The performance figures in the table for the period before Ultra Shares were launched on 2/22/05 are based on the Fund’s Select Class Shares, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

1	The Lehman Brothers Short 9–12 Month U.S. Treasury Index is an unmanaged index, which includes aged U.S. Treasury notes and bonds with a remaining maturity from nine up to, but not including, twelve months. It excludes zero-coupon strips. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses .

2	The performance of the Lipper Ultra Short Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2007   5

JPMorgan Ultra Short Duration Bond Fund (continued)

Investor Expenses for Ultra Shares

The expenses of Ultra Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Ultra assets)

Management Fees	0.25
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	NONE
Other Expenses[1]	0.16
Acquired Fund Fees and Expenses[2]	0.02
Total Annual Operating Expenses [3,4]	0.43

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/28/07. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Ultra Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.44% of its average daily net assets through 6/30/08. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.41% of the average daily net assets for Ultra Shares.

Example

The example below is intended to help you compare the cost of investing in Ultra Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	total annual operating expenses .

This example is for comparison only; the actual returns of Ultra Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
44	138	241	542

6   JPMORGAN INCOME FUNDS

JPMorgan Short Duration Bond Fund

What is the goal of the Fund?

The Fund seeks current income consistent with preservation of capital through investment in high- and medium-grade fixed income securities.

What are t he Fund’s m ain i nvestment s trateg ies?

The Fund mainly invests in investment grade debt securities or unrated debt securities which the adviser, JPMIA, determines to be of comparable quality, with short to intermediate remaining maturities. These include U.S. government obligations, such as Ginnie Mae, Fannie Mae or Freddie Mac securities and mortgage-backed securities, asset-backed securities, corporate debt obligations, and other structured investments including collateralized mortgage obligations.

Under normal circumstances, the Fund invests at least 80% of its assets in bonds. For purposes of this policy, assets mean net assets plus the amount of borrowings for investment purposes.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

Up to 20% of the Fund’s assets may be invested in preferred stock.

The Fund also may purchase taxable or tax-exempt municipal securities. The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category. The Fund’s effective average weighted maturity ordinarily will be three years or less taking into account expected amortization and prepayment of principal on certain investments. See page 6 6 for a discussion of average weighted maturity.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments , and for risk management and/or to increase income or gain to the Fund.

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. JPMIA looks for market sectors and individual securities that it believes will perform well over time. JPMIA selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

JULY 1, 2007   7

JPMorgan Short Duration Bond Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities are considered to have speculative characteristics , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Derivatives Risk.   The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have it s own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Temporary Defensive Positions and Redemption Risk s . To respond to unusual circumstances and for cash management purposes , the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment

8   JPMORGAN INCOME FUNDS

objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 66–78.

JULY 1, 2007   9

JPMorgan Short Duration Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Ultra Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers 1–3 Year Government/Credit Bond Index, a broad-based securities market index, and the Lipper Short U.S. Government Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2001	3.24%	Worst Quarter	2nd quarter, 2004	–0.90%

*	Ul tra Shares were launched on 2/22/05. The performance in the bar chart prior to 1/1/06 is based on the performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 1.45%.

10   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2006*

	Past 1 Year	Past 5 Years	Past 10 Years
ULTRA
Return Before Taxes	4.57	3.28	4.81
Return After Taxes on Distributions	3.08	1. 95	2.96
Return After Taxes on Distributions and Sale of Fund Shares	2.95	2.01	2.96

LEHMAN BROTHERS 1–3 YEAR GOVERNMENT/CREDIT BOND INDEX1ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.25	3.27	4.97

LIPPER SHORT U.S. GOVERNMENT FUNDS INDEX2ˆ
(Reflects No Deduction for Taxes)	4.03	2.67	4.35

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The performance figures in the table for the period before Ultra Shares were launched on 2/22/05 are based on the Fund’s Select Class Shares, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

1	The Lehman Brothers 1–3 Year Government/Credit Bond Index is an unmanaged index of investment grade government and corporate bonds with maturities of one to three years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses .

2	The performance of the Lipper Short U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2007   11

JPMorgan Short Duration Bond Fund (continued)

Investor Expenses for Ultra Shares

The expenses of Ultra Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUNDS OPERATING EXPENSES (%)

(Expenses that are deducted from Ultra assets)

Management Fees	0.25
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	NONE
Other Expenses[1]	0.16
Total Annual Operating Expenses [2]	0.41

1	“Other Expenses” have been calculated based on the actual amounts i ncurred in the most recent fiscal year.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/ or reimburse expenses to the extent that total annual operating expenses of the Ultra Shares (excluding A cquired F und F ees and E xpenses, interest, taxes and extraordinary expenses, expenses related to the Board of Trustees’ deferred compensation plan and dividend expenses relating to short sales) exceed 0.44% of its average daily net assets through 6/30/08. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Ultra Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	total annual operating expenses .

This example is for comparison only; the actual returns of Ultra Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
42	132	230	518

12   JPMORGAN INCOME FUNDS

JPMorgan Intermediate Bond Fund

What is the goal of t he Fund ?

The Fund seeks current income consistent with the preservation of capital by investing in high- and medium-grade fixed income securities with intermediate maturities.

What are t he Fund’s m ain i nvestment s trateg ies?

The Fund mainly invests in investment grade debt securities of all types or unrated debt securities which the adviser, JPMIA, determines to be of comparable quality, including bonds, notes and U.S. government obligations with intermediate maturities. These include mortgage-backed , asset-backed securities and collateralized mortgage obligations .

As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds and at least 50% of total assets will consist of obligations issued by the U.S. government or its agencies and instrumentalities, some of which may be subject to repurchase agreements. For purposes of this policy, the Fund’s net assets include borrowing by the Fund for investment purposes. U.S. government obligations include U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

Up to 20% of the Fund’s assets may be invested in preferred stock.

The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category. The Fund’s average weighted maturity will ordinarily range between three and ten years, taking into account expected prepayment of principal on certain investments. The Fund may shorten that average weighted maturity to as little as one year for temporary defensive purposes. See page 6 6 for a discussion of average weighted maturity.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments , for risk management and/or to increase income or gain to the Fund.

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities by analyzing both individual securities and different market sectors. JPMIA looks for market sectors and individual securities that it believes will perform well over time. JPMIA selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

JULY 1, 2007   13

JPMorgan Intermediate Bond Fund (continued)

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities are considered to have speculative characteristics , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

14   JPMORGAN INCOME FUNDS

Temporary Defensive Positions and Redemption Risk s .   To respond to unusual circumstances and for cash management purposes , the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 66–78.

JULY 1, 2007   15

JPMorgan Intermediate Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Ultra Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Intermediate Government/Credit Bond Index, a broad-based securities market index, and the Lipper Short-Intermediate U.S. Government Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2001	4.58%	Worst Quarter	2nd quarter, 2004	–1.98%

*	U ltra Shares were launched on 2/22/05. The performance in the bar chart prior to 1/1/06 is based on the performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses. The performance information for periods before 3/22/99 reflects that of the Pegasus Intermediate Bond Fund and its predecessor , as the Pegasus Intermediate Bond Fund was the accounting survivor of the Fund’s consolidation with the Pegasus Intermediate Bond Fund on 3/22/99.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 1.83%.

16   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2006*

	Past 1 Year	Past 5 Years	Past 10 Years
ULTRA
Return Before Taxes	4.33	4.63	5.83
Return After Taxes on Distributions	2.52	2.70	3.59
Return After Taxes on Distributions and Sale of Fund Shares	2.79	2.81	3.60

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX1ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.08	4.53	5.80

LIPPER SHORT-INTERMEDIATE U.S. GOVERNMENT FUNDS INDEX2ˆ
(Reflects No Deduction for Taxes)	3.97	3.46	4.82

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The performance figures in the table for the period before Ultra Shares were launched on 2/22/05 are based on the Fund’s Select Class Shares, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses. The performance information for periods before 3/22/99 reflects that of the Pegasus Intermediate Bond Fund and its predecessor , as the Pegasus Intermediate Bond Fund was the accounting survivor of the Fund’s consolidation with the Pegasus Intermediate Bond Fund on 3/22/99.

1	The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index comprised of U.S. government agency and Treasury securities and investment grade corporate bonds. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses .

2	The performance of the Lipper Short-Intermediate U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2007   17

JPMorgan Intermediate Bond Fund (continued)

Investor Expenses for Ultra Shares

The expenses of Ultra Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Ultra assets)

Management Fees	0.30
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	NONE
Other Expenses[1]	0.16
Acquired Fund Fees and Expenses[2]	0.01
Total Annual Operating Expenses [3,4]	0.47

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/28/07. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Ultra Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.48% of its average daily net assets through 6/30/08. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.46% of the average daily net assets for Ultra Share s.

Example

The example below is intended to help you compare the cost of investing in Ultra Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	total annual operating expenses .

This example is for comparison only; the actual returns of Ultra Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
48	151	263	591

18   JPMORGAN INCOME FUNDS

JPMorgan Core Bond Fund

What is t he goal of the Fund ?

The Fund seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

What are t he Fund’s m ain i nvestment s trateg ies?

The Fund invests mainly in investment grade bonds and debt securities or unrated bonds and debt securities which the adviser, JPMIA, determines to be of comparable quality, as well as preferred stock and loan participations. Such securities include U.S. government securities such as U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities.

As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. Generally, such bonds will have intermediate to long maturities.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category. The Fund’s average weighted maturity will ordinarily range between four and 12 years, although the Fund may shorten its average weighted maturity if deemed appropriate for temporary defensive purposes. See page 6 6 for a discussion of average weighted maturity.

The Fund also may purchase taxable or tax-exempt municipal securities.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments , for risk management and/or to increase income or gain to the Fund.

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA analyzes four major factors in managing and constructing the Fund: duration, market sectors, maturity concentrations and individual securities. JPMIA looks for market sectors and individual securities that it believes will perform well over time. JPMIA is value oriented and selects individual securities after performing a risk/reward analyst that includes an evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

JULY 1, 2007   19

JPMorgan Core Bond Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities are considered to have speculative characteristics , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Temporary Defensive Positions and Redemption Risk s . To respond to unusual circumstances and for cash management purposes , the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments

20   JPMORGAN INCOME FUNDS

may prevent the Fund from meeting its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 66–78.

JULY 1, 2007   21

JPMorgan Core Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Ultra Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Aggregate Bond Index, a broad-based securities market index, and the Lipper Intermediate U.S. Government Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2001	5.13%	Worst Quarter	2nd quarter, 2004	–2.22%

*	Ultra Shares were launched on 2/22/05. The performance in the bar chart prior to 1/1/06 is based on the performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses. The performance information for periods before 3/22/99 reflects that of the Pegasus Bond Fund and its predecessor , as the Pegasus Bond Fund was the accounting survivor of the Fund’s consolidation with the Pegasus Bond Fund on 3/22/99.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 1.76%.

22   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2006*

	Past 1 Year	Past 5 Years	Past 10 Years
ULTRA
Return Before Taxes	4.20	5.02	6.30
Return After Taxes on Distributions	2.51	3.08	3.99
Return After Taxes on Distributions and Sale of Fund Shares	2.70	3.13	3.96

LEHMAN BROTHERS AGGREGATE BOND INDEX1ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.33	5.06	6.24

LIPPER INTERMEDIATE U.S. GOVERNMENT FUNDS INDEX2ˆ
(Reflects No Deduction for Taxes)	3.71	4.08	5.39

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The performance figures in the table for the period before Ultra Shares were launched on 2/22/05 are based on the Fund’s Select Class Shares, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses. The performance information for periods before 3/22/99 reflects that of the Pegasus Bond Fund and its predecessor , as the Pegasus Bond Fund was the accounting survivor of the Fund’s consolidation with the Pegasus Bond Fund on 3/22/99.

1	The Lehman Brothers Aggregate Bond Index is an unmanaged index and represents a mix of maturities. It is a replica (or model) of the U.S. government bond, mortgage-backed securities and corporate bond markets. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses .

2	The performance of the Lipper Intermediate U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2007   23

JPMorgan Core Bond Fund (continued)

Investor Expenses for Ultra Shares

The expenses of Ultra Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Ultra assets)

Management Fees	0.30
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	NONE
Other Expenses[1]	0.14
Acquired Fund Fees and Expenses[2]	0.01
Total Annual Operating Expenses [3,4]	0.45

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/28/07. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Ultra Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.48% of its average daily net assets through 6/30/08. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.44% of the average daily net assets for Ultra Shares.

Example

The example below is intended to help you compare the cost of investing in Ultra Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	total annual operating expenses .

This example is for comparison only; the actual returns of Ultra Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
46	144	252	567

24   JPMORGAN INCOME FUNDS

JPMorgan Core Plus Bond Fund

What is the goal of t he Fund ?

The Fund seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.

What are t he Fund’s m ain i nvestment s trateg ies?

The Fund mainly invests in investment grade debt securities or unrated debt securities that are determined to be of comparable quality by the adviser, JPMIA. In addition, the Fund also may invest in bonds, convertible securities, preferred stock, loan participations and other debt securities rated below investment grade (i.e., high yield or junk bonds).

As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations. A “junk bond” is a debt security that is rated below investment grade. Junk bonds also include unrated securities that JPMIA believes to be of comparable quality of debt securities that are rated below investment grade. Junk bonds are also called “high yield bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB or lower by Standard & Poor’s Corporation (S&P) and Ba or lower by Moody’s Investors Services Inc. (Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk.

The Fund invests at least 70% of its total assets in all types of debt securities rated as investment grade at the time of investment or, if unrated, determined to be of comparable quality by JPMIA. Such securities include government securities such as U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities.

Up to 30% of the Fund’s total assets may be invested in bonds, convertible securities, preferred stock, loan participations and other debt securities rated below investment grade or, if unrated, determined by JPMIA to be of comparable quality.

The Fund will not invest more than 20% of its total assets in securities rated below the fifth rating category.

Up to 25% of the Fund’s net assets may be invested in debt securities issued or guaranteed by foreign governments or their agencies and instrumentalities and debt securities issued by foreign corporations and supranational banks. The Fund generally hedges its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts. In addition to hedging non-dollar investments, the Fund may also use such derivatives as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The Fund also may purchase taxable or tax-exempt municipal securities. The Fund’s average weighted maturity will ordinarily range between five and 20 years, although the Fund may shorten its weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes. The Fund invests in securities with long to short maturities. See page 6 6 for a discussion of average weighted maturity.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments , for risk management and/or to increase income or gain to the Fund.

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

JULY 1, 2007   25

JPMorgan Core Plus Bond Fund (continued)

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. JPMIA looks for market sectors and individual securities that it believes will perform well over time. JPMIA selects individual securities after performing a risk/rewards analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transactions. With respect to the high yield portion of the Fund, JPMIA focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. In addition to high yield securities, t he Fund invests in securities that are rated in the lowest investment grade category. Such securities also are considered to have speculative characteristics , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Foreign Securities Risk.  Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transactions costs, delayed settlement and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and

26   JPMORGAN INCOME FUNDS

yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

High Yield Securities Risk.  One of the Fund’s main investment strategies is to invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended as a long-term investment program for investors who are able and willing to assume a high degree of risk.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Temporary Defensive Positions Risk.  To respond to unusual circumstances and for cash management purposes , the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective.

Redemption Risk.  The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other countries.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 66–78.

JULY 1, 2007   27

JPMorgan Core Plus Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Ultra Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Aggregate Bond Index, a broad-based securities market index, and the Lipper Intermediate Investment Grade Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2001	3.78%	Worst Quarter	2nd quarter, 2004	–2.06%

*	Ultra Shares were launched on 2/22/05. The performance in the bar chart prior to 1/1/06 is based on the performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses. The performance information for periods before 3/22/99 reflects that of the Pegasus Multi-Sector Bond Fund and its predecessors, as the Pegasus Multi-Sector Bond Fund was the accounting survivor of the Fund’s consolidation with the Pegasus Multi-Sector Bond Fund on 3/22/99.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 1.6 7%.

28   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2006*

	Past 1 Year	Past 5 Years	Past 10 Years
ULTRA
Return Before Taxes	4.48	5.17	5.86
Return After Taxes on Distributions	2.61	3.22	3.56
Return After Taxes on Distributions and Sale of Fund Shares	2.87	3.25	3.59

LEHMAN BROTHERS AGGREGATE BOND INDEX1ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.33	5.06	6.24

LIPPER INTERMEDIATE INVESTMENT GRADE INDEX2ˆ
(Reflects No Deduction for Taxes)	4.48	4.93	5.87

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The performance figures in the table for the period before Ultra Shares were launched on 2/22/05 are based on the Fund’s Select Class Shares, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses. The performance information for periods before 3/22/99 reflects that of the Pegasus Multi-Sector Bond Fund and its predecessors, as the Pegasus Multi-Sector Bond Fund was the accounting survivor of the Fund’s consolidation with the Pegasus Multi-Sector Bond Fund on 3/22/99.

1	The Lehman Brothers Aggregate Bond Index is an unmanaged index and represents a mix of maturities. It is a replica (or model) of the U.S. government bond, mortgage-backed securities and corporate bond markets. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses .

2	The performance of the Lipper Intermediate Investment Grade Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2007   29

JPMorgan Core Plus Bond Fund (continued)

Investor Expenses for Ultra Shares

The expenses of Ultra Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from ultra assets)

Management Fees	0.30
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	NONE
Other Expenses[1]	0.16
Acquired Fund Fees and Expenses[2]	0.01
Total Annual Operating Expenses [3,4]	0.47
Fee Waivers and Expense Reimbursements [4]	(0.01)
Net Expenses [4]	0. 46

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/28/07. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Ultra Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.45% of its average daily net assets through 6/30/08. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.46% of the average daily net assets for Ultra Shares.

Example

The example below is intended to help you compare the cost of investing in Ultra Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Ultra Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
47	150	262	590

30   JPMORGAN INCOME FUNDS

JPMorgan Bond Fund

What is the goal of t he Fund ?

The Fund seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

What are t he Fund’s m ain i nvestment s trateg ies?

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in debt investments, including but not limited to, asset-backed and mortgage-backed securities, U.S. government and agency securities, corporate bonds and private placements that it believes have the potential to provide a high total return over time. “Assets” means net assets, plus the amount of borrowings for investment purposes. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund’s duration within one year of that of the Lehman Brothers Aggregate Bond Index.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments , for risk management and/or to increase income or gain to the Fund.

Up to 25% of the Fund’s total assets may be invested in foreign securities, including debt securities denominated in foreign currencies. The Fund typically will hedge 70% of its non-dollar investments back to the U.S. dollar, through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

At least 75% of Assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody’s, S&P, Fitch Ratings (Fitch) or the equivalent by another national rating organization, including at least 65% of Assets rated A or better. Up to 25% of Assets may be invested in securities rated below investment grade (junk bonds). It may also invest in securities that are unrated but are deemed by the J.P. Morgan Investment Management Inc. (JPMIM or the adviser), to be of comparable quality.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into “dollar-rolls,” in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund may engage in short sales.

The Fund’s Board of Trustees may change any of these investment policies (including the Fund’s investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIM selects investments for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well

JULY 1, 2007   31

JPMorgan Bond Fund (continued)

over market cycles and spreads the Fund’s holdings across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

Foreign Securities Risk.  Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transactions costs, delayed settlement and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments. The Fund’s investments in foreign securities may also be subject to foreign with holding taxes.

Emerging Markets Risk.  The risks associated with foreign securities are magnified in countries that are “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments.

Currency Risk.  Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

High Yield Securities Risk.  One of the Fund’s main investment strategies is to invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended as a long-term investment program for investors who are able and willing to assume a high degree of risk.

32   JPMORGAN INCOME FUNDS

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Short Selling Risk.  The Fund may enter into short sales of certain securities and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. In addition, the Fund may enter into short sales of instruments such as mortgage TBAs which do not involve borrowing a security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have it s own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

High Portfolio Turnover.  The Fund may engage in active and frequent trading leading to increase portfolio turnover, higher transaction costs, and the possibility of increased capital gains.

Temporary Defensive Positions Risk.  To respond to unusual circumstances and for cash management purposes , the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective.

Redemption Risk.  The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other countries.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 66–78.

JULY 1, 2007   33

JPMorgan Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Ultra Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Brothers Aggregate Bond Index, a broad-based securities market index and the Lipper Intermediate Investment Grade Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 2000	4.56%	Worst Quarter	2nd quarter, 2004	–2.73%

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period before Ultra Shares were launched on 9/10/01 is based on the performance of a former feeder (that was merged out of existence and whose investment program was identical to and whose expenses were similar to those of the Ultra Shares) from 12/15/97 to 9/10/01. Returns for the period 1/1/97 to 12/15/97 reflect performance of the institutional feeder.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 1.66%.

34   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2006*

	Past 1 Year	Past 5 Years	Past 10 Years
ULTRA
Return Before Taxes	4.80	5.24	6.09
Return After Taxes on Distributions	2.98	3.08	3.69
Return After Taxes on Distributions and Sale of Fund Shares	3.08	3.25	3.76

LEHMAN BROTHERS AGGREGATE BOND INDEX1ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.33	5.06	6.24

LIPPER INTERMEDIATE INVESTMENT GRADE INDEX2ˆ
(Reflects No Deduction for Taxes)	4.48	4.93	5.87

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period before Ultra Shares were launched on 9/10/01 is based on the performance of a former feeder (that was merged out of existence and whose investment program was identical to and whose expenses were similar to those of the Ultra Shares) from 12/15/97 to 9/10/01. Returns for the period 1/1/97 to 12/15/97 reflect performance of the institutional feeder.

1	The Lehman Brothers Aggregate Bond Index is an unmanaged index and represents a mix of maturities. It is a replica (or model) of the U.S. government bond, mortgage-backed securities and corporate bond markets. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses .

2	The performance of the Lipper Intermediate Investment Grade Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2007   35

JPMorgan Bond Fund (continued)

Investor Expenses for Ultra Shares

The expenses of Ultra Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Ultra assets)

Management Fees	0.30
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	NONE
Other Expenses[1]	0.15
Acquired Fund Fees and Expenses[2]	0.01
Total Annual Operating Expenses [3,4]	0.46
Fee Waivers and Expense Reimbursements [4]	(0.0 5)
Net Expenses [4]	0.41

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/28/07. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Ultra Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.40% of its average daily net assets through 6/30/08. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.45% of the average daily net assets for Ultra Shares.

Example

The example below is intended to help you compare the cost of investing in Ultra Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Ultra Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
42	143	253	574

36   JPMORGAN INCOME FUNDS

JPMorgan Mortgage-Backed Securities Fund

What is the goal of t he Fund ?

The Fund seeks to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

What are t he Fund’s m ain i nvestment s trateg ies?

The Fund invests mainly in investment grade bonds and debt securities or unrated bonds and debt securities which JPMIA determines to be of comparable quality. These include mortgage-backed securities issued by U.S. government agencies or instrumentalities such as Ginnie Mae, Fannie Mae and Freddie Mac or non-governmental securities, commercial mortgage securities , collateralized mortgage obligations and other securities representing an interest in or secured by mortgages .

Under normal circumstances, the Fund invests at least 80% of its assets in mortgage-backed securities. For purposes of this policy, assets mean net assets plus the amount of borrowings for investment purposes. As a matter of fundamental policy, at least 65% of the Fund’s total assets will consist of bonds.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

The Fund also may invest in other types of non-mortgage related debt securities, including U.S. government securities, asset-backed securities, taxable or tax exempt municipal securities and corporate debt securities.

The Fund may invest in debt securities that are rated in the lowest investment grade category. The Fund’s average weighted maturity will normally range between two and ten years although the Fund may shorten its weighted average if deemed appropriate for temporary defensive purposes. See page 6 6 for a discussion on average weighted maturity.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments , for risk management and/or to increase income or gain to the Fund.

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA analyzes four major factors in managing and constructing the Fund: duration, market sectors, maturity concentrations and individual securities. The adviser looks for market sectors and individual securities that it believes will perform well over time. The adviser is value oriented and selects individual securities after performing a risk/reward analyst that includes an evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

JULY 1, 2007   37

JPMorgan Mortgage-Backed Securities Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities are considered to have speculative characteristics , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Temporary Defensive Positions and Redemption Risk s . To respond to unusual circumstances and for cash management purposes , the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments

38   JPMORGAN INCOME FUNDS

may prevent the Fund from meeting its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

R isk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 66–78.

JULY 1, 2007   39

JPMorgan Mortgage-Backed Securities Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Ultra Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Mortgage-Backed Securities Index, a broad-based securities market index, and the Lipper U.S. Mortgage Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 2000	4.84%	Worst Quarter	2nd quarter, 2004	–1.28%

*	Ultra Shares were launched on 2/22/05. The performance in the bar chart prior to 1/1/06 is based on the performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses. The Fund commenced operation on 8/18/00 subsequent to the transfer of assets from a common trust fund (inception 12/31/83) with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The performance data for the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the Fund as adjusted to reflect the contractual expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its returns may have been lower.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 1.73%.

40   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2006*

	Past 1 Year	Past 5 Years	Past 10 Years
ULTRA
Return Before Taxes	4.64	5.05	6.69
Return After Taxes on Distributions	2.89	3.08	5.27
Return After Taxes on Distributions and Sale of Fund Shares	2.99	3.14	4.96

LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX1ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	5.23	4.85	6.17

LIPPER U.S. MORTGAGE FUNDS INDEX2ˆ
(Reflects No Deduction for Taxes)	5.44	4.08	5.43

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The performance figures in the table for the period before Ultra Shares were launched on 2/22/05 are based on the Fund’s Select Class Shares, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses. The Fund commenced operation on 8/18/00 subsequent to the transfer of assets from a common trust fund (inception 12/31/83) with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The performance data for the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the Fund as adjusted to reflect the contractual expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its returns may have been lower.

1	The Lehman Brothers Mortgage-Backed Securities Index includes 15- and 30-year fixed-rate securities backed by mortgage pools of the Ginnie Mae, Freddie Mac and Fannie Mae. This index is formed by grouping the universe of over 600,000 individual fixed rate Mortgage-Backed Security pools into approximately 3,500 generic aggregates. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses .

2	The performance of the Lipper U.S. Mortgage Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2007   41

JPMorgan Mortgage-Backed Securities Fund (continued)

Investor Expenses for Ultra Shares

The expenses of Ultra Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Ultra assets)

Management Fees	0.3 5
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	NONE
Other Expenses[1]	0.13
Acquired Fund Fees and Expenses[2]	0.02
Total Annual Operating Expenses [3,4]	0.50
Fee Waivers and Expense Reimbursements [4]	(0.2 3)
Net Expenses [4]	0.27

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/28/07. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Ultra Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.25% of its average daily net assets through 6/30/08. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.48% of the average daily net assets for Ultra Shares.

Example

The example below is intended to help you compare the cost of investing in Ultra Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Ultra Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
28	137	257	606

42   JPMORGAN INCOME FUNDS

JPMorgan Government Bond Fund

What is the goal of t he Fund ?

The Fund seeks a high level of current income with liquidity and safety of principal.

What are t he Fund’s m ain i nvestment s trateg ies?

The Fund generally limits its investments to securities issued by the U.S. government and its agencies and instrumentalities and related to securities issued by the U.S. government and its agencies and instrumentalities.

The Fund mainly invests in government bonds as defined below with intermediate to long remaining maturities. These include mortgage-backed securities including those issued by Ginnie Mae, Fannie Mae or Freddie Mac.

A “government bond” is a debt instrument with a maturity of 90 days or more at the time of its issuance and with principal and interest guaranteed by the U.S. government and its agencies and instrumentalities, as well as stripped government securities and mortgage-related and mortgage-backed securities and collateralized mortgage obligations .

Under normal circumstances, the Fund will invest at least 80% of its assets in bonds issued by the U.S. government and its agencies and instrumentalities. For purposes of this policy, assets mean net assets plus the amount of borrowings for investment purposes. Ordinarily, such bonds will have principal and interest guaranteed by the U.S. government or its agencies and instrumentalities, be subject to repurchase agreements, or represent an interest in or be secured by mortgages that are issued or guaranteed by certain U.S. government agencies or instrumentalities.

The Fund’s average weighted maturity will ordinarily range between three and 15 years, taking into account expected prepayment of principal on certain investments. However, the Fund’s average weighted remaining maturity may be outside this range if warranted by market conditions. See page 6 6 for a discussion on average weighted maturity.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments , for risk management and/or to increase income or gain to the Fund.

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types within the government market sector (e.g., U.S. government agency securities and agency mortgage-backed securities). JPMIA selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

JULY 1, 2007   43

JPMorgan Government Bond Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.   The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.   As part of its main investment strategy, the Fund invests in mortgage-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Temporary Defensive Positions and Redemption Risk s . To respond to unusual circumstances and for cash management purposes , the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 66–78.

44   JPMORGAN INCOME FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Select Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Government Bond Index, a broad-based securities market index, and the Lipper General U.S. Government Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2002	5.52%	Worst Quarter	2nd quarter, 2004	–2.58%

*	As of the date of this prospectus, the Ultra Shares have not commenced operations. The average annual total returns shown are those of the Select Class Shares of the Fund, the original class offered, and have not been adjusted to reflect the differences in fees and other expense between the classes. Select Class Shares of the Fund are not offered in this prospectus. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 1.61%.

JULY 1, 2007   45

JPMorgan Government Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2006*

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS
Return Before Taxes	3.36	5.02	5.99
Return After Taxes on Distributions	1.68	3.21	3.83
Return After Taxes on Distributions and Sale of Fund Shares	2.16	3.21	3.79

LEHMAN BROTHERS GOVERNMENT BOND INDEX1ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	3.48	4.64	6.01

LIPPER GENERAL U.S. GOVERNMENT FUNDS INDEX2ˆ
(Reflects No Deduction for Taxes)	3.39	4.15	5.29

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	As of the date of this prospectus, the Ultra Shares have not commenced operations. The average annual total returns shown are those of the Select Class Shares of the Fund, the original class offered, and have not been adjusted to reflect the differences in fees and other expense between the classes. Select Class Shares of the Fund are not offered in this prospectus. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

1	The Lehman Brothers Government Bond Index is an unmanaged index and is comprised of the Treasury and Agency Bond indices, the 1–3 Year Government Index and the 20+ Year Treasury Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses .

2	The performance of the Lipper General U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

46   JPMORGAN INCOME FUNDS

Investor Expenses for Ultra Shares

The estimated expenses of Ultra Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ESTIMATED ANNUAL FUND OPERATING EXPENSES (%) *

(Expenses that are deducted from Ultra assets)

Management Fees	0.30
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	NONE
Other Expenses[1]	0.18
Acquired Fund Fees and Expenses[2]	0.0 1
Total Annual Operating Expenses [3]	0. 49

*	As of the date of this prospectus, Ultra Shares have not commenced operations and are not open for investment.

1	“Other Expenses” have been estimated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/28/07. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Ultra Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.50% of its average daily net assets through 6/30/08. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would be 0.48% of the average daily net assets for Ultra Shares.

Example

The example below is intended to help you compare the cost of investing in Ultra Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	total annual operating expenses .

This example is for comparison only; the actual returns of Ultra Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
5 0	1 57	2 74	6 16

JULY 1, 2007   47

JPMorgan High Yield Bond Fund

What is the goal of t he Fund ?

The Fund seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.

What are t he Fund’s m ain i nvestment s trateg ies?

The Fund invests in all types of high yield, high risk debt securities. The Fund also may invest in convertible securities, preferred stock, common stock and loan participations and assignments.

As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. Under normal circumstances, the Fund invests at least 80% of its assets in bonds, loan participations, preferred stock and other debt securities, which are rated below investment grade or unrated.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

Up to 20% of the Fund’s assets may be invested in other securities, including investment grade debt securities. The Fund’s average weighted maturity ordinarily will range between three and ten years, although the Fund may shorten its weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes. See page 6 6 for a discussion of average weighted maturity.

The Fund may invest up to 100% of the Fund’s total assets in below investment grade or unrated securities. Such securities are also known as junk bonds. Junk bonds also include unrated securities that JPMIA believes to be of comparable quality of debt securities that are rated below investment grade. Junk bonds are also called “high yield bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB or lower by S&P and Ba or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments , for risk management and/or to increase income or gain to the Fund.

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors. For each issuer, JPMIA performs an in-depth analysis of the issuer including business prospects, management, capital requirements, capital structure, enterprise value, and security structure

48   JPMORGAN INCOME FUNDS

and covenants. In addition, JPMIA monitors investments on an ongoing basis by staying abreast of positive and negative credit developments, expediting the review of the Fund’s investments that are considered to be the most risky.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

High Yield Securities Risk.  The Fund’s main investment strategy is to invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended as a long-term investment program for investors who are able and willing to assume a high degree of risk.

Smaller Companies Risk.  As part of its high yield strategy, the Fund invests in debt securities of smaller, newer companies. These investments may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in the value of their debt securities. This may cause unexpected decreases in the value of your investment in the Fund.

Sensitivity to Interest Rates and Economic Changes.  The income and market value of the Fund’s securities may fluctuate more than higher-rated securities. Although non-investment grade debt securities tend to be less sensitive to interest rate changes than investment grade debt securities, non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund’s investments and the Fund’s net asset value may be volatile.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and long maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. In addition to high yield securities, the Fund may invest in securities that are rated in the lowest investment grade category. Such securities are also considered to have speculative characteristics, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s

JULY 1, 2007   49

JPMorgan High Yield Bond Fund (continued)

original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

Temporary Defensive Positions and Redemption Risk s . To respond to unusual circumstances and for cash management purposes , the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 66–78.

50   JPMORGAN INCOME FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Ultra Shares has varied from year to year over the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and life of the Fund. It compares that performance to the Lehman Brothers High Yield Index, 2% Issuer Constrained Index, a broad-based securities market index, and the Lipper High Current Yield Bond Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	2nd quarter, 2003	9.59%	Worst Quarter	3rd quarter, 2001	–4.24%

*	Ultra Shares were launched on 2/22/05. The performance in the bar chart prior to 1/1/06 is based on the performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 3.03%.

JULY 1, 2007   51

JPMorgan High Yield Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2006*

	Past 1 Year	Past 5 Years	Life of Fund[1]
ULTRA
Return Before Taxes	12.89	10.05	6.85
Return After Taxes on Distributions	9.79	6.90	3.47
Return After Taxes on Distributions and Sale of Fund Shares	8.29	6.68	3.67

LEHMAN BROTHERS HIGH YIELD INDEX, 2% ISSUER CONSTRAINED INDEX2ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	10.76	10.20	6.43

LIPPER HIGH CURRENT YIELD BOND FUNDS INDEX3ˆ
(Reflects No Deduction for Taxes)	10.18	9.08	4.62

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The performance figures in the table for the period before Ultra Shares were launched on 2/22/05 are based on the Fund’s Select Class Shares, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

1	The Fund commenced operations on 11/13/98. Performance of the benchmarks is from 11/30/98 .

2	The Lehman Brothers High Yield Index, 2% Issuer Constrained Index is an unmanaged index comprised of fixed rate, non-investment grade debt securities that are dollar denominated and non-convertible. The Index limits the maximum exposure to any one issuer to 2%. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses .

3	The performance of the Lipper High Current Yield Bond Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

52   JPMORGAN INCOME FUNDS

Investor Expenses for Ultra Shares

The expenses of Ultra Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

Redemption Fee on shares held less than 60 days as a % of Amount Redeemed/Exchanged	2.00

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from U ltra assets)

Management Fees	0. 65
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	NONE
Other Expenses[1]	0.16
Total Annual Operating Expenses [2]	0.81

1	“Other Expenses” have been calculated based on the actual a mounts incurred in the most recent fiscal year.

2	J PMIA , the Administrator and the Distributor have contractually agreed to waive fees and/ or reimburse expenses to the extent that total annual operating expenses of the Ultra Shares (excluding A cquired F und F ees and E xpenses , dividend expenses relating to short sales, interest, taxes and extraordinary expenses, and expenses related to the Board of Trustees’ deferred compensation plan ) exceed 0.81% of its average daily net assets through 6/30/08. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Ultra Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	total annual operating expenses .

This example is for comparison only; the actual returns of Ultra Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
83	259	450	1,002

JULY 1, 2007   53

The Funds’ Management and Administration

The Bond Fund is a series of JPMorgan Trust I (JPMT I), a Delaware statutory trust.

The following Funds are series of JPMorgan Trust II (JPMT II), a Delaware statutory trust:

Ultra Short Duration Bond Fund
Short Duration Bond Fund
Intermediate Bond Fund
Core Bond Fund
Core Plus Bond Fund
Mortgage-Backed Securities Fund
Government Bond Fund
High Yield Bond Fund

The trustees of each trust are responsible for overseeing all business activities.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Investment Advisors Inc. (JPMIA) each acts as investment adviser to one or more of the Funds and each makes day-to-day investment decisions for the Funds which it advises. JPMIM is the investment adviser to the Bond Fund and JPMIA (formerly known as Banc One Investment Advisors Corporation) is the investment adviser to the JPMT II Funds.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167. JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMIA is located at 1111 Polaris Parkway, Columbus, OH 43240.

During the most recent fiscal year ended February 28, 2007, JPMIM or JPMIA was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

Ultra Short Duration Bond Fund	0. 15%
Short Duration Bond Fund	0. 20
Intermediate Bond Fund	0. 30
Core Bond Fund	0. 30
Core Plus Bond Fund	0. 30
Bond Fund	0. 27
Mortgage-Backed Securities Fund	0. 20
Government Bond Fund	0. 30
High Yield Bond Fund	0. 65

A discussion of the basis the Board of Trustees of the trusts used in reapproving the investment advisory agreement for the Funds is available in the annual (for the Bond Fund ) or semi-annual (for the JPMT II Funds) report dated August 31, 2006 .

The Portfolio Managers

The lead portfolio managers who are primarily responsible for the day-to-day management of the Funds are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Funds. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Funds within the parameters established by the portfolio managers.

Ultra Short Duration Bond Fund and Government Bond Fund

Michael Sais, Managing Director and CFA charterholder, is the lead portfolio manager responsible for the day-to-day management of the Ultra Short Duration Bond Fund and the Government Bond Fund. Mr. Sais is a member of the Taxable Bond Team and has been part of the team responsible for the management of these Funds since 1995 and 1996, respectively. Mr. Sais joined JPMIA in 1994 as a senior fixed income research analys t . Gregg F. Hrivnak and Richard D. Figuly, Vice President, also participate in the management of the Ultra Short Duration Bond Fund. Information on Mr. Hrivnak is described under Short Duration Bond Fund. Mr. Hrivnak and Mr. Figuly began participating in the management of

54   JPMORGAN INCOME FUNDS

the Ultra Short Duration Bond Fund in June 2005. An employee of JPMIA since 1994, Mr. Figuly is a member of the Columbus Taxable Bond Team responsible for trading fixed income securities with an emphasis on asset-backed securities. Mr. Scott E. Grimshaw, Vice President and CFA charterholder, began participating in the management of the Government Bond Fund in June 2005. He is part of the Taxable Bond Team and has been an employee of JPMIA since 1988.

Short Duration Bond Fund

Gregg F. Hrivnak, Vice President and CFA charterholder, has been the lead portfolio manager responsible for the day-to-day management of the Short Duration Bond Fund since May 2006. An employee of JPMIA since 1989, Mr. Hrivnak has been part of the portfolio management team for this Fund since June 2005. He is a portfolio manager and trader on the Columbus Taxable Bond Team. Richard D. Figuly has participated in the management of this Fund since May 2006. Information on Mr. Figuly is described under Ultra Short Duration Bond Fund and Government Bond Fund.

Intermediate Bond Fund, Core Bond Fund and Mortgage-Backed Securities Fund

Douglas Swanson, Managing Director, is the lead portfolio manager responsible for the day-to-day management of the Intermediate Bond Fund, the Core Bond Fund and the Mortgage-Backed Securities Fund. An employee of JPMIA and/or predecessor firms since 1983, Mr. Swanson has led the team responsible for the management of the Intermediate Bond Fund and the Core Bond Fund since 1991 and the Mortgage-Backed Securities Fund since its inception. Scott E. Grimshaw has also participated in the management of the Intermediate Bond Fund since June 2005. Information on Mr. Grimshaw is described under Ultra Short Duration Fund and Government Bond Fund. Christopher Nauseda, Vice President, began participating in the management of the Core Bond Fund in May 2006. An employee of JPMIA and/or predecessor firms since 1982, Mr. Nauseda also serves as the manager for numerous institutional accounts and assists with JPMorgan mutual funds. Mr. Michael Sais has participated in the management of the Mortgage-Backed Securities Fund since June 2005. Information on Mr. Sais is described under Ultra Short Duration Bond Fund and Government Bond Fund.

Core Plus Bond Fund

The portfolio management team for the Core Plus Bond Fund is comprised of Gary J. Madich, Managing Director and CFA charterholder, James A. Sexton, Managing Director, William J. Morgan, Managing Director, Mark M. Jackson, Vice President and CFA charterholder, Frederick A. Sabetta, Vice President, CPA and CFA charterholder and Richard Figuly. Mr. Madich has been the lead portfolio manager of the Fund since December 2006. Mr. Madich is the Chief Investment Officer for the Columbus Fixed Income Securities Group responsible for overseeing all fixed income investment management, including taxable and tax-free portfolio management, high net worth accounts, institutional accounts, mutual funds, and fixed income research and trading. An employee of JPMIA since 1995, he is a member of JPMorgan Asset Management’s Americas Executive Committee and serves as chairman of the Columbus Fixed Income Policy and Asset Allocation Committees. Mr. Sexton is a member of the Global Fixed Income Division. An employee of JPMIA and/or predecessor firms since 1980 and a member of the Fund portfolio management team since December 2006, Mr. Sexton is a member of the Fixed Income Management Committee, the Global Cash Investment Policy Committee, the Fixed Income Policy Committee, the Asset Allocation Committee, and works with the global director of fixed income on other governance, strategy and business management initiatives. Mr. Morgan is the high yield team leader and the portfolio manager for accounts in the high yield, aggressive income high yield, and insurance asset BB styles. Mr. Morgan has been part of the team responsible for management of the Fund since 1999. Mr. Morgan has been an employee of JPMIA and/or affiliated firms since 1998. Mr. Jackson is a Fixed Income Portfolio Manager for the Taxable Bond Team, responsible for managing taxable bond portfolios for institutional clients and the Fund. Mr. Jackson has been part of the team responsible for management of the Fund since 1996 and has been employed by JPMIA and/or predecessor firms since 1996. Mr. Sabetta has managed private placement investments since 1983. He is the portfolio manager for the BB/B high yield assets managed by one of the high yield teams. Mr. Sabetta has been part of the team responsible for management of the Fund since December 2006 and an employee JPMIA and/or affiliated firms since March 2003. Prior to joining the high yield team, Mr. Sabetta was director, portfolio manager and head of private placements for Deutsche Asset Management and Scudder Kemper Investments, Inc. from March 1997 to February 2003. Mr. Figuly became part of the team responsible for management of the Fund in May 2006. Information on Mr. Figuly is described under Ultra Short Duration Bond Fund and Government Bond Fund.

JULY 1, 2007   55

The Funds’ Management and Administration (continued)

High Yield Bond Fund

The portfolio management team for the High Yield Bond Fund is comprised of William J. Morgan and James P. Shanahan, Managing Director . Mr. Morgan and Mr. Shanahan have been part of the team responsible for management of the Fund since inception. An employee of JPMIA and/or affiliated firms since 1998, Mr. Shanahan is a high yield co-portfolio manager for general high yield mandates, responsible for distressed and special situation investments, and CBO portfolios. James E. Gibson , Vice President has assisted in the management of the Fund since June 2007. Mr. Gibson is one of the principal high yield trader s in the U.S. Fixed Income Group and has been a n employee of JPMIA and/or affiliated firms since 1998 . Information on Mr. Morgan is described under Core Plus Bond Fund.

Bond Fund

Timothy N. Neumann, Managing Director and CFA charterholder, and Ronald Arons, Vice President and CFA charterholder, have been the portfolio managers for the Bond Fund since 2000 and February 2005, respectively. An employee of JPMIM since 1997, Mr. Neumann is the head of the portfolio manager group and lead portfolio manager for core plus strategy, working with the macro team and sector teams to deliver account-specific portfolio strategy. An employee of JPMIM since 1994, Mr. Arons is the lead portfolio manager for Core Investment Grade strategies, responsible for formulating investment strategy and risk management for these portfolios.

The Funds’ Statement of Additional Information provides information about the other accounts managed by the lead portfolio managers, if any, the structure of their compensation and their ownership of Fund securities.

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM, JPMIA, and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIA, JPMIM, JPMDS, and from time to time, other affiliates of JPMorgan Chase, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase that have entered into an agreement with JPMDS. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIA, JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

56   JPMORGAN INCOME FUNDS

How to Do Business with the Funds

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•	Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Funds through JPMDS.

Who can buy shares?

Ultra Shares may be purchased by investors (i) whose investments in a Fund are made and directed on their behalf by investment representatives at JPMIM, JPMIA, or JPMorgan Chase Bank, N.A. or their affiliates (the Investment Manager) pursuant to a discretionary investment management agreement or trust agreement that provides for discretionary investment management services between the Investment Manager and the investor (a Discretionary Account) and (ii) whose Discretionary Account’s initial investment in the Funds (other than the Bond Fund) is at least $5,000,000. The initial investment in the Bond Fund is at least $20,000,000.

Ultra Shares also may be purchased by 401(k) and other retirement plans administered by the Retirement Plan Services affiliate of JPMorgan Chase Bank, N.A.

Accounts may be opened with the Fund’s transfer agent either directly or through a Financial Intermediary. If you have questions about eligibility, please call 1-800-480-4111.

•	Ultra Shares are not subject to a sales charge or Rule 12b-1 fees.

•	Ultra Shares have lower annual expense ratios than Institutional Class Shares and Select Class Shares as the Ultra Shares have no ongoing shareholder service fees.

•	Each Fund may issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive different amounts of compensation for sales of different classes of shares.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market

JULY 1, 2007   57

How to Do Business with the Funds (continued)

timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The JPMorgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the JPMorgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The JPMorgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchase, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Duration Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

58   JPMORGAN INCOME FUNDS

How much do shares cost?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by a Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds’ Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Read the prospectus carefully, and select the Fund or Funds most appropriate for you. The Funds may issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes.

Decide how much you want to invest.

Ultra Shares of the Funds are subject to a $5,000,000 (the Bond Fund is subject to a $20,000,000 minimum investment requirement) minimum investment requirement for all investors except 401(k) and other retirement plans administered by the Retirement Services affiliate of JPMorgan Chase Bank, N.A. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund. A Financial Intermediary may impose different investment minimums. There are no minimum levels for subsequent purchases.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the

JULY 1, 2007   59

How to Do Business with the Funds (continued)

current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable redemption fee. In addition, you will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	JPMorgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-ULTRA)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-ULTRA)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM, JPMIA, or its affiliates may pay a portion of the fees for networking or sub-transfer agency

60   JPMORGAN INCOME FUNDS

at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Ultra Shares of the Funds may be exchanged for Ultra Shares of other JPMorgan Funds or any other class of the same Fund, subject to any investment minimum or eligibility requirements .

The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Do I pay a redemption fee on an exchange?

Because exchanges involve redemptions, you will pay a redemption fee on certain exchanges. See “Redeeming Fund Shares — Do I pay a redemption fee?” below.

Are exchanges taxable?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cutoff time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

JULY 1, 2007   61

How to Do Business with the Funds (continued)

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If the Fund or Financial Intermediary accepts your redemption request before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted minus the amount of any applicable redemption fee.

Do I pay a redemption fee?

If you sell or exchange your shares of the High Yield Bond Fund within 60 days of purchase or exchange into the Fund, you will pay a redemption fee of 2.00% of the value of the shares sold in addition to any applicable CDSC. The day after your purchase order is accepted (i.e., trade date plus 1) is considered the first day for purposes of calculating the 60-day holding period. Shares acquired in conjunction with a Fund merger, the transfer of substantially all of the assets of a common or collective fund, or the substitution of a Fund for an existing investment alternative by an employee benefit plan shall be deemed to be held for 60 days for purposes of calculating the 60-day holding period.

•	The redemption fee does not apply to:

1.	Shares acquired through reinvested distributions (dividends and capital gains),

2.	Shares purchased by mutual fund wrap fee programs,

3.	Shares redeemed in connection with death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) within one year of such death or disability,

4.	Shares redeemed as part of a termination of certain employer-sponsored retirement plans,

5.	Redemption of an employer-sponsored retirement plan’s entire share position with the Fund,

6.	Involuntary redemptions resulting from a failure to maintain the required minimum balance in an account or involuntary forfeiture of shares by a participant of an employee benefit plan,

7.	Shares redeemed by balance forward qualified retirement plans,

8.	Shares redeemed by a “fund of funds” such as the JPMorgan Investor Funds or JPMorgan SmartRetirement Funds provided the “fund of funds” is registered under the Investment Company Act of 1940,

9.	Shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program,

10.	Shares obtained through operation of the conversion feature applicable to Class B Shares,

11.	Shares redeemed by 529 Plans including shares redeemed as the result of rebalancing or as a result of participant direction, and

12.	Shares redeemed as part of a bona fide asset allocation program.

Notwithstanding the foregoing, a redemption fee may be charged in the event that the Distributor determines that any redemptions potentially falling into one of the categories listed above are being used as a market timing strategy. The Statement of Additional Information contains additional details concerning redemption fees. Your Financial Intermediary may not recognize the same exceptions to the imposition of a redemption fee. Check with your Financial Intermediary for more details.

The redemption fees are paid to the High Yield Bond Fund and are designed to offset the brokerage commissions, capital gains impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Fund

62   JPMORGAN INCOME FUNDS

does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.

The Fund often does not have direct access to shareholder information and is dependent upon Financial Intermediaries to apply redemption fees to Fund accounts held by such Financial Intermediaries on behalf of multiple investors. These accounts which may include omnibus accounts or retirement plan accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another. In these circumstances, the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund may request information concerning individual shareholders, the Fund that assesses redemption fees generally must rely on the Financial Intermediary to identify shareholders who should be charged a redemption fee as well as to collect the redemption fee and remit it to the Fund.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Funds reserve the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Funds will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Funds and their remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus.

1.	To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a redemption fee.

2.	If your account falls below the minimum required balance and is closed as a result, you will not be charged a redemption fee. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

JULY 1, 2007   63

Shareholder Information

DISTRIBUTIONS AND TAXES

The Funds can earn income and can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

Each Fund generally declares dividends on the last business day of each month and pays such dividends on the first business day of the following month. The Funds will distribute net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses), if any, at least annually. Each Fund may declare an additional dividend in a given year, depending on its tax situation. Each Fund will distribute substantially all of its net investment income and net capital gain.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of net investment income and any net short-term capital gains (see below) are generally taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a tax able year beginning before January 1, 2011 that are properly designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income . It is unlikely that dividends from the Funds will qualify to any significant extent for designation as qualified dividend income. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions that are properly designated as capital gain dividends, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gains. Capital gain dividends of a non-corporate U.S. shareholder recognized during a tax able year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. Distributions of net short-term capital gains in excess of net long-term capital losses, if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares of a Fund just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. In addition distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid). Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

A Fund’s investments in certain debt obligations, mortgage-backed securities , asset-backed securities and derivative instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

A Fund’s investments in ETFs and other investment companies could affect the amount, timing, and character of distributions from the Fund, and, therefore, may increase the amount of taxes payable by shareholders.

Any increase in the principal amount of an inflation-linked debt security will be original issue discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increases thereto, until maturity.

A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

The dates on which dividends and capital gains will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you

64   JPMORGAN INCOME FUNDS

received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM or JPMIA. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the JPMorgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Each of the Funds will disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represents of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

JULY 1, 2007   65

Investment Practices

The table discusses the types of investments which can be held by the Funds. In each case, the related types of risk are also listed. In addition to the types of securities listed below, some of the Funds have average weighted maturity requirements. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in a Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. The terms “Intermediate” and “Short Term” in a Fund’s name refer to the average maturity the Fund maintains. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the Fund’s portfolio. Therefore, in the case of a Fund holding mortgage-backed securities, asset-backed securities and similar types of securities, the average weighted maturity of the Fund is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions.

FUND NAME	FUND CODE
JPMorgan Bond Fund	1
JPMorgan Core Bond Fund	2
JPMorgan Core Plus Bond Fund	3
JPMorgan Government Bond Fund	4
JPMorgan High Yield Bond Fund	5
JPMorgan Intermediate Bond Fund	6
JPMorgan Mortgage-Backed Securities Fund	7
JPMorgan Short Duration Bond Fund	8
JPMorgan Ultra Short Duration Bond Fund	9

INSTRUMENT	FUND CODE	RISK TYPE
Adjustable Rate Mortgage Loans (ARMs): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.
	1–9	Credit Interest Rate Market Political Prepayment
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.
	1–3, 5–9	Credit Interest Rate Market Political Prepayment
Auction Rate Securities: Auction rate securities consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities.
	1, 9	Credit Interest Rate Market
Bank Obligations: Bank obligations consist of bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.
	1–3, 5 –9	Credit Currency Interest Rate Liquidity Market Political

66   JPMORGAN INCOME FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Borrowings: A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. A Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.
	1–9	Credit Interest Rate Market
Brady Bonds: Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.
	1, 3, 9	Credit Currency Foreign Investment Interest Rate Market Political
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. A Fund will sell only covered call and secured put options.
	1–9	Credit Leverage Liquidity Management Market
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1–9	Credit Currency Interest Rate Liquidity Market Political
Common Stock: Shares of ownership of a company.	5	Market
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	3, 5	Credit Market
Convertible Securities: Bonds or preferred stock that can convert to common stock.	1–3 , 5, 8, 9	Credit Currency Interest Rate Liquidity Market Political Valuation
Corporate Debt Securities: Corporate debt securities may include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.
	1–3, 5–9	Credit Currency Interest Rate Liquidity Market Political Valuation

JULY 1, 2007   67

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
Credit Default Swaps: A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.
	1–3, 5 – 9	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Custodial Receipts: A Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.
	1– 9	Credit Liquidity Market
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by the Fund.
	1 –3, 5–9	Liquidity Management Market
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.
	1, 3, 5 – 9	Foreign Investment
Exchange Traded Fund (ETFs): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Depository Receipts (SPDRs) and NASDAQ 100’s.
	1–3, 5–9	Investment Company Market
Foreign Currency Transactions: Strategies used to hedge against interest rate and currency risks, for other risk management purposes or to increase income or gain to a Fund. These strategies may consist of use of any of the following: options on Fund positions or currencies, financial and currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (NDFs)), forward rate agreements and interest rate and currency swaps, caps and floors. Certain Funds may engage in such transactions in both U.S. and non-U.S. markets.
	1, 3	Credit Foreign Investment Leverage Liquidity Management Market Prepayment
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts and American Depositary Securities.
	1–3, 5–9	Foreign Investment Liquidity Market Political Prepayment

68   JPMORGAN INCOME FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
High Yield/High Risk Securities/Junk Bonds: High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies.	1, 3, 5	Credit Currency Interest Rate Liquidity Market Political Portfolio Quality Valuation
Inflation-Linked Debt Securities: Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.
	1– 9	Credit Currency Interest Rate
Interfund Lending: Interfund lending involves lending money and borrowing money for temporary purposes through a credit facility.	1–9	Credit Interest Rate Market
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.
	1–9	Credit Leverage Market
Investment Company Securities: Shares of other investment companies, including money market funds for which the Adviser and/or its affiliates serve as investment adviser or administrator. The Adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.
	1–9	Investment Company Market
Loan Participations and Assignments: Participations in, or assignments of all or a portion of loans to corporations or to governments of less developed countries (LDCs).	1 – 3, 5 –9	Credit Currency Extension Foreign Investment Interest Rate Liquidity Market Political Prepayment
Mortgages (Directly Held): Mortgages are debt instruments secured by real property.	1 – 9	Credit Environmental Extension Interest Rate Liquidity Market Natural Event Political Prepayment Valuation

JULY 1, 2007   69

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBS) and other asset-backed structures .
	1–9	Credit Currency Extension Interest Rate Leverage Market Political Prepayment Tax
Mortgage Dollar Rolls[1]: A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.
	1–9	Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include private activity bonds and industrial development bonds, as well as General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.
	1–3, 5–9	Credit Interest Rate Market Natural Event Political Prepayment Tax
New Financial Products: New options and futures contracts and other financial products continue to be developed and a Fund may invest in such options, contracts and products.	1– 9	Credit Liquidity Management Market
Obligations of Supranational Agencies: Obligations of supranational agencies which are chartered to promote economic development and are supported by various governments and governmental agencies.	1–3, 5, 6, 8, 9	Credit Foreign Investment
Options and Futures Transactions: A Fund may purchase and sell (a) exchange traded and over the counter put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities.
	1–9	Credit Leverage Liquidity Management Market

1	All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33-1/3% of the Fund’s total assets; provided.

70   JPMORGAN INCOME FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1– 3, 5, 6	Market
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 193 3 Act, such as privately placed commercial paper and Rule 144A securities.
	1–3, 5–9	Liquidity Market
Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	1–3, 5–9	Credit Interest Rate Liquidity Management Market Political Prepayment Tax Valuation
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1–9	Credit Liquidity Market
Reverse Repurchase Agreements[1]: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.
	1– 9	Credit Leverage Market
Securities Issued in Connection with Reorganization and Corporate Restructuring: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.
	1–9	Market
Securities Lending: The lending of up to 33-1/3% of a Fund’s total assets. In return, a Fund will receive cash, other securities, and/or letters of credit as collateral.	1–9	Credit Leverage Market
Short Selling: In short selling transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.	1	Credit Liquidity Market
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).	1–3, 5–9	Credit Liquidity Market
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	1– 2 , 6, 8, 9	Foreign Investment
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include IOs and POs issued outside a REMIC or CMO structure.
	1– 4 , 6–9	Credit Market Political Prepayment

1	All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33-1/3% of the Fund’s total assets; provided.

JULY 1, 2007   71

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
Structured Investments: A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.
	1–9	Credit Foreign Investment Liquidity Management Market
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.
	1–9	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Synthetic Variable Rate Instruments: Synthetic variable rate instruments generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.
	3, 9	Credit Liquidity Market
Temporary Defensive Positions: To respond to unusual circumstances a Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent a Fund from meeting its investment objective.
	1–9	Credit Interest Rate Liquidity Market
Treasury Receipts: A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (TRs), Treasury Investment Growth Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS).
	1– 9	Market
Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.
	1–3, 5–9	Credit Currency Interest Rate Liquidity Market Political Valuation
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, including funding notes, subordinated benchmark notes, collateralized mortgage obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs).
	1–9	Credit Gov’t Securities Interest Rate Market

72   JPMORGAN INCOME FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
U.S. Government Obligations: U.S. government obligations may include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (STRIPS) and Coupon Under Book Entry Safekeeping (CUBES).
	1–9	Interest Rate Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to a Fund on demand or at the expiration of a specified term.
	1–9	Credit Liquidity Market
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1– 9	Credit Leverage Liquidity Market
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.
	1–9	Credit Currency Interest Rate Liquidity Market Political Valuation

Risk related to certain investments held by the Funds:

Credit risk The risk a financial obligation will to be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

Currency risk The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Foreign investment risk The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

Government securities risk The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Interest rate risk The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Investment company risk If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

Leverage risk The risk that gains or losses will be disproportionately higher than the amount invested.

Liquidity risk The risk the holder may not be able to sell the security at the time or price its desires.

Management risk The risk that a strategy used by a Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk governmental policies or other political actions will negatively impact the value of the investment.

Portfolio quality risk The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rates and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.

Prepayment risk The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Tax risk The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

Valuation risk The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

JULY 1, 2007   73

Risk and Reward Elements for the Funds

This table discusses the main elements that may make up a Fund’s overall risk and reward characteristics. It also outlines a Fund’s policies toward various investments, including those that are designed to help certain Funds manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions
•  A Fund’s share price, yield and total return will fluctuate in response to bond market movements
• The value of most bonds will fall when interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value typically falls
• Adverse market, economic, political or other conditions may from time to time cause a Fund temporary defensive positions that are inconsistent with its principal investment strategies and may hinder a Fund from achieving its investment objective
• Mortgage-backed and asset-backed securities (securities representing an interest in, or secured by, a pool of mortgages or other assets such as receivables) and direct mortgages could generate capital losses or periods of low yields if they are paid off substantially earlier or later than anticipated

•  Bonds have generally outperformed money market investments over the long term, with less risk than stocks
• Most bonds will rise in value when interest rates fall
• Mortgage-backed and asset-backed securities and direct mortgages can offer attractive returns

•  Under normal circumstances a Fund plans to remain fully invested in bonds and other fixed-income securities and may invest uninvested cash in affiliated money market funds
• Bond investments may include U.S. and foreign corporate and government bonds, mortgage-backed and asset-backed securities, convertible securities, participation interests and private placements
• A Fund seeks to limit risk and enhance total return or yields through careful management, sector allocation, individual securities selection and duration management
• During severe market downturns, a Fund has the option of investing up to 100% of assets in cash and cash equivalents
• The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities and mortgage prepayments

Credit quality
•  The default of an issuer would leave a Fund with unpaid interest or principal
• Junk bonds (those rated BB, Ba or lower) have a higher risk of default, tend to be less liquid and may be more difficult to value
• Investment-grade bonds have a lower risk of default • Junk bonds offer higher yields and higher potential gains
•  A Fund maintains its own policies for balancing credit quality against potential yields and gains in light of its investment goals
• The adviser develops its own ratings of unrated securities and makes a credit quality determination for unrated securities

74   JPMORGAN INCOME FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign investments
•  A Fund could lose money because of foreign government actions, political instability or lack of adequate and accurate information
• Currency exchange rate movements
could reduce gains or create losses
• Currency and investment risks tend to
be higher in emerging markets; these markets also present higher liquidity and valuation risks

•  Foreign bonds, which represent a major portion of the world’s fixed income securities, offer attractive potential performance and opportunities for diversification
• Favorable exchange rate movements could generate gains or reduce losses
• Emerging markets can offer higher returns

•  Foreign bonds may be a significant investment for the Bond Fund
• To the extent that a Fund invests in foreign bonds, it may manage the currency exposure of its foreign investments relative to its benchmark, and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time; these currency management techniques may not be available for certain emerging markets investments; the Bond Fund may also use forward foreign currency contracts for risk management purposes and/or to increase income and gain by establishing or adjusting exposure to particular foreign securities, markets or currencies (see also “Derivatives”)

When-issued and delayed delivery securities
• When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• A Fund can take advantage of attractive transaction opportunities	• A Fund segregates or earmarks liquid assets to offset leverage risks

Management choices
• A Fund could underperform its benchmark due to its sector, securities or duration choices	• A Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on those areas where it believes its commitment to research can most enhance returns and manage risks in a consistent way

JULY 1, 2007   75

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*
•  Derivatives such as futures, options, swaps and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred
• A Fund may have difficulty exiting a derivatives position
• Derivatives used for risk management or to increase a Fund’s gain may not have the intended effects and may result in losses or missed opportunities
• The counterparty to a derivatives
contract could default
• Certain types of derivatives involve costs to a Fund which can reduce returns
• Derivatives that involve leverage could magnify losses
• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit a Fund’s investment flexibility
• Derivatives used for non-hedging purposes could cause losses that exceed the original investment
• Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund’s assets and defer recognition of certain of a Fund’s losses

•  Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost
• A Fund could make money and protect against losses if management’s analysis proves correct
• Derivatives that involve leverage could generate substantial gains at low cost

•  The Funds use derivatives, such as futures, options, swaps and forward foreign currency contracts for hedging and for risk management and to increase income or gains (i.e., to adjust duration or yield curve exposure or to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of a Fund’s exposure relative to its benchmark
• A Fund only establishes hedges that they expect will be highly correlated with underlying positions
• While a Fund may use derivatives that incidentally involve leverage, they do not use them for the specific purpose of leveraging their portfolios
• A Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Funds are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

76   JPMORGAN INCOME FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Securities lending
•  When a Fund lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults
• The collateral will be subject to the
risks of the securities in which it is invested
• A Fund may enhance income through the investment of the collateral received from the borrower
•  The adviser maintains a list of approved borrowers
• A Fund receives collateral equal to at least 100% of the current value of securities loaned plus accrued interest
• The lending agents indemnify a Fund against borrower default
• The adviser’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses
• Upon recall, the borrower must return the securities loaned within the normal settlement period

Illiquid holdings
• A Fund could have difficulty valuing these holdings precisely • A Fund could be unable to sell these holdings at the time or price desired	• These holdings may offer more attractive yields or potential growth/appreciation than comparable widely traded securities
•  No Fund may invest more than 15% of net assets in illiquid holdings
• To maintain adequate liquidity to meet redemptions, a Fund may hold high quality short-term instruments (including repurchase agreements for all the Funds) and, for temporary or extraordinary purposes, may borrow from banks up to 33-1/3% of the value of its total assets or draw on a line of credit

Short-term trading
•  Increased trading would raise a Fund’s transaction costs
• Increased short-term capital gains distributions would raise shareholders’ income tax liability; such an increase in transaction costs and/or tax liability, if not offset by gains from short-term trading, would reduce a Fund’s returns
	• A Fund could realize gains in a short period of time • A Fund could protect against losses if a security is overvalued and its value later falls	• A Fund may use short-term trading to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

JULY 1, 2007   77

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Short Selling — Bond Fund
•  Short sales may not have the intended effects and may result in losses
• A Fund may not be able to close out a short position at a particular time or at an acceptable price
• A Fund may not be able to borrow
certain securities to sell short, resulting in missed opportunities
• Segregated or earmarked accounts with respect to short sales may limit a Fund’s investment flexibility
• Short sales involve leverage risk, credit exposure to the brokers that execute the short sale and retain the proceeds, have no cap on maximum losses and gains are limited to the price of the stock at the time of the short sale
• A Fund could make money and protect against losses if management’s analysis proves correct • Short selling may allow a Fund to generate positive returns in declining markets
•  A Fund segregates or earmarks liquid assets to cover short positions and offset a portion of the leverage risk
• A Fund makes short sales through brokers that the adviser has determined to be highly creditworthy

ETFs and other investment companies
•  If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company
• The price movement of an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss

•  Investments in other investment companies helps to manage smaller cash flows
• Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•  Generally, a Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)[1]
• Exemptive orders granted to various iShares funds (which are ETFs), other ETFs, and their investment advisers by the Securities and Exchange Commission (SEC) permit a Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs
• Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

1	Under the 1940 Act, a Fund may not own more than 3% of the outstanding voting stock of another investment company. Additionally, a Fund’s aggregate investments in other investment companies are restricted as follows: no more than 5% of a Fund’s total assets when a Fund invests in another investment company; and no more than 10% of its total assets when a Fund invests in two or more investment companies.

78   JPMORGAN INCOME FUNDS

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Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for each share class for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the representative Fund’s annual report, which is available upon request. Because Ultra Shares of the Government Bond Fund have not commenced operations as of the date of this prospectus, financial highlights for Ultra Shares of the Government Bond Fund are not included in this prospectus.

Ultra

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Core Bond Fund
Year Ended February 28, 2007	$10.56	$0.50	(f)	$0.10	$0.60	$(0.49)	$—	$(0.49)	$—
July 1, 2005 through February 28, 2006 (d)	10.90	0.35		(0.34)	0.01	(0.35)	—	(0.35)	—
February 22, 2005 (e) through June 30, 2005	10.84	0.19		0.07	0.26	(0.20)	—	(0.20)	—

Core Plus Bond Fund
Year Ended February 28, 2007	7.73	0.39		0.06	0.45	(0.40)	—	(0.40)	—
July 1, 2005 through February 28, 2006 (d)	7.95	0.27		(0.22)	0.05	(0.27)	—	(0.27)	—
February 22, 2005 (e) through June 30, 2005	7.94	0.15		0.03	0.18	(0.17)	—	(0.17)	—

High Yield Bond Fund
Year Ended February 28, 2007	8.24	0.65		0.39	1.04	(0.65)	(0.02)	(0.67)	—	(g)
July 1, 2005 through February 28, 2006 (d)	8.30	0.45		(0.08)	0.37	(0.43)	—	(0.43)	—	(g)
February 22, 2005 (e) through June 30, 2005	8.59	0.23		(0.24)	(0.01)	(0.28)	—	(0.28)	—

Intermediate Bond Fund
Year Ended February 28, 2007	10.32	0.51	(f)	0.07	0.58	(0.51)	—	(0.51)	—
July 1, 2005 through February 28, 2006 (d)	10.65	0.36		(0.33)	0.03	(0.36)	—	(0.36)	—
February 22, 2005 (e) through June 30, 2005	10.66	0.20		0.03	0.23	(0.24)	—	(0.24)	—

Mortgage-Backed Securities Fund
Year Ended February 28, 2007	10.38	0.50		0.10	0.60	(0.50)	—	(0.50)	—
July 1, 2005 through February 28, 2006 (d)	10.67	0.35		(0.29)	0.06	(0.35)	—	(0.35)	—
February 22, 2005 (e) through June 30, 2005	10.66	0.21		0.03	0.24	(0.23)	—	(0.23)	—

Short Duration Bond Fund
Year Ended February 28, 2007	10.44	0.44	(f)	0.10	0.54	(0.45)	—	(0.45)	—
July 1, 2005 through February 28, 2006 (d)	10.52	0.24		(0.07)	0.17	(0.25)	—	(0.25)	—
February 22, 2005 (e) through June 30, 2005	10.56	0.13		(0.02)	0.11	(0.15)	—	(0.15)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to the last day in February.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

80   JPMORGAN INCOME FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 10.67	5.88%	$711,527	0.40%	4.72%	0.44%	8%
10.56	0.12	703,229	0.40	4.89	0.47	13
10.90	2.44	649,060	0.40	5.00	0.43	16

7.78	5.97	12,094	0.45	5.10	0.46	26
7.73	0.62	12,738	0.44	5.10	0.44	15
7.95	2.35	13,894	0.43	5.27	0.43	20

8.61	13.12	64,497	0.81	7.74	0.81	69
8.24	4.60	58,131	0.80	7.95	0.80	47
8.30	(0.12)	40,477	0.79	7.91	0.85	68

10.39	5.84	127,554	0.40	4.99	0.46	5
10.32	0.31	120,779	0.40	5.20	0.48	5
10.65	2.16	134,005	0.40	5.28	0.43	10

10.48	5.97	829,330	0.25	4.83	0.48	18
10.38	0.62	1,177,895	0.25	5.08	0.47	16
10.67	2.30	1,135,323	0.25	5.19	0.46	25

10.53	5.24	299,838	0.30	4.18	0.41	44
10.44	1.60	371,212	0.30	3.47	0.41	22
10.52	1.05	392,444	0.30	3.45	0.44	27

JULY 1, 2007   81

Financial Highlights (continued)

Ultra (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Ultra Short Duration Bond Fund
Year Ended February 28, 2007	$9.75	$0.49		$0.02	$0.51	$(0.49)	$—	$(0.49)
July 1, 2005 through February 28, 2006 (d)	9.83	0.27		(0.06)	0.21	(0.29)	—	(0.29)
February 22, 2005 (e) through June 30, 2005	9.87	0.13		(0.02)	0.11	(0.15)	—	(0.15)

Bond Fund
September 1, 2006 through February 28, 2007 ( f)	9.20	0.24		0.12	0.36	(0.25)	—	(0.25)
Year Ended August 31, 2006	9.76	0.48		(0.32)	0.16	(0.45)	(0.27)	(0.72)
Year Ended August 31, 2005	9.97	0.32		0.20	0.52	(0.43)	(0.30)	(0.73)
Year Ended August 31, 2004	9.95	0.36		0.32	0.68	(0.36)	(0.30)	(0.66)
Year Ended August 31, 2003	10.05	0.43		(0.02)	0.41	(0.43)	(0.08)	(0.51)
November 1, 2001 through August 31, 2002 ( g)	10.09	0.34		0.02	0.36	(0.34)	(0.06)	(0.40)
Year Ended October 31, 2001 ( h)	9.47	0.54	( i)	0.72	1.26	(0.62)	(0.02)	(0.64)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	The Fund changed its fiscal year end from August 31 to the last day in February.

(g)	The Fund changed its fiscal year from October 31 to August 31.

(h)	Prior to the open of business on September 10, 2001, the class underwent a split of shares. The net asset value at the beginning of the period was restated to reflect the split.

(i)	Calculated based upon average shares outstanding.

(j)	Percentages prior to September 10, 2001 reflect the portfolio turnover of The U.S. Fixed Income Portfolio, in which the Fund invested all of its investable assets.

82   JPMORGAN INCOME FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$9.77	5.37%	$648,283	0.25%	5.01%	0.41%	26%
9.75	2.20	474,681	0.25	4.30	0.41	9
9.83	1.11	425,437	0.25	3.68	0.40	26

9.31	3.95	162,248	0.40	5.23	0.45	357
9.20	1.80	145,624	0.40	5.00	0.48	711
9.76	5.45	126,272	0.40	3.90	0.51	559
9.97	7.05	380,794	0.40	3.59	0.56	571
9.95	4.08	444,000	0.40	4.19	0.55	679
10.05	3.80	609,000	0.40	4.20	0.53	572
10.09	13.63	598,000	0.37	6.08	0.47	423	( j)

JULY 1, 2007   83

Legal Proceedings and Additional Fee and Expense Information

LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE
INFORMATION AFFECTING THE JPMT II FUNDS

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the ‘SEC Order’) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

In addition, on August 30, 2005, the commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right to Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. In June 2007, the matter, which generally related to the same facts that were the subject of the SEC Order and NYAG settlement discussed above, was settled, and the West Virginia Order will be vacated.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

The following information is provided with respect to the Funds which are series of JPMorgan Trust II and which were former series of One Group Mutual Funds. The settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

84   JPMORGAN INCOME FUNDS

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIA that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIA and/or its affiliates, as applicable.

The table below shows the Reduced Rates for the Ultra Shares of the Government Bond Fund.

REDUCED RATE FUND

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan Government Bond Fund	Ultra	0.50%	0.50%

Non-Reduced Rate Funds

The table below shows the ratios for Ultra Shares of the Funds offered in this prospectus subject to the Non-Reduced Rate.

NON-REDUCED RATE FUNDS

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan Ultra Short Duration Bond Fund	Ultra	0.43%	0.43%
JPMorgan Short Duration Bond Fund	Ultra	0.41%	0.41%
JPMorgan Intermediate Bond Fund	Ultra	0.47%	0.47%
JPMorgan Core Bond Fund	Ultra	0.45%	0.45%
JPMorgan Core Plus Bond Fund	Ultra	0.46%	0.47%
JPMorgan Mortgage-Backed Securities Fund	Ultra	0.27%	0.50%
JPMorgan High Yield Bond Fund	Ultra	0.81%	0.81%

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On 7/1/07, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIA and/or its affiliates; and the Gross Expense Ratios thereafter.

JULY 1, 2007   85

Legal Proceedings and Additional Fee and Expense Information (continued)

“Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year. “Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.”

Your actual costs may be higher or lower than those shown.

Reduced Rate Fund

JPMorgan Government Bond Fund

	Ultra
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 200 8	$51	5.00%	4.50%	4.50%
June 30, 200 9	53	10.25	9.20	4.50
June 30, 20 10	56	15.76	14.12	4.50
June 30, 201 1	58	21.55	19.25	4.50
June 30, 201 2	61	27.63	24.62	4.50
June 30, 201 3	64	34.01	30.23	4.50
June 30, 201 4	67	40.71	36.09	4.50
June 30, 201 5	70	47.75	42.21	4.50
June 30, 201 6	73	55.13	48.61	4.50
June 30, 201 7	76	62.89	55.30	4.50

Non-Reduced Rate Funds

JPMorgan Ultra Short Duration Bond Fund

	Ultra
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 200 8	$44	5.00%	4.57%	4.57%
June 30, 200 9	46	10.25	9.35	4.57
June 30, 20 10	48	15.76	14.35	4.57
June 30, 201 1	50	21.55	19.57	4.57
June 30, 201 2	53	27.63	25.04	4.57
June 30, 201 3	55	34.01	30.75	4.57
June 30, 201 4	58	40.71	36.73	4.57
June 30, 201 5	60	47.75	42.97	4.57
June 30, 201 6	63	55.13	49.51	4.57
June 30, 201 7	66	62.89	56.34	4.57

86   JPMORGAN INCOME FUNDS

JPMorgan Short Duration Bond Fund

	Ultra
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 200 8	$42	5.00%	4.59%	4.59%
June 30, 200 9	44	10.25	9.39	4.59
June 30, 20 10	46	15.76	14.41	4.59
June 30, 201 1	48	21.55	19.66	4.59
June 30, 201 2	50	27.63	25.16	4.59
June 30, 201 3	52	34.01	30.90	4.59
June 30, 201 4	55	40.71	36.91	4.59
June 30, 201 5	57	47.75	43.19	4.59
June 30, 201 6	60	55.13	49.77	4.59
June 30, 201 7	63	62.89	56.64	4.59

JPMorgan Intermediate Bond Fund

	Ultra
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 200 8	$48	5.00%	4.53%	4.53%
June 30, 200 9	50	10.25	9.27	4.53
June 30, 20 10	53	15.76	14.21	4.53
June 30, 201 1	55	21.55	19.39	4.53
June 30, 201 2	57	27.63	24.80	4.53
June 30, 201 3	60	34.01	30.45	4.53
June 30, 201 4	63	40.71	36.36	4.53
June 30, 201 5	66	47.75	42.54	4.53
June 30, 201 6	69	55.13	48.99	4.53
June 30, 201 7	72	62.89	55.74	4.53

JPMorgan Core Bond Fund

	Ultra
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 200 8	$46	5.00%	4.55%	4.55%
June 30, 200 9	48	10.25	9.31	4.55
June 30, 20 10	50	15.76	14.28	4.55
June 30, 201 1	53	21.55	19.48	4.55
June 30, 201 2	55	27.63	24.92	4.55
June 30, 201 3	57	34.01	30.60	4.55
June 30, 201 4	60	40.71	36.54	4.55
June 30, 201 5	63	47.75	42.76	4.55
June 30, 201 6	66	55.13	49.25	4.55
June 30, 201 7	69	62.89	56.04	4.55

JULY 1, 2007   87

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Core Plus Bond Fund

	Ultra
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 200 8	$47	5.00%	4.54%	4.54%
June 30, 200 9	50	10.25	9.28	4.53
June 30, 20 10	53	15.76	14.23	4.53
June 30, 201 1	55	21.55	19.40	4.53
June 30, 201 2	57	27.63	24.81	4.53
June 30, 201 3	60	34.01	30.46	4.53
June 30, 201 4	63	40.71	36.37	4.53
June 30, 201 5	66	47.75	42.55	4.53
June 30, 201 6	69	55.13	49.01	4.53
June 30, 201 7	72	62.89	55.76	4.53

JPMorgan Mortgage-Backed Securities Fund

	Ultra
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 200 8	$28	5.00%	4.73%	4.73%
June 30, 200 9	54	10.25	9.44	4.50
June 30, 20 10	56	15.76	14.37	4.50
June 30, 201 1	58	21.55	19.51	4.50
June 30, 201 2	61	27.63	24.89	4.50
June 30, 201 3	64	34.01	30.51	4.50
June 30, 201 4	67	40.71	36.39	4.50
June 30, 201 5	70	47.75	42.52	4.50
June 30, 201 6	73	55.13	48.94	4.50
June 30, 201 7	76	62.89	55.64	4.50

JPMorgan High Yield Bond Fund

	Ultra
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 200 8	$83	5.00%	4.19%	4.19%
June 30, 200 9	86	10.25	8.56	4.19
June 30, 20 10	90	15.76	13.10	4.19
June 30, 201 1	94	21.55	17.84	4.19
June 30, 201 2	97	27.63	22.78	4.19
June 30, 201 3	102	34.01	27.93	4.19
June 30, 201 4	106	40.71	33.29	4.19
June 30, 201 5	110	47.75	38.87	4.19
June 30, 201 6	115	55.13	44.69	4.19
June 30, 201 7	120	62.89	50.75	4.19

88   JPMORGAN INCOME FUNDS

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HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

If you buy shares through a Financial Intermediary, please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102.
1-202-551-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for each of the Funds, except the Bond Fund is 811-4236.

Investment Company Act File No. for the Bond Fund is 811-212 9 5.

© JPMorgan Chase & Co., 2007 All rights reserved. July 2007.	PR-INCU-707

PROSPECTUS JULY 1, 2007

JPMorgan

Income

Funds

R Class Shares

JPMorgan Core Bond Fund
JPMorgan High Yield Bond Fund
JPMorgan Emerging Markets Debt Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Core Bond Fund	1
JPMorgan High Yield Bond Fund	7
JPMorgan Emerging Markets Debt Fund	1 3
The Funds’ Management and Administration	1 9
How to Do Business with the Funds	2 1
Purchasing Fund Shares	2 1
Networking and Sub-Transfer Agency Fees	2 4
Exchanging Fund Shares	2 4
Redeeming Fund Shares	2 5
Shareholder Information	2 8
Distributions and Taxes	2 8
Shareholder Statements and Reports	2 8
Availability of Proxy Voting Record	2 9
Portfolio Holdings Disclosure	2 9
Investment Practices	30
Risk and Reward Elements for the Funds	3 8
Financial Highlights	4 4
Legal Proceedings and Additional Fee and Expense Information	4 6
How to Reach Us	Inside back cover

JPMorgan Core Bond Fund

What is the goal of the Fund?

The Fund seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

What are t he Fund’s m ain i nvestment s trateg ies?

The Fund invests mainly in investment grade bonds and debt securities or unrated bonds and debt securities which JPMorgan Investment Advisors Inc. (JPMIA or the adviser), determines to be of comparable quality, as well as preferred stock and loan participations. Such securities include U.S. government securities such as U.S. Treasury obligations as well as the Federal National Mortgage Association (Fannie Mae), the Government National Mortgage Association (Ginnie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and other government agency mortgage-backed securities.

As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. Generally, such bonds will have intermediate to long maturities.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category. The Fund’s average weighted maturity will ordinarily range between four and 12 years, although the Fund may shorten its average weighted maturity if deemed appropriate for temporary defensive purposes. See page 30 for a discussion of average weighted maturity.

The Fund also may purchase taxable or tax-exempt municipal securities.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments , for risk management and/or to increase income or gain to the Fund .

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA analyzes four major factors in managing and constructing the Fund: duration, market sectors, maturity concentrations and individual securities. JPMIA looks for market sectors and individual securities that it believes will perform well over time. JPMIA is value oriented and selects individual securities after performing a risk/reward analyst that includes an evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

JULY 1, 2007   1

JPMorgan Core Bond Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities are considered to have speculative characteristics , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Temporary Defensive Positions and Redemption Risk s . To respond to unusual circumstances and for cash management purposes , the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments

2   JPMORGAN INCOME FUNDS

may prevent the Fund from meeting its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 30– 42.

JULY 1, 2007   3

JPMorgan Core Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* Since R Class Shares were launched on 5/15/06, and do not yet have a full calendar year of performance, the bar chart shows the performance of the Fund’s Select Class Shares. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Aggregate Bond Index, a broad-based securities market index, and the Lipper Intermediate U.S. Government Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2001	5.13%	Worst Quarter	2nd quarter, 2004	–2.22%

*	The R Class Shares were launched on 5/15/06 and, therefore, the performance shown is that of the Select Class Shares of the Fund and has not been adjusted to reflect the difference in fees and other expenses between the classes. Select Class Shares of the Fund are not offered in this prospectus. Select Class and R Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses. The Fund consolidated with the Pegasus Bond Fund on 3/22/99. The performance information for periods prior to 3/22/99 reflects the performance of the predecessor to the Pegasus Bond Fund and the Pegasus Bond Fund.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 1.71%.

4   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2006*

	Past 1 Year	Past 5 Years	Past 10 Years
R CLASS
Return Before Taxes	3.99	4.94	6.26
Return After Taxes on Distributions	2.34	3.02	3. 96
Return After Taxes on Distributions and Sale of Fund Shares	2.5 7	3.08	3.94

LEHMAN BROTHERS AGGREGATE BOND INDEX1ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.33	5.06	6.24

LIPPER INTERMEDIATE U.S. GOVERNMENT FUNDS INDEX2ˆ
(Reflects No Deduction for Taxes)	3.71	4.08	5.39

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The performance figures in the table for the period before R Class Shares were launched on 5/15/06 are based on the Fund’s Select Class Shares, which invest in the same portfolio of securities. Select Class Shares of the Fund are not offered in this prospectus. Select Class and R Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses. The Fund consolidated with the Pegasus Bond Fund on 3/22/99. The performance information for periods prior to 3/22/99 reflects the performance of the predecessor to the Pegasus Bond Fund and the Pegasus Bond Fund.

1	The Lehman Brothers Aggregate Bond Index is an unmanaged index and represents a mix of maturities. It is a replica (or model) of the U.S. government bond, mortgage-backed securities and corporate bond markets. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses .

2	The performance of the Lipper Intermediate U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2007   5

JPMorgan Core Bond Fund (continued)

I nvestor Expenses for R Class Shares

The expenses of R Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(expenses that are deducted from R class assets)

R Class
Management Fees	0.30
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.05
Other Expenses[1]	0.15
Acquired Fund Fees and Expenses[2]	0.01
Total Annual Operating Expenses [3,4]	0.51

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/28/07. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of R Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.53% of its average daily net assets through 6/30/08. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.50% of the average daily net assets for R Class Shares.

Example

The example below is intended to help you compare the cost of investing in R Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	total annual operating expenses .

This example is for comparison only; the actual returns of R Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
52	164	285	640

6   JPMORGAN INCOME FUNDS

JPMorgan High Yield Bond Fund

What is the goal of the Fund?

The Fund seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.

What are t he Fund’s m ain i nvestment s trateg ies?

The Fund invests in all types of high yield, high risk debt securities. The Fund also may invest in convertible securities, preferred stock, common stock and loan participations and assignments.

As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. Under normal circumstances, the Fund invests at least 80% of its assets in bonds, loan participations, preferred stock and other debt securities, which are rated below investment grade or unrated.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

Up to 20% of the Fund’s assets may be invested in other securities, including investment grade debt securities. The Fund’s average weighted maturity ordinarily will range between three and ten years, although the Fund may shorten its weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes. See page 30 for a discussion of average weighted maturity.

The Fund may invest up to 100% of the Fund’s total assets in below investment grade or unrated securities. Such securities are known as junk bonds. Junk bonds also include unrated securities that JPMIA believes to be of comparable quality of debt securities that are rated below investment grade. Junk bonds are also called “high yield bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB or lower by Standard & Poor’s Corporation (S&P) and Ba or lower by Moody’s Investors Service Inc. (Moody’s)). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments , for risk management and/or to increase income or gain to the Fund.

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors. For each issuer, JPMIA performs an in-depth analysis of the issuer including business prospects, management, capital requirements, capital

JULY 1, 2007   7

JPMorgan High Yield Bond Fund (continued)

structure, enterprise value, and security structure and covenants. In addition, JPMIA monitors investments on an ongoing basis by staying abreast of positive and negative credit developments, expediting the review of the Fund’s investments that are considered to be the most risky.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

High Yield Securities Risk.  The Fund’s main investment strategy is to invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended as a long-term investment program for investors who are able and willing to assume a high degree of risk.

Smaller Companies Risk.  As part of its high yield strategy, the Fund invests in debt securities of smaller, newer companies. These investments may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in the value of their debt securities. This may cause unexpected decreases in the value of your investment in the Fund.

Sensitivity to Interest Rates and Economic Changes. The income and market value of the Fund’s securities may fluctuate more than higher-rated securities. Although non-investment grade debt securities tend to be less sensitive to interest rate changes than investment grade debt securities, non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund’s investments and the Fund’s net asset value may be volatile.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Interest Rate Risk.    The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and long maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. In addition to high yield securities, the Fund may invest in securities that are rated in the lowest investment grade category. Such securities are considered to have speculative characteristics, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the

8   JPMORGAN INCOME FUNDS

risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

Temporary Defensive Positions and Redemption Risk s . To respond to unusual circumstances and for cash management purposes , the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 30–4 2.

JULY 1, 2007   9

JPMorgan High Yield Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* Since R Class Shares were launched on 5/15/06, and do not yet have a full calendar year of performance, the bar chart shows the performance of the Fund’s Select Class Shares. The table shows the average annual total returns for the past one year, five years, and life of the Fund. It compares that performance to the Lehman Brothers High Yield Index, 2% Issuer Constrained Index, a broad-based securities market index, and the Lipper High Current Yield Bond Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	2nd quarter, 2003	9.59%	Worst Quarter	3rd quarter, 2001	–4.24%

*	The R Class Shares were launched on 5/15/06 and, therefore, the performance shown is that of the Select Class Shares of the Fund and has not been adjusted to reflect the difference in fees and other expenses between the classes. Select Class Shares of the Fund are not offered in this prospectus. Select Class and R Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 2.91%.

10   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2006*

	Past 1 Year	Past 5 Years	Life of Fund[1]
R CLASS
Return Before Taxes	12.81	10.04	6.84
Return After Taxes on Distributions	9.74	6.90	3.47
Return After Taxes on Distributions and Sale of Fund Shares	8.24	6.68	3.67

LEHMAN BROTHERS HIGH YIELD INDEX, 2% ISSUER CONSTRAINED INDEX2ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	10.76	10.20	6.43

LIPPER HIGH CURRENT YIELD BOND FUNDS INDEX3 ˆ
(Reflects No Deduction for Taxes)	10.18	9.08	4.62

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The performance figures in the table for the period before R Class Shares were launched on 5/15/06 are based on the Fund’s Select Class Shares, which invest in the same portfolio of securities. Select Class Shares of the Fund are not offered in this prospectus. Select Class and R Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

1	The Fund commenced operations on 11/13/98. Performance of the benchmarks is from 11/30/98 .

2	The Lehman Brothers High Yield Index, 2% Issuer Constrained Index is an unmanaged index comprised of fixed rate, non-investment grade debt securities that are dollar denominated and non-convertible. The Index limits the maximum exposure to any one issuer to 2%. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses .

3	The performance of the Lipper High Current Yield Bond Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

Investor Expenses for R Class Shares

The expenses of R Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(fees paid directly from your investment)

R Class
Redemption Fee on shares held less than 60 days as a % of Amount Redeemed/Exchanged	2.00

JULY 1, 2007   11

JPMorgan High Yield Bond Fund (continued)

ANNUAL FUND OPERATING EXPENSES (%)

(expenses that are deducted from R class assets)

R Class
Management Fees	0. 65
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.05
Other Expenses[1]	0.16

Total Annual Operating Expenses [2]	0.86

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/ or reimburse expenses to the extent that total annual operating expenses of the R Class Shares (excluding A cquired F und F ees and E xpenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses, and expenses related to the Board of Trustees’ deferred compensation plan ) exceed 0.86% of its average daily net assets through 6/30/08. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in R Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	total annual operating expenses .

This example is for comparison only; the actual returns of R Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
88	274	477	1,061

12   JPMORGAN INCOME FUNDS

JPMorgan Emerging Markets Debt Fund

What is the goal of the Fund?

The Fund’s goal is to provide high total return from a portfolio of fixed income securities of emerging markets issuers.

What are the Fund’s m ain i nvestment s trateg ies?

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in emerging market debt investments. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund invests primarily in debt securities that it believes have the potential to provide a high total return from countries whose economies or bond markets are less developed. This designation currently includes most countries in the world except Australia, Canada, Hong Kong, Japan, New Zealand, the U.S., the United Kingdom and most western European countries. Issuers of portfolio securities may include foreign governments, corporations, and financial institutions. These securities may be of any maturity and quality, but under normal market conditions the Fund’s duration will generally be similar to that of the Emerging Markets Bond Index Global. The Fund does not have any minimum quality rating and may invest without limit in securities that are rated below investment grade (commonly known as junk bonds) or the unrated equivalent.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments , for risk management and/or to increase income or gain to the Fund .

The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of derivatives including forward foreign currency contracts, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund may engage in short sales.

The Fund’s Board of Trustees may change any of these investment policies (including the Fund’s investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

J.P. Morgan Investment Management Inc. (JPMIM or the adviser) selects investments for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual fixed income investments that it believes will perform well over market cycles and spreads the Fund’s holdings across various security types. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if

JULY 1, 2007   13

JPMorgan Emerging Markets Debt Fund (continued)

the adviser’s expectations regarding particular securities or markets are not met.

Foreign Securities Risk.  Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency exchange rate fluctuations and exchange control regulations, higher transactions costs, delayed settlement and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.

Emerging Markets Risk.  The risks associated with foreign securities are magnified in countries that are “emerging markets.” These countries may have relatively unstable governments and less established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments.

Sovereign Debt Securities Risk.  The Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Currency Risk.  Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. In addition to high yield securities, the Fund may invest in securities in the lowest investment grade category. Such securities also are considered to have speculative characteristics, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

High Yield Securities Risk.   The Fund may invest without limit in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and

14   JPMORGAN INCOME FUNDS

economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended as a long-term investment program for investors who are able and willing to assume a high degree of risk.

Short Selling Risk.  The Fund may enter into short sales of certain securities and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. In addition, the Fund may enter into short sales of instruments such as mortgage TBAs which do not involve borrowing a security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

High Portfolio Turnover.  The Fund may engage in active and frequent trading leading to increase portfolio turnover, higher transaction costs, and the possibility of increased capital gains.

Temporary Defensive Positions Risk.  To respond to unusual circumstances and for cash management pur poses , the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective.

Redemption Risk.  The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other countries.

Non-Diversified Fund Risk.  Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 30– 42.

JULY 1, 2007   15

JPMorgan Emerging Markets Debt Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance with respect to the Fund’s shares.* Since R Class Shares were launched on 5/15/06, and do not yet have a full calendar year of performance, the bar chart shows the performance of the Fund’s R Class Shares. The table shows average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the JPMorgan Emerging Markets Bond Index Global, a broad-based securities market index and the Lipper Emerging Markets Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 2002	14.22%	Worst Quarter	3rd quarter, 1998	–21.73%

*	The R Class Shares were launched on 5/15/06, and therefore, the performance shown is that of the Select Class Shares of the Fund and has not been adjusted to reflect the difference in fees and other expenses between the classes. Select Class and R Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses. Prior to 9/10/01, the Fund had only one class of shares, and operated in a master-feeder structure.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 3.03%.

16   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2006*

	Past 1 Year	Past 5 Years	Life of Fund[1]
R CLASS
Return Before Taxes	12.57	16.34	11.48
Return After Taxes on Distributions	10.58	12.18	7.07
Return After Taxes on Distributions and Sale of Fund Shares	8.12	11.95	7.15

JPMORGAN EMERGING MARKETS BOND INDEX GLOBAL2ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	9.86	14.08	10.58

LIPPER EMERGING MARKETS DEBT FUNDS INDEX3ˆ
(Reflects No Deduction for Taxes)	12.33	16.18	10.79

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The performance figures in the table for the period before R Class Shares were launched on 5/15/06 are based on the Fund’s Select Class Shares, which invest in the same portfolio of securities. Select Class Shares are not offered in this prospectus. Select Class and R Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses. Prior to 9/10/01, the Fund had only one class of shares, and operated in a master-feeder structure.

1	The Fund commenced operations on 4/17/97. Performance for the benchmarks is from 4/30/97.

2	The JPMorgan Emerging Markets Bond Index Global is a broad-based, unmanaged index which tracks total return for external currency-denominated debt (Brady bonds, loans, Eurobonds and U.S. dollar- denominated local market instruments) in emerging markets. The index is a administered by JPMorgan Securities, Inc., an affiliate of the Adviser. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses .

3	The performance of the Lipper Emerging Markets Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

Investor Expenses for R Class Shares

The expenses of the R Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(fees paid directly from your investment)

R Class
Redemption Fee on shares held less than 6 0 days as a % of Amount Redeemed/Exchanged	2.00

JULY 1, 2007   17

JPMorgan Emerging Markets Debt Fund (continued)

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from R class assets)

R Class
Management Fees	0.70
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.05
Other Expense s [1]	0.39
Acquired Fund Fees and Expenses[2]	0.01

Total Annual Operating Expenses [3,4]	1.15
Fee Waivers and Expense Reimbursements [4]	(0.09)

Net Expenses [4]	1.06

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/28/07. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMI M, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of R Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.05% of its average daily net assets through 6/30/08. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 1.14% of the average daily net assets for R Class Shares.

Example

The example below is intended to help you compare the cost of investing in R Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of R Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
108	356	624	1,390

18   JPMORGAN INCOME FUNDS

The Funds’ Management and Administration

The Emerging Markets Debt Fund is a series of JPMorgan Trust I (JPMT I), a Delaware statutory trust.

The Core Bond Fund and the High Yield Bond Fund are series of JPMorgan Trust II (JPMT II), a Delaware statutory trust.

The trustees of each trust are responsible for overseeing all business activities.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Investment Advisors Inc. (JPMIA) each acts as investment adviser to one or more of the Funds and each makes day-to-day investment decisions for the Funds which it advises. JPMIM is the investment adviser to the JPMT I Fund and JPMIA (formerly known as Banc One Investment Advisors Corporation) is the investment adviser to the JPMT II Funds.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167. JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMIA is located at 1111 Polaris Parkway, Columbus, OH 43240.

During the most recent fiscal year ended February 28, 2007, JPMIM or JPMIA was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

Core Bond Fund	0. 30%
High Yield Bond Fund	0. 65
Emerging Markets Debt Fund	0. 64

A discussion of the basis the Board of Trustees of the trusts used in reapproving the investment advisory agreement for the Funds is available in the annual (for the JPMT I Fund) or semi-annual (for the JPMT II Funds) report dated August 31, 2006 .

The Portfolio Managers

The lead portfolio managers who are primarily responsible for the day-to-day management of the Funds are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Funds. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Funds within the parameters established by the portfolio managers.

Core Bond Fund

Douglas Swanson, Managing Director, is the lead portfolio manager responsible for the day-to-day management of the Core Bond Fund. An employee of JPMIA or predecessor firms since 1983, Mr. Swanson has led the team responsible for the management of the Fund since 1991. Christopher Nauseda, Vice President, began participating in the management of the Core Bond Fund in May 2006. An employee of JPMIA or predecessor firms since 1982, Mr. Nauseda also serves as the manager for numerous institutional accounts and assists with JPMorgan mutual funds.

High Yield Bond Fund

The portfolio management team for the High Yield Bond Fund is comprised of William J. Morgan, Managing Director, and James P. Shanahan, Managing Director . Mr. Morgan and Mr. Shanahan have been part of the team responsible for management of the Fund since inception. Mr. Morgan is the high yield team leader and the portfolio manager for accounts in the high yield, aggressive income high yield, and insurance asset BB styles. Mr. Morgan has been an employee of JPMIA and/or affiliated firms since 1998. An employee of JPMIA and/or affiliated firms since 1998, Mr. Shanahan is a high yield co-portfolio manager for general high yield mandates, responsible for distressed and special situation investments, and CBO portfolios. James E. Gibson , Vice President, has assisted in the management of the Fund

JULY 1, 2007   19

The Funds’ Management and Administration (continued)

since June 2007. Mr. Gibson is one of the principal high yield trader s in the U.S. Fixed Income Group and has been an employee of JPMIA and/or affiliated firms since 1998 .

Emerging Markets Debt Fund

Jeffery J. Grills, Managing Director and CFA charterholder, and Gunter J. Heiland, Managing Director, are the portfolio managers for the Emerging Markets Debt Fund. Mr. Grills and Mr. Heiland have been responsible for the management of the Fund since 2000. An employee of JPMIM since 1993, Mr. Grills has served as an analyst for the Quantitative Research Group of the Fixed Income Group focusing on portfolio construction and risk analysis. An employee of JPMIM since 1997, Mr. Heiland is also a senior trader.

The Funds’ Statement of Additional Information provides information about the other accounts managed by the lead portfolio managers, if any, the structure of their compensation and their ownership of Fund securities.

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

The Funds’ Shareholder Servicing Agent

The Trusts, on behalf of the Funds, have entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.05% of the average daily net assets of the R Class Shares of each Fund. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the 0.05% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM, JPMIA, and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIA, JPMIM, JPMDS, and from time to time, other affiliates of JPMorgan Chase, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase that have entered into an agreement with JPMDS. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIA, JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

20   JPMORGAN INCOME FUNDS

How to Do Business with the Funds

PURCHASING FUND SHARES

Who can buy shares?

Shares may be purchased by the JPMorgan SmartRetirement Funds.

Shares may also be purchased by 401(k) and other retirement plans administered by the Retirement Plan Services affiliate of JPMorgan Chase Bank, N.A.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. See “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The JPMorgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the JPMorgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems or procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the

JULY 1, 2007   21

How to Do Business with the Funds (continued)

Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The JPMorgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchase, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements. Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Duration Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by a Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds’ Board, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

22   JPMORGAN INCOME FUNDS

How do I open an account?

Read the prospectus carefully, and select the Fund or Funds most appropriate for you. The Funds may issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes.

Decide how much you want to invest.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed less any applicable redemption fee.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	JPMorgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-R)
Your Fund Number & Account Number
    (ex: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

JULY 1, 2007   23

How to Do Business with the Funds (continued)

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-R)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Fund may also directly enter into agreements with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM, JPMIA, or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

R Class Shares of the Fund may be exchanged for R Class Shares of another JPMorgan Fund or for any other class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Do I pay a redemption fee on an exchange?

Because exchanges involve redemptions, you will pay a redemption fee on certain exchanges. See “Do I pay a redemption fee?” below.

Are exchanges taxable?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds

24   JPMORGAN INCOME FUNDS

limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by a Fund or the Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted minus the amount of any applicable redemption fee.

Do I pay a redemption fee?

If you sell or exchange your shares of the High Yield Bond Fund or the Emerging Markets Debt Fund within 60 days of purchase or exchange into the Fund, you will pay a redemption fee of 2.00% of the value of the shares sold in addition to any applicable CDSC. The day after your purchase order is accepted (i.e., trade date plus 1) is considered the first day for purposes of calculating the 60-day holding period. Shares acquired in conjunction with a Fund merger, the transfer of substantially all of the assets of a common or collective fund, or the substitution of a Fund for an existing investment alternative by an employee benefit plan shall be deemed to be held for 60 days for purposes of calculating the 60-day holding period.

•	The redemption fee does not apply to:

1.	Shares acquired through reinvested distributions (dividends and capital gains),

2.	Shares purchased by mutual fund wrap fee programs,

JULY 1, 2007   25

How to Do Business with the Funds (continued)

3.	Shares redeemed in connection with death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) within one year of such death or disability,

4.	Shares redeemed as part of a termination of certain employer-sponsored retirement plans,

5.	Redemption of an employer-sponsored retirement plan’s entire share position with the Fund,

6.	Involuntary redemptions resulting from a failure to maintain the required minimum balance in an account or involuntary forfeiture of shares by a participant of an employee benefit plan,

7.	Shares redeemed by balance forward qualified retirement plans,

8.	Shares redeemed by a “fund of funds” such as the JPMorgan Investor Funds or JPMorgan SmartRetirement Funds provided the “fund of funds” is registered under the Investment Company Act of 1940,

9.	Shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program,

10.	Shares obtained through operation of the conversion feature applicable to Class B Shares,

11.	Shares redeemed by 529 Plans including shares redeemed as a result of rebalancing or as a result of participant direction, and

12.	Shares redeemed as part of a bona fide asset allocation program.

Notwithstanding the foregoing, a redemption fee may be charged in the event that the Distributor determines that any redemptions potentially falling into one of the categories listed above are being used as a market timing strategy. The Statement of Additional Information contains additional details concerning redemption fees. Your Financial Intermediary may not recognize the same exceptions to the imposition of a redemption fee. Check with your Financial Intermediary for more details.

The redemption fees are paid to the High Yield Bond Fund or the Emerging Markets Debt Fund and are designed to offset the brokerage commissions, capital gains impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Fund does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.

The Funds often do not have direct access to shareholder information and is dependent upon Financial Intermediaries to apply redemption fees to Fund accounts held by such Financial Intermediaries on behalf of multiple investors. These accounts which may include omnibus accounts or retirement plan accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another. In these circumstances, the identity of individual purchasers and redeemers whose orders are aggregated are not known by a Fund. While such Fund may request information concerning individual shareholders, the Fund generally must rely on the Financial Intermediary to identify shareholders who should be charged a redemption fee as well as to collect the redemption fee and remit it to the Fund. There is no assurance that such Financial Intermediaries will be effective or uniform in applying the redemption fee to underlying accounts or that such Financial Intermediaries will assess, collect or remit such redemption fee.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice. You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

26   JPMORGAN INCOME FUNDS

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

JULY 1, 2007   27

Shareholder Information

DISTRIBUTIONS AND TAXES

The Funds can earn income and can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

Each Fund generally declares dividends on the last business day of each month and pays such dividends on the first business day of the following month. The Funds will distribute net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses), if any, at least annually. Each Fund may declare an additional dividend in a given year, depending on its tax situation. Each Fund will distribute substantially all of its net investment income and net capital gain.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of net investment income and any net short-term capital gains (see below) are generally taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a tax able year beginning before January 1, 2011 that are properly designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable to shareholders as ordinary income. It is unlikely that dividends from the Funds will qualify to any significant extent for designation as qualified dividend income.

If you receive distributions that are properly designated as capital gain dividends, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gains. Capital gain dividends of a non-corporate U.S. shareholder recognized during a tax able year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. Distributions of net short-term capital gains in excess of net long-term capital losses, if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Funds as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) to such a plan.

A Fund’s investments in ETFs and other investment companies could affect the amount, timing, and character of distributions from the Fund, and, therefore, may increase the amount of taxes payable by shareholders.

A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

The dates on which dividends and capital gains will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements

28   JPMORGAN INCOME FUNDS

carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM or JPMIA. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the JPMorgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Each of the Funds will disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represents of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

JULY 1, 2007   29

Investment Practices

The table discusses the types of investments which can be held by the Funds. In each case, the related types of risk are also listed. In addition to the types of securities listed below, some of the Funds have average weighted maturity requirements. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in a Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. The terms “Intermediate” and “Short Term” in a Fund’s name refer to the average maturity the Fund maintains. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the Fund’s portfolio. Therefore, in the case of a Fund holding mortgage-backed securities, asset-backed securities and similar types of securities, the average weighted maturity of the Fund is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions.

FUND NAME	FUND CODE
JPMorgan Core Bond Fund	1
JPMorgan Emerging Markets Debt Fund	2
JPMorgan High Yield Bond Fund	3

INSTRUMENT	FUND CODE	RISK TYPE
Adjustable Rate Mortgage Loans (ARMs): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.
	1, 3	Credit Interest Rate Market Political Prepayment
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.
	1–3	Credit Interest Rate Market Political Prepayment
Bank Obligations: Bank obligations consist of bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.
	1 –3	Credit Currency Interest Rate Liquidity Market Political
Borrowings: A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. A Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.
	1–3	Credit Interest Rate Market
Brady Bonds: Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.	2	Credit Currency Foreign Investment Interest Rate Market Political

30   JPMORGAN INCOME FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. A Fund will sell only covered call and secured put options.
	1 –3	Credit Leverage Liquidity Management Market
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1 –3	Credit Currency Interest Rate Liquidity Market Political
Convertible Securities: Bonds or preferred stock that can convert to common stock.	1, 3	Credit Currency Interest Rate Liquidity Market Political Valuation
Corporate Debt Securities: Corporate debt securities may include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.
	1–3	Credit Currency Interest Rate Liquidity Market Political Valuation
Credit Default Swaps: A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.
	1–3	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Custodial Receipts: A Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.
	1 , 3	Credit Liquidity Market
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.
	1–3	Liquidity Management Market
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.
	1– 3	Foreign Investment

JULY 1, 2007   31

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
Exchange Traded Fund (ETFs): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Depository Receipts (SPDRs) and NASDAQ 100’s.
	1–3	Investment Company Market
Foreign Currency Transactions: Strategies used to hedge against interest rate and currency risks, for other risk management purposes or to increase income or gain to a Fund. These strategies may consist of use of any of the following: options on Fund positions or currencies, financial and currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (NDFs)), forward rate agreements and interest rate and currency swaps, caps and floors. Certain Funds may engage in such transactions in both U.S. and non-U.S. markets.	2	Credit Foreign Investment Leverage Liquidity Management Market Prepayment
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts and American Depositary Securities.
	1–3	Foreign Investment Liquidity Market Political Prepayment
High Yield/High Risk Securities/Junk Bonds: High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies.	2, 3	Credit Currency Interest Rate Liquidity Market Political Portfolio Quality Valuation
Inflation-Linked Debt Securities: Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.
	1 –3	Credit Currency Interest Rate
Interfund Lending: Interfund lending involves lending money and borrowing money for temporary purposes through a credit facility.	1–3	Credit Interest Rate Market
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.
	1 –3	Credit Leverage Market
Investment Company Securities: Shares of other investment companies, including money market funds for which the Adviser and/or its affiliates serve as investment adviser or administrator. The Adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.
	1–3	Investment Company Market

32   JPMORGAN INCOME FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Loan Participations and Assignments: Participations in, or assignments of all or a portion of loans to corporations or to governments of less developed countries (LDCs).	1– 3	Credit Currency Extension Foreign Investment Interest Rate Liquidity Market Political Prepayment
Mortgages (Directly Held): Mortgages are debt instruments secured by real property.	1–3	Credit Environmental Extension Interest Rate Liquidity Market Natural Event Political Prepayment Valuation
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBS) and other asset-backed structures.
	1, 3	Credit Currency Extension Interest Rate Leverage Market Political Prepayment Tax
Mortgage Dollar Rolls[1]: A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.
	1 , 3	Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include private activity bonds and industrial development bonds, as well as General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.
	1 , 3	Credit Interest Rate Market Natural Event Political Prepayment Tax

1	All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33-1/3% of a Fund’s total assets.

JULY 1, 2007   33

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
New Financial Products: New options and futures contracts and other financial products continue to be developed and a Fund may invest in such options, contracts and products.	1 – 3	Credit Liquidity Management Market
Obligations of Supranational Agencies: Obligations of supranational agencies which are chartered to promote economic development and are supported by various governments and governmental agencies.	1 –3	Credit Foreign Investment
Options and Futures Transactions: A Fund may purchase and sell (a) exchange traded and over the counter put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities.
	1 –3	Credit Leverage Liquidity Management Market
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1, 3	Market
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 193 3 Act, such as privately placed commercial paper and Rule 144A securities.
	1 – 3	Liquidity Market
Real Estate Investment Trusts (REITs): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	1–3	Credit Interest Rate Liquidity Management Market Political Prepayment Tax Valuation
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1–3	Credit Liquidity Market
Reverse Repurchase Agreements[1]: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.
	1–3	Credit Leverage Market
Securities Issued in Connection with Reorganization and Corporate Restructuring: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.
	1–3	Market
Securities Lending: The lending of up to 33-1/3% of a Fund’s total assets. In return, a Fund will receive cash, other securities, and/or letters of credit as collateral.	1–3	Credit Leverage Market
Short Selling: In short selling transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.	2	Credit Liquidity Market

1	All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33-1/3% of a Fund’s total assets.

34   JPMORGAN INCOME FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).	1 –3	Credit Liquidity Market
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	1, 2	Foreign Investment
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include IOs and POs issued outside a REMIC or CMO structure.	1	Credit Market Political Prepayment
Structured Investments: A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.
	1 –3	Credit Foreign Investment Liquidity Management Market
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.
	1 –3	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Synthetic Variable Rate Instruments: Synthetic variable rate instruments generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.	2	Credit Liquidity Market
Temporary Defensive Positions: To respond to unusual circumstances a Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent a Fund from meeting its investment objective.
	1–3	Credit Interest Rate Liquidity Market
Treasury Receipts: A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (TRs), Treasury Investment Growth Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS).
	1 –3	Market
Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.
	1–3	Credit Currency Interest Rate Liquidity Market Political Valuation

JULY 1, 2007   35

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, including funding notes, subordinated benchmark notes, collateralized mortgage obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs).
	1 –3	Credit Gov’t Securities Interest Rate Market
U.S. Government Obligations: U.S. government obligations may include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (STRIPS) and Coupon Under Book Entry Safekeeping (CUBES).
	1 –3	Interest Rate Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to a Fund on demand or at the expiration of a specified term.
	1–3	Credit Liquidity Market
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1–3	Credit Leverage Liquidity Market
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.
	1–3	Credit Currency Interest Rate Liquidity Market Political Valuation

Risk related to certain investments held by the Funds:

Credit risk The risk a financial obligation will to be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

Currency risk The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Foreign investment risk The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

Government securities risk The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Interest rate risk The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Investment company risk If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

Leverage risk The risk that gains or losses will be disproportionately higher than the amount invested.

Liquidity risk The risk the holder may not be able to sell the security at the time or price its desires.

Management risk The risk that a strategy used by a Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

36   JPMORGAN INCOME FUNDS

Political risk The risk governmental policies or other political actions will negatively impact the value of the investment.

Portfolio quality risk The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rates and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.

Prepayment risk The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Tax risk The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

Valuation risk The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

JULY 1, 2007   37

Risk and Reward Elements for the Funds

This table discusses the main elements that may make up a Fund’s overall risk and reward characteristics. It also outlines a Fund’s policies toward various investments, including those that are designed to help certain Funds manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions
•  A Fund’s share price, yield and total return will fluctuate in response to bond market movements
• The value of most bonds will fall when interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value typically falls
• Adverse market, economic, political or other conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder a Fund from achieving its investment objective
• Mortgage-backed and asset-backed securities (securities representing an interest in, or secured by, a pool of mortgages or other assets such as receivables) and direct mortgages could generate capital losses or periods of low yields if they are paid off substantially earlier or later than anticipated

•  Bonds have generally outperformed money market investments over the long term, with less risk than stocks
• Most bonds will rise in value when interest rates fall
• Mortgage-backed and asset-backed securities and direct mortgages can offer attractive returns

•  Under normal circumstances a Fund plans to remain fully invested in bonds and other fixed-income securities and may invest uninvested cash in affiliated money market funds
• Bond investments may include U.S. and foreign corporate and government bonds, mortgage-backed and asset-backed securities, convertible securities, participation interests and private placements
• A Fund seeks to limit risk and enhance total return or yields through careful management, sector allocation, individual securities selection and duration management
• During severe market downturns, a Fund has the option of investing up to 100% of assets in cash and cash equivalents
• The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities and mortgage prepayments

Credit quality
•  The default of an issuer would leave a Fund with unpaid interest or principal
• Junk bonds (those rated BB, Ba or lower) have a higher risk of default, tend to be less liquid and may be more difficult to value
• Investment-grade bonds have a lower risk of default • Junk bonds offer higher yields and higher potential gains
•  A Fund maintains its own policies for balancing credit quality against potential yields and gains in light of its investment goals
• The adviser develops its own ratings of unrated securities and makes a credit quality determination for unrated securities

38   JPMORGAN INCOME FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign investments
•  A Fund could lose money because of foreign government actions, political instability or lack of adequate and accurate information
• Currency exchange rate movements could reduce gains or create losses
• Currency and investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•  Foreign bonds, which represent a major portion of the world’s fixed income securities, offer attractive potential performance and opportunities for diversification
• Favorable exchange rate movements could generate gains or reduce losses
• Emerging markets can offer higher returns

•  Foreign bonds are a primary investment for Emerging Markets Debt Fund
• To the extent that a Fund invests in foreign bonds, it may manage the currency exposure of its foreign investments relative to its benchmark, and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time; these currency management techniques may not be available for certain emerging markets investments; the Emerging Markets Debt Fund may also use forward foreign currency contracts for risk management purposes and/or to increase income and gain by establishing or adjusting exposure to particular foreign securities, markets or currencies (see also “Derivatives”)

When-issued and delayed delivery securities
• When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• A Fund can take advantage of attractive transaction opportunities	• A Fund segregates or earmarks liquid assets to offset leverage risks

Management choices
• A Fund could underperform its benchmark due to its sector, securities or duration choices	• A Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on those areas where it believes its commitment to research can most enhance returns and manage risks in a consistent way

JULY 1, 2007   39

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*
•  Derivatives such as futures, options, swaps and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred
• A Fund may have difficulty exiting a derivatives position
• Derivatives used for risk management or to increase a Fund’s gain may not have the intended effects and may result in losses or missed opportunities
• The counterparty to a derivatives contract could default
• Certain types of derivatives involve costs to the Funds which can reduce returns
• Derivatives that involve leverage could magnify losses
• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit a Fund’s investment flexibility
• Derivatives used for non-hedging purposes could cause losses that exceed the original investment
• Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund’s assets and defer recognition of certain of a Fund’s losses

•  Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost
• A Fund could make money and protect against losses if management’s analysis proves correct
• Derivatives that involve leverage could generate substantial gains at low cost

•  A Fund uses derivatives, such as futures, options, swaps and forward foreign currency contracts for hedging and for risk management and/or to increase income or gains (i.e., to adjust duration or yield curve exposure or to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of a Fund’s exposure relative to its benchmark
• A Fund only establishes hedges that they expect will be highly correlated with underlying positions
• While a Fund may use derivatives that incidentally involve leverage, they do not use them for the specific purpose of leveraging their portfolios
• A Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Funds are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

40   JPMORGAN INCOME FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Securities lending
•  When a Fund lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults
• The collateral will be subject to the risks of the securities in which it is invested
• A Fund may enhance income through the investment of the collateral received from the borrower
•  The adviser maintains a list of approved borrowers
• A Fund receives collateral equal to at least 100% of the current value of securities loaned plus accrued interest
• The lending agents indemnify a Fund against borrower default
• The adviser’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses
• Upon recall, the borrower must return the securities loaned within the normal settlement period

Illiquid holdings
• A Fund could have difficulty valuing these holdings precisely • A Fund could be unable to sell these holdings at the time or price desired	• These holdings may offer more attractive yields or potential growth/appreciation than comparable widely traded securities
•  No Fund may invest more than 15% of net assets in illiquid holdings
• To maintain adequate liquidity to meet redemptions, each Fund may hold high quality short-term instruments (including repurchase agreements for all the Funds) and, for temporary or extraordinary purposes, may borrow from banks up to 33-1/3% of the value of its total assets or draw on a line of credit

Short-term trading
•  Increased trading would raise a Fund’s transaction costs
• Increased short-term capital gains distributions would raise shareholders’ income tax liability; such an increase in transaction costs and/or tax liability, if not offset by gains from short-term trading, would reduce a Fund’s returns
	• A Fund could realize gains in a short period of time • A Fund could protect against losses if a security is overvalued and its value later falls	• A Fund may use short-term trading to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

JULY 1, 2007   41

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Short Selling — Emerging Markets Debt Fund
•  Short sales may not have the intended effects and may result in losses
•  The Fund may not be able to close out a short position at a particular time or at an acceptable price
•  The Fund may not be able to borrow certain securities to sell short, resulting in missed opportunities
• Segregated or earmarked accounts with respect to short sales may limit the Fund’s investment flexibility
• Short sales involve leverage risk, credit exposure to the brokers that execute the short sale and retain the proceeds, have no cap on maximum losses and gains are limited to the price of the stock at the time of the short sale
• T he Fund could make money and protect against losses if management’s analysis proves correct • Short selling may allow the Fund to generate positive returns in declining markets
•   The Fund segregates or earmarks liquid assets to cover short positions and offset a portion of the leverage risk
•  The Fund makes short sales through brokers that the adviser has determined to be highly creditworthy

ETFs and other investment companies
•  If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company
• The price movement of an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss

•  Investments in other investment companies helps to manage smaller cash flows
• Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•  Generally, a Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)[1]
• Exemptive orders granted to various iShares funds (which are ETFs), other ETFs, and their investment advisers by the Securities and Exchange Commission (SEC) permit a Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs
• Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

1	Under the 1940 Act, a Fund may not own more than 3% of the outstanding voting stock of another investment company. Additionally, a Fund’s aggregate investments in other investment companies are restricted as follows: no more than 5% of a Fund’s total assets when a Fund invests in another investment company; and no more than 10% of its total assets when a Fund invests in two or more investment companies.

42   JPMORGAN INCOME FUNDS

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JULY 1, 2007   43

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for each share class for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the representative Fund’s annual report, which is available upon request.

R Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Core Bond Fund
May 15, 2006 (d) through February 28, 2007	$10.35	$0.39	( f)	$0.33	$0.72	$(0.41)	$—	$(0.41)

High Yield Bond Fund
May 15, 2006 (d) through February 28, 2007	8.31	0.52		0.35	0.87	(0.53)	(0.02)	(0.55)

Emerging Markets Debt Fund
September 1, 2006 through February 28, 2007 (e)	8.39	0.24		0.36	0.60	(0.23)	(0.03)	(0.26)
May 15, 2006 ( d ) through August 31, 2006	8.07	0.14		0.33	0.47	(0.15)	—	(0.15)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

(e)	The Fund changed its fiscal year end from August 31 to the last day in February.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

44   JPMORGAN INCOME FUNDS

		Ratios/Supplemental data
				Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$—	$10.66	7.03%	$55,785	0.45%	4.64%	0.50%	8%

— (g)	8.63	10.90	8,732	0.86	7.57	0.86	69

—(g)	8.73	7.15	8,571	1.05	5.42	1.14	68
—(g)	8.39	5.88	2,426	1.05	7.23	1.23	270

JULY 1, 2007   45

Legal Proceedings and Additional Fee and Expense Information

LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION
AFFECTING THE JPMT II FUNDS

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the ‘SEC Order’) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

In addition, on August 30, 2005, the commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right to Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. In June 2007, the matter, which generally related to the same facts that were the subject of the SEC Order and NYAG settlement discussed above, was settled, and the West Virginia Order will be vacated.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

The following information is provided with respect to the Funds which are series of JPMorgan Trust II and which were former series of One Group Mutual Funds. The settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

46   JPMORGAN INCOME FUNDS

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIA that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIA and/or its affiliates, as applicable.

Non-Reduced Rate Funds

The table below shows the ratios for R Class Shares of the Funds offered in this prospectus subject to the Non-Reduced Rate.

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan Core Bond Fund	R	0.51%	0.51%
JPMorgan High Yield Bond Fund	R	0.86%	0.86%

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On 7/1/07, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIA and/or its affiliates; and the Gross Expense Ratios thereafter.

“Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year. “Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.”

Your actual costs may be higher or lower than those shown.

JULY 1, 2007   47

Legal Proceedings and Additional Fee and Expense Information (continued)

Non- Reduced Rate Fund s

JPMorgan Core Bond Fund

	R Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$52	5.00%	4.49%	4.49%
June 30, 2009	54	10.25	9.18	4.49
June 30, 2010	57	15.76	14.08	4.49
June 30, 2011	59	21.55	19.21	4.49
June 30, 2012	62	27.63	24.56	4.49
June 30, 2013	65	34.01	30.15	4.49
June 30, 2014	68	40.71	36.00	4.49
June 30, 2015	71	47.75	42.10	4.49
June 30, 2016	74	55.13	48.48	4.49
June 30, 2017	77	62.89	55.15	4.49

JPMorgan High Yield Bond Fund

	R Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$88	5.00%	4.14%	4.14%
June 30, 2009	91	10.25	8.45	4.14
June 30, 2010	95	15.76	12.94	4.14
June 30, 2011	99	21.55	17.62	4.14
June 30, 2012	103	27.63	22.49	4.14
June 30, 2013	108	34.01	27.56	4.14
June 30, 2014	112	40.71	32.84	4.14
June 30, 2015	117	47.75	38.34	4.14
June 30, 2016	121	55.13	44.06	4.14
June 30, 2017	126	62.89	50.03	4.14

48   JPMORGAN INCOME FUNDS

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HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

If you buy shares through a Financial Intermediary, please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102.
1-202-551-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for the Core Bond Fund and the High Yield Bond Fund is 811-4236.

Investment Company Act File No. for the Emerging Markets Debt Fund is 811-212 9 5.

© JPMorgan Chase & Co., 2007 All rights reserved. July 2007.	PR-INCR-707

PROSPECTUS JULY 1, 2007

JPMorgan

Income

Funds

Class A Shares

JPMorgan Ultra Short Duration Bond Fund
JPMorgan Treasury & Agency Fund
JPMorgan Short Duration Bond Fund
JPMorgan Intermediate Bond Fund
JPMorgan Core Bond Fund
JPMorgan Mortgage-Backed Securities Fund
JPMorgan Government Bond Fund
JPMorgan High Yield Bond Fund

For Taiwan Shareholders Only
The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Ultra Short Duration Bond Fund	1
JPMorgan Treasury & Agency Fund	7
JPMorgan Short Duration Bond Fund	1 2
JPMorgan Intermediate Bond Fund	18
JPMorgan Core Bond Fund	24
JPMorgan Mortgage-Backed Securities Fund	30
JPMorgan Government Bond Fund	36
JPMorgan High Yield Bond Fund	42
The Funds’ Management and Administration	48
How to Do Business with the Funds	51
Purchasing Fund Shares	51
Sales Charges	54
Rule 12b-1 Fees	57
Networking and Sub-Transfer Agency Fees	57
Exchanging Fund Shares	57
Redeeming Fund Shares	58
Shareholder Information	61
Distributions and Taxes	61
Shareholder Statements and Reports	62
Availability of Proxy Voting Record	63
Portfolio Holdings Disclosure	63
Investment Practices	64
Risk and Reward Elements for the Funds	7 1
Financial Highlights	7 6
Legal Proceedings and Additional Fee and Expense Information	8 0
How to Reach Us	Inside back cover

JPMorgan Ultra Short Duration Bond Fund

What is the goal of the Fund?

The Fund seeks a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade securities.

What are the Fund’s m ain i nvestment s trateg ies?

The Fund mainly invests in all types of investment grade debt securities or unrated debt securities which JPMorgan Investment Advisors Inc. (JPMIA or the adviser) determines to be of comparable quality, including mortgage-backed securities, asset-backed securities, adjustable rate mortgages, other structured investments, including collateralized mortgage obligations, and money market instruments. Under normal circumstances, the Fund will invest at least 80% of its assets in bonds. For the purposes of this policy, assets mean net assets plus the amount of borrowings for investment purposes.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

The Fund will maintain a maximum interest rate sensitivity approximately equal to that of a two-year U.S. Treasury security, although the Fund’s actual interest rate sensitivity is expected to be approximately equal to that of a one-year U.S. Treasury security.

The Fund invests in fixed and floating rate debt securities representing an interest in or secured by residential mortgage loans. These securities often are issued or guaranteed by the U.S. government, its agencies or instrumentalities such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac). However, the Fund also may purchase mortgage-backed securities and asset-backed securities that are issued by non-governmental entities. Such securities may or may not have private insurer guarantees of timely payments.

The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments , for risk management and/or to increase income or gain to the Fund .

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. JPMIA looks for individual securities that it believes will perform well over time. JPMIA selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

JULY 1, 2007   1

JPMorgan Ultra Short Duration Bond Fund (continued)

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities are considered to have speculative characteristics , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae, or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

2   JPMORGAN INCOME FUNDS

Temporary Defensive Positions and Redemption Risks. To respond to unusual circumstances and for cash management purposes, the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meetings its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/ Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 64–7 5.

JULY 1, 2007   3

JPMorgan Ultra Short Duration Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Short 9–12 Month U.S. Treasury Index, a broad-based securities market index, and the Lipper Ultra Short Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2000	2.13%	Worst Quarter	2nd quarter, 2004	–0.15%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 1.37%.

4   JPMORGAN INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 2006

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A
Return Before Taxes	2.24	2.55	4.16
Return After Taxes on Distributions	0.63	1.38	2.43
Return After Taxes on Distributions and Sale of Fund Shares	1.43	1.48	2.47

LEHMAN BROTHERS SHORT 9–12 MONTH U.S. TREASURY INDEX1ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.39	2.44	4.19

LIPPER ULTRA SHORT FUNDS INDEX2ˆ
(Reflects No Deduction for Taxes)	4.62	2.58	4.10

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Lehman Brothers Short 9–12 Month U.S. Treasury Index is an unmanaged index, which includes aged U.S. Treasury notes and bonds with a remaining maturity from nine up to, but not including, twelve months. It excludes zero-coupon strips. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

2	The performance of the Lipper Ultra Short Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

Investor Expenses for Class A Shares

The expenses of Class A Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A
Maximum Sales Charge (Load) When You Buy Shares, Shown as % of the Offering Price*	2.25	**
Maximum Deferred Sales Charge (Load) Shown as % of Lower of Original Purchase Price or Redemption Proceeds	NONE	***

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Taiwan investors are subject to a reduced sales charge and may be able to further reduce or eliminate sales charges. See “How to do Business with the Funds.”

***	Except for certain purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

JULY 1, 2007   5

JPMorgan Ultra Short Duration Bond Fund (continued)

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class A assets)

Class A
Management Fees	0. 25
Distribution (Rule 12b-1) Fees	0.25
Shareholder Service Fees	0.25
Other Expenses[1]	0.16
Acquired Fund Fees and Expenses[2]	0.02
Total Annual Operating Expenses [3,4]	0.93
Fee Waivers and Expense Reimbursements [4]	(0.21)
Net Expenses [4]	0.72

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/28/07. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.70% of its average daily net assets through 6/30/08. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.91% of the average daily net assets for Class A Shares.

Example

The example below is intended to help you compare the cost of investing in Class A Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A Shares and your actual costs may be higher or lower.

YOUR COST* ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
297	49 4	708	1,323

*	Assumes sales charge is deducted when shares are purchased.

6   JPMORGAN INCOME FUNDS

JPMorgan Treasury & Agency Fund

What is the goal of the Fund?

The Fund seeks a high level of current income by investing in U.S. Treasury and other U.S. agency obligations with a primary, but not exclusive, focus on issues that produce income exempt from state income taxes.

What are the Fund’s m ain i nvestment s trateg ies?

The Fund invests in U.S. Treasury and other U.S. agency obligations including U.S. Treasury bills, notes, agency debentures, repurchase agreements and other obligations issued or guaranteed by U.S. government agencies and instrumentalities.

Under normal circumstances, the Fund will invest at least 80% of its assets in Treasury and Agency Obligations. For the purposes of this policy, assets mean net assets plus the amount of borrowings for investment purposes. A Treasury and Agency Obligation includes U.S. Treasury bills, notes and other obligations issued or guaranteed by U.S. government agencies and instrumentalities, including Separately Traded Registered Interest and Principal Securities known as STRIPS and Coupons Under Book Entry Safekeeping known as CUBES.

The Fund’s investments in U.S. Treasury and U.S. agency obligations include fixed income securities and mortgage-backed related securities.

The Fund also invests in other government-only investment companies, including JPMorgan money market funds. The Fund also may invest in government mortgage-backed securities and government adjustable rate mortgage loans known as ARMs, as well as engage in securities lending.

Normally the Fund’s average weighted maturity will range between two and five years. See page 64 for a discussion of average weighted maturity.

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. JPMIA looks for individual securities that it believes will perform well over time. The Fund spreads its holdings across various security types and concentrates on issues with short or intermediate remaining maturities. JPMIA selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value

JULY 1, 2007   7

JPMorgan Treasury & Agency Fund (continued)

of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some securities may have additional risk because they may receive little or no collateral protection from the under lying assets.

Temporary Defensive Positions and Redemption Risk s .  To respond to unusual circumstances and for cash management purposes , the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 64–7 5.

8   JPMORGAN INCOME FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers 1–5 Year Treasury Index, a broad-based securities market index, and the Lipper Short U.S. Government Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2002	4.69%	Worst Quarter	2nd quarter, 2004	–1.61%

*	The Fund commenced operations on 1/20/97 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The performance data for the Fund includes the performance of the common trust fund for periods prior to the Fund’s commencement of operations as adjusted to reflect the expenses associated with each class of the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 1.27%.

JULY 1, 2007   9

JPMorgan Treasury & Agency Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 2006*

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A
Return Before Taxes	1.22	2.92	4.66
Return After Taxes on Distributions	(0.42)	1.39	2.71
Return After Taxes on Distributions and Sale of Fund Shares	0.77	1.62	2.79

LEHMAN BROTHERS 1–5 YEAR TREASURY INDEX1ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	3.75	3.20	4.98

LIPPER SHORT U.S. GOVERNMENT FUNDS INDEX2ˆ
(Reflects No Deduction for Taxes)	4.03	2.67	4.35

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The Fund commenced operations on 1/20/97 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The performance data for the Fund includes the performance of the common trust fund for periods prior to the Fund’s commencement of operations as adjusted to reflect the expenses associated with each class of the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

1	The Lehman Brothers 1–5 Year Treasury Index is an unmanaged index comprised of U.S. Treasury issued securities with maturities of one to five years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

2	The performance of the Lipper Short U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

Investor Expenses for Class A Shares

The expenses of Class A Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A
Maximum Sales Charge (Load) When You Buy Shares, Shown as % of the Offering Price*	2.25	**

Maximum Deferred Sales Charge (Load) Shown as % of Lower of Original Purchase Price or Redemption Proceeds	NONE	***

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Taiwan investors are subject to a reduced sales charge and may be able to further reduce or eliminate sales charges. See “How to do Business with the Funds.”

***	Except for certain purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

10   JPMORGAN INCOME FUNDS

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class A assets)

Class A
Management Fees	0.30
Distribution (Rule 12b-1) Fees	0.25
Shareholder Service Fees	0.25
Other Expenses[1]	0.23
Total Annual Operating Expenses	1.03
Fee Waivers and Expense Reimbursements[2]	(0.33)
Net Expenses[2]	0.70

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/ or reimburse expenses to the extent that total annual operating expenses of the Class A Shares (excluding A cquired F und F ees and E xpenses interest, dividend expenses relating to short sales, interest, taxes and extraordinary expenses, and expenses related to the Board of Trustees’ deferred compensation plan ) exceed 0.70% of its average daily net assets through 6/30/08. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Class A Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A Shares and your actual costs may be higher or lower.

YOUR COST* ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
295	51 3	749	1,427

*	Assumes sales charge is deducted when shares are purchased.

JULY 1, 2007   11

JPMorgan Short Duration Bond Fund

What is the goal of the Fund?

The Fund seeks current income consistent with preservation of capital through investment in high- and medium-grade fixed income securities.

What are the Fund’s m ain i nvestment s trateg ies?

The Fund mainly invests in investment grade debt securities or unrated debt securities which the adviser, JPMIA, determines to be of comparable quality, with short to intermediate remaining maturities. These include U.S. government obligations, such as Ginnie Mae, Fannie Mae or Freddie Mac securities and mortgage-backed securities, asset-backed securities, corporate debt obligations, and other structured investments including collateralized mortgage obligations.

Under normal circumstances, the Fund invests at least 80% of its assets in bonds. For the purposes of this policy, assets mean net assets plus the amount of borrowings for investment purposes.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

Up to 20% of the Fund’s assets may be invested in preferred stock.

The Fund also may purchase taxable or tax-exempt municipal securities. The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category. The Fund’s effective average weighted maturity ordinarily will be three years or less taking into account expected amortization and prepayment of principal on certain investments. See page 64 for a discussion of average weighted maturity.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments , for risk management and/or to increase income or gain to the Fund.

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. JPMIA looks for market sectors and individual securities that it believes will perform well over time. JPMIA selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

12   JPMORGAN INCOME FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities are considered to have speculative characteristics , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

JULY 1, 2007   13

JPMorgan Short Duration Bond Fund (continued)

Temporary Defensive Positions and Redemption Risk s .  To respond to unusual circumstances and for cash management purposes , the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 64–7 5.

14   JPMORGAN INCOME FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers 1–3 Year Government/Credit Bond Index, a broad-based securities market index, and the Lipper Short U.S. Government Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	3rd quarter, 2001	3.18%	Worst Quarter	2nd quarter, 2004	–0.96%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 1.31%.

JULY 1, 2007   15

JPMorgan Short Duration Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 2006

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A
Return Before Taxes	1.73	2.45	4.25
Return After Taxes on Distributions	0.45	1.25	2.52
Return After Taxes on Distributions and Sale of Fund Shares	1.11	1.38	2.55

LEHMAN BROTHERS 1–3 YEAR GOVERNMENT/CREDIT BOND INDEX1ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.25	3.27	4.97

LIPPER SHORT U.S. GOVERNMENT FUNDS INDEX2ˆ
(Reflects No Deduction for Taxes)	4.03	2.67	4.35

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Lehman Brothers 1–3 Year Government/Credit Bond Index is an unmanaged index of investment grade government and corporate bonds with maturities of one to three years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

2	The performance of the Lipper Short U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

Investor Expenses for Class A Shares

The expenses of Class A Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A
Maximum Sales Charge (Load) When You Buy Shares, Shown as % of the Offering Price*	2.25	**

Maximum Deferred Sales Charge (Load) Shown as % of Lower of Original Purchase Price or Redemption Proceeds	NONE	***

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Taiwan investors are subject to a reduced sales charge and may be able to further reduce or eliminate sales charges. See “How to do Business with the Funds.”

***	Except for certain purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

16   JPMORGAN INCOME FUNDS

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class A assets)

Class A
Management Fees	0. 25
Distribution (Rule 12b-1) Fees	0.25
Shareholder Service Fees	0.25
Other Expenses[1]	0.16
Total Annual Operating Expenses	0.91
Fee Waivers and Expense Reimbursements[2]	(0.11)
Net Expenses[2]	0.80

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/ or reimburse expenses to the extent that total annual operating expenses of the Class A Shares (excluding A cquired F und F ees and E xpenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses, and expenses related to the Board of Trustees’ deferred compensation plan ) exceed 0.80% of its average daily net assets through 6/30/08. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Class A Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A Shares and your actual costs may be higher or lower.

YOUR COST* ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
305	498	707	1,310

*	Assumes sales charge is deducted when shares are purchased.

JULY 1, 2007   17

JPMorgan Intermediate Bond Fund

What is the goal of the Fund?

The Fund seeks current income consistent with the preservation of capital by investing in high- and medium-grade fixed income securities with intermediate maturities.

What are the Fund’s m ain i nvestment s trateg ies?

The Fund mainly invests in investment grade debt securities of all types or unrated debt securities which the adviser, JPMIA, determines to be of comparable quality, including bonds, notes and U.S. government obligations with intermediate maturities. These include mortgage-backed , asset-backed securities and collateralized mortgage obligations .

As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds and at least 50% of total assets will consist of obligations issued by the U.S. government or its agencies and instrumentalities, some of which may be subject to repurchase agreements. For purposes of this policy, the Fund’s net assets include borrowing by the Fund for investment purposes. U.S. government obligations include U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

Up to 20% of the Fund’s assets may be invested in preferred stock.

The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category. The Fund’s average weighted maturity will ordinarily range between three and ten years, taking into account expected prepayment of principal on certain investments. The Fund may shorten that average weighted maturity to as little as one year for temporary defensive purposes. See page 64 for a discussion of average weighted maturity.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments , for risk management and/or to increase income or gain to the Fund.

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities by analyzing both individual securities and different market sectors. JPMIA looks for market sectors and individual securities that it believes will perform well over time. JPMIA selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

18   JPMORGAN INCOME FUNDS

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities are considered to have speculative characteristics , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

JULY 1, 2007   19

JPMorgan Intermediate Bond Fund (continued)

Temporary Defensive Positions and Redemption Risk s .  To respond to unusual circumstances and for cash management purposes , the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 64–7 5.

20   JPMORGAN INCOME FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Intermediate Government/Credit Bond Index, a broad-based securities market index, and the Lipper Short-Intermediate U.S. Government Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2001	4.51%	Worst Quarter	2nd quarter, 2004	–2.03%

*	The Fund consolidated with the Pegasus Intermediate Bond Fund on 3/22/99. For financial reporting purposes, the Pegasus Intermediate Bond Fund was considered the accounting survivor. Therefore, all performance information for the Fund for periods prior to 3/22/99 reflects the performance of the Pegasus Intermediate Bond Fund and its predecessor.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 1.73%.

JULY 1, 2007   21

JPMorgan Intermediate Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 2006

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A
Return Before Taxes	(0.03)	3.52	5.12
Return After Taxes on Distributions	(1.63)	1.73	3.01
Return After Taxes on Distributions and Sale of Fund Shares	(0.04)	1.94	3.06

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX1ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.08	4.53	5.80

LIPPER SHORT-INTERMEDIATE U.S. GOVERNMENT FUNDS INDEX2ˆ
(Reflects No Deduction for Taxes)	3.97	3.46	4.82

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The Fund consolidated with the Pegasus Intermediate Bond Fund on 3/22/99. The performance information for periods prior to 3/22/99 reflects the performance of the predecessor to the Pegasus Intermediate Bond Fund, and the Pegasus Intermediate Bond Fund.

1	The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index comprised of U.S. government agency and Treasury securities and investment grade corporate bonds. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

2	The performance of the Lipper Short-Intermediate U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

Investor Expenses for Class A Shares

The expenses of Class A Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A
Maximum Sales Charge (Load) When You Buy Shares, Shown as % of the Offering Price*	3.75	**
Maximum Deferred Sales Charge (Load) Shown as % of Lower of Original Purchase Price or Redemption Proceeds	NONE	***

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Taiwan investors are subject to a reduced sales charge and may be able to further reduce or eliminate sales charges. See “How to do Business with the Funds.”

***	Except for certain purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

22   JPMORGAN INCOME FUNDS

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class A assets)

Class A
Management Fees	0.30
Distribution (Rule 12b-1) Fees	0.25
Shareholder Service Fees	0.25
Other Expenses[1]	0.16
Acquired Fund Fees and Expenses[2]	0.01
Total Annual Operating Expenses [3,4]	0.97
Fee Waivers and Expense Reimbursements [4]	(0.13)
Net Expenses [4]	0.84

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/28/07. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.83% of its average daily net assets through 6/30/08. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.96% of the average daily net assets for Class A Shares.

Example

The example below is intended to help you compare the cost of investing in Class A Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A Shares and your actual costs may be higher or lower.

YOUR COST* ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
458	660	879	1,509

*	Assumes sales charge is deducted when shares are purchased.

JULY 1, 2007   23

JPMorgan Core Bond Fund

What is the goal of the Fund?

The Fund seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

What are the Fund’s m ain i nvestment s trateg ies?

The Fund invests mainly in investment grade bonds and debt securities or unrated bonds and debt securities which the adviser, JPMIA, determines to be of comparable quality, as well as preferred stock and loan participations. Such securities include U.S. government securities such as U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities.

As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. Generally, such bonds will have intermediate to long maturities.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities , collateralized mortgage obligations , asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

The Fund may invest in bonds and other debt securities that are rated in the lowest investment grade category. The Fund’s average weighted maturity will ordinarily range between four and 12 years, although the Fund may shorten its average weighted maturity if deemed appropriate for temporary defensive purposes. See page 64 for a discussion of average weighted maturity.

The Fund also may purchase taxable or tax-exempt municipal securities.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments , for risk management and/or to increase income or gain to the Fund.

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA analyzes four major factors in managing and constructing the Fund: duration, market sectors, maturity concentrations and individual securities. JPMIA looks for market sectors and individual securities that it believes will perform well over time. JPMIA is value oriented and selects individual securities after performing a risk/reward analyst that includes an evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

24   JPMORGAN INCOME FUNDS

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities are considered to have speculative characteristics , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

JULY 1, 2007   25

JPMorgan Core Bond Fund (continued)

Temporary Defensive Positions and Redemption Risk s .  To respond to unusual circumstances and for cash management purposes , the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 64–7 5.

26   JPMORGAN INCOME FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Aggregate Bond Index, a broad-based securities market index, and the Lipper Intermediate U.S. Government Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2001	5.05%	Worst Quarter	2nd quarter, 2004	–2.38%

*	The Fund consolidated with the Pegasus Bond Fund on 3/22/99. The performance information for periods prior to 3/22/99 reflects the performance of the predecessor to the Pegasus Bond Fund and the Pegasus Bond Fund.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 1.68%.

JULY 1, 2007   27

JPMorgan Core Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 2006

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A
Return Before Taxes	0.08	3.92	5.61
Return After Taxes on Distributions	(1.43)	2.11	3.42
Return After Taxes on Distributions and Sale of Fund Shares	0.02	2.26	3.44

LEHMAN BROTHERS AGGREGATE BOND INDEX1ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.33	5.06	6.24

LIPPER INTERMEDIATE U.S. GOVERNMENT FUNDS INDEX2ˆ
(Reflects No Deduction for Taxes)	3.71	4.08	5.39

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The Fund consolidated with the Pegasus Bond Fund on 3/22/99. The performance information for periods prior to 3/22/99 reflects the performance of the predecessor to the Pegasus Bond Fund, and the Pegasus Bond Fund.

1	The Lehman Brothers Aggregate Bond Index is an unmanaged index and represents a mix of maturities. It is a replica (or model) of the U.S. government bond, mortgage-backed securities and corporate bond markets. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

2	The performance of the Lipper Intermediate U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

Investor Expenses for Class A Shares

The expenses of Class A Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A
Maximum Sales Charge (Load) When You Buy Shares, Shown as % of the Offering Price*	3.75	**
Maximum Deferred Sales Charge (Load) Shown as % of Lower of Original Purchase Price or Redemption Proceeds	NONE	***

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Taiwan investors are subject to a reduced sales charge and may be able to further reduce or eliminate sales charges. See “How to do Business with the Funds.”

***	Except for certain purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

28   JPMORGAN INCOME FUNDS

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class A, Class B and Class C assets)

Class A
Management Fees	0.30
Distribution (Rule 12b-1) Fees	0.25
Shareholder Service Fees	0.25
Other Expenses[1]	0.14
Acquired Fund Fees and Expenses[2]	0.01
Total Annual Operating Expenses [3,4]	0.95
Fee Waivers and Expense Reimbursements [4]	(0.19)
Net Expenses [4]	0.76

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/28/07. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.75% of its average daily net assets through 6/30/08. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.94% of the average daily net assets for Class A Shares.

Example

The example below is intended to help you compare the cost of investing in Class A Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A Shares and your actual costs may be higher or lower.

YOUR COST* ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
450	648	863	1,481

*	Assumes sales charge is deducted when shares are purchased.

JULY 1, 2007   29

JPMorgan Mortgage-Backed Securities Fund

What is the goal of the Fund?

The Fund seeks to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

What are the Fund’s m ain i nvestment s trateg ies?

The Fund invests mainly in investment grade bonds and debt securities or unrated bonds and debt securities which JPMIA determines to be of comparable quality. These include mortgage-backed securities issued by U.S. government agencies or instrumentalities such as Ginnie Mae, Fannie Mae and Freddie Mac or non-governmental securities, commercial mortgage securities , collateralized mortgage obligations and other securities representing an interest in or secured by mortgages .

Under normal circumstances, the Fund invests at least 80% of its assets in mortgage-backed securities. For the purposes of this policy, assets mean net assets plus the amount of borrowings for investment purposes. As a matter of fundamental policy, at least 65% of the Fund’s total assets will consist of bonds.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

The Fund also may invest in other types of non-mortgage related debt securities, including U.S. government securities, asset-backed securities, taxable or tax exempt municipal securities and corporate debt securities.

The Fund may invest in debt securities that are rated in the lowest investment grade category. The Fund’s average weighted maturity will normally range between two and ten years although the Fund may shorten its weighted average if deemed appropriate for temporary defensive purposes. See page 64 for a discussion on average weighted maturity.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments , for risk management and/or to increase income or gain to the Fund.

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA analyzes four major factors in managing and constructing the Fund: duration, market sectors, maturity concentrations and individual securities. The adviser looks for market sectors and individual securities that it believes will perform well over time. The adviser is value oriented and selects individual securities after performing a risk/reward analyst that includes an evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction.

30   JPMORGAN INCOME FUNDS

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities are considered to have speculative characteristics , and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

JULY 1, 2007   31

JPMorgan Mortgage-Backed Securities Fund (continued)

Temporary Defensive Positions and Redemption Risk s .  To respond to unusual circumstances and for cash management purposes , the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 64–7 5.

32   JPMORGAN INCOME FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Mortgage-Backed Securities Index, a broad-based securities market index, and the Lipper U.S. Mortgage Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 2000	4.68%	Worst Quarter	2nd quarter, 2004	–1.24%

*	The Fund commenced operations on 8/18/00 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The performance data for the Fund includes the performance of the common trust fund for the periods prior to the commencement of operations of the Fund as adjusted to reflect the contractual expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 1.61%.

JULY 1, 2007   33

JPMorgan Mortgage-Backed Securities Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 2006*

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A
Return Before Taxes	0.41	3.98	5.98
Return After Taxes on Distributions	(1.12)	2.15	4.69
Return After Taxes on Distributions and Sale of Fund Shares	0.24	2.30	4.41

LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX1ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	5.23	4.85	6.17

LIPPER U.S. MORTGAGE FUNDS INDEX2ˆ
(Reflects No Deduction for Taxes)	5.44	4.08	5.43

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The Fund commenced operations on 8/18/00 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The performance data for the Fund includes the performance of the common trust fund for the periods prior to the commencement of operations of the Fund as adjusted to reflect the contractual expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

1	The Lehman Brothers Mortgage-Backed Securities Index includes 15- and 30-year fixed-rate securities backed by mortgage pools of Ginnie Mae, Freddie Mac and Fannie Mae. This index is formed by grouping the universe of over 600,000 individual fixed rate Mortgage-Backed Security pools into approximately 3,500 generic aggregates. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

2	The performance of the Lipper U.S. Mortgage Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

Investor Expenses for Class A Shares

The expenses of Class A Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A
Maximum Sales Charge (Load) When You Buy Shares, Shown as % of the Offering Price*	3.75	**
Maximum Deferred Sales Charge (Load) Shown as % of Lower of Original Purchase Price or Redemption Proceeds	NONE	***

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Taiwan investors are subject to a reduced sales charge and may be able to further reduce or eliminate sales charges. See “How to do Business with the Funds.”

***	Except for certain purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

34   JPMORGAN INCOME FUNDS

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class A assets)

Class A
Management Fees	0.3 5
Distribution (Rule 12b-1) Fees	0.25
Shareholder Service Fees	0.25
Other Expenses[1]	0.13
Acquired Fund Fees and Expenses[2]	0.02
Total Annual Operating Expenses [3,4]	1.00
Fee Waivers and Expense Reimbursements [4]	(0.33)
Net Expenses [4]	0.67

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/28/07. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.65% of its average daily net assets through 6/30/08. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.98% of the average daily net assets for Class A Shares.

Example

The example below is intended to help you compare the cost of investing in Class A Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A Shares and your actual costs may be higher or lower.

YOUR COST* ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
441	650	876	1,525

*	Assumes sales charge is deducted when shares are purchased.

JULY 1, 2007   35

JPMorgan Government Bond Fund

What is the goal of the Fund?

The Fund seeks a high level of current income with liquidity and safety of principal.

What are the Fund’s m ain i nvestment s trateg ies?

The Fund generally limits its investments to securities issued by the U.S. government and its agencies and instrumentalities and related to securities issued by the U.S. government and its agencies and instrumentalities.

The Fund mainly invests in government bonds as defined below with intermediate to long remaining maturities. These include mortgage-backed securities including those issued by Ginnie Mae, Fannie Mae or Freddie Mac.

A “government bond” is a debt instrument with a maturity of 90 days or more at the time of its issuance and with principal and interest guaranteed by the U.S. government and its agencies and instrumentalities, as well as stripped government securities and mortgage-related and mortgage-backed securities and collateralized mortgage obligations .

Under normal circumstances, the Fund will invest at least 80% of its assets in bonds issued by the U.S. government and its agencies and instrumentalities. For the purposes of this policy, assets mean net assets plus the amount of borrowings for investment purposes. Ordinarily, such bonds will have principal and interest guaranteed by the U.S. government or its agencies and instrumentalities, be subject to repurchase agreements, or represent an interest in or be secured by mortgages that are issued or guaranteed by certain U.S. government agencies or instrumentalities.

The Fund’s average weighted maturity will ordinarily range between three and 15 years, taking into account expected prepayment of principal on certain investments. However, the Fund’s average weighted remaining maturity may be outside this range if warranted by market conditions. See page 64 for a discussion on average weighted maturity.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments , for risk management and/or to increase income or gain to the Fund.

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types within the government market sector (e.g., U.S. government agency securities and agency mortgage-backed securities). JPMIA selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk and the complex legal and technical structure of the transaction.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

36   JPMORGAN INCOME FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Prepayment and Call Risk.  As part of its main investment strategy, the Fund invests in mortgage-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain to the Fund may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

JULY 1, 2007   37

JPMorgan Government Bond Fund (continued)

Temporary Defensive Positions and Redemption Risk s .  To respond to unusual circumstances and for cash management purposes , the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 64–7 5.

38   JPMORGAN INCOME FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Government Bond Index, a broad-based securities market index, and the Lipper General U.S. Government Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS 1

Best Quarter	3rd quarter, 2002	5.35%	Worst Quarter	2nd quarter, 2004	–2.64%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 1.55%.

JULY 1, 2007   39

JPMorgan Government Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 2006

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A
Return Before Taxes	(0.75)	3.98	5.34
Return After Taxes on Distributions	(2.29)	2.27	3.28
Return After Taxes on Distributions and Sale of Fund Shares	(0.51)	2.38	3.28

LEHMAN BROTHERS GOVERNMENT BOND INDEX1ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	3.48	4.64	6.01

LIPPER GENERAL U.S. GOVERNMENT FUNDS INDEX2ˆ
(Reflects No Deduction for Taxes)	3.39	4.15	5.29

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Lehman Brothers Government Bond Index is an unmanaged index and is comprised of the Treasury and Agency Bond indices, the 1–3 Year Government Index and the 20+ Year Treasury Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

2	The performance of the Lipper General U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

Investor Expenses for Class A Shares

The expenses of Class A Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A
Maximum Sales Charge (Load) When You Buy Shares, Shown as % of the Offering Price*	3.75	**
Maximum Deferred Sales Charge (Load) Shown as % of Lower of Original Purchase Price or Redemption Proceeds	NONE	***

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Taiwan investors are subject to a reduced sales charge and may be able to further reduce or eliminate sales charges. See “How to do Business with the Funds.”

***	Except for certain purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

40   JPMORGAN INCOME FUNDS

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class A assets)

Class A
Management Fees	0.30
Distribution (Rule 12b-1) Fees	0.25
Shareholder Service Fees	0.25
Other Expenses[1]	0.18
Acquired Fund Fees and Expenses[2]	0.01
Total Annual Operating Expenses [3,4]	0.99
Fee Waivers and Expense Reimbursements [4]	(0.23)
Net Expenses [4]	0.76

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/28/07. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.75% of its average daily net assets through 6/30/08. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.98% of the average daily net assets for Class A Shares.

Example

The example below is intended to help you compare the cost of investing in Class A Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A Shares and your actual costs may be higher or lower.

YOUR COST* ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
450	656	880	1,522

*	Assumes sales charge is deducted when shares are purchased.

JULY 1, 2007   41

JPMorgan High Yield Bond Fund

What is the goal of the Fund?

The Fund seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.

What are the Fund’s m ain i nvestment s trateg ies?

The Fund invests in all types of high yield, high risk debt securities. The Fund also may invest in convertible securities, preferred stock, common stock and loan participations and assignments.

As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. Under normal circumstances, the Fund invests at least 80% of its assets in bonds, loan participations, preferred stock and other debt securities, which are rated below investment grade or unrated.

A “bond” is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a corporation, a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations.

Up to 20% of the Fund’s assets may be invested in other securities, including investment grade debt securities. The Fund’s average weighted maturity ordinarily will range between three and ten years, although the Fund may shorten its weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes. See page 64 for a discussion of average weighted maturity.

The Fund may invest up to 100% of the Fund’s total assets in below investment grade or unrated securities. Such securities are also known as junk bonds. Junk bonds also include unrated securities that JPMIA believes to be of comparable quality of debt securities that are rated below investment grade. Junk bonds are also called “high yield bonds” and “non-investment grade bonds.” These securities generally are rated in the fifth or lower rating categories (for example, BB or lower by S&P and Ba or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments , for risk management and/or to increase income or gain to the Fund.

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in cash and cash equivalents. Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA focuses on value in choosing securities for the Fund by looking at individual securities against the context of broader market factors. For each issuer, JPMIA

42   JPMORGAN INCOME FUNDS

performs an in-depth analysis of the issuer including business prospects, management, capital requirements, capital structure, enterprise value, and security structure and covenants. In addition, JPMIA monitors investments on an ongoing basis by staying abreast of positive and negative credit developments, expediting the review of the Fund’s investments that are considered to be the most risky.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

High Yield Securities Risk.  The Fund’s main investment strategy is to invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended as a long-term investment program for investors who are able and willing to assume a high degree of risk.

Smaller Companies Risk.  As part of its high yield strategy, the Fund invests in debt securities of smaller, newer companies. These investments may be riskier than investments in larger, more established companies. Securities of smaller companies tend to be less liquid than securities of larger companies. In addition, small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in the value of their debt securities. This may cause unexpected decreases in the value of your investment in the Fund.

Sensitivity to Interest Rates and Economic Changes.
The income and market value of the Fund’s securities may fluctuate more than higher-rated securities. Although non-investment grade debt securities tend to be less sensitive to interest rate changes than investment grade debt securities, non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund’s investments and the Fund’s net asset value may be volatile.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and long maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. In addition to high yield securities, the Fund may invest in securities that are rated in the lowest investment grade category. Such securities are also considered to have speculative characteristics, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may

JULY 1, 2007   43

JPMorgan High Yield Bond Fund (continued)

be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

Temporary Defensive Positions and Redemption Risk s . To respond to unusual circumstances and for cash management purposes , the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objective. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 64–7 5.

44   JPMORGAN INCOME FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and life of fund. It compares that performance to the Lehman Brothers High Yield Index, 2% Issuer Constrained Index, a broad-based securities market index, and the Lipper High Current Yield Bond Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	2nd quarter, 2003	9.52%	Worst Quarter	3rd quarter, 2001	–4.30%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 2.84%.

JULY 1, 2007   45

JPMorgan High Yield Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 2006

	Past 1 Year	Past 5 Years	Life of Fund[1]
CLASS A
Return Before Taxes	8.32	8.92	6.06
Return After Taxes on Distributions	5.45	5.90	2.80
Return After Taxes on Distributions and Sale of Fund Shares	5.33	5.78	3.06

LEHMAN BROTHERS HIGH YIELD INDEX, 2% ISSUER CONSTRAINED INDEX2ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	10.76	10.20	6.43

LIPPER HIGH CURRENT YIELD BOND FUNDS INDEX3ˆ
(Reflects No Deduction for Taxes)	10.18	9.08	4.62

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Fund commenced operations on 11/13/98. Performance of the benchmarks is from 11 / 30 / 98 .

2	The Lehman Brothers High Yield Index, 2% Issuer Constrained Index is an unmanaged index comprised of fixed rate, non-investment grade debt securities that are dollar denominated and non-convertible. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

3	The performance of the Lipper High Current Yield Bond Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

Investor Expenses for Class A Shares

The expenses of Class A Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A
Maximum Sales Charge (Load) When You Buy Shares, Shown as % of the Offering Price*	3.75	**
Maximum Deferred Sales Charge (Load) Shown as % of Lower of Original Purchase Price or Redemption Proceeds	NONE	***
Redemption Fee on shares held less than 6 0 days as a % of Amount Redeemed/Exchanged	2.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Taiwan investors are subject to a reduced sales charge and may be able to further reduce or eliminate sales charges. See “How to do Business with the Funds.”

***	Except for certain purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

46   JPMORGAN INCOME FUNDS

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class A assets)

CLASS A
Management Fees	0. 65
Distribution (Rule 12b-1) Fees	0.25
Shareholder Service Fees	0.25
Other Expenses[1]	0.16
Total Annual Operating Expenses	1.31
Fee Waivers and Expense Reimbursements[2]	(0.16)
Net Expenses[2]	1.15

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/ or reimburse expenses to the extent that total annual operating expenses of the Class A Shares (excluding A cquired F und F ees and E xpenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan ) exceed 1.15% of i t s average daily net assets through 6/30/08. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Class A Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A Shares and your actual costs may be higher or lower.

YOUR COST* ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
488	759	1,052	1,881

*	Assumes sales charge is deducted when shares are purchased.

JULY 1, 2007   47

The Funds’ Management and Administration

The Funds are series of JPMorgan Trust II (JPMT II), a Delaware statutory trust:

The trustees of each trust are responsible for overseeing all business activities.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Adviser

JPMorgan Investment Advisors Inc. (JPMIA) acts as investment adviser to the Funds and makes day-to-day investment decisions for the Funds.

JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMIA is located at 1111 Polaris Parkway, Columbus, OH 43240.

During the most recent fiscal year ended February 28, 2007, JPMIA was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

Ultra Short Duration Bond Fund	0. 15%
Treasury & Agency Fund	0. 29
Short Duration Bond Fund	0. 20
Intermediate Bond Fund	0. 30
Core Bond Fund	0. 30
Mortgage-Backed Securities Fund	0. 20
Government Bond Fund	0. 30
High Yield Bond Fund	0. 65

A discussion of the basis the Board of Trustees of the trusts used in reapproving the investment advisory agreement for the Funds is available in the semi-annual report dated August 31, 2006 .

The Portfolio Managers

The lead portfolio managers who are primarily responsible for the day-to-day management of the Funds are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Funds. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Funds within the parameters established by the portfolio managers.

Ultra Short Duration Bond Fund and Government Bond Fund

Michael Sais, Managing Director and CFA charterholder, is the lead portfolio manager responsible for the day-to-day management of the Ultra Short Duration Bond Fund and the Government Bond Fund. Mr. Sais is a member of the Taxable Bond Team and has been part of the team responsible for the management of these Funds since 1995 and 1996, respectively. Mr. Sais joined JPMIA in 1994 as a senior fixed income research analys t . Gregg F. Hrivnak and Richard D. Figuly, Vice President, also participate in the management of the Ultra Short Duration Bond Fund. Information on Mr. Hrivnak is described under Short Duration Bond Fund. Mr. Hrivnak and Mr. Figuly began participating in the management of the Ultra Short Duration Bond Fund in June 2005. An employee of JPMIA since 1994, Mr. Figuly is a member of the Columbus Taxable Bond Team responsible for trading fixed income securities with an emphasis on asset-backed securities. Mr. Scott E. Grimshaw began participating in the management of the Government Bond Fund in June 2005. Information on Mr. Grimshaw is described under Treasury & Agency Fund.

Short Duration Bond Fund

Gregg F. Hrivnak, Vice President and CFA charterholder, has been the lead portfolio manager responsible for the day-to-day management of the Short Duration Bond Fund since May 2006. An employee of JPMIA since 1989, Mr. Hrivnak has been part of the portfolio management team for this Fund since June 2005. He is a portfolio manager and trader on the Columbus Taxable Bond Team. Richard D. Figuly has participated in the management of this Fund since May 2006. Information on Mr. Figuly is described under Ultra Short Duration Bond Fund and Government Bond Fund.

48   JPMORGAN INCOME FUNDS

Intermediate Bond Fund, Core Bond Fund and Mortgage-Backed Securities Fund

Douglas Swanson, Managing Director, is the lead portfolio manager responsible for the day-to-day management of the Intermediate Bond Fund, the Core Bond Fund and the Mortgage-Backed Securities Fund. An employee of JPMIA and/or predecessor firms since 1983, Mr. Swanson has led the team responsible for the management of the Intermediate Bond Fund and the Core Bond Fund since 1991 and the Mortgage-Backed Securities Fund, since its inception. Scott E. Grimshaw has also participated in the management of the Intermediate Bond Fund since June 2005. Information on Mr. Grimshaw is described under Treasury & Agency Fund. Christopher Nauseda, Vice President, began participating in the management of the Core Bond Fund in May 2006. An employee of JPMIA and/or predecessor firms since 1982, Mr. Nauseda also serves as the manager for numerous institutional accounts and assists with JPMorgan mutual funds. Mr. Michael Sais has participated in the management of the Mortgage-Backed Securities Fund since June 2005. Information on Mr. Sais is described under Ultra Short Duration Bond Fund and Government Bond Fund.

Treasury & Agency Fund

Mr. Scott E. Grimshaw, Vice President and CFA charterholder, is the portfolio manager of the Treasury & Agency Fund and part of the Taxable Bond Team. He is also responsible for the government sector and has been part of the team responsible for management of the Fund since 1996. Peter D. Simons, Vice President and CFA charterholder, has also participated in the management of the Fund since 2005. An employee of JPMIA since 2001, Mr. Simons is a fixed income portfolio manager for the Columbus Taxable Bond Team responsible for managing taxable bond portfolios for institutional clients.

High Yield Bond Fund

The portfolio management team for the High Yield Bond Fund is comprised of William J. Morgan, Managing Director, and James P. Shanahan, Managing Director . Mr. Morgan and Mr. Shanahan have been part of the team responsible for management of the Fund since inception. An employee of JPMIA and/or affiliated firms since 1998, Mr. Shanahan is a high yield co-portfolio manager for general high yield mandates, responsible for distressed and special situation investments, and CBO portfolios. Mr. Morgan is the high yield team leader and the portfolio manager for accounts in the high yield, aggressive income high yield, and insurance asset BB styles. Mr. Morgan has been an employee of JPMIA and/or affiliated firms since 1998. James E. Gibson , Vice President, has assisted in the management of the Fund since June 2007. Mr. Gibson is one of the principle high yield traders in the U.S. Fixed Income Group and has been an employee of JPMIA and/or affiliated firms since 1998.

The Funds’ Statement of Additional Information provides information about the other accounts managed by the lead portfolio managers, if any, the structure of their compensation and their ownership of Fund securities.

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

The Funds’ Shareholder Servicing Agent

The Trusts, on behalf of the Funds, have entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A Shares of each Fund. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIA and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIA, JPMDS, and from time to time, other affiliates of JPMorgan Chase, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others,

JULY 1, 2007   49

The Funds’ Management and Administration (continued)

including various affiliates of JPMorgan Chase that have entered into an agreement with JPMDS. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIA and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

50   JPMORGAN INCOME FUNDS

How to Do Business with the Funds

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•	Through JFAM Securities Taiwan Ltd. (JFAMSTL); or

•	Through your Financial Intermediary. Financial Intermediaries may include securities investment trust companies, securities investment advisory companies, securities brokerage firms, banks, trust enterprises, and others, including various affiliates of JPMorgan Chase, that have entered into agreements, with JFAMSTL and/or JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary.

Who can buy shares?

Class A Shares may be purchased by the general public.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

It is the responsibility of JFAMSTL or the Financial Intermediary to send your purchase order to the Fund. JFAMSTL or your Financial Intermediary have an earlier cut-off time for purchase orders (generally, 6:00 p.m. Taiwan time) (the “Taiwan Cut Off Time”).

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The JPMorgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the JPMorgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected.

JULY 1, 2007   51

How to Do Business with the Funds (continued)

Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The JPMorgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchase, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Duration Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

What kind of shares can I buy?

This prospectus offers Class A Shares, which are available to the general public in Taiwan and the United States. This prospectus describes the process for purchasing Fund shares in Taiwan and does not include information concerning account features (such as systematic withdrawal or purchase programs) or exchange privileges into F unds that are not available in Taiwan.

Class A Shares

You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $       or more and the amount of the reduction increases as your level of investment increases. Please see “Sales Charges.”

There is no maximum investment amount for Class A Shares.

How much do shares cost?

Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a

52   JPMORGAN INCOME FUNDS

security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds’ Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Read the prospectus carefully, and select the Fund or Funds most appropriate for you and decide how much you want to invest.

Class A Shares for all Funds except the Mortgage-Backed Securities Fund and the Treasury & Agency Fund are subject to a $1,000 minimum investment requirement per Fund. The minimum initial investment is $10,000 for the Mortgage-Backed Securities Fund and the Treasury & Agency Fund. You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund. A Financial Intermediary may impose different investment minimums. Subsequent investments must be at least $25 per Fund.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

U.S. law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, U.S. law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable redemption fee. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.

JULY 1, 2007   53

How to Do Business with the Funds (continued)

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	JPMorgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

For information on purchasing shares by telephone, contact JFAMSTL or your Financial Intermediary.

SALES CHARGES

Financial Intermediaries who sell shares of the Funds are compensated by the Distributor or its agents. The Distributor has appointed JFAMSTL, an affiliate of the Distributor and JPMorgan Chase, as its General Representative in the Republic of China (Taiwan). JFAMSTL may enter into selling agreements on behalf of the Distributor with Financial Intermediaries who sell shares in Taiwan. Compensation to Financial Intermediaries comes from Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources.

The following tables show the sales charge for Class A Shares. For Class A Shares sold in Taiwan, the entire sales charge is paid to JFAMSTL. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in “The Funds’ Management and Administration.”

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A Shares of the Funds, visit www.jpmorganfunds.com and ‘click’ on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The entire amount of the sales charge for Taiwan investors is retained by JFAMSTL. In those instances in which the entire amount is re-allowed, JFAMSTL may be deemed to be an underwriter under the Securities Act of 1933.

For Taiwan Investors only:  Class A Shares of the Funds offered by this prospectus may be offered to Taiwan investors in Taiwan through JFAM Securities Taiwan Ltd. (JFAMSTL). The tables below show the amount of sales charges you would pay at different levels of investment in conformity with local business practices in Taiwan. The differences in sales charges shown in the table below are sometimes referred to as “breakpoints.”

For Taiwan investors who buy Class A Shares of the JPMorgan Short Duration Bond Fund, the JPMorgan Ultra Short Duration Bond Fund, or the JPMorgan Treasury & Agency Fund and are Direct Sales clients of JFAMSTL, the following table shows the amount of sales charge you pay.

54   JPMORGAN INCOME FUNDS

TOTAL SALES CHARGE FOR FUNDS

Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment[1]
Less than $______		—
$ – $		—
$ – $		—
$ – $		—
$ – $		—
$ or more		—

1	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations. All sales charges are paid to JFAMSTL.

For Taiwan investors who buy Class A Shares of Funds other than the JPMorgan Short Duration Bond Fund, the JPMorgan Ultra Short Duration Bond Fund, or the JPMorgan Treasury & Agency Fund as offered by this Prospectus and are Direct Sales clients of JFAMSTL, the following table shows the amount of sales charge you pay:

TOTAL SALES CHARGE FOR FUNDS

Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment[1]
Less than $		—
$ – $		—
$ – $		—
$ – $		—
$ – $
$ or more		—

1	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations. All sales charges are paid to JFAMSTL.

For Taiwan investors who buy Class A Shares of the Funds offered by this prospectus through the JFAMSTL internet website (e-commerce clients), the following table shows the amount of sales charge you pay.

TOTAL SALES CHARGE FOR FUNDS

Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment[1]
Less than $		—
$ or more		—

1	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations. All sales charges are paid to JFAMSTL.

For U.S. investors:  U.S. investors may purchase Class A Shares of the Funds after paying a predetermined sales charge based on the Fund being purchased and the level of investment. U.S. investors may also take advantage of certain programs (that are not available to Taiwan investors) that link prior and intended future purchases of shares to reduce such sales charges, and may also take advantage of certain waivers of sales charges that are not available to Taiwan investors. Generally, the sales charges for U.S. investors are higher than for Taiwan investors, but in certain situations the sales charge for U.S. investors may be lower. For example, U.S. investors who purchase $1 million or more of shares of a Fund or the JPMorgan Funds, at once or through a program that permits the linkage of prior and intended future purchases, do not pay any sales charge at the time of purchase. Neither that reduction in sales charges (to zero) nor the program described above is generally available to Taiwan investors. Furthermore, because U.S. investors have broader exchange privileges than Taiwan investors, a Taiwan investor may wish to redeem Fund shares in a situation where a U.S. investor may instead be able to exchange Fund shares and incur lower or no sales charges in connection with such exchange.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.	Bought by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the

JULY 1, 2007   55

How to Do Business with the Funds (continued)

person, as defined in section 152 of the Internal Revenue Code) of:

•	JPMorgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

Effective January 13, 2006, officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Shares accounts subject to a $2,500 minimum investment requirement ($10,000 for the Mortgage-Backed Securities Fund and the Treasury & Agency Fund), provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Select Class Shares have lower expenses than Class A Shares. Select Class Shares are not available for sale in Taiwan.

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•	Financial Intermediaries or financial institutions who have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a financial intermediary or financial institution with respect to sales of Fund shares).

•	Washington Management Corporation and its subsidiaries and affiliates.

5.	Bought by:

•	Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

•	Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.”

•	Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•	A Financial Intermediary, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

•	A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

•	Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6.	Bought with proceeds from the sale of Select Class Shares of a JPMorgan Fund or acquired in an exchange of Select Class Shares of a JPMorgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7.	Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a contingent deferred sales charge (CDSC) in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8.	Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund (except Class A Shares of a money market fund), but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.	Bought when one Fund invests in another JPMorgan Fund.

10.	Bought in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

11.	Purchased during a JPMorgan Fund’s special offering.

12.	Bought by a “charitable organization” as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

13.	For Taiwan Investors only: bought by certain Financial Intermediaries in Taiwan on behalf of trust accounts for their customers. The Financial Intermediaries may charge account fees to their

56   JPMORGAN INCOME FUNDS

customers who participate in such trust accounts. A portion of these account fees may be paid to Financial Intermediaries or their affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communications facilities.

14.	For Taiwan Investors only: bought by certain institutional clients of JF Asset Management Taiwan Limited, an affiliate of JPMorgan Chase, whose initial investment in the Fund is at least $1,000,000.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver (many of which are not available to Taiwan investors). To see if you qualify, contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

SALES CHARGE REDUCTIONS FOR U.S. SHAREHOLDERS.  U.S. shareholders may reduce the initial sales through programs that link prior and intended future purchases of shares of JPMorgan Funds, as described in the applicable prospectus for the Funds that are used in the U.S. Such programs are not available for Taiwan investors and, accordingly, U.S. shareholders may be able to avail themselves of breakpoint reductions not available to Taiwan investors.

RULE 12b-1 FEES

Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Funds. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates.

Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of each Fund attributable to Class A Shares.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIA or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Class A Shares of a Fund offered by this prospectus may be exchanged only for Class A Shares of another Fund offered in this prospectus. Because fewer JPMorgan Funds are offered to Taiwan investors, this means that U.S. shareholders have broader exchange privileges than Taiwan investors.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a current prospectus for any JPMorgan Fund by contacting your Financial Intermediary.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	JFAMSTL or your Financial Intermediary receives your exchange request by the Taiwan Cut-Off Time.

•	All required documentation in proper form accompanies your exchange request.

JULY 1, 2007   57

How to Do Business with the Funds (continued)

Do I pay a sales charge on an exchange?

Generally, you will not pay a sales charge on an exchange except as specified in “Sales Charges — Class A Shares”.

Do I pay a redemption fee on an exchange?

Because exchanges involve redemptions, you will pay a redemption fee on certain exchanges. See “Do I pay a redemption fee?” below.

Are exchanges taxable?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for U.S. federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for U.S. federal income tax purposes.

Because each investor’s tax consequences are unique, you should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cutoff time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to JFAMSTL or your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please contact JFAMSTL or your Financial Intermediary for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

58   JPMORGAN INCOME FUNDS

What will my shares be worth?

If you own Class A Shares and a Fund or Financial Intermediary accepts your redemption request before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable CDSC and/or redemption fee.

Do I pay a redemption fee?

If you sell or exchange your shares of the JPMorgan High Yield Bond Fund within 60 days of purchase or exchange into the Fund, you will pay a redemption fee of 2.00% of the value of the shares sold in addition to any applicable CDSC. The day after your purchase order is accepted (i.e., trade date plus 1) is considered the first day for purposes of calculating the 60-day holding period. Shares acquired in conjunction with a Fund merger, the transfer of substantially all of the assets of a common or collective fund, or the substitution of a Fund for an existing investment alternative by an employee benefit plan shall be deemed to be held for 60 days for purposes of calculating the 60-day holding period.

•	The redemption fee does not apply to:

1.	Shares acquired through reinvested distributions (dividends and capital gains),

2.	Shares purchased by mutual fund wrap fee programs,

3.	Shares redeemed in connection with death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) within one year of such death or disability,

4.	Shares redeemed as part of a termination of certain employer-sponsored retirement plans,

5.	Redemption of an employer-sponsored retirement plan’s entire share position with the Fund,

6.	Involuntary redemptions resulting from a failure to maintain the required minimum balance in an account or involuntary forfeiture of shares by a participant of an employee benefit plan,

7.	Shares redeemed by balance forward qualified retirement plans,

8.	Shares redeemed by a “fund of funds” such as the JPMorgan Investor Funds or JPMorgan SmartRetirement Funds provided the “fund of funds” is registered under the Investment Company Act of 1940,

9.	Shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program,

10.	Shares obtained through operation of the conversion feature applicable to Class B Shares,

11.	Shares redeemed by 529 Plans including shares redeemed as the result of a rebalancing or as a result of participant direction, and

12.	Shares redeemed as part of a bona fide asset allocation program.

Many of these exceptions are not available to Taiwan investors. Notwithstanding the foregoing, a redemption fee may be charged in the event that the Distributor determines that any redemptions potentially falling into one of the categories listed above are being used as a market timing strategy. The Statement of Additional Information contains additional details concerning redemption fees. Your Financial Intermediary may not recognize the same exceptions to the imposition of a redemption fee. Check with your Financial Intermediary for more details.

The redemption fee is paid to the JPMorgan High Yield Bond Fund and is designed to offset the brokerage commissions, capital gains impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The Fund does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.

The Fund often does not have direct access to shareholder information and is dependent upon Financial Intermediaries to apply redemption fees to Fund accounts held by such Financial Intermediaries on behalf of multiple investors. These accounts which may include omnibus accounts or retirement plan accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another. In these circumstances, the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund may request information concerning individual shareholders, the Fund generally must rely on the Financial Intermediary to identify shareholders who should be charged a redemption fee as well as to collect the redemption fee and remit it to the Fund. There is no assurance that such Financial Intermediaries will be effective or uniform in applying the redemption fee to underlying accounts or that such Financial Intermediaries will assess, collect or remit such redemption fee.

JULY 1, 2007   59

How to Do Business with the Funds (continued)

Can I redeem by telephone?

For information on redeeming shares by telephone, contact JFAMSTL or your Financial Intermediary.

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus.

1.	To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a redemption fee.

2.	If your account falls below the minimum required balance and is closed as a result, you will not be charged a redemption fee. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

60   JPMORGAN INCOME FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

The Funds can earn income and can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

Each Fund generally declares dividends on the last business day of each month and pays such dividends on the first business day of the following month. The Funds declare and pay capital gains distributions, if any, at least annually. Each Fund may declare an additional dividend in a given year, depending on its tax situation. Each Fund will distribute substantially all of its net investment income and net capital gain.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Below is a general summary of the U.S. tax implications of investing in the Funds, and does not address Taiwanese or other non-U.S. tax consequences. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

In general, if you are a “foreign person” (i.e. not “U.S. person” within the meaning of the U.S. Internal Revenue Code), dividends (other than capital gain dividends and exempt interest dividends) paid to you will be subject to withholding of U.S. federal income tax at a rate of 30% (or, subject to certain limitations, a lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains or foreign-source dividend and interest income) that, if paid to you directly, would not be subject to withholding. However, effective for taxable years of a Fund beginning before January 1, 2008, a Fund generally will not be required to withhold any amounts (i) with respect to distributions from U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by you and you are an individual foreign person, to the extent such distributions are properly designated by the Fund (other than distributions paid to you, if you are a foreign person, and (A) you have not provided a satisfactory statement that you are not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if you are the issuer or are a 10% shareholder of the issuer, (C) you are within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is related to you and you are a controlled foreign corporation), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund (other than distributions to you if you are an individual foreign person present in the United States for a period or periods aggregating 183 days or more during the year of the distribution). The Funds have not determined whether to make such designations. Depending on the circumstances, a Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing Internal Revenue Service Form W-8BEN or substitute form). There is no guarantee that the exemption from withholding will be extended to years beginning on or after January 1, 2008. If you hold shares through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. You should contact your intermediaries with respect to the application of these rules to your account.

If you are a foreign person who has a trade or business in the United States and the dividends are effectively connected with the conduct by you of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Notwithstanding the exemptions from U.S. withholding discussed above, any dividends and distributions of income and capital gains, including the proceeds from the sale of Fund shares, will be subject to backup withholding at a rate of 28% unless you properly certify that you are not a U.S. person and comply with special certification and filing requirements (including, in general, furnishing Internal Revenue Service Form W-8BEN or substitute form). Please consult your own tax advisor in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

JULY 1, 2007   61

Shareholder Information (continued)

Foreign investors may be subject to state and local tax and may be subject to the U.S. federal estate tax in addition to the federal tax on income discussed above. Please consult your tax advisors to see how investing in a Fund will affect your own tax situation.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions that are properly designated as capital gain dividends, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gains. Capital gain dividends of a non-corporate U.S. shareholder recognized during a tax year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. Short term capital gains will be taxable to shareholders at ordinary income rates. Capital gain of a corporate U.S. shareholder is taxed at the same rate as ordinary income.

If you buy shares of a Fund just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. In addition, distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid). Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

A Fund’s investments in certain debt obligations, mortgage-backed securities and asset-backed securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

A Fund’s investments in derivatives, ETFs and other investment companies could affect the amount, timing, and character of distributions from the Fund, and, therefore, may increase the amount of taxes payable by shareholders.

Certain investments of a Fund could generate original issue discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increases thereto, until maturity.

A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, a Fund’s investments in certain foreign securities may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

The dates on which dividends and capital gains will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

For additional discussion of the U.S. tax consequences, please see the Fund’s Statement of Additional Information, which is available upon request in English.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

62   JPMORGAN INCOME FUNDS

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIA. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the JPMorgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Each of the Funds will disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represents of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

JULY 1, 2007   63

Investment Practices

The table discusses the types of investments which can be held by the Funds. In each case, the related types of risk are also listed. In addition to the types of securities listed below, some of the Funds have average weighted maturity requirements. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in a Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. The terms “Intermediate” and “Short Term” in a Fund’s name refer to the average maturity the Fund maintains. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the Fund’s portfolio. Therefore, in the case of a Fund holding mortgage-backed securities, asset-backed securities and similar types of securities, the average weighted maturity of the Fund is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions.

FUND NAME	FUND CODE
JPMorgan Core Bond Fund	1
JPMorgan Government Bond Fund	2
JPMorgan High Yield Bond Fund	3
JPMorgan Intermediate Bond Fund	4
JPMorgan Mortgage-Backed Securities Fund	5
JPMorgan Short Duration Bond Fund	6
JPMorgan Treasury & Agency Fund	7
JPMorgan Ultra Short Duration Bond Fund	8

INSTRUMENT	FUND CODE	RISK TYPE
Adjustable Rate Mortgage Loans (ARMs): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.
	1–8	Credit Interest Rate Market Political Prepayment
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.
	1, 3–6, 8	Credit Interest Rate Market Political Prepayment
Auction Rate Securities: Auction rate securities consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities.	8	Credit Interest Rate Market
Bank Obligations: Bank obligations consist of bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.
	1, 3–6, 8	Credit Currency Interest Rate Liquidity Market Political
Borrowings: A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. A Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.
	1–8	Credit Interest Rate Market

64   JPMORGAN INCOME FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Brady Bonds: Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.	8	Credit Currency Foreign Investment Interest Rate Market Political
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. A Fund will sell only covered call and secured put options.
	1–6, 8	Credit Leverage Liquidity Management Market
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1, 3–6, 8	Credit Currency Interest Rate Liquidity Market Political
Common Stock: Shares of ownership of a company.	3	Market
Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	3	Credit Market
Convertible Securities: Bonds or preferred stock that can convert to common stock.	1, 3 –5, 8	Credit Currency Interest Rate Liquidity Market Political Valuation
Corporate Debt Securities: Corporate debt securities may include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.
	1, 3–6, 8	Credit Currency Interest Rate Liquidity Market Political Valuation
Credit Default Swaps: A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.
	1, 3 –6, 8	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation

JULY 1, 2007   65

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
Custodial Receipts: A Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.
	1 –8	Credit Liquidity Market
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by the Fund.
	1, 3–6, 8	Liquidity Management Market
Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.
	2, 3–6, 8	Foreign Investment
Exchange Traded Fund (ETFs): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Depository Receipts (SPDRs) and NASDAQ 100’s.
	1, 3–6, 8	Investment Company Market
Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts and American Depositary Securities.
	1, 3–6, 8	Foreign Investment Liquidity Market Political Prepayment
High Yield/High Risk Securities/Junk Bonds: High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies.	3	Credit Currency Interest Rate Liquidity Market Political Portfolio Quality Valuation
Inflation-Linked Debt Securities: Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.
	1 –8	Credit Currency Interest Rate
Interfund Lending: Interfund lending involves lending money and borrowing money for temporary purposes through a credit facility.	1–8	Credit Interest Rate Market
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.
	1–6, 8	Credit Leverage Market
Investment Company Securities: Shares of other investment companies, including money market funds for which the Adviser and/or its affiliates serve as investment adviser or administrator. The Adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.
	1–8	Investment Company Market

66   JPMORGAN INCOME FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Loan Participations and Assignments: Participations in, or assignments of all or a portion of loans to corporations or to governments of less developed countries (LDCs).	1, 3 – 6, 8	Credit Currency Extension Foreign Investment Interest Rate Liquidity Market Political Prepayment
Mortgages (Directly Held): Mortgages are debt instruments secured by real property.	1–8	Credit Environmental Extension Interest Rate Liquidity Market Natural Event Political Prepayment Valuation
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans including collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs) and other asset-backed structures.
	1–8	Credit Currency Extension Interest Rate Leverage Market Political Prepayment Tax
Mortgage Dollar Rolls[1]: A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.
	1–8	Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include private activity bonds and industrial development bonds, as well as General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.
	1, 3–6, 8	Credit Interest Rate Market Natural Event Political Prepayment Tax
New Financial Products: New options and futures contracts and other financial products continue to be developed and a Fund may invest in such options, contracts and products.	1 –6, 8	Credit Liquidity Management Market

1	All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33-1/3% of the Fund’s total assets.

JULY 1, 2007   67

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
Obligations of Supranational Agencies: Obligations of supranational agencies which are chartered to promote economic development and are supported by various governments and governmental agencies.	1, 3, 4, 6 –8	Credit Foreign Investment
Options and Futures Transactions: A Fund may purchase and sell (a) exchange traded and over the counter put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities.
	1–6, 8	Credit Leverage Liquidity Management Market
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1, 3 –6	Market
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1930 Act, such as privately placed commercial paper and Rule 144A securities.
	1, 3–6, 8	Liquidity Market
Real Estate Investment Trusts (REITs): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	1, 3–6, 8	Credit Interest Rate Liquidity Management Market Political Prepayment Tax Valuation
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1–8	Credit Liquidity Market
Reverse Repurchase Agreements[1]: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.
	1 – 8	Credit Leverage Market
Securities Issued in Connection with Reorganization and Corporate Restructuring: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.
	1–8	Market
Securities Lending: The lending of up to 33-1/3% of a Fund’s total assets. In return, a Fund will receive cash, other securities, and/or letters of credit as collateral.	1–8	Credit Leverage Market
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).	1, 3–6, 8	Credit Liquidity Market
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	1, 4, 6, 8	Foreign Investment

1	All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33-1/3% of the Fund’s total assets.

68   JPMORGAN INCOME FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include IOs and POs issued outside a REMIC or CMO structure.
	1, 2, 4–6, 8	Credit Market Political Prepayment
Structured Investments: A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.
	1–8	Credit Foreign Investment Liquidity Management Market
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.
	1–6, 8	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Synthetic Variable Rate Instruments: Synthetic variable rate instruments generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.	8	Credit Liquidity Market
Temporary Defensive Positions: To respond to unusual circumstances a Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent a Fund from meeting its investment objective.
	1–8	Credit Interest Rate Liquidity Market
Treasury Receipts: A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (TRs), Treasury Investment Growth Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS).
	1 –8	Market
Trust Preferreds : Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.
	1, 3–6, 8	Credit Currency Interest Rate Liquidity Market Political Valuation
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, including funding notes, subordinated benchmark notes, collateralized mortgage obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs).
	1–8	Credit Gov’t Securities Interest Rate Market

JULY 1, 2007   69

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
U.S. Government Obligations: U.S. government obligations may include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (STRIPS) and Coupon Under Book Entry Safekeeping (CUBES).
	1–8	Interest Rate Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to a Fund on demand or at the expiration of a specified term.
	1– 8	Credit Liquidity Market
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1–8	Credit Leverage Liquidity Market
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.
	1–8	Credit Currency Interest Rate Liquidity Market Political Valuation

Risk related to certain investments held by the Funds:

Credit risk The risk a financial obligation will to be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

Currency risk The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Foreign investment risk The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

Government securities risk The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Interest rate risk The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Investment company risk If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

Leverage risk The risk that gains or losses will be disproportionately higher than the amount invested.

Liquidity risk The risk the holder may not be able to sell the security at the time or price its desires.

Management risk The risk that a strategy used by a Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk governmental policies or other political actions will negatively impact the value of the investment.

Portfolio quality risk The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rates and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.

Prepayment risk The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Tax risk The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

Valuation risk The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

70   JPMORGAN INCOME FUNDS

Risk and Reward Elements for the Fund

This table discusses the main elements that make up the Fund’s overall risk and reward characteristics. It also outlines a Fund’s policies toward various investments, including those that are designed to help certain Funds manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions
• A Fund’s share price, yield and total return will fluctuate in response to bond market movements
• The value of most bonds will fall when interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value typically falls
• Adverse market, economic, political or other conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder a Fund from achieving its investment objective
• Mortgage-backed and asset-backed securities (securities representing an interest in, or secured by, a pool of mortgages or other assets such as receivables) and direct mortgages could generate capital losses or periods of low yields if they are paid off substantially earlier or later than anticipated

• Bonds have generally outperformed money market investments over the long term, with less risk than stocks
• Most bonds will rise in value when interest rates fall
• Mortgage-backed and asset-backed securities and direct mortgages can offer attractive returns

• Under normal circumstances a Fund plans to remain fully invested in bonds and other fixed-income securities and may invest uninvested cash in affiliated money market funds
• Bond investments may include U.S. and foreign corporate and government bonds, mortgage-backed and asset-backed securities, convertible securities, participation interests and private placements
• A Fund seeks to limit risk and enhance total return or yields through careful management, sector allocation, individual securities selection and duration management
• During severe market downturns, a Fund has the option of investing up to 100% of assets in cash and cash equivalent
• The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities and mortgage prepayments

Credit quality
• The default of an issuer would leave a Fund with unpaid interest or principal
• Junk bonds (those rated BB, Ba or lower) have a higher risk of default, tend to be less liquid and may be more difficult to value
• Investment-grade bonds have a lower risk of default • Junk bonds offer higher yields and higher potential gains
• A Fund maintains its own policies for balancing credit quality against potential yields and gains in light of its investment goals
• The adviser develops its own ratings of unrated securities and makes a credit quality determination for unrated securities

JULY 1, 2007   71

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign investments
• A Fund could lose money because of foreign government actions, political instability or lack of adequate and accurate information
• Currency exchange rate movements
could reduce gains or create losses
• Currency and investment risks tend to
be higher in emerging markets; these markets also present higher liquidity and valuation risks

• Foreign bonds, which represent a major portion of the world’s fixed income securities, offer attractive potential performance and opportunities for diversification
• Favorable exchange rate movements could generate gains or reduce losses
• Emerging markets can offer higher returns

• Foreign bonds may be a significant investment for Core Plus Bond Fund
• To the extent that a Fund invests in foreign bonds, it may manage the currency exposure of its foreign investments relative to its benchmark, and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time; these currency management techniques may not be available for certain emerging markets investments (see also “Derivatives”)

When-issued and delayed delivery securities
• When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• A Fund can take advantage of attractive transaction opportunities	• A Fund segregates or earmarks liquid assets to offset leverage risks

Management choices
• A Fund could underperform its benchmark due to its sector, securities or duration choices	• A Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on those areas where it believes its commitment to research can most enhance returns and manage risks in a consistent way

72   JPMORGAN INCOME FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*,**
• Derivatives such as futures, options, swaps and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred
• A Fund may have difficulty exiting a derivatives position
• Derivatives used for risk management or to increase a Fund’s gain may not have the intended effects and may result in losses or missed opportunities
• The counterparty to a derivatives contract could default
• Certain types of derivatives involve costs to the Funds which can reduce returns
• Derivatives that involve leverage could magnify losses
• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit a Fund’s investment flexibility
• Derivatives used for non-hedging purposes could cause losses that exceed the original investment
• Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund’s assets and defer recognition of certain of a Fund’s losses

• Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost
• A Fund could make money and protect against losses if management’s analysis proves correct
• Derivatives that involve leverage could generate substantial gains at low cost

• A Fund uses derivatives, such as futures, options, swaps and forward foreign currency contracts for hedging and for risk management and/or to increase income or gains (i.e., to adjust duration or yield curve exposure or to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of a Fund’s exposure relative to its benchmark
• A Fund only establishes hedges that they expect will be highly correlated with underlying positions
• While a Fund may use derivatives that incidentally involve leverage, they do not use them for the specific purpose of leveraging their portfolios
• A Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Funds are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

**	Class A Shares of the Ultra Short Duration Bond Fund, the Treasury & Agency Fund, the Short Duration Bond Fund, the Intermediate Bond Fund, the Core Bond Fund, the Mortgage-Backed Securities Fund, the Government Bond Fund, and the High Yield Bond Fund may be offered in the Republic of China (Taiwan). All investments made by such Funds that would be considered “derivatives” under the applicable laws and regulations (including all amendments to such laws and regulations) of Taiwan and the policies of the Financial Supervision Commission (collectively, the “Taiwan Regulatory Requirements”), will comply with such percentage limitations and other requirements set forth in the Taiwan Regulatory Requirements for as long as such Funds are offered in Taiwan. The Statement of Additional Information contains further details regarding the Taiwan Regulatory Requirements.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

JULY 1, 2007   73

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Securities lending
• When a Fund lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults
• The collateral will be subject to the risks of the securities in which it is invested
• A Fund may enhance income through the investment of the collateral received from the borrower
• The adviser maintains a list of approved borrowers
• A Fund receives collateral equal to at least 100% of the current value of securities loaned plus accrued interest
• The lending agents indemnify a Fund against borrower default
• The adviser’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses
• Upon recall, the borrower must return the securities loaned within the normal settlement period

Illiquid holdings
• A Fund could have difficulty valuing these holdings precisely • A Fund could be unable to sell these holdings at the time or price desired	• These holdings may offer more attractive yields or potential growth/appreciation than comparable widely traded securities
• No Fund may invest more than 15% of net assets in illiquid holdings
• To maintain adequate liquidity to meet redemptions, each Fund may hold high quality short-term instruments (including repurchase agreements for all the Funds) and, for temporary or extraordinary purposes, may borrow from banks up to 33-1/3% of the value of its total assets or draw on a line of credit

Short-term trading
• Increased trading would raise a Fund’s transaction costs
• Increased short-term capital gains distributions would raise shareholders’ income tax liability; such an increase in transaction costs and/or tax liability, if not offset by gains from short-term trading, would reduce a Fund’s returns
	• A Fund could realize gains in a short period of time • A Fund could protect against losses if a security is overvalued and its value later falls	• A Fund may use short-term trading to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

74   JPMORGAN INCOME FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

ETFs and other investment companies
• If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company
• The price movement of an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss

• Investments in other investment companies helps to manage smaller cash flows
• Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

• Generally, a Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)[1]
• Exemptive orders granted to various iShares funds (which are ETFs), other ETFs, and their investment advisers by the Securities and Exchange Commission (SEC) permit a Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs
• Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

1	Under the 1940 Act, a Fund may not own more than 3% of the outstanding voting stock of another investment company. Additionally, a Fund’s aggregate investments in other investment companies are restricted as follows: no more than 5% of a Fund’s total assets when a Fund invests in another investment company; and no more than 10% of its total assets when a Fund invests in two or more investment companies.

JULY 1, 2007   75

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for Class A Shares for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the representative Fund’s annual report, which is available upon request.

Class A

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Core Bond Fund
Year Ended February 28, 2007	$10.57	$0.46	(e)	$0.10	$0.56	$(0.46)	$—	$(0.46)	$—
July 1, 2005 through February 28, 2006 (d)	10.91	0.34		(0.35)	(0.01)	(0.33)	—	(0.33)	—
Year Ended June 30, 2005	10.77	0.51		0.15	0.66	(0.52)	—	(0.52)	—
Year Ended June 30, 2004	11.18	0.48		(0.39)	0.09	(0.50)	—	(0.50)	—
Year Ended June 30, 2003	10.82	0.62		0.35	0.97	(0.60)	(0.01)	(0.61)	—
Year Ended June 30, 2002	10.59	0.66		0.28	0.94	(0.68)	(0.03)	(0.71)	—

Government Bond Fund
Year Ended February 28, 2007	10.15	0.45		0.01	0.46	(0.46)	—	(0.46)	—
July 1, 2005 through February 28, 2006 (d)	10.48	0.30		(0.33)	(0.03)	(0.30)	—	(0.30)	—
Year Ended June 30, 2005	10.16	0.46		0.33	0.79	(0.47)	—	(0.47)	—
Year Ended June 30, 2004	10.67	0.48		(0.52)	(0.04)	(0.47)	—	(0.47)	—
Year Ended June 30, 2003	10.26	0.52		0.42	0.94	(0.53)	—	(0.53)	—
Year Ended June 30, 2002	9.93	0.55		0.33	0.88	(0.55)	—	(0.55)	—

High Yield Bond Fund
Year Ended February 28, 2007	8.23	0.61		0.40	1.01	(0.62)	(0.02)	(0.64)	—	(f)
July 1, 2005 through February 28, 2006 (d)	8.29	0.42		(0.06)	0.36	(0.42)	—	(0.42)	—	(f)
Year Ended June 30, 2005	8.17	0.61		0.14	0.75	(0.61)	(0.02)	(0.63)	—	(f)
Year Ended June 30, 2004	7.92	0.61		0.23	0.84	(0.59)	—	(0.59)	—
Year Ended June 30, 2003	7.30	0.65		0.62	1.27	(0.65)	—	(0.65)	—
Year Ended June 30, 2002	8.19	0.70		(0.89)	(0.19)	(0.70)	—	(0.70)	—

Intermediate Bond Fund
Year Ended February 28, 2007	10.32	0.47	(e)	0.07	0.54	(0.47)	—	(0.47)	—
July 1, 2005 through February 28, 2006 (d)	10.65	0.29		(0.29)	—	(0.33)	—	(0.33)	—
Year Ended June 30, 2005	10.63	0.40		0.12	0.52	(0.50)	—	(0.50)	—
Year Ended June 30, 2004	11.01	0.47		(0.37)	0.10	(0.48)	—	(0.48)	—
Year Ended June 30, 2003	10.70	0.57		0.32	0.89	(0.58)	—	(0.58)	—
Year Ended June 30, 2002	10.50	0.62		0.21	0.83	(0.63)	—	(0.63)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

76   JPMORGAN INCOME FUNDS

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 10.67	5.42%	$560,556	0.75%	4.36%	0.94%	8%
10.57	(0.11)	394,309	0.75	4.54	0.97	13
10.91	6.23	373,401	0.82	4.52	1.09	16
10.77	0.84	349,290	0.85	4.34	1.16	20
11.18	9.20	429,859	0.85	5.57	1.17	23
10.82	9.09	262,489	0.85	6.09	1.18	32

10.15	4.65	157,598	0.75	4.51	0.98	24
10.15	(0.30)	146,294	0.75	4.37	0.97	6
10.48	7.89	140,496	0.79	4.43	1.02	10
10.16	(0.40)	86,614	0.87	4.38	1.04	16
10.67	9.29	152,028	0.87	4.92	1.03	19
10.26	9.01	74,166	0.87	5.37	1.03	24

8.60	12.82	83,790	1.12	7.42	1.31	69
8.23	4.39	62,622	1.11	7.51	1.30	47
8.29	9.47	68,636	1.12	7.22	1.33	68
8.17	10.96	75,885	1.12	7.37	1.33	58
7.92	18.64	82,386	1.14	8.86	1.35	52
7.30	(2.60)	32,756	1.15	8.91	1.37	34

10.39	5.42	124,797	0.83	4.56	0.96	5
10.32	0.02	146,206	0.83	4.77	0.98	5
10.65	4.99	173,146	0.83	4.48	1.10	10
10.63	0.91	238,399	0.83	4.27	1.17	17
11.01	8.52	334,574	0.83	5.24	1.17	24
10.70	8.08	233,915	0.83	5.88	1.17	33

JULY 1, 2007   77

Financial Highlights (continued)

Class A (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Mortgage-Backed Securities Fund
Year Ended February 28, 2007	$10.54	$0.47		$0.10	$0.57	$(0.46)	$—	$(0.46)
July 1, 2005 through February 28, 2006 (d)	10.83	0.33		(0.29)	0.04	(0.33)	—	(0.33)
Year Ended June 30, 2005	10.77	0.49		0.08	0.57	(0.51)	—	(0.51)
Year Ended June 30, 2004	10.89	0.42		(0.08)	0.34	(0.46)	—	(0.46)
Year Ended June 30, 2003	11.00	0.60		(0.04)	0.56	(0.66)	(0.01)	(0.67)
Year Ended June 30, 2002	10.47	0.61		0.55	1.16	(0.62)	(0.01)	(0.63)

Short Duration Bond Fund
Year Ended February 28, 2007	10.43	0.39	(e)	0.10	0.49	(0.40)	—	(0.40)
July 1, 2005 through February 28, 2006 (d)	10.51	0.21		(0.08)	0.13	(0.21)	—	(0.21)
Year Ended June 30, 2005	10.62	0.28		(0.10)	0.18	(0.29)	—	(0.29)
Year Ended June 30, 2004	10.86	0.27		(0.23)	0.04	(0.28)	—	(0.28)
Year Ended June 30, 2003	10.72	0.35		0.18	0.53	(0.39)	—	(0.39)
Year Ended June 30, 2002	10.56	0.48		0.19	0.67	(0.51)	—	(0.51)

Treasury & Agency Fund
Year Ended February 28, 2007	9.75	0.46		(0.03)	0.43	(0.46)	—	(0.46)
July 1, 2005 through February 28, 2006 (d)	10.00	0.32		(0.25)	0.07	(0.32)	—	(0.32)
Year Ended June 30, 2005	10.31	0.42		(0.20)	0.22	(0.42)	(0.11)	(0.53)
Year Ended June 30, 2004	10.76	0.35		(0.40)	(0.05)	(0.35)	(0.05)	(0.40)
Year Ended June 30, 2003	10.33	0.38		0.43	0.81	(0.38)	—	(0.38)
Year Ended June 30, 2002	10.04	0.44		0.29	0.73	(0.44)	—	(0.44)

Ultra Short Duration Bond Fund
Year Ended February 28, 2007	9.74	0.45		0.03	0.48	(0.45)	—	(0.45)
July 1, 2005 through February 28, 2006 (d)	9.83	0.26		(0.08)	0.18	(0.27)	—	(0.27)
Year Ended June 30, 2005	9.89	0.27		(0.04)	0.23	(0.29)	—	(0.29)
Year Ended June 30, 2004	9.97	0.20		(0.05)	0.15	(0.23)	—	(0.23)
Year Ended June 30, 2003	9.95	0.24		0.04	0.28	(0.26)	—	(0.26)
Year Ended June 30, 2002	9.86	0.36		0.11	0.47	(0.38)	—	(0.38)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Calculated based upon average shares outstanding.

78   JPMORGAN INCOME FUNDS

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.65	5.60%	$14,063	0.65%	4.46%	0.98%	18%
10.54	0.35	13,826	0.65	4.68	0.97	16
10.83	5.40	15,077	0.65	4.50	0.92	25
10.77	3.07	7,681	0.65	4.23	0.82	12
10.89	5.17	13,783	0.65	3.84	0.89	35
11.00	11.44	1,344	0.65	4.67	0.90	36

10.52	4.75	94,199	0.80	3.69	0.91	44
10.43	1.22	93,187	0.80	2.97	0.91	22
10.51	1.72	97,744	0.80	2.64	1.10	27
10.62	0.39	109,252	0.80	2.51	1.16	54
10.86	5.01	128,309	0.80	3.26	1.16	27
10.72	6.41	49,282	0.80	4.57	1.16	50

9.72	4.48	69,390	0.70	4.70	1.03	10
9.75	0.71	77,632	0.70	4.83	1.03	20
10.00	2.22	82,360	0.67	4.05	0.99	22
10.31	(0.52)	91,714	0.65	3.30	0.95	23
10.76	7.97	126,395	0.65	3.61	0.95	33
10.33	7.39	124,058	0.65	4.31	0.95	41

9.77	5.03	121,385	0.70	4.53	0.91	26
9.74	1.81	219,258	0.70	3.81	0.91	9
9.83	2.36	281,966	0.70	2.67	1.05	26
9.89	1.53	362,796	0.70	1.97	1.12	46
9.97	2.83	366,214	0.70	2.34	1.12	36
9.95	4.88	162,338	0.65	3.62	1.12	39

JULY 1, 2007   79

Legal Proceedings and Additional Fee and Expense Information

LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION
AFFECTING THE JPMT II FUNDS

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

In addition, on August 30, 2005, the commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right to Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. In June 2007, the matter, which generally related to the same facts that were the subject of the SEC Order and NYAG settlement discussed above, was settled, and the West Virginia Order will be vacated.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

The following information is provided with respect to the Funds which are series of JPMorgan Trust II and which were former series of One Group Mutual Funds.

The settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at

80   JPMORGAN INCOME FUNDS

least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIA that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIA and/or its affiliates, as applicable.

The table below shows the Reduced Rates for the Class A Shares of the Government Bond Fund .

REDUCED RATE FUND

	Class	Net Expense Ratio %	Gross Expense Ratio %
JPMorgan Government Bond Fund	A	0.76	0.99

The table below shows the ratios for Class A Shares of the Funds offered in this prospectus subject to the Non-Reduced Rate.

NON-REDUCED RATE FUNDS

	Class	Net Expense Ratio %	Gross Expense Ratio %
JPMorgan Ultra Short Duration Bond Fund	A	0.72	0.93
JPMorgan Treasury & Agency Fund	A	0.70	1.03
JPMorgan Short Duration Bond Fund	A	0.80	0.91
JPMorgan Intermediate Bond Fund	A	0.84	0.97
JPMorgan Core Bond Fund	A	0.76	0.95
JPMorgan Mortgage-Backed Securities Fund	A	0.67	1.00
JPMorgan High Yield Bond Fund	A	1.15	1.31

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On 7/1/07, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIA and/or its affiliates; and the Gross Expense Ratios thereafter.

JULY 1, 2007   81

Legal Proceedings and Additional Fee and Expense Information (continued)

“Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year. “Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.”

Your actual costs may be higher or lower than those shown.

Reduced Rate Fund

JPMorgan Government Bond Fund

	Class A
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$450	1.06%	0.33%	0.33%
June 30, 2009	101	6.12	4.35	4.01
June 30, 2010	105	11.42	8.54	4.01
June 30, 2011	110	16.99	12.89	4.01
June 30, 2012	114	22.84	17.42	4.01
June 30, 2013	119	28.98	22.13	4.01
June 30, 2014	123	35.43	27.02	4.01
June 30, 2015	128	42.21	32.12	4.01
June 30, 2016	133	49.32	37.42	4.01
June 30, 2017	139	56.78	42.93	4.01

Non-Reduced Rate Funds

JPMorgan Ultra Short Duration Bond Fund

	Class A
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$297	2.64%	1.93%	1.93%
June 30, 2009	97	7.77	6.08	4.07
June 30, 2010	101	13.16	10.40	4.07
June 30, 2011	105	18.82	14.89	4.07
June 30, 2012	109	24.76	19.57	4.07
June 30, 2013	113	30.99	24.44	4.07
June 30, 2014	118	37.54	29.50	4.07
June 30, 2015	123	44.42	34.77	4.07
June 30, 2016	128	51.64	40.26	4.07
June 30, 2017	133	59.22	45.96	4.07

82   JPMORGAN INCOME FUNDS

JPMorgan Treasury & Agency Fund

	Class A
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$295	2.64%	1.95%	1.95%
June 30, 2009	107	7.77	6.00	3.97
June 30, 2010	111	13.16	10.21	3.97
June 30, 2011	116	18.82	14.58	3.97
June 30, 2012	120	24.76	19.13	3.97
June 30, 2013	125	30.99	23.86	3.97
June 30, 2014	130	37.54	28.78	3.97
June 30, 2015	135	44.42	33.89	3.97
June 30, 2016	141	51.64	39.21	3.97
June 30, 2017	146	59.22	44.73	3.97

JPMorgan Short Duration Bond Fund

	Class A
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$305	2.64%	1.86%	1.86%
June 30, 2009	95	7.77	6.02	4.09
June 30, 2010	98	13.16	10.36	4.09
June 30, 2011	102	18.82	14.87	4.09
June 30, 2012	107	24.76	19.57	4.09
June 30, 2013	111	30.99	24.46	4.09
June 30, 2014	116	37.54	29.55	4.09
June 30, 2015	120	44.42	34.85	4.09
June 30, 2016	125	51.64	40.36	4.09
June 30, 2017	130	59.22	46.11	4.09

JPMorgan Intermediate Bond Fund

	Class A
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$458	1.06%	0.25%	0.25%
June 30, 2009	99	6.12	4.29	4.03
June 30, 2010	103	11.42	8.50	4.03
June 30, 2011	107	16.99	12.87	4.03
June 30, 2012	112	22.84	17.42	4.03
June 30, 2013	116	28.98	22.15	4.03
June 30, 2014	121	35.43	27.07	4.03
June 30, 2015	126	42.21	32.19	4.03
June 30, 2016	131	49.32	37.52	4.03
June 30, 2017	136	56.78	43.06	4.03

JULY 1, 2007   83

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Core Bond Fund

	Class A
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$450	1.06%	0.33%	0.33%
June 30, 2009	97	6.12	4.39	4.05
June 30, 2010	101	11.42	8.62	4.05
June 30, 2011	105	16.99	13.02	4.05
June 30, 2012	110	22.84	17.60	4.05
June 30, 2013	114	28.98	22.36	4.05
June 30, 2014	119	35.43	27.32	4.05
June 30, 2015	123	42.21	32.47	4.05
June 30, 2016	128	49.32	37.84	4.05
June 30, 2017	134	56.78	43.42	4.05

JPMorgan Mortgage-Backed Securities Fund

	Class A
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$441	1.06%	0.42%	0.42%
June 30, 2009	102	6.12	4.43	4.00
June 30, 2010	107	11.42	8.61	4.00
June 30, 2011	111	16.99	12.96	4.00
June 30, 2012	115	22.84	17.47	4.00
June 30, 2013	120	28.98	22.17	4.00
June 30, 2014	125	35.43	27.06	4.00
June 30, 2015	130	42.21	32.14	4.00
June 30, 2016	135	49.32	37.43	4.00
June 30, 2017	140	56.78	42.93	4.00

JPMorgan High Yield Bond Fund

	Class A
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$488	1.06%	–0.04%	–0.04%
June 30, 2009	133	6.12	3.64	3.69
June 30, 2010	138	11.42	7.47	3.69
June 30, 2011	143	16.99	11.43	3.69
June 30, 2012	149	22.84	15.55	3.69
June 30, 2013	154	28.98	19.81	3.69
June 30, 2014	160	35.43	24.23	3.69
June 30, 2015	166	42.21	28.81	3.69
June 30, 2016	172	49.32	33.57	3.69
June 30, 2017	178	56.78	38.50	3.69

84   JPMORGAN INCOME FUNDS

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

If you buy shares through a Financial Intermediary, please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102.
1-202-551-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for each of the Funds is 811-4236.

© JPMorgan Chase & Co., 2007 All rights reserved. July 2007.	PR-INC A -707

PROSPECTUS JULY 1, 2007

JPMorgan

Municipal Bond

Funds

Class A, Class B & Class C Shares

JPMorgan Short Term Municipal Bond Fund
JPMorgan Municipal Income Fund
JPMorgan Arizona Municipal Bond Fund
JPMorgan Kentucky Municipal Bond Fund
JPMorgan Louisiana Municipal Bond Fund
JPMorgan Michigan Municipal Bond Fund
JPMorgan Ohio Municipal Bond Fund
JPMorgan West Virginia Municipal Bond Fund
JPMorgan Tax Free Bond Fund
JPMorgan California Tax Free Bond Fund (Class A & C)
JPMorgan Intermediate Tax Free Bond Fund
JPMorgan New York Tax Free Bond Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Short Term Municipal Bond Fund	1
JPMorgan Municipal Income Fund	8
JPMorgan Arizona Municipal Bond Fund	15
JPMorgan Kentucky Municipal Bond Fund	22
JPMorgan Louisiana Municipal Bond Fund	29
JPMorgan Michigan Municipal Bond Fund	36
JPMorgan Ohio Municipal Bond Fund	43
JPMorgan West Virginia Municipal Bond Fund	50
JPMorgan Tax Free Bond Fund	57
JPMorgan California Tax Free Bond Fund	6 3
JPMorgan Intermediate Tax Free Bond Fund	7 0
JPMorgan New York Tax Free Bond Fund	7 6
The Funds’ Management and Administration	8 3
How to Do Business with the Funds	8 6
Purchasing Fund Shares	8 6
Sales Charges	9 1
Rule 12b-1 Fees	9 6
Networking and Sub-Transfer Agency Fees	9 6
Exchanging Fund Shares	9 7
Redeeming Fund Shares	98
Shareholder Information	101
Distributions and Taxes	10 1
Shareholder Statements and Reports	10 4
Availability of Proxy Voting Record	10 4
Portfolio Holdings Disclosure	10 4
Investment Practices	10 5
Risk and Reward Elements for the Funds	11 1
Financial Highlights	11 6
Legal Proceedings and Additional Fee and Expense Information	1 3 2
How To Reach Us	Inside back cover

JPMorgan Short Term Municipal Bond Fund

What is the goal of the Fund?

The Fund seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

What are t he Fund’s m ain i nvestment s trateg ies?

The Fund invests in a portfolio of municipal bonds with an average weighted maturity of three years or less. From time to time, a significant portion of the Fund’s total assets may be invested in municipal housing authority obligations. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from federal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Up to 100% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals.

The Fund also invests in mortgage-backed and asset-backed securities, as well as auction rate securities and restricted securities. The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

The Fund will, from time to time, invest more than 25% of its total assets in municipal housing authority obligations. Up to 20% of the Fund’s assets may be held in cash and cash equivalents. The Fund’s average weighted maturity normally will be three years or less. See page 10 5 for a discussion on average weighted maturity.

The Fund invests in municipal bonds that are rated investment grade by Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s Corporation (S&P) or Fitch Ratings (Fitch). With respect to short-term securities such as tax-exempt commercial paper, notes and variable rate demand obligations, the Fund invests in securities rated in one of the two highest investment grade categories. If a security has both a long-term and a short-term rating, it must have a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories. The Fund may also invest in unrated securities of comparable quality.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes , the Fund may invest any portion of its asset s in cash and cash equivalents . Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

JULY 1, 2007   1

JPMorgan Short Term Municipal Bond (continued)

Investment Process

JPMorgan Investment Advisors Inc. (JPMIA or the adviser) selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIA looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types within the municipal securities market. JPMIA selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other instruments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in municipal bonds in the lowest investment grade category. Such securities are considered to have speculative characteristics and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Alternative Minimum Tax.  The Fund may invest all of its assets in municipal bonds, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

Prepayment and Call Risk.  The Fund may invest in mortgage-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging, risk management or to increase income or gain may not be successful resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

Temporary Defensive Positions and Redemption Risks.   To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments

2   JPMORGAN MUNICIPAL BOND FUNDS

may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 10 5–11 5.

JULY 1, 2007   3

JPMorgan Short Term Municipal Bond (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and the life of the Fund. It compares that performance to the Lehman Brothers Short Municipal Bond Index, a broad-based securities market index, and the Lipper Short Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end load and the performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after six years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS*,1

Best Quarter	2nd quarter, 2002	2.32%	Worst Quarter	2nd quarter, 2004	–1.56%

*	Performance data includes performance of the Pegasus Short Municipal Bond Fund for the period before it was consolidated with the Fund on March 22, 1999.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 0.69%.

4   JPMORGAN MUNICIPAL BOND FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES) Shows performance over time, for periods ended December 31, 2006*

	Past 1 Year	Past 5 Years	Life of Fund
CLASS A
Return Before Taxes	0.59	2.16	2. 95
Return After Taxes on Distributions	0.58	2.1 4	2.94
Return After Taxes on Distributions and Sale of Fund Shares	1.26	2.19	2.95

CLASS B — RETURN BEFORE TAXES	(0.64)	2.11	2.8 7	[3]

CLASS C — RETURN BEFORE TAXES	2.36	2.11	2.70

LEHMAN BROTHERS SHORT MUNICIPAL BOND INDEX1ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	3.09	2.99	3.89

LIPPER SHORT MUNICIPAL DEBT FUNDS INDEX2ˆ
(Reflects No Deduction for Taxes)	3.12	2.46	3.18

After-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The performance data includes the performance of the Pegasus Short Municipal Bond Fund for the period before it was consolidated with the Fund on March 22, 1999. Historical performance shown for Class C Shares prior to its inception on November 1, 2001 is based on the performance of Select Class Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

1	The Lehman Brothers Short Municipal Bond Index is an unmanaged index of investment grade, tax-exempt municipal bonds with short-term maturities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses, as well as the deduction of sales charges on Class A Shares and contingent deferred sales charges on Class B and Class C Shares.

2	The Lipper Short Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

3	Class B Shares automatically convert to Class A Shares after six years. Therefore, the performance in the “Life of Fund” column represents a combination of Class A and Class B operating expenses.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2007   5

JPMorgan Short Term Municipal Bond (continued)

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%) (Fees paid directly from your investment)[1]

	Class A		Class B	Class C
Maximum Sales Charge (Load) When You Buy Shares, Shown as % of the Offering Price*	2.25		NONE	NONE

Maximum Deferred Sales Charge (Load) Shown as % of Lower of Original Purchase Price or Redemption Proceeds	NONE	**	3.00	NONE

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

ANNUAL FUND OPERATING EXPENSES (%) (Expenses that are deducted from Class A, Class B and Class C assets)

	Class A	Class B	Class C
Management Fees	0.25	0.25	0.25
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.17	0.17	0.17

Total Annual Operating Expenses	0.92	1.42	1.42
Fee Waivers and Expense Reimbursements[2]	(0.12)	(0.12)	(0.12)

Net Expenses[2]	0.80	1.30	1.30

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIA, the Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A, Class B and Class C Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan ) exceed 0.80%, 1.30% and 1.30% , respectively, of their average daily net assets through 6/30/08. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

6   JPMORGAN MUNICIPAL BOND FUNDS

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	305	500	711	1,320

CLASS B SHARES** ($)	432	638	765	1,431	***

CLASS C SHARES** ($)	132	438	765	1,692

IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	305	500	711	1,320

CLASS B SHARES ($)	132	438	765	1,431	***

CLASS C SHARES ($)	132	438	765	1,692

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for six years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses.

JULY 1, 2007   7

JPMorgan Municipal Income Fund

What is the goal of the Fund?

The Fund seeks current income exempt from federal income taxes.

What are the Fund’s main investment strategies?

The Fund invests in a portfolio of municipal bonds, including mortgage-backed securities. While current income is the Fund’s primary focus, it seeks to produce income in a manner consistent with the preservation of principal.

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from federal income tax. This is a fundamental policy. For the purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. The Fund also invests in mortgage-backed securities and asset-backed securities, as well as auction rate securities and restricted securities. The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Up to 100% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals.

As a matter of fundamental policy, the Fund will not invest more than 25% of its total assets: (i) in securities within a single industry; or (ii) in securities of governmental units or issuers in the same state, territory or possession. However, from time to time, the Fund will invest more than 25% of its total assets in municipal housing authority obligations.

The Fund’s average weighted maturity will range from three to 15 years, although the Fund may shorten its average weighted maturity to as little as two years if appropriate for temporary defensive purposes. See page 10 5 for a discussion on average weighted maturity.

The Fund invests in municipal bonds that are rated investment grade by Moody’s, S&P or Fitch. With respect to short-term securities such as tax-exempt commercial paper, notes and variable rate demand obligations, the Fund invests in securities rated in one of the two highest investment grade categories. If a security has both a long-term and a short-term rating, it must have a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories. The Fund may also invest in unrated securities of comparable quality.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes , the Fund may invest any portion of its asset s in cash and cash equivalents . Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

8   JPMORGAN MUNICIPAL BOND FUNDS

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIA looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types within the municipal securities market. JPMIA selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues.

Prepayment and Call Risk.  The Fund may invest in mortgage-backed securities and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other instruments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in municipal bonds in the lowest investment grade category. Such securities are considered to have speculative characteristics and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Alternative Minimum Tax.  The Fund may invest all of its assets in municipal bonds, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable

JULY 1, 2007   9

JPMorgan Municipal Income Fund (continued)

income. Any capital gains distributed by the Fund may be taxable.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging, risk management or to increase income or gain may not be successful resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

Temporary Defensive Positions and Redemption Risks. To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 10 5–11 5.

10   JPMORGAN MUNICIPAL BOND FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, a broad-based securities market index, and the Lipper Intermediate Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end load and the performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 2000	3.42%	Worst Quarter	2nd quarter, 2004	–2.37%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 0.65% .

JULY 1, 2007   11

JPMorgan Municipal Income Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES) Shows performance over time, for periods ended December 31, 2006

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A
Return Before Taxes	(0.15)	3.13	3.96
Return After Taxes on Distributions	(0.16)	3.13	3.96
Return After Taxes on Distributions and Sale of Fund Shares	1.07	3.23	4.00

CLASS B — RETURN BEFORE TAXES	(1.96)	2.93	3.83	[3]

CLASS C — RETURN BEFORE TAXES *	2.05	3.27	4.07

LEHMAN BROTHERS COMPETITIVE INTERMEDIATE (1–17 YEAR) MATURITIES INDEX1ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.08	4. 75	5.26

LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX2ˆ
(Reflects No Deduction for Taxes)	3.87	4.26	4.61

After-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Class C prior to its inception on November 4, 1997 is based on the performance of Select Class Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

1	The Lehman Brothers Competitive Intermediate (1–17 Y ear) Maturities Index is an unmanaged index comprised of investment grade, tax-exempt bonds with maturities of 1 to 17 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.

2	The Lipper Intermediate Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

3	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “Past 10 Years” column represents a combination of Class A and Class B operating expenses.

ˆ	Investors cannot invest directly in an index.

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%) (Fees paid directly from your investment)[1]

	Class A		Class B	Class C
Maximum Sales Charge (Load) When You Buy Shares, Shown as % of the Offering Price*	3.75		NONE	NONE

Maximum Deferred Sales Charge (Load) Shown as % of Lower of Original Purchase Price or Redemption Proceeds	NONE	**	5.00	1.00

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

12   JPMORGAN MUNICIPAL BOND FUNDS

ANNUAL FUND OPERATING EXPENSES (%) (Expenses that are deducted from Class A, Class B and Class C assets)

	Class A		Class B		Class C
Management Fees		0.30		0.30		0.30
Distribution (Rule 12b-1) Fees		0.25		0.75		0.75
Shareholder Service Fees		0.25		0.25		0.25
Other Expenses[1]
Imputed interest expense on floating rate notes[2]	0.07		0.07		0.07
Remainder of Other Expenses	0.13		0.13		0.13

Total Other Expenses		0.20		0.20		0.20
Acquired Fund Fees and Expenses[3]		0.02		0.02		0.02

Total Annual Operating Expenses[4,5]		1.02		1.52		1.52
Fee Waivers and Expense Reimbursements [5]		(0.06)		NON E		NONE

Net Expenses [5]		0. 96		1.52		1.52

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Imputed interest expense on floating rate notes” includes expenses related to the Fund’s liability with respect to floating rate notes issued by trusts whose inverse floater certificates are held by the Fund. The Fund also records offsetting interest income relating to the municipal obligation underlying such transactions. Therefore, the Fund’s net asset values per share and total returns have not been affected by these additional expenses.

3	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/28/07. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

4	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

5	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relat ed to short sales, interest (which includes imputed interest), taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.87% of the average daily net assets of the Class A Shares, 1.52% of the average daily net assets of the Class B Shares, and 1.52% of the average daily net assets of the Class C Shares through 6/30/08. Without the Expenses on Imputed Interest and the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.93%, 1.43% and 1.43% for Class A Shares, Class B Shares, and Class C Shares, respectively, and Net Expenses would have been 0.87%, 1.43% and 1.43% for Class A Shares, Class B Shares, and Class C Shares, respectively.

JULY 1, 2007   13

JPMorgan Municipal Income Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	469	682	912	1,571

CLASS B SHARES** ($)	655	780	1,029	1,678	***

CLASS C SHARES** ($)	255	480	8 29	1,813

IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	46 9	682	912	1,571

CLASS B SHARES ($)	155	480	829	1,678	***

CLASS C SHARES ($)	155	480	829	1,813

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses.

14   JPMORGAN MUNICIPAL BOND FUNDS

JPMorgan Arizona Municipal Bond Fund

What is the goal of the Fund?

The Fund seeks current income exempt from federal income tax and Arizona personal income tax, consistent with the preservation of principal.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal income tax and Arizona personal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. A portion of the Fund’s total assets also may be invested in municipal bonds issued by other states and territories.

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Up to 100% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals.

The securities in which the Fund invests may have fixed rates of return or floating or variable rates. The Fund’s average weighted maturity normally will be between three and 15 years, although the Fund may invest in securities with any maturity. See page 10 5 for a discussion on average weighted maturity.

The Fund invests in municipal bonds that are rated investment grade by Moody’s, S&P or Fitch. With respect to short-term securities such as tax-exempt commercial paper, notes and variable rate demand obligations, the Fund invests in securities rated in one of the two highest investment grade categories. If a security has both a long-term and a short-term rating, it must have a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories. The Fund may also invest in unrated securities of comparable quality.

The Fund may invest in mortgage-backed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes , the Fund may invest any portion of its asset s in cash and cash equivalents . Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIA looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types within the municipal securities market. JPMIA selects individual securities after performing a risk/reward evaluation

JULY 1, 2007   15

JPMorgan Arizona Municipal Bond Fund (continued)

of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Geographic Concentration Risk.  Because the Fund is not diversified and because it concentrates its investments in the securities of Arizona issuers, certain factors affecting Arizona including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives may have a disproportionately negative affect on the Fund’s investments. For example, although Arizona’s population growth continues to outpace the national average, this growth is expensive and Arizona’s economic outlook depends on its ability to match long-term revenues with expenditures. In addition, Arizona’s continued growth depends, to some extent, on its ability to manage its water resources.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other instruments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in municipal bonds in the lowest investment grade category. Such securities are considered to have speculative characteristics and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Alternative Minimum Tax.  The Fund may invest all of its assets in municipal bonds, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

Prepayment and Call Risk.  The Fund may invest in mortgage-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging, risk management or to increase income or gain may not be successful resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

16   JPMORGAN MUNICIPAL BOND FUNDS

Non-Diversification Risk.  The Fund is “non-diversified.” This means that the Fund may invest a more significant portion of its assets in the securities of a single issuer than can a “diversified” fund. Non-diversification increases the risk of loss to the Fund if an issuer fails to make interest or principal payments or if the market value of a security declines.

Temporary Defensive Positions and Redemption Risks. To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 10 5–11 5.

JULY 1, 2007   17

JPMorgan Arizona Municipal Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, a broad-based securities market index, and the Lipper Intermediate Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end load and the performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2002	4.61%	Worst Quarter	2nd quarter, 2004	–2.35%

*	The performance information for periods prior to January 20, 1997 reflects the performance of a common trust fund. The Fund commenced operations on January 20, 1997 subsequent to the transfer of assets from a common trust fund with substantially similar investment objectives, policies, guidelines and restrictions as the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 0.69%.

18   JPMORGAN MUNICIPAL BOND FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES) Shows performance over time, for periods ended December 31, 2006*

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A
Return Before Taxes	(0.61)	3.11	3.66
Return After Taxes on Distributions	(0.67)	3.07	3.5 8
Return After Taxes on Distributions and Sale of Fund Shares	0.98	3.22	3.69

CLASS B — RETURN BEFORE TAXES	(2.45)	2.90	3.18	[3]

CLASS C — RETURN BEFORE TAXES**	1.55	3.24	3.07

LEHMAN BROTHERS COMPETITIVE INTERMEDIATE (1–17 YEAR) MATURITIES INDEX1ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.0 8	4.75	5.26

LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX2ˆ
(Reflects No Deduction for Taxes)	3.87	4.26	4.61

After-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The performance information for periods prior to January 20, 1997 reflects the performance of a common trust fund. The Fund commenced operations on January 20, 1997 subsequent to the transfer of assets from a common trust fund with substantially similar investment objectives, policies, guidelines and restrictions as the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

**	Historical performance shown for Class C Shares prior to its inception on February 19, 2005 is based on the performance of Class B Shares.

1	The Lehman Brothers Competitive Intermediate (1–17 Y ear) Maturities Index is an unmanaged index comprised of investment grade, tax-exempt bonds with maturities of 1 to 17 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.

2	The Lipper Intermediate Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

3	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “Past 10 Years” column represents a combination of Class A and Class B operating expenses.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2007   19

JPMorgan Arizona Municipal Bond Fund (continued)

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%) (Fees paid directly from your investment)[1]

	Class A		Class B	Class C
Maximum Sales Charge (Load) When You Buy Shares, Shown as % of the Offering Price*	3.75		NONE	NONE

Maximum Deferred Sales Charge (Load) Shown as % of Lower of Original Purchase Price or Redemption Proceeds	NONE	**	5.00	1.00

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

ANNUAL FUND OPERATING EXPENSES (%) (Expenses that are deducted from Class A, Class B and Class C assets)

	Class A	Class B	Class C
Management Fees	0.30	0.30	0.30
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.21	0.21	0.21

Total Annual Operating Expenses	1.01	1.51	1.51
Fee Waivers and Expense Reimbursements[2]	(0.13)	NONE	NONE

Net Expenses[2]	0.88	1.51	1.51

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIA, the Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A, Class B and Class C Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan ) exceed 0.88%, 1.53% and 1.53% , respectively, of their average daily net assets through 6/30/08. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

20   JPMORGAN MUNICIPAL BOND FUNDS

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	461	672	900	1,554

CLASS B SHARES** ($)	654	777	1,024	1,667	***

CLASS C SHARES** ($)	254	477	82 4	1,802

IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	461	672	900	1,554

CLASS B SHARES ($)	154	477	824	1,667	***

CLASS C SHARES ($)	154	477	824	1,802

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses.

JULY 1, 2007   21

JPMorgan Kentucky Municipal Bond Fund

What is the goal of the Fund?

The Fund seeks current income exempt from federal income tax and Kentucky personal income tax, consistent with the preservation of principal.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the interest from which is exempt from both federal income tax and Kentucky personal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. A portion of the Fund’s total assets also may be invested in municipal bonds issued by other states and territories.

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Up to 100% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals.

The securities in which the Fund invests may have fixed rates of return or floating or variable rates. The Fund’s average weighted maturity normally will be between three and 15 years, although the Fund may invest in securities with any maturity. See page 10 5 for a discussion on average weighted maturity.

The Fund invests in municipal bonds that are rated investment grade by Moody’s, S&P or Fitch. With respect to short-term securities such as tax-exempt commercial paper, notes and variable rate demand obligations, the Fund invests in securities rated in one of the two highest investment grade categories. If a security has both a long-term and a short-term rating, it must have a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories. The Fund may also invest in unrated securities of comparable quality.

The Fund may also invest in zero-coupon, pay-in-kind and deferred payment securities. The Fund may invest in mortgage-backed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes , the Fund may invest any portion of its asset s in cash and cash equivalents . Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured, or guaranteed by, the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIA looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types

22   JPMORGAN MUNICIPAL BOND FUNDS

within the municipal securities market. JPMIA selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Geographic Concentration Risk.  Because the Fund is not diversified and because it concentrates its investments in the securities of issuers in Kentucky, risks arise which might not be present if the Fund invested in securities of issuers located in additional states. Because of limitations in Kentucky’s constitution, securities issued by Kentucky and its agencies are general obligations of the issuer only in those very rare instances when they are approved by the voters in a statewide referendum. In all other instances, payment is dependent on only the revenues generated directly from the properties financed by the securities or on the lease payments from a user, which may be bound only by a short-term lease. Securities issued by counties, cities, taxing districts and other political subdivisions of Kentucky are not so restricted but are subject to various other limitations. Securities issued by some other states or their agencies or political subdivisions are not subject to limitations such as those contained in Kentucky’s constitution.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other instruments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in municipal bonds in the lowest investment grade category. Such securities are considered to have speculative characteristics and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Alternative Minimum Tax.  The Fund may invest all of its assets in municipal bonds, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

Prepayment and Call Risk.  The Fund may invest in mortgage-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could

JULY 1, 2007   23

JPMorgan Kentucky Municipal Bond Fund (continued)

result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging, risk management or to increase income or gain may not be successful resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

Non-Diversification Risk.  The Fund is “non-diversified.” This means that the Fund may invest a more significant portion of its assets in the securities of a single issuer than can a “diversified” fund. Non-diversification increases the risk of loss to the Fund if an issuer fails to make interest or principal payments or if the market value of a security declines.

Temporary Defensive Positions and Redemption Risks. To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 10 5–11 5.

24   JPMORGAN MUNICIPAL BOND FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, a broad-based securities market index and the Lipper Intermediate Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2002	4.13%	Worst Quarter	2nd quarter, 2004	–2.04%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 0.61%.

JULY 1, 2007   25

JPMorgan Kentucky Municipal Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES) Shows performance over time, for periods ended December 31, 2006*

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A SHARES
Return Before Taxes	(0.70)	3.13	3.8 4
Return After Taxes on Distributions	(0.71)	3.12	3.83
Return After Taxes on Distributions and Sale of Fund Shares	0.88	3.23	3.89

CLASS B — RETURN BEFORE TAXES	(2.44)	2.90	3. 72	[3]

LEHMAN BROTHERS COMPETITIVE INTERMEDIATE (1–17 YEAR) MATURITIES INDEX1ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.08	4.75	5.26

LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX2ˆ
(Reflects No Deduction for Taxes)	3.87	4.26	4.61

After-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	As of the date of this prospectus, Class C Shares have not commenced operations and therefore have no reportable performance.

1	The Lehman Brothers Competitive Intermediate (1–17 Y ear) Maturities Index is an unmanaged index comprised of investment grade, tax-exempt bonds with maturities of 1 to 17 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B Shares.

2	The Lipper Intermediate Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

3	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “10 Years” column represents a combination of Class A and Class B operating expenses.

ˆ	Investors cannot invest directly in an index.

26   JPMORGAN MUNICIPAL BOND FUNDS

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%) (Fees paid directly from your investment)[1]

	Class A		Class B	Class C
Maximum Sales Charge (Load) When You Buy Shares, Shown as % of the Offering Price*	3.75		NONE	NONE

Maximum Deferred Sales Charge (Load) Shown as % of Lower of Original Purchase Price or Redemption Proceeds	NONE	**	5.00	1.00

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

ANNUAL FUND OPERATING EXPENSES (%) (Expenses that are deducted from Class A, Class B and Class C assets)

	Class A	Class B	Class C3
Management Fees	0.30	0.30	0.30
Distribution (Rule 12b-1) Fees	0.25	0. 7 5	0. 7 5
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.24	0.24	0.24

Total Annual Operating Expenses	1.04	1.54	1.54
Fee Waivers and Expense Reimbursements[2]	(0.16)	(0.01)	(0.01)

Net Expenses[2]	0. 88	1.53	1.53

1	For Class A and Class B, “Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year. Class C expenses are based on estimated expenses.

2	JPMIA, the Fund’s Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A, Class B and Class C Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan ) exceed 0.88%, 1.53% and 1.53 % of their respective average daily net assets through 6/30/08. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

3	As of the date of this prospectus, Class C shares have not commenced operations and are not open for investment.

JULY 1, 2007   27

JPMorgan Kentucky Municipal Bond Fund (continued)

Example

The example below is intended to help you compare the cost of investing in the Class A , Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	461	678	913	1,584

CLASS B SHARES** ($)	656	785	1,038	1,699	***

CLASS C SHARES** ($)	256	485	838	1,834

IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	461	678	913	1,584

CLASS B SHARES ($)	156	485	838	1,699	***

CLASS C SHARES ($)	156	485	838	1,834

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses.

28   JPMORGAN MUNICIPAL BOND FUNDS

JPMorgan Louisiana Municipal Bond Fund

What is the goal of the Fund?

The Fund seeks current income exempt from federal income tax and Louisiana personal income tax, consistent with the preservation of principal.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Louisiana personal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. A portion of the Fund’s total assets also may be invested in municipal bonds issued by other states and territories.

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Up to 100% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals.

The securities in which the Fund invests may have fixed rates of return or floating or variable rates. The Fund’s average weighted maturity normally will be between three and 15 years, although the Fund may invest in securities with any maturity. See page 10 5 for a discussion on average weighted maturity.

The Fund invests in municipal bonds that are rated investment grade by Moody’s, S&P or Fitch. With respect to short-term securities such as tax-exempt commercial paper, notes and variable rate demand obligations, the Fund must invest in one of the two highest investment grade categories except the Fund also may invest in short-term tax-exempt municipal securities rated at least MIG3 (VMIG3) by Moody’s or SP-2 by S&P. If a security has both a long-term and a short-term rating, it must have a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories. The Fund may also invest in unrated securities of comparable quality.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

The Fund also may invest in zero-coupon, payment-in-kind and deferred payment securities. The Fund may invest in mortgage-backed securities.

For cash management or temporary defensive purposes , the Fund may invest any portion of its asset s in cash and cash equivalents . Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured, or guaranteed by, the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIA looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types

JULY 1, 2007   29

JPMorgan Louisiana Municipal Bond Fund (continued)

within the municipal securities market. JPMIA selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Geographic Concentration Risk.  Because the Fund is not diversified and because it concentrates its investments in the securities of issuers in Louisiana, certain factors affecting Louisiana may have a disproportionately negative impact on the Fund’s investments. In addition to typical factors impacting the Louisiana economy such as overall economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives, Hurricane Katrina and Hurricane Rita have had a significant impact upon the Louisiana state economy and more directly on that of the economy of New Orleans and its surrounding areas. Louisiana’s economy is heavily dependent on a single industry — the energy industry (oil and gas). However, prior to the hurricanes, Louisiana had made significant efforts to diversify its economy with the tourism industry as a whole having become the second largest private employer in the State. It is likely that the Louisiana economy and these industries in particular will suffer financial or operational difficulties resulting from the effects of the hurricanes, and these anticipated difficulties could adversely affect the ability of Louisiana municipal issuers to make prompt payments of principal and interest. The default or credit-rating downgrade of one of these issuers could adversely affect the market value and marketability of all Louisiana municipal securities and have a negative impact on the Fund’s performance.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other instruments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in municipal bonds in the lowest investment grade category and short-term tax-exempt municipal securities rated in lower categories . Such securities are considered to have speculative characteristics and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Alternative Minimum Tax.  The Fund may invest all of its assets in municipal bonds, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

Prepayment and Call Risk.  The Fund may invest in mortgage-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because

30   JPMORGAN MUNICIPAL BOND FUNDS

they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging, risk management or to increase income or gain may not be successful resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

Non-Diversification Risk.  The Fund is “non-diversified.” This means that the Fund may invest a more significant portion of its assets in the securities of a single issuer than can a “diversified” fund. Non-diversification increases the risk of loss to the Fund if an issuer fails to make interest or principal payments or if the market value of a security declines.

Temporary Defensive Positions and Redemption Risks. To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 10 5–11 5.

JULY 1, 2007   31

JPMorgan Louisiana Municipal Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, a broad-based securities market index and the Lipper Intermediate Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front end sales load and the performance figures in the table for Class B Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2002	4.22%	Worst Quarter	2nd quarter, 2004	–2.11%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 0.69%.

32   JPMORGAN MUNICIPAL BOND FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES) Shows performance over time, for periods ended December 31, 2006*

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A
Return Before Taxes	(0.21)	3.05	3.81
Return After Taxes on Distributions	(0.22)	3.04	3.80
Return After Taxes on Distributions and Sale of Fund Shares	1.22	3.16	3.86

CLASS B — RETURN BEFORE TAXES	(2.00)	2.81	3.67	[3]

LEHMAN BROTHERS COMPETITIVE INTERMEDIATE (1–17 YEAR) MATURITIES INDEX1ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.08	4.75	5.26

LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX2ˆ
(Reflects No Deduction for Taxes)	3.87	4.26	4.61

After-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	As of the date of this prospectus, Class C Shares have not commenced operations and therefore have no reportable performance.

1	The Lehman Brothers Competitive Intermediate (1–17 Y ear) Maturities Index is an unmanaged index comprised of investment grade, tax-exempt bonds with maturities of 1 to 17 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B Shares.

2	The Lipper Intermediate Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

3	Class B Shares automatically convert to Class A Shares after eight years. Therefore, performance in the “Past 10 Years” column represents a combination of Class A and Class B operating expenses.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2007   33

JPMorgan Louisiana Municipal Bond Fund (continued)

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%) (Fees paid directly from your investment)[1]

	Class A		Class B	Class C2
Maximum Sales Charge (Load) When You Buy Shares, Shown as % of the Offering Price*	3.75		NONE	NONE

Maximum Deferred Sales Charge (Load) Shown as % of Lower of Original Purchase Price or Redemption Proceeds	NONE	**	5.00	1.00

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account may be applicable.

2	As of the date of this prospectus, Class C Shares have not commenced operations and are not open for investment.

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

ANNUAL FUND OPERATING EXPENSES (%) (Expenses that are deducted from Class A, Class B and Class C assets)

	Class A	Class B	Class C [3]
Management Fees	0.30	0.30	0.30
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.27	0.27	0.27

Total Annual Operating Expenses	1.07	1.57	1.57
Fee Waivers and Expense Reimbursements[2]	(0.19)	(0.04)	(0.04)

Net Expenses[2]	0.88	1.53	1.53

1	For Class A and Class B, “Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year. Class C expenses are based on estimated expenses.

2	JPMIA, the Fund’s Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A Shares, Class B Shares and Class C Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan ) exceed 0.88%, 1.53 % and 1.53 % of their respective average daily net assets through 6/30/08. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

3	As of the date of this prospectus, Class C Shares have not commenced operations and are not open for investment.

34   JPMORGAN MUNICIPAL BOND FUNDS

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	461	684	925	1,615

CLASS B SHARES** ($)	656	792	1,051	1,730	***

CLASS C SHARES** ($)	256	492	851	1,864

IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	461	684	925	1,615

CLASS B SHARES ($)	156	492	851	1,730	***

CLASS C SHARES ($)	156	492	851	1,864

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses.

JULY 1, 2007   35

JPMorgan Michigan Municipal Bond Fund

What is the goal of the Fund?

The Fund seeks current income exempt from federal income tax and Michigan personal income tax, consistent with the preservation of principal.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Michigan personal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. A portion of the Fund’s total assets also may be invested in municipal bonds issued by other states and territories.

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Up to 100% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals.

The securities in which the Fund invests may have fixed rates of return or floating or variable rates. The Fund’s average weighted maturity normally will be between three and 15 years, although the Fund may invest in securities with any maturity. See page 10 5 for a discussion on average weighted maturity.

The Fund invests in municipal bonds that are rated investment grade by Moody’s, S&P or Fitch. With respect to short-term securities such as tax-exempt commercial paper, notes and variable rate demand obligations, the Fund invests in securities rated in one of the two highest investment grade categories. If a security has both a long-term and a short-term rating, it must have a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories. The Fund may also invest in unrated securities of comparable quality.

The Fund may invest in mortgage-backed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes , the Fund may invest any portion of its asset s in cash and cash equivalents . Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIA looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types within the municipal securities market. JPMIA selects individual securities after performing a risk/reward evaluation

36   JPMORGAN MUNICIPAL BOND FUNDS

of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Geographic Concentration Risk.  Because the Fund is not diversified and because it concentrates its investments in the securities of issuers in Michigan, certain factors affecting Michigan including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives may have a disproportionately negative effect on the Fund’s investments. For example, the Michigan economy is heavily dependent on the automobile industry, a highly cyclical industry. This affects the revenue streams of the state and local governments because of its impact on tax sources, particularly sales taxes, income taxes and Michigan single business taxes. Sate and local revenues also are affected by statutory and constitutional changes adopted in 1993 and 1994, which limit annual assessment increases and transfer a substantial part of the financing of education costs from local property taxes to sales taxes and other taxes imposed at the state level.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other instruments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in municipal bonds in the lowest investment grade category. Such securities are considered to have speculative characteristics and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Alternative Minimum Tax.  The Fund may invest all of its assets in municipal bonds, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

Prepayment and Call Risk.  The Fund may invest in mortgage-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Derivatives Risk.   The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with

JULY 1, 2007   37

JPMorgan Michigan Municipal Bond Fund (continued)

the underlying asset, rate or index. The use of derivatives for hedging, risk management or to increase income or gain may not be successful resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

Non-Diversification Risk.  The Fund is “non-diversified.” This means that the Fund may invest a more significant portion of its assets in the securities of a single issuer than can a “diversified” fund. Non-diversification increases the risk of loss to the Fund if an issuer fails to make interest or principal payments or if the market value of a security declines.

Temporary Defensive Positions and Redemption Risks. To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 10 5–11 5.

38   JPMORGAN MUNICIPAL BOND FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, a broad-based securities market index, and the Lipper Intermediate Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end load and the performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2002	4.66%	Worst Quarter	4th quarter, 2004	–2.23%

*	The performance data includes the performance of the Pegasus Michigan Municipal Bond Fund for the period before it was consolidated with the Fund on March 22, 1999.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 0.54%.

JULY 1, 2007   39

JPMorgan Michigan Municipal Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES) Shows performance over time, for periods ended December 31, 2006*

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A
Return Before Taxes	(0.63)	3.31	4.11
Return After Taxes on Distributions	(0.65)	3.28	4.09
Return After Taxes on Distributions and Sale of Fund Shares	0.89	3.39	4.12

CLASS B — RETURN BEFORE TAXES	(2.38)	3.07	3.96	[3]

CLASS C — RETURN BEFORE TAXES	1.68	3.44	3.85

LEHMAN BROTHERS COMPETITIVE INTERMEDIATE (1–17 YEAR) MATURITIES INDEX1ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.08	4.75	5.26

LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX2ˆ
(Reflects No Deduction for Taxes)	3.87	4.26	4. 61

After-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The performance information for periods prior to March 22, 1999 reflects the performance of the Pegasus Michigan Municipal Bond Fund, which consolidated with the Fund on March 22, 1999. Historical performance shown for Class C prior to its inception on February 19, 2005 is based on the performance of Class B Shares.

1	The Lehman Brothers Competitive Intermediate (1–17 Y ear) Maturities Index is an unmanaged index comprised of investment grade, tax-exempt bonds with maturities of 1 to 17 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.

2	The Lipper Intermediate Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

3	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “Past 10 Years” column represents a combination of Class A and Class B operating expenses.

ˆ	Investors cannot invest directly in an index.

40   JPMORGAN MUNICIPAL BOND FUNDS

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%) (Fees paid directly from your investment)[1]

	Class A		Class B	Class C
Maximum Sales Charge (Load) When You Buy Shares, Shown as % of the Offering Price*	3.75		NONE	NONE

Maximum Deferred Sales Charge (Load) Shown as % of Lower of Original Purchase Price or Redemption Proceeds	NONE	**	5.00	1.00

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

ANNUAL FUND OPERATING EXPENSES (%) (Expenses that are deducted from Class A, Class B and Class C assets)

	Class A	Class B	Class C
Management Fees	0.30	0.30	0.30
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.17	0.17	0.17

Total Annual Operating Expenses	0.97	1.47	1.47
Fee Waivers and Expense Reimbursements[2]	(0.09)	NONE	NONE

Net Expenses[2]	0.88	1.47	1.47

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIA, the Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A, Class B and Class C Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan ) exceed 0.88%, 1.53% and 1.53% , respectively, of their average daily net assets through 6/30/08. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

JULY 1, 2007   41

JPMorgan Michigan Municipal Bond Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	461	664	883	1,512

CLASS B SHARES** ($)	650	765	1,003	1,622	***

CLASS C SHARES** ($)	250	465	803	1,757

IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	461	664	883	1,512

CLASS B SHARES ($)	150	465	803	1,622	***

CLASS C SHARES ($)	150	465	803	1,757

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses.

42   JPMORGAN MUNICIPAL BOND FUNDS

JPMorgan Ohio Municipal Bond Fund

What is the goal of the Fund?

The Fund seeks current income exempt from federal income tax and Ohio personal income tax, consistent with the preservation of principal.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Ohio personal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. A portion of the Fund’s total assets also may be invested in municipal bonds issued by other states and territories.

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Up to 100% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals.

The securities in which the Fund invests may have fixed rates of return or floating or variable rates. The Fund’s average weighted maturity normally will be between three and 15 years, although the Fund may invest in securities with any maturity. See page 10 5 for a discussion on average weighted maturity.

The Fund invests in municipal bonds that are rated investment grade by Moody’s, S&P or Fitch. With respect to short-term securities such as tax-exempt commercial paper, notes and variable rate demand obligations, the Fund invests in securities rated in one of the two highest investment grade categories. If a security has both a long-term and a short-term rating, it must have a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories. The Fund may also invest in unrated securities of comparable quality.

The Fund also may invest in zero-coupon, pay-in-kind and deferred payment securities. The Fund may invest in mortgage-backed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes , the Fund may invest any portion of its asset s in cash and cash equivalents . Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIA looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types

JULY 1, 2007   43

JPMorgan Ohio Municipal Bond Fund (continued)

within the municipal securities market. JPMIA selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Geographic Concentration Risk.  Because the Fund is not diversified and because it concentrates its investments in the securities of issuers in Ohio, certain factors affecting Ohio including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives may have a disproportionately negative effect on the Fund’s investments. For example, the Ohio economy relies to a significant degree on manufacturing. As a result, economic activity in Ohio tends to be cyclical, which may affect the market value of Ohio Municipal Securities or the ability of Ohio issuers to make timely payments of interest and principal.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other instruments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in municipal bonds in the lowest investment grade category. Such securities are considered to have speculative characteristics and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Alternative Minimum Tax.  The Fund may invest all of its assets in municipal bonds, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

Prepayment and Call Risk.  The Fund may invest in mortgage-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging, risk management or to increase income or gain may not be successful resulting

44   JPMORGAN MUNICIPAL BOND FUNDS

in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

Non-Diversification Risk.  The Fund is “non-diversified.” This means that the Fund may invest a more significant portion of its assets in the securities of a single issuer than can a “diversified” fund. Non-diversification increases the risk of loss to the Fund if an issuer fails to make interest or principal payments or if the market value of a security declines.

Temporary Defensive Positions and Redemption Risks. To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 10 5–11 5.

JULY 1, 2007   45

JPMorgan Ohio Municipal Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, a broad-based securities market index, and the Lipper Intermediate Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end load and the performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2002	4.06%	Worst Quarter	4th quarter, 2004	–2.00%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 0.57%.

46   JPMORGAN MUNICIPAL BOND FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES) Shows performance over time, for periods ended December 31, 2006

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A
Return Before Taxes	(0.37)	3.19	3.87
Return After Taxes on Distributions	(0.40)	3.17	3.86
Return After Taxes on Distributions and Sale of Fund Shares	1.05	3.26	3.91

CLASS B — RETURN BEFORE TAXES	(2.29)	2.94	3.73	[3]

CLASS C* — RETURN BEFORE TAXES	1.79	3.30	3.59

LEHMAN BROTHERS COMPETITIVE INTERMEDIATE (1–17 YEAR) MATURITIES INDEX1ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.08	4.75	5.26

LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX2ˆ
(Reflects No Deduction for Taxes)	3.87	4.26	4.61

After-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Class C prior to its inception on February 19, 2005 is based on the performance of Class B Shares.

1	The Lehman Brothers Competitive Intermediate (1–17 Y ear) Maturities Index is an unmanaged index comprised of investment grade, tax-exempt bonds with maturities of 1 to 17 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.

2	The Lipper Intermediate Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

3	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “Past 10 Years” column represents a combination of Class A and Class B operating expenses.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2007   47

JPMorgan Ohio Municipal Bond Fund (continued)

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%) (Fees paid directly from your investment)[1]

	Class A		Class B	Class C
Maximum Sales Charge (Load) When You Buy Shares, Shown as % of the Offering Price*	3.75		NONE	NONE

Maximum Deferred Sales Charge (Load) Shown as % of Lower of Original Purchase Price or Redemption Proceeds	NONE	**	5.00	1.00

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

ANNUAL FUND OPERATING EXPENSES (%) (Expenses that are deducted from Class A, Class B and Class C assets)

	Class A	Class B	Class C
Management Fees	0.30	0.30	0.30
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.20	0.20	0.20

Total Annual Operating Expenses	1.00	1.50	1.50
Fee Waivers and Expense Reimbursements[2]	(0.12)	NONE	NONE

Net Expenses[2]	0.88	1.50	1.50

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIA, the Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A, Class B and Class C Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan ) exceed 0.88%, 1.53% and 1.53% , respectively, of their average daily net assets through 6/30/08. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

48   JPMORGAN MUNICIPAL BOND FUNDS

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	461	670	896	1,543

CLASS B SHARES** ($)	653	774	1,01 8	1,656	***

CLASS C SHARES** ($)	253	474	818	1,791

IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	461	670	896	1,543

CLASS B SHARES ($)	153	474	818	1,656	***

CLASS C SHARES ($)	153	474	818	1,791

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years. Therefore, the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses.

JULY 1, 2007   49

JPMorgan West Virginia Municipal Bond Fund

What is the goal of the Fund?

The Fund seeks current income exempt from federal income tax and West Virginia personal income tax, consistent with the preservation of principal.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and West Virginia personal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. A portion of the Fund’s total assets also may be invested in municipal bonds issued by other states and territories.

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Up to 100% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals.

The securities in which the Fund invests may have fixed rates of return or floating or variable rates. The Fund’s average weighted maturity normally will be between three and 15 years, although the Fund may invest in securities with any maturity. See page 10 5 for a discussion on average weighted maturity.

The Fund invests in municipal bonds that are rated investment grade by Moody’s, S&P or Fitch. With respect to short-term securities such as tax-exempt commercial paper, notes and variable rate demand obligations, the Fund invests in securities rated in one of the two highest investment grade categories. If a security has both a long-term and a short-term rating, it must have a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories. The Fund may also invest in unrated securities of comparable quality.

The Fund also may invest in zero-coupon, pay-in-kind and deferred payment securities. The Fund may invest in mortgage-backed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes , the Fund may invest any portion of its asset s in cash and cash equivalents . Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIA looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types

50   JPMORGAN MUNICIPAL BOND FUNDS

within the municipal securities market. JPMIA selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Geographic Concentration Risk.  Because the West Virginia Municipal Bond Fund is not diversified and because it concentrates its investments in the securities of issuers in West Virginia, certain factors affecting West Virginia including economic conditions, constitutional amendments, and legislative and executive measures may have a disproportionately negative effect on the Fund’s investments. For example, coal mining and related industries are an important part of the West Virginia economy. Increased government regulation and environmental concerns and litigation have adversely affected that industry.

Municipal Obligations Risk. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues.

Credit Risk.   There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in municipal bonds in the lowest investment grade category. Such securities are considered to have speculative characteristics and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Alternative Minimum Tax. The Fund may invest all of its assets in municipal bonds, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

Prepayment and Call Risk.   The Fund may invest in mortgage-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging, risk management or to increase income or gain may not be successful resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

JULY 1, 2007   51

JPMorgan West Virginia Municipal Bond Fund (continued)

Non-Diversification Risk.  The Fund is “non-diversified.” This means that the Fund may invest a more significant portion of its assets in the securities of a single issuer than can a “diversified” fund. Non-diversification increases the risk of loss to the Fund if an issuer fails to make interest or principal payments or if the market value of a security declines.

Temporary Defensive Positions and Redemption Risks. To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 10 5–11 5.

52   JPMORGAN MUNICIPAL BOND FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, a broad-based securities market index, and the Lipper Intermediate Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end load and the performance figures in the table for Class B Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2002	4.18%	Worst Quarter	4th quarter, 2004	–2.18%

*	The performance information for periods prior to January 20, 1997, reflects the performance of a common trust fund. The Fund commenced operations on January 20, 1997 subsequent to the transfer of assets from a common trust fund with substantially similar investment objectives, policies, guidelines and restrictions as the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 0.63%.

JULY 1, 2007   53

JPMorgan West Virginia Municipal Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES) Shows performance over time, for periods ended December 31, 2006*,**

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A
Return Before Taxes	(0.3 9)	3.13	3.93
Return After Taxes on Distributions	(0.40)	3.12	3.92
Return After Taxes on Distributions and Sale of Fund Shares	1.07	3.23	3.97

CLASS B — RETURN BEFORE TAXES	(2.21)	2.87	3.80	[3]

LEHMAN BROTHERS COMPETITIVE INTERMEDIATE (1–17 YEAR) MATURITIES INDEX1ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.08	4.75	5.26

LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX2ˆ
(Reflects No Deduction for Taxes)	3.87	4.26	4.61

After-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The Fund commenced operations on January 20, 1997 subsequent to the transfer of assets from a common trust fund (inception was December 31, 1983) with substantially similar investment objectives, policies, guidelines and restrictions as the Fund. The performance data for the Fund includes the performance of the common trust fund for periods prior to the Fund’s commencement of operations as adjusted to reflect the expenses and sales charges associated with each class of the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

**	As of the date of this prospectus, Class C Shares have not commenced operations and therefore have no reportable performance.

1	The Lehman Brothers Competitive Intermediate (1–17 Y ear) Maturities Index is an unmanaged index comprised of investment grade, tax-exempt bonds with maturities of 1 to 17 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B Shares.

2	The Lipper Intermediate Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

3	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “Past 10 Years” column represents a combination of Class A and Class B operating expenses.

ˆ	Investors cannot invest directly in an index.

54   JPMORGAN MUNICIPAL BOND FUNDS

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%) (Fees paid directly from your investment)[1]

	Class A		Class B	Class C2
Maximum Sales Charge (Load) When You Buy Shares, Shown as % of the Offering Price*	3.75		NONE	NONE

Maximum Deferred Sales Charge (Load) Shown as % of Lower of Original Purchase Price or Redemption Proceeds	NONE	**	5.00	1.00

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.

2	As of the date of this prospectus, Class C Shares have not commenced operations and are not open for investment.

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

ANNUAL FUND OPERATING EXPENSES (%) (Expenses that are deducted from Class A, Class B and Class C assets)

	Class A	Class B	Class C [3]
Management Fees	0.30	0.30	0.30
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.24	0.24	0.24

Total Annual Operating Expenses	1.04	1.54	1.54
Fee Waivers and Expense Reimbursements[2]	(0.16)	(0.01)	(0.01)

Net Expenses[2]	0.88	1.53	1.53

1	For Class A and Class B, “Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year. Class C expenses are based on estimated expenses.

2	JPMIA, the Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A, Class B and Class C Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan ) exceed 0.88%, 1.53% and 1.53% , respectively, of their average daily net assets through 6/30/08. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

3	As of the date of this prospectus, Class C Shares have not commenced operations and are not open for investment.

JULY 1, 2007   55

JPMorgan West Virginia Municipal Bond Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	461	678	913	1,584

CLASS B SHARES** ($)	656	785	1 ,038	1,699	***

CLASS C SHARES** ($)	256	485	838	1,834

IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	461	678	913	1,584

CLASS B SHARES ($)	156	485	838	1,699	***

CLASS C SHARES ($)	156	485	838	1, 834

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years. Therefore the number in the “10 Years” example for Class B Shares represents a combination of Class A and Class B operating expenses.

56   JPMORGAN MUNICIPAL BOND FUNDS

JPMorgan Tax Free Bond Fund

What is the goal of the Fund?

The Fund seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from federal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Up to 20% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals.

The securities in which the Fund invests may have fixed rates of return or floating or variable rates. Up to 20% of the Fund’s assets may be held in cash and cash equivalents. The Fund may invest in securities without regard to maturity.

The Fund invests in municipal bonds that are rated investment grade by Moody’s, S&P or Fitch. With respect to short-term securities such as tax-exempt commercial paper, notes and variable rate demand obligations, the Fund invests in securities rated in one of the two highest investment grade categories. If a security has both a long-term and a short-term rating, it must have a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories. The Fund may also invest in unrated securities of comparable quality.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes , the Fund may invest any portion of its asset s in cash and cash equivalents . Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund may invest in mortgage-backed securities.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIA looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types within the municipal securities market. JPMIA selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

JULY 1, 2007   57

JPMorgan Tax Free Bond Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in municipal bonds in the lowest investment grade category. Such securities are considered to have speculative characteristics and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Alternative Minimum Tax.  The Fund may invest up to 20% of its assets in municipal bonds, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

Prepayment and Call Risk.  The Fund may invest in mortgage-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging, risk management or to increase income or gain may not be successful resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

Temporary Defensive Positions and Redemption Risks. To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 10 5–11 5.

58   JPMORGAN MUNICIPAL BOND FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Brothers Municipal Bond Index, a broad-based securities market index and the Lipper General Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures for Class B Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2002	5.15%	Worst Quarter	2nd quarter, 1999	–2.27%

*	Performance data includes performance of the Pegasus Municipal Bond Fund for the period before it was consolidated with the Fund on March 22, 1999.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 0.61% .

JULY 1, 2007   59

JPMorgan Tax Free Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES) Shows performance over time, for periods ended December 31, 2006*,1

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A
Return Before Taxes	0.08	3.97	4.62
Return After Taxes on Distributions	0.03	3.87	4.57
Return After Taxes on Distributions and Sale of Fund Shares	1.45	3.98	4.59

CLASS B — RETURN BEFORE TAXES	(1.68)	3.71	4.44	[4]

LEHMAN BROTHERS MUNICIPAL BOND INDEX 2 ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.84	5.53	5.76

LIPPER GENERAL MUNICIPAL DEBT FUNDS INDEX 3 ˆ
(Reflects No Deduction for Taxes)	5.11	5.37	5.24

After-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The performance information for periods prior to March 22, 1999 reflects the performance of the predecessor to the Pegasus Municipal Bond Fund and the Pegasus Municipal Bond Fund.

1	As of the date of this prospectus, Class C Shares have not commenced operations and therefore have no reportable performance.

2	The Lehman Brothers Municipal Bond Index is an unmanaged index generally representative of the municipal bond market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and contingent deferred sales charges on Class B Shares.

3	The Lipper General Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

4	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “Past 10 Years” column represents a combination of Class A and Class B operating expenses.

ˆ	Investors cannot invest directly in an index.

60   JPMORGAN MUNICIPAL BOND FUNDS

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%) (Fees paid directly from your investment)[1]

	Class A		Class B	Class C
Maximum Sales Charge (Load) When You Buy Shares, Shown as % of the Offering Price*	3.75		NONE	NONE

Maximum Deferred Sales Charge (Load) Shown as % of Lower of Original Purchase Price or Redemption Proceeds	NONE	**	5.00	1.00

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

ANNUAL FUND OPERATING EXPENSES (%) (Expenses that are deducted from Class A, Class B and Class C assets)

	Class A	Class B	Class C3
Management Fees	0.30	0.30	0.30
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.15	0.15	0.15

Total Annual Operating Expenses	0.95	1.45	1.45
Fee Waivers and Expense Reimbursements[2]	(0.20)	(0.01)	(0.01)

Net Expenses[2]	0.75	1.44	1.44

1	For Class A and Class B, “Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year. Class C expenses are based on estimated expenses.

2	JPMIA, the Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A, Class B and Class C Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan ) exceed 0.75%,1.44% and 1.44% respectively, of their average daily net assets through 6/30/08. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

3	As of the date of this prospectus, Class C Shares have not commenced operations and are not open for investment.

JULY 1, 2007   61

JPMorgan Tax Free Bond Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	449	647	862	1,48 0

CLASS B SHARES** ($)	647	758	991	1,599	***

CLASS C SHARES** ($)	247	458	791	1,734

IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	449	647	862	1,480

CLASS B SHARES ($)	147	458	791	1,599	***

CLASS C SHARES ($)	147	458	791	1,734

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years. Therefore, performance in the “10 Years” column represents a combination of Class A and Class B operating expenses.

62   JPMORGAN MUNICIPAL BOND FUNDS

JPMorgan California Tax Free Bond Fund

What is the goal of the Fund?

The Fund seeks to provide high after-tax total return for California residents consistent with moderate risk of capital.

What are the Fund’s main investment strategies?

As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal securities, the income from which is exempt from federal and state personal income taxes for California residents and not subject to the federal alternative minimum tax on individuals. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund seeks investments that also provide high current income. Municipal securities in which the Fund can invest include those issued by the State of California, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions. Because the Fund’s objective is high after-tax total return rather than high tax-exempt income, the Fund may invest to a limited extent in securities of other states or territories. To the extent that the Fund invests in municipal securities of other states, the income from such securities would be free from federal personal income taxes for California residents but would be subject to California taxes. For non-California residents, the income from California municipal securities may also be subject to state and local taxes in their jurisdiction of residence.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or California personal income taxes. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.

The Fund’s securities may be of any maturity, but under normal circumstances the Fund’s duration will generally range between three and seven years, similar to that of the Lehman Brothers California Competitive Intermediate Bond (1–17 Year ) Index (also known as the Lehman 1–17 Year California Municipal Bond Index).

At least 90% of the Fund’s total assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody’s Investors Service, Inc. (Moody’s), Standard & Poor’s Corporation (S&P) or Fitch Ratings (Fitch). The Fund also may invest in unrated securities of comparable quality. No more than 10% of total assets may be invested in securities rated B or BB.

There may be times when there are not enough municipal securities available to meet the Fund’s needs. On these occasions, the Fund may invest in securities that may be subject to federal income tax.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. The Fund may invest in mortgage-backed securities.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

For cash management or temporary defensive purposes , the Fund may invest any portion of its asset s in cash and cash equivalents . Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of the Fund’s non-fundamental investment policies (including the Fund’s investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

JULY 1, 2007   63

JPMorgan California Tax Free Bond (continued)

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

J.P. Morgan Investment Management Inc. (JPMIM or the adviser) selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types within the municipal securities market. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Geographic Concentration Risk.  Because the Fund primarily invests in issuers in the State of California, its performance will be affected by the fiscal and economic health of that state and its municipalities. Provisions of the California Constitution and state statutes that limit the taxing and spending authority of California’s governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. For example, California’s economy slipped into a recession in early 2001 because of concentration in the state’s technology sector. The economy has since stabilized, however, the economic growth may decelerate in calendar year 2007 largely because of slowing real estate markets.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other instruments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in municipal bonds in the lowest investment grade category. Such securities are considered to have speculative characteristics and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Alternative Minimum Tax. The Fund may invest in securities, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into

64   JPMORGAN MUNICIPAL BOND FUNDS

account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

Prepayment and Call Risk.  The Fund may invest in mortgage-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging, risk management or to increase income or gain may not be successful resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

Non-Diversification Risk.  The Fund is “non-diversified.” This means that the Fund may invest a more significant portion of its assets in the securities of a single issuer than can a “diversified” fund. Non-diversification increases the risk of loss to the Fund if an issuer fails to make interest or principal payments or if the market value of a security declines.

High Yield Securities Risk.  The Fund may invest in non-investment grade bonds, often called junk bonds. These securities are considered to be high-risk investments, are speculative with respect to the capacity to pay interest and repay principal and may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for the securities.

Temporary Defensive Positions and Redemption Risks.   To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 10 5–11 5.

JULY 1, 2007   65

JPMorgan California Tax Free Bond (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Brothers California Competitive Intermediate Bond (1–17 Year) Index, a broad-based securities market index and the Lipper California Intermediate Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2002	4.45%	Worst Quarter	2nd quarter, 2004	–2.03%

*	Class A Shares were launched on 9/10/01. The performance in the bar chart prior to 1/1/02 is based on the performance of Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. During these periods, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 0.61%.

66   JPMORGAN MUNICIPAL BOND FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES) Shows performance over time, for periods ended December 31, 2006

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A SHARES
Return Before Taxes	(0.12)	3.07	4.19
Return After Taxes on Distributions	(0.12)	2.83	4.04
Return After Taxes on Distributions and Sale of Fund Shares	1.14	3.03	4.07

CLASS C SHARES — RETURN BEFORE TAXES	2.17	3.62	4.46

LEHMAN BROTHERS CALIFORNIA COMPETITIVE INTERMEDIATE BOND (1–17 YEAR) INDEX 1 ,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.13	4.70	5.23

LIPPER CALIFORNIA INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX 2 ,ˆ
(Reflects No Deduction for Taxes)	3.91	3.58	4.53

The after-tax returns are shown only for the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for those classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The performance in the table for the period before the Class A Shares were launched on September 10, 2001 is based on the performance of Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. During these periods, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares. The performance for the Class C Shares for the period before February 19, 2005 is based on the performance of Class A Shares of the Fund. During these periods, the actual returns of Class C Shares would have been lower than shown because Class C Shares have a higher expense ratio than Class A Shares.

1	The Lehman Brothers California Competitive Intermediate Bond (1–17 Year) Index is an unmanaged index comprised of California municipal securities with maturities from 1–17 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class C Shares.

2	The Lipper California Intermediate Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2007   67

JPMorgan California Tax Free Bond (continued)

Investor Expenses for Class A and Class C Shares

The expenses of Class A and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%) (Fees paid directly from your investment)[1]

	Class A		Class C
Maximum Sales Charge (Load) When You Buy Shares, Shown as % of the Offering Price*	3.75		NONE

Maximum Deferred Sales Charge (Load) Shown as % of Lower of Original Purchase Price or Redemption Proceeds	NONE	**	1.00

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

ANNUAL FUND OPERATING EXPENSES (%) (Expenses that are deducted from Class A and Class C assets)

	Class A	Class C
Management Fees	0.30	0.30
Distribution (Rule 12b-1) Fees	0.25	0.75
Shareholder Service Fees	0.25	0.25
Other Expenses[1]	0.22	0.21

Total Annual Operating Expenses	1.02	1.51
Fee Waivers and Expense Reimbursements[2]	(0.42)	(0.41)

Net Expenses[2]	0.60	1.10

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIM, the Fund’s Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A and Class C Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan ) exceed 0.60% and 1.10%, respectively, of their average daily net assets through 6/30/08. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

68   JPMORGAN MUNICIPAL BOND FUNDS

Example

The example below is intended to help you compare the cost of investing in the Class A and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•  $10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Class A and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	434	647	878	1,539

CLASS C SHARES** ($)	212	437	785	1,76 7

IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	434	647	878	1,539

CLASS C SHARES ($)	112	437	785	1,767

*	Assumes sales charge is deducted when shares are purchased.

**Assumes applicable deferred sales charge is deducted when shares are sold.

JULY 1, 2007   69

JPMorgan Intermediate Tax Free Bond Fund

What is the goal of the Fund?

The Fund seeks to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations. For purposes of the Fund’s investment objective, “gross income” means gross income for federal tax purposes.

What are the Fund’s main investment strategies?

As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes and not subject to the federal alternative minimum tax on individuals. “Assets” means net assets, plus the amount of borrowings for investment purposes.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

The Fund invests in securities that are rated as investment grade by Moody’s, S&P or Fitch. It may also invest in unrated securities of comparable quality.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. The Fund may invest in mortgage-backed securities.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.

The average dollar weighted maturity of the Fund’s portfolio will be between three and ten years. See page 10 5 for a discussion of average weighted maturity.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax or the federal alternative minimum tax on individuals. To temporarily defend the value of its assets, the Fund may exceed this limit.

There may be times when there are not enough municipal obligations available to meet the Fund’s needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

For cash management or temporary defensive purposes , the Fund may invest any portion of its asset s in cash and cash equivalents . Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of the Fund’s non-fundamental investment policies (including the Fund’s investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIM selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types within the municipal securities market. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are

70   JPMORGAN MUNICIPAL BOND FUNDS

some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other instruments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities. The Fund may invest in municipal bonds in the lowest investment grade category. Such securities are considered to have speculative characteristics and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Alternative Minimum Tax.  The Fund may invest in securities, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

Prepayment and Call Risk.  The Fund may invest in mortgage-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging, risk management or to increase income or gain may not be successful resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

Non-Diversification Risk.  The Fund is “non-diversified.” This means that the Fund may invest a more significant portion of its assets in the securities of a single issuer than can a “diversified” fund. Non-diversification increases the risk of loss to the Fund if an issuer fails to make interest or principal payments or if the market value of a security declines.

Temporary Defensive Positions and Redemption Risks. To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 10 5–11 5.

JULY 1, 2007   71

JPMorgan Intermediate Tax Free Bond (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, a broad-based securities market index, and the Lipper Intermediate Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2002	4.1 3%	Worst Quarter	2nd quarter, 2004	–2.22%

*	Class A Shares were launched on 12/31/03. The performance in the bar chart prior to 1/1/04 is based on the performance of Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. During these periods the actual returns of Class A Shares would have been lower than those shown because Class A Shares hive higher expenses than Select Class Shares.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 0.69%.

72   JPMORGAN MUNICIPAL BOND FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES) Shows performance over time, for periods ended December 31, 2006*

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A
Return Before Taxes	(0.44)	3.51	4.48
Return After Taxes on Distributions	(0.44)	3.41	4.33
Return After Taxes on Distributions and Sale of Fund Shares	0.96	3.50	4.37

CLASS B — RETURN BEFORE TAXES	(2.19)	3. 25	4.53	[3]

CLASS C — RETURN BEFORE TAXES	1.85	3.58	4.52

LEHMAN BROTHERS COMPETITIVE INTERMEDIATE (1–17 YEAR) MATURITIES INDEX 1 ,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.08	4.75	5. 26

LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX 2 ,ˆ
(Reflects No Deduction for Taxes)	3.87	4.26	4.61

After-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The performance in the table for the period before the Class A , Class B and Class C Shares were launched on December 31, 2003 is based on the performance of Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. During these periods the actual returns of Class A , Class B and Class C Shares would have been lower than those shown because Class A , Class B and Class C Shares have higher expenses than Select Class Shares.

1	The Lehman Brothers Competitive Intermediate (1–17 Y ear) Maturities Index is an unmanaged index comprised of investment grade, tax-exempt bonds with maturities of 1 to 17 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.

2	The Lipper Intermediate Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

3	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “Past 10 Years” column represents a combination of Class A and Class B operating expenses.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2007   73

JPMorgan Intermediate Tax Free Bond (continued)

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (includes acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%) (Fees paid directly from your investment)[1]

	Class A		Class B	Class C
Maximum Sales Charge (Load) When You Buy Shares, Shown as % of the Offering Price*	3.75		NONE	NONE

Maximum Deferred Sales Charge (Load) Shown as % of Lower of Original Purchase Price or Redemption Proceeds	NONE	**	5.00	1.00

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

ANNUAL FUND OPERATING EXPENSES (%) (Expenses that are deducted from Class A, Class B and Class C assets)

	Class A	Class B	Class C
Management Fees	0.30	0.30	0.30
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.13	0.13	0.13

Total Annual Operating Expenses	0.93	1.43	1.43
Fee Waivers and Expense Reimbursements[2]	(0.1 8)	NONE	NONE

Net Expenses[2]	0.75	1.43	1.43

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIM, the Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A, Class B and Class C Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan ) exceed 0.75%, 1.43% and 1.43%, respectively, of their average daily net assets through 6/30/08. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

74   JPMORGAN MUNICIPAL BOND FUNDS

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	449	643	853	1,459

CLASS B SHARES** ($)	646	752	982	1,577	***

CLASS C SHARES** ($)	246	452	782	1,71 3

IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	449	643	853	1,459

CLASS B SHARES ($)	146	452	782	1,577	***

CLASS C SHARES ($)	146	452	782	1,713

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JULY 1, 2007   75

JPMorgan New York Tax Free Bond Fund

What is the goal of the Fund?

The Fund seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and are exempt from New York State and New York City personal income taxes. It also seeks to protect the value of your investment.

What are the Fund’s main investment strategies?

As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes, and not subject to the federal alternative minimum tax on individuals. “Assets” means net assets, plus the amount of borrowings for investment purposes.

The Fund may invest in municipal obligations issued by the State of New York, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatil ity. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

The Fund invests in securities that are rated as investment grade by Moody’s, S&P or Fitch. It may also invest in unrated securities of comparable quality.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. The Fund may invest in mortgage-backed securities.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.

The average dollar weighted maturity of the Fund’s portfolio will be between three and ten years. See page 10 5 for a discussion of average weighted maturity.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. To temporarily defend the value of its assets, the Fund may exceed this limit.

There may be times when there are not enough municipal obligations available to meet the Fund’s needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

For cash management or temporary defensive purposes , the Fund may invest any portion of its asset s in cash and cash equivalents . Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of the Fund’s non-fundamental investment policies (including the Fund’s investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIM selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual securities that it believes will perform well over market cycles. The

76   JPMORGAN MUNICIPAL BOND FUNDS

Fund spreads its holdings across various security types within the municipal securities market. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. One the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Geographic Concentration Risk.  The Fund invests primarily in New York State and its municipalities and public authorities. As the nation’s financial capital, New York faces a particularly large degree of uncertainty from interest rate risk and equity market volatility. The New York economy tends to be more sensitive to monetary policy actions and to movements in the national and world economies than the economies of other states. If the state, or any of the local government bodies, gets into financial trouble, it could have trouble paying interest and principal. For example, the financial health of New York City affects that of the state, and when New York City experiences financial difficulty it may have an adverse effect on New York municipal bonds. This would hurt the Fund’s returns and its ability to preserve capital and liquidity.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other instruments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade. Such securities are considered to have speculative characteristics and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Alternative Minimum Tax.  The Fund may invest in securities, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

Prepayment and Call Risk.  The Fund may invest in mortgage-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with

JULY 1, 2007   77

JPMorgan New York Tax Free Bond Fund (continued)

the underlying asset, rate or index. The use of derivatives for hedging, risk management or to increase income or gain may not be successful resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

Non-Diversified Fund Risk.  Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Temporary Defensive Positions and Redemption Risks. To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as strategies, please see pages 10 5–11 5.

78   JPMORGAN MUNICIPAL BOND FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers New York Competitive Intermediate (1–17 Year) Maturities Index, a broad-based securities market index, and the Lipper Intermediate Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 2000	4.12%	Worst Quarter	2nd quarter, 2004	–2.31%

*	Class A Shares were launched on 2/16/01. The performance in the bar chart prior to 1/1/02 is based on the performance of Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. During these periods, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 0.66%.

JULY 1, 2007   79

JPMorgan New York Tax Free Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES) Shows performance over time, for periods ended December 31, 2006*

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A
Return Before Taxes	(0.91)	3.02	4.20
Return After Taxes on Distributions	(0.91)	2.90	4.08
Return After Taxes on Distributions and Sale of Fund Shares	0.65	3.06	4.14

CLASS B — RETURN BEFORE TAXES	(2.72)	2.65	4.13

CLASS C — RETURN BEFORE TAXES	1.44	3.03	4.14

LEHMAN BROTHERS NEW YORK COMPETITIVE INTERMEDIATE (1–17 YEAR) MATURITIES INDEX 1 ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.02	4.71	5.32

LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX 2 ˆ
(Reflects No Deduction for Taxes)	3.87	4.26	4.61

After-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The performance in the table before Class A and Class B Shares were launched on February 16, 2001 is based on the performance of Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. The performance in the table for the period before Class C Shares were launched on January 31, 2003 are based on the performance of the Class B Shares. During these periods, the actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Select Class Shares.

1	The Lehman Brothers New York Competitive Intermediate (1–17 Year) Maturities Index is an unmanaged index that represents the performance of New York municipal bonds with maturities from 1 to 17 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B and Class C Shares.

2	The Lipper Intermediate Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

80   JPMORGAN MUNICIPAL BOND FUNDS

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

SHAREHOLDER FEES (%) (Fees paid directly from your investment)[1]

	Class A		Class B	Class C
Maximum Sales Charge (Load) When You Buy Shares, Shown as % of the Offering Price*	3.75		NONE	NONE

Maximum Deferred Sales Charge (Load) Shown as % of Lower of Original Purchase Price or Redemption Proceeds	NONE	**	5.00	1.00

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual $10 sub-minimum account fee may be applicable.

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

ANNUAL FUND OPERATING EXPENSES (%) (Expenses that are deducted from Class A, Class B and Class C assets)

	Class A	Class B	Class C
Management Fees	0.30	0.30	0.30
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.15	0.15	0.15

Total Annual Operating Expenses	0.95	1.45	1.45
Fee Waivers and Expense Reimbursements[2]	(0.20)	NONE	NONE

Net Expenses[2]	0.75	1.45	1.45

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIM, the Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A, Class B and Class C Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan ) exceed 0.75%, 1.55% and 1.55% , respectively, of their average daily net assets through 6/30/08. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

JULY 1, 2007   81

JPMorgan New York Tax Free Bond Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	449	647	862	1,480

CLASS B SHARES** ($)	648	759	992	1,600	***

CLASS C SHARES** ($)	248	459	792	1,735

IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	449	647	862	1,480

CLASS B SHARES ($)	148	459	792	1,600	***

CLASS C SHARES ($)	148	459	792	1,735

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

82   JPMORGAN MUNICIPAL BOND FUNDS

The Funds’ Management and Administration

The following Funds are series of JPMorgan Trust I (JPMT I), a Delaware statutory trust:

California Tax Free Bond Fund
Intermediate Tax Free Bond Fund
New York Tax Free Bond Fund

The following Funds are series of JPMorgan Trust II (JPMT II), a Delaware statutory trust:

Short Term Municipal Bond Fund
Municipal Income Fund
Arizona Municipal Bond Fund
Kentucky Municipal Bond Fund
Louisiana Municipal Bond Fund
Michigan Municipal Bond Fund
Ohio Municipal Bond Fund
West Virginia Municipal Bond Fund
Tax Free Bond Fund

The trustees of each trust are responsible for overseeing all business activities.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Investment Advisors Inc. (JPMIA) each acts as investment adviser to several of the Funds and each makes day-to-day investment decisions for the Funds which it advises. JPMIM is the investment adviser to the JPMT I Funds and JPMIA (formerly known as Banc One Investment Advisors Corporation) is the investment adviser to the JPMT II Funds.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167. JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMIA is located at 1111 Polaris Parkway, Columbus, OH 43240.

During the most recent fiscal year ended 2/28/07, JPMIM or JPMIA was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

Short Term Municipal Bond Fund	0.25%
Municipal Income Fund	0.30
Arizona Municipal Bond Fund	0.30
Kentucky Municipal Bond Fund	0.30
Louisiana Municipal Bond Fund	0.30
Michigan Municipal Bond Fund	0.30
Ohio Municipal Bond Fund	0.30
West Virginia Municipal Bond Fund	0.30
Tax Free Bond Fund	0.30
California Tax Free Bond Fund	0.22
Intermediate Tax Free Bond Fund	0.30
New York Tax Free Bond Fund	0.30

A discussion of the basis the Board of Trustees of the trusts used in reapproving the investment advisory agreement for the Funds is available in the semi-annual report for the period ended August 31.

The Portfolio Managers

The lead portfolio managers who are primarily responsible for the day-to-day management of the Funds are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Funds. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Funds within the parameters established by the portfolio managers.

JPMorgan Short Term Municipal Bond Fund.  James Ahn has been the lead portfolio manager responsible for the day-to-day management of the JPMorgan Short Term Municipal Bond Fund since June, 2006. Mr. Ahn, a Vice President of JPMIM, is a portfolio manager in the U.S. Fixed Income Group. An employee of JPMIM since 1996 and a member of the portfolio management team since February, 1999, Mr. Ahn is responsible for strategy formulation and trading short-term tax-aware fixed income strategies for U.S. institutional clients and the Private Bank. Kevin Ellis has also participated in the management of the JPMorgan Short Term Municipal Bond Fund

JULY 1, 2007   83

The Funds’ Management and Administration (continued)

since June, 2006. Mr. Ellis is a portfolio manager in the U.S. Fixed Income Group. An employee of JPMIM since May 2003, he is responsible for managing separate accounts in the Municipal Bond Group. Previously, Mr. Ellis worked at Alliance Capital/Sanford Bernstein from 1995 through 2003 as a municipal bond trader.

JPMorgan Municipal Income Fund.  Jennifer Tabak, CFA charterholder, has been the lead portfolio manager responsible for the day-to-day management of the JPMorgan Municipal Income Fund since March, 2006. Previously, Ms. Tabak was a senior fixed income research analyst responsible for research and analysis of the housing, non-profit and student loan sectors of the tax-exempt market. Ms. Tabak served in a research analyst role from 1996 to 2005 and has experience in a variety of market sectors, including money market funds and corporate bonds. Ms. Tabak’s employment with JPMIA began in 1991 as a financial analyst and included positions as senior financial analyst and, prior to 1996, controller. David Sivinski, CFA charterholder, has also participated in the management of the JPMorgan Municipal Income Fund since March, 2006. Biographical information on Mr. Sivinski is described under JPMorgan Kentucky Municipal Bond Fund, JPMorgan Louisiana Municipal Bond Fund, and JPMorgan Ohio Municipal Bond Fund.

JPMorgan Tax Free Bond Fund.  Richard Taormina has been the lead portfolio manager responsible for the day-to-day management of the JPMorgan Tax Free Bond Fund since February, 2005. In addition to his role at JPMIA, Mr. Taormina has been an employee of an affiliate of JPMIA since 1997. Mr. Taormina is responsible for managing municipal mutual funds, institutional fixed income accounts and quantitative analysis. Previously, Mr. Taormina was a Certified Financial Planner for the Financial Advisory Group, where he was an investment analyst. Kimberly Bingle, CFA charterholder, has also participated in the management of the JPMorgan Tax Free Bond Fund since June, 2005. Biographical information on Ms. Bingle is described under JPMorgan Arizona Municipal Bond Fund, JPMorgan Michigan Municipal Bond Fund and JPMorgan West Virginia Municipal Bond Fund.

JPMorgan Arizona Municipal Bond Fund, JPMorgan Michigan Municipal Bond Fund and JPMorgan West Virginia Municipal Bond Fund.  Kimberly Bingle, CFA charterholder, has been the lead portfolio manager responsible for the day-to-day management of the JPMorgan Arizona Municipal Bond Fund, the JPMorgan Michigan Municipal Bond Fund and the West Virginia Municipal Bond Fund since March, 2006. An employee since 1998, Ms. Bingle has been in the investment industry since 1986 and has been a member of the Tax Free Bond Team since 1999. David Sivinski, CFA charterholder, has also participated in the management of the JPMorgan Arizona Municipal Bond Fund, JPMorgan Michigan Municipal Bond and the JPMorgan West Virginia Municipal Bond Fund. Biographical information on Mr. Sivinski is described under JPMorgan Kentucky Municipal Bond Fund, JPMorgan Louisiana Municipal Bond Fund and JPMorgan Ohio Municipal Bond Fund.

JPMorgan Kentucky Municipal Bond Fund, JPMorgan Louisiana Municipal Bond Fund and JPMorgan Ohio Municipal Bond Fund.  David Sivinski, CFA charterholder, has been the lead portfolio manager responsible for the day- to-day management of the JPMorgan Kentucky Municipal Bond Fund since 1995, the JPMorgan Louisiana Municipal Bond Fund since 1997 and the JPMorgan Ohio Municipal Bond Fund since 1994. In addition to his role as portfolio manager, Mr. Sivinski coordinates municipal management for a number of high net worth clients that focus principally on single state municipal bonds. Kimberly Bingle, CFA, has also participated in the management of the JPMorgan Kentucky Municipal Bond Fund and the JPMorgan Louisiana Municipal Bond Fund, respectively since June, 2005. Jennifer Tabak, CFA, has also participated in the management of the JPMorgan Ohio Municipal Bond Fund since June, 2005. Biographical information on Ms. Tabak and Ms. Bingle is described under the JPMorgan Municipal Income Fund and the JPMorgan Arizona Municipal Bond Fund, JPMorgan Michigan Municipal Bond Fund and JPMorgan West Virginia Municipal Bond Fund, respectively.

JPMorgan California Tax Free Bond Fund and JPMorgan New York Tax Free Bond Fund.  David Sivinski has been the lead portfolio manager responsible for the day-to-day management of the JPMorgan California Tax Free Bond Fund and the JPMorgan New York Tax Free Bond Fund since April, 2005 and March, 2005, respectively. Biographical information on Mr. Sivinski is described under JPMorgan Kentucky Municipal Bond Fund, JPMorgan Louisiana Municipal Bond Fund and JPMorgan Ohio Municipal Bond Fund. Michelle G. Valladolid has also participated in the management of the JPMorgan California Tax Free Bond Fund since June, 2004. Ms. Valladolid is a portfolio manager in the Municipal Group within the U.S. Fixed Income Group. An employee of JPMIM since 1999 and a member of the portfolio management team since July, 2002, Ms. Valladolid is responsible for portfolios under the Low Tax Rate Strategy. She began her career at JPMIM in July, 1999 as an analyst in the Internal Consulting Services program where she worked on projects in Investment Management and Financial Risk Management. Kevin Ellis has also participated in the management of the JPMorgan New York Tax Free Bond Fund since May, 2005. Biographical

84   JPMORGAN MUNICIPAL BOND FUNDS

information on Mr. Ellis is described under JPMorgan Short Term Municipal Bond Fund.

JPMorgan Intermediate Tax Free Bond Fund.  Richard Taormina has been the lead portfolio manager responsible for the day-to-day management of the JPMorgan Intermediate Tax Free Bond Fund since February, 2006. David Sivinski has also participated in the management of the JPMorgan Intermediate Tax Free Bond Fund since June, 2005. Biographical information on Mr. Sivinski is described under JPMorgan Kentucky Municipal Bond Fund, JPMorgan Louisiana Municipal Bond Fund and JPMorgan Ohio Municipal Bond Fund.

The Funds’ Statement of Additional Information provides information about the other accounts managed by the portfolio managers, if any, the structure of their compensation and their ownership of Fund securities.

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

The Funds’ Shareholder Servicing Agent

The Trusts, on behalf of the Funds, have entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS ) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A, Class B and Class C Shares of each Fund. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM, JPMIA, and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIA, JPMIM, JPMDS, and from time to time, other affiliates of JPMorgan Chase, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase that have entered into an agreement with JPMDS. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIA, JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

JULY 1, 2007   85

How to Do Business with the Funds

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•	Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Funds through JPMDS.

Who can buy shares?

Class A, Class B and Class C shares may be purchased by the general public.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The JPMorgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the JPMorgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and

86   JPMORGAN MUNICIPAL BOND FUNDS

eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The JPMorgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchase, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Duration Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

What kind of shares can I buy?

This prospectus offers Class A and, for certain Funds, Class B and Class C Shares, all of which are available to the general public.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled “Sales Charges.”

Class A Shares

You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $100,000 or more and the amount of the reduction increases as your level of investment increases. Please see “Sales Charges.”

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no contingent deferred sales charge (CDSC) except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see “Sales Charges.”

Class A Shares have lower annual expenses than Class B or Class C Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

Class B Shares

You will not pay a sales charge at the time of purchase. However, the Distributor pays a commission of 4.00% of

JULY 1, 2007   87

How to Do Business with the Funds (continued)

the original purchase price to Financial Intermediaries who sell Class B Shares of the JPMorgan Tax Free Bond Fund, JPMorgan Municipal Income Fund, JPMorgan Arizona Municipal Bond Fund, JPMorgan Kentucky Municipal Bond Fund, JPMorgan Louisiana Municipal Bond Fund, JPMorgan Michigan Municipal Bond Fund, JPMorgan Ohio Municipal Bond Fund, JPMorgan West Virginia Municipal Bond Fund, JPMorgan Intermediate Tax Free Bond Fund or the JPMorgan New York Tax Free Bond Fund, and a commission of 2.75% to Financial Intermediaries, who sell Class B Shares of the JPMorgan Short Term Municipal Bond Fund.

A CDSC will apply on shares of the Funds, other than the JPMorgan Short Term Municipal Bond Fund sold within six years, and on shares of the JPMorgan Short Term Municipal Bond Fund sold within four years. CDSC periods are measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Class B Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.

Class B Shares of the Funds, except for Class B Shares of the JPMorgan Short Term Municipal Bond Fund, automatically convert to Class A Shares after eight years. Class B Shares of the JPMorgan Short Term Municipal Bond Fund automatically convert to Class A Shares after six years. Conversion periods are measured from the first day of the month in which the shares were purchased.

Class B Shares should not be used for investments of more than $99,999 individually or in the aggregate.

Individual purchases of $100,000 or more will be rejected. In addition, purchases will also be rejected if the Fund has determined that your purchase when aggregated with the value of Class B shares of all JPMorgan Funds held by you in individual accounts with the same tax or other identification number would total $100,000 or more.

The Funds may not be able to identify Class B Share purchases that exceed $100,000 if you hold your shares through one or more Financial Intermediaries or in accounts with different tax or other identification numbers. If you hold your shares through a Financial Intermediary, it is the responsibility of the Financial Intermediary to determine if an initial or additional purchase of Class B shares is suitable for you. It is your responsibility to inform your Financial Intermediary or the Fund of any and all accounts that should be linked together for purposes of determining whether the application of the Right of Accumulation or the use of a Letter of Intent would make Class A Shares a more suitable investment than Class B Shares. For a discussion of the types of accounts that qualify for the Right of Accumulation and the Letter of Intent, please read “Sales Charges — Reducing your Class A Sales Charges.”

Class C Shares

You will not pay a sales charge at the time of purchase.

Except with respect to the JPMorgan Short Term Municipal Bond Fund, a CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Like Class B Shares, Class C Shares have higher Rule 12b-1 fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher Rule 12b-1 fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of either Class A or Class B Shares.

There is no maximum investment amount for Class C Shares.

Which class of shares is best?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years (at least four years for the JPMorgan Short Term Municipal Bond Fund) and you would prefer not to pay an upfront sales charge, you may consider buying Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the Rule 12b-1 fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

How much do shares cost?

Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.

Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution expenses.

88   JPMORGAN MUNICIPAL BOND FUNDS

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds’ Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you and decide how much you want to invest.

Class A, Class B and Class C Shares for all Funds except the Class C Shares of the JPMorgan Short Term Municipal Bond Fund are subject to a $1,000 minimum investment requirement per Fund. The minimum initial investment is $10,000 for the Class C Shares of the JPMorgan Short Term Municipal Bond Fund. You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund. A Financial Intermediary may impose different investment minimums. Subsequent investments must be at least $25 per Fund.

You should purchase no more than $99,999 of Class B Shares. The section of this prospectus entitled “What kind of shares can I buy?” provides information that can help you choose the appropriate share class.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

A lower minimum may be available under the Systematic Investment Plan. See “Purchasing Fund Shares — Can I automatically invest on a systematic basis?”

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per

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share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC and/or redemption fee. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	JPMorgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Can I automatically invest on a systematic basis?

Yes. You may purchase additional Class A, Class B and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. Except for the Class C Shares of JPMorgan Short Term Municipal Bond Fund, you may choose to make an initial investment of an amount less

90   JPMORGAN MUNICIPAL BOND FUNDS

than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. For Class C Shares of JPMorgan Short Term Municipal Bond Fund, you may choose to make an initial investment of an amount less than the required minimum of $10,000 as long as your initial investment is at least $1,000 and you agree to make regular monthly investments of at least $1,000. To establish a Systematic Investment Plan:

•	Select the “Systematic Investment Plan” option on the Account Application.

•	Provide the necessary information about the bank account from which your investments will be made.

The Funds currently do not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Class B Purchases over $100,000.  You should not utilize a systematic investment plan for purchases over $100,000 of Class B Shares. We will not debit your bank account if the Fund has determined that your purchase of Class B shares when aggregated with the value of Class B shares of all JPMorgan Funds held by you in individual accounts with the same tax or other identification number would total $100,000 or more. To continue systematic investments in the Fund after you have invested $100,000 in Class B Shares, you will need to contact the Fund by calling 1-800-480-4111 or your Financial Intermediary to designate a different share class for systematic investments.

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources.

The following tables show the sales charge for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in “The Funds’ Management and Administration.”

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A, Class B and Class C Shares of the Funds, visit www.jpmorganfunds.com and ‘click’ on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the tables below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The tables below show the amount of sales charges you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as “breakpoints.”

If you buy Class A Shares of the JPMorgan Short Term Municipal Bond Fund, the following table shows the amount of sales charge you pay and the commissions paid to Financial Intermediaries.

TOTAL SALES CHARGE FOR FUNDS

Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment[1]	Commission as a % of Offering Price
Less than $100,000	2.25	2.30	2.00

$100,000–$249,999	1.75	1.78	1.50

$250,000–$499,999	1.25	1.27	1.00

$500,000–$999,999	1.00	1.01	0.85

$1,000,000 or more*	NONE	NONE	**

1	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

*	There are no front-end sales charges for investments of $1 million or more in a Fund.

**	If you purchase $1 million or more of Class A Shares of the JPMorgan Short Term Municipal Bond Fund and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 0.50% of the purchase price if you redeem any or all of the Class A Shares of either of those Funds during the first 12 months after purchase. The charges apply unless the Distributor receives notice before you invest indicating that your Financial

JULY 1, 2007   91

How to Do Business with the Funds (continued)

Intermediary is waiving its commission. Such charges apply to exchanges into money market funds. If you exchange your Class A Shares for Class A Shares of a non-money market fund, you will not be charged at the time of the exchange but (1) your new Class A Shares will be subject to the charges specified above applicable to any of those Funds from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over to your new shares. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more of Class A Shares. These commissions are paid at the rate of up to 0.75% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

If you buy Class A Shares of the Funds other than the JPMorgan Short Term Municipal Bond Fund, the following table shows the amount of sales charge you pay and the commissions paid to Financial Intermediaries:

TOTAL SALES CHARGE FOR FUNDS

Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment[1]	Commission as a % of Offering Price
Less than $100,000	3.75	3.90	3.25

$100,000–$249,999	3.25	3.36	2.75

$250,000–$499,999	2.25	2.30	2.00

$500,000–$999,999	1.75	1.78	1.50

$1,000,000 or more*	NONE	NONE	**

1	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

*	There are no front-end sales charges for investments of $1 million or more in a Fund.

**	If you purchased $1 million or more of Class A Shares of the Funds other than the JPMorgan Short Term Municipal Bond Fund, prior to August 1, 2006 and were not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares of either of those Funds during the first 12 months after purchase or 0.50% if you redeem any or all of the Class A Shares of either of those Funds between 12 and 24 months after purchase. On or after August 1, 2006, if you purchase $1 million or more of Class A Shares of the Funds other than the JPMorgan Short Term Municipal Bond Fund, and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 0.75% of the purchase price if you redeem any or all of the Class A Shares of either of those Funds during the first 12 months after purchase or 0.35% if you redeem any or all of the Class A Shares of either of those Funds between 12 and 24 months after purchase. The charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. Such charges apply to exchanges into money market funds. If you exchange your Class A Shares for Class A Shares of a non-money market fund, you will not be charged at the time of the exchange but (1) your new Class A Shares will be subject to the charges specified above applicable to any of those Funds from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over to your new shares. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more of Class A Shares. These commissions are paid at the rate of up to 0.75% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

Reducing Your Class A Sales Charges

The Funds permit you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the JPMorgan Funds in which you invest (as described below) even if such JPMorgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. It is your responsibility when investing to inform your Financial Intermediary or the JPMorgan Funds that you would like to have one or more JPMorgan Funds linked together for purposes of reducing the initial sales charge.

Right of Accumulation:  You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C Share holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a JPMorgan Fund held in:

1.	Your account(s);

2.	Account(s) of your spouse or domestic partner;

3.	Account(s) of children under the age of 21 who share your residential address;

4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.	Solely controlled business accounts; and

6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

In order to obtain any breakpoint reduction in the initial sales charge, you must, before purchasing Class A

92   JPMORGAN MUNICIPAL BOND FUNDS

Shares, inform your Financial Intermediary or the JPMorgan Funds if you have any of the above types of accounts that can be aggregated with your current investment in Class A Shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the JPMorgan Funds may verify (1) the number of shares of the JPMorgan Funds held in your account(s) with the JPMorgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

Letter of Intent:  You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds (other than a money market fund) over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the net amount invested.

Additional information regarding the reduction of Class A sales charges is available in the Funds’ Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.	Bought by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	JPMorgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

Effective January 13, 2006, officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Shares accounts subject to a $2,500 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Select Class Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Funds’ other share classes.

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•	Financial Intermediaries or financial institutions who have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a financial intermediary or financial institution with respect to sales of Fund shares).

•	Washington Management Corporation and its subsidiaries and affiliates.

5.	Bought by:

•	Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in

JULY 1, 2007   93

How to Do Business with the Funds (continued)

select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

•	Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.”

•	Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•	A Financial Intermediary, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

•	A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

•	Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6.	Bought with proceeds from the sale of Select Class Shares of a JPMorgan Fund or acquired in an exchange of Select Class Shares of a JPMorgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7.	Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8.	Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund (except Class A Shares of a money market fund), but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.	Bought when one Fund invests in another JPMorgan Fund.

10.	Bought in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

11.	Purchased during a JPMorgan Fund’s special offering.

12.	Bought by a “charitable organization” as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Class B Shares

Class B Shares are offered at NAV per share, without any upfront sales charge. However, if you redeem Class B Shares of the Funds other than the JPMorgan Short Term Municipal Bond Fund within six years of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	5.00
1–2	4.00
2–3	3.00
3–4	3.00
4–5	2.00
5–6	1.00
More than 6	NONE

If you redeem Class B Shares of the JPMorgan Short Term Municipal Bond Fund prior to the fourth anniversary of the purchase date measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	3.00
1–2	3.00
2–3	2.00
3–4	1.00
More than 4	NONE

The Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B

94   JPMORGAN MUNICIPAL BOND FUNDS

Shares of all the Funds except for the JPMorgan Short Term Municipal Bond Fund, and a commission of 2.75% to Financial Intermediaries who sell Class B Shares of the JPMorgan Short Term Municipal Bond Fund.

Conversion Feature

Your Class B Shares automatically convert to Class A Shares.

Class B Shares of all the Funds except for the JPMorgan Short Term Municipal Bond Fund automatically convert after eight years. Class B Shares of the JPMorgan Short Term Municipal Bond Fund automatically convert after six years.

Conversion periods are measured from the first day of the month in which the shares were purchased.

After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares.

You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion.

Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

If you have exchanged Class B Shares of one JPMorgan Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

Class C Shares

Class C Shares are offered at NAV per share, without any upfront sales charge. However, except with respect to the JPMorgan Short Term Municipal Bond Fund, if you redeem Class C Shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	1.00
After first year	NONE

There is no CDSC assessed on Class C Shares of the JPMorgan Short Term Municipal Bond Fund.

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Funds other than the JPMorgan Short Term Municipal Bond Fund.

How the Class B and Class C CDSC is Calculated

The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class B Shares of the JPMT II Funds purchased prior to November 1, 2002, the CDSC is based on the current market value or the original cost of the shares, whichever is less. For Class B Shares of the JPMT II Funds purchased on or after November 1, 2002 and Class C Shares, the CDSC is based on the original cost of the shares. For Class B and Class C Shares of the JPMT I Funds purchased prior to February 19, 2005, the CDSC is based on the current market value or the original cost of the shares, whichever is less. You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information. For Class B and Class C Shares of the JPMT I Funds purchased on or after February 19, 2005, the CDSC is based on the original cost of the shares.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class B or Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class B and Class C CDSC

No sales charge is imposed on redemptions of Class B or Class C Shares of the Funds:

1.	If you withdraw no more than a specified percentage (as indicated in “Redeeming Fund Shares — Can I redeem on a systematic basis?”) of the current balance of a Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. You need to participate in a monthly or quarterly Systematic Withdrawal Plan to take advantage of this waiver. For information on the Systematic Withdrawal Plan, please see “Redeeming Fund Shares — Can I redeem on a systematic basis?”

JULY 1, 2007   95

How to Do Business with the Funds (continued)

2.	Made within one year of a shareholder’s death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.	If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4.	That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70-1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5.	That represent a distribution from a qualified retirement plan by reason of the participant’s retirement.

6.	That are involuntary and result from a failure to maintain the required minimum balance in an account.

7.	Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the plan of reorganization.

8.	Exchanged for Class B or Class C Shares of other JPMorgan Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read “Exchanging Fund Shares — Do I pay a sales charge on an exchange?”

9.	If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

Waiver Applicable Only to Class C Shares

No CDSC is imposed on Class C Share redemptions of the Funds if the shares were bought with proceeds from the sale of Class C Shares of a JPMorgan Fund. The purchase must be made within 90 days of the first sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class B or Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES

Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Funds. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates.

The Rule 12b-1 fees vary by share class as follows:

1.	Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of each Fund attributable to Class A Shares.

2.	Class B and Class C Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of each Fund attributable to such class. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such

96   JPMORGAN MUNICIPAL BOND FUNDS

agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Class A Shares of a Fund may be exchanged for Class A Shares of another JPMorgan Fund or for another class of the same Fund. Class A Shares of a Fund may be exchanged for Morgan Shares of a JPMorgan money market fund.

Class B Shares of a Fund may be exchanged for Class B Shares of another JPMorgan Fund.

Class C Shares of the JPMorgan Short Duration Bond Fund, Short Term Municipal Bond Fund and Ultra Short Duration Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class C Shares of another JPMorgan Fund, including Class C Shares of any of the Short Term Bond Funds.

Class C Shares of any other JPMorgan Fund may be exchanged for Class C Shares of another JPMorgan Fund, other than for Class C Shares of the Short Term Bond Funds.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Do I pay a sales charge on an exchange?

Generally, you will not pay a sales charge on an exchange except as specified in “Sales Charges — Class A Shares” or below.

If you exchange Class B or Class C Shares of a Fund for Class B or Class C Shares, respectively, of another Fund, you will not pay a sales charge at the time of the exchange, however:

1.	Your new Class B or Class C Shares will be subject to the CDSC of the Fund from which you exchanged, except for Class C Shares of the Short Term Bond Funds. If you exchange Class C Shares of the Short Term Bond Funds, your new Class C Shares will be subject to the CDSC of the Fund into which you exchange.

2.	The current holding period for your exchanged Class B or Class C Shares, other than exchanged Class C Shares of the Short Term Bond Funds, is carried over to your new shares.

3.	If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

Are exchanges taxable?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

JULY 1, 2007   97

How to Do Business with the Funds (continued)

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cutoff time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If you own Class A, Class B or Class C Shares and a Fund or Financial Intermediary accepts your redemption request before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable CDSC and/or redemption fee.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We

98   JPMORGAN MUNICIPAL BOND FUNDS

may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Can I redeem on a systematic basis?

1.	Yes

•	Select the “Systematic Withdrawal Plan” option on the Account Application.

•	Specify the amount you wish to receive and the frequency of the payments.

•	You may designate a person other than yourself as the payee.

•	There is no fee for this service.

2.	If you select this option, please keep in mind that:

•	It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class B or Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

•	Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

•	Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

3.	The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in a Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Funds’ Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class B or Class C CDSC. Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

4.	If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

5.	You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC or a redemption fee.

2.	If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC or a redemption fee.

For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?” The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

JULY 1, 2007   99

How to Do Business with the Funds (continued)

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

100   JPMORGAN MUNICIPAL BOND FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

The Funds can earn income and can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

Each Fund generally declares dividends on the last business day of each month and pays such dividends on the first business day of the following month. The Funds will distribute net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses), if any, at least annually. Each Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, each Fund may also make fewer net capital gain payments in a given year, depending on its investment results. Each Fund will distribute substantially all of its net investment income and net capital gain.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

If, at the close of each quarter, at least 50% of the value of a Fund’s total assets consists of tax-exempt interest obligations, the Fund will be eligible to designate distributions of interest derived from tax-exempt-interest obligations as “exempt-interest dividends.” As described in the section entitled “What are the Fund’s main investment strategies?” for each Fund, the Funds invest primarily in various types of tax-exempt interest obligations. Distributions properly designated as exempt-interest dividends generally are not subject to federal income tax but may be subject to state and local taxes and, in certain instances, may result in liability for the federal alternative minimum tax, both for individual and corporate shareholders. You should consult your tax advisor concerning your own tax situation. Shareholders that receive social security or railroad retirement benefits should also consult their tax advis o rs to determine what effect, if any, an investment in any of the Funds may have on the federal taxation of their benefits.

The Supreme Court has agreed to hear an appeal of a state court decision that might significantly affect how states tax in-state and out-of-state municipal bonds. A Kentucky state court held that a Kentucky law violates the U.S. Constitution by treating, for Kentucky state tax purposes, the interest income on in-state municipal bonds differently from the income on out-of-state municipal bonds. If the Supreme Court affirms this holding, most states likely will revisit the way in which they treat the interest on municipal bonds, and this has the potential to increase significantly the amount of state tax paid by shareholders on exempt-interest dividends. The Supreme Court likely will hold oral arguments on this case in the fall of 2007 and issue a decision sometime thereafter. You should consult your tax advisor to discuss the tax consequences of your investment in the Funds.

The Funds may invest a portion of their assets in securities that generate income subject to federal, state, and/or local taxes. Distributions from the Funds that are not properly designated as exempt-interest dividends are expected primarily to be taxable as ordinary income from dividends. For federal income tax purposes, dividends of net investment income and any net short-term capital gains (see below) paid to a non-corporate U.S. shareholder during a tax year beginning before January 1, 2011 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as either qualified dividend income or exempt-interest dividend income, as well as dividends of net short-term capital gains, will be taxable to shareholders a s ordinary income .

It is unlikely that dividends from the Municipal Bond Funds will qualify to any significant extent for designation as qualified dividend income. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

Investors should consult their advisers about other state and local tax consequences of the investment in the Funds. The information below is based on current statutes and regulations as well as current policies of each state, all of which may change.

JULY 1, 2007   101

Shareholder Information (continued)

Arizona Taxes.  Shareholders of the Arizona Municipal Bond Fund will not be subject to Arizona income taxes on exempt-interest dividends received from the Fund to the extent that such dividends are attributable to interest on tax-exempt obligations of the State of Arizona and its political subdivisions (“Arizona Obligations”). However, interest from Arizona Obligations may be included in federal gross income to the extent that any interest thereon is treated as a preference item for purposes of the alternative minimum tax.

California Taxes. California personal income tax law provides that dividends paid by a regulated investment company, or series thereof, from interest on obligations that would be exempt from California personal income tax if held directly by an individual, are excludable from gross income if (1) at the close of each quarter of such company’s taxable year, at least 50% of the value of its total assets consists of obligations the interest from which would be exempt from California taxation if such obligations were held by an individual and (2) if such dividends are properly designated as exempt interest dividends in a written notice mailed to shareholders not later than 60 days after the close of the Fund’s taxable year. Distributions to individual shareholders derived from items other than exempt-interest described above will be subject to California personal income tax. In addition, corporate shareholders should note that dividends will not be exempt from California corporate income or franchise tax. California has an alternative minimum tax similar to the federal AMT. However, the California AMT does not include interest from private activity municipal obligations as an item of tax preference. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of a Fund will not be deductible for California personal income tax purposes. Under California law, exempt-interest dividends (including some dividends paid after the close of the year as described in Section 855 of the Internal Revenue Code) may not exceed the excess of (A) the amount of interest received by the Fund which would be tax-exempt interest if the obligations on which the interest was paid were held by an individual over (B) the amount that would be considered expenses related to exempt income and thus would not be deductible.

Kentucky Taxes.   Dividends received from the Kentucky Municipal Bond Fund that are derived from interest on Kentucky municipal securities or certain obligations of the United States and its territories are exempt from the Kentucky individual income tax. Dividends paid from interest earned on securities that are merely guaranteed by the federal government, from interest earned on repurchase agreements collateralized by U.S. government obligations, or from interest earned on obligations of other states are not exempt from Kentucky individual income tax. Any distributions of net short-term and net long-term capital gains earned by the Fund are includable in each shareholder’s Kentucky adjusted gross income as dividend income and long-term capital gains, respectively, and are both taxed at ordinary income tax rates. The Kentucky General Assembly has granted an exemption from Kentucky income tax for gains from the disposition of bonds issued by the Turnpike Authority of Kentucky, and dividends paid by the Kentucky Municipal Bond Fund attributable to such gains will not be subject to Kentucky income tax.

Louisiana Taxes.  Dividends received by Louisiana residents from the Louisiana Municipal Fund are exempt from Louisiana income tax to the extent that they are derived from interest on tax-exempt obligations issued by the State of Louisiana or any of its political subdivisions, agencies, municipalities or other instrumentalities. In general, however, other distributions are subject to Louisiana income tax. All income from Fund shares retains its character in the hands of an individual taxpayer. Neither the state nor any of its municipalities may impose property tax on Fund shares.

Michigan Taxes.  Distributions received from the Michigan Municipal Bond Fund are exempt from Michigan personal income tax and, generally, also exempt from Michigan single business tax to the extent they are derived from interest on tax-exempt securities, under the current position of the Michigan Department of Treasury. Such distributions, if received in connection with a Shareholder’s business activity, may, however, be subject to Michigan single business tax. For Michigan personal income tax, and single business tax purposes, Fund distributions attributable to any source other than interest on tax-exempt securities will be fully taxable. The Michigan single business tax has been repealed effective at year end 2007. The effect on the treatment of distributions from the Michigan Municipal Bond Fund of any replacement tax is not determinable as of July 1, 2007. Fund distributions may be subject to the uniform city income tax imposed by certain Michigan cities.

New York Taxes.  Dividends paid by the New York Tax Free Bond Fund that are derived from interest attributable to obligations of the State of New York or its political subdivisions or certain other governmental entities (for example, the Commonwealth of Puerto Rico, the U.S. Virgin Islands or Guam), the interest on which was excludable from gross income for purposes of both federal income taxation and New York State and City personal income taxation (“New York Tax-Exempt Bonds”) and designated as such, are exempt from New York

102   JPMORGAN MUNICIPAL BOND FUNDS

State and New York City personal income tax as well as from the New York City Unincorporated Business Tax (but not the New York State corporate franchise tax or New York City business tax), provided that such dividends constitute exempt-interest dividends under Section 852(b)(5) of the Internal Revenue Code of 1986. Dividends and distributions derived from income (including capital gains on all New York Tax-Exempt Bonds) other than interest on New York Tax-Exempt Bonds generally are not exempt from New York State and New York City taxes. For New York State and City tax purposes, distributions of net long-term capital gains will be taxable at the same rates as ordinary income. Distributions by the Fund from investment income and capital gains, including exempt-interest dividends, are included in a corporation’s net investment income for purposes of calculating such corporation’s New York State franchise taxes and the New York City General Corporation Tax, if received by a corporation subject to those taxes, and will be subject to such taxes to the extent that a corporation’s net investment income is allocated to New York State and/or New York City. To the extent that investors are subject to state and local taxes outside of New York State, dividends paid by the Fund may be taxable income for purposes thereof. In addition, to the extent that the Fund’s dividends are derived from interest attributable to the obligations of any other state or of a political subdivision of any such other state or are derived from capital gains, such dividends will generally not be exempt from New York State or New York City tax. The New York AMT excludes tax-exempt interest as an item of tax preference. Interest incurred to buy or carry shares of the Fund is not deductible for federal, New York State or New York City personal income tax purposes.

Ohio Taxes.  Dividends received from the Ohio Municipal Bond Fund that result from interest on obligations of the State of Ohio, its political or governmental subdivisions or agencies or instrumentalities of Ohio (Ohio Obligations) are exempt from Ohio personal income tax, and Ohio municipal and school district income taxes. Corporate shareholders that are subject to the Ohio corporation franchise tax must include the Fund shares in the corporation’s tax base for purposes of the Ohio corporate franchise tax net worth computation. Dividends that are attributable to interest on or profit on the sale, exchange or other disposition of Ohio Obligations will not be subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Note that for most entities, the corporate franchise tax will be phased out over five years starting with the 2006 corporation franchise tax report.

West Virginia Taxes. Distributions from the West Virginia Municipal Bond Fund which are derived from interest or dividends on obligations or securities of a West Virginia state or local municipal governmental body generally are exempt from West Virginia income tax. In addition, you will not pay that tax on the portion of your income from the Fund which represents interest or dividends received on obligations or securities of the United States and some of its authorities, commissions or instrumentalities.

If you receive distributions that are properly designated as capital gain dividends, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gains. Capital gain dividends of a non-corporate U.S. shareholder recognized during a tax year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. Distributions of net short-term capital gains in excess of net long-term capital losses, if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive . Distributions are taxable to you even if they are paid from income or gains earned by the Funds before your investment (and thus were included in the price you paid). Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

A Fund’s investments in certain debt securities , mortgage-backed and asset-backed securities, and derivative instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including at times when it is not advantageous to do so.

Any increase in the principal amount of an inflation-linked debt security will be original issue discount, which is taxable as ordinary income and is required to be distributed, even though the Funds will not receive the principal, including any increases thereto, until maturity.

The dates on which dividends and capital gains will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

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Shareholder Information (continued)

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of federal tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Funds will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM or JPMIA . A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the JPMorgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Each of the Funds will disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represents of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

104   JPMORGAN MUNICIPAL BOND FUNDS

Investment Practices

The table discusses the types of investments which can be held by the Funds. In each case, the related types of risk are also listed. In addition to the types of securities listed below, some of the Funds have average weighted maturity requirements. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in a Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. The terms “Intermediate” and “Short Term” in a Fund’s name refer to the average maturity the Fund maintains. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the Fund’s portfolio. Therefore, in the case of a Fund holding mortgage-backed securities, asset-backed securities and similar types of securities, the average weighted maturity is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions.

FUND NAME	FUND CODE
JPMorgan Short Term Municipal Bond Fund	1
JPMorgan Municipal Income Fund	2
JPMorgan Arizona Municipal Bond Fund	3
JPMorgan Kentucky Municipal Bond Fund	4
JPMorgan Louisiana Municipal Bond Fund	5
JPMorgan Michigan Municipal Bond Fund	6
JPMorgan Ohio Municipal Bond Fund	7
JPMorgan West Virginia Municipal Bond Fund	8
JPMorgan Tax Free Bond Fund	9
JPMorgan California Tax Free Bond Fund	10
JPMorgan Intermediate Tax Free Bond Fund	11
JPMorgan New York Tax Free Bond Fund	12

INSTRUMENT	FUND CODE	RISK TYPE
Adjustable Rate Mortgage Loans (“ARMs”): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	1	Credit Interest Rate Market Political Prepayment
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.
	1–12	Credit Interest Rate Market Political Prepayment
Auction Rate Securities: Auction rate securities consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities.
	1–12	Credit Interest Rate Market
Bank Obligations: Bank obligations consist of bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.
	1–12	Credit Currency Interest Rate Liquidity Market Political

JULY 1, 2007   105

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
Borrowings: The Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. The Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.
	1–12	Credit Interest Rate Market
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. The Fund will sell only covered call and secured put options.
	1–12	Credit Leverage Liquidity Management Market
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1–12	Credit Currency Interest Rate Liquidity Market Political
Corporate Debt Securities: Corporate debt securities may include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.
	1–12	Credit Currency Interest Rate Liquidity Market Political Valuation
Credit Default Swaps: A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.
	1–12	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Custodial Receipts: The Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.
	1–12	Credit Liquidity Market
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by the Fund.
	1–12	Liquidity Management Market
Exchange Traded Funds (“ETFs”): Ownership interest in unit investment trusts, depository receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Depository Receipts (“SPDRs”) and NASDAQ 100’s.
	1–12	Investment Company Market

106   JPMORGAN MUNICIPAL BOND FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
High Yield/High Risk Securities/Junk Bonds: High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies.	10	Credit Currency Interest Rate Liquidity Market Political Portfolio Quality Valuation
Interfund Lending: Interfund lending involves lending money and borrowing money for temporary purposes through a credit facility.	1–12	Credit Interest Rate Market
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.
	1–12	Credit Leverage Market
Investment Company Securities: Shares of other investment companies, including money market funds for which the Adviser and/or its affiliates serve as investment adviser or administrator. The Adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.
	1–12	Investment Company Market
Loan Participations and Assignments: Participations in, or assignments of municipal securities, including municipal loans.	1–12	Credit Liquidity Market Political Tax
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”) and other asset -backed securities.
	1–12	Credit Currency Extension Interest Rate Leverage Market Political Prepayment Tax
Mortgage Dollar Rolls[1]: A transaction in which the Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	1	Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include private activity bonds and industrial development bonds, as well as General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.
	1–12	Credit Interest Rate Market Natural Event Political Prepayment Tax

JULY 1, 2007   107

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
New Financial Products: New options and futures contracts and other financial products continue to be developed and the Fund may invest in such options, contracts and products.	1–12	Credit Liquidity Management Market
Obligations of Supranational Agencies: Obligations of supranational agencies which are chartered to promote economic development and are supported by various governments and governmental agencies.	1	Credit Foreign Investment
Options and Futures Transactions: The Fund may purchase and sell (a) exchange traded and over the counter put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities.
	1–12	Credit Leverage Liquidity Management Market
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1	Market
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 193 3 , as amended , such as privately placed commercial paper and Rule 144A securities.
	1–12	Liquidity Market
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1–12	Credit Liquidity Market
Reverse Repurchase Agreements[1]: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as borrowing by the Fund.	1	Credit Leverage Market
Securities Lending: The lending of up to 33-1/3% of the Fund’s total assets. In return, the Fund will receive cash, other securities, and/or letters of credit as collateral.	1–12	Credit Leverage Market
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	1–12	Credit Liquidity Market
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	1	Foreign Investment
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include IOs and POs issued outside a Real Estate Mortgage Investment Conduit (“ REMIC ”) or CMO structure.
	1 –12	Credit Market Political Prepayment
Structured Investments: A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.
	1–12	Credit Foreign Investment Liquidity Management Market

108   JPMORGAN MUNICIPAL BOND FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. The Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.
	1–12	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Synthetic Variable Rate Instruments: Synthetic variable rate instruments generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.
	1–12	Credit Liquidity Market
Temporary Defensive Positions: To respond to unusual circumstances the Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.
	1–12	Credit Interest Rate Liquidity Market
Treasury Receipts: The Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).
	1–12	Market
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, including funding notes, subordinated benchmark notes, CMOs and REMICs .
	1–12	Credit Gov’t Securities Interest Rate Market
U.S. Government Obligations: U.S. government obligations may include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupon Under Book Entry Safekeeping (“CUBES”).
	1–12	Interest Rate Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to the Fund on demand or at the expiration of a specified term.
	1–12	Credit Liquidity Market
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1–12	Credit Leverage Liquidity Market

JULY 1, 2007   109

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero coupon debt securities which convert on a specified date to interest bearing debt securities.
	1–12	Credit Currency Interest Rate Liquidity Market Political Valuation

Risk related to certain investments held by the Funds:

Credit risk The risk a financial obligation will to be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

Currency Risk The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Foreign investment risk The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

Government securities risk The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Interest rate risk The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Investment c ompany r isk If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

Leverage risk The risk of gains or losses disproportionately higher than the amount invested.

Liquidity risk The risk the holder may not be able to sell the security at the time or price its desires.

Management risk The risk that a strategy used by a Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk governmental policies or other political actions will negatively impact the value of the investment.

Portfolio quality risk The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rates and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.

Prepayment risk The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Tax risk The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

Valuation risk The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

1	All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33-1/3% of the Fund’s total assets.

110   JPMORGAN MUNICIPAL BOND FUNDS

Risk and Reward Elements for the Funds

This table discusses the main elements that make up each Fund’s overall risk and reward characteristics. It also outlines each Fund’s policies toward various investments, including those that are designed to help certain Funds manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions
• Each Fund’s share price, yield and total return will fluctuate in response to bond market movements
• The value of most bonds will fall when interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value typically falls
• Adverse market, economic, political or other conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder a Fund from achieving its investment objective
• Mortgage-backed and asset-backed securities (securities representing an interest in, or secured by, a pool of mortgages or other assets such as receivables) and direct mortgages could generate capital losses or periods of low yields if they are paid off substantially earlier or later than anticipated
• Each Fund other than Short Term Municipal Bond Fund, Municipal Income Fund and the Tax Free Bond Fund, is non-diversified, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers

• Bonds have generally outperformed money market investments over the long term, with less risk than stocks
• Most bonds will rise in value when interest rates fall
• Mortgage-backed and asset-backed securities and direct mortgages can offer attractive returns

• Under normal circumstances the Funds plan to remain fully invested in bonds and other fixed-income securities and may invest uninvested cash in affiliated money market funds
• Bond investments may include U.S. and foreign corporate and government bonds, mortgage-backed and asset-backed securities, convertible securities, participation interests and private placements; see Investment Practices for a list of investments a particular Fund may use
• The Funds seek to limit risk and enhance total return or yields through careful management, sector allocation, individual securities selection and duration management
• During severe market downturns, the Funds have the option of investing up to 100% of assets in high quality short-term instruments
• The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities and mortgage prepayments

Credit quality
• The default of an issuer would leave a Fund with unpaid interest or principal
• Junk bonds (those rated BB, Ba or lower) have a higher risk of default, tend to be less liquid and may be more difficult to value
• Investment-grade bonds have a lower risk of default • Junk bonds offer higher yields and higher potential gains
• Each Fund maintains its own policies for balancing credit quality against potential yields and gains in light of its investment goals
• The adviser develops its own ratings of unrated securities and makes a credit quality determination for unrated securities

JULY 1, 2007   111

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

When-issued and delayed delivery securities
• When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• A Fund can take advantage of attractive transaction opportunities	• The Funds segregate or earmark liquid assets to offset leverage risks

Management choices
• A Fund could underperform its benchmark due to its sector, securities or duration choices	• A Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on those areas where it believes its commitment to research can most enhance returns and manage risks in a consistent way

112   JPMORGAN MUNICIPAL BOND FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*
• Derivatives such as futures, options, swaps and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred
• A Fund may have difficulty exiting a derivatives position
• Derivatives used for risk management or to increase a Fund’s gain may not have the intended effects and may result in losses or missed opportunities
• The counterparty to a derivatives contract could default
• Certain types of derivatives involve costs to the Funds which can reduce returns
• Derivatives that involve leverage could magnify losses
• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit a Fund’s investment flexibility
• Derivatives used for non-hedging purposes could cause losses that exceed the original investment
• Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund’s assets and defer recognition of certain of a Fund’s losses

• Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost
• A Fund could make money and protect against losses if management’s analysis proves correct
• Derivatives that involve leverage could generate substantial gains at low cost

• The Funds use derivatives, such as futures, options, swaps and forward foreign currency contracts for hedging and for risk management and to increase income or gains (i.e., to adjust duration or yield curve exposure or to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of a Fund’s exposure relative to its benchmark
• The Funds only establish hedges that they expect will be highly correlated with underlying positions
• The Funds may use derivatives to increase income or gain
• While the Funds may use derivatives that incidentally involve leverage, they do not use them for the specific purpose of leveraging their portfolios
• A Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Funds are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

JULY 1, 2007   113

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Securities lending
• When a Fund lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults
• The collateral will be subject to the
risks of the securities in which it is invested
• A Fund may enhance income through the investment of the collateral received from the borrower
• The adviser maintains a list of approved borrowers
• The Funds receive collateral equal to at least 100% of the current value of securities loaned plus accrued interest
• The lending agents indemnify a Fund against borrower default
• The adviser’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses
• Upon recall, the borrower must return the securities loaned within the normal settlement period

Illiquid holdings
• A Fund could have difficulty valuing these holdings precisely • A Fund could be unable to sell these holdings at the time or price desired	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities
• No Fund may invest more than 15% of net assets in illiquid holdings
• To maintain adequate liquidity to meet redemptions, each Fund may hold high quality short-term instruments (including repurchase agreements for all the Funds) and, for temporary or extraordinary purposes, may borrow up to 33-1/3% of the value of its total assets or draw on a line of credit

Short-term trading
• Increased trading would raise a Fund’s transaction costs
• Increased short-term capital gains distributions would raise shareholders’ income tax liability; such an increase in transaction costs and/or tax liability, if not offset by gains from short-term trading, would reduce a Fund’s returns
	• A Fund could realize gains in a short period of time • A Fund could protect against losses if a bond is overvalued and its value later falls	• The Funds may use short-term trading to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

114   JPMORGAN MUNICIPAL BOND FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

ETFs and other investment companies
• If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company
• The price movement of an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss
• Helps to manage smaller cash flows • Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries
• Generally, a Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (“1940 Act”)[1]
• Exemptive orders granted to various iShares funds (which are ETFs), other ETFs, and their investment advisers by the Securities and Exchange Commission (SEC) permit a Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs
• Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

1	Under the 1940 Act, a Fund may not own more than 3% of the outstanding voting stock of another investment company. Additionally, a Fund’s aggregate investments in other investment companies are restricted as follows: no more than 5% of a Fund’s total assets when a Fund invests in another investment company; and no more than 10% of its total assets when a Fund invests in two or more investment companies.

JULY 1, 2007   115

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for each share class for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the representative Fund’s annual report, which is available upon request.

Class A

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Short Term Municipal Bond Fund
Year Ended February 28, 2007	$10.10	$0.25	$0.04	$0.29	$(0.26)	$—	$(0.26)
July 1, 2005 to February 28, 2006 (d)	10.17	0.16	(0.07)	0.09	(0.16)	—	(0.16)
Year Ended June 30, 2005	10.16	0.23	0.02	0.25	(0.24)	—	(0.24)
Year Ended June 30, 2004	10.40	0.22	(0.21)	0.01	(0.22)	(0.03)	(0.25)
Year Ended June 30, 2003	10.21	0.26	0.20	0.46	(0.26)	(0.01)	(0.27)
Year Ended June 30, 2002	10.07	0.32	0.14	0.46	(0.32)	—	(0.32)

Municipal Income Fund
Year Ended February 28, 2007	9.79	0.35	0.01	0.36	(0.34)	—	(0.34)
July 1, 2005 to February 28, 2006 (d)	9.92	0.24	(0.14)	0.10	(0.23)	—	(0.23)
Year Ended June 30, 2005	9.79	0.37	0.14	0.51	(0.38)	—	(0.38)
Year Ended June 30, 2004	10.13	0.39	(0.35)	0.04	(0.38)	—	(0.38)
Year Ended June 30, 2003	9.93	0.40	0.20	0.60	(0.40)	—	(0.40)
Year Ended June 30, 2002	9.83	0.43	0.10	0.53	(0.43)	—	(0.43)

Arizona Municipal Bond Fund
Year Ended February 28, 2007	9.60	0.36	(0.02)	0.34	(0.36)	(0.04)	(0.40)
July 1, 2005 to February 28, 2006 (d)	9.84	0.25	(0.21)	0.04	(0.25)	(0.03)	(0.28)
Year Ended June 30, 2005	9.76	0.38	0.09	0.47	(0.39)	—	(0.39)
Year Ended June 30, 2004	10.19	0.38	(0.41)	(0.03)	(0.38)	(0.02)	(0.40)
Year Ended June 30, 2003	9.84	0.39	0.36	0.75	(0.40)	—	(0.40)
Year Ended June 30, 2002	9.67	0.39	0.20	0.59	(0.42)	—	(0.42)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

116   JPMORGAN MUNICIPAL BOND FUNDS

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (excluding imputed interest)	Net expenses (including imputed interest)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (excluding imputed interest)	Expenses without waivers, reimbursements and earnings credits (including imputed interest)	Portfolio turnover rate (b)

$10.13	2.93%	$43,798	0.80%	0.80%	2.55%	0.92%	0.92%	24%
10.10	0.89	67,143	0.80	0.80	2.33	0.92	0.92	13
10.17	2.47	85,690	0.80	0.80	2.28	1.08	1.08	41
10.16	0.11	107,434	0.80	0.80	2.10	1.16	1.16	138
10.40	4.57	109,112	0.80	0.80	2.53	1.15	1.15	110
10.21	4.64	49,927	0.80	0.80	3.13	1.15	1.15	94

9.81	3.76	106,260	0.84	0.91	3.53	0.93	1.00	39
9.79	1.04	116,863	0.84	0.99	3.68	0.94	1.09	28
9.92	5.25	126,834	0.85	0.96	3.66	0.98	1.09	39
9.79	0.39	131,692	0.84	0.90	3.84	0.99	1.05	48
10.13	6.17	183,392	0.84	0.90	4.02	0.99	1.05	74
9.93	5.52	166,452	0.84	0.90	4.40	0.99	1.05	94

9.54	3.61	32,842	0.88	0.88	3.77	1.01	1.01	30
9.60	0.37	32,964	0.88	0.88	3.82	1.01	1.01	4
9.84	4.87	26,429	0.86	0.86	3.86	0.99	0.99	5
9.76	(0.34)	16,352	0.84	0.84	3.76	0.99	0.99	11
10.19	7.73	11,576	0.84	0.84	3.91	0.99	0.99	18
9.84	6.25	9,462	0.84	0.84	4.26	0.99	0.99	12

JULY 1, 2007   117

Financial Highlights (continued)

Class A (continued)

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Total distributions
Kentucky Municipal Bond Fund
Year Ended February 28, 2007	$10.15	$0.40	$(0.06)	$0.34	$(0.40)	$(0.40)
July 1, 2005 to February 28, 2006 (d)	10.37	0.26	(0.22)	0.04	(0.26)	(0.26)
Year Ended June 30, 2005	10.26	0.39	0.11	0.50	(0.39)	(0.39)
Year Ended June 30, 2004	10.67	0.40	(0.41)	(0.01)	(0.40)	(0.40)
Year Ended June 30, 2003	10.32	0.40	0.36	0.76	(0.41)	(0.41)
Year Ended June 30, 2002	10.20	0.43	0.13	0.56	(0.44)	(0.44)

Louisiana Municipal Bond Fund
Year Ended February 28, 2007	10.01	0.40	(0.02)	0.38	(0.40)	(0.40)
July 1, 2005 to February 28, 2006 (d)	10.27	0.26	(0.26)	—	(0.26)	(0.26)
Year Ended June 30, 2005	10.15	0.40	0.12	0.52	(0.40)	(0.40)
Year Ended June 30, 2004	10.59	0.37	(0.44)	(0.07)	(0.37)	(0.37)
Year Ended June 30, 2003	10.21	0.38	0.38	0.76	(0.38)	(0.38)
Year Ended June 30, 2002	10.08	0.42	0.13	0.55	(0.42)	(0.42)

Michigan Municipal Bond Fund
Year Ended February 28, 2007	10.69	0.42	(0.05)	0.37	(0.41)	(0.41)
July 1, 2005 to February 28, 2006 (d)	10.90	0.29	(0.21)	0.08	(0.29)	(0.29)
Year Ended June 30, 2005	10.83	0.43	0.07	0.50	(0.43)	(0.43)
Year Ended June 30, 2004	11.30	0.45	(0.48)	(0.03)	(0.44)	(0.44)
Year Ended June 30, 2003	10.84	0.43	0.46	0.89	(0.43)	(0.43)
Year Ended June 30, 2002	10.65	0.46	0.19	0.65	(0.46)	(0.46)

Ohio Municipal Bond Fund
Year Ended February 28, 2007	10.88	0.42	(0.02)	0.40	(0.42)	(0.42)
July 1, 2005 to February 28, 2006 (d)	11.09	0.28	(0.21)	0.07	(0.28)	(0.28)
Year Ended June 30, 2005	10.98	0.41	0.12	0.53	(0.42)	(0.42)
Year Ended June 30, 2004	11.41	0.41	(0.43)	(0.02)	(0.41)	(0.41)
Year Ended June 30, 2003	11.01	0.40	0.41	0.81	(0.41)	(0.41)
Year Ended June 30, 2002	10.82	0.46	0.19	0.65	(0.46)	(0.46)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Includes interest expense of 0.01%.

118   JPMORGAN MUNICIPAL BOND FUNDS

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.09	3.44%	$12,841	0.88%		3.95%	1.04%	13%
10.15	0.42	14,245	0.88		3.85	1.04	4
10.37	4.97	17,032	0.86		3.76	1.00	3
10.26	(0.08)	13,935	0.86		3.84	1.01	5
10.67	7.48	15,593	0.86		3.86	1.01	9
10.32	5.61	13,099	0.86		4.30	1.01	15

9.99	3.89	40,170	0.88		3.99	1.07	10
10.01	0.05	41,687	0.89	(e)	3.88	1.07	2
10.27	5.20	53,725	0.87		3.82	1.13	3
10.15	(0.68)	59,497	0.86		3.58	1.16	2
10.59	7.58	76,095	0.86		3.65	1.16	10
10.21	5.59	69,037	0.86		4.15	1.16	22

10.65	3.53	60,941	0.86		3.89	0.97	21
10.69	0.71	71,898	0.86		3.99	0.97	4
10.90	4.69	78,000	0.86		3.93	1.01	12
10.83	(0.28)	77,774	0.85		3.96	1.00	10
11.30	8.37	97,090	0.85		3.91	1.00	11
10.84	6.22	69,371	0.85		4.28	1.00	8

10.86	3.74	67,941	0.88		3.87	1.00	19
10.88	0.62	76,935	0.88		3.80	1.00	4
11.09	4.85	78,525	0.86		3.72	1.10	7
10.98	(0.18)	74,235	0.85		3.63	1.16	16
11.41	7.44	87,877	0.85		3.61	1.16	15
11.01	6.08	47,914	0.85		4.23	1.16	21

JULY 1, 2007   119

Financial Highlights (continued)

Class A (continued)

							Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains		Total distributions
West Virginia Municipal Bond Fund
Year Ended February 28, 2007	$10.10	$0.38		$(0.02)		$0.36	$(0.39)	$—		$(0.39)
July 1, 2005 to February 28, 2006 (d)	10.32	0.27		(0.22)		0.05	(0.27)	—		(0.27)
Year Ended June 30, 2005	10.21	0.39		0.11		0.50	(0.39)	—		(0.39)
Year Ended June 30, 2004	10.64	0.39		(0.44)		(0.05)	(0.38)	—		(0.38)
Year Ended June 30, 2003	10.27	0.41		0.37		0.78	(0.41)	—		(0.41)
Year Ended June 30, 2002	10.14	0.46		0.13		0.59	(0.46)	—		(0.46)

Tax Free Bond Fund
Year Ended February 28, 2007	12.76	0.51		—		0.51	(0.52)	(0.03)		(0.55)
July 1, 2005 to February 28, 2006 (d)	13.04	0.33		(0.20)		0.13	(0.34)	(0.07)		(0.41)
Year Ended June 30, 2005	12.90	0.54		0.33		0.87	(0.53)	(0.20)		(0.73)
Year Ended June 30, 2004	13.44	0.55		(0.52)		0.03	(0.55)	(0.02)		(0.57)
Year Ended June 30, 2003	12.91	0.55		0.54		1.09	(0.56)	—		(0.56)
Year Ended June 30, 2002	12.74	0.57		0.18		0.75	(0.58)	—		(0.58)

California Tax Free Bond Fund
Year Ended February 28, 2007	10.38	$0.39		$(0.02)		0.37	(0.37)	—		(0.37)
September 1, 2005 to February 28, 2006 ( e )	10.48	0.18		(0.08)		0.10	(0.18)	(0.02)		(0.20)
Year Ended August 31, 2005	10.77	0.37		(0.14)		0.23	(0.36)	(0.16)		(0.52)
Year Ended August 31, 2004	10.80	0.37		0.22		0.59	(0.38)	(0.24)		(0.62)
Year Ended August 31, 2003	11.07	0.39		(0.22)		0.17	(0.40)	(0.04)		(0.44)
September 10, 2001 ( f) to August 31, 2002	10.90	0.40		0.17		0.57	(0.40)	—		(0.40)

Intermediate Tax Free Bond Fund
Year Ended February 28, 2007	10.77	0.39	( g)	—	( h)	0.39	(0.39)	—	( h)	(0.39)
September 1, 2005 to February 28, 2006 ( e )	10.94	0.20		(0.14)		0.06	(0.19)	(0.04)		(0.23)
Year Ended August 31, 2005	11.11	0.39		(0.13)		0.26	(0.39)	(0.04)		(0.43)
December 31, 2003 ( f) to August 31, 2004	11.10	0.27	( g)	0.01		0.28	(0.27)	—		(0.27)

New York Tax Free Bond Fund
Year Ended February 28, 2007	7.08	0.26	( g )	(0.03)		0.23	(0.26)	—		(0.26)
September 1, 2005 to February 28, 2006 ( e)	7.19	0.12		(0.10)		0.02	(0.12)	(0.01)		(0.13)
Year Ended August 31, 2005	7.40	0.25		(0.12)		0.13	(0.23)	(0.11)		(0.34)
Year Ended August 31, 2004	7.35	0.25		0.15		0.40	(0.24)	(0.11)		(0.35)
Year Ended August 31, 2003	7.45	0.26	( g )	(0.10)		0.16	(0.26)	—	( h)	(0.26)
Year Ended August 31, 2002	7.37	0.26	( g )	0.10		0.36	(0.27)	(0.01)		(0.28)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	The Fund changed its fiscal year end from August 31 to the last day of February.

( f)	Commencement of offering of class of shares.

( g)	Calculated based upon average shares outstanding.

( h)	Amount rounds to less than $0.01.

( i)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

( j)	Includes interest expense of 0.01%.

120   JPMORGAN MUNICIPAL BOND FUNDS

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$10.07	3.63%	$12,147	0.88%		3.89%	1.04%		17%
10.10	0.47	7,985	0.88		3.98	1.05		4
10.32	4.93	7,677	0.86		3.74	1.01		4
10.21	(0.50)	7,695	0.85		3.66	1.01		20
10.64	7.77	10,045	0.84		3.97	1.00		10
10.27	5.89	6,422	0.86		4.48	1.01		12

12.72	4.03	126,207	0.75		4.02	0.95		31
12.76	0.98	106,675	0.75		3.87	0.93		30
13.04	6.82	102,064	0.79		3.99	0.96		43
12.90	0.27	57,927	0.84		4.16	0.99		20
13.44	8.59	67,693	0.83		4.22	0.98		12
12.91	5.97	51,859	0.83		4.47	0.98		11

10.38	3.68	7,968	0.60		3.65	1.02		22
10.38	0.91	13,372	0.60		3.50	1.09		4
10.48	2.21	14,547	0.60		3.47	1.12		40
10.77	5.62	17,070	0.60		3.47	1.19		43
10.80	1.51	22,000	0.60		3.56	1.16		49
11.07	5.33	23,000	0.60		3.70	1.23		65

10.77	3.73	54,750	0.75		3.67	0.93		19
10.77	0.53	57,348	0.75		3.62	0.94		6
10.94	2.35	60,474	0.75		3.56	0.97		28
11.11	2.55	726	0.73		3.52	9.03	( i)	65

7.05	3.34	51,749	0.76	( j)	3.65	0.95		11
7.08	0.24	59,428	0.75		3.34	0.97		5
7.19	1.84	64,005	0.75		3.18	1.04		25
7.40	5.57	84,997	0.75		3.32	1.12		30
7.35	2.15	88,000	0.75		3.45	1.07		38
7.45	5.06	107,000	0.75		3.58	1.09		75

JULY 1, 2007   121

Financial Highlights (continued)

Class B

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Short Term Municipal Bond Fund
Year Ended February 28, 2007	$10.18	$0.21	$0.03	$0.24	$(0.21)	$—	$(0.21)
July 1, 2005 to February 28, 2006 (d)	10.25	0.13	(0.07)	0.06	(0.13)	—	(0.13)
Year Ended June 30, 2005	10.23	0.19	0.02	0.21	(0.19)	—	(0.19)
Year Ended June 30, 2004	10.47	0.17	(0.21)	(0.04)	(0.17)	(0.03)	(0.20)
Year Ended June 30, 2003	10.28	0.21	0.20	0.41	(0.21)	(0.01)	(0.22)
Year Ended June 30, 2002	10.14	0.27	0.14	0.41	(0.27)	—	(0.27)

Municipal Income Fund
Year Ended February 28, 2007	9.73	0.29	0.02	0.31	(0.28)	—	(0.28)
July 1, 2005 to February 28, 2006 (d)	9.86	0.20	(0.14)	0.06	(0.19)	—	(0.19)
Year Ended June 30, 2005	9.74	0.30	0.14	0.44	(0.32)	—	(0.32)
Year Ended June 30, 2004	10.08	0.32	(0.35)	(0.03)	(0.31)	—	(0.31)
Year Ended June 30, 2003	9.89	0.34	0.19	0.53	(0.34)	—	(0.34)
Year Ended June 30, 2002	9.79	0.37	0.10	0.47	(0.37)	—	(0.37)

Arizona Municipal Bond Fund
Year Ended February 28, 2007	9.69	0.30	(0.03)	0.27	(0.30)	(0.04)	(0.34)
July 1, 2005 to February 28, 2006 (d)	9.92	0.21	(0.20)	0.01	(0.21)	(0.03)	(0.24)
Year Ended June 30, 2005	9.85	0.32	0.08	0.40	(0.33)	—	(0.33)
Year Ended June 30, 2004	10.30	0.31	(0.43)	(0.12)	(0.31)	(0.02)	(0.33)
Year Ended June 30, 2003	9.92	0.32	0.39	0.71	(0.33)	—	(0.33)
Year Ended June 30, 2002	9.75	0.35	0.18	0.53	(0.36)	—	(0.36)

Kentucky Municipal Bond Fund
Year Ended February 28, 2007	10.08	0.33	(0.06)	0.27	(0.33)	—	(0.33)
July 1, 2005 to February 28, 2006 (d)	10.30	0.22	(0.22)	—	(0.22)	—	(0.22)
Year Ended June 30, 2005	10.19	0.33	0.11	0.44	(0.33)	—	(0.33)
Year Ended June 30, 2004	10.60	0.33	(0.41)	(0.08)	(0.33)	—	(0.33)
Year Ended June 30, 2003	10.26	0.34	0.34	0.68	(0.34)	—	(0.34)
Year Ended June 30, 2002	10.14	0.38	0.12	0.50	(0.38)	—	(0.38)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

122   JPMORGAN MUNICIPAL BOND FUNDS

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (excluding imputed interest)	Net expenses (including imputed interest)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (excluding imputed interest)	Expenses without waivers, reimbursements and earnings credits (including imputed interest)	Portfolio turnover rate (b)

$10.21	2.40%	$9,005	1.30%	1.30%	2.05%	1.42%	1.42%	24%
10.18	0.54	13,024	1.30	1.30	1.82	1.42	1.42	13
10.25	2.01	16,334	1.30	1.30	1.77	1.68	1.68	41
10.23	(0.40)	20,726	1.30	1.30	1.60	1.81	1.81	138
10.47	4.04	22,804	1.30	1.30	2.02	1.80	1.80	110
10.28	4.10	7,728	1.30	1.30	2.66	1.80	1.80	94

9.76	3.29	34,456	1.43	1.50	2.95	1.43	1.50	39
9.73	0.62	55,914	1.44	1.59	3.09	1.44	1.59	28
9.86	4.53	69,964	1.47	1.58	3.05	1.58	1.69	39
9.74	(0.27)	89,997	1.49	1.55	3.19	1.64	1.70	48
10.08	5.56	120,581	1.49	1.55	3.37	1.64	1.70	74
9.89	4.78	111,849	1.49	1.55	3.75	1.64	1.70	94

9.62	2.83	1,477	1.51	1.51	3.16	1.51	1.51	30
9.69	0.05	2,387	1.51	1.51	3.18	1.51	1.51	4
9.92	4.10	2,158	1.48	1.48	3.24	1.59	1.59	5
9.85	(1.18)	1,831	1.49	1.49	3.11	1.64	1.64	11
10.30	7.09	1,761	1.49	1.49	3.25	1.64	1.64	18
9.92	5.53	1,032	1.49	1.49	3.62	1.64	1.64	12

10.02	2.79	4,261	1.53	1.53	3.31	1.54	1.54	13
10.08	(0.01)	7,806	1.52	1.52	3.21	1.54	1.54	4
10.30	4.34	9,413	1.49	1.49	3.12	1.60	1.60	3
10.19	(0.73)	10,533	1.51	1.51	3.18	1.66	1.66	5
10.60	6.73	14,947	1.51	1.51	3.21	1.66	1.66	9
10.26	4.97	14,559	1.51	1.51	3.65	1.66	1.66	15

JULY 1, 2007   123

Financial Highlights (continued)

Class B (continued)

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Louisiana Municipal Bond Fund
Year Ended February 28, 2007	$10.02	$0.33	$(0.02)	$0.31	$(0.33)	$—	$(0.33)
July 1, 2005 to February 28, 2006 (d)	10.27	0.22	(0.25)	(0.03)	(0.22)	—	(0.22)
Year Ended June 30, 2005	10.15	0.33	0.12	0.45	(0.33)	—	(0.33)
Year Ended June 30, 2004	10.58	0.31	(0.43)	(0.12)	(0.31)	—	(0.31)
Year Ended June 30, 2003	10.21	0.32	0.37	0.69	(0.32)	—	(0.32)
Year Ended June 30, 2002	10.08	0.36	0.13	0.49	(0.36)	—	(0.36)

Michigan Municipal Bond Fund
Year Ended February 28, 2007	10.23	0.32	(0.03)	0.29	(0.35)	—	(0.35)
July 1, 2005 to February 28, 2006 (d)	10.45	0.22	(0.20)	0.02	(0.24)	—	(0.24)
Year Ended June 30, 2005	10.40	0.34	0.08	0.42	(0.37)	—	(0.37)
Year Ended June 30, 2004	10.87	0.35	(0.45)	(0.10)	(0.37)	—	(0.37)
Year Ended June 30, 2003	10.45	0.35	0.44	0.79	(0.37)	—	(0.37)
Year Ended June 30, 2002	10.29	0.38	0.18	0.56	(0.40)	—	(0.40)

Ohio Municipal Bond Fund
Year Ended February 28, 2007	10.96	0.37	(0.05)	0.32	(0.35)	—	(0.35)
July 1, 2005 to February 28, 2006 (d)	11.16	0.24	(0.21)	0.03	(0.23)	—	(0.23)
Year Ended June 30, 2005	11.05	0.35	0.11	0.46	(0.35)	—	(0.35)
Year Ended June 30, 2004	11.49	0.34	(0.44)	(0.10)	(0.34)	—	(0.34)
Year Ended June 30, 2003	11.08	0.34	0.41	0.75	(0.34)	—	(0.34)
Year Ended June 30, 2002	10.90	0.39	0.18	0.57	(0.39)	—	(0.39)

West Virginia Municipal Bond Fund
Year Ended February 28, 2007	10.09	0.34	(0.05)	0.29	(0.32)	—	(0.32)
July 1, 2005 to February 28, 2006 (d)	10.30	0.23	(0.22)	0.01	(0.22)	—	(0.22)
Year Ended June 30, 2005	10.20	0.32	0.10	0.42	(0.32)	—	(0.32)
Year Ended June 30, 2004	10.62	0.32	(0.43)	(0.11)	(0.31)	—	(0.31)
Year Ended June 30, 2003	10.26	0.35	0.36	0.71	(0.35)	—	(0.35)
Year Ended June 30, 2002	10.13	0.38	0.14	0.52	(0.39)	—	(0.39)

Tax Free Bond Fund
Year Ended February 28, 2007	12.73	0.42	(0.01)	0.41	(0.43)	(0.03)	(0.46)
July 1, 2005 to February 28, 2006 (d)	13.01	0.27	(0.20)	0.07	(0.28)	(0.07)	(0.35)
Year Ended June 30, 2005	12.88	0.45	0.32	0.77	(0.44)	(0.20)	(0.64)
Year Ended June 30, 2004	13.42	0.47	(0.52)	(0.05)	(0.47)	(0.02)	(0.49)
Year Ended June 30, 2003	12.89	0.47	0.54	1.01	(0.48)	—	(0.48)
Year Ended June 30, 2002	12.72	0.48	0.19	0.67	(0.50)	—	(0.50)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Includes interest expense of 0.01%.

124   JPMORGAN MUNICIPAL BOND FUNDS

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.00	3.21%	$6,128	1.53%		3.34%	1.57%	10%
10.02	(0.30)	8,580	1.54	(e)	3.23	1.57	2
10.27	4.48	11,643	1.51		3.18	1.73	3
10.15	(1.17)	13,298	1.51		2.93	1.81	2
10.58	6.90	16,332	1.51		3.00	1.81	10
10.21	4.90	13,085	1.51		3.50	1.81	22

10.17	2.88	22,644	1.47		3.28	1.47	21
10.23	0.23	26,334	1.47		3.37	1.47	4
10.45	4.12	30,233	1.49		3.30	1.60	12
10.40	(0.93)	33,018	1.50		3.32	1.65	10
10.87	7.64	38,980	1.50		3.26	1.65	11
10.45	5.49	28,567	1.50		3.63	1.65	8

10.93	2.99	27,079	1.50		3.26	1.50	19
10.96	0.28	39,832	1.50		3.18	1.50	4
11.16	4.21	48,375	1.49		3.08	1.70	7
11.05	(0.91)	56,279	1.50		2.98	1.81	16
11.49	6.82	73,263	1.50		2.99	1.81	15
11.08	5.30	58,650	1.50		3.59	1.81	21

10.06	2.96	5,463	1.53		3.26	1.54	17
10.09	0.14	8,131	1.53		3.33	1.55	4
10.30	4.17	9,177	1.51		3.09	1.61	4
10.20	(1.15)	10,626	1.50		3.02	1.66	20
10.62	7.08	12,568	1.49		3.33	1.65	10
10.26	5.26	10,008	1.51		3.83	1.66	12

12.68	3.24	11,836	1.44		3.33	1.45	31
12.73	0.52	13,634	1.43		3.18	1.43	30
13.01	6.06	16,129	1.46		3.36	1.55	43
12.88	(0.38)	13,446	1.49		3.51	1.64	20
13.42	7.92	17,324	1.48		3.57	1.63	12
12.89	5.33	13,003	1.48		3.82	1.63	11

JULY 1, 2007   125

Financial Highlights (continued)

Class B (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intermediate Tax Free Bond Fund
Year Ended February 28, 2007	$10.62	$0.32	(f)	$(0.01)	$0.31	$(0.32)	$— (g)	$(0.32)
September 1, 2005 to February 28, 2006 (d)	10.79	0.16		(0.13)	0.03	(0.16)	(0.04)	(0.20)
Year Ended August 31, 2005	10.98	0.31		(0.15)	0.16	(0.31)	(0.04)	(0.35)
December 31, 2003 (e) to August 31, 2004	11.10	0.21	(f)	(0.12)	0.09	(0.21)	—	(0.21)

New York Tax Free Bond Fund
Year Ended February 28, 2007	7.09	0.21	(f)	(0.03)	0.18	(0.21)	—	(0.21)
September 1, 2005 to February 28, 2006 (d)	7.20	0.10		(0.10)	—	(0.10)	(0.01)	(0.11)
Year Ended August 31, 2005	7.41	0.19		(0.12)	0.07	(0.17)	(0.11)	(0.28)
Year Ended August 31, 2004	7.36	0.20		0.15	0.35	(0.19)	(0.11)	(0.30)
Year Ended August 31, 2003	7.46	0.20	(f)	(0.10)	0.10	(0.20)	— (g)	(0.20)
Year Ended August 31, 2002	7.38	0.21	(f)	0.08	0.29	(0.20)	(0.01)	(0.21)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

126   JPMORGAN MUNICIPAL BOND FUNDS

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$ 10.61	2.99%	$7,550	1.43%	3.02%	1.43%		19%
10.62	0.20	10,023	1.43	3.01	1.44		6
10.79	1.47	10,845	1.43	2.95	1.43		28
10.98	0.85	22	1.50	2.86	13.40	(h)	65

7.06	2.60	11,273	1.45	2.95	1.45		11
7.09	(0.10)	16,125	1.47	2.62	1.47		5
7.20	1.08	18,416	1.50	2.42	1.53		25
7.41	4.73	22,699	1.55	2.52	1.62		30
7.36	1.34	25,037	1.55	2.64	1. 57		38
7.46	4.08	21,000	1.57	2.74	1.59		75

JULY 1, 2007   127

Financial Highlights (continued)

Class C

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Short Term Municipal Bond Fund
Year Ended February 28, 2007	$10.18	$0.22	$0.02	$0.24	$(0.21)	$—	$(0.21)
July 1, 2005 to February 28, 2006 (d)	10.25	0.13	(0.07)	0.06	(0.13)	—	(0.13)
Year Ended June 30, 2005	10.23	0.19	0.01	0.20	(0.18)	—	(0.18)
Year Ended June 30, 2004	10.47	0.17	(0.21)	(0.04)	(0.17)	(0.03)	(0.20)
Year Ended June 30, 2003	10.28	0.21	0.20	0.41	(0.21)	(0.01)	(0.22)
November 1, 2001 (e) to June 30, 2002	10.28	0.17	0.01	0.18	(0.18)	—	(0.18)

Municipal Income Fund
Year Ended February 28, 2007	9.72	0.28	0.03	0.31	(0.28)	—	(0.28)
July 1, 2005 to February 28, 2006 (d)	9.85	0.20	(0.14)	0.06	(0.19)	—	(0.19)
Year Ended June 30, 2005	9.73	0.30	0.14	0.44	(0.32)	—	(0.32)
Year Ended June 30, 2004	10.07	0.33	(0.35)	(0.02)	(0.32)	—	(0.32)
Year Ended June 30, 2003	9.88	0.33	0.20	0.53	(0.34)	—	(0.34)
Year Ended June 30, 2002	9.79	0.36	0.10	0.46	(0.37)	—	(0.37)

Arizona Municipal Bond Fund
Year Ended February 28, 2007	9.67	0.31	(0.04)	0.27	(0.30)	(0.04)	(0.34)
July 1, 2005 to February 28, 2006 (d)	9.92	0.21	(0.22)	(0.01)	(0.21)	(0.03)	(0.24)
February 19, 2005 (e) to June 30, 2005	9.96	0.13	(0.02)	0.11	(0.15)	—	(0.15)

Michigan Municipal Bond Fund
Year Ended February 28, 2007	10.22	0.35	(0.07)	0.28	(0.35)	—	(0.35)
July 1, 2005 to February 28, 2006 (d)	10.44	0.24	(0.21)	0.03	(0.25)	—	(0.25)
February 19, 2005 (e) to June 30, 2005	10.51	0.15	(0.05)	0.10	(0.17)	—	(0.17)

Ohio Municipal Bond Fund
Year Ended February 28, 2007	10.93	0.36	(0.03)	0.33	(0.36)	—	(0.36)
July 1, 2005 to February 28, 2006 (d)	11.15	0.25	(0.23)	0.02	(0.24)	—	(0.24)
February 19, 2005 (e) to June 30, 2005	11.22	0.14	(0.04)	0.10	(0.17)	—	(0.17)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

128   JPMORGAN MUNICIPAL BOND FUNDS

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (excluding imputed interest)	Net expenses (including imputed interest)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (excluding imputed interest)	Expenses without waivers, reimbursements and earnings credits (including imputed interest)	Portfolio turnover rate (b)

$10.21	2.40%	$21,490	1.30%	1.30%	2.04%	1.42%	1.42%	24%
10.18	0.55	36,022	1.30	1.30	1.82	1.42	1.42	13
10.25	2.00	52,332	1.30	1.30	1.77	1.68	1.68	41
10.23	(0.41)	77,977	1.30	1.30	1.60	1.81	1.81	138
10.47	4.02	94,853	1.30	1.30	2.03	1.80	1.80	110
10.28	3.97	35,477	1.30	1.30	2.54	1.82	1.82	94

9.75	3.29	19,137	1.43	1.50	2.94	1.43	1.50	39
9.72	0.62	26,635	1.44	1.59	3.09	1.44	1.59	28
9.85	4.55	33,941	1.47	1.58	3.05	1.58	1.69	39
9.73	(0.26)	41,703	1.49	1.55	3.19	1.64	1.70	48
10.07	5.46	58,554	1.49	1.55	3.36	1.64	1.70	74
9.88	4.81	42,670	1.49	1.55	3.74	1.64	1.70	94

9.60	2.85	2,456	1.51	1.51	3.14	1.51	1.51	30
9.67	(0.09)	1,826	1.51	1.51	3.20	1.51	1.51	4
9.92	1.07	422	1.48	1.48	3.20	1.50	1.50	5

10.15	2.84	4,381	1.47	1.47	3.26	1.47	1.47	21
10.22	0.27	2,325	1.47	1.47	3.38	1.47	1.47	4
10.44	0.98	1,133	1.48	1.48	3.31	1.55	1.55	12

10.90	3.06	5,658	1.49	1.49	3.25	1.50	1.50	19
10.93	0.19	2,711	1.51	1.51	3.19	1.51	1.51	4
11.15	0.86	585	1.47	1.47	3.18	1.51	1.51	7

JULY 1, 2007   129

Financial Highlights (continued)

Class C (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
California Tax Free Bond Fund
Year Ended February 28, 2007	$10.34	$0.32		$0.01	$0.33	$(0.33)	$—	$(0.33)
September 1, 2005 to February 28, 2006 (d)	10.44	0.16		(0.09)	0.07	(0.15)	(0.02)	(0.17)
February 19, 2005 (e) to August 31, 2005	10.55	0.17		(0.09)	0.08	(0.19)	—	(0.19)

Intermediate Tax Free Bond Fund
Year Ended February 28, 2007	10.60	0.32	(f)	(0.01)	0.31	(0.32)	— (g)	(0.32)
September 1, 2005 to February 28, 2006 (d)	10.77	0.16		(0.13)	0.03	(0.16)	(0.04)	(0.20)
Year Ended August 31, 2005	11.01	0.31		(0.19)	0.12	(0.32)	(0.04)	(0.36)
December 31, 2003 (e) to August 31, 2004	11.10	0.21	(f)	(0.09)	0.12	(0.21)	—	(0.21)

New York Tax Free Bond Fund
Year Ended February 28, 2007	7.08	0.21	(f)	(0.03)	0.18	(0.21)	—	(0.21)
September 1, 2005 to February 28, 2006 (d)	7.19	0.09		(0.09)	—	(0.10)	(0.01)	(0.11)
Year Ended August 31, 2005	7.41	0.18		(0.11)	0.07	(0.18)	(0.11)	(0.29)
Year Ended August 31, 2004	7.36	0.19		0.16	0.35	(0.19)	(0.11)	(0.30)
January 31, 2003 (e) to August 31, 2003	7.46	0.10	(f)	(0.09)	0.01	(0.11)	— (g)	(0.11)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

130   JPMORGAN MUNICIPAL BOND FUNDS

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$ 10.34	3.22%	$147	1.10%	3.16%	1.51%		22%
10.34	0.68	147	1.10	2.99	1.59		4
10.44	0.76	107	1.10	2.89	1.53		40

10.59	3.01	3,939	1.43	3.00	1.43		19
10.60	0.23	2,508	1.43	3.00	1.44		6
10.77	1.05	1,774	1.45	2.82	2.21		28
11.01	1.13	82	1.50	2.83	14.81	(h)	65

7.05	2.62	1,854	1.45	2.96	1.45		11
7.08	(0.10)	2,197	1.47	2.61	1.47		5
7.19	1.00	2,032	1.50	2.42	1.53		25
7.41	4.73	1,922	1.55	2.52	1.61		30
7.36	0.17	2,000	1.55	2.40	1.57		38

JULY 1, 2007   131

Legal Proceedings and Additional Fee and Expense Information

LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION
AFFECTING THE JPMT II FUNDS AND FORMER ONE GROUP MUTUAL FUNDS

On June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed pursuant to a distribution plan to certain current and former shareholders of funds identified in the distribution plan. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) it managed in the aggregate amount of approximately $8 million annually over a five-year period commencing September 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and its current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

In addition, on August 30, 2005, the commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right to Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. In June 2007, the matter, which generally related to the same facts that were the subject of the SEC Order and NYAG settlement discussed above, was settled, and the West Virginia Order will be vacated.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

The following information is provided with respect to the Funds which are series of JPMorgan Trust II and any funds which acquired the assets of funds which were series of One Group Mutual Funds. The settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

132   JPMORGAN MUNICIPAL BOND FUNDS

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIA that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ration” is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIA and/or its affiliates, as applicable.

The Funds offered in this prospectus are not subject to a Reduced Rate.

JULY 1, 2007   133

Legal Proceedings and Additional Fee and Expense Information (continued)

Non-Reduced Rate Funds

The table below shows the ratios for Class A, Class B and Class C Shares for the following Funds which are subject to the Non-Reduced Rate.

NON-REDUCED RATE FUNDS

	Class	Net Expense Ratio %	Gross Expense Ratio %
JPMorgan Short Term Municipal Bond Fund	A	0.80	0.92
	B	1.30	1.42
	C	1.30	1.42

JPMorgan Municipal Income Fund	A	0.96	1.02
	B	1.52	1.52
	C	1.52	1.52

JPMorgan Arizona Municipal Bond Fund	A	0.88	1.01
	B	1.51	1.51
	C	1.51	1.51

JPMorgan Kentucky Municipal Bond Fund	A	0.88	1.04
	B	1.53	1.54
	C	1.53	1.54

JPMorgan Louisiana Municipal Bond Fund	A	0.88	1.07
	B	1.53	1.57
	C	1.53	1.57

JPMorgan Michigan Municipal Bond Fund	A	0.88	0.97
	B	1.47	1.4 7
	C	1.47	1.47

JPMorgan Ohio Municipal Bond Fund	A	0.88	1.00
	B	1.50	1.50
	C	1.50	1.50
JPMorgan West Virginia Municipal Bond Fund	A	0.88	1.04
	B	1.53	1.54
	C	1.53	1.54

JPMorgan Tax Free Bond Fund	A	0.75	0.95
	B	1.44	1.45
	C	1.44	1.45

JPMorgan Intermediate Tax Free Bond Fund	A	0.75	0. 93
	B	1.43	1.43
	C	1.43	1.43

134   JPMORGAN MUNICIPAL BOND FUNDS

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On 7/1/07, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIA and/or its affiliates; and the Gross Expense Ratios thereafter.

“Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year. “Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

JULY 1, 2007   135

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Short Term Municipal Bond Fund

	Class A				Class C
Period Ended	Annual Costs	Gross Cumulative	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$305	2.64%	1.86%	1.86%	$132	5.00%	3.70%	3.70%
June 30, 2009	96	7.77	5.01	4.08	150	10.25	7.41	3.58
June 30, 2010	100	13.16	10.34	4.08	155	15.76	11.26	3.58
June 30, 2011	104	18.82	14.84	4.08	161	21.55	15.24	3.58
June 30, 2012	108	24.76	19.52	4.08	167	27.63	19.37	3.58
June 30, 2013	112	30.99	24.40	4.08	173	34.01	23.64	3.58
June 30, 2014	117	37.54	29.48	4.08	179	40.71	28.07	3.58
June 30, 2015	122	44.42	34.76	4.08	185	47.75	32.65	3.58
June 30, 2016	127	51. 64	40.26	4.08	192	55.13	37.40	3.58
June 30, 2017	132	59.22	45.98	4.08	199	62.89	42.32	3.58

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2008	$132	$432	5.00%	2.00%	3.70%	0.70%	3.70%	0.70%
June 30, 2009	150	450	10.25	7.25	7.41	4.41	3.58	0.69
June 30, 2010	155	355	15.76	13.76	11.26	9.26	3.58	1.72
June 30, 2011	161	261	21.55	20.55	15.24	14.24	3.58	2.68
June 30, 2012	167	167	27.63	27.63	19.37	19.37	3.58	3.58
June 30, 2013	173	173	34.01	34.01	23.64	23.64	3.58	3.58
June 30, 2014	116	116	40.71	40.71	28.6 8	28.6 8	4.08	4.08
June 30, 2015	121	121	47.75	47.75	33.93	33.93	4.08	4.08
June 30, 2016	126	126	55.13	55.13	39.40	39.40	4.08	4.08
June 30, 2017	131	131	62.89	62.89	45.09	45.09	4.08	4.08

1	Class B Shares automatically convert to Class A Shares after six years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

136   JPMORGAN MUNICIPAL BOND FUNDS

JPMorgan Municipal Income Fund

	Class A				Class C
Period Ended	Annual Costs	Gross Cumulative	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$469	1.06%	0.14%	0.14%	$155	5.00%	3.48%	3.48%
June 30, 2009	104	6.12	4.12	3.98	160	10.25	7.08	3.48
June 30, 2010	108	11.42	8 .27	3.98	165	15.76	10. 81	3.48
June 30, 2011	113	16.99	12.58	3.98	171	21.55	14.6 6	3.48
June 30, 2012	117	22.84	17.06	3.98	177	27.63	18.65	3.48
June 30, 2013	122	28.98	21.72	3.98	183	34.01	22.78	3.48
June 30, 2014	127	35.43	26.5 6	3.98	190	40.71	27.08	3.48
June 30, 2015	132	42.21	31.60	3.98	196	47.75	31.48	3.48
June 30, 2016	137	49.32	36.64	3.98	203	55.13	36.05	3.48
June 30, 2017	142	56.78	42.28	3.98	210	62.89	40.79	3.48

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers of Class C Shares for the first year (period ended June 30, 2008) would be as follows:

Annual Costs	Gross Cumulative	Net Cumulative Return	Net Annual Return
$255	4.00%	2.48%	2.48%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2008	$155	$655	5.00%	0.00%	3.48%	–1.52%	3.48	–1.52%
June 30, 2009	160	560	10.25	6.25	7.08	3.0 8	3.48	–0.39
June 30, 2010	165	466	15.7 6	12.76	10.81	7.81	3.48	0.68
June 30, 2011	171	471	21.55	18.55	14.66	11.66	3.48	0.77
June 30, 2012	177	377	27.63	25.63	18.65	16.65	3.48	1.74
June 30, 2013	183	283	34.01	33.01	22.78	21.78	3.48	2.64
June 30, 2014	190	190	40.71	40.71	27.06	27.06	3.48	3.48
June 30, 2015	196	196	47.75	47.75	31.48	31.48	3.48	3.48
June 30, 2016	137	137	55.13	55.13	36.71	36.71	3.98	3.98
June 30, 2017	142	142	62.89	62.89	42.15	42.15	3.98	3.98

1	Class B Shares automatically convert to Class A Shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

JULY 1, 2007   137

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Arizona Municipal Bond Fund

	Class A				Class C [1]
Period Ended	Annual Costs	Gross Cumulative	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$461	1.06%	0.22%	0.22%	$154	5.00%	3.49%	3.49%
June 30, 2009	103	6.12	4.21	3.99	159	10.25	7.10	3.49
June 30, 2010	107	11.42	8.37	3.99	165	15.76	10.84	3.49
June 30, 2011	112	16.99	12.70	3.99	170	21.55	14.71	3.49
June 30, 2012	116	22.84	17.19	3.99	17 6	27.63	18.71	3.49
June 30, 2013	121	28.98	21.87	3.99	182	34.01	22.85	3.49
June 30, 2014	126	35.4 3	26.73	3.99	189	40.71	27.14	3.49
June 30, 2015	131	42.21	31.79	3.99	195	47.75	31.5 8	3.49
June 30, 2016	136	49.32	37.05	3.99	202	55.13	36.17	3.49
June 30, 2017	141	56.78	42.51	3.99	209	62.89	40.92	3.49

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers of Class C Shares for the first year (period ended June 30, 2008) would be as follows:

Annual Costs	Gross Cumulative	Net Cumulative Return	Net Annual Return
$254	4.00%	2.49%	2.49%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2008	$154	$654	5.00%	0.00%	3.49%	–1.51%	3.49%	–1.51%
June 30, 2009	159	559	10.25	6.25	7.10	3.10	3.49	–0.38
June 30, 2010	165	465	15.76	12.76	10.84	7.84	3.49	0.69
June 30, 2011	170	470	21.55	18.55	14.71	11.71	3.49	0.78
June 30, 2012	176	376	27.63	25.63	18.71	16.71	3.49	1.75
June 30, 2013	182	282	34.01	33.01	22.85	21.85	3.49	2.65
June 30, 2014	189	189	40.71	40.71	27.14	27.14	3.49	3.49
June 30, 2015	195	195	47.75	47.75	31.58	31.58	3.49	3.49
June 30, 2016	136	136	55.13	55.13	36.83	36.83	3.99	3.99
June 30, 2017	141	141	62.89	62.89	42.29	42.29	3.99	3.99

1	Class B Shares automatically convert to Class A Shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

138   JPMORGAN MUNICIPAL BOND FUNDS

JPMorgan Kentucky Municipal Bond Fund

	Class A				Class C
Period Ended	Annual Costs	Gross Cumulative	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$461	1.06%	0.22%	0.22%	$156	5.00%	3.47%	3.47%
June 30, 2009	106	6.12	4.1 8	3.96	162	10.25	7.05	3.46
June 30, 2010	110	11.42	8.31	3.96	16 8	15.76	10.75	3.46
June 30, 2011	115	16.99	12.60	3.96	174	21.5 5	14.59	3.46
June 30, 2012	119	22.84	17.06	3.96	180	27.63	1 8.55	3.46
June 30, 2013	124	28.98	21.69	3.96	1 86	34.01	22.65	3.46
June 30, 2014	129	35.43	26.51	3.96	192	40.71	25.90	3.46
June 30, 2015	134	42.21	31.52	3.9 6	199	47.75	31.29	3.46
June 30, 2016	139	49.32	3 6.73	3.9 6	206	55.13	35.83	3.46
June 30, 2017	145	56.78	42.14	3.9 6	213	62.89	40.53	3.4 6

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers of Class C Shares for the first year (period ended June 30, 2008) would be as follows:

Annual Costs	Gross Cumulative	Net Cumulative Return	Net Annual Return
$2.56	4.00%	2.47%	2.47%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2008	$15 6	$655	5.00%	0.00%	3.47%	–1.53%	3.47%	–1.53%
June 30, 2009	162	562	10.25	6.25	7.05	3.05	3.46	–0.41
June 30, 2010	168	46 8	15.76	12.76	10.75	7.75	3.46	0.66
June 30, 2011	174	474	21.55	18.55	14.59	11.59	3.4 6	0.75
June 30, 2012	180	3 80	27. 63	25.63	18.55	16.65	3.4 6	1.71
June 30, 2013	186	286	34.01	33.01	22.65	21.65	3.4 6	2.62
June 30, 2014	192	192	40.71	40.71	26.90	26.90	3.4 6	3.4 6
June 30, 2015	199	199	47.75	47.75	31.29	31.29	3.46	3.4 6
June 30, 2016	139	139	55.13	55.13	36.49	36.49	3.9 6	3.96
June 30, 2017	145	145	62.89	62.89	41. 89	41.89	3. 96	3.96

1	Class B Shares automatically convert to Class A Shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

JULY 1, 2007   139

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Louisiana Municipal Bond Fund

	Class A				Class C
Period Ended	Annual Costs	Gross Cumulative	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$461	1.06%	0.22%	0.22%	$156	5.00%	3.47%	3.47%
June 30, 2009	109	6.12	4.15	3.93	165	10.25	7.02	3.43
June 30, 2010	114	11.42	8.2 5	3.93	171	15.76	10.69	3.43
June 30, 2011	118	16.99	12.50	3.93	177	21.55	14.49	3.43
June 30, 2012	123	22.84	16.92	3.93	1 83	27.63	16.4 1	3.43
June 30, 2013	12 8	2 8.9 8	21.52	3.93	189	34.01	22.47	3.43
June 30, 2014	133	35.43	26.29	3.93	196	40.71	26.6 8	3.43
June 30, 2015	138	42.21	31.26	3.93	202	47.75	31.02	3.43
June 30, 2016	143	49.32	36.42	3.93	209	55.13	35.51	3.43
June 30, 2017	149	56.78	41.78	3.93	216	62.89	40.16	3.43

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers of Class C Shares for the first year (period ended June 30, 2008) would be as follows:

Annual Costs	Gross Cumulative	Net Cumulative Return	Net Annual Return
$256	4.00%	2.47%	2.47%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2008	$156	$656	5.00%	0.00%	3.47	–1. 53%	3.47	–1.53%
June 30, 2009	165	566	10.25	6.25	7.02	3.02	3.43	–0.44
June 30, 2010	171	471	1 5.76	12.76	10.69	7.69	3.43	0.63
June 30, 2011	177	477	21.55	18.55	14.49	11.49	3.43	0.72
June 30, 2012	183	383	27.63	25.63	18.41	16.41	3.43	1.68
June 30, 2013	189	289	34.01	33.01	22.47	21.47	3.43	2.59
June 30, 2014	196	1 96	40.71	40.71	2 6.68	2 6.68	3.43	3.43
June 30, 2015	202	202	47.75	47.75	31.02	31.02	3.43	3.43
June 30, 2016	143	143	55.13	55.13	36.17	36.17	3.93	3.93
June 30, 2017	149	149	62.89	62.89	41.52	41.52	3.93	3.93

1	Class B Shares automatically convert to Class A Shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

140   JPMORGAN MUNICIPAL BOND FUNDS

JPMorgan Michigan Municipal Bond Fund

	Class A				Class C
Period Ended	Annual Costs	Gross Cumulative	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$461	1.06%	0.22%	0.22%	$150	5.00%	3.53%	3.53%
June 30, 2009	99	6.12	4.2 5	4.03	155	10.25	7.18	3.53
June 30, 2010	103	11.42	8.46	4.03	160	15.76	10.97	3.53
June 30, 2011	107	16.99	12.83	4.03	166	21.55	14.89	3.53
June 30, 2012	112	22.84	17.37	4.03	172	27.63	18.94	3.53
June 30, 2013	116	28. 98	22.10	4.03	178	34.01	23.14	3.53
June 30, 2014	121	35.43	27.02	4.03	1 84	40.71	27.49	3.53
June 30, 2015	126	42.21	32.14	4.03	191	47.75	31.99	3.53
June 30, 2016	131	49.32	37.47	4.03	197	55.13	36.65	3.53
June 30, 2017	136	5 6.78	43.01	4.03	204	62. 89	41.47	3.53

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers of Class C Shares for the first year (period ended June 30, 2008) would be as follows:

Annual Costs	Gross Cumulative	Net Cumulative Return	Net Annual Return
$250	4.00%	2.53%	2.53%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2008	$150	$650	5.00%	0.00%	3.53%	–1.47%	3.53%	–1.47%
June 30, 2009	155	555	10.25	6.25	7.18	3.18	3.53	–0.33
June 30, 2010	160	460	15.76	12.76	10.97	7.97	3. 53	0.73
June 30, 2011	166	466	21.55	18.55	14.89	11. 89	3. 53	0.83
June 30, 2012	172	372	27.63	25.63	18.94	16.94	3.53	1.79
June 30, 2013	17 8	278	34.01	33.01	23.14	22.14	3.53	2.69
June 30, 2014	184	184	40.71	40.71	27.49	27.49	3.53	3.53
June 30, 2015	191	191	47.75	47.75	31.99	31.99	3.53	3.53
June 30, 2016	131	131	55.13	55.13	37.31	37.31	4.03	4.03
June 30, 2017	136	136	62.89	62.89	42.84	42.84	4.03	4.03

1	Class B Shares automatically convert to Class A Shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

JULY 1, 2007   141

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Ohio Municipal Bond Fund

	Class A				Class C
Period Ended	Annual Costs	Gross Cumulative	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$461	1.06%	0.22%	0.22%	$153	5.00%	3.50%	3.60%
June 30, 2009	102	6.12	4.22	4.00	158	10.25	7.12	3.50
June 30, 2010	106	11.42	8.39	4.00	163	15.76	10. 87	3.50
June 30, 2011	111	16.99	12.73	4.00	169	21.55	14.75	3.60
June 30, 2012	115	22.84	17.24	4.00	175	27.63	18.77	3.50
June 30, 2013	120	28.98	21.93	4.00	1 81	34.01	22.93	3.50
June 30, 2014	124	35.43	26.80	4.00	1 88	40.71	27.23	3.50
June 30, 2015	129	42.21	31.88	4.00	194	47.75	31.68	3.50
June 30, 2016	135	49.32	37.15	4.00	201	5 5.13	36.29	3.50
June 30, 2017	140	56.78	42.64	4.00	205	62.89	41.06	3.50

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers of Class C Shares for the first year (period ended June 30, 2008) would be as follows:

Annual Costs	Gross Cumulative	Net Cumulative Return	Net Annual Return
$253	4.00%	2.50%	2.50%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2008	$153	$653	5.00%	0.00%	3.50%	–1.50%	3. 50%	–1.50%
June 30, 2009	158	558	10.25	6.25	7.12	3.12	3.50	–0.36
June 30, 2010	163	463	15.76	12.76	10.87	7. 87	3.50	0.70
June 30, 2011	169	469	21.55	18.55	14.75	11.75	3.50	0.79
June 30, 2012	175	375	27.63	25.63	1 8.77	16.77	3.50	1.76
June 30, 2013	181	281	34.01	33.01	22.93	21.93	3. 50	2. 66
June 30, 2014	18 8	1 88	40.71	40.71	27.23	27.23	3.50	3.50
June 30, 2015	194	194	47.75	47.75	31.68	31.68	3.50	3.50
June 30, 2016	134	134	55.13	55.13	36.9 5	36.9 5	4.00	4.00
June 30, 2017	140	140	62.89	62.89	42.43	42.43	4.00	4.00

1	Class B Shares automatically convert to Class A Shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

142   JPMORGAN MUNICIPAL BOND FUNDS

JPMorgan West Virginia Municipal Bond Fund

	Class A				Class C
Period Ended	Annual Costs	Gross Cumulative	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$461	1.06%	0.22%	0.22%	$156	5.00%	3.47%	3.47%
June 30, 2009	106	6.12	4.1 8	3 .96	162	10.25	7.05	3.46
June 30, 2010	110	11.42	8.31	3.96	1 68	15.76	10.75	3.46
June 30, 2011	115	16.99	12.60	3.96	174	21.55	14. 59	3.46
June 30, 2012	119	22.84	17.06	3.96	1 80	27.63	18.55	3.46
June 30, 2013	124	2 8.98	21.69	3.96	1 8 6	34.01	22.65	3.46
June 30, 2014	129	35.43	26 .51	3.96	192	40.71	26.90	3.46
June 30, 2015	134	42.21	31.52	3.96	199	47.75	31.29	3.46
June 30, 2016	139	49.32	36.73	3.96	206	55.13	35. 83	3.46
June 30, 2017	145	56.78	42.14	3.96	213	62.89	40.53	3.46

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers of Class C Shares for the first year (period ended June 30, 2008) would be as follows:

Annual Costs	Gross Cumulative	Net Cumulative Return	Net Annual Return
$256	4.00%	2.47%	2.47%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2008	$156	$65 6	5.00%	0.00%	3.47%	–1.53%	3.47	–1.53%
June 30, 2009	162	562	10.25	6.25	7.05	3.05	3.46	–0.41
June 30, 2010	168	46 8	15.76	12.76	1 0.75	7.75	3.46	0.66
June 30, 2011	174	474	21.55	1 8.55	14.59	11.59	3.46	0.75
June 30, 2012	180	380	27.63	25.63	18.55	16.5 5	3.46	1.71
June 30, 2013	186	286	34.01	33.01	22.65	21.65	3.46	2. 62
June 30, 2014	192	192	40.71	40.71	26.90	26.90	3.46	3.46
June 30, 2015	199	199	47.75	47.75	31.29	31.29	3.46	3.46
June 30, 2016	139	139	55.13	55.13	36.49	36.49	3.96	3.96
June 30, 2017	145	145	62.89	62.89	41.89	41.89	3.9 6	3.96

1	Class B Shares automatically convert to Class A Shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

JULY 1, 2007   143

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Tax Free Bond Fund

	Class A				Class C
Period Ended	Annual Costs	Gross Cumulative	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$449	1.06%	0.34%	0.34%	$147	5.00%	3.56%	3.56%
June 30, 2009	97	6.12	4.40	4.05	153	10.25	7.24	3.55
June 30, 2010	101	11.42	8.63	4.05	158	15.76	11.04	3.55
June 30, 2011	105	16.9 9	13.03	4.05	164	21.55	14.99	3.55
June 30, 2012	110	22.84	17.61	4.05	170	27.63	19.07	3.56
June 30, 2013	114	28.98	22.37	4.05	176	34.01	23.29	3.55
June 30, 2014	119	35.43	27.3 3	4.05	1 82	40.71	27.67	3.55
June 30, 2015	123	42.21	32.49	4.05	1 88	47.75	32. 20	3.55
June 30, 2016	128	49.32	37.85	4.05	195	55.13	36.90	3.55
June 30, 2017	134	56.7 8	43.44	4.05	202	62.89	41.76	3.5 5

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers of Class C Shares for the first year (period ended June 30, 2008) would be as follows:

Annual Costs	Gross Cumulative	Net Cumulative Return	Net Annual Return
$247	4.00%	2.56%	2.56%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2008	$147	$647	5.00%	0.00%	3.56%	–1.44%	3.56%	–1.44%
June 30, 2009	1 53	553	10.25	6.25	7.24	3.24	3.55	–0.31
June 30, 2010	158	458	15.76	12.76	11.04	8.04	3.55	0.75
June 30, 2011	164	464	21.55	18.55	14.99	11.99	3.55	0.8 5
June 30, 2012	170	370	27.63	25.63	19.07	17.07	3.55	1. 81
June 30, 2013	176	276	34.01	33.01	23.29	22.29	3.55	2.71
June 30, 2014	182	182	40.71	40.71	27.67	27.67	3.55	3.55
June 30, 2015	188	188	47.75	47.75	32.20	32.20	3.55	3.55
June 30, 2016	128	128	55.13	55.13	37.56	37.56	4.05	4.05
June 30, 2017	133	133	62.89	62.89	43.13	43.13	4.0 5	4.0 5

1	Class B Shares automatically convert to Class A Shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

144   JPMORGAN MUNICIPAL BOND FUNDS

JPMorgan Intermediate Tax Free Bond Fund

	Class A				Class C
Period Ended	Annual Costs	Gross Cumulative	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$449	1.06%	0.34%	0.34%	$146	5.00%	3. 57%	3.57%
June 30, 2009	95	6.12	4.42	4.07	151	10.25	7.27	3.57
June 30, 2010	99	11.42	8.67	4.07	156	15.7 6	11.10	3.57
June 30, 2011	103	16.99	13.10	4.07	162	21.55	15.06	3.57
June 30, 2012	107	22.84	17.70	4.07	167	27.63	19.17	3. 57
June 30, 2013	112	2 8.98	22.49	4.07	173	34.01	23.43	3.57
June 30, 2014	116	35.43	27.4 8	4.07	1 80	40.71	27.83	3.57
June 30, 2015	121	42.21	32.66	4.07	186	47.75	32.40	3.57
June 30, 2016	126	49.32	38.0 6	4.07	193	55.13	37.12	3.57
June 30, 2017	131	56.78	43.68	4.07	200	62.89	42.02	3.57

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers of Class C Shares for the first year (period ended June 30, 2008) would be as follows:

Annual Costs	Gross Cumulative	Net Cumulative Return	Net Annual Return
$246	4.00%	2. 57%	2.57%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2008	$146	$646	5.00%	0.00%	3.57%	–1.43%	3.57%	–1.43%
June 30, 2009	151	551	10.25	6.25	7.27	3.27	3.57	–0.29
June 30, 2010	156	45 6	15.76	12.76	11.10	8.10	3.57	0.77
June 30, 2011	162	462	21.55	18.55	15.06	12.06	3.57	0.87
June 30, 2012	167	367	27.63	25.63	19.17	17.17	3.57	1. 8 3
June 30, 2013	173	273	34.01	33.01	23.43	22.43	3.57	2.73
June 30, 2014	180	180	40.71	40.71	27.83	27.83	3.57	3.57
June 30, 2015	186	186	47.75	47.75	32.40	32.40	3.57	3.57
June 30, 2016	12 6	12 6	55.13	55.13	37.78	37.78	4.07	4.07
June 30, 2017	131	131	62.89	62.89	43.39	43.39	4.07	4.07

1	Class B Shares automatically convert to Class A Shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

JULY 1, 2007   145

This Page Intentionally Left Blank.

This Page Intentionally Left Blank.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

If you buy shares through a Financial Intermediary, please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102
1-202-551-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for each of the Funds, except the California Tax Free Bond Fund, Intermediate Tax Free Bond Fund and New York Tax Free Bond Fund is 811-4236.

Investment Company Act File No. for the California Tax Free Bond Fund, Intermediate Tax Free Bond Fund and New York Tax Free Bond Fund is 811-21295.

© JPMorgan Chase & Co., 2007 All rights reserved. July 2007.	PR- MBTF ABC-707

PROSPECTUS JULY 1, 2007

JPMorgan

Municipal Bond

Funds

Select Class Shares

JPMorgan Short Term Municipal Bond Fund
JPMorgan Municipal Income Fund
JPMorgan Arizona Municipal Bond Fund
JPMorgan Kentucky Municipal Bond Fund
JPMorgan Louisiana Municipal Bond Fund
JPMorgan Michigan Municipal Bond Fund
JPMorgan Ohio Municipal Bond Fund
JPMorgan West Virginia Municipal Bond Fund
JPMorgan Tax Free Bond Fund
JPMorgan California Tax Free Bond Fund
JPMorgan Intermediate Tax Free Bond Fund
JPMorgan New York Tax Free Bond Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Short Term Municipal Bond Fund	1
JPMorgan Municipal Income Fund	7
JPMorgan Arizona Municipal Bond Fund	13
JPMorgan Kentucky Municipal Bond Fund	19
JPMorgan Louisiana Municipal Bond Fund	25
JPMorgan Michigan Municipal Bond Fund	31
JPMorgan Ohio Municipal Bond Fund	37
JPMorgan West Virginia Municipal Bond Fund	43
JPMorgan Tax Free Bond Fund	49
JPMorgan California Tax Free Bond Fund	5 4
JPMorgan Intermediate Tax Free Bond Fund	6 0
JPMorgan New York Tax Free Bond Fund	6 6
The Funds’ Management and Administration	7 2
How to Do Business with the Funds	7 5
Purchasing Fund Shares	7 5
Networking and Sub-Transfer Agency Fees	78
Exchanging Fund Shares	79
Redeeming Fund Shares	79
Shareholder Information	8 1
Distributions and Taxes	8 1
Shareholder Statements and Reports	8 4
Availability of Proxy Voting Record	8 4
Portfolio Holdings Disclosure	8 4
Investment Practices	8 5
Risk and Reward Elements for the Funds	9 1
Financial Highlights	9 6
Legal Proceedings and Additional Fee and Expense Information	102
How to Reach Us	Inside back cover

JPMorgan Short Term Municipal Bond Fund

What is the goal of the Fund?

The Fund seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

What are the Fund’s main investment strategies?

The Fund invests in a portfolio of municipal bonds with an average weighted maturity of three years or less. From time to time, a significant portion of the Fund’s total assets may be invested in municipal housing authority obligations. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from federal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Up to 100% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals.

The Fund also invests in mortgage-backed and asset-backed securities, as well as auction rate securities and restricted securities. The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

The Fund will, from time to time, invest more than 25% of its total assets in municipal housing authority obligations. Up to 20% of the Fund’s assets may be held in cash and cash equivalents. The Fund’s average weighted maturity normally will be three years or less. See page 8 5 for a discussion on average weighted maturity.

The Fund invests in municipal bonds that are rated investment grade by Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s Corporation (S&P) or Fitch Ratings (Fitch). With respect to short-term securities such as tax-exempt commercial paper, notes and variable rate demand obligations, the Fund invests in securities rated in one of the two highest investment grade categories. If a security has both a long-term and a short-term rating, it must have a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories. The Fund may also invest in unrated securities of comparable quality.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its asset s in cash and cash equivalents . Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

JULY 1, 2007   1

JPMorgan Short Term Municipal Bond Fund (continued)

Investment Process

JPMorgan Investment Advisors Inc. (JPMIA or the adviser) selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIA looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types within the municipal securities market. JPMIA selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other instruments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in municipal bonds in the lowest investment grade category. Such securities are considered to have speculative characteristics and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Alternative Minimum Tax.  The Fund may invest all of its assets in municipal bonds, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

Prepayment and Call Risk.   The Fund may invest in mortgage-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging, risk management or to increase income or gain may not be successful resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

Temporary Defensive Positions and Redemption Risks.   To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments

2   JPMORGAN MUNICIPAL BOND FUNDS

may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 85 –94 .

JULY 1, 2007   3

JPMorgan Short Term Municipal Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and the life of the Fund. It compares that performance to the Lehman Brothers Short Municipal Bond Index, a broad-based securities market index, and the Lipper Short Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	2nd quarter, 2002	2.39%	Worst Quarter	2nd quarter, 2004	–1.51%

*	Performance data includes performance of the Pegasus Short Municipal Bond Fund for the period before it was consolidated with the Fund on March 22, 1999.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 0.76%.

4   JPMORGAN MUNICIPAL BOND FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2006*

	Past 1 Year	Past 5 Years	Life of Fund
SELECT CLASS
Return Before Taxes	3.05	2.89	3.51
Return After Taxes on Distributions	3.05	2.86	3.49
Return After Taxes on Distributions and Sale of Fund Shares	2.97	2.85	3.47

LEHMAN BROTHERS SHORT MUNICIPAL BOND INDEX1 , ˆ (Reflects No Deduction for Fees, Expenses or Taxes)	3.0 9	2.99	3.89

LIPPER SHORT MUNICIPAL DEBT FUNDS INDEX2 , ˆ (Reflects No Deduction for Taxes)	3.12	2.46	3.18

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The performance data includes the performance of the Pegasus Short Municipal Bond Fund for the period before it was consolidated with the Fund on March 22, 1999.

1	The Lehman Brothers Short Municipal Bond Index is an unmanaged index of investment grade, tax-exempt municipal bonds with short-term maturities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

2	The Lipper Short Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2007   5

JPMorgan Short Term Municipal Bond Fund (continued)

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from fund assets)

Select Class
Management Fees	0.25
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.17

Total Annual Operating Expenses	0.67
Fee Waivers and Expense Reimbursements[2]	(0.12)

Net Expenses[2]	0.55

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIA, the Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan ) exceed 0.55% of its average daily net assets through 6/30/08. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
56	202	361	823

6   JPMORGAN MUNICIPAL BOND FUNDS

JPMorgan Municipal Income Fund

What is the goal of the Fund?

The Fund seeks current income exempt from federal income taxes.

What are the Fund’s main investment strategies?

The Fund invests in a portfolio of municipal bonds, including mortgage-backed securities. While current income is the Fund’s primary focus, it seeks to produce income in a manner consistent with the preservation of principal.

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from federal income tax. This is a fundamental policy. For the purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. The Fund also invests in mortgage-backed securities and restricted securities. The securities in which the Fund invests may have fixed rates of return or floating or variable rates.

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Up to 100% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals.

As a matter of fundamental policy, the Fund will not invest more than 25% of its total assets: (i) in securities within a single industry; or (ii) in securities of governmental units or issuers in the same state, territory or possession. However, from time to time, the Fund will invest more than 25% of its total assets in municipal housing authority obligations.

The Fund’s average weighted maturity will range from three to 15 years, although the Fund may shorten its average weighted maturity to as little as two years if appropriate for temporary defensive purposes. See page 8 5 for a discussion on average weighted maturity.

The Fund invests in municipal bonds that are rated investment grade by Moody’s, S&P or Fitch. With respect to short-term securities such as tax-exempt commercial paper, notes and variable rate demand obligations, the Fund invests in securities rated in one of the two highest investment grade categories. If a security has both a long-term and a short-term rating, it must have a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories. The Fund may also invest in unrated securities of comparable quality.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its asset s in cash and cash equivalents . Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

JULY 1, 2007   7

JPMorgan Municipal Income Fund (continued)

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIA looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types within the municipal securities market. JPMIA selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues.

Prepayment and Call Risk.  The Fund may invest in mortgage-backed securities and asset-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other instruments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in municipal bonds in the lowest investment grade category. Such securities are considered to have speculative characteristics and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Alternative Minimum Tax.  The Fund may invest all of its assets in municipal bonds, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their

8   JPMORGAN MUNICIPAL BOND FUNDS

alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging, risk management or to increase income or gain may not be successful resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

Temporary Defensive Positions and Redemption Risks.   To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 85 –94 .

JULY 1, 2007   9

JPMorgan Municipal Income Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, a broad-based securities market index, and the Lipper Intermediate Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2000	3.49%	Worst Quarter	2nd quarter, 2004	–2.32%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 0.71%.

10   JPMORGAN MUNICIPAL BOND FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2006

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS
Return Before Taxes	3.89	4.19	4.61
Return After Taxes on Distributions	3.89	4.18	4.61
Return After Taxes on Distributions and Sale of Fund Shares	3.84	4.18	4.62

LEHMAN BROTHERS COMPETITIVE INTERMEDIATE (1–17 YEAR) MATURITIES INDEX1 , ˆ (Reflects No Deduction for Fees, Expenses or Taxes)	4.08	4.75	5.26

LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX2 , ˆ (Reflects No Deduction for Taxes)	3.87	4.26	4.61

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Lehman Brothers Competitive Intermediate (1–17 Y ear) Maturities Index is an unmanaged index comprised of investment grade, tax-exempt bonds with maturities of 1 to 17 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

2	The Lipper Intermediate Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2007   11

JPMorgan Municipal Income Fund (continued)

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Fund assets)

	Select Class
Management Fees		0.30
Distribution (Rule 12b-1) Fees		NONE
Shareholder Service Fees		0.25
Other Expenses[1]
Imputed interest expense on floating rate notes[2]	0.07
Remainder of Other Expenses	0.13
Total Other Expenses		0.20
Acquired Fund Fees and Expenses [3]		0.02

Total Annual Operating Expenses [4,5]		0.77
Fee Waivers and Expense Reimbursements [5]		(0.0 6)
Net Expenses [5]		0.71

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Imputed interest expense on floating rate notes” includes expenses related to the Fund’s liability with respect to floating rate notes issued by trusts whose inverse floater certificates are held by the Fund. The Fund also records offsetting interest income relating to the municipal obligation underlying such transactions. Therefore, the Fund’s net asset values per share and total returns have not been affected by these additional expenses.

3	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 2/28/07. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

4	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

5	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest (which includes imputed interest), taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.62% of the average daily net assets of the Select Class Shares through 6/30/08. Without the Expenses on Imputed Interest and the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.68% for Select Class Shares and Net Expenses would have been 0. 62%.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
7 3	2 40	422	949

12   JPMORGAN MUNICIPAL BOND FUNDS

JPMorgan Arizona Municipal Bond Fund

What is the goal of the Fund?

The Fund seeks current income exempt from federal income tax and Arizona personal income tax, consistent with the preservation of principal.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal income tax and Arizona personal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. A portion of the Fund’s total assets also may be invested in municipal bonds issued by other states and territories.

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Up to 100% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals.

The securities in which the Fund invests may have fixed rates of return or floating or variable rates. The Fund’s average weighted maturity normally will be between three and 15 years, although the Fund may invest in securities with any maturity. See page 8 5 for a discussion on average weighted maturity.

The Fund invests in municipal bonds that are rated investment grade by Moody’s, S&P or Fitch. With respect to short-term securities such as tax-exempt commercial paper, notes and variable rate demand obligations, the Fund invests in securities rated in one of the two highest investment grade categories. If a security has both a long-term and a short-term rating, it must have a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories. The Fund may also invest in unrated securities of comparable quality.

The Fund may invest in mortgage-backed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its asset s in cash and cash equivalents . Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIA looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types within the municipal securities market. JPMIA selects individual securities after performing a risk/reward evaluation

JULY 1, 2007   13

JPMorgan Arizona Municipal Bond Fund (continued)

of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Geographic Concentration Risk.  Because the Fund is not diversified and because it concentrates its investments in the securities of Arizona issuers, certain factors affecting Arizona including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives may have a disproportionately negative affect on the Fund’s investments. For example, although Arizona’s population growth continues to outpace the national average, this growth is expensive and Arizona’s economic outlook depends on its ability to match long-term revenues with expenditures. In addition, Arizona’s continued growth depends, to some extent, on its ability to manage its water resources.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other instruments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in municipal bonds in the lowest investment grade category. Such securities are considered to have speculative characteristics and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Alternative Minimum Tax.  The Fund may invest all of its assets in municipal bonds, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

Prepayment and Call Risk.  The Fund may invest in mortgage-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging, risk management or to increase income or gain may not be successful resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

14   JPMORGAN MUNICIPAL BOND FUNDS

Non-Diversification Risk.  The Fund is “non-diversified.” This means that the Fund may invest a more significant portion of its assets in the securities of a single issuer than can a “diversified” fund. Non-diversification increases the risk of loss to the Fund if an issuer fails to make interest or principal payments or if the market value of a security declines.

Temporary Defensive Positions and Redemption Risks.   To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 85 –94 .

JULY 1, 2007   15

JPMorgan Arizona Municipal Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, a broad-based securities market index, and the Lipper Intermediate Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2002	4.65%	Worst Quarter	2nd quarter, 2004	–2.27%

*	The performance information for periods prior to January 20, 1997 reflects the performance of a common trust fund. The Fund commenced operations on January 20, 1997 subsequent to the transfer of assets from a common trust fund with substantially similar investment objectives, policies, guidelines and restrictions as the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 0.64%.

16   JPMORGAN MUNICIPAL BOND FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2006*

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS
Return Before Taxes	3.54	4.19	4.46
Return After Taxes on Distributions	3.47	4.14	4.38
Return After Taxes on Distributions and Sale of Fund Shares	3.80	4.19	4.44

LEHMAN BROTHERS COMPETITIVE INTERMEDIATE (1–17 YEAR) MATURITIES INDEX1 , ˆ (Reflects No Deduction for Fees, Expenses or Taxes)	4.08	4.75	5.26

LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX2 , ˆ (Reflects No Deduction for Taxes)	3.87	4.26	4.61

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The performance information for periods prior to January 20, 1997 reflects the performance of a common trust fund. The Fund commenced operations on January 20, 1997 subsequent to the transfer of assets from a common trust fund with substantially similar investment objectives, policies, guidelines and restrictions as the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

1	The Lehman Brothers Competitive Intermediate (1–17 Y ear) Maturities Index is an unmanaged index comprised of investment grade, tax-exempt bonds with maturities of 1 to 17 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

2	The Lipper Intermediate Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2007   17

JPMorgan Arizona Municipal Bond Fund (continued)

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Fund assets)

Select Class
Management Fees	0.30
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.21
Total Annual Operating Expenses	0.76
Fee Waivers and Expense Reimbursements[2]	(0.13)
Net Expenses[2]	0.63

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIA, the Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan ) exceed 0.63% of its average daily net assets through 6/30/08. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
64	230	410	930

18   JPMORGAN MUNICIPAL BOND FUNDS

JPMorgan Kentucky Municipal Bond Fund

What is the goal of the Fund?

The Fund seeks current income exempt from federal income tax and Kentucky personal income tax, consistent with the preservation of principal.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the interest from which is exempt from both federal income tax and Kentucky personal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. A portion of the Fund’s total assets also may be invested in municipal bonds issued by other states and territories.

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Up to 100% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals.

The securities in which the Fund invests may have fixed rates of return or floating or variable rates. The Fund’s average weighted maturity normally will be between three and 15 years, although the Fund may invest in securities with any maturity. See page 8 5 for a discussion on average weighted maturity.

The Fund invests in municipal bonds that are rated investment grade by Moody’s, S&P or Fitch. With respect to short-term securities such as tax-exempt commercial paper, notes and variable rate demand obligations, the Fund invests in securities rated in one of the two highest investment grade categories. If a security has both a long-term and a short-term rating, it must have a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories. The Fund may also invest in unrated securities of comparable quality.

The Fund may also invest in zero-coupon, pay-in-kind and deferred payment securities. The Fund may invest in mortgage-backed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its asset s in cash and cash equivalents . Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured, or guaranteed by, the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIA looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types

JULY 1, 2007   19

JPMorgan Kentucky Municipal Bond Fund (continued)

within the municipal securities market. JPMIA selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Geographic Concentration Risk.  Because the Fund is not diversified and because it concentrates its investments in the securities of issuers in Kentucky, risks arise which might not be present if the Fund invested in securities of issuers located in additional states. Because of limitations in Kentucky’s constitution, securities issued by Kentucky and its agencies are general obligations of the issuer only in those very rare instances when they are approved by the voters in a statewide referendum. In all other instances, payment is dependent on only the revenues generated directly from the properties financed by the securities or on the lease payments from a user, which may be bound only by a short-term lease. Securities issued by counties, cities, taxing districts and other political subdivisions of Kentucky are not so restricted but are subject to various other limitations. Securities issued by some other states or their agencies or political subdivisions are not subject to limitations such as those contained in Kentucky’s constitution.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other instruments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in municipal bonds in the lowest investment grade category. Such securities are considered to have speculative characteristics and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Alternative Minimum Tax.  The Fund may invest all of its assets in municipal bonds, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

Prepayment and Call Risk.  The Fund may invest in mortgage-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could

20   JPMORGAN MUNICIPAL BOND FUNDS

result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging, risk management or to increase income or gain may not be successful resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

Non-Diversification Risk.  The Fund is “non-diversified.” This means that the Fund may invest a more significant portion of its assets in the securities of a single issuer than can a “diversified” fund. Non-diversification increases the risk of loss to the Fund if an issuer fails to make interest or principal payments or if the market value of a security declines.

Temporary Defensive Positions and Redemption Risks.   To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 85 –94 .

JULY 1, 2007   21

JPMorgan Kentucky Municipal Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, a broad-based securities market index and the Lipper Intermediate Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	3rd quarter, 2002	4.20%	Worst Quarter	2nd quarter, 2004	–2.07%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 0.56%.

22   JPMORGAN MUNICIPAL BOND FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2006

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS
Return Before Taxes	3.47	4.16	4.51
Return After Taxes on Distributions	3.47	4.15	4.50
Return After Taxes on Distributions and Sale of Fund Shares	3. 74	4.17	4.52

LEHMAN BROTHERS COMPETITIVE INTERMEDIATE (1–17 YEAR) MATURITIES INDEX1 , ˆ (Reflects No Deduction for Fees, Expenses or Taxes)	4.08	4.75	5.26

LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX2 , ˆ (Reflects No Deduction for Taxes)	3.87	4.26	4.61

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Lehman Brothers Competitive Intermediate (1–17 Y ear) Maturities Index is an unmanaged index comprised of investment grade, tax-exempt bonds with maturities of 1 to 17 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

2	The Lipper Intermediate Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2007   23

JPMorgan Kentucky Municipal Bond Fund (continued)

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Fund assets)

Select Class
Management Fees	0.30
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.24
Total Annual Operating Expenses	0.79
Fee Waivers and Expense Reimbursements[2]	(0.16)
Net Expenses[2]	0.63

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIA, the Fund’s Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan ) exceed 0.63 % of its average daily net assets through 6/30/08. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
64	236	423	963

24   JPMORGAN MUNICIPAL BOND FUNDS

JPMorgan Louisiana Municipal Bond Fund

What is the goal of the Fund?

The Fund seeks current income exempt from federal income tax and Louisiana personal income tax, consistent with the preservation of principal.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Louisiana personal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. A portion of the Fund’s total assets also may be invested in municipal bonds issued by other states and territories.

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Up to 100% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals.

The securities in which the Fund invests may have fixed rates of return or floating or variable rates. The Fund’s average weighted maturity normally will be between three and 15 years, although the Fund may invest in securities with any maturity. See page 8 5 for a discussion on average weighted maturity.

The Fund invests in municipal bonds that are rated investment grade by Moody’s, S&P or Fitch. With respect to short-term securities such as tax-exempt commercial paper, notes and variable rate demand obligations, the Fund must invest in one of the two highest investment grade categories except the Fund also may invest in short-term tax-exempt municipal securities rated at least MIG3 (VMIG3) by Moody’s or SP-2 by S&P. If a security has both a long-term and a short-term rating, it must have a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories. The Fund may also invest in unrated securities of comparable quality.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures con tracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

The Fund also may invest in zero-coupon, pay-in-kind and deferred payment securities. The Fund may invest in mortgage-backed securities.

For cash management or temporary defensive purposes, the Fund may invest any portion of its asset s in cash and cash equivalents . Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured, or guaranteed by, the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

JULY 1, 2007   25

JPMorgan Louisiana Municipal Bond Fund (continued)

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIA looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types within the municipal securities market. JPMIA selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Geographic Concentration Risk.  Because the Fund is not diversified and because it concentrates its investments in the securities of issuers in Louisiana, certain factors affecting Louisiana may have a disproportionately negative impact on the Fund’s investments. In addition to typical factors impacting the Louisiana economy such as overall economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives, Hurricane Katrina and Hurricane Rita have had a significant impact upon the Louisiana state economy and more directly on that of the economy of New Orleans and its surrounding areas. Louisiana’s economy is heavily dependent on a single industry — the energy industry (oil and gas). However, prior to the hurricanes, Louisiana had made significant efforts to diversify its economy with the tourism industry as a whole having become the second largest private employer in the State. It is likely that the Louisiana economy and these industries in particular will suffer financial or operational difficulties resulting from the effects of the hurricanes, and these anticipated difficulties could adversely affect the ability of Louisiana municipal issuers to make prompt payments of principal and interest. The default or credit-rating downgrade of one of these issuers could adversely affect the market value and marketability of all Louisiana municipal securities and have a negative impact on the Fund’s performance.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other instruments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in municipal bonds in the lowest investment grade category and short-term tax-exempt municipal securities rated in lower categories . Such securities are considered to have speculative characteristics and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Alternative Minimum Tax.  The Fund may invest all of its assets in municipal bonds, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

Prepayment and Call Risk.  The Fund may invest in mortgage-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage- and asset-backed

26   JPMORGAN MUNICIPAL BOND FUNDS

securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging, risk management or to increase income or gain may not be successful resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

Non-Diversification Risk.  The Fund is “non-diversified.” This means that the Fund may invest a more significant portion of its assets in the securities of a single issuer than can a “diversified” fund. Non-diversification increases the risk of loss to the Fund if an issuer fails to make interest or principal payments or if the market value of a security declines.

Temporary Defensive Positions and Redemption Risks.   To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 85 –94 .

JULY 1, 2007   27

JPMorgan Louisiana Municipal Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, a broad-based securities market index and the Lipper Intermediate Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	3rd quarter, 2002	4.38%	Worst Quarter	2nd quarter, 2004	–2.15%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 0.74%.

28   JPMORGAN MUNICIPAL BOND FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2006

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS
Return Before Taxes	3.91	4.08	4.46
Return After Taxes on Distributions	3.90	4.07	4.45
Return After Taxes on Distributions and Sale of Fund Shares	4.04	4.10	4.47

LEHMAN BROTHERS COMPETITIVE INTERMEDIATE (1–17 YEAR) MATURITIES INDEX1 , ˆ (Reflects No Deduction for Fees, Expenses or Taxes)	4.08	4.75	5.26

LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX2 , ˆ (Reflects No Deduction for Taxes)	3.87	4.2 6	4.61

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Lehman Brothers Competitive Intermediate (1–17 Y ear) Maturities Index is an unmanaged index comprised of investment grade, tax-exempt bonds with maturities of 1 to 17 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

2	The Lipper Intermediate Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2007   29

JPMorgan Louisiana Municipal Bond Fund (continued)

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Fund assets)

Select Class
Management Fees	0.30
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.27

Total Annual Operating Expenses	0.82
Fee Waivers and Expense Reimbursements[2]	(0.19)

Net Expenses[2]	0.63

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIA, the Fund’s Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan ) exceed 0.63 % of its average daily net assets through 6/30/08. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
64	24 3	4 36	996

30   JPMORGAN MUNICIPAL BOND FUNDS

JPMorgan Michigan Municipal Bond Fund

What is the goal of the Fund?

The Fund seeks current income exempt from federal income tax and Michigan personal income tax, consistent with the preservation of principal.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Michigan personal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. A portion of the Fund’s total assets also may be invested in municipal bonds issued by other states and territories.

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Up to 100% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals.

The securities in which the Fund invests may have fixed rates of return or floating or variable rates. The Fund’s average weighted maturity normally will be between three and 15 years, although the Fund may invest in securities with any maturity. See page 8 5 for a discussion on average weighted maturity.

The Fund invests in municipal bonds that are rated investment grade by Moody’s, S&P or Fitch. With respect to short-term securities such as tax-exempt commercial paper, notes and variable rate demand obligations, the Fund invests in securities rated in one of the two highest investment grade categories. If a security has both a long-term and a short-term rating, it must have a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories. The Fund may also invest in unrated securities of comparable quality.

The Fund may invest in mortgage-backed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its asset s in cash and cash equivalents . Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIA looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types within the municipal securities market. JPMIA selects individual securities after performing a risk/reward evaluation

JULY 1, 2007   31

JPMorgan Michigan Municipal Bond Fund (continued)

of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Geographic Concentration Risk.  Because the Fund is not diversified and because it concentrates its investments in the securities of issuers in Michigan, certain factors affecting Michigan including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives may have a disproportionately negative effect on the Fund’s investments. For example, the Michigan economy is heavily dependent on the automobile industry, a highly cyclical industry. This affects the revenue streams of the state and local governments because of its impact on tax sources, particularly sales taxes, income taxes and Michigan single business taxes. Sate and local revenues also are affected by statutory and constitutional changes adopted in 1993 and 1994, which limit annual assessment increases and transfer a substantial part of the financing of education costs from local property taxes to sales taxes and other taxes imposed at the state level.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other instruments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in municipal bonds in the lowest investment grade category. Such securities are considered to have speculative characteristics and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Alternative Minimum Tax.  The Fund may invest all of its assets in municipal bonds, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

Prepayment and Call Risk.  The Fund may invest in mortgage-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Derivatives Risk.   The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with

32   JPMORGAN MUNICIPAL BOND FUNDS

the underlying asset, rate or index. The use of derivatives for hedging, risk management or to increase income or gain may not be successful resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

Non-Diversification Risk.  The Fund is “non-diversified.” This means that the Fund may invest a more significant portion of its assets in the securities of a single issuer than can a “diversified” fund. Non-diversification increases the risk of loss to the Fund if an issuer fails to make interest or principal payments or if the market value of a security declines.

Temporary Defensive Positions and Redemption Risks.   To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 85 –94 .

JULY 1, 2007   33

JPMorgan Michigan Municipal Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, a broad-based securities market index, and the Lipper Intermediate Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2002	4.72%	Worst Quarter	2nd quarter, 2004	–2.18%

*	The performance data includes the performance of the Pegasus Michigan Municipal Bond Fund for the period before it was consolidated with the Fund on March 22, 1999.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 0.70%.

34   JPMORGAN MUNICIPAL BOND FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2006*

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS
Return Before Taxes	3.46	4.35	4.76
Return After Taxes on Distributions	3.43	4.32	4.74
Return After Taxes on Distributions and Sale of Fund Shares	3.69	4.33	4.74

LEHMAN BROTHERS COMPETITIVE INTERMEDIATE (1–17 YEAR) MATURITIES INDEX1 , ˆ (Reflects No Deduction for Fees, Expenses or Taxes)	4.08	4.75	5.26

LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX2 , ˆ (Reflects No Deduction for Taxes)	3.87	4.26	4.61

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The performance information for periods prior to March 22, 1999 reflects the performance of the Pegasus Michigan Municipal Bond Fund, which consolidated with the Fund on March 22, 1999.

1	The Lehman Brothers Competitive Intermediate (1–17 Y ear) Maturities Index is an unmanaged index comprised of investment grade, tax-exempt bonds with maturities of 1 to 17 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

2	The Lipper Intermediate Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2007   35

JPMorgan Michigan Municipal Bond Fund (continued)

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Fund assets)

Select Class
Management Fees	0.30
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.17

Total Annual Operating Expenses	0.72
Fee Waivers and Expense Reimbursements[2]	(0.09)

Net Expenses[2]	0.63

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIA, the Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan ) exceed 0.63% of its average daily net assets through 6/30/08. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
64	221	392	886

36   JPMORGAN MUNICIPAL BOND FUNDS

JPMorgan Ohio Municipal Bond Fund

What is the goal of the Fund?

The Fund seeks current income exempt from federal income tax and Ohio personal income tax, consistent with the preservation of principal.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Ohio personal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. A portion of the Fund’s total assets also may be invested in municipal bonds issued by other states and territories.

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Up to 100% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals.

The securities in which the Fund invests may have fixed rates of return or floating or variable rates. The Fund’s average weighted maturity normally will be between three and 15 years, although the Fund may invest in securities with any maturity. See page 8 5 for a discussion on average weighted maturity.

The Fund invests in municipal bonds that are rated investment grade by Moody’s, S&P or Fitch. With respect to short-term securities such as tax-exempt commercial paper, notes and variable rate demand obligations, the Fund invests in securities rated in one of the two highest investment grade categories. If a security has both a long-term and a short-term rating, it must have a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories. The Fund may also invest in unrated securities of comparable quality.

The Fund also may invest in zero-coupon, pay-in-kind and deferred payment securities. The Fund may invest in mortgage-backed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its asset s in cash and cash equivalents . Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIA looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types

JULY 1, 2007   37

JPMorgan Ohio Municipal Bond Fund (continued)

within the municipal securities market. JPMIA selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Geographic Concentration Risk.  Because the Fund is not diversified and because it concentrates its investments in the securities of issuers in Ohio, certain factors affecting Ohio including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives may have a disproportionately negative effect on the Fund’s investments. For example, the Ohio economy relies to a significant degree on manufacturing. As a result, economic activity in Ohio tends to be cyclical, which may affect the market value of Ohio Municipal Securities or the ability of Ohio issuers to make timely payments of interest and principal.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other instruments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in municipal bonds in the lowest investment grade category. Such securities are considered to have speculative characteristics and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Alternative Minimum Tax.  The Fund may invest all of its assets in municipal bonds, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

Prepayment and Call Risk.  The Fund may invest in mortgage-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging, risk management or to increase income or gain may not be successful resulting

38   JPMORGAN MUNICIPAL BOND FUNDS

in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

Non-Diversification Risk.  The Fund is “non-diversified.” This means that the Fund may invest a more significant portion of its assets in the securities of a single issuer than can a “diversified” fund. Non-diversification increases the risk of loss to the Fund if an issuer fails to make interest or principal payments or if the market value of a security declines.

Temporary Defensive Positions and Redemption Risks.   To r espond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 85 –94 .

JULY 1, 2007   39

JPMorgan Ohio Municipal Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, a broad-based securities market index, and the Lipper Intermediate Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	3rd quarter, 2002	4.15%	Worst Quarter	2nd quarter, 2004	–1.94%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 0.74%.

40   JPMORGAN MUNICIPAL BOND FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2006

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS
Return Before Taxes	3.65	4.21	4.53
Return After Taxes on Distributions	3.62	4.20	4.52
Return After Taxes on Distributions and Sale of Fund Shares	3.81	4.20	4.53

LEHMAN BROTHERS COMPETITIVE INTERMEDIATE (1–17 YEAR) MATURITIES INDEX1 , ˆ (Reflects No Deduction for Fees, Expenses or Taxes)	4.08	4.75	5.26

LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX2 , ˆ (Reflects No Deduction for Taxes)	3.87	4.26	4.61

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Lehman Brothers Competitive Intermediate (1–17 Y ear) Maturities Index is an unmanaged index comprised of investment grade, tax-exempt bonds with maturities of 1 to 17 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

2	The Lipper Intermediate Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2007   41

JPMorgan Ohio Municipal Bond Fund (continued)

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Fund assets)

Select Class
Management Fees	0.30
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.20

Total Annual Operating Expenses	0.75
Fee Waivers and Expense Reimbursements[2]	(0.12)

Net Expenses[2]	0.63

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIA, the Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan ) exceed 0.63% of its average daily net assets through 6/30/08. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
64	228	405	919

42   JPMORGAN MUNICIPAL BOND FUNDS

JPMorgan West Virginia Municipal Bond Fund

What is the goal of the Fund?

The Fund seeks current income exempt from federal income tax and West Virginia personal income tax, consistent with the preservation of principal.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and West Virginia personal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes. A portion of the Fund’s total assets also may be invested in municipal bonds issued by other states and territories.

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Up to 100% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals.

The securities in which the Fund invests may have fixed rates of return or floating or variable rates. The Fund’s average weighted maturity normally will be between three and 15 years, although the Fund may invest in securities with any maturity. See page 8 5 for a discussion on average weighted maturity.

The Fund invests in municipal bonds that are rated investment grade by Moody’s, S&P or Fitch. With respect to short-term securities such as tax-exempt commercial paper, notes and variable rate demand obligations, the Fund invests in securities rated in one of the two highest investment grade categories. If a security has both a long-term and a short-term rating, it must have a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories. The Fund may also invest in unrated securities of comparable quality.

The Fund also may invest in zero-coupon, pay-in-kind and deferred payment securities. The Fund may invest in mortgage-backed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its asset s in cash and cash equivalents . Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIA looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types

JULY 1, 2007   43

JPMorgan West Virginia Municipal Bond Fund (continued)

within the municipal securities market. JPMIA selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Geographic Concentration Risk.  Because the West Virginia Municipal Bond Fund is not diversified and because it concentrates its investments in the securities of issuers in West Virginia, certain factors affecting West Virginia including economic conditions, constitutional amendments, and legislative and executive measures may have a disproportionately negative effect on the Fund’s investments. For example, coal mining and related industries are an important part of the West Virginia economy. Increased government regulation and environmental concerns and litigation have adversely affected that industry.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in municipal bonds in the lowest investment grade category. Such securities are considered to have speculative characteristics and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Alternative Minimum Tax.  The Fund may invest all of its assets in municipal bonds, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

Prepayment and Call Risk.   The Fund may invest in mortgage-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging, risk management or to increase income or gain may not be successful resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

44   JPMORGAN MUNICIPAL BOND FUNDS

Non-Diversification Risk.  The Fund is “non-diversified.” This means that the Fund may invest a more significant portion of its assets in the securities of a single issuer than can a “diversified” fund. Non-diversification increases the risk of loss to the Fund if an issuer fails to make interest or principal payments or if the market value of a security declines.

Temporary Defensive Positions and Redemption Risks.   To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 85 –94 .

JULY 1, 2007   45

JPMorgan West Virginia Municipal Bond Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years, and ten years. It compares that performance to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, a broad-based securities market index, and the Lipper Intermediate Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2002	4.18%	Worst Quarter	2nd quarter, 1999	–2.04%

*	The performance information for periods prior to January 20, 1997, reflects the performance of a common trust fund. The Fund commenced operations on January 20, 1997 subsequent to the transfer of assets from a common trust fund with substantially similar investment objectives, policies, guidelines and restrictions as the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 0.71%.

46   JPMORGAN MUNICIPAL BOND FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2006*

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS
Return Before Taxes	3.74	4.18	4.58
Return After Taxes on Distributions	3.73	4.17	4.57
Return After Taxes on Distributions and Sale of Fund Shares	3.90	4.19	4.59

LEHMAN BROTHERS COMPETITIVE INTERMEDIATE (1–17 YEAR) MATURITIES INDEX1 , ˆ (Reflects No Deduction for Fees, Expenses or Taxes)	4.08	4.75	5.26

LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX2 , ˆ (Reflects No Deduction for Taxes)	3.87	4.26	4.61

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The Fund commenced operations on January 20, 1997 subsequent to the transfer of assets from a common trust fund (inception was December 31, 1983) with substantially similar investment objectives, policies, guidelines and restrictions as the Fund. The performance data for the Fund includes the performance of the common trust fund for periods prior to the Fund’s commencement of operations as adjusted to reflect the expenses and sales charges associated with each class of the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

1	The Lehman Brothers Competitive Intermediate (1–17 Y ear) Maturities Index is an unmanaged index comprised of investment grade, tax-exempt bonds with maturities of 1 to 17 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

2	The Lipper Intermediate Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

JULY 1, 2007   47

JPMorgan West Virginia Municipal Bond Fund (continued)

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Fund assets)

Select Class
Management Fees	0.30
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.24

Total Annual Operating Expenses	0.79
Fee Waivers and Expense Reimbursements[2]	(0.16)

Net Expenses[2]	0.63

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIA, the Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan ) exceed 0.63% of its average daily net assets through 6/30/08. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
64	23 6	42 3	9 63

48   JPMORGAN MUNICIPAL BOND FUNDS

JPMorgan Tax Free Bond Fund

What is the goal of the Fund?

The Fund seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from federal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Up to 20% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals.

The securities in which the Fund invests may have fixed rates of return or floating or variable rates. Up to 20% of the Fund’s assets may be held in cash and cash equivalents. The Fund may invest in securities without regard to maturity.

The Fund invests in municipal bonds that are rated investment grade by Moody’s, S&P or Fitch. With respect to short-term securities such as tax-exempt commercial paper, notes and variable rate demand obligations, the Fund invests in securities rated in one of the two highest investment grade categories. If a security has both a long-term and a short-term rating, it must have a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories. The Fund may also invest in unrated securities of comparable quality.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its asset s in cash and cash equivalents . Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund may invest in mortgage-backed securities.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIA selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIA looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types within the municipal securities market. JPMIA selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

JULY 1, 2007   49

JPMorgan Tax Free Bond Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in municipal bonds in the lowest investment grade category. Such securities are considered to have speculative characteristics and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Alternative Minimum Tax.  The Fund may invest up to 20% of its assets in municipal bonds, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

Prepayment and Call Risk.  The Fund may invest in mortgage-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging, risk management or to increase income or gain may not be successful resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

Temporary Defensive Positions and Redemption Risks.   To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 85 –94 .

50   JPMORGAN MUNICIPAL BOND FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Brothers Municipal Bond Index, a broad-based securities market index and the Lipper General Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2006	3.25%	Worst Quarter	2nd quarter, 2004	–2.20%

*	Performance data includes performance of the Pegasus Municipal Bond Fund for the period before it was consolidated with the Fund on March 22, 1999.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 0.66%.

JULY 1, 2007   51

JPMorgan Tax Free Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2006*

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS
Return Before Taxes	4.11	4.96	5.25
Return After Taxes on Distributions	4.06	4.87	5.20
Return After Taxes on Distributions and Sale of Fund Shares	4.19	4.88	5.18

LEHMAN BROTHERS MUNICIPAL BOND INDEX1 , ˆ (Reflects No Deduction for Fees, Expenses or Taxes)	4.84	5.53	5.76

LIPPER GENERAL MUNICIPAL DEBT FUNDS INDEX2 , ˆ (Reflects No Deduction for Taxes)	5.11	5.37	5.24

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The performance information for periods prior to March 22, 1999 reflects the performance of the predecessor to the Pegasus Municipal Bond Fund and the Pegasus Municipal Bond Fund.

1	The Lehman Brothers Municipal Bond Index is an unmanaged index generally representative of the municipal bond market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

2	The Lipper General Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

52   JPMORGAN MUNICIPAL BOND FUNDS

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Fund assets)

Select Class
Management Fees	0.30
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.15

Total Annual Operating Expenses	0.70
Fee Waivers and Expense Reimbursements[2]	(0.12)

Net Expenses[2]	0.58

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIA, the Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan ) exceed 0.58% of its average daily net assets through 6/30/08. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
59	2 12	3 78	8 59

JULY 1, 2007   53

JPMorgan California Tax Free Bond Fund

What is the goal of the Fund?

The Fund seeks to provide high after-tax total return for California residents consistent with moderate risk of capital.

What are the Fund’s main investment strategies?

As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal securities, the income from which is exempt from federal and state personal income taxes for California residents and not subject to the federal alternative minimum tax on individuals. “Assets“ means net assets, plus the amount of borrowings for investment purposes. The Fund seeks investments that also provide high current income. Municipal securities in which the Fund can invest include those issued by the State of California, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions. Because the Fund’s objective is high after-tax total return rather than high tax-exempt income, the Fund may invest to a limited extent in securities of other states or territories. To the extent that the Fund invests in municipal securities of other states, the income from such securities would be free from federal personal income taxes for California residents but would be subject to California taxes. For non-California residents, the income from California municipal securities may also be subject to state and local taxes in their jurisdiction of residence.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or California personal income taxes. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.

The Fund’s securities may be of any maturity, but under normal circumstances the Fund’s duration will generally range between three and seven years, similar to that of the Lehman Brothers California Competitive Intermediate Bond (1–17 Year) Index (also known as the Lehman 1–17 Year California Municipal Bond Index).

At least 90% of the Fund’s total assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody’s Investors Service, Inc. (Moody’s), Standard & Poor’s Corporation (S&P) or Fitch Ratings (Fitch). The Fund also may invest in unrated securities of comparable quality. No more than 10% of total assets may be invested in securities rated B or BB.

There may be times when there are not enough municipal securities available to meet the Fund’s needs. On these occasions, the Fund may invest in securities that may be subject to federal income tax.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. The Fund may invest in mortgage-backed securities.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

For cash management or temporary defensive purposes, the Fund may invest any portion of its asset s in cash and cash equivalents . Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of the Fund’s non-fundamental investment policies (including the Fund’s investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

54   JPMORGAN MUNICIPAL BOND FUNDS

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

J.P. Morgan Investment Management Inc. (JPMIM or the adviser) selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types within the municipal securities market. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Geographic Concentration Risk.  Because the Fund primarily invests in issuers in the State of California, its performance will be affected by the fiscal and economic health of that state and its municipalities. Provisions of the California Constitution and state statutes that limit the taxing and spending authority of California’s governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. For example, California’s economy slipped into a recession in early 2001 because of concentration in the state’s technology sector. The economy has since stabilized, however, the economic growth may decelerate in calendar year 2007 largely because of slowing real estate markets.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other instruments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in municipal bonds in the lowest investment grade category. Such securities are considered to have speculative characteristics and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Alternative Minimum Tax.  The Fund may invest in securities , the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into

JULY 1, 2007   55

JPMorgan California Tax Free Bond Fund (continued)

account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

Prepayment and Call Risk.  The Fund may invest in mortgage-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging, risk management or to increase income or gain may not be successful resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

Non-Diversification Risk.  The Fund is “non-diversified.” This means that the Fund may invest a more significant portion of its assets in the securities of a single issuer than can a “diversified” fund. Non-diversification increases the risk of loss to the Fund if an issuer fails to make interest or principal payments or if the market value of a security declines.

High Yield Securities Risk.  The Fund may invest in non-investment grade bonds, often called junk bonds. These securities are considered to be high-risk investments, are speculative with respect to the capacity to pay interest and repay principal and may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for the securities.

Temporary Defensive Positions and Redemption Risks.   To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 85 –94 .

56   JPMORGAN MUNICIPAL BOND FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past year, five years and ten years. It compares that performance to the Lehman Brothers California Competitive Intermediate Bond (1–17 Year) Index, a broad-based securities market index and the Lipper California Intermediate Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2002	4.43%	Worst Quarter	2nd quarter, 1999	–2.02%

*	The performance prior to 1/1/98 before Select Class Shares were launched is based on the Institutional Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. During these periods, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 0.61%.

JULY 1, 2007   57

JPMorgan California Tax Free Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2006*

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	3.69	3.83	4.57
Return After Taxes on Distributions	3.69	3.59	4.42
Return After Taxes on Distributions and Sale of Fund Shares	3.65	3.69	4.41

LEHMAN BROTHERS CALIFORNIA COMPETITIVE INTERMEDIATE BOND (1–17 YEAR) INDEX1 , ˆ (Reflects No Deduction for Fees, Expenses or Taxes)	4.13	4.70	5.23

LIPPER CALIFORNIA INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX2 , ˆ (Reflects No Deduction for Taxes)	3.91	3.58	4.53

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The performance before Select Class Shares were launched on April 21, 1997 is based on the Institutional Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. During these periods, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

1	The Lehman Brothers California Competitive Intermediate Bond (1–17 Year) Index is an unmanaged index comprised of California municipal securities with maturities from 1–17 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

2	The Lipper California Intermediate Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

58   JPMORGAN MUNICIPAL BOND FUNDS

Investor Expenses for Select Class Shares

The expenses of the Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.30
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.21

Total Annual Operating Expenses	0.76
Fee Waivers and Expense Reimbursements[2]	(0. 21)

Net Expenses[2]	0. 55

1	“Other Expenses” are based on expenses incurred in the most recent fiscal period.

2	JPMIM, the Fund’s Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0. 55 % of its average daily net assets through 6/30/08. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
56	222	402	923

JULY 1, 2007   59

JPMorgan Intermediate Tax Free Bond Fund

What is the goal of the Fund?

The Fund seeks to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations. For purposes of the Fund’s investment objective, “gross income” means gross income for federal tax purposes.

What are the Fund’s main investment strategies?

As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes and not subject to the federal alternative minimum tax on individuals. “Assets” means net assets, plus the amount of borrowings for investment purposes.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

The Fund invests in securities that are rated as investment grade by Moody’s, S&P or Fitch. It may also invest in unrated securities of comparable quality.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. The Fund may invest in mortgage-backed securities.

The Fund may also invest in high-quality, short- term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.

The average dollar weighted maturity of the Fund’s portfolio will be between three and ten years. See page 8 5 for a discussion of average weighted maturity.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax or the federal alternative minimum tax on individuals. To temporarily defend the value of its assets, the Fund may exceed this limit.

There may be times when there are not enough municipal obligations available to meet the Fund’s needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

For cash management or temporary defensive purposes, the Fund may invest any portion of its asset s in cash and cash equivalents . Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of the Fund’s non-fundamental investment policies (including the Fund’s investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIM selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types within the municipal securities market. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

60   JPMORGAN MUNICIPAL BOND FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other instruments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade. Issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities. The Fund may invest in municipal bonds in the lowest investment grade category. Such securities are considered to have speculative characteristics and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Alternative Minimum Tax.  The Fund may invest in securities, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

Prepayment and Call Risk.  The Fund may invest in mortgage-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging, risk management or to increase income or gain may not be successful resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

Non-Diversification Risk.  The Fund is “non-diversified.” This means that the Fund may invest a more significant portion of its assets in the securities of a single issuer than can a “diversified” fund. Non-diversification increases the risk of loss to the Fund if an issuer fails to make interest or principal payments or if the market value of a security declines.

Temporary Defensive Positions and Redemption Risks.   To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment

JULY 1, 2007   61

JPMorgan Intermediate Tax Free Bond Fund (continued)

objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 85 –94 .

62   JPMORGAN MUNICIPAL BOND FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, a broad-based securities market index, and the Lipper Intermediate Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	3rd quarter, 2002	4.13%	Worst Quarter	2nd quarter, 2004	–2.23%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 0.64%.

JULY 1, 2007   63

JPMorgan Intermediate Tax Free Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2006

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	3.76	4.18	4.82
Return After Taxes On Distribution	3.75	4.09	4.67
Return After Taxes on Distributions and Sale of Fund Shares	3.81	4.11	4.69

LEHMAN BROTHERS COMPETITIVE INTERMEDIATE (1–17 YEAR) MATURITIES INDEX1 , ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.08	4.75	5.26

LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX2 , ˆ
(Reflects No Deduction for Taxes)	3.87	4.26	4.61

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Lehman Brothers Competitive Intermediate (1–17 Y ear) Maturities Index is an unmanaged index comprised of investment grade, tax-exempt bonds with maturities of 1 to 17 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

2	The Lipper Intermediate Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

64   JPMORGAN MUNICIPAL BOND FUNDS

Investor Expenses for Select Class Shares

The expenses of the Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

Management Fees	0.30
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.13

Total Annual Operating Expenses	0.68
Fee Waivers and Expense Reimbursements[2]	(0.09)

Net Expenses[2]	0.59

1	“Other Expenses” are based on expenses incurred in the most recent fiscal period.

2	JPMIM, the Fund’s Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.59 % of its average daily net assets through 6/30/08. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
60	2 08	37 0	8 38

JULY 1, 2007   65

JPMorgan New York Tax Free Bond Fund

What is the goal of the Fund?

The Fund seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and are exempt from New York State and New York City personal income taxes. It also seeks to protect the value of your investment.

What are the Fund’s main investment strategies?

As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in municipal obligations whose interest payments are excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes, and not subject to the federal alternative minimum tax on individuals. ”Assets“ means net assets, plus the amount of borrowings for investment purposes.

The Fund may invest in municipal obligations issued by the State of New York, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility . The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

The Fund invests in securities that are rated as investment grade by Moody’s, S&P or Fitch. It may also invest in unrated securities of comparable quality.

The Fund may invest in debt securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. The Fund may invest in mortgage-backed securities.

The Fund may also invest in high-quality, short- term money market instruments and repurchase agreements.

The Fund may also invest in zero-coupon securities and forward commitments.

The average dollar weighted maturity of the Fund’s portfolio will be between three and ten years. See page 8 5 for a discussion of average weighted maturity.

Under normal circumstances, the Fund reserves the right to invest up to 20% of its Assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. To temporarily defend the value of its assets, the Fund may exceed this limit.

There may be times when there are not enough municipal obligations available to meet the Fund’s needs. On these occasions, the Fund may invest in repurchase agreements or U.S. Treasury securities that may be subject to federal income tax.

For cash management or temporary defensive purposes, the Fund may invest any portion of its asset s in cash and cash equivalents . Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund’s Board of Trustees may change any of the Fund’s non-fundamental investment policies (including the Fund’s investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMIM selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIM looks for individual securities that it believes will perform well over market cycles. The

66   JPMORGAN MUNICIPAL BOND FUNDS

Fund spreads its holdings across various security types within the municipal securities market. JPMIM selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. One the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Geographic Concentration Risk.  The Fund invests primarily in New York State and its municipalities and public authorities. As the nation’s financial capital, New York faces a particularly large degree of uncertainty from interest rate risk and equity market volatility. The New York economy tends to be more sensitive to monetary policy actions and to movements in the national and world economies than the economies of other states. If the state, or any of the local government bodies, gets into financial trouble, it could have trouble paying interest and principal. For example, the financial health of New York City affects that of the state, and when New York City experiences financial difficulty it may have an adverse effect on New York municipal bonds. This would hurt the Fund’s returns and its ability to preserve capital and liquidity.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other instruments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade. Such securities are considered to have speculative characteristics and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Alternative Minimum Tax.  The Fund may invest in securities, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

Prepayment and Call Risk.  The Fund may invest in mortgage-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk

JULY 1, 2007   67

JPMorgan New York Tax Free Bond Fund (continued)

that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging, risk management or to increase income or gain may not be successful resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

Non-Diversified Fund Risk.  Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Temporary Defensive Positions and Redemption Risks.   To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions.

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as strategies, please see pages 85 –94 .

68   JPMORGAN MUNICIPAL BOND FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Brothers New York Competitive Intermediate (1–17 Year) Maturities Index, a broad-based securities market index, and the Lipper Intermediate Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	2nd quarter, 2002	3.44%	Worst Quarter	2nd quarter, 2004	–2.29%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 0.65%.

JULY 1, 2007   69

JPMorgan New York Tax Free Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2006

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT SHARES
Return Before Taxes	3.17	3.86	4.65
Return After Taxes on Distributions	3.17	3.75	4.52
Return After Taxes on Distributions and Sale of Fund Shares	3.36	3.80	4.54

LEHMA N BROTHERS NEW YORK COMPETITIVE I NTERMEDIATE (1–17 YEAR) MATURITIES INDEX1 , ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	4.02	4.71	5.32

LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX2 , ˆ (Reflects No Deduction for Taxes)	3.87	4.26	4.61

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Lehman Brothers New York Competitive Intermediate (1–17 Year) Maturities Index is an unmanaged index that represents the performance of New York municipal bonds with maturities from 1 to 17 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

2	The Lipper Intermediate Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

70   JPMORGAN MUNICIPAL BOND FUNDS

Investor Expenses for Select Class Shares

The expenses of the Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.30
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.15

Total Annual Operating Expenses [2]	0.70

1	“Other Expenses” are based on expenses incurred in the most recent fiscal period.

2	JPMIM, the Fund’s Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.72 % of its average daily net assets through 6/30/08. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
7 2	2 24	390	871

JULY 1, 2007   71

The Funds’ Management and Administration

The following Funds are series of JPMorgan Trust I (JPMT I), a Delaware statutory trust:

California Tax Free Bond Fund
Intermediate Tax Free Bond Fund
New York Tax Free Bond Fund

The following Funds are series of JPMorgan Trust II (JPMT II), a Delaware statutory trust:

Short Term Municipal Bond Fund
Municipal Income Fund
Arizona Municipal Bond Fund
Kentucky Municipal Bond Fund
Louisiana Municipal Bond Fund
Michigan Municipal Bond Fund
Ohio Municipal Bond Fund
West Virginia Municipal Bond Fund
Tax Free Bond Fund

The trustees of each trust are responsible for overseeing all business activities.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Investment Advisors Inc. (JPMIA) each acts as investment adviser to several of the Funds and each makes day-to-day investment decisions for the Funds which it advises. JPMIM is the investment adviser to the JPMT I Funds and JPMIA (formerly known as Banc One Investment Advisors Corporation) is the investment adviser to the JPMT II Funds.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167. JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMIA is located at 1111 Polaris Parkway, Columbus, OH 43240.

During the most recent fiscal year ended 2/28/07, JPMIM or JPMIA was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

Short Term Municipal Bond Fund	0.25%
Municipal Income Fund	0.30
Arizona Municipal Bond Fund	0.30
Kentucky Municipal Bond Fund	0.30
Louisiana Municipal Bond Fund	0.30
Michigan Municipal Bond Fund	0.30
Ohio Municipal Bond Fund	0.30
West Virginia Municipal Bond Fund	0.30
Tax Free Bond Fund	0.30
California Tax Free Bond Fund	0.22
Intermediate Tax Free Bond Fund	0.30
New York Tax Free Bond Fund	0.30

A discussion of the basis the Board of Trustees of the trusts used in reapproving the investment advisory agreement for the Funds is available in the semi-annual report for the period ended August 31.

The Portfolio Managers

The lead portfolio managers who are primarily responsible for the day-to-day management of the Funds are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Funds. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Funds within the parameters established by the portfolio managers.

JPMorgan Short Term Municipal Bond Fund.  James Ahn has been the lead portfolio manager responsible for the day-to-day management of the JPMorgan Short Term Municipal Bond Fund since June, 2006. Mr. Ahn, a Vice President of JPMIM, is a portfolio manager in the U.S. Fixed Income Group. An employee of JPMIM since 1996 and a member of the portfolio management team since February, 1999 , Mr. Ahn is responsible for strategy formulation and trading short-term tax-aware fixed income strategies for U.S. institutional clients and the Private Bank. Kevin Ellis has also participated in the management of the JPMorgan Short Term Municipal Bond Fund

72   JPMORGAN MUNICIPAL BOND FUNDS

since June, 2006. Mr. Ellis is a portfolio manager in the U.S. Fixed Income Group. An employee of JPMIM since May 2003, he is responsible for managing separate accounts in the Municipal Bond Group. Previously, Mr. Ellis worked at Alliance Capital/Sanford Bernstein from 1995 through 2003 as a municipal bond trader.

JPMorgan Municipal Income Fund.  Jennifer Tabak, CFA charterholder, has been the lead portfolio manager responsible for the day-to-day management of the JPMorgan Municipal Income Fund since March, 2006. Previously, Ms. Tabak was a senior fixed income research analyst responsible for research and analysis of the housing, non-profit and student loan sectors of the tax-exempt market. Ms. Tabak served in a research analyst role from 1996 to 2005 and has experience in a variety of market sectors, including money market funds and corporate bonds. Ms. Tabak’s employment with JPMIA began in 1991 as a financial analyst and included positions as senior financial analyst and, prior to 1996, controller. David Sivinski, CFA charterholder, has also participated in the management of the JPMorgan Municipal Income Fund since March, 2006. Biographical information on Mr. Sivinski is described under JPMorgan Kentucky Municipal Bond Fund, JPMorgan Louisiana Municipal Bond Fund, and JPMorgan Ohio Municipal Bond Fund.

JPMorgan Tax Free Bond Fund.  Richard Taormina has been the lead portfolio manager responsible for the day-to-day management of the JPMorgan Tax Free Bond Fund since February, 2005. In addition to his role at JPMIA, Mr. Taormina has been an employee of JPMIM, an affiliate of JPMIA since 1997. Mr. Taormina is responsible for managing municipal mutual funds, institutional fixed income accounts and quantitative analysis. Previously, Mr. Taormina was a Certified Financial Planner for the Financial Advisory Group, where he was an investment analyst. Kimberly Bingle, CFA charterholder, has also participated in the management of the JPMorgan Tax Free Bond Fund since June, 2005. Biographical information on Ms. Bingle is described under JPMorgan Arizona Municipal Bond Fund, JPMorgan Michigan Municipal Bond Fund and JPMorgan West Virginia Municipal Bond Fund.

JPMorgan Arizona Municipal Bond Fund, JPMorgan Michigan Municipal Bond Fund and JPMorgan West Virginia Municipal Bond Fund.  Kimberly Bingle, CFA charterholder, has been the lead portfolio manager responsible for the day-to-day management of the JPMorgan Arizona Municipal Bond Fund, the JPMorgan Michigan Municipal Bond Fund and the West Virginia Municipal Bond Fund since March, 2006. An employee since 1998, Ms. Bingle has been in the investment industry since 1986 and has been a member of the Tax Free Bond Team since 1999. David Sivinski, CFA charterholder, has also participated in the management of the JPMorgan Arizona Municipal Bond Fund, JPMorgan Michigan Municipal Bond and the JPMorgan West Virginia Municipal Bond Fund. Biographical information on Mr. Sivinski is described under JPMorgan Kentucky Municipal Bond Fund, JPMorgan Louisiana Municipal Bond Fund and JPMorgan Ohio Municipal Bond Fund.

JPMorgan Kentucky Municipal Bond Fund, JPMorgan Louisiana Municipal Bond Fund and JPMorgan Ohio Municipal Bond Fund.  David Sivinski, CFA charterholder, has been the lead portfolio manager responsible for the day- to-day management of the JPMorgan Kentucky Municipal Bond Fund since 1995, the JPMorgan Louisiana Municipal Bond Fund since 1997 and the JPMorgan Ohio Municipal Bond Fund since 1994. In addition to his role as portfolio manager, Mr. Sivinski coordinates municipal management for a number of high net worth clients that focus principally on single state municipal bonds. Kimberly Bingle, CFA, has also participated in the management of the JPMorgan Kentucky Municipal Bond Fund and the JPMorgan Louisiana Municipal Bond Fund, respectively since June, 2005. Jennifer Tabak, CFA, has also participated in the management of the JPMorgan Ohio Municipal Bond Fund since June, 2005. Biographical information on Ms. Tabak and Ms. Bingle is described under the JPMorgan Municipal Income Fund and the JPMorgan Arizona Municipal Bond Fund, JPMorgan Michigan Municipal Bond Fund and JPMorgan West Virginia Municipal Bond Fund, respectively.

JPMorgan California Tax Free Bond Fund and JPMorgan New York Tax Free Bond Fund.  David Sivinski, has been the lead portfolio manager responsible for the day-to-day management of the JPMorgan California Tax Free Bond Fund and the JPMorgan New York Tax Free Bond Fund since April, 2005 and March, 2005, respectively. Biographical information Mr. Sivinski is described under JPMorgan Kentucky Municipal Bond Fund, JPMorgan Louisiana Municipal Bond Fund and JPMorgan Ohio Municipal Bond Fund. Michelle G. Valladolid has also participated in the management of the JPMorgan California Tax Free Bond Fund since June, 2004. Ms. Valladolid is a portfolio manager in the Municipal Group within the U.S. Fixed Income Group. An employee of JPMIM since 1999 and a member of the portfolio management team since July, 2002 , Ms. Valladolid is responsible for portfolios under the Low Tax Rate Strategy. She began her career at JPMIM in July, 1999 as an analyst in the Internal Consulting Services program where she worked on projects in Investment Management and Financial Risk Management. Kevin Ellis has also participated in the management

JULY 1, 2007   73

The Funds’ Management and Administration (continued)

of the JPMorgan New York Tax Free Bond Fund since May, 2005. Biographical information on Mr. Ellis is described under JPMorgan Short Term Municipal Bond Fund.

JPMorgan Intermediate Tax Free Bond Fund.  Richard Taormina has been the lead portfolio manager responsible for the day-to-day management of the JPMorgan Intermediate Tax Free Bond Fund since February, 2006. David Sivinski has also participated in the management of the JPMorgan Intermediate Tax Free Bond Fund since June, 2005. Biographical information on Mr. Sivinski is described under JPMorgan Kentucky Municipal Bond Fund, JPMorgan Louisiana Municipal Bond Fund and JPMorgan Ohio Municipal Bond Fund.

The Funds’ Statement of Additional Information provides information about the other accounts managed by the portfolio managers, if any, the structure of their compensation and their ownership of Fund securities.

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

The Funds’ Shareholder Servicing Agent

The Trusts, on behalf of the Funds, have entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS ) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Select Class Shares of each Fund. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM, JPMIA and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIA, JPMIM, JPMDS, and from time to time, other affiliates of JPMorgan Chase, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase that have entered into an agreement with JPMDS. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIA, JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

74   JPMORGAN MUNICIPAL BOND FUNDS

How to Do Business with the Funds

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•	Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Funds through JPMDS.

Who can buy shares?

Select Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Select Class Shares — See “How do I open an account?”

•	Select Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

•	Select Class Shares may also be purchased directly from the Funds by officers, directors or trustees, retirees and employees and their immediate families (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	JPMorgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

See “How do I open an account?”

•	For further information on investment minimums or eligibility, please call 1-800-480-4111.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received, together with a completed Account Application.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificates will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the

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How to Do Business with the Funds (continued)

Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The JPMorgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The JPMorgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Duration Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

76   JPMORGAN MUNICIPAL BOND FUNDS

The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds’ Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other JPMorgan Funds in order to meet the minimum. A Financial Intermediary may impose different investment minimums. There are no minimum levels for subsequent purchases.

Select Class shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum. Select Class accounts of former One Group Funds opened on or before February 18, 2005 will be subject to a $200,000 minimum.

Employees of JPMorgan Chase and its subsidiaries and affiliates may purchase additional Select Class Shares for Select Class Shares accounts opened on or before February 18, 2005. Officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds and JPMorgan Chase and its subsidiaries and affiliates may also open new Select Class Shares accounts subject to a $2,500 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Please call 1-800-480-4111 for more information. All other new accounts for officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds or JPMorgan Chase or its subsidiaries and affiliates will be opened as Class A Shares accounts, which have higher expenses than Select Class shares.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k) and 403(b)) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

If you are purchasing shares directly from the Funds, complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

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How to Do Business with the Funds (continued)

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	JPMorgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of,

78   JPMORGAN MUNICIPAL BOND FUNDS

Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Select Class Shares of a Fund may be exchanged for Select Class Shares of another non-money market JPMorgan Fund or for another class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund receives the request by 4:00 p.m. ET. (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Are exchanges taxable?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

JULY 1, 2007   79

How to Do Business with the Funds (continued)

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach the JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account.

For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?” The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

80   JPMORGAN MUNICIPAL BOND FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

The Funds can earn income and can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

Each Fund generally declares dividends on the last business day of each month and pays such dividends on the first business day of the following month. The Funds will distribute net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses), if any, at least annually. Each Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, each Fund may also make fewer net capital gain payments in a given year, depending on its investment results. Each Fund will distribute substantially all of its net investment income and net capital gain.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

If, at the close of each quarter, at least 50% of the value of a Fund’s total assets consists of tax-exempt interest obligations, the Fund will be eligible to designate distributions of interest derived from tax-exempt-interest obligations as “exempt-interest dividends.” As described in the section entitled “What are the Fund’s main investment strategies?” for each Fund, the Funds invest primarily in various types of tax-exempt interest obligations. Distributions properly designated as exempt-interest dividends generally are not subject to federal income tax but may be subject to state and local taxes and, in certain instances, may result in liability for the federal alternative minimum tax, both for individual and corporate shareholders. You should consult your tax advisor concerning your own tax situation. Shareholders that receive social security or railroad retirement benefits should also consult their tax advisors to determine what effect, if any, an investment in any of the Funds may have on the federal taxation of their benefits.

The Supreme Court has agreed to hear an appeal of a state court decision that might significantly affect how states tax in-state and out-of-state municipal bonds. A Kentucky state court held that a Kentucky law violates the U.S. Constitution by treating, for Kentucky state tax purposes, the interest income on in-state municipal bonds differently from the income on out-of-state municipal bonds. If the Supreme Court affirms this holding, most states likely will revisit the way in which they treat the interest on municipal bonds, and this has the potential to increase significantly the amount of state tax paid by shareholders on exempt-interest dividends. The Supreme Court likely will hold oral arguments on this case in the fall of 2007 and issue a decision sometime thereafter. You should consult your tax advisor to discuss the tax consequences of your investment in the Funds.

The Funds may invest a portion of their assets in securities that generate income subject to federal, state, and/or local taxes. Distributions from the Funds that are not properly designated as exempt-interest dividends are expected primarily to be taxable as ordinary income from dividends. For federal income tax purposes, d ividends of net investment income and any net short-term capital gains (see below) paid to a non-corporate U.S. shareholder during a tax year beginning before January 1, 2011 that are designated as qualified dividend income generally will be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as either qualified dividend income or exempt-interest dividend income, as well as dividends of net short-term capital gains, will be taxable to shareholders a s ordinary income .

It is unlikely that dividends from the Municipal Bond Funds will qualify to any significant extent for designation as qualified dividend income. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

Investors should consult their advisers about other state and local tax consequences of the investment in the F unds. The information below is based on current statutes and regulations as well as current policies of each state, all of which may change.

JULY 1, 2007   81

Shareholder Information (continued)

Arizona Taxes.  Shareholders of the Arizona Municipal Bond Fund will not be subject to Arizona income taxes on exempt-interest dividends received from the Fund to the extent that such dividends are attributable to interest on tax-exempt obligations of the State of Arizona and its political subdivisions (“Arizona Obligations”). However, interest from Arizona Obligations may be included in federal gross income to the extent that any interest thereon is treated as a preference item for purposes of the alternative minimum tax.

California Taxes.  California personal income tax law provides that dividends paid by a regulated investment company, or series thereof, from interest on obligations that would be exempt from California personal income tax if held directly by an individual, are excludable from gross income if (1) at the close of each quarter of such com pany’s taxable year, at least 50% of the value of its total assets consists of obligations the interest from which would be exempt from California taxation if such obligations were held by an individual and (2) if such dividends are properly designated as exempt interest dividends in a written notice mailed to shareholders not later than 60 days after the close of the Fund’s taxable year. Distributions to individual shareholders derived from items other than exempt-interest described above will be subject to California personal income tax. In addition, corporate shareholders should note that dividends will not be exempt from California corporate income or franchise tax. California has an alternative minimum tax similar to the federal AMT. However, the California AMT does not include interest from private activity municipal obligations as an item of tax preference. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of a Fund will not be deductible for California personal income tax purposes. Under California law, exempt-interest dividends (including some dividends paid after the close of the year as described in Section 855 of the Internal Revenue Code) may not exceed the excess of (A) the amount of interest received by the Fund which would be tax-exempt interest if the obligations on which the interest was paid were held by an individual over (B) the amount that would be considered expenses related to exempt income and thus would not be deductible.

Kentucky Taxes.  Dividends received from the Kentucky Municipal Bond Fund that are derived from interest on Kentucky municipal securities or certain obligations of the United States and its territories are exempt from the Kentucky individual income tax. Dividends paid from interest earned on securities that are merely guaranteed by the federal government, from interest earned on repurchase agreements collateralized by U.S. government obligations, or from interest earned on obligations of other states are not exempt from Kentucky individual income tax. Any distributions of net short-term and net long-term capital gains earned by the Fund are includable in each shareholder’s Kentucky adjusted gross income as dividend income and long-term capital gains, respectively, and are both taxed at ordinary income tax rates. The Kentucky General Assembly has granted an exemption from Kentucky income tax for gains from the disposition of bonds issued by the Turnpike Authority of Kentucky, and dividends paid by the Kentucky Municipal Bond Fund attributable to such gains will not be subject to Kentucky income tax.

Louisiana Taxes.  Dividends received by Louisiana residents from the Louisiana Municipal Fund are exempt from Louisiana income tax to the extent that they are derived from interest on tax-exempt obligations issued by the State of Louisiana or any of its political subdivisions, agencies, municipalities or other instrumentalities. In general, however, other distributions are subject to Louisiana income tax. All income from Fund shares retains its character in the hands of an individual taxpayer. Neither the state nor any of its municipalities may impose property tax on Fund shares.

Michigan Taxes.  Distributions received from the Michigan Municipal Bond Fund are exempt from Michigan personal income tax and, generally, also exempt from Michigan single business tax to the extent they are derived from interest on tax-exempt securities, under the current position of the Michigan Department of Treasury. Such distributions, if received in connection with a Shareholder’s business activity, may, however, be subject to Michigan single business tax. For Michigan personal income tax, and single business tax purposes, Fund distributions attributable to any source other than interest on tax-exempt securities will be fully taxable. The Michigan single business tax has been repealed effective at year end 2007. The effect on the treatment of distributions from the Michigan Municipal Bond Fund of any replacement tax is not determinable as of July 1, 2007. Fund distributions may be subject to the uniform city income tax imposed by certain Michigan cities.

New York Taxes.  Dividends paid by the New York Tax Free Bond Fund that are derived from interest attributable to obligations of the State of New York or its political subdivisions or certain other governmental entities (for example, the Commonwealth of Puerto Rico, the U.S. Virgin Islands or Guam), the interest on which was excludable from gross income for purposes of both federal income taxation and New York State and City personal income taxation (“New York Tax-Exempt Bonds”) and designated as such, are exempt from New York

82   JPMORGAN MUNICIPAL BOND FUNDS

State and New York City personal income tax as well as from the New York City Unincorporated Business Tax (but not the New York State corporate franchise tax or New York City business tax), provided that such dividends constitute exempt-interest dividends under Section 852(b)(5) of the Internal Revenue Code of 1986. Dividends and distributions derived from income (including capital gains on all New York Tax-Exempt Bonds) other than interest on New York Tax-Exempt Bonds generally are not exempt from New York State and New York City taxes. For New York State and City tax purposes, distributions of net long-term capital gains will be taxable at the same rates as ordinary income. Distributions by the Fund from investment income and capital gains, including exempt-interest dividends, are included in a corporation’s net investment income for purposes of calculating such corporation’s New York State franchise taxes and the New York City General Corporation Tax, if received by a corporation subject to those taxes, and will be subject to such taxes to the extent that a corporation’s net investment income is allocated to New York State and/or New York City. To the extent that investors are subject to state and local taxes outside of New York State, dividends paid by the Fund may be taxable income for purposes thereof. In addition, to the extent that the Fund’s dividends are derived from interest attributable to the obligations of any other state or of a political subdivision of any such other state or are derived from capital gains, such dividends will generally not be exempt from New York State or New York City tax. The New York AMT excludes tax-exempt interest as an item of tax preference. Interest incurred to buy or carry shares of the Fund is not deductible for federal, New York State or New York City personal income tax purposes.

Ohio Taxes.  Dividends received from the Ohio Municipal Bond Fund that result from interest on obligations of the State of Ohio, its political or governmental subdivisions or agencies or instrumentalities of Ohio (Ohio Obligations) are exempt from Ohio personal income tax, and Ohio municipal and school district income taxes. Corporate shareholders that are subject to the Ohio corporation franchise tax must include the Fund shares in the corporation’s tax base for purposes of the Ohio corporate franchise tax net worth computation. Dividends that are attributable to interest on or profit on the sale, exchange or other disposition of Ohio Obligations will not be subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Note that for most entities, the corporate franchise tax will be phased out over five years starting with the 2006 corporation franchise tax report.

West Virginia Taxes.  Distributions from the West Virginia Municipal Bond Fund which are derived from interest or dividends on obligations or securities of a West Virginia state or local municipal governmental body generally are exempt from West Virginia income tax. In addition, you will not pay that tax on the portion of your income from the Fund which represents interest or dividends received on obligations or securities of the United States and some of its authorities, commissions or instrumentalities.

If you receive distributions that are properly designated as capital gain dividends, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of net short-term capital gains in excess of net long-term capital losses, if any, will be taxable to shareholders as ordinary income. Capital gain dividends of a non-corporate U.S. shareholder recognized during a tax year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive . Distributions are taxable to you even if they are paid from income or gains earned by the Funds before your investment (and thus were included in the price you paid). Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

A Fund’s investments in certain debt securities, mortgage-backed and asset-backed securities, and derivative instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold including at times when it is not advantageous to do so.

Any increase in the principal amount of an inflation-linked debt security will be original issue discount, which is taxable as ordinary income and is required to be distributed, even though the Funds will not receive the principal, including any increases thereto, until maturity.

The dates on which dividends and capital gains will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

JULY 1, 2007   83

Shareholder Information (continued)

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of federal tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Funds will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM or JPMIA . A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the JPMorgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Each of the Funds will disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represents of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

84   JPMORGAN MUNICIPAL BOND FUNDS

Investment Practices

The table discusses the types of investments which can be held by the Funds. In each case, the related types of risk are also listed. In addition to the types of securities listed below, some of the Funds have average weighted maturity requirements. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in a Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. The terms “Intermediate” and “Short Term” in a Fund’s name refer to the average maturity the Fund maintains. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the Fund’s portfolio. Therefore, in the case of a Fund holding mortgage-backed securities, asset-backed securities and similar types of securities, the average weighted maturity is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions.

FUND NAME	FUND CODE
JPMorgan Short Term Municipal Bond Fund	1
JPMorgan Municipal Income Bond Fund	2
JPMorgan Arizona Municipal Fund	3
JPMorgan Kentucky Municipal Bond Fund	4
JPMorgan Louisiana Municipal Bond Fund	5
JPMorgan Michigan Municipal Bond Fund	6
JPMorgan Ohio Municipal Bond Fund	7
JPMorgan West Virginia Municipal Bond Fund	8
JPMorgan Tax Free Bond Fund	9
JPMorgan California Tax Free Bond Fund	10
JPMorgan Intermediate Tax Free Bond Fund	11
JPMorgan New York Tax Free Bond Fund	12

INSTRUMENT	FUND CODE	RISK TYPE
Adjustable Rate Mortgage Loans (“ARMs”): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	1	Credit Interest Rate Market Political Prepayment
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.
	1–12	Credit Interest Rate Market Political Prepayment
Auction Rate Securities: Auction rate securities consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities.
	1–12	Credit Interest Rate Market
Bank Obligations: Bank obligations consist of bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.
	1–12	Credit Currency Interest Rate Liquidity Market Political

JULY 1, 2007   85

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
Borrowings: The Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. The Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.
	1–12	Credit Interest Rate Market
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. The Fund will sell only covered call and secured put options.
	1–12	Credit Leverage Liquidity Management Market
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1–12	Credit Currency Interest Rate Liquidity Market Political
Corporate Debt Securities: Corporate debt securities may include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.
	1–12	Credit Currency Interest Rate Liquidity Market Political Valuation
Credit Default Swaps: A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.
	1–12	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Custodial Receipts: The Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.
	1–12	Credit Liquidity Market
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by the Fund.
	1–12	Liquidity Management Market
Exchange Traded Funds (“ETFs”): Ownership interest in unit investment trusts, depository receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Depository Receipts (“SPDRs”) and NASDAQ 100’s.
	1–12	Investment Company Market

86   JPMORGAN MUNICIPAL BOND FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
High Yield/High Risk Securities/Junk Bonds: High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies.	10	Credit Currency Interest Rate Liquidity Market Political Portfolio Quality Valuation
Interfund Lending: Interfund lending involves lending money and borrowing money for temporary purposes through a credit facility.	1–12	Credit Interest Rate Market
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.
	1–12	Credit Leverage Market
Investment Company Securities: Shares of other investment companies, including money market funds for which the Adviser and/or its affiliates serve as investment adviser or administrator. The Adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.
	1–12	Investment Company Market
Loan Participations and Assignments: Participations in, or assignments of municipal securities, including municipal loans.	1–12	Credit Liquidity Market Political Tax
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs ”) and other asset- backed securities .
	1–12	Credit Currency Extension Interest Rate Leverage Market Political Prepayment Tax
Mortgage Dollar Rolls[1]: A transaction in which the Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	1	Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment

1	All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33-1/3% of the Fund’s total assets.

JULY 1, 2007   87

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include private activity bonds and industrial development bonds, as well as General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.
	1–12	Credit Interest Rate Market Natural Event Political Prepayment Tax
New Financial Products: New options and futures contracts and other financial products continue to be developed and the Fund may invest in such options, contracts and products.	1–12	Credit Liquidity Management Market
Obligations of Supranational Agencies: Obligations of supranational agencies which are chartered to promote economic development and are supported by various governments and governmental agencies.	1	Credit Foreign Investment
Options and Futures Transactions: The Fund may purchase and sell (a) exchange traded and over the counter put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities.
	1–12	Credit Leverage Liquidity Management Market
Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1	Market
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933 , as amended, such as privately placed commercial paper and Rule 144A securities.
	1–12	Liquidity Market
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1–12	Credit Liquidity Market
Reverse Repurchase Agreements[1]: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as borrowing by the Fund.	1	Credit Leverage Market
Securities Lending: The lending of up to 33-1/3% of the Fund’s total assets. In return, the Fund will receive cash, other securities, and/or letters of credit as collateral.	1–12	Credit Leverage Market
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	1–12	Credit Liquidity Market
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	1	Foreign Investment
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include IOs and POs issued outside a Real Estate Mortgage Investment Conduit (“REMIC”) or CMO structure.
	1–12	Credit Market Political Prepayment

1	All forms of borrowing (including mortgage dollar-rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33-1/3% of the Fund’s total assets.

88   JPMORGAN MUNICIPAL BOND FUNDS

INSTRUMENT	FUND CODE	RISK TYPE
Structured Investments: A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.
	1–12	Credit Foreign Investment Liquidity Management Market
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. The Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.
	1–12	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Synthetic Variable Rate Instruments: Synthetic variable rate instruments generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.
	1–12	Credit Liquidity Market
Temporary Defensive Positions: To respond to unusual circumstances the Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.
	1–12	Credit Interest Rate Liquidity Market
Treasury Receipts: The Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).
	1–12	Market
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, including funding notes, subordinated benchmark notes, CMOs and REMICs .
	1–12	Credit Gov’t Securities Interest Rate Market
U.S. Government Obligations: U.S. government obligations may include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupon Under Book Entry Safekeeping (“CUBES”).
	1–12	Interest Rate Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to the Fund on demand or at the expiration of a specified term.
	1–12	Credit Liquidity Market

JULY 1, 2007   89

Investment Practices (continued)

INSTRUMENT	FUND CODE	RISK TYPE
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1–12	Credit Leverage Liquidity Market
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero coupon debt securities which convert on a specified date to interest bearing debt securities.
	1–12	Credit Currency Interest Rate Liquidity Market Political Valuation

Risk related to certain investments held by the Funds:

Credit risk The risk a financial obligation will to be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

Currency Risk The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Foreign investment risk The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

Government securities risk The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Interest rate risk The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Investment c ompany r isk If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

Leverage risk The risk of gains or losses disproportionately higher than the amount invested.

Liquidity risk The risk the holder may not be able to sell the security at the time or price its desires.

Management risk The risk that a strategy used by a Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk governmental policies or other political actions will negatively impact the value of the investment.

Portfolio quality risk The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rates and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.

Prepayment risk The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Tax risk The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

Valuation risk The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

90   JPMORGAN MUNICIPAL BOND FUNDS

Risk and Reward Elements for the Funds

This table discusses the main elements that make up each Fund’s overall risk and reward characteristics. It also outlines each Fund’s policies toward various investments, including those that are designed to help certain Funds manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions
• Each Fund’s share price, yield and total return will fluctuate in response to bond market movements
• The value of most bonds will fall when interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value typically falls
• Adverse market, economic, political or other conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder a Fund from achieving its investment objective
• Mortgage-backed and asset-backed securities (securities representing an interest in, or secured by, a pool of mortgages or other assets such as receivables) and direct mortgages could generate capital losses or periods of low yields if they are paid off substantially earlier or later than anticipated
• Each Fund other than Short Term Municipal Bond Fund, Municipal Income Fund and the Tax Free Bond Fund, is non-diversified, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers

• Bonds have generally outperformed money market investments over the long term, with less risk than stocks
• Most bonds will rise in value when interest rates fall
• Mortgage-backed and asset-backed securities and direct mortgages can offer attractive returns

• Under normal circumstances the Funds plan to remain fully invested in bonds and other fixed-income securities and may invest uninvested cash in affiliated money market funds
• Bond investments may include U.S. and foreign corporate and government bonds, mortgage-backed and asset-backed securities, convertible securities, participation interests and private placements; see Investment Practices for a list of investments a particular Fund may use
• The Funds seek to limit risk and enhance total return or yields through careful management, sector allocation, individual securities selection and duration management
• During severe market downturns, the Funds have the option of investing up to 100% of assets in high quality short-term instruments
• The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities and mortgage prepayments

Credit quality
• The default of an issuer would leave a Fund with unpaid interest or principal
• Junk bonds (those rated BB, Ba or lower) have a higher risk of default, tend to be less liquid and may be more difficult to value
• Investment-grade bonds have a lower risk of default • Junk bonds offer higher yields and higher potential gains
• Each Fund maintains its own policies for balancing credit quality against potential yields and gains in light of its investment goals
• The adviser develops its own ratings of unrated securities and makes a credit quality determination for unrated securities

JULY 1, 2007   91

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

When-issued and delayed delivery securities
• When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• A Fund can take advantage of attractive transaction opportunities	• The Funds segregate or earmark liquid assets to offset leverage risks

Management choices
• A Fund could underperform its benchmark due to its sector, securities or duration choices	• A Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on those areas where it believes its commitment to research can most enhance returns and manage risks in a consistent way

Derivatives*
• Derivatives such as futures, options, swaps and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred
• A Fund may have difficulty exiting a derivatives position
• Derivatives used for risk management or to increase a Fund’s gain may not have the intended effects and may
result in losses or missed opportunities
• The counterparty to a derivatives
contract could default
• Certain types of derivatives involve costs to the Funds which can reduce returns
• Derivatives that involve leverage could magnify losses
• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit a Fund’s investment flexibility
• Derivatives used for non-hedging purposes could cause losses that exceed the original investment
• Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund’s assets and defer recognition of certain of a Fund’s losses

• Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost
• A Fund could make money and protect against losses if management’s analysis proves correct
• Derivatives that involve leverage could generate substantial gains at low cost

• The Funds use derivatives, such as futures, options, swaps and forward foreign currency contracts for hedging and for risk management and to increase income or gains (i.e., to adjust duration or yield curve exposure or to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of a Fund’s exposure relative to its benchmark
• The Funds only establish hedges that they expect will be highly correlated with underlying positions
• The Funds may use derivatives to increase income or gain
• While the Funds may use derivatives that incidentally involve leverage, they do not use them for the specific purpose of leveraging their portfolios
• A Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Funds are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

92   JPMORGAN MUNICIPAL BOND FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Securities lending
• When a Fund lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults
• The collateral will be subject to the
risks of the securities in which it is invested
• A Fund may enhance income through the investment of the collateral received from the borrower
• The adviser maintains a list of approved borrowers
• The Funds receive collateral equal to at least 100% of the current value of securities loaned plus accrued interest
• The lending agents indemnify a Fund against borrower default
• The adviser’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses
• Upon recall, the borrower must return the securities loaned within the normal settlement period

Illiquid holdings
• A Fund could have difficulty valuing these holdings precisely • A Fund could be unable to sell these holdings at the time or price desired	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities
• No Fund may invest more than 15% of net assets in illiquid holdings
• To maintain adequate liquidity to meet redemptions, each Fund may hold high quality short-term instruments (including repurchase agreements for all the Funds) and, for temporary or extraordinary purposes, may borrow up to 33-1/3% of the value of its total assets or draw on a line of credit

Short-term trading
• Increased trading would raise a Fund’s transaction costs
• Increased short-term capital gains distributions would raise shareholders’ income tax liability; such an increase in transaction costs and/or tax liability, if not offset by gains from short-term trading, would reduce a Fund’s returns
	• A Fund could realize gains in a short period of time • A Fund could protect against losses if a bond is overvalued and its value later falls	• The Funds may use short-term trading to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

JULY 1, 2007   93

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

ETFs and other investment companies
• If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company
• The price movement of an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss
• Helps to manage smaller cash flows • Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries
• Generally, a Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (“1940 Act”)[1]
• Exemptive orders granted to various iShares funds (which are ETFs), other ETFs, and their investment advisers by the Securities and Exchange Commission (SEC) permit a Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs
• Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

1	Under the 1940 Act, a Fund may not own more than 3% of the outstanding voting stock of another investment company. Additionally, a Fund’s aggregate investments in other investment companies are restricted as follows: no more than 5% of a Fund’s total assets when a Fund invests in another investment company; and no more than 10% of its total assets when a Fund invests in two or more investment companies.

94   JPMORGAN MUNICIPAL BOND FUNDS

This Page Intentionally Left Blank.

JULY 1, 2007   95

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for each share class for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the representative Fund’s annual report, which is available upon request.

Select Class

				Per share operating performance
	Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Short Term Municipal Bond Fund
Year Ended February 28, 2007	$10.13	$0.29	$0.03	$0.32	$(0.29)	$—	$(0.29)
July 1, 2005 to February 28, 2006 (d)	10.21	0.18	(0.08)	0.10	(0.18)	—	(0.18)
Year Ended June 30, 2005	10.19	0.26	0.02	0.28	(0.26)	—	(0.26)
Year Ended June 30, 2004	10.43	0.25	(0.21)	0.04	(0.25)	(0.03)	(0.28)
Year Ended June 30, 2003	10.24	0.28	0.20	0.48	(0.28)	(0.01)	(0.29)
Year Ended June 30, 2002	10.09	0.35	0.15	0.50	(0.35)	—	(0.35)

Municipal Income Fund
Year Ended February 28, 2007	9.74	0.36	0.03	0.39	(0.36)	—	(0.36)
July 1, 2005 to February 28, 2006 (d)	9.87	0.25	(0.13)	0.12	(0.25)	—	(0.25)
Year Ended June 30, 2005	9.74	0.39	0.14	0.53	(0.40)	—	(0.40)
Year Ended June 30, 2004	10.09	0.41	(0.35)	0.06	(0.41)	—	(0.41)
Year Ended June 30, 2003	9.89	0.43	0.20	0.63	(0.43)	—	(0.43)
Year Ended June 30, 2002	9.80	0.46	0.09	0.55	(0.46)	—	(0.46)

Arizona Municipal Bond Fund
Year Ended February 28, 2007	9.69	0.39	(0.02)	0.37	(0.39)	(0.04)	(0.43)
July 1, 2005 to February 28, 2006 (d)	9.93	0.27	(0.22)	0.05	(0.26)	(0.03)	(0.29)
Year Ended June 30, 2005	9.84	0.41	0.09	0.50	(0.41)	—	(0.41)
Year Ended June 30, 2004	10.28	0.40	(0.42)	(0.02)	(0.40)	(0.02)	(0.42)
Year Ended June 30, 2003	9.92	0.43	0.36	0.79	(0.43)	—	(0.43)
Year Ended June 30, 2002	9.75	0.45	0.17	0.62	(0.45)	—	(0.45)

Kentucky Municipal Bond Fund
Year Ended February 28, 2007	10.14	0.43	(0.06)	0.37	(0.43)	—	(0.43)
July 1, 2005 to February 28, 2006 (d)	10.36	0.28	(0.22)	0.06	(0.28)	—	(0.28)
Year Ended June 30, 2005	10.24	0.42	0.12	0.54	(0.42)	—	(0.42)
Year Ended June 30, 2004	10.66	0.43	(0.42)	0.01	(0.43)	—	(0.43)
Year Ended June 30, 2003	10.31	0.44	0.35	0.79	(0.44)	—	(0.44)
Year Ended June 30, 2002	10.19	0.47	0.12	0.59	(0.47)	—	(0.47)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

96   JPMORGAN MUNICIPAL BOND FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (excluding imputed interest)	Net expenses (including imputed interest)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (excluding imputed interest)	Expenses without waivers, reimbursements and earnings credits (including imputed interest)	Portfolio turnover rate (b)
$10.16	3.19%	$198,903	0.55%	0.55%	2.80%	0.67%	0.67%	24%
10.13	0.97	263,075	0.55	0.55	2.57	0.67	0.67	13
10.21	2.80	306,288	0.55	0.55	2.53	0.76	0.76	41
10.19	0.35	331,423	0.55	0.55	2.36	0.81	0.81	138
10.43	4.81	334,990	0.55	0.55	2.79	0.81	0.81	110
10.24	4.98	219,485	0.55	0.55	3.48	0.81	0.81	94

9.77	4.14	1,372,743	0.59	0.66	3.77	0.68	0.75	39
9.74	1.20	1,041,847	0.59	0.74	3.91	0.69	0.84	28
9.87	5.55	680,707	0.60	0.71	3.91	0.66	0.77	39
9.74	0.57	763,172	0.59	0.65	4.08	0.64	0.70	48
10.09	6.48	898,852	0.59	0.65	4.27	0.64	0.70	74
9.89	5.82	959,322	0.59	0.65	4.65	0.64	0.70	94

9.63	3.83	102,553	0.63	0.63	4.02	0.76	0.76	30
9.69	0.53	103,022	0.63	0.63	4.06	0.76	0.76	4
9.93	5.18	109,776	0.60	0.60	4.12	0.67	0.67	5
9.84	(0.16)	128,048	0.59	0.59	4.01	0.64	0.64	11
10.28	8.06	141,541	0.59	0.59	4.17	0.64	0.64	18
9.92	6.57	161,869	0.59	0.59	4.52	0.64	0.64	12

10.08	3.69	73,481	0.63	0.63	4.20	0.79	0.79	13
10.14	0.59	81,739	0.63	0.63	4.10	0.79	0.79	4
10.36	5.36	86,432	0.61	0.61	4.00	0.68	0.68	3
10.24	0.10	95,277	0.61	0.61	4.09	0.66	0.66	5
10.66	7.74	116,423	0.61	0.61	4.12	0.66	0.66	9
10.31	5.89	122,970	0.61	0.61	4.56	0.66	0.66	15

JULY 1, 2007   97

Financial Highlights (continued)

Select Class (continued)

				Per share operating performance
	Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Louisiana Municipal Bond Fund
Year Ended February 28, 2007	$10.01	$0.42	$(0.02)	$0.40	$(0.42)	$—	$(0.42)
July 1, 2005 to February 28, 2006 (d)	10.26	0.28	(0.25)	0.03	(0.28)	—	(0.28)
Year Ended June 30, 2005	10.14	0.42	0.13	0.55	(0.43)	—	(0.43)
Year Ended June 30, 2004	10.58	0.40	(0.44)	(0.04)	(0.40)	—	(0.40)
Year Ended June 30, 2003	10.20	0.41	0.38	0.79	(0.41)	—	(0.41)
Year Ended June 30, 2002	10.08	0.45	0.12	0.57	(0.45)	—	(0.45)

Michigan Municipal Bond Fund
Year Ended February 28, 2007	10.68	0.44	(0.05)	0.39	(0.44)	—	(0.44)
July 1, 2005 to February 28, 2006 (d)	10.89	0.30	(0.21)	0.09	(0.30)	—	(0.30)
Year Ended June 30, 2005	10.82	0.46	0.07	0.53	(0.46)	—	(0.46)
Year Ended June 30, 2004	11.29	0.47	(0.47)	—	(0.47)	—	(0.47)
Year Ended June 30, 2003	10.83	0.46	0.46	0.92	(0.46)	—	(0.46)
Year Ended June 30, 2002	10.65	0.49	0.18	0.67	(0.49)	—	(0.49)

Ohio Municipal Bond Fund
Year Ended February 28, 2007	10.83	0.44	(0.02)	0.42	(0.45)	—	(0.45)
July 1, 2005 to February 28, 2006 (d)	11.04	0.30	(0.21)	0.09	(0.30)	—	(0.30)
Year Ended June 30, 2005	10.93	0.44	0.11	0.55	(0.44)	—	(0.44)
Year Ended June 30, 2004	11.36	0.44	(0.43)	0.01	(0.44)	—	(0.44)
Year Ended June 30, 2003	10.97	0.44	0.39	0.83	(0.44)	—	(0.44)
Year Ended June 30, 2002	10.79	0.49	0.18	0.67	(0.49)	—	(0.49)

West Virginia Municipal Bond Fund
Year Ended February 28, 2007	10.00	0.41	(0.04)	0.37	(0.41)	—	(0.41)
July 1, 2005 to February 28, 2006 (d)	10.22	0.28	(0.22)	0.06	(0.28)	—	(0.28)
Year Ended June 30, 2005	10.11	0.41	0.12	0.53	(0.42)	—	(0.42)
Year Ended June 30, 2004	10.55	0.41	(0.44)	(0.03)	(0.41)	—	(0.41)
Year Ended June 30, 2003	10.19	0.44	0.36	0.80	(0.44)	—	(0.44)
Year Ended June 30, 2002	10.06	0.48	0.13	0.61	(0.48)	—	(0.48)

Tax Free Bond Fund
Year Ended February 28, 2007	12.74	0.53	(0.01)	0.52	(0.54)	(0.03)	(0.57)
July 1, 2005 to February 28, 2006 (d)	13.01	0.34	(0.19)	0.15	(0.35)	(0.07)	(0.42)
Year Ended June 30, 2005	12.88	0.55	0.34	0.89	(0.56)	(0.20)	(0.76)
Year Ended June 30, 2004	13.42	0.59	(0.52)	0.07	(0.59)	(0.02)	(0.61)
Year Ended June 30, 2003	12.89	0.59	0.53	1.12	(0.59)	—	(0.59)
Year Ended June 30, 2002	12.72	0.61	0.17	0.78	(0.61)	—	(0.61)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Includes interest expense of 0.01%.

98   JPMORGAN MUNICIPAL BOND FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$9.99	4.12%	$35,174	0.63%		4.24%	0.82%	10%
10.01	0.33	38,157	0.64	(e)	4.13	0.83	2
10.26	5.46	41,876	0.62		4.07	0.82	3
10.14	(0.37)	45,453	0.61		3.84	0.81	2
10.58	7.86	56,421	0.61		3.90	0.81	10
10.20	5.75	68,446	0.61		4.41	0.81	22

10.63	3.72	210,128	0.61		4.13	0.72	21
10.68	0.87	182,938	0.61		4.24	0.72	4
10.89	4.97	171,727	0.61		4.18	0.69	12
10.82	(0.04)	172,951	0.60		4.22	0.65	10
11.29	8.67	203,301	0.60		4.18	0.65	11
10.83	6.39	216,149	0.60		4.53	0.65	8

10.80	3.94	106,494	0.63		4.12	0.75	19
10.83	0.81	91,515	0.63		4.05	0.75	4
11.04	5.13	98,393	0.61		3.96	0.79	7
10.93	0.06	110,433	0.60		3.88	0.81	16
11.36	7.67	132,810	0.60		3.90	0.81	15
10.97	6.33	136,759	0.60		4.49	0.82	21

9.96	3.82	76,610	0.63		4.15	0.79	17
10.00	0.65	79,889	0.63		4.23	0.80	4
10.22	5.27	84,544	0.61		3.99	0.70	4
10.11	(0.33)	83,362	0.60		3.92	0.66	20
10.55	8.00	88,621	0.59		4.24	0.65	10
10.19	6.22	79,617	0.61		4.73	0.66	12

12.69	4.13	897,343	0.58		4.19	0.70	31
12.74	1.18	1,107,478	0.58		4.04	0.68	30
13.01	7.06	963,903	0.58		4.18	0.66	43
12.88	0.53	437,303	0.59		4.41	0.64	20
13.42	8.86	515,093	0.58		4.47	0.63	12
12.89	6.25	539,253	0.58		4.72	0.63	11

JULY 1, 2007   99

Financial Highlights (continued)

Select Class (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
California Tax Free Bond Fund
Year Ended February 28, 2007	$10.38	$0.37		$— (f)	$0.37	$(0.37)	$—	$(0.37)
September 1, 2005 to February 28, 2006 (d)	10.48	0.18		(0.09)	0.09	(0.17)	(0.02)	(0.19)
Year Ended August 31, 2005	10.77	0.36		(0.13)	0.23	(0.36)	(0.16)	(0.52)
Year Ended August 31, 2004	10.80	0.36		0.22	0.58	(0.37)	(0.24)	(0.61)
Year Ended August 31, 2003	11.07	0.39		(0.23)	0.16	(0.39)	(0.04)	(0.43)
Year Ended August 31, 2002	10.91	0.40		0.16	0.56	(0.40)	—	(0.40)

Intermediate Tax Free Bond Fund
Year Ended February 28, 2007	10.65	0.41	(e)	(0.01)	0.40	(0.41)	— (f)	(0.41)
September 1, 2005 to February 28, 2006 (d)	10.82	0.20		(0.13)	0.07	(0.20)	(0.04)	(0.24)
Year Ended August 31, 2005	11.00	0.40		(0.14)	0.26	(0.40)	(0.04)	(0.44)
Year Ended August 31, 2004	10.93	0.41	(e)	0.15	0.56	(0.41)	(0.08)	(0.49)
Year Ended August 31, 2003	11.15	0.42		(0.15)	0.27	(0.42)	(0.07)	(0.49)
Year Ended August 31, 2002	10.98	0.43		0.21	0.64	(0.43)	(0.04)	(0.47)

New York Tax Free Bond Fund
Year Ended February 28, 2007	7.09	0.26	(e)	(0.03)	0.23	(0.26)	—	(0.26)
September 1, 2005 to February 28, 2006 (d)	7.20	0.12		(0.10)	0.02	(0.12)	(0.01)	(0.13)
Year Ended August 31, 2005	7.42	0.23		(0.11)	0.12	(0.23)	(0.11)	(0.34)
Year Ended August 31, 2004	7.37	0.25		0.16	0.41	(0.25)	(0.11)	(0.36)
Year Ended August 31, 2003	7.46	0.26	(e)	(0.09)	0.17	(0.26)	— (f)	(0.26)
Year Ended August 31, 2002	7.38	0.26	(e)	0.09	0.35	(0.26)	(0.01)	(0.27)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

100   JPMORGAN MUNICIPAL BOND FUNDS

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 10.38	3.65%	$108,793	0.65%	3.60%	0.76%	22%
10.38	0.90	88,688	0.65	3.45	0.85	4
10.48	2.18	80,959	0.65	3.42	0.81	40
10.77	5.57	40,234	0.65	3.42	0.88	43
10.80	1.45	36,000	0.65	3.51	0.84	49
11.07	5.31	46,000	0.65	3.63	0.88	65

10.64	3.84	2,374,148	0.59	3.85	0.68	19
10.65	0.63	2,302,094	0.59	3.84	0.69	6
10.82	2.42	1,668,674	0.62	3.74	0.70	28
11.00	5.19	1,103,996	0.66	3.71	0.73	65
10.93	2.44	1,159,000	0.66	3.73	0.74	56
11.15	5.99	1,155,000	0.66	3.88	0.74	71

7.06	3.36	474,620	0.70	3.70	0.70	11
7.09	0.25	565,582	0.72	3.38	0.73	5
7.20	1.76	429,803	0.71	3.21	0.72	25
7.42	5.60	394,144	0.72	3.35	0.76	30
7.37	2.32	410,000	0.72	3.48	0.75	38
7.46	4.99	474,000	0.72	3.63	0.76	75

JULY 1, 2007   101

Legal Proceedings and Additional Fee and Expense Information

LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION
AFFECTING THE JPMT II FUNDS AND FORMER ONE GROUP MUTUAL FUNDS

On June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed pursuant to a distribution plan to certain current and former shareholders of funds identified in the distribution plan. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) it managed in the aggregate amount of approximately $8 million annually over a five-year period commencing September 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and its current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

In addition, on August 30, 2005, the commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right to Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. In June 2007, the matter, which generally related to the same facts that were the subject of the SEC Order and NYAG settlement discussed above, was settled, and the West Virginia Order will be vacated.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

The following information is provided with respect to the Funds which are series of JPMorgan Trust II and any funds which acquired the assets of funds which were series of One Group Mutual Funds. The settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

102   JPMORGAN MUNICIPAL BOND FUNDS

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIA that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ration” is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIA and/or its affiliates, as applicable.

The Funds offered in this prospectus are not subject to a Reduced Rate.

The table below shows the ratios for Select Class Shares for the following Funds which are subject to the Non-Reduced Rate.

NON-REDUCED RATE FUNDS

	Class	Net Expense Ratio %	Gross Expense Ratio%
JPMorgan Short Term Municipal Bond Fund	Select	0.55	0.67
JPMorgan Municipal Income Fund	Select	0.71	0.77
JPMorgan Arizona Municipal Bond Fund	Select	0.63	0.76
JPMorgan Kentucky Municipal Bond Fund	Select	0.63	0.7 9
JPMorgan Louisiana Municipal Bond Fund	Select	0.63	0.82
JPMorgan Michigan Municipal Bond Fund	Select	0.63	0.72
JPMorgan Ohio Municipal Bond Fund	Select	0.63	0.75
JPMorgan West Virginia Municipal Bond Fund	Select	0.63	0.79
JPMorgan Tax Free Bond Fund	Select	0.58	0.70
JPMorgan Intermediate Tax Free Bond Fund	Select	0.59	0.68

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On 7/1/07, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIA and/or its affiliates; and the Gross Expense Ratios thereafter.

“Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year. “Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

JULY 1, 2007   103

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Short Term Municipal Bond Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative	Net Cumulative Return	Net Annual Return
June 30, 2008	$56	5.00%	4.45%	4.45%
June 30, 2009	71	10.25	8.97	4.33
June 30, 2010	75	15.76	13.69	4.33
June 30, 2011	78	21.5 5	18.61	4.33
June 30, 2012	81	27.63	23.75	4.33
June 30, 2013	85	34.01	29.11	4.33
June 30, 2014	88	40.71	34.70	4.33
June 30, 2015	92	47.75	40.53	4.33
June 30, 2016	96	55.13	46.62	4.33
June 30, 2017	100	62.89	52.96	4.33

JPMorgan Municipal Income Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative	Net Cumulative Return	Net Annual Return
June 30, 2008	$73	5.00%	4.29%	4.29%
June 30, 2009	82	10.25	8.70	4.23
June 30, 2010	85	15.76	13.30	4.23
June 30, 2011	89	21.55	18.09	4.23
June 30, 2012	93	27.63	23.09	4.23
June 30, 2013	97	34.01	28.29	4.23
June 30, 2014	101	40.71	33.72	4.23
June 30, 2015	105	47.75	39.38	4.23
June 30, 2016	110	55.13	45.27	4.23
June 30, 2017	114	62.89	51.42	4.23

JPMorgan Arizona Municipal Bond Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative	Net Cumulative Return	Net Annual Return
June 30, 2008	$64	5.00%	4.37%	4.37%
June 30, 2009	81	10.25	8.80	4.24
June 30, 2010	84	15.76	13.41	4.24
June 30, 2011	8 8	21.5 5	18.22	4.24
June 30, 2012	92	27.63	23.23	4.24
June 30, 2013	96	34.01	28.45	4.24
June 30, 2014	100	40.71	33.90	4.24
June 30, 2015	104	47.75	39.58	4.24
June 30, 2016	108	55.13	45.50	4.24
June 30, 2017	113	62.89	51.66	4.24

104   JPMORGAN MUNICIPAL BOND FUNDS

JPMorgan Kentucky Municipal Bond Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative	Net Cumulative Return	Net Annual Return
June 30, 2008	$64	5.00%	4.37%	4.37%
June 30, 2009	84	10.25	8.76	4.21
June 30, 2010	88	15.76	13.34	4.21
June 30, 2011	91	21.55	18.11	4.21
June 30, 2012	95	27.63	23.09	4.21
June 30, 2013	99	34.01	28.27	4.21
June 30, 2014	103	40.71	33.67	4.21
June 30, 2015	106	47.75	39.30	4.21
June 30, 2016	112	55.13	45.16	4.21
June 30, 2017	117	62.89	51.27	4.21

JPMorgan Louisiana Municipal Bond Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative	Net Cumulative Return	Net Annual Return
June 30, 2008	$64	5.00%	4.37%	4.37%
June 30, 2009	87	10.25	8.73	4.18
June 30, 2010	91	15.76	13.28	4.18
June 30, 2011	95	21.55	18.01	4.18
June 30, 2012	99	27.63	22.95	4.18
June 30, 2013	103	34.01	28.08	4.18
June 30, 2014	107	40.71	33.44	4.18
June 30, 2015	112	47.75	39.02	4.18
June 30, 2016	116	55.13	44.83	4.18
June 30, 2017	121	62.89	50.88	4.18

JPMorgan Michigan Municipal Bond Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative	Net Cumulative Return	Net Annual Return
June 30, 2008	$64	5.00%	4.37%	4.37%
June 30, 2009	77	10.25	8.84	4.28
June 30, 2010	80	15.7 6	13.50	4.28
June 30, 2011	83	21.55	18.35	4.28
June 30, 2012	87	27.63	23.42	4.28
June 30, 2013	91	34.01	28.70	4.28
June 30, 2014	95	40.71	34.21	4.28
June 30, 2015	99	47.75	39.95	4.28
June 30, 2016	103	55.13	45.94	4.28
June 30, 2017	107	62.89	52. 19	4.28

JULY 1, 2007   105

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Ohio Municipal Bond Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative	Net Cumulative Return	Net Annual Return
June 30, 2008	$64	5.00%	4.37%	4.37%
June 30, 2009	80	10.25	8.81	4.25
June 30, 2010	83	15.76	13.43	4.25
June 30, 2011	87	21.55	18.25	4.25
June 30, 2012	91	27.63	23.28	4.25
June 30, 2013	94	34.01	28.52	4.25
June 30, 2014	98	40.71	33.98	4.25
June 30, 2015	103	47.75	39.67	4,25
June 30, 2016	107	55.13	45.61	4.25
June 30, 2017	112	62.89	51.80	4.25

JPMorgan West Virginia Municipal Bond Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative	Net Cumulative Return	Net Annual Return
June 30, 2008	$64	5.00%	4.37%	4.37%
June 30, 2009	84	10.25	8.76	4.21
June 30, 2010	88	15.76	13.34	4.21
June 30, 2011	91	21.55	18.11	4.21
June 30, 2012	95	27.63	23.09	4.21
June 30, 2013	99	34.01	28.27	4.21
June 30, 2014	103	40.71	33.67	4.21
June 30, 2015	108	47.75	39.30	4.21
June 30, 2016	112	55.13	45.16	4.21
June 30, 2017	117	62.89	51.27	4.21

JPMorgan Tax Free Bond Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative	Net Cumulative Return	Net Annual Return
June 30, 2008	$59	5.00%	4.42%	4.42%
June 30, 2009	75	10.25	8.91	4.30
June 30, 2010	78	15.76	13.59	4.30
June 30, 2011	81	21.55	18.48	4.30
June 30, 2012	85	27.63	23.57	4.30
June 30, 2013	88	34.01	28.89	4.30
June 30, 2014	92	40.71	34.43	4.30
June 30, 2015	96	47.75	40.21	4.30
June 30, 2016	100	55.13	46.24	4.30
June 30, 2017	105	62.89	52.53	4.30

106   JPMORGAN MUNICIPAL BOND FUNDS

JPMorgan Intermediate Tax Free Bond Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative	Net Cumulative Return	Net Annual Return
June 30, 2008	$60	5.00%	4.41%	4.41%
June 30, 2009	73	10.25	8.92	4.32
June 30, 2010	76	15.76	13.63	4.32
June 30, 2011	79	21.55	18.53	4.32
June 30, 2012	82	27.63	23.66	4.32
June 30, 2013	86	34.01	29.00	4.32
June 30, 2014	90	40.71	34.57	4.32
June 30, 2015	93	47.75	40.38	4.32
June 30, 2016	98	55.13	46.45	4.32
June 30, 2017	102	62.89	52.77	4.32

JULY 1, 2007   107

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

If you buy shares through a Financial Intermediary, please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102.
1-202-551-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for each of the Funds, except the California Tax Free Bond Fund, Intermediate Tax Free Bond Fund and New York Tax Free Bond Fund is 811-4236.

Investment Company Act File No. for the California Tax Free Bond Fund, Intermediate Tax Free Bond Fund and New York Tax Free Bond Fund is 811-21295.

© JPMorgan Chase & Co., 2007 All rights reserved. July 2007.	PR- MBTFS- 7 07

PROSPECTUS JULY 1 , 2007

JPMorgan

Municipal Bond

Funds

Select Class Shares

Distributed through JPMorgan Distribution Services, Inc.

JPMorgan Tax Free Bond Fund

The Securities and Exchange Commission has not approved or disapproved the shares of any of the Funds as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

CONTENTS

JPMorgan Tax Free Bond Fund	1
The Fund’s Management and Administration	6
Additional Compensation to Financial Intermediaries	7
How to Do Business with the Fund	8
Purchasing Fund Shares	8
Networking and Sub-Transfer Agency Fees	11
Redeeming Fund Shares	11
Shareholder Information	13
Distributions and Taxes	13
Shareholder Statements and Reports	14
Availability of Proxy Voting Record	14
Portfolio Holdings Disclosure	14
Investment Practices	16
Risk and Reward Elements for the Fund	21
Financial Highlights	26
Legal Proceedings and Additional Fee and Expense Information	28
How to Reach Us	Inside back cover

JPMorgan Tax Free Bond Fund

What is the goal of the Fund?

The Fund seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from federal income tax. This is a fundamental policy. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

Municipal bonds are debt securities with maturities of 90 days or more at the time of issuance issued by states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal bonds include private activity and industrial development bonds, tax anticipation notes and participations in pools of municipal securities.

Up to 20% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax for individuals.

The securities in which the Fund invests may have fixed rates of return or floating or variable rates. Up to 20% of the Fund’s assets may be held in cash and cash equivalents. The Fund may invest in securities without regard to maturity.

The Fund invests in municipal bonds that are rated investment grade by Moody’s, S&P or Fitch. With respect to short-term securities such as tax-exempt commercial paper, notes and variable rate demand obligations, the Fund invests in securities rated in one of the two highest investment grade categories. If a security has both a long-term and a short-term rating, it must have a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories. The Fund may also invest in unrated securities of comparable quality.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in cash and cash equivalents . Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds (including affiliated money market funds) and bank money market deposit accounts.

The Fund may invest in mortgage-backed securities.

The Fund’s Board of Trustees may change any of these investment policies (other than the Fund’s investment objective and such policies that are designated as fundamental) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

JPMorgan Investment Advisors Inc. (JPMIA or the Fund’s adviser) selects securities for the Fund by analyzing both individual securities and different market sectors. Taking a long-term approach, JPMIA looks for individual securities that it believes will perform well over market cycles. The Fund spreads its holdings across various security types within the municipal securities market. JPMIA selects individual securities after performing a risk/reward evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

JULY 1, 2007   1

JPMorgan Tax Free Bond Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed Fund. The Fund may not achieve its objective if the adviser’s expectation regarding particular securities or markets are not met.

Interest Rate Risk.  The Fund mainly invests in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Municipal Obligations Risk.  Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in municipal bonds in the lowest investment grade category. Such securities are considered to have speculative characteristics and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Alternative Minimum Tax.  The Fund may invest up to 20% of its assets in municipal bonds, the interest on which may be subject to the federal alternative minimum tax. Shareholders who are subject to the federal alternative minimum tax may have all or a portion of their income from the Fund subject to federal income tax. In addition, corporate shareholders will be required to take the interest on municipal bonds into account in determining their alternative minimum taxable income. Any capital gains distributed by the Fund may be taxable.

Prepayment and Call Risk.  The Fund may invest in mortgage-backed securities. The issuer of these securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.”

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging, risk management or to increase income or gain may not be successful resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns.

Temporary Defensive Positions and Redemption Risks.
To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its assets in cash and cash equivalents. These investments may prevent the Fund from meeting its investment objectives. The Fund may have to sell securities at a loss in order to fund shareholder redemptions .

Risk/Return Summary

For a more detailed discussion of the Fund’s investments and main risks, as well as Fund strategies, please see pages 16–24.

2   JPMORGAN MUNICIPAL BOND FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Brothers Municipal Bond Index, a broad-based securities market index and the Lipper General Municipal Debt Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	3rd quarter, 2006	3.25%	Worst Quarter	2nd quarter, 2004	–2.20%

*	Performance data includes performance of the Pegasus Municipal Bond Fund for the period before it was consolidated with the Fund on March 22, 1999.

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return through 3/31/07 was 0.66%.

JULY 1, 2007   3

JPMorgan Tax Free Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2006*

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS
Return Before Taxes	4.11	4.96	5.25
Return After Taxes on Distributions	4.06	4.87	5.20
Return After Taxes on Distributions and Sale of Fund Shares	4.19	4.88	5.18

LEHMAN BROTHERS MUNICIPAL BOND INDEX1,ˆ (Reflects No Deduction for Fees, Expenses or Taxes)	4.84	5.53	5.76

LIPPER GENERAL MUNICIPAL DEBT FUNDS INDEX2,ˆ (Reflects No Deduction for Taxes)	5.11	5.37	5.24

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The performance information for periods prior to March 22, 1999 reflects the performance of the predecessor to the Pegasus Municipal Bond Fund and the Pegasus Municipal Bond Fund.

1	The Lehman Brothers Municipal Bond Index is an unmanaged index generally representative of the municipal bond market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these expenses.

2	The Lipper General Municipal Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

4   JPMORGAN MUNICIPAL BOND FUNDS

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Fund assets)

Select Class
Management Fees	0.30
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.15

Total Annual Operating Expenses	0.70
Fee Waivers and Expense Reimbursements[2]	(0.12)

Net Expenses[2]	0.58

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIA, the Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.58% of its average daily net assets through 6/30/08. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/08, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
59	212	378	859

JULY 1, 2007   5

The Fund’s Management and Administration

The JPMorgan Tax Free Bond Fund is a series of JPMorgan Trust II (JPMT II), a Delaware statutory trust (Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of securities representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 for more information concerning all of the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Fund’s Investment Adviser

JPMorgan Investment Advisors (JPMIA) is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund.

JPMIA is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIA is located at 1111 Polaris Parkway, Suite 2-J, P.O. Box 710211, Columbus, Ohio 43271-0211.

During the most recent fiscal year ended 2/28/07, the adviser was paid management fees (net of waivers), of 0.30% as a percentage of average daily net assets.

A discussion of the basis the Board of Trustees of JPMorgan Trust II used in reapproving the investment advisory agreement for the Fund is available in the semi-annual report for the period ended August 31.

Portfolio Managers

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers.

Richard Taormina has been the lead portfolio manager responsible for the day-to- day management of the Fund since February, 2005. Mr. Taormina has been an employee of J.P. Morgan Investment Management Inc. (JPMIM), an affiliate of JPMIA since 1997. Mr. Taormina is responsible for managing municipal mutual funds, institutional fixed income accounts and quantitative analysis. Previously, Mr. Taormina was a Certified Financial Planner for the Financial Advisory Group, where he was an investment analyst. Prior to joining JPMIM, Mr. Taormina was the senior trader at the Vanguard Group of Investment Companies. Kimberly Bingle, CFA, has also participated in t he management of the Fund since June, 2005. An employee of JPMIA since 1998, Ms. Bingle has been in the investment industry since 1986 and has been a member of the Tax Free Bond team since 1999.

The Fund’s Statement of Additional Information provides information about the other accounts managed by the portfolio managers, if any, the structure of their compensation and their ownership of Fund securities.

The Fund’s Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services for and oversees the Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market and non-funds-of-funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

The Fund’s Shareholder Servicing Agent

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS ) under which JPMDS has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Select Class Shares of the Fund. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Fund’s Distributor

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

6   JPMORGAN MUNICIPAL BOND FUNDS

Additional Compensation to Financial Intermediaries

JPMIA, the Fund’s Distributor, and from time to time, other affiliates of JPMIA, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIA and the Fund’s Distributor may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold .

JULY 1, 2007   7

How to Do Business with the Fund

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•	Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase & Co. (JPMorgan Chase), that have entered into agreements with JPMorgan Distribution Services, Inc. (JPMDS), as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary .

Who can buy shares?

Select Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Select Class Shares — See “How do I open an account?”

•	Select Class Shares may be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

•	Select Class Shares may also be purchased directly from the Fund by officers, directors or trustees, retirees and employees and their immediate families (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	JPMorgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

See “How do I open an account?”

•	For further information on investment minimums or eligibility, please call 1-800-480-4111.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase or redemption orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan

8   JPMORGAN MUNICIPAL BOND FUNDS

Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The JPMorgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The JPMorgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Duration Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of the Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market

JULY 1, 2007   9

How to Do Business with the Fund (continued)

quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund’s Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the Fund h as implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Fund . The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Fund’s Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

The Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent the Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other JPMorgan Funds in order to meet the minimum. A Financial Intermediary may impose different investment minimums. There are no minimum levels for subsequent purchases.

Select Class shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum. Select Class Share accounts of former One Group Funds opened on or before February 18, 2005 will be subject to a $200,000 minimum.

Employees of JPMorgan Chase and its subsidiaries and affiliates may purchase additional Select Class Shares for Select Class Shares accounts opened on or before February 18, 2005. Officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds and JPMorgan Chase and its subsidiaries and affiliates may also open new Select Class Shares accounts subject to a $2,500 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Please call 1-800-480-4111 for more information. All other new accounts for officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds or JPMorgan Chase or its subsidiaries and affiliates will be opened as Class A Shares accounts, which have higher expenses than Select Class Shares.

Investment minimums may be waived for cer tain types of retirement accounts (e.g., 401(k), 403(b) ) as well as for certain wrap fee accounts. The Fund reserves the right to waive any investment minimum. For further information on investment minimum waivers, speak to your Financial Intermediary.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

10   JPMORGAN MUNICIPAL BOND FUNDS

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserve s the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

If you have questions, contact your Financial Intermediary.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Fund may also directly enter into agreements with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMorgan Investment Advisors or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Fund is open for business.

Redemption orders accepted by a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Fund may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may send a written redemption request to your Financial Intermediary.

•	You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. To

JULY 1, 2007   11

How to Do Business with the Fund (continued)

col lect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account.

For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?” The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “ Purchases, Redemptions and Exchanges ” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

12   JPMORGAN MUNICIPAL BOND FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

The Fund can earn income and can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund generally declares dividends on the last business day of each month and pays such dividends on the first business day of the following month. The Fund will distribute net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses), if any, at least annually. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, the Fund may also make fewer net capital gain payments in a given year, depending on its investment results. The Fund will distribute substantially all of its net investment income and net capital gain.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

If, at the close of each quarter, at least 50% of the value of the Fund’s total assets consists of tax-exempt interest obligations, the Fund will be eligible to designate distributions of interest derived from tax-exempt-interest obligations as “exempt-interest dividends.” As described in the section entitled “What are the Fund’s main investment strategies?”, the Fund invests primarily in various types of tax-exempt interest obligations. Distributions properly designated as exempt-interest dividends generally are not subject to federal income tax but may be subject to state and local taxes and, in certain instances, may result in liability for the federal alternative minimum tax, both for individual and corporate shareholders. You should consult your tax advisor concerning your own tax situation. Shareholders that receive social security or railroad retirement benefits should also consult their tax advisors to determine what effect, if any, an investment in the Fund may have on the federal taxation of their benefits.

The Supreme Court has agreed to hear an appeal of a state court decision that might significantly affect how states tax in-state and out-of-state municipal bonds. A Kentucky state court held that a Kentucky law violates the U.S. Constitution by treating, for Kentucky state tax purposes, the interest income on in-state municipal bonds differently from the income on out-of-state municipal bonds. If the Supreme Court affirms this holding, most states likely will revisit the way in which they treat the interest on municipal bonds, and this has the potential to increase significantly the amount of state tax paid by shareholders on exempt-interest dividends. The Supreme Court likely will hold oral arguments on this case in the fall of 2007 and issue a decision sometime thereafter. You should consult your tax advisor to discuss the tax consequences of your investment in the Fund .

The Fund may invest a portion of its assets in securities that generate income subject to federal, state, and/or local taxes. Distributions from the Fund that are not properly designated as exempt-interest dividends are expected primarily to be taxable as ordinary income from dividends. For federal income tax purposes, dividends of net investment income and any net short-term capital gains (see below) paid to a non-corporate U.S. shareholder during a tax year beginning before January 1, 2011 that are designated as qualified dividend income generally will be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as either qualified dividend income or exempt-interest dividend income, as well as dividends of net short-term capital gains, will be taxable to shareholders as ordinary income.

It is unlikely that dividends from the Fund will qualify to any significant extent for designation as qualified dividend income. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions that are properly designated as capital gain dividends, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of net short-term

JULY 1, 2007   13

Shareholder Information (continued)

capital gains in excess of net long-term capital losses, if any, will be taxable to shareholders as ordinary income. Capital gain dividends of a non-corporate U.S. shareholder recognized during a tax year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

The Fund’s investments in certain debt securities, mortgage-backed and asset-backed securities, and derivative instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold including at times when it is not advantageous to do so.

Any increase in the principal amount of an inflation-linked debt security will be original issue discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increases thereto, until maturity.

The dates on which dividends and capital gains will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of federal tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Fund. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMI A. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter.

In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund’s

14   JPMORGAN MUNICIPAL BOND FUNDS

website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

The Fund will disclose the F und’s 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represents of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

JULY 1, 2007   15

Investment Practices

The table discusses the types of investments which can be held by the Fund. In each case, the related types of risk are also listed. In addition to the types of securities listed below, the Fund has average weighted maturity requirements. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in the Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of the Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the Fund’s portfolio. Therefore, in the case of the Fund holding mortgage-backed securities, asset-backed securities and similar types of securities, the average weighted maturity is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions.

INSTRUMENT	RISK TYPE
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.
Credit Interest Rate Market Political Prepayment
Auction Rate Securities: Auction rate securities consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities.
Credit Interest Rate Market
Bank Obligations: Bank obligations consist of bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.
Credit Currency Interest Rate Liquidity Market Political
Borrowings: The Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. The Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.
Credit Interest Rate Market
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. The Fund will sell only covered call and secured put options.
Credit Leverage Liquidity Management Market
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	Credit Currency Interest Rate Liquidity Market Political
Corporate Debt Securities: Corporate debt securities may include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.
Credit Currency Interest Rate Liquidity Market Political Valuation

16   JPMORGAN MUNICIPAL BOND FUNDS

INSTRUMENT	RISK TYPE
Credit Default Swaps: A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.
Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Custodial Receipts: The Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.
Credit Liquidity Market
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by the Fund.
Liquidity Management Market
Exchange Traded Funds (“ETFs”): Ownership interest in unit investment trusts, depository receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Depository Receipts (“SPDRs”) and NASDAQ 100’s.
Investment Company Market
Interfund Lending: Interfund lending involves lending money and borrowing money for temporary purposes through a credit facility.	Credit Interest Rate Market
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.
Credit Leverage Market
Investment Company Securities: Shares of other investment companies, including money market funds for which the Adviser and/or its affiliates serve as investment adviser or administrator. The Adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.
Investment Company Market
Loan Participations and Assignments: Participations in, or assignments of municipal securities, including municipal loans.	Credit Liquidity Market Political Tax
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”) and other asset -backed securities .
Credit Currency Extension Interest Rate Leverage Market Political Prepayment Tax

JULY 1, 2007   17

Investment Practices (continued)

INSTRUMENT	RISK TYPE
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include private activity bonds and industrial development bonds, as well as General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.
Credit Interest Rate Market Natural Event Political Prepayment Tax
New Financial Products: New options and futures contracts and other financial products continue to be developed and the Fund may invest in such options, contracts and products.	Credit Liquidity Management Market
Options and Futures Transactions: The Fund may purchase and sell (a) exchange traded and over the counter put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities.
Credit Leverage Liquidity Management Market
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933 , as amended, such as privately placed commercial paper and Rule 144A securities.
Liquidity Market
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	Credit Liquidity Market
Securities Lending: The lending of up to 33-1/3% of the Fund’s total assets. In return, the Fund will receive cash, other securities, and/or letters of credit as collateral.	Credit Leverage Market
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	Credit Liquidity Market
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include IOs and POs issued outside a Real Estate Mortgage Investment Conduit (“REMIC”) or CMO structure.
Credit Market Political Prepayment
Structured Investments: A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.
Credit Foreign Investment Liquidity Management Market
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. The Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.
Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation

18   JPMORGAN MUNICIPAL BOND FUNDS

INSTRUMENT	RISK TYPE
Synthetic Variable Rate Instruments: Synthetic variable rate instruments generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.
Credit Liquidity Market
Temporary Defensive Positions: To respond to unusual circumstances the Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.
Credit Interest Rate Liquidity Market
Treasury Receipts: The Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).
Market
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, including funding notes, subordinated benchmark notes, CMOs and REMICs .
Credit Gov’t Securities Interest Rate Market
U.S. Government Obligations: U.S. government obligations may include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupon Under Book Entry Safekeeping (“CUBES”).
Interest Rate Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to the Fund on demand or at the expiration of a specified term.
Credit Liquidity Market
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	Credit Leverage Liquidity Market
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero coupon debt securities which convert on a specified date to interest bearing debt securities.
Credit Currency Interest Rate Liquidity Market Political Valuation

JULY 1, 2007   19

Investment Practices (continued)

Risk related to certain investments held by the Fund:

Credit risk The risk a financial obligation will to be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

Currency Risk The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Foreign investment risk The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk.

Government securities risk The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae, Ginnie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Interest rate risk The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Investment company risk If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

Leverage risk The risk of gains or losses disproportionately higher than the amount invested.

Liquidity risk The risk the holder may not be able to sell the security at the time or price its desires.

Management risk The risk that a strategy used by a Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk governmental policies or other political actions will negatively impact the value of the investment.

Portfolio quality risk The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rates and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.

Prepayment risk The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Tax risk The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

Valuation risk The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

20   JPMORGAN MUNICIPAL BOND FUNDS

Risk and Reward Elements for the Fund

This table discusses the main elements that make up the Fund’s overall risk and reward characteristics. It also outlines the Fund’s policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions

•  The Fund’s share price, yield and total return will fluctuate in response to bond market movements
• The value of most bonds will fall when interest rates rise; the longer a bond’s maturity and the lower its credit quality, the more its value typically falls
• Adverse market, economic, political or other conditions may from time to time cause the Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective
• Mortgage-backed and asset-backed securities (securities representing an interest in, or secured by, a pool of mortgages or other assets such as receivables) could generate capital losses or periods of low yields if they are paid off substantially earlier or later than anticipated

•  Bonds have generally outperformed money market investments over the long term, with less risk than stocks
• Most bonds will rise in value when interest rates fall
• Mortgage-backed and asset-backed securities and direct mortgages can offer attractive returns

•  Under normal circumstances the Fund plans to remain fully invested in accordance with its policies and may invest uninvested cash in affiliated money market funds
• The Fund seeks to limit risk and enhance total return or yields through careful management, sector allocation, individual securities selection and duration management
• During severe market downturns, the Fund has the option of investing up to 100% of assets in high-quality short-term securities instruments
• The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities and mortgage prepayments

Credit quality

•  The default of an issuer would leave the Fund with unpaid interest or principal
• Junk bonds (those rated BB, Ba or lower) have a higher risk of default, tend to be less liquid and may be more difficult to value
• Investment-grade bonds have a lower risk of default • Junk bonds offer higher yields and higher potential gains
•  The Fund maintains its own policies for balancing credit quality against potential yields and gains in light of its investment goals
• The adviser develops its own ratings of unrated securities and makes a credit quality determination for unrated securities

JULY 1, 2007   21

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

When-issued and delayed delivery securities

• When the Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• The Fund can take advantage of attractive transaction opportunities	• The Fund segregates or earmarks liquid assets to offset leverage risk

Management choices

• The Fund could underperform its benchmark due to its sector, securities or duration choices	• The Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on those areas where it believes its commitment to research can most enhance returns and manage risks in a consistent way

Derivatives*

•  Derivatives such as futures, options, swaps and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to the Fund that would not have otherwise occurred
• The Fund may have difficulty exiting a derivatives position
• Derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities
• The counterparty to a derivatives contract could default
• Certain types of derivatives involve costs to the Fund which can reduce returns
• Derivatives that involve leverage could magnify losses
• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit the Fund’s investment flexibility
• Derivatives used for non-hedging purposes could cause losses that exceed the original investment
• Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding period of the Fund’s assets and defer recognition of certain of the Fund’s losses

•  Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost
• The Fund could make money and protect against losses if management’s analysis proves correct
• Derivatives that involve leverage could generate substantial gains at low cost

•  The Fund uses derivatives, such as futures, options, swaps and forward foreign currency contracts for hedging and for risk management (i.e., to adjust duration or yield curve exposure, or to establish or adjust exposure to particular securities, markets, or currencies); risk management may include management of the Fund’s exposure relative to its benchmark
• The Fund only establishes hedges that they expect will be highly correlated with underlying positions
• The Fund may use derivatives to increase income or gain
• While the Fund may use derivatives that incidentally involve leverage, they do not use them for the specific purpose of leveraging their portfolios
• The Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Fund is not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Fund has claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

22   JPMORGAN MUNICIPAL BOND FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

ETFs and other investment companies

•  If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company
• The price movement of an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss.
• Helps to manage smaller cash flows • Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries
•  Generally, a fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (“1940 Act”)[1]
• Exemptive orders granted to various iShares funds (which are ETFs), other ETFs, and their investment advisers by the Securities and Exchange Commission (SEC) permit a fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs
• Under SEC Rule 12d1-1, a fund may invest in both affiliated and unaffiliated money market funds without limit subject to a fund’s investment policies and restrictions and the conditions of the rule

Securities lending[2]

•  When the Fund lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults
• The collateral will be subject to the risks of the securities in which it is invested
• The Fund may enhance income through the investment of the collateral received from the borrower
•  The adviser maintains a list of approved borrowers
• The Fund receives collateral equal to at least 100% of the current value of securities loaned plus accrued interest
• The lending agents indemnify the Fund against borrower default
• The adviser’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses
• Upon recall, the borrower must return the securities loaned within the normal settlement period

1	Under the 1940 Act, a fund may not own more than 3% of the outstanding voting stock of another investment company. Additionally, a fund’s aggregate investments in other investment companies are restricted as follows: no more than 5% of a fund’s total assets when a fund invests in another investment company; and no more than 10% of its total assets when a fund invests in two or more investment companies.

2	Although the Fund is authorized to engage in securities lending, the Fund currently does not do so.

JULY 1, 2007   23

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Illiquid holdings

• The Fund could have difficulty valuing these holdings precisely • The Fund could be unable to sell these holdings at the time or price desired	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities
•  The Fund may not invest more than 15% of net assets in illiquid holdings
• To maintain adequate liquidity to meet redemptions, the Fund may hold investment-grade short-term securities (including repurchase agreements and reverse repurchase agreements) and, for temporary or extraordinary purposes, may borrow from banks up to 33-1/3% of the value of its total assets or draw on a line of credit

Short-term trading

• Increased trading would raise the Fund’s transaction costs • Increased short-term capital gains distributions would raise shareholders’ income tax liability	• The Fund could realize gains in a short period of time • The Fund could protect against losses if a bond is overvalued and its value later falls	• The Fund may use short-term trading to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

24   JPMORGAN MUNICIPAL BOND FUNDS

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JULY 1, 2007   25

Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund’s performance for the last five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

Select Class

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Tax Free Bond Fund
Year Ended February 28, 2007	$12.74	$0.53	$(0.01)	$0.52	$(0.54)	$(0.03)	$(0.57)
July 1, 2005 to February 28, 2006 (d)	13.01	0.34	(0.19)	0.15	(0.35)	(0.07)	(0.42)
Year Ended June 30, 2005	12.88	0.55	0.34	0.89	(0.56)	(0.20)	(0.76)
Year Ended June 30, 2004	13.42	0.59	(0.52)	0.07	(0.59)	(0.02)	(0.61)
Year Ended June 30, 2003	12.89	0.59	0.53	1.12	(0.59)	—	(0.59)
Year Ended June 30, 2002	12.72	0.61	0.17	0.78	(0.61)	—	(0.61)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

26   JPMORGAN MUNICIPAL BOND FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$12.69	4.13%	$897,343	0.58%	4.19%	0.70%	31%
12.74	1.18	1,107,478	0.58	4.04	0.68	30
13.01	7.06	963,903	0.58	4.18	0.66	43
12.88	0.53	437,303	0.59	4.41	0.64	20
13.42	8.86	515,093	0.58	4.47	0.63	12
12.89	6.25	539,253	0.58	4.72	0.63	11

JULY 1, 2007   27

Legal Proceedings and Additional Fee and Expense Information

On June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed pursuant to a distribution plan to certain current and former shareholders of funds identified in the distribution plan. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) it managed in the aggregate amount of approximately $8 million annually over a five-year period commencing September 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and its current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

In addition, on August 30, 2005, the commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right to Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. In June 2007, the matter, which generally related to the same facts that were the subject of the SEC Order and NYAG settlement discussed above, was settled, and the West Virginia Order will be vacated.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

T he settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

28   JPMORGAN MUNICIPAL BOND FUNDS

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMorgan Investment Advisors that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursement to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMorgan Investment Advisors and its affiliates, as applicable. The Fund offered in this prospectus is not subject to a Reduced Rate.

Fund	Class	Net Expense Ratio (%) as of February 28, 2006	Gross Expense Ratio (%) as of February 28, 2006
JPMorgan Tax Free Bond Fund	Select	0.58	0.70

The Fund’s annual return is reduced by its fees and expenses for that year. The example below is intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The example assume s the following:

•	On July 1, 200 7 , you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends;

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMorgan Investment Advisors and its affiliates; and the Gross Expense Ratio thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

JULY 1, 2007   29

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Tax Free Bond Fund

	Select Class
Period ended	Annual Costs	Gross Cumulative return	Net Cumulative Return	Net Annual Return
June 30, 2008	$59	5.00%	4.42%	4.42%
June 30, 2009	75	10.25	8.91	4.30
June 30, 2010	78	15.76	13.59	4.30
June 30, 2011	81	21.55	18.48	4.30
June 30, 2012	85	27.63	23.57	4.30
June 30, 2013	88	34.01	28.89	4.30
June 30, 2014	92	40.71	34.43	4.30
June 30, 2015	96	47.75	40.21	4.30
June 30, 2016	100	55.13	46.24	4.30
June 30, 2017	105	62.89	52.53	4.30

30   JPMORGAN MUNICIPAL BOND FUNDS

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HOW TO REACH US

If you want more information about the Fund , the following documents are free upon request:

ANNUAL/SEMI-ANNUAL REPORTS.

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI).

The SAI provides more detailed information about the Fund and is incorporated into this prospectus by reference.

HOW CAN I GET MORE INFORMATION?

You can get a free copy of the semi-annual/annual reports or the SAI, request other information or discuss your questions about the Fund by calling 1-800-480-4111, or by writing the Fund at:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can also review and copy the Fund’s reports and the SAI at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, D.C. (For information about the SEC’s Public Reference Room call 1-202-551-8090.) You can also get reports and other information about the Fund from the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room of the SEC, Washington, D.C. 20549-0102.

(Investment Company Act File No. 811-4236)

© JPMorgan Chase & Co., 2007 All rights reserved. July 2007.	PR-MTFB-707

PROSPECTUS JULY 1, 2007

JPMorgan

Money Market

Funds

Morgan, Class B & Class C Shares

JPMorgan Prime Money Market Fund
JPMorgan Liquid Assets Money Market Fund
JPMorgan U.S. Government Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund
JPMorgan Federal Money Market Fund
JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan Tax Free Money Market Fund
JPMorgan Municipal Money Market Fund
JPMorgan California Municipal Money Market Fund
JPMorgan Michigan Municipal Money Market Fund
JPMorgan New York Municipal Money Market Fund
JPMorgan Ohio Municipal Money Market Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Prime Money Market Fund	1
JPMorgan Liquid Assets Money Market Fund	6
JPMorgan U.S. Government Money Market Fund	1 2
JPMorgan U.S. Treasury Plus Money Market Fund	1 7
JPMorgan Federal Money Market Fund	2 2
JPMorgan 100% U.S. Treasury Securities Money Market Fund	2 6
JPMorgan Tax Free Money Market Fund	30
JPMorgan Municipal Money Market Fund	3 4
JPMorgan California Municipal Money Market Fund	3 8
JPMorgan Michigan Municipal Money Market Fund	4 2
JPMorgan New York Municipal Money Market Fund	4 6
JPMorgan Ohio Municipal Money Market Fund	50
The Funds’ Management and Administration	5 4
How Your Account Works	5 6
Buying Fund Shares	5 6
Selling Fund Shares	5 9
Exchanging Fund Shares	60
Distribution Arrangements	6 1
Other Information Concerning the Funds	6 3
Shareholder Information	6 4
Distributions and Taxes	6 4
Shareholder Statements and Reports	6 6
Availability of Proxy Voting Record	66
Portfolio Holdings Disclosure	6 6
What the Terms Mean	6 7
Financial Highlights	68
Legal Proceedings and Additional Fee and Expense Information Affecting the JPMT II Funds and Former One Group Mutual Funds	76
How To Reach Us	Inside back cover

JPMorgan Prime Money Market Fund

The Fund’s Objective

The Fund aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital.

The Fund’s Main Investment Strategy

The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars. The Fund principally invests in:

•	high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations

•	debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities

•	securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

•	asset-backed securities

•	repurchase agreements and reverse repurchase agreements

•	taxable municipal obligations

•	funding agreements issued by banks and highly rated U.S. insurance companies, such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated s ecurities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by J.P. Morgan Investment Management Inc. (JPMIM), the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund will concentrate its investments in the banking industry. Therefore, under normal conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the banking industry. The Fund may, however, invest less than 25% of its total assets in this industry if warranted due to adverse economic conditions and if investing less than 25% appears to be in the best interest of shareholders.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

JULY 1, 2007   1

JPMorgan Prime Money Market Fund (continued)

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Credit Risk.   There is a risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation, and as a result the value of your investment could decline. The price and liquidity of a security can also be adversely affected as credit status deteriorates and the probability of default rises. The Fund minimizes credit risk by investing only in high-quality obligations and limiting the maturity of its investments.

Prepayment Risk.  The issuers of mortgage-backed and asset-backed securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When obligations are prepaid, the Fund may have to reinvest in securities with lower yields. In addition, the Fund may fail to recover additional amounts paid for securities with higher interest rates, resulting in an unexpected capital loss.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Concentration Risk.  Because the Fund will invest a significant portion of its assets in securities of companies in the banking industry, developments affecting the banking industry will have a disproportionate impact on the Fund. These risks generally include interest rate risk, credit risk and risk associated with regulatory changes in the banking industry. The profitability of banks depends largely on the availability and cost of funds, which can change depending on economic conditions.

Foreign Securities Risk.  Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability and may be subject to higher transaction costs and delayed settlement. There may also be less public information available about such securities.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	want an investment that strives to preserve capital

•	want regular income from a high quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

2   JPMORGAN MONEY MARKET FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Class B Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

The performance figures in the bar chart do not reflect any deduction for the contingent deferred sales charges, which are assessed on Class B Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Morgan Shares after eight years.

To obtain current yield information call 1-800-480-4111 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	3rd quarter, 2000	1.39%	Worst Quarter	2nd quarter, 2003	0.02%
3rd quarter, 2003
4th quarter, 2003
1st quarter, 2004

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 7 was 1.09%.

JULY 1, 2007   3

JPMorgan Prime Money Market Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)1 (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
MORGAN SHARES[2]	4.63	2.04	3.39

CLASS B SHARES	4.15	1.50	2.90

CLASS C SHARES [2]	4.15	1.50	2.86

1	The performance for all three classes would have similar average annual total returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes have different expenses.

2	Historical performance shown for Morgan and Class C Shares prior to their inception on 10/1/ 98 and 5/ 14/98, respectively, is based on the performance of Class B Shares of the Fund. The actual returns of the Morgan Shares would have been different than those shown because Agency Shares have different expenses than Class B Shares ; for Class C Shares, the actual returns would have been substantially similar.

Investor Expenses for Morgan, Class B and Class C Shares

The expenses of the Morgan, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Morgan Shares	Class B Shares	Class C Shares
Maximum Sales Charge (Load) when you buy shares, shown as % of the offering price	NONE	NONE	NONE

Maximum Deferred Sales Charge (Load) shown as % of lower of original purchase price or redemption proceeds	NONE	5.00	1.00

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Morgan, Class B and Class C assets)

	Morgan Shares	Class B Shares	Class C Shares
Management Fees	0.08	0.08	0.08
Distribution (Rule 12b-1) Fees	NONE	0.75	0.75
Shareholder Service Fees	0.35	0.25	0.25
Other Expenses[1]	0.10	0.10	0.09

Total Annual Operating Expenses	0.53	1.18	1.17
Fee Waiver and Expense Reimbursements[2]	(0.01)	(0.21)	(0.20)

Net Expenses[2]	0.52	0.97	0.97

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Morgan, Class B and Class C Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.52%, 0.97% and 0.97%, respectively, of the average daily net assets through 6/30/08.

4   JPMORGAN MONEY MARKET FUNDS

Example

The example below is intended to help you compare the cost of investing in the Morgan, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Morgan, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
MORGAN SHARES($)	53	169	295	664
CLASS B SHARES*($)	599	654	829	1,231	**
CLASS C SHARES*($)	199	352	624	1,403

IF YOU DON’T SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
MORGAN SHARES($)	53	169	295	664
CLASS B SHARES($)	99	354	629	1,231	**
CLASS C SHARES($)	9 9	352	624	1,403

*	Assumes applicable deferred sales charge is deducted when shares are sold.

**	Reflects conversion of Class B Shares to Morgan Shares after they have been owned for eight years.

JULY 1, 2007   5

JPMorgan Liquid Assets Money Market Fund

The Fund’s Objective

The Fund seeks current income with liquidity and stability of principal.

The Fund’s Main Investment Strategy

The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars. The Fund principally invests in:

•	high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations

•	debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities

•	securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

•	asset-backed securities

•	repurchase agreements and reverse repurchase agreements

•	taxable municipal obligations

•	funding agreements issued by banks and highly rated U.S. insurance companies, such as GICs and BICs.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMorgan Investment Advisors Inc. (JPMIA), the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund will concentrate its investments in the financial services industry, including asset-backed commercial paper programs. Therefore, under normal conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the financial services industry, which includes banks, broker-dealers, finance companies and other issuers of asset-backed securities. The Fund may, however, invest less than 25% of its total assets in this industry if warranted due to adverse economic conditions and if investing less than 25% appears to be in the best interest of shareholders.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33-1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. government or its agencies and instrumentalities or by cash.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

6   JPMORGAN MONEY MARKET FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Credit Risk.   There is a risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation, and as a result the value of your investment could decline. The price and liquidity of a security can also be adversely affected as credit status deteriorates and the probability of default rises. The Fund minimizes credit risk by investing only in high-quality obligations and limiting the maturity of its investments.

Prepayment Risk.  The issuers of mortgage-backed and asset-backed securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When obligations are prepaid, the Fund may have to reinvest in securities with lower yields. In addition, the Fund may fail to recover additional amounts paid for securities with higher interest rates, resulting in an unexpected capital loss.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Securities Lending Risk.  The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

•	JPMIA maintains a list of approved borrowers, which it believes to present low credit risk;

•	The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest;

•	The lending agent indemnifies the Fund against borrower default;

•	JPMIA’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses; and

•	Upon recall, the borrower must return the securities loaned within the normal settlement period.

Concentration Risk.  Because the Fund will invest a significant portion of its assets in securities of companies in the financial services industry, developments affecting the financial services industry will have a disproportionate impact on the Fund. These risks generally include interest rate risk, credit risk and risk associated with regulatory changes in the financial services industry. In addition, financial services companies are highly dependent on the supply of short-term financing.

Foreign Securities Risk.  Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability and may be subject to higher transaction costs and delayed settlement. There may also be less public information available about such securities.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

JULY 1, 2007   7

JPMorgan Liquid Assets Money Market Fund (continued)

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	want an investment that strives to preserve capital

•	want regular income from a high quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

8   JPMORGAN MONEY MARKET FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Class B Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

The performance figures in the bar chart do not reflect any deduction for the contingent deferred sales charges, which are assessed on Class B Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Morgan Shares after eight years.

To obtain current yield information call 1-800-480-4111 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2000	1.31%	Worst Quarter	3rd quarter, 2003	0.03%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 7 was 1.09%.

JULY 1, 2007   9

JPMorgan Liquid Assets Money Market Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)1 (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
MORGAN SHARES[2]	4.53	2.04	3.51

CLASS B SHARES	4.13	1.51	2.83

CLASS C SHARES[2]	4.13	1.51	2.77

1	The performance for all three classes would have similar average annual total returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes have different expenses.

2	Historical performance shown for Morgan and Class C Shares prior to their inception on 2/22/05 and 5/31/00, respectively, is based on the performance of Investor Shares, the original class offered. All prior performance for the Investor Shares has been adjusted to reflect the differences in expenses and sales charges between classes.

Investor Expenses for Morgan, Class B and Class C Shares

The expenses of the Morgan, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES

(Fees paid directly from your investment)

	Morgan Shares	Class B Shares	Class C Shares
Maximum Sales Charge (Load) when you buy shares, shown as % of the offering price	NONE	NONE	NONE

Maximum Deferred Sales Charge (Load) shown as % of lower of original purchase price or redemption proceeds	NONE	5.00	1.00

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Morgan, Class B and Class C assets)

	Morgan Shares	Class B Shares	Class C Shares
Management Fees	0.08	0.08	0.08
Distribution (Rule 12b-1) Fees	0.10	0.75	0.75
Shareholder Service Fees	0.35	0.25	0.25
Other Expenses[1]	0.11	0.11	0.11
Total Annual Operating Expenses	0.64	1.19	1.19
Fee Waiver and Expense Reimbursements[2]	(0.05)	(0.22)	(0.22)
Net Expenses[2]	0.59	0.97	0.97

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Morgan, Class B and Class C Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.59%, 0.97% and 0.97%, respectively, of the average daily net assets through 6/30/08.

10   JPMORGAN MONEY MARKET FUNDS

Example

The example below is intended to help you compare the cost of investing in the Morgan, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Morgan, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
MORGAN SHARES($)	60	200	352	794
CLASS B SHARES*($)	599	656	833	1,270	**
CLASS C SHARES*($)	199	356	633	1,424

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
MORGAN SHARES($)	60	200	352	794
CLASS B SHARES($)	99	356	633	1,270	**
CLASS C SHARES($)	99	356	633	1,424

*	Assumes applicable deferred sales charge is deducted when shares are sold.

**	Reflects conversion of Class B Shares to Morgan Shares after they have been owned for eight years.

JULY 1, 2007   11

JPMorgan U.S. Government Money Market Fund

The Fund’s Objective

The Fund seeks high current income with liquidity and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests its assets exclusively in:

•	debt securities issued or guaranteed by the U.S. government, or by U.S. government agencies or instrumentalities

•	repurchase agreements fully collateralized by U.S. Treasury and U.S. government securities.

If the Fund decides to invest in other types of securities, shareholders will be given 60 days advance notice.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33-1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. government or its agencies and instrumentalities or by cash.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Prepayment Risk.  The issuers of mortgage-backed and asset-backed securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When obligations are prepaid, the Fund may have to reinvest in securities with lower yields. In addition, the Fund may fail to recover additional amounts paid for securities with higher interest rates, resulting in an unexpected capital loss.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By

12   JPMORGAN MONEY MARKET FUNDS

contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Securities Lending Risk.  The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

•	JPMIA maintains a list of approved borrowers, which it believes to present low credit risk;

•	The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest;

•	The lending agent indemnifies the Fund against borrower default;

•	JPMIA’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses; and

•	Upon recall, the borrower must return the securities loaned within the normal settlement period.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.   Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	want an investment that strives to preserve capital

•	want regular income from a high quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

JULY 1, 2007   13

JPMorgan U.S. Government Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Morgan Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-480-4111 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	3rd quarter, 2000	1. 55%	Worst Quarter	1st quarter, 2004	0. 1 3%

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for Morgan Shares prior to their inception on 2/19/ 05 is based on the performance of the Funds Capital Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. Prior class performance for the Capital Shares has been adjusted to reflect differences in expenses between classes.

The Fund’s year-to-date total return as of 3/31/0 7 was 1. 17%.

14   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
MORGAN SHARES[1]	4.51	1.98	3.43

1	Historical performance shown for Morgan Shares prior to their inception on 2/19/05 is based on the performance of the Fund’s Capital Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. Prior class performance for the Capital Shares has been adjusted to reflect differences in expenses between classes.

Investor Expenses for Morgan Shares

The expenses of the Morgan Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES

(Fees paid directly from your investment)

Maximum Sales Charge (Load) when you buy shares, shown as % of the offering price	NONE

Maximum Deferred Sales Charge (Load) shown as % of lower of original purchase price or redemption proceeds	NONE

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Morgan Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.10
Shareholder Service Fees	0.35
Other Expenses[1]	0.10
Total Annual Operating Expenses	0. 63
Fee Waiver and Expense Reimbursements[2]	(0.04)
Net Expenses[2]	0.59

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Morgan Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.59% of the average daily net assets through 6/30/08.

JULY 1, 2007   15

JPMorgan U.S. Government Money Market Fund (continued)

Example

The example below is intended to help you compare the cost of investing in the Morgan Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Morgan Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
60	198	347	783

16   JPMORGAN MONEY MARKET FUNDS

JPMorgan U.S. Treasury Plus Money Market Fund

The Fund’s Objective

The Fund seeks current income with liquidity and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests its assets exclusively in:

•	obligations of the U.S. Treasury, including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury

•	repurchase agreements fully collateralized by U.S. Treasury securities.

The debt securities described above carry different interest rates, maturities and issue dates.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIA, seeks to develop an appro priate portfolio by considering the differences in yields among securities of different maturities and issue dates.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

JULY 1, 2007   17

JPMorgan U.S. Treasury Plus Money Market Fund (continued)

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	want an investment that strives to preserve capital

•	want regular income from a high quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

18   JPMORGAN MONEY MARKET FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Class B Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

The performance figures in the bar chart do not reflect any deduction for the contingent deferred sales charges, which are assessed on Class B Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Morgan Shares after eight years.

To obtain current yield information call 1-800-480-4111 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2000	1.26%	Worst Quarter	2nd quarter, 2004	0.06%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 7 was 1.07%.

JULY 1, 2007   19

JPMorgan U.S. Treasury Plus Money Market Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)1 (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
MORGAN SHARES[2]	4.45	1.93	3.32

CLASS B SHARES	4.05	1.49	2.68

CLASS C SHARES[2]	4.05	1.49	2.62

1	The performance for all three classes would have similar average annual total returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes have different expenses.

2	Historical performance shown for Morgan and Class C Shares prior to their inception on 2/22/05 and 2/18/98 , respectively, is based on the performance of Investor Shares, the original class offered , which invest in the same portfolio of securities, but whose share s are not offer ed in this prospectus . All prior performance for the Investor Shares has been adjusted to reflect the differences in expenses and sales charges between classes.

Investor Expenses for Morgan, Class B and Class C Shares

The expenses of the Morgan, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Morgan Shares	Class B Shares	Class C Shares
Maximum Sales Charge (Load) when you buy shares, shown as % of the offering price	NONE	NONE	NONE

Maximum Deferred Sales Charge (Load) shown as % of lower of original purchase price or redemption proceeds	NONE	5.00	1.00

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Morgan, Class B and Class C assets)

	Morgan Shares	Class B Shares	Class C Shares
Management Fees	0.08	0.08	0.08
Distribution (Rule 12b-1) Fees	0.10	0.75	0.75
Shareholder Service Fees	0.35	0.25	0.25
Other Expenses[1]	0.10	0.10	0.10
Total Annual Operating Expenses	0.63	1.18	1.18
Fee Waiver and Expense Reimbursements[2]	(0.04)	(0.21)	(0.21)
Net Expenses[2]	0.59	0.97	0.97

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Morgan, Class B and Class C Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.59%, 0.97% and 0.97%, respectively, of the average daily net assets through 6/30/08.

20   JPMORGAN MONEY MARKET FUNDS

Example

The example below is intended to help you compare the cost of investing in the Morgan, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Morgan, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
MORGAN SHARES ($)	60	198	347	783
CLASS B SHARES* ($)	599	654	829	1,260	**
CLASS C SHARES* ($)	199	354	629	1,413

IF YOU DON’T SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
MORGAN SHARES ($)	60	198	347	783
CLASS B SHARES ($)	99	354	629	1,260	**
CLASS C SHARES ($)	99	354	629	1,413

*	Assumes applicable deferred sales charge is deducted when shares are sold.

**	Reflects conversion of Class B Shares to Morgan Shares after they have been owned for eight years.

JULY 1, 2007   21

JPMorgan Federal Money Market Fund

The Fund’s Objective

The Fund aims to provide current income while still preserving capital and maintaining liquidity.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests its assets exclusively in:

•	obligations of the U.S. Treasury, including Treasury bills, bonds and notes

•	debt securities that certain U.S. government agencies or instrumentalities have either issued or guaranteed as to principal and interest.

The interest on these securities is generally exempt from state and local income taxes.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured by or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Prepayment Risk.  The issuers of mortgage-backed and asset-backed securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When obligations are prepaid, the Fund may have to reinvest in securities with lower yields. In addition, the Fund may fail to recover additional amounts paid for securities with higher interest rates, resulting in an unexpected capital loss.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely

22   JPMORGAN MONEY MARKET FUNDS

payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	want an investment that strives to preserve capital

•	want regular income from a high quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

JULY 1, 2007   23

JPMorgan Federal Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Morgan Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-480-4111 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2000	1.47%	Worst Quarter	1st quarter, 2004	0.08%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 7 was 1.16%.

24   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
MORGAN SHARES	4.46	1.86	3.28

Investor Expenses for Morgan Shares

The expenses of the Morgan Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Morgan Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.10
Shareholder Service Fees	0.35
Other Expenses[1]	0.10
Total Annual Operating Expenses	0.63
Fee Waiver and Expense Reimbursements[2]	(0.04)
Net Expenses[2]	0.59

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Morgan Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.59% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Morgan Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Morgan Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
60	198	347	783

JULY 1, 2007   25

JPMorgan 100% U.S. Treasury Securities Money Market Fund

The Fund’s Objective

The Fund aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal.

The Fund’s Main Investment Strategy

The Fund invests its assets exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes.

These investments carry different interest rates, maturities and issue dates. The interest on these securities is generally exempt from state and local income taxes. The Fund does not buy securities issued or guaranteed by agencies of the U.S. government.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund will only buy securities that present minimal credit risk.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33-1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Treasury , or in other limited instances, by cash.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities and issue dates.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Securities Lending Risk.  The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The risk of securities lending is reduced, however, by the following policies:

•	JPMIM maintains a list of approved borrowers, which it believes to present low credit risk;

•	The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest;

•	The lending agent indemnifies the Fund against borrower default; and

•	Upon recall, the borrower must return the securities loaned within the normal settlement period.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

26   JPMORGAN MONEY MARKET FUNDS

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	want an investment that strives to preserve capital

•	want regular income from a high-quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

JULY 1, 2007   27

JPMorgan 100% U.S. Treasury Securities Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Morgan Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-480-4111 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2000	1.46%	Worst Quarter	4th quarter, 2003	0.10%
1st quarter, 2004
2nd quarter, 2004

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 7 was 1.11%.

28   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
MORGAN SHARES	4.24	1.80	3.19

Investor Expenses for Morgan Shares

The expenses of the Morgan Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Morgan Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.10
Shareholder Service Fees	0.35
Other Expenses[1]	0.10
Total Annual Operating Expenses	0.63
Fee Waivers and Expense Reimbursements[2]	(0.04)
Net Expenses[2]	0.59

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Morgan Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.59% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Morgan Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Morgan Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
60	198	347	783

JULY 1, 2007   29

JPMorgan Tax Free Money Market Fund

The Fund’s Objective

The Fund aims to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund will try to invest its assets exclusively in municipal obligations, the interest on which is excluded from federal income taxes. As a fundamental policy, the Fund will invest at least 80% of the value of its Assets in municipal obligations. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes.

Municipal obligations are securities that:

•	are issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, agencies and other groups with authority to act for the municipalities; and

•	are short-term money market instruments such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

The Fund will only purchase municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax.

The remaining 20% of the Fund’s Assets may be invested in securities subject to federal income tax or the federal alternative minimum tax. The Fund may exceed this 20% limit for temporary defensive purposes.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMIM, the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

30   JPMORGAN MONEY MARKET FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Municipal Obligations Risk.  Municipal obligations are subject to the following risks:

•	Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

•	Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

•	Since some municipal obligations may be secured or guaranteed by banks or other financial institutions, the risk to the Fund could increase if the credit quality of the financial institution providing the backing declines or the banking or financial sector suffers an economic downturn. In addition, to the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs and possible delayed settlement.

Tax Risk.  The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax. Consult your tax professional for more information.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective and may produce taxable income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	are looking for income that is not taxable

•	want an investment that strives to preserve capital

•	want regular income from a high quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

•	are investing through a tax-deferred account, such as an IRA

JULY 1, 2007   31

JPMorgan Tax Free Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Morgan Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-480-4111 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2000	0.96%	Worst Quarter	3rd quarter, 2003	0.09%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 7 was 0. 75%.

32   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
MORGAN SHARES	2.88	1.38	2.18

Investor Expenses for Morgan Shares

The expenses of the Morgan Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Morgan Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.10
Shareholder Service Fees	0.35
Other Expenses[1]	0.09
Total Annual Operating Expenses	0.62
Fee Waivers and Expense Reimbursements[2]	(0.03)
Net Expenses[2]	0.59

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Morgan Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.59% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Morgan Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Morgan Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
60	196	343	771

JULY 1, 2007   33

JPMorgan Municipal Money Market Fund

The Fund’s Objective

The Fund seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests primarily in municipal obligations, the interest on which is excluded from federal income taxes. As a fundamental policy, the Fund will invest at least 80% of its net assets in such municipal securities. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

Municipal obligations are securities that:

•	are issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, agencies and other groups with authority to act for the municipalities; and

•	are short-term money market instruments such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

The Fund will only purchase municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax.

The Fund may invest up to all of its assets in municipal obligations that produce income subject to the federal alternative minimum tax.

Up to 20% of the Fund’s remaining assets may be invested in securities subject to federal income tax, such as taxable money market instruments or repurchase agreements.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMIA, the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

34   JPMORGAN MONEY MARKET FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Municipal Obligations Risk.  Municipal obligations are subject to the following risks:

•	Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

•	Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

•	Since some municipal obligations may be secured or guaranteed by banks or other financial institutions, the risk to the Fund could increase if the credit quality of the financial institution providing the backing declines or the banking or financial sector suffers an economic downturn. In addition, to the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs and possible delayed settlement.

Tax Risk.  The Fund may invest in securities whose interest is subject to federal income tax or the federal alter native minimum tax. Consult your tax professional for more information.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective and may produce taxable income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	are looking for income that is not taxable

•	want an investment that strives to preserve capital

•	want regular income from a high quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

•	are investing through a tax-deferred account, such as an IRA

JULY 1, 2007   35

JPMorgan Municipal Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Morgan Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-480-4111 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	4th quarter, 2000	0.9 4%	Worst Quarter	3rd quarter, 2003	0. 09%

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for Morgan Shares prior to their inception on 2/19/05 is based on the performance of the Fund’s Premier Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. Prior class performance for the Premier Shares has been adjusted to reflect differences in expenses between classes.

The Fund’s year-to-date total return as of 3/31/0 7 was 0. 7 6%.

36   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
MORGAN SHARES[1]	2.92	1.41	2.18

1	The performance in the table for the period before Morgan Shares were launched on 2/19/05 is based on the Fund’s Premier Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. Prior class performance for the Premier Shares has been adjusted to reflect differences in expenses between classes.

Investor Expenses for Morgan Shares

The expenses of the Morgan Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Morgan Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.10
Shareholder Service Fees	0.35
Other Expenses[1]	0.10
Total Annual Operating Expenses	0.63
Fee Waivers and Expense Reimbursements[2]	(0.04)
Net Expenses[2]	0.59

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Morgan Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.59% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Morgan Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Morgan Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
60	198	347	783

JULY 1, 2007   37

JPMorgan California Municipal Money Market Fund

The Fund’s Objective

The Fund aims to provide the highest possible level of current income which is exempt from federal and California personal income taxes, while still preserving capital and maintaining liquidity.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests primarily in municipal obligations, the interest on which is excluded from gross income for federal income tax purposes, exempt from California personal income taxes and is not subject to the federal alternative minimum tax on individuals. As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in such municipal obligations. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes.

Municipal obligations in which the Fund may invest are securities that:

•	are issued by the State of California, its political subdivisions, authorities, and agencies, as well as by Puerto Rico, other U.S. territories and their political subdivisions; and

•	are short-term money market instruments, such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

The Fund will only purchase municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax.

The remaining 20% of Assets may be invested in securities paying interest which is subject to federal and California personal income taxes or the federal alternative minimum tax. The Fund may exceed this limit for temporary defensive purposes. For example, when suitable municipal obligations are unavailable, the Fund may buy municipal obligations from other states. These would generally be subject to California personal income taxes.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMIM, the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

38   JPMORGAN MONEY MARKET FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Risk of California Obligations.  The Fund will be particularly susceptible to difficulties affecting California and its municipalities.

Municipal Obligations Risk.  Municipal obligations are subject to the following risks:

•	Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

•	Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

•	Since some municipal obligations may be secured or guaranteed by banks or other institutions, the risk to the Fund could increase if the credit quality of the financial institution providing the backing declines or the banking or financial sector suffers an economic downturn. In addition, to the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs and possible delayed settlement.

Diversification Risk.  As a single state money market fund, the Fund is less diversified than other money market funds. This is because a single state fund is allowed by SEC rules to invest a significantly greater portion of its assets in one issuer. Because of these rules and the relatively small number of issuers of a particular state’s municipal securities, the Fund’s performance is more affected by the success of one or a few issuers than is the performance of a more diversified fund.

Tax Risk.  The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax or California personal income taxes. Consult your tax professional for more information.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Concentration Risk.  The Fund may invest more than 25% of its total assets in securities which rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments which affect those projects.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective and may produce taxable income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	are looking for income that is not taxable by the United States and by the State of California

•	want an investment that strives to preserve capital

•	want regular income from a high quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

•	are investing through a tax-deferred account, such as an IRA

JULY 1, 2007   39

JPMorgan California Municipal Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Morgan Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-480-4111 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	2nd quarter, 2000	0.85%	Worst Quarter	3rd quarter, 2003	0.11%
1st quarter, 2004

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 7 was 0. 75%.

40   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
MORGAN SHARES	2.91	1.40	2.08

Investor Expenses for Morgan Shares

The expenses of the Morgan Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Morgan Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.10
Shareholder Service Fees	0.35
Other Expenses[1]	0.12
Total Annual Operating Expenses	0.65
Fee Waivers and Expense Reimbursements[2]	(0.10)
Net Expenses[2]	0.55

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Morgan Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.55 % of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Morgan Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Morgan Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
56	198	3 52	801

JULY 1, 2007   41

JPMorgan Michigan Municipal Money Market Fund

The Fund’s Objective

The Fund seeks as high a level of current interest income exempt from federal income tax and Michigan personal income tax as is consistent with capital preservation and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests primarily in municipal obligations, the income from which is exempt from both federal income tax and Michigan personal income tax. As a fundamental policy, the Fund will invest at least 80% of its Assets in such municipal securities. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes.

Municipal obligations in which the Fund may invest are securities that:

•	are issued by the State of Michigan, its political subdivisions, authorities, and agencies, as well as by Puerto Rico, other U.S. territories and their political subdivisions; and

•	are short-term money market instruments, such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

The Fund will only purchase municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax and Michigan personal income tax.

The Fund may invest up to all of its assets in municipal obligations that produce income subject to the federal alternative minimum tax.

Up to 20% of the Fund’s remaining assets may be invested in non-Michigan municipal obligations, which may produce interest exempt only from federal income tax, or in securities subject to federal income tax, such as taxable money market instruments or repurchase agreements. For temporary defensive purposes, the Fund has the ability to invest up to all of its assets in non-Michigan municipal obligations that produce income that may be subject to the federal alternative minimum tax.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMIA, the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

42   JPMORGAN MONEY MARKET FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Risk of Michigan Obligations.  The Fund will be parti cularly susceptible to difficulties affecting Michigan and its municipalities.

Municipal Obligations Risk.  Municipal obligations are subject to the following risks:

•	Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

•	Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

•	Since some municipal obligations may be secured or guaranteed by banks or other financial institutions, the risk to the Fund could increase if the credit quality of the financial institution providing the backing declines or the banking or financial sector suffers an economic downturn. In addition, to the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs and possible delayed settlement.

Diversification Risk.  As a single state money market fund, the Fund is less diversified than other money market funds. This is because a single state fund is allowed by SEC rules to invest a significantly greater portion of its assets in one issuer. Because of these rules and the relatively small number of issuers of a particular state’s municipal securities, the Fund’s performance is more affected by the success of one or a few issuers than is the performance of a more diversified fund.

Tax Risk.  The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax or Michigan personal income taxes. Consult your tax professional for more information.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective and may produce taxable income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	are looking for income that is not taxable by the United States and by the State of Michigan

•	want an investment that strives to preserve capital

•	want regular income from a high quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

•	are investing through a tax-deferred account, such as an IRA

JULY 1, 2007   43

JPMorgan Michigan Municipal Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Morgan Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-480-4111 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	4th quarter, 2000	0.9 2%	Worst Quarter	3rd quarter, 2003	0. 08%

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for Morgan Shares prior to their inception on 2/19/05 is based on the performance of the Fund’s Premier Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. Prior class performance for the Premier Shares has been adjusted to reflect differences in expenses between classes. Historical performance data includes the performance of the Pegasus Michigan Municipal Money Market Fund for the period before it was consolidated with the Fund on 3/22/99.

The Fund’s year-to-date total return as of 3/31/07 was 0.76%.

44   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
MORGAN SHARES[1]	2.93	1.37	2.07

1	The performance in the table for the period before Morgan Shares were launched on 2/19/05 is based on the Fund’s Premier Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. Prior class performance for the Premier Shares has been adjusted to reflect differences between classes. Historical performance data includes the performance of the Pegasus Michigan Municipal Money Market Fund for the period before it was consolidated with the Fund on 3/22/99.

Investor Expenses for Morgan Shares

The expenses of the Morgan Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Morgan Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.10
Shareholder Service Fees	0.35
Other Expenses[1]	0.14
Total Annual Operating Expenses	0.67
Fee Waivers and Expense Reimbursements[2]	(0.08)
Net Expenses[2]	0.59

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Morgan Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.59% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Morgan Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Morgan Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
60	206	365	827

JULY 1, 2007   45

JPMorgan New York Municipal Money Market Fund

The Fund’s Objective

The Fund aims to provide the highest possible level of current income which is excluded from gross income and exempt from New York State and New York City personal income taxes, while still preserving capital and maintaining liquidity.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests primarily in municipal obligations, the interest on which is excluded from gross income for federal income tax purposes, exempt from New York State and New York City personal income taxes and is not subject to the federal alternative minimum tax on individuals . As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in such municipal obligations. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes.

Municipal obligations in which the Fund may invest are securities that:

•	are issued by the State of New York, its political subdivisions, authorities, and agencies, as well as by Puerto Rico, other U.S. territories and their political subdivisions; and

•	are short-term money market instruments such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

The Fund will only purchase municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax.

The remaining 20% of Assets may be invested in securities paying interest which is subject to federal income tax, New York State and New York City personal income taxes or the federal alternative minimum tax. The Fund may exceed this limit for temporary defensive purposes. For example, when suitable municipal obligations are unavailable, the Fund may buy municipal obligations from other states. These would generally be subject to New York State and New York City personal income taxes.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMIM, the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

46   JPMORGAN MONEY MARKET FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Risk of New York Obligations.  The Fund will be particularly susceptible to difficulties affecting New York State and its municipalities.

Municipal Obligations Risk.  Municipal obligations are subject to the following risks:

•	Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

•	Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

•	Since some municipal obligations may be secured or guaranteed by banks or other financial institutions, the risk to the Fund could increase if the credit quality of the financial institution providing the backing declines or the banking or financial sector suffers an economic downturn. In addition, to the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs and possible delayed settlement.

Diversification Risk.  As a single state money market fund, the Fund is less diversified than other money market funds. This is because a single state fund is allowed by SEC rules to invest a significantly greater portion of its assets in one issuer. Because of these rules and the relatively small number of issuers of a particular state’s municipal securities, the Fund’s performance is more affected by the success of one or a few issuers than is the performance of a more diversified fund.

Tax Risk.  The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax or New York State or New York City personal income taxes. Consult your tax professional for more information.

Concentration Risk.  The Fund may invest more than 25% of its total assets in securities which rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments which affect those projects.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash. Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective and may produce taxable income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	are looking for income that is not taxable by the United States, by the State of New York and by New York City

•	want an investment that strives to preserve capital

•	want regular income from a high quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

•	are investing through a tax-deferred account, such as an IRA

JULY 1, 2007   47

JPMorgan New York Municipal Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Morgan Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-480-4111 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2000	0.94%	Worst Quarter	3rd quarter, 2003	0.09%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 7 was 0. 74%.

48   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
MORGAN SHARES	2.88	1.38	2.14

Investor Expenses for Morgan Shares

The expenses of the Morgan Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Morgan Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.10
Shareholder Service Fees	0.35
Other Expenses[1]	0.12

Total Annual Operating Expenses	0.65
Fee Waiver and Expense Reimbursements[2]	(0.06)

Net Expenses[2]	0.59

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Morgan Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.59% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Morgan Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Morgan Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
60	202	356	805

JULY 1, 2007   49

JPMorgan Ohio Municipal Money Market Fund

The Fund’s Objective

The Fund seeks as high a level of current interest income exempt from federal income tax and Ohio personal income tax as is consistent with capital preservation and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests primarily in municipal obligations, the income from which is exempt from both federal income tax and Ohio personal income tax. As a fundamental policy, the Fund will invest at least 80% of its Assets in such municipal obligations. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes.

Municipal obligations in which the Fund may invest are securities that:

•	are issued by the State of Ohio, its political subdivisions, authorities, and agencies, as well as by Puerto Rico, other U.S. territories and their political subdivisions; and

•	are short-term money market instruments, such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

The Fund will only purchase municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax and Ohio personal income tax.

The Fund may invest up to all of its assets in municipal obligations that produce income subject to the federal alternative minimum tax.

Up to 20% of the Fund’s remaining assets may be invested in non-Ohio municipal obligations, which may produce interest exempt only from federal income tax, or in securities subject to federal income tax, such as taxable money market instruments or repurchase agreements. For temporary defensive purposes, the Fund has the ability to invest up to all of its assets in non-Ohio municipal obligations that produce income that may be subject to the federal alternative minimum tax.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMIA, the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

50   JPMORGAN MONEY MARKET FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Risk of Ohio Obligations.  The Fund will be particularly susceptible to difficulties affecting Ohio and its municipalities.

Municipal Obligations Risk.  Municipal obligations are subject to the following risks:

•	Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

•	Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

•	Since some municipal obligations may be secured or guaranteed by banks or other financial institutions, the risk to the Fund could increase if the credit quality of the financial institution providing the backing declines or the banking or financial sector suffers an economic downturn. In addition, to the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs and possible delayed settlement.

Diversification Risk.  As a single state money market fund, the Fund is less diversified than other money market funds. This is because a single state fund is allowed by SEC rules to invest a significantly greater portion of its assets in one issuer. Because of these rules and the relatively small number of issuers of a particular state’s municipal securities, the Fund’s performance is more affected by the success of one or a few issuers than is the performance of a more diversified fund.

Tax Risk.  The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax or Ohio personal income taxes. Consult your tax professional for more information.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash. Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective and may produce taxable income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	are looking for income that is not taxable by the United States and by the State of Ohio

•	want an investment that strives to preserve capital

•	want regular income from a high quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

•	are investing through a tax-deferred account, such as an IRA

JULY 1, 2007   51

JPMorgan Ohio Municipal Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Morgan Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-480-4111 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	4th quarter, 2000	0.9 2%	Worst Quarter	3rd quarter, 200 3	0. 08%

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for Morgan Shares prior to their inception on 2/19/ 05 is based on the performance of the Fund’s Premier Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. Prior class performance for the Premier Shares has been adjusted to reflect differences in expenses between classes.

The Fund’s year-to-date total return as of 3/31/0 7 was 0. 7 5%.

52   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
MORGAN SHARES[1]	2.90	1.36	2.13

1	The performance in the table for the period before Morgan Shares were launched on 2/19/05 is based on the Fund’s Premier Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. Prior class performance for the Premier Shares has been adjusted to reflect differences between the classes.

Investor Expenses for Morgan Shares

The expenses of the Morgan Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Morgan Shares Assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.10
Shareholder Service Fees	0.35
Other Expenses[1]	0.17

Total Annual Operating Expenses	0.70
Fee Waivers and Expense Reimbursements[2]	(0.11)

Net Expenses[2]	0.59

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Morgan Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.59% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Morgan Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Morgan Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
60	213	379	860

JULY 1, 2007   53

The Funds’ Management and Administration

The following Funds are series of JPMorgan Trust I (JPMTI), a Delaware statutory trust:

•	Prime Money Market Fund

•	Federal Money Market Fund

•	100% U.S. Treasury Securities Money Market Fund

•	Tax Free Money Market Fund

•	California Municipal Money Market Fund

•	New York Municipal Money Market Fund

Collectively, these are the JPMTI Funds.

The following Funds are series of JPMorgan Trust II (JPMTII), a Delaware statutory trust:

•	Liquid Assets Money Market Fund

•	U.S. Government Money Market Fund

•	U.S. Treasury Plus Money Market Fund

•	Municipal Money Market Fund

•	Michigan Municipal Money Market Fund

•	Ohio Municipal Money Market Fund

Collectively, these are the JPMTII Funds.

The trustees of each trust are responsible for overseeing all business activities.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary (as described below) who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Advisers

J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Investment Advisors Inc. (JPMIA) each acts as investment adviser to several of the Funds and each makes day-to-day investment decisions for the Funds which it advises. JPMIM is the investment adviser to the JPMTI Funds and JPMIA is the investment adviser to the JPMTII Funds.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167. JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMIA is located at 1111 Polaris Parkway, Columbus, OH 43240.

During the most recent fiscal period ended 2/28/0 7 , JPMIM or JPMIA were paid management fees (net of waivers, if any), as shown below, as a percentage of average daily net assets:

Prime Money Market Fund	0.08%
Liquid Assets Money Market Fund	0.08
U.S. Government Money Market Fund	0.08
U.S. Treasury Plus Money Market Fund	0.08
Federal Money Market Fund	0.08
100% U.S. Treasury Securities Money Market Fund	0.08
Tax Free Money Market Fund	0.08
Municipal Money Market Fund	0.08
California Municipal Money Market Fund	0.08
Michigan Municipal Money Market Fund	0.08
New York Municipal Money Market Fund	0.08
Ohio Municipal Money Market Fund	0.08

A discussion of the basis the Boards of Trustees of JPMTI and JPMTII used in reapproving the investment advisory agreement for the Funds is available in the shareholder report s for the period ended August 31, 200 6.

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.10% of the first $100 billion of average daily net assets of all money market funds in the JPMorgan Funds Complex and 0.05% of average daily net assets over $100 billion.

The Funds’ Shareholder Servicing Agent

JPMTI and JPMTII, on behalf of the Funds, have entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.35% of the average daily net assets of

54   JPMORGAN MONEY MARKET FUNDS

Morgan Shares of each Fund and 0.25% of the average daily net assets of the Class B and Class C Shares. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the annual fees described above to such entities for performing shareholder and administrative services. The amount payable for “service fees” (as defined by the NASD) does not exceed 0.25% of the average annual net assets attributable to the Morgan Shares of each Fund.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM, JPMIA and the Administrator.

With the exception of the Prime Money Market Fund, all of the Funds have adopted a Rule 12b-1 distribution plan under which they pay annual distribution fees of up to 0.10% of the average daily net assets attributable to Morgan Shares. The Prime Money Market Fund, Liquid Assets Money Market Fund and U.S. Treasury Plus Money Market Fund have adopted a Rule 12b-1 distribution plan under which it pays annual distribution fees of up to 0.75% of the average daily net assets attributable to Class B and Class C Shares.

Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to the amount of actual expenses incurred.

Because Rule 12b-1 expenses are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

Additional Compensation to Financial Intermediaries

JPMIM, JPMIA, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also , at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor. These additional cash payments are payments over and above the sales charges, Rule 12b-1 fees and shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Interme diary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM, JPMIA and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. In addition, JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to the JPMorgan Fund shares sold by the Financial Intermediary or an additional commission on the sale of JPMorgan Fund shares subject to a contingent deferred sales charge (CDSC) .

JULY 1, 2007   55

How Your Account Works

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Morgan Shares of these Funds. Unlike the other money market funds in the prospectus, the Prime Money Market Fund, Liquid Assets Money Market Fund and U.S. Treasury Plus Money Market Fund also offer two additional classes of shares: Class B and Class C Shares. You do not pay any front-end sales charge when you buy Class B or Class C Shares of these three Funds. You may have to pay a CDSC when you sell Class B or Class C Shares of these three Funds depending on how long you have held them.

Different sales charges are associated with the Class B and Class C Shares of the Prime Money Market Fund, Liquid Assets Money Market Fund and U.S. Treasury Plus Money Market Fund:

•	If you hold Class B Shares, you may be required to pay a CDSC when you sell your shares, depending on the length of your investment in the particular shares.

•	If you hold Class C Shares, you may be required to pay a CDSC if you hold the shares for less than one year.

For more information about Class B and Class C Shares , see “Distribution Arrangements.”

The price you pay for your shares is the net asset value (NAV) per share of the class. NAV is the value of everything a class of a Fund owns, minus everything the class owes, divided by the number of shares of that class held by investors. The Funds seek to maintain a stable NAV per share of $1.00. Each Fund uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The NAV of each class of shares is generally calculated as of the cut-off time each day the Funds are accepting orders. You will pay the next NAV per share calculated after JPMorgan Funds Services accepts your order.

Morgan Shares, Class B and Class C Shares may be purchased by the general public. You may purchase Fund shares through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary. You may also purchase Morgan, Class B and Class C Shares directly from JPMorgan Funds Services.

Shares are available on any business day that the Federal Reserve Bank of New York (Federal Reserve) is open. In addition to weekends, the Federal Reserve is closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. A Fund may close when the Federal Reserve is open and the New York Stock Exchange (NYSE) is closed, such as Good Friday. On any business day when the Securities Industry and Financial Markets Association (SIFMA) recommends that the securities markets close trading early, a Fund may close trading early.

On occasion, the New York Stock Exchange ( NYSE ) closes before 4:00 p.m. Eastern Time (ET). When the NYSE closes early , purchase orders accepted by the Fund after the NYSE closes will be effective the following business day. Each Fund, however, may elect to remain open following an early close of the NYSE . If your purchase order is accepted by the Fund before the Fund’s close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase orders accepted after a Fund closes will be effective the following business day.

If the Fund accepts your order by the Fund’s cut-off time listed below, we will process your purchase order at that day’s price and you will be entitled to all dividends declared on that day. If the Fund accepts your purchase order after the cut-off time, we will process it at the next day’s price.

Share ownership is electronically recorded ; therefore , no certificates will be issued.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders. In addition, your Financial Intermediary may be closed at times when the Fund is open .

56   JPMORGAN MONEY MARKET FUNDS

Normally, the cut-off time for each Fund is:

Prime Money Market Fund	5:00 P.M.	ET
Liquid Assets Money Market Fund	5:00 P.M.	ET
U.S. Government Money Market Fund	5:00 P.M.	ET
U.S. Treasury Plus Money Market Fund	5:00 P.M.	ET
Federal Money Market Fund	2:00 P.M.	ET
100% U.S. Treasury Securities Money Market Fund	2:00 P.M.	ET
Tax Free Money Market Fund	NOON	ET
Municipal Money Market Fund	NOON	ET
California Municipal Money Market Fund	NOON	ET
Michigan Municipal Money Market Fund	NOON	ET
New York Municipal Money Market Fund	NOON	ET
Ohio Municipal Money Market Fund	NOON	ET

The Fund must receive “federal funds” by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m. ET) on the same business day the purchase order is placed. In the event that an order is placed by the cut-off time specified above but the related wire payment is not received by the Fund by the close of the Federal Reserve wire transfer system that same day, then either your order may not be effective until the next business day on which federal funds are timely received by the Fund, or the Fund reserves the right to cancel your purchase order and you will be liable for any resulting losses or fees incurred by the Fund or the Fund’s transfer agent. If you pay by check before the cut-off time, we will generally process your order the next business day the Fund is open for business.

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

To open an account, buy or sell shares or get fund information, call:

JPMorgan Funds Services
1-800-480-4111

Minimum Investments

Morgan, Class B and Class C Shares are subject to a $1,000 minimum investment requirement per Fund. Subsequent investments must be at least $25 per Fund. A lower minimum may be available under the Systematic Investment Plan.

The class you choose should be considered in light of all of your JPMorgan Fund investments. Class B Shares should not be used for investments of more than $99,999 individually or in the aggregate.

Individual purchases of $100,000 or more of Class B Shares will be rejected. In addition, purchases will also be rejected if the Fund has determined that your purchase when aggregated with the value of Class B Shares of all Funds held by you in individual accounts with the same tax or other identification number would total $100,000 or more.

The Funds may not be able to identify Class B Share purchases that exceed $100,000 if you hold your shares through one or more Financial Intermediaries or in accounts with different tax or other identification numbers. If you hold your shares through a Financial Intermediary, it is the responsibility of the Financial Intermediary to determine if an initial or additional purchase of Class B Shares is suitable for you.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

General

The JPMorgan money market funds (including the Funds in this prospectus) are intended for short-term investment horizons, and do not monitor for market timers or prohibit short-term trading activity. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

JULY 1, 2007   57

How Your Account Works (continued)

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an Automated Clearing House (ACH) transaction is subject to certain limitations. See “Selling Fund Shares.”

All checks must be made payable to one of the following:

•	JPMorgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-MORGAN)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by the Fund’s cut-off time on the day that you placed your order. You will be responsible for any expenses and losses to the Funds.

You can buy shares in one of three ways:

Through Your Financial Intermediary

Tell your Financial Intermediary which Funds you want to buy and they will contact us. Your Financial Intermediary may charge you a fee and may offer additional services, such as special purchase and redemption programs, “sweep” programs, cash advances and redemption checks. Some Financial Intermediaries charge a single fee that covers all services.

The Fund must accept your order from your Financial Intermediary by the Fund’s cut-off time in order for us to process your purchase order at that day’s price. Your Financial Intermediary may impose different minimum investments and earlier cut-off times.

Your Financial Intermediary may be paid by JPMDS to assist you in establishing your account, executing transactions and monitoring your investment. Financial Intermediaries may provide the following services in connection with their customers’ investments in the Funds:

•	Acting directly or through an agent, as the sole shareholder of record

•	Maintaining account records for customers

•	Processing orders to purchase, redeem or exchange shares for customers

•	Responding to inquiries from shareholders

•	Assisting customers with investment procedures.

Through JPMorgan Funds Services

Call 1-800-480-4111
Or
Complete the Account Application and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

JPMorgan Funds Services will accept your order when federal funds, a wire, a check or ACH transaction is received together with a completed Account Application or other instructions in proper form.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.

58   JPMORGAN MONEY MARKET FUNDS

Through a Systematic Investment Plan

You may purchase additional Morgan, Class B or Class C Shares by making automatic periodic investments from your bank account. You may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:

•	Select the “Systematic Investment Plan” option on the Account Application.

•	Provide the necessary information about the bank account from which your investments will be made.

The Funds currently do not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Class B Purchases over $100,000.  You should not utilize a systematic investment plan for purchases over $100,000 of Class B Shares. W e will not debit your bank account if the Fund has determined that your purchase of Class B Shares when aggregated with the value of Class B Shares of all Funds held by you in individual accounts with the same tax or other identification number would total $100,000 or more. To continue systematic investments in the Fund after you have invested $100,000 in Class B Shares, you will need to contact the Fund by calling 1-800-480-4111 or your Financial Intermediary to designate a different share class for systematic investments.

SELLING FUND SHARES

You can sell your shares on any day that the Funds are accepting purchase orders. You will receive the next NAV per share calculated after the Fund accepts your order, less any applicable sales charges.

We will need the names of the registered shareholders, your account number and other information before we can sell your shares.

Under normal circumstances, if a Fund accepts your order before the Fund’s cut-off time, the Fund will make available to you the proceeds that same business day by wire. Otherwise, except as permitted by the federal securities laws, your redemption proceeds will be paid within seven days (one day for the JPMorgan Prime Money Market Fund and the JPMorgan Liquid Assets Money Market Fund) after acceptance of the redemption order.

If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

You may also need to have medallion signature guar antees for all registered owners or their legal repre sentatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact JPMorgan Funds Services for more details.

You can sell your shares in one of three ways:

Through Your Financial Intermediary

Tell your Financial Intermediary which Fund’s shares you want to sell. The Fund must accept your order from your Financial Intermediary by the Fund’s cut-off time in order for us to process your order at that day’s price. Your Financial Intermediary will send the necessary documents to JPMorgan Funds Services. Your Financial Intermediary may charge you for this service.

Your Financial Intermediary may have an earlier cut-off time for redemption orders.

Through JPMorgan Funds Services

Call 1-800-480-4111. We will mail you a check or send the proceeds via electronic transfer or wire to the bank account on our records.
Or
Send a signed letter with your instructions to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Through a Systematic Withdrawal Plan

If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. Systematic

JULY 1, 2007   59

How Your Account Works (continued)

withdrawals in connection with required minimum distributions under a retirement plan may be in any amount.

•	Select the “Systematic Withdrawal Plan” option on the Account Application.

•	Specify the amount you wish to receive and the frequency of the payments.

•	You may designate a person other than yourself as the payee.

•	There is no fee for this service.

If you select this option, please keep in mind that:

•	If you own Class B or Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

•	Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

•	Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in the Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Funds’ Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class B or Class C CDSC. Your current balance in the Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share for shares of the applicable class.

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

Check Writing

Morgan Shares shareholders may write checks for $250 or more.

•	Checks may be payable to any person and your account will continue to earn dividends until the check clears.

•	Checks are free, but your bank or the payee may charge you for stop payment orders, insufficient funds, or other valid reasons.

•	You cannot use this option to close your account because of the difficulty of determining the exact value of your account.

•	You must wait five business days before you can write a check against shares purchased by a check or ACH.

Select the “Check Writing” option on the Account Application. Complete, sign and return the Check Writing Privileges Election form that is attached to the application. You will receive a supply of checks that will be drawn on UMB Bank, N.A.

Redemptions-In-Kind

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

EXCHANGING FUND SHARES

Morgan Shares of a Fund may be exchanged for other JPMorgan Funds that offer Morgan Shares or Class A Shares of another JPMorgan Fund. You may pay a sales charge if you exchange your Morgan Shares for Class A Shares.

Class B Shares of a Fund may be exchanged for Class B Shares of another JPMorgan Fund.

Class C Shares of a Fund may be exchanged for Class C Shares of another JPMorgan Fund, except the Short Term Bond Funds (defined below) .

Class C Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Municipal Bond Fund and JPMorgan Ultra Short Duration Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class C Shares of any other JPMorgan Fund, including Class C Shares of any of the Short Term Bond Funds.

If you exchange Class B Shares of the Prime Money Market Fund, Liquid Assets Money Market Fund or U.S. Treasury Plus Money Market Fund for Class B Shares of another JPMorgan Fund, or Class C Shares of the Prime Money Market Fund, Liquid Assets Money Market Fund or U.S. Treasury Plus Money Market Fund for Class C Shares of another JPMorgan Fund, you will not pay a CDSC until you sell the shares of the other Fund. The

60   JPMORGAN MONEY MARKET FUNDS

amount of the CDSC will be based on when you bought the original shares, not when you made the exchange.

Your new Class B or Class C Shares will be subject to the CDSC of the Fund from which you exchanged except for Class C Shares of the Short Term Bond Funds. If you exchange Class C Shares of the Short Term Bond Funds, your new Class C Shares will be subject to the CDSC of the Fund into which you exchanged.

You will need to meet any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Generally, an exchange between JPMorgan Funds is considered a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange.

We reserve the right to limit the number of exchanges or to refuse an exchange. Your exchange privilege will be revoked if the exchange activity is considered excessive.

You can exchange your shares in one of two ways:

Through Your Financial Intermediary

Tell your Financial Intermediary which Fund’s shares you want to exchange. They will send the necessary documents to JPMorgan Funds Services. Your Financial Intermediary may charge you for this service.

Through JPMorgan Funds Services

Call 1-800-480-4111 to ask for details.

DISTRIBUTION ARRANGEMENTS

To obtain free information regarding sales charges and elimination or waiver of sales charges on Class B and Class C Shares, visit www.jpmorganfunds.com or call 1-800-480-4111. You may also contact your Financial Intermediary about the elimination or waiver of sales charges.

Class B Shares

Class B Shares are offered at NAV per share, without any up-front sales charge. However, if you redeem these shares within six years of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:

YEARS SINCE PURCHASE	CDSC AS A % OF DOLLAR AMOUNT SUBJECT TO CHARGE
0–1	5.00
1–2	4.00
2–3	3.00
3–4	3.00
4–5	2.00
5–6	1.00
MORE THAN 6	NONE

The Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares.

Class B Shares automatically convert to Morgan Shares after eight years measured from the first day of the month in which the shares were purchased.

After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Morgan Shares.

You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion.

If you have exchanged Class B Shares of one JPMorgan Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

Class C Shares

Class C Shares are offered at NAV per share, without any up-front sales charge. However, if you redeem your shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

YEARS SINCE PURCHASE	CDSC AS A % OF DOLLAR AMOUNT SUBJECT TO CHARGE
0–1	1.00
AFTER FIRST YEAR	NONE

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares.

Like Class B Shares, Class C Shares have higher combined Rule 12b-1 and service fees than Morgan Shares. Unlike Class B Shares, Class C Shares do not convert to Morgan Shares. That means you keep paying the higher combined Rule 12b-1 and service fees as long as you

JULY 1, 2007   61

How Your Account Works (continued)

hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of Class B Shares.

Calculation of the Class B and Class C CDSC

The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class B Shares of the Prime Money Market Fund purchased prior to February 19, 2005, the CDSC is based on the current market value or the original cost of the shares, whichever is less. For Class B Shares of the Prime Money Market Fund purchased on or after February 19, 2005, the CDSC is based on the original cost of the shares.

For Class B Shares of the Liquid Assets Money Market Fund and U.S. Treasury Plus Money Market Fund purchased prior to November 1, 2002, the CDSC is based on the current market value or the original cost of the shares, whichever is less. For Class B and Class C Shares of the Liquid Assets Money Market Fund and U.S. Treasury Plus Money Market Fund purchased on or after November 1, 2002, the CDSC is based on the original cost of the shares.

You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information.

No CDSC is imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time , and thus have the lowest CDSC.

If you received your Class B or Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares you received in the reorganization.

Waivers of the Class B and Class C CDSC

No CDSC is imposed on redemptions of Class B or Class C Shares:

1.	If you withdraw no more than a specified percentage (as indicated in “Selling Fund Shares — Through a Systematic Withdrawal Plan”) of the current balance of the applicable Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. You need to participate in a monthly or quarterly Systematic Withdrawal Plan to take advantage of this waiver. For information on the Systematic Withdrawal Plan, please see “Selling Fund Shares — Through a Systematic Withdrawal Plan.”

2.	Made within one year of a shareholder’s death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.	If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4.	That represent a required minimum distribution from your IRA account or other qualifying retirement plan, but only if you are at least age 70-1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5.	That represent a distribution from a qualified retirement plan by reason of the participant’s retirement.

6.	That are involuntary and result from a failure to maintain the required minimum balance in an account.

7.	Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

8.	Exchanged for Class B or Class C Shares of other JPMorgan Funds. However, you may pay a CDSC when you redeem the Fund shares you received in the exchange. Please read “Exchanging Fund Shares.”

9.	If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

No sales charge is imposed on Class C Shares of the Funds if the shares were bought with proceeds from the sale of Class C Shares of a JPMorgan Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

62   JPMORGAN MONEY MARKET FUNDS

To take advantage of any of these waivers of the CDSC applicable to Class B or Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

OTHER INFORMATION CONCERNING THE FUNDS

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the Funds’ minimum investment requirement, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC.

2.	If your account falls below the Funds’ minimum investment requirement and is closed as a result, you will not be charged a CDSC.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the sale of shares by telephone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Shares of the JPMorgan U.S. Government Money Market Fund are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration (NCUA) Rules and Regulations and NCUA Letter Number 155. This Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of this Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder.

The Funds may suspend your ability to redeem or may postpone payment for more than seven days (more than one day for the JPMorgan Prime Money Market Fund and the JPMorgan Liquid Assets Money Market Fund) when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

JULY 1, 2007   63

Shareholder Information

DISTRIBUTIONS AND TAXES

The Funds can earn income and can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare dividends daily, so your shares can start earning dividends on the day you buy them. The Funds distribute the dividends monthly in the form of additional Fund shares of the same class, unless you tell us that you want distributions in cash or as a deposit in a pre-assigned bank account. The taxation of dividends will not be affected by the form in which you receive them. The Fund s declare and distribute any short-term capital gain at least annually. The Funds do not expect to realize long-term capital gain.

For federal income tax purposes, dividends of net investment income and any net short-term capital gains (see below), generally will be taxable as ordinary income. If, at the close of each quarter, at least 50% of the value of a Fund’s total assets consists of tax-exempt interest obligations, the Fund will be eligible to designate distributions of interest derived from tax-exempt-interest obligations as “exempt-interest dividends.” Properly designated exempt-interest dividends paid by the Tax Free Money Market Fund, Municipal Money Market Fund, California Municipal Money Market Fund, Michigan Municipal Money Market Fund, New York Municipal Money Market Fund or Ohio Municipal Money Market Fund generally are not subject to federal income taxes, but may be subject to state and local taxes and may be subject to federal alternative minimum tax, both for individuals and corporations. The state or municipality where you live may not charge you state and local taxes on properly designated exempt-interest dividends earned on certain bonds. You should consult your tax advisor concerning your own tax situation and the state and local tax consequences of investing in a Fund. Shareholders that receive social security or railroad retirement benefits should also consult their tax advis ors to determine what effect, if any, an investment in any of the Funds may have on the federal taxation of their benefits.

The Supreme Court has agreed to hear an appeal of a state court decision that might significantly affect how states tax in-state and out-of-state municipal bonds. A Kentucky state court held that a Kentucky law violates the U.S. Constitution by treating, for Kentucky state tax purposes, the interest income on in-state municipal bonds differently from the income on out-of-state municipal bonds. If the Supreme Court affirms this holding, each state will likely revisit the way in which it treats the interest on municipal bonds, and this has the potential to increase significantly the amount of state tax paid by shareholders on exempt-interest dividends. The Supreme Court likely will hold oral arguments on this case in the fall of 2007 and issue a decision sometime thereafter. You should consult your tax advisor to discuss the tax consequences of your investment in the Funds.

California personal income tax law provides that dividends paid by a regulated investment company, or series thereof, from interest on obligations that would be exempt from California personal income tax if held directly by an individual, are excludable from gross income (1) at the close of each quarter of such company’s taxable year, at least 50% of the value of its total assets consists of obligations the interest from which would be exempt from California taxation if such obligations were held by an individual and (2) if such dividends are properly designated as exempt-interest dividends in a written notice mailed to shareholders no later than 60 days after the close of the California Municipal Money Market Fund’s taxable year. Distributions to individual shareholders derived from items other than exempt-interest described above will be subject to California personal income tax. In addition, corporate shareholders should note that dividends will not be exempt from California corporate income or franchise tax. California has an alternative minimum tax similar to the federal AMT. However, the California AMT does not include interest from private activity municipal obligations as an item of tax preference. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of a F und will not be deductible for California personal income tax purposes. Investors should consult their tax advis ors about other state and local tax consequences of the investment in the Fund.

Dividends received from the Michigan Municipal Money Market Fund that are derived from interest attributable to tax exempt Michigan Municipal Obligations will be exempt from Michigan income tax and generally, also exempt from Michigan single business tax. Conversely, to the extent that the Fund’s dividends are derived from interest on obligations other than Michigan Municipal Obligations or certain U.S. government obligations (or are derived from short-term or long-term gains), such dividends may be subject to Michigan income tax and Michigan single business tax, even though the dividends may be exempt for federal income tax purposes. The Michigan single business tax has been repealed, effective at year end 2007. As of the date of this prospectus, no replacement tax statute had been enacted. Except as noted above with respect to Michigan income taxation, distributions of net income may be taxable to investors as dividend income under other state or local laws even though a substantial portion of such distributions may be

64   JPMORGAN MONEY MARKET FUNDS

derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

Dividends received from the New York Municipal Money Market Fund that are derived from interest attributable to obligations of the State of New York or certain other governmental entities (for example, the Commonwealth of Puerto Rico, the U.S. Virgin Islands or Guam), the interest on which was excludable from gross income for purposes of both federal income taxation and New York State and City personal income taxation (“New York Tax-Exempt Bonds”) and designated as such, are exempt from New York State and New York City personal income tax as well as from the New York City Unincorporated Business Tax (but not New York State corporate franchise tax or the New York City business tax), provided that such dividends constitute exempt-interest dividends under Section 852(b)(5) of the Internal Revenue Code of 1986. Dividends and distributions derived from income (including capital gains on all New York Tax-Exempt Bonds) other than interest on New York Tax-Exempt Bonds generally are not exempt from New York State and New York City taxes. For New York State and City tax purposes, distributions of net long-term capital gains will be taxable at the same rates as ordinary income. Distributions by the Fund from investment income and capital gains, including exempt-interest dividends, are included in a corporation’s net investment income for purposes of calculating such corporation’s New York State franchise taxes and the New York City General Corporation Tax, if received by a corporation subject to those taxes, and will be subject to such taxes to the extent that a corporation’s net investment income is allocated to New York State and/or New York City. To the extent that investors are subject to state and local taxes outside of New York State, dividends paid by the Fund may be taxable income for purposes thereof. In addition, to the extent that the Fund’s dividends are derived from interest attributable to the obligations of any other state or of a political subdivision of any such other state or are derived from capital gains, such dividends generally will not be exempt from New York State or New York City tax. The New York AMT excludes tax-exempt interest as an item of tax preference. Interest incurred to buy or carry shares of the Fund is not deductible for federal, New York State or New York City personal income tax purposes. The foregoing is a general summary of the New York State and New York City tax consequences of investing in the Fund. Investors should consult their tax advis ors about other state and local tax consequences of investment in the Fund.

Dividends received from the Ohio Municipal Money Market Fund that result from interest on obligations of the State of Ohio, its political or governmental subdivisions or agencies and instrumentalities of Ohio (Ohio Obligations) are exempt from Ohio personal income tax, and Ohio municipal and school district income taxes. Corporate shareholders that are subject to the Ohio corporation franchise tax must include the Fund shares in the corporation’s tax base for purposes of the Ohio corporate franchise tax net worth computation. Dividends that are attributable to interest on or profit on the sale, exchange, or other disposition of Ohio Obligations will not be subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Note that for most entities, the corporate franchise tax will be phased out over five years starting with the 2006 corporation franchise tax report.

Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes. It is unlikely that dividends from any of the Funds will qualify to any significant extent for the reduced 15% tax rate applicable to qualified dividend income.

If you receive distributions that are properly designated capital gain dividends, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. The Funds expect substantially all of their distributions of capital gain to be attributable to short-term capital gain which is taxed as ordinary income. The Funds do not expect to realize long term capital gain or losses.

The Funds’ investments in certain debt obligations and asset backed securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

The dates on which dividends and capital gains will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Gains, if any, resulting from the sale or exchange of your shares generally will be subject to tax.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

JULY 1, 2007   65

Shareholder Information (continued)

The above is a general summary of the tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Funds will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM or JPMIA, as applicable. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the JPMorgan Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

Each business day, each Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the prior business day. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

66   JPMORGAN MONEY MARKET FUNDS

What the Terms Mean

Asset-backed securities: Interests in a stream of payments from specific assets, such as auto or credit card receivables.

Commercial paper: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

Demand notes: A debt security with no set maturity date. The investor can generally demand payment of the principal at any time.

Distribution fee: Covers the cost of the distribution system used to sell shares to the public.

Dollar weighted average maturity: The average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar weighted” means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.

Floating rate securities: Securities whose interest rates adjust automatically whenever a particular interest rate changes.

Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

Management fee: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund’s investments.

Municipal lease obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of general obligations of the municipality.

Municipal obligations: Debt securities issued by or on behalf of states, territories and possessions or by their agencies or other groups with authority to act for them.

Other expenses: Miscellaneous items, including transfer agency, administration, custody and registration fees.

Qualified banks: (i) U.S. banks with more than $1 billion in total assets, and foreign branches of these banks; or (ii) foreign banks with the equivalent of more than $1 billion in total assets and which have branches or agencies in the U.S. or (iii) other U.S. or foreign commercial banks which the Fund’s adviser judges to have comparable credit standing.

Repurchase agreements: A special type of a short-term investment. A dealer sells securities to a Fund and agrees to buy them back later for a set price. This set price includes interest. In effect, the dealer is borrowing the Fund’s money for a short time, using the securities as collateral.

Reverse repurchase agreements: Contract whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

Shareholder service fee: A fee to cover the cost of paying Financial Intermediaries to provide certain support services for your account.

Tax exempt municipal securities: Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. government securities: Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

Variable rate securities: Securities whose interest rates are periodically adjusted.

JULY 1, 2007   67

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

Morgan

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gains		Total distributions
Prime Money Market Fund
Year Ended February 28, 2007	$1.00	$0.05		$—	(f)	$0.05		$(0.05)	$—		$(0.05)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)
Year Ended August 31, 2002	1.00	0.02		—		0.02		(0.02)	—		(0.02)

Liquid Assets Money Market Fund
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	—		(0.05)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01		—		0.01		(0.01)	—		(0.01)

U.S. Government Money Market Fund
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	—		(0.05)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—		0.02		(0.02)	—		(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)

U.S. Treasury Plus Money Market Fund
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	—		(0.05)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)

Federal Money Market Fund
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	—		(0.05)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)	—		— (f)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)
Year Ended August 31, 2002	1.00	0.01		—		0.01		(0.01)	—		(0.01)

100% U.S. Treasury Securities Money Market Fund
Year Ended February 28, 2007	1.00	0.04		—	(f)	0.04		(0.04)	—	(f)	(0.04)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)	—		— (f)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)
Year Ended August 31, 2002	1.00	0.02		—		0.02		(0.02)	—		(0.02)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount is less than $0.01.

68   JPMORGAN MONEY MARKET FUNDS

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

$1.00	4.79%	$5,961,657	0.51%	4.72%	0.53%
1.00	1.80	3,995,204	0.51	3.61	0.53
1.00	2.08	3,771,089	0.55	2.05	0.58
1.00	0.59	3,919,246	0.59	0.59	0.63
1.00	0.87	4,627,000	0.59	0.90	0.62
1.00	1.71	7,552,000	0.58	1.72	0.61

1.00	4.69	2,783,868	0.59	4.62	0.64
1.00	2.26	1,889,908	0.59	3.56	0.64
1.00	0.84	253,991	0.59	2.36	0.64

1.00	4.65	3,245,121	0.59	4.58	0.63
1.00	2.24	2,648,298	0.59	3.34	0.63
1.00	0.81	2,445,422	0.59	2.26	0.63

1.00	4.62	1,909,921	0.59	4.59	0.63
1.00	2.16	875,609	0.59	3.20	0.64
1.00	0.78	812,795	0.59	2.20	0.62

1.00	4.61	235,377	0.59	4.53	0.63
1.00	1.72	206,926	0.59	3.44	0.64
1.00	1.88	220,885	0.64	1.85	0.72
1.00	0.41	238,643	0.70	0.40	0.79
1.00	0.70	310,996	0.70	0.72	0.79
1.00	1.51	451,881	0.70	1.53	0.72

1.00	4.39	1,893,320	0.59	4.29	0.63
1.00	1.59	1,913,521	0.59	3.18	0.64
1.00	1.75	2,032,558	0.59	1.75	0.66
1.00	0.45	1,868,692	0.59	0.43	0.69
1.00	0.75	2,535,204	0.59	0.77	0.69
1.00	1.55	3,525,590	0.59	1.53	0.69

JULY 1, 2007   69

Financial Highlights (continued)

Morgan (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gains		Total distributions
Tax Free Money Market Fund
Year Ended February 28, 2007	$1.00	$0.03		$—	(f)	$0.03		$(0.03)	$—		$(0.03)
September 1, 2005 to February 28, 2006 (c)	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)	—		— (f)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)
Year Ended August 31, 2002	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Municipal Money Market Fund
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)	—	(f)	(0.03)
July 1, 2005 to February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)
February 19, 2005 (e) to June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)

California Municipal Money Market Fund
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)	—		(0.03)
September 1, 2005 to February 28, 2006 (c)	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)
Year Ended August 31, 2002	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Michigan Municipal Money Market Fund
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)	—		(0.03)
July 1, 2005 to February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)
February 19, 2005 (e) to June 30, 2005	1.00	0.01		—		0.01		(0.01)	—		(0.01)

New York Municipal Money Market Fund
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)	—		(0.03)
September 1, 2005 to February 28, 2006 (c)	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)	—		— (f)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)
Year Ended August 31, 2002	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Ohio Municipal Money Market Fund
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)	—		(0.03)
July 1, 2005 to February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)
February 19, 2005 (e) to June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount is less than $0.01.

70   JPMORGAN MONEY MARKET FUNDS

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

$1.00	2.97%	$570,935	0.59%	3.00%	0.62%
1.00	1.15	465,810	0.59	2.37	0.63
1.00	1.43	557,839	0.59	1.43	0.66
1.00	0.48	566,501	0.59	0.48	0.68
1.00	0.69	655,098	0.59	0.72	0.69
1.00	1.21	903,000	0.59	1.14	0.69

1.00	3.01	315,046	0.59	2.97	0.63
1.00	1.49	248,123	0.59	2.33	0.64
1.00	0.63	36,495	0.59	1.79	0.63

1.00	2.99	91,046	0.55	2.96	0.65
1.00	1.16	45,020	0.55	2.28	0.68
1.00	1.47	217,166	0.55	1.49	0.70
1.00	0.51	154,326	0.55	0.51	0.80
1.00	0.72	149,147	0.55	0.72	0.73
1.00	1.13	163,071	0.55	1.05	0.76

1.00	3.02	60,944	0.59	3.00	0.67
1.00	1.47	31,580	0.59	2.27	0.69
1.00	0.64	7,803	0.59	1.81	0.70

1.00	2.97	1,204,017	0.59	2.93	0.65
1.00	1.14	1,097,957	0.59	2.27	0.64
1.00	1.42	1,485,743	0.59	1.40	0.67
1.00	0.48	1,540,274	0.59	0.48	0.70
1.00	0.72	1,662,000	0.59	0.72	0.69
1.00	1.20	2,123,000	0.59	1.17	0.69

1.00	2.99	33,418	0.59	2.95	0.70
1.00	1.46	26,537	0.59	2.34	0.72
1.00	0.63	1,891	0.59	1.80	0.72

JULY 1, 2007   71

Financial Highlights (continued)

Class B

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Total Distributions
Prime Money Market Fund
Year Ended February 28, 2007	$1.00	$0.04		$—	(e)	$0.04		$(0.04)	$(0.04)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(e)	0.02		(0.02)	(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	(0.02)
Year Ended August 31, 2004	1.00	—	(e)	—		—	(e)	— (e)	— (e)
Year Ended August 31, 2003	1.00	—	(e)	—		—	(e)	— (e)	— (e)
Year Ended August 31, 2002	1.00	0.01		—		0.01		(0.01)	(0.01)

Liquid Assets Money Market Fund
Year Ended February 28, 2007	1.00	0.04		—	(e)	0.04		(0.04)	(0.04)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(e)	0.02		(0.02)	(0.02)
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)	(0.01)
Year Ended June 30, 2004	1.00	—	(e)	—		—	(e)	— (e)	— (e)
Year Ended June 30, 2003	1.00	—	(e)	—		—	(e)	— (e)	— (e)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)	(0.01)

U.S. Treasury Plus Money Market Fund
Year Ended February 28, 2007	1.00	0.04		—	(e)	0.04		(0.04)	(0.04)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(e)	0.02		(0.02)	(0.02)
Year Ended June 30, 2005	1.00	0.01		—	(e)	0.01		(0.01)	(0.01)
Year Ended June 30, 2004	1.00	—	(e)	—		—	(e)	— (e)	— (e)
Year Ended June 30, 2003	1.00	—	(e)	—		—	(e)	— (e)	— (e)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)	(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Amount is less than $0.01.

72   JPMORGAN MONEY MARKET FUNDS

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

$1.00	4.31%	$6,161	0.97%	4.26%	1.18%
1.00	1.57	5,907	0.97	3.16	1.18
1.00	1.52	5,690	1.11	1.58	1.23
1.00	0.12	8,247	1.06	0.12	1.28
1.00	0.25	10,093	1.21	0.27	1.27
1.00	1.05	13,296	1.23	1.10	1.26

1.00	4.30	18,717	0.97	4.23	1.19
1.00	2.01	20,450	0.97	2.97	1.19
1.00	1.27	26,999	1.01	1.17	1.44
1.00	0.15	41,540	1.02	0.15	1.54
1.00	0.33	62,581	1.33	0.32	1.55
1.00	1.12	38,690	1.52	1.08	1.55

1.00	4.22	1,528	0.97	4.15	1.18
1.00	1.90	1,819	0.97	2.82	1.19
1.00	1.25	2,358	0.87	1.18	1.42
1.00	0.24	2,860	0.82	0.24	1.52
1.00	0.31	3,096	1.17	0.31	1.53
1.00	1.05	1,735	1.52	0.95	1.53

JULY 1, 2007   73

Financial Highlights (continued)

Class C

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Total Distributions
Prime Money Market Fund
Year Ended February 28, 2007	$1.00	$0.04		$—	(e)	$0.04		$(0.04)	$(0.04)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(e)	0.02		(0.02)	(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	(0.02)
Year Ended August 31, 2004	1.00	—	(e)	—		—	(e)	— (e)	— (e)
Year Ended August 31, 2003	1.00	—	(e)	—		—	(e)	— (e)	— (e)
Year Ended August 31, 2002	1.00	0.01		—		0.01		(0.01)	(0.01)

Liquid Assets Money Market Fund
Year Ended February 28, 2007	1.00	0.04		—	(e)	0.04		(0.04)	(0.04)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(e)	0.02		(0.02)	(0.02)
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)	(0.01)
Year Ended June 30, 2004	1.00	—	(e)	—		—	(e)	— (e)	— (e)
Year Ended June 30, 2003	1.00	—	(e)	—		—	(e)	— (e)	— (e)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)	(0.01)

U.S. Treasury Plus Money Market Fund
Year Ended February 28, 2007	1.00	0.04		—	(e)	0.04		(0.04)	(0.04)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(e)	0.02		(0.02)	(0.02)
Year Ended June 30, 2005	1.00	0.01		—	(e)	0.01		(0.01)	(0.01)
Year Ended June 30, 2004	1.00	—	(e)	—		—	(e)	— (e)	— (e)
Year Ended June 30, 2003	1.00	—	(e)	—		—	(e)	— (e)	— (e)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)	(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Amount is less than $0.01.

74   JPMORGAN MONEY MARKET FUNDS

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

$1.00	4.31%	$1,497	0.97%	4.33%	1.17%
1.00	1.57	611	0.97	3.21	1.18
1.00	1.52	387	1.11	1.54	1.23
1.00	0.12	661	1.07	0.13	1.28
1.00	0.25	564	1.21	0.25	1.27
1.00	1.05	628	1.23	1.16	1.26

1.00	4.29	494,963	0.97	4.20	1.19
1.00	2.01	543,064	0.97	3.04	1.19
1.00	1.27	347,285	0.97	2.06	1.23
1.00	0.15	8,284	1.02	0.15	1.52
1.00	0.33	9,267	1.33	0.31	1.55
1.00	1.12	3,430	1.52	0.95	1.55

1.00	4.22	28,026	0.97	4.18	1.18
1.00	1.90	21,148	0.97	2.82	1.19
1.00	1.25	27,589	0.96	1.90	1.21
1.00	0.24	548	0.83	0.24	1.53
1.00	0.31	869	1.19	0.30	1.53
1.00	1.05	682	1.52	1.02	1.53

JULY 1, 2007   75

Legal Proceedings and Additional Fee and Expense Information
Affecting the JPMTII Funds and Former One Group Mutual Funds

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

In addition, on August 30, 2005, the commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right to Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. In June 2007, the matter, which generally related to the same facts that were the subject of the SEC Order and NYAG settlement discussed above, was settled, and the West Virginia Order will be vacated.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

As noted above, the settlement agreement with the NYAG requires JPMorgan Investment Advisors to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between JPMorgan Investment Advisors and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by JPMorgan Investment Advisors and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that JPMorgan Investment Advisors and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Funds are the JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund, the JPMorgan Government Bond Fund and the JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund) and the Reduced Rates on various classes of those Funds were implemented September 27, 2004.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the

76   JPMORGAN MONEY MARKET FUNDS

shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMorgan Investment Advisors that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMorgan Investment Advisors and its affiliates, as applicable. The affected Funds offered in this prospectus are not subject to a Reduced Rate.

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan Prime Money Market Fund	Morgan	0.52%	0.53%
JPMorgan Prime Money Market Fund	B	0.97	1.18
JPMorgan Prime Money Market Fund	C	0.97	1. 17
JPMorgan Liquid Assets Money Market Fund	Morgan	0.59	0.64
JPMorgan Liquid Assets Money Market Fund	B	0.97	1.19
JPMorgan Liquid Assets Money Market Fund	C	0.97	1.19
JPMorgan U.S. Government Money Market Fund	Morgan	0.59	0.63
JPMorgan U.S. Treasury Plus Money Market Fund	Morgan	0.59	0.6 3
JPMorgan U.S. Treasury Plus Money Market Fund	B	0.97	1.1 8
JPMorgan U.S. Treasury Plus Money Market Fund	C	0.97	1.1 8
JPMorgan 100% U.S. Treasury Securities Money Market Fund	Morgan	0.59	0.6 3
JPMorgan Municipal Money Market Fund	Morgan	0.59	0.6 3
JPMorgan Michigan Municipal Money Market Fund	Morgan	0.59	0.6 7
JPMorgan Ohio Municipal Money Market Fund	Morgan	0.59	0.7 0

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On July 1, 200 7 , you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMorgan Investment Advisors and its affiliates; and the Gross Expense Ratios thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

JULY 1, 2007   77

Legal Proceedings and Additional Fee and Expense Information Affecting the JPMTII Funds and Former One Group Mutual Funds (continued)

JPMorgan Prime Money Market Fund

	Morgan Shares				Class C Shares[1]
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$53	5.00%	4.48%	4.48%	$99	5.00%	4.03%	4.03%
June 30, 2009	57	10.25	9.15	4.47	124	10.25	8.01	3.83
June 30, 2010	59	15.76	14.03	4.47	129	15.76	12.15	3.83
June 30, 2011	62	21.55	19.13	4.47	134	21.55	16.45	3.83
June 30, 2012	65	27.63	24.45	4.47	139	27.63	20.91	3.83
June 30, 2013	67	34.01	30.01	4.47	144	34.01	25.54	3.83
June 30, 2014	70	40.71	35.83	4.47	150	40.71	30.35	3.83
June 30, 2015	74	47.75	41.90	4.47	155	47.75	35.34	3.83
June 30, 2016	77	55.13	48.24	4.47	161	55.13	40.52	3.83
June 30, 2017	80	62.89	54.87	4.47	168	62.89	45.90	3.83

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended June 30, 2008) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$199	4.00%	3.03%	3.03%

JPMorgan Prime Money Market Fund

	Class B Shares[1]
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2008	$99	$599	5.00%	0.00%	4.03%	–0.97%	4.03%	–0.97%
June 30, 2009	125	525	10.25	6.25	8.00	4.00	3.82	–0.03
June 30, 2010	130	430	15.76	12.76	12.13	9.13	3.82	1.04
June 30, 2011	135	435	21.55	18.55	16.41	13.41	3.82	1.14
June 30, 2012	140	340	27.63	25.63	20.86	18.86	3.82	2.10
June 30, 2013	145	245	34.01	33.01	25.48	24.48	3.82	2.99
June 30, 2014	151	151	40.71	40.71	30.27	30.27	3.82	3.82
June 30, 2015	157	157	47.75	47.75	35.25	35.25	3.82	3.82
June 30, 2016	73	73	55.13	55.13	41.29	41.29	4.47	4.47
June 30, 2017	77	77	62.89	62.89	47.61	47.61	4.47	4.47

1	Class B shares automatically convert to Class A shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

78   JPMORGAN MONEY MARKET FUNDS

JPMorgan Liquid Assets Money Market Fund

	Morgan Shares				Class C Shares[1]
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$60	5.00%	4.41%	4.41%	$99	5.00%	4.03%	4.03%
June 30, 2009	68	10.25	8.96	4.36	126	10.25	7.99	3.81
June 30, 2010	71	15.76	13.71	4.36	131	15.76	12.11	3.81
June 30, 2011	74	21.55	18.67	4.36	136	21.55	16.38	3.81
June 30, 2012	78	27.63	23.84	4.36	141	27.63	20.81	3.81
June 30, 2013	81	34.01	29.24	4.36	147	34.01	25.42	3.81
June 30, 2014	85	40.71	34.88	4.36	152	40.71	30.19	3.81
June 30, 2015	88	47.75	40.76	4.36	158	47.75	35.16	3.81
June 30, 2016	92	55.13	46.90	4.36	164	55.13	40.30	3.81
June 30, 2017	96	62.89	53.30	4.36	170	62.89	45.65	3.81

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended June 30, 2008) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$199	4.00%	3.03%	3.03%

	Class B Shares[1]
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2008	$99	$599	5.00%	0.00%	4.03%	–0.97%	4.03%	–0.97%
June 30, 2009	126	526	10.25	6.25	7.99	3.99	3.81	–0.04
June 30, 2010	131	431	15.76	12.76	12.11	9.11	3.81	1.03
June 30, 2011	136	436	21.55	18.55	16.38	13.38	3.81	1.13
June 30, 2012	141	341	27.63	25.63	20.81	18.81	3.81	2.09
June 30, 2013	147	247	34.01	33.01	25.42	24.42	3.81	2.98
June 30, 2014	152	152	40.71	40.71	30.19	30.19	3.81	3.81
June 30, 2015	158	158	47.75	47.75	35.16	35.16	3.81	3.81
June 30, 2016	88	88	55.13	55.13	41.05	41.05	4.36	4.36
June 30, 2017	92	92	62.89	62.89	47.20	47.20	4.36	4.36

1	Class B shares automatically convert to Class A shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

JULY 1, 2007   79

Legal Proceedings and Additional Fee and Expense Information Affecting the JPMTII Funds and Former One Group Mutual Funds (continued)

JPMorgan U.S. Government Money Market Fund

	Morgan Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$60	5.00%	4.41%	4.41%
June 30, 2009	67	10.25	8.97	4.37
June 30, 2010	70	15.76	13.73	4.37
June 30, 2011	73	21.55	18.71	4.37
June 30, 2012	76	27.63	23.89	4.37
June 30, 2013	80	34.01	29.31	4.37
June 30, 2014	83	40.71	34.96	4.37
June 30, 2015	87	47.75	40.85	4.37
June 30, 2016	91	55.13	47.01	4.37
June 30, 2017	95	62.89	53.43	4.37

80   JPMORGAN MONEY MARKET FUNDS

JPMorgan U.S. Treasury Plus Money Market Fund

	Morgan Shares				Class C Shares[1]
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$60	5.00%	4.41%	4.41%	$99	5.00%	4.03%	4.03%
June 30, 2009	67	10.25	8.97	4.37	125	10.25	8.00	3.82
June 30, 2010	70	15.76	13.73	4.37	130	15.76	12.13	3.82
June 30, 2011	73	21.55	18.71	4.37	135	21.55	16.41	3.82
June 30, 2012	76	27.63	23.89	4.37	140	27.63	20.86	3.82
June 30, 2013	80	34.01	29.31	4.37	145	34.01	25.48	3.82
June 30, 2014	83	40.71	34.96	4.37	151	40.71	30.27	3.82
June 30, 2015	87	47.75	40.85	4.37	157	47.75	35.25	3.82
June 30, 2016	91	55.13	47.01	4.37	163	55.13	40.41	3.82
June 30, 2017	95	62.89	53.43	4.37	169	62.89	45.78	3.82

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended June 30, 2008) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$199	4.00%	3.03%	3.03%

	Class B Shares[1]
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2008	$99	$599	5.00%	0.00%	4.03%	–0.97%	4.03%	–0.97%
June 30, 2009	125	525	10.25	6.25	8.00	4.00	3.82	–0.03
June 30, 2010	130	430	15.76	12.76	12.13	9.13	3.82	1.04
June 30, 2011	135	435	21.55	18.55	16.41	13.41	3.82	1.14
June 30, 2012	140	340	27.63	25.63	20.86	18.86	3.82	2.10
June 30, 2013	145	245	34.01	33.01	25.48	24.48	3.82	2.99
June 30, 2014	151	151	40.71	40.71	30.27	30.27	3.82	3.82
June 30, 2015	157	157	47.75	47.75	35.25	35.25	3.82	3.82
June 30, 2016	87	87	55.13	55.13	41.16	41.16	4.37	4.37
June 30, 2017	91	91	62.89	62.89	47.33	47.33	4.37	4.37

1	Class B shares automatically convert to Class A shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

JULY 1, 2007   81

Legal Proceedings and Additional Fee and Expense Information Affecting the JPMTII Funds and Former One Group Mutual Funds (continued)

JPMorgan 100% U.S. Treasury Securities Money Market Fund

	Morgan Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$60	5.00%	4.41%	4.41%
June 30, 2009	67	10.25	8.97	4.37
June 30, 2010	70	15.76	13.73	4.37
June 30, 2011	73	21.55	18.71	4.37
June 30, 2012	76	27.63	23.89	4.37
June 30, 2013	80	34.01	29.31	4.37
June 30, 2014	83	40.71	34.96	4.37
June 30, 2015	87	47.75	40.85	4.37
June 30, 2016	91	55.13	47.01	4.37
June 30, 2017	95	62.89	53.43	4.37

JPMorgan Municipal Money Market Fund

	Morgan Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$60	5.00%	4.41%	4.41%
June 30, 2009	67	10.25	8.97	4.37
June 30, 2010	70	15.76	13.73	4.37
June 30, 2011	73	21.55	18.71	4.37
June 30, 2012	76	27.63	23.89	4.37
June 30, 2013	80	34.01	29.31	4.37
June 30, 2014	83	40.71	34.96	4.37
June 30, 2015	87	47.75	40.85	4.37
June 30, 2016	91	55.13	47.01	4.37
June 30, 2017	95	62.89	53.43	4.37

82   JPMORGAN MONEY MARKET FUNDS

JPMorgan Michigan Municipal Money Market Fund

	Morgan Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$60	5.00%	4.41%	4.41%
June 30, 2009	71	10.25	8.93	4.33
June 30, 2010	75	15.76	13.65	4.33
June 30, 2011	78	21.55	18.57	4.33
June 30, 2012	81	27.63	23.70	4.33
June 30, 2013	85	34.01	29.06	4.33
June 30, 2014	88	40.71	34.65	4.33
June 30, 2015	92	47.75	40.48	4.33
June 30, 2016	96	55.13	46.56	4.33
June 30, 2017	100	62.89	52.91	4.33

JPMorgan Ohio Municipal Money Market Fund

	Morgan Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$60	5.00%	4.41%	4.41%
June 30, 2009	75	10.25	8.90	4.30
June 30, 2010	78	15.76	13.58	4.30
June 30, 2011	81	21.55	18.47	4.30
June 30, 2012	85	27.63	23.56	4.30
June 30, 2013	88	34.01	28.87	4.30
June 30, 2014	92	40.71	34.42	4.30
June 30, 2015	96	47.75	40.19	4.30
June 30, 2016	100	55.13	46.22	4.30
June 30, 2017	105	62.89	52.51	4.30

JULY 1, 2007   83

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HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102
1-202-551-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC’s website at http://www.sec.gov.

Investment Company Act File Nos. JPMorgan Trust I 811-21295 JPMorgan Trust II 811-4236

© JPMorgan Chase & Co., 2007 All rights reserved. July 2007.	PR-MMM-707

PROSPECTUS JULY 1, 2007

JPMorgan

Money Market

Funds

Premier Shares

JPMorgan Prime Money Market Fund
JPMorgan Liquid Assets Money Market Fund
JPMorgan U.S. Government Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund
JPMorgan Federal Money Market Fund
JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan Tax Free Money Market Fund
JPMorgan Municipal Money Market Fund
JPMorgan Michigan Municipal Money Market Fund
JPMorgan Ohio Municipal Money Market Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Prime Money Market Fund	1
JPMorgan Liquid Assets Money Market Fund	5
JPMorgan U.S. Government Money Market Fund	10
JPMorgan U.S. Treasury Plus Money Market Fund	14
JPMorgan Federal Money Market Fund	18
JPMorgan 100% U.S. Treasury Securities Money Market Fund	22
JPMorgan Tax Free Money Market Fund	26
JPMorgan Municipal Money Market Fund	30
JPMorgan Michigan Municipal Money Market Fund	34
JPMorgan Ohio Municipal Money Market Fund	38
The Funds’ Management and Administration	42
How Your Account Works	44
Buying Fund Shares	44
Selling Fund Shares	46
Exchanging Fund Shares	47
Other Information Concerning the Funds	47
Shareholder Information	49
Distributions and Taxes	49
Shareholder Statements and Reports	50
Availability of Proxy Voting Record	50
Portfolio Holdings Disclosure	50
What the Terms Mean	51
Financial Highlights	52
Legal Proceedings and Additional Fee and Expense Information Affecting the JPMTII Funds and Former One Group Mutual Funds	58
How to Reach Us	Inside back cover

JPMorgan Prime Money Market Fund

The Fund’s Objective

The Fund aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital.

The Fund’s Main Investment Strategy

The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars. The Fund principally invests in:

•	high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations

•	debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities

•	securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

•	asset-backed securities

•	repurchase agreements and reverse repurchase agreements

•	taxable municipal obligations

•	funding agreements issued by banks and highly rated U.S. insurance companies, such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by J.P. Morgan Investment Management Inc. (JPMIM), the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund will concentrate its investments in the banking industry. Therefore, under normal conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the banking industry. The Fund may, however, invest less than 25% of its total assets in this industry if warranted due to adverse economic conditions and if investing less than 25% appears to be in the best interest of shareholders.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
Investors considering the Fund should understand that:
•	There is no assurance that the Fund will meet its investment objective.
•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

JULY 1, 2007   1

JPMorgan Prime Money Market Fund (continued)

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Credit Risk.   There is a risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation, and as a result the value of your investment could decline. The price and liquidity of a security can also be adversely affected as credit status deteriorates and the probability of default rises. The Fund minimizes credit risk by investing only in high-quality obligations and limiting the maturity of its investments.

Prepayment Risk.  The issuers of mortgage-backed and asset-backed securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When obligations are prepaid, the Fund may have to reinvest in securities with lower yields. In addition, the Fund may fail to recover additional amounts paid for securities with higher interest rates, resulting in an unexpected capital loss.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Concentration Risk.  Because the Fund will invest a significant portion of its assets in securities of companies in the banking industry, developments affecting the banking industry will have a disproportionate impact on the Fund. These risks generally include interest rate risk, credit risk and risk associated with regulatory changes in the banking industry. The profitability of banks depends largely on the availability and cost of funds, which can change depending on economic conditions.

Foreign Securities Risk.  Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability and may be subject to higher transaction costs and delayed settlement. There may also be less public information available about such securities.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
The Fund is designed for investors who:
•	want an investment that strives to preserve capital
•	want regular income from a high quality portfolio
•	want a highly liquid investment
•	are looking for an interim investment
•	are pursuing a short-term goal
The Fund is not designed for investors who:
•	are investing for long-term growth
•	are investing for high income
•	require the added security of FDIC insurance

2   JPMORGAN MONEY MARKET FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Premier Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800- 766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	3rd quarter, 2000	1.59%	Worst Quarter	3rd quarter, 2003	0.17%
4th quarter, 2003
1st quarter, 2004
2nd quarter, 2004

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 7 was 1. 22%.

JULY 1, 2007   3

JPMorgan Prime Money Market Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
PREMIER SHARES	4.69	2.16	3.64

Investor Expenses for Premier Shares

The expenses of the Premier Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Premier Shares assets)

Management Fees	0.08
Shareholder Service Fees	0.30
Other Expenses[1]	0.10
Total Annual Operating Expenses	0.48
Fee Waiver and Expense Reimbursements[2]	(0.03)
Net Expenses[2]	0.45

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Premier Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.45% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Premier Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Premier Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
46	151	266	601

4   JPMORGAN MONEY MARKET FUNDS

JPMorgan Liquid Assets Money Market Fund

The Fund’s Objective

The Fund seeks current income with liquidity and stability of principal.

The Fund’s Main Investment Strategy

The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars. The Fund principally invests in:

•	high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations

•	debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities

•	securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

•	asset-backed securities

•	repurchase agreements and reverse repurchase agreements

•	taxable municipal obligations

•	funding agreements issued by banks and highly rated U.S. insurance companies, such as GICs and BICs.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMorgan Investment Advisors Inc. (JPMIA), the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund will concentrate its investments in the financial services industry, including asset-backed commercial paper programs. Therefore, under normal conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the financial services industry, which includes banks, broker-dealers, finance companies and other issuers of asset-backed securities. The Fund may, however, invest less than 25% of its total assets in this industry if warranted due to adverse economic conditions and if investing less than 25% appears to be in the best interest of shareholders.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33-1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. government or its agencies and instrumentalities or by cash.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
Investors considering the Fund should understand that:
•	There is no assurance that the Fund will meet its investment objective.
•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

JULY 1, 2007   5

JPMorgan Liquid Assets Money Market Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Credit Risk.   There is a risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation, and as a result the value of your investment could decline. The price and liquidity of a security can also be adversely affected as credit status deteriorates and the probability of default rises. The Fund minimizes credit risk by investing only in high-quality obligations and limiting the maturity of its investments.

Prepayment Risk.  The issuers of mortgage-backed and asset-backed securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When obligations are prepaid, the Fund may have to reinvest in securities with lower yields. In addition, the Fund may fail to recover additional amounts paid for securities with higher interest rates, resulting in an unexpected capital loss.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Securities Lending Risk.  The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

•	JPMIA maintains a list of approved borrowers, which it believes to present low credit risk;

•	The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest;

•	The lending agent indemnifies the Fund against borrower default;

•	JPMIA’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses; and

•	Upon recall, the borrower must return the securities loaned within the normal settlement period.

Concentration Risk.  Because the Fund will invest a significant portion of its assets in securities of companies in the financial services industry, developments affecting the financial services industry will have a disproportionate impact on the Fund. These risks generally include interest rate risk, credit risk and risk associated with regulatory changes in the financial services industry. In addition, financial services companies are highly dependent on the supply of short-term financing.

Foreign Securities Risk.  Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability and may be subject to higher transaction costs and delayed settlement. There may also be less public information available about such securities.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

6   JPMORGAN MONEY MARKET FUNDS

WHO MAY WANT TO INVEST
The Fund is designed for investors who:
•	want an investment that strives to preserve capital
•	want regular income from a high quality portfolio
•	want a highly liquid investment
•	are looking for an interim investment
•	are pursuing a short-term goal
The Fund is not designed for investors who:
•	are investing for long-term growth
•	are investing for high income
•	require the added security of FDIC insurance

JULY 1, 2007   7

JPMorgan Liquid Assets Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Premier Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800- 766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	4th quarter, 2000	1.56%	Worst Quarter	1st quarter, 2004	0.16%

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for Premier Shares prior to 1/1/06 is based on the performance of the Fund’s Investor Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. During this period, the actual returns of the Premier Shares would have been different than shown because Premier Shares have different expenses than Investor Shares.

The Fund’s year-to-date total return as of 3/31/0 7 was 1.22%.

8   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
PREMIER SHARES[1]	4.67	2.14	3.61

1	The performance in the table for the period before Premier Shares were launched on 2/19/05 is based on the Fund’s Investor Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. During this period, the actual returns of the Premier Shares would have been different than shown because Premier Shares have different expenses than Investor Shares.

Investor Expenses for Premier Shares

The expenses of the Premier Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Premier Shares assets)

Management Fees	0.08
Shareholder Service Fees	0.30
Other Expenses[1]	0.11
Total Annual Operating Expenses	0.49
Fee Waiver and Expense Reimbursements[2]	(0.04)
Net Expenses[2]	0.45

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Premier Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.45% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Premier Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Premier Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
46	153	270	612

JULY 1, 2007   9

JPMorgan U.S. Government Money Market Fund

The Fund’s Objective

The Fund seeks high current income with liquidity and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests its assets exclusively in:

•	debt securities issued or guaranteed by the U.S. government, or by U.S. government agencies or instrumentalities

•	repurchase agreements fully collateralized by U.S. Treasury and U.S. government securities.

If the Fund decides to invest in other types of securities, shareholders will be given 60 days advance notice.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33-1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. government or its agencies and instrumentalities or by cash.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
Investors considering the Fund should understand that:
•	There is no assurance that the Fund will meet its investment objective.
•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Prepayment Risk.  The issuers of mortgage-backed and asset-backed securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When obligations are prepaid, the Fund may have to reinvest in securities with lower yields. In addition, the Fund may fail to recover additional amounts paid for securities with higher interest rates, resulting in an unexpected capital loss.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By

10   JPMORGAN MONEY MARKET FUNDS

contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Securities Lending Risk.  The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

•	JPMIA maintains a list of approved borrowers, which it believes to present low credit risk;

•	The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest;

•	The lending agent indemnifies the Fund against borrower default;

•	JPMIA’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses; and

•	Upon recall, the borrower must return the securities loaned within the normal settlement period.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
The Fund is designed for investors who:
•	want an investment that strives to preserve capital
•	want regular income from a high quality portfolio
•	want a highly liquid investment
•	are looking for an interim investment
•	are pursuing a short-term goal
The Fund is not designed for investors who:
•	are investing for long-term growth
•	are investing for high income
•	require the added security of FDIC insurance

JULY 1, 2007   11

JPMorgan U.S. Government Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Premier Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800- 766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	4th quarter, 2000	1.58%	Worst Quarter	2nd quarter, 2004	0.18%

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for Premier Shares prior to their inception on 4/10/00 is based on the performance of the Fund’s Capital Shares, the original class offered, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. Prior class performance for the Capital Shares has been adjusted to reflect differences in expenses between classes.

The Fund’s year-to-date total return as of 3/31/0 7 was 1.21%.

12   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
PREMIER SHARES[1]	4.66	2.16	3.61

1	Historical performance shown for Premier Shares prior to their inception on 4/10/00 is based on the performance of Capital Shares, the original class offered , which invest in the same portfolio of securities, but whose shares are not offered in this prospectus . Prior class performance for the Capital Shares has been adjusted to reflect the differences in expenses between the classes.

Investor Expenses for Premier Shares

The expenses of the Premier Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Premier Shares assets)

Management Fees	0.08
Shareholder Service Fees	0.30
Other Expenses[1]	0.10
Total Annual Operating Expenses	0.48
Fee Waiver and Expense Reimbursements[2]	(0.03)
Net Expenses[2]	0.45

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Premier Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.45% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Premier Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Premier Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
46	151	266	601

JULY 1, 2007   13

JPMorgan U.S. Treasury Plus Money Market Fund

The Fund’s Objective

The Fund seeks current income with liquidity and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests its assets exclusively in:

•	obligations of the U.S. Treasury, including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury

•	repurchase agreements fully collateralized by U.S. Treasury securities.

The debt securities described above carry different interest rates, maturities and issue dates.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities and issue dates.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
Investors considering the Fund should understand that:
•	There is no assurance that the Fund will meet its investment objective.
•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

14   JPMORGAN MONEY MARKET FUNDS

WHO MAY WANT TO INVEST
The Fund is designed for investors who:
•	want an investment that strives to preserve capital
•	want regular income from a high quality portfolio
•	want a highly liquid investment
•	are looking for an interim investment
•	are pursuing a short-term goal
The Fund is not designed for investors who:
•	are investing for long-term growth
•	are investing for high income
•	require the added security of FDIC insurance

JULY 1, 2007   15

JPMorgan U.S. Treasury Plus Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Premier Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800- 766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	4th quarter, 2000	1.52%	Worst Quarter	2nd quarter, 2004	0.13%

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for the Premier Shares prior to 1/1/06 is based on the performance of the Fund’s Investor Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Premier Shares would have been different than those shown because Premier Shares have different expenses than Investor Shares.

The Fund’s year-to-date total return as of 3/31/0 7 was 1.20%.

16   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
PREMIER SHARES[1]	4.59	2.02	3.41

1	The performance in the table for the period before Premier Shares were launched on 2/19/05 is based on the Fund’s Investor Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Premier Shares would have been different than those shown because Premier Shares have different expenses than Investor Shares.

Investor Expenses for Premier Shares

The expenses of the Premier Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Premier Shares assets)

Management Fees	0.08
Shareholder Service Fees	0.30
Other Expenses[1]	0.10
Total Annual Operating Expenses	0.48
Fee Waiver and Expense Reimbursements[2]	(0.03)
Net Expenses[2]	0.45

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Premier Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.45% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Premier Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Premier Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
46	151	266	601

JULY 1, 2007   17

JPMorgan Federal Money Market Fund

The Fund’s Objective

The Fund aims to provide current income while still preserving capital and maintaining liquidity.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests its assets exclusively in:

•	obligations of the U.S. Treasury, including Treasury bills, bonds and notes and

•	debt securities that certain U.S. government agencies or instrumentalities have either issued or guaranteed as to principal and interest.

The interest on these securities is generally exempt from state and local income taxes.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
Investors considering the Fund should understand that:
•	There is no assurance that the Fund will meet its investment objective.
•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured by or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Prepayment Risk.  The issuers of mortgage-backed and asset-backed securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When obligations are prepaid, the Fund may have to reinvest in securities with lower yields. In addition, the Fund may fail to recover additional amounts paid for securities with higher interest rates, resulting in an unexpected capital loss.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By

18   JPMORGAN MONEY MARKET FUNDS

contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
The Fund is designed for investors who:
•	want an investment that strives to preserve capital
•	want regular income from a high quality portfolio
•	want a highly liquid investment
•	are looking for an interim investment
•	are pursuing a short-term goal
The Fund is not designed for investors who:
•	are investing for long-term growth
•	are investing for high income
•	require the added security of FDIC insurance

JULY 1, 2007   19

JPMorgan Federal Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Premier Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800- 766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2000	1.53%	Worst Quarter	3rd quarter, 2003	0.15%
4th quarter, 2003
1st quarter, 2004

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 7 was 1.19%.

20   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
PREMIER SHARES	4.61	2.08	3.49

Investor Expenses for Premier Shares

The expenses of the Premier Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Premier Shares assets)

Management Fees	0.08
Shareholder Service Fees	0.30
Other Expenses[1]	0.10
Total Annual Operating Expenses	0.48
Fee Waiver and Expense Reimbursements[2]	(0.03)
Net Expenses[2]	0.45

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Premier Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.45% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Premier Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Premier Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
46	151	266	601

JULY 1, 2007   21

JPMorgan 100% U.S. Treasury Securities Money Market Fund

The Fund’s Objective

The Fund aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal.

The Fund’s Main Investment Strategy

The Fund invests its assets exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes.

These investments carry different interest rates, maturities and issue dates. The interest on these securities is generally exempt from state and local income taxes. The Fund does not buy securities issued or guaranteed by agencies of the U.S. government.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund will only buy securities that present minimal credit risk.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33-1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Treasury , or in other limited instances, by cash.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities and issue dates.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
Investors considering the Fund should understand that:
•	There is no assurance that the Fund will meet its investment objective.
•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Securities Lending Risk.  The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The risk of securities lending is reduced, however, by the following policies:

•	JPMIM maintains a list of approved borrowers, which it believes to present low credit risk;

•	The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest;

•	The lending agent indemnifies the Fund against borrower default; and

•	Upon recall, the borrower must return the securities loaned within the normal settlement period.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

22   JPMORGAN MONEY MARKET FUNDS

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
The Fund is designed for investors who:
•	want an investment that strives to preserve capital
•	want regular income from a high-quality portfolio
•	want a highly liquid investment
•	are looking for an interim investment
•	are pursuing a short-term goal
The Fund is not designed for investors who:
•	are investing for long-term growth
•	are investing for high income
•	require the added security of FDIC insurance

JULY 1, 2007   23

JPMorgan 100% U.S. Treasury Securities Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Premier Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800- 766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2000	1.49%	Worst Quarter	3rd quarter, 2003	0.14%
4th quarter, 2003
1st quarter, 2004
2nd quarter, 2004

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 7 was 1.15%.

24   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
PREMIER SHARES	4.39	1.95	3.31

Investor Expenses for Premier Shares

The expenses of the Premier Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Premier Shares assets)

Management Fees	0.08
Shareholder Service Fees	0.30
Other Expenses[1]	0.10
Total Annual Operating Expenses	0.48
Fee Waivers and Expense Reimbursements[2]	(0.03)
Net Expenses[2]	0.45

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Premier Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.45% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Premier Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Premier Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
46	151	266	601

JULY 1, 2007   25

JPMorgan Tax Free Money Market Fund

The Fund’s Objective

The Fund aims to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund will try to invest its assets exclusively in municipal obligations, the interest on which is excluded from federal income taxes. As a fundamental policy, the Fund will invest at least 80% of the value of its Assets in municipal obligations. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes.

Municipal obligations are securities that:

•	are issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, agencies and other groups with authority to act for the municipalities; and

•	are short-term money market instruments such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

The Fund will only purchase municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax.

The remaining 20% of the Fund’s Assets may be invested in securities subject to federal income tax or the federal alternative minimum tax. The Fund may exceed this 20% limit for temporary defensive purposes.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMIM, the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
Investors considering the Fund should understand that:
•	There is no assurance that the Fund will meet its investment objective.
•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

26   JPMORGAN MONEY MARKET FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Municipal Obligations Risk.  Municipal obligations are subject to the following risks:

•	Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

•	Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

•	Since some municipal obligations may be secured or guaranteed by banks or other financial institutions, the risk to the Fund could increase if the credit quality of the financial institution providing the backing declines or the banking or financial sector suffers an economic downturn. In addition, to the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs and possible delayed settlement.

Tax Risk.  The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax. Consult your tax professional for more information.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash. Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective and may produce taxable income.

WHO MAY WANT TO INVEST
The Fund is designed for investors who:
•	are looking for income that is not taxable
•	want an investment that strives to preserve capital
•	want regular income from a high quality portfolio
•	want a highly liquid investment
•	are looking for an interim investment
•	are pursuing a short-term goal
The Fund is not designed for investors who:
•	are investing for long-term growth
•	are investing for high income
•	require the added security of FDIC insurance
•	are investing through a tax-deferred account, such as an IRA

JULY 1, 2007   27

JPMorgan Tax Free Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Premier Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800- 766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2000	0.98%	Worst Quarter	3rd quarter, 2003	0.13%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 7 was 0.78%.

28   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
PREMIER SHARES	3.03	1.52	2.29

Investor Expenses for Premier Shares

The expenses of the Premier Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Premier Shares assets)

Management Fees	0.08
Shareholder Service Fees	0.30
Other Expenses[1]	0.09
Total Annual Operating Expenses	0.47
Fee Waivers and Expense Reimbursements[2]	(0.02)
Net Expenses[2]	0.45

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Premier Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.45% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Premier Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Premier Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
46	149	261	590

JULY 1, 2007   29

JPMorgan Municipal Money Market Fund

The Fund’s Objective

The Fund seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests primarily in municipal obligations, the interest on which is excluded from regular federal income taxes. As a fundamental policy, the Fund will invest at least 80% of its net assets in such municipal securities. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

Municipal obligations are securities that:

•	are issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, agencies and other groups with authority to act for the municipalities; and

•	are short-term money market instruments such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

The Fund will only purchase municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax.

The Fund may invest up to all of its assets in municipal obligations that produce income subject to the federal alternative minimum tax.

Up to 20% of the Fund’s remaining assets may be invested in securities subject to federal income tax, such as taxable money market instruments or repurchase agreements.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMIA, the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
Investors considering the Fund should understand that:
•	There is no assurance that the Fund will meet its investment objective.
•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

30   JPMORGAN MONEY MARKET FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Municipal Obligations Risk.  Municipal obligations are subject to the following risks:

•	Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

•	Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

•	Since some municipal obligations may be secured or guaranteed by banks or other financial institutions, the risk to the Fund could increase if the credit quality of the financial institution providing the backing declines or the banking or financial sector suffers an economic downturn. In addition, to the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs and possible delayed settlement.

Tax Risk.  The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax. Consult your tax professional for more information.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective and may produce taxable income.

WHO MAY WANT TO INVEST
The Fund is designed for investors who:
•	are looking for income that is not taxable
•	want an investment that strives to preserve capital
•	want regular income from a high quality portfolio
•	want a highly liquid investment
•	are looking for an interim investment
•	are pursuing a short-term goal
The Fund is not designed for investors who:
•	are investing for long-term growth
•	are investing for high income
•	require the added security of FDIC insurance
•	are investing through a tax-deferred account, such as an IRA

JULY 1, 2007   31

JPMorgan Municipal Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Premier Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800- 766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2000	0.99%	Worst Quarter	3rd quarter, 2003	0.13%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 7 was 0.79%.

32   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
PREMIER SHARES	3.06	1.55	2.32

Investor Expenses for Premier Shares

The expenses of the Premier Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Premier Shares assets)

Management Fees	0.08
Shareholder Service Fees	0.30
Other Expenses[1]	0.10
Total Annual Operating Expenses	0.48
Fee Waivers and Expense Reimbursements[2]	(0.03)
Net Expenses[2]	0.45

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Premier Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.45% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Premier Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Premier Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
46	151	266	601

JULY 1, 2007   33

JPMorgan Michigan Municipal Money Market Fund

The Fund’s Objective

The Fund seeks as high a level of current interest income exempt from federal income tax and Michigan personal income tax as is consistent with capital preservation and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests primarily in municipal obligations, the income from which is exempt from both federal income tax and Michigan personal income tax. As a fundamental policy, the Fund will invest at least 80% of its Assets in such municipal securities. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes.

Municipal obligations in which the Fund may invest are securities that:

•	are issued by the State of Michigan, its political subdivisions, authorities, and agencies, as well as by Puerto Rico, other U.S. territories and their political subdivisions; and

•	are short-term money market instruments, such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

The Fund will only purchase municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax and Michigan personal income tax.

The Fund may invest up to all of its assets in municipal obligations that produce income subject to the federal alternative minimum tax.

Up to 20% of the Fund’s remaining assets may be invested in non-Michigan municipal obligations, which may produce interest exempt only from federal income tax, or in securities subject to federal income tax, such as taxable money market instruments or repurchase agreements. For temporary defensive purposes, the Fund has the ability to invest up to all of its assets in non-Michigan municipal obligations that produce income that may be subject to the federal alternative minimum tax.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMIA, the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

BEFORE YOU INVEST
Investors considering the Fund should understand that:
•	There is no assurance that the Fund will meet its investment objective.
•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

34   JPMORGAN MONEY MARKET FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Risk of Michigan Obligations.  The Fund will be particularly susceptible to difficulties affecting Michigan and its municipalities.

Municipal Obligations Risk.  Municipal obligations are subject to the following risks:

•	Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

•	Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

•	Since some municipal obligations may be secured or guaranteed by banks or other financial institutions, the risk to the Fund could increase if the credit quality of the financial institution providing the backing declines or the banking or financial sector suffers an economic downturn. In addition, to the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs and possible delayed settlement.

Diversification Risk.  As a single state money market fund, the Fund is less diversified than other money market funds. This is because a single state fund is allowed by SEC rules to invest a significantly greater portion of its assets in one issuer. Because of these rules and the relatively small number of issuers of a particular state’s municipal securities, the Fund’s performance is more affected by the success of one or a few issuers than is the performance of a more diversified fund.

Tax Risk.  The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax or Michigan personal income taxes. Consult your tax professional for more information.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective and may produce taxable income.

WHO MAY WANT TO INVEST
The Fund is designed for investors who:
•	are looking for income that is not taxable by the United States and by the State of Michigan
•	want an investment that strives to preserve capital
•	want regular income from a high quality portfolio
•	want a highly liquid investment
•	are looking for an interim investment
•	are pursuing a short-term goal
The Fund is not designed for investors who:
•	are investing for long-term growth
•	are investing for high income
•	require the added security of FDIC insurance
•	are investing through a tax-deferred account, such as an IRA

JULY 1, 2007   35

JPMorgan Michigan Municipal Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Premier Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800- 766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	4th quarter, 2000	0.98%	Worst Quarter	3rd quarter, 2003	0.12%

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance data includes the performance of the Pegasus Michigan Municipal Money Market Fund for the period before it was consolidated with the Fund on 3/22/99.

The Fund’s year-to-date total return as of 3/31/0 7 was 0.79%.

36   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
PREMIER SHARES[1]	3.08	1.51	2.28

1	Historical performance data includes the performance of the Pegasus Michigan Municipal Money Market Fund for the period before it was consolidated with the Fund on 3/ 22 / 99.

Investor Expenses for Premier Shares

The expenses of the Premier Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Premier Shares assets)

Management Fees	0.08
Shareholder Service Fees	0.30
Other Expenses[1]	0.14
Total Annual Operating Expenses	0.52
Fee Waivers and Expense Reimbursements[2]	(0.07)
Net Expenses[2]	0.45

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Premier Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.45% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Premier Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Premier Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
46	160	284	646

JULY 1, 2007   37

JPMorgan Ohio Municipal Money Market Fund

The Fund’s Objective

The Fund seeks as high a level of current interest income exempt from federal income tax and Ohio personal income tax as is consistent with capital preservation and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests primarily in municipal obligations, the income from which is exempt from both federal income tax and Ohio personal income tax. As a fundamental policy, the Fund will invest at least 80% of its Assets in such municipal securities. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes.

Municipal obligations in which the Fund may invest are securities that:

•	are issued by the State of Ohio, its political subdivisions, authorities, and agencies, as well as by Puerto Rico, other U.S. territories and their political subdivisions; and

•	are short-term money market instruments, such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

The Fund will only purchase municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax and Ohio personal income tax.

The Fund may invest up to all of its assets in municipal obligations that produce income subject to the federal alternative minimum tax.

Up to 20% of the Fund’s remaining assets may be invested in non-Ohio municipal obligations, which may produce interest exempt only from federal income tax, or in securities subject to federal income tax, such as taxable money market instruments or repurchase agreements. For temporary defensive purposes, the Fund has the ability to invest up to all of its assets in non-Ohio municipal obligations that produce income that may be subject to the federal alternative minimum tax.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMIA, the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

BEFORE YOU INVEST
Investors considering the Fund should understand that:
•	There is no assurance that the Fund will meet its investment objective.
•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

38   JPMORGAN MONEY MARKET FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Risk of Ohio Obligations.  The Fund will be particularly susceptible to difficulties affecting Ohio and its municipalities.

Municipal Obligations Risk.  Municipal obligations are subject to the following risks:

•	Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

•	Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

•	Since some municipal obligations may be secured or guaranteed by banks or other financial institutions, the risk to the Fund could increase if the credit quality of the financial institution providing the backing declines or the banking or financial sector suffers an economic downturn. In addition, to the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs and possible delayed settlement.

Diversification Risk.  As a single state money market fund, the Fund is less diversified than other money market funds. This is because a single state fund is allowed by SEC rules to invest a significantly greater portion of its assets in one issuer. Because of these rules and the relatively small number of issuers of a particular state’s municipal securities, the Fund’s performance is more affected by the success of one or a few issuers than is the performance of a more diversified fund.

Tax Risk.  The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax or Ohio personal income taxes. Consult your tax professional for more information.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective and may produce taxable income.

WHO MAY WANT TO INVEST
The Fund is designed for investors who:
•	are looking for income that is not taxable by the United States and by the State of Ohio
•	want an investment that strives to preserve capital
•	want regular income from a high quality portfolio
•	want a highly liquid investment
•	are looking for an interim investment
•	are pursuing a short-term goal
The Fund is not designed for investors who:
•	are investing for long-term growth
•	are investing for high income
•	require the added security of FDIC insurance
•	are investing through a tax-deferred account, such as an IRA

JULY 1, 2007   39

JPMorgan Ohio Municipal Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Premier Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800- 766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2000	0.97%	Worst Quarter	3rd quarter, 2003	0.11%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 7 was 0.79%.

40   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
PREMIER SHARES	3.05	1.50	2.29

Investor Expenses for Premier Shares

The expenses of the Premier Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Premier Shares assets)

Management Fees	0.08
Shareholder Service Fees	0.30
Other Expenses[1]	0.17
Total Annual Operating Expenses	0.55
Fee Waivers and Expense Reimbursements[2]	(0.10)
Net Expenses[2]	0.45

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Premier Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.45% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Premier Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Premier Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
46	166	297	680

JULY 1, 2007   41

The Funds’ Management and Administration

The following Funds are series of JPMorgan Trust I (JPMTI), a Delaware statutory trust:

•	Prime Money Market Fund

•	Federal Money Market Fund

•	100% U.S. Treasury Securities Money Market Fund

•	Tax Free Money Market Fund

Collectively, these are the JPMTI Funds.

The following Funds are series of JPMorgan Trust II (JPMTII), a Delaware statutory trust:

•	Liquid Assets Money Market Fund

•	U.S. Government Money Market Fund

•	U.S. Treasury Plus Money Market Fund

•	Municipal Money Market Fund

•	Michigan Municipal Money Market Fund

•	Ohio Municipal Money Market Fund

Collectively, these are the JPMTII Funds.

The trustees of each trust are responsible for overseeing all business activities.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800- 766-7722 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary (as described below) who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Advisers

J.P. Morgan Investment Management Inc. ( JPMIM ) and JPMorgan Investment Advisors Inc. ( JPMIA ) each acts as investment adviser to several of the Funds and each makes day-to-day investment decisions for the Funds which it advises. JPMIM is the investment adviser to the JPMTI Funds, and JPMIA is the investment adviser to the JPMTII Funds.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167. JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMIA is located at 1111 Polaris Parkway, Columbus, OH 43240.

During the most recent fiscal period ended 2/28/0 7 , JPMIM or JPMIA were paid management fees (net of waivers, if any), as shown below, as a percentage of average daily net assets:

Prime Money Market Fund	0.08%
Liquid Assets Money Market Fund	0.08
U.S. Government Money Market Fund	0.08
U.S. Treasury Plus Money Market Fund	0.08
Federal Money Market Fund	0.08
100% U.S. Treasury Securities Money Market Fund	0.08
Tax Free Money Market Fund	0.08
Municipal Money Market Fund	0.08
Michigan Municipal Money Market Fund	0.08
Ohio Municipal Money Market Fund	0.08

A discussion of the basis the Boards of Trustees of JPMTI and JPMTII used in reapproving the investment advisory agreement for the Funds is available in the shareholder report s for the period ended August 31, 200 6.

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.10% of the first $100 billion of average daily net assets of all money market funds in the JPMorgan Funds Complex and 0.05% of average daily net assets over $100 billion.

The Funds’ Shareholder Servicing Agent

JPMTI and JPMTII, on behalf of the Funds, have entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.30% of the average daily net assets of Premier Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the annual fees described above to such entities for performing

42   JPMORGAN MONEY MARKET FUNDS

shareholder and administrative services. The amount payable for “service fees” (as defined by the NASD) does not exceed 0.25% of the average annual net assets attributable to the Premier Shares of each Fund.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM, JPMIA and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMIA, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also , at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM, JPMIA and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

JULY 1, 2007   43

How Your Account Works

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Premier Shares of these Funds.

The price you pay for your shares is the net asset value (NAV) per share of the class. NAV is the value of everything a class of a Fund owns, minus everything the class owes, divided by the number of shares of that class held by investors. The Funds seek to maintain a stable NAV per share of $1.00. Each Fund uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The NAV of each class of shares is generally calculated as of the cut-off time each day the Funds are accepting orders. You will pay the next NAV per share calculated after the JPMorgan Institutional Funds Service Center accepts your order.

Premier Shares may be purchased by the general public.

You may purchase Fund shares through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Funds, including investment minimum requirements, which may be the same as or differ ent from the requirements for investors purchasing directly from the Funds. You may also purchase shares directly from JPMorgan Institutional Funds Service Center .

Shares are available on any business day that the Federal Reserve Bank of New York (Federal Reserve) is open. In addition to weekends, the Federal Reserve is closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. A Fund may close when the Federal Reserve is open and the New York Stock Exchange (NYSE) is closed, such as Good Friday. On any business day when the Securities Industry and Financial Markets Association (SIFMA) recommends that the securities markets close trading early, a Fund may close trading early.

On occasion, the NYSE closes before 4:00 p.m. Eastern Time (ET). When the NYSE closes early , purchase orders accepted by the Fund after the NYSE closes will be effective the following business day. Each Fund, however, may elect to remain open following an early close of the NYSE . If your purchase order is accepted by the Fund before the Fund’s close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase orders accepted after a Fund closes will be effective the following business day.

If the Fund accepts your order by the Fund’s cut-off time listed below, we will process your purchase order at that day’s price and you will be entitled to all dividends declared on that day. If the Fund accepts your purchase order after the cut-off time, we will process it at the next day’s price.

Share ownership is electronically recorded ; therefore , no certificates will be issued.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders. In addition, your Financial Intermediary may be closed at times when the Fund is open .

Normally, the cut-off time for each Fund is:

Prime Money Market Fund	5:00 p.m.	ET
Liquid Assets Money Market Fund	5:00 p.m.	ET
U.S. Government Money Market Fund	5:00 p.m.	ET
U.S. Treasury Plus Money Market Fund	5:00 p.m.	ET
Federal Money Market Fund	2:00 p.m.	ET
100% U.S. Treasury Securities Money Market Fund	2:00 p.m.	ET
Tax Free Money Market Fund	NOON	ET
Municipal Money Market Fund	NOON	ET
Michigan Municipal Money Market Fund	NOON	ET
Ohio Municipal Money Market Fund	NOON	ET

The Fund must receive “federal funds” by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m. ET) on the same business day the purchase order is placed. In the event that an order is placed by the cut-off time specified above but the related wire payment is not received by the Fund by the close of the Federal Reserve wire transfer system that same day, then either your order may not be effective until the next business day on which federal funds are timely received by the Fund, or the Fund reserves the right to cancel your purchase order and you will be liable for any resulting losses or fees incurred by the Fund or the Fund’s transfer agent. If you

44   JPMORGAN MONEY MARKET FUNDS

pay by check before the cut-off time, we will generally process your order the next business day the Fund is open for business.

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

To open an account, buy or sell shares or get fund information, call:
JPMorgan Institutional Funds Service Center
1-800- 766-7722

Minimum Investments

Premier Shares are subject to a $1,000,000 minimum investment requirement per Fund. There are no minimum levels for subsequent purchases.

Premier Shares accounts of certain JPMorgan Funds (other than former One Group Funds) opened prior to February 18, 2005 will be subject to a minimum of $100,000. Accounts of certain former One Group Funds opened on or before February 18, 2005 will be subject to a minimum of $200,000.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k) and 403(b) ) , as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. The SAI has additional information on investment minimum waivers for investors purchasing directly from the Funds through JPMDS, such as when additional accounts of the investor may be aggregated together to meet the minimum requirement. For further information on investment minimum waivers, you can also call 1-800- 766-7722 .

General

The JPMorgan money market funds (including the Funds in this prospectus) are intended for short-term investment horizons, and do not monitor for market timers or prohibit short-term trading activity. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Institutional Funds Service Center by check or an Automated Clearing House (ACH) transaction is subject to certain limitations. See “Selling Fund Shares.”

All checks must be made payable to one of the following:

•	JPMorgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800- 766-7722 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JULY 1, 2007   45

How Your Account Works (continued)

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Institutional Funds Service Center
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-PREMIER)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if JPMorgan Institutional Funds Service Center does not receive payment by the Fund’s cut-off time on the day that you placed your order. You will be responsible for any expenses and losses to the Funds.

You can buy shares in one of two ways:

Through Your Financial Intermediary

Tell your Financial Intermediary which Funds you want to buy and they will contact us. Your Financial Intermediary may charge you a fee and may offer additional services, such as special purchase and redemption programs, “sweep” programs, cash advances and redemption checks. Some Financial Intermediaries charge a single fee that covers all services.

The Fund must accept your order from your Financial Intermediary by the Fund’s cut-off time in order for us to process your purchase order at that day’s price. Your Financial Intermediary may impose different minimum investments and earlier cut-off times.

Your Financial Intermediary may be paid by JPMDS to assist you in establishing your account, executing transactions and monitoring your investment. Financial Intermediaries may provide the following services in connection with their customers’ investments in the Funds:

•	Acting directly or through an agent, as the sole shareholder of record

•	Maintaining account records for customers

•	Processing orders to purchase, redeem or exchange shares for customers

•	Responding to inquiries from shareholders

•	Assisting customers with investment procedures.

Through the JPMorgan Institutional Funds Service Center

Call 1-800- 766-7722
Or
Complete the Account Application and mail it along with a check for the amount you want to invest to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

JPMorgan Funds Services will accept your order when federal funds, a wire, a check or ACH transaction is received together with a completed Account Application or other instructions in proper form.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.

SELLING FUND SHARES

You can sell your shares on any day that the Funds are accepting purchase orders. You will receive the next NAV per share calculated after the Fund accepts your order.

We will need the names of the registered shareholders, your account number and other information before we can sell your shares.

Under normal circumstances, if a Fund accepts your order before the Fund’s cut-off time, the Fund will make available to you the proceeds that same business day by wire. Otherwise, except as permitted by the federal securities laws, your redemption proceeds will be paid within seven days (one day for the JPMorgan Prime Money Market Fund and the JPMorgan Liquid Assets Money Market Fund) after acceptance of the redemption order.

If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

46   JPMORGAN MONEY MARKET FUNDS

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact JPMorgan Institutional Funds Service Center for more details.

You can sell your shares in one of two ways:

Through Your Financial Intermediary

Tell your Financial Intermediary which Fund’s shares you want to sell. The Fund must accept your order from your Financial Intermediary by the Fund’s cut-off time in order for us to process your order at that day’s price. Your Financial Intermediary will send the necessary documents to JPMorgan Institutional Funds Service Center . Your Financial Intermediary may charge you for this service.

Your Financial Intermediary may have an earlier cut-off time for redemption orders.

Through the JPMorgan Institutional Funds Service Center

Call 1-800- 766-7722 . We will mail you a check or send the proceeds via electronic transfer or wire to the bank account on our records.
Or
Send a signed letter with your instructions to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

Redemptions-In-Kind

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

EXCHANGING FUND SHARES

You can exchange Premier Shares for Premier S hares of other JPMorgan Funds , subject to any minimum investment and eligibility requirement.

The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Generally, an exchange between JPMorgan Funds is considered a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange.

We reserve the right to limit the number of exchanges or to refuse an exchange. Your exchange privilege will be revoked if the exchange activity is considered excessive.

You can exchange your shares in one of two ways:

Through Your Financial Intermediary

Tell your Financial Intermediary which Fund’s shares you want to exchange. They will send the necessary documents to JPMorgan Institutional Funds Service Center . Your Financial Intermediary may charge you for this service.

Through the JPMorgan Institutional Funds Service Center

Call 1-800- 766-7722 to ask for details.

OTHER INFORMATION CONCERNING
THE FUNDS

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the Funds’ minimum investment requirement, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account.

You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the sale of shares by telephone without notice.

You may write to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

Shares of the JPMorgan U.S. Government Money Market Fund are intended to qualify as eligible investments for

JULY 1, 2007   47

How Your Account Works (continued)

federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration (NCUA) Rules and Regulations and NCUA Letter Number 155. This Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of this Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder.

The Funds may suspend your ability to redeem or may postpone payment for more than seven days (more than one day for the JPMorgan Prime Money Market Fund and the JPMorgan Liquid Assets Money Market Fund) when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

48   JPMORGAN MONEY MARKET FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

The Funds can earn income and can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare dividends daily, so your shares can start earning dividends on the day you buy them. The Funds distribute the dividends monthly in the form of additional Fund shares of the same class, unless you tell us that you want distributions in cash or as a deposit in a pre-assigned bank account. The taxation of dividends will not be affected by the form in which you receive them. The Fund s declare and distribute any short-term capital gain at least annually. The Funds do not expect to realize long-term capital gain.

For federal income tax purposes, dividends of net investment income and any net short-term capital gains (see below), generally will be taxable as ordinary income. If, at the close of each quarter, at least 50% of the value of a Fund’s total assets consists of tax-exempt interest obligations, the Fund will be eligible to designate distributions of interest derived from tax-exempt-interest obligations as “exempt-interest dividends.” Properly designated exempt-interest dividends paid by the Tax Free Money Market Fund, Municipal Money Market Fund, Michigan Municipal Money Market Fund or Ohio Municipal Money Market Fund generally are not subject to federal income taxes, but may be subject to state and local taxes and may be subject to federal alternative minimum tax, both for individuals and corporations. The state or municipality where you live may not charge you state and local taxes on properly designated exempt-interest dividends earned on certain bonds. You should consult your tax advisor concerning your own tax situation and the state and local tax consequences of investing in a Fund. Shareholders that receive social security or railroad retirement benefits should also consult their tax advis ors to determine what effect, if any, an investment in any of the Funds may have on the federal taxation of their benefits.

The Supreme Court has agreed to hear an appeal of a state court decision that might significantly affect how states tax in-state and out-of-state municipal bonds. A Kentucky state court held that a Kentucky law violates the U.S. Constitution by treating, for Kentucky state tax purposes, the interest income on in-state municipal bonds differently from the income on out-of-state municipal bonds. If the Supreme Court affirms this holding, each state will likely revisit the way in which it treats the interest on municipal bonds, and this has the potential to increase significantly the amount of state tax paid by shareholders on exempt-interest dividends. The Supreme Court likely will hold oral arguments on this case in the fall of 2007 and issue a decision sometime thereafter. You should consult your tax advisor to discuss the tax consequences of your investment in the Funds.

Dividends received from the Michigan Municipal Money Market Fund that are derived from interest attributable to tax exempt Michigan Municipal Obligations will be exempt from Michigan income tax and generally, also exempt from Michigan single business tax. Conversely, to the extent that the Fund’s dividends are derived from interest on obligations other than Michigan Municipal Obligations or certain U.S. government obligations (or are derived from short-term or long-term gains), such dividends may be subject to Michigan income tax and Michigan single business tax, even though the dividends may be exempt for federal income tax purposes. The Michigan single business tax has been repealed, effective at year end 2007. As of the date of this prospectus, no replacement tax statute had been enacted. Except as noted above with respect to Michigan income taxation, distributions of net income may be taxable to investors as dividend income under other state or local laws even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

Dividends received from the Ohio Municipal Money Market Fund that result from interest on obligations of the State of Ohio, its political or governmental subdivisions or agencies and instrumentalities of Ohio (Ohio Obligations) are exempt from Ohio personal income tax, and Ohio municipal and school district income taxes. Corporate shareholders that are subject to the Ohio corporation franchise tax must include the Fund shares in the corporation’s tax base for purposes of the Ohio corporate franchise tax net worth computation. Dividends that are attributable to interest on or profit on the sale, exchange, or other disposition of Ohio Obligations will not be subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Note that for most entities, the corporate franchise tax will be phased out over five years starting with the 2006 corporation franchise tax report.

Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes. It is unlikely that dividends from any of the Funds will qualify to any significant extent for the reduced 15% tax rate applicable to qualified dividend income.

If you receive distributions that are properly designated capital gain dividends, the tax rate will be based on how long the Fund held a particular asset, not on how long

JULY 1, 2007   49

Shareholder Information (continued)

you have owned your shares. The Funds expect substantially all of their distributions of capital gain to be attributable to short-term capital gain which is taxed as ordinary income. The Funds do not expect to realize long term capital gain or losses.

The Funds’ investments in certain debt obligations and asset backed securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

The dates on which dividends and capital gains will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Gains, if any, resulting from the sale or exchange of your shares generally will be subject to tax.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of the tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Funds will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and monthly account statements. Please review these statements carefully. The Funds will correct errors if notified within 10 days of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Institutional Funds Service Center at 500 Stanton Christiana Road, 3-3570, Newark, DE 19713 or call 1-800- 766-7722.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM or JPMIA, as applicable. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the JPMorgan Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

Each business day, each Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the prior business day. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800- 766-7722 .

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

50   JPMORGAN MONEY MARKET FUNDS

What the Terms Mean

Asset-backed securities: Interests in a stream of payments from specific assets, such as auto or credit card receivables.

Commercial paper: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

Demand notes: A debt security with no set maturity date. The investor can generally demand payment of the principal at any time.

Dollar weighted average maturity: The average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar weighted” means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.

Floating rate securities: Securities whose interest rates adjust automatically whenever a particular interest rate changes.

Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

Management fee: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund’s investments.

Municipal lease obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of general obligations of the municipality.

Municipal obligations: Debt securities issued by or on behalf of states, territories and possessions or by their agencies or other groups with authority to act for them.

Other expenses: Miscellaneous items, including transfer agency, administration, custody and registration fees.

Qualified banks: (i) U.S. banks with more than $1 billion in total assets, and foreign branches of these banks; or (ii) foreign banks with the equivalent of more than $1 billion in total assets and which have branches or agencies in the U.S. or (iii) other U.S. or foreign commercial banks which the Fund’s adviser judges to have comparable credit standing.

Repurchase agreements: A special type of a short-term investment. A dealer sells securities to a Fund and agrees to buy them back later for a set price. This set price includes interest. In effect, the dealer is borrowing the Fund’s money for a short time, using the securities as collateral.

Reverse repurchase agreements: Contract whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

Shareholder service fee: A fee to cover the cost of paying Financial Intermediaries to provide certain support services for your account.

Tax exempt municipal securities: Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. government securities: Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

Variable rate securities: Securities whose interest rates are periodically adjusted.

JULY 1, 2007   51

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

Premier

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains	Total distributions
Prime Money Market Fund
Year Ended February 28, 2007	$1.00	$0.05	$—	(f)	$0.05	$(0.05)	$—	$(0.05)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(f)	0.02	(0.02)	—	(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	—	(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—	(0.01)
Year Ended August 31, 2002	1.00	0.02	—		0.02	(0.02)	—	(0.02)

Liquid Assets Money Market Fund
Year Ended February 28, 2007	1.00	0.05	—	(f)	0.05	(0.05)	—	(0.05)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(f)	0.02	(0.02)	—	(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—		0.01	(0.01)	—	(0.01)

U.S. Government Money Market Fund
Year Ended February 28, 2007	1.00	0.05	—	(f)	0.05	(0.05)	—	(0.05)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—		0.02	(0.02)	—	(0.02)
Year Ended June 30, 2005	1.00	0.02	—	(f)	0.02	(0.02)	—	(0.02)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)	—	(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)	—	(0.01)
Year Ended June 30, 2002	1.00	0.02	—		0.02	(0.02)	—	(0.02)

U.S. Treasury Plus Money Market Fund
Year Ended February 28, 2007	1.00	0.05	—	(f)	0.05	(0.05)	—	(0.05)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(f)	0.02	(0.02)	—	(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)	—	(0.01)

Federal Money Market Fund
Year Ended February 28, 2007	1.00	0.05	—	(f)	0.05	(0.05)	—	(0.05)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(f)	0.02	(0.02)	—	(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	—	(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—	(0.01)
Year Ended August 31, 2002	1.00	0.02	—		0.02	(0.02)	—	(0.02)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount is less than $0.01.

52   JPMORGAN MONEY MARKET FUNDS

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	4.85%	$7,844,932	0.45%	4.75%	0.48%
1.00	1.83	7,450,365	0.45	3.65	0.48
1.00	2.18	8,577,924	0.45	2.22	0.48
1.00	0.73	5,887,641	0.45	0.73	0.47
1.00	1.01	5,411,913	0.45	1.00	0.46
1.00	1.85	5,182,000	0.44	1.80	0.47

1.00	4.84	545,911	0.45	4.77	0.49
1.00	2.36	316,397	0.45	3.61	0.49
1.00	0.89	80,814	0.45	2.52	0.52

1.00	4.80	1,624,006	0.45	4.69	0.48
1.00	2.37	1,957,807	0.39	3.56	0.48
1.00	1.79	1,416,600	0.39	1.94	0.44
1.00	0.72	728,456	0.39	0.71	0.39
1.00	1.15	770,196	0.39	1.13	0.39
1.00	2.21	699,907	0.37	2.24	0.39

1.00	4.76	1,424,189	0.45	4.68	0.48
1.00	2.25	1,164,950	0.45	3.36	0.49
1.00	0.83	1,009,503	0.45	2.32	0.47

1.00	4.76	604,858	0.45	4.62	0.48
1.00	1.79	756,761	0.45	3.52	0.49
1.00	2.08	1,502,964	0.45	2.13	0.49
1.00	0.66	1,057,504	0.45	0.65	0.48
1.00	0.95	1,214,705	0.45	0.96	0.47
1.00	1.77	1,403,875	0.45	1.73	0.47

JULY 1, 2007   53

Financial Highlights (continued)

Premier (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains		Total distributions
100% U.S. Treasury Securities Money Market Fund
Year Ended February 28, 2007	$1.00	$0.04	$—	(f)	$0.04	$(0.04)	$—	(f)	$(0.04)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2002	1.00	0.02	—		0.02	(0.02)	—		(0.02)

Tax Free Money Market Fund
Year Ended February 28, 2007	1.00	0.03	—	(f)	0.03	(0.03)	—		(0.03)
September 1, 2005 to February 28, 2006 (c)	1.00	0.01	—	(f)	0.01	(0.01)	—		(0.01)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2002	1.00	0.01	—		0.01	(0.01)	—		(0.01)

Municipal Money Market Fund (d)
Year Ended February 28, 2007	1.00	0.03	—	(f)	0.03	(0.03)	—	(f)	(0.03)
July 1, 2005 to February 28, 2006 (e)	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
Year Ended June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)	—		(0.01)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended June 30, 2002	1.00	0.01	—		0.01	(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	Effective February 19, 2005, Class I was renamed as Premier Shares.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	Amount is less than $0.01.

54   JPMORGAN MONEY MARKET FUNDS

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	4.54%	$1,291,467	0.45%	4.45%	0.48%
1.00	1.69	1,507,936	0.39	3.48	0.49
1.00	1.92	1,010,061	0.41	2.08	0.48
1.00	0.58	564,734	0.46	0.57	0.47
1.00	0.88	488,963	0.46	0.85	0.47
1.00	1.68	352,873	0.46	1.52	0.48

1.00	3.12	2,078,846	0.45	3.07	0.47
1.00	1.22	6,120,346	0.45	2.47	0.48
1.00	1.58	4,686,356	0.45	1.57	0.48
1.00	0.62	4,038,922	0.45	0.62	0.47
1.00	0.83	3,429,000	0.45	0.82	0.47
1.00	1.35	3,066,000	0.45	1.25	0.48

1.00	3.16	1,037,219	0.45	3.11	0.48
1.00	1.58	906,870	0.45	2.36	0.48
1.00	1.42	827,335	0.45	1.39	0.51
1.00	0.61	867,509	0.45	0.60	0.53
1.00	0.96	1,085,136	0.45	0.96	0.53
1.00	1.45	1,290,395	0.45	1.38	0.53

JULY 1, 2007   55

Financial Highlights (continued)

Premier (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
Michigan Municipal Money Market Fund
Year Ended February 28, 2007	$1.00	$0.03	$—	(d)	$0.03	$(0.03)
July 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(d)	0.02	(0.02)
Year Ended June 30, 2005	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2002	1.00	0.01	—		0.01	(0.01)

Ohio Municipal Money Market Fund
Year Ended February 28, 2007	1.00	0.03	—	(d)	0.03	(0.03)
July 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(d)	0.02	(0.02)
Year Ended June 30, 2005	1.00	0.01	—	(d)	0.01	(0.01)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2002	1.00	0.01	—		0.01	(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

( c)	The Fund changed its fiscal year end from June 30 to the last day of February.

( d)	Amount is less than $0.01.

56   JPMORGAN MONEY MARKET FUNDS

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursement and earning credits
$ 1.00	3.17%	$177,698	0.45%	3.13%	0.52%
1.00	1.57	135,695	0.45	2.34	0.54
1.00	1.32	141,695	0.47	1.37	0.56
1.00	0.56	112,753	0.47	0.56	0.55
1.00	0.87	64,146	0.49	0.88	0.57
1.00	1.41	83,008	0.47	1.49	0.55

1.00	3.14	32,989	0.45	3.09	0.55
1.00	1.55	38,765	0.45	2.32	0.57
1.00	1.40	44,469	0.46	1.36	0.52
1.00	0.56	46,968	0.47	0.55	0.50
1.00	0.88	73,757	0.47	0.88	0.50
1.00	1.43	57,338	0.46	1.47	0.50

JULY 1, 2007   57

Legal Proceedings and Additional Fee and Expense Information
Affecting the JPMTII Funds and Former One Group Mutual Funds

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

In addition, on August 30, 2005, the commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right to Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. In June 2007, the matter, which generally related to the same facts that were the subject of the SEC Order and NYAG settlement discussed above, was settled, and the West Virginia Order will be vacated.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

As noted above, the settlement agreement with the NYAG requires JPMorgan Investment Advisors to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between JPMorgan Investment Advisors and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by JPMorgan Investment Advisors and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that JPMorgan Investment Advisors and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Funds are the JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund, the JPMorgan Government Bond Fund and the JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund) and the Reduced Rates on various classes of those Funds were implemented September 27, 2004.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the

58   JPMORGAN MONEY MARKET FUNDS

shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMorgan Investment Advisors that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMorgan Investment Advisors and its affiliates, as applicable. The affected Funds offered in this prospectus are not subject to a Reduced Rate.

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan Prime Money Market Fund	Premier	0.45%	0.48%
JPMorgan Liquid Assets Money Market Fund	Premier	0.45	0.49
JPMorgan U.S. Government Money Market Fund	Premier	0.45	0.48
JPMorgan U.S. Treasury Plus Money Market Fund	Premier	0.45	0.4 8
JPMorgan 100% U.S. Treasury Securities Money Market Fund	Premier	0.45	0.4 8
JPMorgan Municipal Money Market Fund	Premier	0.45	0.48
JPMorgan Michigan Municipal Money Market Fund	Premier	0.45	0.5 2
JPMorgan Ohio Municipal Money Market Fund	Premier	0.45	0.5 5

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On July 1, 200 7 , you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMorgan Investment Advisors and its affiliates; and the Gross Expense Ratios thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

JULY 1, 2007   59

Legal Proceedings and Additional Fee and Expense Information
Affecting the JPMTII Funds and Former One Group Mutual Funds (continued)

Your actual costs may be higher or lower than those shown.

JPMorgan Prime Money Market Fund

	Premier Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$46	5.00%	4.55%	4.55%
June 30, 2009	51	10.25	9.28	4.52
June 30, 2010	54	15.76	14.21	4.52
June 30, 2011	56	21.55	19.38	4.52
June 30, 2012	59	27.63	24.77	4.52
June 30, 2013	61	34.01	30.41	4.52
June 30, 2014	64	40.71	36.31	4.52
June 30, 2015	67	47.75	42.47	4.52
June 30, 2016	70	55.13	48.91	4.52
June 30, 2017	73	62.89	55.64	4.52

JPMorgan Liquid Assets Money Market Fund

	Premier Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$46	5.00%	4.55%	4.55%
June 30, 2009	52	10.25	9.27	4.51
June 30, 2010	55	15.76	14.19	4.51
June 30, 2011	57	21.55	19.34	4.51
June 30, 2012	60	27.63	24.73	4.51
June 30, 2013	62	34.01	30.35	4.51
June 30, 2014	65	40.71	36.23	4.51
June 30, 2015	68	47.75	42.37	4.51
June 30, 2016	71	55.13	48.79	4.51
June 30, 2017	75	62.89	55.51	4.51

JPMorgan U.S. Government Money Market Fund

	Premier Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$46	5.00%	4.55%	4.55%
June 30, 2009	51	10.25	9.28	4.52
June 30, 2010	54	15.76	14.21	4.52
June 30, 2011	56	21.55	19.38	4.52
June 30, 2012	59	27.63	24.77	4.52
June 30, 2013	61	34.01	30.41	4.52
June 30, 2014	64	40.71	36.31	4.52
June 30, 2015	67	47.75	42.47	4.52
June 30, 2016	70	55.13	48.91	4.52
June 30, 2017	73	62.89	55.64	4.52

60   JPMORGAN MONEY MARKET FUNDS

JPMorgan U.S. Treasury Plus Money Market Fund

	Premier Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$46	5.00%	4.55%	4.55%
June 30, 2009	51	10.25	9.28	4.52
June 30, 2010	54	15.76	14.21	4.52
June 30, 2011	56	21.55	19.38	4.52
June 30, 2012	59	27.63	24.77	4.52
June 30, 2013	61	34.01	30.41	4.52
June 30, 2014	64	40.71	36.31	4.52
June 30, 2015	67	47.75	42.47	4.52
June 30, 2016	70	55.13	48.91	4.52
June 30, 2017	73	62.89	55.64	4.52

JPMorgan 100% U.S. Treasury Securities Money Market Fund

	Premier Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$46	5.00%	4.55%	4.55%
June 30, 2009	51	10.25	9.28	4.52
June 30, 2010	54	15.76	14.21	4.52
June 30, 2011	56	21.55	19.38	4.52
June 30, 2012	59	27.63	24.77	4.52
June 30, 2013	61	34.01	30.41	4.52
June 30, 2014	64	40.71	36.31	4.52
June 30, 2015	67	47.75	42.47	4.52
June 30, 2016	70	55.13	48.91	4.52
June 30, 2017	73	62.89	55.64	4.52

JPMorgan Municipal Money Market Fund

	Premier Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$46	5.00%	4.55%	4.55%
June 30, 2009	51	10.25	9.28	4.52
June 30, 2010	54	15.76	14.21	4.52
June 30, 2011	56	21.55	19.38	4.52
June 30, 2012	59	27.63	24.77	4.52
June 30, 2013	61	34.01	30.41	4.52
June 30, 2014	64	40.71	36.31	4.52
June 30, 2015	67	47.75	42.47	4.52
June 30, 2016	70	55.13	48.91	4.52
June 30, 2017	73	62.89	55.64	4.52

JULY 1, 2007   61

Legal Proceedings and Additional Fee and Expense Information
Affecting the JPMTII Funds and Former One Group Mutual Funds (continued)

JPMorgan Michigan Municipal Money Market Fund

	Premier Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$46	5.00%	4.55%	4.55%
June 30, 2009	56	10.25	9.23	4.48
June 30, 2010	58	15.76	14.13	4.48
June 30, 2011	61	21.55	19.24	4.48
June 30, 2012	63	27.63	24.58	4.48
June 30, 2013	66	34.01	30.16	4.48
June 30, 2014	69	40.71	36.00	4.48
June 30, 2015	72	47.75	42.09	4.48
June 30, 2016	76	55.13	48.45	4.48
June 30, 2017	79	62.89	55.10	4.48

JPMorgan Ohio Municipal Money Market Fund

	Premier Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$46	5.00%	4.55%	4.55%
June 30, 2009	59	10.25	9.20	4.45
June 30, 2010	61	15.76	14.06	4.45
June 30, 2011	64	21.55	19.14	4.45
June 30, 2012	67	27.63	24.44	4.45
June 30, 2013	70	34.01	29.98	4.45
June 30, 2014	73	40.71	35.76	4.45
June 30, 2015	76	47.75	41.80	4.45
June 30, 2016	80	55.13	48.11	4.45
June 30, 2017	83	62.89	54.70	4.45

62   JPMORGAN MONEY MARKET FUNDS

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-766-7722 or writing to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102
1-202-551-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC’s website at http://www.sec.gov.

Investment Company Act File Nos. JPMorgan Trust I 811-21295 JPMorgan Trust II 811-4236

© JPMorgan Chase & Co., 2007 All rights reserved. July 2007.	PR-MMP-707

PROSPECTUS JULY 1, 2007

JPMorgan

Money Market

Funds

Reserve Shares

JPMorgan Prime Money Market Fund
JPMorgan Liquid Assets Money Market Fund
JPMorgan U.S. Government Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund
JPMorgan Federal Money Market Fund
JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan Tax Free Money Market Fund
JPMorgan Municipal Money Market Fund
JPMorgan Michigan Municipal Money Market Fund
JPMorgan New York Municipal Money Market Fund
JPMorgan Ohio Municipal Money Market Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Prime Money Market Fund	1
JPMorgan Liquid Assets Money Market Fund	5
JPMorgan U.S. Government Money Market Fund	10
JPMorgan U.S. Treasury Plus Money Market Fund	1 4
JPMorgan Federal Money Market Fund	1 8
JPMorgan 100% U.S. Treasury Securities Money Market Fund	2 2
JPMorgan Tax Free Money Market Fund	2 6
JPMorgan Municipal Money Market Fund	30
JPMorgan Michigan Municipal Money Market Fund	3 4
JPMorgan New York Municipal Money Market Fund	3 8
JPMorgan Ohio Municipal Money Market Fund	4 2
The Funds’ Management and Administration	4 6
How Your Account Works	4 8
Buying Fund Shares	4 8
Selling Fund Shares	50
Exchanging Fund Shares	5 1
Other Information Concerning the Funds	5 1
Shareholder Information	5 3
Distributions and Taxes	5 3
Shareholder Statements and Reports	5 4
Availability of Proxy Voting Record	5 5
Portfolio Holdings Disclosure	5 5
What the Terms Mean	5 6
Financial Highlights	5 8
Legal Proceedings and Additional Fee and Expense Information Affecting the JPMTII Funds and Former One Group Mutual Funds	6 2
How to Reach Us	Inside b ack cover

JPMorgan Prime Money Market Fund

The Fund’s Objective

The Fund aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital.

The Fund’s Main Investment Strategy

The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars. The Fund principally invests in:

•	high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations

•	debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short- term securities

•	securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

•	asset-backed securities

•	repurchase agreements and reverse repurchase agreements

•	taxable municipal obligations

•	funding agreements issued by banks and highly rated U.S. insurance companies, such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by J.P. Morgan Investment Management Inc. (JPMIM), the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund will concentrate its investments in the banking industry. Therefore, under normal conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the banking industry. The Fund may, however, invest less than 25% of its total assets in this industry if warranted due to adverse economic conditions and if investing less than 25% appears to be in the best interest of shareholders.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

JULY 1, 2007   1

JPMorgan Prime Money Market Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Credit Risk.   There is a risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation, and as a result the value of your investment could decline. The price and liquidity of a security can also be adversely affected as credit status deteriorates and the probability of default rises. The Fund minimizes credit risk by investing only in high-quality obligations and limiting the maturity of its investments.

Prepayment Risk.  The issuers of mortgage-backed and asset-backed securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When obligations are prepaid, the Fund may have to reinvest in securities with lower yields. In addition, the Fund may fail to recover additional amounts paid for securities with higher interest rates, resulting in an unexpected capital loss.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Concentration Risk.  Because the Fund will invest a significant portion of its assets in securities of companies in the banking industry, developments affecting the banking industry will have a disproportionate impact on the Fund. These risks generally include interest rate risk, credit risk and risk associated with regulatory changes in the banking industry. The profitability of banks depends largely on the availability and cost of funds, which can change depending on economic conditions.

Foreign Securities Risk.  Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability and may be subject to higher transaction costs and delayed settlement. There may also be less public information available about such securities.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk   If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	want an investment that strives to preserve capital

•	want regular income from a high quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

2   JPMORGAN MONEY MARKET FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Reserve Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800- 766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS1,2

Best Quarter	4th quarter, 2000	1.45%	Worst Quarter	3rd quarter, 2003	0.11%
4th quarter, 2003
1st quarter, 2004
2nd quarter, 2004

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for Reserve Shares prior to their inception on 7/31/00 is based on the performance of the Fund’s Morgan Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The performance for the period before Morgan Shares were launched on 10/1/98 is based on the performance of Class B Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. During th ese periods, the actual returns of Reserve Shares would have been different than shown because Reserve Shares have different expenses than Morgan Shares and Class B Shares.

The Fund’s year-to-date total return as of 3/31/0 7 was 1 . 16%.

JULY 1, 2007   3

JPMorgan Prime Money Market Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
RESERVE SHARES[1]	4.43	1.90	3.29

1	Historical performance for the period before Reserve Shares were launched on 7/31/00 is based on the performance of the Fund’s Morgan Shares , which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The performance for the period before Morgan Shares were launched on 10/1/98 is based on the performance of Class B Shares of the F und, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. During these periods, the actual returns of the Reserve Shares would have been different than shown because Reserve Shares have different expenses than Morgan Shares and Class B Shares.

Investor Expenses for Reserve Shares

The expenses of the Reserve Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Reserve Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.25
Shareholder Service Fees	0.30
Other Expenses[1]	0.10
Total Annual Operating Expenses	0.73
Fee Waiver and Expense Reimbursements[2]	(0.03)
Net Expenses[2]	0.70

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Reserve Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.70% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Reserve Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Reserve Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
72	230	403	904

4   JPMORGAN MONEY MARKET FUNDS

JPMorgan Liquid Assets Money Market Fund

The Fund’s Objective

The Fund seeks current income with liquidity and stability of principal.

The Fund’s Main Investment Strategy

The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars. The Fund principally invests in:

•	high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations

•	debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities

•	securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

•	asset-backed securities

•	repurchase agreements and reverse repurchase agreements

•	taxable municipal obligations

•	funding agreements issued by banks and highly rated U.S. insurance companies, such as GICs and BICs.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMorgan Investment Advisors Inc. (JPMIA), the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund will concentrate its investments in the financial services industry, including asset-backed commercial paper programs. Therefore, under normal conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the financial services industry, which includes banks, broker-dealers, finance companies and other issuers of asset-backed securities. The Fund may, however, invest less than 25% of its total assets in this industry if warranted due to adverse economic conditions and if investing less than 25% appears to be in the best interest of shareholders.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33-1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. government or its agencies and instrumentalities or by cash.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

JULY 1, 2007   5

JPMorgan Liquid Assets Money Market Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Credit Risk.   There is a risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation, and as a result the value of your investment could decline. The price and liquidity of a security can also be adversely affected as credit status deteriorates and the probability of default rises. The Fund minimizes credit risk by investing only in high-quality obligations and limiting the maturity of its investments.

Prepayment Risk.  The issuers of mortgage-backed and asset-backed securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When obligations are prepaid, the Fund may have to reinvest in securities with lower yields. In addition, the Fund may fail to recover additional amounts paid for securities with higher interest rates, resulting in an unexpected capital loss.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Securities Lending Risk.  The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

•	JPMIA maintains a list of approved borrowers, which it believes to present low credit risk;

•	The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest;

•	The lending agent indemnifies the Fund against borrower default;

•	JPMIA’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses; and

•	Upon recall, the borrower must return the securities loaned within the normal settlement period.

Concentration Risk.  Because the Fund will invest a significant portion of its assets in securities of companies in the financial services industry, developments affecting the financial services industry will have a disproportionate impact on the Fund. These risks generally include interest rate risk, credit risk and risk associated with regulatory changes in the financial services industry. In addition, financial services companies are highly dependent on the supply of short-term financing.

Foreign Securities Risk.  Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability and may be subject to higher transaction costs and delayed settlement. There may also be less public information available about such securities.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.   If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

6   JPMORGAN MONEY MARKET FUNDS

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	want an investment that strives to preserve capital

•	want regular income from a high quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

JULY 1, 2007   7

JPMorgan Liquid Assets Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Reserve Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800- 766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2000	1.50%	Worst Quarter	1st quarter, 2004	0.10%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 7 was 1 . 16%.

8   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
RESERVE SHARES	4.41	1.88	3.35

Investor Expenses for Reserve Shares

The expenses of the Reserve Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Reserve Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.25
Shareholder Service Fees	0.30
Other Expenses[1]	0.11
Total Annual Operating Expenses	0.74
Fee Waiver and Expense Reimbursements[2]	(0.04)
Net Expenses[2]	0.70

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMI A, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Reserve Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.70% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Reserve Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Reserve Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
72	233	408	915

JULY 1, 2007   9

JPMorgan U.S. Government Money Market Fund

The Fund’s Objective

The Fund seeks high current income with liquidity and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests its assets exclusively in:

•	debt securities issued or guaranteed by the U.S. government, or by U.S. government agencies or instrumentalities

•	repurchase agreements fully collateralized by U.S. Treasury and U.S. government securities.

If the Fund decides to invest in other types of securities, shareholders will be given 60 days advance notice.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33-1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. government or its agencies and instrumentalities or by cash.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Prepayment Risk.  The issuers of mortgage-backed and asset-backed securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When obligations are prepaid, the Fund may have to reinvest in securities with lower yields. In addition, the Fund may fail to recover additional amounts paid for securities with higher interest rates, resulting in an unexpected capital loss.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By

10   JPMORGAN MONEY MARKET FUNDS

contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Securities Lending Risk.  The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

•	JPMIA maintains a list of approved borrowers, which it believes to present low credit risk;

•	The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest;

•	The lending agent indemnifies the Fund against borrower default;

•	JPMIA’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses; and

•	Upon recall, the borrower must return the securities loaned within the normal settlement period.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.   If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	want an investment that strives to preserve capital

•	want regular income from a high quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

JULY 1, 2007   11

JPMorgan U.S. Government Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Reserve S hares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800- 766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS1,2

Best Quarter	3rd quarter, 2000	1. 52%	Worst Quarter	2nd quarter, 2004	0. 11%

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for Reserve Shares prior to their inception on 2/19/05 is based on the performance of the Fund’s Capital Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. Prior class performance for the Capital Shares has been adjusted to refl ect differences in expenses between classes.

The Fund’s year-to-date total return as of 3/31/0 7 was 1. 14%.

12   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
RESERVE SHARES[1]	4.39	1.88	3.32

1	Historical performance shown for Reserve Shares prior to their inception on 2/19/05 is based on the performance of the Fund’s Capital Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. Prior class performance for the Capital Shares has been adjusted to reflect differences in expenses between classes.

Investor Expenses for Reserve Shares

The expenses of the Reserve Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Reserve Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.25
Shareholder Service Fees	0.30
Other Expenses[1]	0.10
Total Annual Operating Expenses	0.73
Fee Waiver and Expense Reimbursements[2]	(0.03)
Net Expenses[2]	0.70

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMI A, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Reserve Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.70% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Reserve Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Reserve Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
72	230	403	904

JULY 1, 2007   13

JPMorgan U.S. Treasury Plus Money Market Fund

The Fund’s Objective

The Fund seeks current income with liquidity and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests its assets exclusively in:

•	obligations of the U.S. Treasury, including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury

•	repurchase agreements fully collateralized by U.S. Treasury securities.

The debt securities described above carry different interest rates, maturities and issue dates.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 6 0 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities and issue dates.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk   If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

14   JPMORGAN MONEY MARKET FUNDS

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	want an investment that strives to preserve capital

•	want regular income from a high quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

JULY 1, 2007   15

JPMorgan U.S. Treasury Plus Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Reserve Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800- 766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2000	1.45%	Worst Quarter	4th quarter, 2003	0.07%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 7 was 1 . 14%.

16   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
RESERVE SHARES	4.33	1.77	3.15

Investor Expenses for Reserve Shares

The expenses of the Reserve Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Reserve Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.25
Shareholder Service Fees	0.30
Other Expenses[1]	0.10
Total Annual Operating Expenses	0.73
Fee Waiver and Expense Reimbursements[2]	(0.03)
Net Expenses[2]	0.70

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMI A, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Reserve Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.70% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Reserve Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Reserve Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
72	230	403	904

JULY 1, 2007   17

JPMorgan Federal Money Market Fund

The Fund’s Objective

The Fund aims to provide current income while still preserving capital and maintaining liquidity.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests its assets exclusively in:

•	obligations of the U.S. Treasury, including Treasury bills, bonds and notes

•	debt securities that certain U.S. government agencies or instrumentalities have either issued or guaranteed as to principal and interest.

The interest on these securities is generally exempt from state and local income taxes.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured by or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Prepayment Risk.  The issuers of mortgage-backed and asset-backed securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When obligations are prepaid, the Fund may have to reinvest in securities with lower yields. In addition, the Fund may fail to recover additional amounts paid for securities with higher interest rates, resulting in an unexpected capital loss.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By

18   JPMORGAN MONEY MARKET FUNDS

contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.   If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	want an investment that strives to preserve capital

•	want regular income from a high quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

JULY 1, 2007   19

JPMorgan Federal Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s s hares. The bar chart shows how the performance of the Fund’s Reserve S hares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800- 766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS1,2

Best Quarter	4th quarter, 2000	1.47%	Worst Quarter	1st quarter, 2004	0.08%

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for Reserve Shares prior to 1 / 1/0 6 is based on the performance of the Fund’s Morgan Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. During this period, the actual returns of Reserve Shares would have been lower than shown because Reserve Shares have higher expenses than Morgan Shares.

The Fund’s year-to-date total return as of 3/31/0 7 was 1 . 1 3%.

20   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
RESERVE SHARES[1]	4.35	1.82	3.26

1	The performance in the table for the period before Reserve Shares were launched on 2/19/05 is based on the Fund’s Morgan Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. During this period, the actual returns of Reserve Shares would have been lower than shown because Reserve Shares have higher expenses than Morgan Shares.

Investor Expenses for Reserve Shares

The expenses of the Reserve Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Reserve Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.25
Shareholder Service Fees	0.30
Other Expenses[1]	0.10
Total Annual Operating Expenses	0.73
Fee Waiver and Expense Reimbursements[2]	(0.03)
Net Expenses[2]	0.70

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Reserve Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.70% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Reserve Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Reserve Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
72	230	403	904

JULY 1, 2007   21

JPMorgan 100% U.S. Treasury Securities Money Market Fund

The Fund’s Objective

The Fund aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal.

The Fund’s Main Investment Strategy

The Fund invests its assets exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes.

These investments carry different interest rates, maturities and issue dates. The interest on these securities is generally exempt from state and local income taxes. The Fund does not buy securities issued or guaranteed by agencies of the U.S. government.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund will only buy securities that present minimal credit risk.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33-1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Treasury or , in other limited instances, by cash.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities and issue dates.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Securities Lending Risk.  The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The risk of securities lending is reduced, however, by the following policies:

•	JPMIM maintains a list of approved borrowers, which it believes to present low credit risk;

•	The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest;

•	The lending agent indemnifies the Fund against borrower default; and

•	Upon recall, the borrower must return the securities loaned within the normal settlement period.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

22   JPMORGAN MONEY MARKET FUNDS

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.   If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	want an investment that strives to preserve capital

•	want regular income from a high-quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

JULY 1, 2007   23

JPMorgan 100% U.S. Treasury Securities Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Reserve S hares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800- 766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS1,2

Best Quarter	4th quarter, 2000	1.46%	Worst Quarter	4th quarter, 2003	0.10%
1st quarter, 2004
2nd quarter, 2004

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for Reserve Shares prior to 1 / 1/0 6 is based on the performance of the Fund’s Morgan Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. During this period, the actual returns of Reserve Shares would have been lower than shown because Reserve Shares have higher expenses than Morgan Shares.

The Fund’s year-to-date total return as of 3/31/0 7 was 1 . 0 9%.

24   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
RESERVE SHARES[1]	4.12	1.76	3.17

1	The performance in the table for the period before Reserve Shares were launched on 2/19/05 is based on the Fund’s Morgan Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. During this period, the actual returns of Reserve Shares would have been lower than shown because Reserve Shares have higher expenses than Morgan Shares.

Investor Expenses for Reserve Shares

The expenses of the Reserve Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Reserve Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.25
Shareholder Service Fees	0.30
Other Expenses[1]	0.09
Total Annual Operating Expenses	0.72
Fee Waivers and Expense Reimbursements[2]	(0.02)
Net Expenses[2]	0.70

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Reserve Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.70% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Reserve Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Reserve Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
72	228	399	893

JULY 1, 2007   25

JPMorgan Tax Free Money Market Fund

The Fund’s Objective

The Fund aims to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund will try to invest its assets exclusively in municipal obligations, the interest on which is excluded from federal income taxes. As a fundamental policy, the Fund will invest at least 80% of the value of its Assets in municipal obligations. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes.

Municipal obligations are securities that:

•	are issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, agencies and other groups with authority to act for the municipalities; and

•	are short-term money market instruments such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

The Fund will only purchase municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax.

The remaining 20% of the Fund’s Assets may be invested in securities subject to federal income tax or the federal alternative minimum tax. The Fund may exceed this 20% limit for temporary defensive purposes.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMIM, the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

26   JPMORGAN MONEY MARKET FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Municipal Obligations Risk.  Municipal obligations are subject to the following risks:

•	Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

•	Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

•	Since some municipal obligations may be secured or guaranteed by banks or other financial institutions, the risk to the Fund could increase if the credit quality of the financial institution providing the backing declines or the banking or financial sector suffers an economic downturn. In addition, to the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs and possible delayed settlement.

Tax Risk.  The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax. Consult your tax professional for more information.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.   If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective and may produce taxable income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	are looking for income that is not taxable

•	want an investment that strives to preserve capital

•	want regular income from a high quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

•	are investing through a tax-deferred account, such as an IRA

JULY 1, 2007   27

JPMorgan Tax Free Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s s hares. The bar chart shows how the performance of the Fund’s Reserve S hares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800- 766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	4th quarter, 2000	0.96%	Worst Quarter	3rd quarter, 2003	0.09%

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for Reserve Shares prior to 1 / 1/0 6 is based on the performance of the Fund’s Morgan Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. During this period, the actual returns of Reserve Shares would have been lower than shown because Reserve Shares have higher expenses than Morgan Shares.

The Fund’s year-to-date total return as of 3/31/0 7 was 0. 7 2%.

28   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
RESERVE SHARES[1]	2.77	1.34	2.16

1	The performance in the table for the period before Reserve Shares were launched on 2/19/05 is based on the Fund’s Morgan Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. During this period, the actual returns of Reserve Shares would have been lower than shown because Reserve Shares have higher expenses than Morgan Shares.

Investor Expenses for Reserve Shares

The expenses of the Reserve Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Reserve Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.25
Shareholder Service Fees	0.30
Other Expenses[1]	0.09
Total Annual Operating Expenses	0.72
Fee Waivers and Expense Reimbursements[2]	(0.02)
Net Expenses[2]	0.70

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Reserve Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.70% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Reserve Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Reserve Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
72	228	399	893

JULY 1, 2007   29

JPMorgan Municipal Money Market Fund

The Fund’s Objective

The Fund seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests primarily in municipal obligations, the interest on which is excluded from federal income taxes. As a fundamental policy, the Fund will invest at least 80% of its net assets in such municipal securities. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

Municipal obligations are securities that:

•	are issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, agencies and other groups with authority to act for the municipalities; and

•	are short-term money market instruments such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

The Fund will only purchase municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax.

The Fund may invest up to all of its assets in municipal obligations that produce income subject to the federal alternative minimum tax.

Up to 20% of the Fund’s remaining assets may be invested in securities subject to federal income tax, such as taxable money market instruments or repurchase agreements.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMIA, the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

30   JPMORGAN MONEY MARKET FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Municipal Obligations Risk.  Municipal obligations are subject to the following risks:

•	Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

•	Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

•	Since some municipal obligations may be secured or guaranteed by banks or other financial institutions, the risk to the Fund could increase if the credit quality of the financial institution providing the backing declines or the banking or financial sector suffers an economic downturn. In addition, to the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs and possible delayed settlement.

Tax Risk.  The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax. Consult your tax professional for more information.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.   If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective and may produce taxable income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	are looking for income that is not taxable

•	want an investment that strives to preserve capital

•	want regular income from a high quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

•	are investing through a tax-deferred account, such as an IRA

JULY 1, 2007   31

JPMorgan Municipal Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Reserve Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800- 766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2000	0.93%	Worst Quarter	3rd quarter, 2003	0.07%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 7 was 0. 73%.

32   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
RESERVE SHARES	2.81	1.30	2.07

Investor Expenses for Reserve Shares

The expenses of the Reserve Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Reserve Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.25
Shareholder Service Fees	0.30
Other Expenses[1]	0.10
Total Annual Operating Expenses	0.73
Fee Waivers and Expense Reimbursements[2]	(0.03)
Net Expenses[2]	0.70

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMI A, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Reserve Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.70% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Reserve Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Reserve Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
72	230	403	904

JULY 1, 2007   33

JPMorgan Michigan Municipal Money Market Fund

The Fund’s Objective

The Fund seeks as high a level of current interest income exempt from federal income tax and Michigan personal income tax as is consistent with capital preservation and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests primarily in municipal obligations, the income from which is exempt from both federal income tax and Michigan personal income tax. As a fundamental policy, the Fund will invest at least 80% of its Assets in such municipal securities. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes.

Municipal obligations in which the Fund may invest are securities that:

•	are issued by the State of Michigan, its political subdivisions, authorities, and agencies, as well as by Puerto Rico, other U.S. territories and their political subdivisions; and

•	are short-term money market instruments, such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

The Fund will only purchase municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax and Michigan personal income tax.

The Fund may invest up to all of its assets in municipal obligations that produce income subject to the federal alternative minimum tax.

Up to 20% of the Fund’s remaining assets may be invested in non-Michigan municipal obligations, which may produce interest exempt only from federal income tax, or in securities subject to federal income tax, such as taxable money market instruments or repurchase agreements. For temporary defensive purposes, the Fund has the ability to invest up to all of its assets in non-Michigan municipal obligations that produce income that may be subject to the federal alternative minimum tax.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMIA, the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

34   JPMORGAN MONEY MARKET FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Risk of Michigan Obligations.  The Fund will be particularly susceptible to difficulties affecting Michigan and its municipalities.

Municipal Obligations Risk.  Municipal obligations are subject to the following risks:

•	Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

•	Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

•	Since some municipal obligations may be secured or guaranteed by banks or other financial institutions, the risk to the Fund could increase if the credit quality of the financial institution providing the backing declines or the banking or financial sector suffers an economic downturn. In addition, to the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs and possible delayed settlement.

Diversification Risk.  As a single state money market fund, the Fund is less diversified than other money market funds. This is because a single state fund is allowed by SEC rules to invest a significantly greater portion of its assets in one issuer. Because of these rules and the relatively small number of issuers of a particular state’s municipal securities, the Fund’s performance is more affected by the success of one or a few issuers than is the performance of a more diversified fund.

Tax Risk.  The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax or Michigan personal income taxes. Consult your tax professional for more information.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.   If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective and may produce taxable income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	are looking for income that is not taxable by the United States and by the State of Michigan

•	want an investment that strives to preserve capital

•	want regular income from a high quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

•	are investing through a tax-deferred account, such as an IRA

JULY 1, 2007   35

JPMorgan Michigan Municipal Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Reserve Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800- 766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	4th quarter, 2000	0.92%	Worst Quarter	3rd quarter, 2003	0.05%

1	The Fund’s fiscal year end is the last day of February.

2	Performance data includes the performance of the Pegasus Michigan Municipal Money Market Fund for the period before it was consolidated with the Fund on 3/22/99.

The Fund’s year-to-date total return as of 3/31/0 7 was 0. 73%.

36   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
RESERVE SHARES[1]	2.82	1.26	2.02

1	Performance data includes the performance of the Pegasus Michigan Municipal Money Market Fund for the period before it was consolidated with the Fund on 3/22/99.

Investor Expenses for Reserve Shares

The expenses of the Reserve Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Reserve Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.25
Shareholder Service Fees	0.30
Other Expenses[1]	0.15
Total Annual Operating Expenses	0.78
Fee Waivers and Expense Reimbursements[2]	(0.08)
Net Expenses[2]	0.70

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMI A, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Reserve Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.70% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Reserve Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Reserve Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
72	241	425	95 9

JULY 1, 2007   37

JPMorgan New York Municipal Money Market Fund

The Fund’s Objective

The Fund aims to provide the highest possible level of current income which is excluded from gross income and exempt from New York State and New York City personal income taxes, while still preserving capital and maintaining liquidity.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests primarily in municipal obligations, the interest on which is excluded from gross income for federal income tax purposes, exempt from New York State and New York City personal income taxes and is not subject to the federal alternative minimum tax on individuals . As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in such municipal obligations. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes.

Municipal obligations in which the Fund may invest are securities that:

•	are issued by the State of New York, its political subdivisions, authorities, and agencies, as well as by Puerto Rico, other U.S. territories and their political subdivisions; and

•	are short-term money market instruments such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

The Fund will only purchase municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax.

The remaining 20% of Assets may be invested in securities paying interest which is subject to federal income tax, New York State and New York City personal income taxes or the federal alternative minimum tax. The Fund may exceed this limit for temporary defensive purposes. For example, when suitable municipal obligations are unavailable, the Fund may buy municipal obligations from other states. These would generally be subject to New York State and New York City personal income taxes.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMIM, the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

38   JPMORGAN MONEY MARKET FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Risk of New York Obligations.  The Fund will be particularly susceptible to difficulties affecting New York State and its municipalities.

Municipal Obligations Risk.  Municipal obligations are subject to the following risks:

•	Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

•	Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

•	Since some municipal obligations may be secured or guaranteed by banks or other financial institutions, the risk to the Fund could increase if the credit quality of the financial institution providing the backing declines or the banking or financial sector suffers an economic downturn. In addition, to the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs and possible delayed settlement.

Diversification Risk.  As a single state money market fund, the Fund is less diversified than other money market funds. This is because a single state fund is allowed by SEC rules to invest a significantly greater portion of its assets in one issuer. Because of these rules and the relatively small number of issuers of a particular state’s municipal securities, the Fund’s performance is more affected by the success of one or a few issuers than is the performance of a more diversified fund.

Tax Risk.  The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax, or New York State or New York City personal income taxes. Consult your tax professional for more information.

Concentration Risk.  The Fund may invest more than 25% of its total assets in securities which rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments which affect those projects.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.   If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective and may produce taxable income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	are looking for income that is not taxable by the United States, by the State of New York and by New York City

•	want an investment that strives to preserve capital

•	want regular income from a high quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

•	are investing through a tax-deferred account, such as an IRA

JULY 1, 2007   39

JPMorgan New York Municipal Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Reserve Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800- 766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	2nd quarter, 2000	0.91%	Worst Quarter	3rd quarter, 2003	0.04%

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for Reserve Shares prior to their inception on 7/31/00 is based on the performance of the Fund’s Morgan Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. During this period, the actual returns of Reserve Shares would have been lower than shown because Reserve Shares have higher expenses than Morgan Shares.

The Fund’s year-to-date total return as of 3/31/0 7 was 0. 72%.

40   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ending December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
RESERVE SHARES[1]	2.77	1.22	2.02

1	The performance in the table for the period before Reserve Shares were launched on 7/31/00 is based on the performance of the Fund’s Morgan Shares , which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. During this period, the actual returns of Reserve Shares would have been lower than shown because Reserve Shares have higher expenses than Morgan Shares.

Investor Expenses for Reserve Shares

The expenses of the Reserve Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Reserve Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.25
Shareholder Service Fees	0.30
Other Expenses[1]	0.12
Total Annual Operating Expenses	0.75
Fee Waivers and Expense Reimbursements[2]	(0.05)
Net Expenses[2]	0.70

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the A dministrator and the D istributor have contractually agreed to waive fees and/ or reimburse expenses to the extent total annual operating expenses of the Reserve Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.70% of its average daily net assets through 6/30/0 8 .

Example

The example below is intended to help you compare the cost of investing in the Reserve Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Reserve Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
72	235	412	926

JULY 1, 2007   41

JPMorgan Ohio Municipal Money Market Fund

The Fund’s Objective

The Fund seeks as high a level of current interest income exempt from federal income tax and Ohio personal income tax as is consistent with capital preservation and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests primarily in municipal obligations, the income from which is exempt from both federal income tax and Ohio personal income tax. As a fundamental policy, the Fund will invest at least 80% of its Assets in such municipal securities. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes.

Municipal obligations in which the Fund may invest are securities that:

•	are issued by the State of Ohio, its political subdivisions, authorities, and agencies, as well as by Puerto Rico, other U.S. territories and their political subdivisions; and

•	are short-term money market instruments, such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

The Fund will only purchase municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax and Ohio personal income tax.

The Fund may invest up to all of its assets in municipal obligations that produce income subject to the federal alternative minimum tax.

Up to 20% of the Fund’s remaining assets may be invested in non-Ohio municipal obligations, which may produce interest exempt only from federal income tax, or in securities subject to federal income tax, such as taxable money market instruments or repurchase agreements. For temporary defensive purposes, the Fund has the ability to invest up to all of its assets in non-Ohio municipal obligations that produce income that may be subject to the federal alternative minimum tax.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMIA, the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

42   JPMORGAN MONEY MARKET FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Risk of Ohio Obligations.  The Fund will be particularly susceptible to difficulties affecting Ohio and its municipalities.

Municipal Obligations Risk.  Municipal obligations are subject to the following risks:

•	Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

•	Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

•	Since some municipal obligations may be secured or guaranteed by banks or other financial institutions, the risk to the Fund could increase if the credit quality of the financial institution providing the backing declines or the banking or financial sector suffers an economic downturn. In addition, to the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs and possible delayed settlement.

Diversification Risk.  As a single state money market fund, the Fund is less diversified than other money market funds. This is because a single state fund is allowed by SEC rules to invest a significantly greater portion of its assets in one issuer. Because of these rules and the relatively small number of issuers of a particular state’s municipal securities, the Fund’s performance is more affected by the success of one or a few issuers than is the performance of a more diversified fund.

Tax Risk.  The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax, or Ohio personal income taxes. Consult your tax professional for more information.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk.   If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective and may produce taxable income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	are looking for income that is not taxable by the United States and by the State of Ohio

•	want an investment that strives to preserve capital

•	want regular income from a high quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

•	are investing through a tax-deferred account, such as an IRA

JULY 1, 2007   43

JPMorgan Ohio Municipal Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Reserve Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800- 766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2000	0.91%	Worst Quarter	3rd quarter, 2003	0.05%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 7 was 0. 73%.

44   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
RESERVE SHARES	2.79	1.25	2.04

Investor Expenses for Reserve Shares

The expenses of the Reserve Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Reserve Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.25
Shareholder Service Fees	0.30
Other Expenses[1]	0.17
Total Annual Operating Expenses	0.80
Fee Waivers and Expense Reimbursements[2]	(0.10)
Net Expenses[2]	0.70

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMI A, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Reserve Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.70% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Reserve Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Reserve Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
72	245	434	980

JULY 1, 2007   45

The Funds’ Management and Administration

The following Funds are series of JPMorgan Trust I (JPMTI), a Delaware statutory trust:

•	Prime Money Market Fund

•	Federal Money Market Fund

•	100% U.S. Treasury Securities Money Market Fund

•	Tax Free Money Market Fund

•	New York Municipal Money Market Fund

Collectively, these are the JPMTI Funds.

The following Funds are series of JPMorgan Trust II (JPMTII), a Delaware statutory trust:

•	Liquid Assets Money Market Fund

•	U.S. Government Money Market Fund

•	U.S. Treasury Plus Money Market Fund

•	Municipal Money Market Fund

•	Michigan Municipal Money Market Fund

•	Ohio Municipal Money Market Fund

Collectively, these are the JPMTII Funds.

The trustees of each trust are responsible for overseeing all business activities.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800- 766-7722 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary (as described below) who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Advisers

J.P. Morgan Investment Management Inc. ( JPMIM ) and J P Morgan Investment Advisors Inc. ( JPMIA ) each acts as investment adviser to several of the Funds and each makes day-to-day investment decisions for the Funds which it advises. JPMIM is the investment adviser to the JPMTI Funds, and JPMIA is the investment adviser to the JPMTII Funds.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMI M is located at 245 Park A venue, New York, N Y 10167. JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMIA is located at 1111 Polaris Parkway, Columbus, OH 43240.

During the most recent fiscal period ended 2/28/0 7 , JPMIM or JPMIA were paid management fees (net of waivers, if any), as shown below, as a percentage of average daily net assets:

Prime Money Market Fund	0.08%
Liquid Assets Money Market Fund	0.08
U.S. Government Money Market Fund	0.08
U.S. Treasury Plus Money Market Fund	0.08
Federal Money Market Fund	0.08
100% U.S. Treasury Securities Money Market Fund	0.08
Tax Free Money Market Fund	0.08
Municipal Money Market Fund	0.08
Michigan Municipal Money Market Fund	0.08
New York Municipal Money Market Fund	0.08
Ohio Municipal Money Market Fund	0.08

A discussion of the basis the Boards of Trustees of JPMTI and JPMTII used in reapproving the investment advisory agreement for the Funds is available in the shareholder report s for the period ended August 31, 200 6.

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.10% of the first $100 billion of average daily net assets of all money market funds in the JPMorgan Funds Complex and 0.05% of average daily net assets over $100 billion.

The Funds’ Shareholder Servicing Agent

JPMTI and JPMTII, on behalf of the Funds, have entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.30% of the average daily net assets of Reserve Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.30% annual fee

46   JPMORGAN MONEY MARKET FUNDS

to such entities for performing shareholder and administrative services. The amount payable for “service fees” (as defined by the NASD) does not exceed 0.25% of the average annual net assets attributable to the Reserve Shares of each Fund.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM, JPMIA and the Administrator.

Each of the Funds has adopted a Rule 12b-1 distribution plan under which they pay annual distribution fees of up to 0.25% of the average daily net assets attributable to Reserve Shares.

Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to the amount of actual expenses incurred.

Because Rule 12b-1 expenses are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

Additional Compensation to Financial Intermediaries

JPMIM, JPMIA, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also , at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor. These additional cash payments are payments over and above the Rule 12b-1 fees and shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM, JPMIA and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

JULY 1, 2007   47

How Your Account Works

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Reserve Shares of these Funds.

The price you pay for your shares is the net asset value (NAV) per share of the class. NAV is the value of everything a class of a Fund owns, minus everything the class owes, divided by the number of shares of that class held by investors. The Funds seek to maintain a stable NAV per share of $1.00. Each Fund uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The NAV of each class of shares is generally calculated as of the cut-off time each day the Funds are accepting orders. You will pay the next NAV per share calculated after the JPMorgan Institutional Funds Service Center accepts your order.

Reserve Shares may be purchased by Financial Intermediaries (see below) that are paid to assist investors in establishing accounts, executing transactions and monitoring their investment.

You may purchase Fund shares through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Funds, including investment minimum requirements, which may be the same as or differ ent from the requirements for investors purchasing directly from the Funds. You may also purchase shares directly from JPMorgan Institutional Funds Service Center .

Shares are available on any business day that the Federal Reserve Bank of New York (Federal Reserve) is open. In addition to weekends, the Federal Reserve is closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. A Fund may close when the Federal Reserve is open and the New York Stock Exchange (NYSE) is closed, such as Good Friday. On any business day when the Securities Industry and Financial Markets Association (SIFMA) recommends that the securities markets close trading early, a Fund may close trading early.

On occasion, the NYSE closes before 4:00 p.m. Eastern Time (ET). When the NYSE closes early , purchase orders accepted by the Fund after the NYSE closes will be effective the following business day. Each Fund, however, may elect to remain open following an early close of the NYSE. If your purchase order is accepted by the Fund before the Fund’s close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase orders accepted after a Fund closes will be effective the following business day.

If the Fund accepts your order by the Fund’s cut-off time listed below, we will process your purchase order at that day’s price and you will be entitled to all dividends declared on that day. If the Fund accepts your purchase order after the cut-off time, we will process it at the next day’s price.

Share ownership is electronically recorded; therefore, no certificates will be issued.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders. In addition, your Financial Intermediary may be closed at times when the Fund is open.

Normally, the cut-off time for each Fund is:

Prime Money Market Fund	5:00 P.M.	ET
Liquid Assets Money Market Fund	5:00 P.M.	ET
U.S. Government Money Market Fund	5:00 P.M.	ET
U.S. Treasury Plus Money Market Fund	5:00 P.M.	ET
Federal Money Market Fund	2:00 P.M.	ET
100% U.S. Treasury Securities Money Market Fund	2:00 P.M.	ET
Tax Free Money Market Fund	NOON	ET
Municipal Money Market Fund	NOON	ET
Michigan Municipal Money Market Fund	NOON	ET
New York Municipal Money Market Fund	NOON	ET
Ohio Municipal Money Market Fund	NOON	ET

Th e Fund must receive “federal funds” by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m. ET) on the same business day the purchase order is placed. In the event that an order is placed by the cut-off time specified above but the related wire payment is not received by the Fund by the close of the Federal Reserve wire transfer system that same day, then either your order

48   JPMORGAN MONEY MARKET FUNDS

may not be effective until the next business day on which federal funds are timely received by the Fund, or the Fund reserves the right to cancel your purchase order and you will be liable for any resulting losses or fees incurred by the Fund or the Fund’s transfer agent. If you pay by check before the cut-off time, we will generally process your order the next business day the Fund is open for business.

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

To open an Account, buy or sell shares or get fund information, call:

JPMorgan Institutional Funds Service Center
1-800- 766-7722

Minimum Investments

Reserve Shares are subject to a $10,000,000 minimum investment requirement per Fund. There is no minimum level for subsequent purchases.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k) and 403(b) ) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800- 766-7722 .

General

The JPMorgan money market funds (including the Funds in this prospectus) are intended for short-term investment horizons, and do not monitor for market timers or prohibit short-term trading activity. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Institutional Funds Service Center by check or an Automated Clearing House (ACH) transaction is subject to certain limitations. See “Selling Fund Shares.”

All checks must be made payable to one of the following:

•	JPMorgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800- 766-7722 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Institutional Funds Service Center
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-RESERVE)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

JULY 1, 2007   49

How Your Account Works (continued)

Orders by wire may be canceled if JPMorgan Institutional Funds Service Center does not receive payment by the Fund’s cut-off time on the day that you placed your order. You will be responsible for any expenses and losses to the Funds.

You can buy shares in one of two ways:

Through Your Financial Intermediary

Tell your Financial Intermediary which Funds you want to buy and they will contact us. Your Financial Intermediary may charge you a fee and may offer additional services, such as special purchase and redemption programs, “sweep” programs, cash advances and redemption checks. Some Financial Intermediaries charge a single fee that covers all services.

The Fund must accept your order from your Financial Intermediary by the Fund’s cut-off time in order for us to process your purchase order at that day’s price. Your Financial Intermediary may impose different minimum investments and earlier cut-off times.

Your Financial Intermediary may be paid by JPMDS to assist you in establishing your account, executing transactions and monitoring your investment. Financial Intermediaries may provide the following services in connection with their customers’ investments in the Funds:

•	Acting directly or through an agent, as the sole shareholder of record

•	Maintaining account records for customers

•	Processing orders to purchase, redeem or exchange shares for customers

•	Responding to inquiries from shareholders

•	Assisting customers with investment procedures.

Through the JPMorgan Institutional Funds Service Center
Call 1-800- 766-7722
Or
Complete the Account Application and mail it along with a check for the amount you want to invest to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

JPMorgan Institutional Funds Service Center will accept your order when federal funds, a wire, a check or ACH transaction is received together with a completed Account Application or other instructions in proper form.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.

SELLING FUND SHARES

You can sell your shares on any day that the Funds are accepting purchase orders. You will receive the next NAV per share calculated after the Fund accepts your order.

We will need the names of the registered shareholders, your account number and other information before we can sell your shares.

Under normal circumstances, if a Fund accepts your order before the Fund’s cut-off time, the Fund will make available to you the proceeds that same business day by wire. Otherwise, except as permitted by the federal securities laws, your redemption proceeds will be paid within seven days (one day for the JPMorgan Prime Money Market Fund and the JPMorgan Liquid Assets Money Market Fund) after acceptance of the redemption order.

If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact JPMorgan Institutional Funds Service Center for more details.

You can sell your shares in one of two ways:

Through Your Financial Intermediary

Tell your Financial Intermediary which Fund’s shares you want to sell. The Fund must accept your order from your Financial Intermediary by the Fund’s cut-off time in order for us to process your order at that day’s price. Your Financial Intermediary will send the necessary documents to JPMorgan Institutional Funds Service Center . Your Financial Intermediary may charge you for this service.

50   JPMORGAN MONEY MARKET FUNDS

Your Financial Intermediary may have an earlier cut-off time for redemption orders.

Through the JPMorgan Institutional Funds Service Center
Call 1-800- 766-7722 . We will mail you a check or send the proceeds via electronic transfer or wire to the bank account on our records.
Or
Send a signed letter with your instructions to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

Redemptions-In-Kind

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

EXCHANGING FUND SHARES

Reserve Shares may be exchanged for Reserve S hares of other JPMorgan Funds , subject to any investment minimum and eligibility requirements.

The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Generally, an exchange between JPMorgan Funds is considered a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange.

We reserve the right to limit the number of exchanges or to refuse an exchange. Your exchange privilege will be revoked if the exchange activity is considered excessive.

You can exchange your shares in one of two ways:

Through Your Financial Intermediary

Tell your Financial Intermediary which Fund’s shares you want to exchange. They will send the necessary documents to JPMorgan Institutional Funds Service Center . Your Financial Intermediary may charge you for this service.

Through the JPMorgan Institutional Funds Service Center
Call 1-800- 766-7722 to ask for details.

OTHER INFORMATION CONCERNING THE FUNDS

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the Funds’ minimum investment requirement, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account.

You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the sale of shares by telephone without notice.

You may write to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

Shares of the JPMorgan U.S. Government Money Market Fund are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration (NCUA) Rules and Regulations and NCUA Letter Number 155. This Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of this Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder.

JULY 1, 2007   51

How Your Account Works (continued)

The Funds may suspend your ability to redeem or may postpone payment for more than seven days (more than one day for the JPMorgan Prime Money Market Fund and the JPMorgan Liquid Assets Money Market Fund) when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

52   JPMORGAN MONEY MARKET FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

The Funds can earn income and can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare dividends daily, so your shares can start earning dividends on the day you buy them. The Funds distribute the dividends monthly in the form of additional Fund shares of the same class, unless you tell us that you want distributions in cash or as a deposit in a pre-assigned bank account. The taxation of dividends will not be affected by the form in which you receive them. The Fund s declare and distribute any short-term capital gain at least annually. The Funds do not expect to realize long-term capital gain.

For federal income tax purposes, dividends of net investment income and any net short-term capital gains (see below), generally will be taxable as ordinary income. If, at the close of each quarter, at least 50% of the value of a Fund’s total assets consists of tax-exempt interest obligations, the Fund will be eligible to designate distributions of interest derived from tax-exempt-interest obligations as “exempt-interest dividends.” Properly designated exempt-interest dividends paid by the Tax Free Money Market Fund, Municipal Money Market Fund, Michigan Municipal Money Market Fund, New York Municipal Money Market Fund or Ohio Municipal Money Market Fund generally are not subject to federal income taxes, but may be subject to state and local taxes and may be subject to federal alternative minimum tax, both for individuals and corporations. The state or municipality where you live may not charge you state and local taxes on properly designated exempt-interest dividends earned on certain bonds. You should consult your tax advisor concerning your own tax situation and the state and local tax consequences of investing in a Fund. Shareholders that receive social security or railroad retirement benefits should also consult their tax advis ors to determine what effect, if any, an investment in any of the Funds may have on the federal taxation of their benefits.

The Supreme Court has agreed to hear an appeal of a state court decision that might significantly affect how states tax in-state and out-of-state municipal bonds. A Kentucky state court held that a Kentucky law violates the U.S. Constitution by treating, for Kentucky state tax purposes, the interest income on in-state municipal bonds differently from the income on out-of-state municipal bonds. If the Supreme Court affirms this holding, each state will likely revisit the way in which it treats the interest on municipal bonds, and this has the potential to increase significantly the amount of state tax paid by shareholders on exempt-interest dividends. The Supreme Court likely will hold oral arguments on this case in the fall of 2007 and issue a decision sometime thereafter. You should consult your tax advisor to discuss the tax consequences of your investment in the Funds.

Dividends received from the Michigan Municipal Money Market Fund that are derived from interest attributable to tax exempt Michigan Municipal Obligations will be exempt from Michigan income tax and generally, also exempt from Michigan single business tax. Conversely, to the extent that the Fund’s dividends are derived from interest on obligations other than Michigan Municipal Obligations or certain U.S. government obligations (or are derived from short-term or long-term gains), such dividends may be subject to Michigan income tax and Michigan single business tax, even though the dividends may be exempt for federal income tax purposes. The Michigan single business tax has been repealed, effective at year end 2007. As of the date of this prospectus, no replacement tax statute had been enacted. Except as noted above with respect to Michigan income taxation, distributions of net income may be taxable to investors as dividend income under other state or local laws even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

Dividends received from the New York Municipal Money Market Fund that are derived from interest attributable to obligations of the State of New York or certain other governmental entities (for example, the Commonwealth of Puerto Rico, the U.S. Virgin Islands or Guam), the interest on which was excludable from gross income for purposes of both federal income taxation and New York State and City personal income taxation (“New York Tax-Exempt Bonds”) and designated as such, are exempt from New York State and New York City personal income tax as well as from the New York City Unincorporated Business Tax (but not New York State corporate franchise tax or the New York City business tax), provided that such dividends constitute exempt-interest dividends under Section 852(b)(5) of the Internal Revenue Code of 1986. Dividends and distributions derived from income (including capital gains on all New York Tax-Exempt Bonds) other than interest on New York Tax-Exempt Bonds generally are not exempt from New York State and New York City taxes. For New York State and City tax purposes, distributions of net long-term capital gains will be taxable at the same rates as ordinary income. Distributions by the Fund from investment income and capital gains, including exempt-interest dividends, are included in a corporation’s net investment income for purposes of calculating such corporation’s New York State franchise taxes and the New

JULY 1, 2007   53

Shareholder Information (continued)

York City General Corporation Tax, if received by a corporation subject to those taxes, and will be subject to such taxes to the extent that a corporation’s net investment income is allocated to New York State and/or New York City. To the extent that investors are subject to state and local taxes outside of New York State, dividends paid by the Fund may be taxable income for purposes thereof. In addition, to the extent that the Fund’s dividends are derived from interest attributable to the obligations of any other state or of a political subdivision of any such other state or are derived from capital gains, such dividends generally will not be exempt from New York State or New York City tax. The New York AMT excludes tax-exempt interest as an item of tax preference. Interest incurred to buy or carry shares of the Fund is not deductible for federal, New York State or New York City personal income tax purposes. The foregoing is a general summary of the New York State and New York City tax consequences of investing in the Fund. Investors should consult their tax advis ors about other state and local tax consequences of investment in the Fund.

Dividends received from the Ohio Municipal Money Market Fund that result from interest on obligations of the State of Ohio, its political or governmental subdivisions or agencies and instrumentalities of Ohio (Ohio Obligations) are exempt from Ohio personal income tax, and Ohio municipal and school district income taxes. Corporate shareholders that are subject to the Ohio corporation franchise tax must include the Fund shares in the corporation’s tax base for purposes of the Ohio corporate franchise tax net worth computation. Dividends that are attributable to interest on or profit on the sale, exchange, or other disposition of Ohio Obligations will not be subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Note that for most entities, the corporate franchise tax will be phased out over five years starting with the 2006 corporation franchise tax report.

Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes. It is unlikely that dividends from any of the Funds will qualify to any significant extent for the reduced 15% tax rate applicable to qualified dividend income.

If you receive distributions that are properly designated capital gain dividends, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. The Funds expect substantially all of their distributions of capital gain to be attributable to short-term capital gain which is taxed as ordinary income. The Funds do not expect to realize long term capital gain or losses.

The Funds’ investments in certain debt obligations and asset backed securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

The dates on which dividends and capital gains will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Gains, if any, resulting from the sale or exchange of your shares generally will be subject to tax.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of the tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Funds will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and monthly account statements. Please review these statements carefully. The Funds will correct errors if notified within 10 days of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Institutional Funds Service Center at 500 Stanton Christiana Road, 3-3750, Newark, DE 19713 or call 1-800- 766-7722 .

54   JPMORGAN MONEY MARKET FUNDS

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM or JPMIA, as applicable. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the JPMorgan Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

Each business day, each Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the prior business day. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800- 766-7722 .

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

JULY 1, 2007   55

What the Terms Mean

Asset-backed securities: Interests in a stream of payments from specific assets, such as auto or credit card receivables.

Commercial paper: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

Demand notes: A debt security with no set maturity date. The investor can generally demand payment of the principal at any time.

Distribution fee: Covers the cost of the distribution system used to sell shares to the public.

Dollar weighted average maturity: The average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar weighted” means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.

Floating rate securities: Securities whose interest rates adjust automatically whenever a particular interest rate changes.

Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

Management fee: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund’s investments.

Municipal lease obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of general obligations of the municipality.

Municipal obligations: Debt securities issued by or on behalf of states, territories and possessions or by their agencies or other groups with authority to act for them.

Other expenses: Miscellaneous items, including transfer agency, administration, custody and registration fees.

Qualified banks: (i) U.S. banks with more than $1 billion in total assets, and foreign branches of these banks; or (ii) foreign banks with the equivalent of more than $1 billion in total assets and which have branches or agencies in the U.S. or (iii) other U.S. or foreign commercial banks which the Fund’s adviser judges to have comparable credit standing.

Repurchase agreements: A special type of a short-term investment. A dealer sells securities to a Fund and agrees to buy them back later for a set price. This set price includes interest. In effect, the dealer is borrowing the Fund’s money for a short time, using the securities as collateral.

Reverse repurchase agreements: Contract whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

Shareholder service fee: A fee to cover the cost of paying Financial Intermediaries to provide certain support services for your account.

Tax exempt municipal securities: Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. government securities: Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

Variable rate securities: Securities whose interest rates are periodically adjusted.

56   JPMORGAN MONEY MARKET FUNDS

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JULY 1, 2007   57

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

Reserve

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gains		Total distributions
Prime Money Market Fund
Year Ended February 28, 2007	$1.00	$0.04		$—	(g)	$0.04		$(0.04)	$—		$(0.04)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(g)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	—	(g)	—		—	(g)	— (g)	—		— (g)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)
Year Ended August 31, 2002	1.00	0.02		—		0.02		(0.02)	—		(0.02)

Liquid Assets Money Market Fund (e)
Year Ended February 28, 2007	1.00	0.04		—	(g)	0.04		(0.04)	—		(0.04)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(g)	0.02		(0.02)	—		(0.02)
Year Ended June 30, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended June 30, 2004	1.00	—	(g)	—		—	(g)	— (g)	—		— (g)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)
Year Ended June 30, 2002	1.00	0.02		—		0.02		(0.02)	—		(0.02)

U.S. Government Money Market Fund
Year Ended February 28, 2007	1.00	0.04		—	(g)	0.04		(0.04)	—		(0.04)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—		0.02		(0.02)	—		(0.02)
February 19, 2005 (f) to June 30, 2005	1.00	0.01		—	(g)	0.01		(0.01)	—		(0.01)

U.S. Treasury Plus Money Market Fund (e)
Year Ended February 28, 2007	1.00	0.04		—	(g)	0.04		(0.04)	—		(0.04)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(g)	0.02		(0.02)	—		(0.02)
Year Ended June 30, 2005	1.00	0.01		—	(g)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2004	1.00	—	(g)	—		—	(g)	— (g)	—		— (g)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)
Year Ended June 30, 2002	1.00	0.02		—		0.02		(0.02)	—		(0.02)

Federal Money Market Fund
Year Ended February 28, 2007	1.00	0.04		—	(g)	0.04		(0.04)	—		(0.04)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(g)	0.02		(0.02)	—		(0.02)
February 19, 2005 (f) to August 31, 2005	1.00	0.01		—		0.01		(0.01)	—		(0.01)

100% U.S. Treasury Securities Money Market Fund
Year Ended February 28, 2007	1.00	0.04		—	(g)	0.04		(0.04)	—	(g)	(0.04)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(g)	0.02		(0.02)	—		(0.02)
February 19, 2005 (f) to August 31, 2005	1.00	0.01		—		0.01		(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Effective February 19, 2005, Class A was renamed as Reserve Shares.

(f)	Commencement of offering of class of shares.

(g)	Amount is less than $0.01.

58   JPMORGAN MONEY MARKET FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	4.59%	$461,798	0.70%	4.49%	0.73%
1.00	1.71	445,119	0.70	3.45	0.73
1.00	1.92	304,259	0.70	1.92	0.73
1.00	0.48	269,516	0.70	0.48	0.73
1.00	0.76	355,358	0.70	0.76	0.71
1.00	1.60	393,000	0.68	1.41	0.72

1.00	4.58	1,461,304	0.70	4.41	0.74
1.00	2.19	2,564,187	0.70	3.25	0.74
1.00	1.53	3,569,531	0.75	1.48	0.78
1.00	0.40	4,372,583	0.77	0.40	0.79
1.00	0.89	5,744,025	0.77	0.90	0.80
1.00	1.88	6,521,235	0.77	1.88	0.80

1.00	4.54	343,592	0.70	4.37	0.73
1.00	2.17	719,836	0.69	3.23	0.73
1.00	0.77	749,475	0.69	2.19	0.73

1.00	4.50	876,221	0.70	4.36	0.73
1.00	2.08	1,504,955	0.70	3.10	0.74
1.00	1.38	1,737,775	0.74	1.40	0.75
1.00	0.29	1,702,965	0.77	0.29	0.77
1.00	0.73	2,453,050	0.77	0.75	0.78
1.00	1.81	3,162,893	0.77	1.80	0.78

1.00	4.50	1,251	0.70	4.45	0.73
1.00	1.67	760	0.70	3.30	0.74
1.00	1.21	1,093	0.70	2.65	0.73

1.00	4.27	785,951	0.70	4.37	0.72
1.00	1.54	2,663	0.68	3.21	0.74
1.00	1.11	968	0.68	2.37	0.73

JULY 1, 2007   59

Financial Highlights (continued)

Reserve (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gains		Total distributions
Tax Free Money Market Fund
Year Ended February 28, 2007	$1.00	$0.03		$—	(g)	$0.03		$(0.03)	$—		$(0.03)
September 1, 2005 to February 28, 2006 (c)	1.00	0.01		—	(g)	0.01		(0.01)	—		(0.01)
February 19, 2005 (f) to August 31, 2005	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Municipal Money Market Fund (e)
Year Ended February 28, 2007	1.00	0.03		—	(g)	0.03		(0.03)	—	(g)	(0.03)
July 1, 2005 to February 28, 2006 (d)	1.00	0.01		—	(g)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2005	1.00	0.01		—	(g)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2004	1.00	—	(g)	—		—	(g)	— (g)	—		— (g)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Michigan Municipal Money Market Fund (e )
Year Ended February 28, 2007	1.00	0.03		—	(g)	0.03		(0.03)	—		(0.03)
July 1, 2005 to February 28, 2006 (d)	1.00	0.01		—	(g)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)	—		(0.01)
Year Ended June 30, 2004	1.00	—	(g )	—		—	(g)	— (g)	—		— (g)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)	—		(0.01)

New York Municipal Money Market Fund
Year Ended February 28, 2007	1.00	0.03		—	(g)	0.03		(0.03)	—		(0.03)
September 1, 2005 to February 28, 2006 (c )	1.00	0.01		—	(g)	0.01		(0.01)	—		(0.01)
Year Ended August 31, 2005	1.00	0.01		—		0.01		(0.01)	—		(0.01)
Year Ended August 31, 2004	1.00	—	(g )	—		—	(g)	— (g)	—		— (g)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)
Year Ended August 31, 2002	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Ohio Municipal Money Market Fund (e )
Year Ended February 28, 2007	1.00	0.03		—	(g)	0.03		(0.03)	—		(0.03)
July 1, 2005 to February 28, 2006 (d)	1.00	0.01		—	(g)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2005	1.00	0.01		—	(g)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2004	1.00	—	(g )	—		—	(g)	— (g)	—		— (g)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Effective February 19, 2005, Class A was renamed as Reserve Shares.

(f)	Commencement of offering of class of shares.

(g)	Amount is less than $0.01.

60   JPMORGAN MONEY MARKET FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	2.86%	$4,631,440	0.70%	2.92%	0.72%
1.00	1.09	2,829	0.70	2.17	0.73
1.00	0.86	2,423	0.70	1.71	0.73

1.00	2.90	113,653	0.70	2.85	0.73
1.00	1.41	173,362	0.70	2.09	0.73
1.00	1.16	373,788	0.70	1.13	0.76
1.00	0.36	375,729	0.70	0.35	0.78
1.00	0.71	486,778	0.70	0.71	0.78
1.00	1.20	534,947	0.69	1.19	0.77

1.00	2.91	28,903	0.70	2.89	0.78
1.00	1.40	19,135	0.70	2.06	0.79
1.00	1.14	41,308	0.72	1.10	0.81
1.00	0.31	53,414	0.73	0.31	0.81
1.00	0.62	77,476	0.74	0.62	0.82
1.00	1.16	62,408	0.72	1.21	0.80

1.00	2.86	194,629	0.70	2.82	0.75
1.00	1.09	178,032	0.70	2.19	0.75
1.00	1.27	157,544	0.74	1.26	0.81
1.00	0.28	154,383	0.79	0.28	0.88
1.00	0.52	175,000	0.79	0.50	0.87
1.00	1.00	180,000	0.79	0.85	0.90

1.00	2.88	69,853	0.70	2.84	0.80
1.00	1.38	79,281	0.70	2.09	0.82
1.00	1.14	82,741	0.71	1.17	0.77
1.00	0.30	59,971	0.72	0.30	0.75
1.00	0.63	79,911	0.72	0.62	0.75
1.00	1.17	90,602	0.71	1.17	0.75

JULY 1, 2007   61

Legal Proceedings and Additional Fee and Expense Information
Affecting the JPMTII Funds and Former One Group Mutual Funds

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

In addition, on August 30, 2005, the commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right to Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. In June 2007, the matter, which generally related to the same facts that were the subject of the SEC Order and NYAG settlement discussed above, was settled, and the West Virginia Order will be vacated.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

As noted above, the settlement agreement with the NYAG requires JPMorgan Investment Advisors to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between JPMorgan Investment Advisors and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by JPMorgan Investment Advisors and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that JPMorgan Investment Advisors and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Funds are the JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund, the JPMorgan Government Bond Fund and the JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund) and the Reduced Rates on various classes of those Funds were implemented September 27, 2004.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the

62   JPMORGAN MONEY MARKET FUNDS

shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMorgan Investment Advisors that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMorgan Investment Advisors and its affiliates, as applicable. The affected Funds offered in this prospectus are not subject to a Reduced Rate.

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan Prime Money Market Fund	Reserve	0.70%	0.73%
JPMorgan Liquid Assets Money Market Fund	Reserve	0.70	0.74
JPMorgan U.S. Government Money Market Fund	Reserve	0.70	0.73
JPMorgan U.S. Treasury Plus Money Market Fund	Reserve	0.70	0.7 3
JPMorgan 100% U.S. Treasury Securities Money Market Fund	Reserve	0.70	0.7 2
JPMorgan Municipal Money Market Fund	Reserve	0.70	0.73
JPMorgan Michigan Municipal Money Market Fund	Reserve	0.70	0.7 8
JPMorgan Ohio Municipal Money Market Fund	Reserve	0.70	0.8 0

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On July 1, 200 7 , you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMorgan Investment Advisors and its affiliates; and the Gross Expense Ratios thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

JULY 1, 2007   63

Legal Proceedings and Additional Fee and Expense Information
Affecting the JPMTII Funds and Former One Group Mutual Funds (continued)

JPMorgan Prime Money Market Fund

	Reserve Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$72	5.00%	4.30%	4.30%
June 30, 2009	78	10.25	8.75	4.27
June 30, 2010	81	15.76	13.40	4.27
June 30, 2011	85	21.55	18.24	4.27
June 30, 2012	88	27.63	23.29	4.27
June 30, 2013	92	34.01	28.55	4.27
June 30, 2014	96	40.71	34.04	4.27
June 30, 2015	100	47.75	39.77	4.27
June 30, 2016	104	55.13	45.73	4.27
June 30, 2017	109	62.89	51.96	4.27

JPMorgan Liquid Assets Money Market Fund

	Reserve Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$72	5.00%	4.30%	4.30%
June 30, 2009	79	10.25	8.74	4.26
June 30, 2010	82	15.76	13.38	4.26
June 30, 2011	86	21.55	18.21	4.26
June 30, 2012	89	27.63	23.24	4.26
June 30, 2013	93	34.01	28.49	4.26
June 30, 2014	97	40.71	33.96	4.26
June 30, 2015	101	47.75	39.67	4.26
June 30, 2016	106	55.13	45.62	4.26
June 30, 2017	110	62.89	51.83	4.26

64   JPMORGAN MONEY MARKET FUNDS

JPMorgan U.S. Government Money Market Fund

	Reserve Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$72	5.00%	4.30%	4.30%
June 30, 2009	78	10.25	8.75	4.27
June 30, 2010	81	15.76	13.40	4.27
June 30, 2011	85	21.55	18.24	4.27
June 30, 2012	88	27.63	23.29	4.27
June 30, 2013	92	34.01	28.55	4.27
June 30, 2014	96	40.71	34.04	4.27
June 30, 2015	100	47.75	39.77	4.27
June 30, 2016	104	55.13	45.73	4.27
June 30, 2017	109	62.89	51.96	4.27

JPMorgan U.S. Treasury Plus Money Market Fund

	Reserve Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$72	5.00%	4.30%	4.30%
June 30, 2009	78	10.25	8.75	4.27
June 30, 2010	81	15.76	13.40	4.27
June 30, 2011	85	21.55	18.24	4.27
June 30, 2012	88	27.63	23.29	4.27
June 30, 2013	92	34.01	28.55	4.27
June 30, 2014	96	40.71	34.04	4.27
June 30, 2015	100	47.75	39.77	4.27
June 30, 2016	104	55.13	45.73	4.27
June 30, 2017	109	62.89	51.96	4.27

JULY 1, 2007   65

Legal Proceedings and Additional Fee and Expense Information
Affecting the JPMTII Funds and Former One Group Mutual Funds (continued)

JPMorgan 100% U.S. Treasury Securities Money Market Fund

	Reserve Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$72	5.00%	4.30%	4.30%
June 30, 2009	77	10.25	8.76	4.28
June 30, 2010	80	15.76	13.42	4.28
June 30, 2011	83	21.55	18.27	4.28
June 30, 2012	87	27.63	23.34	4.28
June 30, 2013	91	34.01	28.61	4.28
June 30, 2014	95	40.71	34.12	4.28
June 30, 2015	99	47.75	39.86	4.28
June 30, 2016	103	55.13	45.85	4.28
June 30, 2017	107	62.89	52.09	4.28

JPMorgan Municipal Money Market Fund

	Reserve Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$72	5.00%	4.30%	4.30%
June 30, 2009	78	10.25	8.75	4.27
June 30, 2010	81	15.76	13.40	4.27
June 30, 2011	85	21.55	18.24	4.27
June 30, 2012	88	27.63	23.29	4.27
June 30, 2013	92	34.01	28.55	4.27
June 30, 2014	96	40.71	34.04	4.27
June 30, 2015	100	47.75	39.77	4.27
June 30, 2016	104	55.13	45.73	4.27
June 30, 2017	109	62.89	51.96	4.27

66   JPMORGAN MONEY MARKET FUNDS

JPMorgan Michigan Municipal Money Market Fund

	Reserve Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$72	5.00%	4.30%	4.30%
June 30, 2009	83	10.25	8.70	4.22
June 30, 2010	87	15.76	13.29	4.22
June 30, 2011	90	21.55	18.07	4.22
June 30, 2012	94	27.63	23.05	4.22
June 30, 2013	98	34.01	28.24	4.22
June 30, 2014	102	40.71	33.66	4.22
June 30, 2015	106	47.75	39.30	4.22
June 30, 2016	111	55.13	45.18	4.22
June 30, 2017	116	62.89	51.30	4.22

JPMorgan Ohio Municipal Money Market Fund

	Reserve Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$72	5.00%	4.30%	4.30%
June 30, 2009	85	10.25	8.68	4.20
June 30, 2010	89	15.76	13.25	4.20
June 30, 2011	92	21.55	18.00	4.20
June 30, 2012	96	27.63	22.96	4.20
June 30, 2013	100	34.01	28.12	4.20
June 30, 2014	105	40.71	33.50	4.20
June 30, 2015	109	47.75	39.11	4.20
June 30, 2016	114	55.13	44.95	4.20
June 30, 2017	118	62.89	51.04	4.20

JULY 1, 2007   67

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800- 766-7722 or writing to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102
1-202-551-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC’s website at http://www.sec.gov.

Investment Company Act File Nos. JPMorgan Trust I 811-21295
JPMorgan Trust II 811-4236

© JPMorgan Chase & Co., 2007 All rights reserved. July 2007.	PR-MMR-707

PROSPECTUS JULY 1, 2007

JPMorgan

Money Market

Funds

Institutional Class Shares

JPMorgan Prime Money Market Fund
JPMorgan Liquid Assets Money Market Fund
JPMorgan U.S. Government Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund
JPMorgan Federal Money Market Fund
JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan Tax Free Money Market Fund
JPMorgan Municipal Money Market Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Prime Money Market Fund	1
JPMorgan Liquid Assets Money Market Fund	5
JPMorgan U.S. Government Money Market Fund	10
JPMorgan U.S. Treasury Plus Money Market Fund	14
JPMorgan Federal Money Market Fund	18
JPMorgan 100% U.S. Treasury Securities Money Market Fund	22
JPMorgan Tax Free Money Market Fund	26
JPMorgan Municipal Money Market Fund	30
The Funds’ Management and Administration	34
How Your Account Works	36
Buying Fund Shares	36
Selling Fund Shares	38
Exchanging Fund Shares	39
Other Information Concerning the Funds	39
Shareholder Information	40
Distributions and Taxes	40
Shareholder Statements and Reports	40
Availability of Proxy Voting Record	40
Portfolio Holdings Disclosure	4 1
What the Terms Mean	42
Financial Highlights	44
Legal Proceedings and Additional Fee and Expense Information Affecting the JPMT II Funds and Former One Group Mutual Funds	48
How to Reach Us	Inside back cover

JPMorgan Prime Money Market Fund

The Fund’s Objective

The Fund aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital.

The Fund’s Main Investment Strategy

The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars. The Fund principally invests in:

•	high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations

•	debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities

•	securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

•	asset-backed securities

•	repurchase agreements and reverse repurchase agreements

•	taxable municipal obligations

•	funding agreements issued by banks and highly rated U.S. insurance companies, such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by J.P. Morgan Investment Management Inc. (JPMIM), the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund will concentrate its investments in the banking industry. Therefore, under normal conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the banking industry. The Fund may, however, invest less than 25% of its total assets in this industry if warranted due to adverse economic conditions and if investing less than 25% appears to be in the best interest of shareholders.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

JULY 1, 2007   1

JPMorgan Prime Money Market Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Credit Risk.  The re is a risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation, and as a result the value of your investment could decline. The price and liquidity of a security can also be adversely affected as credit status deteriorates and the probability of default rises. The Fund minimizes credit risk by investing only in high-quality obligations and limiting the maturity of its investments.

Prepayment Risk.  The issuers of mortgage-backed and asset-backed securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When obligations are prepaid, the Fund may have to reinvest in securities with lower yields. In addition, the Fund may fail to recover additional amounts paid for securities with higher interest rates, resulting in an unexpected capital loss.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agen cies and instrumentalities if not required to do so by law.

Concentration Risk.  Because the Fund will invest a significant portion of its assets in securities of companies in the banking industry, developments affecting the banking industry will have a disproportionate impact on the Fund. These risks generally include interest rate risk, credit risk and risk associated with regulatory changes in the banking industry. The profitability of banks depends largely on the availability and cost of funds, which can change depending on economic conditions.

Foreign Securities Risk.  Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability and may be subject to higher transaction costs and delayed settlement. There may also be less public information available about such securities.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	want an investment that strives to preserve capital

•	want regular income from a high quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

2   JPMORGAN MONEY MARKET FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Institutional Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	3rd quarter, 2000	1.64%	Worst Quarter	4th quarter, 2003	0.23%
1st quarter, 2004
2nd quarter, 2004

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for Institutional Class Shares prior to 1/1/02 is based on the performance of the Fund’s Agency Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Agency Shares.

The Fund’s year-to-date total return as of 3/31/0 7 was 1. 28%.

JULY 1, 2007   3

JPMorgan Prime Money Market Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
INSTITUTIONAL CLASS SHARES[1]	4.95	2.41	3.88

1	The performance for the period before Institutional Class Shares were launched on 9/10/01 is based on the performance of Agency Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Agency Shares.

Investor Expenses for Institutional Class Shares

The expenses of the Institutional Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(Expenses that are deducted from Institutional Class Assets)

Management Fees	0.08
Shareholder Service Fees	0.10
Other Expenses[1]	0.10
Total Annual Operating Expenses	0.28
Fee Waiver and Expense Reimbursements[2]	(0.08)
Net Expenses[2]	0.20

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Institutional Class Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.20% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
20	82	149	348

4   JPMORGAN MONEY MARKET FUNDS

JPMorgan Liquid Assets Money Market Fund

The Fund’s Objective

The Fund seeks current income with liquidity and stability of principal.

The Fund’s Main Investment Strategy

The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars. The Fund principally invests in:

•	high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations

•	debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities

•	securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

•	asset-backed securities

•	repurchase agreements and reverse repurchase agreements

•	taxable municipal obligations

•	funding agreements issued by banks and highly rated U.S. insurance companies, such as GICs and BICs.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMorgan Investment Advisors Inc. (JPMIA), the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund will concentrate its investments in the financial services industry, including asset-backed commercial paper programs. Therefore, under normal conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the financial services industry, which includes banks, broker-dealers, finance companies and other issuers of asset-backed securities. The Fund may, however, invest less than 25% of its total assets in this industry if warranted due to adverse economic conditions and if investing less than 25% appears to be in the best interest of shareholders.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33-1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. government or its agencies and instrumentalities or by cash.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

JULY 1, 2007   5

JPMorgan Liquid Assets Money Market Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Credit Risk.  The re is a risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation, and as a result the value of your investment could decline. The price and liquidity of a security can also be adversely affected as credit status deteriorates and the probability of default rises. The Fund minimizes credit risk by investing only in high-quality obligations and limiting the maturity of its investments.

Prepayment Risk.  The issuers of mortgage-backed and asset-backed securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When obligations are prepaid, the Fund may have to reinvest in securities with lower yields. In addition, the Fund may fail to recover additional amounts paid for securities with higher interest rates, resulting in an unexpected capital loss.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Securities Lending Risk.  The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

•	JPMIA maintains a list of approved borrowers, which it believes to present low credit risk;

•	The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest;

•	The lending agent indemnifies the Fund against borrower default;

•	JPMIA’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses; and

•	Upon recall, the borrower must return the securities loaned within the normal settlement period.

Concentration Risk.  Because the Fund will invest a significant portion of its assets in securities of companies in the financial services industry, developments affecting the financial services industry will have a disproportionate impact on the Fund. These risks generally include interest rate risk, credit risk and risk associated with regulatory changes in the financial services industry. In addition, financial services companies are highly dependent on the supply of short-term financing.

Foreign Securities Risk. Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability and may be subject to higher transaction costs and delayed settlement. There may also be less public information available about such securities.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

6   JPMORGAN MONEY MARKET FUNDS

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	want an investment that strives to preserve capital

•	want regular income from a high quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

JULY 1, 2007   7

JPMorgan Liquid Assets Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Institutional Class S hares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	4th quarter, 2000	1.56%	Worst Quarter	1st quarter, 2004	0.16%

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for Institutional Class Shares prior to 1 / 1/0 6 is based on the performance of the Fund’s Investor Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Investor Shares.

The Fund’s year-to-date total return as of 3/31/0 7 was 1 . 2 8%.

8   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
INSTITUTIONAL CLASS SHARES[1]	4.93	2.23	3.65

1	The performance in the table for the period before Institutional Class Shares were launched on 2/19/05 is based on the Fund’s Investor Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Investor Shares.

Investor Expenses for Institutional Class Shares

The expenses of the Institutional Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(Expenses that are deducted from Institutional Class assets)

Management Fees	0.08
Shareholder Service Fees	0.10
Other Expenses[1]	0.11
Total Annual Operating Expenses	0.29
Fee Waiver and Expense Reimbursements[2]	(0.09)
Net Expenses[2]	0.20

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMI A, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Institutional Class Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.20% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
20	84	154	359

JULY 1, 2007   9

JPMorgan U.S. Government Money Market Fund

The Fund’s Objective

The Fund seeks high current income with liquidity and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests its assets exclusively in:

•	debt securities issued or guaranteed by the U.S. government, or by U.S. government agencies or instrumentalities

•	repurchase agreements fully collateralized by U.S. Treasury and U.S. government securities.

If the Fund decides to invest in other types of securities, shareholders will be given 60 days advance notice.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33-1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. government or its agencies and instrumentalities or by cash.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Prepayment Risk.  The issuers of mortgage-backed and asset-backed securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When obligations are prepaid, the Fund may have to reinvest in securities with lower yields. In addition, the Fund may fail to recover additional amounts paid for securities with higher interest rates, resulting in an unexpected capital loss.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely

10   JPMORGAN MONEY MARKET FUNDS

payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Securities Lending Risk.  The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

•	JPMIA maintains a list of approved borrowers, which it believes to present low credit risk;

•	The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest;

•	The lending agent indemnifies the Fund against borrower default;

•	JPMIA’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses; and

•	Upon recall, the borrower must return the securities loaned within the normal settlement period.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	want an investment that strives to preserve capital

•	want regular income from a high quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

JULY 1, 2007   11

JPMorgan U.S. Government Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Institutional Class S hares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	3rd quarter, 2000	1.6 5%	Worst Quarter	2nd quarter, 2004	0.2 3%

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for the Institutional Class Shares prior to their inception on 2/19/05 is based on the performance of the Fund’s Capital Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. Prior class performance for the Capital Shares has been adjusted to reflect differences in expenses between classes.

The Fund’s year-to-date total return as of 3/31/0 7 was 1. 27%.

12   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
INSTITUTIONAL CLASS SHARES[1]	4.91	2.38	3.83

1	The performance in the table for the period before Institutional Class Shares were launched on 2/19/05 is based on the Fund’s Capital Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. Prior class performance for the Capital Shares has been adjusted to reflect differences in expenses between classes.

Investor Expenses for Institutional Class Shares

The expenses of the Institutional Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(Expenses that are deducted from Institutional Class assets)

Management Fees	0.08
Shareholder Service Fees	0.10
Other Expenses[1]	0.10
Total Annual Operating Expenses	0.28
Fee Waiver and Expense Reimbursements[2]	(0.08)
Net Expenses[2]	0.20

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMI A, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Institutional Class Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.20% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
20	82	149	348

JULY 1, 2007   13

JPMorgan U.S. Treasury Plus Money Market Fund

The Fund’s Objective

The Fund seeks current income with liquidity and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests its assets exclusively in:

•	obligations of the U.S. Treasury, including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury

•	repurchase agreements fully collateralized by U.S. Treasury securities.

The debt securities described above carry different interest rates, maturities and issue dates.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities and issue dates.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

14   JPMORGAN MONEY MARKET FUNDS

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	want an investment that strives to preserve capital

•	want regular income from a high quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

JULY 1, 2007   15

JPMorgan U.S. Treasury Plus Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Institutional Class S hares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	4th quarter, 2000	1.52%	Worst Quarter	2nd quarter, 2004	0.13%

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for the Institutional Class Shares prior to 1/ 1/0 6 is based on the performance of the Fund’s Investor Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Investor Shares.

The Fund’s year-to-date total return as of 3/31/0 7 was 1 . 2 6%.

16   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
INSTITUTIONAL CLASS SHARES[1]	4.85	2.12	3.46

1	The performance in the table for the period before Institutional Class Shares were launched on 2/19/05 is based on the Fund’s Investor Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Investor Shares.

Investor Expenses for Institutional Class Shares

The expenses of the Institutional Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(Expenses that are deducted from Institutional Class assets)

Management Fees	0.08
Shareholder Service Fees	0.10
Other Expenses[1]	0.10
Total Annual Operating Expenses	0.28
Fee Waiver and Expense Reimbursements[2]	(0.08)
Net Expenses[2]	0 .20

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMI A, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Institutional Class Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.20% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
20	82	149	348

JULY 1, 2007   17

JPMorgan Federal Money Market Fund

The Fund’s Objective

The Fund aims to provide current income while still preserving capital and maintaining liquidity.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests its assets exclusively in:

•	obligations of the U.S. Treasury, including Treasury bills, bonds and notes

•	debt securities that certain U.S. government agencies or instrumentalities have either issued or guaranteed as to principal and interest.

The interest on these securities is generally exempt from state and local income taxes.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured by or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Prepayment Risk.  The issuers of mortgage-backed and asset-backed securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When obligations are prepaid, the Fund may have to reinvest in securities with lower yields. In addition, the Fund may fail to recover additional amounts paid for securities with higher interest rates, resulting in an unexpected capital loss.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By

18   JPMORGAN MONEY MARKET FUNDS

contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	want an investment that strives to preserve capital

•	want regular income from a high quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

JULY 1, 2007   19

JPMorgan Federal Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Institutional Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	3rd quarter, 2000	1.58%	Worst Quarter	4th quarter, 2003	0.21%
	4th quarter, 2000			1st quarter, 2004

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for the Institutional Class Shares prior to 1 / 1/0 2 is based on the performance of the Fund’s Agency Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Agency Shares.

The Fund’s year-to-date total return as of 3/31/0 7 was 1. 26%.

20   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
INSTITUTIONAL CLASS SHARES[1]	4.87	2.33	3.74

1	The performance for the period before Institutional Class Shares were launched on 9/10/01 is based on the performance of Agency Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Agency Shares.

Investor Expenses for Institutional Class Shares

The expenses of the Institutional Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(Expenses that are deducted from Institutional Class assets)

Management Fees	0.08
Shareholder Service Fees	0.10
Other Expenses[1]	0.1 0
Total Annual Operating Expenses	0.2 8
Fee Waiver and Expense Reimbursements[2]	(0.0 8 )
Net Expenses[2]	0.20

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Institutional Class Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.20% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
20	82	149	348

JULY 1, 2007   21

JPMorgan 100% U.S. Treasury Securities Money Market Fund

The Fund’s Objective

The Fund aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal.

The Fund’s Main Investment Strategy

The Fund invests its assets exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes.

These investments carry different interest rates, maturities and issue dates. The interest on these securities is generally exempt from state and local income taxes. The Fund does not buy securities issued or guaranteed by agencies of the U.S. government.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund will only buy securities that present minimal credit risk.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33-1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Treasury or , in other limited instances, by cash.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities and issue dates.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Securities Lending Risk.  The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The risk of securities lending is reduced, however, by the following policies:

•	JPMIM maintains a list of approved borrowers, which it believes to present low credit risk;

•	The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest;

•	The lending agent indemnifies the Fund against borrower default; and

•	Upon recall, the borrower must return the securities loaned within the normal settlement period.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

22   JPMORGAN MONEY MARKET FUNDS

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	want an investment that strives to preserve capital

•	want regular income from a high-quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

JULY 1, 2007   23

JPMorgan 100% U.S. Treasury Securities Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Institutional Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	4th quarter, 2000	1.54%	Worst Quarter	4th quarter, 2003	0.20%
1st quarter, 2004
2nd quarter, 2004

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for the Institutional Class Shares prior to 1 / 1/0 2 is based on the performance of the Fund’s Agency Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Agency Shares.

The Fund’s year-to-date total return as of 3/31/0 7 was 1. 21%.

24   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
INSTITUTIONAL CLASS SHARES[1]	4.64	2.19	3.56

1	The performance for the period before Institutional Class Shares were launched on 9/10/01 is based on the performance of Agency Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Agency Shares.

Investor Expenses for Institutional Class Shares

The expenses of the Institutional Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(Expenses that are deducted from Institutional Class assets)

Management Fees	0.08
Shareholder Service Fees	0.10
Other Expenses[1]	0.10
Total Annual Operating Expenses	0.28
Fee Waivers and Expense Reimbursements[2]	(0.08)
Net Expenses[2]	0.20

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Institutional Class Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.20% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
20	82	149	348

JULY 1, 2007   25

JPMorgan Tax Free Money Market Fund

The Fund’s Objective

The Fund aims to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund will try to invest its assets exclusively in municipal obligations, the interest on which is excluded from federal income taxes. As a fundamental policy, the Fund will invest at least 80% of the value of its Assets in municipal obligations. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes.

Municipal obligations are securities that:

•	are issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, agencies and other groups with authority to act for the municipalities; and

•	are short-term money market instruments such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

The Fund will only purchase municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax.

The remaining 20% of the Fund’s Assets may be invested in securities subject to federal income tax or the federal alternative minimum tax. The Fund may exceed this 20% limit for temporary defensive purposes.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMIM, the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

26   JPMORGAN MONEY MARKET FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Municipal Obligations Risk.  Municipal obligations are subject to the following risks:

•	Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

•	Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

•	Since some municipal obligations may be secured or guaranteed by banks or other financial institutions, the risk to the Fund could increase if the credit quality of the financial institution providing the backing declines or the banking or financial sector suffers an economic downturn. In addition, to the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs and possible delayed settlement.

Tax Risk.  The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax. Consult your tax professional for more information.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective and may produce taxable income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	are looking for income that is not taxable

•	want an investment that strives to preserve capital

•	want regular income from a high quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

•	are investing through a tax-deferred account, such as an IRA

JULY 1, 2007   27

JPMorgan Tax Free Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Institutional Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	4th quarter, 2000	1.04%	Worst Quarter	3rd quarter, 2003	0.19%

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for the Institutional Class Shares prior to 1 / 1/0 2 is based on the performance of the Fund’s Agency Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Agency Shares.

The Fund’s year-to-date total return as of 3/31/0 7 was 0. 84%.

28   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
INSTITUTIONAL CLASS SHARES[1]	3.28	1.77	2.55

1	The performance for the period before Institutional Class Shares were launched on 9/10/01 is based on the performance of Agency Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Agency Shares.

Investor Expenses for Institutional Class Shares

The expenses of the Institutional Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(Expenses that are deducted from Institutional Class assets)

Management Fees	0.08
Shareholder Service Fees	0.10
Other Expenses[1]	0.09
Total Annual Operating Expenses	0.27
Fee Waivers and Expense Reimbursements[2]	(0.07)
Net Expenses[2]	0.20

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Institutional Class Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.20% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
20	80	145	336

JULY 1, 2007   29

JPMorgan Municipal Money Market Fund

The Fund’s Objective

The Fund seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests primarily in municipal obligations, the interest on which is excluded from federal income taxes. As a fundamental policy, the Fund will invest at least 80% of its net assets in such municipal securities. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

Municipal obligations are securities that:

•	are issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, agencies and other groups with authority to act for the municipalities; and

•	are short-term money market instruments such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

The Fund will only purchase municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax.

The Fund may invest up to all of its assets in municipal obligations that produce income subject to the federal alternative minimum tax.

Up to 20% of the Fund’s remaining assets may be invested in securities subject to federal income tax, such as taxable money market instruments or repurchase agreements.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMIA, the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

30   JPMORGAN MONEY MARKET FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Municipal Obligations Risk.  Municipal obligations are subject to the following risks:

•	Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

•	Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

•	Since some municipal obligations may be secured or guaranteed by banks or other financial institutions, the risk to the Fund could increase if the credit quality of the financial institution providing the backing declines or the banking or financial sector suffers an economic downturn. In addition, to the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs and possible delayed settlement.

Tax Risk.  The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax. Consult your tax professional for more information.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective and may produce taxable income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	are looking for income that is not taxable

•	want an investment that strives to preserve capital

•	want regular income from a high quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

•	are investing through a tax-deferred account, such as an IRA

JULY 1, 2007   31

JPMorgan Municipal Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Institutional Class S hares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	4th quarter, 2000	0.99%	Worst Quarter	3rd quarter, 2003	0.13%

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for the Institutional Class Shares prior to 1 / 1/0 6 is based on the performance of the Fund’s Premier Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Premier Shares.

The Fund’s year-to-date total return as of 3/31/0 7 was 0. 8 6%.

32   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
INSTITUTIONAL CLASS SHARES[1]	3.32	1.64	2.37

1	The performance in the table for the period before Institutional Class Shares were launched on 2/19/05 is based on the Fund’s Premier Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Premier Shares.

Investor Expenses for Institutional Class Shares

The expenses of the Institutional Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(Expenses that are deducted from Institutional Class assets)

Management Fees	0.08
Shareholder Service Fees	0.10
Other Expenses[1]	0.10
Total Annual Operating Expenses	0.28
Fee Waivers and Expense Reimbursements[2]	(0.08)
Net Expenses[2]	0.20

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMI A, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Institutional Class Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.20% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
20	82	149	348

JULY 1, 2007   33

The Funds’ Management and Administration

The following Funds are series of JPMorgan Trust I (JPMTI), a Delaware statutory trust:

•	Prime Money Market Fund

•	Federal Money Market Fund

•	100% U.S. Treasury Securities Money Market Fund

•	Tax Free Money Market Fund

Collectively, these are the JPMTI Funds.

The following Funds are series of JPMorgan Trust II (JPMTII), a Delaware statutory trust:

•	Liquid Assets Money Market Fund

•	U.S. Government Money Market Fund

•	U.S. Treasury Plus Money Market Fund

•	Municipal Money Market Fund

Collectively, these are the JPMTII Funds.

The trustees of each trust are responsible for overseeing all business activities.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-766-7722 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary (as described below) who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Advisers

J.P. Morgan Investment Management Inc. ( JPMIM ) and JPMorgan Investment Advisors Inc. ( JPMIA ) each acts as investment adviser to several of the Funds and each makes day-to-day investment decisions for the Funds which it advises. JPMIM is the investment adviser to the JPMTI Funds, and JPMIA is the investment adviser to the JPMTII Funds.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167. JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMIA is located at 1111 Polaris Parkway, Columbus, OH 43240.

During the most recent fiscal period ended 2/28/0 7 , JPMIM or JPMIA were paid management fees (net of waivers, if any), as shown below, as a percentage of average daily net assets:

Prime Money Market Fund	0.08%
Liquid Assets Money Market Fund	0.08
U.S. Government Money Market Fund	0.08
U.S. Treasury Plus Money Market Fund	0.08
Federal Money Market Fund	0.08
100% U.S. Treasury Securities Money Market Fund	0.08
Tax Free Money Market Fund	0.08
Municipal Money Market Fund	0.08

A discussion of the basis the Boards of Trustees of JPMTI and JPMTII used in reapproving the investment advisory agreement for the Funds is available in the shareholder report s for the period ended August 31, 200 6.

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.10% of the first $100 billion of average daily net assets of all money market funds in the JPMorgan Funds Complex and 0.05% of average daily net assets over $100 billion.

The Funds’ Shareholder Servicing Agent

JPMTI and JPMTII, on behalf of the Funds, have entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.10% of the average daily net assets of Institutional Class Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.10% annual fees to such entities for performing shareholder and administrative services.

34   JPMORGAN MONEY MARKET FUNDS

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM, JPMIA and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMIA, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also , at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM, JPMIA and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

JULY 1, 2007   35

How Your Account Works

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Institutional Class Shares of these Funds.

The price you pay for your shares is the net asset value (NAV) per share of the class. NAV is the value of everything a class of a Fund owns, minus everything the class owes, divided by the number of shares of that class held by investors. The Funds seek to maintain a stable NAV per share of $1.00. Each Fund uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The NAV of each class of shares is generally calculated as of the cut-off time each day the Funds are accepting orders. You will pay the next NAV per share calculated after the JPMorgan Institutional Funds Service Center accepts your order.

Institutional Class Shares may be purchased by institutional investors such as corporations, pension and profit sharing plans, foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of JPMorgan Chase.

You may purchase Fund shares through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Funds, including investment minimum requirements, which may be the same as or differ ent from the requirements for investors purchasing directly from the Funds. You may also purchase shares directly from the JPMorgan Institutional Funds Service Center.

Shares are available on any business day that the Federal Reserve Bank of New York (Federal Reserve) is open. In addition to weekends, the Federal Reserve is closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. A Fund may close when the Federal Reserve is open and the New York Stock Exchange (NYSE) is closed, such as Good Friday. On any business day when the Securities Industry and Financial Markets Association (SIFMA) recommends that the securities markets close trading early, a Fund may close trading early.

On occasion, the NYSE closes before 4:00 p.m. Eastern Time (ET). When the NYSE closes early , purchase orders accepted by the Fund after the NYSE closes will be effective the following business day. Each Fund, however, may elect to remain open following an early close of the NYSE . If your purchase order is accepted by the Fund before the Fund’s close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase orders accepted after a Fund closes will be effective the following business day.

If the Fund accepts your order by the Fund’s cut-off time listed below, we will process your purchase order at that day’s price and you will be entitled to all dividends declared on that day. If the Fund accepts your purchase order after the cut-off time, we will process it at the next day’s price.

Share ownership is electronically recorded ; therefore , no certificates will be issued.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders. In addition, your Financial Intermediary may be closed at times when the Fund is open .

Normally, the cut-off time for each Fund is:

Prime Money Market Fund	5:00 P.M. ET
Liquid Assets Money Market Fund	5:00 P.M. ET
U.S. Government Money Market Fund	5:00 P.M. ET
U.S. Treasury Plus Money Market Fund	5:00 P.M. ET
Federal Money Market Fund	2:00 P.M. ET
100% U.S. Treasury Securities Money Market Fund	2:00 P.M. ET
Tax Free Money Market Fund	NOON ET
Municipal Money Market Fund	NOON ET

The Fund must receive “federal funds” by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m. ET) on the same business day the purchase order is placed. In the event that an order is placed by the cut-off time specified above but the related wire payment is not received by the Fund by the close of the Federal Reserve wire transfer system that same day, then either your order may not be effective until the next business day on which federal funds are timely received by the Fund, or the Fund reserves the right to cancel your purchase order

36   JPMORGAN MONEY MARKET FUNDS

and you will be liable for any resulting losses or fees incurred by the Fund or the Fund’s transfer agent. If you pay by check before the cut-off time, we will generally process your order the next business day the Fund is open for business.

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

To open an account, buy or sell shares or get fund information, call:

JPMorgan Institutional Funds Service Center
1-800-766-7722

Minimum Investments

Institutional Class Shares are subject to a $10,000,000 minimum investment requirement per Fund. There are no minimum levels for subsequent purchases.

The Funds reserve the right to waive any investment minimum. The SAI has additional information on investment minimum waivers for investors purchasing directly from JPMDS, such as when additional accounts of the investor may be aggregated together to meet the minimum requirement. For further information on investment minimum waivers, you can also call 1-800-766-7722.

General

The JPMorgan money market funds (including the Funds in this prospectus) are intended for short-term investment horizons, and do not monitor for market timers or prohibit short-term trading activity. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, business street address and other information that will allow us to identify you, including your tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through the JPMorgan Institutional Funds Service Center by check or an Automated Clearing House (ACH) transaction is subject to certain limitations. See “Selling Fund Shares.”

All checks must be made payable to one of the following:

•	JPMorgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-766-7722 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Institutional Funds Service Center
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

Orders by wire may be canceled if the JPMorgan Institutional Funds Service Center does not receive payment by

JULY 1, 2007   37

How Your Account Works (continued)

the Fund’s cut-off time on the day that you placed your order. You will be responsible for any expenses and losses to the Funds.

You can buy shares in one of two ways:

Through Your Financial Intermediary

Tell your Financial Intermediary which Funds you want to buy and they will contact us. Your Financial Intermediary may charge you a fee and may offer additional services, such as special purchase and redemption programs, “sweep” programs, cash advances and redemption checks. Some Financial Intermediaries charge a single fee that covers all services.

The Fund must accept your order from your Financial Intermediary by the Fund’s cut-off time in order for us to process your purchase order at that day’s price. Your Financial Intermediary may impose different minimum investments and earlier cut-off times.

Your Financial Intermediary may be paid by JPMDS to assist you in establishing your account, executing transactions and monitoring your investment. Financial Intermediaries may provide the following services in connection with their customers’ investments in the Funds:

•	Acting directly or through an agent, as the sole shareholder of record

•	Maintaining account records for customers

•	Processing orders to purchase, redeem or exchange shares for customers

•	Responding to inquiries from shareholders

•	Assisting customers with investment procedures.

Through the JPMorgan Institutional Funds
Service Center

Call 1-800-766-7722
Or
Complete the Account Application and mail it along with a check for the amount you want to invest to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

The JPMorgan Institutional Funds Service Center will accept your order when federal funds, a wire, a check or ACH transaction is received together with a completed Account Application or other instructions in proper form.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.

SELLING FUND SHARES

You can sell your shares on any day that the Funds are accepting purchase orders. You will receive the next NAV per share calculated after the Fund accepts your order.

We will need the names of the registered shareholders, your account number and other information before we can sell your shares.

Under normal circumstances, if a Fund accepts your order before the Fund’s cut-off time, the Fund will make available to you the proceeds that same business day by wire. Otherwise, except as permitted by the federal securities laws, your redemption proceeds will be paid within seven days (one day for the JPMorgan Prime Money Market Fund and the JPMorgan Liquid Assets Money Market Fund) after acceptance of the redemption order.

If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Institutional Funds Service Center for more details.

You can sell your shares in one of two ways:

Through Your Financial Intermediary

Tell your Financial Intermediary which Fund’s shares you want to sell. The Fund must accept your order from your Financial Intermediary by the Fund’s cut-off time in order for us to process your order at that day’s price. Your Financial Intermediary will send the necessary documents to the JPMorgan Institutional Funds Service Center. Your Financial Intermediary may charge you for this service.

Your Financial Intermediary may have an earlier cut-off time for redemption orders.

38   JPMORGAN MONEY MARKET FUNDS

Through the JPMorgan Institutional Funds
Service Center

Call 1-800-766-7722. We will mail you a check or send the proceeds via electronic transfer or wire to the bank account on our records.

Redemptions-In-Kind

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

EXCHANGING FUND SHARES

Institutional Class Shares may be exchanged for Institutional Class S hares of other JPMorgan Funds, subject to any investment minimum and eligibility requirements.

The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Generally, an exchange between JPMorgan Funds is considered a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange.

We reserve the right to limit the number of exchanges or to refuse an exchange. Your exchange privilege will be revoked if the exchange activity is considered excessive.

You can exchange your shares in one of two ways:

Through Your Financial Intermediary

Tell your Financial Intermediary which Fund’s shares you want to exchange. They will send the necessary documents to the JPMorgan Institutional Funds Service Center. Your Financial Intermediary may charge you for this service.

Through the JPMorgan Institutional Funds
Service Center

Call 1-800-766-7722 to ask for details.

OTHER INFORMATION CONCERNING THE FUNDS

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

If your account value falls below the Funds’ minimum investment requirement, the Funds reserve the right to redeem all of the remaining shares in your account and close your account. Before these actions are taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus.

You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the sale of shares by telephone without notice.

You may write to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

Shares of the JPMorgan U.S. Government Money Market Fund are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration (NCUA) Rules and Regulations and NCUA Letter Number 155. This Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of this Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder.

The Funds may suspend your ability to redeem or postpone payment for more than seven days (more than one day for the JPMorgan Prime Money Market Fund and the JPMorgan Liquid Assets Money Market Fund) when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

JULY 1, 2007   39

Shareholder Information

DISTRIBUTIONS AND TAXES

The Funds can earn income and can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare dividends daily, so your shares can start earning dividends on the day you buy them. The Funds distribute the dividends monthly in the form of additional Fund shares of the same class, unless you tell us that you want distributions in cash or as a deposit in a pre-assigned bank account. The taxation of dividends will not be affected by the form in which you receive them. The Fund s declare and distribute any short-term capital gain at least annually. The Funds do not expect to realize long-term capital gain.

For federal income tax purposes, dividends of net investment income and any net short-term capital gains (see below), generally will be taxable as ordinary income. If, at the close of each quarter, at least 50% of the value of a Fund’s total assets consists of tax-exempt interest obligations, the Fund will be eligible to designate distributions of interest derived from tax-exempt-interest obligations as “exempt-interest dividends.” Properly designated exempt-interest dividends paid by the Tax Free Money Market Fund or Municipal Money Market Fund generally are not subject to federal income taxes, but may be subject to state and local taxes and may be subject to federal alternative minimum tax, both for individuals and corporations. The state or municipality where you live may not charge you state and local taxes on properly designated exempt-interest dividends earned on certain bonds. You should consult your tax advisor concerning your own tax situation and the state and local tax consequences of investing in a Fund. Shareholders that receive social security or railroad retirement benefits should also consult their tax advis ors to determine what effect, if any, an investment in any of the Funds may have on the federal taxation of their benefits.

Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes. It is unlikely that dividends from any of the Funds will qualify to any significant extent for the reduced 15% tax rate applicable to qualified dividend income.

If you receive distributions that are properly designated capital gain dividends, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. The Funds expect substantially all of their distributions of capital gain to be attributable to short-term capital gain which is taxed as ordinary income. The Funds do not expect to realize long term capital gain or losses.

The Funds’ investments in certain debt obligations and asset backed securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

The dates on which dividends and capital gains will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Gains, if any, resulting from the sale or exchange of your shares generally will be subject to tax.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of the tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Funds will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and monthly account statements. Please review these statements carefully. The Funds will correct errors if notified within 10 days of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Institutional Funds Service Center at 500 Stanton Christiana Road, 3-3750, Newark, DE 19713 or call 1-800-766-7722.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM or JPMIA as applicable. A copy of each Fund’s voting record for the

40   JPMORGAN MONEY MARKET FUNDS

most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the JPMorgan Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

Each business day, each Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the prior business day. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-766-7722.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

JULY 1, 2007   41

What the Terms Mean

Asset-backed securities: Interests in a stream of payments from specific assets, such as auto or credit card receivables.

Commercial paper: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

Demand notes: A debt security with no set maturity date. The investor can generally demand payment of the principal at any time.

Dollar weighted average maturity: The average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar weighted” means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.

Floating rate securities: Securities whose interest rates adjust automatically whenever a particular interest rate changes.

Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

Management fee: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund’s investments.

Municipal lease obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of general obligations of the municipality.

Municipal obligations: Debt securities issued by or on behalf of states, territories and possessions or by their agencies or other groups with authority to act for them.

Other expenses: Miscellaneous items, including transfer agency, administration, custody and registration fees.

Qualified banks: (i) U.S. banks with more than $1 billion in total assets, and foreign branches of these banks; or (ii) foreign banks with the equivalent of more than $1 billion in total assets and which have branches or agencies in the U.S. or (iii) other U.S. or foreign commercial banks which the Fund’s adviser judges to have comparable credit standing.

Repurchase agreements: A special type of a short-term investment. A dealer sells securities to a Fund and agrees to buy them back later for a set price. This set price includes interest. In effect, the dealer is borrowing the Fund’s money for a short time, using the securities as collateral.

Reverse repurchase agreements: Contract whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

Shareholder service fee: A fee to cover the cost of paying Financial Intermediaries to provide certain support services for your account.

Tax exempt municipal securities: Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. government securities: Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

Variable rate securities: Securities whose interest rates are periodically adjusted.

42   JPMORGAN MONEY MARKET FUNDS

This Page Intentionally Left Blank.

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

Institutional

	Per share operating performanc e
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains		Total distributions
Prime Money Market Fund
Year Ended February 28, 2007	$1.00	$0.05	$—	(f)	$0.05	$(0.05)	$—		$(0.05)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.03	—		0.03	(0.03)	—		(0.03)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)
September 10, 2001 (e) to August 31, 2002	1.00	0.02	—		0.02	(0.02)	—		(0.02)

Liquid Assets Money Market Fund
Year Ended February 28, 2007	1.00	0.05	—	(f)	0.05	(0.05)	—		(0.05)
July 1, 2005 to February 28, 2006 (d)	1.00	0.03	—	(f)	0.03	(0.03)	—		(0.03)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—		0.01	(0.01)	—		(0.01)

U.S. Government Money Market Fund
Year Ended February 28, 2007	1.00	0.05	—	(f)	0.05	(0.05)	—		(0.05)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—		0.02	(0.02)	—		(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)	—		(0.01)

U.S. Treasury Plus Money Market Fund
Year Ended February 28, 2007	1.00	0.05	—	(f)	0.05	(0.05)	—		(0.05)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)	—		(0.01)

Federal Money Market Fund
Year Ended February 28, 2007	1.00	0.05	—	(f)	0.05	(0.05)	—		(0.05)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)
September 10, 2001 (e) to August 31, 2002	1.00	0.02	—		0.02	(0.02)	—		(0.02)

100% U.S. Treasury Securities Money Market Fund
Year Ended February 28, 2007	1.00	0.05	—	(f)	0.05	(0.05)	—	(f)	(0.05)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)
September 10, 2001 (e) to August 31, 2002	1.00	0.02	—		0.02	(0.02)	—		(0.02)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount is less than $0.01.

44   JPMORGAN MONEY MARKET FUNDS

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

$1.00	5.11%	$25,408,596	0.20%	5.01%	0.28%
1.00	1.96	21,099,369	0.20	3.91	0.28
1.00	2.43	21,516,192	0.20	2.36	0.30
1.00	0.99	26,513,965	0.20	0.99	0.32
1.00	1.27	25,075,000	0.20	1.24	0.31
1.00	2.02	21,881,000	0.19	2.06	0.32

1.00	5.10	1,670,013	0.20	4.96	0.29
1.00	2.53	1,882,903	0.20	3.77	0.29
1.00	0.98	1,452,881	0.20	2.76	0.32

1.00	5.06	2,065,993	0.20	4.94	0.28
1.00	2.50	2,314,372	0.20	3.76	0.28
1.00	0.94	2,017,162	0.20	2.66	0.28

1.00	5.03	1,009,749	0.20	4.87	0.28
1.00	2.42	4,151,409	0.20	3.72	0.29
1.00	0.92	1,705,565	0.20	2.61	0.27

1.00	5.02	5,692,265	0.20	4.95	0.28
1.00	1.92	2,266,888	0.20	3.86	0.29
1.00	2.34	1,817,800	0.20	2.36	0.31
1.00	0.91	1,271,387	0.20	0.90	0.32
1.00	1.20	1,712,000	0.20	1.20	0.32
1.00	1.93	1,953,000	0.20	1.97	0.32

1.00	4.80	2,784,927	0.20	4.72	0.28
1.00	1.79	1,579,514	0.20	3.59	0.29
1.00	2.14	1,318,264	0.20	2.07	0.30
1.00	0.84	1,976,796	0.20	0.84	0.31
1.00	1.14	1,126,307	0.20	1.08	0.32
1.00	1.85	267,011	0.20	1.67	0.33

JULY 1, 2007   45

Financial Highlights (continued)

Institutional (continued)

	Per share operating performanc e
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains		Total distributions
Tax Free Money Market Fund
Year Ended February 28, 2007	$1.00	$0.03	$—	(f)	$0.03	$(0.03)	$—		$(0.03)
September 1, 2005 to February 28, 2006 (c)	1.00	0.01	—	(f)	0.01	(0.01)	—		(0.01)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)
September 10, 2001 (e) to August 31, 2002	1.00	0.02	—		0.02	(0.02)	—		(0.02)

Municipal Money Market Fund
Year Ended February 28, 2007	1.00	0.03	—	(f)	0.03	(0.03)	—	(f)	(0.03)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount is less than $0.01.

46   JPMORGAN MONEY MARKET FUNDS

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

$1.00	3.37%	$8,255,381	0.20%	3.32%	0.27%
1.00	1.34	9,465,973	0.20	2.69	0.28
1.00	1.83	8,973,878	0.20	1.81	0.30
1.00	0.87	8,684,334	0.20	0.87	0.31
1.00	1.09	6,332,000	0.20	1.05	0.32
1.00	1.54	3,889,112	0.20	1.46	0.33

1.00	3.41	236,421	0.20	3.36	0.28
1.00	1.75	249,762	0.20	2.71	0.29
1.00	0.77	84,755	0.20	2.27	0.28

JULY 1, 2007   47

Legal Proceedings and Additional Fee and Expense Information
Affecting the JPMTII Funds and Former One Group Mutual Funds

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

In addition, on August 30, 2005, the commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right to Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. In June 2007, the matter, which generally related to the same facts that were the subject of the SEC Order and NYAG settlement discussed above, was settled, and the West Virginia Order will be vacated.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

As noted above, the settlement agreement with the NYAG requires JPMorgan Investment Advisors to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between JPMorgan Investment Advisors and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by JPMorgan Investment Advisors and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that JPMorgan Investment Advisors and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Funds are the JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund, the JPMorgan Government Bond Fund and the JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund) and the Reduced Rates on various classes of those Funds were implemented September 27, 2004.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the

48   JPMORGAN MONEY MARKET FUNDS

shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMorgan Investment Advisors that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMorgan Investment Advisors and its affiliates, as applicable. The affected Funds offered in this prospectus are not subject to a Reduced Rate.

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan Prime Money Market Fund	Institutional Class	0.20%	0.28%
JPMorgan Liquid Assets Money Market Fund	Institutional Class	0.20	0.29
JPMorgan U.S. Government Money Market Fund	Institutional Class	0.20	0.28
JPMorgan U.S. Treasury Plus Money Market Fund	Institutional Class	0.20	0.2 8
JPMorgan 100% U.S. Treasury Securities Money Market Fund	Institutional Class	0.20	0.2 8
JPMorgan Municipal Money Market Fund	Institutional Class	0.20	0.2 8

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On July 1, 200 7 , you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMorgan Investment Advisors and its affiliates; and the Gross Expense Ratios thereafter.

JULY 1, 2007   49

Legal Proceedings and Additional Fee and Expense Information
Affecting the JPMTII Funds and Former One Group Mutual Funds (continued)

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

JPMorgan Prime Money Market Fund

	Institutional Class Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$20	5.00%	4.80%	4.80%
June 30, 2009	30	10.25	9.75	4.72
June 30, 2010	31	15.76	14.93	4.72
June 30, 2011	33	21.55	20.35	4.72
June 30, 2012	34	27.63	26.03	4.72
June 30, 2013	36	34.01	31.98	4.72
June 30, 2014	38	40.71	38.21	4.72
June 30, 2015	40	47.75	44.73	4.72
June 30, 2016	41	55.13	51.56	4.72
June 30, 2017	43	62.89	58.72	4.72

JPMorgan Liquid Assets Money Market Fund

	Institutional Class Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$20	5.00%	4.80%	4.80%
June 30, 2009	31	10.25	9.74	4.71
June 30, 2010	33	15.76	14.90	4.71
June 30, 2011	34	21.55	20.32	4.71
June 30, 2012	36	27.63	25.98	4.71
June 30, 2013	37	34.01	31.92	4.71
June 30, 2014	39	40.71	38.13	4.71
June 30, 2015	41	47.75	44.64	4.71
June 30, 2016	43	55.13	51.45	4.71
June 30, 2017	45	62.89	58.58	4.71

50   JPMORGAN MONEY MARKET FUNDS

JPMorgan U.S. Government Money Market Fund

	Institutional Class Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$20	5.00%	4.80%	4.80%
June 30, 2009	30	10.25	9.75	4.72
June 30, 2010	31	15.76	14.93	4.72
June 30, 2011	33	21.55	20.35	4.72
June 30, 2012	34	27.63	26.03	4.72
June 30, 2013	36	34.01	31.98	4.72
June 30, 2014	38	40.71	38.21	4.72
June 30, 2015	40	47.75	44.73	4.72
June 30, 2016	41	55.13	51.56	4.72
June 30, 2017	43	62.89	58.72	4.72

JPMorgan U.S. Treasury Plus Money Market Fund

	Institutional Class Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$20	5.00%	4.80%	4.80%
June 30, 2009	30	10.25	9.75	4.72
June 30, 2010	31	15.76	14.93	4.72
June 30, 2011	33	21.55	20.35	4.72
June 30, 2012	34	27.63	26.03	4.72
June 30, 2013	36	34.01	31.98	4.72
June 30, 2014	38	40.71	38.21	4.72
June 30, 2015	40	47.75	44.73	4.72
June 30, 2016	41	55.13	51.56	4.72
June 30, 2017	43	62.89	58.72	4.72

JULY 1, 2007   51

Legal Proceedings and Additional Fee and Expense Information
Affecting the JPMTII Funds and Former One Group Mutual Funds (continued)

JPMorgan 100% U.S. Treasury Securities Money Market Fund

	Institutional Class Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$20	5.00%	4.80%	4.80%
June 30, 2009	30	10.25	9.75	4.72
June 30, 2010	31	15.76	14.93	4.72
June 30, 2011	33	21.55	20.35	4.72
June 30, 2012	34	27.63	26.03	4.72
June 30, 2013	36	34.01	31.98	4.72
June 30, 2014	38	40.71	38.21	4.72
June 30, 2015	40	47.75	44.73	4.72
June 30, 2016	41	55.13	51.56	4.72
June 30, 2017	43	62.89	58.72	4.72

JPMorgan Municipal Money Market Fund

	Institutional Class Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$20	5.00%	4.80%	4.80%
June 30, 2009	30	10.25	9.75	4.72
June 30, 2010	31	15.76	14.93	4.72
June 30, 2011	33	21.55	20.35	4.72
June 30, 2012	34	27.63	26.03	4.72
June 30, 2013	36	34.01	31.98	4.72
June 30, 2014	38	40.71	38.21	4.72
June 30, 2015	40	47.75	44.73	4.72
June 30, 2016	41	55.13	51.56	4.72
June 30, 2017	43	62.89	58.72	4.72

52   JPMORGAN MONEY MARKET FUNDS

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HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-766-7722 or writing to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102
1-202-551-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC’s website at http://www.sec.gov.

Investment Company Act File Nos. JPMorgan Trust I 811-21295 JPMorgan Trust II 811-4236

© JPMorgan Chase & Co., 2007 All rights reserved. July 2007.	PR-MMI-707

PROSPECTUS JULY 1, 2007

JPMorgan

Money Market

Funds

Agency Shares

JPMorgan Prime Money Market Fund
JPMorgan Liquid Assets Money Market Fund
JPMorgan U.S. Government Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund
JPMorgan Federal Money Market Fund
JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan Tax Free Money Market Fund
JPMorgan Municipal Money Market Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Prime Money Market Fund	1
JPMorgan Liquid Assets Money Market Fund	5
JPMorgan U.S. Government Money Market Fund	10
JPMorgan U.S. Treasury Plus Money Market Fund	1 4
JPMorgan Federal Money Market Fund	1 8
JPMorgan 100% U.S. Treasury Securities Money Market Fund	2 2
JPMorgan Tax Free Money Market Fund	2 6
JPMorgan Municipal Money Market Fund	30
The Funds’ Management and Administration	3 4
How Your Account Works	3 6
Buying Fund Shares	3 6
Selling Fund Shares	3 8
Exchanging Fund Shares	3 9
Other Information Concerning the Funds	3 9
Shareholder Information	4 1
Distributions and Taxes	4 1
Shareholder Statements and Reports	4 1
Availability of Proxy Voting Record	4 1
Portfolio Holdings Disclosure	4 2
What the Terms Mean	4 3
Financial Highlights	44
Legal Proceedings and Additional Fee and Expense Information Affecting the JPMTII Funds and Former One Group Mutual Funds	48
How t o Reach Us	Inside back cover

JPMorgan Prime Money Market Fund

The Fund’s Objective

The Fund aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital.

The Fund’s Main Investment Strategy

The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars. The Fund principally invests in:

•	high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations

•	debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities

•	securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

•	asset-backed securities

•	repurchase agreements and reverse repurchase agreements

•	taxable municipal obligations

•	funding agreements issued by banks and highly rated U.S. insurance companies, such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by J.P. Morgan Investment Management Inc. (JPMIM), the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund will concentrate its investments in the banking industry. Therefore, under normal conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the banking industry. The Fund may, however, invest less than 25% of its total assets in this industry if warranted due to adverse economic conditions and if investing less than 25% appears to be in the best interest of shareholders.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

JULY 1, 2007   1

JPMorgan Prime Money Market Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Credit Risk.  The re is a risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation, and as a result the value of your investment could decline. The price and liquidity of a security can also be adversely affected as credit status deteriorates and the probability of default rises. The Fund minimizes credit risk by investing only in high-quality obligations and limiting the maturity of its investments.

Prepayment Risk.  The issuers of mortgage-backed and asset-backed securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When obligations are prepaid, the Fund may have to reinvest in securities with lower yields. In addition, the Fund may fail to recover additional amounts paid for securities with higher interest rates, resulting in an unexpected capital loss.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Concentration Risk.  Because the Fund will invest a significant portion of its assets in securities of companies in the banking industry, developments affecting the banking industry will have a disproportionate impact on the Fund. These risks generally include interest rate risk, credit risk and risk associated with regulatory changes in the banking industry. The profitability of banks depends largely on the availability and cost of funds, which can change depending on economic conditions.

Foreign Securities Risk.  Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability and may be subject to higher transaction costs and delayed settlement. There may also be less public information available about such securities.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	want an investment that strives to preserve capital

•	want regular income from a high quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

2   JPMORGAN MONEY MARKET FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Agency Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	3rd quarter, 2000	1.64%	Worst Quarter	4th quarter, 2003	0.22%
1st quarter, 2004
2nd quarter, 2004

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 7 was 1. 27%.

JULY 1, 2007   3

JPMorgan Prime Money Market Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
AGENCY SHARES	4.89	2.35	3.84

Investor Expenses for Agency Shares

The expenses of the Agency Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Agency Shares assets)

Management Fees	0.08
Shareholder Service Fees	0.15
Other Expenses [1]	0.10
Total Annual Operating Expenses	0.33
Fee Waiver and Expense Reimbursements [2]	(0.07)
Net Expenses [2]	0.26

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Agency Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.26% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Agency Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Agency Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
27	99	178	411

4   JPMORGAN MONEY MARKET FUNDS

JPMorgan Liquid Assets Money Market Fund

The Fund’s Objective

The Fund seeks current income with liquidity and stability of principal.

The Fund’s Main Investment Strategy

The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars. The Fund principally invests in:

•	high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations

•	debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities

•	securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

•	asset-backed securities

•	repurchase agreements and reverse repurchase agreements

•	taxable municipal obligations

•	funding agreements issued by banks and highly rated U.S. insurance companies, such as GICs and BICs.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMorgan Investment Advisors Inc. (JPMIA), the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund will concentrate its investments in the financial services industry, including asset-backed commercial paper programs. Therefore, under normal conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the financial services industry, which includes banks, broker-dealers, finance companies and other issuers of asset-backed securities. The Fund may, however, invest less than 25% of its total assets in this industry if warranted due to adverse economic conditions and if investing less than 25% appears to be in the best interest of shareholders.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33-1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. government or its agencies and instrumentalities or by cash.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

JULY 1, 2007   5

JPMorgan Liquid Assets Money Market Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Credit Risk.  The re is a risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation, and as a result the value of your investment could decline. The price and liquidity of a security can also be adversely affected as credit status deteriorates and the probability of default rises. The Fund minimizes credit risk by investing only in high-quality obligations and limiting the maturity of its investments.

Prepayment Risk.  The issuers of mortgage-backed and asset-backed securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When obligations are prepaid, the Fund may have to reinvest in securities with lower yields. In addition, the Fund may fail to recover additional amounts paid for securities with higher interest rates, resulting in an unexpected capital loss.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Securities Lending Risk.  The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

•	JPMIA maintains a list of approved borrowers, which it believes to present low credit risk;

•	The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest;

•	The lending agent indemnifies the Fund against borrower default;

•	JPMIA’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses; and

•	Upon recall, the borrower must return the securities loaned within the normal settlement period.

Concentration Risk.  Because the Fund will invest a significant portion of its assets in securities of companies in the financial services industry, developments affecting the financial services industry will have a disproportionate impact on the Fund. These risks generally include interest rate risk, credit risk and risk associated with regulatory changes in the financial services industry. In addition, financial services companies are highly dependent on the supply of short-term financing.

Foreign Securities Risk.  Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability and may be subject to higher transaction costs and delayed settlement. There may also be less public information available about such securities.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

6   JPMORGAN MONEY MARKET FUNDS

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	want an investment that strives to preserve capital

•	want regular income from a high quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

JULY 1, 2007   7

JPMorgan Liquid Assets Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Agency S hares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	4th quarter, 2000	1.56%	Worst Quarter	1st quarter, 2004	0.16%

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for Agency Shares prior to 1 / 1/0 6 is based on the performance of the Fund’s Investor Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Agency Shares would have been different than those shown because Agency Shares have different expenses than Investor Shares.

The Fund’s year-to-date total return as of 3/31/0 7 was 1 . 27%.

8   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
AGENCY SHARES [1]	4.87	2.21	3.64

1	The performance in the table for the period before Agency Shares were launched on 2/19/05 is based on the Fund’s Investor Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Agency Shares would have been different than those shown because Agency Shares have different expenses than Investor Shares.

Investor Expenses for Agency Shares

The expenses of the Agency Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Agency Shares assets)

Management Fees	0.08
Shareholder Service Fees	0.15
Other Expenses [1]	0.11
Total Annual Operating Expenses	0.34
Fee Waiver and Expense Reimbursements [2]	(0.08)
Net Expenses [2]	0.26

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMI A, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Agency Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.26% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Agency Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Agency Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
27	101	183	423

JULY 1, 2007   9

JPMorgan U.S. Government Money Market Fund

The Fund’s Objective

The Fund seeks high current income with liquidity and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests its assets exclusively in:

•	debt securities issued or guaranteed by the U.S. government, or by U.S. government agencies or instrumentalities

•	repurchase agreements fully collateralized by U.S. Treasury and U.S. government securities.

If the Fund decides to invest in other types of securities, shareholders will be given 60 days advance notice.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33-1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. government or its agencies and instrumentalities or by cash.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Prepayment Risk.  The issuers of mortgage-backed and asset-backed securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When obligations are prepaid, the Fund may have to reinvest in securities with lower yields. In addition, the Fund may fail to recover additional amounts paid for securities with higher interest rates, resulting in an unexpected capital loss.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By

10   JPMORGAN MONEY MARKET FUNDS

contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Securities Lending Risk.  The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

•	JPMIA maintains a list of approved borrowers, which it believes to present low credit risk;

•	The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest;

•	The lending agent indemnifies the Fund against borrower default;

•	JPMIA’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses; and

•	Upon recall, the borrower must return the securities loaned within the normal settlement period.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	want an investment that strives to preserve capital

•	want regular income from a high quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

JULY 1, 2007   11

JPMorgan U.S. Government Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Agency Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	4th quarter, 2000	1.61%	Worst Quarter	3rd quarter, 2003	0.21%

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for Agency Shares prior to their inception on 11/1/0 1 is based on the performance of the Fund’s Capital Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. P rior class performance for the Capital Shares has been adjusted to reflect differences in expenses between classes .

The Fund’s year-to-date total return as of 3/31/0 7 was 1. 2 5%.

12   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
AGENCY SHARES [1]	4.85	2.31	3.76

1	Historical performance shown for Agency Shares prior to their inception on 11/1/01 is based on the performance of the Fund’s Capital Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus . Prior class performance for the Capital Shares has been adjusted to reflect differences in expenses between the classes .

Investor Expenses for Agency Shares

The expenses of the Agency Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Agency Shares assets)

Management Fees	0.08
Shareholder Service Fees	0.15
Other Expenses [1]	0.10
Total Annual Operating Expenses	0.33
Fee Waiver and Expense Reimbursements [2]	(0.07)
Net Expenses [2]	0.26

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMI A, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Agency Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.26% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Agency Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Agency Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
27	99	178	411

JULY 1, 2007   13

JPMorgan U.S. Treasury Plus Money Market Fund

The Fund’s Objective

The Fund seeks current income with liquidity and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests its assets exclusively in:

•	obligations of the U.S. Treasury, including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury

•	repurchase agreements fully collateralized by U.S. Treasury securities.

The debt securities described above carry different interest rates, maturities and issue dates.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities and issue dates.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

14   JPMORGAN MONEY MARKET FUNDS

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	want an investment that strives to preserve capital

•	want regular income from a high quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

JULY 1, 2007   15

JPMorgan U.S. Treasury Plus Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Agency S hares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	4th quarter, 2000	1.52%	Worst Quarter	2nd quarter, 2004	0.13%

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for Agency Shares prior to 1 / 1/0 6 is based on the performance of the Fund’s Investor Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Agency Shares would have been different than those shown because Agency Shares have different expenses than Investor Shares.

The Fund’s year-to-date total return as of 3/31/0 7 was 1 . 2 5%.

16   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
AGENCY SHARES [1]	4.79	2.10	3.44

1	The performance in the table for the period before Agency Shares were launched on 2/19/05 is based on the Fund’s Investor Shares, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. The actual returns of Agency Shares would have been different than those shown because Agency Shares have different expenses than Investor Shares.

Investor Expenses for Agency Shares

The expenses of the Agency Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Agency Shares assets)

Management Fees	0.08
Shareholder Service Fees	0.15
Other Expenses [1]	0.10
Total Annual Operating Expenses	0.33
Fee Waiver and Expense Reimbursements[2]	(0.07)
Net Expenses [2]	0.26

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMI A, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Agency Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.26% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Agency Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Agency Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
27	99	178	411

JULY 1, 2007   17

JPMorgan Federal Money Market Fund

The Fund’s Objective

The Fund aims to provide current income while still preserving capital and maintaining liquidity.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests its assets exclusively in:

•	obligations of the U.S. Treasury, including Treasury bills, bonds and notes

•	debt securities that certain U.S. government agencies or instrumentalities have either issued or guaranteed as to principal and interest.

The interest on these securities is generally exempt from state and local income taxes.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured by or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Prepayment Risk.  The issuers of mortgage-backed and asset-backed securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When obligations are prepaid, the Fund may have to reinvest in securities with lower yields. In addition, the Fund may fail to recover additional amounts paid for securities with higher interest rates, resulting in an unexpected capital loss.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By

18   JPMORGAN MONEY MARKET FUNDS

contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	want an investment that strives to preserve capital

•	want regular income from a high quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

JULY 1, 2007   19

JPMorgan Federal Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Agency Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	3rd quarter, 2000	1.58%	Worst Quarter	1st quarter, 2004	0.19%
4th quarter, 2000

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 7 was 1. 24%.

20   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
AGENCY SHARES	4.81	2.27	3.71

Investor Expenses for Agency Shares

The expenses of the Agency Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Agency Shares assets)

Management Fees	0.08
Shareholder Service Fees	0.15
Other Expenses [1]	0.10
Total Annual Operating Expenses	0.33
Fee Waiver and Expense Reimbursements [2]	(0.07)
Net Expenses [2]	0.26

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Agency Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.26% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Agency Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Agency Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
27	99	178	411

JULY 1, 2007   21

JPMorgan 100% U.S. Treasury Securities Money Market Fund

The Fund’s Objective

The Fund aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal.

The Fund’s Main Investment Strategy

The Fund invests its assets exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes.

These investments carry different interest rates, maturities and issue dates. The interest on these securities is generally exempt from state and local income taxes. The Fund does not buy securities issued or guaranteed by agencies of the U.S. government.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund will only buy securities that present minimal credit risk.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33-1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Treasury or , in other limited instances, by cash.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities and issue dates.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Securities Lending Risk.  The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The risk of securities lending is reduced, however, by the following policies:

•	JPMIM maintains a list of approved borrowers, which it believes to present low credit risk;

•	The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest;

•	The lending agent indemnifies the Fund against borrower default; and

•	Upon recall, the borrower must return the securities loaned within the normal settlement period.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

22   JPMORGAN MONEY MARKET FUNDS

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	want an investment that strives to preserve capital

•	want regular income from a high-quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

JULY 1, 2007   23

JPMorgan 100% U.S. Treasury Securities Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Agency Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2000	1.54%	Worst Quarter	4th quarter, 2003	0.19%
1st quarter, 2004
2nd quarter, 2004

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 7 was 1 . 20%.

24   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
AGENCY SHARES	4 . 5 8	2. 14	3.5 4

Investor Expenses for Agency Shares

The expenses of the Agency Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Agency Shares assets)

Management Fees	0.08
Shareholder Service Fees	0.15
Other Expenses [1]	0.10
Total Annual Operating Expenses	0.33
Fee Waivers and Expense Reimbursements [2]	(0.07)
Net Expenses [2]	0.26

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Agency Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.26% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Agency Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Agency Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
27	99	178	411

JULY 1, 2007   25

JPMorgan Tax Free Money Market Fund

The Fund’s Objective

The Fund aims to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund will try to invest its assets exclusively in municipal obligations, the interest on which is excluded from federal income taxes. As a fundamental policy, the Fund will invest at least 80% of the value of its Assets in municipal obligations. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes.

Municipal obligations are securities that:

•	are issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, agencies and other groups with authority to act for the municipalities; and

•	are short-term money market instruments such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

The Fund will only purchase municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax.

The remaining 20% of the Fund’s Assets may be invested in securities subject to federal income tax or the federal alternative minimum tax. The Fund may exceed this 20% limit for temporary defensive purposes.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMIM, the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

26   JPMORGAN MONEY MARKET FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Municipal Obligations Risk.  Municipal obligations are subject to the following risks:

•	Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

•	Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

•	Since some municipal obligations may be secured or guaranteed by banks or other financial institutions, the risk to the Fund could increase if the credit quality of the financial institution providing the backing declines or the banking or financial sector suffers an economic downturn. In addition, to the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs and possible delayed settlement.

Tax Risk.  The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax. Consult your tax professional for more information.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective and may produce taxable income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	are looking for income that is not taxable

•	want an investment that strives to preserve capital

•	want regular income from a high quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

•	are investing through a tax-deferred account, such as an IRA

JULY 1, 2007   27

JPMorgan Tax Free Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Agency Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2000	1.04%	Worst Quarter	3rd quarter, 2003	0.17%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 7 was 0. 83%.

28   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
AGENCY SHARES	3.22	1.71	2.52

Investor Expenses for Agency Shares

The expenses of the Agency Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Agency Shares assets)

Management Fees	0.08
Shareholder Service Fees	0.15
Other Expenses [1]	0.09
Total Annual Operating Expenses	0.32
Fee Waivers and Expense Reimbursements [2]	(0.06)
Net Expenses [2]	0.26

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Agency Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.26% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Agency Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Agency Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
27	97	174	400

JULY 1, 2007   29

JPMorgan Municipal Money Market Fund

The Fund’s Objective

The Fund seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests primarily in municipal obligations, the interest on which is excluded from federal income taxes. As a fundamental policy, the Fund will invest at least 80% of its net assets in such municipal securities. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

Municipal obligations are securities that:

•	are issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, agencies and other groups with authority to act for the municipalities; and

•	are short-term money market instruments such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

The Fund will only purchase municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax.

The Fund may invest up to all of its assets in municipal obligations that produce income subject to the federal alternative minimum tax.

Up to 20% of the Fund’s remaining assets may be invested in securities subject to federal income tax, such as taxable money market instruments or repurchase agreements.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMIA, the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

30   JPMORGAN MONEY MARKET FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Municipal Obligations Risk.  Municipal obligations are subject to the following risks:

•	Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

•	Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

•	Since some municipal obligations may be secured or guaranteed by banks or other financial institutions, the risk to the Fund could increase if the credit quality of the financial institution providing the backing declines or the banking or financial sector suffers an economic downturn. In addition, to the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs and possible delayed settlement.

Tax Risk.  The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax. Consult your tax professional for more information.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective and may produce taxable income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	are looking for income that is not taxable

•	want an investment that strives to preserve capital

•	want regular income from a high quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

•	are investing through a tax-deferred account, such as an IRA

JULY 1, 2007   31

JPMorgan Municipal Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Agency S hares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	4th quarter, 2000	0.99%	Worst Quarter	3rd quarter, 2003	0.13%

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for Agency Shares prior to 1 / 1/0 6 is based on the performance of the Fund’s Premier Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Agency Shares would have been different than those shown because Agency Shares have different expenses than Premier Shares.

The Fund’s year-to-date total return as of 3/31/0 7 was 0. 84%.

32   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
AGENCY SHARES [1]	3.26	1.62	2.36

1	The performance in the table for the period before Agency Shares were launched on 2/19/05 is based on the Fund’s Premier Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Agency Shares would have been different than those shown because Agency Shares have different expenses than Premier Shares.

Investor Expenses for Agency Shares

The expenses of the Agency Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Agency Shares assets)

Management Fees	0.08
Shareholder Service Fees	0.15
Other Expenses [1]	0.11
Total Annual Operating Expenses	0.34
Fee Waivers and Expense Reimbursements [2]	(0.08)
Net Expenses [2]	0.26

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMI A, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Agency Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.26% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Agency Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Agency Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
27	101	183	423

JULY 1, 2007   33

The Funds’ Management and Administration

The following Funds are series of JPMorgan Trust I (JPMTI), a Delaware statutory trust:

•	Prime Money Market Fund

•	Federal Money Market Fund

•	100% U.S. Treasury Securities Money Market Fund

•	Tax Free Money Market Fund

Collectively, these are the JPMTI Funds.

The following Funds are series of JPMorgan Trust II (JPMTII), a Delaware statutory trust:

•	Liquid Assets Money Market Fund

•	U.S. Government Money Market Fund

•	U.S. Treasury Plus Money Market Fund

•	Municipal Money Market Fund

Collectively, these are the JPMTII Funds.

The trustees of each trust are responsible for overseeing all business activities.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-766-7722 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary (as described below) who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Advisers

J.P. Morgan Investment Management Inc. ( JPMIM ) and JPMorgan Investment Advisors Inc. ( JPMIA ) each acts as investment adviser to several of the Funds and each makes day-to-day investment decisions for the Funds which it advises. JPMIM is the investment adviser to the JPMTI Funds, and JPMIA is the investment adviser to the JPMTII Funds.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167. JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMIA is located at 1111 Polaris Parkway, Columbus, OH 43240.

During the most recent fiscal period ended 2/28/0 7 , JPMIM or JPMIA were paid management fees (net of waivers, if any), as shown below, as a percentage of average daily net assets:

Prime Money Market Fund	0.08%
Liquid Assets Money Market Fund	0.08
U.S. Government Money Market Fund	0.08
U.S. Treasury Plus Money Market Fund	0.08
Federal Money Market Fund	0.08
100% U.S. Treasury Securities Money Market Fund	0.08
Tax Free Money Market Fund	0.08
Municipal Money Market Fund	0.08

A discussion of the basis the Boards of Trustees of JPMTI and JPMTII used in reapproving the investment advisory agreement for the Funds is available in the shareholder report s for the period ended August 31, 200 6.

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.10% of the first $100 billion of average daily net assets of all money market funds in the JPMorgan Funds Complex and 0.05% of average daily net assets over $100 billion.

The Funds’ Shareholder Servicing Agent

JPMTI and JPMTII, on behalf of the Funds, have entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.15% of the average daily net assets of Agency Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.15% annual fees to such entities for performing shareholder and administrative services.

34   JPMORGAN MONEY MARKET FUNDS

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM, JPMIA and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMIA, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM, JPMIA and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

JULY 1, 2007   35

How Your Account Works

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Agency Shares of these Funds.

The price you pay for your shares is the net asset value (NAV) per share of the class. NAV is the value of everything a class of a Fund owns, minus everything the class owes, divided by the number of shares of that class held by investors. The Funds seek to maintain a stable NAV per share of $1.00. Each Fund uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The NAV of each class of shares is generally calculated as of the cut-off time each day the Funds are accepting orders. You will pay the next NAV per share calculated after the JPMorgan Institutional Funds Service Center accepts your order.

Agency Shares may be purchased by institutional investors such as corporations, pension and profit sharing plans, foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of JPMorgan Chase.

You may purchase Fund shares through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Funds, including investment minimum requirements, which may be the same as or differ ent from the requirements for investors purchasing directly from the Funds. You may also purchase shares directly from the JPMorgan Institutional Funds Service Center.

Shares are available on any business day that the Federal Reserve Bank of New York (Federal Reserve) is open. In addition to weekends, the Federal Reserve is closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. A Fund may close when the Federal Reserve is open and the New York Stock Exchange (NYSE) is closed, such as Good Friday. On any business day when the Securities Industry and Financial Markets Association (SIFMA) recommends that the securities markets close trading early, a Fund may close trading early.

On occasion, the NYSE closes before 4:00 p.m. Eastern Time (ET). When the NYSE closes early , purchase orders accepted by the Fund after the NYSE closes will be effective the following business day. Each Fund, however, may elect to remain open following an early close of the NYSE . If your purchase order is accepted by the Fund before the Fund’s close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase orders accepted after a Fund closes will be effective the following business day.

If the Fund accepts your order by the Fund’s cut-off time listed below, we will process your purchase order at that day’s price and you will be entitled to all dividends declared on that day. If the Fund accepts your purchase order after the cut-off time, we will process it at the next day’s price.

Share ownership is electronically recorded ; therefore , no certificates will be issued.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders. In addition, your Financial Intermediary may be closed at times when the Fund is open .

Normally, the cut-off time for each Fund is:

Prime Money Market Fund	5:00 P.M.	ET
Liquid Assets Money Market Fund	5:00 P.M.	ET
U.S. Government Money Market Fund	5:00 P.M.	ET
U.S. Treasury Plus Money Market Fund	5:00 P.M.	ET
Federal Money Market Fund	2:00 P.M.	ET
100% U.S. Treasury Securities Money Market Fund	2:00 P.M.	ET
Tax Free Money Market Fund	NOON	ET
Municipal Money Market Fund	NOON	ET

The Fund must receive “federal funds” by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m. ET) on the same business day the purchase order is placed. In the event that an order is placed by the cut-off time specified above but the related wire payment is not received by the Fund by the close of the Federal Reserve wire transfer system that same day, then either your order may not be effective until the next business day on which federal funds are timely received by the Fund, or the

36   JPMORGAN MONEY MARKET FUNDS

Fund reserves the right to cancel your purchase order and you will be liable for any resulting losses or fees incurred by the Fund or the Fund’s transfer agent. If you pay by check before the cut-off time, we will generally process your order the next business day the Fund is open for business.

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

To open an account, buy or sell shares or get fund information, call:

JPMorgan Institutional Funds Service Center
1-800-766-7722

Minimum Investments

Agency Shares are subject to a $ 5 ,000,000 minimum investment requirement per Fund. There are no minimum levels for subsequent purchases.

Former One Group accounts opened on or before February 18, 2005 will be subject to a $1,000,000 minimum. Agency Shares accounts of certain JPMorgan Funds (other than former One Group Funds) opened prior to January 1, 2002 will be subject to a minimum of $1,000,000.

The Funds reserve the right to waive any investment minimum. The SAI has additional information on investment minimum waivers for investors purchasing directly from JPMDS, such as when additional accounts of the investor may be aggregated together to meet the minimum requirement. For further information on investment minimum waivers, you can also call 1-800-766-7722.

General

The JPMorgan money market funds (including the Funds in this prospectus) are intended for short-term investment horizons, and do not monitor for market timers or prohibit short-term trading activity. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an Automated Clearing House (ACH) transaction is subject to certain limitations. See “Selling Fund Shares.”

All checks must be made payable to one of the following:

•	JPMorgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

JULY 1, 2007   37

How Your Account Works (continued)

If you choose to pay by wire, please call 1-800-766-7722 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Institutional Funds Service Center
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-AGENCY)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

Orders by wire may be canceled if the JPMorgan Institutional Funds Service Center does not receive payment by the Fund’s cut-off time on the day that you placed your order. You will be responsible for any expenses and losses to the Funds.

You can buy shares in one of two ways:

Through Your Financial Intermediary

Tell your Financial Intermediary which Funds you want to buy and they will contact us. Your Financial Intermediary may charge you a fee and may offer additional services, such as special purchase and redemption programs, “sweep” programs, cash advances and redemption checks. Some Financial Intermediaries charge a single fee that covers all services.

The Fund must accept your order from your Financial Intermediary by the Fund’s cut-off time in order for us to process your purchase order at that day’s price. Your Financial Intermediary may impose different minimum investments and earlier cut-off times.

Your Financial Intermediary may be paid by JPMDS to assist you in establishing your account, executing transactions and monitoring your investment. Financial Intermediaries may provide the following services in connection with their customers’ investments in the Funds:

•	Acting directly or through an agent, as the sole shareholder of record

•	Maintaining account records for customers

•	Processing orders to purchase, redeem or exchange shares for customers

•	Responding to inquiries from shareholders

•	Assisting customers with investment procedures.

Through the JPMorgan Institutional Funds
Service Center

Call 1-800-766-7722
Or
Complete the Account Application and mail it along with a check for the amount you want to invest to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

The JPMorgan Institutional Funds Service Center will accept your order when federal funds, a wire, a check or ACH transaction is received together with a completed Account Application or other instructions in proper form.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.

SELLING FUND SHARES

You can sell your shares on any day that the Funds are accepting purchase orders. You will receive the next NAV per share calculated after the Fund accepts your order.

We will need the names of the registered shareholders, your account number and other information before we can sell your shares.

Under normal circumstances, if a Fund accepts your order before the Fund’s cut-off time, the Fund will make available to you the proceeds that same business day by wire. Otherwise, except as permitted by the federal securities laws, your redemption proceeds will be paid within seven days (one day for the JPMorgan Prime Money Market Fund and the JPMorgan Liquid Assets Money Market Fund) after acceptance of the redemption order.

If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

38   JPMORGAN MONEY MARKET FUNDS

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Institutional Funds Service Center for more details.

You can sell your shares in one of two ways:

Through Your Financial Intermediary

Tell your Financial Intermediary which Fund’s shares you want to sell. The Fund must accept your order from your Financial Intermediary by the Fund’s cut-off time in order for us to process your order at that day’s price. Your Financial Intermediary will send the necessary documents to the JPMorgan Institutional Funds Service Center. Your Financial Intermediary may charge you for this service.

Your Financial Intermediary may have an earlier cut-off time for redemption orders.

Through the JPMorgan Institutional Funds
Service Center

Call 1-800-766-7722. We will mail you a check or send the proceeds via electronic transfer or wire to the bank account on our records.

Redemptions-In-Kind

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

EXCHANGING FUND SHARES

Agency Shares may be exchanged for Agency S hares of other JPMorgan Funds, subject to any minimum investment and eligibility requirements.

The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Generally, an exchange between JPMorgan Funds is considered a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange.

We reserve the right to limit the number of exchanges or to refuse an exchange. Your exchange privilege will be revoked if the exchange activity is considered excessive.

You can exchange your shares in one of two ways:

Through Your Financial Intermediary

Tell your Financial Intermediary which Fund’s shares you want to exchange. They will send the necessary documents to the JPMorgan Institutional Funds Service Center. Your Financial Intermediary may charge you for this service.

Through the JPMorgan Institutional Funds
Service Center

Call 1-800-766-7722 to ask for details.

OTHER INFORMATION CONCERNING THE FUNDS

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

If your account value falls below the Funds’ minimum investment requirement, the Funds reserve the right to redeem all of the remaining shares in your account and close your account. Before these actions are taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus.

You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the sale of shares by telephone without notice.

You may write to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

Shares of the JPMorgan U.S. Government Money Market Fund are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration (NCUA) Rules and Regulations and NCUA Letter Number

JULY 1, 2007   39

How Your Account Works (continued)

155. This Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of this Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder.

The Funds may suspend your ability to redeem or may postpone payment for more than seven days (more than one day for the JPMorgan Prime Money Market Fund and the JPMorgan Liquid Assets Money Market Fund) when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

40   JPMORGAN MONEY MARKET FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

The Funds can earn income and can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare dividends daily, so your shares can start earning dividends on the day you buy them. The Funds distribute the dividends monthly in the form of additional Fund shares of the same class, unless you tell us that you want distributions in cash or as a deposit in a pre-assigned bank account. The taxation of dividends will not be affected by the form in which you receive them. The Fund s declare and distribute any short-term capital gain at least annually. The Funds do not expect to realize long-term capital gain.

For federal income tax purposes, dividends of net investment income and any net short-term capital gains (see below), generally will be taxable as ordinary income. If, at the close of each quarter, at least 50% of the value of a Fund’s total assets consists of tax-exempt interest obligations, the Fund will be eligible to designate distributions of interest derived from tax-exempt-interest obligations as “exempt-interest dividends.” Properly designated exempt-interest dividends paid by the Tax Free Money Market Fund or Municipal Money Market Fund generally are not subject to federal income taxes, but may be subject to state and local taxes and may be subject to federal alternative minimum tax, both for individuals and corporations. The state or municipality where you live may not charge you state and local taxes on properly designated exempt-interest dividends earned on certain bonds. You should consult your tax advisor concerning your own tax situation and the state and local tax consequences of investing in a Fund. Shareholders that receive social security or railroad retirement benefits should also consult their tax advisers to determine what effect, if any, an investment in any of the Funds may have on the federal taxation of their benefits.

Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes. It is unlikely that dividends from any of the Funds will qualify to any significant extent for the reduced 15% tax rate applicable to qualified dividend income.

If you receive distributions that are properly designated capital gain dividends, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. The Funds expect substantially all of their distributions of capital gain to be attributable to short-term capital gain which is taxed as ordinary income. The Funds do not expect to realize long term capital gain or losses.

The Funds’ investments in certain debt obligations and asset backed securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

The dates on which dividends and capital gains will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Gains, if any, resulting from the sale or exchange of your shares generally will be subject to tax.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of the tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Funds will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and monthly account statements. Please review these statements carefully. The Funds will correct errors if notified within 10 days of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Institutional Funds Service Center at 500 Stanton Christiana Road, 3-3750, Newark, DE 19713 or call 1-800-766-7722.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM or JPMIA, as applicable. A copy of each Fund’s voting record for the

JULY 1, 2007   41

Shareholder Information (continued)

most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the JPMorgan Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

Each business day, each Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the prior business day. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-766-7722.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

42   JPMORGAN MONEY MARKET FUNDS

What the Terms Mean

Asset-backed securities: Interests in a stream of payments from specific assets, such as auto or credit card receivables.

Commercial paper: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

Demand notes: A debt security with no set maturity date. The investor can generally demand payment of the principal at any time.

Dollar weighted average maturity: The average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar weighted” means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.

Floating rate securities: Securities whose interest rates adjust automatically whenever a particular interest rate changes.

Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

Management fee: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund’s investments.

Municipal lease obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of general obligations of the municipality.

Municipal obligations: Debt securities issued by or on behalf of states, territories and possessions or by their agencies or other groups with authority to act for them.

Other expenses: Miscellaneous items, including transfer agency, administration, custody and registration fees.

Qualified banks: (i) U.S. banks with more than $1 billion in total assets, and foreign branches of these banks; or (ii) foreign banks with the equivalent of more than $1 billion in total assets and which have branches or agencies in the U.S. or (iii) other U.S. or foreign commercial banks which the Fund’s adviser judges to have comparable credit standing.

Repurchase agreements: A special type of a short-term investment. A dealer sells securities to a Fund and agrees to buy them back later for a set price. This set price includes interest. In effect, the dealer is borrowing the Fund’s money for a short time, using the securities as collateral.

Reverse repurchase agreements: Contract whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

Shareholder service fee: A fee to cover the cost of paying Financial Intermediaries to provide certain support services for your account.

Tax exempt municipal securities: Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. government securities: Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

Variable rate securities: Securities whose interest rates are periodically adjusted.

JULY 1, 2007   43

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

Agency

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains		Total distributions
Prime Money Market Fund
Year Ended February 28, 2007	$1.00	$0.05	$—	(g)	$0.05	$(0.05)	$—		$(0.05)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.03	—		0.03	(0.03)	—		(0.03)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2002	1.00	0.02	—		0.02	(0.02)	—		(0.02)

Liquid Assets Money Market Fund
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	—		(0.05)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—		0.01	(0.01)	—		(0.01)

U.S. Government Money Market Fund (f)
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	—		(0.05)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended June 30, 2005	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)
November 1, 2001 (e) to June 30, 2002	1.00	0.01	—		0.01	(0.01)	—		(0.01)

U.S. Treasury Plus Money Market Fund
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	—		(0.05)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—	(g)	0.01	(0.01)	—		(0.01)

Federal Money Market Fund
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	—		(0.05)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2002	1.00	0.02	—		0.02	(0.02)	—		(0.02)

100% U.S. Treasury Securities Money Market Fund
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	—	(g)	(0.05)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2002	1.00	0.02	—		0.02	(0.02)	—		(0.02)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Effective February 19, 2005, Administrative Class was renamed as Agency Shares.

(g)	Amount is less than $0.01.

44   JPMORGAN MONEY MARKET FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

$1.00	5.05%	$10,626,102	0.26%	4.95%	0.33%
1.00	1.93	9,357,166	0.26	3.84	0.33
1.00	2.37	12,406,388	0.26	2.35	0.33
1.00	0.93	11,669,540	0.26	0.92	0.32
1.00	1.20	12,648,000	0.26	1.20	0.31
1.00	2.05	12,562,000	0.25	2.08	0.32

1.00	5.03	183,392	0.26	4.94	0.34
1.00	2.49	206,098	0.26	3.68	0.34
1.00	0.96	482,594	0.26	2.68	0.37

1.00	5.00	3,890,478	0.26	4.91	0.33
1.00	2.48	3,516,960	0.24	3.65	0.33
1.00	1.95	4,045,754	0.24	2.55	0.32
1.00	0.87	98,212	0.24	0.86	0.24
1.00	1.30	578,118	0.24	1.14	0.24
1.00	1.21	81,789	0.24	1.72	0.24

1.00	4.96	896,961	0.26	4.85	0.33
1.00	2.38	894,875	0.26	3.55	0.34
1.00	0.89	898,116	0.26	2.52	0.32

1.00	4.96	172,324	0.26	4.82	0.33
1.00	1.89	200,822	0.26	3.74	0.34
1.00	2.27	203,604	0.26	2.17	0.34
1.00	0.85	389,465	0.26	0.85	0.33
1.00	1.14	333,490	0.26	1.20	0.33
1.00	1.96	522,503	0.26	2.02	0.32

1.00	4.74	556,544	0.26	4.63	0.33
1.00	1.77	1,098,879	0.24	3.56	0.34
1.00	2.10	738,403	0.24	2.09	0.33
1.00	0.79	784,065	0.25	0.78	0.32
1.00	1.09	818,000	0.25	1.11	0.32
1.00	1.89	1,090,033	0.25	1.86	0.32

JULY 1, 2007   45

Financial Highlights (continued)

Agency (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains		Total distributions
Tax Free Money Market Fund
Year Ended February 28, 2007	$1.00	$0.03	$—	(f)	$0.03	$(0.03)	$—		$(0.03)
September 1, 2005 to February 28, 2006 (c)	1.00	0.01	—	(f)	0.01	(0.01)	—		(0.01)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended August 31, 2002	1.00	0.02	—		0.02	(0.02)	—		(0.02)

Municipal Money Market Fund
Year Ended February 28, 2007	1.00	0.03	—	(f)	0.03	(0.03)	—	(f)	(0.03)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount is less than $0.01.

46   JPMORGAN MONEY MARKET FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

$1.00	3.31%	$288,068	0.26%	3.26%	0.32%
1.00	1.31	444,492	0.26	2.63	0.33
1.00	1.77	904,664	0.26	1.74	0.33
1.00	0.81	1,173,270	0.26	0.82	0.32
1.00	1.02	724,817	0.26	1.05	0.33
1.00	1.54	1,091,000	0.26	1.45	0.33

1.00	3.35	16,427	0.26	3.22	0.34
1.00	1.71	45,534	0.26	2.71	0.34
1.00	0.75	17	0.26	2.34	0.32

JULY 1, 2007   47

Legal Proceedings and Additional Fee and Expense Information
Affecting the JPMTII Funds and Former One Group Mutual Funds

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

In addition, on August 30, 2005, the commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right to Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. In June 2007, the matter, which generally related to the same facts that were the subject of the SEC Order and NYAG settlement discussed above, was settled, and the West Virginia Order will be vacated.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

As noted above, the settlement agreement with the NYAG requires JPMorgan Investment Advisors to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between JPMorgan Investment Advisors and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by JPMorgan Investment Advisors and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that JPMorgan Investment Advisors and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Funds are the JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund, the JPMorgan Government Bond Fund and the JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund) and the Reduced Rates on various classes of those Funds were implemented September 27, 2004.

48   JPMORGAN MONEY MARKET FUNDS

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMorgan Investment Advisors that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMorgan Investment Advisors and its affiliates, as applicable. The affected Funds offered in this prospectus are not subject to a Reduced Rate.

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan Prime Money Market Fund	Agency	0.26%	0.33%
JPMorgan Liquid Assets Money Market Fund	Agency	0.26	0.34
JPMorgan U.S. Government Money Market Fund	Agency	0.26	0.33
JPMorgan U.S. Treasury Plus Money Market Fund	Agency	0.26	0.3 3
JPMorgan 100% U.S. Treasury Securities Money Market Fund	Agency	0.26	0.3 3
JPMorgan Municipal Money Market Fund	Agency	0.26	0.34

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On July 1, 200 7 , you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMorgan Investment Advisors and its affiliates; and the Gross Expense Ratios thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

JULY 1, 2007   49

Legal Proceedings and Additional Fee and Expense Information Affecting the JPMTII Funds and Former One Group Mutual Funds (continued)

JPMorgan Prime Money Market Fund

	Agency Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$27	5.00%	4.74%	4.74%
June 30, 2009	35	10.25	9.63	4.67
June 30, 2010	37	15.76	14.75	4.67
June 30, 2011	39	21.55	20.11	4.67
June 30, 2012	41	27.63	25.72	4.67
June 30, 2013	42	34.01	31.59	4.67
June 30, 2014	44	40.71	37.74	4.67
June 30, 2015	47	47.75	44.17	4.67
June 30, 2016	49	55.13	50.90	4.67
June 30, 2017	51	62.89	57.95	4.67

JPMorgan Liquid Assets Money Market Fund

	Agency Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$27	5.00%	4.74%	4.74%
June 30, 2009	36	10.25	9.62	4.66
June 30, 2010	38	15.76	14.73	4.66
June 30, 2011	40	21.55	20.08	4.66
June 30, 2012	42	27.63	25.67	4.66
June 30, 2013	44	34.01	31.53	4.66
June 30, 2014	46	40.71	37.66	4.66
June 30, 2015	48	47.75	44.07	4.66
June 30, 2016	50	55.13	50.79	4.66
June 30, 2017	52	62.89	57.81	4.66

JPMorgan U.S. Government Money Market Fund

	Agency Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$27	5.00%	4.74%	4.74%
June 30, 2009	35	10.25	9.63	4.67
June 30, 2010	37	15.76	14.75	4.67
June 30, 2011	39	21.55	20.11	4.67
June 30, 2012	41	27.63	25.72	4.67
June 30, 2013	42	34.01	31.59	4.67
June 30, 2014	44	40.71	37.74	4.67
June 30, 2015	47	47.75	44.17	4.67
June 30, 2016	49	55.13	50.90	4.67
June 30, 2017	51	62.89	57.95	4.67

50   JPMORGAN MONEY MARKET FUNDS

JPMorgan U.S. Treasury Plus Money Market Fund

	Agency Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$27	5.00%	4.74%	4.74%
June 30, 2009	35	10.25	9.63	4.67
June 30, 2010	37	15.76	14.75	4.67
June 30, 2011	39	21.55	20.11	4.67
June 30, 2012	41	27.63	25.72	4.67
June 30, 2013	42	34.01	31.59	4.67
June 30, 2014	44	40.71	37.74	4.67
June 30, 2015	47	47.75	44.17	4.67
June 30, 2016	49	55.13	50.90	4.67
June 30, 2017	51	62.89	57.95	4.67

JPMorgan 100% U.S. Treasury Securities Money Market Fund

	Agency Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$27	5.00%	4.74%	4.74%
June 30, 2009	35	10.25	9.63	4.67
June 30, 2010	37	15.76	14.75	4.67
June 30, 2011	39	21.55	20.11	4.67
June 30, 2012	41	27.63	25.72	4.67
June 30, 2013	42	34.01	31.59	4.67
June 30, 2014	44	40.71	37.74	4.67
June 30, 2015	47	47.75	44.17	4.67
June 30, 2016	49	55.13	50.90	4.67
June 30, 2017	51	62.89	57.95	4.67

JPMorgan Municipal Money Market Fund

	Agency Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$27	5.00%	4.74%	4.74%
June 30, 2009	36	10.25	9.62	4.66
June 30, 2010	38	15.76	14.73	4.66
June 30, 2011	40	21.55	20.08	4.66
June 30, 2012	42	27.63	25.67	4.66
June 30, 2013	44	34.01	31.53	4.66
June 30, 2014	46	40.71	37.66	4.66
June 30, 2015	48	47.75	44.07	4.66
June 30, 2016	50	55.13	50.79	4.66
June 30, 2017	52	62.89	57.81	4.66

JULY 1, 2007   51

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-766-7722 or writing to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102
1-202-551-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC’s website at http://www.sec.gov.

Investment Company Act File Nos. JPMorgan Trust I 811-21295 JPMorgan Trust II 811-4236

© JPMorgan Chase & Co., 2007 All rights reserved. July 2007.	PR-MMA-707

PROSPECTUS JULY 1, 2007

JPMorgan

Money Market

Funds

Capital Shares

JPMorgan Prime Money Market Fund
JPMorgan Liquid Assets Money Market Fund
JPMorgan U.S. Government Money Market Fund
JPMorgan 100% U.S. Treasury Securities Money Market Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Prime Money Market Fund	1
JPMorgan Liquid Assets Money Market Fund	5
JPMorgan U.S. Government Money Market Fund	10
JPMorgan 100% U.S. Treasury Securities Money Market Fund	14
The Funds’ Management and Administration	18
How Your Account Works	20
Buying Fund Shares	20
Selling Fund Shares	22
Exchanging Fund Shares	23
Other Information Concerning the Funds	23
Shareholder Information	24
Distributions and Taxes	24
Shareholder Statements and Reports	24
Availability of Proxy Voting Record	24
Portfolio Holdings Disclosure	24
What the Terms Mean	26
Financial Highlights	28
Legal Proceedings and Additional Fee and Expense Information	30
How to Reach Us	Inside back cover

JPMorgan Prime Money Market Fund

The Fund’s Objective

The Fund aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital.

The Fund’s Main Investment Strategy

The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars. The Fund principally invests in:

•	high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations

•	debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities

•	securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

•	asset-backed securities

•	repurchase agreements and reverse repurchase agreements

•	taxable municipal obligations

•	funding agreements issued by banks and highly rated U.S. insurance companies, such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs).

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have the highest possible short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by J.P. Morgan Investment Management Inc. (JPMIM), the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund will concentrate its investments in the banking industry. Therefore, under normal conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the banking industry. The Fund may, however, invest less than 25% of its total assets in this industry if warranted due to adverse economic conditions and if investing less than 25% appears to be in the best interest of shareholders.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

JULY 1, 2007   1

JPMorgan Prime Money Market Fund (continued)

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Credit Risk.  The re is a risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation, and as a result the value of your investment could decline. The price and liquidity of a security can also be adversely affected as credit status deteriorates and the probability of default rises. The Fund minimizes credit risk by investing only in high-quality obligations and limiting the maturity of its investments.

Prepayment Risk.  The issuers of mortgage-backed and asset-backed securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When obligations are prepaid, the Fund may have to reinvest in securities with lower yields. In addition, the Fund may fail to recover additional amounts paid for securities with higher interest rates, resulting in an unexpected capital loss.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Concentration Risk.  Because the Fund will invest a significant portion of its assets in securities of companies in the banking industry, developments affecting the banking industry will have a disproportionate impact on the Fund. These risks generally include interest rate risk, credit risk and risk associated with regulatory changes in the banking industry. The profitability of banks depends largely on the availability and cost of funds, which can change depending on economic conditions.

Foreign Securities Risk.  Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability and may be subject to higher transaction costs and delayed settlement. There may also be less public information available about such securities.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash. Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	want an investment that strives to preserve capital

•	want regular income from a high quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

2   JPMORGAN MONEY MARKET FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Capital S hares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	3rd quarter, 2000	1.64%	Worst Quarter	4th quarter, 2003	0.23%
1st quarter, 2004
2nd quarter, 2004

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for Capital Shares prior to 1 / 1/0 6 is based on the performance of the Fund’s Institutional Class Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The performance for the period before the inception of Institutional Class Shares on 9/10/01 is based on the performance of Agency Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Capital Shares would have been different than those shown because Capital Shares have different expenses than Institutional Class and Agency Shares.

The Fund’s year-to-date total return as of 3/31/0 7 was 1. 29%.

JULY 1, 2007   3

JPMorgan Prime Money Market Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
CAPITAL SHARES[1]	5.00	2.43	3.88

1	The performance in the table for the period before Capital Shares were launched on 2/19/05 is based on the Fund’s Institutional Class Shares, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. The performance for the period before Institutional Class Shares were launched on 9/10/01 is based on the performance of Agency Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Capital Shares would have been different than those shown because Capital Shares have different expenses than Institutional Class and Agency Shares.

Investor Expenses for Capital Shares

The expenses of the Capital Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Capital Shares assets)

Management Fees	0.08
Shareholder Service Fees	0.05
Other Expenses[1]	0.10
Total Annual Operating Expenses	0.23
Fee Waiver and Expense Reimbursements[2]	(0.07)
Net Expenses[2]	0.16

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Capital Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.16% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Capital Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Capital Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
16	67	122	286

4   JPMORGAN MONEY MARKET FUNDS

JPMorgan Liquid Assets Money Market Fund

The Fund’s Objective

The Fund seeks current income with liquidity and stability of principal.

The Fund’s Main Investment Strategy

The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars. The Fund principally invests in:

•	high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations

•	debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities

•	securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

•	asset-backed securities

•	repurchase agreements and reverse repurchase agreements

•	taxable municipal obligations

•	funding agreements issued by banks and highly rated U.S. insurance companies, such as GICs and BICs.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMorgan Investment Advisors Inc. (JPMIA), the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund will concentrate its investments in the financial services industry, including asset-backed commercial paper programs. Therefore, under normal conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the financial services industry, which includes banks, broker-dealers, finance companies and other issuers of asset-backed securities. The Fund may, however, invest less than 25% of its total assets in this industry if warranted due to adverse economic conditions and if investing less than 25% appears to be in the best interest of shareholders.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33-1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. government or its agencies and instrumentalities or by cash.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

JULY 1, 2007   5

JPMorgan Liquid Assets Money Market Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Credit Risk.   There is a risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation, and as a result the value of your investment could decline. The price and liquidity of a security can also be adversely affected as credit status deteriorates and the probability of default rises. The Fund minimizes credit risk by investing only in high-quality obligations and limiting the maturity of its investments.

Prepayment Risk.  The issuers of mortgage-backed and asset-backed securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When obligations are prepaid, the Fund may have to reinvest in securities with lower yields. In addition, the Fund may fail to recover additional amounts paid for securities with higher interest rates, resulting in an unexpected capital loss.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Securities Lending Risk.  The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

•	JPMIA maintains a list of approved borrowers, which it believes to present low credit risk;

•	The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest;

•	The lending agent indemnifies the Fund against borrower default;

•	JPMIA’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses; and

•	Upon recall, the borrower must return the securities loaned within the normal settlement period.

Concentration Risk.  Because the Fund will invest a significant portion of its assets in securities of companies in the financial services industry, developments affecting the financial services industry will have a disproportionate impact on the Fund. These risks generally include interest rate risk, credit risk and risk associated with regulatory changes in the financial services industry. In addition, financial services companies are highly dependent on the supply of short-term financing.

Foreign Securities Risk. Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability and may be subject to higher transaction costs and delayed settlement. There may also be less public information available about such securities.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash. Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

6   JPMORGAN MONEY MARKET FUNDS

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	want an investment that strives to preserve capital

•	want regular income from a high quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

JULY 1, 2007   7

JPMorgan Liquid Assets Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Capital S hares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	4th quarter, 2000	1.56%	Worst Quarter	1st quarter, 2004	0.16%

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for Capital Shares prior to 1 / 1/0 6 is based on the performance of the Fund’s Investor Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Capital Shares would have been different than those shown because Capital Shares have different expenses than Investor Shares.

The Fund’s year-to-date total return as of 3/31/0 7 was 1 . 2 9%.

8   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
CAPITAL SHARES[1]	4.97	2.25	3.66

1	The performance in the table for the period before Capital Shares were launched on 2/19/05 is based on the Fund’s Investor Shares, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. The actual returns of Capital Shares would have been different than those shown because Capital Shares have different expenses than Investor Shares.

Investor Expenses for Capital Shares

The expenses of the Capital Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Capital Shares assets)

Management Fees	0.08
Shareholder Service Fees	0.05
Other Expenses[1]	0.11
Total Annual Operating Expenses	0.24
Fee Waiver and Expense Reimbursements[2]	(0.08)
Net Expenses[2]	0.16

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMI A, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Capital Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.16% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Capital Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Capital Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
16	69	127	298

JULY 1, 2007   9

JPMorgan U.S. Government Money Market Fund

The Fund’s Objective

The Fund seeks high current income with liquidity and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests its assets exclusively in:

•	debt securities issued or guaranteed by the U.S. government, or by U.S. government agencies or instrumentalities

•	repurchase agreements fully collateralized by U.S. Treasury and U.S. government securities.

If the Fund decides to invest in other types of securities, shareholders will be given 60 days advance notice.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33-1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. government or its agencies and instrumentalities or by cash.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Prepayment Risk.  The issuers of mortgage-backed and asset-backed securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When obligations are prepaid, the Fund may have to reinvest in securities with lower yields. In addition, the Fund may fail to recover additional amounts paid for securities with higher interest rates, resulting in an unexpected capital loss.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By

10   JPMORGAN MONEY MARKET FUNDS

contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Securities Lending Risk.  The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

•	JPMIA maintains a list of approved borrowers, which it believes to present low credit risk;

•	The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest;

•	The lending agent indemnifies the Fund against borrower default;

•	JPMIA’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses; and

•	Upon recall, the borrower must return the securities loaned within the normal settlement period.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	want an investment that strives to preserve capital

•	want regular income from a high quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

JULY 1, 2007   11

JPMorgan U.S. Government Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Capital Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	3rd quarter, 2000	1.64%	Worst Quarter	2nd quarter, 2004	0.24%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 7 was 1. 2 8%.

12   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
CAPITAL SHARES	4.96	2.42	3.86

Investor Expenses for Capital Shares

The expenses of the Capital Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Capital Shares assets)

Management Fees	0.08
Shareholder Service Fees	0.05
Other Expenses[1]	0.10
Total Annual Operating Expenses	0.23
Fee Waiver and Expense Reimbursements[2]	(0.07)
Net Expenses[2]	0.16

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMI A, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Capital Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.16% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Capital Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Capital Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
16	67	122	286

JULY 1, 2007   13

JPMorgan 100% U.S. Treasury Securities Money Market Fund

The Fund’s Objective

The Fund aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal.

The Fund’s Main Investment Strategy

The Fund invests its assets exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes.

These investments carry different interest rates, maturities and issue dates. The interest on these securities is generally exempt from state and local income taxes. The Fund does not buy securities issued or guaranteed by agencies of the U.S. government.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund will only buy securities that present minimal credit risk.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33-1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Treasury , or in other limited instances, by cash.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities and issue dates.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Securities Lending Risk.  The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The risk of securities lending is reduced, however, by the following policies:

•	JPMIM maintains a list of approved borrowers, which it believes to present low credit risk;

•	The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest;

•	The lending agent indemnifies the Fund against borrower default; and

•	Upon recall, the borrower must return the securities loaned within the normal settlement period.

14   JPMORGAN MONEY MARKET FUNDS

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash. Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	want an investment that strives to preserve capital

•	want regular income from a high quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

JULY 1, 2007   15

JPMorgan 100% U.S. Treasury Securities Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Capital S hares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	4th quarter, 2000	1.54%	Worst Quarter	4th quarter, 2003	0.20%
1st quarter, 2004
2nd quarter, 2004

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for Capital Shares prior to 1 / 1/0 6 is based on the performance of the Fund’s Institutional Class Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The performance for the period before the inception of Institutional Class Shares on 9/10/01 is based on the performance of Agency Shares which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Capital Shares would have been different than those shown because Capital Shares have different expenses than Institutional Class Shares and Agency Shares.

The Fund’s year-to-date total return as of 3/31/0 7 was 1. 22%.

16   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
CAPITAL SHARES[1]	4.69	2.21	3.57

1	The performance in the table for the period before Capital Shares were launched on 2/19/05 is based on the Fund’s Institutional Class Shares, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. The performance for the period before Institutional Class Shares were launched on 9/10/01 is based on the performance of Agency Shares , which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Capital Shares would have been different than those shown because Capital Shares have different expenses than Institutional Class Shares and Agency Shares.

Investor Expenses for Capital Shares

The expenses of the Capital Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Capital Shares assets)

Management Fees	0.08
Shareholder Service Fees	0.05
Other Expenses[1]	0.10
Total Annual Operating Expenses	0.23
Fee Waivers and Expense Reimbursements[2]	(0.07)
Net Expenses[2]	0.16

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Capital Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.16% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Capital Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Capital Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
16	67	122	286

JULY 1, 2007   17

The Funds’ Management and Administration

The following Funds are series of JPMorgan Trust I (JPMTI), a Delaware statutory trust:

•	Prime Money Market Fund

•	100% U.S. Treasury Securities Money Market Fund

Collectively, these are the JPMTI Funds.

The following Funds are series of JPMorgan Trust II (JPMTII), a Delaware statutory trust:

•	Liquid Assets Money Market Fund

•	U.S. Government Money Market Fund

Collectively, these are the JPMTII Funds.

The trustees of each trust are responsible for overseeing all business activities.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-766-7722 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary (as described below) who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Advisers

J.P. Morgan Investment Management Inc. ( JPMIM ) and JPMorgan Investment Advisors Inc. ( JPMIA ) each acts as investment adviser to several of the Funds and each makes day-to-day investment decisions for the Funds which it advises. JPMIM is the investment adviser to the JPMTI Funds, and JPMIA is the investment adviser to the JPMTII Funds.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167. JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMIA is located at 1111 Polaris Parkway, Columbus, OH 43240.

During the most recent fiscal period ended 2/28/0 7 , JPMIM or JPMIA were paid management fees (net of waivers, if any), as shown below, as a percentage of average daily net assets:

Prime Money Market Fund	0.08%
Liquid Assets Money Market Fund	0.08
U.S. Government Money Market Fund	0.08
100% U.S. Treasury Securities Money Market Fund	0.08

A discussion of the basis the Boards of Trustees of JPMTI and JPMTII used in reapproving the investment advisory agreement for the Funds is available in the shareholder report s for the period ended August 31, 200 6 .

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.10% of the first $100 billion of average daily net assets of all money market funds in the JPMorgan Funds Complex and 0.05% of average daily net assets over $100 billion.

The Funds’ Shareholder Servicing Agent

JPMTI and JPMTII, on behalf of the Funds, have entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.05% of the average daily net assets of Capital Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.05% annual fees to such entities for performing shareholder and administrative services.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM, JPMIA and the Administrator.

18   JPMORGAN MONEY MARKET FUNDS

Additional Compensation to Financial Intermediaries

JPMIM, JPMIA, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also , at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM, JPMIA and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

JULY 1, 2007   19

How Your Account Works

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Capital Shares of these Funds.

The price you pay for your shares is the net asset value (NAV) per share of the class. NAV is the value of everything a class of a Fund owns, minus everything the class owes, divided by the number of shares of that class held by investors. The Funds seek to maintain a stable NAV per share of $1.00. Each Fund uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The NAV of each class of shares is generally calculated as of the cut-off time each day the Funds are accepting orders. You will pay the next NAV per share calculated after the JPMorgan Institutional Funds Service Center accepts your order.

Capital Shares may be purchased by institutional investors such as corporations, pension and profit sharing plans, financial institutions, states, municipalities and foundations.

You may purchase Fund shares through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary. You may also purchase shares directly from the JPMorgan Institutional Funds Service Center.

Shares are available on any business day that the Federal Reserve Bank of New York (Federal Reserve) is open. In addition to weekends, the Federal Reserve is closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. A Fund may close when the Federal Reserve is open and the New York Stock Exchange (NYSE) is closed, such as Good Friday. On any business day when the Securities Industry and Financial Markets Association (SIFMA) recommends that the securities markets close trading early, a Fund may close trading early.

On occasion, the NYSE closes before 4:00 p.m. Eastern Time (ET). When the NYSE closes early , purchase orders accepted by the Fund after the NYSE closes will be effective the following business day. Each Fund, however, may elect to remain open following an early close of the NYSE . If your purchase order is accepted by the Fund before the Fund’s close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase orders accepted after a Fund closes will be effective the following business day.

If the Fund accepts your order by the Fund’s cut-off time listed below, we will process your purchase order at that day’s price and you will be entitled to all dividends declared on that day. If the Fund accepts your purchase order after the cut-off time, we will process it at the next day’s price.

Share ownership is electronically recorded ; therefore , no certificates will be issued.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders. In addition, your Financial Intermediary may be closed at times when the Fund is open .

Normally, the cut-off time for each Fund is:

Prime Money Market Fund	5:00 P.M. ET
Liquid Assets Money Market Fund	5:00 P.M. ET
U.S. Government Money Market Fund	5:00 P.M. ET
100% U.S. Treasury Securities Money Market Fund	2:00 P.M. ET

The Fund must receive “federal funds” by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m. ET) on the same business day the purchase order is placed. In the event that an order is placed by the cut-off time specified above but the related wire payment is not received by the Fund by the close of the Federal Reserve wire transfer system that same day, then either your order may not be effective until the next business day on which federal funds are timely received by the Fund, or the Fund reserves the right to cancel your purchase order and you will be liable for any resulting losses or fees incurred by the Fund or the Fund’s transfer agent. If you pay by check before the cut-off time, we will generally process your order the next business day the Fund is open for business.

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

20   JPMORGAN MONEY MARKET FUNDS

To open an account, buy or sell shares or get fund information, call:

JPMorgan Institutional Funds Service Center
1-800-766-7722

Minimum Investments

Capital Shares are subject to a $ 50 ,000,000 minimum investment requirement per Fund. Certain institutional investors may meet the minimum through the total amount of Capital Shares of the Fund for all such institutional investors with the Financial Intermediary. There are no minimum levels for subsequent purchases.

Former One Group accounts opened on or before October 28, 2004 will be subject to a $1,000,000 minimum. Former JPMorgan accounts opened on or before February 18, 2005 will be subject to a $20,000,000 minimum.

The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, such as when additional accounts of the investor may be aggregated together to meet the minimum requirement, see the SAI or call 1-800-766-7722.

General

The JPMorgan money market funds (including the Funds in this prospectus) are intended for short-term investment horizons, and do not monitor for market timers or prohibit short-term trading activity. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an Automated Clearing House (ACH) transaction is subject to certain limitations. See “Selling Fund Shares.”

All checks must be made payable to one of the following:

•	JPMorgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-766-7722 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Institutional Funds Service Center
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-CAPITAL)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

JULY 1, 2007   21

How Your Account Works (continued)

Orders by wire may be canceled if the JPMorgan Institutional Funds Service Center does not receive payment by the Fund’s cut-off time on the day that you placed your order. You will be responsible for any expenses and losses to the Funds.

You can buy shares in one of two ways:

Through Your Financial Intermediary

Tell your Financial Intermediary which Funds you want to buy and they will contact us. Your Financial Intermediary may charge you a fee and may offer additional services, such as special purchase and redemption programs, “sweep” programs, cash advances and redemption checks. Some Financial Intermediaries charge a single fee that covers all services.

The Fund must accept your order from your Financial Intermediary by the Fund’s cut-off time in order for us to process your purchase order at that day’s price. Your Financial Intermediary may impose different minimum investments and earlier cut-off times.

Your Financial Intermediary may be paid by JPMDS to assist you in establishing your account, executing transactions and monitoring your investment. Financial Intermediaries may provide the following services in connection with their customers’ investments in the Funds:

•	Acting directly or through an agent, as the sole shareholder of record

•	Maintaining account records for customers

•	Processing orders to purchase, redeem or exchange shares for customers

•	Responding to inquiries from shareholders

•	Assisting customers with investment procedures.

Through the JPMorgan Institutional Funds
Service Center

Call 1-800-766-7722
Or
Complete the Account Application and mail it along with a check for the amount you want to invest to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

The JPMorgan Institutional Funds Service Center will accept your order when federal funds, a wire, a check or ACH transaction is received together with a completed Account Application or other instructions in proper form.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.

SELLING FUND SHARES

You can sell your shares on any day that the Funds are accepting purchase orders. You will receive the next NAV per share calculated after the Fund accepts your order.

We will need the names of the registered shareholders, your account number and other information before we can sell your shares.

Under normal circumstances, if a Fund accepts your order before the Fund’s cut-off time, the Fund will make available to you the proceeds that same business day by wire. Otherwise, except as permitted by the federal securities laws, your redemption proceeds will be paid within seven days (one day for the JPMorgan Prime Money Market Fund and the JPMorgan Liquid Assets Money Market Fund) after acceptance of the redemption order.

If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Institutional Funds Service Center for more details.

You can sell your shares in one of two ways:

Through Your Financial Intermediary

Tell your Financial Intermediary which Fund’s shares you want to sell. The Fund must accept your order from your Financial Intermediary by the Fund’s cut-off time in order for us to process your order at that day’s price. Your Financial Intermediary will send the necessary documents to the JPMorgan Institutional Funds Service Center. Your Financial Intermediary may charge you for this service.

Your Financial Intermediary may have an earlier cut-off time for redemption orders.

22   JPMORGAN MONEY MARKET FUNDS

Through the JPMorgan Institutional Funds
Service Center

Call 1-800-766-7722. We will mail you a check or send the proceeds via electronic transfer or wire to the bank account on our records.
Or
Send a signed letter with your instructions to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

Redemptions-In-Kind

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

EXCHANGING FUND SHARES

Capital Shares may be exchanged for Capital S hares of other JPMorgan Funds subject to any investment minimum and eligibility requirement.

The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Generally, an exchange between JPMorgan Funds is considered a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange.

We reserve the right to limit the number of exchanges or to refuse an exchange. Your exchange privilege will be revoked if the exchange activity is considered excessive.

You can exchange your shares in one of two ways:

Through Your Financial Intermediary

Tell your Financial Intermediary which Fund’s shares you want to exchange. They will send the necessary documents to the JPMorgan Institutional Funds Service Center. Your Financial Intermediary may charge you for this service.

Through the JPMorgan Institutional Funds
Service Center

Call 1-800-766-7722 to ask for details.

OTHER INFORMATION CONCERNING THE FUNDS

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

If your account value falls below the Funds’ minimum investment requirement, the Funds reserve the right to redeem all of the remaining shares in your account and close your account. Before these actions are taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus.

You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the sale of shares by telephone without notice.

You may write to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

Shares of the JPMorgan U.S. Government Money Market Fund are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration (NCUA) Rules and Regulations and NCUA Letter Number 155. This Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of this Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder.

The Funds may suspend your ability to redeem or may postpone payment for more than seven days (more than one day for the JPMorgan Prime Money Market Fund and the JPMorgan Liquid Assets Money Market Fund) when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

JULY 1, 2007   23

Shareholder Information

DISTRIBUTIONS AND TAXES

The Funds can earn income and can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare dividends daily, so your shares can start earning dividends on the day you buy them. The Funds distribute the dividends monthly in the form of additional Fund shares of the same class, unless you tell us that you want distributions in cash or as a deposit in a pre-assigned bank account. The taxation of dividends will not be affected by the form in which you receive them. The Fund s declare and distribute any short-term capital gain at least annually. The Funds do not expect to realize long-term capital gain.

For federal income tax purposes, dividends of net investment income and any net short-term capital gains (see below), generally will be taxable as ordinary income. The state or municipality where you live may not charge you state and local taxes on dividends of tax-exempt interest earned on certain bonds.

Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes. It is unlikely that dividends from any of the Funds will qualify to any significant extent for the reduced 15% tax rate applicable to qualified dividend income.

If you receive distributions that are properly designated capital gain dividends, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. The Funds expect substantially all of their distributions of capital gain to be attributable to short-term capital gain which is taxed as ordinary income. The Funds do not expect to realize long term capital gain or losses.

The Funds’ investments in certain debt obligations and asset backed securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

The dates on which dividends and capital gains will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Gains, if any, resulting from the sale or exchange of your shares generally will be subject to tax.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of the tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Funds will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and monthly account statements. Please review these statements carefully. The Funds will correct errors if notified within 10 days of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Institutional Funds Service Center at 500 Stanton Christiana Road, 3-3750, Newark, DE 19713 or call 1-800-766-7722.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM or JPMIA, as applicable. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the JPMorgan Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

Each business day, each Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the prior business day. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will

24   JPMORGAN MONEY MARKET FUNDS

post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-766-7722.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

JULY 1, 2007   25

What the Terms Mean

Asset-backed securities: Interests in a stream of payments from specific assets, such as auto or credit card receivables.

Commercial paper: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

Demand notes: A debt security with no set maturity date. The investor can generally demand payment of the principal at any time.

Dollar weighted average maturity: The average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar weighted” means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.

Floating rate securities: Securities whose interest rates adjust automatically whenever a particular interest rate changes.

Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

Management fee: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund’s investments.

Municipal obligations: Debt securities issued by or on behalf of states, territories and possessions or by their agencies or other groups with authority to act for them.

Other expenses: Miscellaneous items, including transfer agency, administration, custody and registration fees.

Qualified banks: (i) U.S. banks with more than $1 billion in total assets, and foreign branches of these banks; or (ii) foreign banks with the equivalent of more than $1 billion in total assets and which have branches or agencies in the U.S. or (iii) other U.S. or foreign commercial banks which the Fund’s adviser judges to have comparable credit standing.

Repurchase agreements: A special type of a short-term investment. A dealer sells securities to a Fund and agrees to buy them back later for a set price. This set price includes interest. In effect, the dealer is borrowing the Fund’s money for a short time, using the securities as collateral.

Reverse repurchase agreements: Contract whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

Shareholder service fee: A fee to cover the cost of paying Financial Intermediaries to provide certain support services for your account.

U.S. government securities: Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

Variable rate securities: Securities whose interest rates are periodically adjusted.

26   JPMORGAN MONEY MARKET FUNDS

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JULY 1, 2007   27

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

Capital

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains		Total distributions
Prime Money Market Fund
Year Ended February 28, 2007	$1.00	$0.05	$—	(g)	$0.05	$(0.05)	$—		$(0.05)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
February 19, 2005 (e) to August 31, 2005	1.00	0.02	—		0.02	(0.02)	—		(0.02)

Liquid Assets Money Market Fund
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	—		(0.05)
July 1, 2005 to February 28, 2006 (d)	1.00	0.03	—	(g)	0.03	(0.03)	—		(0.03)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—		0.01	(0.01)	—		(0.01)

U.S. Government Money Market Fund (f)
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	—		(0.05)
July 1, 2005 to February 28, 2006 (d)	1.00	0.03	—		0.03	(0.03)	—		(0.03)
Year Ended June 30, 2005	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended June 30, 2002	1.00	0.02	—		0.02	(0.02)	—		(0.02)

100% U.S. Treasury Securities Money Market Fund
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	—	(g)	(0.05)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(g)	0.02	(0.02)	—		(0.02)
February 19, 2005 (e) to August 31, 2005	1.00	0.01	—		0.01	(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Effective February 19, 2005, Class I was renamed as Capital Shares.

(g)	Amount is less than $0.01.

28   JPMORGAN MONEY MARKET FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	5.15%	$38,644,921	0.16%	5.06%	0.23%
1.00	1.98	29,137,733	0.16	3.97	0.23
1.00	1.55	27,693,602	0.16	2.96	0.23

1.00	5.14	1,663,573	0.16	5.02	0.24
1.00	2.56	1,631,764	0.16	3.73	0.24
1.00	0.99	3,102,545	0.16	2.80	0.27

1.00	5.10	6,985,294	0.16	4.94	0.23
1.00	2.54	11,330,299	0.14	3.89	0.23
1.00	2.05	4,529,318	0.14	1.94	0.17
1.00	0.97	7,157,361	0.14	0.96	0.14
1.00	1.40	9,031,960	0.14	1.37	0.14
1.00	2.45	5,951,880	0.14	2.40	0.14

1.00	4.84	1,382,765	0.16	4.72	0.23
1.00	1.82	1,380,249	0.14	3.61	0.24
1.00	1.40	1,670,983	0.14	2.64	0.23

JULY 1, 2007   29

Legal Proceedings and Additional Fee and Expense Information

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

In addition, on August 30, 2005, the commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right to Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. In June 2007, the matter, which generally related to the same facts that were the subject of the SEC Order and NYAG settlement discussed above, was settled, and the West Virginia Order will be vacated.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

As noted above, the settlement agreement with the NYAG requires JPMorgan Investment Advisors to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between JPMorgan Investment Advisors and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by JPMorgan Investment Advisors and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that JPMorgan Investment Advisors and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Funds are the JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund, the JPMorgan Government Bond Fund and the JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund) and the Reduced Rates on various classes of those Funds were implemented September 27, 2004.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the

30   JPMORGAN MONEY MARKET FUNDS

shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMorgan Investment Advisors that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMorgan Investment Advisors and its affiliates, as applicable. The Funds offered in this prospectus are not subject to a Reduced Rate.

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan Prime Money Market Fund	Capital	0.16%	0.23%
JPMorgan Liquid Assets Money Market Fund	Capital	0.16	0.24
JPMorgan U.S. Government Money Market Fund	Capital	0.16	0.23
JPMorgan 100% U.S. Treasury Securities Money Market Fund	Capital	0.16	0.2 3

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On July 1, 200 7 , you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMorgan Investment Advisors and its affiliates; and the Gross Expense Ratios thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

JULY 1, 2007   31

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Prime Money Market Fund

	Capital Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$16	5.00%	4.84%	4.84%
June 30, 2009	25	10.25	9.84	4.77
June 30, 2010	26	15.76	15.08	4.77
June 30, 2011	27	21.55	20.57	4.77
June 30, 2012	28	27.63	26.32	4.77
June 30, 2013	30	34.01	32.35	4.77
June 30, 2014	31	40.71	38.66	4.77
June 30, 2015	33	47.75	45.27	4.77
June 30, 2016	34	55.13	52.20	4.77
June 30, 2017	36	62.89	59.46	4.77

JPMorgan Liquid Assets Money Market Fund

	Capital Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$16	5.00%	4.84%	4.84%
June 30, 2009	26	10.25	9.83	4.76
June 30, 2010	27	15.76	15.06	4.76
June 30, 2011	28	21.55	20.54	4.76
June 30, 2012	30	27.63	26.27	4.76
June 30, 2013	31	34.01	32.28	4.76
June 30, 2014	33	40.71	38.58	4.76
June 30, 2015	34	47.75	45.18	4.76
June 30, 2016	36	55.13	52.09	4.76
June 30, 2017	37	62.89	59.33	4.76

32   JPMORGAN MONEY MARKET FUNDS

JPMorgan U.S. Government Money Market Fund

	Capital Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$16	5.00%	4.84%	4.84%
June 30, 2009	25	10.25	9.84	4.77
June 30, 2010	26	15.76	15.08	4.77
June 30, 2011	27	21.55	20.57	4.77
June 30, 2012	28	27.63	26.32	4.77
June 30, 2013	30	34.01	32.35	4.77
June 30, 2014	31	40.71	38.66	4.77
June 30, 2015	33	47.75	45.27	4.77
June 30, 2016	34	55.13	52.20	4.77
June 30, 2017	36	62.89	59.46	4.77

JPMorgan 100% U.S. Treasury Securities Money Market Fund

	Capital Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$16	5.00%	4.84%	4.84%
June 30, 2009	25	10.25	9.84	4.77
June 30, 2010	26	15.76	15.08	4.77
June 30, 2011	27	21.55	20.57	4.77
June 30, 2012	28	27.63	26.32	4.77
June 30, 2013	30	34.01	32.35	4.77
June 30, 2014	31	40.71	38.66	4.77
June 30, 2015	33	47.75	45.27	4.77
June 30, 2016	34	55.13	52.20	4.77
June 30, 2017	36	62.89	59.46	4.77

JULY 1, 2007   33

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HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-766-7722 or writing to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102
1-202-551-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC’s website at http://www.sec.gov.

Investment Company Act File Nos.
JPMorgan Trust I	811-21295
JPMorgan Trust II	811-4236

© JPMorgan Chase & Co., 2007 All rights reserved. July 2007.	PR-MMC-707

PROSPECTUS JULY 1, 2007

Municipal Money Market Funds

E*TRADE Class Shares

JPMorgan Municipal Money Market Fund
JPMorgan California Municipal Money Market Fund
JPMorgan New York Municipal Money Market Fund

This prospectus is to be used only by clients of E*TRADE Securities LLC.

The Securities and Exchange Commission has
not approved or disapproved of these securities
or determined if this prospectus is truthful or
complete. Any representation to the contrary
is a criminal offense.

CONTENTS

JPMorgan Municipal Money Market Fund	1
JPMorgan California Municipal Money Market Fund	8
JPMorgan New York Municipal Money Market Fund	15
The Funds’ Management and Administration	22
How Your Account Works	25
Buying Fund Shares	25
Selling Fund Shares	27
Other Information Concerning the Funds	28
Shareholder Information	29
Distributions and Taxes	29
Shareholder Statements and Reports	32
Availability of Proxy Voting Record	3 3
Portfolio Holdings Disclosure	33
What the Terms Mean	34
Financial Highlights	36
Legal Proceedings and Additional Fee and Expense Information Affecting the JPMT II Funds	38
How To Reach Us	Back cover

This prospectus is to be used by clients of E*TRADE Securities LLC (E*TRADE Securities). E*TRADE Class Shares of the Funds may not be purchased directly by individuals. In order to be a shareholder of a Fund, an individual generally needs to have a brokerage account with E*TRADE Securities and have elected E*TRADE Class Shares as a “sweep” investment.

JPMorgan Municipal Money Market Fund

The Fund’s Objective

The Fund seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests primarily in municipal obligations, the interest on which is excluded from federal income taxes. As a fundamental policy, the Fund will invest at least 80% of its net assets in such municipal securities. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

Municipal obligations are securities that:

•	are issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, agencies and other groups with authority to act for the municipalities; and

•	are short-term money market instruments such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

The Fund will only purchase municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax.

The Fund may invest up to all of its assets in municipal obligations that produce income subject to the federal alternative minimum tax.

Up to 20% of the Fund’s remaining assets may be invested in securities subject to federal income tax, such as taxable money market instruments or repurchase agreements.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

JULY 1, 2007   1

JPMorgan Municipal Money Market Fund (continued)

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMorgan Investment Advisors Inc. (JPMIA), the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

2   JPMORGAN MONEY MARKET FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Municipal Obligations Risk.   Municipal obligations are subject to the following risks:

•	Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

•	Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

•	Since some municipal obligations may be secured or guaranteed by banks or other financial institutions, the risk to the Fund could increase if the credit quality of the financial institution providing the backing declines or the banking or financial sector suffers an economic downturn. In addition, to the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs and possible delayed settlement.

Tax Risk.  The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax. Consult your tax professional for more information.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

JULY 1, 2007   3

JPMorgan Municipal Money Market Fund (continued)

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective and may produce taxable income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	are looking for income that is not taxable

•	want an investment that strives to preserve capital

•	want regular income from a high quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

•	are investing through a tax-deferred account, such as an IRA

4   JPMORGAN MONEY MARKET FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. T he bar chart shows how the performance of the Fund’s E*Trade Class Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call E*TRADE Securities at 1-800-ETRADE-1 or go to www.etrade.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS1,2

Best Quarter	4th quarter, 2000	0. 8 3%	Worst Quarter	3rd quarter, 2003	– 0.0 2%

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for E*TRADE Class Shares prior to their inception on 1/17/06 is based on the performance of the Fund’s Premier Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. Prior class performance for the Premier Shares has been adjusted to reflect differences in expenses between classes.

The Fund’s year-to-date total return as of 3/31/0 7 was 0 .73%.

JULY 1, 2007   5

JPMorgan Municipal Money Market Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
E*TRADE CLASS SHARES[1]	2 . 50	0 . 96	1 . 72

1	Historical performance shown for E*TRADE Class Shares prior to their inception on 1/17/06 is based on the performance of the Fund’s Premier Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. Prior class performance for the Premier Shares has been adjusted to reflect differences in expenses between classes.

Investor Expenses for E*TRADE Class Shares

The expenses of the E*TRADE Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from E*Trade Class Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.60
Shareholder Service Fees	0.30
Other Expenses[1]	0.10
Total Annual Operating Expenses	1.08
Fee Waivers and Expense Reimbursements[2]	(0.08)
Net Expenses[2]	1.00

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMI A, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the E*TRADE Class Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.00% of the average daily net assets through 6/30/08.

6   JPMORGAN MONEY MARKET FUNDS

Example

The example below is intended to help you compare the cost of investing in the E*TRADE Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the E*TRADE Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
102	336	588	1,310

JULY 1, 2007   7

JPMorgan California Municipal Money Market Fund

The Fund’s Objective

The Fund aims to provide the highest possible level of current income which is exempt from federal and California personal income taxes, while still preserving capital and maintaining liquidity.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests primarily in municipal obligations, the interest on which is excluded from gross income for federal income tax purposes, exempt from California personal income taxes and is not subject to the federal alternative minimum tax on individuals . As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in such municipal obligations. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes.

Municipal obligations in which the Fund may invest are securities that:

•	are issued by the State of California, its political subdivisions, authorities, and agencies, as well as by Puerto Rico, other U.S. territories and their political subdivisions; and

•	are short-term money market instruments, such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

The Fund will only purchase municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax.

The remaining 20% of Assets may be invested in securities paying interest which is subject to federal and California personal income taxes or the federal alternative minimum tax. The Fund may exceed this limit for temporary defensive purposes. For example, when suitable municipal obligations are unavailable, the Fund may buy municipal obligations from other states. These would generally be subject to California personal income taxes.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

8   JPMORGAN MONEY MARKET FUNDS

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by J.P.Morgan Investment Management Inc. (JPMIM), the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differ ences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

JULY 1, 2007   9

JPMorgan California Municipal Money Market Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Risk of California Obligations.   The Fund will be particularly susceptible to difficulties affecting California and its municipalities.

Municipal Obligations Risk.   Municipal obligations are subject to the following risks:

•	Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

•	Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

•	Since some municipal obligations may be secured or guaranteed by banks or other institutions, the risk to the Fund could increase if the credit quality of the financial institution providing the backing declines or the banking or financial sector suffers an economic downturn. In addition, to the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs and possible delayed settlement.

Diversification Risk.  As a single state money market fund, the Fund is less diversified than other money market funds. This is because a single state fund is allowed by SEC rules to invest a

10   JPMORGAN MONEY MARKET FUNDS

significantly greater portion of its assets in one issuer. Because of these rules and the relatively small number of issuers of a particular state’s municipal securities, the Fund’s performance is more affected by the success of one or a few issuers than is the performance of a more diversified fund.

Tax Risk.  The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax or California personal income taxes. Consult your tax professional for more information.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Concentration Risk.  The Fund may invest more than 25% of its total assets in securities which rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments which affect those projects.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective and may produce taxable income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	are looking for income that is not taxable by the United States and by the State of California

•	want an investment that strives to preserve capital

•	want regular income from a high quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

•	are investing through a tax-deferred account, such as an IRA

JULY 1, 2007   11

JPMorgan California Municipal Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. Because E*TRADE Class Shares commenced operations on 1/17/06 and have not yet had a complete calendar year of performance, the bar chart shows how the performance of the Fund’s Morgan Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call E*TRADE Securities at 1-800-ETRADE-1 or go to www.etrade.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS1,2

Best Quarter	2nd quarter, 2000	0.85%	Worst Quarter	3rd quarter, 2003 1st quarter, 2004	0.11%

1	The Fund’s fiscal year end is the last day of February.

2	Since E*TRADE Class Shares commenced operations on 1/17/06 and have not yet had a complete calendar year of performance, the historical performance shown is based on the performance of the Fund’s Morgan Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. During this period, the actual returns of E*TRADE Class Shares would have been lower than shown because E*TRADE Class Shares have higher expenses than Morgan Shares.

The Fund’s year-to-date total return as of 3/31/0 7 was 0. 75%.

12   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
E*TRADE CLASS SHARES[1]	2.47	1.32	2.04

1	Historical performance shown for E*TRADE Class Shares prior to their inception on 1/17/06 is based on the performance of the Fund’s Morgan Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. During this period, the actual returns of E*TRADE Class Shares would have been lower than shown because E*TRADE Class Shares have higher expenses than Morgan Shares.

Investor Expenses for E*TRADE Class Shares

The expenses of the E*TRADE Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from E*Trade Class Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.60
Shareholder Service Fees	0.30
Other Expenses[1]	0.11
Total Annual Operating Expenses	1.09
Fee Waivers and Expense Reimbursements[2]	(0.09)
Net Expenses[2]	1.00

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the E*TRADE Class Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.00% of the average daily net assets through 6/30/08.

JULY 1, 2007   13

JPMorgan California Municipal Money Market Fund (continued)

Example

The example below is intended to help you compare the cost of investing in the E*TRADE Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the E*TRADE Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
102	338	592	1,321

14   JPMORGAN MONEY MARKET FUNDS

JPMorgan New York Municipal Money Market Fund

The Fund’s Objective

The Fund aims to provide the highest possible level of current income which is excluded from gross income and exempt from New York State and New York City personal income taxes, while still preserving capital and maintaining liquidity.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests primarily in municipal obligations, the interest on which is excluded from gross income for federal income tax purposes, exempt from New York State and New York City personal income taxes and is not subject to the federal alternative minimum tax on individuals . As a fundamental policy, the Fund normally invests at least 80% of the value of its Assets in such municipal obligations. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes.

Municipal obligations in which the Fund may invest are securities that:

•	are issued by the State of New York, its political subdivisions, authorities, and agencies, as well as by Puerto Rico, other

U.S. territories and their political subdivisions; and

•	are short-term money market instruments such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

The Fund will only purchase municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax.

The remaining 20% of Assets may be invested in securities paying interest which is subject to federal income tax, New York State and New York City personal income taxes or the federal alternative minimum tax. The Fund may exceed this limit for temporary defensive purposes. For example, when suitable municipal obligations are unavailable, the Fund may buy municipal obligations from other states. These would generally be subject to New York State and New York City personal income taxes.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the

JULY 1, 2007   15

JPMorgan New York Municipal Money Market Fund (continued)

Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMIM, the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIM, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

16   JPMORGAN MONEY MARKET FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIM’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Risk of New York Obligations.   The Fund will be particularly susceptible to difficulties affecting New York State and its municipalities.

Municipal Obligations Risk.   Municipal obligations are subject to the following risks:

•	Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

•	Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

•	Since some municipal obligations may be secured or guaranteed by banks or other financial institutions, the risk to the Fund could increase if the credit quality of the financial institution providing the backing declines or the banking or financial sector suffers an economic downturn. In addition, to the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs and possible delayed settlement.

Diversification Risk.  As a single state money market fund, the Fund is less diversified than other money market funds. This is because a single state fund is allowed by SEC rules to invest

JULY 1, 2007   17

JPMorgan New York Municipal Money Market Fund (continued)

a significantly greater portion of its assets in one issuer. Because of these rules and the relatively small number of issuers of a particular state’s municipal securities, the Fund’s performance is more affected by the success of one or a few issuers than is the performance of a more diversified fund.

Tax Risk.  The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax, or New York State or New York City personal income taxes. Consult your tax professional for more information.

Concentration Risk.  The Fund may invest more than 25% of its total assets in securities which rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments which affect those projects.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective and may produce taxable income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	are looking for income that is not taxable by the United States, by the State of New York and by New York City

•	want an investment that strives to preserve capital

•	want regular income from a high quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

•	are investing through a tax-deferred account, such as an IRA

18   JPMORGAN MONEY MARKET FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. Because E*TRADE Class Shares commenced operations on 1/17/06 and have not yet had a complete calendar year of performance , the bar chart shows how the performance of the Fund’s Reserve Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call E*TRADE Securities at 1-800-ETRADE-1 or go to www.etrade.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS1,2

Best Quarter	2nd quarter, 2000	0.91%	Worst Quarter	3rd quarter, 2003	0.04%

1	The Fund’s fiscal year end is the last day of February.

2	Since E*TRADE Class Shares commenced operations on 1/17/06 and have not yet had a complete calendar year of performance, the historical performance shown is based on the performance of the Fund’s Reserve Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The performance for the period before Reserve Shares were launched on 7/31/00 is based on the performance of the Fund’s Morgan Shares, which also invest in the same portfolio of securities, but whose shares are not offered in this prospectus. During these periods, the actual returns of E*TRADE Class Shares would have been lower than shown because E*TRADE Class Shares have higher expenses than Morgan Shares and Reserve Shares.

The Fund’s year-to-date total return as of 3/31/0 7 was 0. 72%.

JULY 1, 2007   19

JPMorgan New York Municipal Money Market Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ending December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
E*TRADE CLASS SHARES[1]	2 . 4 7	1. 16	1 . 99

1	Historical performance shown for E*TRADE Class Shares prior to their inception on 1/17/06 is based on the performance of the Fund’s Reserve Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The performance for the period before Reserve Shares were launched on 7/31/00 is based on the performance of the Fund’s Morgan Shares, which also invest in the same portfolio of securities, but whose shares are not offered in this prospectus. During these periods, the actual returns of E*TRADE Class Shares would have been lower than shown because E*TRADE Class Shares have higher expenses than Morgan Shares and Reserve Shares.

Investor Expenses for E*TRADE Class Shares

The expenses of the E*TRADE Class Shares (including acquired fund fees and expenses) before and after reimbursement are shown below.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from E*Trade Class Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.60
Shareholder Service Fees	0.30
Other Expenses[1]	0.12
Total Annual Operating Expenses	1.10
Fee Waiver and Expense Reimbursements[2]	(0.10)
Net Expenses[2]	1.00

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the E*TRADE Class Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.00% of the average daily net assets through 6/30/08.

20   JPMORGAN MONEY MARKET FUNDS

Example

The example below is intended to help you compare the cost of investing in the E*TRADE Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the E*TRADE Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
102	340	597	1,331

JULY 1, 2007   21

The Funds’ Management and Administration

The California Municipal Money Market Fund and New York Municipal Money Market Fund are series of JPMorgan Trust I (JPMTI) and the Municipal Money Market Fund is a series of JPMorgan Trust II (JPMTII) . E ach trust is a Delaware statutory trust.

The trustees of each trust are responsible for overseeing all business activities.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. A Financial Intermediary (as described below) who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Advisers

J.P. Morgan Investment Management Inc. ( JPMIM ) and JPMorgan Investment Advisors Inc. ( JPMIA ) each acts as investment adviser and each makes day-to-day investment decisions for the Funds which it advises. JPMIM is the investment adviser to the California Municipal Money Market Fund and New York Municipal Money Market Fund, and JPMIA is the investment adviser to the Municipal Money Market Fund.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167. JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMIA is located at 1111 Polaris Parkway, Columbus, OH 43240.

22   JPMORGAN MONEY MARKET FUNDS

During the most recent fiscal period ended 2/28/0 7 , JPMIM or JPMIA were paid management fees (net of waivers, if any), as shown below, as a percentage of average daily net assets:

Municipal Money Market Fund	0.08%
California Municipal Money Market Fund	0.08
New York Municipal Money Market Fund	0.08

A discussion of the basis the Boards of Trustees of JPMTI and JPMTII used in reapproving the investment advisory agreement for the Funds is available in the shareholder report s for the period ended August 31, 200 6.

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.10% of the first $100 billion of average daily net assets of all money market funds in the JPMorgan Funds Complex and 0.05% of average daily net assets over $100 billion.

The Funds’ Shareholder Servicing Agent

JPMTI and JPMTII, on behalf of the Funds, have entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.30% of the average daily net assets of E*TRADE Class Shares of each Fund. JPMDS has entered into service agreements with E*TRADE Securities LLC or its affiliate (E*TRADE Securities) under which it will pay all or a portion of the 0.30% annual fees to E*TRADE Securities for performing shareholder and administrative services. The amount payable for “service fees” (as defined by the NASD) does not exceed 0.25% of the average annual net assets attributable to the E*TRADE Class Shares of each Fund.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM, JPMIA and the Administrator.

Each of the Funds has adopted a Rule 12b-1 distribution plan under which they pay annual distribution

JULY 1, 2007   23

The Funds’ Management and Administration (continued)

fees of up to 0.60% of the average daily net assets attributable to E*TRADE Class Shares.

Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to E*TRADE Securities under an agreement with the Distributor to sell shares of the Funds. Payments are not tied to the amount of actual expenses incurred.

Because Rule 12b-1 expenses are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

Additional Compensation to Financial Intermediaries

JPMIM, JPMIA, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also , at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries, including E*TRADE Securities, who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor. These additional cash payments are payments over and above the Rule 12b-1 fees and shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries who provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM, JPMIA and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

24   JPMORGAN MONEY MARKET FUNDS

How Your Account Works

The Funds’ E*TRADE Class Shares are offered only to clients of E*TRADE Securities. E*TRADE Class Shares may not be purchased directly by individuals, although E*TRADE Securities may purchase E*TRADE Class Shares for accounts maintained by individuals who generally have elected E*TRADE Class Shares as a “sweep” investment. Individuals for whom E*TRADE Securities purchases Fund shares should contact E*TRADE Securities to purchase or sell Fund shares. E*TRADE Securities may impose policies, limitations and fees which are different than those described herein.

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy E*TRADE Class Shares of these Funds.

The price you pay for your shares is the net asset value (NAV) per share of the class. NAV is the value of everything a class of a Fund owns, minus everything the class owes, divided by the number of shares of that class held by investors. The Funds seek to maintain a stable NAV per share of $1.00. Each Fund uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The NAV of each class of shares is generally calculated as of the cut-off time each day the Funds are accepting orders. You will pay the next NAV per share calculated after JPMorgan Institutional Funds Service Center accepts the order.

Shares are available on any business day that the Federal Reserve Bank of New York (Federal Reserve) is open. In addition to weekends, the Federal Reserve is closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. A Fund may close when the Federal Reserve is open and the New York Stock Exchange (NYSE) is closed, such as Good Friday. On any business day when the Securities Industry and Financial Markets Association (SIFMA) recommends that the securities markets close trading early, a Fund may close trading early.

On occasion, the NYSE closes before 4:00 p.m. Eastern Time (ET). When the NYSE closes early ,

JULY 1, 2007   25

How Your Account Works (continued)

purchase orders accepted by the Fund after the NYSE closes will be effective the following business day. Each Fund, however, may elect to remain open following an early close of the NYSE . If a purchase order is accepted by the Fund before the Fund’s close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase orders accepted after a Fund closes will be effective the following business day.

If the Fund accepts your order by the Fund’s cut-off time listed below, we will process your purchase order at that day’s price and you will be entitled to all dividends declared on that day. If the Fund accepts your purchase order after the cut-off time, we will process it at the next day’s price.

Share ownership is electronically recorded ; therefore , no certificates will be issued.

E*TRADE Securities will be responsible for transmitting your purchase order to the Fund by the Fund’s cut-off time. E*TRADE Securities may have an earlier cut-off time for purchase orders. In addition, E*TRADE Securities may be closed at times when the Fund is open .

Normally, the cut-off time for each Fund is:

Municipal Money Market Fund	NOON ET
California Municipal Money Market Fund	NOON ET
New York Municipal Money Market Fund	NOON ET

The Fund must receive “federal funds” by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m. ET) on the same business day the purchase order is placed. In the event that an order is placed by the cut-off time specified above but the related wire payment is not received by the Fund by the close of the Federal Reserve wire transfer system that same day, then either your order may not be effective until the next business day on which federal funds are timely received by the Fund, or the Fund reserves the right to cancel your purchase order and you will be liable for any resulting losses or fees incurred by the Fund or the Fund’s transfer agent. If you pay by check before the cut-off time, we will generally process your order the next business day the Fund is open for business.

The Funds have the right to refuse any purchase order or to

26   JPMORGAN MONEY MARKET FUNDS

stop offering shares for sale at any time.

General

The JPMorgan money market funds (including the Funds in this prospectus) are intended for short-term investment horizons, and do not monitor for market timers or prohibit short-term trading activity. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

E*TRADE Securities will be paid by JPMDS to assist you in establishing your account, executing transactions and monitoring your investment. E*TRADE Securities may provide the following services in connection with their customers’ investments in the Funds:

•	Acting directly or through an agent, as the sole shareholder of record

•	Maintaining account records for customers

•	Processing orders to purchase, redeem or exchange shares for customers

•	Responding to inquiries from shareholders

•	Assisting customers with investment procedures.

Federal law requires all financial institutions, including E*TRADE Financial, to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will be asked for certain information. Your Account Application is required by law to be rejected if the required identifying information is not provided. Once all required information is received, federal law requires that your identity be verified. After an account is opened, your ability to purchase additional shares until your identity is verified may be restricted. If your identity cannot be verified, within a reasonable time, your account may be closed and redeemed at the NAV per share next calculated after the account is closed.

SELLING FUND SHARES

You can sell your shares on any day that the Funds are accepting purchase orders. You will receive the next NAV per share calculated after the Fund accepts your order.

Under normal circumstances, if a Fund accepts your order before the Fund’s cut-off time, the Fund will make available to you the proceeds that same business day by

JULY 1, 2007   27

How Your Account Works (continued)

wire. Otherwise, except as permitted by the federal securities laws, your redemption proceeds will be paid within seven days after acceptance of the redemption order.

Contact E*TRADE Securities about which Fund’s shares you want to sell. The Fund must accept your order from E*TRADE Securities by the Fund’s cut-off time in order for us to process your order at that day’s price. E*TRADE Securities may charge you for this service.

E*TRADE Securities may have an earlier cut-off time for redemption orders.

Redemptions-In-Kind

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

OTHER INFORMATION CONCERNING THE FUNDS

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

The Funds may suspend your ability to redeem or may postpone payment for more than seven days when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

28   JPMORGAN MONEY MARKET FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

The Funds can earn income and can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare dividends daily, so your shares can start earning dividends on the day you buy them. The Funds distribute the dividends monthly in the form of additional Fund shares of the same class, unless you tell us that you want distributions in cash or as a deposit in a pre-assigned bank account. The taxation of dividends will not be affected by the form in which you receive them. The Fund s declare and distribute any short-term capital gain at least annually. The Funds do not expect to realize long-term capital gain.

For federal income tax purposes, dividends of net investment income and any net short-term capital gains (see below), generally will be taxable as ordinary income. If, at the close of each quarter, at least 50% of the value of a Fund’s total assets consists of tax-exempt interest obligations, the Fund will be eligible to designate distributions of interest derived from tax-exempt-interest obligations as “exempt-interest dividends.” Properly designated exempt-interest dividends paid by the Funds generally are not subject to federal income taxes, but may be subject to state and local taxes and may be subject to federal alternative minimum tax, both for individuals and corporations. The state or municipality where you live may not charge you state and local taxes on properly designated exempt-interest dividends earned on certain bonds. You should consult your tax advis or concerning your own tax situation and the state and local tax consequences of investing in a Fund. Shareholders that receive social security or railroad retirement benefits should also consult their tax advisers to determine what effect, if any, an investment in any of the Funds may have on the federal taxation of their benefits.

The Supreme Court has agreed to hear an appeal of a state court decision that might significantly affect how states tax in-state and out-of-state municipal bonds. A Kentucky state court held that a Kentucky law violates the U.S. Constitution by treating, for Kentucky state tax purposes, the interest income on in-state municipal bonds differently from the income on out-of-state municipal bonds. If the Supreme Court affirms this holding, each state will likely revisit the way in

JULY 1, 2007   29

Shareholder Information (continued)

which it treats the interest on municipal bonds, and this has the potential to increase significantly the amount of state tax paid by shareholders on exempt-interest dividends. The Supreme Court likely will hold oral arguments on this case in the fall of 2007 and issue a decision sometime thereafter. You should consult your tax advisor to discuss the tax consequences of your investment in the Funds.

California personal income tax law provides that dividends paid by a regulated investment company, or series thereof, from interest on obligations that would be exempt from California personal income tax if held directly by an individual, are excludable from gross income if (1) at the close of each quarter of such company’s taxable year, at least 50% of the value of its total assets consists of obligations the interest from which would be exempt from California taxation if such obligations were held by an individual and (2) if such dividends are properly designated as exempt-interest dividends in a written notice mailed to shareholders no later than 60 days after the close of the California Municipal Money Market Fund’s taxable year. Distributions to individual shareholders derived from items other than exempt-interest described above will be subject to California personal income tax. In addition, corporate shareholders should note that dividends will not be exempt from California corporate income or franchise tax. California has an alternative minimum tax similar to the federal AMT. However, the California AMT does not include interest from private activity municipal obligations as an item of tax preference. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of a Fund will not be deductible for California personal income tax purposes. Investors should consult their tax advis ors about other state and local tax consequences of the investment in the Fund.

Dividends received from the New York Municipal Money Market Fund that are derived from interest attributable to obligations of the State of New York or certain other governmental entities (for example, the Commonwealth of Puerto Rico, the U.S. Virgin Islands or Guam), the interest on which was excludable from gross income for purposes of both federal income taxation and New York State and City personal income taxation (“New York Tax-Exempt Bonds”) and designated as such, are exempt from

30   JPMORGAN MONEY MARKET FUNDS

New York State and New York City personal income tax as well as from the New York City Unincorporated Business Tax (but not New York State corporate franchise tax or the New York City business tax), provided that such dividends constitute exempt-interest dividends under Section 852(b)(5) of the Internal Revenue Code of 1986. Dividends and distributions derived from income (including capital gains on all New York Tax-Exempt Bonds) other than interest on New York Tax-Exempt Bonds generally are not exempt from New York State and New York City taxes. For New York State and City tax purposes, distributions of net long-term capital gains will be taxable at the same rates as ordinary income. Distributions by the Fund from investment income and capital gains, including exempt-interest dividends, are included in a corporation’s net investment income for purposes of calculating such corporation’s New York State franchise taxes and the New York City General Corporation Tax, if received by a corporation subject to those taxes, and will be subject to such taxes to the extent that a corporation’s net investment income is allocated to New York State and/or New York City. To the extent that investors are subject to state and local taxes outside of New York State, dividends paid by the Fund may be taxable income for purposes thereof. In addition, to the extent that the Fund’s dividends are derived from interest attributable to the obligations of any other state or of a political subdivision of any such other state or are derived from capital gains, such dividends generally will not be exempt from New York State or New York City tax. The New York AMT excludes tax-exempt interest as an item of tax preference. Interest incurred to buy or carry shares of the Fund is not deductible for federal, New York State or New York City personal income tax purposes. The foregoing is a general summary of the New York State and New York City tax consequences of investing in the Fund. Investors should consult their tax advis ors about other state and local tax consequences of investment in the Fund.

Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes. It is unlikely that dividends from any of the Funds will qualify to any significant extent for the reduced 15% tax rate applicable to qualified dividend income.

JULY 1, 2007   31

Shareholder Information (continued)

If you receive distributions that are properly designated capital gain dividends, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. The Funds expect substantially all of their distributions of capital gain to be attributable to short-term capital gain which is taxed as ordinary income. The Funds do not expect to realize long term capital gain or losses.

The Funds’ investments in certain debt obligations and asset backed securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

The dates on which dividends and capital gains will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Gains, if any, resulting from the sale or exchange of your shares generally will be subject to tax.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of the tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advis or to see how investing in the Funds will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and/or account statements. Please review these statements carefully. The Funds will correct errors if notified within 10 days of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements,

32   JPMORGAN MONEY MARKET FUNDS

as they could be needed for tax purposes.

After each fiscal half-year, you will receive a financial report from the Funds or your Financial Intermediary. In addition, the Funds or your Financial Intermediary will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to E*TRADE Securities LLC, P.O. Box 989030, West Sacramento, CA 95798-9030 or call 1-800- ETRADE-1 (1-800-387-2331).

AVAILABILITY OF PROXY
VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM or JPMIA, as applicable. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 will be available on the SEC’s website at www.sec.gov or on the JPMorgan Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio secu rity, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

Each business day, each Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the prior business day. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800- ETRADE-1 (1-800-387-2331).

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

JULY 1, 2007   33

What the Terms Mean

Distribution fee: Covers the cost of the distribution system used to sell shares to the public.

Dollar weighted average maturity: The average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar weighted” means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.

Floating rate securities: Securities whose interest rates adjust automatically whenever a particular interest rate changes.

Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

Management fee: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund’s investments.

Municipal lease obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of general obligations of the municipality.

Municipal obligations: Debt securities issued by or on behalf of states, territories and possessions or by their agencies or other groups with authority to act for them.

Other expenses: Miscellaneous items, including transfer agency, administration, custody and registration fees.

Repurchase agreements: A special type of a short-term investment. A dealer sells securities to a Fund and agrees to buy them back later for a set price. This set price includes interest. In effect, the dealer is borrowing the Fund’s money for a short time, using the securities as collateral.

Reverse repurchase agreements: Contract whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

Shareholder service fee: A fee to cover the cost of paying Financial Intermediaries to provide certain support services for your account.

Tax exempt municipal securities: Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. government securities: Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

Variable rate securities: Securities whose interest rates are periodically adjusted.

34   JPMORGAN MONEY MARKET FUNDS

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JULY 1, 2007   35

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past two fiscal period s . Certain infor mation reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distri butions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

E*Trade Class Shares

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gains
Municipal Money Market Fund
Year Ended February 28, 2007	$1.00	$0.03		$—	(e)	$0.03		$(0.03)		$—	(e)
January 17, 2006 (c) to February 28, 2006 (d)	1.00	—	(e)	—		—	(e)	—	(e)	—

California Municipal Money Market Fund
Year Ended February 28, 2007	1.00	0.03		—	(e)	0.03		(0.03)		—
January 17, 2006 (c) to February 28, 2006 (f)	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—

New York Municipal Money Market Fund
Year Ended February 28, 2007	1.00	0.03		—	(e)	0.03		(0.03)		—
January 17, 2006 (c) to February 28, 2006 (f)	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Commencement of offering of class of shares.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Amount rounds to less than $0.01

(f)	The Fund changed its fiscal year end from August 31 to the last day of February.

36   JPMORGAN MONEY MARKET FUNDS

			Ratios/Supplemental data
					Ratios to average net assets (a)
Total distributions		Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

$(0.03)		$1.00	2.59%	$1,723,433	1.00%	2.60%	1.08%

—	(e)	1.00	0.25	307,366	1.00	2.11	1.09

(0.03)		1.00	2.53	948,839	1.00	2.53	1.09

—	(e)	1.00	0.25	70,216	1.00	2.10	1.24

(0.03)		1.00	2.55	429,685	1.00	2.56	1.10

—	(e)	1.00	0.24	82,319	1.00	2.08	1.11

JULY 1, 2007   37

Legal Proceedings and Additional Fee and Expense Information
          Affecting the JPMTII Funds

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in

38   JPMORGAN MONEY MARKET FUNDS

Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

In addition, on August 30, 2005, the commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right to Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. In June 2007, the matter, which generally related to the same facts that were the subject of the SEC Order and NYAG settlement discussed above, was settled, and the West Virginia Order will be vacated.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

As noted above, the settlement agreement with the NYAG requires JPMorgan Investment Advisors to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between JPMorgan Investment Advisors and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by JPMorgan Investment Advisors and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that JPMorgan Investment Advisors and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Funds are the Large Cap Value Fund, the Equity Index Fund, the Equity Income Fund, the Government Bond Fund and the U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund)

JULY 1, 2007   39

Legal Proceedings and Additional Fee and Expense Information
           Affecting the JPMTII Funds (continued)

and the Reduced Rates on various classes of those Funds were implemented September 27, 2004.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMorgan Investment Advisors that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursement to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMorgan Investment Advisors and its affiliates, as applicable. The Municipal Money Market Fund offered in this prospectus is not subject to a Reduced Rate. The California Municipal Money Market Fund and New York Municipal Money Market Fund are not subject to these disclosure requirements.

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan Municipal Money Market Fund	E*TRADE	1.00%	1.0 8%

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On July 1, 200 7 , you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

40   JPMORGAN MONEY MARKET FUNDS

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMorgan Investment Advisors and its affiliates; and the Gross Expense Ratios thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

JPMorgan municipal money market fund

	E*TRADE Class SHARES
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$102	5.00%	4.00%	4.00%
June 30, 2009	115	10.25	8.08	3.92
June 30, 2010	119	15.76	12.31	3.92
June 30, 2011	124	21.55	16.72	3.92
June 30, 2012	129	27.63	21.29	3.92
June 30, 2013	134	34.01	26.05	3.92
June 30, 2014	139	40.71	30.99	3.92
June 30, 2015	144	47.75	36.12	3.92
June 30, 2016	150	55.13	41.46	3.92
June 30, 2017	156	62.89	47.00	3.92

JULY 1, 2007   41

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HOW TO REACH US

For Shareholder Inquiries:

By telephone

Call E*TRADE Securities LLC
at 1-800-ETRADE-1
(1-800-387-2331)

By mail

Write to:
E*TRADE Securities LLC
P.O. Box 989030
West Sacramento, CA 95798-9030

On the Internet

www.etrade.com
<http://www.etrade.com/>

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102
1-202-551-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC’s website at http://www.sec.gov.

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information by calling 1-800-766-7722 or writing to:

JPMorgan Institutional Funds
    Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

You can also find information online at www.jpmorganfunds.com.

Investment Company Act File Nos.
JPMorgan Trust I JPMorgan Trust II	811-21295 811-4236

©JPMorgan Chase & Co. All Rights Reserved. July 2007.

0707-JPMPRS4-P51098

PROSPECTUS JULY 1, 2007

JPMorgan

Money Market

Funds

Investor Shares

JPMorgan Liquid Assets Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Liquid Assets Money Market Fund	1
JPMorgan U.S. Treasury Plus Money Market Fund	6
The Funds’ Management and Administration	10
How Your Account Works	1 1
Buying Fund Shares	1 1
Selling Fund Shares	1 3
Exchanging Fund Shares	1 4
Other Information Concerning the Funds	1 4
Shareholder Information	1 5
Distributions and Taxes	1 5
Shareholder Statements and Reports	1 5
Availability of Proxy Voting Record	1 5
Portfolio Holdings Disclosure	1 5
What the Terms Mean	1 7
Financial Highlights	1 8
Legal Proceedings and Additional Fee and Expense Information	20
How to Reach Us	Inside back cover

JPMorgan Liquid Assets Money Market Fund

The Fund’s Objective

The Fund seeks current income with liquidity and stability of principal.

The Fund’s Main Investment Strategy

The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars. The Fund principally invests in:

•	high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations

•	debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities

•	securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

•	asset-backed securities

•	repurchase agreements and reverse repurchase agreements

•	taxable municipal obligations

•	funding agreements issued by banks and highly rated U.S. insurance companies, such as GICs and BICs.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMorgan Investment Advisors Inc. (JPMIA), the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund will concentrate its investments in the financial services industry, including asset-backed commercial paper programs. Therefore, under normal conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the financial services industry, which includes banks, broker-dealers, finance companies and other issuers of asset-backed securities. The Fund may, however, invest less than 25% of its total assets in this industry if warranted due to adverse economic conditions and if investing less than 25% appears to be in the best interest of shareholders.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33-1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. government or its agencies and instrumentalities or by cash.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

JULY 1, 2007   1

JPMorgan Liquid Assets Money Market Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Credit Risk.   There is a risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation, and as a result the value of your investment could decline. The price and liquidity of a security can also be adversely affected as credit status deteriorates and the probability of default rises. The Fund minimizes credit risk by investing only in high-quality obligations and limiting the maturity of its investments.

Prepayment Risk.  The issuers of mortgage-backed and asset-backed securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When obligations are prepaid, the Fund may have to reinvest in securities with lower yields. In addition, the Fund may fail to recover additional amounts paid for securities with higher interest rates, resulting in an unexpected capital loss.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agen cies and instrumentalities if not required to do so by law.

Securities Lending Risk.  The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

•	JPMIA maintains a list of approved borrowers, which it believes to present low credit risk;

•	The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest;

•	The lending agent indemnifies the Fund against borrower default;

•	JPMIA’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses; and

•	Upon recall, the borrower must return the securities loaned within the normal settlement period.

Concentration Risk.  Because the Fund will invest a significant portion of its assets in securities of companies in the financial services industry, developments affecting the financial services industry will have a disproportionate impact on the Fund. These risks generally include interest rate risk, credit risk and risk associated with regulatory changes in the financial services industry. In addition, financial services companies are highly dependent on the supply of short-term financing.

Foreign Securities Risk.  Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability and may be subject to higher transaction costs and delayed settlement. There may also be less public information available about such securities.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

2   JPMORGAN MONEY MARKET FUNDS

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	want an investment that strives to preserve capital

•	want regular income from a high quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

JULY 1, 2007   3

JPMorgan Liquid Assets Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Investor Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800- 766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	3rd quarter, 2000	1.56%	Worst Quarter	1st quarter, 2004	0.16%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 7 was 1.21%.

4   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
INVESTOR SHARES	4.61	2.11	3.59

Investor Expenses for Investor Shares

The expenses of the Investor Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(Expenses that are deducted from Investor Shares assets)

Management Fees	0.08
Shareholder Service Fees	0.35
Other Expenses[1]	0.11
Total Annual Operating Expenses	0.54
Fee Waiver and Expense Reimbursements[2]	(0.03)

Net Expenses[2]	0.51

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Investor Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.51% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Investor Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Investor Shares and your actual costs may be higher or lower.

YOUR COST ($)
(with or without redemption)

1 Year	3 Years	5 Years	10 Years
52	170	299	674

JULY 1, 2007   5

JPMorgan U.S. Treasury Plus Money Market Fund

The Fund’s Objective

The Fund seeks current income with liquidity and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests its assets exclusively in:

•	obligations of the U.S. Treasury, including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury

•	repurchase agreements fully collateralized by U.S. Treasury securities.

The debt securities described above carry different interest rates, maturities and issue dates.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 6 0 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities and issue dates.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.   Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

6   JPMORGAN MONEY MARKET FUNDS

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	want an investment that strives to preserve capital

•	want regular income from a high quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

JULY 1, 2007   7

JPMorgan U.S. Treasury Plus Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Investor Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call 1-800- 766-7722 or visit www.jpmorganfunds.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2000	1.52%	Worst Quarter	2nd quarter, 2004	0.13%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 7 was 1.19%.

8   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
INVESTOR SHARES	4.53	2.00	3.40

Investor Expenses for Investor Shares

The expenses of the Investor Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(Expenses that are deducted from Investor S hares assets)

Management Fees	0.08
Shareholder Service Fees	0.35
Other Expenses[1]	0.10

Total Annual Operating Expenses	0.53
Fee Waiver and Expense Reimbursements[2]	(0.02)

Net Expenses[2]	0.51

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Investor Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.51% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Investor Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Investor Shares and your actual costs may be higher or lower.

YOUR COST ($)
(with or without redemption)

1 Year	3 Years	5 Years	10 Years
52	168	294	663

JULY 1, 2007   9

The Funds’ Management and Administration

The Funds are series of JPMorgan Trust II (JPMTII), a Delaware statutory trust.

The trustees of JPMTII are responsible for overseeing all business activities.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800- 766-7722 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary (as described below) who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Adviser

JPMorgan Investment Advisors Inc. ( JPMIA ) acts as investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMIA is located at 1111 Polaris Parkway, Columbus, OH 43240.

During the most recent fiscal period ended 2/28/0 7 , JPMIA was paid management fees (net of waivers, if any), as shown below, as a percentage of average daily net assets:

Liquid Assets Money Market Fund	0.08%
U.S. Treasury Plus Money Market Fund	0.08

A discussion of the basis the Board of Trustees of JPMTII used in reapproving the investment advisory agreement for the Funds is available in the shareholder report s for the period ended August 31, 200 6 .

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.10% of the first $100 billion of average daily net assets of all money market funds in the JPMorgan Funds Complex and 0.05% of average daily net assets over $100 billion.

The Funds’ Shareholder Servicing Agent

JPMTII, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.35% of the average daily net assets of Investor Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the annual fees described above to such entities for performing shareholder and administrative services. The amount payable for “service fees” (as defined by the NASD) does not exceed 0.25% of the average annual net assets attributable to the Investor Shares of each Fund.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIA and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIA, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also , at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIA and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

10   JPMORGAN MONEY MARKET FUNDS

How Your Account Works

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Investor Shares of these Funds.

The price you pay for your shares is the net asset value (NAV) per share of the class. NAV is the value of everything a class of a Fund owns, minus everything the class owes, divided by the number of shares of that class held by investors. The Funds seek to maintain a stable NAV per share of $1.00. Each Fund uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The NAV of each class of shares is generally calculated as of the cut-off time each day the Funds are accepting orders. You will pay the next NAV per share calculated after JPMorgan Institutional Funds Service Center accepts your order.

Investor Shares may be purchased by the general public.

You may purchase Fund shares through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Funds, including investment minimum requirements, which may be the same as or differ ent from the requirements for investors purchasing directly from the Funds. You may also purchase shares directly from JPMorgan Institutional Funds Service Center.

Shares are available on any business day that the Federal Reserve Bank of New York (Federal Reserve) is open. In addition to weekends, the Federal Reserve is closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. A Fund may close when the Federal Reserve is open and the New York Stock Exchange (NYSE) is closed, such as Good Friday. On any business day when the Securities Industry and Financial Markets Association (SIFMA) recommends that the securities markets close trading early, a Fund may close trading early.

On occasion, the NYSE closes before 4:00 p.m. Eastern Time (ET). When the NYSE closes early , purchase orders accepted by the Fund after the NYSE closes will be effective the following business day. Each Fund, however, may elect to remain open following an early close of the NYSE . If your purchase order is accepted by the Fund before the Fund’s close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase orders accepted after a Fund closes will be effective the following business day.

If the Fund accepts your order by the Fund’s cut-off time listed below, we will process your purchase order at that day’s price and you will be entitled to all dividends declared on that day. If the Fund accepts your purchase order after the cut-off time, we will process it at the next day’s price.

Share ownership is electronically recorded ; therefore , no certificates will be issued.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders. In addition, your Financial Intermediary may be closed at times when the Fund is open .

Normally, the cut-off time for each Fund is 5:00 P.M. ET.

The Fund must receive “federal funds” by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m. ET) on the same business day the purchase order is placed. In the event that an order is placed by the cut-off time specified above but the related wire payment is not received by the Fund by the close of the Federal Reserve wire transfer system that same day, then either your order may not be effective until the next business day on which federal funds are timely received by the Fund, or the Fund reserves the right to cancel your purchase order and you will be liable for any resulting losses or fees incurred by the Fund or the Fund’s transfer agent. If you pay by check before the cut-off time, we will generally process your order the next business day the Fund is open for business.

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

To open an acc ount, buy or sell shares or to get fund information, call:

JPMorgan Institutional Funds Service Center
1-800- 766-7722

JULY 1, 2007   11

How Your Account Works (continued)

Minimum Investments

Investor Shares are subject to a $1,000,000 minimum investment requirement per Fund. There are no minimum levels for subsequent purchases.

Former One Group accounts opened on or before February 18, 2005 will be subject to a $200,000 minimum.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k) and 403(b) ) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800- 766-7722 .

General

The JPMorgan money market funds (including the Funds in this prospectus) are intended for short-term investment horizons, and do not monitor for market timers or prohibit short-term trading activity. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Institutional Funds Service Center or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Institutional Funds Service Center by check or an Automated Clearing House (ACH) transaction is subject to certain limitations. See “Selling Fund Shares.”

All checks must be made payable to one of the following:

•	JPMorgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800- 766-7722 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Institutional Funds
    Service Center
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-INVESTOR)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Institutional Funds Service Center does not receive payment by the Fund’s cut-off time on the day that you placed your order. You will be responsible for any expenses and losses to the Funds.

12   JPMORGAN MONEY MARKET FUNDS

You can buy shares in one of two ways:

Through Your Financial Intermediary

Tell your Financial Intermediary which Funds you want to buy and they will contact us. Your Financial Intermediary may charge you a fee and may offer additional services, such as special purchase and redemption programs, “sweep” programs, cash advances and redemption checks. Some Financial Intermediaries charge a single fee that covers all services.

The Fund must accept your order from your Financial Intermediary by the Fund’s cut-off time in order for us to process your purchase order at that day’s price. Your Financial Intermediary may impose different minimum investments and earlier cut-off times.

Your Financial Intermediary may be paid by JPMDS to assist you in establishing your account, executing transactions and monitoring your investment. Financial Intermediaries may provide the following services in connection with their customers’ investments in the Funds:

•	Acting directly or through an agent, as the sole shareholder of record

•	Maintaining account records for customers

•	Processing orders to purchase, redeem or exchange shares for customers

•	Responding to inquiries from shareholders

•	Assisting customers with investment procedures.

Through the JPMorgan Institutional Funds Service Center
Call 1-800- 766-7722
Or
Complete the Account Application and mail it along with a check for the amount you want to invest to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

JPMorgan Institutional Funds Service Center will accept your order when federal funds, a wire, a check or ACH transaction is received together with a completed Account Application or other instructions in proper form.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.

SELLING FUND SHARES

You can sell your shares on any day that the Funds are accepting purchase orders. You will receive the next NAV per share calculated after the Fund accepts your order.

We will need the names of the registered shareholders, your account number and other information before we can sell your shares.

Under normal circumstances, if a Fund accepts your order before the Fund’s cut-off time, the Fund will make available to you the proceeds that same business day by wire. Otherwise, except as permitted by the federal securities laws, your redemption proceeds will be paid within seven days (one day for the JPMorgan Liquid Assets Money Market Fund) after acceptance of the redemption order.

If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact JPMorgan Institutional Funds Service Center for more details.

You can sell your shares in one of two ways:

Through Your Financial Intermediary

Tell your Financial Intermediary which Fund’s shares you want to sell. The Fund must accept your order from your Financial Intermediary by the Fund’s cut-off time in order for us to process your order at that day’s price. Your Financial Intermediary will send the necessary documents to JPMorgan Institutional Funds Service Center . Your Financial Intermediary may charge you for this service.

Your Financial Intermediary may have an earlier cut-off time for redemption orders.

JULY 1, 2007   13

How Your Account Works (continued)

Through the JPMorgan Institutional Funds Service Center

Call 1-800- 766-7722 . We will mail you a check or send the proceeds via electronic transfer or wire to the bank account on our records.
Or
Send a signed letter with your instructions to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

Redemptions-In-Kind

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

EXCHANGING FUND SHARES

Investor Shares may be exchanged for Investor S hares of other JPMorgan Funds , subject to any minimum investment and eligibility requirement.

The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Generally, an exchange between JPMorgan Funds is considered a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange.

We reserve the right to limit the number of exchanges or to refuse an exchange. Your exchange privilege will be revoked if the exchange activity is considered excessive.

You can exchange your shares in one of two ways:

Through Your Financial Intermediary

Tell your Financial Intermediary which Fund’s shares you want to exchange. They will send the necessary documents to JPMorgan Institutional Funds Service Center . Your Financial Intermediary may charge you for this service.

Through JPMorgan Institutional Funds Service Center

Call 1-800- 766-7722 to ask for details.

OTHER INFORMATION CONCERNING THE FUNDS

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the Funds’ minimum investment requirement, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the sale of shares by telephone without notice.

You may write to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

The Funds may suspend your ability to redeem or may postpone payment for more than seven days (more than one day for the JPMorgan Liquid Assets Money Market Fund) when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

14   JPMORGAN MONEY MARKET FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

The Funds can earn income and can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare dividends daily, so your shares can start earning dividends on the day you buy them. The Funds distribute the dividends monthly in the form of additional Fund shares of the same class, unless you tell us that you want distributions in cash or as a deposit in a pre-assigned bank account. The taxation of dividends will not be affected by the form in which you receive them. The Fund s declare and distribute any short-term capital gain at least annually. The Funds do not expect to realize long-term capital gain.

For federal income tax purposes, dividends of net investment income and any net short-term capital gains (see below), generally will be taxable as ordinary income. The state or municipality where you live may not charge you state and local taxes on dividends of tax-exempt interest earned on certain bonds.

Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes. It is unlikely that dividends from any of the Funds will qualify to any significant extent for the reduced 15% tax rate applicable to qualified dividend income.

If you receive distributions that are properly designated capital gain dividends, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. The Funds expect substantially all of their distributions of capital gain to be attributable to short-term capital gain which is taxed as ordinary income. The Funds do not expect to realize long term capital gain or losses.

The Funds’ investments in certain debt obligations and asset backed securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

The dates on which dividends and capital gains will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Gains, if any, resulting from the sale or exchange of your shares generally will be subject to tax.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of the tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Funds will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and monthly account statements. Please review these statements carefully. The Funds will correct errors if notified within 10 days of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to JPMorgan Institutional Funds Service Center at 500 Stanton Christiana Road, 3-3750, Newark, DE 19713 or call 1-800- 766-7722 .

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIA. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the JPMorgan Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

Each business day, each Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the prior business day. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition

JULY 1, 2007   15

Shareholder Information (continued)

to providing hard copies upon request, the Funds will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800- 766-7722 .

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

16   JPMORGAN MONEY MARKET FUNDS

What the Terms Mean

Asset-backed securities: Interests in a stream of payments from specific assets, such as auto or credit card receivables.

Commercial paper: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

Demand notes: A debt security with no set maturity date. The investor can generally demand payment of the principal at any time.

Dollar weighted average maturity: The average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar weighted” means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.

Floating rate securities: Securities whose interest rates adjust automatically whenever a particular interest rate changes.

Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

Management fee: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund’s investments.

Municipal obligations: Debt securities issued by or on behalf of states, territories and possessions or by their agencies or other groups with authority to act for them.

Other expenses: Miscellaneous items, including transfer agency, administration, custody and registration fees.

Qualified banks: (i) U.S. banks with more than $1 billion in total assets, and foreign branches of these banks; or (ii) foreign banks with the equivalent of more than $1 billion in total assets and which have branches or agencies in the U.S. or (iii) other U.S. or foreign commercial banks which the Fund’s adviser judges to have comparable credit standing.

Repurchase agreements: A special type of a short-term investment. A dealer sells securities to a Fund and agrees to buy them back later for a set price. This set price includes interest. In effect, the dealer is borrowing the Fund’s money for a short time, using the securities as collateral.

Reverse repurchase agreements: Contract whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

Shareholder service fee: A fee to cover the cost of paying Financial Intermediaries to provide certain support services for your account.

U.S. government securities: Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

Variable rate securities: Securities whose interest rates are periodically adjusted.

JULY 1, 2007   17

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

Investor

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Total Distributions
Liquid Assets Money Market Fund (c)
Year Ended February 28, 2007	$1.00	$0.05	$—	(e)	$0.05	$(0.05)	$(0.05)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(e)	0.02	(0.02)	(0.02)
Year Ended June 30, 2005	1.00	0.02	—		0.02	(0.02)	(0.02)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)	(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)	(0.01)
Year Ended June 30, 2002	1.00	0.02	—		0.02	(0.02)	(0.02)

U.S. Treasury Plus Money Market Fund (c)
Year Ended February 28, 2007	1.00	0.05	—	(e)	0.05	(0.05)	(0.05)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(e)	0.02	(0.02)	(0.02)
Year Ended June 30, 2005	1.00	0.02	—	(e)	0.02	(0.02)	(0.02)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)	(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)	(0.01)
Year Ended June 30, 2002	1.00	0.02	—		0.02	(0.02)	(0.02)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Effective February 19, 2005, Class I was renamed as Investor Shares.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Amount is less than $0.01.

18   JPMORGAN MONEY MARKET FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	4.77%	$1,841,427	0.51%	4.69%	0.54%
1.00	2.32	1,685,923	0.51	3.44	0.54
1.00	1.77	1,962,817	0.52	1.58	0.55
1.00	0.65	3,898,608	0.52	0.65	0.54
1.00	1.15	4,881,506	0.52	1.14	0.55
1.00	2.14	5,325,870	0.52	2.12	0.55

1.00	4.70	1,854,344	0.51	4.60	0.53
1.00	2.21	1,987,416	0.51	3.27	0.54
1.00	1.52	2,509,650	0.52	1.56	0.52
1.00	0.55	2,920,637	0.52	0.54	0.52
1.00	0.99	3,912,526	0.52	0.99	0.53
1.00	2.07	4,188,032	0.52	2.01	0.53

JULY 1, 2007   19

Legal Proceedings and Additional Fee and Expense Information

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

In addition, on August 30, 2005, the commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right to Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. In June 2007, the matter, which generally related to the same facts that were the subject of the SEC Order and NYAG settlement discussed above, was settled, and the West Virginia Order will be vacated.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

As noted above, the settlement agreement with the NYAG requires JPMorgan Investment Advisors to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between JPMorgan Investment Advisors and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by JPMorgan Investment Advisors and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that JPMorgan Investment Advisors and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Funds are the JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund, the JPMorgan Government Bond Fund and the JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund) and the Reduced Rates on various classes of those Funds were implemented September 27, 2004.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made

20   JPMORGAN MONEY MARKET FUNDS

in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMorgan Investment Advisors that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMorgan Investment Advisors and its affiliates, as applicable. The Funds offered in this prospectus are not subject to a Reduced Rate.

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan Liquid Assets Money Market Fund	Investor	0.51%	0.54%
JPMorgan U.S. Treasury Plus Money Market Fund	Investor	0.51	0.5 3

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On July 1, 200 7 , you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMorgan Investment Advisors and its affiliates; and the Gross Expense Ratios thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

JULY 1, 2007   21

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Liquid Assets Money Market Fund

	Investor Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$52	5.00%	4.49%	4.49%
June 30, 2009	58	10.25	9.15	4.46
June 30, 2010	60	15.76	14.02	4.46
June 30, 2011	63	21.55	19.10	4.46
June 30, 2012	66	27.63	24.42	4.46
June 30, 2013	69	34.01	29.96	4.46
June 30, 2014	72	40.71	35.76	4.46
June 30, 2015	75	47.75	41.82	4.46
June 30, 2016	78	55.13	48.14	4.46
June 30, 2017	82	62.89	54.75	4.46

JPMorgan U.S. Treasury Plus Money Market Fund

	Investor Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$52	5.00%	4.49%	4.49%
June 30, 2009	57	10.25	9.16	4.47
June 30, 2010	59	15.76	14.04	4.47
June 30, 2011	62	21.55	19.14	4.47
June 30, 2012	65	27.63	24.46	4.47
June 30, 2013	67	34.01	30.03	4.47
June 30, 2014	70	40.71	35.84	4.47
June 30, 2015	74	47.75	41.91	4.47
June 30, 2016	77	55.13	48.25	4.47
June 30, 2017	80	62.89	54.88	4.47

22   JPMORGAN MONEY MARKET FUNDS

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HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800- 766-7722 or writing to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102
1-202-551-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. 811-4236

© JPMorgan Chase & Co., 2007 All rights reserved. July 2007.	PR-MMINV-707

PROSPECTUS JULY 1, 2007

JPMorgan

Money Market

Funds

Service Shares

JPMorgan Liquid Assets Money Market Fund
JPMorgan U.S. Government Money Market Fund
JPMorgan Municipal Money Market Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Liquid Assets Money Market Fund	1
JPMorgan U.S. Government Money Market Fund	6
JPMorgan Municipal Money Market Fund	10
The Funds’ Management and Administration	14
How Your Account Works	16
Buying Fund Shares	16
Selling Fund Shares	17
Exchanging Fund Shares	18
Other Information Concerning the Funds	18
Shareholder Information	19
Distributions and Taxes	19
Shareholder Statements and Reports	19
Availability of Proxy Voting Record	19
Portfolio Holdings Disclosure	20
What the Terms Mean	21
Financial Highlights	22
Legal Proceedings and Additional Fee and Expense Information	24
How to Reach Us	Inside back cover

JPMorgan Liquid Assets Money Market Fund

The Fund’s Objective

The Fund seeks current income with liquidity and stability of principal.

The Fund’s Main Investment Strategy

The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars. The Fund principally invests in:

•	high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations

•	debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities

•	securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

•	asset-backed securities

•	repurchase agreements and reverse repurchase agreements

•	taxable municipal obligations

•	funding agreements issued by banks and highly rated U.S. insurance companies, such as GICs and BICs.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMorgan Investment Advisors Inc. (JPMIA), the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund will concentrate its investments in the financial services industry, including asset-backed commercial paper programs. Therefore, under normal conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the financial services industry, which includes banks, broker-dealers, finance companies and other issuers of asset-backed securities. The Fund may, however, invest less than 25% of its total assets in this industry if warranted due to adverse economic conditions and if investing less than 25% appears to be in the best interest of shareholders.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33-1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. government or its agencies and instrumentalities or by cash.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

JULY 1, 2007   1

JPMorgan Liquid Assets Money Market Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. T he Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Credit Risk.   There is a r isk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation, and as a result the value of your investment could decline. The price and liquidity of a security can also be adversely affected as credit status deteriorates and the probability of default rises. The Fund minimizes credit risk by investing only in high-quality obligations and limiting the maturity of its investments.

Prepayment Risk.  The issuers of mortgage-backed and asset-backed securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When obligations are prepaid, the Fund may have to reinvest in securities with lower yields. In addition, the Fund may fail to recover additional amounts paid for securities with higher interest rates, resulting in an unexpected capital loss .

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Securities Lending Risk.  The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

•	JPMIA maintains a list of approved borrowers, which it believes to present low credit risk;

•	The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest;

•	The lending agent indemnifies the Fund against borrower default;

•	JPMIA’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses; and

•	Upon recall, the borrower must return the securities loaned within the normal settlement period.

Concentration Risk.  Because the Fund will invest a significant portion of its assets in securities of companies in the financial services industry, developments affecting the financial services industry will have a disproportionate impact on the Fund. These risks generally include interest rate risk, credit risk and risk associated with regulatory changes in the financial services industry. In addition, financial services companies are highly dependent on the supply of short-term financing.

Foreign Securities Risk. Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability and may be subject to higher transaction costs and delayed settlement. There may also be less public information available about such securities.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash. Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

2   JPMORGAN MONEY MARKET FUNDS

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	want an investment that strives to preserve capital

•	want regular income from a high quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

JULY 1, 2007   3

JPMorgan Liquid Assets Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Service S hares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call your Financial Intermediary. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	3rd quarter, 2000	1. 44%	Worst Quarter	3rd quarter, 2003	0.03%
4th quarter, 2003
1st quarter, 2004

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for Service Shares prior to their inception on 7/15/05 is based on the performance of the Fund’s Investor Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. Prior class performance for the Investor Shares has been adjusted to reflect differences in expenses between classes.

The Fund’s year-to-date total return as of 3/31/0 7 was 1 . 09%.

4   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
SERVICE SHARES[1]	4.10	1.59	3.05

1	The performance in the table for the period before Services Shares were launched on 7/15/05 is based on the Fund’s Investor Shares, the original class offered, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. Prior class performance for the Investor Shares has been adjusted to reflect differences in expenses between the classes.

Investor Expenses for Service Shares

The expenses of the Service Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Service Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.60
Shareholder Service Fees	0.30
Other Expenses[1]	0.11

Total Annual Operating Expenses	1.09
Fee Waiver and Expense Reimbursements[2]	(0.0 4)

Net Expenses[2]	1.0 5

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Service Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.0 5% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Service Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Service Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
10 7	3 43	5 97	1,32 5

JULY 1, 2007   5

JPMorgan U.S. Government Money Market Fund

The Fund’s Objective

The Fund seeks high current income with liquidity and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests its assets exclusively in:

•	debt securities issued or guaranteed by the U.S. government, or by U.S. government agencies or instrumentalities

•	repurchase agreements fully collateralized by U.S. Treasury and U.S. government securities.

If the Fund decides to invest in other types of securities, shareholders will be given 60 days advance notice.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 60 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33-1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. government or its agencies and instrumentalities or by cash.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Prepayment Risk.  The issuers of mortgage-backed and asset-backed securities may be able to repay principal early, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of these securities. When obligations are prepaid, the Fund may have to reinvest in securities with lower yields. In addition, the Fund may fail to recover additional amounts paid for securities with higher interest rates, resulting in an unexpected capital loss.

Government Securities Risk.  The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By

6   JPMORGAN MONEY MARKET FUNDS

contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Securities Lending Risk.  The Fund may lend securities, which involves the risk that the loaned securities may not be returned if the borrower or the lending agent defaults. The collateral is also subject to the risks of the securities in which it is invested. The risk of securities lending is reduced, however, by the following policies:

•	JPMIA maintains a list of approved borrowers, which it believes to present low credit risk;

•	The Fund receives collateral equal to at least 100% of the current value of the securities loaned plus accrued interest;

•	The lending agent indemnifies the Fund against borrower default;

•	JPMIA’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses; and

•	Upon recall, the borrower must return the securities loaned within the normal settlement period.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash. Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	want an investment that strives to preserve capital

•	want regular income from a high quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

JULY 1, 2007   7

JPMorgan U.S. Government Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Service S hares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call your Financial Intermediary. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	3rd quarter, 2000	1. 42%	Worst Quarter	3rd quarter, 2003	0.01%
4th quarter, 2003
1st quarter, 2004

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for Service Shares prior to their inception on 7/15/05 is based on the performance of the Fund’s Capital Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. Prior class performance for the Capital Shares has been adjusted to reflect differences in expenses between classes.

The Fund’s year-to-date total return as of 3/31/0 7 was 1.0 7%.

8   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
SERVICE SHARES[1]	4.08	1.51	2.94

1	The performance in the table for the period before Services Shares were launched on 7/15/05 is based on the Fund’s Capital Shares, the original class offered, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. Prior class performance for the Capital Shares has been adjusted to reflect differences in expenses between the classes.

Investor Expenses for Service Shares

The expenses of the Service Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Service Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.60
Shareholder Service Fees	0.30
Other Expenses[1]	0.09
Total Annual Operating Expenses	1.07
Fee Waiver and Expense Reimbursements[2]	(0.0 2)
Net Expenses[2]	1.0 5

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Service Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.0 5% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Service Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Service Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
10 7	33 8	58 8	1, 304

JULY 1, 2007   9

JPMorgan Municipal Money Market Fund

The Fund’s Objective

The Fund seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests primarily in municipal obligations, the interest on which is excluded from federal income taxes. As a fundamental policy, the Fund will invest at least 80% of its net assets in such municipal securities. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

Municipal obligations are securities that:

•	are issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, agencies and other groups with authority to act for the municipalities; and

•	are short-term money market instruments such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

The Fund will only purchase municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax.

The Fund may invest up to all of its assets in municipal obligations that produce income subject to the federal alternative minimum tax.

Up to 20% of the Fund’s remaining assets may be invested in securities subject to federal income tax, such as taxable money market instruments or repurchase agreements.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMIA, the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

10   JPMORGAN MONEY MARKET FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Municipal Obligations Risk.  Municipal obligations are subject to the following risks:

•	Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

•	Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

•	Since some municipal obligations may be secured or guaranteed by banks or other financial institutions, the risk to the Fund could increase if the credit quality of the financial institution providing the backing declines or the banking or financial sector suffers an economic downturn. In addition, to the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs and possible delayed settlement.

Tax Risk.  The Fund may invest in securities whose interest is subject to federal income tax or the federal alternative minimum tax. Consult your tax professional for more information.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash. Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective and may produce taxable income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	are looking for income that is not taxable

•	want an investment that strives to preserve capital

•	want regular income from a high quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

•	are investing through a tax-deferred account, such as an IRA

JULY 1, 2007   11

JPMorgan Municipal Money Market Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Service shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information call your Financial Intermediary. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1,2

Best Quarter	4th quarter, 2000	0. 8 3%	Worst Quarter	3rd quarter, 2003	– 0.0 2%

1	The Fund’s fiscal year end is the last day of February.

2	Historical performance shown for Service Shares prior to their inception on 7/15/05 is based on the performance of the Fund’s Premier Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. Prior class performance for the Premier Shares has been adjusted to reflect differences in expenses between classes.

The Fund’s year-to-date total return as of 3/31/0 7 was 0.6 6%.

12   JPMORGAN MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
SERVICE SHARES[1]	2 . 50	0. 96	1.72

1	The performance in the table for the period before Services Shares were launched on 7/15/05 is based on the Fund’s Premier Shares, the original class offered, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. Prior class performance for the Premier Shares has been adjusted to reflect differences in expenses between classes.

Investor Expenses for Service Shares

The expenses of the Service Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Service Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.60
Shareholder Service Fees	0.30
Other Expenses[1]	0.11
Total Annual Operating Expenses	1.09
Fee Waivers and Expense Reimbursements[2]	(0.0 4 )
Net Expenses[2]	1.0 5

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Service Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.0 5% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Service Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Service Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
10 7	3 43	59 7	1,32 5

JULY 1, 2007   13

The Funds’ Management and Administration

The Funds are series of JPMorgan Trust II (JPMTII), a Delaware statutory trust.

The trustees of JPMTII are responsible for overseeing all business activities.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-766-7722 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary (as described below) who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Adviser

JPMorgan Investment Advisors Inc. ( JPMIA ) acts as investment adviser to the Funds and makes day-to-day investment decisions for the Funds. JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMIA is located at 1111 Polaris Parkway, Columbus, OH 43240.

During the most recent fiscal period ended 2/28/0 7 , JPMIA was paid management fees (net of waivers, if any), as shown below, as a percentage of average daily net assets:

Liquid Assets Money Market Fund	0.08%
U.S. Government Money Market Fund	0.08
Municipal Money Market Fund	0.08

A discussion of the basis the Board of Trustees of JPMTII used in reapproving the investment advisory agreement for the Funds is available in the shareholder report s for the period ended August 31, 200 6 .

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.10% of the first $100 billion of average daily net assets of all money market funds in the JPMorgan Funds Complex and 0.05% of average daily net assets over $100 billion.

The Funds’ Shareholder Servicing Agent

JPMTII, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.30% of the average daily net assets of Service Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.30% annual fees to such entities for performing shareholder and administrative services. The amount payable for “service fees” (as defined by the NASD) does not exceed 0.25% of the average annual net assets attributable to the Service Shares of each Fund.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIA and the Administrator.

Each of the Funds has adopted a Rule 12b-1 distribution plan under which they pay annual distribution fees of up to 0.60% of the average daily net assets attributable to Service Shares.

Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to the amount of actual expenses incurred.

Because Rule 12b-1 expenses are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

Additional Compensation to Financial Intermediaries

JPMIA, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also , at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial

14   JPMORGAN MONEY MARKET FUNDS

Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor. These additional cash payments are payments over and above the Rule 12b-1 fees and shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIA and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

JULY 1, 2007   15

How Your Account Works

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Service Shares of these Funds.

The price you pay for your shares is the net asset value (NAV) per share of the class. NAV is the value of everything a class of a Fund owns, minus everything the class owes, divided by the number of shares of that class held by investors. The Funds seek to maintain a stable NAV per share of $1.00. Each Fund uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The NAV of each class of shares is generally calculated as of the cut-off time each day the Funds are accepting orders. You will pay the next NAV per share calculated after the JPMorgan Institutional Funds Service Center accepts your order.

Service Shares may be purchased by Financial Intermediaries (see below) that are paid to assist investors in establishing accounts, executing transactions and monitoring their investment.

You may purchase Fund shares through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary. Financial Intermediaries may impose eligibility requirements for each of their clients or customers investing in the Funds, including investment minimum requirements, which may be the same as or differ ent from the requirements for investors purchasing directly from the Funds. You may also purchase shares directly from the JPMorgan Institutional Funds Service Center.

Shares are available on any business day that the Federal Reserve Bank of New York (Federal Reserve) is open. In addition to weekends, the Federal Reserve is closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. A Fund may close when the Federal Reserve is open and the New York Stock Exchange (NYSE) is closed, such as Good Friday. On any business day when the Securities Industry and Financial Markets Association (SIFMA) recommends that the securities markets close trading early, a Fund may close trading early.

On occasion, the NYSE closes before 4:00 p.m. Eastern Time (ET). When the NYSE closes early , purchase orders accepted by the Fund after the NYSE closes will be effective the following business day. Each Fund, however, may elect to remain open following an early close of the NYSE . If your purchase order is accepted by the Fund before the Fund’s close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase orders accepted after a Fund closes will be effective the following business day.

If the Fund accepts your order by the Fund’s cut-off time listed below, we will process your purchase order at that day’s price and you will be entitled to all dividends declared on that day. If the Fund accepts your purchase order after the cut-off time, we will process it at the next day’s price.

Share ownership is electronically recorded ; therefore , no certificates will be issued.

Your Financial Intermediary will be responsible for transmitting your purchase order to the Fund by the Fund’s cut-off time. Your Financial Intermediary may have an earlier cut-off time for purchase orders. In addition, your Financial Intermediary may be closed at times when the Fund is open .

Normally, the cut-off time for each Fund is:

Liquid Assets Money Market Fund	5:00 P.M.	ET
U.S. Government Money Market Fund	5:00 P.M.	ET
Municipal Money Market Fund	NOON	ET

The Fund must receive “federal funds” by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m. ET) on the same business day the purchase order is placed. In the event that an order is placed by the cut-off time specified above but the related wire payment is not received by the Fund by the close of the Federal Reserve wire transfer system that same day, then either your order may not be effective until the next business day on which federal funds are timely received by the Fund, or the Fund reserves the right to cancel your purchase order and you will be liable for any resulting losses or fees incurred by the Fund or the Fund’s transfer agent. If you pay by check before the cut-off time, we will generally process your order the next business day the Fund is open for business.

16   JPMORGAN MONEY MARKET FUNDS

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

Minimum Investments

Service Shares are subject to a $10,000,000 minimum investment requirement per Fund. There are no minimum levels for subsequent purchases.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k) and 403(b) ) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-766-7722.

General

The JPMorgan money market funds (including the Funds in this prospectus) are intended for short-term investment horizons, and do not monitor for market timers or prohibit short-term trading activity. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, business street address and other information that will allow us to identify you, including your tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

You can buy shares:

Through Your Financial Intermediary

Tell your Financial Intermediary which Funds you want to buy and they will contact us. Your Financial Intermediary may charge you a fee and may offer additional services, such as special purchase and redemption programs, “sweep” programs, cash advances and redemption checks. Some Financial Intermediaries charge a single fee that covers all services.

The Fund must accept your order from your Financial Intermediary by the Fund’s cut-off time in order for us to process your purchase order at that day’s price. Your Financial Intermediary may impose different minimum investments and earlier cut-off times.

Your Financial Intermediary may be paid by JPMDS to assist you in establishing your account, executing transactions and monitoring your investment. Financial Intermediaries may provide the following services in connection with their customers’ investments in the Funds:

•	Acting directly or through an agent, as the sole shareholder of record

•	Maintaining account records for customers

•	Processing orders to purchase, redeem or exchange shares for customers

•	Responding to inquiries from shareholders

•	Assisting customers with investment procedures.

SELLING FUND SHARES

You can sell your shares on any day that the Funds are accepting purchase orders. You will receive the next NAV per share calculated after the Fund accepts your order.

We will need the names of the registered shareholders, your account number and other information before we can sell your shares.

Under normal circumstances, if a Fund accepts your order before the Fund’s cut-off time, the Fund will make available to you the proceeds that same business day by wire. Otherwise, except as permitted by the federal securities laws, your redemption proceeds will be paid within seven days (one day for the JPMorgan Liquid Assets Money Market Fund) after acceptance of the redemption order.

If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by Automated Clearing House (ACH) to a pre-existing bank account on record with the Funds.

JULY 1, 2007   17

How Your Account Works (continued)

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

You can sell your shares:

Through Your Financial Intermediary

Tell your Financial Intermediary which Fund’s shares you want to sell. The Fund must accept your order from your Financial Intermediary by the Fund’s cut-off time in order for us to process your order at that day’s price. Your Financial Intermediary will send the necessary documents to the JPMorgan Institutional Funds Service Center. Your Financial Intermediary may charge you for this service.

Your Financial Intermediary may have an earlier cut-off time for redemption orders.

Redemptions-In-Kind

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

EXCHANGING FUND SHARES

Service Shares may be exchanged for Service S hares of other JPMorgan Funds, subject to any minimum investment and eligibility requirements.

The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Generally, an exchange between JPMorgan Funds is considered a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange.

We reserve the right to limit the number of exchanges or to refuse an exchange. Your exchange privilege will be revoked if the exchange activity is considered excessive.

You can exchange your shares:

Through Your Financial Intermediary

Tell your Financial Intermediary which Fund’s shares you want to exchange. They will send the necessary documents to the JPMorgan Institutional Funds Service Center. Your Financial Intermediary may charge you for this service.

OTHER INFORMATION CONCERNING THE FUNDS

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

If your account value falls below the Funds’ minimum investment requirement, the Funds reserve the right to redeem all of the remaining shares in your account and close your account. Before these actions are taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus.

Shares of the JPMorgan U.S. Government Money Market Fund are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration (NCUA) Rules and Regulations and NCUA Letter Number 155. This Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of this Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder.

The Funds may suspend your ability to redeem or may postpone payment for more than seven days (more than one day for the JPMorgan Liquid Assets Money Market Fund) when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

18   JPMORGAN MONEY MARKET FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

The Funds can earn income and can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare dividends daily, so your shares can start earning dividends on the day you buy them. The Funds distribute the dividends monthly in the form of additional Fund shares of the same class, unless you tell us that you want distributions in cash or as a deposit in a pre-assigned bank account. The taxation of dividends will not be affected by the form in which you receive them. The Fund s declare and distribute any short-term capital gain at least annually. The Funds do not expect to realize long-term capital gain.

For federal income tax purposes, dividends of net investment income and any net short-term capital gains (see below), generally will be taxable as ordinary income. If, at the close of each quarter, at least 50% of the value of a Fund’s total assets consists of tax-exempt interest obligations, the Fund will be eligible to designate distributions of interest derived from tax-exempt-interest obligations as “exempt-interest dividends.” Properly designated exempt-interest dividends paid by the Municipal Money Market Fund generally are not subject to federal income taxes, but may be subject to state and local taxes and may be subject to federal alternative minimum tax, both for individuals and corporations. The state or municipality where you live may not charge you state and local taxes on properly designated exempt-interest dividends earned on certain bonds. You should consult your tax advisor concerning your own tax situation and the state and local tax consequences of investing in a Fund. Shareholders that receive social security or railroad retirement benefits should also consult their tax advis ors to determine what effect, if any, an investment in any of the Funds may have on the federal taxation of their benefits.

Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes. It is unlikely that dividends from any of the Funds will qualify to any significant extent for the reduced 15% tax rate applicable to qualified dividend income.

If you receive distributions that are properly designated capital gain dividends, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. The Funds expect substantially all of their distributions of capital gain to be attributable to short-term capital gain which is taxed as ordinary income. The Funds do not expect to realize long term capital gain or losses.

The Funds’ investments in certain debt obligations and asset backed securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

The dates on which dividends and capital gains will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Gains, if any, resulting from the sale or exchange of your shares generally will be subject to tax.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of the tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Funds will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and monthly account statements. Please review these statements carefully. The Funds will correct errors if notified within 10 days of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Institutional Funds Service Center at 500 Stanton Christiana Road, 3-3750, Newark, DE 19713 or call 1-800-766-7722.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIA. A copy of each Fund’s voting record for the most recent 12-month

JULY 1, 2007   19

Shareholder Information (continued)

period ended June 30 is available on the SEC’s website at www.sec.gov or on the JPM organ Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

Each business day, each Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the prior business day. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-766-7722.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

20   JPMORGAN MONEY MARKET FUNDS

What the Terms Mean

Asset-backed securities: Interests in a stream of payments from specific assets, such as auto or credit card receivables.

Commercial paper: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

Demand notes: A debt security with no set maturity date. The investor can generally demand payment of the principal at any time.

Distribution fee: Covers the cost of the distribution system used to sell shares to the public.

Dollar weighted average maturity: The average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar weighted” means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.

Floating rate securities: Securities whose interest rates adjust automatically whenever a particular interest rate changes.

Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

Management fee: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund’s investments.

Municipal lease obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of general obligations of the municipality.

Municipal obligations: Debt securities issued by or on behalf of states, territories and possessions or by their agencies or other groups with authority to act for them.

Other expenses: Miscellaneous items, including transfer agency, administration, custody and registration fees.

Qualified banks: (i) U.S. banks with more than $1 billion in total assets, and foreign branches of these banks; or (ii) foreign banks with the equivalent of more than $1 billion in total assets and which have branches or agencies in the U.S. or (iii) other U.S. or foreign commercial banks which the Fund’s adviser judges to have comparable credit standing.

Repurchase agreements: A special type of a short-term investment. A dealer sells securities to a Fund and agrees to buy them back later for a set price. This set price includes interest. In effect, the dealer is borrowing the Fund’s money for a short time, using the securities as collateral.

Reverse repurchase agreements: Contract whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

Shareholder service fee: A fee to cover the cost of paying Financial Intermediaries to provide certain support services for your account.

Tax exempt municipal securities: Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. government securities: Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

Variable rate securities: Securities whose interest rates are periodically adjusted.

JULY 1, 2007   21

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

Service

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Total realized gains		Total Distributions
Liquid Assets Money Market Fund
Year Ended February 28, 2007	$1.00	$0.04	$—	(e)	$0.04	$(0.04)	$—		$(0.04)
July 15, 2005 (d) to February 28, 2006 (c)	1.00	0.02	—	(e)	0.02	(0.02)	—		(0.02)

U.S. Government Money Market Fund
Year Ended February 28, 2007	1.00	0.04	—	(e)	0.04	(0.04)	—		(0.04)
July 15, 2005 (d) to February 28, 2006 (c)	1.00	0.02	—		0.02	(0.02)	—		(0.02)

Municipal Money Market Fund
Year Ended February 28, 2007	1.00	0.03	—	(e)	0.03	(0.03)	—	(e)	(0.03)
July 15, 2005 (d) to February 28, 2006 (c)	1.00	0.01	—	(e)	0.01	(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from June 30 to the last day of February.

(d)	Commencement of offering of class of shares.

(e)	Amount is less than $0.01

22   JPMORGAN MONEY MARKET FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	4.27%	$16	1.00%	4.19%	1.09%
1.00	1.89	15	1.00	3.00	1.10

1.00	4.23	16	1.00	4.15	1.07
1.00	1.87	15	1.00	2.97	1.09

1.00	2.59	15	1.00	2.55	1.09
1.00	1.16	15	1.00	1.85	1.09

JULY 1, 2007   23

Legal Proceedings and Additional Fee and Expense Information

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

In addition, on August 30, 2005, the commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right to Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. In June 2007, the matter, which generally related to the same facts that were the subject of the SEC Order and NYAG settlement discussed above, was settled, and the West Virginia Order will be vacated.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

As noted above, the settlement agreement with the NYAG requires JPMorgan Investment Advisors to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between JPMorgan Investment Advisors and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by JPMorgan Investment Advisors and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that JPMorgan Investment Advisors and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Funds are the JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund, the JPMorgan Government Bond Fund and the JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund) and the Reduced Rates on various classes of those Funds were implemented September 27, 2004.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the

24   JPMORGAN MONEY MARKET FUNDS

shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMorgan Investment Advisors that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMorgan Investment Advisors and its affiliates, as applicable. The Funds offered in this prospectus are not subject to a Reduced Rate.

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan Liquid Assets Money Market Fund	Service	1.0 5%	1. 0 9%
JPMorgan U.S. Government Money Market Fund	Service	1.0 5	1.0 7
JPMorgan Municipal Money Market Fund	Service	1.0 5	1.09

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On July 1, 200 7 , you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMorgan Investment Advisors and its affiliates; and the Gross Expense Ratios thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

JULY 1, 2007   25

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Liquid Assets Money Market Fund

	Service Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$10 7	5.00%	3.95%	3.95%
June 30, 2009	116	10.25	8.0 1	3.91
June 30, 2010	120	15.76	12.2 4	3.91
June 30, 2011	125	21.55	16.6 3	3.91
June 30, 2012	130	27.63	21. 19	3.91
June 30, 2013	135	34.01	25.9 2	3.91
June 30, 2014	140	40.71	30. 85	3.91
June 30, 2015	145	47.75	3 5.96	3.91
June 30, 2016	151	55.13	41. 28	3.91
June 30, 2017	157	62.89	46.8 0	3.91

JPMorgan U.S. Government Money Market Fund

	Service Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$10 7	5.00%	3.95%	3.95%
June 30, 2009	113	10.25	8.0 4	3.93
June 30, 2010	118	15.76	12. 28	3.93
June 30, 2011	123	21.55	16. 69	3.93
June 30, 2012	127	27.63	21. 28	3.93
June 30, 2013	132	34.01	26. 05	3.93
June 30, 2014	138	40.71	31.0 0	3.93
June 30, 2015	143	47.75	36. 15	3.93
June 30, 2016	149	55.13	41.5 0	3.93
June 30, 2017	154	62.89	47. 06	3.93

JPMorgan Municipal Money Market Fund

	Service Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$10 7	5.00%	3.95%	3.95%
June 30, 2009	116	10.25	8.0 1	3.91
June 30, 2010	120	15.76	12.2 4	3.91
June 30, 2011	125	21.55	16.6 3	3.91
June 30, 2012	130	27.63	21. 19	3.91
June 30, 2013	135	34.01	25.9 2	3.91
June 30, 2014	140	40.71	30. 85	3.91
June 30, 2015	145	47.75	3 5.96	3.91
June 30, 2016	151	55.13	41. 28	3.91
June 30, 2017	157	62.89	46.8 0	3.91

26   JPMORGAN MONEY MARKET FUNDS

This Page Intentionally Left Blank.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-766-7722 or writing to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road, 3-OPS3
Newark, DE 19713

You can contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102
1-202-551-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC’s website at http://www.sec.gov.

Investment Company Act File Nos. 811-4236

© JPMorgan Chase & Co., 2007 All rights reserved. July 2007.	PR-MMS-707

STATE SPECIFIC MUNICIPAL MONEY MARKET FUNDS

Michigan Municipal Money Market Fund

Ohio Municipal Money Market Fund

PROSPECTUS

July 1, 2007

Reserve Shares

Investing in high-quality, short-term securities for current income, stability of principal and liquidity.

Janney Montgomery Scott LLC
1801 Market Street, Philadelphia, PA 19103-1675
Member: NYSE • NASD • SIPC

This prospectus is to be used only by clients of Janney Montgomery Scott LLC. The funds are series of JPMorgan Funds. As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Michigan Municipal Money Market Fund	1
JPMorgan Ohio Municipal Money Market Fund	5
The Funds’ Management and Administration	9
How Your Account Works	11
Buying Fund Shares	11
Selling Fund Shares	12
Other Information Concerning the Funds	13
Shareholder Information	14
Distributions and Taxes	14
Shareholder Statements and Reports	15
Availability of Proxy Voting Record	15
Portfolio Holdings Disclosure	15
What the Terms Mean	16
Financial Highlights	18
Legal Proceedings and Additional Fee and Expense Information	20
How To Reach Us	Back cover

JPMorgan Michigan Municipal Money Market Fund

The Fund’s Objective

The Fund seeks as high a level of current interest income exempt from federal income tax and Michigan personal income tax as is consistent with capital preservation and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests primarily in municipal obligations, the income from which is exempt from both federal income tax and Michigan personal income tax. As a fundamental policy, the Fund will invest at least 80% of its Assets in such municipal securities. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes.

Municipal obligations in which the Fund may invest are securities that:

•	are issued by the State of Michigan, its political subdivisions, authorities, and agencies, as well as by Puerto Rico, other U.S. territories and their political subdivisions; and

•	are short-term money market instruments, such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

The Fund will only purchase municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax and Michigan personal income tax.

The Fund may invest up to all of its assets in municipal obligations that produce income subject to the federal alternative minimum tax.

Up to 20% of the Fund’s remaining assets may be invested in non-Michigan municipal obligations, which may produce interest exempt only from federal income tax, or in securities subject to federal income tax, such as taxable money market instruments or repurchase agreements. For temporary defensive purposes, the Fund has the ability to invest up to all of its assets in non-Michigan municipal obligations that produce income that may be subject to the federal alternative minimum tax.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMorgan Investment Advisors Inc. (JPMIA), the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

JULY 1, 2007   1

JPMorgan Michigan Municipal Money Market Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Risk of Michigan Obligations.  The Fund will be particularly susceptible to difficulties affecting Michigan and its municipalities.

Municipal Obligations Risk.  Municipal obligations are subject to the following risks:

•	Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

•	Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

•	Since some municipal obligations may be secured or guaranteed by banks or other financial institutions, the risk to the Fund could increase if the credit quality of the financial institution providing the backing declines or the banking or financial sector suffers an economic downturn. In addition, to the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs and possible delayed settlement.

Diversification Risk.  As a single state money market fund, the Fund is less diversified than other money market funds. This is because a single state fund is allowed by SEC rules to invest a significantly greater portion of its assets in one issuer. Because of these rules and the relatively small number of issuers of a particular state’s municipal securities, the Fund’s performance is more affected by the success of one or a few issuers than is the performance of a more diversified fund.

Tax Risk.  The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax or Michigan personal income taxes. Consult your tax professional for more information.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective and may produce taxable income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	are looking for income that is not taxable by the United States and by the State of Michigan

•	want an investment that strives to preserve capital

•	want regular income from a high quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

•	are investing through a tax-deferred account, such as an IRA

2   JPMORGAN MONEY MARKET FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Reserve Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information, call your Janney Financial Consultant or 1-800-JANNEYS. You may also obtain this information by visiting Janney’s website at www.jmsonline.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS1,2

Best Quarter	4th quarter, 2000	0.92%	Worst Quarter	3rd quarter, 2003	0.05%

1	The Fund’s fiscal year end is the last day of February.

2	Performance data includes the performance of the Pegasus Michigan Municipal Money Market Fund for the period before it was consolidated with the Fund on 3/22/99 .

The Fund’s year-to-date total return as of 3/31/0 7 was 0. 73%.

JULY 1, 2007   3

JPMorgan Michigan Municipal Money Market Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
RESERVE SHARES[1]	2.82	1.26	2.02

1	Performance data includes the performance of the Pegasus Michigan Municipal Money Market Fund for the period before it was consolidated with the Fund on 3/22/99 .

Investor Expenses for Reserve Shares

The expenses of the Reserve Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Reserve Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.25
Shareholder Service Fees	0.30
Other Expenses[1]	0.15
Total Annual Operating Expenses	0. 78
Fee Waivers and Expense Reimbursements[2]	(0.08)
Net Expenses [2]	0.70

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMI A, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Reserve Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.70% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Reserve Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Reserve Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
72	241	425	959

4   JPMORGAN MONEY MARKET FUNDS

JPMorgan Ohio Municipal Money Market Fund

The Fund’s Objective

The Fund seeks as high a level of current interest income exempt from federal income tax and Ohio personal income tax as is consistent with capital preservation and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests primarily in municipal obligations, the income from which is exempt from both federal income tax and Ohio personal income tax. As a fundamental policy, the Fund will invest at least 80% of its Assets in such municipal securities. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes.

Municipal obligations in which the Fund may invest are securities that:

•	are issued by the State of Ohio, its political subdivisions, authorities, and agencies, as well as by Puerto Rico, other U.S. territories and their political subdivisions; and

•	are short-term money market instruments, such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

The Fund will only purchase municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax and Ohio personal income tax.

The Fund may invest up to all of its assets in municipal obligations that produce income subject to the federal alternative minimum tax.

Up to 20% of the Fund’s remaining assets may be invested in non-Ohio municipal obligations, which may produce interest exempt only from federal income tax, or in securities subject to federal income tax, such as taxable money market instruments or repurchase agreements. For temporary defensive purposes, the Fund has the ability to invest up to all of its assets in non-Ohio municipal obligations that produce income that may be subject to the federal alternative minimum tax.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMIA, the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

JULY 1, 2007   5

JPMorgan Ohio Municipal Money Market Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Risk of Ohio Obligations.  The Fund will be particularly susceptible to difficulties affecting Ohio and its municipalities.

Municipal Obligations Risk.  Municipal obligations are subject to the following risks:

•	Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

•	Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

•	Since some municipal obligations may be secured or guaranteed by banks or other financial institutions, the risk to the Fund could increase if the credit quality of the financial institution providing the backing declines or the banking or financial sector suffers an economic downturn. In addition, to the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs and possible delayed settlement.

Diversification Risk.  As a single state money market fund, the Fund is less diversified than other money market funds. This is because a single state fund is allowed by SEC rules to invest a significantly greater portion of its assets in one issuer. Because of these rules and the relatively small number of issuers of a particular state’s municipal securities, the Fund’s performance is more affected by the success of one or a few issuers than is the performance of a more diversified fund.

Tax Risk.  The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax, or Ohio personal income taxes. Consult your tax professional for more information.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective and may produce taxable income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	are looking for income that is not taxable by the United States and by the State of Ohio

•	want an investment that strives to preserve capital

•	want regular income from a high quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

•	are investing through a tax-deferred account, such as an IRA

6   JPMORGAN MONEY MARKET FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Reserve Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information, call your Janney Financial Consultant or 1-800-JANNEYS. You may also obtain this information by visiting Janney’s website at www.jmsonline.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2000	0.91%	Worst Quarter	3rd quarter, 2003	0.05%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 7 was 0. 73%.

JULY 1, 2007   7

JPMorgan Ohio Municipal Money Market Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
RESERVE SHARES	2.79	1.25	2.04

Investor Expenses for Reserve Shares

The expenses of the Reserve Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Reserve Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.25
Shareholder Service Fees	0.30
Other Expenses[1]	0.17
Total Annual Operating Expenses	0.80
Fee Waivers and Expense Reimbursements[2]	(0.10)
Net Expenses [2]	0.70

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMI A, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Reserve Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.70% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Reserve Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Reserve Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
72	245	434	980

8   JPMORGAN MONEY MARKET FUNDS

The Funds’ Management and Administration

The Fund s are series of JPMorgan Trust II (JPMTII), a Delaware statutory trust.

The trustees of JPMT II are responsible for overseeing all business activities.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary (as described below) who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Adviser

JPMorgan Investment Advisors Inc. ( JPMIA ) acts as investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIA is located at 1111 Polaris Parkway, Columbus, OH 43240.

During the most recent fiscal period ended 2/28/0 7 , JPMIA was paid management fees (net of waivers, if any), as shown below, as a percentage of average daily net assets:

Michigan Municipal Money Market Fund	0.08%
Ohio Municipal Money Market Fund	0.08

A discussion of the basis the Board of Trustees of JPMTII used in reapproving the investment advisory agreement for the Funds is available in the shareholder report for the period ended August 31, 200 6 .

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.10% of the first $100 billion of average daily net assets of all money market funds in the JPMorgan Funds Complex and 0.05% of average daily net assets over $100 billion.

The Funds’ Shareholder Servicing Agent

JPMTII, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.30% of the average daily net assets of Reserve Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.30% annual fee to such entities for performing shareholder and administrative services. The amount payable for “service fees” (as defined by the NASD) does not exceed 0.25% of the average annual net assets attributable to the Reserve Shares of each Fund.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIA and the Administrator.

Each of the Funds has adopted a Rule 12b-1 distribution plan under which they pay annual distribution fees of up to 0.25% of the average daily net assets attributable to Reserve Shares.

Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to the amount of actual expenses incurred.

Because Rule 12b-1 expenses are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

Additional Compensation to Financial Intermediaries

JPMIA, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also , at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors,

JULY 1, 2007   9

The Funds’ Management and Administration (continued)

investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor. These additional cash payments are payments over and above the Rule 12b-1 fees and shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIA and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

10   JPMORGAN MONEY MARKET FUNDS

How Your Account Works

BUYING FUND SHARES

To purchase shares, contact your Janney Financial Consultant.

You do not pay any sales charge (sometimes called a load) when you buy Reserve Shares of these Funds.

The price you pay for your shares is the net asset value (NAV) per share of the class. NAV is the value of everything a class of a Fund owns, minus everything the class owes, divided by the number of shares of that class held by investors. The Funds seek to maintain a stable NAV per share of $1.00. Each Fund uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The NAV of each class of shares is generally calculated as of the cut-off time each day the Funds are accepting orders. You will pay the next NAV per share calculated after JPMorgan Funds Services accepts your order.

Reserve Shares may be purchased by Financial Intermediaries (see below) that are paid to assist investors in establishing accounts, executing transactions and monitoring their investment.

You may purchase Fund shares through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary.

Shares are available on any business day that the Federal Reserve Bank of New York (Federal Reserve) is open. In addition to weekends, the Federal Reserve is closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. A Fund may close when the Federal Reserve is open and the New York Stock Exchange (NYSE) is closed, such as Good Friday. On any business day when the Securities Industry and Financial Markets Association (SIFMA) recommends that the securities markets close trading early, a Fund may close trading early.

On occasion, the NYSE closes before 4:00 p.m. Eastern Time (ET). When the NYSE closes early , purchase orders accepted by the Fund after the NYSE closes will be effective the following business day. Each Fund, however, may elect to remain open following an early close of the NYSE . If your purchase order is accepted by the Fund before the Fund’s close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase orders accepted after a Fund closes will be effective the following business day.

If the Fund accepts your order by the Fund’s cut-off time listed below, we will process your purchase order at that day’s price and you will be entitled to all dividends declared on that day. If the Fund accepts your purchase order after the cut-off time, we will process it at the next day’s price.

Share ownership is electronically recorded ; therefore , no certificates will be issued.

Your Financial Intermediary will be responsible for sending your purchase order to the Fund by the Fund’s cut-off time. Your Financial Intermediary may have an earlier cut-off time for purchase orders . In addition, your Financial Intermediary may be closed at times when the Fund is open .

Normally, the cut-off time for each Fund is:

Michigan Municipal Money Market Fund	NOON ET
Ohio Municipal Money Market Fund	NOON ET

The Fund must receive “federal funds” by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m. ET) on the same business day the purchase order is placed. In the event that an order is placed by the cut-off time specified above but the related wire payment is not received by the Fund by the close of the Federal Reserve wire transfer system that same day, then either your order may not be effective until the next business day on which federal funds are timely received by the Fund, or the Fund reserves the right to cancel your purchase order and you will be liable for any resulting losses or fees incurred by the Fund or the Fund’s transfer agent. If you pay by check before the cut-off time, we will generally process your order the next business day the Fund is open for business.

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

JULY 1, 2007   11

How Your Account Works (continued)

Minimum Investments

Reserve Shares are subject to a $10,000,000 minimum investment requirement per Fund. There is no minimum level for subsequent purchases.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k) and 403(b) ) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

General

The JPMorgan money market funds (including the Funds in this prospectus) are intended for short-term investment horizons, and do not monitor for market timers or prohibit short-term trading activity. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

You can buy shares:

Through Your Financial Intermediary

Tell your Financial Intermediary which Funds you want to buy and they will contact us. Your Financial Intermediary may charge you a fee and may offer additional services, such as special purchase and redemption programs, “sweep” programs, cash advances and redemption checks. Some Financial Intermediaries charge a single fee that covers all services.

The Fund must accept your order from your Financial Intermediary by the Fund’s cut-off time in order for us to process your purchase order at that day’s price. Your Financial Intermediary may impose different minimum investments and earlier cut-off times.

Your Financial Intermediary may be paid by JPMDS to assist you in establishing your account, executing transactions and monitoring your investment. Financial Intermediaries may provide the following services in connection with their customers’ investments in the Funds:

•	Acting directly or through an agent, as the sole shareholder of record

•	Maintaining account records for customers

•	Processing orders to purchase, redeem or exchange shares for customers

•	Responding to inquiries from shareholders

•	Assisting customers with investment procedures.

SELLING FUND SHARES

To sell shares, contact your Janney Financial Consultant.

You can sell your shares on any day that the Funds are accepting purchase orders. You will receive the next NAV per share calculated after the Fund accepts your order.

We will need the names of the registered shareholders, your account number and other information before we can sell your shares.

Under normal circumstances, if a Fund accepts your order before the Fund’s cut-off time, the Fund will make available to you the proceeds that same business day by wire. Otherwise, except as permitted by the federal securities laws, your redemption proceeds will be paid within seven days after acceptance of the redemption order.

If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by Automated Clearing House ( ACH ) to a pre-existing bank account on record with the Funds.

12   JPMORGAN MONEY MARKET FUNDS

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

You can sell your shares:

Through Your Financial Intermediary

Tell your Financial Intermediary which Fund’s shares you want to sell. The Fund must accept your order from your Financial Intermediary by the Fund’s cut-off time in order for us to process your order at that day’s price. Your Financial Intermediary will send the necessary documents to JPMorgan Funds Services. Your Financial Intermediary may charge you for this service.

Your Financial Intermediary may have an earlier cut-off time for redemption orders.

Redemptions-In-Kind

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

OTHER INFORMATION CONCERNING THE FUNDS

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

If an account value falls below the Funds’ minimum investment requirement, the Funds reserve the right to redeem all of the remaining shares in your account and close your account. Before these actions are taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus.

The Funds may suspend your ability to redeem or may postpone payment for more than seven days when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

JULY 1, 2007   13

Shareholder Information

DISTRIBUTIONS AND TAXES

The Funds can earn income and can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare dividends daily, so your shares can start earning dividends on the day you buy them. The Funds distribute the dividends monthly in the form of additional Fund shares of the same class, unless you tell us that you want distributions in cash or as a deposit in a pre-assigned bank account. The taxation of dividends will not be affected by the form in which you receive them. The Fund s declare and distribute any short-term capital gain at least annually. The Funds do not expect to realize long-term capital gain.

For federal income tax purposes, dividends of net investment income and any net short-term capital gains (see below), generally will be taxable as ordinary income. If, at the close of each quarter, at least 50% of the value of a Fund’s total assets consists of tax-exempt interest obligations, the Fund will be eligible to designate distributions of interest derived from tax-exempt-interest obligations as “exempt-interest dividends.” Properly designated exempt-interest dividends paid by the Funds generally are not subject to federal income taxes, but may be subject to state and local taxes as well as the federal alternative minimum tax, both for individuals and corporations. The state or municipality where you live might not charge you state and local taxes on properly designated exempt-interest dividends earned on certain bonds. You should consult your tax advisor concerning your own tax situation and the state and local tax consequences of investing in a Fund. Shareholders that receive social security or railroad retirement benefits should also consult their tax advis ors to determine what effect, if any, an investment in any of the Funds might have on the federal taxation of their benefits.

The Supreme Court has agreed to hear an appeal of a state court decision that might significantly affect how states tax in-state and out-of-state municipal bonds. A Kentucky state court held that a Kentucky law violates the U.S. Constitution by treating, for Kentucky state tax purposes, the interest income on in-state municipal bonds differently from the income on out-of-state municipal bonds. If the Supreme Court affirms this holding, each state will likely revisit the way in which it treats the interest on municipal bonds, and this has the potential to increase significantly the amount of state tax paid by shareholders on exempt-interest dividends. The Supreme Court likely will hold oral arguments on this case in the fall of 2007 and issue a decision sometime thereafter. You should consult your tax advisor to discuss the tax consequences of your investment in the Funds.

Dividends received from the Michigan Municipal Money Market Fund that are derived from interest attributable to tax exempt Michigan Municipal Obligations will be exempt from Michigan income tax and generally, also exempt from Michigan single business tax. Conversely, to the extent that the Fund’s dividends are derived from interest on obligations other than Michigan Municipal Obligations or certain U.S. government obligations (or are derived from short-term or long-term gains), such dividends may be subject to Michigan income tax and Michigan single business tax, even though the dividends may be exempt for federal income tax purposes. The Michigan single business tax has been repealed, effective at year end 2007. As of the date of this prospectus, no replacement tax statute had been enacted. Except as noted above with respect to Michigan income taxation, distributions of net income may be taxable to investors as dividend income under other state or local laws even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

Dividends received from the Ohio Municipal Money Market Fund that result from interest on obligations of the State of Ohio, its political or governmental subdivisions or agencies and instrumentalities of Ohio (Ohio Obligations) are exempt from Ohio personal income tax, and Ohio municipal and school district income taxes. Corporate shareholders that are subject to the Ohio corporation franchise tax must include the Fund shares in the corporation’s tax base for purposes of the Ohio corporate franchise tax net worth computation. Dividends that are attributable to interest on or profit on the sale, exchange, or other disposition of Ohio Obligations will not be subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Note that for most entities, the corporate franchise tax will be phased out over five years starting with the 2006 corporation franchise tax report.

Dividends of interest earned on bonds issued by the U.S. government and its agencies might also be exempt from state and local taxation.

It is unlikely that dividends from any of the Funds will qualify to any significant extent for the reduced 15% tax rate applicable to qualified dividend income.

If you receive distributions that are properly designated capital gain dividends, the tax rate will be based on how long the Fund held a particular asset, not on how long

14   JPMORGAN MONEY MARKET FUNDS

you have owned your shares. The Funds expect substantially all of their distributions of capital gain to be attributable to short-term capital gain which is taxed as ordinary income. The Funds do not expect to realize long term capital gain or losses and thus do not expect to make distributions that are properly designated as capital gain dividends.

The Funds’ investments in certain debt securities and derivative instruments may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

The dates on which dividends and capital gains will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Gains, if any, resulting from the sale or exchange of your shares generally will be subject to tax.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of the tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Funds will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and monthly account statements. Please review these statements carefully. The Funds will correct errors if notified within 10 days of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIA. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the JPMorgan Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

Each business day, each Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the prior business day. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

JULY 1, 2007   15

What the Terms Mean

Demand notes: A debt security with no set maturity date. The investor can generally demand payment of the principal at any time.

Distribution fee: Covers the cost of the distribution system used to sell shares to the public.

Dollar weighted average maturity: The average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar weighted” means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.

Floating rate securities: Securities whose interest rates adjust automatically whenever a particular interest rate changes.

Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

Management fee: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund’s investments.

Municipal lease obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of general obligations of the municipality.

Municipal obligations: Debt securities issued by or on behalf of states, territories and possessions or by their agencies or other groups with authority to act for them.

Other expenses: Miscellaneous items, including transfer agency, administration, custody and registration fees.

Qualified banks: (i) U.S. banks with more than $1 billion in total assets, and foreign branches of these banks; or (ii) foreign banks with the equivalent of more than $1 billion in total assets and which have branches or agencies in the U.S. or (iii) other U.S. or foreign commercial banks which the Fund’s adviser judges to have comparable credit standing.

Repurchase agreements: A special type of a short-term investment. A dealer sells securities to a Fund and agrees to buy them back later for a set price. This set price includes interest. In effect, the dealer is borrowing the Fund’s money for a short time, using the securities as collateral.

Reverse repurchase agreements: Contract whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

Shareholder service fee: A fee to cover the cost of paying Financial Intermediaries to provide certain support services for your account.

Tax exempt municipal securities: Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

Variable rate securities: Securities whose interest rates are periodically adjusted.

16   JPMORGAN MONEY MARKET FUNDS

This Page Intentionally Left Blank.

JULY 1, 2007   17

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

Reserve

	Per share operating performance

		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income
Michigan Municipal Money Market Fund (c)
Year Ended February 28, 2007	$1.00	$0.03		$—	(e)	$0.03		$(0.03)
July 1, 2005 to February 28, 2006 (d)	1.00	0.01		—	(e)	0.01		(0.01)
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2004	1.00	—	(e)	—		—	(e)	— (e)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)

Ohio Municipal Money Market Fund (c)
Year Ended February 28, 2007	1.00	0.03		—	(e)	0.03		(0.03)
July 1, 2005 to February 28, 2006 (d)	1.00	0.01		—	(e)	0.01		(0.01)
Year Ended June 30, 2005	1.00	0.01		—	(e)	0.01		(0.01)
Year Ended June 30, 2004	1.00	—	(e)	—		—	(e)	— (e)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Effective February 19, 2005, Class A was renamed as Reserve Shares.

(d)	T he Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Amount is less than $0.01.

18   JPMORGAN MONEY MARKET FUNDS

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursement and earning credits
$ 1.00	2.91%	$28,903	0.70%	2.89%	0.78%
1.00	1.40	19,135	0.70	2.06	0.79
1.00	1.14	41,308	0.72	1.10	0.81
1.00	0.31	53,414	0.73	0.31	0.81
1.00	0.62	77,476	0.74	0.62	0.82
1.00	1.16	62,408	0.72	1.21	0.80

1.00	2.88	69,853	0.70	2.84	0.80
1.00	1.38	79,281	0.70	2.09	0.82
1.00	1.14	82,741	0.71	1.17	0.77
1.00	0.30	59,971	0.72	0.30	0.75
1.00	0.63	79,911	0.72	0.62	0.75
1.00	1.17	90,602	0.71	1.17	0.75

JULY 1, 2007   19

Legal Proceedings and Additional Fee and Expense Information

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

In addition, on August 30, 2005, the commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right to Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. In June 2007, the matter, which generally related to the same facts that were the subject of the SEC Order and NYAG settlement discussed above, was settled, and the West Virginia Order will be vacated.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

As noted above, the settlement agreement with the NYAG requires JPMorgan Investment Advisors to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between JPMorgan Investment Advisors and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by JPMorgan Investment Advisors and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that JPMorgan Investment Advisors and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Funds are the JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund, the JPMorgan Government Bond Fund and the JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund) and the Reduced Rates on various classes of those Funds were implemented September 27, 2004.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the

20   JPMORGAN MONEY MARKET FUNDS

shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMorgan Investment Advisors that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMorgan Investment Advisors and its affiliates, as applicable. The Funds offered in this prospectus are not subject to a Reduced Rate.

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan Michigan Municipal Money Market Fund	Reserve	0.70%	0.7 8%
JPMorgan Ohio Municipal Money Market Fund	Reserve	0.70	0.8 0

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On July 1, 200 7 , you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMorgan Investment Advisors and its affiliates; and the Gross Expense Ratios thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

JULY 1, 2007   21

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Michigan Municipal Money Market Fund

	Reserve Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$72	5.00%	4.30%	4.30%
June 30, 2009	83	10.25	8.70	4.22
June 30, 2010	87	15.76	13.29	4.22
June 30, 2011	90	21.55	18.07	4.22
June 30, 2012	94	27.63	23.05	4.22
June 30, 2013	98	34.01	28.24	4.22
June 30, 2014	102	40.71	33.66	4.22
June 30, 2015	106	47.75	39.30	4.22
June 30, 2016	111	55.13	45.18	4.22
June 30, 2017	116	62.89	51.30	4.22

JPMorgan Ohio Municipal Money Market Fund

	Reserve Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$72	5.00%	4.30%	4.30%
June 30, 2009	85	10.25	8.68	4.20
June 30, 2010	89	15.76	13.25	4.20
June 30, 2011	92	21.55	18.00	4.20
June 30, 2012	96	27.63	22.96	4.20
June 30, 2013	100	34.01	28.12	4.20
June 30, 2014	105	40.71	33.50	4.20
June 30, 2015	109	47.75	39.11	4.20
June 30, 2016	114	55.13	44.95	4.20
June 30, 2017	118	62.89	51.04	4.20

22   JPMORGAN MONEY MARKET FUNDS

This Page Intentionally Left Blank.

JULY 1, 2007   23

TO CONTACT
JANNEY MONTGOMERY SCOTT LLC

By Telephone

Call your Janney Financial Consultant or 1-800-JANNEYS.

By Mail

Janney Montgomery Scott LLC
Attn: Central Asset Account Department
1801 Market Street
Philadelphia, PA 19103

On the Internet

http://www.jmsonline.com

How Can I Get More Information?

You can get a free copy of the semiannual/annual reports or the Funds' Statement of Additional Information (SAI), request other information or discuss your questions about the Funds by contacting your Janney Financial Consultant. The SAI (which is incorporated into this prospectus by reference) and semiannual/annual reports contain additional information about the Funds, and in the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

Investment Company Act File No. 811-4236

Janney Montgomery Scott LLC

TOG-P0706-JMS

PROSPECTUS JULY 1, 2007

JPMorgan

Money Market

Funds

Reserve Shares

JPMorgan Michigan Municipal Money Market Fund
JPMorgan Ohio Municipal Money Market Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Michigan Municipal Money Market Fund	1
JPMorgan Ohio Municipal Money Market Fund	5
The Funds’ Management and Administration	9
How Your Account Works	11
Buying Fund Shares	11
Selling Fund Shares	12
Other Information Concerning the Funds	13
Shareholder Information	14
Distributions and Taxes	14
Shareholder Statements and Reports	15
Availability of Proxy Voting Record	15
Portfolio Holdings Disclosure	15
What the Terms Mean	16
Financial Highlights	18
Legal Proceedings and Additional Fee and Expense Information	20
How to Reach Us	Inside back cover

JPMorgan Michigan Municipal Money Market Fund

The Fund’s Objective

The Fund seeks as high a level of current interest income exempt from federal income tax and Michigan personal income tax as is consistent with capital preservation and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests primarily in municipal obligations, the income from which is exempt from both federal income tax and Michigan personal income tax. As a fundamental policy, the Fund will invest at least 80% of its Assets in such municipal securities. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes.

Municipal obligations in which the Fund may invest are securities that:

•	are issued by the State of Michigan, its political subdivisions, authorities, and agencies, as well as by Puerto Rico, other U.S. territories and their political subdivisions; and

•	are short-term money market instruments, such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

The Fund will only purchase municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax and Michigan personal income tax.

The Fund may invest up to all of its assets in municipal obligations that produce income subject to the federal alternative minimum tax.

Up to 20% of the Fund’s remaining assets may be invested in non-Michigan municipal obligations, which may produce interest exempt only from federal income tax, or in securities subject to federal income tax, such as taxable money market instruments or repurchase agreements. For temporary defensive purposes, the Fund has the ability to invest up to all of its assets in non-Michigan municipal obligations that produce income that may be subject to the federal alternative minimum tax.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMorgan Investment Advisors Inc. (JPMIA) , the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

JULY 1, 2007   1

JPMorgan Michigan Municipal Money Market Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Risk of Michigan Obligations.  The Fund will be particularly susceptible to difficulties affecting Michigan and its municipalities.

Municipal Obligations Risk.  Municipal obligations are subject to the following risks:

•	Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

•	Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

•	Since some municipal obligations may be secured or guaranteed by banks or other financial institutions, the risk to the Fund could increase if the credit quality of the financial institution providing the backing declines or the banking or financial sector suffers an economic downturn. In addition, to the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs and possible delayed settlement.

Diversification Risk.  As a single state money market fund, the Fund is less diversified than other money market funds. This is because a single state fund is allowed by

SEC rules to invest a significantly greater portion of its assets in one issuer. Because of these rules and the relatively small number of issuers of a particular state’s municipal securities, the Fund’s performance is more affected by the success of one or a few issuers than is the performance of a more diversified fund.

Tax Risk.  The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax or Michigan personal income taxes. Consult your tax professional for more information.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective and may produce taxable income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	are looking for income that is not taxable by the United States and by the State of Michigan

•	want an investment that strives to preserve capital

•	want regular income from a high quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

•	are investing through a tax-deferred account, such as an IRA

2   JPMORGAN MONEY MARKET FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Reserve Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information, call your Baird Financial Advisor at 1-800-79-BAIRD. You also may obtain this information by visiting Baird’s website at www.bairdonline.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2000	0.92%	Worst Quarter	3rd quarter, 2003	0.05%

1	The Fund’s fiscal year end is the last day of February.

2	Performance data includes the performance of the Pegasus Michigan Municipal Money Market Fund for the period before it was consolidated with the Fund on 3/22/99 .

The Fund’s year-to-date total return as of 3/31/0 7 was 0. 73%.

JULY 1, 2007   3

JPMorgan Michigan Municipal Money Market Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
RESERVE SHARES[1]	2.82	1.26	2.02

1	Performance data includes the performance of the Pegasus Michigan Municipal Money Market Fund for the period before it was consolidated with the Fund on 3/22/99 .

Investor Expenses for Reserve Shares

The expenses of the Reserve Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Reserve Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.25
Shareholder Service Fees	0.30
Other Expenses[1]	0.15
Total Annual Operating Expenses	0.78
Fee Waivers and Expense Reimbursements[2]	(0.08)
Net Expenses[2]	0.70

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMI A, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Reserve Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.70% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Reserve Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Reserve Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
72	241	425	959

4   JPMORGAN MONEY MARKET FUNDS

JPMorgan Ohio Municipal Money Market Fund

The Fund’s Objective

The Fund seeks as high a level of current interest income exempt from federal income tax and Ohio personal income tax as is consistent with capital preservation and stability of principal.

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests primarily in municipal obligations, the income from which is exempt from both federal income tax and Ohio personal income tax. As a fundamental policy, the Fund will invest at least 80% of its Assets in such municipal securities. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes.

Municipal obligations in which the Fund may invest are securities that:

•	are issued by the State of Ohio, its political subdivisions, authorities, and agencies, as well as by Puerto Rico, other U.S. territories and their political subdivisions; and

•	are short-term money market instruments, such as private activity and industrial development bonds, tax anticipation notes, municipal lease obligations and participations in pools of municipal obligations.

The Fund will only purchase municipal obligations if the issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax and Ohio personal income tax.

The Fund may invest up to all of its assets in municipal obligations that produce income subject to the federal alternative minimum tax.

Up to 20% of the Fund’s remaining assets may be invested in non-Ohio municipal obligations, which may produce interest exempt only from federal income tax, or in securities subject to federal income tax, such as taxable money market instruments or repurchase agreements. For temporary defensive purposes, the Fund has the ability to invest up to all of its assets in non-Ohio municipal obligations that produce income that may be subject to the federal alternative minimum tax.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940. Within these requirements, the Fund is managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will generally be 90 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

•	The Fund invests only in U.S. dollar-denominated securities.

•	The Fund will only buy securities that present minimal credit risk. These securities will:

•	have one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization rates that security;

•	have an additional third-party guarantee in order to meet the rating requirements; or

•	be considered of comparable quality by JPMIA, the Fund’s adviser, if the security is not rated.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund’s adviser, JPMIA, seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund’s Board of Trustees may change any of its non-fundamental investment policies without shareholder approval.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

JULY 1, 2007   5

JPMorgan Ohio Municipal Money Market Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if JPMIA’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  The yield paid by the Fund will increase or decrease with changes in short-term interest rates although the Fund is generally less sensitive to interest rate changes than longer-term securities are.

Risk of Ohio Obligations.  The Fund will be particularly susceptible to difficulties affecting Ohio and its municipalities.

Municipal Obligations Risk.  Municipal obligations are subject to the following risks:

•	Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

•	Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

•	Since some municipal obligations may be secured or guaranteed by banks or other financial institutions, the risk to the Fund could increase if the credit quality of the financial institution providing the backing declines or the banking or financial sector suffers an economic downturn. In addition, to the extent that the financial institutions securing the municipal obligations are located outside the U.S., these securities could be riskier than those backed by U.S. institutions because of possible political, social or economic instability, higher transaction costs and possible delayed settlement.

Diversification Risk.  As a single state money market fund, the Fund is less diversified than other money market funds. This is because a single state fund is allowed by SEC rules to invest a significantly greater portion of its assets in one issuer. Because of these rules and the relatively small number of issuers of a particular state’s municipal securities, the Fund’s performance is more affected by the success of one or a few issuers than is the performance of a more diversified fund.

Tax Risk.  The Fund may invest in securities whose interest is subject to federal income tax, the federal alternative minimum tax, or Ohio personal income taxes. Consult your tax professional for more information.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Temporary Defensive Position Risk .  If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective and may produce taxable income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

•	are looking for income that is not taxable by the United States and by the State of Ohio

•	want an investment that strives to preserve capital

•	want regular income from a high quality portfolio

•	want a highly liquid investment

•	are looking for an interim investment

•	are pursuing a short-term goal

The Fund is not designed for investors who:

•	are investing for long-term growth

•	are investing for high income

•	require the added security of FDIC insurance

•	are investing through a tax-deferred account, such as an IRA

6   JPMORGAN MONEY MARKET FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Reserve Shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years.

To obtain current yield information, call your Baird Financial Advisor at 1-800-79-BAIRD. You also may obtain this information by visiting Baird’s website at www.bairdonline.com. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2000	0.91%	Worst Quarter	3rd quarter, 2003	0.05%

1	The Fund’s fiscal year end is the last day of February.

The Fund’s year-to-date total return as of 3/31/0 7 was 0. 73%.

JULY 1, 2007   7

JPMorgan Ohio Municipal Money Market Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 6

	Past 1 Year	Past 5 Years	Past 10 Years
RESERVE SHARES	2.79	1.25	2.04

Investor Expenses for Reserve Shares

The expenses of the Reserve Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Reserve Shares assets)

Management Fees	0.08
Distribution (Rule 12b-1) Fees	0.25
Shareholder Service Fees	0.30
Other Expenses[1]	0.17
Total Annual Operating Expenses	0.80
Fee Waivers and Expense Reimbursements[2]	(0.10)
Net Expenses[2]	0.70

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal period.

2	JPMI A, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Reserve Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.70% of the average daily net assets through 6/30/08.

Example

The example below is intended to help you compare the cost of investing in the Reserve Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 6/30/0 8 and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Reserve Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
72	245	434	980

8   JPMORGAN MONEY MARKET FUNDS

The Funds’ Management and Administration

The Fund s are series of JPMorgan Trust II (JPMTII), a Delaware statutory trust.

The trustees of JPMT II are responsible for overseeing all business activities.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary (as described below) who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Adviser

JPMorgan Investment Advisors Inc. (JPMIA) acts as investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIA is located at 1111 Polaris Parkway, Columbus, OH 43240.

During the most recent fiscal period ended 2/28/0 7 , JPMIA was paid management fees (net of waivers, if any), as shown below, as a percentage of average daily net assets:

Michigan Municipal Money Market Fund	0.08%
Ohio Municipal Money Market Fund	0.08

A discussion of the basis the Board of Trustees of JPMTII used in reapproving the investment advisory agreement for the Funds is available in the shareholder report for the period ended August 31, 200 6 .

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.10% of the first $100 billion of average daily net assets of all money market funds in the JPMorgan Funds Complex and 0.05% of average daily net assets over $100 billion.

The Funds’ Shareholder Servicing Agent

JPMTII, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.30% of the average daily net assets of Reserve Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.30% annual fee to such entities for performing shareholder and administrative services. The amount payable for “service fees” (as defined by the NASD) does not exceed 0.25% of the average annual net assets attributable to the Reserve Shares of each Fund.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIA and the Administrator.

Each of the Funds has adopted a Rule 12b-1 distribution plan under which they pay annual distribution fees of up to 0.25% of the average daily net assets attributable to Reserve Shares.

Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to the amount of actual expenses incurred.

Because Rule 12b-1 expenses are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

Additional Compensation to Financial Intermediaries

JPMIA, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also , at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance

JULY 1, 2007   9

The Funds’ Management and Administration (continued)

companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor. These additional cash payments are payments over and above the Rule 12b-1 fees and shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIA and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

10   JPMORGAN MONEY MARKET FUNDS

How Your Account Works

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Reserve Shares of these Funds.

The price you pay for your shares is the net asset value (NAV) per share of the class. NAV is the value of everything a class of a Fund owns, minus everything the class owes, divided by the number of shares of that class held by investors. The Funds seek to maintain a stable NAV per share of $1.00. Each Fund uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The NAV of each class of shares is generally calculated as of the cut-off time each day the Funds are accepting orders. You will pay the next NAV per share calculated after JPMorgan Funds Services accepts your order.

Reserve Shares may be purchased by Financial Intermediaries (see below) that are paid to assist investors in establishing accounts, executing transactions and monitoring their investment.

You may purchase Fund shares through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary. To purchase shares, contact your Baird Financial Advisor.

Shares are available on any business day that the Federal Reserve Bank of New York (Federal Reserve) is open. In addition to weekends, the Federal Reserve is closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. A Fund may close when the Federal Reserve is open and the New York Stock Exchange (NYSE) is closed, such as Good Friday. On any business day when the Securities Industry and Financial Markets Association (SIFMA) recommends that the securities markets close trading early, a Fund may close trading early.

On occasion, the NYSE closes before 4:00 p.m. Eastern Time (ET). When the NYSE closes early , purchase orders accepted by the Fund after the NYSE closes will be effective the following business day. Each Fund, however, may elect to remain open following an early close of the NYSE . If your purchase order is accepted by the Fund before the Fund’s close on a day when the NYSE closes early but the Fund remains open, or on a day when the Fund is open but the NYSE is not, it will be effective the same business day. Purchase orders accepted after a Fund closes will be effective the following business day.

If the Fund accepts your order by the Fund’s cut-off time listed below, we will process your purchase order at that day’s price and you will be entitled to all dividends declared on that day. If the Fund accepts your purchase order after the cut-off time, we will process it at the next day’s price.

Share ownership is electronically recorded ; therefore , no certificates will be issued.

Your Financial Intermediary will be responsible for sending your purchase order to the Fund by the Fund’s cut-off time. Your Financial Intermediary may have an earlier cut-off time for purchase orders. In addition, your Financial Intermediary may be closed at times when the Fund is open .

Normally, the cut-off time for each Fund is:

Michigan Municipal Money Market Fund	NOON ET
Ohio Municipal Money Market Fund	NOON ET

The Fund must receive “federal funds” by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m. ET) on the same business day the purchase order is placed. In the event that an order is placed by the cut-off time specified above but the related wire payment is not received by the Fund by the close of the Federal Reserve wire transfer system that same day, then either your order may not be effective until the next business day on which federal funds are timely received by the Fund, or the Fund reserves the right to cancel your purchase order and you will be liable for any resulting losses or fees incurred by the Fund or the Fund’s transfer agent. If you pay by check before the cut-off time, we will generally process your order the next business day the Fund is open for business.

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

JULY 1, 2007   11

How Your Account Works (continued)

Minimum Investments

Reserve Shares are subject to a $10,000,000 minimum investment requirement per Fund. There is no minimum level for subsequent purchases.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k) and 403(b) ) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

General

The JPMorgan money market funds (including the Funds in this prospectus) are intended for short-term investment horizons, and do not monitor for market timers or prohibit short-term trading activity. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

You may buy your shares:

Through Your Financial Intermediary

Tell your Financial Intermediary which Funds you want to buy and they will contact us. Your Financial Intermediary may charge you a fee and may offer additional services, such as special purchase and redemption programs, “sweep” programs, cash advances and redemption checks. Some Financial Intermediaries charge a single fee that covers all services.

The Fund must accept your order from your Financial Intermediary by the Fund’s cut-off time in order for us to process your purchase order at that day’s price. Your Financial Intermediary may impose different minimum investments and earlier cut-off times.

Your Financial Intermediary may be paid by JPMDS to assist you in establishing your account, executing transactions and monitoring your investment. Financial Intermediaries may provide the following services in connection with their customers’ investments in the Funds:

•	Acting directly or through an agent, as the sole shareholder of record

•	Maintaining account records for customers

•	Processing orders to purchase, redeem or exchange shares for customers

•	Responding to inquiries from shareholders

•	Assisting customers with investment procedures.

SELLING FUND SHARES

To sell shares, contact your Baird Financial Advisor.

You can sell your shares on any day that the Funds are accepting purchase orders. You will receive the next NAV per share calculated after the Fund accepts your order.

We will need the names of the registered shareholders, your account number and other information before we can sell your shares.

Under normal circumstances, if a Fund accepts your order before the Fund’s cut-off time, the Fund will make available to you the proceeds that same business day by wire. Otherwise, except as permitted by the federal securities laws, your redemption proceeds will be paid within seven days after acceptance of the redemption order.

If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by A utomated Clea ring House (ACH) to a pre-existing bank account on record with the Funds.

12   JPMORGAN MONEY MARKET FUNDS

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

You can sell your shares:

Through Your Financial Intermediary

Tell your Financial Intermediary which Fund’s shares you want to sell. The Fund must accept your order from your Financial Intermediary by the Fund’s cut-off time in order for us to process your order at that day’s price. Your Financial Intermediary will send the necessary documents to JPMorgan Funds Services. Your Financial Intermediary may charge you for this service.

Your Financial Intermediary may have an earlier cut-off time for redemption orders.

Redemptions-In-Kind

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

OTHER INFORMATION CONCERNING THE FUNDS

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

If an account value falls below the Funds’ minimum investment requirement, the Funds reserve the right to redeem all of the remaining shares in your account and close your account. Before these actions are taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus.

The Funds may suspend your ability to redeem or may postpone payment for more than seven days when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

JULY 1, 2007   13

Shareholder Information

DISTRIBUTIONS AND TAXES

The Funds can earn income and can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare dividends daily, so your shares can start earning dividends on the day you buy them. The Funds distribute the dividends monthly in the form of additional Fund shares of the same class, unless you tell us that you want distributions in cash or as a deposit in a pre-assigned bank account. The taxation of dividends will not be affected by the form in which you receive them. The Fund s declare and distribute any short-term capital gain at least annually. The Funds do not expect to realize long-term capital gain.

For federal income tax purposes, dividends of net investment income and any net short-term capital gains (see below), generally will be taxable as ordinary income. If, at the close of each quarter, at least 50% of the value of a Fund’s total assets consists of tax-exempt interest obligations, the Fund will be eligible to designate distributions of interest derived from tax-exempt-interest obligations as “exempt-interest dividends.” Properly designated exempt-interest dividends paid by the Funds generally are not subject to federal income taxes, but may be subject to state and local taxes as well as the federal alternative minimum tax, both for individuals and corporations. The state or municipality where you live might not charge you state and local taxes on properly designated exempt-interest dividends earned on certain bonds. You should consult your tax advisor concerning your own tax situation and the state and local tax consequences of investing in a Fund. Shareholders that receive social security or railroad retirement benefits should also consult their tax advis ors to determine what effect, if any, an investment in any of the Funds might have on the federal taxation of their benefits.

The Supreme Court has agreed to hear an appeal of a state court decision that might significantly affect how states tax in-state and out-of-state municipal bonds. A Kentucky state court held that a Kentucky law violates the U.S. Constitution by treating, for Kentucky state tax purposes, the interest income on in-state municipal bonds differently from the income on out-of-state municipal bonds. If the Supreme Court affirms this holding, each state will likely revisit the way in which it treats the interest on municipal bonds, and this has the potential to increase significantly the amount of state tax paid by shareholders on exempt-interest dividends. The Supreme Court likely will hold oral arguments on this case in the fall of 2007 and issue a decision sometime thereafter. You should consult your tax advisor to discuss the tax consequences of your investment in the Funds.

Dividends received from the Michigan Municipal Money Market Fund that are derived from interest attributable to tax exempt Michigan Municipal Obligations will be exempt from Michigan income tax and generally, also exempt from Michigan single business tax. Conversely, to the extent that the Fund’s dividends are derived from interest on obligations other than Michigan Municipal Obligations or certain U.S. government obligations (or are derived from short-term or long-term gains), such dividends may be subject to Michigan income tax and Michigan single business tax, even though the dividends may be exempt for federal income tax purposes. The Michigan single business tax has been repealed, effective at year end 2007. As of the date of this prospectus, no replacement tax statute had been enacted. Except as noted above with respect to Michigan income taxation, distributions of net income may be taxable to investors as dividend income under other state or local laws even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

Dividends received from the Ohio Municipal Money Market Fund that result from interest on obligations of the State of Ohio, its political or governmental subdivisions or agencies and instrumentalities of Ohio (Ohio Obligations) are exempt from Ohio personal income tax, and Ohio municipal and school district income taxes. Corporate shareholders that are subject to the Ohio corporation franchise tax must include the Fund shares in the corporation’s tax base for purposes of the Ohio corporate franchise tax net worth computation. Dividends that are attributable to interest on or profit on the sale, exchange, or other disposition of Ohio Obligations will not be subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Note that for most entities, the corporate franchise tax will be phased out over five years starting with the 2006 corporation franchise tax report.

Dividends of interest earned on bonds issued by the U.S. government and its agencies might also be exempt from state and local taxation.

It is unlikely that dividends from any of the Funds will qualify to any significant extent for the reduced 15% tax rate applicable to qualified dividend income.

If you receive distributions that are properly designated capital gain dividends, the tax rate will be based on how long the Fund held a particular asset, not on how long

14   JPMORGAN MONEY MARKET FUNDS

you have owned your shares. The Funds expect substantially all of their distributions of capital gain to be attributable to short-term capital gain which is taxed as ordinary income. The Funds do not expect to realize long term capital gain or losses and thus do not expect to make distributions that are properly designated as capital gain dividends.

The Funds’ investments in certain debt securities and derivative instruments may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so.

The dates on which dividends and capital gains will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Gains, if any, resulting from the sale or exchange of your shares generally will be subject to tax.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of the tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Funds will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and monthly account statements. Please review these statements carefully. The Funds will correct errors if notified within 10 days of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIA. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the JPMorgan Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

Each business day, each Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the prior business day. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

JULY 1, 2007   15

What the Terms Mean

Demand notes: A debt security with no set maturity date. The investor can generally demand payment of the principal at any time.

Distribution fee: Covers the cost of the distribution system used to sell shares to the public.

Dollar weighted average maturity: The average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar weighted” means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.

Floating rate securities: Securities whose interest rates adjust automatically whenever a particular interest rate changes.

Liquidity: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

Management fee: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund’s investments.

Municipal lease obligations: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of general obligations of the municipality.

Municipal obligations: Debt securities issued by or on behalf of states, territories and possessions or by their agencies or other groups with authority to act for them.

Other expenses: Miscellaneous items, including transfer agency, administration, custody and registration fees.

Qualified banks: (i) U.S. banks with more than $1 billion in total assets, and foreign branches of these banks; or (ii) foreign banks with the equivalent of more than $1 billion in total assets and which have branches or agencies in the U.S. or (iii) other U.S. or foreign commercial banks which the Fund’s adviser judges to have comparable credit standing.

Repurchase agreements: A special type of a short-term investment. A dealer sells securities to a Fund and agrees to buy them back later for a set price. This set price includes interest. In effect, the dealer is borrowing the Fund’s money for a short time, using the securities as collateral.

Reverse repurchase agreements: Contract whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

Shareholder service fee: A fee to cover the cost of paying Financial Intermediaries to provide certain support services for your account.

Tax exempt municipal securities: Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

Variable rate securities: Securities whose interest rates are periodically adjusted.

16   JPMORGAN MONEY MARKET FUNDS

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JULY 1, 2007   17

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

Reserve

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income
Michigan Municipal Money Market Fund (c)
Year Ended February 28, 2007	$1.00	$0.03		$—	(e)	$0.03		$(0.03)
July 1, 2005 to February 28, 2006 (d)	1.00	0.01		—	(e)	0.01		(0.01)
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2004	1.00	—	(e)	—		—	(e)	— (e)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)

Ohio Municipal Money Market Fund (c)
Year Ended February 28, 2007	1.00	0.03		—	(e)	0.03		(0.03)
July 1, 2005 to February 28, 2006 (d)	1.00	0.01		—	(e)	0.01		(0.01)
Year Ended June 30, 2005	1.00	0.01		—	(e)	0.01		(0.01)
Year Ended June 30, 2004	1.00	—	(e)	—		—	(e)	— (e)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Effective February 19, 2005, Class A was renamed as Reserve Shares.

(d)	T he Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Amount is less than $0.01.

18   JPMORGAN MONEY MARKET FUNDS

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursement and earning credits
$ 1.00	2.91%	$28,903	0.70%	2.89%	0.78%
1.00	1.40	19,135	0.70	2.06	0.79
1.00	1.14	41,308	0.72	1.10	0.81
1.00	0.31	53,414	0.73	0.31	0.81
1.00	0.62	77,476	0.74	0.62	0.82
1.00	1.16	62,408	0.72	1.21	0.80

1.00	2.88	6 9, 853	0.70	2.84	0.80
1.00	1.38	79,281	0.70	2.09	0.82
1.00	1.14	82,741	0.71	1.17	0.77
1.00	0.30	59,971	0.72	0.30	0.75
1.00	0.63	79,911	0.72	0.62	0.75
1.00	1.17	90,602	0.71	1.17	0.75

JULY 1, 2007   19

Legal Proceedings and Additional Fee and Expense Information

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

In addition, on August 30, 2005, the commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right to Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. In June 2007, the matter, which generally related to the same facts that were the subject of the SEC Order and NYAG settlement discussed above, was settled, and the West Virginia Order will be vacated.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

As noted above, the settlement agreement with the NYAG requires JPMorgan Investment Advisors to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between JPMorgan Investment Advisors and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by JPMorgan Investment Advisors and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that JPMorgan Investment Advisors and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Funds are the JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund, the JPMorgan Government Bond Fund and the JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund) and the Reduced Rates on various classes of those Funds were implemented September 27, 2004.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made

20   JPMORGAN MONEY MARKET FUNDS

in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMorgan Investment Advisors that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMorgan Investment Advisors and its affiliates, as applicable. The Funds offered in this prospectus are not subject to a Reduced Rate.

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan Michigan Municipal Money Market Fund	Reserve	0.70%	0.7 8%
JPMorgan Ohio Municipal Money Market Fund	Reserve	0.70	0.8 0

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On July 1, 200 7 , you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMorgan Investment Advisors and its affiliates; and the Gross Expense Ratios thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

JULY 1, 2007   21

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Michigan Municipal Money Market Fund

	Reserve Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$72	5.00%	4.30%	4.30%
June 30, 2009	83	10.25	8.70	4.22
June 30, 2010	87	15.76	13.29	4.22
June 30, 2011	90	21.55	18.07	4.22
June 30, 2012	94	27.63	23.05	4.22
June 30, 2013	98	34.01	28.24	4.22
June 30, 2014	102	40.71	33.66	4.22
June 30, 2015	106	47.75	39.30	4.22
June 30, 2016	111	55.13	45.18	4.22
June 30, 2017	116	62.89	51.30	4.22

JPMorgan Ohio Municipal Money Market Fund

	Reserve Shares
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2008	$72	5.00%	4.30%	4.30%
June 30, 2009	85	10.25	8.68	4.20
June 30, 2010	89	15.76	13.25	4.20
June 30, 2011	92	21.55	18.00	4.20
June 30, 2012	96	27.63	22.96	4.20
June 30, 2013	100	34.01	28.12	4.20
June 30, 2014	105	40.71	33.50	4.20
June 30, 2015	109	47.75	39.11	4.20
June 30, 2016	114	55.13	44.95	4.20
June 30, 2017	118	62.89	51.04	4.20

22   JPMORGAN MONEY MARKET FUNDS

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HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102
1-202-551-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC’s website at http://www.sec.gov.

(Investment Company Act File No. 811-4236)

© JPMorgan Chase & Co., 2007 All rights reserved. July 2007.	TOG-P0707-RWB

JPMorgan Income Funds
STATEMENT OF ADDITIONAL INFORMATION
PART I

July 1, 2007

JPMORGAN TRUST I (“JPMT I”)
JPMorgan Bond Fund (the “Bond Fund”)
JPMorgan Emerging Markets Debt Fund (the “Emerging Markets Debt Fund”)
JPMorgan Enhanced Income Fund (the “Enhanced Income Fund”)
JPMorgan Real Return Fund (the “Real Return Fund”)
JPMorgan Short Term Bond Fund (the “Short Term Bond Fund”)
JPMorgan Strategic Income Fund (the “Strategic Income Fund”)
(formerly the Global Strategic Income Fund)

JPMORGAN TRUST II (“JPMT II”)
JPMorgan Core Bond Fund (the “Core Bond Fund”)
JPMorgan Core Plus Bond Fund (the “Core Plus Bond Fund”)
JPMorgan Government Bond Fund (the “Government Bond Fund”)
JPMorgan High Yield Bond Fund (the “High Yield Bond Fund”)
JPMorgan Intermediate Bond Fund (the “Intermediate Bond Fund”)
JPMorgan Mortgage-Backed Securities Fund (the “Mortgage-Backed Securities Fund”)
JPMorgan Short Duration Bond Fund (the “Short Duration Bond Fund”)
JPMorgan Treasury & Agency Fund (the “Treasury & Agency Fund”)
JPMorgan Ultra Short Duration Bond Fund (the “Ultra Short Duration Bond Fund”)
(formerly the Ultra Short Term Bond Fund)

J.P. MORGAN MUTUAL FUND GROUP (“JPMMFG”)
JPMorgan Short Term Bond Fund II (the “Short Term Bond Fund II”)

(each a “Fund” and collectively, the “Funds”)

          This Statement of Additional Information (“SAI”) is not a prospectus but contains additional information which should be read in conjunction with the prospectuses for the Funds dated July 1, 2007, as supplemented from time to time (“Prospectuses”). Additionally, this SAI incorporates by reference the financial statements dated February 28, 2007, included in the annual Shareholder Reports relating to the Funds (“Financial Statements”). The Prospectuses and the Financial Statements, including the Independent Registered Public Accounting Firm’s Reports are available without charge upon request by contacting JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”), the Funds’ distributor, at P.O. Box 711235, Columbus, OH 43271-1235.

          This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to the Funds and other JPMorgan Funds. For more information about the Funds or the Financial Statements, simply write or call:

JPMorgan Funds Services
P.O Box 8528
Boston, MA 02266-8528
1-800-480-4111

SAI-INC-707

PART I

i

PLEASE SEE PART II OF THIS SAI FOR ITS TABLE OF CONTENTS

ii

GENERAL

The Trusts and the Funds

          JPMorgan Trust I (“JPMT I”) is an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004, as subsequently amended. Each of the Fund s , which is a series of JPMT I (except for the Real Return Fund) is a successor mutual fund to JPMorgan Funds that were series of J.P. Morgan Funds, J.P. Morgan Institutional Funds, and J.P. Morgan Series Trust (the “Predecessor JPMorgan Funds”) prior to February 18, 2005. Each of the Predecessor Funds operated as a series of another legal entity prior to reorganizing and redomiciling as series of J.P. Morgan Mutual Fund Series (“JPMMFS”) on February 18, 2005.

          The Predecessor Funds were formerly series of the following business trusts (the “Predecessor Trusts”):

J.P. Morgan Funds (“JPMF”)
JPMorgan Emerging Markets Debt Fund

J.P. Morgan Institutional Funds (“JPMIF”)
JPMorgan Bond Fund
JPMorgan Short Term Bond Fund
JPMorgan Strategic Income Fund (formerly known as the JPMorgan
Global Strategic Income Fund)

J.P. Morgan Series Trust (“JPMST”)
JPMorgan Enhanced Income Fund

          Shareholders of each of the Predecessor Funds approved an Agreement and Plan of Reorganization and Redomiciliation (“Shell Reorganization Agreements”) between the Predecessor Trusts (other than JPMMFS), on behalf of the Predecessor Funds (other than the series of JPMMFS), and JPMMFS, on behalf of its series. Pursuant to the Shell Reorganization Agreements, the Predecessor Funds (other than the series of JPMMFS) were reorganized into the corresponding series of JPMMFS effective after the close of business on February 18, 2005 (“Closing Date”). With respect to events that occurred or payments that were made prior to the Closing Date, any reference to Fund(s) (other than the Short Term Bond Fund II and the Real Return Fund) in this SAI prior to the Closing Date refers to the Predecessor Funds.

          On January 20, 2005, shareholders of JPMMFS approved the redomiciliation of JPMMFS as a Delaware statutory trust to be called “JPMorgan Trust I” (“Redomiciliation”). The Redomiciliation took place after the close of business on the Closing Date, at which time each Predecessor Fund became a series of JPMorgan Trust I. The Redomiciliation was effective after each of the reorganizations pursuant to the Shell Reorganization Agreements.

          After the close of business on February 18, 2005, the JPMorgan Global Strategic Income Fund (formerly a series of JPMIF and currently known as JPMorgan Strategic Income Fund) acquired all of the assets and liabilities of JPMorgan Strategic Income Fund (formerly a series of JPMMFG) pursuant to an Agreement and Plan of Reorganization dated November 22, 2004 between JPMIF, on behalf of JPMorgan Global Strategic Income Fund, and JPMMFG, on behalf of JPMorgan Strategic Income Fund.

Part I - 1

          JPMorgan Trust II (“JPMT II”) is an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004. Each of the Funds which is a series of JPMT II were formerly series of One Group Mutual Funds, a Massachusetts business trust which was formed on May 23, 1985. At shareholder meetings held on January 20, 2005 and February 3, 2005, shareholders of One Group Mutual Funds approved the redomiciliation of One Group Mutual Funds as a Delaware statutory trust to be called JPMorgan Trust II. The redomiciliation was effective after the close of business on February 18, 2005.

          The JPMorgan Short Term Bond Fund II is a series of J.P. Morgan Mutual Fund Group (“JPMMFG”), an open-end management investment company, formed on May 11, 1987 as a Massachusetts business trust. Effective May 1, 2003, JPMMFG was renamed with the approval of the Board of Trustees of JPMMFG:

New Name	Former Name
J.P. Morgan Mutual Fund Group	Mutual Fund Group

          JPMorgan Funds. After the close of business on February 18, 2005, two series of the J.P. Morgan Funds merged with and into the Funds listed below. The following list identifies the target funds and the surviving funds.

Target Funds	Surviving Funds
JPMorgan Bond Fund II	One Group Bond Fund (now known as JPMorgan Core Bond Fund)
JPMorgan U.S. Treasury Income Fund	One Group Government Bond Fund (now known as JPMorgan Government Bond Fund)

          Fund Names. Prior to February 19, 2005, certain JPMT I and JPMT II Funds had the following names listed below corresponding to their current names:

Former Name	Current Name
JPMorgan Fleming Emerging Markets Debt Fund	JPMorgan Emerging Markets Debt Fund
One Group Bond Fund	JPMorgan Core Bond Fund
One Group Income Bond Fund	JPMorgan Core Plus Bond Fund
One Group Government Bond Fund	JPMorgan Government Bond Fund
One Group High Yield Bond Fund	JPMorgan High Yield Bond Fund
One Group Intermediate Bond Fund	JPMorgan Intermediate Bond Fund
One Group Mortgage-Backed Securities Fund	JPMorgan Mortgage-Backed Securities Fund
One Group Short-Term Bond Fund	JPMorgan Short Duration Bond Fund
One Group Treasury & Agency Fund	JPMorgan Treasury & Agency Fund
One Group Ultra Short-Term Bond Fund	JPMorgan Ultra Short Duration Bond Fund*

* Prior to July 1, 2006, the JPMorgan Ultra Short Duration Bond Fund was named the JPMorgan Ultra Short Term Bond Fund.

          Effective June 16, 2006, the following JPMT I Fund was renamed with the approval of the Board of Trustees:

Former Name	Current Name
JPMorgan Global Strategic Income Fund	JPMorgan Strategic Income Fund

Part I - 2

Share Classes

          Share Classes. Shares in the Funds of the Trusts are generally offered in multiple classes. The following chart shows the share classes offered by each of the Funds as of the date of this SAI:

Fund	Class A	Class B	Class C	Select Class	Institutional Class	Ultra	R Class	Class M
Bond Fund	X	X	X	X	X	X
Core Bond Fund	X	X	X	X		X	X
Core Plus Bond Fund	X	X	X	X		X
Emerging Markets Debt Fund	X		X	X			X
Enhanced Income Fund					X
Government Bond Fund	X	X	X	X		X*
Intermediate Bond Fund	X	X	X	X		X
High Yield Bond Find	X	X	X	X		X	X
Mortgage-Backed Securities Fund	X			X		X
Real Return Fund	X		X	X	X
Short Duration Bond Fund	X	X	X	X		X
Short Term Bond Fund	X			X	X
Short Term Bond Fund II	X			X				X
Strategic Income Fund **	X	X	X	X	X
Treasury & Agency Fund	X	X	X*	X
Ultra Short Duration Bond Fund	X	X	X	X		X

* As of the date of this Statement of Additional Information, these shares had not commenced operations and are not available for investment.

** The Class M Shares for the Strategic Income Fund were dissolved and terminated effective June 29, 2007.

          The shares of the Funds are collectively referred to in this SAI as the “Shares.”

Miscellaneous

          This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

          This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund’s current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds’ executive offices are located at 245 Park Avenue, New York, NY 10167.

          This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to the Funds and other series representing separate investment funds or portfolios of JPMT I, JPMT II, JPMMFG, J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), and J.P. Morgan Fleming Mutual Fund Group (“JPMFMFG”) (each a “JPMorgan Fund”, and together with the Funds, the “JPMorgan Funds”). Throughout this SAI, JPMT I, JPMT II, JPMMFG, JPMMFIT and JPMFMFG are each referred to as a “Trust” and collectively, as the “Trusts.” Each Trust’s Board of Trustees, or Board of Directors in the

Part I - 3

case of JPMFMFG, is referred to herein as the “Board of Trustees,” and each trustee or director is referred to as a “Trustee.”

          The Funds which are series of JPMT I and JPMMFG are advised by J.P. Morgan Investment Management Inc. (“JPMIM”). The Funds which are series of JPMT II are advised by JPMorgan Investment Advisors Inc. (“JPMIA”, formerly known as Banc One Investment Advisors Corporation). Certain other of the JPMorgan Funds are advised by Security Capital Research & Management, Incorporated (“SC-R&M”), and/or subadvised by JF International Management Inc. (“JFIMI”) or Highbridge Capital Management, LLC (“HCM”). JPMIM, JPMIA, SC-R&M, JFIMI and HCM are also referred to herein as the “Advisers” and, individually, as the “Adviser.” JFIMI and HCM are also referred to herein as the “Sub-Advisers” and, individually, as the “Sub-Adviser.”

          Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT RESTRICTIONS

          The following investment restrictions have been adopted by each Trust with respect to the applicable Funds. The investment restrictions listed below under the heading “Fundamental Investment Restrictions” are “fundamental” policies which, under the Investment Company Act of 1940, as amended (the “1940 Act”), may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as such term is defined in “Additional Information” in Part II of this SAI. All other investment policies of a Fund of JPMT I (including the Fund’s investment objectives) are non-fundamental, unless otherwise designated in the Prospectus or herein, and may be changed by the Trustees of the Fund without shareholder approval.

          The percentage limitations contained in the restrictions below apply at the time of purchase of the securities. If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

          For purposes of fundamental investment restrictions regarding industry concentration, an Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the U.S. Securities and Exchange Commission (“SEC”) or other sources. In the absence of such classification or if an Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, an Adviser may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents

Part I - 4

INVESTMENT RESTRICTIONS OF FUNDS THAT ARE SERIES OF JPMT I AND JPMMFG

Fundamental Investment Restrictions

(1)

The Enhanced Income Fund, Bond Fund, Strategic Income Fund and Short Term Bond Fund may not make any investment inconsistent with each Fund’s classification as a diversified investment company under the 1940 Act;

(2)	(a)

The Emerging Markets Debt Fund, Bond Fund, Strategic Income Fund, Real Return Fund, Short Term Bond Fund and Enhanced Income Fund may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

(b)

The Short Term Bond Fund II may not purchase any security of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby), if as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except as permitted by the SEC. Notwithstanding the foregoing, with respect to the Fund’s permissible futures and options transactions in U.S. government securities, positions in such options and futures shall not be subject to this restriction;

(3)	(a)

The Emerging Markets Debt Fund, Bond Fund, Strategic Income Fund, Real Return Fund, Short Term Bond Fund, and Enhanced Income Fund may not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

(b)

The Short Term Bond Fund II may not issue any senior security (as defined in the 1940 Act) except that (i) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations under the 1940 Act or an exemptive order; (ii) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (iii) subject to the restrictions set forth above, the Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security;

(4)	(a)

The Emerging Markets Debt Fund, Bond Fund, Strategic Income Fund, Real Return Fund, Short Term Bond Fund, and Enhanced Income Fund may not borrow money, except to the extent permitted under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time or as permitted by order or interpretation of the SEC;

(b)

The Short Term Bond Fund II may not borrow money except that the Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 331/3% of the value of the Fund’s total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. The Fund

Part I - 5

may borrow money only for temporary or emergency purposes. Any borrowings representing more than 5% of the total assets of the Fund must be repaid before the Fund may make additional investments;

(5)	The Funds may not underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

(6)	(a)

The Emerging Markets Debt Fund, Bond Fund, Strategic Income Fund, Real Return Fund, Short Term Bond Fund, and Enhanced Income Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Funds may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) may make direct investments in mortgages;

(b)

The Short Term Bond Fund II may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages or real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

(7)

The Emerging Markets Debt Fund, Bond Fund, Strategic Income Fund, Short Term Bond Fund, and Enhanced Income Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities;

(8)

The Real Return Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Real Return Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates, currencies and commodities such as oil or gas), options on financial futures contracts (including futures contracts on indices of securities, interest rates, currencies and commodities such as oil and gas), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments;

(9)

The Short Term Bond Fund II may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent the Fund from (i) purchasing or selling options on futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchase or sales of foreign currencies or securities;

(10)	(a)	The Emerging Markets Debt Fund, Bond Fund, Strategic Income Fund, Real Return Fund, Short Term Bond Fund, and Enhanced Income Fund may make loans to other

Part I - 6

persons, in accordance with a Fund’s investment objective and policies and to the extent permitted by applicable law; and

(b)	The Short Term Bond Fund II may not make loans, except that the Fund may:

(i)

purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers’ acceptances and fixed time deposits) in accordance with its investment objectives and policies;

(ii)	enter into repurchase agreements with respect to portfolio securities; and

(iii)	lend portfolio securities with a value not in excess of 1/3 of the value of its total assets.

          In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, the Short Term Bond Fund II may seek to achieve its investment objectives by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund.

          For the purposes of investment restriction (6)(b) above, real estate includes Real Estate Limited Partnerships. For the purposes of investment restriction (2)(b) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an “industry”. Investment restriction (2)(b) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an “industry”. Supranational organizations are collectively considered to be members of a single “industry” for purposes of restriction (2)(b) above.

          Non-Fundamental Investment Restrictions. The investment restrictions described below are not fundamental policies of the Funds and may be changed by the Trustees of the Funds without shareholder approval. These non-fundamental investment policies require that the Funds:

(1)

May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of a Fund’s net assets would be in investments which are illiquid;

(2)

May not make short sales of securities other than short sales “against the box”, maintain a short position, or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and relation options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box. This restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules;

(3)	May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto;

(4)	May not purchase or sell interests in oil, gas or mineral leases;

Part I - 7

(5)

The Short Term Bond Fund II may not, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities);

(6)

The Short Term Bond Fund II may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to the Fund’s permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures;

(7)

Except as specified above, the Short Term Bond Fund II may invest in the securities of other investment companies to the extent permitted by applicable Federal securities law; provided, however, that a Mauritius holding company (a “Mauritius Portfolio Company”) will not be considered an investment company for this purpose;

(8)	May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act; and

(9)

Emerging Markets Debt Fund, Bond Fund, Short Term Bond Fund and Short Term Bond Fund II all have an 80% investment policy which may be changed by the Fund’s Board of Trustees without shareholder approval. However, the Fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.

          For the purposes of the Funds’ investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

          In order to permit the sale of its shares in certain foreign countries, the Short Term Bond Fund II may make commitments more restrictive than the investment policies and limitations described above and in their Prospectuses. Should the Short Term Bond Fund II determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state or country involved. In order to comply with certain regulatory policies, as a matter of operating policy, the Short Term Bond Fund II will not (i) borrow money in an amount which would cause, at the time of such borrowing, the aggregate amount of borrowing by such fund to exceed 10% of the value of that Fund’s total assets, (ii) invest more than 10% of such Fund’s total assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities), (iii) acquire more than 10% of the outstanding shares of any issuer and may not acquire more than 15% of the outstanding shares of any issuer together with other mutual funds managed by JPMorgan Chase Bank, (iv) invest more than 15% of such Fund’s net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with the procedures established by the Board of Trustees), (v) grant privileges to purchase shares of such Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights or (vi) sell, purchase or loan securities (excluding shares in such Fund) or grant or receive a loan or loans to or from the Adviser, corporate and domiciliary agent or paying agent, the distributors and the authorized agents or any of their directors, officers or employees or any of their major shareholders (meaning a shareholder who holds, in his own or other name (as well as a nominee’s name), more than 10% of the total issued and

Part I - 8

outstanding shares of stock of such company) acting as principal, or for their own account, unless the transaction is made within the other restrictions set forth above and either (a) at a price determined by current publicly available quotations, or (b) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets.

INVESTMENT RESTRICTIONS OF FUNDS THAT ARE SERIES OF JPMT II

Fundamental Investment Restrictions

Each of the Funds may not:

(1)

Purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund’s status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(2)

Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in: (i) with respect to the Mortgage-Backed Securities Fund, mortgage-backed securities; or (ii) with respect to all of the Funds, the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

(3)

Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the Prospectuses and the Statement of Additional Information; and (iv) make loans to the extent permitted by an order issued by the SEC.

None of the Funds may:

(1)	Purchase securities on margin or sell securities short .

(2)	Underwrite the securities of other issuers except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities.”

(3)

Purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or operate as a commodity pool, in each case as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(4)

Except for the Treasury & Agency Fund, purchase participation or other direct interests in oil, gas or mineral exploration or development programs (although investments by all Funds in marketable securities of companies engaged in such activities are not hereby precluded).

(5)

Borrow money, except to the extent permitted under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time or as permitted by order or interpretation of the SEC.

Part I - 9

(6)	Purchase securities of other investment companies except as permitted by the 1940 Act and rules, regulations and applicable exemptive relief thereunder.

(7)	Issue senior securities except with respect to any permissible borrowings.

(8)

Purchase or sell real estate (however, each Fund may, to the extent appropriate to its investment objective, purchase securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein).

          Non-Fundamental Investment Restrictions The following investment restrictions are non-fundamental except as noted otherwise and therefore can be changed by the Board of Trustees without prior shareholder approval.

No Fund may:

(1)

Invest in illiquid securities in an amount exceeding, in the aggregate 15% of the Fund’s net assets. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

No Fund may:

(1)	Acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Part I - 10

INVESTMENT PRACTICES

          The Funds invest in a variety of securities and employ a number of investment techniques. What follows is a list of some of the securities and techniques which may be utilized by the Funds. For a more complete discussion, see the “Investment Strategies and Policies” section in Part II of this SAI.

FUND NAME	FUND CODE

Bond Fund	1
Core Bond Fund	2
Core Plus Bond Fund	3
Emerging Markets Debt Fund	4
Enhanced Income Fund	5
Government Bond Fund	6
Intermediate Bond Fund	7
High Yield Bond Fund	8
Mortgage-Backed Securities Fund	9
Real Return Fund	10
Short Duration Bond Fund	11
Short Term Bond Fund	12
Short Term Bond Fund II	13
Strategic Income Fund	14
Treasury & Agency Fund	15
Ultra Short Duration Bond Fund	16

Part I - 11

Instrument	Fund Code	Part II Section Reference

Adjustable Rate Mortgage Loans (“ARMs”): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.

	1-3, 5-16	Mortgage-Related Securities

Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.

	1-5, 7-14, 16	Asset-Backed Securities

Auction Rate Securities: Auction rate securities consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	1, 5, 10, 12-14, 16	Auction Rate Securities

Bank Obligations: Bank obligations consist of bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.

	1-5, 7-14, 16	Bank Obligations

Borrowings: A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. A Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.

	1-16	Miscellaneous Investment Strategies and Risks

Brady Bonds: Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.

	1, 3, 4, 10, 12-14, 16	Foreign Investments (including Foreign Currencies)

Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. A Fund will sell only covered call and secured put options.

	1-14, 16	Options and Futures Transactions

Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1-5, 7-14, 16	Commercial Paper

Commodity-Linked Derivatives: Securities whose value derives from the price of a commodity, including commodity futures and commodity options.	10	Miscellaneous Investment Strategies and Risk

Common Stock: Shares of ownership of a company.	7, 14	Equity Securities, Warrants and Rights

Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	3, 7, 14	Equity Securities, Warrants and Rights

Convertible Securities: Bonds or preferred stock that can convert to common stock.	1 - 3, 5, 7, 9, 10, 12, 14, 16	Convertible Securities

Part I - 12

Instrument	Fund Code	Part II Section Reference

Corporate Debt Securities: Corporate debt securities may include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.

	1-5, 7-14, 16	Debt Instruments

Credit Default Swaps (“CDS”): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.

	1-5, 7-14, 16	Swaps and Related Swap Products

Custodial Receipts: A Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.

	1- 3, 5 - 16	Custodial Receipts

Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.

	1-5, 7 -13, 16	Demand Features

Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

	1 - 5, 7 -9 , 12-14, 16	Foreign Investments (including Foreign Currencies)

Exchange Traded Funds (“ETFs”): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Depository Receipts (“SPDRs”) and NASDAQ 100’s.

	1-5, 7-14, 16	Investment Company Securities and Exchange Traded Funds

Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management purposes or to increase income or gain to a Fund. These strategies may consist of use of any of the following: options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (“NDFs”)), forward rate agreements and currency swaps, caps and floors. Certain Funds may engage in such transactions in both U.S. and non-U.S. markets.

	1, 3- 5 , 10, 12-14	Foreign Investments (including Foreign Currencies)

Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts and American Depositary Securities.

	1-5, 7-14, 16	Foreign Investments (including Foreign Currencies)

High Yield/High Risk Securities/Junk Bonds: High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies.	1, 3, 4, 7, 10, 12-14	Debt Instruments

Part I - 13

Instrument	Fund Code	Part II Section Reference

Inflation-Linked Debt Securities: Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.

	1-16	Debt Instruments

Interfund Lending: Interfund lending involves lending money and borrowing money for temporary purposes through a credit facility.	1-16	Miscellaneous Investment Strategies and Risks

Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.

	1-14, 16	Inverse Floaters and Interest Rate Caps

Investment Company Securities: Shares of other investment companies, including money market funds for which the Adviser and/or its affiliates serve as investment adviser or administrator. The Adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.

	1-16	Investment Company Securities and Exchange Traded Funds

Loan Participations and Assignments: Participations in, or assignments of all or a portion of loans to corporations or to governments .	1 - 4, 7-12, 14 , 16	Loan Participations and Assignments

Mortgages (Directly Held): Mortgages are debt instruments secured by real property.	1-12, 14-16	Mortgage-Related Securities

Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBS”), and other asset-backed structures.

	1-3, 5-16	Mortgage-Related Securities

Mortgage Dollar Rolls: A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.

	1-3, 5-16	Mortgage-Related Securities

Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include private activity bonds and industrial development bonds, as well as General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.

	1-3, 5, 7-14, 16	Municipal Securities

New Financial Products: New options and futures contracts and other financial products continue to be developed and a Fund may invest in such options, contracts and products.	1-14, 16	Miscellaneous Investment Strategies and Risks

Part I - 14

Instrument	Fund Code	Part II Section Reference

Obligations of Supranational Agencies: Obligations of supranational agencies which are chartered to promote economic development and are supported by various governments and governmental agencies.	1-5, 7, 8, 10-16	Foreign Investments (including Foreign Currencies)

Options and Futures Transactions: A Fund may purchase and sell (a) exchange traded and over the counter put and call options on securities, indexes of securities and futures contracts on securities and indexes of securities and (b) futures contracts on securities and indexes of securities.

	1-14, 16	Options and Futures Transactions

Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1-3 , 5, 7-12, 14,	Equity Securities, Rights and Warrants

Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.

	1-16	Miscellaneous Investment Strategies and Risks

Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	1-5, 7-14, 16	Real Estate Investment Trusts

Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1-16	Repurchase Agreements

Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.	1-16	Reverse Repurchase Agreements

Securities Issued in Connection with Reorganizations and Corporate Restructurings: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.

	1-16	Miscellaneous Investment Strategies and Risks

Securities Lending: The lending of up to 33 1/3% of a Fund’s total assets. In return, a Fund will receive cash, other securities, and/or letters of credit as collateral.	1-16	Securities Lending

Short Selling: In short selling transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.

	1, 4, 5, 10, 12, 14	Short Selling

Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (‘GICs”) and Bank Investment Contracts (“BICs”).	1-5 , 7, 8 , 11-14, 16	Short-Term Funding Agreements

Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	1-5, 8, 10-14, 16	Foreign Investments (including Foreign Currencies)

Part I - 15

Instrument	Fund Code	Part II Section Reference

Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest Only (“IO”) and Principal Only (“PO”) securities issued outside a REMIC or CMO structure.

	1-3, 5, 6, 8-14, 16	Mortgage-Related Securities

Structured Investments: A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.

	1-16	Structured Investments

Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.

	1-14, 16	Swaps and Related Swap Products

Synthetic Variable Rate Instruments: Synthetic variable rate instruments generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.

	3-5, 10, 12 -14 , 16	Swaps and Related Swap Products

Temporary Defensive Positions: To respond to unusual circumstances a Fund may invest a portion of its assets in cash and cash equivalents for temporary defensive purposes.	1-16	Miscellaneous Investment Strategies and Risks

Treasury Receipts: A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).

	1-16	Treasury Receipts

Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.

	1-5, 7-14, 16	Trust Preferred

U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, including funding notes, subordinated benchmark notes, collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduits (“REMICs”).

	1-16	Mortgage-Related Securities

Part I - 16

Instrument	Fund Code	Part II Section Reference

U.S. Government Obligations: U.S. government obligations may include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupons Under Book Entry Safekeeping (“CUBES”).

	1-16	U.S. Government Obligations

Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to a Fund on demand or at the expiration of a specified term.

	1-16	Debt Instruments

When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1-16	When-Issued Securities, Delayed Delivery Securities and Forward Commitments

Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.

	1-16	Debt Instruments

ADDITIONAL INFORMATION REGARDING
FUND INVESTMENT PRACTICES

          Investments in Foreign Obligations. Investments in all types of foreign obligations or securities will not exceed 25% of the net assets of the Ultra Short Duration Bond Fund, the Intermediate Bond Fund, the Core Plus Bond Fund, the High Yield Bond Fund, the Core Bond Fund, the Short Duration Bond Fund and the Mortgage-Backed Securities Fund.

           Investments in Equity Securities . Equity Securities such as common stock will generally comprise no more than 10% of the High Yield Bond Fund’s total assets.

Part I - 17

QUALITY DESCRIPTION

           Various Nationally Recognized Statistical Rating Organizations (“NRSRO”) assign ratings to securities. Generally, ratings are divided into two main categories: “Investment Grade Securities” and “Non-Investment Grade Securities.” Although there is always a risk of default, rating agencies believe that issuers of Investment Grade Securities have a high probability of making payments on such securities. Non-Investment Grade Securities include securities that, in the opinion of the rating agencies, are more likely to default than Investment Grade Securities.

The Funds only purchase the rating criteria described below or in the prospectus. The Adviser will look at a security’s rating at the time of investment. If the securities are unrated, the Adviser must determine that they are of comparable quality to rated securities. Subsequent to its purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the security.

           Debt Securities . The Government Bond Fund and the Treasury & Agency Fund may invest in debt securities rated in any of the three highest investment grade rating categories. The Ultra Short Duration Bond Fund, the Intermediate Bond Fund, the Short Duration Bond Fund, the Core Bond Fund and the Mortgage-Backed Securities Fund may invest in debt securities rated in any of the four investment grade rating categories. The Core Plus Bond Fund and the High Yield Bond Fund may purchase securities in any rating category, although foreign debt securities denominated in foreign currencies purchased by the Core Plus Bond Fund must be rated in one of the four highest investment grade rating categories.

           Preferred Stock . The Short Duration Bond Fund, the Core Bond Fund and the Intermediate Bond Fund may only invest in preferred stock rated in any of the four highest rating categories. The Mortgage-Backed Securities Fund may invest only in preferred stock rated in any of the three highest rating categories. The Core Plus Bond Fund and the High Yield Bond Fund may invest in preferred stock in any rating category.

Part I - 18

           Municipal Securities. The Ultra Short Duration Bond Fund, the Short Duration Bond Fund, the Intermediate Bond Fund and the Core Bond Fund may only invest in municipal bonds rated in any of the four highest rating categories. The Mortgage-Backed Securities Fund may only invest in municipal bonds rated in any of the three highest rating categories. The Ultra Short Duration Bond Fund, the Intermediate Bond Fund, the Core Bond Fund and the Mortgage-Backed Securities Fund may only invest in other municipal securities, such as tax-exempt commercial paper, notes and variable rate demand obligations which are rated in the highest or second highest rating categories. The Short Duration Bond Fund may invest in such securities only if they are rated in the highest rating category. The Core Plus Bond Fund and the High Yield Bond Fund may invest in municipal securities rated in any category.

           Commercial Paper. The Short Duration Bond Fund, the Intermediate Bond Fund, the Core Bond Fund, the Ultra Short Duration Bond Fund, and the Mortgage-Backed Securities Fund may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”) (such as A-2 or better by Standard & Poor’s Rating Service, Prime- 2 or better by Moody’s Investors Service, Inc., F2 or better by Fitch Ratings, or R-2 or better by Dominion Bond Rating Service Limited or if unrated, determined by the Manager to be of comparable quality. The High Yield Bond Fund and the Core Plus Bond Fund may purchase commercial paper rated in any category.

           Mortgage-Backed Securities. The Government Bond Fund and the Treasury & Agency Fund may only invest in mortgage- backed securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities. The other JPMT I I Funds that invest in mortgage-backed securities may invest in mortgage-backed securities issued by private issuers including Guaranteed CMOs and REMIC pass-through securities. The Government Bond Fund and the Treasury & Agency Fund may invest in mortgage-backed securities that are rated in one of the three highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by the applicable Adviser to be of comparable quality. The Short Duration Bond Fund, the Ultra Short Duration Bond Fund, the Intermediate Bond Fund, the Mortgage- Backed Securities Fund, and the Core Bond Fund may invest in mortgage-backed securities that are rated in one of the four highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by the Adviser to be of comparable quality. The Core Plus Bond Fund and the High Yield Bond Fund can invest in mortgage-backed securities in any rating category.

DIVERSIFICATION

          All of the Funds are diversified, as defined under the 1940 Act, except for the Emerging Markets Debt Fund and the Real Return Fund, which are non-diversified investment companies. For a more complete discussion, see the “Diversification” section in Part II of this SAI.

PORTFOLIO TURNOVER

          A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage each Fund’s assets by buying and selling securities to help attain its investment objective. A rate of 100% indicates that the equivalent of all of a Fund’s assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. Higher

Part I - 19

portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by a Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.

          The table below sets forth the Funds’ portfolio turnover rates for the last two fiscal years.

FUNDS	Fiscal Year Ended August 31, 2006	Fiscal Year Ended February 28, 2007*

Bond Fund	711%	357%
Emerging Markets Debt Fund	270	68
Enhanced Income Fund	264	44
Real Return Fund	223	154
Short Term Bond Fund	540	143
Short Term Bond Fund II	479	246
Strategic Income Fund	299	223

* The fiscal year changed from August 31 to the last day of February.

           The higher portfolio turnover rate (in excess of 100%) for the Bond Fund, the Real Return Fund, the Short Term Bond Fund, and the Short Term Bond Fund II is related to the inclusion of mortgage dollar rolls and mortgage TBAs in the Funds’ portfolios. The decline in portfolio turnover rate for the Strategic Income Fund is related to changes in investment strategies as additional long-term strategic positions were added to the Fund.

FUNDS	Fiscal Year Ended February 28, 2006	Fiscal Year Ended February 28, 2007

Core Bond Fund	13%	8%
Core Plus Bond Fund	15	26
Government Bond Fund	6	24
High Yield Bond Fund	47	69
Intermediate Bond Fund	5	5
Mortgage-Backed Securities Fund	16	18
Short Duration Bond Fund	22	44
Treasury & Agency Fund	20	10
Ultra Short Duration Bond Fund	9	26

TRUSTEES

Standing Committees

          There are four standing committees of the Board of Trustees: the Audit Committee, the Compliance Committee, the Governance Committee and the Investment Committee.

          The Audit Committee met 4 times during the fiscal year ended February 28, 2007. The Compliance Committee met 4 times during the fiscal year ended February 28, 2007. The Governance Committee and met 6 times during the fiscal year ended February 28, 2007. The Investments Committee met 6 times during the fiscal year ended February 28, 2007. For a more complete discussion, see the “Trustees” Section in Part II of this SAI.

Part I - 20

Ownership of Securities

          The following table shows the dollar range of each Trustee’s beneficial ownership in the Funds and each Trustee’s aggregate dollar range of ownership in any Funds that the Trustee oversees in the Family of Investment Companies as of December 31, 2006:

Name of Trustee	Ownership of Bond Fund	Ownership of Core Bond Fund	Ownership of Core Plus Bond Fund	Ownership of Emerging Markets Debt Fund

Independent Trustees
William J. Armstrong	$10,001-$50,000	Over $100,000	None	None
Roland R. Eppley, Jr.	None	None	None	None
John F. Finn	None	None	None	None
Dr. Matthew Goldstein	None	None	None	None
Robert J Higgins	None	None	None	None
Peter C. Marshall	None	None	None	None
Marilyn McCoy	None	None	None	None
William G. Morton, Jr.	None	None	None	None
Robert A. Oden, Jr.	None	$50,001-$100,000	None	None
Fergus Reid, III	None	None	None	None
Frederick W. Ruebeck	None	None	None	None
James J. Schonbachler	None	None	None	None
Interested Trustee
Leonard M. Spalding, Jr.	None	None	None	None

Name of Trustee	Ownership of Enhanced Income Fund	Ownership of Government Bond Fund	Ownership of High Yield Bond Fund	Ownership of Intermediate Bond Fund

Independent Trustees
William J. Armstrong	None	None	$10,001-$50,000	Over $100,000
Roland R. Eppley, Jr.	None	None	None	None
John F. Finn	None	None	None	None
Dr. Matthew Goldstein	None	None	None	None
Robert J. Higgins	None	None	None	None
Peter C. Marshall	None	None	None	None
Marilyn McCoy	None	None	None	None
William G. Morton, Jr.	None	None	None	None
Robert A. Oden, Jr.	None	None	None	None
Fergus Reid, III	None	None	None	None
Frederick W. Ruebeck	None	None	None	None
James J. Schonbachler	None	None	None	$10,001-$50,000
Interested Trustee
Leonard M. Spalding, Jr.	None	None	$10,001-$50,000	None

Part I - 21

Name of Trustee	Ownership of Mortgage-Backed Securities Fund	Ownership of Real Return Fund	Ownership of Short Duration Bond Fund	Ownership of Short Term Bond Fund

Independent Trustees
William J. Armstrong	None	None	None	None
Roland R. Eppley, Jr.	None	None	None	None
John F. Finn	None	None	None	None
Dr. Matthew Goldstein	None	None	None	None
Robert J. Higgins	None	None	None	None
Peter C. Marshall	None	None	None	None
Marilyn McCoy	None	None	None	None
William G. Morton, Jr.	None	None	None	None
Robert A. Oden, Jr.	None	None	None	None
Fergus Reid, III	None	None	None	None
Frederick W. Ruebeck	None	None	None	None
James J. Schonbachler	None	None	None	None
Interested Trustee
Leonard M. Spalding, Jr.	None	None	None	None

Name of Trustee	Ownership of Short Term Bond Fund II	Ownership of Treasury & Agency Fund	Ownership of Strategic Income Fund	Ownership of Ultra Short Duration Bond Fund

Independent Trustees
William J. Armstrong	None	None	None	None
Roland R. Eppley, Jr.	None	None	None	None
John F. Finn	None	None	None	None
Dr. Matthew Goldstein	None	None	$50,001-$100,000	None
Robert J Higgins	None	None	None	None
Peter C. Marshall	None	None	None	None
Marilyn McCoy	None	None	None	None
William G. Morton, Jr.	None	None	None	None
Robert A. Oden, Jr.	None	None	None	None
Fergus Reid, III	None	None	None	None
Frederick W. Ruebeck	None	None	None	None
James J. Schonbachler	None	None	$50,001-$100,000	None
Interested Trustee
Leonard M. Spalding, Jr.	None	None	None	None

Name of Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies(1)(2)

Independent Trustees
William J. Armstrong	Over $100,000
Roland R. Eppley, Jr.	Over $100,000
John F. Finn	Over $100,000
Dr. Matthew Goldstein	Over $100,000
Robert J Higgins	Over $100,000
Peter C. Marshall	Over $100,000

Part I - 22

Name of Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies(1)(2)

Marilyn McCoy	Over $100,000
William G. Morton, Jr.	Over $100,000
Robert A. Oden, Jr.	Over $100,000
Fergus Reid, III	Over $100,000
Frederick W. Ruebeck	Over $100,000
James J. Schonbachler	Over $100,000
Interested Trustee
Leonard M. Spalding, Jr.	Over $100,000

(1)

A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees currently serves includes eight registered investment companies ( 136 funds).

(2)

For Messrs. Eppley and Spalding, these amounts include deferred compensation balances , as of December 31, 2006, through participation in the JPMorgan Fund’s Deferred Compensation Plan for Eligible Trustees. For Ms. McCoy and Messrs. Finn, Marshall and Oden, these amounts include deferred compensation balances, as of December 31, 2006, through participation in the Deferred Compensation Plan for Trustees of One Group Mutual Fund and One Group Investment Trust , and JPMorgan Fund’s Deferred Compensation Plan for Eligible Trustees..

          As of February 28, 2007, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

Trustee Compensation

          The Funds of the JPMorgan Funds Complex overseen by the Trustees pay each Trustee an annual fee of $183,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds pay the Chairman $167,000 and the Vice Chairman $67,000. The Chairman and Vice Chairman receive no additional compensation for service as committee or sub-committee chairmen. Committee chairs and sub-committee chairs who are not already receiving an additional fee are each paid $52,000 and $27,000 respectively. The Trustees may hold various other directorships unrelated to the JPMorgan Funds Complex. The Funds bear expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an office of the Chairman, in the amount of $6,000 per month.

          Trustee aggregate compensation paid by each of the Funds and the JPMorgan Funds Complex for the calendar year ended December 31, 2006, is set forth below:

Name of Trustee	Bond Fund	Core Bond Fund	Core Plus Bond Fund	Emerging Markets Debt Fund

Independent Trustees
William J. Armstrong	$1,500	$3,984	$1,204	$100
Roland R. Eppley, Jr.	1,168	3,102	938	78
John F. Finn	1,168	3,102	938	78
Dr. Matthew Goldstein	1,340	3,559	1,076	89
Robert J Higgins	1,340	3,560	1,076	89
Peter C. Marshall	1,579	4,199	1,269	105
Marilyn McCoy	1,500	3,984	1,204	100
William G. Morton, Jr.	1,168	3,102	938	78

Part I - 23

Name of Trustee	Bond Fund	Core Bond Fund	Core Plus Bond Fund	Emerging Markets Debt Fund

Robert A. Oden, Jr.	1,167	3,101	937	78
Fergus Reid, III	2,233	5,933	1,793	149
Frederick W. Ruebeck	1,340	3,560	1,076	89
James J. Schonbachler	1,168	3,102	938	78
Interested Trustee
Leonard M. Spalding, Jr.	1,500	3,984	1,204	100

Name of Trustee	Enhanced Income Fund	Government Bond Fund	High Yield Bond Fund	Intermediate Bond Fund

Independent Trustees
William J. Armstrong	$145	$1,081	$1,211	$1,316
Roland R. Eppley, Jr.	113	842	943	1,025
John F. Finn	113	842	943	1,025
Dr. Matthew Goldstein	129	966	1,082	1,176
Robert J. Higgins	130	966	1,082	1,176
Peter C. Marshall	153	1,140	1,276	1,387
Marilyn McCoy	145	1,081	1,211	1,316
William G. Morton, Jr.	113	842	943	1,025
Robert A. Oden, Jr.	113	841	943	1,024
Fergus Reid, III	216	1,610	1,804	1,960
Frederick W. Ruebeck	129	966	1,082	1,176
James J. Schonbachler	113	842	943	1,025
Interested Trustee
Leonard M. Spalding, Jr.	145	1,081	1,211	1,316

Name of Trustee	Mortgage-Backed Securities Fund	Real Return Fund	Short Duration Bond Fund	Short Term Bond Fund

Independent Trustees
William J. Armstrong	$1,399	$63	$997	$862
Roland R. Eppley, Jr.	1,090	49	777	671
John F. Finn	1,090	49	777	671
Dr. Matthew Goldstein	1,250	56	891	770
Robert J. Higgins	1,251	56	891	770
Peter C. Marshall	1,475	66	1,051	908
Marilyn McCoy	1,399	63	997	862
William G. Morton, Jr.	1,090	49	776	671
Robert A. Oden, Jr.	1,089	49	776	671
Fergus Reid, III	2,084	93	1,485	1,284
Frederick W. Ruebeck	1,251	56	891	770
James J. Schonbachler	1,090	49	777	671
Interested Trustee
Leonard M. Spalding, Jr.	1,399	63	997	862

Name of Trustee	Short Term Bond Fund II	Treasury & Agency Fund	Strategic Income Fund	Ultra Short Duration Bond Fund

Independent Trustees
William J. Armstrong	$679	$151	$24	$1,727

Part I - 24

Name of Trustee	Short Term Bond Fund II	Treasury & Agency Fund	Strategic Income Fund	Ultra Short Duration Bond Fund

Roland R. Eppley, Jr.	529	118	19	1,345
John F. Finn	529	118	19	1,345
Dr. Matthew Goldstein	607	135	21	1,543
Robert J Higgins	607	135	21	1,543
Peter C. Marshall	716	160	25	1,820
Marilyn McCoy	679	151	24	1,727
William G. Morton, Jr.	529	118	19	1,345
Robert A. Oden, Jr.	529	118	19	1,344
Fergus Reid, III	1,012	226	36	2,572
Frederick W. Ruebeck	607	135	21	1,543
James J. Schonbachler	529	118	19	1,345
Interested Trustee
Leonard M. Spalding, Jr.	679	151	24	1,727

Name of Trustee	Total Compensation Paid from Fund Complex(1)(2)

Independent Trustees
William J. Armstrong	$ 235,000
Roland R. Eppley, Jr.	183,000
John F. Finn	91,500^
Dr. Matthew Goldstein	210,000
Robert J Higgins	105,000^^
Peter C. Marshall	250,000
Marilyn McCoy	235,000
William G. Morton, Jr.	183,000
Robert A. Oden, Jr.	128,100^^^
Fergus Reid, III	350,000
Frederick W. Ruebeck	210,000
James J. Schonbachler	183,000
Interested Trustee
Leonard M. Spalding, Jr.	117,500^^^^

(1) Amount rounds to less than $1.

(2) A Fund Complex means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or (ii) have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees currently serves includes eight registered investment companies ( 136 funds)

^ Does not include $91,500 of Deferred Compensation

^^ Does not include $105,000 of Deferred Compensation.

^^^ Does not include $54,900 of Deferred Compensation.

^^^^ Does not include $117,500 of Deferred Compensation.

INVESTMENT ADVISER

Investment Advisory Fees

           The table below sets forth the investment advisory fees paid by the following Funds to JPMIA, (waived amounts are in parentheses), as applicable with respect to the fiscal periods indicated (amounts in thousands):

Part I - 25

	Fiscal Year Ended June 30,		Fiscal Year Ended February 28,*
	2005		2006		2007
Funds	Paid	Waived	Paid	Waived	Paid	Waived
Core Bond Fund	$17,691	$(7,661)	$7,884	$—	$11,091	$—
Core Bond Plus Fund	5,196	(1,571)	2,608	—	3,183	—
Government Bond Fund	3,233	(761)	2,126	—	3,144	—
High Yield Bond Fund	7,798	(1,132)	4,958	—	7,663	—
Intermediate Bond Fund	6,243	(2,935)	2,780	—	3,537	(21)
Mortgage-Backed Securities Fund	3,242	(1,917)	3,019	(1,198)	2,462	(1,915)
Short Duration Bond Fund	3,521	(2,699)	1,827	(385)	1,702	(476)
Treasury & Agency Fund	365	(279)	292	(6)	424	(12)
Ultra Short Duration Bond Fund	4,503	(4,985)	3,111	(1,106)	2,434	(1,537)

* The fiscal year end changed from June 30 to the last day of February.

          The table below sets forth the investment advisory fees paid by the following Funds to JPMIM, JPMFAM (USA) or JPMorgan Chase Bank, NA (waived amounts are in parentheses), as applicable with respect to the fiscal periods indicated (amounts in thousands):

	Fiscal Year Ended August 31,					Fiscal Year Ended February 28,*
	2005			2006		2007
Funds	Paid		Waived	Paid	Waived	Paid	Waived
Bond Fund	$2,418		—	$2,905	$(502)	$2,573	$(286)
Emerging Markets Debt Fund	185		(50)	471	(46)	410	(37)
Enhanced Income Fund	290		(288)	96	(253)	67	(149)
Real Return Fund	—	**	— **	16	(180)	25	(89)
Short Term Bond Fund	1,680		(36)	1,577	(171)	1,434	(195)
Short Term Bond Fund II	2,539		—	1,641	(129)	436	(140)
Strategic Income Fund	13		(131)	—	(99)	—	(56)

* The fiscal year end changed from August 31 to the last day of February.

** The Real Return Fund had not commenced operation as of August 31, 2005. Therefore, there is no information for this Fund.

           Prior to December 31, 2006, JPMorgan High Yield Partners LLC (“JPMHYP”) served as sub-advisor with respect to the Core Plus Bond Fund and the High Yield Bond Fund pursuant to Sub-Advisory Agreements between JPMorgan High Yield Partners LLC (JPMHYP) and JPMIA, the former parent company of JPMHYP. Effective December 31, 2006, JPMHYP merged into JPMIM and the sub-advisory agreements terminated. For the fiscal years ended June 30, 2005, and February 28, 2006 and February 28, 2007 respectively, JPMIA paid JPMHYP $7,887,597 ($207,779 of which was waived), $5,013,520.00 ($385,658.00 of which was waived), and $_________________ respectively, in sub-advisory fees with respect to the High Yield Bond Fund. For the fiscal years ended June 30, 2005, and February 28, 2006 and February 28, 2007, JPMIA paid JPMHYP $370,371 ($107,618 of which was waived), $182,037.00, and _____________ respectively, in sub-advisory fees with respect to the Core Plus Bond Fund. As a result of the termination of the Sub-Advisory Agreements, JPMHYP no longer serves as the sub-advisor to the Core Plus Bond Fund and the High Yield Bond Fund and after December

Part I - 26

31, 2006, the JPMIA retains all fees that previously would have been payable to JPMHYP. The termination of the sub-advisory agreements did not result in any portfolio management changes to the Funds and the portfolio management staff of JPMorgan High Yield Partners LLC continued in their portfolio management roles for the Funds as portfolio managers of JPMIA.

Voluntary Waivers

           In addition to the waivers described in the prospectus, JPMIA, JPMFM, and JPMDS have voluntarily agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Ultra Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) for the following Funds exceed the amounts indicated below. These waivers are voluntary and may be discontinued at any time.

Ultra Shares—Voluntary Waivers

Name of Fund
Core Bond Fund	0.40%
Intermediate Bond Fund	0.40
Short Duration Bond Fund	0.30
Ultra Short Duration Bond Fund	0.25

For a more complete discussion, see the “Investment Advisers” section in Part II of this SAI.

PORTFOLIO MANAGERS

Portfolio Managers’ Other Accounts Managed

          The following table shows information regarding all of the other accounts managed by each portfolio manager as of February 28, 2007:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)
Bond Fund
Timothy N. Neumann	7	$1,188.18	6	$3,627.10	55	$8,226.10
Ronald Arons	3	1,875.79	0	0	54	11,281.45
Core Bond Fund
Douglas Swanson	6	5,560.59	4	1,899.88	49	7,054.61
Christopher Nauseda	3	2,924.28	0	0	41	2,398.07
Core Plus Bond Fund
Gary J. Madich	0	0	0	0	0	0
James A Sexton	0	0	0	0	0	0
William J. Morgan	2	1,413.39	6	81.37	10	246.65
Mark M. Jackson	1	255.36	0	0	33	1,928.43
Frederick A. Sabetta	0	0	0	0	1	5.58
Richard D. Figuly	2	2,303.50	1	1,016.24	19	2,217.76

Part I - 27

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)
Emerging Markets Debt Fund
Jeffery J. Grills	1	24.78	11	2,422.03	18	2,240.11
Gunter J. Heiland	1	24.78	11	2,422.03	18	2,240.11
Enhanced Income Fund
John T. Donohue	16	166,647.72	73	126,208.66	188	59,975.58
Jarred A. Sherman	2	2,012.51	5	8,883.76	88	22,202.97
David Martucci	2	2,012.51	5	8,883.76	88	22,202.97
Government Bond Fund
Michael Sais	3	2,716.94	1	477.24	6	2,761.61
Scott F. Grimshaw	6	1,850.76	0	0	42	2,998.16
High Yield Bond Fund
William J. Morgan	2	1,125.78	7	86.95	9	241.07
James P. Shanahan	1	189.49	6	81.37	3	287.61
James E. Gibson *	N/A	N/A	N/A	N/A	N/A	N/A
Intermediate Bond Fund
Douglas Swanson	6	8,062.43	4	1,899.88	49	7,054.61
Scott F. Grimshaw	6	1,897.68	0	0	42	2,998.16
Real Return Fund
Seamus Brown	0	0	14	6032.01	10	2,243.45
Ronald Arons	3	3,879.52	0	0	54	11,281.45
Christopher H. Clasen	0	0	0	0	1	49.06
Short Duration Bond Fund
Gregg F. Hrivnak	1	1,598.55	0	0	20	2,177.31
Richard D. Figuly	2	2,534.84	1	1,016.24	19	2,217.76
Short Term Bond Fund
John T. Donohue	16	165,173.21	73	126,208.66	188	59,975.58
Jarred A. Sherman	2	538.00	5	8,883.76	88	22,202.97
David Martucci	2	538.00	5	8,883.76	88	22,202.97
Short Term Bond Fund II
John T. Donohue	16	166,476.31	73	126,208.66	188	59,975.58
Jarred A. Sherman	2	1,841.10	5	8,883.76	88	22,202.97
David Martucci	2	1,841.10	5	8,883.76	88	22,202.97
Strategic Income Fund
Michael J. Pecoraro	0	0	8	17,383.01	2	70.81
Timothy N. Neumann	7	3,234.81	6	3,627.10	55	8,226.10
Robert L. Cook	4	807.75	10	1,144.27	2	348.82
Thomas G. Hauser	4	763.28	11	1,047.80	2	341.95
Jeffery J. Grills	1	133.49	11	2,422.03	18	2,420.10
Gunter J. Heiland	1	133.49	11	2,422.03	18	2,420.20
John T. Donohue	16	166,806.23	73	126,208.66	188	59,975.58
Treasury & Agency Fund
Scott F. Grimshaw	6	2,827.94	0	0	42	2,998.16
Peter D. Simons	0	0	0	0	23	1,342.60
Ultra Short Duration Bond Fund
Michael Sais	3	2,241.30	1	477.24	6	2,761.61

Part I - 28

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)
Gregg F. Hrivnak	1	704.95	0	0	20	2,177.31
Richard Figuly	2	1,641.23	1	1,016.24	19	2,217.76

* As of February 28, 2007, Mr. Gibson did not serve as portfolio manager for other accounts and was not named as assisting in the management of the High Yield Bond Fund prior to June 2007.

          The following table shows information on the other accounts managed by each portfolio manager that have advisory fees wholly or partly based on performance as of February 28, 2007.

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)

Bond Fund
Timothy N. Neumann	0	0	0	0	0	0
Ronald Arons	0	0	0	0	0	0
Core Bond Fund
Douglas Swanson	0	0	0	0	0	0
Christopher Nauseda	0	0	0	0	0	0
Core Plus Bond Fund
Gary J. Madich	0	0	0	0	0	0
James A Sexton	0	0	0	0	0	0
William J. Morgan	0	0	0	0	0	0
Mark M. Jackson	0	0	0	0	0	0
Frederick A. Sabetta	0	0	0	0	0	0
Richard D. Figuly	0	0	0	0	0	0
Emerging Markets Debt Fund
Jeffery J. Grills	0	0	0	0	0	0
Gunter J. Heiland	0	0	0	0	0	0
Enhanced Income Fund
John T. Donohue	0	0	0	0	0	0
Jarred A. Sherman	0	0	0	0	0	0
David Martucci	0	0	0	0	0	0
Government Bond Fund
Michael Sais	0	0	0	0	0	0
Scott F. Grimshaw	0	0	0	0	0	0
High Yield Bond Fund
William J. Morgan	0	0	0	0	0	0
James P. Shanahan	0	0	0	0	0	0
James E. Gibson *	N/A	N/A	N/A	N/A	N/A	N/A
Intermediate Bond Fund
Douglas Swanson	0	0	0	0	0	0

Part I - 29

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)

Scott F. Grimshaw	0	0	0	0	0	0
Real Return Fund
Seamus Brown	0	0	0	0	0	0
Ronald Arons	0	0	0	0	0	0
Christopher H. Clasen	0	0	0	0	0	0
Short Duration Bond Fund
Gregg F. Hrivnak	0	0	0	0	0	0
Richard D. Figuly	0	0	0	0	0	0
Short Term Bond Fund
John T. Donohue	0	0	0	0	0	0
Jarred A. Sherman	0	0	0	0	0	0
David Martucci	0	0	0	0	0	0
Short Term Bond Fund II
John T. Donohue	0	0	0	0	0	0
Jarred A. Sherman	0	0	0	0	0	0
David Martucci	0	0	0	0	0	0
Strategic Income Fund
Michael J. Pecoraro	0	0	0	0	0	0
Timothy N. Neumann	0	0	0	0	0	0
Robert L. Cook	0	0	0	0	0	0
Thomas G. Hauser	0	0	0	0	0	0
Jeffery J. Grills	0	0	0	0	0	0
Gunter J. Heiland	0	0	0	0	0	0
John T. Donohue	0	0	0	0	0	0
Treasury & Agency Fund
Scott F. Grimshaw	0	0	0	0	0	0
Peter D. Simons	0	0	0	0	0	0
Ultra Short Duration Bond Fund
Michael Sais	0	0	0	0	0	0
Gregg F. Hrivnak	0	0	0	0	0	0
Richard Figuly	0	0	0	0	0	0

* As of February 28, 2007, Mr. Gibson did not serve as portfolio manager for other accounts and was not named as assisting in the management of the High Yield Bond Fund prior to June 2007.

Portfolio Managers’ Ownership of Securities

          The following table indicates for each Fund the dollar range of shares beneficially owned by each portfolio manager, as of February 28, 2007.

Part I - 30

Aggregate Dollar Range of Securities in the Fund

	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	over $1,000,000

Bond Fund
Timothy N. Neumann				X
Ronald Arons			X
Core Bond Fund
Douglas Swanson
Christopher Nauseda			X
Core Plus Bond Fund
Gary J. Madich
James A Sexton
William J. Morgan	X
Mark M. Jackson
Frederick A. Sabetta	X
Richard D. Figuly	X
Emerging Markets Debt Fund
Jeffery J. Grills
Gunter J. Heiland
Enhanced Income Fund
John T. Donohue
Jarred A. Sherman	X
David Martucci	X
Government Bond Fund
Michael Sais			X
Scott F. Grimshaw			X
High Yield Bond Fund
William J. Morgan					X
James P. Shanahan			X
James E. Gibson*	X
Intermediate Bond Fund
Douglas Swanson
Scott F. Grimshaw	X
Mortgage-Backed Securities Fund
Douglas Swanson
Michael Sais	X
Real Return Fund
Seamus Brown		X
Ronald Arons		X
Christopher H. Clasen			X
Short Duration Bond Fund
Gregg F. Hrivnak	X
Richard D. Figuly
Short Term Bond Fund
John T. Donohue
Jarred A. Sherman	X
David Martucci	X

Part I - 31

Aggregate Dollar Range of Securities in the Fund

	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	over $1,000,000

Short Term Bond Fund II
John T. Donohue
Jarred A. Sherman	X
David Martucci	X
Strategic Income Fund
Michael J. Pecoraro
Timothy N. Neumann	X
Robert L. Cook	X
Thomas G. Hauser	X
Jeffery J. Grills	X
Gunter J. Heiland
John T. Donohue
Treasury & Agency Fund
Scott F. Grimshaw	X
Peter D. Simons
Ultra Short Duration Bond Fund
Michael Sais							X
Gregg F. Hrivnak	X
Richard Figuly	X

* As of February 28, 2007, Mr. Gibson did not serve as portfolio manager for other accounts and was not named as assisting in the management of the High Yield Bond Fund prior to June 2007.

          For a more complete discussion, see the “Portfolio Manager Compensation” section in Part II of this SAI.

ADMINISTRATOR

Administrator Fees

          The tables below sets forth the administration, administrative services and co-administration fees paid by the Funds (the amounts waived are in parentheses) for the fiscal periods indicated (amounts in thousands).

	Fiscal Year Ended August 31					Fiscal Year Ended February 28,*
	2005			2006		2007
Funds	Paid		Waived	Paid	Waived	Paid	Waived
Bond Fund	$408		$(626)	$952	($207)	$792	$(159)
Emerging Markets Debt Fund	—		—	60	(15)	40	(24)
Enhanced Income Fund	—		(305)	21	(122)	22	(64)
Real Return Fund	—	**	— **	3	(54)	10	(22)
Short Term Bond Fund	70		(811)	165	(552)	301	(349)
Short Term Bond Fund II	21		(22)	544	(183)	208	(22)
Strategic Income Fund	—		(41)	—	(23)	—	(12)

* The fiscal year end changed from June 30 to the last day of February.

** The Real Return Fund had not commenced operation as of August 31, 2005. Therefore, there is no information for this Fund.

Part I - 32

	Fiscal Year Ended June 30,				Fiscal Year Ended February 28,*
	2005		2006		2007
Funds	Paid	Waived	Paid	Waived	Paid	Waived
Core Bond Fund	$6,576	$(597)	$1,046	$(1,717)	$2,110	$(1,603)
Core Bond Plus Fund	1,908	(34)	917	—	997	(69)
Government Bond Fund	1,339	(89)	744	—	958	(94)
High Yield Bond Fund	1,751	(28)	801	—	1,144	(40)
Intermediate Bond Fund	2,354	(250)	274	(700)	459	(732)
Mortgage-Backed Securities Fund	1,707	(427)	249	(657)	290	(967)
Short Duration Bond Fund	1,612	(227)	381	(386)	417	(459)
Treasury & Agency Fund	227	(25)	27	(75)	40	(106)
Ultra Short Duration Bond Fund	2,467	(552)	442	(885)	612	(983)

* The fiscal year end changed from June 30 to the last day of February.

For a more complete discussion, see the “Administrator” section in Part II of this SAI.

DISTRIBUTOR

Compensation Paid to JPMDS

          The following table describes the compensation paid to the principal underwriter, JPMDS, for the fiscal year ended February 28, 2007.

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation

Bond Fund	$30,539.45	$18,668.01	$575.29	$79,290.22
Core Bond Fund	510,370.12	353,097.50	221.75	2,158,399,26
Core Plus Bond Fund	14,580.81	24,241.33	1.63	204,562.17
Emerging Markets Debt Fund	1,662.34	3.72	250.00	3,351.23
Enhanced Income Fund	—	—	—	—
Government Bond Fund	5,397.63	220,679.95	247,49	1,013,596.28
High Yield Bond Fund	43,757.42	103,446.88	13.32	617,864.77
Intermediate Bond Find	20,664.60	274,323.64	—	1,201,090.70
Mortgage-Backed Securities Fund	3,370.57	4.68	—	33,973.99
Real Return Fund	760.11	—	—	1,374.71

Part I - 33

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Short Duration Bond Fund	1,766.83	44,266.04	—	572,348.41
Short Term Bond Fund	1,461.24	5,000.00	—	17,128.78
Short Term Bond Fund II	581.93	5,865.20	—	809,496.46
Strategic Income Fund	10,446.65	17,192.74	17.50	99,211.57
Treasury & Agency Fund	15,292.88	29,921.95	—	285,533.79
Ultra Short Duration Bond Fund	7,290.90	113,046.05	—	2,805,700,97

          The aggregate amount of underwriting commissions retained by JPMDS for the fiscal year ended February 28, 2007 was $667,943.48. For a more complete discussion, see the “Distributor” section in Part II of this SAI.

Distribution Fees

          The tables below sets forth the Rule 12b-1 fees that the Funds paid to J.P. Morgan Fund Distributors, Inc. (prior to February 19, 2005) or JPMDS, as applicable, with respect to the fiscal periods indicated (amounts in thousands):

	Fiscal Year Ended August 31,							Fiscal Year Ended February 28,*
	2005 [1]				2006			2007
Funds	Paid		Waived		Paid		Waived	Paid		Waived

Bond Fund
Class A	$10		$—		$24		$—	$21		$—
Class B	15		—		19		—	12		—
Class C	2		—		10		—	15		—
Emerging Markets Debt Fund
Class A	—		—		—	^	—	1		—
Class C	—		—		—	^	—	3		—
Real Return Fund
Class A	—	**	—	**	1		—	1		—
Class C	—	**	—	**	—	^	—	—	^	—
Short Term Bond Fund
Class A	8		—		11		—	10		—
Short Term Bond Fund II
Class A	122		—		92		—	34		—
Class M	1,752		—		915		—	337		—
Strategic Income Fund
Class A	6		—		12		—	9		—
Class B	28		—		47		—	22		—
Class C	11		—		20		—	12		—
Class M ***	15		—		20		—	8		—

^ Rounds to less than $1,000.

1 On February 19, 2005, JPMDS began serving as Distributor to the Funds. The numbers set forth above include amounts paid to JPMDS for the period from February 19, 2005 to August 31, 2005.

* The fiscal year end changed from June 30 to the last day of February.

** The Real Return Fund had not commenced operation as of August 31, 2005. Therefore, there is no information for this Fund.

*** Class m Shares were dissolved and terminated effective June 29, 2007.

Part I - 34

	Fiscal Year Ended June 30,		Fiscal Year Ended February 28,*
	2005		2006		2007
Funds	Paid	Waived	Paid	Waived	Paid	Waived

Core Bond Fund
Class A	$877	$—	$649	$—	$1,147	$—
Class B	809	—	451	—	578	—
Class C	604	—	299	—	433	—
Core Plus Bond Fund
Class A	142	—	90	—	126	—
Class B	89	—	41	—	56	—
Class C	31	—	16	—	23	—
Government Bond Fund
Class A	259	—	235	—	379	—
Class B	806	—	434	—	471	—
Class C	249	—	121	—	164	—
High Yield Bond Fund
Class A	189	—	108	—	167	—
Class B	357	—	186	—	259	—
Class C	280	—	135	—	193	—
Intermediate Bond Fund
Class A	491	—	266	—	331	—
Class B	999	—	465	—	529	—
Class C	748	—	310	—	342	—
Mortgage-Backed Securities Fund
Class A	29	—	24	—	34	—
Short Duration Bond Fund
Class A	262	—	160	—	221	—
Class B	273	—	129	—	145	—
Class C	579	—	235	—	206	—
Treasury & Agency Fund
Class A	228	—	132	—	182	—
Class B	272	—	98	—	103	—
Ultra Short Duration Bond Fund
Class A	814	—	416	—	417	—
Class B	538	—	279	—	305	—
Class C	3,975	—	1,917	—	2,083	—

* The fiscal year end changed from June 30 to the last day of February.

          For a more complete discussion, see the “Distribution Plan” section in Part II of this SAI.

SHAREHOLDER SERVICING

Shareholder Services Fees

Part I - 35

          Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMDS, for providing shareholder services and other related services, a fee at the following annual rates (expressed as a percentage of the average daily NAV of Fund shares owned by or for shareholders):

Select Class, Class A, Class B and Class C	0.25%
Institutional Class	0.10%
R Class	0.05%
Strategic Income Fund – Class M Shares	0.30 *%
Short Term Bond Fund II – Class M Shares	0.25%

* The amount payable for “service fees” (as defined by the NASD) does not exceed 0.25% of the average annual net ass e ts attributable to these shares. The 0.05% balance of the fees is for shareholder administrative services. Class M Shares were dissolved and terminated as of June 29, 2007.

          Ultra Shares do not pay shareholder service fees.

          The tables below sets forth the fees paid or accrued to JPMorgan Chase Bank (prior to February 19, 2005 for the predecessor JPMorgan Funds) or JPMDS (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands):

	Fiscal Year Ended August 31,					Fiscal Year Ended February 28,*
	2005		2006			2007
Funds	Paid	Waived	Paid		Waived	Paid	Waived

Bond Fund
Class A Shares	$2	($8)	$9		($15)	$8	$(13)
Class B Shares	5	—	6		—	4	—
Class C Shares	1	—	3			5	—
Select Class Shares	493	(1)	1,832		—	1,749	—
Institutional Class Shares	247	(34)	224		(25)	149	(16)
Ultra Shares[1]	—	(84)	—		—	—	—
Emerging Markets Debt Fund
Class A Shares[2]	—	—	—	^	—	1	—
Class C Shares[2]	—	—	—	^	—	1	—
Select Class Shares	—	(84)	125		(59)	150	—
R Class Shares[3]	—	—	—	^	—	1	—
Enhanced Income Fund
Institutional Class Shares	—	(231)	—		(140)	—	(86)
Real Return Fund[4]
Class A Shares	—	—	1		— ^	1	— ^
Class C Shares	—	—	—	^	— ^	—	— ^
Select Class Shares	—	—	82		(56)	43	(30)
Institutional Class Shares	—	—	—		— ^	—	(3)
Short Term Bond Fund
Class A Shares	—	(7)	8		(3)	8	(2)
Select Class Shares	298	—	704		—	1,118	—
Institutional Class Shares	—	(564)	—		(413)	—	(201)
Short Term Bond Fund II
Class A Shares	25	(97)	37		(55)	13	(21)
Class M Shares	1,251	—	653		—	241	—

Part I - 36

	Fiscal Year Ended August 31,				Fiscal Year Ended February 28,*
	2005		2006		2007
Funds	Paid	Waived	Paid	Waived	Paid	Waived
Select Class Shares	460	(706)	409	(615)	121	(180)
Strategic Income Fund
Class A Shares	5	(1)	12	—	9	—
Class B Shares	9	—	16	—	7	—
Class C Shares	4	—	7	—	4	—
Class M Shares[5]	9	—	12	—	5	—
Select Class Shares	2	(3)	5	—	2	—
Institutional Class Shares	—	(19)	—	(2)	—	(2)

* The fiscal year end changed from June 30 to the last day of February.

^ Rounds to less than $1,000

1 Currently, Ultra Shares do not pay shareholder servicing fees. For the period prior to February 19, 2005, Ultra Shares paid JPMorgan Chase a shareholder servicing fee equal to 0.05% of the average daily net assets.

2 Class A and Class C Shares of the Emerging Markets Debt Fund were launched June 16, 2006.

3 R Class Shares of the Emerging Markets Debt Fund were launched May 5, 2006.

4 The Real Return Fund was launched August 1, 2005

5 Class M Shares of the Strategic Income Fund were launched February 18, 2005. Class M Shares were dissolved and terminated effective June 29, 2007.

	Fiscal Year Ended June 30,			Fiscal Year Ended February 28,*
	2005			2006			2007
Funds	Paid		Waived	Paid		Waived	Paid	Waived
Core Bond Fund
Class A Shares	$128		$(191)	$259		$(390)	$459	$(688)
Class B Shares	86		—	150		—	193	—
Class C Shares	57		—	100		—	144	—
Select Class Shares	1,949		(487)	3,662		(915)	4,777	(1,194)
R Class Shares	N/A	**	N/A **	N/A	**	N/A **	10	—
Core Plus Bond Fund
Class A Shares	47		(2)	74		(16)	107	(19)
Class B Shares	9		—	13		—	19	—
Class C Shares	3		—	6		—	8	—
Select Class Shares	1,068		(47)	1,693		(359)	2,098	(371)
Government Bond Fund
Class A Shares	17		(101)	26		(209)	44	(335)
Class B Shares	85		—	133		(11)	146	(11)
Class C Shares	22		—	37		(3)	51	(3)
Select Class Shares	182		(550)	349		(1,003)	256	(1,774)
High Yield Bond Fund
Class A Shares	29		(35)	28		(81)	43	(124)
Class B Shares	37		—	53		(9)	74	(12)
Class C Shares	27		—	39		(6)	55	(9)
Select Class Shares	409		(487)	416		(1,205)	636	(1,837)
R Class Shares	N/A	**	N/A **	N/A	**	N/A **	2	—
Intermediate Bond Fund
Class A Shares	112		(44)	192		(74)	239	(92)
Class B Shares	94		—	155		—	176	—

Part I - 37

	Fiscal Year Ended June 30,		Fiscal Year Ended February 28,*
	2005		2006		2007
Funds	Paid	Waived	Paid	Waived	Paid	Waived
Class C Shares	63	—	103	—	114	—
Select Class Shares	605	(235)	1,119	(436)	1,479	(575)
Mortgage-Backed Securities Fund
Class A Shares	8	(5)	14	(10)	21	(13)
Select Class Shares	136	(91)	115	(75)	157	(105)
Short Duration Bond Fund
Class A Shares	87	—	160	—	221	—
Class B Shares	28	—	43	—	48	—
Class C Shares	55	—	78	—	69	—
Select Class Shares	543	—	903	—	962	—
Treasury & Agency Fund
Class A Shares	—	(73)	—	(132)	—	(182)
Class B Shares	—	(24)	—	(33)	—	(34)
Select Class Shares	—	(40)	—	(78)	—	(148)
Ultra Short Duration Bond Fund
Class A Shares	194	(65)	333	(83)	334	(83)
Class B Shares	43	(14)	74	(19)	82	(20)
Class C Shares	308	(104)	511	(128)	554	(140)
Select Class Shares	549	(188)	940	(235)	1,201	(300)

* The fiscal year end changed from June 30 to the last day of February.

** R Class Shares had not yet commenced operations on this date.

          For a more complete discussion, see the “Shareholder Servicing” section in Part II of this SAI.

BROKERAGE AND RESEARCH SERVICES

Brokerage Commissions

          The Funds paid the following brokerage commissions for the indicated fiscal periods (amounts in thousands):

Fund	Fiscal Year Ended 8/31/05	Fiscal Year Ended 8/31/06	Fiscal Year Ended 2/28/07*
Bond Fund
Total Brokerage Commissions	$634	$746	$458
Brokerage Commissions to Affiliated Broker-Dealers	—	—	36
Emerging Markets Debt Fund
Total Brokerage Commissions	4	11	6
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—
Enhanced Income Fund
Total Brokerage Commissions	22	26	9
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—
Real Return Fund

Part I - 38

Fund	Fiscal Year Ended 8/31/05		Fiscal Year Ended 8/31/06	Fiscal Year Ended 2/28/07*
Total Brokerage Commissions	N/A	**	26	32
Brokerage Commissions to Affiliated Broker-Dealers	N/A	**	—	—
Short Term Bond Fund
Total Brokerage Commissions	192		292	218
Brokerage Commissions to Affiliated Broker-Dealers	83		60	43
Short Term Bond Fund II
Total Brokerage Commissions	210		214	49
Brokerage Commissions to Affiliated Broker-Dealers	—		—	—
Strategic Income Fund
Total Brokerage Commissions	8		3	9
Brokerage Commissions to Affiliated Broker-Dealers	—		—	—

* The fiscal year end changed from August 31 to the last day of February.

** The Real Return Fund was launched August 1, 2005

Fund	Fiscal Year ended 6/30/05		Fiscal Year Ended 2/28/06*	Fiscal Year Ended 2/28/07
Core Bond Fund
Total Brokerage Commissions	$—		—	$—
Brokerage Commissions to Affiliated Broker-Dealers	—		—	—
Core Plus Bond Fund
Total Brokerage Commissions		^	1	2
Brokerage Commissions to Affiliated Broker-Dealers	—		—	—
Government Bond Fund
Total Brokerage Commissions	—		—	—
Brokerage Commissions to Affiliated Broker-Dealers	—		—	—
High Yield Bond Fund
Total Brokerage Commissions	12		10		^
Brokerage Commissions to Affiliated Broker-Dealers	0		0	—
Intermediate Bond Fund
Total Brokerage Commissions	—		—	—
Brokerage Commissions to Affiliated Broker-Dealers	—		—	—
Mortgage-Backed Securities Fund
Total Brokerage Commissions	—		—	—
Brokerage Commissions to Affiliated Broker-Dealers	—		—	—
Short Duration Bond Fund
Total Brokerage Commissions	—		—	—
Brokerage Commissions to Affiliated Broker-Dealers	—		—	—
Treasury & Agency Fund
Total Brokerage Commissions	—		—	—
Brokerage Commissions to Affiliated Broker-Dealers	—		—	—
Ultra Short Duration Bond Fund
Total Brokerage Commissions	—		—	14
Brokerage Commissions to Affiliated Broker-Dealers	—		—	—

^ Rounds to less than $1,000.

* The fiscal year end changed from June 30 to the last day of February.

Part I - 39

          For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.

Broker Research

          For the fiscal year ended February 28, 2007, the Adviser, either JPMIM or JPMIA, allocated brokerage commissions to brokers who provided broker research including third party broker research for the Funds as follows:

Fund Name	Amount
Bond Fund	$758,620.81
Core Bond Fund	N/A
Core Plus Bond Fund	N/A
Emerging Markets Debt Fund	6,728.40
Enhanced Income Fund	10,913.50
Government Bond Fund	N/A
High Yield Bond Fund	1,971.78
Intermediate Bond Fund	N/A
Mortgage-Backed Securities Fund	N/A
Real Return Fund	46,382.26
Short Duration Bond Fund	N/A
Short Term Bond Fund	301,597.47
Short Term Bond Fund II	103,320.40
Strategic Income Fund	7,799.04
Treasury & Income Fund	N/A
Ultra Short Duration Bond Fund	3,726.80

Securities of Regular Broker-Dealers

          As of February 28, 2007, certain Funds owned securities of their regular broker-dealers (or parents) as shown below (amounts in thousands):

Fund	Name of Broker-Dealer	Value of Securities Owned (000’s)

Core Bond Fund	Banc of America Securities LLC	$89,539
	Bank of America Corporation	14,224
	Barclays Capital Inc.	11,000
	Bear Stearns & Co. Inc	42,278
	Citigroup Global Markets Inc.	65,065
	Credit Suisse First Boston LLC	14,768
	Goldman Sachs and Company	18,411
	HSBC Securities Inc.	22,362
	Lehman Brothers Inc.	4,193
	Merrill Lynch & Co. Inc.	20,805

Core Plus Bond Fund	ABN AMRO Inc.	469
	Banc of America Securities LLC	35,160
	Bank of America Corporation	6,568
	Bear Stearns & Co. Inc	12,281
	Citigroup Global Markets Inc.	2,796
	Credit Suisse First Boston LLC	2,268
	Goldman Sachs and Company	8,638
	HSBC Securities Inc.	5,240
	Lehman Brothers Inc.	9,583
	Merrill Lynch & Co. Inc.	9,161

Part I - 40

Fund	Name of Broker-Dealer	Value of Securities Owned (000’s)

Government Bond Fund	Banc of America Securities LLC	35,988
	Bear Stearns & Co. Inc	40,000
	HSBC Securities Inc.	40,000
	Lehman Brothers Inc.	40,000

High Yield Bond Fund	Banc of America Securities LLC	3,909
	Barclays Capital Inc.	6,000
	Citigroup Global Markets Inc.	9,625
	Goldman Sachs and Company	5,000

Intermediate Bond Fund	Banc of America Securities LLC	32,410
	Barclays Capital Inc.	5,000
	Bear Stearns & Co. Inc	11,412
	Citigroup Global Markets Inc.	22,638
	Credit Suisse First Boston LLC	8,967
	Deutsche Bank AG	519
	Goldman Sachs and Company	11,393
	HSBC Securities Inc.	13,526
	Lehman Brothers Inc.	16,066
	Merrill Lynch & Co. Inc.	7,696

Mortgage-Backed Securities Fund	ABN AMRO Inc.	292
	Banc of America Securities LLC	22,877
	Bear Stearns & Co. Inc	12,032
	Citigroup Global Markets Inc.	16,164
	HSBC Securities Inc.	25
	Lehman Brothers Inc.	25
	Merrill Lynch & Co. Inc.	160

Short Duration Bond Fund	ABN AMRO Inc.	469
	Banc of America Securities LLC	20,694
	Bank of America Corporation	3,330
	Bear Stearns & Co. Inc	6,546
	Citigroup Global Markets Inc.	5,833
	Credit Suisse First Boston LLC	2,543
	Goldman Sachs and Company	15,540
	HSBC Securities Inc.	1,106
	Lehman Brothers Inc.	19,898
	Merrill Lynch & Co. Inc.	3,549

Part I - 41

Fund	Name of Broker-Dealer	Value of Securities Owned (000’s)

Treasury & Agency Fund	Banc of America Securities LLC	7,780
	Bear Stearns & Co. Inc	8,000
	HSBC Securities Inc.	7,750
	Lehman Brothers Inc.	8,000

Ultra Short Duration Bond Fund	Banc of America Securities LLC	19,804
	Bear Stearns & Co. Inc	17,194
	Citigroup Global Markets Inc.	377
	Credit Suisse First Boston LLC	20,065
	HSBC Securities Inc.	1,000
	Lehman Brothers Inc.	6,305
	Merrill Lynch & Co. Inc.	5,143

Bond Fund	Bank of America Corporation	14,300
	Barclays Capital Inc.	10,692
	Bear Stearns & Co. Inc	23,479
	Citigroup Global Markets Inc.	24,309
	Credit Suisse First Boston LLC	25,988
	Deutsche Bank AG	4,733
	Goldman Sachs and Company	25,515
	Greenwich Capital Markets, Inc.	10,513
	HSBC Securities Inc.	7,006
	Lehman Brothers Inc.	68,330
	Merrill Lynch & Co. Inc.	31,775
	Royal Bank of Scotland Group	370

Emerging Markets Debt Fund	Citigroup Global Markets Inc.	8,689
	Credit Suisse First Boston LLC	6,171
	Deutsche Bank AG	4,300

Enhanced Income Fund	Bank of America Corporation	1,988
	Barclays Capital Inc.	400
	Bear Stearns & Co. Inc	352
	Citigroup Global Markets Inc.	7,246
	Credit Suisse First Boston LLC	4,538
	Deutsche Bank AG	3,202
	Goldman Sachs and Company	2,801
	Greenwich Capital Markets, Inc.	502
	HSBC Securities Inc.	3,918
	Lehman Brothers Inc.	10,942
	Merrill Lynch & Co. Inc.	3,914

Real Return Fund	Merrill Lynch & Co. Inc.	500

Part I - 42

Fund	Name of Broker-Dealer	Value of Securities Owned (000’s)

Short Term Bond Fund	ABN AMRO Inc.	315
	Bank of America Corporation	13,361
	Citigroup Global Markets Inc.	26,728
	Credit Suisse First Boston LLC	40,792
	Deutsche Bank AG	2,163
	Goldman Sachs and Company	36,832
	Greenwich Capital Markets, Inc.	18,740
	HSBC Securities Inc.	7,044
	Lehman Brothers Inc.	81,591
	Merrill Lynch & Co. Inc.	27,081
	Royal Bank of Scotland Group	1,053
	UBS Financial Services Inc.	9,856

Strategic Income Fund	Barclays Capital Inc.	164
	Bear Stearns & Co. Inc	274
	Citigroup Global Markets Inc.	658
	Credit Suisse First Boston LLC	383
	Goldman Sachs and Company	235
	Greenwich Capital Markets, Inc.	43
	Lehman Brothers Inc.	646
	Merrill Lynch & Co. Inc.	453

Short Term Bond Fund II	ABN AMRO Inc.	181
	Bank of America Corporation	3,123
	Citigroup Global Markets Inc.	4,718
	Credit Suisse First Boston LLC	7,901
	Deutsche Bank AG	1,213
	Goldman Sachs and Company	4,341
	Greenwich Capital Markets, Inc.	3,108
	Lehman Brothers Inc.	22,126
	Merrill Lynch & Co. Inc.	3,409
	Royal Bank of Scotland Group	388

          For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.

FINANCIAL INTERMEDIARIES

Other Cash Compensation

          During the fiscal year ended February 28, 2007, the Funds’ Advisers and JPMDS paid approximately $27,501,064.39 by JPMIA and $207,837,155.89 by JPMIM for all of the JPMorgan Funds pursuant to their other cash compensation arrangements. For a more complete discussion, see the “Cash Compensation to Financial Intermediaries” section in Part II of this SAI.

Finder’s Fee Commissions

          Financial Intermediaries who sell $1 million or more of Class A Shares in the aggregate of the JPMorgan Equity Funds, the JPMorgan Specialty Funds, the JPMorgan International Funds, the JPMorgan Investor Funds, the JPMorgan SmartRetirement Funds, and the JPMorgan Fixed Income Funds (collectively “Qualifying Funds”) may receive a finder’s fee.

Part I - 43

          With respect to sales of the Ultra Short Duration Bond Fund, Short Duration Bond Fund, Treasury & Agency Fund, Mortgage-Backed Securities Fund, Short Term Bond Fund and Short Term Bond Fund II, such fees are paid in accordance with the following schedule:

Amount of Purchases	Finder’s Fees

$1,000,000 - $9,999,999*	0.50%
$10,000,000 or more	0.25%

* If the total sale of Class A Shares of Qualifying Funds is $1,000,000 or more but the amount of the sale applicable to the Ultra Short Duration Bond Fund, Short Duration Bond Fund, Treasury & Agency Fund, Mortgage-Backed Securities Fund, Short Term Bond Fund or Short Term Bond Fund II is less than $1,000,000, the Financial Intermediary will receive a Finder’s fee equal to 1.00% of the sale of the Class A Shares of the Ultra Short Duration Bond Fund, Short Duration Bond Fund, Treasury & Agency Fund, Mortgage-Backed Securities Fund, Short Term Bond Fund or Short Term Bond Fund II. The Finder’s Fee Schedule for other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.

          With respect to sales of the Income Funds (other than Ultra Short Duration Bond Fund, Short Duration Bond Fund, Treasury & Agency Fund, Mortgage-Backed Securities Fund, Short Term Bond Fund and Short Term Bond Fund II), such fees are paid in accordance with the following schedule:

Amount of Purchases	Finder’s Fees

$1,000,000 – $3,999,999*	0.75%
$4,000,000 -- $49,999,999	0.50%
$50,000,000 or more	0.25%

* If the total sale of Class A Shares of Qualifying Funds is $1,000,000 or more but the amount of the sale applicable to a Funds (other than the Ultra Short Duration Bond Fund, Short Duration Bond Fund, Treasury & Agency Fund, Mortgage-Backed Securities Fund, Short Term Bond Fund and Short Term Bond Fund II) is less than $1,000,000, the Financial Intermediary will receive a Finder’s fee equal to 0.75% of the sale of the Class A Shares of the Fund (other than the Ultra Short Duration Bond Fund, Short Duration Bond Fund, Treasury & Agency Fund, Mortgage-Backed Securities Fund, Short Term Bond Fund and Short Term Bond Fund II). The Finder’s Fee Schedule for other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.

          For a more complete discussion, see the “Cash Compensation to Financial Intermediaries” section in Part II of this SAI.

Finder’s Fees Paid by Advisers and Distributor

          For the fiscal year ended February 28, 2007, the Advisers and JPMDS paid approximately $2,770,815.39 in finders’ fees.

Part I - 44

Part I - 45

TAX MATTERS

Capital Loss Carryforwards

          For Federal income tax purposes, the following Funds had capital loss carryforwards for the fiscal year ended February 28, 2007 (amounts in thousands):

Fund	Capital Loss Carryforwards		Expiration Date

Bond Fund	$6,291		2/28/2014
	14,908		2/28/2015
Total	21,199

Enhanced Income Fund	1,180		2/28/2010
	792		2/28/2011
	3,941		2/29/2012
	526		2/28/2013
	680		2/28/2014
	421		2/28/2015
Total	7,540

Real Return Fund	427		2/28/2014
	1,305		2/28/2015
Total	1,732

Short Term Bond Fund	1,803		2/29/2012
	1,217		2/28/2013
	8,476		2/28/2014
	6,394		2/28/2015
Total	17,890

Short Term Bond Fund II	1,675		2/29/2012
	657		2/28/2013
	14,799		2/28/2014
	10,312		2/28/2015
Total	27,443

Strategic Income Fund	7,690	*	2/29/2008
	5,237	*	2/28/2009
	8,446	*	2/28/2010
	463		2/28/2015
Total	21,836

Core Bond Fund	21,191		2/29/2012
	10,237		2/28/2013
	4,210		2/28/2014
	13,521		2/28/2015
Total	49,159

Part I - 46

Fund	Capital Loss Carryforwards		Expiration Date

Core Plus Bond Fund	1,087		2/29/2008
	2,857		2/29/2012
	1,175		2/28/2013
	4,347		2/28/2014
Total	9,466

Government Bond Fund	4,261		2/28/2010
	2,650		2/28/2011
	376		2/29/2012
Total	7,287	**

Intermediate Bond Fund	620		2/29/2008
	1,203		2/28/2009
	426		2/28/2011
	10,051		2/29/2012
	1,948		2/28/2013
	1,475		2/28/2014
	4,534		2/28/2015
Total	20,257

Mortgage-Backed Securities Fund	6,996		2/29/2012
	7,519		2/28/2013
	1,459		2/28/2014
Total	15,974

Short Duration Bond Fund	190		2/28/2009
	112		2/28/2010
	918		2/29/2012
	736		2/28/2013
	2,672		2/28/2014
	3,657		2/28/2015
Total	8,285

Treasury & Agency Fund	228		2/28/2014
	2,129		2/28/2015
Total	2,357

Ultra Short Duration Bond Fund	632		2/29/2008
	762		2/28/2009
	322		2/28/2010
	3,761		2/28/2011
	10,779		2/29/2012
	5,666		2/28/2013
	2,597		2/28/2014
	2,757		2/28/2015
Total	27,276

* A portion of this capital loss carried forward was acquired through the merger with JPMorgan Strategic Income Fund and may be limited under IRC Sections 381-384.

** The Government Bond Fund capital loss carryforward includes approximately $376,000 of losses acquired from JPMorgan U.S. Treasury Income Fund, the use of which may be limited under Code Sections 381-384.

Part I - 47

          To the extent that these capital losses are used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.

PORTFOLIO HOLDINGS DISCLOSURE

          A list of the entities that receive the Funds’ portfolio holdings information, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

Vickers Stock Research Corp.	Monthly	30 days after month end
MorningStar Inc.	Monthly	30 days after month end
Lipper, Inc.	Monthly	30 days after month end
Thomson Financial	Monthly	30 days after month end
Bloomberg LP	Monthly	30 days after month end
The McGraw Hill Companies – Standard & Poor’s	Monthly	30 days after month end
JPMorgan Private Bank/JPMorgan Private Client Services	Monthly	30 days after month end
Azko Nobel
Core Bond Fund	Monthly	30 days after month end
Callan Associates, Inc.
Core Bond Fund	Quarterly	30 days after month end
Sisters of Saint Joseph of Peace	Quarterly	30 days after month end
Bond Fund
Wachovia
High Yield Bond Fund	Quarterly	30 days after month end
Smith Barney
Core Bond Fund	Annually	30 days after quarter end

          For a more complete discussion, see the “Portfolio Holdings Disclosure” section in Part II of this SAI.

SHARE OWNERSHIP

Trustees and Officers.

          As of May 31, 2007, the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.

Principal Holders.

          As of May 31, 2007 the following persons owned of record, or were known by the Trusts to own beneficially, 5% or more of the outstanding shares of any class of the Funds included in this SAI:

Part I - 48

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

BOND FUND

CLASS A SHARES	NATIONWIDE BANK TRUST C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	8.95

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	8.05

CLASS B SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	9.91

	STATE STREET BANK & TRUST CO RICHARD W KEOUGH 531 E 20TH ST APT 2E NEW YORK NY 10010-7632	7.19

CLASS C SHARES	CITIGROUP GLOBAL MARKETS INC ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	9.09

	MORGAN STANLEY & CO. HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	5.91

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	31.94

INSTITUTIONAL CLASS SHARES	MERCER TRUST CO TTEE FBO BORSCH SAVINGS INCENTIVE PLAN 1 INVESTORS WAY MSC N-4E NORWOOD MA 02062-1599	13.14

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	7.58

SELECT CLASS SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	29.08

	JPMORGAN CHASE BANK* W R KENAN JR CHARITABLE TRUST ATTN:FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	5.22

Part I - 49

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94101-4151	18.04

ULTRA SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	13.42

	JP MORGAN CHASE BANK AS AGENT FOR* 1984 GEISEL TRUST-SURVIVORS TR ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2107	29.01

	JPMIM AS AGENT FOR WINTHROP* UNIVERSITY HOSPITAL ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	13.25

	JPMIM AS AGENT FOR INVESTMENT* FUND OF DIOCESE OF LONG ISLAND ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	11.84

	JPMIM AS AGENT FOR CHASE LTD* EMPLOYEE FUNDED PRE 1993 ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	5.08

	JPMIM AS AGENT FOR WINTHROP UNIVERSITY SELF-INSURANCE TRUST* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	8.56

	JP MORGAN CHASE BANK AS AGENT FOR 1984 GEISEL TRUST-MARITAL TRUST* ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2107	5.47

CORE BOND FUND

CLASS A SHARES	MLPF&S 4800 DEER LAKE DRIVE EAST 2ND FLR JACKSONVILLE FL 32246-6484	8.01

CLASS B SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLR JACKSONVILLE FL 32246-6484	13.43

Part I - 50

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

CLASS C SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	16.04

R CLASS SHARES	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2020 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	24.28

	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2030 FUND * ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	7.11

	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2015 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	23.68

	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2010 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	17.78

	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT INCOME* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	19.98

SELECT CLASS SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	33.56

	JPMIM AS AGENT FOR JPMORGAN INVESTOR BALANCED FUND* ATTN KIM CATINO/KARINA VOLVOVSKY 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	7.97

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	10.79

Part I - 51

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

	JPMORGAN RETIREMENT PLAN SERV TTEE FBO COCA-COLA ENTERPRISES INC* MATCHED EMPLOYEE SAV AND INV PLAN ATTN MGMT RPTG TEAM 9300 WARD PKWY KANSAS CITY MO 64114-3317	5.73

ULTRA SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	53.72

	JPMORGAN CHASE 401(K) SAVINGS PLAN* ATTN STEPHEN D RYAN 3 CHASE METROTECH CTR FL 5 BROOKLYN NY 11245-0001	21.93

	FIDELITY INVESTMENTS INSTITUTIONAL OPERATION COMPANY AS AGENT FOR BF GOODRICH PLANS - 02680 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1999	5.94

CORE PLUS BOND FUND

CLASS B SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC. FOR THE SOLE BENEFIT OF CUSTOMERS 480 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	5.07

SELECT CLASS SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	40.16

	JPMIM AS AGENT FOR JPMORGAN INVESTOR GROWTH AND INCOME* ATTN KIM CATINO/KARINA VOLVOVSKY 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	19.13

	JPMIM AS AGENT FOR JPMORGAN INVESTOR BALANCED FUND* ATTN KIM CATINO/KARINA VOLVOVSKY 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	26.06

	JPMIM AS AGENT FOR JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND* ATTN KIM CATINO/KARINA VOLVOVSKY 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	11.13

Part I - 52

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

ULTRA SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	100.00

EMERGING MARKETS DEBT FUND

CLASS A SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	18.71

	MORGAN STANLEY DW ATTN MUTUAL FUND OPERATIONS HARBORSIDE FINANCIL CENTER PLAZA TWO FL 2 JERSEY CITY NJ 07311	26.58

CLASS C SHARES	RBC DAIN RAUSCHER INC FBO JOHN P CHESTER & GREGORY PLOUS SAS & FRANK J LISOWSKY TTEES THE CHESTER PLOUSSAS LISOWSKY 100 MATAWAN ROAD MATAWA NJ 07747	10.12

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	14.92

R CLASS SHARES	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2020 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	27.28

	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2030 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	14.69

	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2040 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	8.92

	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2015 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	20.55

Part I - 53

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2010 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	12.88

	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT INCOME* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YOR NY 10167-0002	15.66

SELECT CLASS SHARES	JPMIM AS AGENT FOR JPMORGAN INVESTOR GROWTH AND INCOME* ATTN KIM CATINO/KARINA VOLVOVSKY 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	11.30

	JPMIM AS AGENT FOR JPMORGAN INVESTOR BALANCED FUND* ATTN KIM CATINO/KARINA VOLVOVSKY 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	10.64

	JPMIM AS AGENT FOR JPMORGAN INVESTOR GROWTH FUND* ATTN KIM CATINO/KARINA VOLVOVSKY 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	8.26

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	21.43

	PATTERSON & CO FBO NETWORK OMNIBUS C/R/R 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-0001	5.26

	PATTERSON & CO FBO NETWORK OMNIBUS C/C/C 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-0001	21.72

ENHANCED INCOME FUND

INSTITUTIONAL CLASS SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	18.38

Part I - 54

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

	JPMIM AS AGENT FOR CUST FBO HARTFORD LIFE SEP ACCT* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	25.11

	JP MORGAN CHASE BANK AS AGENT FOR ROBERT MCNEAL JE* ATTN SPECIAL PRODUCTS 2/OPS3 500 STANTON CHRISTIANA RD NEWWARD DE 19713-2107	5.08

	JPMORGAN TRUST CO NA FRIENDS OF NELSON MANDELA FOUNDATION* ATTN FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA RD NEWARD DE 1971302107	6.72

	JPMORGAN TRUST CO OF DE ROBERT D SANSOM* ATTN FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	6.07

	ARMSTRONG FOUNDATION ATTN PAT GUTHRIE TAX DEPT 2500 COLUMBIA AVE STE B701 LANCASTER PA 17603-4117	5.78

GOVERNMENT BOND FUND

CLASS A SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	32.66

	P B T CO C/O DAVID J COVER 105 LEADER HEIGHTS ROAD YORK PA 17403-5137	5.07

CLASS B SHARES	MLPF&S 4800 DEER LAKE DRIVE EAST 2ND FLR JACKSONVILLE FL 32246-6484	8.14

CLASS C SHARES	CITIGROUP GLOBAL MARKETS INC. ATTN PETER BOOTH 7TH FLOOR 333 W 34TH ST NEW YORK NY 10001-2402	6.75

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	13.22

Part I - 55

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

SELECT CLASS SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	24.14

	JPMIM AS AGENT FOR JPMORGAN INVESTOR GROWTH AND INCOME* ATTN KIM CATINO/KARINA VOLVOVSKY 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	10.46

	JPMIM AS AGENT FOR JPMORGAN INVESTOR BALANCED FUND* ATTN KIM CATINO/KARINA VOLVOVSKY 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	20.21

	JPMIM AS AGENT FOR JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND* ATTN KIM CATINO/KARINA VOLVOVSKY 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	8.83

	FUNCO 1717 SAINT JAMES PL STE 500 HOUSTON TX 77056-3404	27.89

HIGH YIELD BOND FUND

CLASS A SHARES	EULER AMERICAN CREDIT INDEMNITY CO ATTN PETER G HOLLERBACH 800 RED BROOK BLVD OWINGS MILLS MD 21117-5155	11.46

CLASS B SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	8.61

CLASS C SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	11.76

R CLASS SHARES	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2020 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	27.29

Part I - 56

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2030 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	14.69

	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2040 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	8.92

	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2015 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	20.49

	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT 2010 FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	12.84

	JPMIM AS AGENT FOR JPMORGAN SMARTRETIREMENT INCOME FUND* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	15.77

SELECT CLASS SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	47.84

	JPMIM AS AGENT FOR JPMORGAN INVESTOR GROWTH AND INCOME* ATTN KIM CATINO/KARINA VOLVOVSKY 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	15.35

	JPMIM AS AGENT FOR JPMORGAN INVESTOR BALANCED FUND* ATTN KIM CATINO/KARINA VOLVOVSKY 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	13.93

ULTRA SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	67.30

Part I - 57

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

	ARTSFARE 2006 TRUST NO 2 - HIGH YIELD BOND FUND - MASTER TRUST - C/O SUNTRUST DELAWARE TRUST CO 777 BRICKELL AVE STE 200 MIAMI FL 33131-2809	23.72

	ARTSFARE 2005 TRUST NO. 3- MT-HYF MASTER TRUST C/O SUNTRUST DELAWARE TRUST COMPANY 777 BRICKELL AVE FL 2 MIAMI FL 33131-2812	7.90

INTERMEDIATE BOND FUND

CLASS A SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	11.19

	AMVESCAP NATL TR CO AS AGENT FOR BA FBO LAKE CHARES MEMORIAL HOSPITAL RETIREMENT PLAN PO BOS 105117 ATLANTA GA 30348-5117	5.02

CLASS B SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	6.57

CLASS C SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	24.83

SELECT CLASS SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	61.94

	JPMIM AS AGENT FOR JPMORGAN INVESTOR BALANCED FUND* ATTN KIM CATINO/KARINA VOLVOVSKY 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	13.67

	JPMIM AS AGENT FOR JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND* ATTN KIM CATINO/KARINA VOLVOVSKY 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	8.88

Part I - 58

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

ULTRA SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	84.48

	NATIONAL CITY TTEE PLUMBERS LOCAL 14 - BANK ONE ATTN: TRUST MUTUAL FUNDS PO BOX 94984 CLEVELAND OH 44101-4984	5.96

	BANK OF OKLAHOMA CUST ILLINOIS EDUCATION ASSOCIATION ATTN TRUST SECURITIES PO BOX 2180 TULSA OK 74101-2180	5.25

MORTGAGE-BACKED SECURITIES FUND

CLASS A SHARES	NFS LLC FEBO GUSTAVO RIGOLI TTEE RIGOLI REVOC TRUST 1981 N OLD PATAGONIA RD NOGALES AZ 85621-1273	13.53

	NFS LLC FEBO SEVERUD ASSOC CONS ENG PC PENSIO EDWARD DEPAOLO, J A BARANELLO JR. 469 7TH AVE FL 9 NEW YORK NY 10018-8732	5.74

SELECT CLASS SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	45.26

	DESERET MUTUAL BENEFIT ADMINISTRATORS CUST FBO DESERET HEALTHCARE EMPLOYEE BENEFIT TRUST 60 E SOUTH TEMPLE FL 4 SALT LAKE CTY UT 84111-1004	18.54

	DESERET MUTUAL BENEFIT ADMINISTRATORS CUST FBO DESERET MUTUAL RETIREE 60 E SOUTH TEMPLE FL 4 SALT LAKE CTY UT 84111-1004	12.67

	AMALGAMATED BANK OF CHICAGO ATTN:TRUST OPER, YVONNE LITTLEFIELD 1 W MONROE ST CHICAGO IL 60603-5384	8.03

	DIOCESE OF GARY AGENCY/PRIEST 9292 BROADWAY MERRILLVILLE IN 46410-7088	7.02

Part I - 59

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

ULTRA SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	28.50

	OSF BANK ONE CUSTODY NATIONAL CITY BANK TRUST MUTUAL FUN PO BOX 94984 CLEVELAND OH 44101-4984	11.28

	NORTHERN TRUST CUSTODIAN FBO ADVOCATE HEALTH CARE NETW PO BOX 92956 CHICAGO IL 60675-0001	9.65

	SHELDON & CO C/O NATIONAL CITY ATTN TRUST MUTUAL FUNDS PO BOX 94984 CLEVELAND OH 44101-4984	7.21

	HALLMARK CARDS INC 105 ROSEMONT RD WESTWOOD MA 02090-2318	6.47

REAL RETURN FUND

CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	11.66

	NFS LLC FEBO ALAN M & BARBARA SCHULMAN TTEE GLENTRONICS INC DEFND BENEFIT PL AND TR, 640 HEATHROW DR LINCOLNSHIRE IL 60069-4205	17.24

	RBC DAIN RAUSCHER FBO HARTWELL LONG TTEE EUSTUS L LONG DECEDENTS TR B 3420 FAIRESTA ST LA CRESCENTA CA 91214-1836	10.54

	RBC DAIN RAUSCHER INC FBO PHYLLIS J GUDIE TTEE GUDIE FAMILY TRUST 3610 MOUNTAIN VIEW AVE PASADENA CA 91107-4618	7.91

	NFS LLC FEBO IONA RUBY CAMPBELL 6405 ROUGH RD CLEBURNE TX 76031-0973	7,58

Part I - 60

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

	THOMAS F & MARY A NUNNELEE TTEE NFC PROFIT SHARING PLAN 205 N STODDARD ST SIKESTON MO 63801-4124	6.46

	NFS LLC FEBO CHARLES J CADA 4849 W SUNRISE DRIVE LAVEEN AZ 85339	5.43

	NFS LLC FBP JPMORGAN CHASE BANK TRAD CUST IRA OF TERENCE G ROACH 1281 MONTE CARLO DR JENISON MI 49428-8301	10.56

CLASS C SHARES	NFS LLC FEBO SELENA L. SAGO 5544 S CARPENTER ST, FL 1 CHICAGO IL 60621-1524	59.64

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	29.90

	RAYMOND JAMES & ASSOC INC FBO ANGOFF IRA 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	10.20

INSTITUTIONAL CLASS SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	83.20

SELECT CLASS SHARES	JPMIM AS AGENT FOR JPMORGAN INVESTOR GROWTH AND INCOME* ATTN KIM CATINO/KARINA VOLVOVSKY 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	33.45

	JPMIM AS AGENT FOR JPMORGAN INVESTOR BALANCED FUND* ATTN KIM CATINO/KARINA VOLVOVSKY 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	30.41

	JPMIM AS AGENT FOR JPMORGAN INVESTOR GROWTH FUND* ATTN KIM CATINO/KARINA VOLVOVSKY 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	23.96

Part I - 61

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

	JPMIM AS AGENT FOR JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND* ATTN KIM CATINO/KARINA VOLVOVSKY 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	12,18

SHORT DURATION BOND FUND

SELECT CLASS SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	44.71

	JPMIM AS AGENT FOR JPMORGAN INVESTOR BALANCED FUND* ATTN KIM CATINO/KARINA VOLVOVSKY 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	15.63

	JPMIM AS AGENT FOR JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND* ATTN KIM CATINO/KARINA VOLVOVSKY 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	29.52

ULTRA SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	41.38

	NORTHERN TRUST AS CUST FBO RUSH UNIVERSITY MEDICAL CENTER PO BOX 92956 CHICAGO IL 60675-2956	8.95

	JPMIM AS AGENT FOR* UNIV HOSPITALS HEALTH SYSTEM POOL 3 ATTN MANI THAIMANY 1111 POLARIS PKWY OH1-0213 COLUMBUS OH 43240-7001	15.96

	NORTHERN TRUST AS CUST FBO RUSH UNIVERSITY MEDICAL CENTER PO BOX 92956 CHICAGO IL 60675-2956	16.88

	JPMIM AS AGENT FOR ESTATE OF ROBERT B WEGMAN* DANIEL WEGMAN EX ATTN BRENT GRANGER/MIKE STONE 1111 POLARIS PKWY FL 3 COLUMBUS OH 43240-2031	10.24

Part I - 62

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

	JPMIM AS AGENT FOR* TRINITY INDUSTRIES INC ATTN CAREY MILLER OR MICHAEL STONE 1111 POLARIS PKWY FL3 OH1-0213 COLUMBUS OH 43240-7001	6.59

SHORT TERM BOND FUND

CLASS A SHARES	JPMORGAN CHASE BANK TR* SABIN BERMANT & GOULD PENSION TRUST ATTN JASMIN FELIX 3 METROTECH CTR FL 6 BROOKLYN NY 11245-0001	9.38

	NFS LLC FBO YMCA OF USA DONNA FREDRICKSEN 101 N WACKER DR STE 1400 CHICAGO IL 60606-1784	20.42

	NFS LLC FEBO ALAN M & BARBARA SCHULMAN TTEE GLENTRONICS INC DEFND BENEFIT 640 HEATHROW DR LINCOLNSHIRE IL 60069-4205	5.14

INSTITUTIONAL CLASS SHARES	JP MORGAN DELAWARE* NATIONAL PHILANTHROPIC TRUST-INVESTMENT ACCOUNT ATTN SPECIAL PRODUCTS 500 STANTON CHRISTIANA RD 1/OPS 3 NEWARK DE 19713-2107	13.06

	JPMIM AS AGENT FOR BAYSTATE HEALTH SYSTEM INC* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	6.33

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	10.43

SELECT CLASS SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	66.24

SHORT TERM BOND FUND II

CLASS A SHARES	NFS LLC FEBO TRAVIS K ANDERSON 14 PERRY ST MORRISTOWN NJ 07960-5242	7.76

Part I - 63

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

CLASS M SHARES	SUMITOMO MITSUI BANKING CORPORTAION INVESTMENT PRODUCTS BUSINESS DEPT 3-2 MARUNOUCHI 1-CHOUME CHIYODAKU TOKYO 100-0005 JAPAN	99.89

SELECT CLASS SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	35.57

STRATEGIC INCOME FUND

CLASS B SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	9.67

CLASS C SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	22.81

	JANNEY MONTGOMERY SCOTT LLC JAMES A DEGRAZIA IRA 1801 MARKET ST PHILADELPHIA PA 19103-1627	5.05

	NFS LLC FBO SHMUEL TATZ 881 7TH AVE STE 862 NYC NY 10019-8072	7.43

INSTITUTIONAL CLASS SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	36.62

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	44.36

	JPMORGAN CHASE BANK AS AGENT FOR TERENCE MURPHY LIVING TST* ATTN: SPECIAL PRODUCTS 1/OPS 3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2107	9.73

Part I - 64

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

CLASS M SHARES	ANDO SECURITES CO LTD ARK MORI BUILDING 1-12-32 AKASAKA MINATO-KU TOKYO 107-6014 JAPAN	100.00

SELECT CLASS SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	9.32

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	22.09

	JP MORGAN CHASE BANK AS AGENT FOR JOHN TREACY BEYER* ATTN SPECIAL PRODUCST 2/OPS3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2107	6.54

	JPMORGAN CHASE BANK AS AGENT FOR DAVID & ADRIENNE PECK COMM PROP* ATTN: SPECIAL PRODUCTS 1/OPS3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2107	6.18

TREASURY & AGENCY FUND

CLASS A SHARES	NFS LLC FEBO QUECHAN INDIAN TRIBE PO BOX 1889 YUMA AZ 85366-1889	10.28

SELECT CLASS SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	66.87

	POST & CO MUTUAL FUNDS REORG DEPARTMENT C/O THE BANK OF NEW YORK PO BOX 1066 NEW YORK NY 10268-1066	6.55

	TRUSTLYNX & CO PO BOX 173736 DENVER CO 80217-3736	8.38

ULTRA SHORT DURATION BOND FUND

CLASS A SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	8.03

Part I - 65

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

SELECT CLASS SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	35.64

	JPMIM AS AGENT FOR JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND* ATTN KIM CATINO/KARINA VOLVOVSKY 522 5TH AVE # NY1-M198 NEW YORK NY 10036-7601	8.63

	NA BANK & CO C/O BANK OF OKLAHOMA PO BOX 2180 TULSA OK 74101-2180	18.24

ULTRA SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	26.40

	JPMIM AS AGENT FOR MASTER CARD INCORPORATED* ATTN CAREY MILLER OR MIKE STONE 1111 POLARIS PKWY FL 3F # OH1-0213 COLUMBUS OH 43240-7001	30.90

	SEI PRIVATE TRUST CO C/O SUNTRUST ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456	18.35

	JP MORGAN AS CUST FOR PORSCHE BUSINESS SERVICES* ATTN DAVID CARRASQUILLO 3 METROTECH CTR BROOKLYN NY 11245-0001	13.09

* The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a “JPMorgan Affiliate). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase & Co. may be deemed to be a “controlling person” of such shares under the 1940 Act.

          The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

FINANCIAL STATEMENTS

Part I - 66

          The financial statements of the Trusts are incorporated by reference to this SAI. The financial statements for the fiscal year ended February 28, 2007 have been audited by PricewaterhouseCoopers, LLP, an independent registered public accounting firm to the Trusts, as indicated in its reports with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports. These financial statements are available without charge upon request by calling JPMorgan Funds Services at 1-800-480-4111.

Part I - 67

JPMorgan Municipal Bond Funds

STATEMENT OF ADDITIONAL INFORMATION
PART I

July 1, 2007

JPMORGAN TRUST I (“JPMT I”)
JPMorgan California Tax Free Bond Fund (the “California Tax Free Bond Fund”)
JPMorgan Intermediate Tax Free Bond Fund (the “Intermediate Tax Free Bond Fund”)
JPMorgan New York Tax Free Bond Fund (the “New York Tax Free Bond Fund”)

JPMORGAN TRUST II (“JPMT II”)
JPMorgan Arizona Municipal Bond Fund (the “Arizona Municipal Bond Fund”)
JPMorgan Kentucky Municipal Bond Fund (the “Kentucky Municipal Bond Fund”)
JPMorgan Louisiana Municipal Bond Fund (the “Louisiana Municipal Bond Fund”)
JPMorgan Michigan Municipal Bond Fund (the “Michigan Municipal Bond Fund”)
JPMorgan Municipal Income Fund (the “Municipal Income Fund”)
JPMorgan Ohio Municipal Bond Fund (the “Ohio Municipal Bond Fund”)
JPMorgan Short Term Municipal Bond Fund (the “Short Term Municipal Bond Fund”)
JPMorgan Tax Free Bond Fund (the “Tax Free Bond Fund”)
JPMorgan West Virginia Municipal Bond Fund (the “West Virginia Municipal Bond Fund”)

(each a “Fund” and collectively, the “Funds”)

          This Statement of Additional Information (“SAI”) is not a prospectus but contains additional information which should be read in conjunction with the prospectuses for the Funds dated July 1, 2007, as supplemented from time to time (“Prospectuses”). Additionally, this SAI incorporates by reference the financial statements dated February 28, 2007 included in the annual Shareholder Reports relating to the Funds (“Financial Statements”). The Prospectuses and the Financial Statements, including the Independent Registered Public Accounting Firm’s Reports, are available without charge upon request by contacting JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”), the Funds’ distributor, at P.O. Box 711235, Columbus, OH 43271-1235.

          This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to the Funds and other JPMorgan Funds.

          For more information about the Funds or the Financial Statements, simply write or call:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

1-800-480-4111

SAI- MBTF -707

PLEASE SEE PART II OF THIS SAI FOR ITS TABLE OF CONTENTS

STATEMENT OF ADDITIONAL INFORMATION

PART I

GENERAL

The Trusts and the Funds

          The Funds (other than the California Tax Free Bond Fund, the Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund) are series of JPMorgan Trust II (the “JPMT II”), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004, as subsequently amended. The Funds were formerly series of One Group Mutual Funds, a Massachusetts business trust which was formed on May 23, 1985.

          The California Tax Free Bond Fund, the Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund are series of JPMorgan Trust I (“JPMT I”), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004, as subsequently amended. The California Tax Free Bond Fund, the Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund are successor mutual funds to JPMorgan Funds that were series of J.P. Morgan Series Trust or J.P. Morgan Mutual Fund Select Trust (“Predecessor Funds”) prior to February 18, 2005.

Municipal Bond Funds: The Arizona Municipal Bond Fund, the Kentucky Municipal Bond Fund, the Louisiana Municipal Bond Fund, the Michigan Municipal Bond Fund, the Municipal Income Fund, the Ohio Municipal Bond Fund, the Short Term Municipal Bond Fund, the Tax Free Bond Fund, and the West Virginia Municipal Bond Fund are collectively referred to as the “Municipal Bond Funds”.

Tax Free Bond Funds: The California Tax Free Bond Fund, the Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund are collectively referred to as the “Tax Free Funds”.

Fund Names. Prior to February 19, 2005, the Municipal Bond Funds had the following names listed below corresponding to their current names:

Former One Group Name	Current Name
One Group Arizona Municipal Bond Fund	JPMorgan Arizona Municipal Bond Fund
One Group Kentucky Municipal Bond Fund	JPMorgan Kentucky Municipal Bond Fund
One Group Louisiana Municipal Bond Fund	JPMorgan Louisiana Municipal Bond Fund
One Group Michigan Municipal Bond Fund	JPMorgan Michigan Municipal Bond Fund
One Group Ohio Municipal Bond Fund	JPMorgan Ohio Municipal Bond Fund
One Group Short-Term Municipal Bond Fund	JPMorgan Short Term Municipal Bond Fund
One Group Tax-Free Bond Fund	JPMorgan Tax Free Bond Fund
One Group West Virginia Municipal Bond Fund	JPMorgan West Virginia Municipal Bond Fund

The Predecessor Funds were formerly series of the following business trusts (the “Predecessor Trusts”):

J.P. Morgan Series Trust (“JPMST”)
JPMorgan California Tax Free Bond Fund

J.P. Morgan Mutual Fund Select Trust (“JPMMFST”)
JPMorgan Intermediate Tax Free Bond Fund
JPMorgan New York Tax Free Bond Fund

Shareholders of each of the Predecessor Funds approved an Agreement and Plan of Reorganization and Redomiciliation (“Shell Reorganization Agreements”) between the Predecessor Trusts, on behalf of the Predecessor Funds, and JPMMFS, on behalf of its series. Pursuant to the Shell Reorganization Agreements, the Predecessor Funds were reorganized into the corresponding series of JPMMFS effective after the close of business on February 18, 2005 (“Closing Date”). With respect to events that occurred or payments that were made prior to the Closing Date, any reference to Fund(s) in this SAI prior to the Closing Date refers to the Predecessor Funds.

On January 20, 2005, shareholders of JPMMFS approved the redomiciliation of JPMMFS as a Delaware statutory trust to be called “JPMorgan Trust I” (“Redomiciliation”). The Redomiciliation took place after the close of business on the Closing Date, at which time each Fund became a series of JPMorgan Trust I. The Redomiciliation was effective after each of the reorganizations pursuant to the Shell Reorganization Agreements.

JPMST. Prior to February 19, 2005, the California Tax Free Bond Fund was a series of JPMST, an open-end management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts on August 15, 1996.

JPMMFST. Prior to February 19, 2005, the Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund were series of JPMMFST, an open-end management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts on October 1, 1996.

After the close of business on February 18, 2005, the JPMorgan Intermediate Tax Free Income Fund acquired all of the assets and liabilities of One Group Intermediate Tax-Free Bond Fund pursuant to an Agreement and Plan of Reorganization dated November 22, 2004 between JPMMFST, on behalf of JPMorgan Intermediate Tax Free Income Fund, and One Group Mutual Funds, on behalf of One Group Intermediate Tax-Free Bond Fund (“Merger Agreement”). Following the merger, the terms of which were set forth in the Merger Agreement, the JPMorgan Intermediate Tax Free Income adopted the name “JPMorgan Intermediate Tax Free Bond Fund” effective February 19, 2005.

Fund Names. Effective February 19, 2005, the following Predecessor Funds were renamed with the approval of the Board of Trustees of JPMST or JPMMFST, as applicable:

New Name	Former Name
JPMorgan California Tax Free Bond Fund	JPMorgan California Bond Fund
JPMorgan Intermediate Tax Free Bond Fund	JPMorgan Intermediate Tax Free Income Fund
JPMorgan New York Tax Free Bond Fund	JPMorgan New York Intermediate Tax Free Income Fund

          For ease of reference, throughout this SAI, the Board of Trustees of JPMT I, the Board of Trustees of JPMT II and the Boards of Trustees of the Predecessor Trusts are referred to herein collectively as the “Board of Trustees.”

Share Classes

The Trustees of the Funds have authorized the issuance of the following classes of shares of the Funds:

Fund	Class A	Class B	Class C	Select Class	Institutional Class	R Class

Arizona Municipal Bond Fund	X	X	X	X
Kentucky Municipal Bond Fund	X	X	X	X
Louisiana Municipal Bond Fund	X	X	X	X
Michigan Municipal Bond Fund	X	X	X	X
Municipal Income Fund	X	X	X	X
Ohio Municipal Bond Fund	X	X	X	X
Short Term Municipal Bond Fund	X	X	X	X
Tax Free Bond Fund	X	X	X	X
West Virginia Bond Fund	X	X	X	X
California Tax Free Bond Fund	X		X	X	X
Intermediate Tax Free Bond Fund	X	X	X	X	X
New York Tax Free Bond Fund	X	X	X	X	X

          The following chart shows the share classes offered by each of the Funds as of the date of this SAI:

Fund	Class A	Class B	Class C	Select Class	Institutional Class	R Class

Arizona Municipal Bond Fund	X	X	X	X
Kentucky Municipal Bond Fund	X	X		X
Louisiana Municipal Bond Fund	X	X		X
Michigan Municipal Bond Fund	X	X	X	X
Municipal Income Fund	X	X	X	X
Ohio Municipal Bond Fund	X	X	X	X
Short Term Municipal Bond Fund	X	X	X	X
Tax Free Bond Fund	X	X		X
West Virginia Bond Fund	X	X		X
California Tax Free Bond Fund	X		X	X	X
Intermediate Tax Free Bond Fund	X	X	X	X	X
New York Tax Free Bond Fund	X	X	X	X	X

Miscellaneous

          This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

          This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund’s current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds’ executive offices are located at 245 Park Avenue, New York, NY 10167.

          This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to the Funds and other series representing separate investment funds or portfolios of JPMT I, JPMT II, JPMMFG, J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), and J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”) (each a “JPMorgan Fund,” and together with the Funds, the “JPMorgan Funds”). Throughout this SAI, JPMT I, JPMT II, JPMMFG, JPMMFIT, and JPMFMFG are each referred to as a “Trust” and collectively, as the “Trusts.” Each Trust’s Board of Trustees, or Board of Directors in the case of JPMFMFG, are referred to herein as the “Board of Trustees” and each trustee or director is referred to as a “Trustee.”

          The Funds which are series of JPMT I are advised by J.P. Morgan Investment Management Inc. (“JPMIM”). The Funds which are series of JPMT II are advised by JPMorgan Investment Advisors Inc. (“JPMorgan Investment Advisors” or “JPMIA”, formerly known as Banc One Investment Advisors Corporation). Certain other of the JPMorgan Funds are advised by Security Capital Research & Management, Incorporated (“SC-R&M”), and/or sub-advised by JF International Management Inc. (“JFIMI”) or Highbridge Capital Management, LLC (“HCM”). JPMIM, JPMIA, SC-R&M, JFIMI and HCM are also referred to herein as the “Advisers” and, individually, as the “Adviser.” JFIMI and HCM are also referred to herein as the “Sub-Advisers” and, individually, as the “Sub-Adviser.”

          Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), an affiliates of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in the Funds is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT RESTRICTIONS

          The following investment restrictions have been adopted by the Trusts with respect to the applicable Funds. The investment restrictions listed below under the heading “Fundamental Investment Restrictions” are “fundamental” policies which, under the Investment Company Act of 1940, as amended (the “1940 Act”), may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as such term is defined in “Additional Information” in Part II of this SAI. All other investment policies of a Fund (including its investment objectives) are non-fundamental, unless otherwise designated in the Prospectus or herein, and may be changed by the Trustees of the Fund without shareholder approval.

          The percentage limitations contained in the restrictions below apply at the time of purchase of the securities. If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

          For purposes of fundamental investment restrictions regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the U.S. Securities and Exchange Commission (“SEC”) or other sources. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Adviser may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

INVESTMENT RESTRICTIONS AND POLICIES OF THE FUNDS THAT ARE SERIES OF JPMT II

Fundamental Investment Restrictions.

The Tax Free Bond Fund, the Short Term Municipal Bond Fund and the Municipal Income Fund may not:

1. Purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund’s status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

2. Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to Municipal Securities or governmental guarantees of Municipal Securities, and with respect to the Municipal Income Fund, housing authority obligations. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

The Arizona Municipal Bond Fund, the Kentucky Municipal Bond Fund, the Louisiana Municipal Bond Fund, the Michigan Municipal Bond Fund, the Ohio Municipal Bond Fund and the West Virginia Municipal Bond Fund may not:

1. Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (i) this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities; and (ii) this limitation does not apply to Municipal Securities or Ohio Municipal Securities, Kentucky Municipal Securities, Arizona Municipal Securities, West Virginia Municipal Securities, Louisiana Municipal Securities, and Michigan Municipal Securities. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents. In addition, with respect to the Arizona Municipal Bond Fund and the West Virginia Municipal Bond Fund, for purposes of this limitation only, private activity bonds that are backed only by the assets and revenues of a non-governmental issued shall not be deemed to be Municipal Securities or Arizona Municipal Securities (for the Arizona Municipal Bond Fund) or West Virginia Securities (for the West Virginia Municipal Bond Fund).

The following policy applies to the Arizona Municipal Bond Fund:

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Arizona personal income tax. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

The following policy applies to the Kentucky Municipal Bond Fund:

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Kentucky personal income tax. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

The following policy applies to the Louisiana Municipal Bond Fund:

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Louisiana personal income tax. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

The following policy applies to the Michigan Municipal Bond Fund:

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Michigan personal income tax. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

The following policy applies to the Ohio Municipal Bond Fund:

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and Ohio personal income tax. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

The following policy applies to the West Virginia Municipal Bond Fund:

Under normal circumstances, the Fund invests at least 80% of its net assets in municipal bonds, the income from which is exempt from both federal and West Virginia personal income tax. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

The following policy applies to the Short Term Municipal Bond Fund, the Tax Free Bond Fund and the Municipal Income Fund:

Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal bonds, the income from which is exempt from federal income tax. For purposes of this policy, the Fund’s net assets include borrowings by the Fund for investment purposes.

The following policy applies to the Municipal Income Fund:

Under normal market circumstances, at least 80% of the assets of the Municipal Income Fund will be invested in Municipal Securities.

None of the Municipal Bond Funds may:

1. Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in this Prospectus and in the Statement of Additional Information and (iv) make loans to the extent permitted by an order issued by the SEC.

None of the Funds may:

1. Purchase securities on margin or sell securities short except for use of short-term credit necessary for clearance of purchases of portfolio securities.

2. Underwrite the securities of other issuers except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities.”

3. Purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or operate as a commodity pool, in each case as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4. Purchase participation or other direct interests in oil, gas or mineral exploration or development programs (although investments by all Funds in marketable securities of companies engaged in such activities are not hereby precluded).

5. Borrow money, except to the extent permitted under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

6. Purchase securities of other investment companies except as permitted by the 1940 Act and rules, regulations and applicable exemptive relief thereunder.

7. Issue senior securities except with respect to any permissible borrowings.

8. Purchase or sell real estate (however, each Fund may, to the extent appropriate to its investment objective, purchase securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein).

          Non-Fundamental Policies. The following investment restrictions are non-fundamental and therefore can be changed by the Board of Trustees without prior shareholder approval.

The Arizona Municipal Bond Fund, the Kentucky Municipal Bond Fund, the Louisiana Municipal Bond Fund, the Michigan Municipal Bond Fund, the Ohio Municipal Bond Fund, and the West Virginia Municipal Bond Fund will not:

1. Purchase the securities of an issuer if as a result more than 5% of its total assets would be invested in the securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer. This does not include securities issued or guaranteed by the United States, its agencies or instrumentalities, securities of other investment companies, and repurchase agreements involving these securities. This restriction applies with respect to 50% of the Fund’s total assets. For purposes of these limitations, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a non-governmental user, such user would be considered the issuer.

No Municipal Bond Fund may:

1. Invest in illiquid securities in an amount exceeding, in the aggregate 15% of the Fund’s net assets. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

No Municipal Bond Fund may:

1. Acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

INVESTMENT RESTRICTIONS AND POLICIES OF THE FUNDS THAT ARE SERIES OF JPMT I

Fundamental Investment Restrictions.

(1) (a) The California Tax Free Bond Fund may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

          (b) The Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund’s permissible futures and options transactions in U.S. government securities, positions in options and futures shall not be subject to this restriction. Industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an “industry.” However, it is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an “industry.” Supranational organizations are collectively considered to be members of any “industry”;

(2) (a) The California Tax Free Bond Fund may not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

          (b) The Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund may not issue any senior security (as defined in the 1940 Act), except that (i) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (ii) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (iii) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to a Fund’s permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security;

(3) The California Tax Free Bond Fund, Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund may not borrow money, except to the extent permitted by applicable law;

(4) The Tax Free Funds may not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

(5) (a) The California Tax Free Bond Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate and (c) may make direct investments in mortgages;

          (b) The Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded. Real estate includes Real Estate Limited Partnerships;

(6) (a) The California Tax Free Bond Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities;

          (b) The Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

(7) The Funds may make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law; and

(8) All of the Funds have an 80% investment policy which is fundamental and may not be changed without shareholder approval.

In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, each of the Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund.

Non-Fundamental Investment Restrictions. The investment restrictions described below are not fundamental policies of the Tax Free Funds and may be changed by the Trustees of the Funds without shareholder approval. These non-fundamental investment policies require that:

(1) The Tax Free Funds may not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments which are illiquid;

(2) The Tax Free Funds may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules;

(3) The Tax Free Funds may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto;

(4) The Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer;

(5) The Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund may not purchase or sell interests in oil, gas or mineral leases;

(6) The Intermediate Tax Free Bond Fund and the New York Tax Free Bond Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund’s permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

(7) The Tax Free Funds may not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

For purposes of the Tax Free Funds’ investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

INVESTMENT PRACTICES

          The Funds invest in a variety of securities and employ a number of investment techniques. What follows is a list of some of the securities and techniques which may be utilized by the Funds. For a more complete discussion, see the “Investment Strategies and Policies” section in Part II of this SAI.

FUND NAME	FUND CODE

Arizona Municipal Bond Fund	1
Kentucky Municipal Bond Fund	2
Louisiana Municipal Bond Fund	3
Michigan Municipal Bond Fund	4
Municipal Income Fund	5
Ohio Municipal Bond Fund	6
Short Term Municipal Bond Fund	7
Tax Free Bond Fund	8
West Virginia Municipal Bond Fund	9
California Tax Free Bond Fund	10
Intermediate Tax Free Bond Fund	11
New York Tax Free Bond Fund	12

Instrument	Fund Code	Part II Section Reference

Adjustable Rate Mortgage Loans (“ARMs”): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	7	Mortgage-Related Securities

Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.

	1-12	Asset-Backed Securities

Auction Rate Securities: Auction rate securities consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities.

	1-12	Auction Rate Securities

Bank Obligations: Bank obligations consist of bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.

	1-12	Bank Obligations

Borrowings: A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. A Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.

	1-12	Miscellaneous Investment Strategies and Risks

Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. The Fund will sell only covered call and secured put options.

	1-12	Options and Futures Transactions

Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1-12	Commercial Paper

Corporate Debt Securities: Corporate debt securities may include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.

	1-12	Debt Instruments

Credit Default Swaps: A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.

	1-12	Swaps and Related Swap Products

Custodial Receipts: The Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.

	1-12	Custodial Receipts

Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by the Fund.

	1-12	Demand Features

Exchange Traded Fund (“ETFs”): Ownership interest in unit investment trusts, depository receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Depository Receipts (“SPDRs”) and NASDAQ 100’s.

	1-12	Investment Company Securities and Exchange Traded Funds

High Yield/High Risk Securities/Junk Bonds: High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies.	10	Debt Instruments

Interfund Lending: Interfund lending involves lending money and borrowing money for temporary purposes through a credit facility.	1-12	Miscellaneous Investment Strategies and Risks

Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.

	1-12	Inverse Floating and Interest Rate Caps

Investment Company Securities: Shares of other money market mutual funds, including Money Market Funds and shares of other money market funds for which the Adviser or its affiliates serve as investment adviser or administrator. The Adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.

	1-12	Investment Company Securities and Exchange Traded Funds

Loan Participations and Assignments: Participations in, or assignments of municipal securities, including municipal loans.	1-12	Loan Participations and Assignments

Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collaterized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”) and other asset-backed securities .

	1-12	Mortgage-Related Securities

Mortgage Dollar Rolls: A transaction in which the Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	7	Mortgage-Related Securities

Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include private activity bonds and industrial development bonds, as well as General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.

	1-12	Municipal Securities

New Financial Products: New options and futures contracts and other financial products continue to be developed and the Fund may invest in such options, contracts and products.	1-12	Miscellaneous Investment Strategies and Risks

Obligations of Supranational Agencies: Obligations of supranational agencies which are chartered to promote economic development and are supported by various governments and governmental agencies.	7	Foreign Investments (including Foreign Currencies)

Options and Futures Transactions: The Fund may purchase and sell (a) exchange traded and over the counter put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities.

	1-12	Options and Futures Transactions

Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	7	Equity Securities, Rights and Warrants

Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, as amended, such as privately placed commercial paper and Rule 144A securities.

	1-12	Miscellaneous Investment Strategies and Risks

Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1-12	Repurchase Agreements

Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as borrowing by the Fund.	7	Reverse Repurchase Agreements

Securities Lending: The lending of up to 33 1/3% of the Fund’s total assets. In return, the Fund will receive cash, other securities, and/or letters of credit as collateral.	1-12	Securities Lending

Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	1-12	Short-Term Funding Agreements

Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions	7	Foreign Investments (including Foreign Currencies)

Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include IOs and POs issued outside a Real Estate Mortgage Investment Conduit (“ REMIC ”) or CMO structure.	7	Mortgage-Related Securities

Structured Investments: A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.

1-12	Structured Investments

Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. The Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.

1-12	Swaps and Related Swap Products

Synthetic Variable Rate Instruments: Synthetic variable rate instruments generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.

1-12	Swaps and Related Swap Products

Temporary Defensive Positions: To respond to unusual circumstances the Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

1-12	Miscellaneous Investment Strategies and Risks

Treasury Receipts: A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).

1-12	Treasury Receipts

U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, including funding notes, subordinated benchmark notes, CMOs and REMICs.

1-12	Mortgage-Related Securities

U.S. Government Obligations: U.S. government obligations may include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupon Under Book Entry Safekeeping (“CUBES”).

	1-12	U.S. Government Obligations

Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to the Fund on demand or at the expiration of a specified term.

	1-12	Debt Instruments

When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1-12	When-Issued Securities, Delayed Delivery Securities and Forward Commitments

Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero coupon debt securities which convert on a specified date to interest bearing debt securities.

	1-12	Debt Instruments

ADDITIONAL INFORMATION REGARDING FUND INVESTMENT PRACTICES

Arizona Municipal Securities

          As used in this SAI, the term “Arizona Municipal Securities” refers to municipal securities, the income from which is exempt from both federal and Arizona personal income tax.

          Risk Factors Regarding Investments in Arizona Municipal Securities. Over the past several decades, Arizona’s economy has grown faster than most other regions of the country. From 2000 to 2005, Arizona’s population increased nearly 16% to 5.9 million. In addition, between 2000 and 2005, Maricopa County, the State ’s most populous county, had an approximate 17.4% population increase and now has an estimated population of 3.8 million, making it the fourth largest county in the United States of America, based on population. Within Maricopa County’s borders lies the City of Phoenix, Arizona’s largest city and the sixth largest city in the United States.

          Arizona has exhibited job creation in recent years. In 2004 Arizona ranked second in non-agricultural job growth, based on percentage increase from the prior year. Maricopa County ranked in the top 10 counties in the country for percentage growth in employment from September 2004 to September 2005. Between July 2004 and July 2005, Arizona again ranked second in the nation in non-agricultural job growth at 4.24%. Arizona’s employment increased 4.1% in 2005, 5.3% in 2006 and is projected to grow 1.7% in 2007. Unemployment in Arizona was 4.7% in 2005, but declined to 4.1% as of December 2006 and 3.9% as of February 2007.

          Arizona’s per capita personal income has generally been below the national average due to such factors as the chronic poverty on the State’s Indian reservations, the State’s relatively high number of retirees and children, and the State’s below-average wage scale. Nevertheless, Arizona’s aggregate personal income grew from $62.7 billion in 1990 to an estimated $179.8 billion in 2005, an increase of 186%. In 2002, 2003, 2004, 2005 and 2006, respectively, average per capita income increased by 1.1%, 2.6%, 5.4%, 5.6% and 4.8%.

          In fiscal years 2000, 2001, 2002 and 2003, respectively, the retail sales growth rate was 7.8%, 2.0%, 1.4% and 5.3%. Retail sales increased almost 9% between June 2004 and June 2005, and increased 8.4% in 2006. However, retail sales are expected to have modest 5% to 6% growth in 2007 and 2008.

          Following a few years of rapid appreciation of residential home values, Arizona has recently faced a downturn in the housing market. A decrease in homebuilding results in a risk of job loss for construction workers, realtors, mortgage brokers, title company personnel, home inspection crews, engineers and others. Although the commercial real estate industry remains strong and exhibited approximately 26% growth in new construction from 2005 to 2006, there is a possibility that the recent slowdown in the housing market could turn into a contraction in the overall Arizona economy. Some measures of Arizona’s economy still look remarkably strong, but the correction in the housing market has caused the Arizona economy to lose momentum.

          After improving substantially in recent years, the state government faced substantial budget deficits for fiscal years 2002 and 2003. The actual fiscal year 2005 balance was positive at $639 million and the fiscal year 2006 balance was positive at over $1 billion due to a strong 2006 Arizona economy. The Governor signed into law the fiscal year 2007 budget in June 2006. The projected budget balance for 2007 is $368 million, and the projected budget balance for 2008 is $45 million. The 2008 budget recommended by the Governor reflects a balanced approach. It emphasizes education, improving Arizona’s infrastructure and providing incentives for business development. The spending priorities in the proposed 2008 budget reflect, in large part, a strong focus on public safety and education. An amendment to the Arizona Constitution requiring a 2/3-majority vote in both houses of the Legislature to enact any tax or fee increase, together with heavy reliance on sales tax receipts, constrains the state’s ability to raise additional revenues in current economic conditions.

          The State of Arizona, itself, has no general obligation debt. The Arizona Department of Transportation, the Arizona Board of Regents, the Arizona Power Authority, the Water Infrastructure Authority of Arizona and the Arizona School Facilities Board are authorized to issue revenue bonds for their respective purposes. In addition, the State of Arizona has financed certain capital improvements and equipment through the execution and sale of certificates of participation, which represent undivided agreements that are subject to annual appropriations by the Arizona Legislature.

          The Arizona Constitution limits the amount of debt that can be issued by the state’s counties, cities, towns, school districts and other municipal corporations in the form of indebtedness payable from property taxes or other general fund sources. In general, those political subdivisions may not become indebted in an amount exceeding six percent of the value of the taxable property in the political subdivision without the approval of a majority of the qualified electors voting at an election. Furthermore, no county or school district may become indebted in an amount exceeding 15% (30% for unified school districts) of the value of the taxable property, even with voter approval. In addition, with voter approval, incorporated cities or towns may become indebted in an amount up to 20% of the value of the taxable property for purposes of supplying water, light, sewers, open space preserves, parks, playgrounds, recreational facilities, transportation and public safety. These constitutional debt limits generally do not apply to revenue bonds payable from a special fund revenue source.

          In July 1994, the Arizona Supreme Court ruled that Arizona’s system for financing public education created substantial disparities in facilities among school districts and, therefore, violated the provisions of the Arizona Constitution which require the Legislature to establish and maintain “a general and uniform public school system.” After several attempts, each of which were held to be unconstitutional by the Arizona Supreme Court, the Arizona Legislature passed the Students First legislation in July 1998 establishing a centralized school capital finance system, which, among other things, substantially limits the ability of school districts to issue bonds. This legislation has no effect on the obligation or ability of Arizona school districts to pay debt service on currently outstanding bonds. The Students First legislation created a building-renewal fund for maintaining existing school facilities. Legislators have used the fund to balance the state budget and to support high-profile programs, resulting in significant shortfalls in the amount of building-renewal funding Arizona schools actually receive. In November 2000, Arizona voters approved the imposition of a 6/10 of 1% statewide sales tax to augment this centralized school finance system. Collections from this tax increase, however, have been less than projected. As a consequence, the Arizona Legislature, as part of the fiscal year 2005 budget and again in the 2006 budget, authorized up to $250 million in lease-to-own financing of school facilities construction. The projected budget for 2008 authorizes up to $370 million for these financings.

California Municipal Securities

                    Under normal circumstances, the California Municipal Money Market Fund invests at least 80% of its total assets in municipal securities. For purposes of this policy, “California municipal bonds” has the same meaning as “California Municipal Securities,” which are obligations of any duration (or maturity) issued by California, its political subdivisions and their agencies, authorities and instrumentalities and any other obligations, the interest from which is exempt from California personal income tax. The interest from many but not all California Municipal Securities is also exempt from federal income tax. The California Municipal Money Market Fund may also invest in debt obligations of state and municipal issuers outside of California. In general, the interest on such securities is exempt from federal income tax but subject to California income tax. A portion of the Fund’s distributions from interest on California Municipal Securities and other municipal securities in which the California Municipal Money Market Fund invests may under certain circumstances be subject to federal alternative minimum tax. See “Tax Matters.”

          Risk Factors Affecting California Municipal Securities. The California Municipal Money Market Fund intends to invest a high proportion of its assets in municipal obligations in California municipal securities. As a result, the Fund is subject to the risks associated with California municipal securities. Payment of interest and preservation of principal is dependent upon the continuing ability of California issuers and/or obligors of California Municipal Securities to meet their obligations thereunder.

                    With a gross state product of approximately $ 1.6 trillion, California’s economy is the largest state economy in the United States. In addition to its size, California’s economy is diverse, with no industry sector accounting for more than one-quarter of the State’s output. While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, entertainment, real estate and financial services, and may be sensitive to economic factors affecting those industries. One example of such potential sensitivity occurred from mid-1990 to late 1993, when the State suffered a recession. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected, particularly in Southern California. More recently, reflective of the nationwide economic slowdown in the early 2000s , the high technology sector of the State’s economy entered a cyclical downturn.

          A series of reports after the start of the 2001-02 Fiscal Year indicated that both the national and the State economies entered a recession starting in 2001. In California, the impact was particularly felt in the high technology sector centered in the Bay Area/Silicon Valley, in the construction sector and in exports. The tragic events of September 11, 2001 exacerbated the impact of the weakened economy, especially on tourism-related industries and locations. Since the latter half of 2003, California’s economy has been improving. Modest job growth has continued. Year-to-date through April 2007, California has added 37,600 jobs, for an average monthly gain of 9,400 jobs. This is well below the average monthly gains of 21,700 jobs in 2006 and 27,200 jobs in 2005. California’s year-over job gains totaled 1.8 percent in April. This compares favorably to the job growth of the two prior years, when year-over job gains totaled 1.6 percent and 1.8 percent in April 2006 and April 2005, respectively.

           California real GDP grew by 3.4% in 2006, after increasing by 3.2% in 2005. California personal income was up 6.6% from a year earlier , and wages and salaries were up 7.6% in the first three quarters of 2006. On both measures, this was faster growth than in 2005. For California, as for the nation, a downturn in the housing sector was primarily behind a slowing of the economy in the second half of 2006. The number of new housing permits issued in California fell by 22% in 2006, sales of existing single-family detached homes declined by 25% in 2006 and new home sales by 15%. However, private-sector non-residential construction increased by 15 percent in 2006.

          Some local governments in California have experienced notable financial difficulties, including Los Angeles County and Orange County, and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent.

          Since mid-2000, California has experienced difficulties with the supply and price of electricity and natural gas in much of the State, which are likely to continue for several years. California’s difficulties with energy supplies could pose serious risks to the State’s economy. The State instituted rolling electricity blackouts in 2001 and remains braced for anticipated energy shortages as well as increased energy costs. Former Governor Gray Davis directed the Department of Water Resources (“DWR”) to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the “Power Supply Program”). The Power Supply Program was also implemented under legislation enacted in 2001 (the “Power Supply Act”) and by orders of the California Public Utilities Commission (“CPUC”). The Power Supply Act provided that the State funds advanced for energy purchases would be repaid by the issuance of revenue bonds, to be financed through ratepayer revenue in future years.

          Under the Power Supply Act, the DWR has the sole authority to determine and present to the CPUC its revenue requirements, although they must be just and reasonable. The CPUC is required to set electric rates at a level sufficient to meet the DWR’s revenue requirements, which include the cost of debt service and the cost of the State’s power purchaser program. Effective January 1, 2003, the DWR no longer purchases power, except power provided under the terms of its existing contracts. However, the DWR retains the legal and financial responsibility for the existing contracts until such time as there is complete assignment of the contracts and release of DWR. The severity and long-term impact of energy supply problems on the State’s economy is difficult to predict, but any future significant interruptions in energy supply or rate increases could adversely affect California’s economy. Governor Arnold Schwarzenegger, who replaced Gray Davis as governor following the successful recall effort in 2003, has pushed to allow large-scale power users to obtain competitive rates through direct access to power producers.

                    In March 2004, voters approved Proposition 57, the California Economic Recovery Bond Act, authorizing the issuance of up to $15 billion in bonds to finance the State’s negative General Fund balance (“ERBs”). Under the Act, the State will not be permitted to use more than $15 billion of net proceeds of any bonds issued to address the inherited debt. The ERBs replace the previously authorized “Fiscal Recovery Bonds.”

          The repayment of the ERBs will be secured by a pledge of revenues from an increase in the State’s share of the sales and use tax of 0.25 percent starting July 1, 2004, which will be deposited in the Fiscal Recovery Fund. Local governments’ shares of the sales and use tax will be decreased by a commensurate amount. The new sales and use tax rates will automatically revert to current levels as soon as the ERBs are repaid. The repayment of the ERBs may be accelerated with transfers from the State’s Budget Stabilization Fund, as specified in the Balanced Budget Amendment. In the event the dedicated revenue falls short, the State also would pledge its full faith and credit by using General Fund revenues to repay the debt service. As of March 1, 2006 California’s outstanding debt totals approximately $47.8 billion. This outstanding debt includes $35.6 billion of outstanding state general obligation bonds and approximately $12.2 billion payable from other revenue sources, including $10.9 billion in ERBs. The 2007-08 Governor’s Budget proposes $1.6 billion in pre-payments of ERBs and $88 million of other budgetary debt re-payments. As a result, it is projected that ERBs will be fully retired in November 2009, 14 years ahead of schedule.

          Also in March 2004, voters approved Proposition 58, which amended the California State Constitution to require balanced budgets in the future. It also requires the State to contribute to a special reserve, the Budget Stabilization Account, of 1 percent of revenues in 2006-07, 2 percent in 2007-08, and 3 percent in subsequent years. This special reserve will be used to repay the ERBs and provide a “rainy-day” fund for future economic downturns or natural disasters. The amendment allows the Governor to declare a fiscal emergency whenever he or she determines that General Fund revenues will decline below budgeted expenditures, or expenditures will increase substantially above available resources. Finally, it requires the State legislature to take action on legislation proposed by the Governor to address fiscal emergencies. On September 20, 2006, the first transfer to the Budget Stabilization Account was made in the amount of $944 million. Half of this amount remains in the account and the other half will be applied toward early repayment of ERBs.

          In November, 2004, voters approved Proposition 60A, which dedicates proceeds from sale of surplus property purchased with General Fund monies to payment of principal and interest on ERB’s approved in March 2004 by Proposition 57. This will likely accelerate repayment, by a few months, of these bonds.

          On July 11, 2005, Governor Schwarzenegger signed the 2005-06 Budget. The state’s 2005-06 fiscal year closed with $96.2 billion from its major tax revenues and a General Fund balance of $2.7 billion, significantly up from the $187 million balance at the end of the 2004-05 fiscal year.

          On June 30, 2006, the 2006- 07 Budget Act was enacted . It estimates the operating deficit for 2006-07 will be $6.3 billion. About $1.6 billion of this gap, however, is based on prepayments and scheduled payments from the General Fund to other funds and sources, which were used to balance earlier budgets, leaving what the Administration termed as an “effective operating deficit” of about $4.7 million. As planned, on August 2, 2006, the state repaid $440 million in transportation funds to California’s cities and counties. The 2006-07 proposed budget projects to end fiscal year 2006-07 with a $613 million total reserve. General Fund expenditures for fiscal year 2006-07 are projected at $97.9 billion, an increase of $7.6 billion, or 8.4 percent, compared with revised estimates for 2005-06.

           In November 2006, California voters granted approval to sell $42.7 billion in bonds to build new infrastructure throughout the state to reduce traffic congestion, improve transit systems and transportation of goods, provide better housing and school facilities, continue to work on flood control, and initiate natural resource conservation projects. The state expects to issue these bonds over time. The Governor’s Budget for the 2007-08 fiscal year, revised May 2007, seeks total spending of approximately $144 billion, with $103.8 billion from the General Fund. The 2007-08 budget projects that California’s economy will decelerate in calendar year 2007 before rebounding in calendar year 2008.

          As of June 9, 2006, California’s general obligation bonds have been assigned ratings of A + , A 1, and A + by S&P, Moody’s and Fitch, respectively. Moody’s upgraded California’s rating in May 2006, citing California’s strong economy and increased tax revenues . Fitch has upgraded its rating of California’s bonds because of California’s continued economic recovery, strong revenue performance and continued progress in reducing fiscal imbalances . A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of California Municipal Obligations.

          Revenue bonds represent both obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by such revenue bonds, are liable. Such enterprises and projects include transportation projects, various public works and exposition projects, educational facilities (including the California State University and University of California systems), housing, health facilities, and pollution control facilities.

          The State is party to numerous legal proceedings, many of which normally occur in governmental operations and which, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources.

          Constitutional and statutory amendments as well as budget developments may affect the ability of California issuers to pay interest and principal on their obligations. The overall effect may depend upon whether a particular California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

Kentucky Municipal Securities

          As used in this SAI, the term “Kentucky Municipal Securities” refers to municipal securities, the income from which is exempt from both federal and Kentucky personal income tax.

          Risk Factors Regarding Investments in Kentucky Municipal Securities. The municipal securities of many states and their agencies and political subdivisions constitute general obligations of the state itself or of an agency or political subdivision of the state which holds substantial assets. This is not the case with respect to securities issued by Kentucky and its agencies and was not the case with respect to Kentucky political subdivisions until 1994. Municipal Securities in Kentucky have generally been issued by public entities which are created primarily for that purpose and which have no substantial assets, with the real source of funds for repayment being restricted to either revenues from the property financed by the municipal security or rentals due from another public entity which has an enforceable obligation to pay rent to the issuer on only a short term basis. The voters of Kentucky approved an amendment to Kentucky’s constitution in 1994 which has allowed local governmental entities in Kentucky to issue general obligation debt instruments subject to certain limitations. The Commonwealth itself, and its agencies, are still bound by the prior rule and may not issue general obligation bonds without a statewide election. The Kentucky Municipal Bond Fund is not required to invest any particular percentage of its assets in Kentucky municipal securities which are general obligations of issuers with substantial assets.

          Kentucky’s economy tends to move in fairly close tandem with the national economy. Kentucky began to experience a meaningful economic recovery, along with the rest of the nation, in 2002.

          Kentucky, like many other states, experienced some procedural and substantive budget difficulties early in this decade, despite the gathering recovery. The Kentucky General Assembly failed to enact a biennial budget for the two fiscal years running from July 1, 2004 to June 30, 2006 during its 2004 Regular Session which ended in April 2004. After litigation regarding various budget issues, the General Assembly succeeded in passing budgets in its Regular Sessions which ended in April 2005 and April 2006. The General Assembly’s budget process proceeded relatively smoothly in the Regular Session which ended in April 2007, and Kentucky’s Governor approved the enacted Budget without significant controversy, vetoing some of the bond projects approved by the General Assembly.

Louisiana Municipal Securities

          As used in this SAI, the term “ Louisiana Municipal Securities ” refers to municipal securities, the income from which is exempt from both federal and Louisiana personal income tax.

          Risk Factors Regarding Investments in Louisiana Municipal Securities. Hurricane Katrina and Hurricane Rita have had a significant impact upon the Louisiana state economy and more directly the City of New Orleans and its surrounding areas. In spite of the damage suffered, Louisiana currently enjoys a stable outlook on its bond rating due in large part to Gulf Opportunity Zone or “GO Zone” legislation, which provided $400 million of tax-credit bonds to help New Orleans and other related public entities meet their debt service requirements. Another favorable factor is the State’s institutionalized budget discipline which enables it to minimize potential deficits. While federal legislation has provided much needed relief for the State’s municipalities, a large portion of the dollars that were allocated for the recovery, including $7.9 billion of private activity bonds for businesses and $7.5 billion of community development block grants for homeowners has been slow to reach residents. New Orleans population is estimated to be about half of its previous level and the ability of the City to service its debt in the future depends heavily on repopulation and increasing property tax revenues. On a long-term basis, the State will be challenged to rebuild its economy, as most of its key industries – including tourism, seafood production, oil and gas, and chemicals suffered damage. The extent and pace of the industries’ recovery is critical to the State’s economic success. The price of oil remains an important economic factor and sustained high levels of energy prices should allow gas and oil severance royalties flowing to the state treasury to meet or exceed budget expectations. While the hurricanes exacerbated the state’s slow economic and population growth, Louisiana’s revenue performance since Katrina and Rita has significantly exceeded expectations. The State generated a budget surplus during each of the last two years. By working to match expenses to revenues, building a rainy day fund, and implementing other debt reduction measures the State has improved its ability to identify and manage fiscal deficits. Overall, Louisiana’s satisfactory revenue and budget performance over the past year is expected to continue during the current period of rebuilding in the Gulf region. The recent increases in sales tax collections cannot be treated as permanent, either in terms of a new and sustaining base or in terms of expected growth rates. Future projections are largely based on estimates of the pace of recovery, the continuation of certain spending by consumers and businesses, the return of the State’s population, and other factors that are difficult to predict.

Michigan Municipal Securities

          As used in this SAI, the term “Michigan Municipal Securities” refers to municipal securities, the income from which is exempt from both federal and Michigan personal income tax.

          Risk Factors Regarding Michigan Municipal Securities. The State of Michigan’s economy is principally dependent on manufacturing (particularly automobiles, office equipment and other durable goods), tourism and agriculture, and historically has been highly cyclical.

          While the national economy has shown strength since the 2001 – 2003 economic downturn, the Michigan economy continues to lag that of the nation as a whole. The State’s dependence on manufacturing, particularly the manufacturing of automobiles and automobile parts, in the context of reduced market share for Michigan-based companies, has led to the loss of approximately 325,000 jobs in the State in the period 2000 – 2006. This has had a significant adverse impact on Michigan’s economy and upon the revenue of the State and its political subdivisions. At December 2006, the unemployment rate in Michigan was an estimated 6.8% as compared with the year 2005 rate of 6.7%. In calendar 2006, overall personal income in Michigan is estimated to have increased by 3.5% on a year-to-year basis.

          The decline in the Michigan economy had the effect of requiring the State to make significant adjustments in expenditures and to seek additional revenue sources. This process continued throughout the period 2001 through early 2007. Among other means of supporting expenditures for State programs, the State’s Counter-Cyclical Budget and Economic Stabilization Fund, a reserve fund designed for times of economic decline, which exceeded $1.2 billion as of September 30, 2000, has been substantially expended.

          Among the budget uncertainties facing Michigan during the next several years are whether the school finance reform package presently in force will provide adequate revenues to fund kindergarten through twelfth grade education in the future, whether international business conditions or monetary or financial crises will adversely affect Michigan’s economy, particularly automobile production, the uncertainties presented by proposed changes in federal aid policies for state and local governments, and the need for adopting new tax statues to replace the Michigan single business tax, which has been repealed effective at year end 2007.

          The Michigan Constitution limits the amount of total state revenues that can be raised from taxes and certain other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of state personal income in the prior calendar year or the average of the prior three calendar years, whichever is greater, and this fixed percentage equals the percentage of the 1978-79 fiscal year state government revenues to total calendar 1977 state personal income (which was 9.49%).

          The Michigan Constitution also provides that the proportion of state spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. Michigan originally determined that portion to be 41.6%. If such spending does not meet the required level in a given year, an additional appropriation for local government units is required by the following fiscal year; which means the year following the determinations of the shortfall, according to an opinion issued by the state’s Attorney General. Spending for local units met this requirement for fiscal years 1986-87 through 1991-92. As the result of litigation, Michigan agreed to reclassify certain expenditures, beginning with fiscal year 1992-93, and has recalculated the required percentage of spending paid to local government units to be 48.97%.

          The Michigan Constitution limits state general obligation debt to (i) short term debt for state operating purposes, (ii) short and long term debt for the purpose of making loans to school districts, and (iii) long term debt for voter-approved purposes.

          Constitutional changes in 1994 shifted significant portions of the cost of local school operations from local school districts to the State and raised additional State revenues to fund these additional expenses. These additional revenues will be included within the State’s constitutional revenue limitations and impact Michigan’s ability to increase revenues and continue expenditures for services at present levels.

          Michigan has issued and has outstanding general obligation full faith and credit bonds for Water Resources, the Environmental Protection Program, the Recreation Program and School Loan purposes. As of September 30, 2006, the state had approximately $1.8 billion of general obligation bonds outstanding.

          Michigan may issue notes or bonds without voter approval for the purposes of making loans to school districts. The proceeds of such notes or bonds are deposited in the School Bond Loan Fund maintained by the State Treasurer and used to make loans to school districts for payment of debt on qualified general obligation bonds issued by local school districts.

          Michigan is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the state, substantially affect state programs or finances. These lawsuits involve programs generally in the areas of corrections, tax collection, commerce, and proceedings involving budgetary reductions to school districts and governmental units, and court funding.

          The State Constitution also limits the extent to which municipalities or political subdivisions may levy taxes upon real and personal property through a process that regulates assessments.

          In 1994, Michigan voters approved a comprehensive property tax and school finance reform measure commonly known as Proposal A. Under Proposal A, as approved and implemented, effective May 1, 1994, the state’s sales and use tax increased from 4% to 6%, the state income tax decreased from 4.6% to 4.4% (since reduced to 3.9%), and other new or increased taxes were imposed, including those on tobacco products and real estate transfers. In addition, beginning in 1994, a new State property tax of 6 mills began to be imposed on all real and personal property currently subject to the general property tax. All local school boards are authorized, with voter approval, to levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes on non-homestead property and non-qualified agricultural property.

          Proposal A as implemented contains additional provisions regarding the ability of local school districts to levy taxes, as well as a limit on assessment increases for each parcel of property, beginning in 1995. Such increases for each parcel of property are limited to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value will revert to the current assessment level of 50% of true cash value. Under Proposal A, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund. Proposal A and its implementing legislation shifted significant portions of the cost of local school operations from local school districts to Michigan and raised additional state revenues to fund these additional state expenses. These additional revenues will be included within Michigan’s constitutional revenue limitations and impact Michigan’s ability to raise additional revenues in the future.

          A state economy during a continued recessionary cycle also, as a separate matter, adversely affects the capacity of users of facilities constructed or acquired through the proceeds of private activity bonds or other “revenue” securities to make periodic payments for the use of those facilities.

New York Municipal Securities

          As used in this SAI, the term “New York Municipal Securities” refers to municipal securities, the income from which is exempt from federal, New York and New York City personal income tax.

          Risk Factors Regarding Investments in New York Municipal Securities. The events of September 11, 2001 had a significant impact upon the New York State economy and more directly on that of New York City. Prior to September 11, the nation’s and the State’s economies had been weakening, and the loss of over seventy thousand jobs in New York City as a direct result of September 11 produced material budgetary pressures, including increased budget gaps for New York City and reductions to the State surpluses.

          New York State has historically been one of the wealthiest states in the nation, maintaining the second largest state economy in the United States. The State’s economy is diverse with a comparatively large share of the nation’s financial activities, information, education and health services employment, and a very small share of the nation’s farming and mining activity. Travel and tourism constitute important parts of the economy. For decades, however, the State’s economy grew more slowly than that of the nation as a whole, gradually eroding the State’s relative economic affluence, as urban centers lost the more affluent to the suburbs and people and businesses migrated to the South and the West. While the growth of New York State’s economy has equaled or exceeded national trends, the events of September 11 and the corporate governance scandals resulted in a much sharper downturn than the rest of the nation.

          Consistent with the recent national economic slowdown, the New York State economy is slowing as well. State private sector employment growth is projected to fall from 1.0 percent in 2006 to 0.8 percent for 2007. The State’s business cycles coincide with those of the nation. Outside New York City the economy has slowed significantly. New York State personal income growth is projected to slow from 6.8 percent in 2006 to 5.6 percent in 2007, with growth in its largest component, wages and salaries, slowing from 7.5 percent in 2006 to 5.7 percent in 2007. Among the major factors slowing the economy, in additional those affecting the U.S. economy, are (i) the New York economy may be particularly sensitive to the effects of the Federal Reserve’s past interest rate increases; (ii) production cuts within the domestic auto industry represent a particular risk to upstate New York’s already weakened manufacturing sector; and (iii) the continued slowdown in the State’s real estate market, following several years of strong growth, could negatively effect both household wealth and the State’s construction industry. New York State’s unemployment rate as of February 2007 was 4.4%, down from 4.7 percent for the same period last year.

          The State has for many years imposed a very high state and local tax burden on residents relative to other states. The burden of state and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, New York. The economic and financial condition of the State also may be affected by various financial, social, economic and political factors. For example, the securities industry is more central to New York’s economy than to the national economy, therefore any decline in stock market performance could adversely affect the State’s income and employment levels. Higher energy prices, a weakening housing market, rising interest rates and lower corporate earnings have the potential to reduce State revenues. Furthermore, social, economic and political factors that may affect the State can be very complex, may vary from year to year and can be the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State.

          The fiscal stability of New York State is related to the fiscal stability of the State’s municipalities, its agencies and authorities (which generally finance, construct and operate revenue-producing public benefit facilities). This is due in part to the fact that agencies, authorities and local governments in financial trouble often seek State financial assistance. The experience has been that if New York City or any of its agencies or authorities suffers serious financial difficulty, the ability of the State, New York City, the State’s political subdivisions, the agencies and the authorities to obtain financing in the public credit markets and the market price of outstanding New York tax-exempt securities will be adversely affected.

          On March 31, 2007, a balanced Budget for 2007-08 was approved by the State legislature. It represents a spending increase of 4.7 percent over the 2006-07 budget. The $51.6 billion budget supported by State tax dollars (the General Fund) proposes growth in spending of 4.0 percent, as compared to 10 percent last year. The enacted budget maintains nearly $13 billion in total reserves, equal to 5.6 percent of General Fund.

          On January 31, 2007, the governor presented his 2007-08 Budget to the State legislature.

The proposed 2007-08 Budget would increase General Fund spending by 4.2 percent. However, it is predicated on nonrecurring resources—using one-time resources to pay for ongoing costs, bringing the two-year total of non-recurring resources to $4.2 billion. The Office of the State Comptroller believes this practice will cause enormous pressure on the State’s Financial Plan and add to the State’s recurring structural deficit.

          The New York State Proposed Budget for Fiscal Year 2007-07 provides for a balanced budget of $120.6 billion and projects an operating surplus of $1.5 billion at the close of the 2006-07 fiscal year. The New York State Comptroller has stated that, although the Proposed Budget for 2007-08 is ostensibly balanced, it contains an estimated $1.2 billion in risks, including the possibility of additional spending needs, revenues that may not materialize and proposals to reduce spending or raise revenues that have been previously rejected by the State legislature. Moreover, the Proposed Budget for 2007-08 generates out-year gaps, and after closing a structural gap in 2006-07 of $1.6 billion with the use of surplus dollars from 2005-06 and various spending and revenue actions, the State is predicted to face persistent structural imbalance through 2010-11 totaling $14.3 billion.

          State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economies and actions of the federal government may create budget gaps for the State. These gaps may result from significant disparities between recurring revenues and the costs of maintaining or increasing the level of spending for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year. Under the State constitution, the governor is required to propose a balanced budget each year. There can be no assurance; however, that the legislature will enact the governor’s proposals or that the State’s actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

          The fiscal stability of the State is related to the fiscal stability of its public authorities. Authorities have various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization.

          Authorities are generally supported by revenues generated by the projects financed or operated, such as tolls charged for use of highways, bridges or tunnels, charges for electric power, electric and gas utility services, rentals charged for housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities, to be made under certain circumstances directly to the authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs.

          As of November 16, 2006, New York State’s General Obligation bonds are rated AA- by Fitch Ratings, Aa3 with a “stable” outlook by Moody’s Investor Service and AA with a “stable” outlook by Standard and Poor’s Ratings Services. All three agencies base their ratings on the State’s strong and diverse economic base, with its high debt levels, persistent out-year gaps and a politically charged budget process. A downward revision or withdrawal of such ratings, or any of them, may have an effect on the market price of New York Municipal Obligations.

          The State is party to numerous legal proceedings, involving State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could adversely affect the ability of the State to maintain a 2007-08 balanced Budget.

          Over the long term, the State and New York City may face potential economic problems. New York City accounts for a large portion of the State’s population and personal income, and New York City’s financial health affects the State in numerous ways. New York City continues to require significant financial assistance from the State and depends on State aid to both enable it to balance its budget and to meet its cash requirements. The State could also be affected by the ability of New York City to market its securities successfully in the public credit markets.

Ohio Municipal Securities

          As used in this SAI, the term “Ohio Municipal Securities” refers to municipal securities, the income from which is exempt from both federal and Ohio personal income tax.

          Risk Factors Regarding Investments in Ohio Municipal Securities. The economy of Ohio, while becoming increasingly diversified and increasingly reliant on the service sector, continues to rely in significant part on durable goods manufacturing, which is largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrial states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture also is an important segment of the Ohio economy, and the state has instituted several programs to provide financial assistance to farmers. Although revenue obligations of the state or its political subdivisions may be payable from a specific source or project, and general obligation debt may be payable primarily from a specific tax, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of such Ohio Municipal Securities in the Fund of the Trust or the ability of the respective obligors to make timely payment of interest and principal on such obligations.

          Since the Ohio Municipal Bond Fund invests primarily in Ohio Municipal Securities, the value of each Fund’s Shares may be especially affected by factors pertaining to the economy of Ohio and other factors specifically affecting the ability of issuers of Ohio Municipal Securities to meet their obligations. As a result, the value of the Shares of the Ohio Municipal Bond Fund may fluctuate more widely than the value of Shares of a portfolio investing in securities relating to a number of different states. The ability of Ohio state, county, or other local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amounts of tax and other revenues available to issuers of Ohio Municipal Securities may be affected from time to time by economic, political and demographic conditions within the state. In addition, current or future constitutional or statutory restrictions, including those proposed by initiative petition and approved by voters, may limit a government’s power to increase taxes or otherwise raise revenues. The availability of federal, state, and local aid to issuers of Ohio Municipal Securities may also affect their ability to meet their obligations. Payments of principal of and interest on limited obligation securities will depend on the economic condition of the facility or specific revenue source from which the payments will be made, which in turn could be affected by economic, political, and demographic conditions in the state. Any reduction in the actual or perceived ability to meet obligations on the part of either an issuer of an Ohio Municipal Security or a provider of credit enhancement for such Ohio Municipal Security (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of that Ohio Municipal Security and could adversely affect the values of other Ohio Municipal Securities as well.

West Virginia Municipal Securities

          As used in this SAI, the term “West Virginia Municipal Securities” refers to municipal securities, the income from which is exempt from both federal and West Virginia personal income tax.

          Risk Factors Regarding Investments in West Virginia Municipal Securities. Being invested primarily in West Virginia Municipal Securities, the West Virginia Municipal Bond Fund is subject to the risks of West Virginia’s economy and of the financial condition of its state and local governments and their agencies.

          West Virginia’s economy is relatively stable and has shown some improvement since late 2003, but significant challenges lie ahead. Growth of the State’s economy over the next five years is forecast to be slow and at rates well below the national average. The State’s economy is rooted in old economy industries which are undergoing significant consolidation and change. Coal mining, chemicals and manufacturing make up an important part of that economy. While an increase in coal prices in recent years has caused an increase in coal mining activity and employment, the coal industry continues to be under increased scrutiny and the use of coal faces future regulatory requirements, which may affect the economic feasibility of conducting mining operations in the future. Furthermore, prices for West Virginia coals have declined recently, which may affect coal mining production and employment. While the State’s economy has gained 26,600 jobs from the second quarter of 2003 to the second quarter of 2006, the State continued to lose jobs in manufacturing, with the severest losses in glass products, chemicals products and primary metals. There has been significant job growth in the service industries, with the fastest growth being in trade, transportation and utilities. State and local governments continue to make concentrated efforts to encourage diversification of the State’s economy with some success; and legislation adopted implementing some private litigation reform and the privatization of the workers’ compensation system appears to have engendered a more favorable view of the State in the business community. In March 2007, West Virginia’s seasonally adjusted unemployment rate was 4.3 percent compared to the national rate of 4.4 percent.

          In recent years, the State and most local governments have had adequate financial resources but not without struggling to keep expenses in line with revenues. While the State had a significant surplus for its fiscal year ended June 30, 2006, the State continues to face significant financial challenges, including substantial unfunded pension liabilities. With minimal population growth, population shifting away from the State’s cities, continuing decline in school enrollment, and an aging population, State and local governments and school boards continue to struggle to fund operations, cover health care costs, make capital and infrastructure improvements and support public education.

QUALITY DESCRIPTION

          Tax Free Funds. Each Tax Free Fund invests principally in a portfolio of “investment grade” tax exempt securities. An investment grade bond is rated, on the date of investment, within the four highest ratings of Moody’s, currently Aaa, Aa, A and Baa or of Standard & Poor’s, currently AAA, AA, A and BBB, while high grade debt is rated, on the date of the investment, within the two highest of such ratings. Investment grade municipal notes are rated, on the date of investment, MIG-1 or MIG-2 by Standard & Poor’s or SP-1 and SP-2 by Moody’s. Investment grade municipal commercial paper is rated, on the date of investment, Prime 1 or Prime 2 by Moody’s and A-1 or A-2 by Standard & Poor’s. A Tax Free Fund may also invest up to 10% of its total assets in securities which are “below investment grade.” Such securities must be rated, on the date of investment, B or better by Moody’s or Standard & Poor’s, or of comparable quality. Securities rated Ba or B by Moody’s and BB or B by Standard & Poor’s are below investment grade and considered to be speculative with regard to payment of interest and principal. If the quality of the investment later declines, a Fund may continue to hold the investment. The Fund may invest in debt securities which are not rated or other debt securities to which these ratings are not applicable, if in the opinion of the Adviser, such securities are of comparable quality to the rated securities discussed above. In addition, at the time the Fund invests in any commercial paper, bank obligation, repurchase agreement, or any other money market instruments, the investment must have received a short term rating of investment grade or better (currently Prime-3 or better by Moody’s or A-3 or better by Standard & Poor’s) or the investment must have been issued by an issuer that received a short term investment grade rating or better with respect to a class of investments or any investment within that class that is comparable in priority and security with the investment being purchased by the Fund. If no such ratings exists, the investment must be of comparable investment quality in the Adviser’s opinion, but will not be eligible for purchase if the issuer or its parent has long term outstanding debt rated below BBB.

          Municipal Bond Funds. Municipal securities that are bonds must be rated as investment grade. JPMIA will look at a security’s rating at the time of investment. If the securities are unrated, JPMIA must determine that they are of comparable quality to rated securities. Subsequent to its purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. JPMIA will consider such an event in determining whether the Fund should continue to hold the security.

          Short-term securities such as tax-exempt commercial paper, notes and variable rate demand obligations must be rated in one of the two highest investment grade categories. If a security has both a long-term and a short-term rating, it must have a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories.

Commercial Paper

          The Municipal Bond Funds may purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one NRSRO (such as A-2 or better by S&P, Prime-2 or better by Moody’s, F2 or better by Fitch, or R-2 or better by Dominion) or if unrated, determined by the applicable Manager to be comparable quality. If commercial paper has both a long-term and a short-term rating, it must have either a long-term investment grade rating or be rated in one of the two highest short-term investment grade categories. For a more complete discussion, see the “Commercial Paper” section in Part II of this SAI.

Limitations on the use of Mortgage-Backed Securities

          The Municipal Bond Funds may invest in mortgage-backed securities that are rated in one of the four highest rating categories by at least one NRSRO at the time of investment or, if unrated, determined by JPMorgan Investment Advisor to be of comparable quality.

Limitations on the Use of Municipal Securities

          The Arizona Municipal Bond Fund, the Kentucky Municipal Bond Fund, Louisiana Municipal Bond Fund, the Michigan Municipal Bond Fund, the Ohio Municipal Bond Fund and the West Virginia Municipal Bond Fund may invest in Municipal Securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Municipal Securities, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Municipal Securities will to the same extent as interest on such Municipal Securities be exempt from federal income tax and state income tax (where applicable) and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

          The Arizona Municipal Bond Fund, the Kentucky Municipal Bond Fund, Louisiana Municipal Bond Fund, the Michigan Municipal Bond Fund, the Ohio Municipal Bond Fund and the West Virginia Municipal Bond Fund may also invest in Municipal Securities by purchasing from banks participation interests in all or part of specific holdings of Municipal Securities. Such participation interests may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from a Fund in connection with the arrangement. A Fund will not purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Municipal Securities in which it holds such participation interest is exempt from federal income tax and state income tax (where applicable) and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

          The Funds may not be a desirable investment for “substantial users” of facilities financed by private activity bonds or industrial development bonds or for “related persons” of substantial users.

DIVERSIFICATION

          All of the Funds are non-diversified, as defined under the 1940 Act, except for the Short Term Municipal Bond Fund, the Tax Free Bond Fund and the Municipal Income Fund, which are diversified investment companies. For a more complete discussion, see the “Diversification” section in Part II of this SAI.

PORTFOLIO TURNOVER

          A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage each Fund’s assets by buying and selling securities to help attain its investment objective. A rate of 100% indicates that the equivalent of all of a Fund’s assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. High portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by a Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. For a more complete discussion, see the “Distribution and Tax Matters” section in Part II of this SAI.

          The table below sets forth the Funds’ portfolio turnover rates for the last two fiscal years.

	Fiscal Year Ended 2/28/06	Fiscal Year Ended 2/28/07

Arizona Municipal Bond Fund	4%	30%
Kentucky Municipal Bond Fund	4%	13%
Louisiana Municipal Bond Fund	2%	10%
Michigan Municipal Bond Fund	4%	21%
Municipal Income Fund	28%	39%
Ohio Municipal Bond Fund	4%	19%
Short Term Municipal Bond Fund	13%	24%
Tax Free Bond Fund	30%	31%
West Virginia Municipal Bond Fund	4%	17%
California Tax Free Bond Fund	4%	22%
Intermediate Tax Free Bond Fund	6%	19%
New York Tax Free Bond Fund	5%	11%

TRUSTEES

Standing Committees

          There are four standing committees of the Board of Trustees: Audit Committee, Compliance Committee, Governance Committee and Investment Committee.

          The Audit Committee or the predecessor Audit Committee met four times during the fiscal year ended February 28, 2007. The Compliance Committee was formed on February 19, 2005 and met four times during the fiscal year ended February 28, 2007. The Governance Committee was formed effective October 31, 2005 and met six times during the fiscal year ended February 28, 2007. The Investment Committee was formed effective February 19, 2005 and met six times during the fiscal year ended February 28, 2007. For a more complete discussion, see the “ Trustees ” section in Part II of this SAI.

Ownership of Securities

          The following table shows the dollar range of each Trustee’s beneficial ownership as of December 31, 2006, in the Funds and each Trustee’s aggregate dollar range of ownership in any Funds that the Trustee oversees in the Family of Investment Companies.

Name of Trustee	Ownership of Arizona Municipal Bond Fund	Ownership of Kentucky Municipal Bond Fund	Ownership of Louisiana Municipal Bond Fund	Ownership of Michigan Municipal Bond Fund

Independent Trustees
William J. Armstrong	None	None	None	None
Roland R. Eppley, Jr.	None	None	None	None
John F. Finn	None	None	None	None
Dr. Matthew Goldstein	None	None	None	None
Robert J. Higgins	None	None	None	None
Peter C. Marshall	None	None	None	None
Marilyn McCoy	None	None	None	None
William G. Morton, Jr.	None	None	None	None
Robert A. Oden, Jr.	None	None	None	None
Fergus Reid, III	None	None	None	None
Frederick W. Ruebeck	None	None	None	None
James J. Schonbachler	None	None	None	None
Interested Trustee
Leonard M. Spalding, Jr.	None	None	None	None

Name of Trustee	Ownership of Municipal Income Fund	Ownership of Ohio Municipal Bond Fund	Ownership of Short Term Municipal Bond Fund	Ownership of Tax Free Bond Fund

Independent Trustees
William J. Armstrong	None	None	None	None
Roland R. Eppley, Jr.	None	None	None	None
John F. Finn	None	None	None	None
Dr. Matthew Goldstein	None	None	None	None
Robert J. Higgins	None	None	None	None
Peter C. Marshall	None	None	None	None
Marilyn McCoy	None	None	None	None
William G. Morton, Jr.	None	None	None	None
Robert A. Oden, Jr.	None
Fergus Reid, III	None	None	None	None
Frederick W. Ruebeck	None	None	None	None
James J. Schonbachler	None	None	None	$10,001-$50,000
Interested Trustee
Leonard M. Spalding, Jr.	None	None	None	None

Name of Trustee	Ownership of West Virginia Municipal Bond Fund	Ownership of California Tax Free Bond Fund	Ownership of Intermediate Tax Free Bond Fund	Ownership of New York Tax Free Bond Fund

Independent Trustees
William J. Armstrong	None	None	None	None
Roland R. Eppley, Jr.	None	None	None	None
John F. Finn	None	None	None	None
Dr. Matthew Goldstein	None	None	None	None
Robert J. Higgins	None	None	None	None
Peter C. Marshall	None	None	None	None
Marilyn McCoy	None	None	None	None
William G. Morton, Jr.	None	None	None	None
Robert A. Oden, Jr.	None	None	None	None
Fergus Reid, III	None	None	None	None
Frederick W. Ruebeck	None	None	None	None
James J. Schonbachler	None	None	None	None
Interested Trustee
Leonard M. Spalding, Jr.	None	None	None	None

Name of Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies(1)(2)

Independent Trustees
William J. Armstrong	Over $100,000
Roland R. Eppley, Jr.	Over $100,000
John F. Finn	Over $100,000
Dr. Matthew Goldstein	Over $100,000
Robert J. Higgins	Over $100,000
Peter C. Marshall	Over $100,000
Marilyn McCoy	Over $100,000
William G. Morton, Jr.	Over $100,000
Robert A. Oden, Jr.	Over $100,000
Fergus Reid, III	Over $100,000
Frederick W. Ruebeck	Over $100,000
James J. Schonbachler	Over $100,000
Interested Trustee
Leonard M. Spalding, Jr.	Over $100,000

(1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees currently serves includes eight registered investment companies ( 136 funds).

(2) For Messrs. Eppley and Spalding, these amounts include deferred compensation balances , as of December 31, 2006, through participation in the JPMorgan Fund’s Deferred Compensation Plan for Eligible Trustees as of December 31, 2006. For Ms. McCoy and Messrs. Finn, Marshall and Oden, these amounts include deferred compensation balances , as of December 31, 2006, through participation in the Deferred Compensation Plan for Trustees of One Group Mutual Fund and One Group Investment Trust , and JPMorgan Fund’s Deferred Compensation Plan for Eligible Trustees.

          As of February 28, 2007, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

Trustee Compensation

          The Funds of the JPMorgan Funds Complex overseen by the Trustees pay each Trustee an annual fee of $183,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds pay the Chairman $167,000 and the Vice Chairman $67,000. The Chairman and Vice Chairman receive no additional compensation for service as committee or sub-committee chairmen. Committee chairs and sub-committee chairs who are not already receiving an additional fee are each paid $52,000 and $27,000 respectively. The Trustees may hold various other directorships unrelated to the JPMorgan Funds Complex. The Funds bear expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an office of the Chairman, in the amount of $6,000 per month.

          Trustee aggregate compensation paid by each of the Funds and the JPMorgan Funds Complex for the calendar year ended December 31, 2006, is set forth below:

Aggregate Trustee Compensation Paid by the Funds

Name of Trustee	Arizona Municipal Bond Fund	Kentucky Municipal Bond Fund	Louisiana Municipal Bond Fund	Michigan Municipal Bond Fund

Independent Trustees
William J. Armstrong	$144	$104	$90	$302
Roland R. Eppley, Jr.	112	81	70	235
John F. Finn	112	81	70	235
Dr. Matthew Goldstein	129	93	80	270
Robert J. Higgins	129	93	80	270
Peter C. Marshall	152	110	95	318
Marilyn McCoy	144	104	90	302
William G. Morton, Jr.	112	81	70	235
Robert A. Oden, Jr.	112	81	70	235
Fergus Reid, III	215	155	134	450
Frederick W. Ruebeck	129	93	80	270
James J. Schonbachler	112	81	70	235
Interested Trustee
Leonard M. Spalding, Jr.	144	104	90	302

Name of Trustee	Municipal Income Fund	Ohio Municipal Bond Fund	Short Term Municipal Bond Fund	Tax Free Bond Fund

Independent Trustees
William J. Armstrong	$1,367	$219	$380	$1,164
Roland R. Eppley, Jr.	1,065	171	296	906
John F. Finn	1,065	171	296	906
Dr. Matthew Goldstein	1,222	196	340	1,040
Robert J. Higgins	1,222	196	340	1,040
Peter C. Marshall	1,441	231	401	1,226
Marilyn McCoy	1,367	219	380	1,164
William G. Morton, Jr.	1,065	171	296	906
Robert A. Oden, Jr.	1,064	171	296	906
Fergus Reid, III	2,037	327	566	1,733
Frederick W. Ruebeck	1,222	196	340	1,040
James J. Schonbachler	1,065	171	296	906
Interested Trustee
Leonard M. Spalding, Jr.	1,367	219	380	1,164

Name of Trustee	West Virginia Municipal Bond Fund	California Tax Free Bond Fund	Intermediate Tax Free Bond Fund	New York Tax Free Bond Fund

Independent Trustees
William J. Armstrong	$100	$147	$2,781	$725
Roland R. Eppley, Jr.	78	115	2,166	565
John F. Finn	78	115	2,166	565
Dr. Matthew Goldstein	89	132	2,485	648
Robert J. Higgins	89	132	2,485	648
Peter C. Marshall	105	155	2,929	764
Marilyn McCoy	100	147	2,781	725
William G. Morton, Jr.	78	115	2,165	565
Robert A. Oden, Jr.	78	115	2,165	564
Fergus Reid, III	149	219	4,142	1,080
Frederick W. Ruebeck	89	132	2,485	648
James J. Schonbachler	78	115	2,166	565
Interested Trustee
Leonard M. Spalding, Jr.	100	147	2,781	725

Name of Trustee	Total Compensation Paid From Fund Complex (1)

Independent Trustees
William J. Armstrong	$235,000
Roland R. Eppley, Jr.	183,000
John F. Finn	91,500	^
Dr. Matthew Goldstein	210,000
Robert J. Higgins	105,000	^^
Peter C. Marshall	250,000
Marilyn McCoy	235,000
William G. Morton, Jr.	183,000
Robert A. Oden, Jr.	128,100	^^^
Fergus Reid, III	350,000
Frederick W. Ruebeck	210,000
James J. Schonbachler	183,000
Interested Trustee
Leonard M. Spalding, Jr.	117,500	^^^^

(1)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex currently overseen by the Board of Trustees includes eight registered investment companies ( 136 funds).

^	Does not include $91,500 of Deferred Compensation.

^^	Does not include $105,000 of Deferred Compensation.

^^^	Does not include $54,900 of Deferred Compensation.

^^^^	Does not include $117,500 of Deferred Compensation.

INVESTMENT ADVISER

Investment Advisory Fees

          The table below sets forth the investment advisory fees paid by the following Funds to JPMIM or JPMIA (waived amounts are in parentheses), with respect to the fiscal periods indicated (amounts in thousands):

	Fiscal Year Ended 6/30/05		Fiscal Year Ended 2/28/06		Fiscal Year Ended 2/28/07

Fund	Paid	Waived	Paid	Waived	Paid	Waived

Arizona Municipal Bond Fund	$512	$(55)	$276	$—	$413	$—
Kentucky Municipal Bond Fund	427	(40)	214	(10)	290	—
Louisiana Municipal Bond Fund	(392)	(163)	195	(8)	250	—
Michigan Municipal Bond Fund	1,003	(131)	564	—	875	—
Municipal Income Fund	3,453	(429)	1,976	—	4,193	—
Ohio Municipal Bond Fund	841	(337)	439	—	623	—
Short Term Municipal Bond Fund	1,622	(859)	731	—	824	—
Tax Free Bond Fund	2,466	(169)	2,111	—	3,311	—
West Virginia Municipal Bond Fund	368	(41)	193	—	285	—

	Fiscal Year Ended 8/31/05		Fiscal Year Ended 2/28/06		Fiscal Year Ended 2/28/07

Fund	Paid	Waived	Paid	Waived	Paid	Waived

California Tax Free Bond Fund	295	(73)	77	(114)	$316	($116)
Intermediate Tax Free Bond Fund	5,267	—	3,145	—	8,448	—
New York Tax Free Bond Fund	1,969	—	965	—	2,050	—

          For a more complete discussion, see the “Investment Advisers” section in Part II of this SAI.

PORTFOLIO MANAGERS

Portfolio Managers’ Other Accounts Managed

          The following table shows information regarding all of the other accounts managed by each portfolio manager as of February 28, 2007:

	Non-Performance Based Fee Advisory Accounts

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)

Arizona Municipal Bond Fund
Kimberly Bingle	5	1,585	0	0	28	1,738
David Sivinski	9	5,936	0	0	8	206

Kentucky Municipal Bond Fund
David Sivinski	9	5,984	0	0	8	206
Kimberly Bingle	5	1,632	0	0	28	1,738

Louisiana Municipal Bond Fund
David Sivinski	9	5,993	0	0	8	206
Kimberly Bingle	5	1,642	0	0	28	1,738

Michigan Municipal Bond Fund
David Sivinski	9	5,780	0	0	8	206
Kimberly Bingle	5	1,429	0	0	28	1,738

Municipal Income Fund
Jennifer Tabak	1	0	0	0	0	0
David Sivinski	9	4,557	0	0	8	206

Ohio Municipal Bond Fund
David Sivinski	9	5,868	0	0	8	206
Jennifer Tabak	1	0	0	0	0	0

Short Term Municipal Bond Fund
James Ahn	2	382	0	0	98	3,633
Kevin Ellis	1	625	0	0	169	3,450

Tax Free Bond Fund
Richard Taormina	3	3,477	0	0	5	96
Kimberly Bingle	5	696	0	0	28	1,738

West Virginia Municipal Bond Fund
Kimberly Bingle	5	1,629	0	0	28	1,737
David Sivinski	9	5,980	0	0	8	206

California Tax Free Bond Fund
David Sivinski	9	5,926	0	0	8	206
Michelle Valladolid	0	0	0	0	177	3,469

Intermediate Tax Free Bond Fund
Richard Taormina	3	1,622	0	0	5	96
David Sivinski	9	3,192	0	0	8	206

New York Tax Free Bond Fund
David Sivinski	9	5,448	0	0	8	206
Kevin Ellis	1	271	0	0	169	3,450

          The following table shows information on the other accounts managed by each portfolio manager that have advisory fees wholly or partly based on performance as of February 28, 2007:

	Performance Based Fee Advisory Accounts

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)

Arizona Municipal Bond Fund
Kimberly Bingle	0	0	0	0	0	0
David Sivinski	0	0	0	0	0	0

Kentucky Municipal Bond Fund
David Sivinski	0	0	0	0	0	0
Kimberly Bingle	0	0	0	0	0	0

Louisiana Municipal Bond Fund
David Sivinski	0	0	0	0	0	0
Kimberly Bingle	0	0	0	0	0	0

Michigan Municipal Bond Fund
David Sivinski	0	0	0	0	0	0
Kimberly Bingle	0	0	0	0	0	0

Municipal Income Fund
Jennifer Tabak	0	0	0	0	0	0
David Sivinski	0	0	0	0	0	0

Ohio Municipal Bond Fund
David Sivinski	0	0	0	0	0	0
Jennifer Tabak	0	0	0	0	0	0

Short Term Municipal Bond Fund
James Ahn	0	0	0	0	0	0
Kevin Ellis	0	0	0	0	0	0

Tax Free Bond Fund
Richard Taormina	0	0	0	0	0	0
Kimberly Bingle	0	0	0	0	0	0

West Virginia Municipal Bond Fund
Kimberly Bingle	0	0	0	0	0	0
David Sivinski	0	0	0	0	0	0

California Tax Free Bond Fund
David Sivinski	0	0	0	0	0	0
Michelle Valladolid	0	0	0	0	0	0

Intermediate Tax Free Bond Fund
Richard Taormina	0	0	0	0	0	0
David Sivinski	0	0	0	0	0	0

New York Tax Free Bond Fund
David Sivinski	0	0	0	0	0	0
Kevin Ellis	0	0	0	0	0	0

Portfolio Managers - Ownership Of Securities

          The following table indicates for each Fund the dollar range of securities of each Fund beneficially owned by each portfolio manager, as of February 28, 2007:

Dollar Range of Securities in the Fund

Fund	None	$1 - $10,000	$10,001 - $50,000	$50,001 - $100,000	$100,001 - $500,000	$500,001 - $1,000,000	over $1,000,000

Arizona Municipal Bond Fund
Kimberly Bingle	X
David Sivinski	X

Kentucky Municipal Bond Fund
David Sivinski	X
Kimberly Bingle	X

Louisiana Municipal Bond Fund
David Sivinski	X
Kimberly Bingle	X

Dollar Range of Securities in the Fund

Fund	None	$1 - $10,000	$10,001 - $50,000	$50,001 - $100,000	$100,001 - $500,000	$500,001 - $1,000,000	over $1,000,000

Michigan Municipal Bond Fund
David Sivinski	X
Kimberly Bingle	X

Municipal Income Fund
Jennifer Tabak	X
David Sivinski	X

Ohio Municipal Bond Fund
David Sivinski					X
Jennifer Tabak	X

Short Term Municipal Bond Fund
James Ahn	X
Kevin Ellis	X

Tax Free Bond Fund
Richard Taormina	X
Kimberly Bingle	X

West Virginia Municipal Bond Fund
Kimberly Bingle	X
David Sivinski	X

California Tax Free Bond Fund
David Sivinski	X
Michelle Valladolid	X

Dollar Range of Securities in the Fund

Fund	None	$1 - $10,000	$10,001 - $50,000	$50,001 - $100,000	$100,001 - $500,000	$500,001 - $1,000,000	over $1,000,000

Intermediate Tax Free Bond Fund
Richard Taormina	X
David Sivinski	X

New York Tax Free Bond Fund
David Sivinski	X
Kevin Ellis	X

          For a more complete discussion, see the “Portfolio Manager Compensation” section in Part II of the SAI.

ADMINISTRATOR

Administrator Fees

          The table below sets forth the administration, administrative services and co-administration fees paid by the Funds (the amounts waived are in parentheses) for the fiscal periods indicated (amounts in thousands).

	Fiscal Year Ended 6/30/05			Fiscal Year Ended 6/30/06		Fiscal Year Ended 2/28/07

Fund	Paid	Waived		Paid	Waived	Paid	Waived

Arizona Municipal Bond Fund	$203	$—		$96	$—	$135	($3)
Kentucky Municipal Bond Fund	167	—	^	75	—	87	(10)
Louisiana Municipal Bond Fund	159	(3)		68	(17)	53	(31)
Michigan Municipal Bond Fund	405	—		198	—	293	—
Municipal Income Fund	1,388	—		692	—	1,403	—
Ohio Municipal Bond Fund	338	—	^	154	—	209	—
Short Term Municipal Bond Fund	734	(9)		307	(40)	283	(48)
Tax Free Bond Fund	940	—		739	—	1,040	(69)
West Virginia Bond Fund	146	—		67	(15)	83	(13)

^	Amount rounds to less than one thousand.

	Fiscal Year Ended 8/31/05		Fiscal Year Ended 2/28/06		Fiscal Year Ended 2/28/07

Fund	Paid	Waived	Paid	Waived	Paid	Waived

California Tax Free Bond Fund	81	(76)	55	(12)	$101	($44)
Intermediate Tax Free Bond Fund	1,697	(481)	984	(110)	2,735	(92)
New York Tax Free Bond Fund	806	(32)	336	—	686	—

^	Amount rounds to less than one thousand.

For a more complete discussion, see the “Administrator” section in Part II of this SAI.

DISTRIBUTOR

Compensation Paid to JPMDS

          The following table describes the compensation paid to the principal underwriter, JPMDS, for the fiscal year ended February 28, 2007:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation

Arizona Municipal Bond Fund	19,459.33	30,905.04	—	114,140.62
Kentucky Municipal Bond Fund	3,429.75	17,169.09	—	74,658.00
Louisiana Municipal Bond Fund	5,993.16	23,292.99	—	153,544.51
Michigan Municipal Bond Fund	25,764.79	50,689.88	—	371,288.13
Municipal Income Fund	12,267.54	117,555.29	—	761,354.70
Ohio Municipal Bond Fund	12,656.37	65,911.09	—	462,800.70
Short Term Municipal Bond Fund	3,190.14	20,873.04	—	428,256.11
Tax Free Bond Fund	76,499.72	46,227.46	34.50	379,218.60
West Virginia Municipal Bond Fund	12,935.66	17,864.78	—	78,562.28
California Tax Free Bond Fund	1,097.76	—	—	22,977.76
Intermediate Tax Free Bond Fund	6,200.18	56,823.13	—	225,710.95
New York Tax Free Bond Fund	4,722.20	84,972.49	129.00	251,097.91

                    The aggregate amount of underwriting commissions retained by JPMDS for the fiscal year ended February 28, 2007 was $ 184,216.60. For a more complete discussion, see the “Distributor” section in Part II of this SAI .

Distribution Fees

          The table below sets forth the Rule 12b-1 fees that the Funds paid to JPMDS (waived amounts are in parentheses) with respect to the fiscal periods indicated (amounts in thousands):

Fund	Fiscal Year Ended 6/30/05		Fiscal Year Ended 2/28/06		Fiscal Year Ended 2/28/07

	Paid	Waived	Paid	Waived	Paid	Waived

Arizona Municipal Bond Fund
Class A Shares	$52	($13)	$51	$—	$83	$—
Class B Shares	18	(1)	11	—	14	—
Class C Shares	—	—	6	—	17	—
Kentucky Municipal Bond Fund
Class A Shares	38	(10)	26	—	30	—
Class B Shares	84	(7)	43	—	45	—
Louisiana Municipal Bond Fund
Class A Shares	139	(36)	80	—	100	—
Class B Shares	107	(8)	51	—	53	—
Michigan Municipal Bond Fund
Class A Shares	204	(53)	126	—	165	—
Class B Shares	269	(21)	142	—	183	—
Class C Shares	1	—	9	—	23	—
Municipal Income Fund
Class A Shares	331	(61)	203	—	269	—
Class B Shares	670	(70)	314	—	331	—
Class C Shares	321	(30)	154	—	161	—
Ohio Municipal Bond Fund
Class A Shares	194	(50)	131	—	176	—
Class B Shares	450	(35)	222	—	253	—
Class C Shares	—	—	10	—	34	—

Fund	Fiscal Year Ended 6/30/05		Fiscal Year Ended 2/28/06		Fiscal Year Ended 2/28/07

	Paid	Waived	Paid	Waived	Paid	Waived

Short Term Municipal Bond Fund
Class A Shares	250	(67)	131	—	139	—
Class B Shares	141	(32)	73	—	82	—
Class C Shares	492	(115)	221	—	207	—
Tax Free Bond Fund
Class A Shares	181	(36)	174	—	286	—
Class B Shares	121	(9)	74	—	93	—
West Virginia Municipal Bond Fund
Class A Shares	20	(5)	13	—	27	—
Class B Shares	86	(7)	43	—	52	—

^	Amount rounds to less than one thousand.

Fund	Fiscal Year Ended 8/31/05		Fiscal Year Ended 2/28/06			Fiscal Year Ended 2/28/07

	Paid	Waived	Paid	Waived		Paid	Waived

California Tax Free Bond Fund
Class A Shares	$15	($4)	$13	($4)		$22	($6)
Class C Shares	19	— ^	1	—	^	1	—	^
Intermediate Tax Free Bond Fund
Class A Shares	79	—	73	—		137	—
Class B Shares	45	—	38	—		65	—
Class C Shares	4	—	8	—		24	—
New York Tax Free Bond Fund
Class A Shares	91	(1)	76	—		139	—
Class B Shares	78	—	64	—		97	—
Class C Shares	7	—	8	—		15	—

^	Amount rounds to less than one thousand.

SHAREHOLDER SERVICING

Shareholder Services Fees

          Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMDS, for providing shareholder services and other related services, a fee at the following annual rates (expressed as a percentage of the average daily NAV of Fund shares owned by or for shareholders):

Select Class, Class A, Class B and Class C	0.25%
Institutional Class	0.10%

          The table below sets forth the fees paid to JPMorgan Chase Bank or JPMDS (the amounts waived are in parentheses) for the fiscal periods indicated (amounts in thousands):

	Fiscal Year Ended 6/30/05		Fiscal Year Ended 2/28/06		Fiscal Year Ended 2/28/07

	Paid	Waived	Paid	Waived	Paid	Waived

Arizona Municipal Bond Fund
Class A Shares	$13	($7)	$51	($26)	$40	($43)
Class B Shares	2	—	4	—	5	—
Class C Shares	^	—	2	—	5	—
Select Class	63	(36)	173	(90)	122	(129)
Kentucky Municipal Bond Fund
Class A Shares	9	(5)	26	(14)	12	(18)
Class B Shares	8	—	14	—	15	—
Select Class	48	(29)	138	(78)	81	(115)
Louisiana Municipal Bond Fund
Class A Shares	21	(27)	80	(48)	40	(60)
Class B Shares	10	—	17	—	18	—
Select Class Shares	16	(21)	66	(39)	46	(55)
Michigan Municipal Bond Fund
Class A Shares	44	(27)	126	(57)	93	(72)
Class B Shares	27	—	47	—	61	—
Class C Shares	^	—	3	—	8	—
Select Class Shares	95	(57)	294	(134)	280	(216)

	Fiscal Year Ended 6/30/05		Fiscal Year Ended 2/28/06		Fiscal Year Ended 2/28/07

	Paid	Waived	Paid	Waived	Paid	Waived

Municipal Income Fund
Class A Shares	83	(25)	203	(76)	176	(93)
Class B Shares	65	—	105	—	110	—
Class C Shares	31	—	51	—	54	—
Select Class Shares	473	(143)	1,288	(479)	2,000	(1,061)
Ohio Municipal Bond Fund
Class A Shares	43	(26)	131	(63)	97	(79)
Class B Shares	44	—	74	—	84	—
Class C Shares	—	—	3	—	11	—
Select Class Shares	56	(33)	158	(75)	136	(112)
Short Term Municipal Bond Fund
Class A Shares	48	(34)	131	(52)	84	(55)
Class B Shares	9	(6)	24	(10)	27	(11)
Class C Shares	29	(20)	74	(29)	69	(28)
Select Class Shares	166	(118)	502	(201)	353	(235)
Tax Free Bond Fund
Class A Shares	26	(64)	174	(128)	71	(215)
Class B Shares	15	—	25	—	31	—
Select Class Shares	521	(338)	1,560	(643)	1,385	(1,057)
West Virginia Municipal Bond Fund
Class A Shares	3	(4)	13	(8)	11	(16)
Class B Shares	8	—	14	—	17	—
Select Class Shares	34	(41)	133	(79)	81	(113)

^	Amount rounds to less than one thousand.

Fund	Fiscal Year Ended 8/31/05		Fiscal Year Ended 2/28/06		Fiscal Year Ended 2/28/07

	Paid	Waived	Paid	Waived	Paid	Waived

California Tax Free Bond Fund
Class A Shares	$—	($38)	1	($18)	$—	($28)
Class C Shares	—	^	^	—	—	^
Institutional Class Shares	27	(25)	16	—	36	—
Select Class Shares	113	(19)	102	—	242	—
Intermediate Tax Free Bond Fund
Class A Shares	22	(59)	20	(53)	39	(98)
Class B Shares	15	^	13	—	22	—
Class C Shares	2	(1)	3	—	8	—
Institutional Class Shares	262	(72)	99	(42)	241	(99)
Select Class Shares	2,673	(782)	1,393	(785)	3,881	(2,142)
New York Tax Free Bond Fund
Class A Shares	73	(116)	9	(67)	29	(110)
Class B Shares	46	(6)	21	—	32	—
Class C Shares	3	(1)	2	—	5	—
Institutional Class Shares	45	(112)	18	(43)	48	(44)
Select Class Shares	976	(27)	530	(22)	1,303	—

^	Amount rounds to less than one thousand.

          Prior to February 19, 2005, JPMorgan Chase Bank served as a shareholder servicing agent to the Predecessor Funds. For a more complete discussion, see the “Shareholder Servicing” section in Part II of this SAI.

BROKERAGE AND RESEARCH SERVICES

Brokerage Commissions

          The Funds paid the following brokerage commissions for the indicated fiscal periods (amounts in thousands):

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended

	6/30/05	2/28/06	2/28/07

Arizona Municipal Bond Fund
Total Brokerage Commissions	—	—	—
Brokerage Commissions to Affiliated Broker Dealers	—	—	—

Kentucky Municipal Bond Fund
Total Brokerage Commissions	—	—	—
Brokerage Commissions to Affiliated Broker Dealers	—	—	—

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended

	6/30/05	2/28/06	2/28/07

Louisiana Municipal Bond Fund
Total Brokerage Commissions	—	—	—
Brokerage Commissions to Affiliated Broker Dealers	—	—	—

Michigan Municipal Bond Fund
Total Brokerage Commissions	—	—	—
Brokerage Commissions to Affiliated Broker Dealers	—	—	—

Municipal Income Fund

Total Brokerage Commissions	—	—	—
Brokerage Commissions to Affiliated Broker Dealers	—	—	—

Ohio Municipal Bond Fund

Total Brokerage Commissions	—	—	—
Brokerage Commissions to Affiliated Broker Dealers	—	—	—

Short Term Municipal Bond Fund
Total Brokerage Commissions	—	—	—
Brokerage Commissions to Affiliated Broker Dealers	—	—	—

Tax Free Bond Fund
Total Brokerage Commissions	3	6	7
Brokerage Commissions to Affiliated Broker Dealers	—	—	—

West Virginia Municipal Bond Fund
Total Brokerage Commissions	—	—	—
Brokerage Commissions to Affiliated Broker Dealers	—	—	—

^	Amount rounds to less than one thousand.

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended

	8/31/05	2/28/06	2/28/07

California Tax Free Bond Fund
Total Brokerage Commissions	—	—	—
Brokerage Commissions to Affiliated Broker Dealers	—	—	—

Intermediate Tax Free Bond Fund
Total Brokerage Commissions	—	—	—
Brokerage Commissions to Affiliated Broker Dealers	—	—	—

New York Tax Free Bond Fund
Total Brokerage Commissions	—	—	—
Brokerage Commissions to Affiliated Broker Dealers	—	—	—

^	Amount rounds to less than one thousand.

For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.

Broker Research

           During the fiscal year ended February 28, 2007, the Adviser , either JPMIM or JPMIA, allocated brokerage commissions to brokers who provided broker research including third party broker research for the Funds as follows:

FUND NAME	Amount

Arizona Municipal Bond Fund	$ N/A
Kentucky Municipal Bond Fund	N/A
Louisiana Municipal Bond Fund	N/A
Michigan Municipal Bond Fund	N/A
Municipal Income Fund	N/A
Ohio Municipal Bond Fund	N/A
Short Term Municipal Bond Fund	N/A
Tax Free Bond Fund	$ 6,179.60
West Virginia Municipal Bond Fund	N/A
California Tax Free Bond Fund	N/A
Intermediate Tax Free Bond Fund	N/A
New York Tax Free Bond Fund	N/A

Securities of Regular Broker-Dealers

          As of February 28, 2007, the Funds did not own any securities of their broker dealers (or parents).

FINANCIAL INTERMEDIAR IES

Other Cash Compensation

          During the fiscal year ended February 28, 2007, the Funds’ Adviser and JPMDS paid approximately $ 27,501,064.39 by JPMIA and $207,837,155.89 by JPMIM for all of the JPMorgan Funds pursuant to their other cash compensation arrangements. For a more complete discussion, see the “Cash Compensation to Financial Intermediaries” section in Part II of this SAI.

Finder’s Fee Commissions

          Financial Intermediaries who sell $1 million or more of Class A Shares in the aggregate of the JPMorgan Equity Funds, the JPMorgan Specialty Funds, the JPMorgan International Funds, the JPMorgan Investor Funds, the JPMorgan SmartRetirement Funds, and the JPMorgan Fixed Income Funds (collectively “Qualifying Funds”) may receive a finder’s fee.

          With respect to sales of the Short Term Municipal Bond Fund, such fees are paid in accordance with the following schedule:

Amount of Purchases	Finder’s Fees
$1,000,000 - $9,999,999*	0.50%
$10,000,000 or more	0.25%

* If the total sale of Class A Shares of Qualifying Funds is $1,000,000 or more but the amount of the sale applicable to the Short Term Municipal Bond Fund, the Financial Intermediary will receive a Finder’s fee equal to 1.00% of the sale of the Class A Shares of the Short Term Municipal Bond Fund. The Finder’s Fee Schedule for other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.

          With respect to sales of the Funds (other than Short Term Municipal Bond Fund) such fees are paid in accordance with the following schedule:

Amount of Purchases	Finder’s Fees
$1,000,000 – $3,999,999*	0.75%
$4,000,000 — $49,999,999	0.50%
$50,000,000 or more	0.25%

* If the total sale of Class A Shares of Qualifying Funds is $1,000,000 or more but the amount of the sale applicable to a Fund (other than the Short Term Municipal Bond Fund) is less than $1,000,000, the Financial Intermediary will receive a Finder’s fee equal to 0.75% of the sale of the Class A Shares of the Fund (other than the Short Term Municipal Bond Fund). The Finder’s Fee Schedule for other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.

          The Distributor may also pay Financial Intermediaries a commission of up to 1.00% of net sales on sales of Class A Shares to certain defined contribution plans. If such defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date, then the Financial Intermediaries that have received these commissions will be required to reimburse the Distributor up to 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption. JPMDS reserves the right to alter or change the finders’ fee policy on these Plans at any time at its own discretion. If a Plan redeems all of the shares for which a finder’s fee has been paid within 12 months of the purchase date, JPMDS will reclaim the finder’s fee paid to the Financial Intermediary rather than charge a CDSC to the Plan.

          For a more complete discussion, see the “Cash Compensation to Financial Intermediaries” section in Part II of this SAI.

Finder’s Fees Paid By Adviser and Distributor

          During the fiscal year ended February 28, 2007, the Adviser and JPMDS paid approximately $ 2,770,815.39 in finders’ fees.

TAX MATTERS

          The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local authority. Shareholders are advised to consult with their own tax advisors about state and local tax matters. Following is a brief discussion of treatment of exempt-interest dividends by certain states.

          Arizona Taxes. Shareholders of the Arizona Municipal Bond Fund will not be subject to Arizona income taxes on exempt-interest dividends received from the Fund to the extent that such dividends are attributable to interest on tax-exempt obligations of the State of Arizona and its political subdivisions (“Arizona Obligations”). However, interest from Arizona Obligations may be included in federal gross income to the extent that any interest thereon is treated as a preference item for purposes of the alternative minimum tax.

          California Taxes. In general, as long as the California Tax Free Bond Fund continues to qualify as a regulated investment company under the federal Internal Revenue Code, it will incur no California income or franchise tax liability on income and capital gains distributed to shareholders.

          California personal income tax law provides that dividends paid by a regulated investment company, or series thereof, from interest on obligations that would be exempt from California personal income tax if held directly by an individual, are excludable from gross income if such dividends are designated as such exempt-interest dividends in a written notice mailed to shareholders not later than 60 days after the close of the fund’s taxable year. In general, such exempt obligations will include California exempt and U.S. exempt obligations. Moreover, for a fund to qualify to pay such exempt-interest dividends under California law, at least 50% of the value of its assets must consist of such exempt obligations at the close of each quarter of its fiscal year and such fund must be qualified as a regulated investment company. Under California law, exempt-interest dividends (including some dividends paid after the close of the year as described in Section 855 of the Internal Revenue Code) may not exceed the excess of (A) the amount of interest received by the fund which would be tax-exempt interest if the obligations on which the interest was paid were held by an individual over (B) the amount that would be considered expenses related to exempt income and thus would not be deductible.

          Distributions to individual shareholders derived from items other than exempt-interest described above will be subject to California personal income tax. In addition, corporate shareholders should note that dividends will not be exempt from California corporate income or franchise tax.

          California has an alternative minimum tax similar to the federal AMT. However, the California AMT does not include interest from private activity municipal obligations as an item of tax preference. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of a fund will not be deductible for California personal income tax purposes.

          Investors should consult their advisers about other state and local tax consequences of the investment in the fund as well as about any California tax consequences related to any special tax status or considerations applicable to such investors.

          Kentucky Taxes. Under Kentucky law, income distributed to resident shareholders of entities classified as regulated investment companies for federal income tax purposes retains the same character in the hands of the shareholder that it had in the hands of the distributing entity. Accordingly, dividends received from the Kentucky Municipal Bond Fund which are derived from interest on tax-exempt obligations of the Commonwealth of Kentucky, its agencies, and its political subdivisions, or from certain obligations of the United States and its territories, are exempt from Kentucky income tax. Other distributions by the Fund are subject to Kentucky income tax. These other distributions include, but are not limited to, those from net short-term and net long-term capital gains (including such gains on tax-exempt Kentucky municipal securities), interest earned on securities that are merely guaranteed by the federal government or its agencies, the net proceeds of repurchase agreements collateralized by securities issued by the federal government or its agencies, and interest earned on securities issued by any state other then Kentucky.

          Louisiana Taxes. Dividends received by Louisiana residents from the Louisiana Municipal Bond Fund are exempt from Louisiana income tax to the extent that they are derived from interest on the exempt obligations issued by the State of Louisiana or any of its political subdivisions, agencies, municipalities or other instrumentalities. In general, however, other distributions are subject to Louisiana income tax. All income from Fund shares retains its character in the hands of an individual taxpayer. Neither the State nor any of its municipalities may impose property tax on fund shares.

          Michigan Taxes. Distributions received from the Michigan Municipal Bond Fund are exempt from Michigan personal income tax to the extent they are derived from interest on tax-exempt Michigan Municipal Securities, under the current position of the Michigan Department of Treasury. Such distributions, if received in connection with a shareholder’s business activity, may, however, be subject to Michigan single business tax. For Michigan personal income tax and single business tax purposes, Fund distributions attributable to any source other than interest on tax-exempt Michigan Municipal Securities will be fully taxable. The Michigan single business tax has been repealed effective at year end 2007. The effect on the treatment of distributions from the Michigan Municipal Bond Fund of any replacement tax is not determinable as of mid 2007. Fund distributions may be subject to the uniform city income tax imposed by certain Michigan cities.

          New York Taxes. Distributions received from the New York Tax Free Bond Fund are exempt from New York State and New York City personal income tax (but not New York State corporate franchise tax or New York City business tax) to the extent such distributions are derived from interest attributable to obligations of the State of New York or its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam, provided that such dividends constitute exempt-interest dividends under Section 852(b)(5) of the Internal Revenue Code of 1986. If at the close of each quarter at least 50% of the value of the Fund’s assets consist of obligations of the United States and its possessions, dividends paid by the Fund attributable to interest earned by the Fund on such obligations will be exempt from New York personal income tax (but not corporate franchise tax). To the extent that investors are subject to state and local taxes outside of New York State, dividends paid by the Fund may be taxable income for purposes thereof. The Fund’s distributions that are attributable to the obligations of any other state or of a political subdivision of any such other state or are derived from capital gains are generally not exempt from New York State or New York City tax. New York has an alternative minimum tax similar to the federal AMT. However, the New York AMT excludes tax-exempt interest as an item of tax preference. Interest incurred to buy or carry shares of the Fund is not deductible for federal, New York State or New York City personal income tax purposes. Investors should consult their advisers about other state and local tax consequences of the investment in the Fund.

          Ohio Taxes. Distributions from the Ohio Municipal Bond Fund representing interest on obligations held by this Fund which are issued by the State of Ohio, and political or governmental subdivisions thereof as defined in Section 5709.76(D)(10) of the Ohio Revised Code, or nonprofit corporations authorized to issue public securities for or on behalf of Ohio or its political subdivisions or agencies or instrumentalities (“Ohio Obligations”), are exempt from Ohio personal income tax as well as Ohio municipal or school district income taxes. Corporate shareholders that are subject to the Ohio corporation franchise tax may exclude such distributions from the Ohio corporation franchise tax net income base.

          Distributions that are properly attributable to profit on the sale, exchange or other disposition of Ohio Obligations will not be subject to Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Distributions attributable to other sources generally will not be exempt from Ohio personal income tax, municipal or school district income taxes in Ohio or the net income base of the Ohio corporation franchise tax.

          Although the Fund distributions attributable to interest on, and any profit from the sale, exchange or other disposition of, Ohio Obligations are excludable from the net income base of the Ohio corporation franchise tax, the value of all Fund shares must be included in the net worth base of the Ohio corporation franchise tax.

          This discussion of Ohio taxes assumes that the Ohio Municipal Bond Fund will continue to qualify as regulated investment companies under the Internal Revenue Code and that at all times at least 50% of the value of the total assets of the Fund consists of Ohio Obligations or similar obligations of other states or their subdivisions.

          West Virginia Taxes. Shareholders may reduce their West Virginia adjusted gross income (“AGI”) for that portion of the interest or dividends they receive which represents interest or dividends of the West Virginia Municipal Bond Fund on obligations or securities of any authority, commission or instrumentality of West Virginia that is exempt from the West Virginia personal income tax by Federal or West Virginia law. Shareholders may also reduce their West Virginia AGI for that portion of interest or dividends received from the Fund derived from obligations of the United States and from obligations or securities of some authorities, commissions or instrumentalities of the United States.

          However, shareholders cannot reduce their West Virginia AGI for any portion of interest or dividends received from the Fund derived from income on obligations of any state, or political subdivision thereof, other than West Virginia, regardless of any federal law exemption, such as that accorded “exempt-interest dividends;” and they must increase their West Virginia AGI by the amount of such interest or dividend income. Also, a shareholder must increase his or her West Virginia AGI by interest on indebtedness incurred (directly or indirectly) to purchase or hold shares of the Fund to the extent such interest was deductible in determining federal AGI. The sale, exchange, or redemption of Fund shares is subject to the West Virginia income tax to the extent the gain or loss from affects the determination of the shareholder’s Federal AGI.

Capital Loss Carryforwards

          For federal income tax purposes, the following Funds had capital loss carryforwards for the fiscal year ended February 28, 2007 (amounts in thousands):

Fund	Capital Loss Carryforward		Expiration Date

Kentucky Municipal Bond Fund		586	2/29/2008
		91	2/28/2009
	Total	677

Louisiana Municipal Bond Fund		743	2/29/2008
		144	2/29/2012
	Total	887

Michigan Municipal Bond Fund		3,572	2/29/2008
		4,926	2/28/2009
	Total	8,498

Municipal Income Fund		2,710	2/29/2008
		17,833	2/28/2009
		5,336	2/29/2012
		1,582	2/28/2014
	Total	27,461

Ohio Municipal Bond Fund		2,827	2/29/2008
		1,266	2/28/2009
		4	2/28/2010
		14	2/29/2012
	Total	4,111

Short Term Municipal Bond Fund		842	2/29/2012
		704	2/28/2014
		863	2/28/2015
	Total	2,409

West Virginia Municipal Bond Fund		801	2/29/2008
		385	2/28/2009
		2	2/28/2011
		13	2/29/2012
		224	2/28/2013
	Total	1,425

California Tax Free Bond Fund		367	2/28/2015
	Total	367

Intermediate Tax Free Bond Fund		1,095	2/28/2015
	Total	1,095

New York Tax Free Bond Fund		2,291	2/28/2015
	Total	2,291

          To the extent that these capital losses are used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.

PORTFOLIO HOLDINGS DISCLOSURE

          A list of the entities that receive the Funds’ portfolio holdings information, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

All Funds

Vickers Stock Research Corp.	Monthly	30 days after month end
MorningStar Inc.	Monthly	30 days after month end
Lipper, Inc.	Monthly	30 days after month end
Thomson Financial	Monthly	30 days after month end
Bloomberg LP	Monthly	30 days after month end
JPMorgan Private Bank / JPMorgan Private Client Services	Monthly	30 days after month end
The McGraw-Hill Companies, Inc. - Standard & Poor’s	Monthly	30 days after month end

For a more complete discussion, see the “Portfolio Holdings Disclosure” section in Part II of this SAI.

SHARE OWNERSHIP

          Trustees and Officers. As of May 31, 2007, the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.

          Principal Holders. As of May 31, 2007, the following persons owned of record, or were known by the Trusts to own beneficially, 5% or more of the outstanding shares of any class of the Funds included in this SAI:

ARIZONA MUNICIPAL BOND FUND
CLASS A SHARES	NFS LLC FBO MATTHEW T. MARTIN JEANINE MARTIN 23090 W ASH CREEK ROAD WILLCOX AZ 85463-7526	12.92%
	NFS LLC FBO SUPERSTITION SPRINGS ENTERPRISE 6206 E TEST DR MESA AZ 85206-6801	5.84%
	NFS LLC FBO PATRICIA L GOLDMAN TTEE GOLDMAN LIVING TRUST 3500 E LINCOLN DR PHOENIX AZ 85018-1010	5.01%

CLASS B SHARES	NFS LLC FBO MARY F SHEEHAN TOD MARGARET K RIBOTTO 230 W ROSA DR GREEN VALLEY AZ 85614-4342	5.36%

*

The shareholder of record is a subsidiary or affiliate of JPMorgan Chase (a “JPMorgan Affiliate”). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase may be deemed to be a “controlling person” of such shares under the 1940 Act.

          The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

FINANCIAL STATEMENTS

          The financial statements of the Trusts are incorporated by reference to this SAI. The financial statements for the fiscal year ended February 28, 2007 have been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm to the Trusts, as indicated in its reports with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports. These financial statements are available without charge upon request by calling JPMorgan Funds Services at 1-800-480-4111.

JPMorgan Money Market Funds
STATEMENT OF ADDITIONAL INFORMATION
PART I

July 1, 2007

JPMORGAN TRUST I (“JPMT I”)
JPMorgan Prime Money Market Fund (“Prime Money Market Fund”)
JPMorgan Federal Money Market Fund (“Federal Money Market Fund”)
JPMorgan 100% U.S. Treasury Securities Money Market Fund
(“100% U.S. Treasury Securities Money Market Fund”)
JPMorgan Tax Free Money Market Fund (“Tax Free Money Market Fund”)
JPMorgan California Municipal Money Market Fund (“California Municipal Money Market Fund”)
JPMorgan New York Municipal Money Market Fund (“New York Municipal Money Market Fund”)

JPMORGAN TRUST II (“JPMT II”)
JPMorgan Liquid Assets Money Market Fund (the “Liquid Assets Money Market Fund”)
JPMorgan U.S. Government Money Market Fund (the “U.S. Government Money Market Fund”)
JPMorgan U.S. Treasury Plus Money Market Fund (the “U.S. Treasury Plus Money Market Fund”)
JPMorgan Municipal Money Market Fund (the “Municipal Money Market Fund”)
JPMorgan Michigan Municipal Money Market Fund (the “Michigan Municipal Money Market Fund”)
JPMorgan Ohio Municipal Money Market Fund (the “Ohio Municipal Money Market Fund”)

(each a “Fund,” and collectively, the “Money Market Funds” or “Funds”)

This Statement of Additional Information (“SAI”) is not a prospectus but contains additional information which should be read in conjunction with the prospectuses for the Funds dated July 1, 2007, as supplemented from time to time (“Prospectuses”). Additionally, this SAI incorporates by reference the financial statements dated February 28, 2007, included in the annual Shareholder Reports relating to the Funds (“Financial Statements”). The Prospectuses and the Financial Statements, including the Independent Registered Public Accounting Firm’s Reports, are available without charge upon request by contacting JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”), the Funds’ distributor, at P.O. Box 711235, Columbus, OH 43271-1235.

This SAI is divided into two Parts — Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to the Funds and other JPMorgan Funds. For more information about the Funds or the Financial Statements, simply write or call:

Morgan Shares, Class B Shares and Class C Shares:	Agency Shares, Capital Shares, Cash Management, Institutional Class Shares, Investor Shares, Premier Shares, Reserve Shares and E*TRADE Class Shares:

JPMorgan Funds Services	JPMorgan Institutional Funds Service Center
P.O. Box 8528	500 Stanton Christiana Road, 3-OPS3
Boston, MA 02266-8528	Newark, DE 19713

1-800-480-4111	1-800-766-7722

SAI-MMKT-707

PART I

GENERAL	1
The Trusts and the Funds	1
Share Classes	2
Miscellaneous	3
INVESTMENT RESTRICTIONS	4
INVESTMENT PRACTICES	10
DIVERSIFICATION	23
QUALITY DESCRIPTION	24
TRUSTEES	24
Standing Committees	24
Ownership of Securities	24
Trustee Compensation	26
INVESTMENT ADVISER	29
Investment Advisory Fees	29
ADMINISTRATOR	30
Administrator Fees	30
DISTRIBUTOR	31
Compensation Paid to JPMDS	31
SHAREHOLDER SERVICING	33
Shareholder Services Fees	33
BROKERAGE AND RESEARCH SERVICES	35
Broker Research	35
Securities of Regular Broker-Dealers	35
FINANCIAL INTERMEDIARY	37
Other Cash Compensation	37
TAX MATTERS	37
Capital Loss Carryforwards	39
PORTFOLIO HOLDINGS DISCLOSURE	40
SHARE OWNERSHIP	40
Trustees and Officers	40
Principal Holders	41
FINANCIAL STATEMENTS	60

PLEASE SEE PART II OF THIS SAI FOR ITS TABLE OF CONTENTS

GENERAL

The Trusts and the Funds

JPMT I Historical Information

JPMT I is an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004. Each of the Funds which is a series of JPMT I is a successor mutual fund to JPMorgan Funds that were series of J.P. Morgan Mutual Fund Series at the close of business on February 18, 2005 (“Predecessor JPMorgan Funds”). Each of the Predecessor JPMorgan Funds operated as a series of J.P. Morgan Mutual Fund Trust (“JPMMFT” or the “Predecessor JPM Trust”) prior to reorganizing and redomiciling as series of J.P. Morgan Mutual Fund Series (“JPMMFS”) on February 18, 2005.

Shareholders of each of the Predecessor Funds approved an Agreement and Plan of Reorganization and Redomiciliation (“Shell Reorganization Agreements”) between the Predecessor Trust, on behalf of the Predecessor JPMorgan Funds, and JPMMFS, on behalf of its series. Pursuant to the Shell Reorganization Agreements, the Predecessor JPMorgan Funds were reorganized into the corresponding series of JPMMFS effective after the close of business on February 18, 2005 (“Closing Date”).

JPMT II Historical Information

JPMT II is an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004. Each of the Funds which is a series of JPMT II were formerly series of One Group Mutual Funds, a Massachusetts business trust which was formed on May 23, 1985 (“Predecessor OG Funds”). At shareholder meetings held on January 20, 2005 and February 3, 2005, shareholders of One Group Mutual Funds approved the redomiciliation of One Group Mutual Funds as a Delaware statutory trust to be called JPMorgan Trust II. The redomiciliation was effective after the close of business on the closing date.

With respect to events that occurred or payments that were made prior to the Closing Date, any reference to Fund(s) in this SAI prior to the Closing Date refers to the Predecessor JPMorgan Funds and the Predecessor OG Funds (collectively the “Predecessor Funds”).

JPMorgan Funds. After the close of business on February 18, 2005, certain Predecessor JPMorgan Funds and Predecessor OG Funds merged with and into the Funds listed below. The following list identifies the target funds and the surviving funds:

Target Funds	Surviving Funds
One Group Treasury Only Money Market Fund	JPMorgan 100% U.S Treasury Securities Money Market Fund
One Group U.S. Government Securities Money Market Fund; JPMorgan U.S. Government Money Market Fund	One Group Government Money Market Fund now known as JPMorgan U.S. Government Money Market Fund
JPMorgan Liquid Assets Money Market Fund	One Group Prime Money Market Fund now known as JPMorgan Liquid Assets Money Market Fund
JPMorgan Treasury Plus Money Market Fund	One Group U.S. Treasury Securities Money Market Fund now known as JPMorgan U.S. Treasury Plus Money Market Fund

Part I - 1

Fund Names. Prior to February 19, 2005, the following Funds were renamed with the approval of the Board of Trustees:

Former Name	Current Name
One Group Government Money Market Fund	JPMorgan U.S. Government Money Market Fund
One Group Michigan Municipal Money Market Fund	JPMorgan Michigan Municipal Money Market Fund
One Group Municipal Money Market Fund	JPMorgan Municipal Money Market Fund
One Group Ohio Municipal Money Market Fund	JPMorgan Ohio Municipal Money Market Fund
One Group Prime Money Market Fund	JPMorgan Liquid Assets Money Market Fund
One Group U.S. Treasury Securities Money Market Fund	JPMorgan U.S. Treasury Plus Money Market Fund
JPMorgan California Tax Free Money Market Fund	JPMorgan California Municipal Money Market Fund
JPMorgan New York Tax Free Money Market Fund	JPMorgan New York Municipal Money Market Fund

Effective September 10, 2001, the Board of Trustees of JPMMFT approved the re-naming of the following Funds:

Current Name	Former Name
JPMorgan Prime Money Market Fund	JPMorgan Prime Money Market Fund II
JPMorgan Federal Money Market Fund	JPMorgan Federal Money Market Fund II

Effective May 1, 2003, the Predecessor JPM Trust was renamed with the approval of the Board of Trustees to J.P. Morgan Mutual Fund Trust from Mutual Fund Trust.

Share Classes

The Trustees of the Funds have authorized the issuance and sale of the following classes of shares of the Funds:

Fund	Capital	Institutional Class	Agency	Premier	Investor	Morgan	Reserve	Class B	Class C	Cash Management	Service	E*TradeClass
Prime Money Market Fund	X	X	X	X		X	X	X	X	X
Liquid Assets Money Market Fund	X	X	X	X	X1	X	X2	X	X		X
U.S. Government Money Market Fund	X3	X	X3	X3		X	X2				X
U.S. Treasury Plus Money Market Fund		X	X	X	X1	X	X2	X	X
Federal Money Market Fund		X	X	X		X	X
100% U.S. Treasury Securities Money Market Fund	X	X	X	X		X	X
Tax Free Money Market Fund		X	X	X		X	X
Municipal Money Market Fund		X	X	X4		X	X2				X	X5

Part I - 2

Fund	Capital	Institutional Class	Agency	Premier	Investor	Morgan	Reserve	Class B	Class C	Cash Management	Service	E*TradeClass
California Municipal Money Market Fund						X						X5
Michigan Municipal Money Market Fund				X4		X	X2
New York Municipal Money Market Fund						X	X					X5
Ohio Municipal Money Market Fund				X4		X	X2

1	Effective February 19, 2005, Class I Shares of these Funds were redesignated Investor Shares.

2	Effective February 19, 2005, the Class A Shares of these Funds were redesignated Reserve Shares. Shareholders who were not utilizing sweep services as of Feburary 18, 2005 automatically exchanged their Reserve Shares for Morgan Shares.

3	Effective February 19, 2005, Class I Shares, Administrative Class Shares, and Class S Shares of this Fund were redesignated Capital Shares, Agency Shares, and Premier Shares, respectively.

4	Effective February 19, 2005, Class I Shares of these Funds were redesignated Premier Shares.

5	E*TRADE Class Shares are available only to clients of E*TRADE Securities, LLC.

The shares of the Funds are collectively referred to in this SAI as the “Shares.”

Much of the information contained herein expands upon subjects discussed in the Prospectuses for the respective Funds. No investment in a particular class of Shares of a Fund should be made without first reading that Fund’s Prospectus.

Miscellaneous

This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund’s current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds’ executive offices are located at 245 Park Avenue, New York, NY 10167.

This SAI is divided into two Parts — Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to the Funds and other series representing separate investment funds or portfolios of JPMT I, JPMT II, J.P. Morgan Mutual Fund Group (“JPMMFG”), J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), and J.P. Morgan Fleming Mutual Fund Group (“JPMFMFG”) (each a “JPMorgan Fund”, and together with the Funds, the “JPMorgan Funds”). Throughout this SAI, JPMT I, JPMT II, JPMMFG, JPMMFIT and JPMFMFG are each referred to as a “Trust” and collectively, as the “Trusts.” Each Trust’s Board of Trustees, or Board of Directors in the case of JPMFMFG, is referred to herein as the “Board of Trustees,” and each trustee or director is referred to as a “Trustee.”

The Funds which are series of JPMT I are advised by J.P. Morgan Investment Management Inc. (“JPMIM”). The Funds which are series of JPMT II are advised by JPMorgan Investment Advisors Inc.

Part I - 3

(“JPMIA”, formerly known as Banc One Investment Advisors Corporation). Certain other of the JPMorgan Funds are advised by Security Capital Research & Management, Incorporated (“SC-R&M”), and/or subadvised by JF International Management Inc. (“JFIMI”) or Highbridge Capital Management, LLC (“HCM”). JPMIM, JPMIA, SC-R&M, JFIMI and HCM are also referred to herein as the “Advisers” and, individually, as the “Adviser.” JFIMI and HCM are also referred to herein as the “Sub-Advisers” and, individually, as the “Sub-Adviser.”

Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the respective Trust with respect to the applicable Funds. The investment restrictions listed below under the heading “Fundamental Investment Restrictions” are “fundamental” policies which, under the Investment Company Act of 1940, as amended (the “1940 Act”), may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as such term is defined in “Additional Information” in Part II of this SAI. All other investment policies of the Fund (including the investment objectives of the JPMT I Funds) are non-fundamental, unless otherwise designated in the Prospectus or herein, and may be changed by the Trustees of the Fund without shareholder approval.

The percentage limitations contained in the restrictions below apply at the time of purchase of the securities. If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

For purposes of fundamental investment restrictions regarding industry concentration, an Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the U.S. Securities and Exchange Commission (“SEC”) or other sources. In the absence of such classification or if an Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, an Adviser may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents

Investment Restrictions of Funds that Are Series of JPMT I

Fundamental Investment Restrictions. Each Fund:

(1)	May not borrow money, except to the extent permitted by applicable law;

(2)	May make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law;

Part I - 4

(3)	May not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, (i) the Money Market Funds may invest more than 25% of their total assets in obligations issued by banks, including U.S. banks; and (ii) the Municipal Funds may invest more than 25% of their respective assets in municipal obligations secured by bank letters of credit or guarantees, including Participation Certificates;

(4)	May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

(5)	May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

(6)	May not issue any senior security (as defined in the 1940 Act), except that (a) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to a Fund’s permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

(7)	May not underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the 1933 Act in selling a portfolio security.

In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, a Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (2) above, loan participators are considered to be debt instruments.

For purposes of investment restriction (5) above, real estate includes real estate limited partnerships. For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an “industry.” Investment restriction (3) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of any “industry.” Supranational organizations are collectively considered to be members of a single “industry” for purposes of restriction (3) above.

For the Tax Free Money Market Fund, California Municipal Money Market Fund and New York Municipal Money Market Fund, the following 80% investment policy for each Fund is fundamental and may not be changed without shareholder approval:

(1)	The Tax Free Money Market Fund will invest at least 80% of the value of its Assets in municipal obligations. “Assets” means net assets, plus the amount of borrowings for investment purposes.

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(2)	The California Municipal Money Market Fund normally invests at least 80% of the value of its Assets in municipal obligations, the interest on which is excluded from gross income for federal income tax purposes, exempt from California personal income taxes and is not subject to the federal alternative minimum tax on individuals. “Assets” means net assets, plus the amount of borrowings for investment purposes.

(3)	The New York Municipal Money Market Fund normally invests at least 80% of the value of its Assets in municipal obligations, the interest on which is excluded from gross income for federal income tax purposes, exempt from New York State and New York City personal income taxes and is not subject to the federal alternative minimum tax on individuals. “Assets” means net assets, plus the amount of borrowings for investment purposes.

Non-Fundamental Investment Restrictions.

(1)	Each Fund may not, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities).

(2)	Each Fund may not make short sales of securities, other than short sales “against the box,” or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. The Funds have no current intention of making short sales against the box.

(3)	Each Fund may not purchase or sell interests in oil, gas or mineral leases.

(4)	Each Fund may not invest more than 10% of its net assets in illiquid securities.

(5)	Each Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund’s permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

(6)	Each Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

(7)	Each Fund may not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

For purposes of investment restriction (4) above, illiquid securities includes securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees.

The investment objective of each JPMT I Fund is non-fundamental.

For purposes of the Funds’ investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal.

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Investment Restrictions of Funds that are Series of JPMT II

Fundamental Investment Restrictions

Each of the Funds may not:

Purchase the securities of any issuer, if as a result, the Fund would not comply with any applicable diversification requirements for a money market fund under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(1)	Purchase securities on margin or sell securities short.

(2)	Underwrite the securities of other issuers except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities.”

(3)	Purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or operate as a commodity pool, in each case as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(4)	Purchase participation or other direct interests in oil, gas or mineral exploration or development programs (although investments by all Funds other than the U.S. Treasury Plus Money Market Fund, and the U.S. Government Money Market Fund in marketable securities of companies engaged in such activities are not hereby precluded).

(5)	Borrow money, except to the extent permitted under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(6)	Purchase securities of other investment companies except as permitted by the 1940 Act and rules, regulations and applicable exemptive relief thereunder.

(7)	Issue senior securities except with respect to any permissible borrowings.

(8)	Purchase or sell real estate (however, the U.S. Government Money Market Fund may, to the extent appropriate to its investment objective, purchase securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein).

Each of the Funds other than the U.S. Government Money Market Fund may not:

(1)	Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. With respect to the Liquid Assets Money Market Fund, (i) this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, domestic bank certificates of deposit or bankers’ acceptances and repurchase agreements involving such securities; (ii) this limitation does not apply to securities issued by companies in the financial services industry; (iii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (iv) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry.) With respect to the Liquid Assets Money Market Fund, the Ohio Municipal Money Market Fund, the Michigan Municipal Money Market Fund, and the Municipal Money Market Fund, this limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities; and further provided, that for the purposes of this limitation only, private

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activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Ohio Municipal Securities for purposes of the Ohio Municipal Money Market Fund, nor Municipal Securities for purposes of the Liquid Assets Money Market Fund and the Municipal Money Market Fund.

With respect to the Municipal Money Market Fund, the Michigan Municipal Money Market Fund, and the Ohio Municipal Money Market Fund, (i) this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, domestic bank certificates of deposit or bankers’ acceptances and repurchase agreements involving such securities or municipal obligations secured by bank letters of credit or guarantees, including Participation Certificates; (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing activities of their parents; and (iii) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry). With respect to the U.S. Treasury Plus Money Market Fund, this limitation does not apply to U.S. Treasury bills, notes and other U.S. obligations issued or guaranteed by the U.S. Treasury, and repurchase agreements collateralized by such obligations.

(2)	Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the Prospectuses and the Statement of Additional Information; and (iv) make loans to the extent permitted by an order issued by the SEC.

Under normal market circumstances, at least 80% of the assets of the Municipal Money Market Fund, the Ohio Municipal Money Market Fund, and the Michigan Municipal Money Market Fund will be invested in Municipal Securities. As a result, the following fundamental policies apply to each of the Municipal Funds:

(1)	The Municipal Money Market Fund will invest at least 80% of its total assets in municipal securities, the income from which is exempt from federal personal income tax.

(2)	The Municipal Money Market Fund will invest at least 80% of its net assets in municipal securities, the income from which is exempt from federal personal income tax. For purposes of this policy, the Municipal Money Market Fund’s net assets include borrowings by the Fund for investment purposes.

(3)	The Michigan Municipal Money Market Fund will invest at least 80% of its assets in municipal securities, the income from which is exempt from both federal and Michigan personal income tax.

(4)	The Ohio Municipal Money Market Fund will invest at least 80% of its assets in municipal securities, the income from which is exempt from both federal and Ohio personal income tax.

The U.S. Treasury Plus Money Market Fund may not:

(1)	Purchase securities other than U.S. Treasury bills, notes and other U.S. obligations issued or guaranteed by the U.S. Treasury, and repurchase agreements collateralized by such obligations.

The U.S. Government Money Market Fund may not:

(1)	Purchase securities other than those issued or guaranteed by the U.S. government or its agencies or instrumentalities, some of which may be subject to repurchase agreements.

(2)	Purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in

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the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities.

(3)	Make loans, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the Prospectus and Statement of Additional Information; and (iv) make loans to the extent permitted by an order issued by the SEC.

The U.S. Treasury Plus Money Market Fund and the U.S. Government Money Market Fund may not:

(1)	Buy state, municipal, or private activity bonds.

The investment objective of each JPMT II Fund is fundamental.

Non-Fundamental Investment Restrictions

The following policy applies to the Funds:

For purposes of the Fund’s diversification policy, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a non-governmental user, such user would be considered the issuer. Select municipal issues backed by guarantees or letters of credit by banks, insurance companies or other financial institutions may be categorized in the industries of the firm providing the guarantee or letters of credit.

No Fund may:

(1)	Invest in illiquid securities in an amount exceeding, in the aggregate, 10% of the Fund’s net assets. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. (This restriction is fundamental with respect to the Ohio Municipal Money Market Fund.)

(2)	Acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Additionally, although not a matter controlled by their fundamental investment restrictions, so long as their shares are registered under the securities laws of the State of Texas, the Liquid Assets Money Market Fund and the Ohio Municipal Money Market Fund will: (i) limit their investments in other investment companies to no more than 10% of each Fund’s total assets; (ii) invest only in other investment companies with substantially similar investment objectives; and (iii) invest only in other investment companies with charges and fees substantially similar to those set forth in paragraph (3) and (4) of Section 123.3 of the Texas State Statute, not to exceed 0.25% in Rule 12b-1 fees and no other commission or other remuneration is paid or given directly or indirectly for soliciting any security holder in Texas.

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INVESTMENT PRACTICES

The Funds invest in a variety of securities and employ a number of investment techniques. What follows is a list of some of the securities and techniques which may be utilized by the Funds. For a more complete discussion, see the “Investment Strategies and Policies” section in Part II of this SAI.

Fund Name	Fund Code
Prime Money Market Fund	1
Liquid Assets Money Market Fund	2
U.S. Government Money Market Fund	3
U.S. Treasury Plus Money Market Fund	4
Federal Money Market Fund	5
100% U.S. Treasury Securities Money Market Fund	6
Tax Free Money Market Fund	7
Municipal Money Market Fund	8
California Municipal Money Market Fund	9
Michigan Municipal Money Market Fund	10
New York Municipal Money Market Fund	11
Ohio Municipal Money Market Fund	12

Instrument	Fund Code	Part II Section Reference
Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or other assets.
	1, 2, 7-12	Asset-Backed Securities
Bank Obligations: Bank obligations consist of bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.
	1, 2, 7-12	Bank Obligations
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from overnight to nine months.	1, 2, 7-12	Commercial Paper
Corporate Debt Securities: Corporate debt securities may include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	1,2	Debt Instruments
Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.
	1, 2, 7-12	Demand Features

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Instrument	Fund Code	Part II Section Reference
Extendable Commercial Notes: Variable rate notes which normally mature within a short period of time (e.g., one month) but which may be extended by the issuer for a maximum maturity of thirteen months.
	1, 2, 7-12	Debt Instruments
Foreign Investments: Commercial paper of foreign issuers and obligations of foreign banks, overseas branches of U.S. banks and supranational entities.	1, 2, 7-12	Foreign Investments (including Foreign Currencies)
Interfund Lending: Interfund lending involves lending money and borrowing money for temporary purposes through a credit facility.	1-12	Miscellaneous Investment Strategies and Risks
Investment Company Securities: Shares of other investment companies, including money market funds for which the Adviser or its affiliates serve as investment adviser.	1-3, 5, 7-12	Investment Company Securities and Exchange Traded Funds
Loan Participations and Assignments: Participations in, or assignments of all or a portion of loans to corporations or to governments.	2, 7-12	Loan Participations and Assignments
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans.	1-3, 5, 7-12	Mortgage-Related Securities
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include private activity bonds and industrial development bonds, as well as General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.
	1, 2, 7-12	Municipal Securities
Participation Certificates: Certificates representing an interest in a pool of funds or in other instruments, such as a mortgage pool.	1, 2, 7-12	Additional Information on the Use of Participation Certificates in Part I of the SAI
Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.
	1, 2, 7-12	Miscellaneous Investment Strategies and Risks
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1-4, 7-12	Repurchase Agreements

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Instrument	Fund Code	Part II Section Reference
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.	1, 2, 4,7-12	Reverse Repurchase Agreements
Securities Lending: The lending of up to 33 1/3% of a Fund’s total assets. In return, a Fund will receive cash, other securities, and/or letters of credit (if permitted by the Fund’s investment strategies) as collateral.
	2, 3, 6	Securities Lending
Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	1, 2, 7-12	Short-Term Funding Agreements
Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government, or its agencies, authorities or political subdivisions.	1, 2	Foreign Investments (including Foreign Currencies)
Structured Investments: A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.
	1-3, 5, 7-12	Structured Investments
Synthetic Floating or Variable Rate Instruments: Synthetic floating or variable rate instruments generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on a bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.
	1, 2, 7-12	Synthetic Variable Rate Instruments
Treasury Receipts: A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).
	1, 2, 7-12	Treasury Receipts
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, including funding notes, subordinated benchmark notes, collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduits (“REMICs”).
	1-3, 5, 7-12	Mortgage-Related Securities

Part I - 12

Instrument	Fund Code	Part II Section Reference
U.S. Government Obligations: U.S. government obligations may include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupons Under Book Entry Safekeeping (“CUBES”).
	1-12	U.S. Government Obligations
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to a Fund on demand or at the expiration of a specified term.
	1-3, 5, 7-12	Debt Instruments
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1-12	When-Issued Securities, Delayed Delivery Securities and Forward Commitments

ADDITIONAL INFORMATION REGARDING FUND INVESTMENT PRACTICES

Additional U.S. Government Obligations

The Federal Money Market Fund generally limits its investment in agency and instrumentality obligations to obligations the interest on which is generally not subject to state and local income taxes by reason of federal law.

Limitations on the Use of Municipal Securities

Some of the JPMTI Funds may invest in industrial development bonds that are backed only by the assets and revenues of of the non-governmental issuers such as hospitals and airports, provided, however, that each Fund may not invest more than 25% of the value of its total assets in such bonds if the issuers are in the same industry.

The Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund may not be a desirable investment for “substantial users” of facilities financed by private activity bonds or industrial development bonds or for “related persons” of substantial users. Each Fund will limit its investment in municipal leases to no more than 5% of its total assets.

Limitations on the Use of Stand-By Commitments

Not more than 10% of the total assets of a JPMTI Money Market Fund will be invested in municipal obligations that are subject to stand-by commitments from the same bank or broker-dealer. A JPMTII Money Market Fund will generally limit its investments in stand-by commitments to 25% of its total assets.

Part I - 13

Additional Information on the Use of Participation Certificates

The securities in which certain of the Funds may invest include participation certificates issued by a bank, insurance company or other financial institution in securities owned by such institutions or affiliated organizations (“Participation Certificates”), and, in the case of the Prime Money Market Fund and Liquid Assets Money Market Fund, certificates of indebtedness or safekeeping. Participation Certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. A Participation Certificate gives a Fund an undivided interest in the security in the proportion that the Fund’s participation interest bears to the total principal amount of the security and generally provides the demand feature described below.

Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Trustees of the Trust has determined meets the prescribed quality standards for a particular Fund.

A Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Fund’s participation interest in the security, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the Participation Certificate bear the cost of any such insurance, although a Fund may retain the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund’s ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank’s obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

Limitations on the Use of Repurchase Agreements

The Funds that are permitted to invest in repurchase agreements (other than the Liquid Assets Money Market Fund and Prime Money Market Fund) may engage only in repurchase agreement transactions that are collatereralized fully as defined in Rule 5b-3 of the 1940 Act, which has the effect of enabling the Funds to look to the collateral, rather than the counterparty, for determining whether its assets are “diversified” for 1940 Act purposes. The Liquid Assets Money Market Fund and Prime Money Market Fund may also engage in repurchase agreement transactions that are collateralized by money market instruments or corporate debt securities that, at the time the transaction is entered into, are rated at least investment grade by the requisite NRSROs. For these repurchase agreement transactions, the Liquid Assets Money Market Fund and Prime Money Market Fund would look to the counterparty, and not the collateral, for determining such diversification.

Additional Information on the Use of Synthetic or Floating Variable Rate Instruments

A synthetic floating or variable rate security, also known as a tender option bond, is issued after long-term bonds are purchased in the secondary market and then deposited into a trust. Custodial receipts are issued to investors, such as a Fund, evidencing ownership interests in the bond deposited in a custody or trust arrangement. The trust sets a floating or variable rate on a daily or weekly basis which is

Part I - 14

established through a remarketing agent. These types of instruments, to be money market eligible under Rule 2a-7, must have a liquidity facility in place which provides additional comfort to the investors in case the remarketing fails. The sponsor of the trust keeps the difference between the rate on the long-term bond and the rate on the short-term floating or variable rate security.

Limitations on the Use of When-Issued Securities and Forward Commitments

No Fund intends to purchase “when-issued’ securities for speculative purposes but only for the purpose of acquiring portfolio securities. Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of its Investment Adviser to manage the Fund might be affected in the event its commitments to purchase when-issued securities ever exceeded 40% of the value of its assets. Commitments to purchase when-issued securities will not, under normal market conditions, exceed 25% of a JPMT II Fund’s total assets.

Additional Information Regarding California Municipal Securities

Under normal circumstances, the California Municipal Money Market Fund invests at least 80% of its total assets in municipal securities. For purposes of this policy, ”California municipal bonds“ has the same meaning as ”California Municipal Securities,“ which are obligations of any duration (or maturity) issued by California, its political subdivisions and their agencies, authorities and instrumentalities and any other obligations, the interest from which is exempt from California personal income tax. The interest from many but not all California Municipal Securities is also exempt from federal income tax. The California Municipal Money Market Fund may also invest in debt obligations of state and municipal issuers outside of California. In general, the interest on such securities is exempt from federal income tax but subject to California income tax. A portion of the Fund’s distributions from interest on California Municipal Securities and other municipal securities in which the California Municipal Money Market Fund invests may under certain circumstances be subject to federal alternative minimum tax. See ”Tax Matters.“

Risk Factors Affecting California Municipal Securities. The California Municipal Money Market Fund intends to invest a high proportion of its assets in municipal obligations in California municipal securities. As a result, the Fund is subject to the risks associated with California municipal securities. Payment of interest and preservation of principal is dependent upon the continuing ability of California issuers and/or obligors of California Municipal Securities to meet their obligations thereunder.

With a gross state product of approximately $1.5 trillion, California’s economy is the largest state economy in the United States. In addition to its size, California’s economy is diverse, with no industry sector accounting for more than one-quarter of the State’s output. While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, entertainment, real estate and financial services, and may be sensitive to economic factors affecting those industries. One example of such potential sensitivity occurred from mid-1990 to late 1993, when the State suffered a recession. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected, particularly in Southern California. More recently, reflective of the nationwide economic slowdown, the high technology sector of the State’s economy entered a cyclical downturn.

A series of reports after the start of the 2001-02 Fiscal Year indicated that both the national and the State economies entered a recession starting in 2001. In California, the impact was particularly felt in the high technology sector centered in the Bay Area/Silicon Valley, in the construction sector and in exports. The tragic events of September 11, 2001 exacerbated the impact of the weakened economy, especially on tourism-related industries and locations. Since the latter half of 2003, California’s economy has been improving. Modest job growth continued throughout 2005. California non-farm payroll employment was about 1.5 percent higher in the first 11 months of 2005 than in the first 11 months of 2004. California non-farm payroll employment is projected to be 1.3 percent higher in 2006 than in 2005.

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The unemployment rate in the state dropped from an average of 6.3 percent in the first 11 months of 2004 to 5.4 percent in the first 11 months of 2005. In 2004, the Bay Area began to gain jobs for the first time in almost four years. In 2005, the Bay Area’s job growth was at almost the same level as that in Southern California. According to the State, total personal income was up 6.2 percent from a year earlier in the first three quarters of 2005, slightly lower than its 6.6 percent growth in 2004.

Some local governments in California have experienced notable financial difficulties, including Los Angeles County and Orange County, and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent.

Since mid-2000, California has experienced difficulties with the supply and price of electricity and natural gas in much of the State, which are likely to continue for several years. California’s difficulties with energy supplies could pose serious risks to the State’s economy. The State instituted rolling electricity blackouts in 2001 and remains braced for anticipated energy shortages as well as increased energy costs. Former Governor Gray Davis directed the Department of Water Resources (”DWR“) to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the ”Power Supply Program“). The Power Supply Program was also implemented under legislation enacted in 2001 (the ”Power Supply Act“) and by orders of the California Public Utilities Commission (”CPUC“). The Power Supply Act provided that the State funds advanced for energy purchases would be repaid by the issuance of revenue bonds, to be financed through ratepayer revenue in future years.

Under the Power Supply Act, the DWR has the sole authority to determine and present to the CPUC its revenue requirements, although they must be just and reasonable. The CPUC is required to set electric rates at a level sufficient to meet the DWR’s revenue requirements, which include the cost of debt service and the cost of the State’s power purchaser program. Effective January 1, 2003, the DWR no longer purchases power, except power provided under the terms of its existing contracts. However, the DWR retains the legal and financial responsibility for the existing contracts until such time as there is complete assignment of the contracts and release of DWR. The severity and long-term impact of energy supply problems on the State’s economy is difficult to predict, but any future significant interruptions in energy supply or rate increases could adversely affect California’s economy. Governor Arnold Schwarzenegger, who replaced Gray Davis as governor following the successful recall effort in 2003, has pushed to allow large-scale power users to obtain competitive rates through direct access to power producers.

In March 2004, voters approved Proposition 57, the California Economic Recovery Bond Act, authorizing the issuance of up to $15 billion in bonds to finance the State’s negative General Fund balance (”ERBs“). Under the Act, the State will not be permitted to use more than $15 billion of net proceeds of any bonds issued to address the inherited debt. The ERBs replace the previously authorized ”Fiscal Recovery Bonds.“

The repayment of the ERBs will be secured by a pledge of revenues from an increase in the State’s share of the sales and use tax of 0.25 percent starting July 1, 2004, which will be deposited in the Fiscal Recovery Fund. Local governments’ shares of the sales and use tax will be decreased by a commensurate amount. The new sales and use tax rates will automatically revert to current levels as soon as the ERBs are repaid. The repayment of the ERBs may be accelerated with transfers from the State’s Budget Stabilization Fund, as specified in the Balanced Budget Amendment. In the event the dedicated revenue falls short, the State also would pledge its full faith and credit by using General Fund revenues to repay the debt service. As of March 1, 2006 California’s outstanding debt totals approximately $47.8 billion. This outstanding debt includes $35.6 billion of outstanding state general obligation bonds and approximately $12.2 billion payable from other revenue sources, including $10.9 billion in ERBs. Fitch Ratings considers California’s debt levels to be ”moderate“ with respect to outstanding general obligation bonds.

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Also in March 2004, voters approved Proposition 58, which amended the California State Constitution to require balanced budgets in the future. It also requires the State to contribute to a special reserve, the Budget Stabilization Account, of 1 percent of revenues in 2006-07, 2 percent in 2007-08, and 3 percent in subsequent years. This special reserve will be used to repay the ERBs and provide a ”rainy-day“ fund for future economic downturns or natural disasters. The amendment allows the Governor to declare a fiscal emergency whenever he or she determines that General Fund revenues will decline below budgeted expenditures, or expenditures will increase substantially above available resources. Finally, it requires the State legislature to take action on legislation proposed by the Governor to address fiscal emergencies. The 2006-07 Governor’s Budget proposes to transfer $920 million to the Budget Stabilization Account, of which $460 million will be used to retire ERBs.

In November, 2004, voters approved Proposition 60A, which dedicates proceeds from sale of surplus property purchased with General Fund monies to payment of principal and interest on ERB’s approved in March 2004 by Proposition 57. This will likely accelerate repayment, by a few months, of these bonds.

On July 11, 2005, Governor Schwarzenegger signed the 2005-06 Budget. In the face of increasing revenues, this balanced budget proposal provides for a 7.5% increase in General Fund spending over the previous year. This proposal attempts to close a budget gap of over $9 billion.

On January 10, 2006, the 2006-97 Governor’s Budget was released. It estimates the operating deficit for 2006-07 will be $6.3 billion. About $1.6 billion of this gap, however, is based on prepayments and scheduled payments from the General Fund to other funds and sources, which were used to balance earlier budgets, leaving what the Administration termed as an ”effective operating deficit“ of about $4.7 million. The 2006-07 proposed budget projects to end fiscal year 2006-07 with a $613 million total reserve. General Fund expenditures for fiscal year 2006-07 are projected at $97.9 billion, an increase of $7.6 billion, or 8.4 percent, compared with revised estimates for 2005-06.

As of July 14, 2005, California’s general obligation bonds have been assigned ratings of A, A2, and A by S&P, Moody’s and Fitch, respectively. Moody’s upgraded California’s rating in July 2005, citing an established trend of recovery in California’s economy and improved financial outlook. Fitch has upgraded its previous negative outlook regarding California’s bonds because of its improved economic and revenue performance. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of California Municipal Obligations.

Revenue bonds represent both obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by such revenue bonds, are liable. Such enterprises and projects include transportation projects, various public works and exposition projects, educational facilities (including the California State University and University of California systems), housing, health facilities, and pollution control facilities.

The State is party to numerous legal proceedings, many of which normally occur in governmental operations and which, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources.

Constitutional and statutory amendments as well as budget developments may affect the ability of California issuers to pay interest and principal on their obligations. The overall effect may depend upon whether a particular California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

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Additional Information Regarding Michigan Municipal Securities

As used in this SAI, the term ”Michigan Municipal Securities“ refers to municipal securities, the income from which is exempt from both federal and Michigan personal income tax.

Risk Factors Regarding Michigan Municipal Securities. The State of Michigan’s economy is principally dependent on manufacturing (particularly automobiles, office equipment and other durable goods), tourism and agriculture, and historically has been highly cyclical.

While the national economy has shown strength since the 2001 — 2003 economic downturn, the Michigan economy continues to lag that of the nation as a whole. The State’s dependence on manufacturing, particularly the manufacturing of automobiles and automobile parts, in the context of reduced market share for Michigan-based companies, has led to the loss of approximately 325,000 jobs in the State in the period 2000 — 2006. This has had a significant adverse impact on Michigan’s economy and upon the revenue of the State and its political subdivisions. At December 2006, the unemployment rate in Michigan was an estimated 6.8% as compared with the year 2005 rate of 6.7%. In calendar 2006, overall personal income in Michigan is estimated to have increased by 3.5% on a year-to-year basis.

The decline in the Michigan economy had the effect of requiring the State to make significant adjustments in expenditures and to seek additional revenue sources. This process continued throughout the period 2001 through early 2007. Among other means of supporting expenditures for State programs, the State’s Counter-Cyclical Budget and Economic Stabilization Fund, a reserve fund designed for times of economic decline, which exceeded $1.2 billion as of September 30, 2000, has been substantially expended.

Among the budget uncertainties facing Michigan during the next several years are whether the school finance reform package presently in force will provide adequate revenues to fund kindergarten through twelfth grade education in the future, whether international business conditions or monetary or financial crises will adversely affect Michigan’s economy, particularly automobile production, the uncertainties presented by proposed changes in Federal aid policies for state and local governments, and the need for adopting new tax statues to replace the Michigan single business tax, which has been repealed effective at year end 2007.

The Michigan Constitution limits the amount of total state revenues that can be raised from taxes and certain other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of state personal income in the prior calendar year or the average of the prior three calendar years, whichever is greater, and this fixed percentage equals the percentage of the 1978-79 fiscal year state government revenues to total calendar 1977 state personal income (which was 9.49%).

The Michigan Constitution also provides that the proportion of state spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. Michigan originally determined that portion to be 41.6%. If such spending does not meet the required level in a given year, an additional appropriation for local government units is required by the following fiscal year; which means the year following the determinations of the shortfall, according to an opinion issued by the state’s Attorney General. Spending for local units met this requirement for fiscal years 1986-87 through 1991-92. As the result of litigation, Michigan agreed to reclassify certain expenditures, beginning with fiscal year 1992-93, and has recalculated the required percentage of spending paid to local government units to be 48.97%.

The Michigan Constitution limits state general obligation debt to (i) short term debt for state operating purposes, (ii) short and long term debt for the purpose of making loans to school districts, and (iii) long term debt for voter-approved purposes.

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Constitutional changes in 1994 shifted significant portions of the cost of local school operations from local school districts to the State and raised additional State revenues to fund these additional expenses. These additional revenues will be included within the State’s constitutional revenue limitations and impact Michigan’s ability to increase revenues and continue expenditures for services at present levels.

Michigan has issued and has outstanding general obligation full faith and credit bonds for Water Resources, the Environmental Protection Program, the Recreation Program and School Loan purposes. As of September 30, 2006, the state had approximately $1.8 billion of general obligation bonds outstanding.

Michigan may issue notes or bonds without voter approval for the purposes of making loans to school districts. The proceeds of such notes or bonds are deposited in the School Bond Loan Fund maintained by the State Treasurer and used to make loans to school districts for payment of debt on qualified general obligation bonds issued by local school districts.

Michigan is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the state, substantially affect state programs or finances. These lawsuits involve programs generally in the areas of corrections, tax collection, commerce, and proceedings involving budgetary reductions to school districts and governmental units, and court funding.

The State Constitution also limits the extent to which municipalities or political subdivisions may levy taxes upon real and personal property through a process that regulates assessments.

In 1994, Michigan voters approved a comprehensive property tax and school finance reform measure commonly known as Proposal A. Under Proposal A, as approved and implemented, effective May 1, 1994, the state’s sales and use tax increased from 4% to 6%, the state income tax decreased from 4.6% to 4.4% (since reduced to 3.9%), and other new or increased taxes were imposed, including those on tobacco products and real estate transfers. In addition, beginning in 1994, a new State property tax of 6 mills began to be imposed on all real and personal property currently subject to the general property tax. All local school boards are authorized, with voter approval, to levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes on non-homestead property and non-qualified agricultural property.

Proposal A as implemented contains additional provisions regarding the ability of local school districts to levy taxes, as well as a limit on assessment increases for each parcel of property, beginning in 1995. Such increases for each parcel of property are limited to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value will revert to the current assessment level of 50% of true cash value. Under Proposal A, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund. Proposal A and its implementing legislation shifted significant portions of the cost of local school operations from local school districts to Michigan and raised additional state revenues to fund these additional state expenses. These additional revenues will be included within Michigan’s constitutional revenue limitations and impact Michigan’s ability to raise additional revenues in the future.

A state economy during a continued recessionary cycle also, as a separate matter, adversely affects the capacity of users of facilities constructed or acquired through the proceeds of private activity bonds or other ”revenue“ securities to make periodic payments for the use of those facilities.

Additional Information Regarding New York Municipal Securities

As used in this SAI, the term ”New York Municipal Securities“ refers to municipal securities, the income from which is exempt from federal, New York and New York City personal income tax.

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Risk Factors Regarding Investments in New York Municipal Securities. The events of September 11, 2001 had a significant impact upon the New York State economy and more directly on that of New York City. Prior to September 11, the nation’s and the State’s economies had been weakening, and the loss of over seventy thousand jobs in New York City as a direct result of September 11 produced material budgetary pressures, including increased budget gaps for New York City and reductions to the State surpluses.

New York State has historically been one of the wealthiest states in the nation, maintaining the second largest state economy in the United States. The State’s economy is diverse with a comparatively large share of the nation’s financial activities, information, education and health services employment, and a very small share of the nation’s farming and mining activity. Travel and tourism constitute important parts of the economy. For decades, however, the State’s economy grew more slowly than that of the nation as a whole, gradually eroding the State’s relative economic affluence, as urban centers lost the more affluent to the suburbs and people and businesses migrated to the South and the West. While the growth of New York State’s economy has equaled or exceeded national trends, the events of September 11 and the corporate governance scandals resulted in a much sharper downturn than the rest of the nation.

Consistent with the recent national economic slowdown, the New York State economy is slowing as well. State private sector employment growth is projected to fall from 1.0 percent in 2006 to 0.8 percent for 2007. The State’s business cycles coincide with those of the nation. Outside New York City the economy has slowed significantly. New York State personal income growth is projected to slow from 6.8 percent in 2006 to 5.6 percent in 2007, with growth in its largest component, wages and salaries, slowing from 7.5 percent in 2006 to 5.7 percent in 2007. Among the major factors slowing the economy, in additional those affecting the U.S. economy, are (i) the New York economy may be particularly sensitive to the effects of the Federal Reserve’s past interest rate increases; (ii) production cuts within the domestic auto industry represent a particular risk to upstate New York’s already weakened manufacturing sector; and (iii) the continued slowdown in the State’s real estate market, following several years of strong growth, could negatively effect both household wealth and the State’s construction industry. New York State’s unemployment rate as of February 2007 was 4.4%, down from 4.7 percent for the same period last year.

The State has for many years imposed a very high state and local tax burden on residents relative to other states. The burden of state and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, New York. The economic and financial condition of the State also may be affected by various financial, social, economic and political factors. For example, the securities industry is more central to New York’s economy than to the national economy, therefore any decline in stock market performance could adversely affect the State’s income and employment levels. Higher energy prices, a weakening housing market, rising interest rates and lower corporate earnings have the potential to reduce State revenues. Furthermore, social, economic and political factors that may affect the State can be very complex, may vary from year to year and can be the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State.

The fiscal stability of New York State is related to the fiscal stability of the State’s municipalities, its agencies and authorities (which generally finance, construct and operate revenue-producing public benefit facilities). This is due in part to the fact that agencies, authorities and local governments in financial trouble often seek State financial assistance. The experience has been that if New York City or any of its agencies or authorities suffers serious financial difficulty, the ability of the State, New York City, the State’s political subdivisions, the agencies and the authorities to obtain financing in the public credit markets and the market price of outstanding New York tax-exempt securities will be adversely affected.

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On March 31, 2007, a balanced Budget for 2007-08 was approved by the State legislature. It represents a spending increase of 4.7 percent over the 2006-07 budget. The $51.6 billion budget supported by State tax dollars (the General Fund) proposes growth in spending of 4.0 percent, as compared to 10 percent last year. The enacted budget maintains nearly $13 billion in total reserves, equal to 5.6 percent of General Fund.

On January 31, 2007, the governor presented his 2007-08 Budget to the State legislature. The proposed 2007-08 Budget would increase General Fund spending by 4.2 percent. However, it is predicated on nonrecurring resources—using one-time resources to pay for ongoing costs, bringing the two-year total of non-recurring resources to $4.2 billion. The Office of the State Comptroller believes this practice will cause enormous pressure on the State’s Financial Plan and add to the State’s recurring structural deficit.

The New York State Proposed Budget for Fiscal Year 2007-07 provides for a balanced budget of $120.6 billion and projects an operating surplus of $1.5 billion at the close of the 2006-07 fiscal year. The New York State Comptroller has stated that, although the Proposed Budget for 2007-08 is ostensibly balanced, it contains an estimated $1.2 billion in risks, including the possibility of additional spending needs, revenues that may not materialize and proposals to reduce spending or raise revenues that have been previously rejected by the State legislature. Moreover, the Proposed Budget for 2007-08 generates out-year gaps, and after closing a structural gap in 2006-07 of $1.6 billion with the use of surplus dollars from 2005-06 and various spending and revenue actions, the State is predicted to face persistent structural imbalance through 2010-11 totaling $14.3 billion.

State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economies and actions of the federal government may create budget gaps for the State. These gaps may result from significant disparities between recurring revenues and the costs of maintaining or increasing the level of spending for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year. Under the State constitution, the governor is required to propose a balanced budget each year. There can be no assurance; however, that the legislature will enact the governor’s proposals or that the State’s actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

The fiscal stability of the State is related to the fiscal stability of its public authorities. Authorities have various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization.

Authorities are generally supported by revenues generated by the projects financed or operated, such as tolls charged for use of highways, bridges or tunnels, charges for electric power, electric and gas utility services, rentals charged for housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities, to be made under certain circumstances directly to the authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs.

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As of November 16, 2006, New York State’s General Obligation bonds are rated AA- by Fitch Ratings, Aa3 with a ”stable“ outlook by Moody’s Investor Service and AA with a ”stable“ outlook by Standard and Poor’s Ratings Services. All three agencies base their ratings on the State’s strong and diverse economic base, with its high debt levels, persistent out-year gaps and a politically charged budget process. A downward revision or withdrawal of such ratings, or any of them, may have an effect on the market price of New York Municipal Obligations.

The State is party to numerous legal proceedings, involving State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could adversely affect the ability of the State to maintain a 2007-08 balanced Budget.

Over the long term, the State and New York City may face potential economic problems. New York City accounts for a large portion of the State’s population and personal income, and New York City’s financial health affects the State in numerous ways. New York City continues to require significant financial assistance from the State and depends on State aid to both enable it to balance its budget and to meet its cash requirements. The State could also be affected by the ability of New York City to market its securities successfully in the public credit markets.

Additional Information Regarding Ohio Municipal Securities

As used in this SAI, the term ”Ohio Municipal Securities“ refers to municipal securities, the income from which is exempt from both federal and Ohio personal income tax.

Risk Factors Regarding Investments in Ohio Municipal Securities. The economy of Ohio, while becoming increasingly diversified and increasingly reliant on the service sector, continues to rely in significant part on durable goods manufacturing, which is largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrial states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture also is an important segment of the Ohio economy, and the state has instituted several programs to provide financial assistance to farmers. Although revenue obligations of the state or its political subdivisions may be payable from a specific source or project, and general obligation debt may be payable primarily from a specific tax, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of such Ohio Municipal Securities in the Ohio Municipal Money Market Fund or the ability of the respective obligors to make timely payment of interest and principal on such obligations.

Since the Ohio Municipal money Market Fund invests primarily in Ohio Municipal Securities, the value of the Fund’s Shares may be especially affected by factors pertaining to the economy of Ohio and other factors specifically affecting the ability of issuers of Ohio Municipal Securities to meet their obligations. As a result, the value of the Shares of the Ohio Municipal Money Market Fund may fluctuate more widely than the value of Shares of a portfolio investing in securities relating to a number of different states. The ability of Ohio state, county, or other local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amounts of tax and other revenues available to issuers of Ohio Municipal Securities may be affected from time to time by economic, political and demographic conditions within the state. In addition, current or future constitutional or statutory restrictions, including those proposed by initiative petition and approved by voters, may limit a government’s power to increase taxes or otherwise raise revenues. The availability of federal, state, and local aid to issuers of Ohio Municipal Securities may also affect their ability to meet their obligations. Payments of principal of and interest on limited obligation securities will depend on the economic condition of the facility or specific revenue source from which the payments will be made, which in turn could be affected by economic, political, and demographic conditions in the state. Any reduction in the actual or perceived ability to meet obligations on the part of

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either an issuer of an Ohio Municipal Security or a provider of credit enhancement for such Ohio Municipal Security (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of that Ohio Municipal Security and could adversely affect the values of other Ohio Municipal Securities as well.

DIVERSIFICATION

All of the Funds are diversified, as defined under the 1940 Act, except for the Michigan Municipal Money Market Fund and the Ohio Municipal Money Market Fund, which are non-diversified. Except for the Michigan Municipal Money Market Fund and the Ohio Municipal Money Market Fund, each Fund, with respect to 75% of each of their portfolios, will not invest more than 5% of each of their total assets in the securities of any one issuer; however, these Funds will not invest more than 5% of their total assets in securities of any one issuer unless the securities are first tier securities (as defined below).

For a more complete discussion, see the ”Diversification“ section in Part II of this SAI.

QUALITY DESCRIPTION

The 100% U.S. Treasury Securities Money Market Fund and U.S Treasury Plus Money Market Fund may invest only in U.S Treasury bills, notes and other U.S Treasury obligations issued or guaranteed by the U.S. government. Some of the securities held by the U.S. Treasury Plus Money Market Fund, however, may be subject to repurchase agreements collateralized by such obligations.

The U.S Government Money Market Fund invests exclusively in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, some of which may be subject to repurchase agreements fully collateralized by U.S. Treasury and U.S. government securities. The Federal Money Market Fund invests exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes and debt securities that certain U.S. government agencies or instrumentalities have either issued or guaranteed as to principal and interest.

At the time the California Municipal Money Market Fund or the New York Municipal Money Market Fund or any JPMT II Fund (except the U.S. Treasury Plus Money Market Fund and U.S. Government Money Market Fund which only invest as described above) acquires its investments, the investments will be rated (or issued by an issuer that is rated with respect to a comparable class of short-term debt obligations) in one of the two highest rating categories for short-term debt obligations assigned by at least two NRSROs (or one rating organization if the obligation was rated by only one such organization). These high quality securities are divided into ”first tier“ and ”second tier“ securities. First tier securities have received the highest rating from at least two rating organizations (or one, if only one has rated the security). Second tier securities have received ratings within the two highest categories from at least two rating agencies (or one, if only one has rated the security), but do not qualify as as first tier securities. Each of these Funds may also purchase obligations that are not rated, but are determined by the Adviser, based on procedures adopted by the Trustees, to be of comparable quality to those rated first or second tier securities. These Funds may not purchase any second tier security if, as a result of its purchase (a) more than 5% of its total assets would be invested in second tier securities or (b) more than 1% of its total assets or $1 million (whichever is greater) would be invested in the second tier securities of a single issuer. The Prime Money Market Fund and the Tax Free Money Market Fund only invest in first tier securities or obligations that are not rated, but are determined by the Adviser to be of comparable quality to those rated first tier securities.

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Commercial Paper Ratings

The JPMTII Funds, other than the U.S. Treasury Plus Money Market Fund and the U.S. Government Money Market Fund which do not purchase commercial paper, only purchase commercial paper consisting of issues rated at the time of purchase in the highest or second highest rating category by at least one nationally recognized statistical rating organization (”NRSRO“) (such as A-2 or better by S&P, Prime-2 or better by Moody’s, F2 or better by Fitch, or R-2 or better by Dominion), or, if unrated, determined by the Investment Adviser to be of comparable quality. The Prime Money Market Fund and Tax Free Money Market Fund only invest in first tier securities (as defined above).

For any JPMTII Money Market Fund, under the guidelines adopted by the Trust’s Board of Trustees and in accordance with Rule 2a-7 under the 1940 Act, the Investment Adviser may be required to promptly dispose of an obligation held in a Fund’s portfolio in the event of certain developments that indicate a diminishment of the instrument’s credit quality, such as where a NRSRO downgrades an obligation below the second highest rating category, or in the event of a default relating to the financial condition of the issuer.

A rating by an NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

TRUSTEES

Standing Committees

There are four standing committees of the Board of Trustees: the Audit Committee, the Compliance Committee, the Governance Committee and the Investment Committee.

The Audit Committee met four times during the fiscal year ended February 28, 2007. The Compliance Committee met four times during the fiscal year ended February 28, 2007. The Governance Committee met six times during the fiscal year ended February 28, 2007. The Investment Committee met six times during the fiscal year ended February 28, 2007. For a more complete discussion, see the ”Trustees“ section in Part II of this SAI.

Ownership of Securities

The following table shows the dollar range of each Trustee’s beneficial ownership as of December 31, 2006, in the Funds and each Trustee’s aggregate dollar range of ownership in any Funds that the Trustee oversees in the Fund Complex:

Name of Trustee	Ownership of Prime Money Market Fund	Ownership of Liquid Assets Money Market Fund	Ownership of U.S. Government Money Market Fund
Independent Trustees
William J. Armstrong	None	None	None
Roland R. Eppley, Jr.	None	None	None
John F. Finn	None	None	None
Dr. Matthew Goldstein	None	None	None
Robert J Higgins	None	None	None
Peter C. Marshall	None	None	None
Marilyn McCoy	None	None	None
William G. Morton, Jr.	None	None	None
Robert A. Oden, Jr.	None	None	None
Fergus Reid, III	Over $100,000	None	None
Frederick W. Ruebeck	None	None	None
James J. Schonbachler	$1–$10,000	None	None
Interested Trustee
Leonard M. Spalding, Jr.	Over $100,000	None	None

Part I - 24

Name of Trustee	Ownership of U.S. Treasury Plus Money Market Fund	Ownership of Federal Money Market Fund	Ownership of 100% U.S. Treasury Securities Money Market Fund
Independent Trustees
William J. Armstrong	None	None	None
Roland R. Eppley, Jr.	None	None	None
John F. Finn	None	None	None
Dr. Matthew Goldstein	None	None	None
Robert J. Higgins	None	None	None
Peter C. Marshall	None	None	None
Marilyn McCoy	None	None	None
William G. Morton, Jr.	None	None	None
Robert A. Oden, Jr.	None	None	None
Fergus Reid, III	None	None	None
Frederick W. Ruebeck	None	None	None
James J. Schonbachler	None	None	None
Interested Trustee
Leonard M. Spalding, Jr.	None	None	None

Name of Trustee	Ownership of Tax Free Money Market Fund	Ownership of Municipal Money Market Fund	Ownership of California Municipal Money Market Fund
Independent Trustees
William J. Armstrong	None	None	None
Roland R. Eppley, Jr.	None	None	None
John F. Finn	None	None	None
Dr. Matthew Goldstein	None	None	None
Robert J. Higgins	None	None	None
Peter C. Marshall	None	None	None
Marilyn McCoy	None	None	None
William G. Morton, Jr.	None	None	None
Robert A. Oden, Jr.	None	None	None
Fergus Reid, III	None	None	None
Frederick W. Ruebeck	None	None	None
James J. Schonbachler	None	None	None
Interested Trustee
Leonard M. Spalding, Jr.	None	None	None

Name of Trustee	Ownership of Michigan Municipal Money Market Fund	Ownership of New York Municipal Money Market Fund	Ownership of Ohio Municipal Money Market Fund
Independent Trustees
William J. Armstrong	None	None	None
Roland R. Eppley, Jr.	None	None	None
John F. Finn	None	None	None

Part I - 25

Name of Trustee	Ownership of Michigan Municipal Money Market Fund	Ownership of New York Municipal Money Market Fund	Ownership of Ohio Municipal Money Market Fund
Dr. Matthew Goldstein	None	None	None
Robert J Higgins	None	None	None
Peter C. Marshall	None	None	None
Marilyn McCoy	None	None	None
William G. Morton, Jr.	None	None	None
Robert A. Oden, Jr.	None	None	None
Fergus Reid, III	None	None	None
Frederick W. Ruebeck	None	None	None
James J. Schonbachler	None	None	None
Interested Trustee
Leonard M. Spalding, Jr.	None	None	None

Name of Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies(1)(2)
Independent Trustees
William J. Armstrong	Over $100,000
Roland R. Eppley, Jr.	Over $100,000
John F. Finn	Over $100,000
Dr. Matthew Goldstein	Over $100,000
Robert J Higgins	Over $100,000
Peter C. Marshall	Over $100,000
Marilyn McCoy	Over $100,000
William G. Morton, Jr.	Over $100,000
Robert A. Oden, Jr.	Over $100,000
Fergus Reid, III	Over $100,000
Frederick W. Ruebeck	Over $100,000
James J. Schonbachler	Over $100,000
Interested Trustee
Leonard M. Spalding, Jr.	Over $100,000

(1)	A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees currently serves JPMorgan Funds Complex for which the Board of Trustees currently serves includes eight registered investment companies (136 funds).

(2)	For Messrs. Eppley and Spalding, these amounts include deferred compensation balances, as of December 31, 2006, through participation in the JPMorgan Fund’s Deferred Compensation Plan for Eligible Trustees. For Ms. McCoy and Messrs. Finn, Marshall and Oden, these amounts include deferred compensation balances, as of December 31, 2006, through participation in the Deferred Compensation Plan for Trustees of One Group Mutual Fund and One Group Investment Trust, or JPMorgan Fund’s Deferred Compensation Plan for Eligible Trustees.

As of February 28, 2007, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

Trustee Compensation

The Funds of the JPMorgan Funds Complex overseen by the Trustees pay each Trustee an annual fee of $183,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds pay the Chairman $167,000 and the Vice Chairman $67,000. The Chairman and

Part I - 26

Vice Chairman receive no additional compensation for service as committee or sub-committee chairmen. Committee chairs and sub-committee chairs who are not already receiving an additional fee are each paid $52,000 and $27,000 respectively. The Trustees may hold various other directorships unrelated to the JPMorgan Funds Complex. The Funds bear expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an office of the Chairman, in the amount of $6,000 per month.

Trustee aggregate compensation paid by each of the Funds and the JPMorgan Funds Complex for the calendar year ended December 31, 2006, is set forth below:

Name of Trustee	Prime Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund
Independent Trustees
William J. Armstrong	$80,917	$10,754	$20,160
Roland R. Eppley, Jr.	62,991	8,374	15,698
John F. Finn	62,998	8,374	15,698
Dr. Matthew Goldstein	72,278	9,608	18,011
Robert J Higgins	72,293	9,610	18,014
Peter C. Marshall	85,267	11,329	21,260
Marilyn McCoy	80,899	10,754	20,159
William G. Morton, Jr.	62,996	8,374	15,697
Robert A. Oden, Jr.	63,056	8,370	15,691
Fergus Reid, III	120,488	16,017	30,024
Frederick W. Ruebeck	72,293	9,610	18,014
James J. Schonbachler	62,998	8,374	15,698
Interested Trustee
Leonard M. Spalding, Jr.	80,894	10,754	20,159

Name of Trustee	U.S. Treasury Plus Money Market Fund	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund
Independent Trustees
William J. Armstrong	$10,797	$4,503	$8,424
Roland R. Eppley, Jr.	8,408	3,507	6,560
John F. Finn	8,408	3,507	6,560
Dr. Matthew Goldstein	9,646	4,023	7,527
Robert J. Higgins	9,648	4,024	7,528
Peter C. Marshall	11,376	4,742	8,869
Marilyn McCoy	10,797	4,503	8,424
William G. Morton, Jr.	8,407	3,507	6,560
Robert A. Oden, Jr.	8,404	3,505	6,557
Fergus Reid, III	16,080	6,707	12,547
Frederick W. Ruebeck	9,648	4,024	7,528
James J. Schonbachler	8,408	3,507	6,560
Interested Trustee
Leonard M. Spalding, Jr.	10,797	4,503	8,424

Part I - 27

Name of Trustee	Tax Free Money Market Fund	Municipal Money Market Fund	California Municipal Money Market Fund
Independent Trustees
William J. Armstrong	$16,039	$2,578	$462
Roland R. Eppley, Jr.	12,489	2,007	360
John F. Finn	12,489	2,008	360
Dr. Matthew Goldstein	14,329	2,303	413
Robert J. Higgins	14,332	2,304	413
Peter C. Marshall	16,920	2,720	490
Marilyn McCoy	16,038	2,578	462
William G. Morton, Jr.	12,488	2,007	360
Robert A. Oden, Jr.	12,483	2,007	360
Fergus Reid, III	23,887	3,840	689
Frederick W. Ruebeck	14,332	2,304	413
James J. Schonbachler	12,489	2,008	360
Interested Trustee
Leonard M. Spalding, Jr.	16,038	2,578	462

Name of Trustee	Michigan Municipal Money Market Fund	New York Municipal Money Market Fund	Ohio Municipal Money Market Fund
Independent Trustees
William J. Armstrong	$220	$1,620	$147
Roland R. Eppley, Jr.	172	1,261	114
John F. Finn	172	1,261	114
Dr. Matthew Goldstein	197	1,447	131
Robert J Higgins	197	1,447	131
Peter C. Marshall	232	1,708	155
Marilyn McCoy	220	1,620	147
William G. Morton, Jr.	172	1,261	114
Robert A. Oden, Jr.	171	1,261	114
Fergus Reid, III	328	2,412	219
Frederick W. Ruebeck	197	1,447	131
James J. Schonbachler	172	1,261	114
Interested Trustee
Leonard M. Spalding, Jr.	220	1,620	147

Name of Trustee	Total Compensation Paid from Fund Complex(1)
Independent Trustees
William J. Armstrong	$235,000
Roland R. Eppley, Jr.	183,000
John F. Finn	91,500ˆ
Dr. Matthew Goldstein	210,000
Robert J Higgins	105,000ˆˆ
Peter C. Marshall	250,000
Marilyn McCoy	235,000
William G. Morton, Jr.	183,000
Robert A. Oden, Jr.	128,100ˆˆˆ
Fergus Reid, III	350,000
Frederick W. Ruebeck	210,000
James J. Schonbachler	183,000
Interested Trustee
Leonard M. Spalding, Jr.	117,500ˆˆˆˆ

Part I - 28

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees currently serves includes eight registered investment companies (136 funds)

ˆ	Does not include $91,500 of Deferred Compensation

ˆˆ	Does not include $105,000 of Deferred Compensation.

ˆˆˆ	Does not include $54,900 of Deferred Compensation.

ˆˆˆˆ	Does not include $117,500 of Deferred Compensation.

INVESTMENT ADVISER

Investment Advisory Fees

The table below sets forth the investment advisory fees paid by the JPMT I Funds to JPMIM (waived amounts are in parentheses), as applicable with respect to the fiscal periods indicated (amounts in thousands):

	Fiscal Year Ended August 31, 2005		Fiscal Year Ended February 28, 2006*		Fiscal Year Ended February 28, 2007
Funds	Paid	Waived	Paid	Waived	Paid	Waived
Prime Money Market Fund	$53,103	$—	$29,445	$—	$65,886	$—
Federal Money Market Fund	3,210	—	1,546	—	3,892	—
100% U.S. Treasury Securities Money Market Fund	5,262	—	2,918	—	6,598	—
Tax Free Money Market Fund	13,616	—	6,311	—	12,120	—
California Municipal Money Market Fund	182	—	67	—	531	—
New York Municipal Money Market Fund	1,462	—	602	—	1,311	—

*	The fiscal year end change from August 31 to the last day of February.

The table below sets forth the investment advisory fees paid by the JPMT II Funds to JPMIA (waived amounts are in parentheses), as applicable with respect to the fiscal periods indicated (amounts in thousands):

	Fiscal Year Ended June 30, 2005		Fiscal Year Ended February 28, 2006*		Fiscal Year Ended February 28, 2007
Funds	Paid	Waived	Paid	Waived	Paid	Waived
Liquid Assets Money Market Fund	$20,048	($1,176)	$6,085	$—	$8,067	$—
U.S. Government Money Market Fund	8,203	—	10,401	—	14,477	—
U.S. Treasury Plus Money Market Fund	12,205	(49)	5,665	—	7,686	—
Municipal Money Market Fund	2,695	(688)	819	—	2,352	—
Michigan Municipal Money Market Fund	378	(98)	102	—	183	—
Ohio Municipal Money Market Fund	228	(29)	68	—	110	—

*	The Funds’ fiscal year end changed from June 30 to the last day of February.

For a more complete discussion, see the ”Investment Advisers“ section in Part II of this SAI.

Part I - 29

ADMINISTRATOR

Administrator Fees

The tables below sets forth the administration fees paid by the Funds (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands).

	Fiscal Year Ended August 31, 2005*		Fiscal Year Ended February 28, 2006**		Fiscal Year Ended February 28, 2007
Funds	Paid	Waived	Paid	Waived	Paid	Waived
Prime Money Market Fund	$43,137	($12,741)	$24,174	($6,317)	$56,346	($11,770)
Federal Money Market Fund	2,712	(651)	1,361	(239)	3,711	(305)
100% U.S. Treasury Securities Money Market Fund	4,266	(1,270)	6,306	(228)	4,303	(2,531)
Tax Free Money Market Fund	12,318	(1,895)	1,273	(1,748)	12,254	(295)
California Municipal Money Market Fund	121	(69)	56	(13)	435	(109)
New York Municipal Money Market Fund	1,456	(69)	505	(119)	1,040	(316)

*	On February 19, 2005, JPMFM began serving as administrator to the Funds. The numbers set forth above include amounts paid to JPMFM for the period from February 18, 2005 through August 31, 2005.

**	The Funds’ fiscal year end changed from August 31 to the last day of February.

	Fiscal Year Ended June 30, 2005		Fiscal Year Ended February 28, 2006*		Fiscal Year Ended February 28, 2007
Funds	Paid	Waived	Paid	Waived	Paid	Waived
Liquid Assets Money Market Fund	$10,309	($1,393)	$3,836	($2,557)	$5,732	($2,629)
U.S. Government Money Market Fund	4,531	(2,628)	5,078	(5,818)	10,172	(4,845)
U.S. Treasury Plus Money Market Fund	6,771	(402)	4,044	(1,892)	6,138	(1,842)
Municipal Money Market Fund	1,680	(115)	510	(350)	1,434	(992)
Michigan Municipal Money Market Fund	207	(46)	93	(14)	175	(14)
Ohio Municipal Money Market Fund	124	(33)	45	(26)	89	(25)

*	The Funds’ fiscal year end changed from June 30 to the last day of February.

For a more complete discussion, see the ”Administrator“ section in Part II of this SAI.

Part I - 30

DISTRIBUTOR

Compensation Paid to JPMDS

The following table describes the compensation paid to the principal underwriter, JPMDS, for the fiscal year ended February 28, 2007.

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Prime Money Market Fund	—	$62,702.61	$135.23	$1,348,769.37
Liquid Assets Money Market Fund	—	67,908.56	0.02	10,285,826.75
U.S. Government Money Market Fund	—	—	—	4,144,182.65
U.S. Treasury Plus Money Market Fund	—	3,629.82	56.63	4,493,324.22
Federal Money Market Fund	—	—	—	221,567.03
100% U.S. Treasury Securities Money Market Fund	—	—	—	2,036,381.09
Tax Free Money Market Fund	—	—	—	1,646,521.85
Municipal Money Market Fund	—	—	—	7,791,285.37
California Municipal Money Market Fund	—	—	—	3,667,615.74
Michigan Municipal Money Market Fund	—	—	—	100,807.55
New York Municipal Money Market Fund	—	—	—	3,369,883.85
Ohio Municipal Money Market Fund	—	—	—	199,639.18

The aggregate amount of underwriting commissions retained by JPMDS for the fiscal year ended February 28, 2007 was $0.00. For a more complete discussion, see the ”Distributor“ section in Part II of this SAI.

Distribution Fees

The tables below sets forth the Rule 12b-1 fees that the Funds paid to JPMDS, with respect to the fiscal year ended February 28, 2007 (amounts in thousands):

	Fiscal Year Ended February 28, 2007
Fund	Paid		Waived
Prime Money Market Fund
Class B Shares	$46		$—
Class C Shares	21		—
Reserve Shares	1,027		—
Cash Management Shares	255		—
Liquid Assets Money Market Fund
Morgan Shares	2,323		—
Class B Shares	161		—
Class C Shares	3,301		—
Reserve Shares	4,501		—
Service Shares	—	ˆ	—

Part I - 31

	Fiscal Year Ended February 28, 2007
Fund	Paid		Waived
U.S. Government Money Market Fund
Morgan Shares	2,862		—
Reserve Shares	1,282		—
Service Shares	—	ˆ	—
U.S. Treasury Plus Money Market Fund
Morgan Shares	1,431		—
Class B Shares	13		—
Class C Shares	205		—
Reserve Shares	2,844		—
Federal Money Market Fund
Morgan Shares	218		—
Reserve Shares	4		—
100% U.S. Treasury Securities Money Market Fund
Morgan Shares	1,808		—
Reserve Shares	228		—
Tax Free Money Market Fund
Morgan Shares	406		—
Reserve Shares	1,241		—
Municipal Money Market Fund
Morgan Shares	314		—
Reserve Shares	367		—
Service Shares	—	ˆ	—
E*TRADE Class Shares	7,110		—
California Municipal Money Market Fund
Morgan Shares	63		—
E*TRADE Class Shares	3,605		—
Michigan Municipal Money Market Fund
Morgan Shares	52		—
Reserve Shares	48		—
New York Municipal Money Market Fund
Morgan Shares	1,158		—
Reserve Shares	480		—
E*TRADE Class Shares	1,732		—
Ohio Municipal Money Market Fund
Morgan Shares	26		—
Reserve Shares	173		—

*	Amount rounds to less than $1,000.

For a more complete discussion, see the ”Distribution Plan“ section in Part II of this SAI.

Part I - 32

SHAREHOLDER SERVICING

Shareholder Services Fees

Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMDS, for providing shareholder services and other related services, a fee at the following annual rates (expressed as a percentage of the average daily NAV of Fund shares owned by or for shareholders):

Capital	0.05%
Institutional Class	0.10%
Agency	0.15%
Premier, Cash Management, Service, Reserve and E*TRADE	0.30%*
Morgan and Investor	0.35%**
Class B and Class C	0.25%

*	The amount payable for ”service fees“ (as defined by the NASD) does not exceed 0.25% of the average annual net assets attributable to these shares. The 0.05% balance of the fees is for shareholder administrative services.

**	The amount payable for “service fees” (as defined by the NASD) does not exceed 0.25% of the average annual net assets attributable to these shares. The 0.10% balance of the fees is for shareholder administrative services.

The table below sets forth the fees paid to JPMDS (the amounts voluntarily waived are in parentheses) for the fiscal period indicated (amounts in thousands):

	Fiscal Year Ended February 28, 2007
Fund	Paid		Waived
Prime Money Market Fund
Capital Shares	$—		($18,777)
Morgan Shares	17,119		—
Premier Shares	21,919		(756)
Agency Shares	9,789		(4,894)
Class B Shares	3		(12)
Class C Shares	2		(5)
Institutional Class Shares	8,838		(13,256)
Reserve Shares	1,192		(41)
Cash Management Shares	153		—
Liquid Assets Money Market Fund
Morgan Shares	7,668		(464)
Class B Shares	13		(41)
Class C Shares	264		(836)
Premier Shares	1,309		(45)
Agency Shares	219		(110)
Institutional Class Shares	681		(1,021)
Reserve Shares	5,221		(180)
Investor Shares	6,080		—
Service Shares	—	ˆ	—	ˆ
Capital Shares	—		(694)
U.S. Government Money Market Fund
Morgan Shares	9,733		(286)
Premier Shares	5,120		—
Agency Shares	4,167		(1,515)
Institutional Class Shares	1,147		(1,146)
Reserve Shares	1,538		—
Service Shares	—	ˆ	—	ˆ
Capital Shares	693		(2,774)

Part I - 33

	Fiscal Year Ended February 28, 2007
Fund	Paid		Waived
U.S. Treasury Plus Money Market Fund
Morgan Shares	4,721		(286)
Class B Shares	2		(3)
Class C Shares	16		(52)
Premier Shares	3,678		(127)
Agency Shares	907		(454)
Institutional Class Shares	1,185		(1,777)
Reserve Shares	3,299		(114)
Investor Shares	6,550		—
Federal Money Market Fund
Morgan Shares	695		(69)
Premier Shares	1,632		(126)
Agency Shares	136		(94)
Institutional Class Shares	1,133		(2,773)
Reserve Shares	4		—	ˆ
100% U.S. Treasury Securities Money Market Fund
Capital Shares	$156		($628)
Morgan Shares	6,147		(181)
Premier Shares	4,854		—
Agency Shares	1,140		(414)
Institutional Class Shares	1,063		(1,063)
Reserve Shares	274		—
Tax Free Money Market Fund
Morgan Shares	1,294		(125)
Premier Shares	16,191		(1,272)
Agency Shares	358		(248)
Institutional Class Shares	2,314		(5,709)
Reserve Shares	1,429		(60)
Municipal Money Market Fund
Morgan Shares	1,070		(31)
Premier Shares	3,138		—
Agency Shares	27		(10)
Institutional Class Shares	111		(112)
Reserve Shares	440		—
Service Shares	—	ˆ	—	ˆ
E*TRADE Class Shares	2,963		(592)
California Municipal Money Market Fund
Morgan Shares	167		(53)
E*TRADE Class Shares	1,339		(463)
Michigan Municipal Money Market Fund
Morgan Shares	143		(41)
Premier Shares	365		(106)
Reserve Shares	45		(13)
New York Municipal Money Market Fund
Morgan Shares	3,614		(440)
Reserve Shares	522		(54)
E*TRADE Class Shares	641		(225)
Ohio Municipal Money Market Fund
Morgan Shares	68		(24)
Premier Shares	92		(33)
Reserve Shares	153		(55)

*	Amount rounds to less than $1,000.

For a more complete discussion, see the ”Shareholder Servicing“ section in Part II of this SAI.

Part I - 34

BROKERAGE AND RESEARCH SERVICES

Broker Research

For the fiscal year ended February 28, 2007, the Adviser (either JPMIM or JPMIA) had no allocated brokerage commissions to brokers who provided broker research to report, including third party broker research.

Securities of Regular Broker-Dealers

As of February 28, 2007, certain Funds owned securities of their regular broker-dealers (or parents) as shown below:

Fund	Name of Broker-Dealer	Value of Securities Owned (000’s)
Prime Money Market Fund	Banc of America Securities LLC	2,467,539
	Bank of America Corporation	2,039,814
	Barclays Capital Inc.	5,235,645
	Bear Stearns & Co. Inc	360,000
	Citigroup Global Markets Inc.	3,350,000
	Credit Suisse First Boston LLC	754,511
	Deutsche Bank AG	4,255,510
	Goldman Sachs and Company	1,600,000
	Lehman Brothers Inc.	1,585,816
	Merrill Lynch & Co. Inc.	2,705,000
	Royal Bank of Scotland Group	250,000
	UBS Financial Services Inc.	1,119,153

Liquid Assets Money Market Fund	Banc of America Securities LLC	498,998
	Bank of America Corporation	171,605
	Barclays Capital Inc.	199,971
	Citigroup Global Markets Inc.	34,571
	Deutsche Bank AG	292,000
	Goldman Sachs and Company	250,000
	HSBC Securities Inc.	50,000
	Lehman Brothers Inc.	200,000
	Merrill Lynch & Co. Inc.	240,000
	Royal Bank of Scotland Group	150,000
	UBS Financial Services Inc.	59,138

U.S. Government Money Market Fund	Banc of America Securities LLC	1,945,648
	Barclays Capital Inc.	2,269,000
	Citigroup Global Markets Inc.	1,000,000
	Credit Suisse First Boston LLC	200,000
	Deutsche Bank AG	2,000,000
	HSBC Securities Inc.	1,500,000
	Merrill Lynch & Co. Inc.	1,000,000
	UBS Financial Services Inc.	600,000

Part I - 35

Fund	Name of Broker-Dealer	Value of Securities Owned (000’s)
U.S. Treasury Plus Money Market Fund	Banc of America Securities LLC	1,500,000
	Barclays Capital Inc.	1,000,000
	Credit Suisse First Boston LLC	550,000
	Deutsche Bank AG	1,500,000
	Goldman Sachs and Company	23,237
	HSBC Securities Inc.	1,000,000
	Merrill Lynch & Co. Inc.	1,000,000
	UBS Financial Services Inc.	1,155,000

Tax Free Money Market Fund	ABN AMRO Inc.	4,427,314,660
	Bank of America Corporation	178,618,463
	Barclays Capital Inc.	2,400
	Bear Stearns & Co. Inc	262,990
	Citigroup Global Markets Inc.	216,047,010
	Credit Suisse First Boston LLC	29,300
	Deutsche Bank AG	7,355
	Goldman Sachs and Company	156,936
	Lehman Brothers Inc.	282,430
	Merrill Lynch & Co. Inc.	316,270
	Royal Bank of Scotland Group	11,800

Municipal Money Market Fund	ABN AMRO Inc.	20,565
	Bank of America Corporation	40,101,265
	Barclays Capital Inc.	25,675
	Bear Stearns & Co. Inc	32,150
	Citigroup Global Markets Inc.	44,100
	Credit Suisse First Boston LLC	8,500
	Goldman Sachs and Company	25,803
	Royal Bank of Scotland Group	20,000

California Municipal Money Market Fund	ABN AMRO Inc.	29,367
	Bank of America Corporation	61,595
	Bear Stearns & Co. Inc	92,965
	Citigroup Global Markets Inc.	62,210
	Deutsche Bank AG	6,020
	Goldman Sachs and Company	54,285
	Lehman Brothers Inc.	55,105
	Merrill Lynch & Co. Inc.	27,365
	UBS Financial Services Inc.	2,000

Michigan Municipal Money Market Fund	ABN AMRO Inc.	4,850
	Barclays Capital Inc.	2,836
	Bear Stearns & Co. Inc	5,900
	Citigroup Global Markets Inc.	7,460
	Lehman Brothers Inc.	4,975
	Merrill Lynch & Co. Inc.	15,585

Part I - 36

Fund	Name of Broker-Dealer	Value of Securities Owned (000’s)
New York Municipal Money Market Fund	ABN AMRO Inc.	25,150
	Bank of America Corporation	22,170
	Bear Stearns & Co. Inc	1,030
	Citigroup Global Markets Inc.	37,325
	Credit Suisse First Boston LLC	6,820
	Goldman Sachs and Company	10,000
	HSBC Securities Inc.	24,400
	Lehman Brothers Inc.	37,010
	Merrill Lynch & Co. Inc.	9,355
	Royal Bank of Scotland Group	2,000

Ohio Municipal Money Market Fund	ABN AMRO Inc.	7,000
	Bank of America Corporation	9,070
	Barclays Capital Inc.	4,925
	Merrill Lynch & Co. Inc.	7,000

For a more complete discussion, see the ”Portfolio Transactions“ section in Part II of this SAI.

FINANCIAL INTERMEDIARY

Other Cash Compensation

During the fiscal year ended February 28, 2007, the Funds’ Advisers and JPMDS paid approximately $27,501,064.39 by JPMIA and $207,837,2155.89 by JPMIM for all of the JPMorgan Funds pursuant to their other cash compensation arrangements. For a more complete discussion, see the ”Cash Compensation to Financial Intermediaries“ section in Part II of this SAI.

TAX MATTERS

State Specific Tax Information

The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local authority. Shareholders are advised to consult with their own tax advisors about state and local tax matters. Following is a brief discussion of treatment of exempt-interest dividends by certain states.

California Taxes. In general, as long as the California Municipal Money Market Fund continues to qualify as a regulated investment company under the federal Internal Revenue Code, it will incur no California income or franchise tax liability on income and capital gains distributed to shareholders.

California personal income tax law provides that dividends paid by a regulated investment company, or series thereof, from interest on obligations that would be exempt from California personal income tax if held directly by an individual, are excludable from gross income if (1) at the close of each quarter of such company’s taxable year, at least 50% of the value of its total assets consists of obligations the interest from which would be exempt from California taxation if such obligations were held by an individual and (2) such dividends are properly designated as such exempt-interest dividends in a written notice mailed to shareholders not later than 60 days after the close of the Funds taxable year.

Distributions to individual shareholders derived from items other than exempt-interest described above will be subject to California personal income tax. In addition, corporate shareholders should note that dividends will not be exempt from California corporate income or franchise tax. California has an alternative minimum tax similar to the federal AMT. However, the California AMT does not include interest from private activity municipal obligations as an item of tax preference. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the Fund will not be deductible for California personal income tax purposes.

Part I - 37

In general, exempt obligations will include California exempt and U.S. exempt obligations. Under California law, exempt-interest dividends (including some dividends paid after the close of the year as described in Section 855 of the Internal Revenue Code) may not exceed the excess of (A) the amount of interest received by the fund which would be tax-exempt interest if the obligations on which the interest was paid were held by an individual over (B) the amount that would be considered expenses related to exempt income and thus would not be deductible.

Investors should consult their advisers about other state and local tax consequences of the investment in the fund as well as about any California tax consequences related to any special tax status or considerations applicable to such investors.

Michigan Taxes. Distributions received from the Michigan Municipal Money Market Fund are exempt from Michigan personal income tax to the extent they are derived from interest on tax-exempt Michigan Municipal Securities, under the current position of the Michigan Department of Treasury. Such distributions, if received in connection with a shareholder’s business activity, may, however, be subject to Michigan single business tax. For Michigan personal income tax and single business tax purposes, Fund distributions attributable to any source other than interest on tax-exempt Michigan Municipal Securities will be fully taxable. The Michigan single business tax has been repealed effective at year end 2007. The effect on the treatment of distributions from the Michigan Municipal Money Market Fund of any replacement tax is not determinable as of mid 2007. Fund distributions may be subject to the uniform city income tax imposed by certain Michigan cities.

New York Taxes. Dividends paid by the New York Municipal Money Market Fund that are derived from interest attributable to obligations of the State of New York or its political subdivisions or certain other governmental entities (for example, the Commonwealth of Puerto Rico, the U.S. Virgin Islands or Guam), the interest on which was excludable from gross income for purposes of both federal income taxation and New York State and City personal income taxation (New York Tax-Exempt Bonds) and designated as such, are exempt from New York State and New York City personal income tax as well as from the New York City Unincorporated Business Tax (but not the New York State corporate franchise tax or New York City business tax), provided that such dividends constitute exempt-interest dividends under Section 852(b)(5) of the Code. Dividends and distributions derived from income (including capital gains on all New York Tax-Exempt Bonds) other than interest on New York Tax-Exempt Bonds generally are not exempt from New York State and New York City taxes. For New York State and City tax purposes, distributions of net long-term capital gains will be taxable at the same rates as ordinary income.

Distributions by the Fund from investment income and capital gains, including exempt-interest dividends, are included in a corporations net investment income for purposes of calculating such corporations New York State franchise taxes and the New York City General Corporation Tax, if received by a corporation subject to those taxes, and will be subject to such taxes to the extent that a corporations net investment income is allocated to New York State and/or New York City. To the extent that investors are subject to state and local taxes outside of New York State, dividends paid by the Fund may be taxable income for purposes thereof. In addition, to the extent that the Funds dividends are derived from interest attributable to the obligations of any other state or of a political subdivision of any such other state or are derived from capital gains, such dividends will generally not be exempt from New York State or New York City tax. The New York AMT excludes tax-exempt interest as an item of tax preference. Interest incurred to buy or carry shares of the Fund is not deductible for federal, New York State or New York City personal income tax purposes. The foregoing is a general summary of the New York State and New York City tax consequences of investing in the Fund. Investors should consult their advisers about other state and local tax consequences of the investment in the Fund.

Part I - 38

Ohio Taxes. Distributions from the Ohio Municipal Money Market Fund representing interest on obligations held by this Fund which are issued by the State of Ohio, and political or governmental subdivisions thereof as defined in Section 5709.76(D)(10) of the Ohio Revised Code, or nonprofit corporations authorized to issue public securities for or on behalf of Ohio or its political subdivisions or agencies or instrumentalities (”Ohio Obligations“), are exempt from Ohio personal income tax as well as Ohio municipal or school district income taxes. Corporate shareholders that are subject to the Ohio corporation franchise tax may exclude such distributions from the Ohio corporation franchise tax net income base.

Distributions that are properly attributable to profit on the sale, exchange or other disposition of Ohio Obligations will not be subject to Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Distributions attributable to other sources generally will not be exempt from Ohio personal income tax, municipal or school district income taxes in Ohio or the net income base of the Ohio corporation franchise tax.

Although the Fund distributions attributable to interest on, and any profit from the sale, exchange or other disposition of, Ohio Obligations are excludable from the net income base of the Ohio corporation franchise tax, the value of all Fund shares must be included in the net worth base of the Ohio corporation franchise tax.

This discussion of Ohio taxes assumes that the Ohio Municipal Money Market Fund will continue to qualify as regulated investment companies under the Internal Revenue Code and that at all times at least 50% of the value of the total assets of the Fund consists of Ohio Obligations or similar obligations of other states or their subdivisions.

Capital Loss Carryforwards

For Federal income tax purposes, the following Funds had capital loss carryforwards for the fiscal year ended February 28, 2007 (amounts in thousands):

Fund	Capital Loss Carryforwards		Expiration Date
Prime Money Market Fund	$20		2/28/2014
Total	20
Liquid Assets Money Market Fund	1		2/29/2012
	1		2/28/2013
	2		2/28/2015
Total	4
U.S. Government Money Market Fund	1		2/28/2010
	—	*	2/28/2013
Total	1
Tax Free Money Market Fund	1,089		2/28/2014
Total	1,089

*	Amount rounds to less than $1,000

To the extent that these capital losses are used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders. For a more complete discussion, see the ”Distributions and Tax Matters“ section in Part II of this SAI.

Part I - 39

PORTFOLIO HOLDINGS DISCLOSURE

A list of the entities that receive the Funds’ portfolio holdings information, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

All Funds
Vickers Stock Research Corp.	Monthly	30 days after month end
Lipper, Inc.	Monthly	30 days after month end
Thomson Financial	Monthly	30 days after month end
Bloomberg LP	Monthly	30 days after month end
JPMorgan Private Bank / JPMorgan Private Client Services	Monthly	30 days after month end

100% U.S. Treasury Securities Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
Tax Free Money Market Fund
U.S. Government Money Market Fund
U.S. Treasury Plus Money Market Fund
The McGraw-Hill Companies, Inc.- Standard & Poor’s	Weekly	On a 1 day lag
Moody’s Investors Service, Inc.	Weekly	On a 1 day lag
Fitch Ratings	Weekly	On a 1 day lag

Prime Money Market Fund
Chicago Mercantile Exchange	Monthly	30 days after month end
Union Bank of California	Monthly	30 days after month end
West Virginia Board of Treasury Investments	Monthly	30 days after month end
Northwestern Mutual	Annually

Liquid Assets Money Market Fund
ManagersInvest	Weekly	On a 1 day lag
Chicago Mercantile Exchange	Monthly	1 day after month end
Union Bank of California	Monthly	1 day after month end

Federal Money Market Fund
William Harris Investors Inc.	Monthly	1 day after month end

Tax Free Money Market Fund
Dentsply	Annually	30 days after year end

Municipal Money Market Fund
Ennis Knupp and Associates	Quarterly	1 day after quarter end

U.S. Government Money Market Fund
Ohio Bureau of Workers’ Compensation	Monthly	On a 5 day lag

For a more complete discussion, see the ”Portfolio Holdings Disclosure“ section in Part II of this SAI.

SHARE OWNERSHIP

Trustees and Officers.

As of May 31, 2007, the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.

Part I - 40

Principal Holders.

As of May 31, 2007, the following persons owned of record, or were known by the Trusts to own beneficially, 5% or more of the outstanding shares of any class of the Funds included in this SAI:

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
100% U.S. TREASURY SECURITIES MONEY MARKET FUND
AGENCY SHARES	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	10.65%
	JPMORGAN INVESTOR SERVICES* CASH MGMT INVESTMENT SUPPORT ATTN GREGORY ZEMAN 14201 DALLAS PARKWAY 1JIP 2ND FLR DALLAS TX 75424	7.95%
	NATIONAL FINANCIAL SERV CORP FOR THE EXCL BEN OF OUR CUST CHURCH STREET STATION PO BOX 3752 NEW YORK NY 10008-3752	27.77%
	TEXAS LIFE HEALTH & ACCIDENT GUARANTY ASSOC EXEC LIFE COL 6504 BRIDGE POINT PARKWAY STE 450 AUSTIN TX 78730-5097	6.94%
CAPITAL SHARES	AMERICAN STOCK TRANS & TRUST CO AS TRUSTEE FOR TRAILWIND FINANCIAL INC ATTN HENRY REINHOLD 59 MAIDEN LN NEW YORK NY 10038-4502	5.42%
	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	53.17%
	MISSIONARIES OF CHARITY 335 E 145TH ST BRONX NY 10451-5899	12.92%
	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	14.29%
INSTITUTIONAL SHARES	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	12.49%
	JPMORGAN CHASE* 717 N HARWOOD 3RD FLOOR TX1-2618 DALLAS TX 75201-6501	13.23%

Part I - 41

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	KINGSLEY & CO/JPM ASSET SWEEP FUND OMNIBUS ACCOUNT* ATTN SPECIAL PRODUCTS—2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	24.82%
	NORTHERN TRUST COMPANY FBO FESTIVAL INVESTMENTS LLC ATTN CUSTODY FUND SERV DAILY RECON PO BOX 92956 CHICAGO IL 60675-2956	9.84%
MORGAN SHARES	BMS DOJ SETTLEMENT ACCOUNT 105 MAXESS RD MELVILLE NY 11747-3851	5.73%
	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	15.18%
	JPM AS EA FOR NBA\NBA PLAYERS* ASSOCIATION-2006-2007 SEASON NATIONAL BASKETBALL ASSOCIATION ATTN: MICHELLE LEFTWICH OLYMPIC TOWER, 645 FIFTH AVENUE NEW YORK NY 10022	8.29%
	JPMORGAN CHASE* 717 N HARWOOD 3RD FLOOR TX1-2618 DALLAS TX 75201-6501	9.51%
	NATIONAL FINANCIAL SERV CORP FOR THE EXCL BEN OF OUR CUST CHURCH STREET STATION PO BOX 3752 NEW YORK NY 10008-3752	5.84%
PREMIER SHARES	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	6.93%
	JPMORGAN CHASE* LIQUIDITY OPERATIONS ATTN MICHELE DIXON 10420 HIGHLAND MN DR BLDG 2 FLR 2 FL3-2211 TAMPA FL 33610-9128	21.33%
	JPMORGAN CHASE BANK* ITSELF AND ITS CLIENTS ATTN THOMAS AVINO 10420 HIGHLAND MANOR DR FL 2 TAMPA FL 33610-9128	19.47%

Part I - 42

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	JPMORGAN CHASE BANK* MATLINPATTERSON GLBL OPPT PTNR II L ATTN FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	16.70%
RESERVE SHARES	JPMORGAN CHASE* 717 N HARWOOD 3RD FLOOR TX1-2618 DALLAS TX 75201-6501	6.41%
	JPMORGAN SECURITIES INC. AS AGENT FOR KINGSLEY AND CO* FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS—2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	87.81%
CALIFORNIA MUNICIPAL MONEY MARKET FUND
E*TRADE SHARES	E*TRADE CLEARING LLC ATTN PAYMENT SERVICES DEPT 671 N GLEBE RD BALLSTON TOWERS ARLINGTON VA 22203-2120	100.00%
MORGAN SHARES	E*TRADE CLEARING LLC ATTN PAYMENT SERVICES DEPT 671 N GLEBE RD BALLSTON TOWERS ARLINGTON VA 22203-2120	38.47%
	FIDUCIARY TRUST REVENUE ATTN JOHN CONTE 600 5TH AVE NEW YORK NY 10020-2302	29.11%
	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	16.09%
FEDERAL MONEY MARKET FUND
AGENCY SHARES	FRED GARCIA 27 GREEN MEADOW LN HUNTINGTON NY 11743-5124	5.05%
	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	23.54%

Part I - 43

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	JPMORGAN CHASE AS EA FOR SOLUTIA INC.\TORAY INDUS. SOLUTIA, INC.* ATTN MICHAEL BEREZO 575 MARYVILLE CENTRE DRIVE SAINT LOUIS MO 63141-5813	7.79%
	JPMORGAN TRUST CO, NA* DEAN NELSON JR AND KRISTEN NELSON ATTN FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	6.82%
	WILLKIE FARR & GALLAGHER C/O WILLKIE FARR & GALLAGHER 787 7TH AVE NEW YORK NY 10019-6018	17.75%
INSTITUTIONAL SHARES	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	6.07%
MORGAN SHARES	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	15.50%
	JPMORGAN CHASE* 717 N HARWOOD 3RD FLOOR TX1-2618 DALLAS TX 75201-6501	18.62%
PREMIER SHARES	KINGSLEY & CO/JPMORGAN ASSET SWEEP FUND OMNIBUS ACCOUNT* ATTN SPECIAL PRODUCTS -2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	10.78%
	NATIONAL FINANCIAL SERV CORP FOR THE EXCL BEN OF OUR CUST CHURCH STREET STATION PO BOX 3752 NEW YORK NY 10008-3752	5.36%
	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	7.74%
RESERVE SHARES	BLUE SKY SATELLITE SERVICES INC ATTN DAVE BENNET 18975 W 116TH ST OLATHE KS 66061-6547	6.63%

Part I - 44

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	JPMORGAN CHASE BANK* MARTIN AND MARY PURIS ATTN FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	33.41%
	JPMORGAN CHASE BANK* MICHAEL WATZKY AND LARA S WATZKY ATTN FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	24.79%
	JPMORGAN-CHASE BANK* MATTHEW & KERRY M MUDD JTWROS ATTN FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	28.65%
LIQUID ASSETS MONEY MARKET FUND
AGENCY SHARES	BANC OF AMERICA SECURITIES LLC ATTN MONEY FUND MANAGER 200 N COLLEGE ST FL 3 NCI-004-03-06 CHARLOTTE NC 28255-0001	6.83%
	JPMORGAN INVESTOR SERVICES* CASH MGMT INVESTMENT SUPPORT ATTN CASH SWEEP OPERATIONS 14221 DALLAS PARKWAY 2JIP 6TH FL DALLAS TX 75254	57.20%
	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	6.13%
CAPITAL SHARES	JPMORGAN CHASE BANK* WATCH TOWER BIBLE&TRCT SOC OF PA-MT ATTN FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	9.05%
	JPMORGAN-CHASE BANK* ANSCHUTZ COMPANY (NON-COLLATERAL) ATTN FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	18.42%
	MANAGERS MONEY MARKET FUND ATTN FUND ADMINISTRATION 800 CONNECTICUT AVE NORWALK CT 06854-1631	6.25%
	PHILLIPS-VAN HEUSEN CORPORATION PLEDGED BUT NOT CONTROLLED ATTN BRIAN J PAICH 1001 FRONTIER RD BRIDGEWATER NJ 08807-2902	7.27%

Part I - 45

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	THE WALT DISNEY COMPANY ATTN JACKIE METELSKI 500 S BUENA VISTA ST BURBANK CA 91521-6194	5.74%
	WATCHTOWER BIBLE & TRACT SOCIETY OF PENNSYLVANIA ATTN TREASURERS OFFICE DOMESTIC CASH MANAGEMENT 25 COLUMBIA HTS BROOKLYN NY 11201-1300	6.88%
C SHARES	INGALLS & SNYDER LLC AS AGENT OMNIBUS A/C FOR EXCLUSIVE BENEFIT OF CUSTOMERS 61 BROADWAY NEW YORK NY 10006-2701	98.92%
INSTITUTIONAL SHARES	JPMORGAN INVESTOR SERVICES* CASH MGMT INVESTMENT SUPPORT ATTN CASH SWEEP OPERATIONS 14221 DALLAS PARKWAY 2JIP 6TH FL DALLAS TX 75254	12.02%
	JPMORGAN INVESTOR SERVICES* CASH MGMT INVESTMENT SUPPORT ATTN GREGORY ZEMAN 14201 DALLAS PARKWAY 1JIP 2ND FLR DALLAS TX 75254	58.20%
	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	16.37%
INVESTOR SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	85.81%
MORGAN SHARES	E*TRADE CLEARING LLC ATTN PAYMENT SERVICES DEPT 671 N GLEBE RD BALLSTON TOWERS ARLINGTON VA 22203-2120	12.56%
	NATIONAL FINANCIAL SERV CORP FOR THE EXCL BEN OF OUR CUST ATTN MIKE MCLAUGHLIN PO BOX 3752 NEW YORK NY 10008-3752	74.33%
PREMIER SHARES	JPMORGAN CHASE AS EA PFIZER INC, QUIGLEY COMPANY PFIZER INC* NORTH AMERICAN SHARED SERVICE(NASS) BANK RECONCILIATION TEAM 6730 LENOX CENTER CT STE 300 MEMPHIS TN 38115-4289	15.86%

Part I - 46

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	JPMORGAN INVESTOR SERVICES* CASH MGMT INVESTMENT SUPPORT ATTN CASH SWEEP OPERATIONS 14221 DALLAS PARKWAY 2JIP 6TH FL DALLAS TX 75254	20.59%
	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	49.42%
RESERVE SHARES	JPMORGAN CHASE* LIQUIDITY OPERATIONS ATTN MICHELE DIXON 10420 HIGHLAND MN DR BLDG 2 FLR 2 FL3-2211 TAMPA FL 33610-9128	71.59%
	JPMORGAN CHASE BANK* ATTN TOM AVINO 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	14.51%
	JPMORGAN CHASE BANK* FBO ITSELF AND ITS CLIENTS ATTN THOMAS AVINO 10420 HIGHLAND MANOR DR FL 2 TAMPA FL 33610-9128	8.64%
SERVICE SHARES	JP MORGAN INVESTMENT MGMT* ATTN BEVERLY HOYNG 1111 POLARIS PARKWAY STE 2F COLUMBUS OH 43240-2031	99.51%
MICHIGAN MUNICIPAL MONEY MARKET FUND
MORGAN SHARES	JAMES R DONAHEY/PAT J DONAHEY JT TEN 421 HIGHLAND ANN ARBOR MI 48104-1729	5.68%
	NATIONAL FINANCIAL SERV CORP FOR THE EXCL BEN OF OUR CUST ATTN MIKE MCLAUGHLIN PO BOX 3752 NEW YORK NY 10008-3752	77.71%
	NATIONAL FINANCIAL SERVICES CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS—5TH FLOOR 200 LIBERTY ST—1 WORLD FINANCIAL NEW YORK NY 10281	14.52%
PREMIER SHARES	REICH & TANG SERVICES INC FBO VARIOUS CUSTOMERS ATTN CHRIS GILL 600 5TH AVE NEW YORK NY 10020-2302	33.26%

Part I - 47

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	61.39%
RESERVE SHARES	DREYFUS SERVICE CORPORATION ATTN TIM BARRETT 144 GLENN CURTISS BLVD EAST TOWER 8TH FLOOR UNIONDALE NY 11556-0144	88.54%
	DREYFUS SERVICE CORPORATION 144 GLENN CURTISS BLVD UNIONDALE NY 11556-3801	7.00%
MUNICIPAL MONEY MARKET FUND
AGENCY SHARES	CBC COMPANIES INC ATTN DIRK CANTRELL 250 E TOWN STREET COLUMBUS OH 43215-4631	28.57%
	ENVIRONMENTAL SYSTEMS DESIGN INC ATTN GEORGE VRECHEK 175 W JACKSON BLVD, SUITE 1400 CHICAGO IL 60604-2700	5.94%
	NATIONAL FINANCIAL SERV CORP FOR THE EXCL BEN OF OUR CUST ATTN MIKE MCLAUGHLIN PO BOX 3752 NEW YORK NY 10008-3752	63.58%
E*TRADE SHARES	E*TRADE CLEARING LLC ATTN PAYMENT SERVICES DEPT 671 N GLEBE RD BALLSTON TOWERS ARLINGTON VA 22203-2120	100.00%
INSTITUTIONAL SHARES	ASTELLAS US HOLDINGS INC ATTN XIN LU THREE PARKWAY NORTH DEERFIELD IL 60015-2537	28.60%
	DELAWARE NORTH COMPANIES INC ATTN CYNTHIA FOFI 40 FOUNTAIN PLZ BUFFALO NY 14202-2229	8.31%
	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	33.06%
	TRADESTATION SECURITIES, INC. ATTN GABRIEL RICCIARDELLI 8050 SW 10TH STREET, SUITE 2000 PLANTATION FL 33324-3205	7.98%

Part I - 48

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
MORGAN SHARES	NATIONAL FINANCIAL SERV CORP FOR THE EXCL BEN OF OUR CUSTOMERS ATTN MIKE MCLAUGHLIN PO BOX 3752 NEW YORK NY 10008-3752	84.86%
	NATIONAL FINANCIAL SERVICES CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS—5TH FLOOR 200 LIBERTY ST—1 WORLD FINANCIAL NEW YORK NY 10281	5.38%
PREMIER SHARES	E*TRADE CLEARING LLC ATTN PAYMENT SERVICES DEPT 671 N GLEBE RD BALLSTON TOWERS ARLINGTON VA 22203-2120	5.27%
	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	91.23%
RESERVE SHARES	BISYS FUND SERVICES, INC FBO BB&T SWEEP CUSTOMERS 3435 STELZER RD STE 1000 COLUMBUS OH 43219-6004	8.02%
	JPMORGAN CHASE* LIQUIDITY OPERATIONS ATTN MICHELE DIXON 10420 HIGHLAND MN DR BLDG 2, FLR 2, FL3-2211 TAMPA FL 33610-9128	37.94%
	JPMORGAN CHASE BANK* ATTN TOM AVINO 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	8.78%
	JPMORGAN CHASE BANK* FBO ITSELF AND ITS CLIENTS ATTN THOMAS AVINO 10420 HIGHLAND MANOR DR FL 2 TAMPA FL 33610-9128	41.27%
SERVICE SHARES	JP MORGAN INVESTMENT MGMT* ATTN BEVERLY HOYNG 1111 POLARIS PARKWAY STE 2F COLUMBUS OH 43240-2031	99.47%
E*TRADE SHARES	E*TRADE CLEARING LLC ATTN PAYMENT SERVICES DEPT 671 N GLEBE RD BALLSTON TOWERS ARLINGTON VA 22203-2120	100.00%

Part I - 49

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
MORGAN SHARES	NATIONAL FINANCIAL SERV CORP CUST CHURCH STREET STATION PO BOX 3752 NEW YORK NY 10008-3752	17.46%
RESERVE SHARES	JPMORGAN CHASE BANK* ATTN TOM AVINO 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	74.15%
	JPMORGAN CHASE BANK* FBO ITSELF AND ITS CLIENTS ATTN THOMAS AVINO 10420 HIGHLAND MANOR DR FL 2 TAMPA FL 33610-9128	15.61%
	PETER J SOLOMON -EXECUTOR ESTATE OF JEANNETTE R SOLOMON ATTN PETER J SOLOMON 521 MADISON AVE FL 29 NEW YORK NY 10022-4303	5.45%
OHIO MUNICIPAL MONEY MARKET FUND
MORGAN SHARES	NATIONAL FINANCIAL SERVICES CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MIKE MCLAUGHLIN PO BOX 3752 NEW YORK NY 10008-3752	90.48%
	NATIONAL FINANCIAL SERVICES CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS—5TH FLOOR 200 LIBERTY ST—1 WORLD FINANCIAL NEW YORK NY 10281	5.78%
PREMIER SHARES	NFS LLC FBO ATTN DENNIS L MANES 1206 MORTS PASS WYOMING OH 45215-2068	10.12%
	NFS LLC FBO DONALD R JONES TRUSTEE DONALD R JONES TRUST—U/A 11/10/98 8105 CHINQUAPIN LN CINCINNATI OH 45243-3239	10.12%
	NFS LLC FBO MARTIN HIUDT & SALLY HIUDT JTTEN 9744 TIFFANY HILL CT CINCINNATI OH 45241-3848	9.20%
	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	66.18%

Part I - 50

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
RESERVE SHARES	DREYFUS SERVICE CORPORATION ATTN TIM BARRETT 144 GLENN CURTISS BLVD EAST TOWER 8TH FLOOR UNIONDALE NY 11556-0144	81.96%
	DREYFUS SERVICE CORPORATION 144 GLENN CURTISS BLVD UNIONDALE NY 11556-3801	10.00%
	DREYFUS SERVICE CORPORATION 144 GLENN CURTISS BLVD UNIONDALE NY 11556-3801	8.04%
PRIME MONEY MARKET FUND
AGENCY SHARES	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	8.64%
	JPMORGAN INVESTOR SERVICES* CASH MGMT INVESTMENT SUPPORT ATTN GREGORY ZEMAN 14201 DALLAS PARKWAY 1JIP 2ND FLR DALLAS TX 75254	52.96%
	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS CHURCH STREET STATION PO BOX 3752 NEW YORK NY 10008-3752	5.80%
CAPITAL SHARES	CITIBANK NA AS AGENT FOR JPMORGAN CHASE* AS INDENTURE TRUSTEE FORD CREDIT FLOOR PLAN MASTER TR PRCPL FUND ACC ATTN LLOYD MARSHALL 111 WALL ST FL 15 NEW YORK NY 10005-3509	6.53%
	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	20.26%
	JPMORGAN INVESTOR SERVICES* CASH MGMT INVESTMENT SUPPORT ATTN GREGORY ZEMAN 14201 DALLAS PARKWAY 1JIP 2ND FLR DALLAS TX 75254	7.27%
	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	9.17%

Part I - 51

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
CASH MANAGEMENT SHARES	COMPASS NOMINEES LTD BANK OF BERMUDA ATTN MUTUAL FUND SERVICES CP4 6 FRONT ST HAMILTON HM11 BERMUDA	17.43%
	COMPASS NOMINEES LTD BANK OF BERMUDA ATTN MUTUAL FUND SERV CP4 6 FRONT STREET HAMILTON HM II BERMUDA	9.91%
	COMPASS NOMINEES LTD BANK OF BERMUDA ATTN MUTUAL FUND SERV CP4 6 FRONT STREET HAMILTON HM II BERMUDA	33.26%
	JPMORGAN CHASE AS EA ANSCHUTZ TEXAS LP CITY OF* ANSCHUTZ TX LP DBA NXTSTAGE ATGRAND ATTN DEAN SHACKELFORD CCM CORPORATE FINANCE & ACCOUNTING 1001 NEXTSTAGE DRIVE GRAND PRAIRIE TX 75050	7.02%
	MURDOCH & CO BANK OF BERMUDA ATTN MUTUAL FUND SERVICES CP4 6 FRONT STREET HAMILTON HM11	6.88%
	PECKS MANAGMENT PARTNERS DBPP 1 ROCKEFELLER PLZ STE 1750 NEW YORK NY 10020-2003	8.24%
C SHARES	AAA SOUTH JERSEY 700 LAUREL OAK RD VOORHEES NJ 08043-4400	10.04%
	FIRST CLEARING, LLC MARK DOROUGH (IRA) FCC AS CUSTODIAN 3729 HOLLOW CREEK RD ARLINGTON TX 76001-5341	9.85%
INSTITUTIONAL SHARES	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/MASTER NOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	15.52%
	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	9.34%

Part I - 52

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	JPMORGAN INVESTOR SERVICES* CASH MGMT INVESTMENT SUPPORT ATTN GREGORY ZEMAN 14201 DALLAS PARKWAY 1JIP 2ND FLR DALLAS TX 75254	5.07%
MORGAN SHARES	JPMORGAN CHASE BANK* FBO ITSELF AND ITS CLIENTS ATTN MICHELE DIXON 10420 HIGHLAND MANOR DRIVE TAMPA FL 33610-9128	21.99%
	JPMORGAN INVESTOR SERVICES* CASH MGMT INVESTMENT SUPPORT ATTN GREGORY ZEMAN 14201 DALLAS PARKWAY 1JIP 2ND FLR DALLAS TX 75254	8.15%
	JPMORGAN INVESTOR SERVICES* CASH MGMT INVESTMENT SUPPORT ATTN GREGORY ZEMAN 14201 DALLAS PARKWAY 1JIP 2ND FLR DALLAS TX 75254	11.17%
	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MIKE MCLAUGHLIN PO BOX 3752 NEW YORK NY 10008-3752	7.61%
PREMIER SHARES	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	12.25%
	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	9.78%
	JPMORGAN CHASE* LIQUIDITY OPERATIONS ATTN MICHELE DIXON 10420 HIGHLAND MN DR BLDG 2 FLR 2 FL3-2211 TAMPA FL 33610-9128	14.56%
	JPMORGAN CHASE BANK* ITSELF AND ITS CLIENTS ATTN THOMAS AVINO 10420 HIGHLAND MANOR DR FL 2 TAMPA FL 33610-9128	6.41%
	JPMORGAN INVESTOR SERVICES* CASH MGMT INVESTMENT SUPPORT ATTN GREGORY ZEMAN 14201 DALLAS PARKWAY 1JIP 2ND FLR DALLAS TX 75254	5.25%

Part I - 53

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
RESERVE SHARES	JPMORGAN CHASE BANK* ATTN TOM AVINO 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	49.17%
	JPMORGAN CHASE BANK* FBO ITSELF AND ITS CLIENTS ATTN THOMAS AVINO 10420 HIGHLAND MANOR DR FL 2 TAMPA FL 33610-9128	42.49%
TAX FREE MONEY MARKET FUND
AGENCY SHARES	JPMORGAN INVESTOR SERVICES* CASH MGMT INVESTMENT SUPPORT ATTN GREGORY ZEMAN 14201 DALLAS PARKWAY 1JIP 2ND FLR DALLAS TX 75254	30.14%
	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MIKE MCLAUGHLIN PO BOX 3752 NEW YORK NY 10008-3752	8.52%
	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS CHURCH STREET STATION PO BOX 3752 NEW YORK NY 10008-3752	15.46%
	RUSSELL REYNOLDS ASSOCIATES INC. OPERATING ACCOUNT 200 PARK AVENUE 23 FLOOR NEW YORK NY 10166-2399	5.82%
	THE STAUBACH COMPANY ATTN JANET VOGEL 15601 DALLAS PARKWAY #400 ADDISON TX 75001-6053	5.37%
INSTITUTIONAL SHARES	ENDO PHARMACEUTICALS INC 100 ENDO BLVD CHADDS FORD PA 19317-9666	7.00%
	KINGSLEY & CO/JPMORGAN ASSET SWEEP* FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS -2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	26.64%
MORGAN SHARES	JPMORGAN CHASE BANK* ATTN TOM AVINO 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	10.04%
	JPMORGAN CHASE BANK* FBO ITSELF AND ITS CLIENTS ATTN THOMAS AVINO 10420 HIGHLAND MANOR DR FL 2 TAMPA FL 33610-9128	17.98%

Part I - 54

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	LAZARD CAPITAL MARKETS LLC ATTN JEFF HEITE 30 ROCKEFELLER PLZ NEW YORK NY 10112-0002	20.96%
	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MIKE MCLAUGHLIN PO BOX 3752 NEW YORK NY 10008-3752	13.12%
PREMIER SHARES	KINGSLEY & CO/JPMORGAN ASSET SWEEP* FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS -2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	52.22%
	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	10.29%
RESERVE SHARES	JPM SECURITIES INC AS AGENT FOR KINGSLEY AND CO* FUND OMNIBUS ACCOUNT ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	98.57%
U.S. GOVERNMENT MONEY MARKET FUND
AGENCY SHARES	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	6.52%
	JPMORGAN CHASE BANK* FBO ITSELF AND ITS CLIENTS ATTN MICHELE DIXON 10420 HIGHLAND MANOR DR FL 2 TAMPA FL 33610-9128	5.76%
	JPMORGAN INVESTOR SERVICES* CASH MGMT INVESTMENT SUPPORT ATTN CASH SWEEP OPERATIONS 14201 DALLAS PARKWAY 2ND FLR DALLAS TX 75254-2916	54.33%
	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS CHURCH STREET STATION PO BOX 3752 NEW YORK NY 10008-3752	7.33%

Part I - 55

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
CAPITAL SHARES	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	20.21%
	JPMORGAN INVESTOR SERVICES* CASH MGMT INVESTMENT SUPPORT ATTN CASH SWEEP OPERATIONS 14201 DALLAS PARKWAY 2ND FLR DALLAS TX 75254-2916	11.56%
	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	18.81%
INSTITUTIONAL SHARES	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	12.53%
	PACIFIC GAS AND ELECTRIC ATTN TAX DEPT 77 BEALE ST SAN FRANCISCO CA 94105-1814	10.41%
	PARSEC TRADING CORPORATION C/O TACHYON PARTNERS LLC 47 HULFISH STREET, SUITE 201 PRINCETON NJ 08542-3713	21.71%
	UBATCO & CO PO BOX 82529 6801 S 27TH ST LINCOLN NE 68501-2529	10.28%
MORGAN SHARES	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 11 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	17.34%
	JPMORGAN CHASE BANK* ATTN MICHELE DIXON 10420 HIGHLAND MANOR DR FL 2 TAMPA FL 33610-9128	7.67%
	JPMORGAN CHASE BANK* FBO ITSELF AND ITS CLIENTS ATTN MICHELE DIXON 10420 HIGHLAND MANOR DR 2ND FL TAMPA FL 33610-9128	22.14%
	JPMORGAN CHASE BANK* FBO ITSELF AND ITS CLIENTS ATTN MICHELE DIXON 10420 HIGHLAND MANOR DRIVE TAMPA FL 33610-9128	20.85%

Part I - 56

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	JPMORGAN INVESTOR SERVICES* CASH MGMT INVESTMENT SUPPORT ATTN CASH SWEEP OPERATIONS 14201 DALLAS PARKWAY 2ND FLR DALLAS TX 75254-2916	7.96%
PREMIER SHARES	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	13.77%
	JPMORGAN CHASE* LIQUIDITY OPERATIONS ATTN MICHELE DIXON 10420 HIGHLAND MN DR BLDG 2 FLR 2 FL3-2211 TAMPA FL 33610-9128	23.28%
	JPMORGAN INVESTOR SERVICES* CASH MGMT INVESTMENT SUPPORT ATTN CASH SWEEP OPERATIONS 14201 DALLAS PARKWAY 2ND FLR DALLAS TX 75254-2916	7.79%
	PERSHING LLC FOR EXCLUSIVE BENEFIT OF BROKERAGE MONEY MARKET CUSTOMER ACCOUNTS ATTN CASH MGMT SERVICES 9TH FL 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	8.18%
	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	6.45%
	WF AUTO EXCHANGE LLC, Q1 FOR WELLS FARGO LEASING CORPORATION DBA WELLS FARGO AUTO FINANCE, INC. ATTN JOYCE LEWIS 401 MILE OF CARS WAY NATIONAL CITY CA 91950-6608	11.66%
RESERVE SHARES	JPMORGAN CHASE* LIQUIDITY OPERATIONS ATTN MICHELE DIXON 10420 HIGHLAND MN DR BLDG 2 FLR 2 FL3-2211 TAMPA FL 33610-9128	98.11%
SERVICE SHARES	JP MORGAN INVESTMENT MGMT* ATTN BEVERLY HOYNG 1111 POLARIS PARKWAY STE 2F COLUMBUS OH 43240-2031	99.54%

Part I - 57

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
U.S. TREASURY PLUS MONEY MARKET FUND
AGENCY SHARES	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	37.68%
	JPMORGAN INVESTOR SERVICES* CASH MGMT INVESTMENT SUPPORT ATTN GREGORY ZEMAN 14201 DALLAS PARKWAY 1JIP 2ND FLR DALLAS TX 75254	14.55%
	ROUNDYS SUPERMARKETS INC ATTN EDWARD KITZ PO 473 MILWAUKEE WI 532010473	5.67%
B SHARES	EDWARD D JONES & CO CUSTODIAN FBO THOMAS F KLINE—IRA 2594 PLEASANT VALLEY RD NE NEW PHILADELPHIA OH 44663-9762	16.06%
	NFS LLC FEBO* JPMORGAN CHASE BANK TRAD CUSTODIAN IRA OF RICHARD R MOUSTIER 5130 WINDERMERE BLVD ALEXANDRIA LA 71303-2486	8.35%
	NFS LLC FEBO LISTER C GREENE 2005 REVOCABLE L LISTER C GREENE TRUSTEE 7401 RIVERSIDE PKWY, APT 335 TULSA OK 74136-5074	5.28%
	STATE STREET BANK & TRUST CO CUSTODIAN FOR THE TRAD IRA OF KAREN L CARLSON 3S383 CHESTNUT CT WARRENVILLE IL 60555-2646	10.10%
	STATE STREET BANK & TRUST COMPANY GREENWELL AND CO PC NDFI SIMP-IRA ATTN DAVID T GREENWELL 10713 FAIRWAY AVE OKLAHOMA CITY OK 73170-2524	5.95%
C SHARES	INGALLS & SNYDER LLC AS AGENT OMNIBUS A/C FOR EXCLUSIVE BENEFIT OF CUSTOMERS 61 BROADWAY NEW YORK NY 10006-2701	99.25%
INSTITUTIONAL SHARES	ENRON CORP DCR 1 PO BOX 1188 HOUSTON TX 77251-1188	7.91%
	ENRON CORP DCR 3 PO BOX 1188 HOUSTON TX 77251-1188	8.48%

Part I - 58

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/MASTER NOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	5.63%
	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	22.22%
	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	9.20%
	WACHOVIA CAPITAL MARKETS LLC ATTN MONEY FUNDS MAIL CODE NC 0675 BLDG 1B1 1525 W WT HARRIS BLVD CHARLOTTE NC 28262-8522	21.63%
INVESTOR SHARES	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	67.06%
	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	24.14%
MORGAN SHARES	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	14.34%
	JPMORGAN CHASE BANK* FBO ITSELF AND ITS CLIENTS ATTN MICHELE DIXON 10420 HIGHLAND MANOR DRIVE TAMPA FL 33610-9128	49.04%
	NATIONAL FINANCIAL SERV CORP CUST CHURCH STREET STATION PO BOX 3752 NEW YORK NY 10008-3752	16.81%
PREMIER SHARES	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/MASTER NOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	49.03%
	HARE & CO C/O THE BANK OF NEW YORK ATTN STIF/ MASTERNOTE 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	15.21%

Part I - 59

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held
	JPMORGAN INVESTOR SERVICES* CASH MGMT INVESTMENT SUPPORT ATTN GREGORY ZEMAN 14201 DALLAS PARKWAY 1JIP 2ND FLR DALLAS TX 75254	11.27%
	UBATCO AND CO ATTN TRUST OPERATIONS PO BOX 82529 LINCOLN NE 68501-2529	7.61%
RESERVE SHARES	JPMORGAN CHASE* LIQUIDITY OPERATIONS ATTN MICHELE DIXON 10420 HIGHLAND MN DR BLDG 2 FLR 2 FL3-2211 TAMPA FL 33610-9128	43.83%
	JPMORGAN CHASE BANK* ATTN TOM AVINO 10420 HIGHLAND MANOR DR FL 2 TAMPA BAY FL 33610-9128	14.05%
	JPMORGAN CHASE BANK* FBO ITSELF AND ITS CLIENTS ATTN THOMAS AVINO 10420 HIGHLAND MANOR DR FL 2 TAMPA FL 33610-9128	32.80%

*	The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a ”JPMorgan Affiliate“). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase & Co. may be deemed to be a ”controlling person“ of such shares under the 1940 Act.

The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to ”control“ (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

FINANCIAL STATEMENTS

The financial statements of the Trusts are incorporated by reference into this SAI. The financial statements for the fiscal year ended February 28, 2007 have been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm to the Trusts, as indicated in its reports with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports. These financial statements are available without charge upon request by calling JPMorgan Funds Services at 1-800-480-4111 or JPMorgan Institutional Funds Service Center at 1-800-766-7722.

Part I - 60

JPMorgan Funds

STATEMENT OF ADDITIONAL INFORMATION

PART II

          Part II of this SAI describes policies and practices that apply to each of the JPMorgan Funds, for which Part I precedes this Part II. Part II is not a standalone document and must be read in conjunction with Part I. References in this Part II to a “Fund” means each JPMorgan Fund, unless noted otherwise. Capitalized terms used and not otherwise defined in this Part II have the meanings given to them in Part I of this SAI.

Part II - i

PART II

Part II - ii

Part II - iii

DESCRIPTION OF SHARES	94

PORTFOLIO HOLDINGS DISCLOSURE	98

PROXY VOTING PROCEDURES AND GUIDELINES	98

ADDITIONAL INFORMATION	102

APPENDIX A—DESCRIPTION OF RATINGS	A-1

Part II - iv

INVESTMENT STRATEGIES AND POLICIES

          As noted in the applicable Prospectuses for each of the Funds, in addition to the main investment strategy and the main investment risks described in the Prospectuses, each Fund may employ other investment strategies and may be subject to other risks, which are described below. The Funds may engage in the practices described below to the extent consistent with their investment objectives, strategies, polices and restrictions. However, no Fund is required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit the Fund. Because the following is a combined description of investment strategies of all of the Funds, certain matters described herein may not apply to particular Funds.

For a list of investment strategies and policies employed by each Fund, see “INVESTMENT PRACTICES” in Part I of this SAI.

Asset-Backed Securities

          Asset-backed securities consist of securities secured by company receivables, home equity loans, truck and auto loans, leases, or credit card receivables. Asset-backed securities also include other securities backed by other types of receivables or other assets, including collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. Such assets are generally securitized through the use of trusts or special purpose corporations. Asset-backed securities are backed by a pool of assets representing the obligations often of a number of different parties. Certain of such securities may be illiquid.

          Asset-backed securities are generally subject to the risks of the underlying assets. In addition, asset-backed securities, in general, are subject to certain additional risks including depreciation, damage or loss of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In addition, the underlying assets (for example, the underlying credit card debt) may be refinanced or paid off prior to maturity during periods of declining interest rates. Changes in prepayment rates can result in greater price and yield volatility. If asset-backed securities are pre-paid, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. Under certain prepayment rate scenarios, a Fund may fail to recover additional amounts paid (i.e., premiums) for securities with higher interest rates, resulting in an unexpected loss.

          A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect a Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund.

          For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior

Part II - 1

tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

          The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly or default.

          Total Annual Operating Expenses set forth in the fee table and Financial Highlights section of each Fund’s Prospectus do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

Auction Rate Securities

          Auction rate securities consist of auction rate municipal securities and auction rate preferred securities sold through an auction process issued by closed-end investment companies, municipalities and governmental agencies. For more information on risks associated with municipal securities, see “Municipal Securities” below.

          Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

          Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the closed-end fund on the securities in its portfolio and distributed to holders of the preferred securities. However, such designation may be made only if the closed-end fund treats preferred securities as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”).

          A Fund’s investment in auction rate preferred securities of closed-end funds is subject to limitations on investments in other U.S. registered investment companies, which limitations are prescribed under the 1940 Act. Except as permitted by rule or exemptive order, a Fund is generally prohibited from acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of a Fund’s assets in securities of any one such investment company or more than 10% of its assets in securities of all such investment companies. A Fund will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by the Fund.

Part II - 2

Bank Obligations

          Bank obligations consist of bankers’ acceptances, certificates of deposit, and time deposits.

          Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. To be eligible for purchase by a Fund, a bankers’ acceptance must be guaranteed by a domestic or foreign bank or savings and loan association having, at the time of investment, total assets in excess of $1 billion (as of the date of its most recently published financial statements).

          Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit may also include those issued by foreign banks outside the United States with total assets at the time of purchase in excess of the equivalent of $1 billion. Such certificates of deposit include Eurodollar and Yankee certificates of deposits. Eurodollar certificates of deposit are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States. Yankee certificates of deposit are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. Certain Funds may also invest in obligations (including banker’s acceptances and certificates of deposit) denominated in foreign currencies (see “Foreign Investments (including Foreign Currencies)”) herein. To be eligible for purchase by a Fund, a certificate of deposit must be issued by (i) a domestic or foreign branch of a U.S. commercial bank which is a member of the Federal Reserve System or the deposits of which are insured by the Federal Deposit Insurance Corporation, or (ii) a domestic savings and loan association, the deposits of which are insured by the Federal Deposit Insurance Corporation provided that, in each case, at the time of purchase, such institution has total assets in excess of $1 billion (as of the date of their most recently published financial statements).

          Time deposits are interest-bearing non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits cannot be traded on the secondary market and those exceeding seven days and with a withdrawal penalty are considered to be illiquid. Time deposits will be maintained only at banks or savings and loan associations from which a Fund could purchase certificates of deposit.

          The Funds will not invest in obligations for which a Fund’s Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank, provided, however, that the Funds maintain demand deposits at their affiliated custodian, JPMorgan Chase Bank.

Commercial Paper

          Commercial paper is defined as short-term obligations with maturities from 1 to 270 days issued by banks or bank holding companies, corporations and finance companies. Although commercial paper is generally unsecured, the Funds may also purchase secured commercial paper. In the event of a default of an issuer of secured commercial paper, a Fund may hold the securities and other investments that were pledged as collateral even if it does not invest in such securities or investments. In such a case, the Fund would take steps to dispose of such securities or investments in a commercially reasonable manner. Commercial paper includes master demand obligations. See “Variable and Floating Rate Instruments” below.

          Certain Funds may also invest in Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer. See “Risk Factors of Foreign Investments” below.

Convertible Securities

          Subject to a Fund’s investment restrictions, objective and strategy, the Funds may invest in convertible securities. Convertible securities include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Generally, convertible

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securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

          The terms of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holders’ claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders’ claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

          Convertible securities have characteristics similar to both debt and equity securities. Due to the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, selection of convertible securities, to a great extent, is based on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. In some cases, the issuer may cause a convertible security to convert to common stock. In other situations, it may be advantageous for a Fund to cause the conversion of convertible securities to common stock. If a convertible security converts to common stock, a Fund may hold such common stock in its portfolio even if it does not ordinarily invest in common stock.

Custodial Receipts

          Certain Funds may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered U.S. government securities and are not backed by the full faith and credit of the U.S. government. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.

Debt Instruments

          Corporate Debt Securities. Corporate debt securities may include bonds and other debt securities of U.S. and non-U.S. issuers, including obligations of industrial, utility, banking and other corporate issuers. All debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

          High Yield/High Risk Securities/Junk Bonds. Certain Funds may invest in high yield securities, to varying degrees. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Bal or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments.

          High yield securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, a Fund would experience a decrease in income and a decline in the market value of its investments. A Fund may also incur additional expenses in seeking recovery from the issuer.

          The income and market value of lower rated securities may fluctuate more than higher rated securities. Non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

          It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. The lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities,

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valuation of such investments is much more dependent on the judgment of the Adviser than is the case with higher rated securities.

          There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, a Fund that invests in lower rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer’s financial condition is deteriorating.

          Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

          Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on a Fund’s investments in lower rated securities.

          Inflation-Linked Debt Securities. Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (TIPS), as well as securities issued by other entities such as corporations, municipalities, foreign governments and foreign issuers, including foreign issuers from emerging markets. See also “Foreign Investments (including Foreign Currencies).” Typically, such securities are structured as fixed income investments whose principal value is periodically adjusted according to the rate of inflation. The following two structures are common: (i) the U.S. Treasury and some other issuers issue inflation-linked securities that accrue inflation into the principal value of the security and (ii) other issuers may pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon. Other types of inflation-linked securities exist which use an inflation index other than the CPI.

          Inflation-linked securities issued by the U.S. Treasury, such as TIPS, have maturities of approximately five, ten, twenty, or thirty years, although it is possible that securities with other maturities will be issued in the future. Typically, TIPS pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

          If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. Other inflation-related bonds exist which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

          The value of inflation-linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-linked securities.

          While inflation-linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

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          The periodic adjustment of U.S. inflation-linked securities is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is not seasonably adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-linked securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or a foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

          Any increase in the principal amount of an inflation-linked security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

          Variable and Floating Rate Instruments. Certain obligations purchased by the Funds may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Variable and Floating Rate Instruments are issued by a wide variety of issuers and may be issued for a wide variety of purposes, including as a method of reconstructing cash flows.

          Subject to their investment objective policies and restrictions, certain Funds may acquire variable and floating rate instruments. A variable rate instrument is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. The Funds may purchase extendable commercial notes. Extendable commercial notes are variable rate notes which normally mature within a short period of time (e.g., 1 month) but which may be extended by the issuer for a maximum maturity of thirteen months.

          A floating rate instrument is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Floating rate instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by the Fund’s Adviser to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, a Fund’s Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund. The absence of such an active secondary market could make it difficult for the Fund to dispose of the variable or floating rate instrument involved in the event the issuer of the instrument defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments may be secured by bank letters of credit or other assets. A Fund may purchase a variable or floating rate instrument to facilitate portfolio liquidity or to permit investment of the Fund’s assets at a favorable rate of return.

          As a result of the floating and variable rate nature of these investments, the Funds’ yields may decline, and they may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Funds’ yields may increase, and they may have reduced risk of capital depreciation.

          Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly “prime rates” charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the nature of the underlying floating or variable rate should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund’s portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks’ “prime rates” or other short-term rate securities adjustment indices, the floating or variable rate securities are not comparable to long-term

Part II - 6

fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

          Variable Amount Master Demand Notes. Variable amount master demand notes are demand notes that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, brokerage, investment banking and other business concerns) must satisfy the same criteria as those set forth with respect to commercial paper, if any, in Part I of this SAI under the heading “Diversification and Quality Descriptions”. A Fund’s Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

          Variable Rate Instruments and Money Market Funds. Variable or floating rate instruments with stated maturities of more than 397 days may, under the SEC’s amortized cost rule applicable to money market funds, Rule 2a-7 under the 1940 Act, be deemed to have shorter maturities as follows:

          (1) Adjustable Rate Government Securities. A Government Security which is a Variable Rate Security where the variable rate of interest is readjusted no less frequently than every 762 days shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A Government Security which is a Floating Rate Security shall be deemed to have a remaining maturity of one day.

          (2) Short-Term Variable Rate Securities. A Variable Rate Security, the principal amount of which, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less shall be deemed to have maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

          (3) Long-Term Variable Rate Securities. A Variable Rate Security, the principal amount of which is scheduled to be paid in more than 397 days, that is subject to a Demand Feature shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

          (4) Short-Term Floating Rate Securities. A Floating Rate Security, the principal amount of which, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less shall be deemed to have a maturity of one day.

          (5) Long-Term Floating Rate Securities. A Floating Rate Security, the principal amount of which is scheduled to be paid in more than 397 days, that is subject to a demand feature, shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

          As used above, a note is “subject to a demand feature” where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days’ notice or at specified intervals not exceeding 397 calendar days and upon no more than 30 days’ notice.

          Limitations on the Use of Variable and Floating Rate Notes. Variable and floating rate instruments for which no readily available market exists (e.g., illiquid securities) will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceeds 15% of the Fund’s net assets (10% for the JPMorgan Funds which are Money Market Funds (the “Money Market Funds”)) only if such instruments are subject to a demand feature that will permit the Fund to demand payment of the principal within seven days after demand by the Fund. There is no limit on the extent to which a Fund may purchase demand instruments that are not illiquid or deemed to be liquid in accordance with the Adviser’s liquidity determination procedures. If not rated, such

Part II - 7

instruments must be found by the Fund’s Adviser to be of comparable quality to instruments in which a Fund may invest. A rating may be relied upon only if it is provided by a nationally recognized statistical rating organization that is not affiliated with the issuer or guarantor of the instruments.

          Zero Coupon, Pay-in-Kind and Deferred Payment Securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. A Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received “phantom income.” Because a Fund will distribute “phantom income” to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income-producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

Demand Features

          Certain Funds may acquire securities that are subject to puts and standby commitments (“Demand Features”) to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The Demand Feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party and may not be transferred separately from the underlying security. The underlying securities subject to a put may be sold at any time at market rates. Applicable Funds expect that they will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if advisable or necessary, a premium may be paid for put features. A premium paid will have the effect of reducing the yield otherwise payable on the underlying security. Demand Features provided by foreign banks involve certain risks associated with foreign investments. See “Foreign Investments (including Foreign Currencies)” for more information on these risks.

          Under a “stand-by commitment,” a dealer would agree to purchase, at a Fund’s option, specified securities at a specified price. A Fund will acquire these commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments may also be referred to as put options.

          The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemption requests and remain as fully invested as possible.

Equity Securities, Warrants and Rights

          Common Stock. Common stock represents a share of ownership in a company and usually carries voting rights and may earn dividends. Unlike preferred stock, common stock dividends are not fixed but are declared at the discretion of the issuer’s board of directors. Common stock occupies the most junior position in a company’s capital structure. As with all equity securities, the price of common stock fluctuates based on changes in a company’s financial condition and on overall market and economic conditions.

          Common Stock Warrants and Rights. Common stock warrants entitle the holder to buy common stock from the issuer of the warrant at a specific price (the “strike price”) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock. If a warrant is exercised, a Fund may hold common stock in its portfolio even if it does not ordinarily invest in common stock.

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          Rights are similar to warrants but normally have a shorter duration and are typically distributed directly by the issuers to existing shareholders, while warrants are typically attached to new debt or preferred stock issuances.

          Warrants and rights generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. Warrants and rights will expire if not exercised on or prior to the expiration date.

          Preferred Stock. Preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights. As with all equity securities, the price of preferred stock fluctuates based on changes in a company’s financial condition and on overall market and economic conditions.

          Risks Associated with Initial Public Offerings (“IPOs”). The Funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Foreign Investments (including Foreign Currencies)

          Some of the Funds may invest in certain obligations or securities of foreign issuers. For purposes of a non-Money Market Fund’s investment policies, an issuer of a security may be deemed to be located in a particular country if: (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its assets situated in such country. Possible investments include equity securities and debt securities (e.g., bonds and commercial paper) of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, Eurodollar Certificates of Deposit, Eurodollar Time Deposits, Eurodollar Bankers’ Acceptances, Canadian Time Deposits and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper, and Europaper. Securities of foreign issuers may include sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). Sponsored ADRs are listed on the New York Stock Exchange; unsponsored ADRs are not. Therefore, there may be less information available about the issuers of unsponsored ADRs than the issuers of sponsored ADRs. Unsponsored ADRs are restricted securities. EDRs and GDRs are not listed on the New York Stock Exchange. As a result, it may be difficult to obtain information about EDRs and GDRs.

          The Money Market Funds may only invest in U.S. dollar-denominated securities.

          Risk Factors of Foreign Investments. The following is a summary of certain risks associated with foreign investments:

          Political and Exchange Risks. Foreign investments may subject a Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include potential future adverse political and economic developments, possible imposition of withholding taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.

          Higher Transaction Costs. Foreign investments may entail higher custodial fees and sales commissions than domestic investments.

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          Accounting and Regulatory Differences. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those of domestic issuers of similar securities or obligations. In addition, foreign issuers are usually not subject to the same degree of regulation as domestic issuers, and their securities may trade on relatively small markets, causing their securities to experience potentially higher volatility and more limited liquidity than securities of domestic issuers. Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. In addition, foreign banks generally are not bound by accounting, auditing, and financial reporting standards comparable to those applicable to U.S. banks. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

          Currency Risk. Foreign securities may be denominated in foreign currencies, although foreign issuers may also issue securities denominated in U.S. dollars. The value of a Fund’s investments denominated in foreign currencies and any funds held in foreign currencies will be affected by changes in currency exchange rates, the relative strength of those currencies and the U.S. dollar, and exchange-control regulations.

          Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to Shareholders by a Fund. The exchange rates between the U.S. dollar and other currencies are determined by the forces of supply and demand in foreign exchange markets. Accordingly, the ability of a Fund that invests in foreign securities as part of its principal investment strategies to achieve its investment objective may depend, to a certain extent, on exchange rate movements.

          In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, a Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect Fund liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

          Brady Bonds. Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative and subject to the same risks as emerging market securities. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in OTC secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be either fixed-rate or floating rate bonds, are generally collateralized by U.S. Treasury securities.

          Obligations of Supranational Entities. Obligations of supranational entities include securities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by its governmental members at the entity’s call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

          Emerging Market Securities. Investing in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low non-existent trading volumes; (iii) foreign

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exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer’s ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.

          Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. Although some emerging markets have become more established and tend to issue securities of higher credit quality, the markets for securities in other emerging countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

          Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors, such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

          Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit the Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or to a specific class of securities, which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.

          Many developing countries lack the social, political, and economic stability characteristic of the U.S. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

          Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Many emerging market countries have experienced steady declines or even sudden devaluations of their currencies relative to the U.S. dollar. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market countries have experienced balance of payment deficits and

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shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.

          A Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

          Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund remain uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

          In the past, governments within the emerging markets have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs which cause huge budget deficits. Often, interest payments have become too overwhelming for the government to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in emerging market countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.

          Sovereign Obligations. An investment in sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign debt includes investments in securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s NAV, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

          A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

          Foreign Currency Transactions. Certain Funds may engage in various strategies to hedge against currency risks. These strategies may consist of use of any of the following, some of which also have been described elsewhere in this SAI: options on currencies, currency futures, options on such futures, forward foreign currency transactions, forward rate agreements and currency swaps, caps and floors. Certain Funds may engage in such transactions in both U.S. and non-U.S. markets. To the extent a Fund enters into such transactions in markets other than in the United States, the Fund may be subject to certain currency, settlement, liquidity, trading and other risks similar to those described above with respect to the Fund’s investments in foreign securities. In addition, certain Funds may engage in such transactions as a

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substitute for securities in which the Fund invests, to increase exposure to a foreign currency, to shift exposure from one foreign currency to another, for risk management purposes or to increase income or gain to the Fund.

          While a Fund’s use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the net asset value of the Fund will fluctuate. There can be no assurance that a Fund’s hedging transactions will be effective. Furthermore, a Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in currency exchange rates occur.

          Certain Funds are authorized to deal in forward foreign exchange between currencies of the different countries in which the Fund will invest and multi-national currency units as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements entered into in the interbank market to purchase or sell one specified currency for another currency at a specified future date (up to one year) and price at the time of the contract. A Fund’s dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions.

          Transaction Hedging. When a Fund engages in transaction hedging, it enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of their portfolio securities. A Fund will engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

          A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. Certain Funds reserve the right to purchase and sell foreign currency futures contracts traded in the United States and subject to regulation by the Commodity Futures Trading Commission (“CFTC”).

          For transaction hedging purposes, a Fund may also purchase U.S. exchange-listed call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the foreign currency futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.

          Position Hedging. When engaging in position hedging, a Fund will enter into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which their portfolio securities are denominated or an increase in the value of currency for securities which a Fund’s Adviser expects to purchase. In connection with the position hedging, the Fund may purchase or sell foreign currency forward contracts or foreign currency on a spot basis. A Fund may purchase U.S. exchange-listed put or call options on foreign currency and foreign currency futures contracts and buy or sell foreign currency futures contracts traded in the United States and subject to regulation by the CFTC.

          The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

          Forward Foreign Currency Exchange Contracts. For hedging purposes or to increase income or gain, a Fund may purchase forward foreign currency exchange contracts , sometimes referred to as “currency forwards” (“Forward Contracts”), which involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties in an amount and at a price set at the time of the contract. In the case of a cancelable Forward Contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The

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contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers, so no intermediary is required. A Forward Contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

          At the maturity of a Forward Contract, a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

          Foreign Currency Futures Contracts. Certain Funds may purchase foreign currency futures contracts. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange. A Fund may enter into foreign currency futures contracts for hedging purposes and other risk management purposes as defined in CFTC regulations. Certain Funds may also enter into foreign currency futures transactions to increase exposure to a foreign currency, to shift exposure from one foreign currency to another or to increase income or gain to the Fund.

          At the maturity of a futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

          Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. There is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position; in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

          For more information on futures contacts, see “Futures Contracts” under the heading “Options and Futures Transactions” below.

          Foreign Currency Options. Certain Funds may purchase U.S. exchange-listed call and put options on foreign currencies. Such options on foreign currencies operate similarly to options on securities. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

          A Fund is authorized to purchase or sell listed foreign currency options and currency swap contracts as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities (including securities denominated in the Euro) owned by the Fund, sold by the Fund but not yet delivered, committed or anticipated to be purchased by the Fund, or in transaction or cross-hedging strategies. As an illustration, a Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-dominated security. In such circumstances, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund also may sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”). By selling the call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar.

          Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the right to buy or to sell a currency at a fixed price on a future date. Listed options are third-party contracts (i.e., performance of the parties’ obligations is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized strike prices and expiration dates. OTC options are two-party contracts and have negotiated strike prices and expiration dates. Options on futures contracts are traded on boards of trade or futures exchanges. Currency swap contracts are negotiated two-party agreements entered into in the

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interbank market whereby the parties exchange two foreign currencies at the inception of the contract and agree to reverse the exchange at a specified future time and at a specified exchange rate.

          The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than those for round lots.

          There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealer or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options market.

          Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

          Non-Deliverable Forwards. Some of the Funds may also invest in non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies that are thinly-traded, illiquid or otherwise non-convertible (each a “Reference Currency”). NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

          Although NDFs are similar to forward foreign currency exchange contracts (which the Funds are currently permitted to enter into), NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

          NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill to its obligations. The Funds will segregate or earmark liquid assets in an amount equal to the marked to market, on a daily basis, of the NDF.

          The Funds will typically use NDFs for hedging purposes, but may from time to time, use such instruments to increase income or gain. The use of NDFs for hedging or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Funds’ respective returns.

          Other Foreign Currency Hedging Strategies. New options and futures contracts and other financial products, and various combinations thereof, continue to be developed, and certain Funds may invest in any such options, contracts and products as may be developed to the extent consistent with the Fund’s investment objective, and the regulatory requirements applicable to investment companies, and subject to the supervision of the Trust’s Board of Trustees.

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          Risk Factors in Hedging Transactions. The following is a summary of certain risks associated with foreign currency hedging transactions:

          Imperfect Correlation. Foreign currency hedging transactions present certain risks. In particular, the variable degree of correlation between price movements of the instruments used in hedging strategies and price movements in the security being hedged creates the possibility that losses on the hedging transaction may be greater than gains in the value of a Fund’s securities.

          Liquidity. Hedging instruments may not be liquid in all circumstances. As a result, in volatile markets, the Funds may not be able to dispose of or offset a transaction without incurring losses. Although the contemplated use of hedging instruments should tend to reduce the risk of loss due to a decline in the value of the hedged security, at the same time the use of these instruments could tend to limit any potential gain which might result from an increase in the value of such security.

          Leverage and Volatility Risk. Derivative instruments, including foreign currency derivatives, may sometimes increase or leverage a Fund’s exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Fund.

          Judgment of the Adviser. Successful use of hedging instruments by a Fund depends upon the ability of the applicable Adviser to predict correctly movements in the direction of interest and currency rates and other factors affecting markets for securities. If the expectations of the applicable Adviser are not met, a Fund would be in a worse position than if a hedging strategy had not been pursued. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its hedging positions. In addition, when hedging with instruments that require variation margin payments, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements.

          Other Risks. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. Thus, a Fund may have to sell securities at a time when it is disadvantageous to do so.

          It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward contract or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

          Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or expects to purchase or sell. Rather, an Adviser will employ these techniques in an effort to maintain an investment portfolio that is relatively neutral to fluctuations in the value of the U.S. dollar relative to major foreign currencies and establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from the increase in the value of such currency. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the anticipated devaluation level.

Inverse Floaters and Interest Rate Caps

          Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. The market value of an inverse floater will vary inversely with changes in market interest rates and will be more volatile in response to interest rate changes than that of a fixed rate obligation. Interest rate caps are financial instruments under which payments occur if an interest rate index exceeds a certain predetermined interest rate level, known as the cap rate, which is tied to a

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specific index. These financial products will be more volatile in price than securities which do not include such a structure.

Investment Company Securities and Exchange Traded Funds

          Investment Company Securities. A Fund may acquire the securities of other investment companies to the extent permitted under the 1940 Act and consistent with its investment objective and strategies. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. The 1940 Act’s limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a fund.

          The 1940 Act’s limits summarized above do not apply to any JPMorgan Fund which is a fund of funds (“Fund of Funds”) such as the JPMorgan Investor Funds (the “Investor Funds’) or the JPMorgan SmartRetirement Funds or to other Funds to the extent permitted by an order or rule issued by the SEC or as permitted by the 1940 Act. Effective July 31, 2006, under SEC Rule 12d1-1, any of the Funds may invest in affiliated and unaffiliated money market funds without limit subject to the acquiring Fund’s investment policies and restrictions and the conditions of the rule.

          Pursuant to exemptive rules under the 1940 Act effective as of July 31, 2006, funds of funds that previously were permitted only to invest in affiliated funds, government securities and short-term paper are now permitted under certain circumstances to invest in: (1) unaffiliated investment companies (subject to certain limits), (2) other types of securities (such as stocks, bonds and other securities) not issued by an investment company that are consistent with the fund’s investment policies and (3) affiliated or unaffiliated money market funds as part of “cash sweep” arrangements. One consequence of these new rules is that any fund, whether or not previously designated as a fund of funds, may invest without limit in affiliated funds if the acquisition is consistent with the investment policies of the fund and the restrictions of the rules. A Fund investing in affiliated funds under these new rules could not invest in a Fund that did not have a policy prohibiting it from investing in shares of other funds in reliance on Section 12(d)(1)( F ) and ( G ) of the 1940 Act.

          Exchange Traded Funds (“ETFs”). ETFs are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. Broad based ETFs typically track a broad group of stocks from different industries and market sectors. For example, iShares S&P 500 Index Fund and Standard and Poor’s Depositary Receipts are ETFs that track the S&P 500 Index. Sector ETFs track companies represented in related industries within a sector of the economy. International ETFs track a group of stocks from a specific country.

          ETFs also may hold a portfolio of debt securities. For example, iShares Lehman 1-3 Year Treasury Bond Fund invests in a portfolio of publicly issued, U.S. Treasury securities designed to track the Lehman Brothers 1-3 Year Treasury Index. Similarly, iShares GS $ Investor Corporate Bond Fund is designed to track a segment of the U.S. investment grade corporate bond market as defined by the GS $ InvesTop Index.

          ETFs invest in a securities portfolio that includes substantially all of the securities (in substantially the same weights) as the securities included in the designated index. ETFs are traded on an exchange and, in some cases may not be redeemed. The results of ETFs will not match the performance of the designated index due to reductions in the performance attributable to transaction and other expenses, including fees paid by the ETF to service providers. ETFs are subject to risks specific to the performance of a few component securities if such securities represent a highly concentrated weighting in the designated index. ETFs are eligible to receive their portion of dividends, if any, accumulated on the securities held in trust, less fees and expenses of the trust.

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          The investment vehicles issuing ETFs may not be actively managed. Rather, the investment vehicle’s objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold at times when an actively managed fund would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if the investment vehicle was not fully invested in such securities.

          Select sector ETFs and other types of ETFs continue to be developed. As new products are developed, the Funds may invest in them to the extent consistent with the Fund’s investment objective, policies and restrictions.

          Unless permitted by the 1940 Act or an order or rule issued by the SEC, the Fund’s investments in unaffiliated ETFs are subject to certain percentage limitations of the 1940 Act regarding investments in other investment companies. As a general matter, these percentage limitations currently require a Fund to limit its investments in any one issue of ETFs to 5% of the Fund’s total assets and 3% of the outstanding voting securities of the ETF issue. Moreover, a Fund’s investments in all ETFs may not currently exceed 10% of the Fund’s total assets under the 1940 Act, when aggregated with all other investments in investment companies.

          SEC exemptive orders granted to various iShares funds (which are ETFs) and other ETFs and their investment advisers permit the Funds to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs.

Loan Participations and Assignments

          Some of the Funds may invest in fixed and floating rate loans (“Loans”). Loans are typically arranged through private negotiations between borrowers (which may be corporate issuers or issuers of sovereign debt obligations) and one or more financial institutions (“Lenders”). Generally, the Funds invest in Loans by purchasing Loan participations (“Participations”) or assignments of all or a portion of Loans (“Assignments”) from third parties.

          Typically, a Fund will have a contractual relationship only with the Lender and not with the borrower when it purchases a Participation. In contrast, a Fund has direct rights against the borrower on the Loan when it purchases an Assignment. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

          Loan Participations and assignments include synthetic letters of credit. In a synthetic letter of credit transaction, the Lender typically creates a special purpose entity or a credit linked deposit account for the purpose of funding a letter of credit to the borrower. When a Fund invests in a synthetic letter of credit, the Fund is typically paid a rate based on the Lender’s borrowing costs and the terms of the synthetic letter of credit. Synthetic letters of credit are typically structured as Assignments with the Fund acquiring direct rights against the Borrower.

          Limitations on Investments in Loan Participations and Assignments. Loan Participations and assignments may be illiquid. As a result, a Fund will invest no more than 15% of its net assets (10% for the Money Market Funds) in these investments. If a government entity is a borrower on a Loan, the Fund will consider the government to be the issuer of a Participation or Assignment for purposes of a Fund’s fundamental investment policy that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government).

          Risk Factors of Loan Participations and Assignments. A Fund may have difficulty disposing of Assignments and Participations because to do so it would have to assign such securities to a third party. Given that there is no liquid market for such securities, the Funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund’s ability to dispose of particular Assignments or Participations when necessary to meet a Fund’s liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for

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Assignments and Participations also may make it more difficult for a Fund to assign a value to those securities when valuing the Fund’s securities and calculating its net asset value.

Miscellaneous Investment Strategies and Risks

          Borrowings. A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative or emergency purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

          Certain types of investments are considered to be borrowings under precedents issued by the SEC. Such investments are subject to the limitations as well as asset segregation requirements. In addition, each Fund may enter into Interfund Lending Arrangements. Please see “Interfund Lending”.

          Commodity-Linked Derivatives. Commodity-linked derivatives are derivative instruments the value of which is linked to the value of a commodity, commodity index or commodity futures contract. A Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Use of leveraged commodity-linked derivatives creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s net asset value), and there can be no assurance that a Fund’s use of leverage will be successful. Tax considerations may limit a Fund’s ability to pursue investments in commodity-linked derivatives.

          Interfund Lending. To satisfy redemption requests or to cover unanticipated cash shortfalls, a Fund may enter into lending agreements (“Interfund Lending Agreements”) under which the Fund would lend money and borrow money for temporary purposes directly to and from another JPMorgan Fund through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the Funds permitting such interfund lending. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act or the amount permitted by its investment limitations. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

          If a Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

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          A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another JPMorgan Fund, the Fund’s interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility on a secured basis only. A Fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act.

          No Fund may lend to another Fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending Fund’s net assets at the time of the loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event may the duration exceed seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund.

          The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another Fund. A delay in repayment to a lending Fund could result in a lost opportunity or additional lending costs.

          Master Limited Partnerships. Certain companies are organized as master limited partnerships (“MLPs”) in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in a MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.

          The risks of investing in a MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

          New Financial Products. New options and futures contracts and other financial products, and various combinations thereof, including over-the-counter products, continue to be developed. These various products may be used to adjust the risk and return characteristics of certain Funds’ investments. These various products may increase or decrease exposure to security prices, interest rates, commodity prices, or other factors that affect security values, regardless of the issuer’s credit risk. If market conditions do not perform as expected, the performance of a Fund would be less favorable than it would have been if these products were not used. In addition, losses may occur if counterparties involved in transactions do not perform as promised. These products may expose the Fund to potentially greater return as well as potentially greater risk of loss than more traditional fixed income investments.

          Private Placements, Restricted Securities and Other Unregistered Securities. Subject to its policy limitation, a Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) under the Securities Act of 1933, as amended (the “1933 Act”), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business

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at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

          A Fund is subject to a risk that should the Fund decide to sell illiquid securities when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund’s net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

          The Funds may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act and other restricted securities (i.e., other securities subject to restrictions on resale). Section 4(2) commercial paper (“4(2) paper”) is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Funds, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. 4(2) paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in 4(2) paper, thus providing liquidity. The Funds believe that 4(2) paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Funds intend, therefore, to treat restricted securities that meet the liquidity criteria established by the Board of Trustees, including 4(2) paper and Rule 144A Securities, as determined by the Fund’s Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities.

          The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under an SEC Staff position set forth in the adopting release for Rule 144A under the 1933 Act (“Rule 144A”). Rule 144A is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. Rule 144A provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. Rule 144A was expected to further enhance the liquidity of the secondary market for securities eligible for resale. The Funds believe that the Staff of the SEC has left the question of determining the liquidity of all restricted securities to the Trustees. The Trustees have directed each Fund’s Adviser to consider the following criteria in determining the liquidity of certain restricted securities:

•	the frequency of trades and quotes for the security;

•	the number of dealers willing to purchase or sell the security and the number of other potential buyers;

•	dealer undertakings to make a market in the security; and

•	the nature of the security and the nature of the marketplace trades.

          Certain 4(2) paper programs cannot rely on Rule 144A because, among other things, they were established before the adoption of the rule. However, the Trustees may determine for purposes of the Trust’s liquidity requirements that an issue of 4(2) paper is liquid if the following conditions, which are set forth in a 1994 SEC no-action letter, are met:

•	The 4(2) paper must not be traded flat or in default as to principal or interest;

•

The 4(2) paper must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or if unrated, is determined by a Fund’s Adviser to be of equivalent quality;

•

The Fund’s Adviser must consider the trading market for the specific security, taking into account all relevant factors, including but not limited, to whether the paper is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in that paper, or is administered by a direct issuer pursuant to a direct placement program;

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•

The Fund’s Adviser shall monitor the liquidity of the 4(2) paper purchased and shall report to the Board of Trustees promptly if any such securities are no longer determined to be liquid if such determination causes a Fund to hold more than 10% of its net assets in illiquid securities in order for the Board of Trustees to consider what action, if any, should be taken on behalf of the Trust, unless the Fund’s Adviser is able to dispose of illiquid assets in an orderly manner in an amount that reduces the Fund’s holdings of illiquid assets to less than 10% of its net assets; and

•	The Fund’s Adviser shall report to the Board of Trustees on the appropriateness of the purchase and retention of liquid restricted securities under these guidelines no less frequently than quarterly.

          Securities Issued in Connection with Reorganizations and Corporate Restructuring. Debt securities may be downgraded and issuers of debt securities including investment grade securities may default in the payment of principal or interest or be subject to bankruptcy proceedings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. A Fund may hold such common stock and other securities even though it does not ordinarily invest in such securities.

          Temporary Defensive Positions. To respond to unusual market conditions, certain of the Funds may invest their assets in cash or cash equivalents. Cash equivalents are highly liquid, high quality instruments with maturities of three months or less on the date they are purchased (“Cash Equivalents”) for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer term investments and may prevent the Funds from meeting their investment objectives. The percentage of Fund assets that a Fund may invest in cash or cash equivalents is described in the applicable Fund’s Prospectuses. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements with maturities of 7 days or less (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds, and bank money market deposit accounts.

Mortgage-Related Securities

          Mortgages (Directly Held). Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by a Fund’s Adviser.

          Directly placed mortgages may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, such Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of a Fund or the Fund’s Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

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          Mortgage-Backed Securities (CMOS and REMICS). Mortgage-backed securities include collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduits (“REMICs”). A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

          Mortgage-backed securities represent pools of mortgage loans assembled for sale to investors by:

•	various governmental agencies such as the Government National Mortgage Association (“Ginnie Mae”);

•	government-related organizations such as the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”); and

•

non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies (non-governmental mortgage securities cannot be treated as U.S. government securities for purposes of investment policies).

          There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue.

          Ginnie Mae Securities. Mortgage-related securities issued by Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates which are guaranteed as to the timely payment of principal and interest by Ginnie Mae. Ginnie Mae’s guarantee is backed by the full faith and credit of the United States. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

          Fannie Mae Securities. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Mae Certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae.

          Freddie Mac Securities. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned by private stockholders. Freddie Mac Certificates are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac Certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

          CMOs and guaranteed REMIC pass-through certificates (“REMIC Certificates”) issued by Fannie Mae, Freddie Mac, Ginnie Mae and private issuers are types of multiple class pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests or “residual” interests. The Funds do not currently intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC Trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage pass-through certificates (the “Mortgage Assets”). The obligations of Fannie Mae, Freddie Mac or Ginnie Mae under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae, Freddie Mac or Ginnie Mae, respectively.

Fannie Mae REMIC Certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie

Part II - 23

Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

          Freddie Mac REMIC Certificates. Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal on certain PCs referred to as “Gold PCs.”

          Ginnie Mae REMIC Certificates. Ginnie Mae guarantees the full and timely payment of interest and principal on each class of securities (in accordance with the terms of those classes as specified in the related offering circular supplement). The Ginnie Mae guarantee is backed by the full faith and credit of the United States of America.

          REMIC Certificates issued by Fannie Mae, Freddie Mac and Ginnie Mae are treated as U.S. Government securities for purposes of investment policies.

          CMOs and REMIC Certificates provide for the redistribution of cash flow to multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. This reallocation of interest and principal results in the redistribution of prepayment risk across different classes. This allows for the creation of bonds with more or less risk than the underlying collateral exhibits. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

          The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

          Additional structures of CMOs and REMIC Certificates include, among others, principal only structures, interest only structures, inverse floaters and “parallel pay” CMOs and REMIC Certificates. Certain of these structures may be more volatile than other types of CMO and REMIC structures. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

          A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount of principal payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes. The

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Z-Bonds in which the Funds may invest may bear the same non-credit-related risks as do other types of Z-Bonds. Z-Bonds in which the Fund may invest will not include residual interest.

          Total Annual Operating Expenses set forth in the fee table and Financial Highlights section of each Fund’s Prospectus do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

          Mortgage Dollar Rolls. When a Fund enters into mortgage dollar rolls, it sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. When a Fund enters into mortgage dollar rolls, the Fund will earmark and reserve until the settlement date Fund assets, in cash or liquid securities, in an amount equal to the forward purchase price. A Fund benefits to the extent of:

•	any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”); or

•	fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase.

          Unless such benefits exceed the income, capital appreciation or gains on the securities sold as part of the mortgage dollar roll, the investment performance of a Fund will be less than what the performance would have been without the use of mortgage dollar rolls. The benefits of mortgage dollar rolls may depend upon a Fund’s Adviser’s ability to predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. The Funds currently intend to enter into mortgage dollar rolls that are accounted for as a financing transaction. For purposes of diversification and investment limitations, mortgage dollar rolls are considered to be mortgage-backed securities.

          Stripped Mortgage-Backed Securities. Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities issued outside the REMIC or CMO structure. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets (“IOs”), while the other class will receive all of the principal (“POs”). Mortgage IOs receive monthly interest payments based upon a notional amount that declines over time as a result of the normal monthly amortization and unscheduled prepayments of principal on the associated mortgage POs.

          In addition to the risks applicable to Mortgage-Related Securities in general, SMBS are subject to the following additional risks:

          Prepayment/Interest Rate Sensitivity. SMBS are extremely sensitive to changes in prepayments and interest rates. Even though these securities have been guaranteed by an agency or instrumentality of the U.S. government, under certain interest rate or prepayment rate scenarios, the Funds may lose money on investments in SMBS.

Interest Only SMBS. Changes in prepayment rates can cause the return on investment in IOs to be highly volatile. Under extremely high prepayment conditions, IOs can incur significant losses.

          Principal Only SMBS. POs are bought at a discount to the ultimate principal repayment value. The rate of return on a PO will vary with prepayments, rising as prepayments increase and falling as prepayments decrease. Generally, the market value of these securities is unusually volatile in response to changes in interest rates.

          Yield Characteristics. Although SMBS may yield more than other mortgage-backed securities, their cash flow patterns are more volatile and there is a greater risk that any premium paid will not be fully recouped. A Fund’s Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain analytical and hedging techniques.

                    Adjustable Rate Mortgage Loans. Certain Funds may invest in adjustable mortgage rate loans (“ARMs”). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest

Part II - 25

Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

          Adjustable interest rates can cause payment increases that some borrowers may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payment protect borrowers from unlimited interest rate and payment increases.

          Certain ARMs may provide for periodic adjustments of scheduled payments in order to amortize fully the mortgage loan by its stated maturity. Other ARMs may permit their stated maturity to be extended or shortened in accordance with the portion of each payment that is applied to interest as affected by the periodic interest rate adjustments.

          There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury bill rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Fund’s portfolio and therefore in the net asset value of the Fund’s shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

          In general, changes in both prepayment rates and interest rates will change the yield on Mortgage-Backed Securities. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As is the case with fixed mortgage loans, ARMs may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their ARMs to “lock-in” a lower fixed interest rate. Conversely, if prevailing interest rates rise significantly, ARMs may prepay at lower rates than if prevailing rates remain at or below those in effect at the time such ARMs were originated. As with fixed rate mortgages, there can be no certainty as to the rate of prepayments on the ARMs in either stable or changing interest rate environments. In addition, there can be no certainty as to whether increases in the principal balances of the ARMs due to the addition of deferred interest may result in a default rate higher than that on ARMs that do not provide for negative amortization.

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          Other factors affecting prepayment of ARMs include changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgage properties and servicing decisions.

          Risk Factors of Mortgage-Related Securities. The following is a summary of certain risks associated with Mortgage-Related Securities:

          Guarantor Risk. There can be no assurance that the U.S. government would provide financial support to Fannie Mae or Freddie Mac if necessary in the future. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

          Interest Rate Sensitivity. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security’s return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Fund will receive when these amounts are reinvested.

          Market Value. The market value of the Fund’s adjustable rate Mortgage-Backed Securities may be adversely affected if interest rates increase faster than the rates of interest payable on such securities or by the adjustable rate mortgage loans underlying such securities. Furthermore, adjustable rate Mortgage-Backed Securities or the mortgage loans underlying such securities may contain provisions limiting the amount by which rates may be adjusted upward and downward and may limit the amount by which monthly payments may be increased or decreased to accommodate upward and downward adjustments in interest rates.

          Prepayments. Adjustable rate Mortgage-Backed Securities have less potential for capital appreciation than fixed rate Mortgage-Backed Securities because their coupon rates will decline in response to market interest rate declines. The market value of fixed rate Mortgage-Backed Securities may be adversely affected as a result of increases in interest rates and, because of the risk of unscheduled principal prepayments, may benefit less than other fixed rate securities of similar maturity from declining interest rates. Finally, to the extent Mortgage-Backed Securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the Fund’s principal investment to the extent of the premium paid. On the other hand, if such securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income.

          Yield Characteristics. The yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. As with fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater prepayment rate in a declining interest rate environment. The yields to maturity of the Mortgage-Backed Securities in which the Funds invest will be affected by the actual rate of payment (including prepayments) of principal of the underlying mortgage loans. The mortgage loans underlying such securities generally may be prepaid at any time without penalty. In a fluctuating interest rate environment, a predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on the mortgage loans and prevailing mortgage loan interest rates taking into account the cost of any refinancing. In general, if mortgage loan interest rates fall sufficiently below the interest rates on fixed rate mortgage loans underlying mortgage pass-through securities, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on the fixed rate mortgage loans underlying the mortgage pass-through securities, the rate of prepayment may be expected to decrease.

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Municipal Securities

          Municipal Securities are issued to obtain funds for a wide variety of reasons. For example, municipal securities may be issued to obtain funding for the construction of a wide range of public facilities such as:

1.	bridges;

2.	highways;

3.	roads;

4.	schools;

5.	waterworks and sewer systems; and

6.	other utilities.

Other public purposes for which Municipal Securities may be issued include:

1.	refunding outstanding obligations,

2.	obtaining funds for general operating expenses, and

3.	obtaining funds to lend to other public institutions and facilities.

          In addition, certain debt obligations known as “Private Activity Bonds” may be issued by or on behalf of municipalities and public authorities to obtain funds to provide:

1.	water, sewage and solid waste facilities;

2.	qualified residential rental projects;

3.	certain local electric, gas and other heating or cooling facilities;

4.	qualified hazardous waste facilities;

5.	high-speed intercity rail facilities;

6.	governmentally-owned airports, docks and wharves and mass transportation facilities;

7.	qualified mortgages;

8.	student loan and redevelopment bonds; and

9.	bonds used for certain organizations exempt from Federal income taxation.

          Certain debt obligations known as “Industrial Development Bonds” under prior Federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide:

1.	privately operated housing facilities;

2.	sports facilities;

3.	industrial parks;

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4.	convention or trade show facilities;

5.	airport, mass transit, port or parking facilities;

6.	air or water pollution control facilities;

7.	sewage or solid waste disposal facilities; and

8.	facilities for water supply.

          Other private activity bonds and industrial development bonds issued to fund the construction, improvement, equipment or repair of privately-operated industrial, distribution, research, or commercial facilities may also be Municipal Securities, however the size of such issues is limited under current and prior Federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under Federal tax law by an annual “volume cap.” The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all governmental instrumentalities in the state.

          The two principal classifications of Municipal Securities consist of “general obligation” and “limited” (or revenue) issues. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer’s general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer’s legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds and industrial development bonds generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds is generally related to the credit of the bank selected to provide the letter of credit underlying the bond. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).

          The Funds may also acquire “moral obligation” issues, which are normally issued by special purpose authorities, and in other tax-exempt investments including pollution control bonds and tax-exempt commercial paper. Each Fund that may purchase municipal bonds may purchase:

1.	Short-term tax-exempt General Obligations Notes;

2.	Tax Anticipation Notes;

3.	Bond Anticipation Notes;

4.	Revenue Anticipation Notes;

5.	Project Notes; and

6.	Other forms of short-term tax-exempt loans.

          Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the Federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

          There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications. Also, the yields on Municipal Securities depend upon a variety of factors, including:

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1.	general money market conditions;

2.	coupon rate;

3.	the financial condition of the issuer;

4.	general conditions of the municipal bond market;

5.	the size of a particular offering;

6.	the maturity of the obligations; and

7.	the rating of the issue.

          The ratings of Moody’s and S&P represent their opinions as to the quality of Municipal Securities. However, ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligations.

          Municipal Securities may include obligations of municipal housing authorities and single-family mortgage revenue bonds. Weaknesses in Federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations.

          Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

          Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Municipal leases may be considered to be illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. The Board of Trustees is responsible for determining the credit quality of unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the lease will not be canceled.

          Premium Securities. During a period of declining interest rates, many Municipal Securities in which the Funds invest likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium.

          Risk Factors in Municipal Securities. The following is a summary of certain risks associated with Municipal Securities:

          Tax Risk. The Internal Revenue Code of 1986, as amended (the “Code”), imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the United States of America. Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

           As discussed in the prospectuses for certain Funds, the Supreme Court has agreed to hear an appeal of a state court decision that might significantly affect how states tax in-state and out-of-state municipal bonds. A Kentucky state court held that a Kentucky law violates the U.S. Constitution by treating, for Kentucky state tax purposes, the interest income on in-state municipal bonds differently from the income on out-of-state municipal bonds. If the Supreme Court affirms this holding, most states likely will revisit the way in which they treat the interest on municipal bonds, and this has the potential to increase significantly the amount of state tax paid by shareholders on exempt-interest dividends. The Supreme Court likely will hold oral arguments on this case in the fall of 2007 and issue a decision

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sometime thereafter. You should consult your tax advisor to discuss the tax consequences of your investment in the Funds.

          Housing Authority Tax Risk. The exclusion from gross income for Federal income tax purposes for certain housing authority bonds depends on qualification under relevant provisions of the Code and on other provisions of Federal law. These provisions of Federal law contain requirements relating to the cost and location of the residences financed with the proceeds of the single-family mortgage bonds and the income levels of tenants of the rental projects financed with the proceeds of the multi-family housing bonds. Typically, the issuers of the bonds, and other parties, including the originators and servicers of the single-family mortgages and the owners of the rental projects financed with the multi-family housing bonds, covenant to meet these requirements. However, there is no assurance that the requirements will be met. If such requirements are not met:

•	the interest on the bonds may become taxable, possibly retroactively from the date of issuance;

•	the value of the bonds may be reduced;

•	you and other Shareholders may be subject to unanticipated tax liabilities;

•	a Fund may be required to sell the bonds at the reduced value;

•	it may be an event of default under the applicable mortgage;

•	the holder may be permitted to accelerate payment of the bond; and

•	the issuer may be required to redeem the bond.

          In addition, if the mortgage securing the bonds is insured by the Federal Housing Administration (“FHA”), the consent of the FHA may be required before insurance proceeds would become payable.

          Information Risk. Information about the financial condition of issuers of Municipal Securities may be less available than about corporations having a class of securities registered under the SEC.

          State and Federal Laws. An issuer’s obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. These laws may extend the time for payment of principal or interest, or restrict the Fund’s ability to collect payments due on Municipal Securities. In addition, recent amendments to some statutes governing security interests (e.g., Revised Article 9 of the Uniform Commercial Code) change the way in which security interests and liens securing Municipal Securities are perfected. These amendments may have an adverse impact on existing Municipal Securities (particularly issues of Municipal Securities that do not have a corporate trustee who is responsible for filing UCC financing statements to continue the security interest or lien).

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          Litigation and Current Developments. Litigation or other conditions may materially and adversely affect the power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt obligations, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s Municipal Securities in the same manner.

          New Legislation. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax exempt bonds, and similar proposals may be introduced in the future. The Supreme Court has held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of such proposals could have on (i) the availability of Municipal Securities for investment by the Funds, and (ii) the value of the investment portfolios of the Funds.

          Limitations on the Use of Municipal Securities. The Funds may invest in Municipal Securities if the Adviser determines that such Municipal Securities offer attractive yields. The Funds may invest in Municipal Securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Municipal Securities, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Municipal Securities will to the same extent as interest on such Municipal Securities be exempt from federal income tax and state income tax (where applicable) and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. The Funds may also invest in Municipal Securities by purchasing from banks participation interests in all or part of specific holdings of Municipal Securities. Such participation interests may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from a Fund in connection with the arrangement.

          Each Fund will limit its investment in municipal leases to no more than 5% of its total assets.

Options and Futures Transactions

          A Fund may purchase and sell (a) exchange traded and over-the-counter (“OTC”) put and call options on securities, indexes of securities and futures contracts on securities and indexes of securities and (b) futures contracts on securities and indexes of securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

          Subject to its investment objective and policies, a Fund may use futures contracts and options for hedging and risk management purposes and to seek to enhance portfolio performance. A Fund may not use future contracts and options for speculation.

          Options and futures contracts may be used to manage a Fund’s exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund’s investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund’s overall strategy in a manner deemed appropriate by the Fund’s Adviser and consistent with the Fund’s objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

          The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund’s return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If a Fund’s Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund’s return. Certain strategies limit a Fund’s possibilities to realize gains, as well as its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will

Part II - 32

incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions, and these transactions could significantly increase the Fund’s turnover rate.

          The Funds have filed a 4.5 notice under the Commodity Exchange Act and are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, who is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

          Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual purchase or sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

          The buyer of a typical put option can expect to realize a gain if the value of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

          The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

          Selling (Writing) Put and Call Options. When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for the receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

          If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

          Writing a call option obligates a Fund to sell or deliver the option’s underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

          The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

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          Engaging in Straddles and Spreads. In a straddle transaction, a Fund either buys a call and a put or sells a call and a put on the same security. In a spread, a Fund purchases and sells a call or a put. A Fund will sell a straddle when the Fund’s Adviser believes the price of a security will be stable. The Fund will receive a premium on the sale of the put and the call. A spread permits a Fund to make a hedged investment that the price of a security will increase or decline.

          Options on Indexes. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because a Fund’s investments generally will not match the composition of an index.

          For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option (as defined below), it will be relying on its counterparty to perform its obligations and the Fund may incur additional losses if the counterparty is unable to perform.

          Exchange-Traded and OTC Options. All options purchased or sold by a Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (“OTC options”) that meet creditworthiness standards approved by the Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

          Provided that a Fund has arrangements with certain qualified dealers who agree that a Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

          Futures Contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or , in the case of an index futures contract, to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or , in the case of an index futures contract, to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position.

          When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

          The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it will be required to deposit “initial margin” with a futures commission merchant (“FCM”). Initial margin deposits are typically equal to a small percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures

Part II - 34

positions. Until it closes out a futures position, a Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of a Fund’s investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Each Fund will earmark and reserve Fund assets, in cash or liquid securities, in connection with its use of options and futures contracts to the extent required by the staff of the SEC. Such assets cannot be sold while the futures contract or option is outstanding unless they are replaced with other suitable assets. As a result, there is a possibility that earmarking and reservation of a large percentage of a Fund’s assets could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

          The Funds only invest in futures contracts to the extent they could invest in the underlying instrument directly.

          Cash Equitization. The objective where equity futures are used to “equitize” cash is to match the notional value of all futures contracts to a Fund’s cash balance. The notional values of the futures contracts and of the cash are monitored daily. As the cash is invested in securities and/or paid out to participants in redemptions, the Adviser simultaneously adjusts the futures positions. Through such procedures, a Fund not only gains equity exposure from the use of futures, but also benefits from increased flexibility in responding to client cash flow needs. Additionally, because it can be less expensive to trade a list of securities as a package or program trade rather than as a group of individual orders, futures provide a means through which transaction costs can be reduced. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

          Options on Futures Contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of securities. Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of “variation margin” payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

          The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are earmarked by a Fund and set aside by the Fund, as required by the 1940 Act and the SEC’s interpretations thereunder.

          Combined Positions. Certain Funds may purchase and write options in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

          Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund’s current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund’s other investments.

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          Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

          Liquidity of Options and Futures Contracts. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its options or futures positions could also be impaired. (See “Exchange-Traded and OTC Options” above for a discussion of the liquidity of options not traded on an exchange.)

          Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Fund’s Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

          Asset Coverage for Futures Contracts and Options Positions. Although the Funds will not be commodity pools, certain derivatives subject the Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which a Fund can invest in such derivatives. A Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit.

          A Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in the amount prescribed. Such assets cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that the reservation of a large percentage of a Fund’s assets could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Real Estate Investment Trusts (“REITs”)

          Certain of the Funds may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which a Fund invests in addition to the expenses incurred directly by a Fund.

          Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any

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credit extended. REITs are dependent upon management skills and on cash flows, are not diversified, and are subject to default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.

          REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

          Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

•	limited financial resources;

•	infrequent or limited trading; and

•	more abrupt or erratic price movements than larger company securities.

          In addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

Repurchase Agreements

          Repurchase agreements may be entered into with brokers, dealers or banks that meet the Adviser’s credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed by the Adviser to be creditworthy, and only if the agreement is fully collateralized by securities in which such Fund is permitted to invest. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. Except in the case of a tri-party agreement, the maximum maturity of a repurchase agreement will be seven days. In the case of a tri-party agreement, the maximum maturity of a repurchase agreement will be 95 days, or as limited by the specific repurchase agreement. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of 95 days from the effective date of the repurchase agreement. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of a Fund’s restrictions on purchases of illiquid securities. A Fund will always receive securities as collateral during the term of the agreement whose market value is at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest. The repurchase agreements further authorize the Fund to demand additional collateral in the event that the dollar value of the collateral falls below 100%. A Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities.

          Certain Funds may also engage in repurchase agreement transactions that are collateralized by money market instruments or corporate debt securities that, at the time the transaction is entered into, are rated at least investment grade by the requisite NRSROs. For these repurchase agreement transactions, the Fund would look to the counterparty, and not the collateral, for determining such diversification. Other Funds may engage in repurchase agreement transactions that are collateralized by equity securities, debt securities, loan participations, or other securities including securities that are rated below investment grade or unrated securities of comparable quality.

          A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in

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connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller’s creditors than would be the case with securities owned by the Fund.

          Reverse Repurchase Agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is considered borrowing by a Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Fund will earmark and reserve Fund assets, in cash or liquid securities, in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which a Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of a Fund’s total assets.

Securities Lending

          To generate additional income, certain Funds may lend up to 33 1/3% of such Fund’s total assets pursuant to agreements requiring that the loan be continuously secured by collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. Typically, such collateral will consist of cash, but, to the extent permitted in the Securities Lending Agreement approved by the Board of Trustees, may include U.S. government securities or letters of credit. The Fund receives payments from the borrowers equivalent to the dividends and interest which would have been earned on the securities lent while simultaneously seeking to earn interest on the investment of cash collateral in U.S. government securities, shares of an investment trust or mutual fund, commercial paper, repurchase agreements, variable and floating rate instruments, restricted securities, asset-backed securities, and the other types of investments permitted by the applicable Fund’s Prospectuses or SAI and the investment guidelines included in the Securities Lending Agreement. Collateral is marked to market daily to provide a level of collateral at least equal to the market value plus accrued interest of the securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. There are no limits on the number of borrowers the Fund may use and the Fund may lend securities to only one or a small group of borrowers. Loans are subject to termination by the Fund or the borrower at any time, and are therefore not considered to be illiquid investments. The Fund does not have the right to vote proxies for securities on loan. However, the Fund’s Adviser will terminate a loan if the vote is considered material with respect to an investment.

Short Selling

          In short selling transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund, which may result in a loss or gain, respectively. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the security at the time of the short sale.

          Short sales of forward commitments and derivatives do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit linked instruments, and swap contracts.

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          A Fund may not always be able to borrow a security it wants to sell short. A Fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. The value of your investment in a Fund will fluctuate in response to movements in the market. Fund performance also will depend on the effectiveness of the Adviser’s research and the management team’s investment decisions.

          Short sales also involve other costs. A Fund must repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. To borrow the security, a Fund may be required to pay a premium. A Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for a Fund resulting from a short sale will be decreased and the amount of any ultimate loss will be increased, by the amount of premiums, interest or expenses a Fund may be required to pay in connection with the short shale. Until a Fund closes the short position, it will earmark and reserve Fund assets, in cash or liquid securities, to offset a portion of the leverage risk. Realized gains from short sales are typically treated as short-term gains/losses.

Short-Term Funding Agreements

          Short-term funding agreements issued by insurance companies are sometimes referred to as Guaranteed Investment Contracts (“GICs”), while those issued by banks are referred to as Bank Investment Contracts (“BICs”). Pursuant to such agreements, a Fund makes cash contributions to a deposit account at a bank or insurance company. The bank or insurance company then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. These contracts are general obligations of the issuing bank or insurance company (although they may be the obligations of an insurance company separate account) and are paid from the general assets of the issuing entity.

          A Fund will purchase short-term funding agreements only from banks and insurance companies which, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more. Generally, there is no active secondary market in short-term funding agreements. Therefore, short-term funding agreements may be considered by a Fund to be illiquid investments. To the extent that a short-term funding agreement is determined to be illiquid, such agreements will be acquired by a Fund only if, at the time of purchase, no more than 15% of the Fund’s net assets (10% for the Money Market Funds) will be invested in short-term funding agreements and other illiquid securities.

Structured Investments

          A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured instruments include structured notes. In addition to the risks applicable to investments in structured investments and debt securities in general, structured notes bear the risk that the issuer may not be required to pay interest on the structured note if the index rate rises above or falls below a certain level. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Structured investments include a wide variety of instruments including, without limitation, Collateralized Debt Obligations.

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          Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, a Fund’s ability to resell such a structured instrument may be more limited than its ability to resell other Fund securities. The Funds will treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of each Fund’s net assets (10% for the Money Market Funds), when combined with all other illiquid investments of each Fund.

          Total Annual Operating Expenses set forth in the fee table and Financial Highlights section of each Fund’s Prospectus do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

Swaps and Related Swap Products

           Swap transactions may include, but are not limited to, interest rate swaps , currency swaps, cross-currency interest rate swaps, forward rate agreements, contracts for differences, total return swaps, index swaps , basket swaps , specific security swaps , fixed income sectors swaps , commodity swaps, asset-backed swaps (ABX), credit default swaps, interest rate caps, floors and collars and swaptions (collectively defined as “swap transactions”).

          A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

          Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated by reference to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a “basket” of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap also known as a “swaption , ” upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the swaption as the counterparty.

          The “notional amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a “net basis”, and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

          The amount of a Fund’s potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund’s potential loss if it sells a cap or collar. If a Fund buys a cap,

Part II - 40

floor or collar, however, the Fund’s potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

          The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If a Fund’s Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund. A Fund’s Adviser will consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

          A Fund will earmark and reserve Fund assets, in cash or liquid securities, in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will earmark and reserve assets with a daily value at least equal to the excess, if any, of a Fund’s accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will earmark and reserve assets with a daily value at least equal to the full amount of a Fund’s accrued obligations under the agreement. A Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Fund’s Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

          The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by a Fund’s Adviser and approved by the Trustees which are based on various factors, including: (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund’s rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the applicable liquidity restriction on investments in securities that are not readily marketable.

          During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the contract.

          The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

          Credit Default Swaps. As described above, swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In the case of a credit default swap (“CDS”), the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). CDS include credit default swaps, which are contracts on individual securities, and CDX, which are contracts on baskets or indices of securities.

          Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. A Fund

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will earmark and reserve assets, in cash or liquid securities, to cover any accrued payment obligations when it is the buyer of CDS. In cases where a Fund is a seller of a CDS contract, the Fund will earmark and reserve assets, in cash or liquid securities, to cover its obligation.

          If a Fund is a seller of a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap.

          If a Fund is a buyer of a CDS contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.

          The use of CDSs, like all swap agreements, is subject to certain risks. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Synthetic Variable Rate Instruments

          Synthetic variable rate instruments generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par. A Fund’s Adviser reviews the structure of synthetic variable rate instruments to identify credit and liquidity risks (including the conditions under which the right to tender the instrument would no longer be available) and will monitor those risks. In the event that the right to tender the instrument is no longer available, the risk to the Fund will be that of holding the long-term bond. In the case of some types of instruments credit enhancement is not provided, and if certain events occur, which may include (a) default in the payment of principal or interest on the underlying bond, (b) downgrading of the bond below investment grade or (c) a loss of the bond’s tax exempt status, then the put will terminate and the risk to the Fund will be that of holding a long-term bond.

          Total Annual Operating Expenses set forth in the fee table and Financial Highlights section of each Fund’s Prospectus do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

Treasury Receipts

          A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”). Receipts in which an entity other than the government separates the interest and principal components are not considered government securities unless such securities are issued through the Treasury Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program.

Trust Preferred Securities

           Certain Funds may purchase trust preferred securities, also known as “trust preferreds”, which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. An issuer creates trust preferred securities by creating a trust and issuing debt to the trust. The

Part II - 42

trust in turn issues trust preferred securities. Trust preferred securities are hybrid securities with characteristics of both subordinated debt and preferred stock. Such characteristics include long maturities (typically 30 years or more), early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. In addition, trust preferred securities issued by bank holding company may allow deferral of interest payments for up to 5 years. Holders of trust preferred securities have limited voting rights to control the activities of the trust, and no voting rights with respect to the parent company.

U.S. Government Obligations

          U.S. government obligations may include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as STRIPS and Coupon Under Book Entry Safekeeping (“CUBES”). The Funds may also invest in TIPS.

          The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities.

          Other obligations include those issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the “full faith and credit” of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by Freddie Mac and Fannie Mae, which are supported only by the credit of such securities, but for which the Secretary of the Treasury has discretionary authority to purchase limited amounts of the agency’s obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments

          Securities may be purchased on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities, no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will earmark and reserve Fund assets, in cash or liquid securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities earmarked and reserved for such purpose and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

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          Forward Commitments. Securities may be purchased for delivery at a future date, which may increase their overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. In order to invest a Fund’s assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a Fund makes a commitment to purchase a security on a forward commitment basis, cash or liquid securities equal to the amount of such Fund’s commitments will be reserved for payment of the commitment. For the purpose of determining the adequacy of the securities reserved for payment of commitments, the reserved securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be reserved for payment of the commitment so that the value of the Fund’s assets reserved for payment of the commitments will equal the amount of such commitments purchased by the respective Fund.

          Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund’s portfolio are subject to changes in value based upon the public’s perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then-available cash flow, sale of securities reserved for payment of the commitment, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund’s payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

          To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

RISK MANAGEMENT

          Each Fund may employ non-hedging risk management techniques. Risk management strategies are used to keep the Funds fully invested and to reduce the transaction costs associated with cash flows into and out of a Fund. The Funds use a wide variety of instruments and strategies for risk management and the examples below are not meant to be exhaustive.

          Examples of risk management strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long-term securities, it might cause a Fund to purchase futures contracts on long term debt securities. Likewise, if the Adviser wishes to gain exposure to an instrument but does not wish to purchase the instrument it may use swaps and related instruments. Similarly, if the Adviser wishes to decrease exposure to fixed income securities or purchase equities, it could cause the Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques are not speculative, but because they involve leverage, include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

SPECIAL FACTORS AFFECTING CERTAIN FUNDS

          In addition to the investment strategies and policies described above, certain Funds may employ other investment strategies and policies, or similar strategies and policies to a greater extent, and, therefore, may be subject to additional risks or similar risks to a greater extent. For instance, certain Funds which invest in certain state specific securities may be subject to special

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considerations regarding such investments. For a description of such additional investment strategies and policies as well as corresponding risks for such Funds, see Part I of this SAI.

DIVERSIFICATION

          Certain Funds are diversified funds and as such intend to meet the diversification requirements of the 1940 Act. Please refer to the Fund’s Prospectus for information about whether the Fund is a diversified or non-diversified Fund. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund, the Fund may not invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of any one issuer, except cash or cash items, obligations of the U.S. government, its agencies and instrumentalities, and securities of other investment companies. As for the other 25% of a Fund’s assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer be unable to make interest or principal payments or should the market value of such securities decline.

          Each of the Money Market Funds intends to comply with the diversification requirements imposed by Rule 2a-7 of the 1940 Act.

          Certain other Funds are registered as non-diversified investment companies. A Fund is considered “non-diversified” because a relatively high percentage of the Fund’s assets may be invested in the securities of a single issuer or a limited number of issuers, primarily within the same economic sector. A non-diversified Fund’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company.

          Regardless of whether a Fund is diversified under the 1940 Act, all of the Funds will comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. See “Distributions and Tax Matters.”

DISTRIBUTIONS AND TAX MATTERS

          The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting each Fund and its shareholders. Except as otherwise noted in a Fund’s Prospectus, the Funds are not intended for foreign shareholders. As a result, this section does not address the tax consequences affecting any shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership. This section is based on the Code, the regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. The discussion is very general, and therefore prospective investors are urged to consult their tax advisors about the impact an investment in a Fund may have on their own tax situations and the possible application of foreign, state and local law.

          Each Fund generally will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.

          Qualification as a Regulated Investment Company. Each Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

(a)

derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, without regard to the deduction for

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dividends paid—generally, taxable ordinary income and any excess of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

(c)

diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities, that are limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than cash or cash items, or securities issued by the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer for the purposes of meeting this diversification requirement.

          In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. Certain of the Funds’ investments in MLPs may qualify as QPTPs and, therefore, the extent to which a Fund can invest in MLPs is limited by the Fund’s intention to qualify as a regulated investment company under the Code. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

          Gains from foreign currencies (including foreign currency options, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the 90% test. However, the Treasury Department has the authority to issue regulations (possibly retroactively) excluding from the definition of “qualifying income” a fund’s foreign currency gains to the extent that such income is not directly related to the fund’s principal business of investing in stock or securities.

          If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, defined below).

          Excise Tax on Regulated Investment Companies. If a Fund were to fail to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. The Funds intend to make distributions sufficient to avoid imposition of the 4% excise tax, although each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., the payment of the excise tax amount is deemed by a Fund to be de minimis). Certain derivative instruments give rise to ordinary income and loss. If a Fund has a taxable year that begins in one calendar year and ends in the next calendar year, the Fund will be required to make this excise tax distribution during its taxable year. There is a risk that a Fund could recognize income prior to making this excise tax distribution and could recognize losses after making this distribution. As a result, an excise tax distribution could constitute a return of capital (see discussion below).

          Fund Distributions. The Funds anticipate distributing substantially all of their net investment income for each taxable year. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a

Part II - 46

Fund owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable to shareholders as ordinary income. Distributions attributable to gain from the sale of MLPs that is characterized as ordinary income under the Code’s recapture provisions will be taxable as ordinary income. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. For taxable years beginning on or before December 31, 2010, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, each Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment interest for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company (“PFIC”).

          In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. In any event, if the qualified dividend income received by each Fund during any taxable year is 95% or more of its “gross income”, then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

          If a Fund receives dividends from an underlying fund, and the underlying fund designates such dividends as “qualified dividend income,” then the Fund may, in turn, designate a portion of its distributions as “qualified dividend income” as well, provided the Fund meets the holding period and other requirements with respect to shares of the underlying fund.

          Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2010.

          Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any Capital Gain Dividends received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of such Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

          A distribution paid to shareholders by a Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Funds will provide federal tax information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.

          If a Fund makes a distribution to its shareholders in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the

Part II - 47

extent of each shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by such shareholder of the shares.

          Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed.

          For corporate shareholders (other than S corporations), the dividends-received deduction will generally apply (subject to a holding period requirement imposed by the Code) to a Fund’s dividends paid from investment income to the extent derived from dividends received from U.S. corporations. However, any distributions received by a Fund from real estate investment trusts REITs and PFICs will not qualify for the corporate dividends-received deduction.

          Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans.

          Sale or Redemption of Shares. The sale, exchange, or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a non-corporate U.S. shareholder that is recognized in a taxable year beginning on or before December 31, 2010 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Depending on a shareholder’s percentage ownership in the Fund, a partial redemption of Fund shares could cause the shareholder to be treated as receiving a dividend, taxable as ordinary income in an amount equal to the full amount of the distribution, rather than capital gain income.

          Fund Investments. Certain investment and hedging activities of the Funds, including transactions in options, swaptions, futures contracts, hedging transactions, forward contracts, straddles, swaps, short sales, foreign currencies, inflation-linked securities and foreign securities will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules). In a given case, these rules may accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund’s securities, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses, or otherwise affect the character of a Fund’s income. These rules could therefore affect the amount, timing and character of distributions to shareholders and cause differences between a Fund’s book income and taxable income. Income earned as a result of these transactions would, in general, not be eligible for the dividends-received deduction or for treatment as exempt-interest dividends when distributed to shareholders. The Funds will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund and its shareholders.

          The Fund’s participation in repurchase agreements and loans of securities may affect the amount, timing, and character of distributions to shareholders. With respect to any security subject to a repurchase agreement or a securities loan, any (i) amounts received by the Fund in place of dividends earned on the security during the period that such security was not directly held by the Fund will not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by the Fund will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders even if the Fund meets the requirements described in “Foreign Taxes,” below.

          Certain debt securities purchased by the Funds are sold at original issue discount and thus do not make periodic cash interest payments. Similarly, zero-coupon bonds do not make periodic interest payments. A Fund will be required to include as part of its current income for tax purposes the imputed

Part II - 48

interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes substantially all of its net investment income to its shareholders (including such imputed interest), a Fund may have to sell portfolio securities in order to generate the cash necessary for the required distributions. Such sales may occur at a time when the Adviser would not otherwise have chosen to sell such securities and may result in a taxable gain or loss. Some of the Funds may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original issue discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase thereto, until maturity. Therefore, a Fund investing in such securities may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate tax at the Fund level.

          A Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by each Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

          Transactions of certain Funds in foreign currencies, foreign currency denominated debt securities and certain foreign currency options, future contracts and forward contracts (and similar instruments) may result in ordinary income or loss to a Fund for federal income tax purposes which will be taxable to the shareholders as such when it is distributed to them.

          Special tax considerations apply if a Fund invests in investment companies taxed as partnerships. In general, the Fund will not recognize income earned by such an investment company until the close of the investment company’s taxable year. However, the Fund will recognize such income as it is earned by the investment company for purposes of determining whether it is subject to the 4% excise tax. Therefore, if the Fund and such an investment company have different taxable years, the Fund may be compelled to make distributions in excess of the income recognized from such an investment company in order to avoid the imposition of the 4% excise tax. A Fund’s receipt of a non-liquidating cash distribution from an investment company taxed as a partnership generally will result in recognized gain (but not loss) only to the extent that the amount of the distribution exceeds the Fund’s adjusted basis in shares of such investment company before the distribution. A Fund that receives a liquidating cash distribution from an investment company taxable as a partnership will recognize capital gain or loss to the extent of the difference between the proceeds received by the Fund and the Fund’s adjusted tax basis in shares of such investment company; however, the Fund will recognize ordinary income, rather than capital gain, to the extent that the Fund’s allocable share of “unrealized receivables” (including any accrued but untaxed market discount) exceeds the shareholder’s share of the basis in those unrealized receivables.

          Some amounts received by each Fund with respect to its investments in MLPs will likely be treated as a return of capital because of accelerated deductions available with respect to the activities of such MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain with respect to that asset (or if the Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow with respect to the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied its distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to sell securities or borrow money at such time.

          Some of the Funds may invest in REITs. Such investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A

Part II - 49

Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT will generally not constitute qualified dividend income.

          Some of the REITs in which the Funds may invest will be permitted to hold residual interests in real estate mortgage investment conduits (“REMICs”). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.

          In general, excess inclusion income allocated to shareholders cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions). Any investment in residual interests of a Collateralized Mortgage Obligation (a “CMO”) that has elected to be treated as a REMIC can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, the Fund serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder will recognize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in REMIC residual interests or taxable mortgage pools if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

          A charitable remainder trust (“CRT”), as defined in section 664 of the Code that realizes unrelated business taxable income (“UBTI”) for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under recent IRS guidance, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Fund.

          A Fund’s investments in certain PFICs could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions.

          A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons. If a Fund is in a position to treat a PFIC as a “qualified electing fund” (“QEF”), the Fund will be required to include its share of the company’s income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternately, a Fund may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and

Part II - 50

repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. A fund that indirectly invests in PFICs by virtue of the fund’s investment in other investment companies may not make such elections; rather, the underlying investment companies directly investing in the PFICs would decide whether to make such elections. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

          Investment in Other Funds. If a Fund invests in shares of other mutual funds, ETFs or other companies that are taxed as regulated investment companies, as well as certain investments in REITs (collectively, “underlying funds”) its distributable income and gains will normally consist, in part, of distributions from the underlying funds and gains and losses on the disposition of shares of the underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund). As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that each Fund will be required to distribute to shareholders may be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.

          Depending on a Fund’s percentage ownership in an underlying fund, both before and after a redemption, a redemption of shares of an underlying fund by a Fund may cause the Fund to be treated as not receiving capital gain income on the amount by which the distribution exceeds the tax basis of the Fund in the shares of the underlying fund, but instead to be treated as receiving a dividend. Such a distribution may be treated as qualified dividend income and thus eligible to be taxed at the rates applicable to long-term capital gain. If qualified dividend income treatment is not available, the distribution may be taxed at ordinary income rates. This could cause shareholders of the Fund to recognize higher amounts of ordinary income than if the shareholders had held the shares of the underlying funds directly.

          Under current law, a Fund cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by an underlying fund. Each Fund is permitted to elect to pass through to its shareholders foreign income taxes it pays only if it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold.

          Backup Withholding. Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to, and the proceeds of share sales, exchanges, or redemptions made by, any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

          Foreign Shareholders. The Funds are not intended for foreign shareholders, except for shareholders of Class M Shares and except for such Funds that may be subsequently identified as being available for sale in Taiwan . If a beneficial holder who is a foreign shareholder (i.e., not a “U.S. person”

Part II - 51

within the meaning of the Code) has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at ordinary income tax rates.

          Special tax rules apply to distributions that a “qualified investment entity” (a “QIE”) pays to foreign shareholders that are attributable to gain from the QIE’s sale or exchange of “U.S. real property interests” (a “USRPI Distribution”). A Fund will be a QIE if it is both (i) a regulated investment company and (ii) a “U.S. real property holding corporation” (determined without regard to certain exceptions, described below, for 5% holders of publicly traded classes of stock and for interests in domestically-controlled RICs and REITs). Under the Code, a “U.S. real property holding corporation” is any corporation that holds (or held during the previous five-year period) “U.S. real property interests” (“USRPIs”) (defined as U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations”) with an aggregate fair market value equal to 50% or more of the fair market value of the corporation’s real property assets and other trade-or-business assets. A USRPI does not include (i) any class of stock of a corporation that is traded on an established securities market with respect to a person who holds no more than 5% of such class of stock at all times during the previous five-year period, and (ii) a regulated investment company’s interests in domestically controlled REITs and other regulated investment companies .

          If a foreign shareholder has owned more than 5% of a class of shares of a Fund that is a QIE during the one-year period preceding the date of the USRPI Distribution, the Fund will be required to withhold 35% of any USRPI Distribution paid to that shareholder, and the foreign shareholder will have an obligation to file a U.S. tax return and pay tax. For all other foreign shareholders of a Fund that is a QIE, a USRPI Distribution will be treated as ordinary income (notwithstanding any designation by the Fund that such distribution is a Capital Gain Dividend), and the Fund will be required to withhold 30% (or a lower applicable treaty rate) of such distribution (notwithstanding any designation by the Fund that such distribution is a short-term capital gain dividend). If a Fund that is a QIE makes a distribution to its foreign shareholders that is attributable to a USRPI Distribution received by the Fund from a “lower-tier” REIT or RIC that is a QIE, that distribution will retain its character as a USRPI Distribution when passed through to the foreign shareholder regardless of the Fund’s percentage ownership of the “lower-tier” REIT or RIC.

          Finally, foreign shareholders of a QIE are subject to certain “wash sale” rules to prevent foreign shareholders from avoiding the tax filing and payment obligations discussed in the previous paragraph. A foreign shareholder that disposes of stock of a regulated investment company during the 30-day period preceding a distribution that would have been treated as a USRPI Distribution and that acquires a substantially identical stock interest during the following 61 days must pay tax on an amount equal to the amount of the distribution that would have been taxed as a USRPI Distribution. This rule does not apply if the foreign shareholder actually receives the distribution in question, or if the stock was regularly traded on an established securities market within the U.S., provided that the investor did not own more than 5% of such stock at any time during the one-year period ending on the date of the distribution. These rules also apply in the case of “substitute dividend payments” (for example, on stock loans). In addition, the Treasury Department is authorized to promulgate regulations to apply these principles in the case of any other similar payments to prevent evasion of the new rules.

          Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares are USRPIs or the Capital Gain Dividends are USRPI Distributions.

          Foreign shareholders in the Fund should consult their tax advisors with respect to the potential application of the above rules.

          Foreign Taxes. Certain Funds may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gain) received from sources within foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such

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taxes. If more than 50% of a Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

          If a Fund does not make the above election or if more than 50% of its assets at year end do not consist of securities of foreign corporations, the Fund’s net income will be reduced by the foreign taxes paid or withheld. In such cases, shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes.

          The foregoing is only a general description of the treatment of foreign source income or foreign taxes under the United States federal income tax laws. Because the availability of a credit or deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.

          Withholding Taxes. Capital Gain Dividends and exempt-interest dividends generally will not be subject to withholding of federal income tax. However, distributions properly designated as exempt-interest dividends may be subject to backup withholding, as discussed above. In general, dividends other than Capital Gain Dividends and exempt-interest dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or, subject to certain limitations, a lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for tax years of the Funds beginning before January 1, 2008, each Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. Short-term gains will not include gain from the sale of MLPs to the extent such gain is characterized as ordinary income under the Code’s recapture provisions. The Funds have not determined whether to make such designations. Depending on the circumstances, the Funds may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute f orm). There is no guarantee that the exemption from withholding will be extended to tax years of the Funds beginning on or after January 1, 2008. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

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          If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

          Exempt-Interest Dividends. Some of the Funds intend to qualify to pay exempt-interest dividends to their respective shareholders. In order to qualify to pay exempt-interest dividends, at least 50% of the value of a Fund’s total assets must consist of tax-exempt municipal bonds at the close of each quarter of the Fund’s taxable year. An exempt-interest dividend is that part of a dividend that is properly designated as an exempt-interest dividend and that consists of interest received by a Fund on such tax-exempt securities. Shareholders of Funds that pay exempt-interest dividends would not incur any regular federal income tax on the amount of exempt-interest dividends received by them from a Fund but may be liable for federal and state alternative minimum tax and may be subject to state and local taxes.

          Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of a Fund is not deductible to the extent it relates to exempt-interest dividends received by the shareholder from that Fund. Any loss incurred on the sale or redemption of a Fund’s shares held six months or less will be disallowed to the extent of exempt-interest dividends received with respect to such shares.

          Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by a Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders to the extent of the dividend’s proportionate share of a Fund’s income consisting of such interest. All exempt-interest dividends are subject to the corporate alternative minimum tax.

          The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local authority. Shareholders that receive social security or railroad retirement benefits should consult their tax advisor to determine what effect, if any, an investment in the Fund may have on the federal taxation of their benefits. Shareholders are also advised to consult with their own tax advisors about state and local tax matters. The U.S. Supreme Court may take action and hold, either directly or indirectly, as unconstitutional the preferential tax treatment by many states of their bonds and of the bonds of their political subdivisions as compared to the treatment by these states of the bonds of other states. As a result, states may be required to treat the interest on its own bonds (and other obligations) held by a Fund as taxable income at the state and local level s . Such treatment may subject shareholders to increased state and local taxes and cause the market value of such bonds (and other obligations) to decline.

          State and Local Tax Matters. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

          Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund’s investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless a Fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund’s investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government

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securities which are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

          Tax Shelter Reporting Regulations. If a shareholder realizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

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TRUSTEES

          The names of the Trustees of the Trusts, together with information regarding their year of birth, the year each Trustee became a Board member of the Trusts, the year each Trustee first became a Board member of any of the heritage JPMorgan Funds or heritage One Group Mutual Funds, principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”) or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

Name (Year of Birth); Positions With the Funds (Since)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held Outside Fund Complex

Independent Trustees

William J. Armstrong (1941); Trustee of Trusts since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972–2000).	136	None.

Roland R. Eppley, Jr. (1932); Trustee of Trusts since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	136	None.

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	136	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003 – present).

Dr. Matthew Goldstein (1941); Trustee of Trusts since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	136

Director, Albert Einstein School of Medicine (1998 – present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

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Name (Year of Birth); Positions With the Funds (Since)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held Outside Fund Complex

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President - Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	136	None.

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	136	None.

Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	136	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985– 2001).	136	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	136	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trusts (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	136	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

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Name (Year of Birth); Positions With the Funds (Since)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held Outside Fund Complex

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	136	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	136	None.

Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trusts since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	136

Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (136 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

          Each Trustee serves for an indefinite term, subject to the Trusts’ current retirement policy, which is age 73 for all Trustees, except Mr. Eppley for whom it is age 75 and Mr. Reid for whom it is age 78. The Board of Trustees decides upon general policies and is responsible for overseeing the business affairs of the Trusts.

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Standing Committees

          The Board of Trustees has four standing committees: the Audit Committee, the Compliance Committee, the Governance Committee, and the Investments Committee.

          The members of the Audit Committee are Messrs. Armstrong (Chair), Eppley, Finn, Higgins and Ruebeck. The purposes of the Audit Committee are to: (i) appoint and determine compensation of the Funds’ independent accountants; (ii) evaluate the independence of the Funds’ independent accountants; (iii) oversee of the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls; (iv) approve non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) assist the Board in its oversight of the valuation of the Funds’ securities by the Adviser, as well as any sub-adviser; (vi) oversee the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds; and (vii) act as a liaison between the Funds’ independent registered public accounting firm and the full Board. At a meeting of the Board of Trustees, the Board approved the reorganization of the Audit and Valuation and Compliance Committee responsibilities, and transferred responsibility for oversight of the valuation of portfolio securities from the Valuation and Compliance Committee to the Audit Committee effective August 10, 2005. The Audit Committee has delegated the valuation responsibilities to the Valuation Sub-Committee, comprised of Messrs. Higgins and Ruebeck. When the Funds’ valuation procedures require Board action, but it is impracticable or impossible to hold a meeting of the entire Board, the Valuation Sub-Committee acts in lieu of the full Board.

          As discussed above, the Valuation and Compliance Committee was reorganized and is now known as the Compliance Committee. The members of the Compliance Committee are Ms. McCoy (Chair) and Messrs. Oden, Schonbachler and Spalding. The primary purposes of the Compliance Committee are to (i) oversee the Funds’ compliance with legal and regulatory and contractual requirements and the Funds’ compliance policies and procedures; and (ii) consider the appointment, compensation and removal of the Funds’ Chief Compliance Officer.

          The members of the Governance Committee are Messrs, Reid (Chair), Goldstein, Marshall and Morton, who are each Independent Trustees of the JPMorgan Funds. The duties of the Governance Committee include, but are not limited to, (i) selection and nomination of persons for election or appointment as Trustees; (ii) periodic review of the compensation payable to the non-interested Trustees; (iii) establishment of non-interested Trustee expense policies; (iv) periodic review and evaluation of the functioning of the Board and its committees; (v) with respect to the JPMT II Funds, appointment and removal of the Funds’ Senior Officer, and approval of compensation for the Funds’ Senior Officer and retention and compensation of the Senior Officer’s staff and consultants; (vi) selection of independent legal counsel to the non-interested Trustees and legal counsel to the Funds; (vii) oversight of ongoing litigation affecting the Funds, the Adviser or the non-interested Trustees; (viii) oversight of regulatory issues or deficiencies affecting the Fund (except financial matters considered by the Audit Committee); and (ix) oversight and review of matters with respect to service providers to the Funds (except the Funds’ independent registered public accounting firm). When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the JPMorgan Funds, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluate nominees identified by the Governance Committee.

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          Each member of the Board, except Mr. Reid, serves on the Investments Committee and Mr. Spalding acts as Chairperson. The Investments Committee has three sub-committees divided by asset type and different members of the Investments Committee serve on the sub-committee with respect to each asset type. For the Equity Funds, the sub-committee members are Messrs. Higgins (Chair), Finn and Morton and Ms. McCoy. For the Fixed Income Funds, the sub-committee members are Messrs. Ruebeck (Chair), Eppley, Oden and Schonbachler. For the Money Market Funds and Alternative Products, the subcommittee members are Messrs. Goldstein (Chair), Armstrong and Marshall. The function of the Investments Committee and its sub-committees is to assist the Board in the oversight of the investment management services provided by the Adviser to the Funds, as well as any sub-adviser to the Funds. The primary purpose of each sub-committee is to (i) assist the Board in its oversight of the investment management services provided by the Adviser to the Funds designated for review by each sub-committee; and (ii) review and make recommendations to the Investments Committee and/or the Board, concerning the approval of proposed new or continued advisory and distribution arrangements for the Funds or for new funds. The full Board may delegate to the Investments Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. Each of the sub-committees receive reports concerning investment management topics, concerns or exceptions with respect to particular Funds that the sub-committee is assigned to oversee, and work to facilitate the understanding by the Investments Committee and the Board of particular issues related to investment management of Funds reviewed by the sub-committee.

For details of the number of times each of the four standing committees met during the most recent fiscal year, see “TRUSTEES - Standing Committees” in Part I of this SAI.

For details of the dollar range of equity securities owned by each Trustee in the Funds, see “TRUSTEES - Ownership of Securities” in Part I of this SAI.

Trustee Compensation

          The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the “Deferred Compensation Plan”) pursuant to which the Trustees are permitted to defer part or all of their compensation. Amounts deferred are deemed invested in shares of one or more series of the JPMT I, JPMT II, Undiscovered Managers Funds, JPMMFG, J.P. Morgan Fleming Mutual Fund Group, Inc. and the J.P. Morgan Mutual Fund Investment Trust, as selected by the Trustee from time to time, to be used to measure the performance of a Trustee’s deferred compensation account. Amounts deferred under the Deferred Compensation Plan will be deemed to be invested in Select Class Shares of the identified funds, unless Select Class Shares are not available, in which case the amounts will be deemed to be invested in Class A Shares. A Trustee’s deferred compensation account will be paid at such times as elected by the Trustee, subject to certain mandatory payment provisions in the Deferred Compensation Plan (e.g., death of a Trustee). Deferral and payment elections under the Deferred Compensation Plan are subject to strict requirements for modification.

          Each Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

For details of Trustee compensation paid by the Funds, including deferred compensation, see “TRUSTEES – Trustee Compensation” in Part I of this SAI.

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OFFICERS

          The Trusts’ executive officers (listed below) generally are employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Trusts. The officers hold office until a successor has been elected and duly qualified. The Trusts have no employees. The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Trusts and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

George C.W. Gatch (1962), President (2005)

Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*

Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison; previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004.

Stephanie J. Dorsey (1969), Treasurer (2005)*

Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration – Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

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Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Paul L. Gulinello (1950), AML Compliance Officer (2005)

Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*

Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*

Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*

Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Ellen W. O’Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.
**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.

For details of the percentage of shares of any class of each Fund owned by the officers and Trustees, as a group, see “SHARE OWNERSHIP – Trustees and Officers” in Part I of this SAI.

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INVESTMENT ADVISERS AND SUB-ADVISERS

          Pursuant to investment advisory agreements, JPMIM or JPMIA serves as investment adviser to the Funds, except for the U.S. Real Estate Fund. SC-R&M serves as investment adviser for the U.S. Real Estate Fund pursuant to an agreement with JPMT II. HCM serves as investment sub-adviser to the Highbridge Statistical Market Neutral Fund pursuant to an investment sub-advisory agreement with JPMIM. JFIMI serves as sub-adviser to certain funds pursuant to an investment sub-advisory agreement with JPMIM.

          The Trust’s Shares are not sponsored, endorsed or guaranteed by, and do not constitute obligations or deposits of JPMorgan Chase, any bank affiliate of JPMIA or any other bank, and are not insured by the FDIC or issued or guaranteed by the U.S. government or any of its agencies.

For details of the investment advisory fees paid under an applicable advisory agreement, see “INVESTMENT ADVISERS - Investment Advisory Fees” in Part I of the SAI for the respective Fund.

For details of the dollar range of shares of each Fund (excluding Money Market Funds) beneficially owned by the portfolio managers who serve on a team that manages such Fund, see “PORTFOLIO MANAGERS - Portfolio Managers’ Other Accounts Managed” in Part I of this SAI.

          J.P. Morgan Investment Management Inc. JPMIM serves as investment adviser to certain Funds pursuant to the investment advisory agreements between JPMIM and certain of the Trusts (the “JPMIM Advisory Agreements”). Effective October 1, 2003, JPMIM became a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan Chase”). Prior to October 1, 2003, JPMIM was a wholly-owned subsidiary of JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware which was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation.

          JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM is located at 245 Park Avenue, New York, NY 10167.

          Under the JPMIM Advisory Agreements, JPMIM provides investment advisory services to certain Funds, which include managing the purchase, retention and disposition of such Funds’ investments. JPMIM may delegate its responsibilities to a sub-adviser. Any subadvisory agreements must be approved by the applicable Trust’s Board of Trustees and the applicable Fund’s shareholders, as required by the 1940 Act.

          Under separate agreements, JPMorgan Chase Bank, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) (“JPMFM”), and JPMDS provide certain custodial, fund accounting, recordkeeping and administrative services to the Trusts and the Funds and shareholder services for the Trusts. JPMDS is the shareholder servicing agent and the distributor for certain Funds. JPMorgan Chase Bank, JPMFM and JPMDS are each affiliates of JPMIM. See the “Custodian,” “Administrator,” “Shareholder Servicing” and “Distributor” sections.

          Under the terms of the JPMIM Advisory Agreements, the investment advisory services JPMIM provides to certain Funds are not exclusive. JPMIM is free to and does render similar investment advisory services to others. JPMIM serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which JPMIM serves as trustee. The accounts which are managed or advised by JPMIM have varying investment objectives, and JPMIM invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of certain Funds. Such accounts are supervised by employees of JPMIM who may also be acting in similar capacities for the Funds. See “Portfolio Transactions.”

          The Funds are managed by employees of JPMIM who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of JPMorgan Chase or any personnel of other divisions of JPMIM or with any of their affiliated persons, with the exception of

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certain other investment management affiliates of JPMorgan Chase which execute transactions on behalf of the Funds.

          As compensation for the services rendered and related expenses, such as salaries of advisory personnel borne by JPMIM or a predecessor, under the JPMIM Advisory Agreements, the applicable Trusts, on behalf of the Funds, have agreed to pay JPMIM a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund’s average daily net assets as described in the applicable Prospectuses.

          The JPMIM Advisory Agreements continue in effect for annual periods beyond October 31 of each year only if specifically approved thereafter annually in the same manner as the Distribution Agreement; except that for new funds, the initial approval will continue for up to two years, after which annual approvals are required. See the “Distributor” section. The JPMIM Advisory Agreements will terminate automatically if assigned and are terminable at any time without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of a Fund’s outstanding voting securities (as defined in the 1940 Act), on 60 days’ written notice to JPMIM and by JPMIM on 90 days’ written notice to the Trusts (60 days with respect to the International Equity Index Fund, Mid Cap Value Fund, Short Term Bond Fund II and Growth Advantage Fund). The renewal of the JPMIM Advisory Agreements was last approved by the Board of Trustees at its meeting in August 2006.

          The JPMIM Advisory Agreements provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the respective investment advisory agreement, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder, or, with respect to all such Funds except the Mid Cap Value Fund, a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

          JPMorgan Investment Advisors Inc. JPMIA serves as investment adviser to certain JPMT II Funds pursuant to the Amended and Restated Investment Advisory Agreement between JPMIA and JPMT II dated August 12, 2004 (the “JPMIA Advisory Agreement”). On July 1, 2004, Bank One Corporation, the former indirect corporate parent of JPMIA, merged into J.P. Morgan Chase & Co. (now officially known as JPMorgan Chase & Co.). On that date, JPMIA became an indirect, wholly-owned subsidiary of JPMorgan Chase.

          JPMIA is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIA is located at 1111 Polaris Parkway, Columbus, OH 43240.

          JPMIA represents a consolidation of the investment advisory staffs of a number of bank affiliates of the former Bank One Corporation, which have considerable experience in the management of open-end management investment company portfolios, including the applicable Trusts (formerly, The One Group and the Helmsman Funds) since 1985.

          Subject to the supervision of a Trust’s Board of Trustees, JPMIA provides or will cause to be provided a continuous investment program for certain Funds, including investment research and management with respect to all securities and investments and cash equivalents in those Funds. JPMIA may delegate its responsibilities to a sub-adviser. Any subadvisory agreements must be approved by the Trust’s Board of Trustees and the applicable Funds’ shareholders, as required by the 1940 Act.

          The JPMIA Advisory Agreement continues in effect for annual periods beyond October 31 of each year, if such continuance is approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding Shares of such Fund (as defined under “Additional Information” in this SAI), and a majority of the Trustees who are not parties to the respective investment advisory agreements or interested persons (as defined in the 1940 Act) of any party to the respective investment advisory agreements by votes cast in person at a meeting called for such purpose. The JPMIA Advisory Agreement was approved by the Trust’s Board of Trustees at their quarterly meeting held in August 2006.

          The JPMIA Advisory Agreement may be terminated as to a particular Fund at any time on 60 days’ written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Fund’s Adviser as the case may be. The JPMIA Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

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          As compensation for the services rendered and related expenses, such as salaries of advisory personnel borne by JPMIA, under the JPMIA Advisory Agreement, the applicable Trusts, on behalf of the Funds, have agreed to pay JPMIA a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund’s average daily net assets as described in the applicable Prospectuses.

          The JPMIA Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the respective investment advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

          JPMorgan Chase Bank, JPMFM and JPMDS are each subsidiaries of JPMorgan Chase and affiliates of JPMIA. See the “Custodian,” “Administrator,” “Shareholder Servicing” and “Distributor” sections.

          Security Capital Research & Management, Incorporated (“SC-R&M”). Security Capital Research & Management (“SC-R&M”) serves as investment adviser to the U.S. Real Estate Fund pursuant to an agreement with JPMT II, on behalf of the U.S. Real Estate Fund (the “Real Estate Fund Investment Advisory Agreement”). SC-R&M was formed in January 1995 to provide investment advisory services related to real estate assets to various clients, including the Predecessor U.S. Real Estate Fund. SC-R&M is a direct, wholly-owned subsidiary of JPMIA.

          SC-R&M makes the investment decisions for the assets of the U.S. Real Estate Fund. SC-R&M also reviews, supervises and administers the Fund’s investment program, subject to the supervision of, and policies established by, the Trustees.

          The Real Estate Fund Investment Advisory Agreement provides that it will continue in effect until October 31, 2006 and thereafter will continue for successive twelve month periods if not terminated or approved at least annually by the Board. The Real Estate Fund Investment Advisory Agreement was initially approved by the Trust’s Board of Trustees at their quarterly meeting on September 30, 2004 and may be terminated as to the U.S. Real Estate Fund at any time on 60 days’ written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Fund’s Adviser. The Real Estate Fund Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act. The renewal of the Real Estate Fund Investment Advisory Agreement was approved by the Board of Trustees at its meeting in August 2006.

          The Real Estate Fund Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance under the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

          JF International Management Inc. JPMIM has entered into two investment sub-advisory agreements with JFIMI, one agreement with respect to the Asia Equity Fund and one agreement with respect to the China Region Fund and India Fund (the JFIMI Sub-Advisory Agreements) pursuant to which JFIMI serves as investment sub-adviser to such Funds. JFIMI is registered as a registered investment adviser under the Investment Advisers Act and the Hong Kong Securities and Futures Commission. JFIMI is a wholly- owned subsidiary of J.P. Morgan Asset Management (Asia) Inc., which is wholly-owned by JPMAMH. JFIMI is located at 21F, Charter House, 8 Connaught Road, Central Hong Kong.

          JFIMI may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to a Fund under applicable laws and that are under the common control of JPMIM; provided that (i) all persons, when providing services under the JFIMI Sub-Advisory Agreements, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of JFIMI. This arrangement will not result in the payment of additional fees by a Fund.

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          Pursuant to the terms of the applicable JPMIM Advisory Agreement and the JFIMI Sub-Advisory Agreements, the Adviser and Sub-Adviser are permitted to render services to others. Each such agreement is terminable without penalty by the applicable Trusts, on behalf of the Funds, on not more than 60 days’, nor less than 30 days’, written notice when authorized either by a majority vote of a Fund’s shareholders or by a vote of a majority of the Boards of Trustees of the Trusts, or by JPMIM or JFIMI on not more than 60 days’, nor less than 30 days’, written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The applicable JPMIM Advisory Agreement provides that JPMIM or JFIMI shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

          As compensation for the services rendered and related expenses borne by JFIMI, under the applicable JFIMI Sub-Advisory Agreement, JPMIM has agreed to pay JFIMI a fee, which is computed daily and may be paid monthly, at the rate of 0.50% per annum, on the average daily net assets value of the assets of the Asia Equity Fund, and at the rate of 0.60% per annum on the average daily net asset value of the assets of the China Region Fund and the India Fund.

          The JFIMI Sub-Advisory Agreement applicable to the Asia Equity Fund provides that it will continue in effect until October 31, 2005 and thereafter, if not terminated, from year to year, if such continuance is approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding Shares of such Fund (as defined under “Additional Information” in this SAI), and a majority of the Trustees who are not parties to the respective investment advisory agreements or interested persons (as defined in the 1940 Act) of any party to the respective investment advisory agreements by votes cast in person at a meeting called for such purpose. The JFIMI Sub-Advisory Agreement applicable to the Asia Equity Fund was approved by the Trust’s Board of Trustees at their quarterly meeting held in August 2006.

          The JFIMI Sub-Advisory Agreement applicable to the China Region Fund and India Fund provides that it will continue in effect for an initial two-year period and thereafter, if not terminated, from year to year, if such continuance is approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding Shares of such Fund (as defined under “Additional Information” in this SAI), and a majority of the Trustees who are not parties to the respective investment advisory agreements or interested persons (as defined in the 1940 Act) of any party to the respective investment advisory agreements by votes cast in person at a meeting called for such purpose. The JFIMI Sub-Advisory Agreement applicable to the China Region Fund and India Fund was initially approved by the Trust’s Board of Trustees at its quarterly meeting held in November 2006.

          Each JFIMI Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the performance under the agreement, except a loss resulting from a willful misfeasance, bad faith, or gross negligence on the part of the Sub-Adviser in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

          Highbridge Capital Management, LLC. HCM has been engaged by JPMIM to serve as investment sub-adviser to the Highbridge Statistical Market Neutral Fund (the “HCM Sub-Advisory Agreement”). HCM is majority owned by J.P. Morgan Asset Management Holdings Inc.

          HCM is an international asset management firm specializing in non-traditional investment management strategies. HCM was founded by Henry Swieca and Glen Dubin. HCM has over 160 staff members including 62 investment and trading professionals in offices in New York, London and Hong Kong.

          HCM is paid monthly by JPMIM a fee equal to a percentage of the average daily net assets of the Highbridge Statistical Market Neutral Fund. The aggregate annual rate of the fees payable by JPMIM to HCM is 1.25% of the Highbridge Statistical Market Neutral Fund’s average daily net assets.

          The HCM Sub-Advisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The HCM Sub-Advisory Agreement provides that it will terminate in the event of an “assignment” (as

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defined in the 1940 Act), and may be terminated without penalty at any time by either party upon 60 days written notice, or upon termination of the JPMIM Advisory Agreement. Under the terms of the HCM Sub-Advisory Agreement, HCM is not liable to JPMIM, the Highbridge Statistical Market Neutral Fund, or its shareholders, for any error of judgment or mistake of law or for any losses sustained by JPMIM, the Highbridge Statistical Market Neutral Fund or its shareholders, except in the case of HCM’s willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the HCM Sub-Advisory Agreement.

POTENTIAL CONFLICTS OF INTEREST

          The chart in Part I of this SAI entitled “Portfolio Managers’ Other Accounts Managed” shows the number, type and market value as of a specified date of the accounts other than the Funds that are managed by the Funds’ portfolio managers. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Funds (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

          Responsibility for managing the Advisers’ and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

          The Adviser and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Funds or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Adviser and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Adviser or its affiliates could be viewed as having a conflict of interest to the extent that the Adviser or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Adviser’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon the Adviser and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Adviser and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase the Adviser’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Adviser or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

          As an internal policy matter, the Adviser or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments the Adviser or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.

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          The Adviser and/or its affiliates serve as adviser to the Funds, to the JPMorgan SmartRetirement Funds (the “JPMorgan SmartRetirement Funds”) and to the Investor Funds. The JPMorgan SmartRetirement Funds and the Investor Funds may invest in shares of the Funds (other than the JPMorgan SmartRetirement Funds and the Investor Funds). Because the Adviser and/or its affiliates is the adviser to the Funds and it or its affiliates is adviser to the JPMorgan SmartRetirement Funds and the Investor Funds, it may be subject to certain potential conflicts of interest when allocating the assets of the JPMorgan SmartRetirement Funds and the Investor Funds among the Funds. Purchases and redemptions of Fund shares by a JPMorgan SmartRetirement Fund or an Investor Fund due to reallocations or rebalancings may result in a Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a Fund’s transaction costs. Large redemptions by a JPMorgan SmartRetirement Fund or an Investor Fund may cause a Fund’s expense ratio to increase due to a resulting smaller asset base. In addition, the portfolio managers of the JPMorgan SmartRetirement Funds and the Investor Funds may have access to the holdings of some of the Funds as well as knowledge of and a potential impact on investment strategies and techniques of the Funds.

          The goal of the Adviser and its affiliates is to meet their fiduciary obligation with respect to all clients. The Adviser and its affiliates have policies and procedures designed to manage the conflicts. The Adviser and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with the Advisers’ Codes of Ethics and JPMC’s Code of Conduct. With respect to the allocation of investment opportunities, the Adviser and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

          Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with the Adviser’s and its affiliates’ duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the Adviser and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

          Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser or its affiliates so that fair and equitable allocation will occur over time.

          Fees earned by HCM for managing certain accounts may vary, particularly because for at least two accounts, HCM is paid based upon the performance results for those accounts. This could create a conflict of interest because the portfolio managers could have an incentive to favor certain accounts over others, resulting in other accounts outperforming the Fund. However, HCM believes that this risk is mitigated by the fact that investment decisions for each of the accounts advised by HCM are made through an automated system, and not by any one individual, which processes each account’s transactions independent of those for the other accounts.

For details of the dollar range of shares of each Fund (excluding the Money Market Funds) beneficially owned by the portfolio managers, see “PORTFOLIO MANAGERS – Ownership of Securities” in Part I of this SAI.

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PORTFOLIO MANAGER COMPENSATION

          Each Adviser’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by the Adviser or its affiliates. These elements reflect individual performance and the performance of the Adviser’s business as a whole.

          Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the Funds’ pre-tax performance is compared to the appropriate market peer group and to each Fund’s benchmark index listed in the Fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the Fund). Investment performance is generally more heavily weighted to the long-term.

          Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

CODES OF ETHICS

          The Trusts, the Advisers and JPMDS have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act (and pursuant to Rule 204A-1 under the Advisers Act with respect to the Advisers).

          The Trusts’ code of ethics includes policies which require “access persons” (as defined in Rule 17j-1) to: (i) place the interest of Trust shareholders first; (ii) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of his or her position with the Trusts or a Fund. The Trusts’ code of ethics prohibits any access person from: (i) employing any device, scheme or artifice to defraud the Trusts or a Fund; (ii) making to the Trusts or a Fund any untrue statement of a material fact or omit to state to the Trusts or a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trusts or a Fund; or (iv) engaging in any manipulative practice with respect to the Trusts or a Fund. The Trusts’ code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Fund so long as such investment transactions are not in contravention of the above noted policies and prohibitions.

          The code of ethics adopted by the Advisers requires that all employees must: (i) place the interest of the accounts which are managed by the Adviser first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee’s position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their position. Employees of each Adviser are also prohibited from certain mutual fund trading activity including excessive trading of shares of a mutual fund as described in the applicable Fund’s Prospectuses or SAI and effecting or facilitating a mutual fund transaction to engage in market timing. The Advisers’ code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by a Fund subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain

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types of securities such as non-proprietary mutual fund shares and U.S. government securities). Each of the Adviser’s affiliated sub-advisers has also adopted the code of ethics described above.

          JPMDS’s code of ethics requires that all employees of JPMDS must: (i) place the interest of the accounts which are managed by affiliates of JPMDS first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee’s position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of JPMDS are also prohibited from certain mutual fund trading activity, including excessive trading of shares of a mutual fund as such term is defined in the applicable Fund’s Prospectuses or SAI, or effecting or facilitating a mutual fund transaction to engage in market timing. JPMDS’s code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to the policies and restrictions in such code of ethics.

PORTFOLIO TRANSACTIONS

          Investment Decisions and Portfolio Transactions. Pursuant to the Advisory and sub-advisory Agreements, the Advisers determine, subject to the general supervision of the Board of Trustees of the Trusts and in accordance with each Fund’s investment objective and restrictions, which securities are to be purchased and sold by each such Fund and which brokers are to be eligible to execute its portfolio transactions. The Advisers operate independently in providing services to their respective clients. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, for example, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Adviser is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

          Brokerage and Research Services. On behalf of the Funds, a Fund’s Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of a Fund unless otherwise prohibited. See “Investment Strategies and Policies.”

          Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. Transactions on stock exchanges (other than foreign stock exchanges) involve the payment of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve payment of fixed brokerage commissions, which are generally higher than those in the United States. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

          In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders. Under the Advisory Agreements and sub-advisory agreements and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, or the Funds and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are

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useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. In accordance with Section 28(e) of the Securities Exchange Act of 1934 and consistent with applicable SEC guidance and interpretation, the term “brokerage and research services” includes (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody) or required by rule or regulation in connection with such transactions.

          Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by an Adviser under the Advisory Agreement (or with respect to a Sub-Adviser, under the sub-advisory agreement). The fees that the Funds pay to the Adviser are not reduced as a consequence of the Adviser’s receipt of brokerage and research services. To the extent the Funds’ portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

          Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund’s brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. The SEC has granted exemptive orders permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable and tax exempt money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The orders are subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions.

          In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent, except pursuant to procedures adopted by the Board of Trustees that either comply with rules adopted by the SEC or with interpretations of the SEC’s staff. Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of JPMorgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not “interested persons” of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and all other accounts over which the same investment adviser has discretion, and that no shares will be purchased from JPMDS or any of its affiliates.

          On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, including other Funds, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

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          If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

          Allocation of transactions, including their frequency, to various broker-dealers is determined by a Fund’s Adviser based on its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, a Fund’s Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Funds and/or other accounts over which a Fund’s Adviser exercises investment discretion. A Fund’s Adviser may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that a Fund’s Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of a Fund’s Adviser to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy, to the extent such services are permissible under the safe harbor requirements of Section 28(e) of the Securities Exchange Act of 1934 and consistent with applicable SEC guidance and interpretation. Shareholders of the Funds should understand that the services provided by such brokers may be useful to a Fund’s Adviser in connection with its services to other clients and not all the services may be used by the Adviser in connection with the Fund.

          Under JPMIM’s policy, “soft dollar” services refer to arrangements that fall within the safe harbor requirements of Section 28(e) of the Securities Exchange Act of 1934, as amended, which allow JPMIM to allocate client brokerage transactions to a broker-dealer in exchange for products or services that are research and brokerage-related and enhance the investment decision-making process. These services include third party research, market data services, and proprietary broker-dealer research. Effective February 19, 2005, however, the Funds stopped participating in soft dollar arrangements for market data services and third-party research. However, the Funds continue to receive proprietary research where broker-dealers typically incorporate the cost of such research into their commission structure.

          In an effort to minimize the potential conflicts of interest, JPMIA does not enter into any “soft dollar” arrangements whereby a broker pays for services (such as Bloomberg, Reuters or Factset) on behalf of JPMIA. Although JPMIA does not have soft dollar arrangements for services as described above, JPMIA may continue to allocate brokerage transactions to brokers for their proprietary research. Many brokers do not assign a hard dollar value to the research they provide, but rather bundle the cost of such research into their commission structure. It is noted in this regard that some research that is available only under a bundled commission structure is particularly important to the investment process.

          SC-R&M does not enter into soft dollar arrangements whereby a broker pays for research services such as Bloomberg, Reuters or Factset. From time to time, SC-R&M may receive or have access to research generally provided by a broker to the broker’s institutional clients that trade with the broker in the sector of the securities markets in which SC-R&M is active, namely in the case of real estate securities. In addition, SC-R&M may consider the value-added quality of proprietary broker research received from brokers in allocating trades to brokers subject always to the objective of obtaining best execution.

          Investment decisions for each Fund are made independently from those for the other Funds or any other investment company or account managed by an Adviser. Any such other investment company or account may also invest in the same securities as the Trusts. When a purchase or sale of the same security is made at substantially the same time on behalf of a given Fund and another Fund, investment company or

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account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser of the given Fund believes to be equitable to the Fund(s) and such other investment company or account. In some instances, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased by it for a Fund with those to be sold or purchased by it for other Funds or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Trusts, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trusts is a customer of the Adviser or their parents or subsidiaries or affiliates and in dealing with its commercial customers, the Adviser and their respective parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trusts.

          Under HCM’s policy, HCM has the power and authority to establish and maintain accounts on behalf of its clients with, and issue orders for the purchase or sale of securities for its clients directly to, a broker, dealer or other person, as well as to exercise or abstain from exercising any option, privilege or right held by its clients. In selecting a broker with respect to effecting any securities transaction on behalf of its clients, HCM may pay a broker a commission in excess of the amount another broker would have charged for effect in such transaction, so long as, in HCM’s good faith judgment, the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of that particular transaction or HCM’s overall investment management business. HCM intends to comply with Section 28(e) of the 1934 Act, under which HCM’s use of its clients’ commission dollars to acquire research products and services is not a breach of its fiduciary duty to its clients – even if the brokerage commissions paid are higher than the lowest available – as long as (among certain other requirements) HCM determines that the commissions are reasonable compensation for both the brokerage services and the research acquired.

For details of brokerage commissions paid by the Funds, see “BROKERAGE AND RESEARCH SERVICES - Brokerage Commissions” in Part I of this SAI.

For details of the Funds’ ownership of securities of the Funds’ regular broker dealers, see “BROKERAGE AND RESEARCH SERVICES - Securities of Regular Broker-Dealers” in Part I of this SAI.

ADMINISTRATOR

          JPMorgan Funds Management, Inc. (“JPMFM” or the “Administrator”) serves as the administrator to the Funds, pursuant to an Administration Agreement dated February 19, 2005 (the “Administration Agreement”), between the Trusts, on behalf of the Funds, and JPMFM. Additionally, JPMFM serves as the administrator to the JPMorgan SmartRetirement Funds pursuant to an agreement effective May 5, 2006 (the “SmartRetirement Administration Agreement”), between JPMT I, on behalf of the JPMorgan SmartRetirement Funds, and JPMFM. JPMFM is an affiliate of JPMorgan Chase Bank and an indirect, wholly-owned subsidiary of JPMorgan Chase; it has its principal place of business at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

          Pursuant to the Administration Agreement and the SmartRetirement Administration Agreement, JPMFM performs or supervises all operations of each Fund for which it serves (other than those performed under the advisory agreement, any sub-advisory agreements, the custodian and fund accounting agreement, and the transfer agency agreement for that Fund). Under the Administration Agreement and the SmartRetirement Administration Agreement, JPMFM has agreed to maintain the necessary office space for the Funds, and to furnish certain other services required by the Funds with respect to each Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns and generally assists in all aspects of the Funds’ operations other than those performed under the advisory agreement, any sub-advisory agreements, the custodian and fund accounting agreement, and the transfer agency agreement. JPMFM may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement and the SmartRetirement Administration Agreement. Through June 30, 2005, the Administrator paid a portion of the fees it received to BISYS Fund Services, L.P. for its services as each Fund’s sub-administrator. Effective July 1, 2005, J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, began serving as the

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Funds’ sub-administrator (the “Sub-administrator”). The Administrator pays JPMIS a fee for its services as the Funds’ Sub-administrator.

          Unless sooner terminated, the Administration Agreement will continue in effect through October 31, 2006 and the SmartRetirement Administration Agreement will continue in effect through October 31, 2007. If not terminated, the Administration Agreement and the SmartRetirement Administration Agreement will continue thereafter automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees who are not parties to the Administration Agreement or SmartRetirement Administration Agreement or interested persons of any such party. The Administration Agreement and the SmartRetirement Administration Agreement may be terminated without penalty, on not less than 60 days’ prior written notice, by the Board of Trustees of each Trust or by JPMFM. The termination of the Administration Agreement or the SmartRetirement Administration Agreement with respect to one Fund will not result in the termination of the Administration Agreement with respect to any other Fund.

          The Administration Agreement and the SmartRetirement Administration Agreement provide that JPMFM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

          In consideration of the services to be provided by JPMFM pursuant to the Administration Agreement, JPMFM receives from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average daily net assets of all funds in the JPMorgan Funds Complex (excluding the Investor Funds, the JPMorgan SmartRetirement Funds and the series of JPMorgan Funds Complex that operate as money market funds (each a “Money Market Fund”)) and 0.075% of average daily net assets of all funds in the JPMorgan Funds Complex (excluding the Investor Funds, the JPMorgan SmartRetirement Funds and the Money Market Funds) over $25 billion of such assets. For purposes of this paragraph, the “JPMorgan Funds Complex” includes most of the open-end investment companies in the JPMorgan Funds Complex, including the series of the former One Group Mutual Funds.

          With respect to the Money Market Funds, in consideration of the services provided by JPMFM pursuant to the Administration Agreement, JPMFM will receive from each Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate of 0.10% on the first $100 billion of the average daily net assets of all the money market funds in the JPMorgan Funds Complex and 0.05% of the average daily net assets of the money market funds in the JPMorgan Funds Complex over $100 billion. For purposes of this paragraph, the “JPMorgan Funds Complex” includes most of the open-end investment companies in the JPMorgan Funds Complex including the series of the former One Group Mutual Funds.

          With respect to the Investor Funds, in consideration of the services provided by JPMFM pursuant to the Administration Agreement, JPMFM will receive from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate of 0.10% of the first $500 million of average daily net assets of all the Investor Funds in the JPMorgan Funds Complex, 0.075% of the Investor Funds’ average daily net assets between $500 million and $1 billion and 0.05% of the Investor Funds’ average daily net assets in excess of $1 billion.

          JPMFM does not charge a fee for providing administrative services to the JPMorgan SmartRetirement Funds under the SmartRetirement Administration Agreement, but does receive fees for its services to the underlying funds.

For details of the administration and administrative services fees paid or accrued, see “ADMINISTRATOR - Administration Fees” in Part I of this SAI.

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DISTRIBUTOR

          Since February 19, 2005, JPMDS has served as the distributor for all the Trusts and holds itself available to receive purchase orders for each of the Fund’s shares. In that capacity, JPMDS has been granted the right, as agent of each Trust, to solicit and accept orders for the purchase of shares of each of the Funds in accordance with the terms of the Distribution Agreement between each Trust and JPMDS. JPMDS began serving as JPMT II’s distributor pursuant to a Distribution Agreement dated as of April 1, 2002. JPMDS is an affiliate of JPMIM, JPMorgan Investment Advisors and JPMorgan Chase Bank and is a direct, wholly-owned subsidiary of JPMorgan Chase. The principal offices of JPMDS are located at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

          Unless otherwise terminated, the Distribution Agreement with JPMDS will continue in effect for annual periods beyond October 31 of each year, and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Board of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval, and (b) the vote of the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days’ prior written notice by the Board of Trustees, by vote of majority of the outstanding voting securities of the Fund or by JPMDS. The termination of the Distribution Agreement with respect to one Fund will not result in the termination of the Distribution Agreement with respect to any other Fund. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. JPMDS is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc.

For details of the compensation paid to the principal underwriter, JPMDS, see “DISTRIBUTOR - Compensation paid to JPMDS” in Part I of this SAI.

DISTRIBUTION PLAN

          Certain Funds have adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”) on behalf of the Class A Shares, Class B Shares, Class C Shares, Class M Shares, Cash Management Shares, Morgan Shares, Reserve Shares, Service Shares and E*TRADE Class Shares of the applicable Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the “Distribution Fee”) to JPMDS, at annual rates not to exceed the amounts set forth in each applicable Fund’s prospectus.

          JPMDS may use the Rule 12b-1 fees payable under the Distribution Plan to finance any activity that is primarily intended to result in the sale of Shares, including, but not limited to, (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper, electronic and media advertising; (ii) the preparation, printing and distribution of prospectuses, statements of additional information and reports and any supplements thereto (other than prospectuses, statements of additional information and reports and any supplements thereto used for regulatory purposes or distributed to existing shareholders of each Fund); (iii) the preparation, printing and distribution of sales and promotional materials and sales literature which is provided to various entities and individuals, including brokers, dealers, financial institutions, financial intermediaries, shareholders, and prospective investors in each Fund; (iv) expenditures for sales or distribution support services, including meetings with and assistance to brokers, dealers, financial institutions, and financial intermediaries and in-house telemarketing support services and expenses; (v) preparation of information, analyses, surveys, and opinions with respect to marketing and promotional activities, including those based on meetings with and feedback from JPMDS’s sales force and others including potential investors, shareholders and financial intermediaries; (vi) commissions, incentive compensation, finder’s fees, or other compensation paid to, and expenses of employees of JPMDS, brokers, dealers, and other financial institutions and financial intermediaries that are attributable to any distribution and/or sales support activities, including interest expenses and other costs associated with financing of such commissions, incentive compensation, other compensation, fees, and expenses; (vii) travel, promotional materials, equipment, printing, delivery and mailing costs, overhead and other office expenses of JPMDS

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and its sales force attributable to any distribution and/or sales support activities, including meetings with brokers, dealers, financial institutions and financial intermediaries in order to provide them with information regarding the Funds and their investment process and management; (viii) the costs of administering the Distribution Plan; (ix) expenses of organizing and conducting sales seminars; and (x) any other costs and expenses relating to any distribution and/or sales support activities. Activities intended to promote one class of shares of a Fund may also benefit the Fund’s other shares and other Funds. Anticipated benefits to the Funds that may result from the adoption of the Distribution Plan are economic advantages achieved through economies of scale and enhanced viability if the Funds accumulate a critical mass.

          Class A, Class B and Class C Shares. Class A Shares of the Funds pay a Distribution Fee of 0.25% of average daily net assets and Class B and Class C shares of the Funds pay a Distribution Fee of 0.75% of average daily net assets. JPMDS currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C Shares of the Funds of up to 4.00% (2.75% for Class B Shares of the Short Duration Bond Fund, Short Term Municipal Bond Fund, Ultra Short Duration Bond Fund and Treasury & Agency Fund) and 1.00% respectively of the purchase price of the shares sold by such dealer. JPMDS will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because JPMDS will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C Shares of the Funds, it will take JPMDS several years to recoup the sales commissions paid to dealers and other sales expenses. Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average daily net asset value of the Class A Shares or 0.75% annualized of the average daily net asset value of the Class B and Class C Shares maintained in a Fund by such broker-dealers’ customers. Such payments on Class A Shares will be paid to broker-dealers immediately. Such payments on Class B and Class C Shares will be paid to broker-dealers beginning in the 13th month following the purchase of such shares , except certain broker-dealers who have sold Class C Shares to certain defined contribution plans and who have waived the 1.00% sales commission shall be paid trail or maintenance commissions immediately .

          Class M Shares. Short Term Bond Fund II Class M Shares pay a Distribution Fee of up to 0.35% of average daily net assets. JPMDS currently expects to pay sales commissions to a dealer at the time of sale of Class M Shares of the Funds of up to 3.00% of the purchase price of the shares sold by such dealer. JPMDS will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0. 3 0% annualized of the average daily net asset value of Class M Shares maintained in the Short Term Bond Fund II by such broker-dealers’ customers up to $1 billion, and 0.35% of the daily net asset value excess of $1 billion.

          Money Market Funds. Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.75% annualized of the average daily net asset value of Class B Shares or Class C Shares maintained in a Fund by such broker-dealers’ customers. With respect to Cash Management Shares, broker-dealers will be compensated with trail or maintenance commissions of 0.50% annualized of the average daily net asset value. With respect to Reserve Shares, broker-dealers will be compensated with trail or maintenance commissions of 0.25% annualized of the average daily net asset value. For Class B, Class C and Morgan Shares, trail or maintenance commissions will be paid to broker-dealers beginning in the 13th month following the purchase of such shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. JPMDS will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because JPMDS will receive 0.75% on Class B and C Shares, 0.50% on Cash Management Shares, 0.10% on Morgan Shares (except for Morgan Shares of the Prime Money Market Fund), 0.25% on Reserve Shares and 0.60% on E*TRADE Class and Service Shares of average daily net assets, the fee will take JPMDS several years to recoup the sales commissions paid to

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dealers and other sales expenses. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses).

          The Institutional Class Shares, Select Class Shares, R Class Shares, Ultra Shares, Premier Shares, Capital Shares and Agency Shares of the Funds have no Distribution Plan.

          No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund.

          Since the Distribution Fee is not directly tied to expenses, the amount of Distribution Fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). With respect to Class B and Class C Shares of the Funds, because of the 0.75% annual limitation on the compensation paid to JPMDS during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C Shares in any one year will be accrued and paid by a Fund to JPMDS in fiscal years subsequent thereto. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

          The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trusts and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such plan (“Qualified Trustees”).

          The Distribution Plan may be terminated, with respect to any class of a Fund, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place. The Board of Trustees will review at least on a quarterly basis written reports of the amounts expended under the Distribution Plan indicating the purposes for which such expenditures were made. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office.

          The Distribution Plan, which was approved by the Board of Trustees on August 19, 2004, represents the combination, amendment and restatement of the existing distribution plans adopted under Rule 12b-1 under the 1940 Act by JPMMFG, JPMMFS and each Predecessor Trust with respect to the classes of Shares specified above.

          Prior to February 19, 2005, the JPMT II Funds had adopted a Predecessor Distribution and Shareholder Services Plan with respect to Class A and the former Service Class (which were subsequently discontinued) shares and a Predecessor Distribution and Shareholder Services Plan with respect to Class B shares and Class C shares (collectively, the “Predecessor Plans”). These Predecessor Plans were terminated effective February 19, 2005. During the fiscal year ended June 30, 2005, payments made for distribution and shareholder services under Rule 12b-1 up until February 18, 2005 were made under these Predecessor Plans.

For details of the Distribution fees that the Funds paid to or that were accrued by J.P. Morgan Fund Distributors, Inc., see “DISTRIBUTOR – Distribution Fees” in Part I of this SAI.

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SECURITIES LENDING AGENT

          To generate additional income, certain Funds may lend up to 33 1/3% of their assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, an affiliate of the Funds, serves as lending agent pursuant to a securities lending agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

          Under the Securities Lending Agreement, JPMorgan Chase Bank acting as agent for the Funds, loans securities to approved borrowers pursuant to approved Borrower Agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as income from securities lending (net in the Fund’s financial statements). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments (in the Fund’s financial statements).

          Under the Securities Lending Agreement, JPMorgan Chase Bank is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. JPMorgan Chase Bank has voluntarily reduced its fees to (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively. The purpose of these fees is to cover the custodial, administrative and related costs of securities lending including securities movement, settlement of trades involving cash received as collateral, custody of collateral and marking to market loans.

CUSTODIAN

          Pursuant to the Global Custody and Fund Accounting Agreement with JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, dated February 19, 2005 (the “JPMorgan Custody Agreement”) JPMorgan Chase Bank serves as the custodian and fund accounting agent for each of the Funds, other than the JPMorgan SmartRetirement Funds and the Highbridge Statistical Market Neutral Fund. Pursuant to the JPMorgan Custody Agreement, JPMorgan Chase Bank is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank is an affiliate of JPMIM.

          With respect to the JPMorgan SmartRetirement Funds, pursuant to the Global Custody and Fund Accounting Agreement between JPMFM, JPMT I on behalf of the JPMorgan SmartRetirement Funds, and JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, effective May 5, 2006 (the “SmartRetirement Custody Agreement”), JPMorgan Chase Bank serves as the custodian and funds accounting agent for the JPMorgan SmartRetirement Funds and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. The fees and expenses under the SmartRetirement Custody Agreement for custody and fund accounting are paid by JPMFM.

          Pursuant to the Custody Agreement with Custodial Trust Company (“CTC”), 101 Carnegie Center, Princeton, NJ 08540, dated November 21, 2005, CTC serves as the Highbridge Statistical Market Neutral Fund’s custodian and is responsible for holding portfolio securities and cash.

          Pursuant to the Fund Accounting Services Agreement with JPMIS, 73 Tremont St., Boston, MA 02108, dated November 30, 2005, JPMIS serves as the Highbridge Statistical Market Neutral Fund’s

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accounting agent and is responsible for maintaining the books of account and records of portfolio transactions. JPMIS is an affiliate of JPMIM.

CUSTODY FEES AND EXPENSES

          For custodian services, each Fund (other than the JPMorgan SmartRetirement Funds and the Highbridge Statistical Market Neutral Fund) pays to JPMorgan Chase Bank safekeeping fees of between 0.001% and 0.60% of assets held by JPMorgan Chase Bank (depending on the foreign domicile in which the asset is held), calculated monthly in arrears and fees between $7.00 and $150 for securities trades (depending on the foreign domicile in which the trade is settled). JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

          For custodian services for the JPMorgan SmartRetirement Funds, JPMFM pays to JPMorgan Chase Bank a fee of between 0.0001% and 0.60% of assets held by JPMorgan Chase Bank (depending on the foreign domicile in which the asset is held to the extent JPMorgan SmartRetirement Funds subsequently invest in foreign securities) calculated monthly in arrears. JPMFM also pays JPMorgan Chase Bank fees between $7.00 and $150 for securities trades (depending on the foreign domicile in which the trade is settled to the extent JPMorgan SmartRetirement Fund subsequently invests in foreign securities). JPMFM shall also pay JPMorgan Chase Bank’s ordinary, reasonable out-of-pocked or incidental expenses other than legal fees and tax or related fees incidental to processing by governmental authorities, issuers or their agents.

          For custodian services, the Highbridge Statistical Market Neutral Fund pays to CTC the higher of (a) a fee calculated at an annual rate of 0.04% of the first $50 million of the Fund’s average daily net assets, 0.02% of the next $150 million of the Fund’s average daily net assets, 0.01% of the next $800 million of the Fund’s average daily net assets and 0.005% of the Fund’s average daily net assets over $1 billion, or (b) the applicable per account minimum charge, $5,000. CTC is also reimbursed for its reasonable out-of-pocket or incidental expenses.

          With respect to fund accounting services, the following schedule shall be employed in the calculation of the fees payable for the services provided under the JPMorgan Custody Agreement, the SmartRetirement Custody Agreement and the Fund Accounting Services Agreement for the Highbridge Statistical Market Neutral Fund. For purposes of determining the asset levels at which a Tier applies, assets for that fund type across the entire JPMorgan Funds Complex (which shall be defined to include any 1940 Act fund, commingled funds or Rule 3c-7 fund which is advised or subadvised by an entity which is a subsidiary of JPMorgan & Co.) shall be used.

Money Market Funds:
Tier One	First $5 BN	0.75 Bps
Tier Two	Next $5 BN	0.60 Bps
Tier Three	Next $25 BN	0.30 Bps
Tier Four	Over $35 BN	0.10 Bps

U.S. Fixed Income Funds:
Tier One	First $10 BN	0.90 Bps
Tier Two	Next $10 BN	0.50 Bps
Tier Three	Next $10 BN	0.35 Bps
Tier Four	Over $30 BN	0.20 Bps

U.S. Equity Funds:
Tier One	First $10 BN	0.85 Bps
Tier Two	Next $10 BN	0.50 Bps
Tier Three	Next $10 BN	0.35 Bps
Tier Four	Over $30 BN	0.25 Bps

International Funds:
Tier One	First $10 BN	2.00 Bps
Tier Two	Over $10 BN	1.75 Bps

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Emerging Markets Funds:
Tier One	First $10 BN	3.00 Bps
Tier Two	Over $10 BN	2.00 Bps

Other Fees:

Minimums:
U.S. Equity Funds	$20,000
U.S. Fixed Income Funds	$20,000
Money Markets Funds	$10,000
International Funds	$25,000
Emerging Markets Funds	$40,000
Additional Share Classes	$2,000
Multi-Managed Funds (per manager)	$6,000

TRANSFER AGENT

          Boston Financial Data Services, Inc. (“BFDS” or “Transfer Agent”), 2 Heritage Drive, North Quincy, MA 02171, serves as each Fund’s transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, BFDS is responsible for maintaining account records, detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

SHAREHOLDER SERVICING

          The Trusts, on behalf of the Funds have entered into a shareholder servicing agreement, effective February 19, 2005, with JPMDS (“Shareholder Servicing Agreement”). The Shareholder Servicing Agreement for Institutional Class Shares of JPMT II became effective on August 12, 2004. Under the Shareholder Servicing Agreement, JPMDS will provide, or cause its agents to provide, any combination of the (i) personal shareholder liaison services and shareholder account information services (“Shareholder Services”) described below and/or (ii) other related services (“Other Related Services”) as also described below.

          “Shareholder Services” include (a) answering shareholder inquiries (through electronic and other means) regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Funds; (b) providing shareholders with information through electronic means; (c) assisting shareholders in completing application forms, designating and changing dividend options, account designations and addresses; (d) arranging for or assisting shareholders with respect to the wiring of the funds to and from shareholder accounts in connection with shareholder orders to purchase, redeem or exchange shares; (e) verifying shareholder requests for changes to account information; (f) handling correspondence from shareholders about their accounts; (g) assisting in establishing and maintaining shareholder accounts with the Trusts; and (h) providing other shareholder services as the Trusts or a shareholder may reasonably request, to the extent permitted by applicable law.

          “Other Related Services” include (a) aggregating and processing purchase and redemption orders for shares; (b) providing shareholders with account statements showing their purchases, sales, and positions in the applicable Fund; (c) processing dividend payments for the applicable Fund; (d) providing sub-accounting services to the Trusts for shares held for the benefit of shareholders; (e) forwarding communications from the Trusts to shareholders, including proxy statements and proxy solicitation materials, shareholder reports, dividend and tax notices, and updated Prospectuses and SAIs; (f) receiving, tabulating and transmitting proxies executed by shareholders; (g) facilitating the transmission and receipt of funds in connection with shareholder orders to purchase, redeem or exchange shares; (h) developing and maintaining Trust’s website; (i) developing and maintaining facilities to enable transmission of share transactions by electronic and non-electronic means; (j) providing support and related services to Financial Intermediaries in order to facilitate their processing of orders and communications with shareholders; (k) providing transmission and other functionalities

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for shares included in investment, retirement, asset allocation, cash management or sweep programs or similar programs or services; and (l) developing and maintaining check writing functionality.

For details of fees paid by the Funds to JPMDS for Shareholder Services and Other Related Services under the Shareholder Servicing Agreement, see “SHAREHOLDER SERVICING - Shareholder Services Fees” in Part I of this SAI.

          To the extent it is not otherwise required by its contractual agreement to limit a Fund’s expenses as described in the Prospectuses for the Funds, JPMDS may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreement with respect to each Fund on a month-to-month basis.

          JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of such fees received from the Funds to such entities for performing Shareholder Services and/or Other Related Services, as described above, for shareholders. Such Financial Intermediaries may include, without limitation, any person who is an affiliate of JPMDS.

          The Shareholder Servicing Agreement, unless sooner terminated, will continue until October 31, 2006. Thereafter, if not terminated, the Shareholder Servicing Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Trusts who are not parties to the Shareholder Servicing Agreement or interested persons (as defined in the 1940 Act) of any such party. The Shareholder Servicing Agreement may be terminated without penalty, on not less than 60 days’ prior written notice, by the Board of Trustees of the Trusts or by JPMDS. The Shareholder Servicing Agreement will also terminate automatically in the event of its assignment.

          Financial Intermediaries may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, “sweep” programs, cash advances and redemption checks. Each Financial Intermediary may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Financial Intermediaries may (although they are not required by the Trusts to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Financial Intermediaries.

          For shareholders that bank with JPMorgan Chase Bank, JPMDS may aggregate investments in the Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Financial Intermediaries may, at their own expense, provide gifts such as computer software packages, guides and books related to investments or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

          JPMDS or its affiliates may from time to time, at its or their own expense, out of compensation retained by them from the Funds or from other sources available to them, make additional payments to certain selected dealers or other Financial Intermediaries for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by the customer of such Financial Intermediaries. Such compensation does not represent an additional expense to the Funds or to their shareholders, since it will be paid by JPMDS.

          JPMDS, the Funds and their affiliates, agents and subagents may share certain information about shareholders and their accounts, as permitted by law and as described in the JPMorgan Funds Privacy Policy provided with your Prospectus, and also available on the JPMorgan Funds website at www.jpmorganfunds.com.

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EXPENSES

          Except for the JPMorgan SmartRetirement Funds, the Funds pay the expenses incurred in their operations, including their pro-rata share of expenses of the Trusts. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds’ custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, legal counsel and any transfer agent, registrar or dividend disbursing agent of the Trusts; insurance premiums; and expenses of calculating the NAV of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

          With respect to the JPMorgan SmartRetirement Funds, the Administrator pays many of the ordinary expenses incurred by the Funds in their operations including organization costs, taxes, ordinary fees and expenses for legal and auditing services, fees and expenses of pricing services, the expenses of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information, proxy solicitation material and notices to existing shareholders, all expenses incurred in connection with issuing and redeeming shares, the cost of custodial and fund accounting services, and the cost of initial and ongoing registration of the shares under Federal and state securities laws. The Funds pay the following fees and expenses, including their pro-rata share of the following fees and expenses of the Trust: (1) transfer agency, (2) shareholder servicing, (3) distribution fees, (4) brokerage costs, (5) all fees and expenses of Trustees, (6) the portion of the compensation of the Trust’s Chief Compliance Officer (CCO) attributable to the Funds on the basis of relative net assets, (7) costs of the Trust’s CCO Program, (8) insurance, including fidelity bond and D&O insurance, (9) interest, (10) litigation and (11) other extraordinary or nonrecurring expenses. Shareholder servicing and distribution fees are allocated to specific classes of the Funds. Service providers to the Funds may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

          JPMIM, JPMIA, SC-R&M, JPMFM and JPMDS have agreed that they will waive fees or reimburse the Funds as described in the Prospectuses.

FINANCIAL INTERMEDIARIES

          The services provided by Financial Intermediaries may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Funds, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client’s account balance and integrating these statements with those of other transactions and balances in the client’s other accounts serviced by the Financial Intermediary, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMDS or clients of the Financial Intermediary may reasonably request and agree upon with the Financial Intermediary.

          Financial Intermediaries may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among Financial Intermediaries, but in all cases will be retained by the Financial Intermediary and will not be remitted to a Fund or JPMDS.

          Each Fund has authorized one or more Financial Intermediaries to accept purchase and redemption orders on its behalf. Such Financial Intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when a Financial Intermediary or, if applicable, that

Part II - 82

Financial Intermediary’s authorized designee, accepts the order. These orders will be priced at the Fund’s NAV next calculated after they are so accepted.

          The Funds may also enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking, sub-transfer agency and/or omnibus accounting. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees and shareholder servicing fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor and shareholder servicing agent, respectively. From time to time, JPMDS or its affiliates may pay a portion of the fees for networking, sub-transfer agency and/or omnibus accounting at its or their own expense and out of its or their legitimate profits.

CASH COMPENSATION TO FINANCIAL INTERMEDIARIES

          JPMDS, JPMIA and JPMIM may compensate Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, 12b-1 fees and payments by JPMDS, JPMIA and JPMIM or their affiliates from their own resources. JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by such Financial Intermediaries.

          Occasionally, JPMDS, JPMIA and JPMIM, at their own expense and out of their legitimate profits, may provide cash incentives (sometimes referred to as “ other cash compensation ”) to Financial Intermediaries. Additional cash incentives may also be paid by other affiliates of JPMDS and JPMIM from time to time. Those additional cash incentives are payments over and above the sales charges (including 12b-1 fees) and shareholder servicing fees paid by the Funds. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support, and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. JPMIM, JPMIA and JPMDS may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of shares sold. In addition, JPMDS may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a contingent deferred sales charge (“CDSC”).

           Other cash compensation payments are usually structured in one of three ways: (i) basis point payments on gross sales; (ii) basis point payments on net assets; and/or (iii) fixed dollar amount payments.

For details of the amounts paid by the Funds’ Adviser and Distributor for all of the Funds pursuant to their other cash compensation arrangements, see “FINANCIAL INTERMEDIARIES – Other Cash Compensation ” in Part I of this SAI.

          Finders’ Fees. Financial Intermediaries who sell over $1 million of Class A Shares of certain Funds may receive a finder’s fee. JPMDS reserves the right to alter or change the finder’s fee policy at any time at its own discretion. If a plan redeems all of the shares for which a finder’s fee has been paid within 12 months of the purchase date, JPMDS will reclaim the finder’s fee paid to the Financial Intermediary rather than charge a CDSC to the plan.

          JPMIM, JPMIA, JPMDS and their affiliates may also pay non-cash compensation to sales representatives of Financial Intermediaries in the form of: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of Financial Intermediaries.

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For details of finders’ fee commissions paid to Financial Intermediaries, see “FINANCIAL INTERMEDIARIES – Finders’ Fee Commissions” in Part I of this SAI.

For details of the finders’ fee amounts paid by the Adviser and Distributor for the Funds’ most recent fiscal year, see “FINANCIAL INTERMEDIARIES – Finders’ Fees Paid by Adviser and Distributor” in Part I of this SAI.

TRUST COUNSEL

          The law firm of Ropes & Gray LLP, One Metro Center, 700 12th Street, N.W., Suite 900, Washington, D.C. 20005-3948, is counsel to the Trusts.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          The independent registered public accounting firm for the Trusts and the Funds is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds and assists in the preparation and/or review of each Fund’s federal and state income tax returns.

PURCHASES, REDEMPTIONS AND EXCHANGES

          The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Funds may defer acting on a shareholder’s instructions until it has received them in proper form and in accordance with the requirements described in the Prospectuses.

          An investor may buy (or redeem) shares in certain Funds: (i) through a Financial Intermediary; or (ii) through JPMDS by calling JPMorgan Funds Services. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including affiliates of JPMorgan Chase that have entered into an agreement with the Distributor, or, if applicable, an authorized designee of a Financial Intermediary. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the “Bank Account Registration” section of the shareholder’s latest account application or as otherwise properly specified to such Fund in writing. Investors may incur a fee if they effect transactions through a Financial Intermediary.

          The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued in the same manner as they would be valued for purposes of computing a Fund’s NAV, as described in the section entitled “Net Asset Value”. This is a taxable transaction to the shareholder. Purchases by means of in-kind contributions of securities will only be accepted if a variety of conditions are satisfied, in accordance with polices and procedures approved by the Board of Trustees.

          Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in-kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV of the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. JPMFMFG has filed an election under 18f-1 under the 1940 Act. The other Trusts have not filed an election under Rule 18f-1. However, the following Funds have previously filed Rule 18f-1 elections: (i) JPMorgan Value Opportunities Fund (formerly, The Growth Fund of Washington, Inc.), (ii) JPMorgan

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California Tax Free Bond Fund (formerly, J.P. Morgan California Bond Fund), (iii) JPMorgan Tax Aware Enhanced Income Fund, (iv) JPMorgan Tax Aware Disciplined Equity Fund, (v) JPMorgan Tax Aware U.S. Equity Fund, (vi) JPMorgan Intermediate Tax Free Bond Fund and JPMorgan New York Tax Free Bond Fund (as former series of Mutual Fund Select Trust), and (ix) JPMorgan International Equity Fund, JPMorgan Tax Aware Large Cap Value Fund and JPMorgan Tax Aware Large Cap Growth Fund (as former series of Mutual Fund Select Group). These elections carry over and commit these Funds to paying redemptions by a shareholder of record in cash, limited during any 90 day period to the lesser of: (i) $250,000 or (ii) one percent of the net asset value of the Fund at the beginning of such period.

          Each investor may add to or reduce its investment in a Fund on each day that the New York Stock Exchange is open for business. An investor in a Money Market Fund may add to or reduce its investment in a Money Market Fund on each day that the New York Stock Exchange is open for business or when a Money Market Fund elects to remain open when the New York Stock Exchange is closed but the Federal Reserve Bank of New York is open. The investor’s percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor’s investment in a Fund effected on such day and (ii) the denominator of which is the aggregate NAV of a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in a Fund. The percentage so determined will then be applied to determine the value of the investor’s interest in a Fund as of such time on the following day the New York Stock Exchange is open for trading or, for a Money Market Fund, the following day the Money Market Fund is open.

          The Money Market Funds reserve the right to waive any investment minimum. With respect to Agency, Capital, Institutional Class and Premier Shares, examples of when, in the Money Market Funds’ discretion, exceptions to the minimum requirements may be made include, but are not limited to, the following: (1) accounts of a parent corporation and its wholly-owned subsidiaries may be aggregated together to meet the minimum requirement; (2) accounts held by an institutional investor in any of the Money Market Funds in JPMT I or JPMT II may be aggregated together to meet the minimum requirement; and (3) an institutional investor may be given a reasonable amount of time to reach the investment minimum for a class. For Agency, Institutional Class and Premier Shares, investors must purchase the Shares directly from the JPMorgan Funds through JPMDS to potentially be eligible. In each case, the investors must inform the JPMorgan Funds (or their Financial Intermediary in the case of Capital Shares) that they have accounts that they may be eligible for an exception to the investment minimum.

          Exchange Privilege. Shareholders may exchange their shares in a Fund for shares of any other JPMorgan Fund as indicated in the Prospectuses that offers such share class. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may discontinue this exchange privilege at any time.

          Shares of a Fund may only be exchanged into another Fund if the account registrations are identical. All exchanges are subject to meeting any investment minimum or eligibility requirements. With respect to exchanges from any Money Market Fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the Fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either Fund for up to five business days if a Fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

          Redemptions. In general, shares of a Fund may be exchanged or redeemed at net asset value, less any applicable CDSC. The Trust may suspend the right of redemption or postpone the date of payment for Shares for more than seven days (more than one day for the Liquid Assets Money Market Fund) when:

(a)	trading on the New York Stock Exchange (the “Exchange”) is broadly restricted by the applicable rules and regulations of the SEC;

(b)	the Exchange is closed for other than customary weekend and holiday closing;

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(c)	the SEC has by order permitted such suspension; or

(d)	the SEC has declared a market emergency.

          Redemption Fees. In general, shares of a Fund may be exchanged or redeemed at net asset value, less any applicable CDSC. However, shares of certain Funds identified as charging redemption fees in their Prospectuses and held for less than 60 days are redeemable (or exchangeable) at a price equal to 98% of the then-current NAV per share, less any applicable CDSC .

          The day after your purchase order is accepted (i.e., trade date plus 1) is considered the first day for purposes of calculating the 60 day holding period.

          Shares acquired in conjunction with a Fund merger, the transfer of substantially all of the assets of a common or collective trust fund, or the substitution of a Fund for an existing investment alternative by an employee benefit plan shall be deemed to be held for 60 days for purposes of calculating the 60 day holding period.

          This 2% discount, referred to in the above listed Funds’ Prospectuses and this SAI as a redemption fee, directly affects the amount a Shareholder who is subject to the discount receives upon redemption or exchange. It is intended to offset the brokerage commissions, capital gains impact and administrative and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading. The fee is not a deferred sales charge, is not a commission paid to the Adviser or its affiliates and does not economically benefit a Fund’s Adviser in any way. The above listed Funds reserve the right to modify the terms of or terminate this fee at any time.

          The redemption fee does not apply to:

1.	Shares acquired through reinvested distributions (dividends and capital gains),

2.	Shares purchased by mutual fund wrap fee programs,

3.	Shares redeemed in connection with death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) within one year of such death or disability,

4.	Shares redeemed as part of a termination of certain employer-sponsored retirement plans,

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5.	Redemption of an employer-sponsored retirement plan’s entire share position with the Fund. Partial redemptions will still be subject to a redemption fee,

6.	Involuntary redemptions resulting from a failure to maintain the required minimum balance in an account or involuntary forfeiture of shares by a participant of an employee benefit plan,

7.	Shares redeemed by balance forward qualified retirement plans,

8.	Shares redeemed by a “Fund of Funds” such as the Investor Funds or JPMorgan SmartRetirement Funds provided the “Fund of Funds” is registered under the Investment Company Act of 1940,

9.

Shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program,

10.	Shares obtained through operation of the conversion feature applicable to Class B Shares,

11.	Shares redeemed by 529 Plans including shares redeemed as the result of rebalancing or as a result of participant direction, and

12.	Shares redeemed as part of a bona fide asset allocation program.

          Notwithstanding the foregoing, a redemption fee may be charged in the event that the Distributor determines that any redemptions potentially falling into one of the categories listed above are being used as a market timing strategy. A Financial Intermediary may not recognize the same exceptions to the imposition of a redemption fee.

          The redemption fee does not apply when a Fund exercises its right to liquidate accounts falling below the minimum account size or when a Fund redeems shares to collect an applicable subminimum account fee. The redemption fee will not apply to shares obtained through operation of the conversion feature applicable to the Class B shares even if they are redeemed within 60 days of conversion. The Funds do not impose a redemption fee if the amount of such fee would be less than $50. Financial Intermediaries may have a lower minimum or no minimum for charging redemption fees.

          Market timers may disrupt portfolio management and harm Fund performance. To the extent that a Fund is unable to effectively identify market timers or a Fund does not seek to identify market times, long-term investors may be adversely affected. The Funds do not authorize market timing and, except for the Funds identified in the Prospectuses, use reasonable efforts to identify market timers and apply any applicable redemption fee. There is no assurance, however, that the Funds will be able to identify and eliminate all market timers. For example, certain accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more difficult to identify accounts that should be charged a redemption fee and to collect any redemption fees owed to the Funds.

          For purposes of calculating the redemption fee, shares purchased through the reinvestment of dividends or capital gain distributions paid by a Fund (“free shares”) will be treated as redeemed first. After a Shareholder’s free shares have been used up, shares will be redeemed on a first-in, first-out basis.

          Applicability of Excessive Trading Limits and Redemption Fees to Investor Fund and JPMorgan SmartRetirement Fund Transactions. For purposes of the application of the excessive trading limitations and the redemption fees, the JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund, JPMorgan Investor Growth & Income Fund, JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2010 Fund, JPMorgan SmartRetirement 2015 Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2030 Fund , JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2040 Fund , JPMorgan SmartRetirement 2045 Fund, JPMorgan SmartRetirement 2050 Fund, and any future series designated as a JPMorgan SmartRetirement Fund will be considered asset allocation programs within the stated exceptions to the excessive trading limits and the redemption fees.

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          Additional Information About Class B and Class C Shares. The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares of the Funds (excluding Class B Shares of the Short Duration Bond Fund, the Short Term Municipal Bond Fund, the Ultra Short Duration Bond Fund and the Treasury & Agency Fund, for which the applicable commission is 2.75%) and a commission of 1.00% of the offering price on sales of Class C Shares other than the Short Duration Bond Fund, the Short Term Municipal Bond Fund, and the Ultra Short Duration Bond Fund). The Distributor keeps the entire amount of any CDSC the investor pays.

          If an investor redeems Class C Shares then uses that money to buy Class C Shares of a JPMorgan Fund within 90 days of that redemption, the second purchase will be free of a CDSC. Also, the 12b-1 aging will include the investor’s prior months’ holdings, so that the Financial Intermediary will receive the trail sooner.

          The CDSC, however, will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period defined below.

          Growth Advantage Fund. Holders of Class B Shares in the former JPMorgan H&Q IPO & Emerging Company Fund, the predecessor of the Growth Advantage Fund, who received Class B Shares in the Growth Advantage Fund as part of the reorganization of the Growth Advantage Fund and the predecessor fund on March 23, 2001 will generally pay a lower deferred sales charge on the shares received in the reorganization than on shares subsequently purchased. Class B Shares received in the reorganization will have the CDSC set forth in Column 3 below, while shares purchased after the reorganization or acquired in a subsequent purchase will have the CDSC set forth in Column 2 below. The Class B Shares purchased after the reorganization will cease to have a CDSC six years after a purchase (as opposed to five years for Class B Shares acquired in the reorganization). Those shares will convert to Class A Shares nine years after a purchase (as opposed to six years for Class B Shares acquired in the reorganization). In determining the sales charge on Class B Shares received as part of the reorganization, the holding period will refer back to when the Class B Shares of the predecessor fund were purchased, not when the Class B Shares of Growth Advantage Fund were received in the reorganization.

Contingent Deferred Sales Charge*

Years Held	Shares Received After Reorganization	Shares Received in Reorganization

1	5%	5%
2	4%	4%
3	3%	3%
4	3%	3%
5	2%	1%
6	1%	Convert to Class A shares
7	None	—
8	None	—
9	Convert to Class A shares	—

* Purchasers acquiring Class B Shares of the Growth Advantage Fund after the reorganization between the Fund and the predecessor fund will pay a CDSC as described in Column 2.

          Class B Shares of the Funds (excluding the Money Market Funds) automatically convert to Class A Shares (and thus are then subject to the lower expenses borne by Class A Shares) after the period of time specified in the applicable Prospectuses has elapsed since the date of purchase (the “CDSC Period”), together with the pro rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares attributable to the Class B Shares then converting. The conversion of Class B Shares will be effected at the relative net asset value per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. If any exchanges of Class B Shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion, the net asset value per share of the Class A Shares may be higher or lower than the net asset value per share of the Class B Shares; as a result, depending on the relative net asset value per share, a shareholder may receive fewer or more Class A Shares than the number of Class B Shares converted.

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          Class B Shares of the Money Market Funds automatically convert to Morgan Shares (and thus are then subject to the lower expenses borne by Morgan Shares) after the CDSC Period, together with the pro-rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares attributable to the Class B Shares then converting. The conversion of Class B Shares will be effected at the relative net asset value per share of the two classes. If any exchanges of Class B Shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion, the net asset value per share of the Morgan Shares may be higher or lower than the net asset value per share of the Class B Shares; as a result, depending on the relative net asset value per share, a shareholder may receive fewer or more Morgan Shares than the number of Class B Shares converted.

          A Fund may require medallion signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to a Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A medallion signature guarantee may be obtained from an approved bank, broker, savings and loan association or credit union under Rule 17Ad-15 of the Securities Exchange Act of 1934.

          The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

          Investors may incur a fee if they effect transactions through a Financial Intermediary.

          Systematic Withdrawal Plan. Systematic withdrawals may be made on a monthly, quarterly or annual basis. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

(i) monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

(ii) quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

          If you withdraw more than the limits stated above in any given systematic withdrawal payment, you will be charged a CDSC for the amount of the withdrawal over the limit for that month or quarter.

          For accounts that allow systematic withdrawals only as a fixed dollar amount per month or quarter, the applicable Class B or Class C CDSC is waived provided that, on the date of the systematic withdrawal, the fixed dollar amount to be withdrawn, when multiplied by 12 in the case of monthly payments or by four in the case of quarterly payments, does not exceed 10% of your then-current balance in the Fund. If on any given systematic withdrawal date that amount would exceed 10%, you will be charged a CDSC on the entire amount of that systematic withdrawal payment. This calculation is repeated on each systematic withdrawal date.

          For accounts that allow systematic withdrawals on a percentage basis, a Class B or Class C CDSC will be charged only on that amount of a systematic payment that exceeds the limits set forth above for that month or quarter.

          Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current net asset value for shares of the applicable class.

          Cut-Off Times for Purchase, Redemption and Exchange Orders. Orders to purchase, exchange or redeem shares accepted by the Funds, or by a Financial Intermediary authorized to accept such orders, by the cut-off times indicated in the Funds’ Prospectuses will be processed at the NAV next calculated after the order is accepted by the Fund or the Financial Intermediary. Under a variety of different types of servicing agreements, Financial Intermediaries that are authorized to accept purchase, exchange and/or redemption orders from investors are permitted to transmit those orders that are accepted by the Financial Intermediary before the cut-off times in the various Prospectuses to

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the Funds by the cut-off times stated in those agreements, which are generally later than the cut-off times stated in the Prospectuses.

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DIVIDENDS AND DISTRIBUTIONS

          Each Fund declares and pays dividends and distributions as described under “Distribution and Tax Matters” in the Prospectuses. Dividends may differ between classes as a result of differences in distribution expenses or other class-specific expenses.

          Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder’s pre-assigned bank account or are mailed by check in accordance with the customer’s instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

          If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder’s address of record, such shareholder’s distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

NET ASSET VALUE

          The NAV of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to such class, divided by the number of outstanding shares of such class. The following is a discussion of the procedures used by the Funds in valuing their assets.

           E quity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price.

          Generally, trading of foreign securities on most foreign markets is completed before the close in trading in U.S. markets. Additionally, trading on foreign markets may also take place on days on which the U.S. markets and the Funds are closed. The Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service, unless the Adviser determines in accordance with procedures adopted by the Board that use of another fair valuation methodology is appropriate. To the extent that foreign equity securities are not fair valued utilizing quotations of an independent pricing service, such securities shall generally be valued using the price of the last sale or official close of the primary exchange on which the security is purchased that is reported before the time when the net assets of the Funds are valued.

          For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 PM EST.

           Swaps shall generally be valued by a Board approved independent or affiliated pricing service or at an evaluated price provided by a counterparty or third-party broker. Futures, options and other derivatives are valued on the basis of available market quotations.

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          Securities of open-end investment companies are valued at their respective NAVs.

          Fixed income securities with a remaining maturity of 61 days or more are valued using market quotations available from and supplied daily by a Board approved independent or affiliated third party pricing services or broker/dealers of comparable securities. It is anticipated that such pricing services and broker/dealers will generally provide bid-side quotations. Emerging market debt securities, in accordance with the Funds’ pricing procedures, may be valued using market quotations provided by Emerging Markets Research, a pricing product supplied by JPMorgan Securities, Inc., an affiliate of the Funds’ Adviser. This product is supplied to other affiliated and non-affiliated entities for pricing purposes. All parties, including the Funds, are provided access to this product at no charge and the prices reflected are the same prices used to price the securities that comprise the JPMorgan Emerging Markets Bond Indices. Generally, short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days.

          The Money Market Funds’ portfolio securities are valued by the amortized cost method. The purpose of this method of calculation is to attempt to maintain a constant net asset value per share of each Fund of $1.00. No assurances can be given that this goal can be attained. The amortized cost method of valuation values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. If a difference of more than 1/2 of 1% occurs between valuation based on the amortized cost method and valuation based on market value, the Board of Trustees will take steps necessary to reduce such deviation, such as changing a Fund’s dividend policy, shortening the average portfolio maturity, realizing gains or losses, or reducing the number of outstanding Fund shares. Any reduction of outstanding shares will be effected by having each shareholder contribute to a Fund’s capital the necessary shares on a pro rata basis. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his or her investment in the Funds.

          With respect to all Funds, securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the general supervision and responsibility of the Trustees. The Board of Trustees has established a Valuation Committee to assist the Board in its oversight of the valuation of the Funds’ securities. The Funds’ Administrator has established a Fair Valuation Committee (“FVC”) to (1) make fair value determinations in certain pre-determined situations as outlined in the procedures approved by the Board and (2) provide recommendations to the Board’s Valuation Committee in other situations. This FVC includes senior representatives from Funds management as well as the Funds’ investment adviser. Fair value situations could include, but are not limited to: (1) a significant event that affects the value of a Fund’s securities (e.g., news relating to natural disasters affecting an issuer’s operations or earnings announcements); (2) illiquid securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security.

DELAWARE TRUSTS

          JPMT I and JPMT II. JPMT I and JPMT II were each formed as Delaware statutory trusts on November 12, 2004 pursuant to separate Declarations of Trust dated November 5, 2004. JPMT I assumed JPMMFS’ registration pursuant to the 1933 Act and the 1940 Act effective after the close of business on February 18, 2005, and JPMT II assumed One Group Mutual Funds’ registration pursuant to the 1933 Act and the 1940 Act effective after the close of business on February 18, 2005.

          Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust’s governing trust instrument. JPMT I’s and JPMT II’s Declarations of Trust each provides that shareholders of JPMT I and JPMT II shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to JPMT I or JPMT II or any series or class thereof. In addition, the Declarations of Trust each provides that neither JPMT I or JPMT II, nor the Trustees, officers,

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employees, nor agents thereof shall have any power to bind personally any shareholders nor to call upon any shareholder for payment of any sum of money or assessment other than such as the shareholder may personally agree to pay. Moreover, Declarations of Trust for JPMT I and JPMT II each expressly provide that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

          The Declarations of Trust of JPMT I and JPMT II each provides for the indemnification out of the assets held with respect to a particular series of shares of any shareholder or former shareholder held personally liable solely by reason of a claim or demand relating to the person being or having been a shareholder and not because of the shareholder’s acts or omissions. The Declarations of Trust of JPMT I and JPMT II each also provide that JPMT I and JPMT II, on behalf of the applicable series, may, at its option with prior written notice, assume the defense of any claim made against a shareholder.

          JPMT I’s and JPMT II’s Declarations of Trust each provides that JPMT I and JPMT II will indemnify their respective Trustees and officers against liabilities and expenses incurred in connection with any proceeding in which they may be involved because of their offices with JPMT I or JPMT II, unless, as to liability to JPMT I or JPMT II or the shareholders thereof, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices. In addition, the Declarations of Trust each provides that any Trustee who has been determined to be an “audit committee financial expert” shall not be subject to a greater liability or duty of care because of such determination.

          JPMT I and JPMT II shall continue without limitation of time subject to the provisions in the Declarations of Trust concerning termination by action of the shareholders or by action of the Trustees upon written notice to the shareholders.

          JPMT I is party to an Agreement and Plan of Investment and Transfer of Assets dated January 17, 2006 pursuant to which it has agreed, out of the assets and property of certain Funds, to indemnify and hold harmless JPMorgan Chase Bank, in its corporate capacity and as trustee of certain common trust funds, and each of its directors and officers, for any breach by JPMT I of its representations, warranties, covenants or agreements under such Agreement or any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by JPMT I or its Board of Trustees or officers, related to the transfer of assets from certain common trust funds to the respective Funds and other related transactions.

MASSACHUSETTS TRUSTS

          JPMMFG and JPMMFIT. JPMMFG and JPMMFIT are each organized as a Massachusetts business trust. Short Term Bond Fund II is a separate and distinct series of JPMMFG, and the Growth Advantage Fund is a separate and distinct series of JPMMFIT. Copies of the Declarations of Trust of each of JPMMFG and JPMMFIT are on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declarations of Trust and By-laws of JPMMFG and JPMMFIT are designed to make JPMMFG and JPMMFIT similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability as described below.

          Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, JPMMFG’s and JPMMFIT’s Declarations of Trust provide that the shareholders shall not be subject to any personal liability for the acts or obligations of the Funds and that every written agreement, obligation, instrument or undertaking made on behalf of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder.

          No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Funds. However, upon payment of such liability, the shareholder will be entitled to

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reimbursement from the general assets of the Funds. The Boards of Trustees intend to conduct the operations of JPMMFG and JPMMFIT in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

          JPMMFG’s and JPMMIT’s Declarations of Trust each provides that JPMMFG and JPMMFIT will each indemnify their respective Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with JPMMFG or JPMMFIT, unless, as to liability to JPMMFG or JPMMFIT or their shareholders, it is finally adjudicated that the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of JPMMFG or JPMMFIT. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

          JPMMFG and JPMMFIT shall continue without limitation of time subject to the provisions in the Declarations of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

MARYLAND CORPORATION

          J.P. Morgan Fleming Mutual Fund Group, Inc. JPMFMFG is a diversified open-end management investment company which was organized as a Maryland corporation, on August 19, 1997. Effective April 30, 2003, the name of JPMFMFG was changed from Fleming Mutual Fund Group, Inc. to J.P. Morgan Fleming Mutual Fund Group, Inc.

          The Articles of Incorporation of JPMFMFG provide that a Director shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Articles of Incorporation also provide that JPMFMFG will indemnify its Directors and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with JPMFMFG to the fullest extent permitted by law. However, nothing in the Articles of Incorporation shall protect or indemnify a Director against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

DESCRIPTION OF SHARES

          Shares of JPMT I and JPMT II. JPMT I and JPMT II are open-end, management investment companies organized as Delaware statutory trusts. Each Fund represents a separate series of shares of beneficial interest. See “Delaware Trusts.”

          The Declarations of Trust of JPMTI and JPMT II each permits the Trustees to issue an unlimited number of full and fractional shares ($0.0001 par value) of one or more series and classes within any series and to divide or combine the shares of any series or class without materially changing the proportionate beneficial interest of such shares of such series or class in the assets held with respect to that series. Each share represents an equal beneficial interest in the net assets of a Fund with each other share of that Fund. The Trustees of JPMT I and JPMT II may authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, voting powers, rights, duties and privileges as the Trustees may determine, however the Trustees may not classify or change outstanding shares in a manner materially adverse to shareholders of each share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

          The shareholders of each Fund are entitled to one vote for each dollar of NAV (or a proportionate fractional vote with respect to the remainder of the NAV of shares, if any), on matters on which shares of a

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Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of JPMT I or JPMT II, respectively. The voting rights of shareholders are not cumulative with respect to the election of Trustees. It is the intention of JPMT I and JPMT II not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Declarations of Trust of JPMT I and JPMT II.

          Each share of a series or class represents an equal proportionate interest in the assets in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of JPMTI and JPMT II which are not attributable to a specific series or class are allocated among all of their series in a manner deemed by the Trustees to be fair and equitable. Shares have no pre-emptive or conversion rights, and when issued, are fully paid and non-assessable. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

          The Trustees of JPMT I and JPMT II may, without shareholder approval (unless otherwise required by applicable law): (i) cause JPMT I or JPMT II to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law, partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations, or other business entities created by the Trustees to accomplish such merger or consolidation) so long as the surviving or resulting entity is an investment company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume JPMT I or JPMT II’s registration under the 1940 Act and that is formed, organized, or existing under the laws of the United States or of a state, commonwealth, possession or territory of the United States, unless otherwise permitted under the 1940 Act; (ii) cause any one or more series or classes of JPMT I or JPMT II to merge or consolidate with or into any one or more other series or classes of JPMT I or JPMT II, one or more trusts (or series or classes thereof to the extent permitted by law), partnerships, associations, corporations; (iii) cause the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; or (iv) cause JPMT I or JPMT II to reorganize as a corporation, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act.

          The Trustees may, without shareholder vote, generally restate, amend or otherwise supplement JPMT I or JPMT II’s governing instruments, including the Declarations of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions, such as the right to elect Trustees.

          The Trustees, without obtaining any authorization or vote of shareholders, may change the name of any series or class or dissolve or terminate any series or class of shares.

          Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus and this SAI, JPMT I’s and JPMT II’s Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of JPMT I or JPMT II, Shares of a Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

          Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as JPMT I or JPMT II shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of such Fund. However, Rule 18f-2 also provides that

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the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by Shareholders of the Trust voting without regard to series.

          Each share class of a Fund has exclusive voting rights with respect to matters pertaining to the Fund’s Distribution and Shareholder Services Plans, Distribution Plans or Shareholder Services Plan applicable to those classes.

          Shares of JPMMFG and JPMMFIT. JPMMFG and JPMMFIT are an open-end, management investment company organized as a Massachusetts business trust. The Short Term Bond Fund II represents a separate series of shares of beneficial interest of JPMMFG and the Growth Advantage Fund represents a separate series of shares of beneficial interest of JPMMFIT. See “Massachusetts Trust.”

          The Declarations of Trust of JPMMFG and JPMMFIT permit the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in the Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, holders are entitled to share pro-rata in the net assets of the Fund available for distribution to such shareholders. See “Massachusetts Trusts.” The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

          The shareholders of the Funds are entitled to one vote for each whole share (with fractional shares entitled to a proportionate fractional vote) on matters on which shares of the Funds shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of JPMMFG and JPMMFIT. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of JPMMFG and JPMMFIT not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Declarations of Trust.

          Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of JPMMFG and JPMMFIT which are not attributable to a specific series or class are allocated among all of its series in a manner believed by management of JPMMFG and JPMMFIT to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

          The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Funds for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Funds and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

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          Shareholders of the Fund have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Fund’s shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a NAV of at least $25,000 or at least 1% of JPMMFG’s or JPMMFIT’s outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of the Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

          For information relating to mandatory redemption of Fund shares or their redemption at the option of JPMMFG and JPMMFIT under certain circumstances, see “Purchases, Redemptions and Exchanges”.

          Shares of JPMFMFG. The Articles of Incorporation of JPMFMFG permit the classes of JPMFMFG to offer 612,500,000 shares of common stock, with $.001 par value per share. Pursuant to JPMFMFG’s Articles of Incorporation, the Board may increase the number of shares that the classes of JPMFMFG are authorized to issue without the approval of the shareholders of each class of JPMFMFG. The Board of Directors has the power to designate and redesignate any authorized but unissued shares of capital stock into one or more classes of shares and separate series within each such class, to fix the number of shares in any such class or series and to classify or reclassify any unissued shares with respect to such class or series.

          Each share of a series in JPMFMFG represents an equal proportionate interest in that series with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the series. Shareholders have no preemptive rights. All consideration received by JPMFMFG for shares of any series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

Under Maryland law, JPMFMFG is not required to hold an annual meeting of its shareholders unless required to do so under the 1940 Act.

          Each share in each series of the Fund represents an equal proportionate interest in that series of the Fund with each other share of that series of the Fund. The shares of each series and class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of JPMFMFG which are not attributable to a specific series or class are allocated among all the series and classes in a manner believed by management of JPMFMFG to be fair and equitable. Shares of each series or class generally vote

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together, except when required by federal securities laws to vote separately on matters that may affect a particular series or class differently, such as approval of a distribution plan.

PORTFOLIO HOLDINGS DISCLOSURE

          As described in the Prospectuses and pursuant to the procedures approved by the Trustees, each business day, a Fund will make available to the public upon request to JPMorgan Funds Services or the JPMorgan Institutional Funds Service Center (1-800-480-4111 or 1-800-766-7722, as applicable) a complete, uncertified schedule of its portfolio holdings as of the prior business day for the Money Market Funds and as of the last day of that prior month for all other Funds.

          The Funds’ publicly available uncertified complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of the Funds and (ii) clients of the Fund’s Adviser or its affiliates that invest in the Funds or such clients’ consultants. No compensation or other consideration is received by a Fund or the Fund’s Adviser, or any other person for these disclosures.

For a list of the entities that receive the Funds’ portfolio holdings information, the frequency with which it is provided and the length of the lag between the date of the information and the date it is disclosed, see “PORTFOLIO HOLDINGS DISCLOSURE” in Part I of this SAI.

          In addition, certain service providers to the Funds or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive the Funds’ portfolio holdings information earlier than 30 days after month end, such as sub-advisers, rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and in providing pricing quotations, transfer agents and entities providing CDSC financing (released weekly one day after trade date). When a Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Fund’s portfolio holdings and therefore, the shareholder and its agent may receive such information earlier than the time period specified in the Prospectuses. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney–client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

          Disclosure of a Fund’s portfolio securities as an exception to the Funds’ normal business practice requires the business unit proposing such exception to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund’s Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by a Fund or the Fund’s Adviser, or any other person for these disclosures. The Funds’ Trustees will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Funds’ shareholders on the one hand and the Fund’s Adviser or any affiliated person of the Fund or such entities on the other hand by creating a structured review and approval process which seeks to ensure that disclosure of information about the Fund’s portfolio securities is in the best interests of the Fund’s shareholders. There can be no assurance, however, that a Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

          Finally, the Funds release information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security. In addition to information on portfolio holdings, other fund statistical information may be found on the JPMorgan Funds’ website at www.jpmorganfunds.com.

PROXY VOTING PROCEDURES AND GUIDELINES

          The Board of Trustees has delegated to the Advisers and their affiliated advisers, proxy voting authority with respect to the Funds’ portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Funds’ Board of Trustees has adopted the Adviser’s detailed

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proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues.

          The Adviser and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.

          Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, the Adviser and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that the Adviser and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

          To oversee and monitor the proxy-voting process, the Adviser has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. (“ISS”) in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

          Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Fund’s investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how the Adviser will vote the proxy. In addressing any material conflict, the Adviser may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain Adviser personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.

          The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

•

Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for the Adviser to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to the Adviser in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. JPMIA, JPMIM and SC-R&M also considers the cost of voting in light of the expected benefit of the vote.

•

Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, the Adviser pays particular attention to management’s arguments for promoting the prospective change the Adviser’s sole criterion in

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determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

•

The Adviser is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, the Adviser will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

•	The Adviser will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

•	The Adviser will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

•

The Adviser will vote in favor of increases in capital which enhance a company’s long-term prospects. The Adviser will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, the Adviser will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

•

The Adviser will vote in favor of proposals which will enhance a company’s long-term prospects. The Adviser will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.

•	The Adviser reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however, the Adviser will generally vote against such proposals and vote for revoking existing plans.

•

Where social or environmental issues are the subject of a proxy vote, the Adviser will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of its clients.

•

With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) the Adviser’s position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

•

The Adviser considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

•

The Adviser votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

•	The Adviser also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

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•	The Adviser votes against proposals for a super-majority vote to approve a merger.

•

The Adviser considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

•

The Adviser votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders’ equity and dilution to voting power. The Adviser generally considers other management compensation proposals on a case-by-case basis.

•

The Adviser also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

          HCM. The Board of Trustees has delegated to HCM proxy voting authority with respect to Highbridge Statistical Market Neutral Fund’s portfolio securities. HCM’s proxy voting policy is as follows (HCM being referred to as the “Firm”):

Introduction/General Principles. The Firm exercises voting authority over Client proxies with one important consideration in mind: to ensure that the Firm votes proxies in the best interests of Clients. The Firm will make copies of these proxy voting policies and procedures available upon request to Clients and, when the Client is a Fund, to the investors in that Fund. The Firm has engaged ISS to review and vote proxies on behalf of the Firm and its Clients. The Firm has instructed its prime brokers and custodians of Firm or Client securities to forward to ISS all proxies received in connection with securities of the Firm or its Clients held by such prime brokers or custodians. Firm personnel who receive a proxy statement will forward it to the Compliance Officer or her designee, who will forward it on to ISS. ISS is responsible for making sure proxies are voted in a timely manner. Any question with respect to voting in such situations should be referred to the Compliance Officer, or her designee. ISS determines how to vote proxies on behalf of the Firm and its Clients pursuant to predetermined guidelines and will post its proposed vote on its website. The firm has access to the ISS website and will be able to regularly review a record of the proxies and votes cast.

Voting by the Firm. The Head of Operations, together with the appropriate Portfolio Manager or Trader, may determine to vote a particular proxy in a manner differing from the proposed vote of ISS as displayed on the ISS website. Notice shall be given to the Compliance Officer, or her designee should the Head of Operations, together with the appropriate Portfolio Manager determine to vote a particular proxy in a manner different from the proposed vote of ISS. Neither the Compliance Officer nor the Head of Operations may alter an ISS proposed vote should the Portfolio Manager or the Firm have a material conflict of interest with the Client whose securities are the subject of the vote.

Resolving Conflicts of Interest. A material conflict of interest may arise if the Firm, the Portfolio Manager or a Supervised Person has a substantial business or personal relationship with the company that is the subject of the proxy or a proponent of a proxy proposal and the failure to vote in favor of management or the proponent could harm the Firm’s relationship with such persons. Should a Portfolio Manager or any other Supervised Person have a question as to whether a particular proxy vote would give rise to a material conflict of interest, the Portfolio Manager or Supervised Person should contact the Compliance Officer. The Compliance Officer will consult with the CFO, Head of Operations, Portfolio Managers and the other Firm personnel with knowledge of the potential conflict and determine whether a material conflict exists and resolve the conflict in the best interest of the Client. Material conflicts of interest between the Firm, its personnel and its Clients will be resolved as follows:

          1. Where the conflict of interest is a conflict involving the Firm, the firm will abstain from changing the ISS vote determination on the website;

          2. Where the conflict of interest is a personal conflict involving the Portfolio Manger, the

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Portfolio Manger will abstain from the voting decision, and the HCM Compliance Officer, after consultation with the HCM CFO, will determine whether to vote the proxy or allow ISS to vote the proxy.

Confirming Independence of ISS. The Firm has confirmed that ISS has the experience, capacity and competence to vote proxies. ISS has represented that it will not provide this service in connection with any proxy concerning a company for which it provides substantial services, or it otherwise has a relationship which would preclude it from making recommendations in an impartial manner and in the best interests of the Firm’s Clients. The Firm has no affiliation or material business, professional or other relationship with ISS. ISS has also undertaken to inform the Compliance Officer, or her designee, or any relationship it has or may have in the future with any company for which ISS proposes to provide proxy voting recommendations (including any compensation received or to be received from such company).

Recordkeeping. The Firm must retain copies of (i) its proxy voting policies and procedures and all amendments thereto; (ii) a list of the proxy statements received and forwarded to ISS regarding Client securities; (iii) records of votes cast by ISS and the Firm on behalf of Clients; (iv) records of Client requests for proxy voting information; (vii) any records relating to the qualifications of ISS and how it addresses material conflicts of interest; and (vii) records relating to how the Firm addressed material conflicts of interest. The information should be retained by the HCM’s Head of Operations and copies should be sent to the HCM’s Compliance Officer, or her designee.

          In accordance with regulations of the SEC, the Funds’ proxy voting records for the most recent 12-month period ended June 30 are on file with the SEC and are available on the JPMorgan Funds’ website at www.jpmorganfunds.com and are on the SEC’s website at www.sec.gov.

ADDITIONAL INFORMATION

          A Trust is not required to hold a meeting of Shareholders for the purpose of electing Trustees except that (i) a Trust is required to hold a Shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by Shareholders and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the Shareholders, that vacancy may only be filled by a vote of the Shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of Shares representing two-thirds of the outstanding Shares of a Trust at a meeting duly called for the purpose, which meeting shall be called and held in accordance with the bylaws of the applicable Trust. Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

          As used in a Trust’s Prospectuses and in this SAI, “assets belonging to a Fund” means the consideration received by a Trust upon the issuance or sale of Shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of a Trust not readily identified as belonging to a particular Fund that are allocated to that Fund by a Trust’s Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. It is anticipated that the factor that will be used by the Board of Trustees in making allocations of general assets to particular Funds will be the relative net asset values of the respective Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of a Trust not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative net asset values of the respective Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of a Trust to particular Funds will be determined by the Board of Trustees of a Trust and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees of a Trust as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

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          As used in this SAI and the Prospectuses, the term “majority of the outstanding voting securities” means the vote of (i) 67% or more of the Fund’ s outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

          Telephone calls to the Funds, the Funds’ service providers or a Financial Intermediary as Financial Intermediary may be tape-recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Registration Statements of the Trusts filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

          Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statements of the Trusts. Each such statement is qualified in all respects by such reference.

          No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trusts, the Funds or JPMDS. The Prospectuses and this SAI do not constitute an offer by any Fund or by JPMDS to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or JPMDS to make such offer in such jurisdictions.

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APPENDIX A—DESCRIPTION OF RATINGS

          The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the investment adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

          Unrated securities will be treated as non-investment grade securities unless the investment adviser determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Standard & Poor’s Rating Service (“S&P”)

A-1

Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

A-2

Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

A-3

Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C	Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

In payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings (“Fitch”)

F1	HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate;

however, near-term adverse changes could result in a reduction to non-investment grade.

B	SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD	Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations.

“+” or ”-”	may be appended to a rating to denote relative status within major rating categories.

‘PIF’	denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’	indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’

A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

Moody’s Investors Service, Inc. (“Moody’s”)

Prime-1

Superior ability for repayment, often evidenced by such characteristics as: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2

Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3

Acceptable capacity for repayment. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime	Does not fall within any of the Prime rating categories.

Dominion Bond Rating Service (“DBRS”)

R-1	Prime Credit Quality

R-2	Adequate Credit Quality

R-3	Speculative

D	Default

All three DBRS rating categories for short term debt use “high”, “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

R-1 (high)

Short term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

R-1 (middle)

Short term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)

Short term debt rated “R-1” (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high); R-2 (middle); R-2 (low)

Short term debt rated “R-2” is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the “R-2” classification are not as strong as those in the “R-1” category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an “R-1 credit”. Profitability trends, past and future, may be less favorable, earnings not as stabled, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high); R-3 (middle); R-3 (low)

Short term debt rated “R-3” is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. “R-3” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-3” ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

D

A security rated D implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

DESCRIPTION OF BANK RATINGS

Moody’s

Moody’s Bank Financial Strength Ratings (BFSRs) represent Moody’s opinion of a bank’s intrinsic safety and soundness and, as such, exclude certain external credit risks and credit support elements that are addressed by Moody’s Bank Deposit Ratings. In addition to commercial banks, Moody’s BFSRs may also be assigned to other types of financial institutions such as multilateral development banks, government-sponsored financial institutions and national development financial institutions.

A

These banks possess superior intrinsic financial strength. Typically they will be institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very predictable and stable operating environment.

B

These banks possess strong intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises, good financial fundamentals, and a predictable and stable operating environment.

C

These banks possess adequate intrinsic financial strength. Typically, they will be institutions with more limited but still valuable and defensible business franchises. These banks will display either acceptable financial fundamentals within a predictable and stable operating environment, or good financial fundamentals within a less predictable and stable operating environment.

D

Banks rated D display modest intrinsic financial strength, potentially requiring some outside support at times. Such institutions may be limited by one or more of the following factors; a weak business franchise; financial fundamentals that are deficient in one or more respects; or an unpredictable and unstable operating environment.

E

Banks rated E display very modest intrinsic financial strength, with a higher likelihood of periodic outside support or an eventual need for outside assistance. Such institutions may be limited by one or more of the following factors: a weak and limited business franchise; financial fundamentals that are materially deficient in one or more respects; or a highly unpredictable or unstable operating environment.

Where appropriate, a “+” modifier will be appended to ratings below the “A” category and a “-” modifier will be appended to ratings above the “E” category to distinguish those banks that fall in intermediate categories.

DESCRIPTION OF BOND RATINGS

S&P

          Corporate and Municipal Bond Ratings

          Investment Grade

AAA	Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

A

Debt rated A has a strong capacity to pay interest and repay principal; it is somewhat more susceptible, however, to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to impair the obligor’s capacity to pay interest and repay principal for debt in this category in higher-rated categories.

Speculative Grade

Debt rated BB, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC	The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C

The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1	The rating C1 is reserved for income bonds on which no interest is being paid.

D

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

Plus(+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c: The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*: Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Moody’s

         Long-Term Ratings: Bonds and Preferred Stock

         Investment Grade

Aaa

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa

Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Non-Investment Grade

Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. The protection of interest and principal payments may be no more than moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

          Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch

          Investment Grade

AAA

HIGHEST CREDIT QUALITY. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

VERY HIGH CREDIT QUALITY. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

HIGH CREDIT QUALITY. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

GOOD CREDIT QUALITY. ‘BBB’ ratings indicate that there is currently expectations of low credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

          Speculative Grade

BB

SPECULATIVE. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

HIGHLY SPECULATIVE. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met: however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

RD	Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations.

DBRS

          Bond and Long-Term Debt Rating Scale

The DBRS long-term debt rating scale is meant to give an indication of the risk that a borrower will not fulfill its full obligations in a timely manner, with respect to both interest and principal commitments. Every DBRS rating is based on quantitative and qualitative considerations relevant to the borrowing entity. Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The AAA and D categories do not utilize “high”, “middle”, and “low” as differential grades.

AAA

Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

AA

Bonds rate “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A

Bonds rated “A” are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the “A” category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB

Bonds rated “BBB” are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

BB

Bonds rated “BB” are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B

Bonds rated “B” are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/ CC/C

Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated “B”, Bonds rated below “B” often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the “C” to “CCC” categories, with “CC” and “C” normally used to lower ranking debt of companies where the senior debt is rated in the “CCC” to “B” range.

D

A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

DESCRIPTION OF INSURANCE RATINGS

Moody’s

Insurance Financial Strength Ratings

Moody’s Insurance Financial Strength Ratings are opinions of the ability of insurance companies to repay punctually senior policyholder claims and obligations. Specific obligations are considered unrated unless they are individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

Moody’s rating symbols for Insurance Financial Strength Ratings are identical to those used to indicate the credit quality of long-term obligations. These rating gradations provide investors with a system for measuring an insurance company’s ability to meet its senior policyholder claims and obligations.

Aaa

Insurance companies rated in this category offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa

These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A	Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Insurance companies rated in this category offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba

Insurance companies rated in this category offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B	Insurance companies rated in this category offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa

Insurance companies rated in this category offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca	Insurance companies rated in this category offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C	Insurance companies rated in this category are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. Numeric modifiers are used to refer to the ranking within a group — with 1 being the highest and 3 being the lowest. However, the financial strength of companies within a generic rating symbol (Aa, for example) is broadly the same.

          Short-Term Insurance Financial Strength Ratings

These ratings represent Moody’s opinions of the ability of the insurance company to repay punctually its short-term senior policyholder claims and obligations. The ratings apply to senior policyholder obligations that mature or are payable within one year or less.

Specific obligations are considered unrated unless individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

P-1	Insurers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term policyholder claims and obligations.

P-2	Insurers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term policyholder claims and obligations.

P-3	Insurers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term policyholder claims and obligations.

NP	Insurers (or supporting institutions) rated Not Prime (NP) do not fall within any of the Prime rating categories.

S&P

An insurer rated “BBB” or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

AAA	Extremely Strong financial security characteristics. “AAA” is the highest Insurer Financial Strength Rating assigned by Standard & Poor’s.

AA	Very Strong financial security characteristics, differing only slightly from those rated higher.

A	Strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB	Good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers.

An insurer rated “BB” or lower is regarded as having vulnerable characteristics that may outweigh its strengths. “BB” indicates the least degree of vulnerability within the range; “CC” the highest.

BB	Marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B	Weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC	Very Weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC	Extremely Weak financial security characteristics and is likely not to meet some of its financial commitments.

R

An insurer rated R is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

NR	Not Rated, which implies no opinion about the insurer’s financial security.

Plus (+) or minus (-) Following ratings from “AA” to “CCC” show relative standing within the major rating categories.

Fitch

Insurer Financial Strength Ratings

A Fitch insurer financial strength rating (“IFS rating”) provides an assessment of the financial strength of an insurance organization, and its capacity to meet senior obligations to policyholders and contract holders on a timely basis. The IFS rating is assigned to the insurance organization itself, and no liabilities or obligations of the insurer are specifically rated unless otherwise stated (for example, Fitch Ratings may separately rate the debt obligations of an insurer). The IFS rating can be assigned to insurance and reinsurance companies in all insurance sectors, including the life & health, property & casualty, mortgage, financial guaranty and title insurance sectors, as well as managed care companies such as health maintenance organizations.

The IFS rating uses the same ratings scale and symbols used by Fitch for its international ratings of long-term debt obligations and issuers. However, the definitions associated with the ratings reflect the unique aspects of the IFS rating within an insurance industry context. Ratings in the ‘AA’ through ‘CCC’ categories may be amended with a plus or minus sign to show relative standing within the major rating category. Ratings of ‘BBB-’ and higher are considered to be “Secure”, and those of ‘BB+’ and lower are considered to be “Vulnerable”.

AAA

EXCEPTIONALLY STRONG. Insurers assigned this highest rating are viewed as possessing exceptionally strong capacity to meet policyholder and contract obligations. For such companies, risk factors are minimal and the impact of any adverse business and economic factors is expected to be extremely small.

AA

VERY STRONG. Insurers are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small.

A

STRONG. Insurers are viewed as possessing strong capacity to meet policyholder and contract obligations. Risk factors are moderate, and the impact of any adverse business and economic factors is expected to be small.

BBB

GOOD. Insurers are viewed as possessing good capacity to meet policyholder and contract obligations. Risk factors are somewhat high, and the impact of any adverse business and economic factors is expected to be material, yet manageable.

BB

Moderately Weak. Insurers are viewed as moderately weak with an uncertain capacity to meet policyholder and contract obligations. Though positive factors are present, overall risk factors are high, and the impact of any adverse business and economic factors is expected to be significant.

B

Weak. Insurers are viewed as weak with a poor capacity to meet policyholder and contract obligations. Risk factors are very high, and the impact of any adverse business and economic factors is expected to be very significant.

CCC, CC, C

Very Weak. Insurers rated in any of these three categories are viewed as very weak with a very poor capacity to meet policyholder and contract obligations. Risk factors are extremely high, and the impact of any adverse business and economic factors is expected to be insurmountable. A ‘CC’ rating indicates that some form of insolvency or liquidity impairment appears probable. A ‘C’ rating signals that insolvency or a liquidity impairment appears imminent.

DDD, DD, D

Distressed. These ratings are assigned to insurers that have either failed to make payments on their obligations in a timely manner, are deemed to be insolvent, or have been subjected to some form of regulatory intervention. Within the ‘DDD’-’D’ range, those companies rated ‘DDD’ have the highest prospects for resumption of business operations or, if liquidated or wound down, of having a vast majority of their obligations to policyholders and contract holders ultimately paid off, though on a delayed basis (with recoveries expected in the range of 90-100%). Those rated ‘DD’ show a much lower likelihood of ultimately paying off material amounts of their obligations in a liquidation or wind down scenario (in a range of 50-90%). Those rated ‘D’ are ultimately expected to have very limited liquid assets available to fund obligations, and therefore any ultimate payoffs would be quite modest (at under 50%).

“+” or “-”

may be appended to a rating to indicate the relative position of a credit within the rating category. Such suffixes are not added to ratings in the ‘AAA’ category or to ratings below the ‘CCC’ category.

Short-Term Insurer Financial Strength Ratings

A Fitch Short-Term Insurer Financial Strength Rating (ST-IFS Rating) provides an assessment of the near-term financial health of an insurance organization, and its capacity to meet senior obligations to policyholders and contractholders that would be expected to be due within one year. The analysis supporting the ST-IFS Rating encompasses all of the factors considered within the context of the IFS Rating, but with greater weighting given to an insurer’s near-term liquidity, financial flexibility and regulatory solvency characteristics, and less weight given to longer-term issues such as competitiveness and earnings trends.

Fitch will only assign a ST-IFS rating to insurers that also have been assigned an IFS rating. Currently, ST-IFS ratings are used primarily by U.S. life insurance companies that sell short-term funding agreements.

The ST-IFS rating uses the same international ratings scale used by Fitch for short-term debt and issuer ratings. Ratings of ‘F1’, ‘F2’ and ‘F3’ are considered to be “Secure”, while those of ‘B’ and below are viewed as “Vulnerable”.

F1

STRONG. Insurers are viewed as having a strong capacity to meet their near-term obligations. When an insurer rated in this rating category is designated with a (+) sign, it is viewed as having a very strong capacity to meet near-term obligations.

F2	MODERATELY STRONG. Insurers are viewed as having a moderately strong capacity to meet their near-term obligations.

F3

MODERATE. Insurers are viewed as having a moderate capacity to meet their near-term obligations, and a near-term adverse change in business or economic factors would likely move the insurer to a ‘vulnerable’ rating category.

B	WEAK. Insurers are viewed as having a weak capacity to meet their near-term obligations.

C	VERY WEAK. Insurers are viewed as having a very weak capacity to meet their near-term obligations.

D	DISTRESSED. Insurers have either been unable to meet near-term obligations, or the failure to meet such obligations is imminent.

DESCRIPTION OF SHORT-TERM MUNICIPAL BOND RATINGS

Moody’s

Moody’s ratings for short-term municipal obligations are designated “Moody’s Investment Grade (“MIG”) or “Variable Moody’s Investment Grade” (“VMIG”), in the case of variable rate demand obligations (VRDOs). For VRDOs, a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue’s specific structural or credit features. Those short-term obligations that are of speculative quality are designated SG.

MIG1/VMIG1	Superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2/VMIG2	Strong credit quality. Margins of protection are ample although not so large as in the preceding group.

MIG3/VMIG3	Acceptable credit quality. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.

SG	Speculative quality. Debt instruments in this category lack margins of protection.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

SP-1	Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest.

SP-3	Speculative capacity to pay principal and interest.

DESCRIPTION OF PREFERRED STOCK RATINGS

Moody’s

Because of the fundamental differences between preferred stocks and bonds, a variation of our familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

aaa	Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa	High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a

Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa	Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba

Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b	Lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca	Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c	Lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DBRS

          Preferred Share Rating Scale

The DBRS preferred share rating scale is used in the Canadian securities market and is meant to give an indication of the risk that a borrower will not fulfill its full obligations in a timely manner, with respect to both dividend and principal commitments. Every DBRS rating is based on quantitative and qualitative considerations relevant to the borrowing entity. Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the middle of the category.

Pfd-1

Preferred shares rated “Pfd-1” are of superior credit quality, and are supported by entities with strong earnings and balance sheet characteristics. “Pfd-1” generally corresponds with companies whose senior bonds are rated in the “AAA” or “AA” categories. As is the case with all rating categories, the relationship between senior debt ratings and preferred share ratings should be understood as one where the senior debt rating effectively sets a ceiling for the preferred shares issued by the entity. However, there are cases where the preferred share rating could be lower than the normal relationship with the issuer’s senior debt rating.

Pfd-2

Preferred shares rated “Pfd-2” are of satisfactory credit quality. Protection of dividends and principal is still substantial, but earnings, the balance sheet, and coverage ratios are not as strong as Pfd-1 rated companies. Generally, “Pfd-2” ratings correspond with companies whose senior bonds are rated in the “A” category.

Pfd-3

Preferred shares rated “Pfd-3” are of adequate credit quality. While protection of dividends and principal is still considered acceptable, the issuing entity is more susceptible to adverse changes in financial and economic conditions, and there may be other adversities present which detract from debt protection. “Pfd-3” ratings generally correspond with companies whose senior bonds are rated in the higher end of the “BBB” category.

Pfd-4

Preferred shares rated “Pfd-4” are speculative, where the degree of protection afforded to dividends and principal is uncertain, particularly during periods of economic adversity. Companies with preferred shares rated “Pfd-4” generally coincide with entities that have senior bond ratings ranging from the lower end of the “BBB” category through the “BB” category.

Pfd-5

Preferred shares rated “Pfd-5” are highly speculative and the ability of the entity to maintain timely dividend and principal payments in the future is highly uncertain. The “Pfd-5” rating generally coincides with companies with senior bond ratings of “B” or lower. Preferred shares rated “Pfd-5” often have characteristics which, if not remedied, may lead to default.

“D”

A security rated D implies the issuer has either not met a scheduled dividend or principal payment or the issuer has made it clear it will miss such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

PART C

Item 23.  Exhibits

(a)(1)	Certificate of Trust dated November 12, 2004 is incorporated by reference to Exhibit (a)(1) to Post-Effective Amendment No. 69 (filed February 18, 2005) to Registrant’s Registration Statement on Form N-1A.

(a)(2)	Declaration of Trust dated November 5, 2004 is incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 69 (filed February 18, 2005) to Registrant’s Registration Statement on Form N-1A.

(a)(3)	Amended Schedule B, dated May 13, 2005, to the Declaration of Trust dated November 5, 2004 is incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 72 (filed May 16, 2005) to Registrant’s Registration Statement on Form N-1A.

(a)(4)	Amended Schedule B, dated July 1, 2006, to the Declaration of Trust dated November 5, 2004. Filed herewith.

(b)(1)	Amended and Restated By-Laws dated January 16, 2007. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission in Post-Effective Amendment No. 86 as filed on February 27, 2007 (Accession Number 0001145443-07-000492).

(c)	Instrument defining rights of shareholders incorporated by reference to Exhibits (a)(2) and (b).

(d)(1)	Amended and Restated Investment Advisory Agreement dated as of August 12, 2004 between Registrant and Banc One Investment Advisors Corporation (renamed JPMorgan Investment Advisors Inc. as of February 19, 2005) is incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 68 (filed October 27, 2004) to Registrant’s Registration Statement on Form N-1A.

(d)(2)	Revised Schedule A dated as of September 30, 2004 to the Amended and Restated Investment Advisory Agreement between Registrant and Banc One Investment Advisors Corporation (renamed JPMorgan Investment Advisors Inc. as of February 19, 2005) is incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 68 (filed October 27, 2004) to Registrant’s Registration Statement on Form N-1A.

(d)(3)	Amended and Restated Sub-Investment Advisory Agreement dated as of August 18, 2004 between Banc One Investment Advisors Corporation (renamed JPMorgan Investment Advisors Inc. as of February 19, 2005) and Banc One High Yield Partners, LLC (renamed JPMorgan High Yield Partners LLC as of February 19, 2005) with respect to the High Yield Bond Fund is incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 68 (filed October 27, 2004) to Registrant’s Registration Statement on Form N-1A.

(d)(4)	Amended and Restated Sub-Investment Advisory Agreement, dated as of August 18, 2004 between Banc One Investment Advisors Corporation (renamed JPMorgan Investment Advisors Inc. as of February 19, 2005) and Banc One High Yield Partners, LLC (renamed JPMorgan High Yield Partners LLC as of February 19, 2005) with respect to Income Bond Fund is incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 68 (filed October 27, 2004) to Registrant’s Registration Statement on Form N-1A.

(d)(5)	Investment Advisory Agreement dated as of September 30, 2004 by and between Registrant and Security Capital Research and Management Incorporated with respect to the U. S. Real Estate Fund is incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 68 (filed October 27, 2004) to Registrant’s Registration Statement on Form N-1A.

(d)(6)	Investment Advisory Agreement made as of August 12, 2004 between Registrant and J.P. Morgan Investment Management Inc. with respect to International Equity Index Fund is incorporated by reference to Exhibit (d)(6) to Post-Effective Amendment No. 68 (filed October 27, 2004) to Registrant’s Registration Statement on Form N-1A.

(d)(7)	Amended and Restated Schedule A to the Investment Advisory Agreement between JPMorgan Trust II and JPMorgan Investment Advisors Inc. (amended as of June 26, 2006). Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission in Post-Effective Amendment No. 84 as filed on August 30, 2006 (Accession Number 0001145443-06-002835).

(e)(1)	Distribution Agreement between Registrant and JPMorgan Distribution Services, Inc., effective February 19, 2005. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission in Post-Effective Amendment No. 71 to the Registration Statement on April 27, 2005 (Accession Number 0001193125-05-086890).

(e)(2)	Amendment to the Distribution Agreement, including Schedule A, dated May 1, 2005. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission in Post-Effective Amendment No. 84 as filed on August 30, 2006 (Accession Number 0001145443-06-002835).

(e)(3)	Form of Amended Schedule B to the Distribution Agreement, amended as of June 14, 2007. Filed herewith.

(e)(4)	Form of Amended Schedule C to the Distribution Agreement, amended as of June 14, 2007. Filed herewith.

(e)(5)	Form of Amended Schedule D to the Distribution Agreement, amended as of June 14, 2007. Filed herewith.

(e)(6)	Amended Schedule E to the Distribution Agreement, amended as of July 1, 2006. Filed herewith.

(e)(7)	Form of Amended Schedule F to the Distribution Agreement, amended as of June 14, 2007. Filed herewith.

(f)	Amended and Restated Deferred Compensation Plan for Trustees of One Group Mutual Funds and One Group Investment Trust is incorporated by reference to Exhibit (f) to Post-Effective Amendment No. 57 (filed October 30, 2002) to Registrant’s Registration Statement on Form N-1A.

(g)(1)(a)	Global Custody and Fund Accounting Agreement dated February 19, 2005. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission in Post-Effective Amendment No. 71 to the Registration Statement on April 27, 2005 (Accession Number 0001193125-05-086890).

(g)(1)(b)	Amendment to Global Custody and Fund Accounting Agreement, including Schedule A, dated May 1, 2006. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission in Post-Effective Amendment No. 84 as filed on August 30, 2006 (Accession Number 0001145443-06-002835).

(g)(1)(c)	Form of Amended Schedule A to the Global Custody & Fund Accounting Agreement (amended as of June 14, 2007). Filed herewith.

(h)(1)(a)	Administration Agreement between Registrant and JPMorgan Funds Management, Inc., effective February 19, 2005. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission in Post-Effective Amendment No. 71 to the Registration Statement on April 27, 2005 (Accession Number 0001193125-05-086890).

(h)(1)(b)	Amendment, including amended Schedule A, dated May 1, 2006, to the Administration Agreement. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission in Post-Effective Amendment No. 84 as filed on August 30, 2006 (Accession Number 0001145443-06-002835).

(h)(1)(c)	Form of Amended Schedule B to the Administration Agreement (amended as of June 14, 2007).

(h)(2)(a)	Transfer Agency Agreement between Registrant and Boston Financial Data Services, Inc. (“BFDS”), effective February 19, 2005. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission in Post-Effective Amendment No. 71 to the Registration Statement on April 27, 2005 (Accession Number 0001193125-05-086890).

(h)(2)(b)	Amendment as of January 31, 2007 to the Transfer Agency Agreement between JP Morgan Funds and BFDS dated February 19, 2005. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission in Post-Effective Amendment No. 86 as filed on February 27, 2007 (Accession Number 0001145443-07-000492).

(h)(2)(c)	Form of Appendix A to the Transfer Agency Agreement (amended as of June 14, 2007). Filed herewith.

(h)(3)(a)	Shareholder Servicing Agreement, effective February 19, 2005, between Registrant and JPMorgan Distribution Services, Inc. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission in Post-Effective Amendment No. 71 to the Registration Statement on April 27, 2005 (Accession Number 0001193125-05-086890).

(h)(3)(b)	Form of Amended Schedule B to the Shareholder Servicing Agreement (amended as of June 14, 2007). Filed herewith.

(h)(4)	Securities Lending Agreement, Amended and Restated as of August 11, 2005, between the Registrant and JPMorgan Chase Bank. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission in Post-Effective Amendment No. 73 to the Registration Statement on September 23, 2005 (Accession Number 0001145443-05-002331).

(h)(5)	Indemnification Agreement dated August 10, 2004. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission in Post-Effective Amendment No. 71 to the Registration Statement on April 27, 2005 (Accession Number 0001193125-05-086890).

(h)(6)	Form of Trust Fund/SERV Agreement between the Registrant and JPMorgan Distribution Services, Inc. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission in Post-Effective Amendment No. 71 to the Registration Statement on April 27, 2005 (Accession Number 0001193125-05-086890).

(h)(7)	Form of Sub Transfer Agency Agreement between the Record keeper and the Registrant. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission in Post-Effective Amendment No. 71 to the Registration Statement on April 27, 2005 (Accession Number 0001193125-05-086890).

(h)(8)	Form of Service Agreement between the Financial Intermediary and JPMorgan Distribution Services, Inc. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission in Post-Effective Amendment No. 71 to the Registration Statement on April 27, 2005 (Accession Number 0001193125-05-086890).

(h)(9)	Form of Mutual Fund Sales Agreement between the Financial Intermediary and JPMorgan Distribution Services, Inc. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission in Post-Effective Amendment No. 71 to the Registration Statement on April 27, 2005 (Accession Number 0001193125-05-086890).

(h)(10)	Form of Bilateral Networking Agreement between Registrant and JPMorgan Distribution Services, Inc. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission in Post-Effective Amendment No. 71 to the Registration Statement on April 27, 2005 (Accession Number 0001193125-05-086890).

(h)(11)	Fee Waiver Agreement for the R Class shares of the JPMorgan Trust II funds listed on Schedule A. Incorporated herein by reference to the Registrant's Registration Statement filed with the Securities and Exchange Commission in Post-Effective Amendment No. 85 as filed on October 27, 2006 (Accession Number 0001145443-06-003260).

(h)(12)	Fee Waiver Agreement for the JPMorgan Trust II funds listed on Schedule A. Incorporated herein by reference to the Registrant's Registration Statement filed with the Securities and Exchange Commission in Post-Effective Amendment No. 85 as filed on October 27, 2006 (Accession Number 0001145443-06-003260).

(h)(13)	Fee Waiver Agreement for the JPMorgan U.S. Real Estate Fund. Incorporated herein by reference to the Registrant's Registration Statement filed with the Securities and Exchange Commission in Post-Effective Amendment No. 85 as filed on October 27, 2006 (Accession Number 0001145443-06-003260).

(h)(14)	Form of Fee Waiver Agreement for the JPMorgan International Equity Index Fund. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission in Post-Effective Amendment No. 86 as filed on February 27, 2007 (Accession Number 0001145443-07-000492).

(h)(15)	Form of Amendment to the JPMorgan Trust II Funds Fee Waiver Agreement. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission in Post-Effective Amendment No. 86 as filed on February 27, 2007 (Accession Number 0001145443-07-000492).

(h)(16)	Form of Fee Waiver Agreement for the JPMorgan U.S. Real Estate Fund. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission in Post-Effective Amendment No. 87 as filed on April 27, 2007. (Accession Number 0001145443-07-001241)

(h)(17)	Form of Fee Waiver Agreement, dated July 1, 2007, for the Funds listed on Schedule A thereto. Filed herewith.

(i)	Opinion and consent of counsel. Filed herewith.

(j)(1)	Consent of Ropes & Gray LLP. Filed herewith.

(j)(2)	Consent of PricewaterhouseCoopers LLP with respect to the money market funds listed in such consent. Filed herewith.

(j)(3)	Consent of PricewaterhouseCoopers LLP with respect to the municipal funds listed in such consent. Filed herewith.

(j)(4)	Consent of PricewaterhouseCoopers LLP with respect to the income funds listed in such consent. Filed herewith.

(k)	None

(l)	Purchase Agreement dated July 18, 1985, between Registrant and Physicians Insurance Company of Ohio is incorporated by reference to Exhibit (13) to Post Effective Amendment No. 45 (filed August 26, 1998) to Registrant’s Registration Statement on Form N-1A.

(m)(1)	Combined Amended and Restated Distribution Plan. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission in Post-Effective Amendment No. 73 to the Registration Statement on September 23, 2005 (Accession Number 0001193125-05-190523).

(m)(2)	Schedule B to the Combined Amended and Restated Distribution Plan, amended as of June 14, 2007. Filed herewith.

(n)(1)	Combined Amended and Restated 18f-3 Multi-Class Plan. Incorporated herein by reference to Exhibit (n)(1) to Post-Effective Amendment No. 83 to the Registrant’s registration statement as filed on June 28, 2006 (Accession Number 0001145443-06-002205).

(p)(1)	Code of Ethics for the One Group Mutual Funds and other related funds is incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 68 (filed December 16, 2004) to the Registrant’s Registration Statement on Form N-1A.

(p)(2)	Code of Ethics of JPMorgan Investment Advisors Inc., J.P. Morgan Investment Management Inc. and Security Capital Research and Management Incorporated, effective March 1, 2007. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission in Post-Effective Amendment No. 86 as filed on February 27, 2007 (Accession Number 0001145443-07-000492).

(p)(3)	Code of Ethics for One Group Dealer Services (renamed JPMorgan Distribution Services, Inc. as of February 19, 2005) is incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 68 (filed December 16, 2004) to the Registrant’s Registration Statement on Form N-1A.

(99)(a)	Powers of Attorney for the Trustees. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission in Post-Effective Amendment No. 86 as filed on February 27, 2007 (Accession Number 0001145443-07-000492).

(99)(b)	Powers of Attorney for George C.W. Gatch. Filed herewith.

(99)(c)	Powers of Attorney for Stephanie J. Dorsey. Filed herewith.

Item 24.  Persons Controlled by or under Common Control with Registrant

As of the effective date of this Registration Statement there are no persons controlled or under common control with the Registrant.

Item 25.  Indemnification.

Reference is made to Section 3 and Section 5 of Registrant’s Declaration of Trust and Section 1.10 of Registrant’s Distribution Agreement.

The Registrant’s Declaration of Trust states that every person who is, has been, or becomes a Trustee or officer of the Trust or is or has been a trustee or director of a Predecessor Entity shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer of the Trust or a trustee or director of a Predecessor Entity and against amounts paid or incurred by him or her in the settlement thereof.

The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee, officer or agent of the Trust or a trustee or director of a predecessor entity in connection with any proceeding in which he or she may become involved by virtue of his or her capacity or former capacity as a Trustee, officer or agent of the Trust or a trustee or director of a Predecessor Entity.

The Trust agrees to indemnify, defend and hold the Distributor, its several directors, officers and employees, and any person who controls the Distributor within the meaning of Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which the Distributor, its directors, officers and employees, or any such controlling person may incur under the Securities Act or under common law or otherwise arising out of or based upon

(i) any untrue statement, or alleged untrue statement, of a material fact contained in any registration statement or any prospectus, (ii) any omission, or alleged omission, to state a material fact, required to be stated in either any registration statement or any prospectus, or necessary to make the statements in either thereof not misleading, or (iii) any Trust advertisement or sales literature that is not in compliance with applicable laws, rules or regulations (including, but not limited to the Conduct Rules of the National Association of Securities Dealers, Inc.). However, the Trust’s agreement to indemnify the Distributor, its directors, officers or employees, and any such controlling person, shall not be deemed to cover any claims, demands, liabilities or expenses arising out of any statements or representations as are contained in any prospectus, advertisement or sales literature and in such financial and other statements as are furnished in writing to the Trust by the Distributor and used in the answers to the registration statement or in the corresponding statements made in the prospectus, advertisement or sales literature, or arising out of or based upon any omission or alleged omission to state a material fact in connection with the giving of such information required to be stated in such answers or necessary to make the answers not misleading. Further, the Trust’s agreement to indemnify Distributor and the Trust’s representations and warranties set forth in the Distribution Agreement shall not be deemed to cover any liability to the Trust or its Shareholders to which Distributor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of Distributor’s reckless disregard of its obligations and duties under the Distribution Agreement.

Item 26.  Business and Other Connections of Investment Advisers

See “Management of the Trust” in Part B. The business or other connections of each director and officer of JPMorgan Investment Advisors Inc. is currently listed in the investment advisor registration on Form ADV for JPMorgan Investment Advisors Inc. (File No. 801-40060) and is incorporated herein by reference.

See “Management of the Trust” in Part B. The business or other connections of each director and officer of Security Capital Research & Management Incorporated is currently listed in the investment advisor registration on Form ADV for Security Capital Research & Management Incorporated (File No. 801-53815) and is incorporated herein by reference.

See "Management of the Trust" in Part B. The business and other connections of each directors of J.P. Morgan Investment Management Inc. is currently listed in the investment adviser registration on Form ADV for J.P. Morgan investment Management Inc. (File No. 801-21011) and is incorporated by reference herein.

Item 27.  Principal Underwriters

(a) JPMorgan Distribution Services, Inc. is the principal underwriter of the Registrant’s shares. JPMorgan Distribution Services, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. JPMorgan Distribution Services, Inc. is located at 1111 Polaris Parkway, Columbus, Ohio 43271. JPMorgan Distribution Services, Inc. acts as the principal underwriter for the following additional investment companies:

J.P. Morgan Fleming Mutual Fund Group, Inc.
J.P. Morgan Mutual Fund Group
J.P. Morgan Mutual Fund Investment Trust
J.P. Morgan Series Trust II
JPMorgan Trust I
JPMorgan Trust II
JPMorgan Value Opportunities Fund Inc.
Undiscovered Managers Funds
JPMorgan Insurance Trust

(b) The directors and officers of JPMorgan Distribution Services, Inc. are set forth below. The business address of each director or officer is 1111 Polaris Parkway, Columbus, Ohio 43271.

Name	Positions and Offices With JPMorgan Distribution Services, Inc.	Positions With Registrant
George C.W. Gatch	Director and President	President
Michael R. Machulski	Director, Vice President & Treasurer	None
Robert L. Young	Director, Vice President	Senior Vice President
David J. Thorp, Jr	Vice President	None
James C. Berry	Vice President & Secretary	None
Nancy E. Fields	Vice President	Assistant Secretary
Jessica K. Ditullio	Assistant Secretary	Assistant Secretary
Anthony J. Horan	Assistant Secretary	None
Frank J. Drozek	Assistant Treasurer	None
Christopher J. Mohr	Assistant Treasurer	None

(c)	Not applicable.

Item 28.  Location of Accounts and Records

(1)	JPMorgan Investment Advisors Inc., 1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211 (records relating to its functions as Investment Adviser).

(2)	Security Capital Research & Management Incorporated, 10 South Dearborn, Chicago, Illinois 60603 (records relating to its functions as Investment Adviser to the U. S. Real Estate Fund).

(3)	J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, New York 10167 (records relating to its functions as Investment Adviser to the JPMorgan International Equity Index Fund).

(4)	JPMorgan Distribution Services, Inc., 1111 Polaris Parkway, Columbus, Ohio 43271 (records relating to its functions as Distributor for all Funds).

(5)	JPMorgan Funds Management, Inc., 1111 Polaris Parkway, Columbus, Ohio 43271-1235 (records relating to its functions as Administrator for all Funds).

(6)	Boston Financial Data Services, Inc., 2 Heritage Drive, North Quincy, Massachusetts 02171 (records relating to its functions as transfer agent to the Funds).

(7)	JPMorgan Chase Bank, N.A. Three Chase Metro Tech Center, Brooklyn, New York 11245 (records relating to its functions as custodian).

(8)	Ropes & Gray LLP, One Metro Center, 700 12th Street, N.W., Suite 900, Washington, D.C. 20005 (Minute Books).

Item 29.  Management Services

        N/A

Item 30.  Undertakings

The Registrant undertakes to call a meeting of Shareholders, at the request of at least 10% of the Registrant’s outstanding shares, for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

The Registrant undertakes to furnish to each person to whom a prospectus for a particular fund is delivered a copy of the Registrant’s latest annual report to shareholders relating to that fund upon request and without charge.

SIGNATURE

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, JPMorgan Trust II, certifies that it meets all the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Columbus and State of Ohio on the 27th day of June 2007.

JPMORGAN TRUST II By: GEORGE C.W. GATCH* George C.W. Gatch President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on June 27, 2007.

WILLIAM J. ARMSTRONG*	WILLIAM G. MORTON, JR.*
William J. Armstrong	William G. Morton, Jr.
Trustee	Trustee

ROLAND R. EPPLEY, JR.*	ROBERT A. ODEN, JR.*
Roland R. Eppley, Jr	Robert A. Oden, Jr.
Trustee	Trustee

JOHN F. FINN*	FERGUS REID, III*
John F. Finn	Fergus Reid, III
Trustee	Trustee and Chairman

DR. MATTHEW GOLDSTEIN*	FREDERICK W. RUEBECK*
Dr. Matthew Goldstein	Frederick W. Ruebeck
Trustee	Trustee

ROBERT J. HIGGINS*	JAMES J. SCHONBACHLER*
Robert J. Higgins*	James J. Schonbachler
Trustee	Trustee

PETER C. MARSHALL*	LEONARD M. SPALDING, JR.*
Peter C. Marshall	Leonard M. Spalding, Jr.
Trustee	Trustee

MARILYN MCCOY*
Marilyn McCoy
Trustee

By STEPHANIE J. DORSEY*	By GEORGE C.W. GATCH*
Stephanie J. Dorsey	George C.W. Gatch
Treasurer	President

*By /s/ Jessica K. Ditullio
Jessica K. Ditullio
Attorney-in-Fact

Exhibit Index

Exhibit No.	Description

(a)(4)	Amended Schedule B, dated July 1, 2006, to the Declaration of Trust.

(e)(3)	Form of Amended Schedule B to the Distribution Agreement, amended as June 14, 2007.

(e)(4)	Form of Amended Schedule C to the Distribution Agreement, amended as June 14, 2007.

(e)(5)	Form of Amended Schedule D to the Distribution Agreement, amended as June 14, 2007.

(e)(6)	Form of Amended Schedule E to the Distribution Agreement, amended as July 1, 2006.

(e)(7)	Form of Amended Schedule F to the Distribution Agreement, amended as June 14, 2007.

(g)(1)(c)	Form of Amended Schedule A to the Global Custody & Fund Accounting Agreement (amended as of June 14, 2007).

(h)(1)(c)	Form of Amended Schedule B to the Administration Agreement (amended as of June 14, 2007).

(h)(2)(c)	Form of Appendix A to the Transfer Agency Agreement (amended as of June 14, 2007).

(h)(3)(b)	Form of Amended Schedule B to the Shareholder Servicing Agreement (amended as of June 14, 2007).

(h)(17)	Form of Fee Waiver Agreement, dated July 1, 2007, for the Funds listed on Schedule A thereto.

(i)	Opinion and consent of counsel.

(j)(1)	Consent of Ropes & Gray LLP.

(j)(2)	Consent of PricewaterhouseCoopers LLP with respect to the money market funds listed in such consent.

(j)(3)	Consent of PricewaterhouseCoopers LLP with respect to the municipal funds listed in such consent.

(j)(4)	Consent of PricewaterhouseCoopers LLP with respect to the income funds listed in such consent.

(m)(2)	Schedule B to the Combined Amended and Restated Distribution Plan, amended as of June 14, 2007.

99(b)	Power of Attorney for George C. W. Gatch.

99(c)	Power of Attorney for Stephanie J. Dorsey.